AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON

DECEMBER 14, 2007

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

COLUMBIA FUNDS SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

One Financial Center

Boston, Massachusetts 02111

(Address of Principal Executive Offices) (Zip Code)

617-426-3750

(Registrant’s Area Code and Telephone Number)

James R. Bordewick, Jr., Esq.

Columbia Management Group, LLC

One Financial Center

Boston, Massachusetts 02111

(Name and Address of Agent for Service)

With copies to:

Brian D. McCabe, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Cameron S. Avery, Esq. Bell, Boyd & Lloyd LLC 70 West Madison Street, Suite 3300 Chicago, Illinois 60602

TITLE OF SECURITIES BEING REGISTERED:

Class A shares of the Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Select Growth Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund and Columbia Select Opportunities Fund series of the Registrant; Class C shares of the Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Select Growth Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund and Columbia Select Opportunities Fund series of the Registrant; Class R shares of the Columbia Select Growth Fund, Columbia Select Small Cap Fund, Columbia Value And Restructuring Fund and Columbia Bond Fund series of the Registrant; and Class Z shares of the Columbia Dividend Income Fund, Columbia Real Estate Equity Fund, Columbia High Yield Opportunity Fund, Columbia Tax Exempt Fund, Columbia Blended Equity Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia International Growth Fund, Columbia Pacific/Asia Fund, Columbia Short-Intermediate Bond Fund, Columbia Select Opportunities Fund, Columbia Mid Cap Value and Restructuring Fund, Columbia Select Growth Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund and Columbia Bond Fund series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on January 14, 2007 pursuant to Rule 488 under the Securities Act of 1933.

EQUITY INCOME FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, into Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds Trust

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

EQUITY INCOME FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of Equity Income Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 14, 2008

Acquisition of the Assets and Liabilities of

EQUITY INCOME FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

by and in Exchange for Shares of

COLUMBIA DIVIDEND INCOME FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

The Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), by Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks total return by pursuing current income and opportunities for capital appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets (plus any borrowings for investment purposes) in a diversified portfolio of income–producing (dividend–paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Shares Class shares of the Acquired Fund would receive Class Z shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 14, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

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An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call [1-800-345-6611].

1.	What Merger is being proposed?

The Board of Trustees of the Acquired Fund (the “Board”) is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place at the end of the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of each class of the Acquired Fund, following the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of such shareholders’ current share class.

Please review “Reasons for the Merger and Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the table below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended September 30, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and based on pro forma combined net assets as of September 30, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of each class of shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the corresponding class of shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by approximately $[•] per share based on shares outstanding as of [•]). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately [•] after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

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Shareholder Fees

(paid directly from shareholder’s investment)

	Equity Income Fund (Acquired Fund)				Columbia Dividend Income Fund (Acquiring Fund)		Pro Forma Columbia Dividend Income Fund (Acquiring Fund)
	Retirement Shares Class		Shares Class		Class R	Class Z	Class R	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A		N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A		N/A	N/A	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	(2)	2.00	(2)	N/A	N/A	N/A	N/A

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.
(2)	The redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Excelsior Equity Income Fund (Acquired Fund)				Columbia Dividend Income Fund (Acquiring Fund)				Pro Forma Columbia Dividend Income Fund (Acquiring Fund)
	Retirement Shares Class		Shares Class		Class R(7)		Class Z		Class R(7)		Class Z
Management Fees	0.75		0.75		[0.77]	(3)(4)	0.77	(3)(4)	[0.77]	(3)(5)	0.73	(3)(5)
Distribution and Service Fees	0.50		0.00	(1)	[0.50]		0.00		[0.50]		0.00
Other Expenses	0.46		0.46		[0.14]		0.14		[0.14]		0.10

Total Annual Fund Operating Expenses	1.71		1.21		[1.41]		0.91		[1.41]		0.83
Less Fee Waivers and/or Reimbursements	(0.11)	(2)	(0.11)	(2)	[(0.11)]	(6)	(0.11)	(6)	[(0.11)]	(6)	(0.03)	(6)

Net Annual Fund Operating Expenses	1.60	(2)	1.10	(2)	[1.30]	(6)	0.80	(6)	[1.30]	(6)	0.80	(6)

(1)	The Acquired Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. However, no fees are being assessed under the plan at this time with respect to the Shares Class.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10% for Shares Class and 1.60% for Retirement Shares Class. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(3)	Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(4)	The Fund pays a management fee of 0.70% and an administrative fee of 0.07%.
(5)	The Fund pays a management fee of 0.66% and an administrative fee of 0.07%.
(6)	Columbia Management has contractually agreed to bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually for Class Z shares through January 31, 2009.
(7)	[Because Class R of the Acquiring Fund is a new class, the expenses provided are estimated for the current fiscal year.]

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Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

Equity Income Fund	1 Year		3 Years		5 Years		10 Years
Shares Class		$112		$373		$654		$1,456
Retirement Shares Class		$163		$528		$918		$2,010

Columbia Dividend Income Fund
Class Z		$82		$279		$493		$1,109
Class R	$	[•]	$	[•]	$	[•]	$	[•]

Columbia Dividend Income Fund (pro forma combined)
Class Z		$82		$262		$458		$1,023
Class R	$	[•]	$	[•]	$	[•]	$	[•]

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

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Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund generally have similar principal investment strategies. The Acquired Fund and the Acquiring Fund both generally seek current income and capital appreciation. Under normal market conditions, both Funds will invest at least 80% of their net assets (including borrowings for investment purposes) in equity securities. Both Funds emphasize value stocks but may purchase growth stocks as well. The Acquired Fund invests in real estate investment trusts (REITs) as a principal investment strategy, while the Acquiring Fund does not.

The table below shows the investment objective and principal investment strategies of each Fund.

	Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)
Investment objective:	The investment objective of the Acquired Fund is total return on assets through capital appreciation and income.	The Acquiring Fund seeks current income and capital appreciation.

Principal Investment Strategies:

The Acquired Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Acquired Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Acquired Fund will be able to do so.

The Acquired Fund invests in stocks that historically pay above-average dividends or that USTNY believes are likely to grow their dividend. USTNY focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Acquired Fund invests in common stocks, preferred stocks, convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. USTNY generally diversifies the Acquired Fund’s investments over a variety of industries and types of companies. The Acquired Fund may invest in companies of any size.

USTNY takes a long-term approach to managing the Acquired Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Acquiring Fund’s investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Acquiring Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Acquiring Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Acquiring Fund may invest up to 20% of its net assets in securities of foreign issuers.

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The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Borrow money, except from banks, or mortgage or hypothecate assets of the Acquired Fund, except in an amount not to exceed 1/3 of the current value of the Acquired Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Acquired Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Acquired Fund will not purchase securities while borrowings exceed 5% of its total assets. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwrite securities issued by other persons except insofar as the Excelsior Trust or the Acquired Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities and provided that any such loans not exceed 30% of the Acquired Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for the Acquired Fund’s portfolio, real estate acquired as a result of the Acquired Fund’s ownership of securities).

Purchase or sell real estate, except the Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

As a diversified portfolio, 75% of the assets of the Acquired Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than

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following fundamental limitations: (a) the Acquired Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Acquired Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Acquired Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Acquired Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	Neither Fund may purchase securities of companies for the purpose of exercising control.

•

Neither Fund may purchase securities on margin, except (a) for such short-term credits as are necessary for the clearance of transactions, and (b) the Acquired Fund may make deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures.

•

The Acquiring Fund may not sell securities short or maintain a short position, while the Acquired Fund is permitted to sell securities short or maintain a short position only to the extent that (a) the Acquired Fund owns an equal amount of such securities involved in the short sale or securities convertible into or exchangeable for, without payment of further consideration, securities of equivalent kind and amount, or (b) such short sales do not exceed 25% of the Acquired Fund’s net assets at market value; provided, however, that the value of the Acquired Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Acquired Fund’s net assets or more than 2% of the securities of any class of any issuer.

•

The Acquiring Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act, while the Acquired Fund is permitted to invest in them to the extent permitted by the 1940 Act so long as no commission or profit (other than the customary broker’s commission) is paid to a sponsor or dealer.

•

The Acquired Fund may not invest more than 5% of the Acquired Fund’s net assets in warrants (valued at the lower of cost or market). The Acquiring Fund has no similar stated non-fundamental investment policy.

•	The Acquired Fund may not purchase or hold more than 10% of any class of securities of any issuer. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase or retain in the Acquired Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Excelsior Trust, or is an officer or partner of the investment adviser of the Acquired Fund, if after the purchase of the securities of such issuer for the Acquired Fund, one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. The Acquiring Fund has no similar stated non-fundamental investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

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5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, Acquired Fund shareholders will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund. Holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and holders of Retirement Shares Class shares of the Acquired Fund will receive Class R shares of the Acquiring Fund. [The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares.] With respect to the purchase of shares, only eligible investors can invest in Class Z shares and Class R shares of the Acquiring Fund and Retirement Shares Class shares of the Acquired Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Retirement Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares and Class R shares, respectively, of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gain remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the

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Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $[•] and $[•], respectively (approximately $[•] and $[•] per share, respectively, based on shares outstanding as of [•]). Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL – MERGER OF THE ACQUIRED FUND

INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they generally have similar principal investment strategies. Because the Acquiring Fund, unlike the Acquired Fund, will not invest more than 10% of its assets in real estate investment trusts (REITs), the Acquired Fund may be, at times, subject to greater real estate investment trusts risk. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, convertible securities risk, foreign securities risk, and value securities risk, each of which is described below.

Investment Strategy Risk – The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible

11

security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which could reduce the amount of income and capital gain available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

In addition to the risks described above, the Acquiring Fund is subject to the following additional principal investment risks: credit risk, interest rate risk, growth securities risk, and low and below investment grade securities risk, each of which is described below. While these additional risks may also be risks of the Acquired Fund, they are not stated as principal investment risks of the Acquired Fund.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk – The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Growth Securities Risk – Because growth securities typically trade at higher multiple of earnings than other types of securities, the value of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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Low and Below Investment Grade Securities Risk – The Fund may invest in debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade (e.g., BB or below by Standard & Poor’s or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium – a high interest rate or yield – because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Acquired Fund shareholders will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund. Holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and holders of Retirement Shares Class shares of the Acquired Fund will receive Class R shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the merger will reflect the expenses of the merger allocated to the Acquiring Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

[The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares.] With respect to the purchase of shares, only eligible investors can invest in Class Z shares and Class R shares of the Acquiring Fund and Retirement Shares Class shares of the Acquired Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Retirement Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares and Class R shares, respectively, of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	[The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.]

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Trustees’ Considerations

The Board, including all trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

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Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of each class of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	[the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and]

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company) and independent registered public accounting firm (PricewaterhouseCoopers LLC).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both equity income funds and generally have similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates.

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Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Equity Income Fund

(Acquired Fund)(1)

2004		2005	2006	2007
13.2	0%	(1.08)%	16.89%	[•	]%

For period shown in bar chart:

Best quarter: [4th quarter 2004, 10.72%]

Worst quarter: [1st quarter 2005, (1.29)%]

(1)	Fund commenced operations on September 30, 2003.

Columbia Dividend Income Fund

(Acquiring Fund)(1)

1999	2000	2001	2002	2003	2004	2005	2006	2007
0.42%	22.74%	8.63%	(20.30)%	21.63%	14.85%	6.62%	20.07%	[	•]%

For period shown in bar chart:

Best quarter: [2nd quarter 2003, 18.51%]

Worst quarter: [3rd quarter 2002, (19.78)%]

(1)	The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund), the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

The following tables list the average annual total return for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2007 for Shares Class and Retirement Shares Class shares of the Acquired Fund and Class Z and Class R shares of the Acquiring Fund. After-tax returns are shown only for Shares Class shares and Class Z shares; after tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Equity Income Fund (Acquired Fund)

Average Annual Total Returns – For Periods Ended December 31, 2007

	1 Year		Since Inception
Shares Class
Return before taxes	[•	]%	[•	]%(1)
Return after taxes on distributions	[•	]%	[•	]%(1)
Return after taxes on distributions and sale of fund shares	[•	]%	[•	]%(1)
Retirement Shares Class
Return before taxes	[•	]%	[•	]%(2)
Standard & Poor’s 500 Composite Stock Price Index(3)	[•	]%	[•	]%

15

(1)	Since September 30, 2003.
(2)	Since December 31, 2004.
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Dividend Income Fund (Acquiring Fund)

Average Annual Total Returns – For Periods Ended December 31, 2007

	1 Year		5 Year		Since Inception(4)

Class Z(1)
Return before taxes	[•	]%	[•	]%	[•	]%
Return after taxes on distributions	[•	]%	[•	]%	[•	]%
Return after taxes on distributions and sale of fund shares	[•	]%	[•	]%	[•	]%
Class R(2)
Return before taxes	[•	]%	[•	]%	[•	]%
Standard & Poor’s 500 Composite Stock Price Index(3)	[•	]%	[•	]%	[•	]%

(1)	The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy Fund on March 4, 1998.
(2)	Class R is a newer class of shares. Its performance information includes returns of the Acquiring Fund’s Class Z shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class R shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class R shares would have been lower, because Class Z shares are not subject to any distribution and service fees. Class R shares were initially offered on [•].
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(4)	Since [•].

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

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•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

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The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Excelsior Trust and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III. GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of [•].

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Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 for each class of shares of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or Class Z or Class R shares of the Acquiring Fund, and contains information about the executive officers and trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund

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agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the [for non-money market fund mergers: valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]/[for money market fund mergers: corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring

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Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to

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the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund,

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fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

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(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

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4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

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(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the

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Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

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(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in

A-11

accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

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7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.

All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund

A-14

and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed

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upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

SCHEDULE A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

SCHEDULE B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

SCHEDULE C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B –– Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class and Retirement Shares Class shares of the Acquired Fund outstanding as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]
	Retirement Shares Class	[•]

Ownership of Shares

As of December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the officers and trustees of the Excelsior Trust, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of December 21, 2007, USTNY and U.S. Trust may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of December 21,2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Assuming Consummation of Merger
Equity Income Fund (Acquired Fund)	Atwell & Co. P.O. Box 456	[•]	[•]	[•]
Shares Class	Wall Street Station New York, NY 10005
	Atwell & Co. P.O. Box 2044 Peck Slip Station New York, NY 10038	[•]	[•]	[•]
	Atwell & Co. P.O. Box 2044 Peck Slip Station New York, NY 10038	[•]	[•]	[•]
Retirement Shares Class	Excelsior Funds Seed Account
	c/o Charles Schwab Attn: Michael Loudermilk 101 Montgomery Street San Francisco, CA 94101	[•]	[•]	[•]
Columbia Dividend Income Fund (Acquiring Fund)	Bank of America N.A. 411 N Akard Street	[•]	[•]	[•]
Class Z	Dallas, TX 75201-3307
Class R	[•]	[•]	[•]	[•]

B-1

Appendix C –– Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)	Pro Forma Adjustments		Columbia Dividend Income Fund (Acquiring Fund) (Pro Forma)(1)
Shares Class(6)
Net asset value	$217,280,153		$(217,280,153)
Shares outstanding	22,804,020		(22,804,020)
Net asset value per share	$9.53		—
Retirement Shares Class(6)
Net asset value	$1,180		$(1,180)
Shares outstanding	123		(123)
Net asset value per share	$9.58		—
Class Z
Net asset value		$597,327,409	$217,197,011	(2)(5)	$814,524,420
Shares outstanding		39,519,786	14,374,389	(5)	53,894,175
Net asset value per share		$15.11	—		$15.11
Class R
Net asset value		—	$1,180	(2)(3)	$1,180
Shares outstanding		—	78	(3)	78
Net asset value per share		—	—		$15.11	(5)

(1)	Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $83,142 and $0 to be borne by the Acquired Fund and the Acquiring Fund, respectively.
(3)	Includes net assets and shares from Retirement Shares Class. Retirement Shares Class will merge into Class R on the date of the Merger.
(4)	Net asset value per share rounds due to fractional shares outstanding.
(5)	Includes net assets and shares from Shares Class. Shares Class will merge into Class Z on the date of the Merger.
(6)	Retirement Shares Class shares and Shares Class shares of the Acquired Fund are exchanged for Class R shares and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class R shares and Class Z shares, respectively, at the time of the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end and the Fund’s largest 15 holdings as a percentage of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

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Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (“the Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.67% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi annual report to shareholders for the period ended March 31, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only

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by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Scott L. Davis

Mr. Davis is a co-manager for the Fund and has co-managed the Fund since November 2001.

Vice president of Columbia Management. Mr. Davis has been associated with Columbia Management or its predecessors since 1985.

Richard Dahlberg

Mr. Dahlberg is a co-manager of the Fund and has co-managed the Fund since October 2003.

Managing director and head of the Columbia Management Income Strategies team. Mr. Dahlberg has been associated with Columbia Management or its predecessors since September 2003. Prior to joining Columbia Management in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Average Daily Net Assets
Columbia Dividend Income Fund	0.067%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

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Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

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Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [Icon]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

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On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

The Fund offers seven classes of shares. Only Class R shares and Class Z shares are discussed in the Prospectus/Proxy Statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class R shares and Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

	Class R Shares	Class Z Shares
Eligible Investors and Minimum Initial Investments	There is no minimum initial investment, but Class R Shares are available only through eligible retirement plans and health savings accounts.	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying Shares – Eligible Investors for details.

Investment Limits	none	none

Conversion Features	none	none

Front-End sales Charges	none	none

Contingent Deferred Sales Charges	none	none

Distribution and Service Fees	0.50% distribution fee	none

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FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Class R Shares – Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a Contingent Deferred Sales Charge when you sell your Class R shares. Class R shares are only available for purchase through certain eligible retirement plans and health savings accounts. See Buying Shares – Eligible Investors for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares, according to the following schedule:

Class R Shares – Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Acquiring Fund’s distribution plan. See Choosing a Share Class – Distribution and Service Fees for details.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the board of the Columbia Trust has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class, and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

Distribution and Service Fees

	Distribution Fee	Service Fee	Combined Total
Class R	0.50%	0.00%	0.50%
Class Z	0.00%	0.00%	0.00%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

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Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board of the Columbia Trust has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent

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before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Class R Shares

Remember that Class R shares are only available for purchase, sale or exchange through eligible retirement plans and health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates. Your retirement plan or health savings account administrator or selling and/or servicing agent is responsible for sending your orders to the Transfer Agent or your selling and/or servicing agent, ensuring that we receive your money on time, ensuring that you receive any sale proceeds on time, and recording and reporting your beneficial ownership of shares of the Fund. Contact your retirement plan or health savings account administrator for details.

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

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You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating

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your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974

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or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact Columbia Funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Minimum Initial Investments

The is no minimum initial investment for Class R shares.

Minimum Additional Investments:

There is no minimum additional investment for Class R shares.

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•	You buy Class R shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Remember that Class R Shares can only be sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of Class R shares, contact your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

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Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

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EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund.

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As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are

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distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns

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over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class R and Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the charts and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Dividend Income Fund - Class R Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000				Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio		Cumulative Return After Fees and Expenses		Hypothetical Year-End Balance After Fees and Expenses			Annual Fees and Expenses(a)
1	5.00%	[1.30	]%	[3.70	]%	$	[10,370.00	]	$	[132.41	]
2	10.25%	[1.41	]%	[7.42	]%	$	[10,742.28	]	$	[148.84	]
3	15.76%	[1.41	]%	[11.28	]%	$	[11,127.93	]	$	[154.19	]
4	21.55%	[1.41	]%	[15.27	]%	$	[11,527.42	]	$	[159.72	]
5	27.63%	[1.41	]%	[19.41	]%	$	[11,941.26	]	$	[165.45	]
6	34.01%	[1.41	]%	[23.70	]%	$	[12,369.95	]	$	[171.39	]
7	40.71%	[1.41	]%	[28.14	]%	$	[12,814.03	]	$	[177.55	]
8	47.75%	[1.41	]%	[32.74	]%	$	[13,274.05	]	$	[183.92	]
9	55.13%	[1.41	]%	[37.51	]%	$	[13,750.59	]	$	[190.52	]
10	62.89%	[1.41	]%	[42.44	]%	$	[14,244.24	]	$	[197.36	]
Total Gain After Fees and Expenses						$	[4,244.24	]

Total Annual Fees and Expenses Paid									$	[1,681.36	]

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Dividend Income Fund - Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.91%	8.46%	$10,846.18	$96.76
3	15.76%	0.91%	12.90%	$11,289.79	$100.72
4	21.55%	0.91%	17.52%	$11,751.54	$104.84
5	27.63%	0.91%	22.32%	$12,232.18	$109.13
6	34.01%	0.91%	27.32%	$12,732.47	$113.59
7	40.71%	0.91%	32.53%	$13,253.23	$118.23
8	47.75%	0.91%	37.95%	$13,795.29	$123.07
9	55.13%	0.91%	43.60%	$14,359.52	$128.10
10	62.89%	0.91%	49.47%	$14,946.82	$133.34
Total Gain After Fees and Expenses				$4,946.82

Total Annual Fees and Expenses Paid					$1,109.46

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

D-21

Appendix E –– Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. [Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated.] Certain information reflects financial results for a single fund share. The total return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-426-3750. Because Class R shares have not yet completed their first year of operations, no financial highlights are provided.

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended September 30,				Period Ended September 30, 2003 (b) (c)		Year Ended October 31, 2002
	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period		$12.01	$10.80	$9.26	$8.56		$10.03
Income from Investment Operations:
Net investment income (d)		0.28	0.28	0.21	0.15		0.06
Net realized and unrealized gain (loss) on investments		1.47	1.16	1.53	0.72		(1.07)

Total from Investment Operations		1.75	1.44	1.74	0.87		(1.01)

Less Distributions Declared to Shareholders:
From net investment income		(0.31)	(0.23)	(0.20)	(0.17)		(0.07)
From net realized gains		—	—	—	—		(0.39)

Total Distributions Declared to Shareholders		(0.31)	(0.23)	(0.20)	(0.17)		(0.46)

Net Asset Value, End of Period	$	$13.45	$12.01	$10.80	$9.26		$8.56
Total return (e)(f)		14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%

Ratios to Average Net Assets/Supplemental Data:
Net Expenses (h)		0.80%	0.80%	1.10%	1.02	%(i)	0.82%
Waiver/reimbursement		0.12%	0.18%	0.05%	0.02	%(i)	0.24%
Net investment income (loss) (h)		2.27%	2.37%	1.98%	1.89	%(i)	0.63%
Portfolio turnover rate		52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$	$471,876	$358,125	$90,269	$73,276		$19,896

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)	The Fund changed its fiscal year end from October 31 to September 30.
(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were renamed Liberty Strategic Equity Fund, Class Z shares.
(d)	Per share data was calculated using the average shares outstanding during the period.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)	Not annualized.
(h)	The benefits derived from custody credits had an impact of less than 0.01%.
(i)	Annualized.
(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind

E-1

Appendix F — Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust with the Declaration of Trust of the Columbia Trust.

The material differences between the terms of the Declaration of Trust of the Excelsior Trust (“EFT”), of which the Acquired Fund is a series, and the Declaration of Trust of the Columbia Trust (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series thereof that will succeed or assume EFT’s registration under the 1940 Act.

F-1

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

F-2

REAL ESTATE FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., into Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Funds, Inc.

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

REAL ESTATE FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of Real Estate Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., will be held at 2 p.m Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 14, 2008

Acquisition of the Assets and Liabilities of

REAL ESTATE FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

by and in Exchange for Shares of

COLUMBIA REAL ESTATE EQUITY FUND

c/o Columbia Funds Series Trust 1

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Acquired Company”), by Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this

Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 14, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call [1-800-345-6611].

1.	What Merger is being proposed?

The Board of Directors of the Acquired Fund (the “Board”) is recommending that shareholders approve the merger of the Acquired Fund into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has similar principal investment strategies, except that the Acquiring Fund is currently classified as diversified while the Acquired Fund is classified as non-diversified. (A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Acquiring Fund intends to seek shareholder approval to change its classification from diversified to non-diversified prior to the Merger, but the closing of the Merger is not conditioned on such approval.) Spreading fixed costs over a broader asset base allows a potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees, and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of [•], 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of Shares Class shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by approximately $[•] per share based on shares outstanding as of [•]). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately [•] after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

3

Shareholder Fees

(paid directly from shareholder’s investment)

	Real Estate Fund (Acquired Fund)		Columbia Real Estate Equity Fund (Acquiring Fund)	Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund)
	Shares Class		Class Z	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	(2)	N/A	N/A

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.
(2)	The redemption fee is charged if shares are redeemed or exchanged within a certain number of days of the date of purchase. As of August 1, 2007, the redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Real Estate Fund (Acquired Fund)		Columbia Real Estate Equity Fund (Acquiring Fund)		Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund)
	Shares Class		Class Z		Class Z
Management Fees	1.00		0.75	(2)	0.75	(2)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.53		0.22	(3)	0.20	(3)

Total Annual Fund Operating Expenses	1.53		0.97		0.95
Less Fee Waivers and/or Reimbursements	(0.28	)(1)	0.00		0.00

Net Annual Fund Operating Expenses	1.25	(1)	0.97		0.95

(1)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(2)	The Acquiring Fund pays an investment advisory fee of 0.75%.
(3)	Other expenses of the Acquiring Fund have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

4

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund (Acquired Fund)
Shares Class:	$127	$456	$808	$1,800

Columbia Real Estate Equity Fund (Acquiring Fund)
Class Z:	$99	$309	$536	$1,190

Columbia Real Estate Equity Fund (Acquiring Fund) (pro forma combined)
Class Z:	$97	$303	$525	$1,166

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund generally have similar investment strategies. Both Funds seek income and capital appreciation, and under normal market conditions, both Funds invest at least 80% of net assets, including borrowings for investment purposes, in stocks of companies engaged in the real estate industry, including REITs.

The table below shows the investment objective and principal investment strategies of each Fund. The Acquiring Fund does not plan to change its current investment objective and principal investment strategies as a result of the Merger; however, as discussed above, the Acquiring Fund intends to seek approval from its shareholders to change its classification from diversified to non-diversified prior to the Merger.

	Acquired Fund	Acquiring Fund

Investment objective:	The Acquired Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business.	The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

Principal Investment Strategies	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and foreign companies

5

engaged in the real estate industry. For purposes of this test only, net assets include borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Under normal circumstances, the Fund will invest at least 80% of net assets in equity securities of companies principally engaged in the real estate industry, including REITs. A company is “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.

The Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the board without shareholder approval as long as shareholders are given 60 days notice of the change.

REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund’s investments will include investments in equity and hybrid REITs. REITs generally are income producing investments. The Fund may also invest in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Fund’s adviser takes a long-term approach to managing the Fund and seeks to identify companies whose value is not reflected in their current market price or with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

Make loans, except that (i) the Acquired Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Acquired Fund may lend portfolio securities in accordance with [its] investment objective[] and policies.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that (a) the Acquired Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Acquired Fund may hold and sell any real estate it acquires as a result of the Acquired Fund’s ownership of such securities. (For the purpose of this investment limitation, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.)	Purchase or sell real estate, except [the] Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Issue any senior securities, except insofar as any borrowing in accordance with the Acquired Fund’s investment limitations might be considered to be the issuance of a senior security.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Acquired Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

Purchase or sell commodities, except that [the] Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Invest in the securities of any single issuer if, as a result, the Acquired Fund holds more than 10% of the outstanding voting securities of such issuer.	[P]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) [the] Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

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In addition to the fundamental investment policies listed above, the Acquired Fund, as a matter of fundamental investment policy, also may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) the Acquired Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	The Acquired Fund may not invest in companies for the purpose of exercising management or control.

•

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

•

The Acquired Fund may not purchase securities on margin (except in connection with purchases of futures or options in compliance with its investment strategies), make short sales of securities or maintain a short position.

•

The Acquired Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, shareholders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of such Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

8

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger that are specifically allocable to either Fund are first allocated to the Acquiring Fund or to the Acquired Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $[•] and $[•], respectively (approximately $[•] and $[•] per share, respectively, based on shares outstanding as of [•]). Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the Proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

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II. PROPOSAL—MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they have similar principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to credit risk, interest rate risk, investment strategy risk, market risk, and real estate investment trusts risk, each of which are described below. While the Acquiring Fund is currently classified as a diversified fund, the Acquiring Fund intends to seek shareholder approval to change its classification from diversified to non-diversified prior to the Merger. Upon such reclassification, the Acquiring Fund, like the Acquired Fund, will be subject to non-diversified mutual fund risk.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Investment Strategy Risk – The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Real Estate Investment Trusts Risk – Real estate investment trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

Non-Diversified Mutual Fund Risk – The Acquired Fund is, and the Acquiring Fund may be non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

In addition to the risks described above, the Acquiring Fund is also subject to reinvestment risk and derivatives risk, each of which is described below.

Reinvestment Risk – Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investments and strategies, see the SAI.

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Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

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3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected federal income tax consequences of the Merger, including potential limitations on the use of realized and unrealized losses for federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see “Federal Income Tax Consequences” below);

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	[the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and]

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both real estate funds and have similar investment objectives and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Real Estate Fund (Acquired Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
(13.55)%	(7.30)%	27.58%	13.02%	4.13%	31.15%	29.85%	12.62%	32.01%	[	•]%

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For period shown in bar chart:

Best quarter: [4th quarter 2004, 14.68%]

Worst quarter: [3rd quarter 1999, (10.55)%]

Columbia Real Estate Equity Fund (Acquiring Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006		2007
(12.33)%	(2.45)%	28.84%	5.41%	3.12%	35.47%	31.08%	7.25%	[	•]%	[	•]%

For period shown in bar chart:

Best quarter: [•] quarter [•], [•]%

Worst quarter: [3rd quarter 2002, (9.86)%

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Estate Fund (Acquired Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class (%)
Return before taxes	[•]	[•]	[•]
Return after taxes on distributions	[•]	[•]	[•]
Return after taxes on distributions and sale of fund shares	[•]	[•]	[•]
MSCI US REIT Index (%)(1)	[•]	[•]	[•]
Standard & Poor’s 500 Composite Stock Price Index (%)(2)	[•]	[•]	[•]

(1)	The MSCI US REIT Index is an unmanaged market capitalization-weighted index composed of the largest and most actively traded equity REITs that generate most of their revenue and income from real estate rental and leasing operations.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Columbia Real Estate Equity Fund (Acquiring Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z (%)
Return before taxes	[•]	[•]	[•]
Return after taxes on distributions	[•]	[•]	[•]
Return after taxes on distributions and sale of fund shares	[•]	[•]	[•]
NAREIT Index (%)(1)	[•]	[•]	[•]

(1)	The NAREIT Index (National Association of Real Estate Investment Trusts) is an unmanaged index which reflects performance of all publicly-traded equity REITs.

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Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur at the end of the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

The shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

14

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Company and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III. GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•].

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at anytime prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote on present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 for the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or the Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

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Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund

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agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the [for non-money market fund mergers: valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]/[for money market fund mergers: corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund's assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring

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Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to

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the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund,

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fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

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(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

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4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

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(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the

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Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

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(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in

A-11

accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund's interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund's deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

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7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

  The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.

All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund

A-14

and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed

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upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

SCHEDULE A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

SCHEDULE B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

SCHEDULE C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding and entitled to vote at the Meeting as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]

Ownership of Shares

As of record on December 21, 2007, the officers and trustees of the Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of [•], 2008, the directors and officers of the Acquired Company, as a group, owned beneficially less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of December 21, 2007, USTNY and U.S. Trust may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger(1)
Acquired Fund Shares Class	Charles Schwab & Co, Inc Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	[•]	[•]%	[•]%

	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	[•]	[•]%	[•]%

Acquiring Fund Class Z	Charles Schwab & Co, Inc Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	[•]	[•]%	[•]%

	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N Akard Street Dallas, TX 75201-3307	[•]	[•]%	[•]%

(1)	Percentage owned assuming completion of the Merger on [•], 2008.

B-1

Appendix C — Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Real Estate Fund (Acquired Fund)	Columbia Real Estate Equity Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund)(1)
Shares Class(2)
Net asset value	$80,396,482	—	$(80,396,482)
Shares outstanding	8,147,083	—	(8,147,083)
Net asset value per share	$9.87	—

Class Z
Net asset value	—	$321,379,337	$80,396,482	(3)(4)	$401,642,213
Shares outstanding	—	16,135,929	(8,147,083	)(4)	20,169,356
Net asset value per share	—	$19.92			19.91

(1)	Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares Class shares of Real Estate Fund are exchanged for Class Z shares of Columbia Real Estate Equity Fund based on the net asset value per share of Columbia Real Estate Equity Fund’s Class Z shares at the time of the Merger.
(3)	Adjustments reflect one time proxy, accounting, legal and other costs of the merger as approved by the Board of Trustees of $90,958 and $48,043 to be borne by Real Estate Fund and Columbia Real Estate Equity Fund, respectively.
(4)	Includes net assets and shares from Shares Class. Shares Class shares will be exchanged for Class Z shares on the date of the Merger.

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Appendix D – Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus/ proxy statement or the Fund’s Statement of Additional Information (”SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus/proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end. The Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

Columbia Management (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year ended August 31, 2007, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.75% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on

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most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment subadvisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Arthur J. Hurley

Service with the Fund (manager) since September, 2006. Investment management experience since 1994.

Vice President and Senior Portfolio Manager of Columbia Management, associated with Columbia Management or its predecessors since September, 2006.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Management does not currently receive and fees for the administrative services it provides the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

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Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [[Icon]]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

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On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in this prospectus/proxy statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus/ proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent

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before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

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Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

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Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

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BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

D-13

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

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Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

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•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

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FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

D-18

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Real Estate Equity Fund – Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.95%	4.05%	$10,405.00	$96.92
2	10.25%	0.95%	8.26%	$10,826.40	$100.85
3	15.76%	0.95%	12.65%	$11,264.87	$104.93
4	21.55%	0.95%	17.21%	$11,721.10	$109.18
5	27.63%	0.95%	21.96%	$12,195.80	$113.61
6	34.01%	0.95%	26.90%	$12,689.73	$118.21
7	40.71%	0.95%	32.04%	$13,203.67	$122.99
8	47.75%	0.95%	37.38%	$13,738.42	$127.97
9	55.13%	0.95%	42.95%	$14,294.82	$133.16
10	62.89%	0.95%	48.74%	$14,873.76	$138.55
Total Gain After Fees and Expenses				$4,873.76

Total Annual Fees and Expenses Paid					$1,166.37

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E — Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last five fiscal years, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-345-6611.

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended August 31,						Period Ended August 31, 2003 (a)		Year Ended December 31, 2002 (b)
	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$29.10		$27.86		$25.60	$21.06	$17.81		$18.04

Income from Investment Operations:
Net investment income (c)	0.29		0.48		0.90 (d)	0.88	0.39	(e)	0.82
Net realized and unrealized gain on investments	1.22		4.88		4.70	4.62	3.14	(e)	(0.25)

Total from Investment Operations	1.51		5.36		5.60	5.50	3.53		0.57

Less Distributions to Shareholders:
From net investment income	(0.39)		(0.84)		(0.82)	(0.77)	(0.28)		(0.71)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)	—		(0.09)

Total Distributions to Shareholders	(9.87)		(4.12)		(3.34)	(0.96)	(0.28)		(0.80)

Net Asset Value, End of Period	$20.74		$29.10		$27.86	$25.60	$21.06		$17.81
Total return (f)	1.95%		21.99%		22.99%	26.72%	20.01	%(g)	3.12%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Interest expense	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Net investment income (h)	1.10%		1.78%		3.40%	3.78%	3.09	%(e)(i)	5.30%
Portfolio turnover rate	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000’s)	$377,388		$578,899		$758,147	$872,924	$884,747		$774,646

(a)	The Fund changed its fiscal year end from December 31 to August 31.
(b)	On November 1, 2002, the existing Fund shares were renamed Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(e)	Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Not annualized.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Annualized.
(j)	Rounds to less than 0.01%.

E-1

Appendix F — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

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The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66- 2/3 % of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66- 2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66- 2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

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Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

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Involuntary Redemptions of Accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of les than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

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HIGH YIELD FUND

One Financial Center, Boston, Massachusetts 02111- 2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, into Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Funds Trust

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

HIGH YIELD FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 0211-2621

[1-800-345-6611]

To the shareholders of High Yield Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

[•], 2008

Acquisition of the Assets and Liabilities of

HIGH YIELD FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

by and in Exchange for Shares of

COLUMBIA HIGH YIELD OPPORTUNITY FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), by Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are

referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks total return, consisting of current income and capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 80% of net assets in below investment grade corporate debt securities (commonly referred to as “junk bonds”). The Acquiring Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries. The Acquiring Fund also may invest in equity securities, including common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to shareholders of each class of shares, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated [•], 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call [1-800-345-6611].

1.	What Merger is being proposed?

The Board of Trustees of the Acquired Fund (the “Board”) is recommending that shareholders approve the merger of the Acquired Fund into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies, except that the Acquiring Fund has no stated limit on investments in foreign securities, while the Acquired Fund may invest only up to 25% of its assets in foreign securities. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of Shares Class of the Acquired Fund, following the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of such shareholders’ current share class while shareholders of Institutional Shares Class of the Acquired Fund, following the Merger, are expected to experience total operating expense ratios that are higher than the current total operating expense ratios of such shareholders’ current share class.

Please review “Reasons for the Merger and Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended May 31, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and based on pro forma combined net assets as of [•], 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of Shares Class shares of the Acquired Fund and higher than the total operating expense ratio of Institutional Class shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by approximately $[•] per share based on shares outstanding as of [•]). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger

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expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately [•] after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees

(paid directly from shareholder’s investment)

	High Yield Fund (Acquired Fund)				Columbia High Yield Opportunity Fund (Acquiring Fund)	Pro Forma Columbia High Yield Opportunity Fund (Acquiring Fund)
	Institutional Shares Class		Shares Class		Class Z	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A		N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	(2)	2.00	(2)	N/A	N/A

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.
(2)	The redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	High Yield Fund (Acquired Fund)				Columbia High Yield Opportunity Fund (Acquiring Fund)		Pro Forma Columbia High Yield Opportunity Fund (Acquiring Fund)
	Institutional Shares Class		Shares Class		Class Z		Class Z
Management Fees	0.80		0.80		0.60	(3)	0.60	(3)
Distribution and Service Fees	0.00		0.00	(1)	0.00		0.00
Other Expenses	0.55		0.89		0.27	(4)	0.23	(4)

Total Annual Fund Operating Expenses	1.35		1.69		0.87		0.83
Less Fee Waivers and/or Reimbursements	(0.55	)(2)	(0.64	)(2)

Net Annual Fund Operating Expenses	0.80	(2)	1.05	(2)

(1)	The Acquired Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. However, no fees are being assessed under the plan at this time.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.05% for Shares Class shares and 0.80% for Institutional Shares Class shares. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(3)	The Acquiring Fund pays an investment advisory fee of 0.60%. Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.52% for assets in excess of $1 billion and up to $1.5 billion; and 0.49% for assets in excess of $1.5 billion.
(4)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.

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Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
High Yield Fund
Shares Class:	$107	$470	$858	$1,944
Institutional Shares Class:	$82	$373	$687	$1,576

Columbia High Yield Opportunity Fund
Class Z:	$89	$278	$482	$1,073

Columbia High Yield Opportunity Fund (pro forma combined)
Class Z:	$85	$265	$460	$1,024

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund generally have similar principal investment strategies. The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective. The Acquiring Fund seeks total return, consisting of current income and capital appreciation. Under normal market conditions, both Funds will invest at least 80% of their net assets (including borrowings for investment purposes) in below investment grade securities (commonly referred to as “junk bonds”). Both Funds may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries (though the Acquired Fund may invest no more than 25% of its assets in the obligations of foreign issuers). Each Fund may invest in derivatives – the Acquired Fund may invest in futures and options for hedging purposes, while the Acquiring Fund may invest in futures, options, swap contracts and other derivative instruments for both hedging and non-hedging purposes.

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The table below shows the investment objective and principal investment strategies of each Fund.

	High Yield Fund (Acquired Fund)	Columbia High Yield Opportunity Fund (Acquiring Fund)
Investment objective	The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.	The Acquiring Fund seeks total return, consisting of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that USTNY believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Acquired Fund may invest in all types of fixed-income securities, including:

•     Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)

•     Convertible and non-convertible corporate debt obligations

•     Custodial receipts

•     Municipal securities and obligations of the U.S. government, its agencies and instrumentalities

•     Preferred stock

•     Mortgage and other asset-backed securities

Although the Acquired Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Acquired Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Acquired Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets in below investment grade corporate debt securities. These securities commonly are referred to as “junk bonds” and generally will be rated below investment grade by at least one nationally recognized rating service or unrated but determined by Columbia Management to be of comparable quality.

The Acquiring Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries. The Acquiring Fund also may invest in equity securities, including common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Acquiring Fund also may invest in private placements.

Columbia Management considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Acquiring Fund’s assets among different issuers, industry sectors and maturities.

In connection with selecting individual investments for the Acquiring Fund, Columbia Management evaluates a security based on its potential to generate income and/or capital appreciation. Columbia Management considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its coupon, yield, maturity, any call features and value relative to other securities.

Columbia Management may sell a security if it believes that there is deterioration in the issuer’s financial condition, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

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The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Acquired Fund’s portfolio, USTNY performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, USTNY considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Borrow money, except from banks, or mortgage or hypothecate assets of the Acquired Fund, except in an amount not to exceed 1/3 of the current value of the Acquired Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Acquired Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Acquired Fund will not purchase securities while borrowings exceed 5% of its total assets. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwrite securities issued by other persons except insofar as the Excelsior Trust or the Acquired Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

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Make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities and provided that any such loans not exceed 30% of the Acquired Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for the Acquired Fund’s portfolio, real estate acquired as a result of the Acquired Fund’s ownership of securities).

Purchase or sell real estate, except the Acquiring Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, and (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a diversified portfolio, 75% of the assets of the Acquired Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Acquired Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Acquired Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Acquired Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Acquired Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•

The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Acquired Fund may not make short sales of securities or maintain a short position (excluding short sales if the Acquired Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Acquired Fund’s net assets (taken at market value); provided, however, that the value of the Acquired Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Acquired Fund’s net assets or more than 2% of the securities of any class of any issuer.

•	The Acquired Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures. The Acquiring Fund has no similar stated non-fundamental investment policy.

•	The Acquired Fund may not invest for the purpose of exercising control or management. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Acquired Fund if such purchase at the time thereof would cause (a) more than 10% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Acquired Fund. The Acquiring Fund has no similar stated non-fundamental investment policy.

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•

The Acquired Fund may not purchase securities of any issuer if such purchase at the time thereof would cause the Acquired Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase or retain in the Acquired Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Excelsior Trust, or is an officer or partner of the investment adviser of the Acquired Fund, if after the purchase of the securities of such issuer for the Acquired Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not invest more than 5% of the Acquired Fund’s net assets in warrants (valued at the lower of cost or market). The Acquiring Fund has no similar stated non-fundamental investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. [The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares.] With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund and Institutional Shares Class shares of the Acquired Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Institutional Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gain remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

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The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $[•] and $[•], respectively (approximately $[•] and $[•] per share, respectively, based on shares outstanding as of [•]). Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL – MERGER OF THE ACQUIRED FUND

INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they generally have similar principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to low and below investment grade securities risk, investment strategy risk, market risk, credit risk, interest rate risk, currency risk, foreign securities risk, derivatives risk and emerging market securities risk, each of which is described below.

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Low and Below Investment Grade Securities Risk – The Fund invests in debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade (e.g., BB or below by Standard & Poor’s or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium – a high interest rate or yield – because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Investment Strategy Risk – The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk – The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Currency Risk – The Fund invests in securities denominated in different currencies. If the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Fund denominated in that currency.

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the

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settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Derivatives Risk – Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Emerging Market Securities Risk – The Fund invests in securities issued by companies in emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa. These securities are more likely to have greater exposure to the risks of investing in foreign securities that are described in “Foreign Securities Risk.” In addition, these countries are more likely to experience instability resulting, for example, from rapid social, political and economic development. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many of these countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates.

In addition to the risks described above, the Acquiring Fund is subject to the following additional principal investment risks: changing distribution levels risk, convertible securities risk, liquidity risk, and reinvestment risk, each of which is described below. While these additional risks may also be risks of the Acquired Fund, they are not stated as principal investment risks of the Acquired Fund.

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Liquidity Risk – Illiquid securities are securities that cannot be readily disposed of in the normal course of business. There is a risk that the Fund may not be able to sell such securities at the time it desires, or that it cannot sell such securities without adversely affecting their price.

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Reinvestment Risk – Income from the Fund’s debt investments will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with lower interest rates.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the merger will reflect the expenses of the merger allocated to the Acquiring Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund and Institutional Shares Class shares of the Acquired Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Institutional Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	[The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.]

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Trustees’ Considerations

The Board, including all trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

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3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of Shares Class shares of the Acquired Fund are expected to experience lower total operating expense ratios and that holders of Institutional Shares Class shares of the Acquired Fund are expected to experience higher total operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	[the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and]

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company) and independent registered public accounting firm (PricewaterhouseCoopers LLC).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both high yield funds and generally have similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

15

High Yield Fund

(Acquired Fund)

2001	2002	2003	2004	2005	2006	2007
8.84%	(16.23)%	32.96%	10.07%	0.60%	11.27%	[•]	%

For period shown in bar chart:

Best quarter: [2nd quarter 2003, 14.26%]

Worst quarter: [3rd quarter 2002, (11.44)%]

Columbia High Yield Opportunity Fund(1)

(Acquiring Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
2.17%	6.42%	(10.06)%	(2.53)%	(4.03)%	25.98%	12.08%	1.66%	10.22%	[•]	%

For period shown in bar chart:

Best quarter: [2nd quarter 2003, 8.51%]

Worst quarter: [4th quarter 2000, (7.88)%]

(1)	Class Z is a newer class of shares. Its performance information includes returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on October 21, 1971, and Class Z shares were initially offered on January 8, 1999.

The following tables list the average annual total return for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2007 for Shares Class and Institutional Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. After-tax returns are shown only for Shares Class shares and Class Z shares; after tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Fund (Acquired Fund)

Average Annual Total Returns – For Periods Ended December 31, 2007

	1 Year		5 Year		Since Inception(1)
Shares Class
Return before taxes	[•]	%	[•]	%	[•]	%
Return after taxes on distributions	[•]	%	[•]	%	[•]	%
Return after taxes on distributions and sale of fund shares	[•]	%	[•]	%	[•]	%
Institutional Shares Class
Return before taxes	[•]	%	[•]	%	[•]	%
Merrill Lynch High Yield, Cash Pay Index(2) (reflects no deduction for fees, expenses, or taxes)	[•]	%	[•]	%	[•]	%

(1)	Since October 31, 2000.
(2)	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

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Columbia High Yield Opportunity Fund (Acquiring Fund)

Average Annual Total Returns – For Periods Ended December 31, 2007

	1 Year		5 Year		10 Year
Class Z(1)
Return before taxes	[•]	%	[•]	%	[•]	%
Return after taxes on distributions	[•]	%	[•]	%	[•]	%
Return after taxes on distributions and sale of shares	[•]	%	[•]	%	[•]	%
JPMorgan Global High Yield Index(2) (reflects no deductions for fees, expenses or taxes)	[•]	%	[•]	%	[•]	%
Credit Suisse High Yield Index(3) (reflects no deductions for fees, expenses or taxes)	[•]	%	[•]	%	[•]	%

(1)	Class Z is a newer class of shares. Its performance information includes returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on October 21, 1971, and Class Z shares were initially offered on January 8, 1999.
(2)	[•]
(3)	[•]

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

The Class Z shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class or Institutional Shares Class shares, as applicable, of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

17

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Excelsior Trust and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

18

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III. GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of [•].

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007 are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at anytime prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

19

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on December 21, 2007 present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 for each class of shares of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or Class Z shares of the Acquiring Fund, and contains information about the executive officers and trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

20

Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund

A-1

agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the [for non-money market fund mergers: valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]/[for money market fund mergers: corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring

A-2

Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to

A-3

the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund,

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fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

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(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

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4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

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(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the

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Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

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(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in

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accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

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7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.

All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund

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and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed

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upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

SCHEDULE A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

SCHEDULE B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

SCHEDULE C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B –– Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class and Institutional Shares Class shares of the Acquired Fund outstanding as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]
	Institutional Shares Class	[•]

Ownership of Shares

As of December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the officers and trustees of the Excelsior Trust, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of December 21, 2007, USTNY and U.S. Trust may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger(1)
High Yield Fund (Acquired Fund) Shares Class
Institutional Shares Class

Columbia High Yield Opportunity Fund (Acquiring Fund) Class Z

B-1

Appendix C –– Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	High Yield Fund (Acquired Fund)	Columbia High Yield Opportunity Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia High Yield Opportunity Fund (Acquiring Fund) Pro Forma(1)
Shares Class
Net asset value	$76,511,931		$(76,511,931)
Shares outstanding	17,154,312		(17,154,312)
Net asset value per share	$4.46
Institutional Shares Class
Net asset value	$3,328,486		$(3,328,486)
Shares outstanding	746,796		(746,796)
Net asset value per share	$4.46
Class Z
Net asset value		$40,383,887	$79,790,772	$120,174,659
Shares outstanding		9,260,731	18,302,650	27,563,381
Net asset value per share		$4.36		$4.36

(1)

Assumes the Merger was consummated on [•], 2008, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2)

Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $40,864 and $75,070 to be borne by the Acquired Fund and the Acquiring Fund, respectively.

(3)	Includes net assets and shares from Institutional Shares Class. Institutional Shares Class and Shares Class will merge into Class Z on the date of the Merger.
(4)

Institutional Shares Class shares and Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percentage of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

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Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.60% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi annual report to shareholders for the period ended November 30, 2006.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only

D-2

by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Kevin L. Cronk

Service with the Fund since February 2003. Investment management experience since 1994

Senior Vice President of Columbia Management, and Columbia Management associated since August 1999.

Thomas A. LaPointe

Service with the Fund since February 2003. Investment management experience since 1994

Senior Vice President of Columbia Management, and Columbia Management associated since February 1999.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Management does not currently receive any fees for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

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Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [Icon]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

D-5

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The fund’s adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy Statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End sales Charges	none

Contingent Deferred Sales Charges	none

Distribution and Service Fees	none

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FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board of the Columbia Trust has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™
NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

NAV	=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its

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agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

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Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares

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by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

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Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

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Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

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Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of

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Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

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Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

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Other Purchase Rules You Should Know

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Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

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Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

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•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily

Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

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The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

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Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

D-18

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia High Yield Opportunity Fund—Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.83%	4.17%	$10,417.08	$84.65
2	10.25%	0.83%	8.52%	$10,851.55	$88.18
3	15.76%	0.83%	13.04%	$11,304.14	$91.86
4	21.55%	0.83%	17.76%	$11,775.61	$95.69
5	27.63%	0.83%	22.67%	$12,266.75	$99.68
6	34.01%	0.83%	27.78%	$12,778.37	$103.84
7	40.71%	0.83%	33.11%	$13,311.32	$108.17
8	47.75%	0.83%	38.67%	$13,866.51	$112.68
9	55.13%	0.83%	44.45%	$14,444.85	$117.38
10	62.89%	0.83%	50.47%	$15,047.31	$122.28
Total Gain After Fees and Expenses				$5,047.31

Total Annual Fees and Expenses Paid					$1,024.43

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

D-19

Appendix E –– Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. [Information is shown for the last four fiscal years, which run from June 1 to May 31, unless otherwise indicated.] Certain information reflects financial results for a single fund share. The total return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-426-3750.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended May 31,								Period Ended May 31, 2003 (a)		Year Ended December 31, 2002
	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$4.50		$4.56		$4.54		$4.30		$4.01		$4.62

Income from Investment Operations:
Net investment income (b)	0.34		0.34		0.37		0.36		0.15		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.23		(0.03)		0.04		0.21		0.29		(0.51)

Total from Investment Operations	0.57		0.31		0.41		0.57		0.44		(0.18)

Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.40)
Return of Capital	—		—		—		—		—		(0.03)

Total Distributions Declared to Shareholders	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.43)

Net Asset Value, End of Period	$4.72		$4.50		$4.56		$4.54		$4.30		$4.01
Total return (c)	13.26%		6.97	%(d)	9.21	%(e)	13.58	%(d)	11.12	%(d)(f)	(4.03)%

Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Interest expense	—	%(i)	—		—		—		—		—
Net expenses (g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Waiver/ Reimbursement	—		0.02%		—		0.01%		—	%(h)(i)	—
Net investment income (g)	7.44%		7.53%		7.80%		7.92%		8.49	%(h)	8.17%
Portfolio turnover rate	75%		61%		67%		75%		45	%(f)	63%
Net assets, end of period (000’s)	$29,220		$11,190		$12,829		$14,194		$45,803		$35,541

(a)	The Acquiring Fund changed its fiscal year end from December 31 to May 31.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Acquiring Fund’s total return.
(f)	Not annualized.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

E-1

Appendix F –– Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust with the Declaration of Trust of the Columbia Trust.

The material differences between the terms of the Declaration of Trust of the Excelsior Trust (“EFT”), of which the Acquired Fund is a series, and the Declaration of Trust of the Columbia Trust (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT

F-1

trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series therof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

F-2

LONG-TERM TAX-EXEMPT FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S.Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund.The exchange is expected to be tax-free for federal income tax purposes Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson President and Principal Executive Officer Excelsior Tax-Exempt Funds, Inc.

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

LONG-TERM TAX-EXEMPT FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of Long-Term Tax-Exempt Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2 p.m. Eastern time on March 14, 2008, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 14, 2008

Acquisition of the Assets and Liabilities of

LONG-TERM TAX-EXEMPT FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

by and in Exchange for Shares of

COLUMBIA TAX-EXEMPT FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Acquired Company”), by Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in tax-exempt bonds. (Bonds subject to the alternative minimum tax are not counted for purposes of this 80% test.) Under normal market conditions, the Acquiring Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means they are rated at least BBB (or Baa) by a nationally recognized rating agency.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 14, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

2

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call [1-800-345-6611].

1.	What Merger is being proposed?

The Board of Directors of the Acquired Fund (the “Board”) is recommending that shareholders approve the merger of the Acquired Fund into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies, except that the Acquiring Fund may invest up to 35% of its total assets in securities rated below investment grade (“junk bonds”). Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended November 30, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of [•], 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of Shares Class shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by approximately $[•] per share based on shares outstanding as of [•]). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately [•] after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

3

Shareholder Fees

(paid directly from shareholder’s investment)

	Long- Term Tax- Exempt Fund (Acquired Fund) Shares Class		Columbia Tax- Exempt Fund (Acquiring Fund) Class Z		Columbia Tax- Exempt Fund (Acquiring Fund) (pro forma combined) Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A		N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A		N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	N/A	(1)	N/A	(1)	N/A	(1)

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Long- Term Tax- Exempt Fund (Acquired Fund) Shares Class		Columbia Tax- Exempt Fund (Acquiring Fund) Class Z		Columbia Tax- Exempt Fund (Acquiring Fund) (pro forma combined) Class Z
Management Fee	0.50		0.49	(2)	0.48	(2)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.56		0.19	(3)	0.16	(3)

Total Annual Fund Operating Expenses	1.06		0.68		0.64
Less Fee Waivers/Expense Reimbursements	(0.26	)(1)

Net Annual Fund Operating Expenses	0.80	(1)

(1)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

(2)	The Acquiring Fund pays an investment advisory fee of 0.49%. The Fund’s investment advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.50% for assets in excess of $500 million and up to $1 billion; 0.47% for assets in excess of $1 billion and up to $1.5 billion; 0.44% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.42% for assets in excess of $6 billion.

(3)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund and interest expense from investment in inverse floater securities transactions.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

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Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Long Term Tax-Exempt Fund (Acquired Fund)
Shares Class:	$82	$311	$560	$1,271
Columbia Tax-Exempt Fund (Acquiring Fund)
Class Z:	$69	$218	$379	$847
Columbia Tax-Exempt Fund (Acquiring Fund) (pro forma combined)
Class Z:	$65	$204	$356	$797
The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund generally have similar investment objectives and principal investment strategies. The Acquired Fund and the Acquiring Fund each pursue current income exempt from federal income taxes, but the Acquiring Fund also pursues opportunities for long-term appreciation. The Acquiring Fund, under normal market conditions, invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, while the Acquired Fund may invest up to 5% of net assets in below investment grade securities. Under normal market conditions, the Acquired Fund and the Acquiring Fund both invest at least 80% of their total assets in tax-exempt bonds. The Acquired Fund’s average dollar-weighted maturity will be more than ten years under normal circumstances, while the Acquiring Fund has no similar requirement.[[As of ___, 2007, the average dollar-weighted maturity of the Acquiring Fund was __ years.]]

The table below shows the investment goal and principal investment strategies of each Fund.

	Acquired Fund	Acquiring Fund
Investment Objective:	The Acquired Fund seeks to maximize current interest income exempt from federal income taxes.	The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

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Principal Investment Strategies	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”), including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Acquired Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Acquired Fund through gradual shifts in the Acquired Fund’s average maturity. The Acquired Fund normally will have a dollar weighted average life that exceeds ten years. The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

As a matter of fundamental investment policy which cannot be changed without shareholder approval, under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in tax-exempt bonds. Under normal market conditions, the Acquiring Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. The Acquiring Fund’s investment advisor may purchase bonds of any maturity.

The Acquiring Fund may invest up to 35% of its total assets in any combination of the following bonds (not including pre-refunded bonds): (i) bonds rated below investment grade by a nationally recognized rating agency and (ii) bonds that are not rated, provided that the Acquiring Fund’s total investments in unrated bonds may not exceed 25% of its total assets.

	The Acquired Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Acquired Fund invests may be supported by credit enhancements provided by third parties. While the Acquired Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Acquired Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Acquired Fund.	The Acquiring Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Acquiring Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Acquiring Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Acquiring Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

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The Funds’ fundamental investment policies are substantially similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that the Fund may invest in municipal obligations secured by real estate or interests therein. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing by [the] Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.

Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. For purposes of this restriction, tax-exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.

Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax.

This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Also, as a matter of fundamental policy, the Acquiring Fund will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

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In addition to the fundamental policies above, the Acquired Fund has the following fundamental investment policies for which the Acquiring Fund has no corresponding fundamental investment policy. As a matter of fundamental investment policy, the Acquired Fund may not:

•

Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options. The Acquiring Fund has a similar non-fundamental investment policy, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. Also as a matter of non-fundamental investment policy, the Acquiring Fund may not have a short securities position, unless the Acquiring Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

•

Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

•	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options.

•	Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

•

Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations. The Acquiring Fund may not, as a matter of non-fundamental investment policy, invest more than 15% of its net assets in illiquid assets.

•	Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	The Acquired Fund may not invest more than 20% of the value of its total assets in domestic bank obligations. [The Acquiring Fund has no similar stated investment policy.]

•

The Acquired Fund may not purchase or sell commodities. The Acquiring Fund has no similar stated non-fundamental investment policy, although the Acquiring Fund has adopted a fundamental investment policy governing its purchase and sale of commodities, as outlined above.

•

The Acquired Fund limits its investments in illiquid securities to 10% of its net assets notwithstanding its fundamental investment policy to limit its investments in illiquid securities to 10% of its total assets. The Acquiring Fund may, as a matter of non-fundamental investment policy, invest 15% of its net assets in illiquid assets.

•

Notwithstanding the investment policies and restrictions of the Acquiring Fund, the Acquiring Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goal, policies and restrictions as the Acquiring Fund.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

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5.	What class of Acquiring Fund shares will shareholders of the Acquired Fund receive if the Merger occurs?

If the Merger occurs, shareholders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $[•] and $[•], respectively (approximately $[•] and $[•] per share, respectively, based on shares outstanding as of [•]). Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

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8.	Who is eligible to vote?

Shareholders of record on December 21,2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the proposal. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL—MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they have similar investment objectives and principal investment strategies. Since the Acquiring Fund may invest a larger portion of its total assets (up to 35%) in below investment grade securities than the Acquired Fund (which may place up to 5% of total assets in below investment grade securities), the Acquiring Fund generally may be subject to low and below investment grade securities risk to a greater extent than the Acquired Fund. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, credit risk, interest rate risk, derivatives risk and municipal securities risk, each of which are described below.

Investment Strategy Risk – Each Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Funds’ investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Funds’ shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk – Market risk refers to the possibility that the market values of securities that the Funds hold will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Funds. Accordingly, an investment in the Funds could lose money over short or even long periods. The market values of the securities the Funds hold also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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Interest Rate Risk – The Funds invest in debt securities and so are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Derivatives Risk – Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Funds’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds’ derivative positions at times when the Funds might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Funds may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the Acquiring Fund’s SAI.

Municipal Securities Risk –Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

In addition to the risks described above, the Acquiring Fund is also subject to low and below investment grade securities risk and tax-exempt pass-through certificates risk, each of which is described below.

Low and Below Investment Grade Securities Risk – The Funds may invest in debt securities with the lowest investment grade rating (e.g., BBB by S&P or Fitch) or that are below investment grade (e.g., BB or below by S&P or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium – a high interest rate or yield – because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

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Tax-Exempt Pass-through Certificates Risk – Interest payments that the Funds receive from investing in passthrough certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to them, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

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3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment goals and principal investment strategies of the Funds;

6.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected federal income tax consequences of the Merger, including potential limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see “Federal Income Tax Consequences” below);

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	[the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and]

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both tax-exempt bond funds and have similar investment objectives and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

14

Long-Term Tax-Exempt Fund (Acquired Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.31%	(8.97%)	17.23%	2.24%	8.16%	3.25%	3.81%	3.24%	4.35%

For period shown in bar chart:
Best quarter: [12/31/00, 6.84%] Worst quarter: [12/31/99, (3.45%)]

Columbia Tax-Exempt Fund (Acquiring Fund)(1)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.67%	(4.91%)	10.81%	3.22%	9.63%	6.15%	4.57%	4.10%	5.78%

For period shown in bar chart:
Best quarter: [3rd quarter 2002, 5.28%] Worst quarter: [2nd quarter 2004, (3.01%)]

(1)	Class Z is a newer class of shares. Its returns include returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on November 21, 1978, and Class Z shares were initially offered on September 16, 2005.

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Lon-Term Tax-Exempt Fund (Acquired Fund)

Average Annual Total Returns — for periods ended December 31, 2007

	1 Year		5 Year		10 Years
Shares Class (%)	[	•]	[	•]	[	•]
Return before taxes	[	•]	[	•]	[	•]
Return After Taxes on Distributions	[	•]	[	•]	[	•]
Return After Taxes on Distributions and Sale of Fund Shares	[	•]	[	•]	[	•]
Merrill Lynch 22+ Year Muni Index (%) (reflects no deduction for fees, expenses, or taxes)(1)	[	•]	[	•]	[	•]
Lehman Brothers General Municipal Bond Index (%)(reflects no deduction for fees, expenses, or taxes)(2)	[	•]	[	•]	[	•]

(1)	The Merrill Lynch 22+ Year Muni Index is an unmanaged index comprised of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.

(2)	As of July 1, 2007, the Acquired Fund’s average annual total returns are compared exclusively to the Lehman Brothers General Municipal Bond Index. The Lehman Brothers General Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990, having a remaining maturity of at least 1 year. The Acquired Fund has selected the Lehman Brothers General Municipal Bond Index because its advisor believes that it provides a more accurate benchmark for comparing Acquired Fund performance.

15

Columbia Tax-Exempt Fund (Acquiring Fund)

Average Annual Total Returns — for periods ended December 31, 2007

	1 Year		5 Year		10 Years
Class Z (%)
Return before taxes	[	•]	[	•](1)	[	•](1)
Return After Taxes on Distributions	[	•]	[	•](1)	[	•](1)
Return After Taxes on Distributions and Sale of Fund Shares	[	•]	[	•](1)	[	•](1)
Lehman Brothers Municipal Index (%)(2)	[	•]	[	•]	[	•]
Lipper General Municipal Debt Funds Classification (%)(3)	[	•]	[	•]	[	•]

(1)	Class Z is a newer class of shares. Its returns include returns of the Acquiring Fund’s Class A shares (the oldest existing share class ) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on November 21, 1978, and Class Z shares were initially offered on September 16, 1005.

(2)	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

(3)	The Lipper General Municipal Debt Funds Classification (‘‘Lipper Average’’) is composed of funds with investment objectives similar to those of the Acquiring Fund. Sales charges are not reflected in the Lipper Average.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur at the end of the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

The shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

[The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

16

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Company and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

17

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III. GENERAL

Voting Information

The Board of the Acquired Fund is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•].

Voting	Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at anytime prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

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Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote on present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund

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agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the [for non-money market fund mergers: valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]/[for money market fund mergers: corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring

A-2

Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to

A-3

the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund,

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fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

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(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

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4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

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(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

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(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

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(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in

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accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

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7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.

All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund

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and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

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12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

SCHEDULE A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

SCHEDULE B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

SCHEDULE C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding and entitled to vote at the Meeting as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]

Ownership of Shares

As of record on December 21, 2007, the officers and trustees of the Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the directors and officers of the Acquired Company, as a group, owned beneficially less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of December 21, 2007, Atwell & Co. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned Assuming Consummation of Merger(1)
Acquired Fund Shares Class	Atwell & Co. P.O. Box 456 Wall Street Station New York NY 10005	[	•]	[	•]%	[	•]%

Acquiring Fund Class Z	Bank of America, N.A. 411 N. Akard Street Dallas, TX 75201	[	•]	[	•]%	[	•]%

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Appendix C — Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Long-Term Tax-Exempt Fund (Acquired Fund)(1)	Columbia Tax-Exempt Fund (Acquiring Fund)	Pro Forma Adjustments		Columbia Tax-Exempt Fund (Acquiring Fund) (Pro Forma)(2)
Net asset value	$62,400,982	$883,269,330	$62,363,859	(3)(4)	$945,633,189
Shares outstanding	6,244,401	65,339,997	4,612,711	(4)	69,952,708
Net asset value per share	$9.99	$13.52			$13.52

(1)	Shares Class shares of Long-Term Tax-Exempt Fund are exchanged for Class Z shares of Columbia Tax-Exempt Fund based on the net asset value per share of Columbia Tax Exempt Fund’s Class Z shares at the time of the merger.

(2)	Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(3)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $37,123 and $0 to be borne by Long-Term Tax-Exempt Fund and Columbia Tax-Exempt Fund, respectively.

(4)	Includes net assets and shares from Shares Class shares. Shares Class shares will be exchanged for Class Z shares on the date of the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus/ proxy statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus/proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.49% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s annual report to shareholders for the period ended November 30, 2006.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the

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board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment subadvisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Kimberly Campbell

Service with the Fund (lead manager) since January, 2002.

Associated with Columbia Management or its predecessors since June, 1995.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Management does not currently receive any fees for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking,

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investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [[Icon]]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”)

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(collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

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In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in this prospectus/proxy statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services

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relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus/ proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:
Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

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FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has

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procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll

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deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

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Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

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BUYING SHARES:

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

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•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

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Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

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•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/ or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

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DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of

D-17

unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

D-18

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Acquiring Fund- Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.59%	4.41%	$10,441.08	$60.22
2	10.25%	0.59%	9.02%	$10,901.61	$62.88
3	15.76%	0.59%	13.82%	$11,382.46	$65.65
4	21.55%	0.59%	18.85%	$11,884.51	$68.55
5	27.63%	0.59%	24.09%	$12,408.71	$71.57
6	34.01%	0.59%	29.56%	$12,956.04	$74.73
7	40.71%	0.59%	35.27%	$13,527.50	$78.02
8	47.75%	0.59%	41.24%	$14,124.17	$81.46
9	55.13%	0.59%	47.47%	$14,747.15	$85.06
10	62.89%	0.59%	53.98%	$15,397.62	$88.81
Total Gain After Fees and Expenses				$5,397.62
Total Annual Fees and Expenses Paid					$736.95

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

D-19

Appendix E — Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last three fiscal years, which run from December 1 to November 30, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which, for the period ended November 30, 2005 and the year ended November 30, 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. The information for the six months ended May 31, 2007 is unaudited. You can request a free annual report containing these financial statements by calling 1-800-426-3750.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	(Unaudited) Six Months Ended May 31, 2007		Year Ended November 30, 2006		Period Ended November 30, 2005 (a)
Net Asset Value, Beginning of Period	$13.88		$13.49		$13.71
Income from Investment Operations:
Net investment income (b)	0.31		0.62		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)		0.40		(0.22)

Total from Investment Operations	(0.02)		1.02		(0.09)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.63)		(0.13)

Net Asset Value, End of Period	$13.55		$13.88		$13.49
Total return (c)	(0.14	)%(d)	7.75%		(0.63	)%(d)(e)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (f)	0.57	%(g)	0.60%		0.57	%(g)
Interest and fee expense	0.04	%(g)(h)	0.05	%(h)	—
Net expenses (f)	0.61	%(g)	0.65%		0.57	%(g)
Waiver/ reimbursement	—		—		—	%(g)(i)
Net investment income (f)	4.57	%(g)	4.62%		4.91	%(g)
Portfolio turnover rate	6	%(d)	5%		4	%(d)
Net assets, end of period (000’s)	$866,265		$889,644		$329,637

(a)	On September 16, 2005, Columbia Tax-Exempt Fund Class Z shares commenced operations.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

E-1

(h)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)	Rounds to less than 0.01%.

E-2

Appendix F –– Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Tax-Exempt Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Tax-Exempt Funds, Inc. (“ETFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: ETFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, ETFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: ETFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: ETFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, ETFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: ETFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that ETFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of ETFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of ETFI to money and ETFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66-2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of ETFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: ETFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of ETFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: ETFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: ETFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to ETFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of ETFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: ETFI’s Bylaws provide that directors are entitled to advances from ETFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: ETFI shareholders are ordinarily insulated from liability for the debts of ETFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: ETFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of ETFI must authorize shares of ETFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the ETFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of les than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

INTERNATIONAL FUND

INTERNATIONAL EQUITY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of International Fund (“International Fund”), a series of Excelsior Funds, Inc., or International Equity Fund (together with International Fund, each an “Acquired Fund”), a series of Excelsior Funds Trust, as applicable, into Columbia International Growth Fund (the “Acquiring Fund”), a newly formed series of Columbia Funds Series Trust I, at a special meeting of shareholders of each Acquired Fund to be held on March 14, 2008.

The proposed mergers are two of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to each Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of each Acquired Fund into the Acquiring Fund will enable shareholders of each Acquired Fund to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger of your Acquired Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of each Acquired Fund will receive Z shares of the Acquiring Fund. The exchange is expected to be tax-free for the federal income tax purpose. More information on the specific details of and reasons for each merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES/DIRECTORS OF YOUR ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER OF YOUR ACQUIRED FUND.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Funds, Inc.
Excelsior Funds Trust

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

INTERNATIONAL FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of International Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of International Fund, a series of Excelsior Funds, Inc., will be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of International Fund to, and the assumption of all of the liabilities of the International Fund by, Columbia International Growth Fund, a newly-formed series of Columbia Funds Series Trust I (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of International Fund in complete liquidation of the International Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of International Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

INTERNATIONAL EQUITY FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of International Equity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of International Equity Fund, a series of Excelsior Funds Trust, will be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of International Equity Fund to, and the assumption of all of the liabilities of International Equity Fund by, Columbia International Growth Fund, a newly-formed series of Columbia Funds Series Trust I (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of International Equity Fund in complete liquidation of International Equity Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of International Equity Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 14, 2008

Acquisition of the Assets and Liabilities of

INTERNATIONAL FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

and

INTERNATIONAL EQUITY FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

by and in Exchange for Shares of

COLUMBIA INTERNATIONAL GROWTH FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy cards (the “Proxy Cards”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposals:

Proposal	To be voted on by shareholders of:
Proposal: Approval of the Agreement and Plan of Reorganization (the “Redomiciling Merger Agreement and Plan of Reorganization”), dated as of [•], 2008, with respect to the proposed acquisition of International Fund, a series of Excelsior Funds, Inc. (the “Excelsior Corporation”) by Columbia International Growth Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”).	International Fund

Proposal: Approval of the Agreement and Plan of Reorganization (the “Operating Merger Agreement and Plan of Reorganization” and, together with the Redomiciling Merger Agreement and Plan of Reorganization, the “Agreements and Plans of Reorganization”), dated as of [•], 2008, with respect to the proposed acquisition of International Equity Fund (together with International Fund, the “Acquired Funds” and each an “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust” and, together with the Excelsior Corporation, the “Excelsior Companies”), by the Acquiring Fund, a series of the Columbia Trust.	International Equity Fund

These proposals will be considered by shareholders of the Acquired Funds at a special joint meeting of shareholders of the Acquired Funds (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111. Although the Agreements and Plans of Reorganization contemplate transactions in which an Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to each such transaction as a “Merger.” The Acquired Funds and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of International Fund and International Equity Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Although the Board of Directors of the Excelsior Corporation (the “Board of Directors”) and the Board of Trustees of the Excelsior Trust (the “Board of Trustees” and, together with the Board of Directors, the “Boards”) are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not contingent upon the merger of the other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its merger, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, the Acquired Fund whose shareholders approved the merger will be merged into the Acquiring Fund in accordance with the applicable Agreement and Plan of Reorganization and the Board of Directors or the Board of Trustees, as applicable, will consider what action to take regarding the Acquired Fund that did not approve the merger.

The Acquiring Fund seeks total return on its assets through capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America.

If the applicable Agreement and Plan of Reorganization is approved by the shareholders of an Acquired Fund and the Merger is consummated, such Acquired Fund will transfer all of the assets and liabilities attributable its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by such Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 14, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of International Fund dated July 1, 2007, as supplemented to date.

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•	The Prospectus of International Equity Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of International Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of International Equity Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of International Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of International Fund dated September 30, 2007.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of International Equity Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of International Equity Fund dated September 30, 2007.

The Acquired Funds previously have sent their most recent annual reports and semiannual reports to their shareholders. For a free copy of an Acquired Fund’s most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the applicable Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds’ Internet site at www.columbiafunds.com. Text-only versions of the Acquired Funds’ documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

The following questions and answers provide an overview of key features of the Mergers and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about a Merger, please call [1-800-345-6611].

1.	What Mergers are being proposed?

Each Board is recommending that shareholders approve the merger of the Acquired Fund it oversees into the Acquiring Fund. This means that each Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Mergers currently are scheduled to take place late in the first quarter of 2008.

2.	Why are the Mergers being proposed?

Each Board recommends approval of the applicable Merger because each Merger offers shareholders of the applicable Acquired Fund the opportunity to invest in a lager combined portfolio that has similar (in the case of International Equity Fund) or identical (in the case of International Fund) investment objectives and principal investment strategies. In reviewing the applicable Merger, each Board also considered that, based on estimated

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operating expense ratios, shareholders of the International Fund, after the applicable Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the International Fund and shareholders of the International Equity Fund, after the applicable Merger, are expected to experience total operating expense ratios that are higher than the current total operating expense ratios of the International Equity Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II and “Reasons for the Merger and Trustees’ Considerations” in Section III of the Prospectus/Proxy Statement for more information regarding the factors considered by each Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Acquired Fund and to analyze the estimated operating expenses that Columbia Management Advisors, LLC (“Columbia Management”) expects the Acquiring Fund to bear in the first year following the Mergers. The Annual Fund Operating Expenses set forth in the table below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the table below represent expenses for each Acquired Fund’s most recent fiscal year (ended March 31, 2007) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to one, the other or both of the proposed Mergers and are based on pro forma combined net assets as of November 30, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Mergers is expected to be lower than the total operating expense ratio of the corresponding class of shares of International Fund and higher than the total operating expense ratio of the corresponding class of shares of International Equity Fund.

Shareholder Fees

(paid directly from shareholder’s investment)

	International Fund (Acquired Fund)		International Equity Fund (Acquired Fund)		Columbia International Growth Fund (Acquiring Fund) (pro forma combined)
	Shares Class		Institutional Shares Class		Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A		N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A		N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	2.00	(1)(2)	2.00	(1)(2)	2.00	(1)(2)

(1)	This redemption fee is charged on shares redeemed or exchanged within 60 days of the date or purchase.

(2)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

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Annual Fund Operating Expenses (as a % of average daily assets)

(deducted directly from Fund assets)

	International Fund (Acquired Fund)		International Equity Fund (Acquired Fund)		Columbia International Growth Fund (Acquiring Fund)
					(pro forma combined, assuming both Mergers are consummated)		(pro forma combined, assuming the Merger of only International Fund is consummated)		(pro forma combined, assuming the Merger of only International Equity Fund is consummated)
	Shares Class		Institutional Shares Class		Class Z
Management Fee (%)	1.00		1.00		1.00		1.00		1.00
Distribution and Service Fees (%)	—		—		—		—		—
Other Expenses (%)	0.56		0.42		[	•]	0.51		[	•]

Total Annual Fund Operating Expenses (%)	1.56		1.42		[	•]	1.51		[	•]
Less Fee Waivers/Expense Reimbursements (%)	(0.06	)(1)	(0.32	)(2)	(	[•])(3)	(0.01	)(4)	[	•](5)

Net Annual Fund Operating Expenses (%)	1.50	(1)	1.10	(2)	[	•](3)	1.50	(4)	[	•](5)

(1)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

(2)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (excluding [•]) do not exceed [•]% of average daily net assets. This arrangement will remain in effect until at least July 31, 2009.

(4)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (excluding [•]) do not exceed 1.50% of average daily net assets. This arrangement will remain in effect until at least July 31, 2009.

(5)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (excluding [•]) do not exceed [•]% of average daily net assets. This arrangement will remain in effect until at least July 31, 2009.

Example Expenses

Example Expenses help shareholders compare the cost of investing in an Acquired Fund currently with the cost of investing in the Acquiring Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The table takes into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

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Example Expenses

(actual costs may be higher or lower)

	1 Year			3 Years			5 Years			10 Years
International Fund (Acquired Fund)
Shares Class:		$153			$487			$844			$1,851
International Equity Fund (Acquired Fund)
Institutional Shares Class:		$82			$373			$687			$1,576
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming both Mergers are consummated)
Class Z:	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming the Merger of only International Fund is consummated)
Class Z:		$153			$474			$818			$1,791
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming the Merger of only International Equity Fund is consummated)
Class Z:	$	[	•]	$	[	•]	$	[	•]	$	[	•]

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

International Equity Fund and the Acquiring Fund generally have similar investment objectives and principal investment strategies. International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities, while the Acquiring Fund seeks total return on its assets through capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. Under normal circumstances, International Equity Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. The Acquiring Fund may invest up to 35% of its assets in foreign debt securities, while International Equity Fund has no similar strategy (and would in any event be limited to 20% by virtue of its principal investment strategies).

International Fund and the Acquiring Fund have identical investment objectives and principal investment strategies.

The table below shows the investment objectives and principal investment strategies of each Fund.

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	International Equity Fund	International Fund and the Acquiring Fund
Investment Objective	International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This is non-fundamental.	The Fund seeks total return on its assets through capital appreciation.

Principal Investment Strategies

Under normal circumstances, International Equity Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. International Equity Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. International Equity Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. International Equity Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. USTNY generally does not attempt to hedge the effects of currency value fluctuations on International Equity Fund’s investments on an on-going basis.

USTNY selects investments for the International Equity Fund by applying a bottom-up investment approach designed to identify companies that USTNY expects to experience sustainable earnings growth and to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. USTNY continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While International Equity Fund generally invests in companies in a variety of countries, industries and sectors, USTNY does not attempt to invest a specific percentage of International Equity Fund’s assets in a given country, region or industry.

For cash management purposes, International Equity Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Fund’s investment advisor generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis. The Fund may invest up to 35% of its assets in foreign debt securities.

The Fund’s investment advisor selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the investment advisor expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The investment advisor continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in securities of companies in a variety of countries, industries and sectors, the investment advisor does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry, nor does it invest particularly for growth or value. The Fund will make investments in companies located in emerging markets only where the investment advisor believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

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The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Make loans, except that (i) International Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) International Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	Make loans to other persons except (a) through the lending of International Equity Fund’s portfolio securities and provided that any such loans not exceed 30% of International Equity Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Underwrite securities issued by other persons except insofar as the Excelsior Trust or International Equity Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that International Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for International Equity Fund’s portfolio, real estate acquired as a result of International Equity Fund’s ownership of securities).	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

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Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

Invest in the securities of any single issuer if, as a result, International Fund holds more than 10% of the outstanding voting securities of such issuer.

	As a diversified portfolio, 75% of the assets of International Equity Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) International Equity Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) International Equity Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, International Equity Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, International Equity Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) International Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money, except from banks, or mortgage or hypothecate assets of International Equity Fund, except that in an amount not to exceed 1/3 of the current value of International Equity Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. International Equity Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. International Equity Fund will not purchase securities while borrowings exceed 5% of its total asset. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	No similar fundamental investment policy, though International Equity Fund has adopted a non-fundamental investment policy governing its investments in illiquid securities.	No similar fundamental investment policy, though the Acquiring Fund is subject to generally applicable legal restrictions on the extent to which it may invest in illiquid securities.

Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit International Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) International Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.	Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for International Equity Fund’s portfolio, real estate acquired as a result of International Equity Fund’s ownership of securities).	Purchase or sell commodities, except that the Acquiring Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation forward currency contracts.

Issue any senior securities, except insofar as any borrowing in accordance with International Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.	Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

In addition to the fundamental investment policies set forth above, International Fund has the following fundamental investment policies for which the other Funds have no similar fundamental investment policy. As a matter of fundamental investment policy, International Fund may not:

•	Purchase securities on margin, make short sales of securities, or maintain a short position.

•	Invest in companies for the purpose of exercising management or control.

•

Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

•

Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies.

•	Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

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The Acquiring Fund and International Fund are subject to the following non-fundamental investment policies (policies that may be changed without a shareholder vote). The Acquiring Fund and International Fund:

•

Will limit their investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Funds’ net assets. For the purpose of this limitation, warrants acquired by the Funds in units or attached to securities will be deemed to be without value. The Funds also intend to refrain from entering into arbitrage transactions;

•	Will not invest more than 25% of the value of their total assets in domestic bank obligations;

•	Will limit their investments in illiquid securities to 10% of their net (rather than total) assets, notwithstanding the fundamental investment policy above; and

•	May not purchase or sell commodities except as provided in the fundamental investment policy above.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if a Merger occurs?

If the Merger of an Acquired Fund occurs, shareholders will receive Class Z shares of the Acquiring Fund. The Mergers will not result in any changes to shareholder rights regarding, or procedures for, redemption or exchange of shares, except that there are no eligibility requirements for the purchase of Shares Class shares of International Equity Fund, but only eligible investors may purchase Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Mergers?

The Mergers are expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Funds are expected to recognize a gain or loss directly as a result of the Mergers. However, because a Merger will end the tax year of an Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund’s Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of such Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their shareholders on or before that date.

A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Funds are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

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7.	Who bears the expenses associated with the Mergers?

Columbia Management will bear all costs associated with the Merger of International Fund.

The Acquiring Fund and International Equity Fund each will bear a portion of the out-of-pocket expenses associated with the Merger of International Equity Fund. Columbia Management or an affiliate, in the form of an expense reimbursement to International Fund, will bear all of the out-of-pocket expenses associated with the Merger relating to the International Fund. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; and (3) the legal fees and expenses incurred by the Funds in connection with the Mergers.

The out-of-pocket expenses of the Merger of International Equity Fund are first allocated to the Acquiring Fund or to International Equity Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the proportionate costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to International Equity Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and International Equity Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and International Equity Fund are approximately $[•] and $[•], respectively (approximately $[•] and $[•] per share, respectively, based on shares outstanding as of [•]), assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. For each Acquired Fund, all shareholders will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL—MERGER OF INTERNATIONAL FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of International Fund are being asked to approve the Redomiciling Merger Agreement and Plan of Reorganization, the form of which is attached as Appendix A-1 to the Prospectus/Proxy Statement. By approving the Redomiciling Merger Agreement and Plan of Reorganization, shareholders are approving the merger of International Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of International Fund?

The principal investment risks associated with the Acquiring Fund and International Fund are identical. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Funds.

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Because the Funds invest in common stocks, the Funds are also subject to the risk that in the event a company in which the Funds invest is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Funds as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Funds. The Funds are also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Funds’ investments in fixed income securities are subject to certain risks. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.

The small and medium capitalization companies the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Funds’ shares is expected to have a high level of volatility.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of Shares Class shares of International Fund will receive Class Z shares of the Acquiring Fund. As compared to the International Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of International Fund, but as shareholders of the Acquiring Fund. Please see Appendix E to the Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of International Fund.

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•

The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that while there are no purchase restrictions on Shares Class shares of International Fund, only eligible investors can invest in Class Z shares of the Acquiring Fund.

•	[The account options a shareholder has selected for handling distributions from International Fund will not change as a result of the Merger.]

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board of Directors, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of International Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of International Fund that the Merger would be in the best interests of International Fund’s shareholders and that the interests of existing shareholders of International Fund would not be diluted as a result of the Merger. The Board of Directors has unanimously approved the Redomiciling Merger Agreement and Plan of Reorganization and the Merger, and recommended that International Fund shareholders vote in favor of the Merger by approving the Redomiciling Merger Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board of Directors at a meeting held on September 27-28, 2007. At the meeting, the Board of Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	the current asset level of International Fund;

4.	the historical performance of International Fund (see “Performance Information” below);

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of Shares Class shares of International Fund are expected to experience lower total operating expense ratios than holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger, including potential limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see “Federal Income Tax Consequences” below);

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Redomiciling Merger Agreement and Plan of Reorganization, including the fact that the International Fund is part of a Maryland corporation and the Acquiring Fund is part of a Massachusetts business trust;

10.	[the fact that shareholders of International Fund will experience no change in shareholder services as a result of the Merger; and]

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11.	that the costs associated with the Merger will be borne by Columbia Management.

The Board of Directors also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board of Directors also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company) and independent registered public accounting firm (PricewaterhouseCoopers LLC).

Performance Information

The bar chart below shows the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2007 for Shares Class shares of International Fund. The bar chart should give a shareholder a general idea of how International Fund’s returns have varied from year to year. The bar chart includes the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangement may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. The Acquiring Fund has been newly formed for the purpose of effecting the transactions contemplated by the Redomiciling Merger Agreement and Plan of Reorganization and in order to carry on the business of International Fund following the Merger, and will not commence investment operations until the Merger closes. Therefore, no performance information is provided for the Acquiring Fund. The Acquiring Fund has an investment objective and principal investment strategies identical to the investment objective and principal investment strategies of International Fund; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

International Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
7.89%	56.24%	(23.92)%	(27.43)%	(21.78)%	42.27%	21.73%	17.62%	21.88%	[	•]%

For periods shown in bar chart:

Best quarter: [12/31/99, 38.76%]

Worst quarter: [9/30/02, (20.55%)]

The following table lists the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of International Fund. This table is intended to provide shareholders with some indication of the risks of investing in International Fund. The table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold International Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years

Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%

(1)	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States.

(2)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

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Terms of the Redomiciling Merger Agreement and Plan of Reorganization

If approved by the shareholders of International Fund and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Redomiciling Merger Agreement and Plan of Reorganization. Please review Appendix A-1 to this Prospectus/Proxy Statement for the form of Redomiciling Merger Agreement and Plan of Reorganization.

•

International Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of International Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

Class Z shares of the Acquiring Fund received by International Fund will be distributed to the shareholders of International Fund pro rata in accordance with their percentage ownership of the applicable class of shares of International Fund in complete liquidation of International Fund.

•	After the Merger, International Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by International Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of Directors, and the board of trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of International Fund, likely accelerating taxable distributions from International Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to International Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to charge (including charges with retroactive effect) generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and International Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by International Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of International Fund’s liabilities, or upon the distribution of Acquiring Fund shares by International Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of International Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of International Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that International Fund’s shareholders receive in exchange for their International Fund shares will be the same as the aggregate tax basis of International Fund shares exchanged therefor;

16

•

under Section 1223(1) of the Code, an International Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for International Fund shares exchanged therefor, provided that the shareholder held the International Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of International Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from International Fund will be the same as International Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of International Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of International Fund, the Acquiring Fund, the Excelsior Corporation and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, International Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of International Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, International Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE REDOMICILING MERGER AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Redomiciling Merger Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of International Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of International Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of International Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III. PROPOSAL—MERGER OF INTERNATIONAL EQUITY FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of International Equity Fund are being asked to approve the Operating Merger Agreement and Plan of Reorganization, the form of which is attached as Appendix A-2 to the Prospectus/Proxy Statement. By approving the Operating Merger Agreement and Plan of Reorganization, shareholders are approving the merger of International Equity Fund into the Acquiring Fund.

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Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of International Equity Fund?

The principal investment risks associated with the Acquiring Fund and International Equity Fund are similar because the Funds have similar investment objectives. Both Funds are subject to the risks set forth below. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Acquiring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Acquiring Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Acquiring Fund.

Because the Acquiring Fund invests in common stocks, the Acquiring Fund is also subject to the risk that in the event a company in which the Acquiring Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Acquiring Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Acquiring Fund. The Acquiring Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Acquiring Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Acquiring Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The small and medium capitalization companies the Acquiring Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Acquiring Fund’s shares is expected to have a high level of volatility.

In addition to the risks described above, the Acquiring Fund’s investments in fixed income securities are subject to certain risks. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.

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Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of Institutional Shares Class shares of International Equity Fund will receive Class Z shares of the Acquiring Fund. As compared to International Equity Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to International Equity Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of International Equity Fund, but as shareholders of the Acquiring Fund. Please see Appendix E to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of International Equity Fund.

•

The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the International Equity Fund. Shareholders of Shares Class shares of the International Equity Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	The account options a shareholder has selected for handling distributions from International Equity Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Trustees’ Considerations

The Board of Trustees, including a majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of International Equity Fund that the Merger would be in the best interests of International Equity Fund’s shareholders and that the interests of existing shareholders in International Equity Fund would not be diluted as a result of the Merger. The Board of Trustees has unanimously approved the Operating Merger Agreement and Plan of Reorganization and the Merger, and recommended that International Equity Fund shareholders vote in favor of the Merger by approving the Operating Merger Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board of Trustees at a meeting held on September 27-28, 2007. At the meeting, the Board of Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	the current asset level of International Equity Fund;

20

4.	the historical performance of International Equity Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of Institutional Shares Class shares of International Equity Fund are expected to experience higher total operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger including potential limitations on the use of realized and unrealized losses for federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see “Federal Income Tax Consequences” below);

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Operating Merger Agreement and Plan of Reorganization;

10.	[the fact that shareholders of International Equity Fund will experience no change in shareholder services as a result of the Merger; and]

11.	that the costs associated with the Merger will be borne by International Equity Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

12.	the International Equity Fund’s continuing viability as a separate series of the Excelsior Trust and the future prospects of the International Equity Fund if the Merger was not affected, including the possible liquidation of the Fund and/or allowing the Fund’s current expense limitation agreement to expire.

The Board of Trustees also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board of Trustees also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company) and independent registered public accounting firm (PricewaterhouseCoopers LLC).

Performance Information

The bar chart below shows the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2007 for Institutional Shares class of International Equity Fund. The bar chart should give a shareholder a general idea of how International Equity Fund’s returns have varied from year to year. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. The Acquiring Fund is newly formed; therefore, no performance information is provided for the Acquiring Fund. The Acquiring Fund has an investment objective and principal investment strategies similar to the investment objective and principal investment strategies of International Equity Fund; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

International Equity Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
10.13%	53.00%	(23.12)%	(26.17)%	(21.54)%	42.68%	22.20%	18.19%	22.89%	[	•]%

For period shown in bar chart:

Best quarter: [12/31/99, 40.28%]

Worst quarter: [9/30/02, (20.92%)]

The following table lists the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Institutional Shares Class shares of International Equity Fund. This tables is intended

21

to provide shareholders with some indication of the risks of investing in International Equity Fund. The table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years

Institutional Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%

(1)	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States.

(2)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of International Equity Fund and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Operating Merger Agreement and Plan of Reorganization. Please review Appendix A-2 to this Prospectus/Proxy Statement for the form of Operating Merger Agreement and Plan of Reorganization.

•

International Equity Fund will transfer all of the assets and liabilities attributable to its Institutional Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of International Equity Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008).

•

Class Z shares of the Acquiring Fund received by International Equity Fund will be distributed to the shareholders of International Equity Fund pro rata in accordance with their percentage ownership of Institutional Shares Class shares of International Equity Fund in complete liquidation of International Equity Fund.

•	After the Merger, International Equity Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by International Equity Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of Trustees and the board of trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of International Equity Fund, likely accelerating taxable distributions from International Equity Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

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Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to International Equity Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect) generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and International Equity Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by International Equity Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of International Equity Fund’s liabilities, or upon the distribution of Acquiring Fund shares by International Equity Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of International Equity Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of International Equity Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that International Equity Fund’s shareholders receive in exchange for their International Equity Fund shares will be the same as the aggregate tax basis of the International Equity Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an International Equity Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the International Equity Fund shares exchanged therefor, provided that the shareholder held the International Equity Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of International Equity Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from International Equity Fund will be the same as International Equity Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include International Equity Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of International Equity Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of International Equity Fund, the Acquiring Fund, the Excelsior Trust and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

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Prior to the closing of the Merger, International Equity Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of International Equity Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, International Equity Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE OPERATING MERGER AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Operating Merger Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of International Equity Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of International Equity Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of International Equity Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III. GENERAL

Voting Information

The Boards are soliciting proxies from the shareholders of the Acquired Funds in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•].

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

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Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on any matter on which it is entitled to vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the applicable proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the International Fund, a majority of the shares of the International Fund entitled to vote on December 21, 2007, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the International Fund at the Meeting. With respect to the International Equity Fund, thirty-three and one-third percent (33 1/3%) of the shares of the International Equity Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the International Equity Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund, and contains information about the executive officers and directors/trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if an Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. For each Acquired Fund, any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present are the proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Funds has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A-1 –– Form of Redomiciling Merger Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 200  , is by and among each of the trust and corporation identified in Schedule A hereto as an Acquired Company (each an “Acquired Company”), on behalf of each series thereof identified in Schedule A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Schedule A hereto as an Acquiring Fund (each an “Acquiring Fund”); and Columbia Management Advisors, LLC (the “Adviser”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each such Acquiring Fund will acquire, all the assets of such Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of such class equal to the number of shares of such class of the corresponding Acquired Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of such Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Company’s current and former trustees/directors and officers, acting in their capacities as such, under the Acquired Company’s organizational documents as in effect as of the date of this

A-1

Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, on the Closing Date, or as soon thereafter as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received from the corresponding Acquiring Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of such Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The corresponding Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of such Acquired Fund, if any, on the Valuation Date, such Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares, or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	If applicable, as soon as practicable after the Closing Date, each Acquired Company shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, deregistration (if applicable) and termination.

2.	VALUATION.

2.1.	The value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) for determining net asset value, and shall be certified by such Acquired Fund.

2.2.	[Reserved].

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. at the Adviser’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”) for examination no later than the fifth business day preceding the Valuation Date. On the Closing Date, such portfolio securities and all such Acquired Fund’s cash shall be delivered by such Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be

A-2

duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for corresponding Acquiring Fund.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or of the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either an Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of such Acquired Fund’s shareholders and the number of outstanding shares of each class of such Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of such Acquired Fund. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1(c) have been credited to such Acquired Fund’s account on the books of the corresponding Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Fund is either (i) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Delaware or (ii) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Maryland, as applicable;

(b)	The applicable Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

A-3

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the date of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for

A-4

any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the applicable Acquired Company and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees/directors of the Acquired Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s

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investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	[Reserved]; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Trust, which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	Reserved;

(h)	Reserved;

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(i)	As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund was established by the trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(k)	The Acquiring Fund has no shares of beneficial interest issued and outstanding;

(l)	Reserved;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and each corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	The corresponding Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

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5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and to act upon this Agreement and to take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a prospectus/proxy statement (the “Prospectus/Proxy Statement”) for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	The corresponding Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the corresponding Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	The corresponding Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

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(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund, enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, the Adviser, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the Acquired Company.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The applicable Acquired Company (i) is either (A) duly organized and validly existing under the laws of the State of Maryland or (B) duly organized and validly existing under the laws of the State of Delaware and (ii) has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust/Articles of Incorporation and Bylaws of the Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its respective obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

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(g)	The applicable Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Reserved

7.4.	The Custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by the Custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND THE CORRESPONDING ACQUIRED FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

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(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding periods of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of directors/trustees of each of the Acquired Company and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Adviser.

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10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and the corresponding Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and the corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and the corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

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14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquiring Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
Each on behalf of each of its Acquired Funds

Attested by:

By:
Name:	Name:
Title:	Title:

COLUMBIA FUNDS SERIES TRUST I
On behalf of each of its Acquiring Funds

Attested by:

By:
Name:	Name:
Title:	Title:

Solely for purposes of Paragraph 6.3 and 9.2 of the Agreement:

COLUMBIA MANAGEMENT ADVISORS, LLC
Attested by:

By:
Name:	Name:
Title:	Title:

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Schedule A

Acquired Funds and Acquiring Funds

Acquired Companies/Acquired Funds	Acquiring Trust/Acquiring Funds
EXCELSIOR FUNDS, INC.	COLUMBIA FUNDS SERIES TRUST I
Blended Equity Fund	Columbia Blended Equity Fund
Shares Class	Class Z
Emerging Markets Fund	Columbia Emerging Markets Fund
Shares Class	Class Z
Institutional Class	Class Z
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Shares Class	Class Z
Large Cap Growth Fund	Columbia Select Growth Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Shares Class	Class Z
Small Cap Fund	Columbia Select Small Cap Fund
Shares Class	Class Z
Retirement Shares Class	Class R
Value and Restructuring Fund	Columbia Value and Restructuring Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Core Bond Fund	Columbia Bond Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Shares Class	Class Z

EXCELSIOR FUNDS TRUST	COLUMBIA FUNDS SERIES TRUST I
Equity Opportunities Fund	Columbia Select Opportunities
Shares Class	Class Z
Institutional Class	Class Z
Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R

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Appendix A-2 — Form of Operating Merger Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund

agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.	For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the [for non-money market fund mergers: valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]/[for money market fund mergers: corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring

Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

    The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

    The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

SCHEDULE A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

SCHEDULE B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

SCHEDULE C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B –– Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

The number of shares of each class of each Acquired Fund outstanding as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
International Fund	Shares Class	[	•]
International Equity Fund	Institutional Shares Class	[	•]

Ownership of Shares

As of December 21, 2007, the directors and officers of the Excelsior Corporation, as a group, owned beneficially less than one percent of the then outstanding shares of International Fund. As of December 21, 2007, the directors and officers of the Excelsior Trust, as a group, owned beneficially less than one percent of the then outstanding shares of International Equity Fund.

As of December 21, 2007, Atwell & Co. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the International Fund and [•]% of the outstanding shares of the International Equity Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the International Fund and the International Equity Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Percentage of Outstanding Shares of Class Owned Upon Consummation of Mergers(1)
Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned		(assuming both Mergers are consummated)		(assuming only the International Fund merger is consummated)		(assuming only the International Equity Fund merger is consummated)
International Fund Shares Class	Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

	Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

	Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

	Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

International Equity Fund Institutional Shares Class	Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

	Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

	Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

Acquiring Fund Class Z	[•]	[	•]	[	•]%	[	•]%	[	•]%	[	•]%

1.	Percentage owned assuming completion of the Merger(s) on [•], 2008.

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Appendix C –– Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of each Acquired Fund by the Acquiring Fund at net asset value as of that date:

	International Fund (Acquired Fund)	International Equity Fund (Acquired Fund)	Columbia International Growth Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia International Growth Fund (Acquiring Fund) (Pro Forma Combined)(1)

Net Asset Value
Shares Outstanding
Net Asset Value Per Share

(1)	Assumes the Mergers were consummated on November 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of each Acquired Fund on the date the Mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

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Appendix D –– Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus/ proxy statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus/proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percentage of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s current fiscal year, it is anticipated that aggregate advisory fees paid to Columbia Management by the Fund will amount to 1.00%, expressed as a percentage of average daily net assets of the Fund.

A discussion regarding the basis for the board of trustees’ approval of the Fund’s investment advisory agreement with Columbia Management will be available in the Fund’s first annual report or semiannual to shareholders following the Mergers.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory

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agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment subadvisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Fred Copper

Associated with Columbia Management or its predecessors since September, 2005.

Jasmine (Weili) Huang

Associated with Columbia Management or its predecessors since September, 2003.

Daisuke Nomoto

Associated with Columbia Management or its predecessors since April, 2005.

Timothy R. Anderson

Associated with Columbia Management or its predecessors since March, 2006.

Paul J. DiGiacomo

Associated with Columbia Management or its predecessors since April, 2006.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Management does not currently receive any fees for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

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Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [[Icon]]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia

D-4

Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

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In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers three classes of shares. Only Class Z shares are discussed in this prospectus/proxy statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares

Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus/ proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™
NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

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Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

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Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

D-13

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

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SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions:

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

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•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/ or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

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DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Semi-annually
Distributions	Semi-annually

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

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Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

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Appendix E—Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust with the Declaration of Trust of the Columbia Trust.

The material differences between the terms of the Declaration of Trust of the Excelsior Funds Trust (“EFT”), of which International Equity Fund is a series, and the Declaration of Trust of the Columbia Funds Series Trust I (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33?% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-

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end management investment company registered under the 1940 Act, or a series therof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which International Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

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The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66- 2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the

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effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

E-5

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of less than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

E-6

BLENDED EQUITY FUND	INTERMEDIATE-TERM BOND FUND
CORE BOND FUND	LARGE CAP GROWTH FUND
EMERGING MARKETS FUND	MID CAP VALUE AND RESTRUCTURING FUND
ENERGY AND NATURAL RESOURCES FUND	PACIFIC/ASIA FUND
EQUITY OPPORTUNITIES FUND	SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of your Excelsior Fund into a corresponding Columbia Fund that has been newly formed for the purpose of redomiciling your Excelsior Fund from a series of Excelsior Funds, Inc. (a Maryland corporation) or Excelsior Funds Trust (a Delaware statutory trust), as applicable, to a series of Columbia Funds Series Trust I (a Massachusetts business trust), at a special meeting of shareholders of your Excelsior Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to your Excelsior Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Columbia Fund into which your Excelsior Fund will be merged. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management recommended each proposed merger because it believes that by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios.

Should the merger of your Excelsior Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged, for an equal investment (that is, dollar value) in the corresponding Columbia Fund. The exchange is expected to be tax-free for federal income tax purposes. You will receive shares of the corresponding Columbia Fund corresponding to the class of shares you currently own (for example, if you hold Shares Class shares of your Excelsior Fund, you will receive Class Z shares of the corresponding Columbia Fund). More information on the specific details of and reasons for the merger of your Excelsior Fund is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OR DIRECTORS OF YOUR EXCELSIOR FUND, AS APPLICABLE, [UNANIMOUSLY] RECOMMEND THAT YOU VOTE FOR THE MERGER OF YOUR EXCELSIOR FUND.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson President and Principal Executive Officer Excelsior Funds, Inc. Excelsior Funds Trust

February 4, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

BLENDED EQUITY FUND

CORE BOND FUND

EMERGING MARKETS FUND

ENERGY AND NATURAL RESOURCES FUND

INTERMEDIATE-TERM BOND FUND

LARGE CAP GROWTH FUND

PACIFIC/ASIA FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

Each a Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

To the shareholders of each Excelsior Fund set forth above:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Excelsior Fund set forth above (each, the “Excelsior Fund”), each a series of Excelsior Funds, Inc., will be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Excelsior Fund to, and the assumption of all of the liabilities of the Excelsior Fund by, the corresponding newly-formed series of Columbia Funds Series Trust I (each, the “Columbia Fund”) in exchange for shares of the Columbia Fund, and (ii) the distribution of such shares to the shareholders of the Excelsior Fund in complete liquidation of the Excelsior Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Excelsior Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

EQUITY OPPORTUNITIES FUND

MID CAP VALUE AND RESTRUCTURING FUND

Each a Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-345-6611

To the shareholders of each Excelsior Fund set forth above:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Excelsior Fund set forth above (each, the “Excelsior Fund”), each a series of Excelsior Funds Trust, will be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Excelsior Fund to, and the assumption of all of the liabilities of the Excelsior Fund by, the corresponding newly-formed series of Columbia Funds Series Trust I (each, the “Columbia Fund”) in exchange for share of the Columbia Fund, and (ii) the distribution of such shares to the shareholders of the Excelsior Fund in complete liquidation of the Excelsior Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Excelsior Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr., Secretary

February 4, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 14, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
BLENDED EQUITY FUND	COLUMBIA BLENDED EQUITY FUND
CORE BOND FUND	COLUMBIA BOND FUND
EMERGING MARKETS FUND	COLUMBIA EMERGING MARKETS FUND
ENERGY AND NATURAL RESOURCES FUND	COLUMBIA ENERGY AND NATURAL RESOURCES FUND
EQUITY OPPORTUNITIES FUND	COLUMBIA SELECT OPPORTUNITIES FUND
INTERMEDIATE-TERM BOND FUND	COLUMBIA SHORT-INTERMEDIATE BOND FUND
LARGE CAP GROWTH FUND	COLUMBIA SELECT GROWTH FUND
MID CAP VALUE AND RESTRUCTURING FUND	COLUMBIA MID CAP VALUE AND RESTRUCTURING FUND
PACIFIC/ASIA FUND	COLUMBIA PACIFIC/ASIA FUND
SMALL CAP FUND	COLUMBIA SELECT SMALL CAP FUND
VALUE AND RESTRUCTURING FUND	COLUMBIA VALUE AND RESTRUCTURING FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

[1-800-345-6611]

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

This Prospectus/Proxy Statement contains information each shareholder should know before voting on the following proposal with respect to his or her investment in one of the Excelsior Funds listed above:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of certain series (collectively, the “Acquired Funds” and each an “Acquired Fund”) of Excelsior Funds, Inc. (the “Acquired Corporation”) and Excelsior Funds Trust (the “Acquired Trust” and, together with the Acquired Corporation, the “Acquired Companies”) by the corresponding series (collectively, the “Acquiring Funds” and each an “Acquiring Fund”) of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of each Acquired Fund at a combined special meeting of shareholders of the Acquired Funds (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Approval of the proposal for one Acquired Fund is not contingent upon approval of the proposal by one or more other Acquired Funds. If certain Acquired Funds approve the proposal and certain other Acquired Funds do not approve the proposal, the Acquired Funds that approved the proposal will be merged into the corresponding Acquiring Funds in accordance with the Agreement and Plan of Reorganization and the Board of Directors of the Acquired Corporation or the Board of Trustees of the Acquired Trust, as applicable, will consider what action to take regarding those Acquired Funds that did not approve the proposal.

The Acquiring Funds are managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Funds. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Although the Agreement and Plan of Reorganization contemplates transactions in which an Acquired Fund transfers all of it assets and liabilities to a corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund, the Prospectus/Proxy Statement refers to each such transaction as a “Merger,” and the transactions collectively as the “Mergers.” The Acquired Funds and the Acquiring Funds are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Funds dated January 14, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Funds dated July 1, 2007, as supplemented to date.

•

The Class A and Class C Shares Prospectus of the Equity Opportunities, Large Cap Growth, Value and Restructuring, Small Cap, Emerging Markets and Energy and Natural Resources Funds dated October 1, 2007, as supplemented to date.

•	The Statements of Additional Information of the Acquired Funds dated July 1, 2007, as supplemented to date.

•

The Class A and Class C Shares Statement of Additional Information of the Equity Opportunities, Large Cap Growth, Value and Restructuring, Small Cap, Emerging Markets and Energy and National Resources Funds dated October 1, 2007, as supplemented to date.

•

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Acquired Funds dated March 31, 2007, and the unaudited financial statements included in the Semiannual Reports to Shareholders of the Acquired Funds dated September 30, 2007.

The Acquired Funds previously have sent their annual reports and semiannual reports to their shareholders. For a free copy of an Acquired Funds’ most recent reports or any of the documents listed above, call [1-800-345-6611], or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds’ Internet site at www.columbiafunds.com. Text-only versions of the Acquired Funds’ documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

The following questions and answers provide an overview of key features of each Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call [1-800-345-6611].

1.	What Mergers are being proposed?

The Board of Directors of the Acquired Corporation (the “Board of Directors”) and the Board of Trustees of the Acquired Trust (the “Board of Trustees” and, together with the Board of Directors, the “Boards”) are recommending that shareholders of each Acquired Fund approve the merger of such Acquired Fund into a corresponding Acquiring Fund, as set forth in the table below:

Blended Equity Fund		Columbia Blended Equity Fund
Shares Class	→	Class Z

Core Bond Fund		Columbia Bond Fund
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

Emerging Markets Fund		Columbia Emerging Markets Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Energy and Natural Resources Fund		Columbia Energy and Natural Resources Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z

Equity Opportunities Fund		Columbia Select Opportunities Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Intermediate-Term Bond Fund		Columbia Short-Intermediate Bond Fund
Shares Class	→	Class Z

Large Cap Growth Fund		Columbia Select Growth Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

Mid Cap Value and Restructuring Fund		Columbia Mid Cap Value and Restructuring Fund
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

Pacific/Asia Fund		Columbia Pacific/Asia Fund
Shares Class	→	Class Z

Small Cap Fund		Columbia Select Small Cap Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Value and Restructuring Fund		Columbia Value and Restructuring Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

This means that each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed opposite it in the table above in exchange for shares of the corresponding Acquiring Fund. If an Acquired Fund’s Merger is approved and completed, shareholders of each class of the Acquired Fund will receive shares of the corresponding class of the corresponding Acquiring Fund listed opposite it in the table above with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. Each Merger currently is scheduled to take place late in the first quarter of 2008.

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2.	Why are the Mergers being proposed?

The Boards recommend approval of the Mergers because the Boards believe that the mergers will provide a single, more integrated mutual fund complex, will facilitate compliance monitoring and efficient administration of the Funds and will afford shareholders exchange privileges among a broader group of funds.

Please review “Reasons for the Mergers and Directors’/Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Boards.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following each Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Acquired Fund and to analyze the estimated operating expenses that Columbia Management expects each Acquiring Fund to bear in the first year following its Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Acquired Fund’s most recent fiscal year (ended March 31, 2007) and those projected for each Acquiring Fund on a pro forma combined basis after giving effect to the proposed Mergers, based on pro forma combined net assets as of [•], 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of each class of shares of each Acquiring Fund following the Mergers is expected to be [lower than/higher than/equal to] the total operating expense ratio of the corresponding class of shares of the corresponding Acquired Fund.

Shareholder Fees

(paid directly from shareholder’s investment)

	Blended Equity Fund Shares Class	Columbia Blended Equity Fund (Pro Forma) Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)(2)	2.00	2.00

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(2)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Emerging Markets Fund					Columbia Emerging Markets Fund (Pro Forma)
	Class A		Class C	Shares Class	Institutional Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)(3)	2.00		2.00	2.00	2.00	2.00		2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

4

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Energy and Natural Resources Fund				Columbia Energy and Natural Resources Fund (Pro Forma)
	Class A		Class C	Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)(3)	2.00		2.00	2.00	2.00		2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Large Cap Growth Fund						Columbia Select Growth Fund (Pro Forma)
	Class A		Class C	Shares Class	Institutional Shares Class	Retirement Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00	2.00		2.00	2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Pacific/Asia Fund Shares Class	Columbia Pacific/Asia Fund (Pro Forma) Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)(2)	2.00	2.00

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(2)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

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	Small Cap Fund					Columbia Select Small Cap Fund (Pro Forma)
	Class A		Class C	Shares Class	Retirement Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00		2.00	2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Value and Restructuring Fund						Columbia Value and Restructuring Fund (Pro Forma)
	Class A		Class C	Shares Class	Institutional Shares Class	Retirement Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00	2.00		2.00	2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Core Bond Fund			Columbia Bond Fund (Pro Forma)
	Shares Class	Institutional Shares Class	Retirement Class	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A	N/A	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)(2)	2.00	2.00	2.00	2.00	2.00

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(2)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Intermediate- Term Bond Fund Shares Class		Columbia Short- Intermediate Bond Fund (Pro Forma) Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A		N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A		N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	0.00	(1)	0.00	(1)

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

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	Equity Opportunities Fund					Columbia Select Opportunities Fund (Pro Forma)
	Class A		Class C	Shares Class	Institutional Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00		2.00	2.00

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.

(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(3)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

	Mid Cap Value and Restructuring Fund			Columbia Mid Cap Value and Restructuring Fund (Pro Forma)
	Shares Class	Institutional Shares Class	Retirement Class	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A	N/A	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)(2)	2.00	2.00	2.00	2.00	2.00

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.

(2)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Blended Equity Fund		Columbia Blended Equity Fund (Pro Forma)
	Shares Class		Class Z
Management Fee (%)	0.75		0.75
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.46		0.46

Total Annual Fund Operating Expenses (%)	1.21		1.21
Less Fee Waivers/Expense Reimbursements (%)	(0.11	)(1)	(0.11	)(2)

Net Annual Fund Operating Expenses (%)	1.10	(1)	1.10	(2)

(1)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

[(2)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008.

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	Emerging Markets Fund								Columbia Emerging Markets Fund (Pro Forma)
	Class A		Class C		Shares Class		Institutional Shares Class		Class A		Class C		Class Z
Management Fee (%)	1.25		1.25		1.25		1.25		1.25		1.25		1.25
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.25		1.00		0.00
Other Expenses (%)	0.76	(1)	0.76	(1)	0.65		0.41		0.76		0.76		0.41
Acquired Fund Fees and Expenses(2) (%)					0.02		0.02						0.02

Total Annual Fund Operating Expenses (%)	2.26		3.01		1.92		1.68		2.26		3.01		1.68
Less Fee Waivers/Expense Reimbursements (%)	(0.41	)(3)	(0.41	)(3)	(0.05	)(4)	(0.06	)(5)	(0.41	)(6)	(0.41	)(6)	(0.06	)(6)

Net Annual Fund Operating Expenses (%)	1.85		2.60		1.87	(4)	1.62	(5)	1.85		2.60		1.62	(6)

(1)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.71% and the “Net Annual Fund Operating Expenses would be 1.80% and 2.55% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(2)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.85% and 2.60% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.85%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.

(5)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses.

[(6)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [1.60]%. The waiver agreement may not be terminated before [July 31, 2008]. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses.]

	Energy and Natural Resources Fund						Columbia Energy and Natural Resources Fund (Pro Forma)
	Class A		Class C		Shares Class		Class A		Class C		Class Z
Management Fee (%)	0.60		0.60		0.60		0.60		0.60		0.60
Distribution and Service Fees (%)	0.25		1.00		0.00		0.25		1.00		0.00
Other Expenses (%)	0.64	(1)	0.64	(1)	0.53		0.64		0.6		0.53

Total Annual Fund Operating Expenses (%)	1.49		2.24		1.13	(2)	1.49		2.24		1.13
Less Fee Waivers	(0.24	)(3)	(0.24	)(3)			(0.24	)(4)	(0.24	)(4)
Net Annual Fund Operating Expenses	1.25		2.00				1.25		2.00

(1)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.59% and the “Net Annual Fund Operating Expenses would be 1.20% and 1.95% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [•]%. The waiver agreement may not be terminated before July 31, 2008.

8

	Large Cap Growth Fund										Columbia Select Growth Fund (Pro Forma)
	Class A		Class C		Shares Class		Institutional Class		Retirement Class		Class A	Class C		Class Z		Class R
Management Fee (%)	0.75		0.75		0.75		0.75		0.75		0.75	0.75		0.75		0.75
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.50		0.25	1.00		0.00		0.50
Other Expenses (%)	0.56	(1)	0.56	(1)	0.45		0.21		0.45		0.56	0.56		0.21		0.21

Total Annual Fund Operating Expenses (%)	1.56		2.31		1.20	(2)	0.96		1.70	(5)	1.56	2.31		0.96		0.96
Less Fee Waivers/Expense Reimbursements (%)	(0.36	)(3)	(0.36	)(3)			(0.01	)(4)	—		(0.36)(6)	(0.36	)(6)	(0.01	)(6)

Net Annual Fund Operating Expenses (%)	1.20		1.95				0.95	(4)	—		1.20	1.95		0.95	(6)

(1)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses would be 1.15% and 1.90% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.20%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.20% and 1.95% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.95%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(5)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.70%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

[(6)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes, distribution and service fees and certain non-routine expenses) from exceeding [0.95]%. The waiver agreement may not be terminated before [July 31, 2008].]

	Pacific/Asia Fund		Columbia Pacific/Asia Fund (Pro Forma)
	Shares Class		Class Z
Management Fee (%)	1.00		1.00
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.61		0.61
Acquired Fund Fees and Expenses(1) (%)	0.01		0.01

Total Annual Fund Operating Expenses (%)	1.62	(2)	1.62

(1)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.

	Small Cap Fund								Columbia Select Small Cap Fund (Pro Forma)
	Class A		Class C		Shares Class		Retirement Class		Class A		Class C		Class Z		Class R
Management Fee (%)	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Distribution and Service Fees (%)	0.25		1.00		0.00		0.50		0.25		1.00		0.00		0.50
Other Expenses (%)	0.58	(1)	0.58	(1)	0.47		0.49		0.58		0.58		[0.47	]	[0.47	]

Total Annual Fund Operating Expenses (%)	1.58		2.33		1.22	(2)	1.74	(3)	1.58		2.33		[1.22	]	[1.72	]
Less Fee Waivers	(0.33	)(4)	(0.33	)(4)					(0.33	)(5)	(0.33	)(5)
Net Annual Fund Operating Expenses	1.25		2.00						1.25		2.00

(1)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.53% and the “Net Annual Fund Operating Expenses would be 1.20% and 1.95% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

9

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(5)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [•]%. The waiver agreement may not be terminated before July 31, 2008.

	Value and Restructuring Fund										Columbia Value and Restructuring Fund (Pro Forma)
	Class A		Class C		Shares Class		Institutional Class		Retirement Class		Class A		Class C		Class Z	Class R
Management Fee (%)	0.60		0.60		0.60		0.60		0.60		0.60		0.60		0.60	0.60
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.50		0.25		1.00		0.00	0.50
Other Expenses (%)	0.56	(1)	0.56	(1)	0.45		0.24		0.45		0.56		0.56		0.24	0.24

Total Annual Fund Operating Expenses (%)	1.41		2.16		1.05	(2)	0.84	(3)	1.55	(4)	1.41		2.16		0.84	1.34
Less Fee Waivers	(0.27	)(5)	(0.27	)(5)							(0.27	)(6)	(0.27	)(6)
Net Annual Fund Operating Expenses	1.14		1.89								1.14		1.89

(1)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses would be 1.09% and 1.84% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(5)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14% and 1.89% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(6)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [•]%. The waiver agreement may not be terminated before July 31, 2008.

	Core Bond Fund						Columbia Bond Fund (Pro Forma)
	Shares Class		Institutional Class		Retirement Class		Class Z		Class R
Management Fee (%)	0.65		0.65		0.65		0.65		0.65
Distribution and Service Fees (%)	0.00		0.00		0.50		0.00		0.50
Other Expenses (%)	0.47		0.24		0.47		0.24		0.24
Acquired Fund Fees and Expenses(1) (%)	0.03		0.03		0.03		0.03		0.03

Total Annual Fund Operating Expenses (%)	1.15	(2)	0.92	(3)	1.65	(4)	0.92	(5)	1.42	(6)
Less Fee Waivers/Expense Reimbursements (%)	(0.22)		(0.24)		(0.22)		(0.24)		(0.24)

Net Annual Fund Operating Expenses (%)	0.93	(2)	0.68	(3)	1.43	(4)	0.68	(5)	1.18	(6)

(1)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.

(2)

The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of

10

the current term. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds. On September 28, 2006, the Fund’s Management Fee was reduced from 0.75% to 0.65%. The annual fund operating expenses have been adjusted to reflect estimated expenses attributed with this new rate.

(3)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds. On September 28, 2006, the Fund’s Management Fee was reduced from 0.75% to 0.65%. The annual fund operating expenses have been adjusted to reflect estimated expenses attributed with this new rate.

(4)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.40%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds. On September 28, 2006, the Fund’s Management Fee was reduced from 0.75% to 0.65%. The annual fund operating expenses have been adjusted to reflect estimated expenses attributed with this new rate.

[(5)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [0.65]%. The waiver agreement may not be terminated before [July 31, 2008]. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.]

[(6)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [1.15]%. The waiver agreement may not be terminated before [July 31, 2008]. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.]

	Intermediate- Term Bond Fund		Columbia Short- Intermediate Bond Fund (Pro Forma)
	Shares Class		Class Z
Management Fee (%)	0.35		0.35
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.45		[0.45	]
Acquired Fund Fees and Expenses(1) (%)	0.02		0.02

Total Annual Fund Operating Expenses (%)	0.82		[0.82	]
Less Fee Waivers/Expense Reimbursements (%)	(0.05	)(2)	[(0.05	)](3)

Net Annual Fund Operating Expenses (%)	0.77	(2)	[0.77	](3)

(1)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in underlying funds.

(2)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.

[(3)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [0.75]%. The waiver agreement may not be terminated before [July 31, 2008]. The waiver agreement is limited to the Fund’s direct operating expenses and ,therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.]

	Equity Opportunities Fund								Columbia Select Opportunities Fund (Pro Forma)
	Class A		Class C		Shares Class		Institutional Shares Class		Class A	Class C	Class Z
Management Fee (%)	0.75		0.75		0.75		0.75		0.75	0.75	0.75
Distribution and Service Fees (%)	0.25		1.00		0.00	(1)	0.00		0.25	1.00	0.00
Other Expenses (%)	0.35	(2)	0.35	(2)	0.49		0.24		0.35	0.35	0.24

Total Annual Fund Operating Expenses (%)	1.35		2.10		1.24		0.99		1.35	2.10	0.99
Less Fee Waivers/Expense Reimbursements (%)	(0.19	)(3)	(0.19	)(3)	(0.19	)(4)	(0.19	)(5)	(0.19)	(0.19)	(0.19	)(6)

Net Annual Fund Operating Expenses (%)	1.16		1.91		1.05	(4)	0.80	(5)	1.16	1.91	0.80	(6)

(1)	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. No fees are being assessed under the plan at this time with respect to Shares Class shares.

11

(2)	USTNY has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.30% and the “Net Annual Fund Operating Expenses would be 1.11% and 1.86% for Class A and Class C, respectively. USTNY, at its discretion, may revise or discontinue this arrangement at any time.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.16% and 1.91% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(5)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

[(6)	Columbia Management has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding [0.80]%. The waiver agreement may not be terminated before [July 31, 2008].]

12

	Mid Cap Value and Restructuring Fund						Columbia Mid Cap Value and Restructuring Fund (Pro Forma)
	Shares Class		Institutional Class		Retirement Class		Class Z	Class R
Management Fee (%)	0.65		0.65		0.65		0.65	0.65
Distribution and Service Fees (%)	0.00	(1)	0.00		0.50		0.00	0.50
Other Expenses (%)	0.48		0.23		0.49		0.23	0.23

Total Annual Fund Operating Expenses (%)	1.13	(2)	0.88	(3)	1.64	(4)	0.88	1.38

(1)	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. No fees are being assessed under the plan at this time with respect to Shares Class shares.

(2)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(4)	USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example Expenses

Example Expenses help shareholders compare the cost of investing in each Acquired Fund currently with the cost of investing in the corresponding Acquiring Fund on a pro forma basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

13

Example Expenses

(actual costs may be higher or lower)

[Columbia: Please review and confirm or correct figures.]

	1 Year			3 Years			5 Years			10 Years
Blended Equity Fund
Shares Class:		$112			$373			$654			$1,456
Columbia Blended Equity Fund (pro forma)
Class Z:	$	[112	]	$	[373	]	$	[654	]	$	[1,456	]

	1 Year			3 Years			5 Years			10 Years
Emerging Markets Fund
Class A:		$752			$1,204			$1,680			$2,991
Class C:
Assuming no redemption		$263			$892			$1,546			$3,298
Assuming complete redemption of shares at the end of the period		$363			$892			$1,546			$3,298
Shares Class:		$190			$598			$1,032			$2,239
Institutional Class:		$165			$524			$907			$1,982
Columbia Emerging Markets Fund (pro forma)
Class A:	$	[752	]	$	[1,204	]	$	[1,680	]	$	[2,991	]
Class C:
Assuming no redemption	$	[263	]	$	[892	]	$	[1,546	]	$	[3,298	]
Assuming complete redemption of shares at the end of the period	$	[363	]	$	[892	]	$	[1,546	]	$	[3,298	]
Class Z:	$	[165	]	$	[524	]	$	[907	]	$	[1,982	]

	1 Year			3 Years			5 Years			10 Years
Energy and Natural Resources Fund
Class A:		$695			$997			$1,320			$2,233
Class C:
Assuming no redemption		$203			$677			$1,178			$2,556
Assuming complete redemption of shares at the end of the period		$303			$677			$1,178			$2,556
Shares Class:		$115			$359			$622			$1,375
Columbia Energy and Natural Resources Fund (pro forma)
Class A:	$	[695	]	$	[997	]	$	[1,320	]	$	[2,233	]
Class C:
Assuming no redemption	$	[203	]	$	[677	]	$	[1,178	]	$	[2,556	]
Assuming complete redemption of shares at the end of the period	$	[303	]	$	[677	]	$	[1,178	]	$	[2,556	]
Class Z:	$	[115	]	$	[359	]	$	[622	]	$	[1,375	]

	1 Year			3 Years			5 Years			10 Years
Large Cap Growth Fund
Class A:		$690			$1,006			$1,344			$2,296
Class C:
Assuming no redemption		$198			$687			$1,203			$2,618
Assuming complete redemption of shares at the end of the period		$298			$687			$1,203			$2,618
Shares Class:		$122			$381			$660			$1,455
Institutional Class:		$97			$305			$530			$1,177
Retirement Class:		$173			$536			$923			$2,009
Columbia Select Growth Fund (pro forma)
Class A:	$	[690	]	$	[1,006	]	$	[1,344	]	$	[2,296	]
Class C:
Assuming no redemption	$	[198	]	$	[687	]	$	[1,203	]	$	[2,618	]
Assuming complete redemption of shares at the end of the period	$	[298	]	$	[687	]	$	[1,203	]	$	[2,618	]
Class Z:	$	[97	]	$	[305	]	$	[530	]	$	[1,177	]
Class R:	$	[	•]	$	[	•]	$	[	•]	$	[	•]

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	1 Year			3 Years			5 Years			10 Years
Pacific/Asia Fund
Shares Class:		$165			$511			$881			$1,922
Columbia Pacific/Asia (pro forma)
Class Z:	$	[165	]	$	[511	]	$	[881	]	$	[1,922	]

	1 Year			3 Years			5 Years			10 Years
Small Cap Fund
Class A:		$695			$1,015			$1,357			$2,319
Class C:
Assuming no redemption		$203			$696			$1,215			$2,641
Assuming complete redemption of shares at the end of the period		$303			$696			$1,215			$2,641
Shares Class:		$124			$387			$670			$1,477
Retirement Class:		$177			$548			$944			$2,052
Columbia Select Small Cap Fund (pro forma)
Class A:	$	[695	]	$	[1,015	]	$	[1,357	]	$	[2,319	]
Class C:
Assuming no redemption	$	[203	]	$	[696	]	$	[1,215	]	$	[2,641	]
Assuming complete redemption of shares at the end of the period	$	[303	]	$	[696	]	$	[1,215	]	$	[2,641	]
Class Z:	$	[124	]	$	[387	]	$	[670	]	$	[1,477	]
Class R:	$	[	•]	$	[	•]	$	[	•]	$	[	•]

	1 Year			3 Years			5 Years			10 Years
Value and Restructuring Fund
Class A:		$685			$971			$1,278			$2,147
Class C:
Assuming no redemption		$192			$650			$1,135			$2,472
Assuming complete redemption of shares at the end of the period		$292			$650			$1,135			$2,472
Shares Class:		$107			$334			$579			$1,283
Institutional Class:		$86			$268			$466			$1,037
Retirement Class:		$158			$490			$845			$1,845
Columbia Value and Restructuring Fund (pro forma)
Class A:	$	[685	]	$	[971	]	$	[1,278	]	$	[2,147	]
Class C:
Assuming no redemption	$	[192	]	$	[650	]	$	[1,135	]	$	[2,472	]
Assuming complete redemption of shares at the end of the period	$	[292	]	$	[650	]	$	[1,135	]	$	[2,472	]
Class Z:	$	[86	]	$	[268	]	$	[466	]	$	[1,037	]
Class R:	$	[	•]	$	[	•]	$	[	•]	$	[	•]

	1 Year			3 Years			5 Years			10 Years
Core Bond Fund
Shares Class:		$95			$344			$612			$1,378
Institutional Class:		$69			$269			$486			$1,109
Retirement Class:		$146			$499			$876			$1,936
Columbia Bond Fund (pro forma)
Class Z:	$	[69	]	$	[269	]	$	[486	]	$	[1,109	]
Class R:	$	[	•]	$	[	•]	$	[	•]	$	[	•]

	1 Year			3 Years			5 Years			10 Years
Intermediate-Term Bond Fund
Shares Class:		$79			$257			$450			$1,009
Columbia Short-Intermediate Bond Fund (pro forma)
Class Z:	$	[79	]	$	[257	]	$	[450	]	$	[1,009	]

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	1 Year			3 Years			5 Years			10 Years
Equity Opportunities Fund
Class A:		$686			$960			$1,255			$2,090
Class C:
Assuming no redemption		$194			$640			$1,111			$2,416
Assuming complete redemption of shares at the end of the period		$294			$640			$1,111			$2,416
Shares Class:		$107			$375			$663			$1,483
Institutional Class:		$82			$296			$529			$1,196
Columbia Select Opportunities Fund (pro forma)
Class A:	$	[686	]	$	[960	]	$	[1,255	]	$	[2,090	]
Class C:
Assuming no redemption	$	[194	]	$	[640	]	$	[1,111	]	$	[2,416	]
Assuming complete redemption of shares at the end of the period	$	[294	]	$	[640	]	$	[1,111	]	$	[2,416	]
Class Z:	$	[82	]	$	[296	]	$	[529	]	$	[1,196	]

	1 Year			3 Years			5 Years			10 Years
Mid Cap Value and Restructuring Fund
Shares Class:		$115			$359			$622			$1,375
Institutional Class:		$90			$281			$488			$1,084
Retirement Class:		$167			$517			$892			$1,944
Columbia Mid Cap Value and Restructuring Fund (pro forma)
Class Z:	$	[90	]	$	[281	]	$	[488	]	$	[1,084	]
Class R	$	[	•]	$	[	•]	$	[	•]	$	[	•]

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the contractual agreements entered into by the Acquiring Funds at their inception will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Funds or Columbia Management.

Hypothetical Investment and Expense Information [Columbia: Please provide for the shell funds.]

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of each Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The investment objectives and principal investment strategies of each Acquiring Fund are identical to the investment objectives and principal investment strategies of the corresponding Acquired Fund. The tables below show the investment objectives and principal investment strategies of each Acquiring Fund.

Columbia Blended Equity Fund

Investment Objective	Columbia Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

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Principal Investment Strategies

Under normal circumstances, Columbia Blended Equity Fund invests at least 80% of net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Blended Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Blended Equity Fund invests in common stocks of U.S. and foreign companies that Columbia Management believes have value that is not currently reflected in their market prices. Columbia Management generally diversifies Columbia Blended Equity Fund’s investments over a variety of industries and types of companies. Columbia Blended Equity Fund may invest in companies of any size.

Columbia Management takes a long-term approach to managing Columbia Blended Equity Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. Columbia Management tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In addition, Columbia Management invests a portion of Columbia Blended Equity Fund’s assets in a quantitatively selected segment of U.S. companies designed to complement Columbia Blended Equity Fund’s core holdings by reducing portfolio volatility, further diversifying Columbia Blended Equity Fund, harvesting tax losses and improving tax efficiency.

Columbia Emerging Markets Fund

Investment objective	Columbia Emerging Markets Fund seeks long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, Columbia Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that Columbia Management expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. Columbia Management generally does not attempt to hedge the effects of currency value fluctuations on Columbia Emerging Markets Fund’s investments on an on-going basis.

Columbia Management selects investments for Columbia Emerging Markets Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that Columbia Management expects to experience sustainable earnings growth or countries that present good investment opportunities. Columbia Management will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. Columbia Management continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While Columbia Emerging Markets Fund generally invests in companies in a variety of countries, industries and sectors, Columbia Management does not attempt to invest a specific percentage of Columbia Emerging Markets Fund’s assets in a given country or industry. Columbia Emerging Markets Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

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Columbia Energy and Natural Resources Fund

Investment objective	Columbia Energy and Natural Resources Fund seeks long-term capital appreciation.

Principal Investment Strategies

Columbia Energy and Natural Resources Fund seeks to achieve its investment objective by investing primarily in companies that are in the energy and other natural resources groups of industries. Columbia Energy and Natural Resources Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins. Under normal circumstances, Columbia Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Energy and Natural Resources Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for Columbia Energy and Natural Resources Fund, Columbia Management takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of Columbia Energy and Natural Resources Fund’s investments, and Columbia Energy and Natural Resources Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, Columbia Energy and Natural Resources Fund retains the flexibility to shift its investments from one natural resource industry to another as Columbia Management believes appropriate. Columbia Energy and Natural Resources Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. Columbia Energy and Natural Resources Fund invests in companies of any size, including small, high growth companies.

Columbia Select Growth Fund

Investment objective	Columbia Select Growth Fund seeks superior, long-term capital appreciation.
Principal Investment Strategies	Columbia Select Growth Fund invests in larger companies whose growth prospects, in the opinion of Columbia Management, appear to exceed that of the overall market. Under normal circumstances, Columbia Select Growth Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the “Index”), as the Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Select Growth Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of [•], 2007, the market capitalization of the companies in the Index ranged from approximately $[•] million to approximately $[•] billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Select Growth Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While Columbia Select Growth Fund will not concentrate more than 25% of its assets in any single industry, Columbia Select Growth Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

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Columbia Management takes a long-term approach to managing Columbia Select Growth Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, Columbia Management applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, Columbia Select Growth Fund also may invest in smaller, high growth companies when Columbia Management expects their earnings to grow at an above-average rate.

Columbia Pacific/Asia Fund

Investment objective	Columbia Pacific/Asia Fund seeks long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, Columbia Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Pacific/Asia Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Pacific/Asia Fund’s investments in both developed and emerging market countries and regions may include small and medium capitalization companies. Columbia Management generally does not attempt to hedge the effects of currency value fluctuations on Columbia Pacific/Asia Fund’s investments on an on-going basis.

Columbia Management selects investments for Columbia Pacific/Asia Fund by applying a bottom-up investment approach designed to identify companies that Columbia Management expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. Columbia Management continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While Columbia Pacific/Asia Fund generally invests in companies in a variety of countries, industries and sectors, Columbia Management does not attempt to invest a specific percentage of Columbia Pacific/Asia Fund’s assets in a given country or industry, nor does it invest particularly for growth or value.

Columbia Select Small Cap Fund

Investment objective	Columbia Select Small Cap Fund seeks long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, Columbia Select Small Cap Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets include borrowings for investment purposes. Columbia Select Small Cap Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000® Index (the “Index”), measured at the time of purchase by Columbia Select Small Cap Fund. As of [•], 2007, the market capitalization of the companies in the Index ranged from approximately $[•] million to approximately $[•] billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Select Small Cap Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. Columbia Select Small Cap Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and Columbia Management believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for Columbia Select Small Cap Fund, Columbia Management applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

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Columbia Value and Restructuring Fund

Investment objective	Columbia Value and Restructuring Fund seeks long-term capital appreciation.
Principal Investment Strategies

Columbia Value and Restructuring Fund seeks to achieve its investment objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Columbia Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of Columbia Management, does not reflect the economic value of the company’s assets, but where Columbia Management believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for Columbia Value and Restructuring Fund, Columbia Management looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. Columbia Management may select companies of any size for Columbia Value and Restructuring Fund and Columbia Value and Restructuring Fund invests in a diversified group of companies across a number of different industries.

Columbia Bond Fund

Investment objective	Columbia Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.
Principal Investment Strategies

Under normal circumstances, Columbia Bond Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Columbia Bond Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. Columbia Bond Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” Columbia Bond Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on Columbia Bond Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. Columbia Management manages Columbia Bond Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, Columbia Management looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

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Columbia Short-Intermediate Bond Fund

Investment objective	Columbia Short-Intermediate Bond Fund seeks as high a level of current interest income as is consistent with relative stability of principal.
Principal Investment Strategies

Under normal circumstances, Columbia Short-Intermediate Bond Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Short-Intermediate Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Short-Intermediate Bond Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. Columbia Short-Intermediate Bond Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 10% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. Columbia Short-Intermediate Bond Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

Columbia Short-Intermediate Bond Fund maintains a dollar-weighted portfolio average life of 3 to 6 years. Columbia Management manages Columbia Short-Intermediate Bond Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, Columbia Management looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve and the difference in yield and valuation among sectors of the fixed-income market place. The fixed income securities held by Columbia Short-Intermediate Bond Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Columbia Select Opportunities Fund

Investment objective	Columbia Select Opportunities Fund seeks total return on its assets through long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, Columbia Select Opportunities Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Select Opportunities Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that Columbia Management believes have value that is not currently reflected in their market prices. Columbia Management generally diversifies Columbia Select Opportunities Fund’s investments over a variety of industries and types of companies. Columbia Select Opportunities Fund may invest in companies of any size.

Columbia Management takes a long-term approach to managing Columbia Select Opportunities Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. Columbia Management will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

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Columbia Mid Cap Value and Restructuring Fund

Investment objective	Columbia Mid Cap Value and Restructuring Fund seeks long-term capital appreciation.
Principal Investment Strategies

Columbia Mid Cap Value and Restructuring Fund seeks to achieve its investment objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Under normal circumstances, Columbia Mid Cap Value and Restructuring Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as the Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Mid Cap Value and Restructuring Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of [•], 2007, the market capitalization of the companies in the Index ranged from approximately $[•] million to approximately $[•] billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Mid Cap Value and Restructuring Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. Columbia Mid Cap Value and Restructuring Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of Columbia Management, does not reflect the economic value of the company’s assets, but where Columbia Management believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for Columbia Mid Cap Value and Restructuring Fund, Columbia Management looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. Columbia Management may invest a portion of Columbia Mid Cap Value and Restructuring Fund’s assets in companies of any size. Columbia Mid Cap Value and Restructuring Fund invests in a diversified group of companies across a number of different industries.

Certain of the Funds’ fundamental investment policies are similar, though the Acquired Funds have a number of fundamental investment policies that are not shared by the Acquiring Funds. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:

Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	Excelsior Blended Equity Excelsior Energy Excelsior Pacific Excelsior Small Cap Excelsior Value Excelsior Core Bond Excelsior Intermediate Bond	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund may lend portfolio securities in accordance with its investment objective and policies.	Excelsior Emerging Markets Excelsior Large Cap

Make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Excelsior Equity Excelsior Mid Cap

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Excelsior Blended Equity Excelsior Core Bond	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

Excelsior Pacific Excelsior Emerging Markets Excelsior Intermediate Bond Excelsior Value Excelsior Small Cap

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Excelsior Large Cap

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Excelsior Energy

Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Excelsior Equity Excelsior Mid Cap

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Excelsior Blended Equity Excelsior Emerging Markets Excelsior Energy Excelsior Pacific Excelsior Small Cap Excelsior Value Excelsior Core Bond	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

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Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Excelsior Large Cap

Act as an underwriter of securities within the meaning of the Securities Act of 1933.	Excelsior Intermediate Bond

Underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Excelsior Equity Excelsior Mid Cap

Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Excelsior Blended Equity Excelsior Emerging Markets Excelsior Energy Excelsior Pacific Excelsior Small Cap Excelsior Value Excelsior Core Bond Excelsior Intermediate Bond	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund’s ownership of such securities.	Excelsior Large Cap

Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities).	Excelsior Equity Excelsior Mid Cap

Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.	Excelsior Blended Equity Excelsior Emerging Markets Excelsior Pacific Excelsior Small Cap Excelsior Value Excelsior Core Bond Excelsior Intermediate Bond	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

Excelsior Large Cap

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As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.	Excelsior Equity

As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Excelsior Mid Cap

Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.	Excelsior Blended Equity Excelsior Emerging Markets Excelsior Energy Excelsior Large Cap Excelsior Pacific Excelsior Small Cap Excelsior Value Excelsior Core Bond Excelsior Intermediate Bond

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Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.	Excelsior Blended Equity Excelsior Energy Excelsior Pacific Excelsior Small Cap Excelsior Value	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrow money (including entering into reverse repurchase agreement and purchasing when-issued securities) or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.	Excelsior Emerging Markets

Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge.	Excelsior Large Cap

Borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets.	Excelsior Equity

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Borrow money, except from banks, or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.	Excelsior Mid Cap

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.	Excelsior Core Bond Excelsior Intermediate Bond

Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	Excelsior Blended Equity Excelsior Core Bond	No similar fundamental investment policy, though each Acquiring Fund is subject to generally applicable legal restrictions on the extent to which it may invest in illiquid securities.

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Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.	Excelsior Blended Equity	Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

Excelsior Emerging Markets Excelsior Pacific

Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies, (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts, (iii) enter into options on commodities and futures contracts, (iv) invest in gold and other precious metal bullion and coins, and (v) enter into forward contracts on foreign currencies and precious metals.	Excelsior Energy

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.	Excelsior Large Cap

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) the Fund may enter into futures contracts and futures options.	Excelsior Small Cap Excelsior Value

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Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.	Excelsior Core Bond

Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	Excelsior Intermediate Bond

Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.	Excelsior Emerging Markets Excelsior Energy Excelsior Large Cap Excelsior Pacific	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	Excelsior Large Cap

Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.	Excelsior Intermediate Bond Excelsior Core Bond

Issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.	Excelsior Equity

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Excelsior Mid Cap

In addition to the fundamental investment policies set forth above, the Acquired Funds set forth below also have the fundamental investment policies set forth below. The Acquiring Funds have no similar fundamental investment policies. As a matter of fundamental investment policy, the Acquired Funds set forth below may not:

•	Purchase securities on margin, make short sales of securities, or maintain a short position. (Excelsior Blended Equity Fund and Excelsior Bond Fund only.)

•

Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options (Excelsior Core Bond Fund only.)

•	Invest in companies for the purpose of exercising management or control. (Excelsior Blended Equity Fund and Excelsior Bond Fund only.)

•

Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act. (Excelsior Blended Equity Fund and Excelsior Bond Fund only.)

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•

Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. (Excelsior Blended Equity Fund and Excelsior Bond Fund only.)

•

Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. (Excelsior Blended Equity Fund and Excelsior Bond Fund only.)

•

Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets. (Excelsior Blended Equity Fund only.)

•	Invest more than 25% of the value of its total assets in domestic bank obligations. (Excelsior Blended Equity Fund only.)

•	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options. (Excelsior Core Bond Fund only.)

•

Purchase foreign securities; provided that subject to the limit described below, the Fund may purchase (a) dollar denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets. (Excelsior Core Bond Fund only.)

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders of each Acquired Fund receive if its Merger occurs?

As illustrated in the table on page [•], if a Merger occurs, shareholders of Class A shares of an Acquired Fund will receive Class A shares of the corresponding Acquiring Fund, shareholders of Class C shares of an Acquired Fund will receive Class C shares of the corresponding Acquiring Fund, shareholders of Shares Class shares and Institutional Shares Class shares of an Acquired Fund will receive Class Z shares of the corresponding Acquiring Fund, and shareholders of Retirement Class shares of an Acquired Fund will receive Class R shares of the corresponding Acquiring Fund. [The Mergers will not result in any changes to shareholder rights regarding, or procedures for, redemption or exchange of shares.] [The Mergers will not result in any changes to Class A, Class C, Retirement Class or Institutional Shares Class shareholder rights regarding, or procedures for, the purchase of shares, [Confirm.] but the rights of Shares Class shareholders regarding the purchase of shares will change. There are no eligibility requirements for purchase of Shares Class shares of an Acquired Fund, but only eligible investors may purchase Class Z shares of an Acquiring Fund.

For more information on each Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Mergers?

Each Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the applicable Acquired Fund are expected to recognize a gain or loss directly as a result of

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a Merger. However, because each Merger will end the tax year of the applicable Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with a Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

[A portion of the portfolio assets of each Acquired Fund may be sold in connection with its Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Funds’ basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.]

The cost basis and holding period of shares in each Acquired Fund is expected to carry over to new shares in the corresponding Acquiring Fund. At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Mergers?

Columbia Management or an affiliate, in the form of an expense reimbursement to the Funds, will bear all of the out-of-pocket expenses associated with the Mergers. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; and (3) the legal fees and expenses incurred by the Funds in connection with the Mergers.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. For each Acquired Fund, all shareholders will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the applicable Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL – MERGER OF EACH ACQUIRED FUND

INTO THE CORRESPONDING ACQUIRING FUND

The Proposal

Shareholders of each Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is included in Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of their Acquired Fund into the corresponding Acquiring Fund.

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Principal Investment Risks

What are the principal investment risks of the Acquiring Funds, and how do they compare with those of the Acquired Funds?

The principal investment risks associated with each Acquiring Fund and with each corresponding Acquired Fund are identical. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

Columbia Blended Equity Fund

Principal Investment Risks

Columbia Blended Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Blended Equity Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Blended Equity Fund.

Because Columbia Blended Equity Fund invests in common stocks, Columbia Blended Equity Fund is also subject to the risk that in the event a company in which Columbia Blended Equity Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Blended Equity Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Blended Equity Fund. Columbia Blended Equity Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Blended Equity Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Blended Equity Fund’s shares is expected to have a high level of volatility.

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Columbia Emerging Markets Fund

Principal Investment Risks

Columbia Emerging Markets Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Emerging Markets Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Emerging Markets Fund.

Because Columbia Emerging Markets Fund invests in common stocks, Columbia Emerging Markets Fund is also subject to the risk that in the event a company in which Columbia Emerging Markets Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Emerging Markets Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Emerging Markets Fund. Columbia Emerging Markets Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of Columbia Emerging Markets Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with Columbia Emerging Markets Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of Columbia Emerging Markets Fund’s shares is expected to have a very high level of volatility.

Columbia Energy and Natural Resources Fund

Principal Investment Risks	Columbia Energy and Natural Resources Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that Columbia Energy and Natural Resources Fund’s investments are concentrated in issuers conducting business in the same industry, Columbia Energy and Natural Resources Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

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Columbia Energy and Natural Resources Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

Columbia Energy and Natural Resources Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Energy and Natural Resources Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Energy and Natural Resources Fund.

Because Columbia Energy and Natural Resources Fund invests in common stocks, Columbia Energy and Natural Resources Fund is also subject to the risk that in the event a company in which Columbia Energy and Natural Resources Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Energy and Natural Resources Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Energy and Natural Resources Fund. Columbia Energy and Natural Resources Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Energy and Natural Resources Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

Columbia Energy and Natural Resources Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, Columbia Energy and Natural Resources Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In pursuit of its principal investment strategy, Columbia Energy and Natural Resources Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to Columbia Energy and Natural Resources Fund, Columbia Energy and Natural Resources Fund’s distributions of taxable income may increase.

The price of Columbia Energy and Natural Resources Fund’s shares is expected to have a high level of volatility.

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Columbia Select Growth Fund

Principal Investment Risks

Columbia Select Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Growth Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Growth Fund.

Because Columbia Select Growth Fund invests in common stocks, Columbia Select Growth Fund is also subject to the risk that in the event a company in which Columbia Select Growth Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Growth Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Growth Fund. Columbia Select Growth Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Select Growth Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Columbia Select Growth Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that Columbia Select Growth Fund purchases will underperform other market sectors or the market as a whole. To the extent that Columbia Select Growth Fund’s investments are concentrated in issuers conducting business in the same sector, Columbia Select Growth Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of Columbia Select Growth Fund’s shares is expected to have a high level of volatility.

Columbia Pacific/Asia Fund

Principal Investment Risks

Columbia Pacific/Asia Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Pacific/Asia Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Pacific/Asia Fund.

Because Columbia Pacific/Asia Fund invests in common stocks, Columbia Pacific/Asia Fund is also subject to the risk that in the event a company in which Columbia Pacific/Asia Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Pacific/Asia Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Pacific/Asia Fund. Columbia Pacific/Asia Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Columbia Pacific/Asia Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, Columbia Pacific/Asia Fund is subject to the risk that political and economic events will affect a larger portion of Columbia Pacific/Asia Fund’s investments than if Columbia Pacific/Asia Fund’s investments were more geographically diversified. Columbia Pacific/Asia Fund’s focus on the Pacific Basin also increases its potential share price volatility.

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The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates, currency devaluations and natural disasters. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with Columbia Pacific/Asia Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Columbia Pacific/Asia Fund also may be subject to risks particular to its investments in medium and small capitalization companies, which may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Pacific/Asia Fund’s shares is expected to have a very high level of volatility.

Columbia Select Small Cap Fund

Principal Investment Risks	Columbia Select Small Cap Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Small Cap Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Small Cap Fund.

Because Columbia Select Small Cap Fund invests in common stocks, Columbia Select Small Cap Fund is also subject to the risk that in the event a company in which Columbia Select Small Cap Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Small Cap Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Small Cap Fund. Columbia Select Small Cap Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

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The small capitalization companies Columbia Select Small Cap Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Select Small Cap Fund’s shares is expected to have a high level of volatility.

Columbia Value and Restructuring Fund

Principal Investment Risks

Columbia Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Value and Restructuring Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. Columbia Value and Restructuring Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in Columbia Value and Restructuring Fund.

Because Columbia Value and Restructuring Fund invests in common stocks, Columbia Value and Restructuring Fund is also subject to the risk that in the event a company in which Columbia Value and Restructuring Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Value and Restructuring Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Value and Restructuring Fund. Columbia Value and Restructuring Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Value and Restructuring Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, Columbia Value and Restructuring Fund may lose the value of its investment in such company.

Columbia Value and Restructuring Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Value and Restructuring Fund’s shares is expected to have a high level of volatility.

Columbia Bond Fund

Principal Investment Risks	The prices of Columbia Bond Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, Columbia Bond Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

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Columbia Bond Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. Columbia Bond Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Columbia Bond Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on Columbia Management’s ability to correctly anticipate market movements. When the direction of the prices of Columbia Bond Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, Columbia Bond Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

Columbia Bond Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, Columbia Bond Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to Columbia Bond Fund, Columbia Bond Fund’s distributions of taxable income may increase.

The price of Columbia Bond Fund’s shares is expected to have a medium level of volatility.

Columbia Short-Intermediate Bond Fund

Principal Investment Risks

The prices of Columbia Short-Intermediate Bond Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, Columbia Short-Intermediate Bond Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

Columbia Short-Intermediate Bond Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. Columbia Short-Intermediate Bond Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

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Columbia Short-Intermediate Bond Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on Columbia Management’s ability to correctly anticipate market movements. When the direction of the prices of Columbia Short-Intermediate Bond Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, Columbia Short-Intermediate Bond Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

Columbia Short-Intermediate Bond Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of Columbia Short-Intermediate Bond Fund’s shares is expected to have a medium level of volatility.

Columbia Select Opportunities Fund

Principal Investment Risks

Columbia Select Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Opportunities Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Opportunities Fund.

Because Columbia Select Opportunities Fund invests in common stocks, Columbia Select Opportunities Fund is also subject to the risk that in the event a company in which Columbia Select Opportunities Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Opportunities Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Opportunities Fund. Columbia Select Opportunities Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Select Opportunities Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Select Opportunities Fund’s shares is expected to have a high level of volatility.

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Columbia Mid Cap Value and Restructuring Fund

Principal Investment Risks

Columbia Mid Cap Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Mid Cap Value and Restructuring Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in Columbia Mid Cap Value and Restructuring Fund.

Because Columbia Mid Cap Value and Restructuring Fund invests in common stocks, Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that in the event a company in which Columbia Mid Cap Value and Restructuring Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Mid Cap Value and Restructuring Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Mid Cap Value and Restructuring Fund. Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Mid Cap Value and Restructuring Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, Columbia Mid Cap Value and Restructuring Fund may lose the value of its investment in such company.

The medium and small capitalization companies Columbia Mid Cap Value and Restructuring Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Columbia Mid Cap Value and Restructuring Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of Columbia Mid Cap Value and Restructuring Fund’s shares is expected to have a high level of volatility.

Information about the Mergers

Shares that Shareholders Will Receive

If a Merger occurs, Class A shareholders of an Acquired Fund will receive Class A shares of the corresponding Acquiring Fund, Class C shareholders of an Acquired Fund will receive Class C shares of the corresponding Acquiring Fund, Shares Class shareholders and Institutional Shares Class shareholders of an Acquired Fund will receive Class Z shares of the corresponding Acquiring Fund, and Retirement Class shareholders of an Acquired Fund will receive Class R shares of the corresponding Acquiring Fund. As compared to the shares of the Acquired Funds currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the applicable Merger.

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•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Funds, but as shareholders of the Acquiring Funds. Please see Appendix E to the Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of each Acquiring Fund and shareholders of each Acquired Fund.

•

No Merger will result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. No Merger will result in any changes to Class A, Class C, Retirement Class or Institutional Shares Class shareholder rights regarding, or procedures for, the purchase of shares, but the rights of Shares Class shareholders regarding the purchase of shares will change. There are no purchase restrictions on Shares Class shares of an Acquired Fund, but only eligible investors can invest in Class Z shares of an Acquiring Fund.

•	[The account options a shareholder has selected for handling distributions from the shareholder’s Acquired Fund will not change as a result of the Merger.]

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’/Trustees’ Considerations

The Board of Directors, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of any Acquired Fund, and the Board of Trustees, including a majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act) of any Acquired Fund, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, each determined on behalf of the Acquired Funds that they oversee that the Mergers would be in the best interests of such Acquired Funds’ shareholders and that the interests of existing shareholders of such Acquired Funds would not be diluted as a result of the Mergers. The Boards have each unanimously approved the Agreement and Plan of Reorganization and the Mergers, and recommended that Acquired Fund shareholders vote in favor of the Merger applicable to their Acquired Fund by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Mergers to the Boards at a meeting held on September 27-28, 2007. At the meeting, the Boards (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Mergers as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Mergers;

3.	the current asset level of each Acquired Fund;

4.	the historical performance of each Acquired Fund (see “Performance Information” below), although no assurances can be given that any Acquiring Fund will achieve any particular level of performance after a Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of each class of shares of each Acquired Fund are expected to experience [the same or lower] total operating expense ratios as holders of the corresponding class of shares of the corresponding Acquiring Fund for at least one year after its Merger;

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7.	the anticipated tax-free nature of the exchange of shares in each Merger, and other expected U.S. federal income tax consequences of each Merger, including potential limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see “Federal Income Tax Consequences” below);

8.	the potential benefits of the Mergers to Columbia Management and its affiliates;

9.	various aspects of each Merger and the Agreement and Plan of Reorganization;

10.	[the fact that shareholders of each Acquired Fund will experience no change in shareholder services as a result of a Merger; and]

11.	that the costs associated with each Merger will be borne by Columbia Management.

The Boards also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Boards also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. The Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company) and independent registered public accounting firm (PricewaterhouseCoopers LLC).

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of each Acquired Fund. The bar charts should give a shareholder a general idea of how each Acquired Fund’s returns have varied from year to year. The bar charts include the effect of fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangement may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. Each Acquiring Fund has been newly formed for the purpose of effecting the transactions contemplated by the Agreement and Plan of Reorganization and in order to carry on the business of the corresponding Acquired Fund following its Merger, and will not commence investment operations until its Merger closes. Therefore, no performance information is provided for any Acquiring Fund. Each Acquiring Fund has investment objectives and principal investment strategies identical to the investment objectives and principal investment strategies of the corresponding Acquired Fund; however, no assurance can be given that any Acquiring Fund will achieve any particular level of performance after its Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Blended Equity Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
28.70%	22.80%	(8.13)%	(16.10)%	(20.58)%	26.55%	10.08%	3.66%	16.94%	[•]

For period shown in bar chart:

Best quarter: [4th quarter 1998, 22.44%]

Worst quarter: [3rd quarter 2001, (15.44%)]

Emerging Markets Fund

1999	2000	2001	2002	2003	2004	2005	2006	2007
67.35%	(31.50)%	(1.80)%	(5.38)%	63.90%	30.02%	29.09%	33.79%	[•]

For period shown in bar chart:

Best quarter: [4th quarter 1999, 59.10%]

Worst quarter: [3rd quarter 2001, (24.79%)]

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Energy and Natural Resources Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
(15.87)%	27.30%	42.56%	(13.70)%	(10.14)%	32.81%	34.27%	45.69%	11.34%	[	•]

For period shown in bar chart:

Best quarter: [3rd quarter 2005, 25.99%]

Worst quarter: [3rd quarter 2002, (18.86%)]

Large Cap Growth Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
67.04%	47.47%	(19.73)%	(31.91)%	(37.34)%	23.54%	14.73%	12.25%	7.87%	[	•]

For period shown in bar chart:

Best quarter: [4th quarter 1998, 39.37%]

Worst quarter: [1st quarter 2001, (28.35%)]

Pacific/Asia Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
(1.76)%	102.13%	(40.13)%	(14.70)%	(8.19)%	42.12%	13.51%	24.12%	10.32%	[	•]

For period shown in bar chart:

Best quarter: [4th quarter 1999, 40.02%]

Worst quarter: [•]

Small Cap Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
(12.38)%	29.71%	(0.92)%	1.95%	(19.38)%	48.71%	22.66%	2.69%	16.35%	[	•]

For period shown in bar chart:

Best quarter: [2nd quarter 2003, 29.04%]

Worst quarter: [3rd quarter 1998, (24.77%)]

Value and Restructuring Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
10.32%	41.97%	7.21%	(4.96)%	(23.32)%	47.78%	19.36%	9.96%	14.88%	[	•]

For period shown in bar chart:

Best quarter: [4th quarter 1999, 28.03%]

Worst quarter: [3rd quarter 1998, (20.46%)]

Core Bond Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
8.59%	(2.55)%	12.47%	7.07%	9.42%	4.63%	4.71%	2.30%	4.02%	[	•]

For period shown in bar chart:

Best quarter: [4th quarter 2000, 5.07%]

Worst quarter: [2nd quarter 2004, (2.26%)]

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Intermediate-Term Bond Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
8.46%	(1.55)%	10.66%	8.83%	7.94%	4.83%	3.35%	1.85%	3.77%	[	•]

For period shown in bar chart:

Best quarter: [3rd quarter 1998, 4.69%]

Worst quarter: [2nd quarter 2004, (2.10%)]

Equity Opportunities Fund

2005	2006	2007
6.81%	19.41%	[	•]

For period shown in bar chart:

Best quarter: [1st quarter 2006, 9.86%]

Worst quarter: [2nd quarter 2006, (1.71%)]

Mid Cap Value and Restructuring Fund

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
20.11%	34.44%	4.22%	8.43%	(15.75)%	44.64%	15.18%	4.64%	19.45%	[	•]

For period shown in bar chart:

Best quarter: [4th quarter 1999, 26.76%]

Worst quarter: [3rd quarter 2002, (20.67%)]

The following tables list the average annual total return for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2007 for Shares Class shares, Institutional Class shares and Retirement Class shares of each Acquired Fund. After-tax returns are shown only for Shares Class shares; after tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in each Acquired Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Blended Equity Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Year		10 Years
Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%

(1)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

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Emerging Markets Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years/ Since Inception
Shares Class(1)
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	—	(3)
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)(4)	[	•]%	[	•]%	[	•]%
Institutional Class Return Before Taxes	[	•]%	—		[	•]%(5)
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	—		[	•]%(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

(2)	The MSCI Emerging Markets Index is a widely accepted unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.

(3)	Because the inception date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.

(4)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

(5)	Since March 31, 2005.

Energy and Natural Resources Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Year		10 Years
Shares Class(1)
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Large Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Year		10 Years/ Since Inception
Shares Class(1)
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%
Institutional Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)(2)
Retirement Class
Return Before Taxes	[	•]%	––		[	•]%(4)
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	––		[	•]%(3)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

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(2)

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

(3)	Since November 9, 2006.

(4)	Since December 31, 2004.

Pacific/Asia Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years
Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
MSCI AC Pacific Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	—	(2)
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	[	•]%	[	•]%

(1)	The MSCI AC (All Country) Pacific Index is a widely accepted unmanaged index composed of 12 developed and emerging market countries. The Index is free-float adjusted and is designed to capture equity market performance in the Pacific region.

(2)	Because the inception date of the MSCI AC (All Country) Pacific Index is December 31, 1998, no performance information is available for this time period.

(3)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

Small Cap Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years/ Since Inception
Shares Class(1)
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%
Retirement Class
Return Before Taxes	[	•]%	––		[	•]%(3)
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	––		[	•]%(3)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

(2)

Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

(3)	Since December 31, 2004.

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Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years/ Since Inception
Shares Class(1)
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	[	•]%	[	•]%
Institutional Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%(4)
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%(4)
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	[	•]%	[	•]%(4)
Retirement Class
Return Before Taxes	[	•]%	––		[	•]%(5)
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	––		[	•]%(5)
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	––		[	•]%(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(3)

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

(4)	Since September 30, 2002.

(5)	Since December 31, 2004.

Core Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Year		10 Years/ Since Inception
Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%
Institutional Shares Class
Return Before Taxes	[	•]%	––		[	•]%(2)
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	––		[	•]%(2)
Retirement Class
Return Before Taxes	[	•]%	––		[	•]%(3)
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	––		[	•]%(3)

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2)	Since November 30, 2005.

(3)	Since December 31, 2004.

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Intermediate-Term Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Year		10 Years
Shares Class
Return Before Taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%

(1)	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

Equity Opportunities Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		Since Inception
Shares Class(1)
Return Before taxes	[	•]%	[	•]%(2)
Return After Taxes on Distributions	[	•]%	[	•]%(2)
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%(2)
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	[	•]%(2)
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)(4)	[	•]%	[	•]%(2)
Institutional Shares Class
Return Before Taxes	[	•]%	[	•]%(5)
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)(3)	[	•]%	[	•]%(5)
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)(4)	[	•]%	[	•]%(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.

(2)	Since March 31, 2004.

(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(4)	The Russell 1000® Index is a widely accepted unmanaged index of U.S. stock market performance.

(5)	Since January 31, 2005.

Mid Cap Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year		5 Years		10 Years
Shares Class
Return Before taxes	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions	[	•]%	[	•]%	[	•]%
Return After Taxes on Distributions and Sale of Fund Shares	[	•]%	[	•]%	[	•]%
Institutional Shares Class
Return Before taxes	[	•]%	[	•]%	[	•]%
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%
Retirement Class
Return Before taxes	[	•]%	[	•]%	[	•]%(3)
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(1)	[	•]%	[	•]%	[	•]%(3)
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)(2)	[	•]%	[	•]%	[	•]%(3)

(1)	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

48

(2)	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap Index companies with lower price-to-book ratios and lower forecasted growth values.

(3)	Since December 31, 2004.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the applicable Acquired Fund and if all other conditions are satisfied, each Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for the form of Agreement and Plan of Reorganization.

•

Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the corresponding Acquiring Fund in exchange for shares of the corresponding class of the corresponding Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of each Acquired Fund will be valued for purposes of its Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of such Merger (currently scheduled to occur late in the first quarter of 2008).

•

The shares of each Acquiring Fund received by the corresponding Acquired Fund will be distributed to the shareholders of the corresponding Acquired Fund pro rata in accordance with their percentage ownership of the applicable class of shares of the corresponding Acquired Fund in complete liquidation of the corresponding Acquired Fund.

•	After each Merger, the applicable Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

Each Merger requires approval by the applicable Acquired Funds’ shareholders and satisfaction of a number of other conditions; each Merger may be terminated at any time with the approval of the Board of Directors or the Board of Trustees, as applicable, and the board of trustees of the Columbia Trust.

Shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, each Merger will end the tax year of the applicable Acquired Fund, likely accelerating taxable distributions from the applicable Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of a Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

Each Merger is intended to be a tax-free reorganization for federal income tax purposes. For each Merger, Ropes & Gray LLP will deliver to the applicable Acquiring Fund and to the corresponding Acquired Fund an opinion, and the closing of each Merger will be conditioned on receipt by the applicable Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to charge (including charges with retroactive effect) generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

49

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers [(and of capital loss carryovers of the Acquiring Fund)] may be subject to limitation under Section 383 of the Code.

Each opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

Each opinion will be based on certain factual certifications made by officers of the applicable Acquired Fund, the corresponding Acquiring Fund, the applicable Acquired Company and the Columbia Trust and will also be based on customary assumptions. No opinion is a guarantee that the tax consequences of a Merger will be as described above. Each opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with any opinion.

Prior to the closing of each Merger, the applicable Acquired Fund will, and the corresponding Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, [including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any], through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders.

An Acquiring Fund’s ability to use the pre-Merger losses of the corresponding Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of its Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, an Acquired Fund’s shareholders could receive taxable distributions earlier than they would had such Acquired Fund’s Merger not occurred.

This description of the federal income tax consequences of each Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of their Acquired Fund’s Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

EACH BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

50

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization by each Acquired Fund will require the affirmative vote of the holders of the lesser of (1) 67% or more of such Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Acquired Fund. A vote of the shareholders of the corresponding Acquiring Fund is not needed to approve a Merger.

III. GENERAL

Voting Information

The Board of Directors or the Board of Trustees, as applicable, is soliciting proxies from the shareholders of the Acquired Funds in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 4, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•], which will be paid by Columbia Management.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on any matter on which it is entitled to vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to Blended Equity Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Pacific/Asia Fund, Small Cap Fund, Value and Restructuring Fund, Core Bond Fund and Intermediate-Term Bond Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote present in person or represented by proxy, constitutes a quorm for the transaction of business by the shareholders of the Acquired Fund. Presence in person or by proxy of

51

shareholders entitled to cast at least 33 1/3% of all the votes entitled to be cast at the Meeting constitutes a quorum at the Meeting for each of Equity Opportunities Fund and Mid Cap Value and Restructuring Fund. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares outstanding as of [•], 2008 for each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund, and contains information about the executive officers and directors or trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if an Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned with respect to such Acquired Fund one or more times to permit further solicitation of proxies. For each Acquired Fund, any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. Except with respect to an adjournment due to a lack of quorum, the persons named as proxies will vote in favor of any adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the applicable Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

52

Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 200  , is by and among each of the trust and corporation identified in Schedule A hereto as an Acquired Company (each an “Acquired Company”), on behalf of each series thereof identified in Schedule A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Schedule A hereto as an Acquiring Fund (each an “Acquiring Fund”); and Columbia Management Advisors, LLC (the “Adviser”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each such Acquiring Fund will acquire, all the assets of such Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of such class equal to the number of shares of such class of the corresponding Acquired Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of such Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Company’s current and former trustees/directors and officers, acting in their capacities as such, under the Acquired Company’s organizational documents as in effect as of the date of this

A-1

Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, on the Closing Date, or as soon thereafter as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received from the corresponding Acquiring Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of such Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The corresponding Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of such Acquired Fund, if any, on the Valuation Date, such Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares, or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	If applicable, as soon as practicable after the Closing Date, each Acquired Company shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, deregistration (if applicable) and termination.

2.	VALUATION.

2.1.	The value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) for determining net asset value, and shall be certified by such Acquired Fund.

2.2.	[Reserved].

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. at the Adviser’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”) for examination no later than the fifth business day preceding the Valuation Date. On the Closing Date, such portfolio securities and all such Acquired Fund’s cash shall be delivered by such Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be

A-2

duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for corresponding Acquiring Fund.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or of the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either an Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of such Acquired Fund’s shareholders and the number of outstanding shares of each class of such Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of such Acquired Fund. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1(c) have been credited to such Acquired Fund’s account on the books of the corresponding Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Fund is either (i) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Delaware or (ii) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Maryland, as applicable;

(b)	The applicable Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

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(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the date of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for

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any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the applicable Acquired Company and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees/directors of the Acquired Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s

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investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	[Reserved]; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Trust, which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	Reserved;

(h)	Reserved;

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(i)	As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund was established by the trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(k)	The Acquiring Fund has no shares of beneficial interest issued and outstanding;

(l)	Reserved;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and each corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	The corresponding Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

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5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and to act upon this Agreement and to take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a prospectus/proxy statement (the “Prospectus/Proxy Statement”) for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	The corresponding Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the corresponding Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	The corresponding Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

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(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund, enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, the Adviser, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the Acquired Company.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The applicable Acquired Company (i) is either (A) duly organized and validly existing under the laws of the State of Maryland or (B) duly organized and validly existing under the laws of the State of Delaware and (ii) has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust/Articles of Incorporation and Bylaws of the Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its respective obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

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(g)	The applicable Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Reserved

7.4.	The Custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by the Custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND THE CORRESPONDING ACQUIRED FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

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(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding periods of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of directors/trustees of each of the Acquired Company and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Adviser.

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10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and the corresponding Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and the corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and the corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

A-13

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquiring Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

A-14

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
Each on behalf of each of its Acquired Funds

Attested by:

By:
Name:	Name:
Title:	Title:

COLUMBIA FUNDS SERIES TRUST I

On behalf of each of its Acquiring Funds

Attested by:

By:
Name:	Name:
Title:	Title:

Solely for purposes of Paragraph 6.3 and 9.2 of the Agreement:

COLUMBIA MANAGEMENT ADVISORS, LLC
Attested by:

By:
Name:	Name:
Title:	Title:

A-15

Schedule A

Acquired Funds and Acquiring Funds

Acquired Companies/Acquired Funds	Acquiring Trust/Acquiring Funds
EXCELSIOR FUNDS, INC.	COLUMBIA FUNDS SERIES TRUST I
Blended Equity Fund	Columbia Blended Equity Fund
Shares Class	Class Z
Emerging Markets Fund	Columbia Emerging Markets Fund
Shares Class	Class Z
Institutional Class	Class Z
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Shares Class	Class Z
Large Cap Growth Fund	Columbia Select Growth Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Shares Class	Class Z
Small Cap Fund	Columbia Select Small Cap Fund
Shares Class	Class Z
Retirement Shares Class	Class R
Value and Restructuring Fund	Columbia Value and Restructuring Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Core Bond Fund	Columbia Bond Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Shares Class	Class Z

EXCELSIOR FUNDS TRUST	COLUMBIA FUNDS SERIES TRUST I
Equity Opportunities Fund	Columbia Select Opportunities
Shares Class	Class Z
Institutional Class	Class Z
Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund
Shares Class	Class Z
Institutional Class	Class Z
Retirement Shares Class	Class R

A-16

Appendix B –– Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

For each class of shares of each Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Excelsior Blended Equity Fund	Shares Class	[•]
Excelsior Emerging Markets Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
	Institutional Class	[•]
Excelsior Energy and Natural Resources Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
Excelsior Large Cap Growth Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
	Institutional Class	[•]
	Retirement Class	[•]
Excelsior Pacific/Asia Fund	Shares Class	[•]
Excelsior Small Cap Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
	Retirement Class	[•]
Excelsior Value and Restructuring Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
	Institutional Class	[•]
	Retirement Class	[•]
Excelsior Core Bond Fund	Shares Class	[•]
	Institutional Class	[•]
	Retirement Class	[•]
Excelsior Intermediate-Term Bond Fund	Shares Class	[•]
Excelsior Equity Opportunities Fund	Class A	[•]
	Class C	[•]
	Shares Class	[•]
	Institutional Class	[•]
Excelsior Mid Cap Value and Restructuring Fund	Shares Class	[•]
	Institutional Class	[•]
	Retirement Class	[•]

Ownership of Shares

As of December 21, 2007, the directors and officers of the Excelsior Corporation, as a group, owned beneficially less than one percent of each class of the then outstanding shares of each of Blended Equity Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Pacific/Asia Fund, Small Cap Fund, Value and Restructuring Fund, Core Bond Fund and Intermediate-Term Bond Fund. As of December 21, 2007, the trustees and officers of the Excelsior Trust, as a group, owned beneficially less than one percent of each class of the then outstanding shares of each of Equity Opportunities Fund and Mid Cap Value and Restructuring Fund.

B-1

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Blended Equity Fund Shares Class	[•]	[•]	[•]%
Emerging Markets Fund Class A Class C Shares Class Institutional Shares Class	[•] [•] [•] [•]	[•] [•] [•] [•]	[•]% [•]% [•]% [•]%
Energy and Natural Resources Fund Class A Class C Shares Class	[•] [•] [•]	[•] [•] [•]	[•]% [•]% [•]%
Large Cap Growth Fund Class A Class C Shares Class Institutional Shares Class Retirement Class	[•] [•] [•] [•] [•]	[•] [•] [•] [•] [•]	[•]% [•]% [•]% [•]% [•]%
Pacific/Asia Fund Shares Class	[•]	[•]	[•]%
Small Cap Fund Class A Class C Shares Class Retirement Class	[•] [•] [•] [•]	[•] [•] [•] [•]	[•]% [•]% [•]% [•]%
Value and Restructuring Fund Class A Class C Shares Class Institutional Shares Class Retirement Class	[•] [•] [•] [•] [•]	[•] [•] [•] [•] [•]	[•]% [•]% [•]% [•]% [•]%
Core Bond Fund Shares Class Institutional Shares Class Retirement Class	[•] [•] [•]	[•] [•] [•]	[•]% [•]% [•]%
Intermediate-Term Bond Fund Shares Class	[•]	[•]	[•]%
Equity Opportunities Fund Class A Class C Shares Class Institutional Shares Class	[•] [•] [•] [•]	[•] [•] [•] [•]	[•]% [•]% [•]% [•]%

B-2

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Mid Cap Value and Restructuring Fund Shares Class Institutional Shares Class Retirement Class	[•] [•] [•]	[•] [•] [•]	[•]% [•]% [•]%

B-3

Appendix C –– Capitalization

The following tables show, on an unaudited basis, the capitalization of each Acquired Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of such Acquired Fund by the corresponding Acquiring Fund at net asset value as of that date:

Appendix D –– Information Applicable to the Acquiring Funds

Below is information regarding the Acquiring Funds. All references to a Fund or the Funds in this Appendix D refer to an Acquiring Fund or the Acquiring Funds, respectively.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in each Fund.

Changing a Fund’s Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus/proxy statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

Each Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. Each Fund may choose not to invest in certain securities described in this prospectus/proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

Each Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from a Fund for services provided directly.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund discloses its portfolio holdings on the Columbia Funds website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Each Fund’s complete portfolio holdings as of a [fiscal quarter]-end are disclosed approximately [60] calendar days after such [quarter]-end and each Fund’s largest 15 holdings as a percentage of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to each Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees, Columbia Management manages the day-to-day operations of each Fund, determining what securities and other investments each Fund should buy or sell and executing each Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing each Fund’s investments.

Each Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of a Fund and is paid monthly. Each Fund is newly formed and will commence investment operations upon consummation of its Merger. For each Fund’s current fiscal year, it is anticipated that aggregate advisory fees paid to Columbia Management by the Fund will amount to the following amounts, expressed as a percentage of average daily net assets of the Fund.

Fund	Advisory Fee	Fund	Advisory Fee
Columbia Blended Equity Fund	0.64%	Columbia Select Growth Fund	0.74%
Columbia Bond Fund	0.39%	Columbia Mid Cap Value and Restructuring Fund	0.65%
Columbia Emerging Markets Fund	1.19%	Columbia Pacific/Asia Fund	1.00%
Columbia Energy and Natural Resources Fund	0.60%	Columbia Select Small Cap Fund	0.75%
Columbia Select Opportunities Fund	0.56%	Columbia Value and Restructuring Fund	0.60%
Columbia Short-Intermediate Bond Fund	0.30%

A discussion regarding the basis for the board of trustees’ approval of each Fund’s investment advisory agreement with Columbia Management will be available in the Fund’s first annual report or semiannual to shareholders following the Merger.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for a Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating a Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that a Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit a Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or a Fund would inform Fund shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment subadvisor for any Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown in the tables below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the applicable Fund.

Columbia Blended Equity Fund

Nischal Pai

Associated with Columbia Management or its predecessors since 2000.

Richard Bayles

Associated with Columbia Management or its predecessors since 1990.

Columbia Bond Fund

Alexander D. Powers

Associated with Columbia Management or its predecessors since 1996.

Michael Zazzarino

Associated with Columbia Management or its predecessors since 2005.

Columbia Emerging Markets Fund

Fred Copper

Associated with Columbia Management or its predecessors since 2005.

Jasmine (Weili) Huang

Associated with Columbia Management or its predecessors since 2003.

Columbia Energy and Natural Resources Fund

Michael E. Hoover

Associated with Columbia Management or its predecessors since 1989.

Columbia Select Opportunities Fund

Richard Bayles

Associated with Columbia Management or its predecessors since 1990.

Fatima Dickey

Associated with Columbia Management or its predecessors since 2001.

Columbia Short-Intermediate Bond Fund

Frank A. Salem

Associated with Columbia Management or its predecessors since 1998.

Alexander D. Powers

Associated with Columbia Management or its predecessors since 1996.

Columbia Select Growth Fund

Thomas M. Galvin

Associated with Columbia Management or its predecessors since 2003.

Columbia Mid Cap Value and Restructuring Fund

Timothy Evnin

Associated with Columbia Management or its predecessors since 1987.

John McDermott

Associated with Columbia Management or its predecessors since 1996.

Columbia Pacific/Asia Fund

Fred Copper

Associated with Columbia Management or its predecessors since 2005.

Jasmine (Weili) Huang

Associated with Columbia Management or its predecessors since 2003.

Daisuke Nomoto

Associated with Columbia Management or its predecessors since 2005.

Columbia Select Small Cap Fund

Douglas H. Pyle

Associated with Columbia Management or its predecessors since 1999.

Jennifer Byrne

Associated with Columbia Management or its predecessors since 1999.

Columbia Value and Restructuring Fund

David J. Williams

Associated with Columbia Management or its predecessors since 1987.

Timothy Evnin

Associated with Columbia Management or its predecessors since 1987.

John McDermott

Associated with Columbia Management or its predecessors since 1996.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of each Fund, including the general supervision of each Fund’s operations, coordination of each Fund’s service providers and the provision of office facilities and related clerical and administrative services. [Columbia Management does not currently receive any fees for the administrative services it provides to any Fund.] [Columbia: Please confirm whether it is intended that a separate administrative fee be charged to any shell fund.]

The Distributor

Shares of each Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Each Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on each Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates –– Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to each Fund for which they are compensated. Bank of America and its affiliates also may provide other services to each Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to each Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by a Fund.

Conflicts of interest and limitations that could affect a Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of a Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among a Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of a Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which a Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and a Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [[ICON]]. Investors in each Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the

Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

The Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of Class A, Class C, Class R and Class Z shares. Contact your financial advisor or Columbia Funds for more information about a Fund’s share classes and how to choose among them.

	Class A Shares	Class C Shares	Class R Shares	Class Z Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	There is no minimum initial investment, but Class R Shares are available only through eligible retirement plans and health savings accounts.	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.	Up to $1,000,000	None.	None.

Conversion Features	None.	None.	None.	None.

Front-End sales Charges	4.75% maximum, declining to 0.00% on investments of $1 million or more.	None.	None.	None.

Contingent Deferred Sales Charges (CDSCs)(b)	None, except a 1.00% CDSC applies to certain investments of between $1 million and $50 million sold within one year of purchase.	1.00% on investments sold within one year of purchase.	None.	None.

Distribution and Service Fees	0.25% service fee	0.75% distribution fee	0.50% distribution fee	None.

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

(b)	See Choosing a Share Class – Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Class A Shares – Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

FUNDamentals™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, a Fund will add the amount of your investment to the value of your account and base the sales charge on the aggregate amount. This approach is designed to assure that you pay the lowest applicable sales charge possible. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class A Shares – Front-End Sales Charge – Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	1.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all Columbia Funds for purposes of this table.

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	1.00% on purchases from $1 million up to $3 million, 0.50% on purchases of $3 million up to $50 million and 0.25% on amounts of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

(d)	For certain group retirement plans, selling and/or servicing agents are eligible to receive a 1.00% commission from the Distributor on all purchases up to $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

Class A Shares – CDSC and Commissions

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated $1 million to $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class A shares, a Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. The CDSC on Class A shares does not apply to retirement plans buying through a fee-based program.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 5.75% of the offering price per share when you buy Class A shares. The Distributor funds the commission through the applicable sales charge. The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares – Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Class C Shares – Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions, and

•	generally declines each year until there is no sales charge for selling shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, a Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest.

Class C Shares – CDSC and Commissions

You’ll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares. The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class R Shares – Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a CDSC when you sell your Class R shares. Class R shares are only available for purchase through certain eligible retirement plans and health savings accounts. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more information about investing in Class R shares of a Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares, according to the following schedule:

Class R Shares – Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 - $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under a Fund’s distribution plan. See Choosing a Share Class – Distribution and Service Fees for details.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation, you may combine the value of eligible accounts (regardless of class) maintained by you and your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts, a Fund will use the current public offering price per share.

Second, by making a statement of intent to purchase additional shares, you may pay a lower sales charge on all purchases of Class A shares made within 13 months of the date of your statement of intent. Your statement of intent must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. If you do not complete the purchases described in your statement of intent within 13 months, you will be charged the applicable sales charge on the amount you have invested to that date. To calculate the total value of the purchases you’ve made under a statement of intent, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account.

To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. It is the responsibility of you and your financial advisor to ensure that you receive discounts for which you are eligible; the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by your “immediate family,” which includes your spouse (or legal equivalent under state law), parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law. Remember that in order to obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The types of accounts that are eligible for the account value aggregation purposes described above are:

•	individual accounts,

•	joint accounts,

•	certain IRA accounts,

•	certain health savings accounts,

•	certain trust accounts, and

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfer to Minors Act (UTMA) accounts.

Eligible accounts include those registered in the name of the broker/dealer or other financial intermediary through which you own shares of the Columbia Funds. Eligible accounts do not include Class R or Class Z share accounts or accounts holding institutional share classes of the Columbia Money Market Funds (Capital Class shares, Liquidity Class shares, Adviser Class shares, Investor Class shares, Trust Class shares, Institutional Class shares and Marsico shares).

Front-End Sales Charge Waivers

Certain investors may buy Class A shares of a Fund at net asset value, which excludes any front-end sales charge that would otherwise apply. These investors include affiliates of the Funds, broker/dealers, investors in wrap fee programs, investors through fee-based advisors, certain retirement plans, certain health savings accounts, certain shareholders of funds that were reorganized into Columbia Funds, investors using the proceeds of sales of Fund shares or of certain Bank of America trust or similar accounts as well as insurance company separate accounts purchasing for the benefit of group retirement plans. Restrictions may apply to certain accounts and certain transactions.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of a Fund. This could happen because of the way in which you originally invested in a Fund, because of your relationship with the Columbia Funds or for other reasons.

Generally, a CDSC that would otherwise be applied may be waived for certain sales, including sales made under the Systematic Withdrawal Plan or in connection with the death or post-purchase disability of a shareholder; certain medical expenses; charitable gifts; involuntary sales; and agreements by selling and/or servicing agents to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions.

A Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, consult the SAI.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from each Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of each Fund and providing services to investors. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

Distribution and Service Fees

	Distribution Fee	Service Fee	Combined Total
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

Each Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. A Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in a Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of a Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of a Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

Each Fund is authorized to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by a Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or a Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus/ proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. Each Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™ NAV Calculation: Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

The value of each Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in each Fund. Each Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, a Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, a Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. Each Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. Each Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that a Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Class R Shares

Remember that Class R shares are only available for purchase, sale or exchange through eligible retirement plans and health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates. Your retirement plan or health savings account administrator or selling and/or servicing agent is responsible for sending your orders to the Transfer Agent or your selling and/or servicing agent, ensuring that we receive your money on time, ensuring that you receive any sale proceeds on time, and recording and reporting your beneficial ownership of shares of a Fund. Contact your retirement plan or health savings account administrator for details.

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires each Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, a Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by a Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Funds are intended for investors with long-term investment purposes and are not intended as vehicles for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Funds discourage and do not accommodate excessive trading.

Each Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, a Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by a Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, a Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in a Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. Each Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – Each Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, each Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact a Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite a Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to a Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on a Fund’s performance;

•	potential dilution of the value of a Fund’s shares;

•

interference with the efficient management of a Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to a Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before a Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. Each Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of a Fund’s shares held by other shareholders.

Similarly, to the extent that a Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A and Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A or Class C shares.

Eligible Investors: Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact Columbia Funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Minimum Initial Investments

The is no minimum initial investment for Class R shares.

Minimum Additional Investments:

There is no minimum additional investment for Class R shares.

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by a Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by a Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by a Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class A, Class C or Class Z shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C or Class Z shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A shares at the public offering price per share because purchases of Class A shares are generally subject to a front-end sales charge.

•	You generally buy Class C and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

Each Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. A Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of a Fund. The Funds don’t issue certificates.

SELLING SHARES

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Remember that Class R Shares can only be sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of Class R shares, contact your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class C or Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class A, Class C or Class Z shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class C or Class Z account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in a Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

Each Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event a Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A, Class C, or Class Z shares of a Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Columbia Fund and ends when you sell the shares of the Columbia Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Columbia Fund.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	A Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/ or servicing agents to learn more about the details of this process.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. Each Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Columbia Blended Equity Fund		Columbia Select Growth Fund
Declarations	Quarterly	Declarations	Quarterly
Distributions	Quarterly	Distributions	Quarterly
Columbia Bond Fund		Columbia Select Opportunities Fund
Declarations	Daily	Declarations	Quarterly
Distributions	Monthly	Distributions	Quarterly
Columbia Emerging Markets Fund		Columbia Select Small Cap Fund
Declarations	Semi-annually	Declarations	Quarterly
Distributions	Semi-annually	Distributions	Quarterly
Columbia Energy and Natural Resources Fund		Columbia Short-Intermediate Bond Fund
Declarations	Quarterly	Declarations	Daily
Distributions	Quarterly	Distributions	Monthly
Columbia Mid Cap Value and Restructuring Fund		Columbia Value and Restructuring Fund
Declarations	Quarterly	Declarations	Quarterly
Distributions	Quarterly	Distributions	Quarterly
Columbia Pacific/Asia Fund
Declarations	Semi-annually
Distributions	Semi-annually

[Columbia: Please provide.]

Each Fund may, however, pay distributions of net investment income more frequently.

Different share classes of each Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Each Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of a Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before a Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check a Fund’s distribution schedule above before you invest. Similarly, if you buy shares of a Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. A Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment [TO BE REVIEWED BY TAX COUNSEL.]

Each Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of a Fund.

•

Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

Each Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A, Class C, Class R or Class Z shares of a Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge. If contingent deferred sales charges were reflected, the “Hypothetical Year-End Balance After Fees and Expenses” amounts shown would be lower and the “Annual Fees and Expenses” amounts shown would be higher.

[Insert]

Appendix E — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which each of Excelsior Blended Equity Fund, Excelsior Emerging Markets Fund, Excelsior Energy and Natural Resources Fund, Excelsior Large Cap Growth Fund, Excelsior Pacific/Asia Fund, Excelsior Small Cap Fund, Excelsior Value and Restructuring Fund, Excelsior Core Bond Fund and Excelsior Intermediate-Term Bond Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which each Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of les than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

Comparison of the Governing Documents of Excelsior Funds Trust and Columbia Funds Series Trust I

The material differences between the terms of the Declaration of Trust [and Bylaws] of Excelsior Funds Trust (“EFT”), of which each of Excelsior Equity Opportunities Fund and Excelsior Mid Cap Value and Restructuring Fund is a series, and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”), of which each Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series therof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, by Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated October 1, 2007, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2007 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

Appendix A – Statement of Additional Information of the Acquiring Fund

A-1

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA ASSET ALLOCATION FUND

(THE “FUND”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2007

Effective October 1, 2007, Lawrence W. Lin and Brian D. Neigut have joined as co-portfolio managers of the mid-cap growth stocks sleeve of the Fund. Unless stated otherwise, information is provided as of August 31, 2007.

The information in the table under the heading “Portfolio Managers-Other Accounts Managed by Portfolio Managers” is hereby supplemented with the addition of the following:

	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lawrence W. Lin	7	$1.975 billion	1	$900,000	32	$132 million
Brian D. Neigut	7	$1.975 billion	1	$900,000	30	$132 million

The following is added to the table under the heading “Ownership of Securities”:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
Lawrence W. Lin	$0
Brian D. Neigut	$0

The following is added to the table under the heading “Compensation”:

PORTFOLIO MANAGER	PERFORMANCE BENCHMARK	PEER GROUP
Lawrence W. Lin	60-40 Standard & Poor’s 500	Morningstar Moderate Allocation
	Index	Category
Lehman Brothers Aggregate
Bond Index

Brian D. Neigut	60-40 Standard & Poor’s 500	Morningstar Moderate Allocation
	Index	Category
Lehman Brothers Aggregate
Bond Index

October 1, 2007

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Prospectuses and Statements of

Additional Information dated January 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statements of

Additional Information dated February 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Tax-Exempt Fund

Supplement to the Prospectuses and Statement of

Additional Information dated April 1, 2007

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Prospectuses and Statements of

Additional Information dated August 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectuses and Statement of

Additional Information dated September 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Prospectuses and Statement of

Additional Information dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Prospectuses and Statements of

Additional Information dated November 1, 2006

(Each a “Fund” and together the “Funds”)

Each Prospectus is revised by adding the following statement to disclosure under the section entitled “Portfolio Holdings Disclosure”:

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Each Statement of Additional Information is revised by adding the following statement to disclosure under the section entitled “Disclosure of Portfolio Information” or “Disclosure of Fund Information”, as applicable:

The Fund may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

August 16, 2007

COLUMBIA FUNDS SERIES TRUST I

Columbia Asset Allocation Fund

Columbia Common Stock Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statement

of Additional Information dated February 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectus and Statement

of Additional Information dated September 1, 2006

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Mid Cap Growth Fund

Supplement to the Prospectus and Statement of

Additional Information dated January 1, 2007

The Board of Trustees of the above-mentioned Funds has approved a proposal to accelerate the conversion of each Fund’s Class G shares into Class T shares of that Fund. Currently, automatic conversion to Class T shares occurs eight years after purchase. The conversion will take place on or about August 8, 2007. Any otherwise applicable contingent deferred sales charge will be waived for Class G shareholders who redeem their shares after July 9, 2007.

Accordingly, effective August 9, 2007, all references to Class G shares are eliminated from the Funds’ Prospectuses and Statements of Additional Information.

June 8, 2007

Columbia Funds Series Trust I

Supplement to the

Statements of Additional Information

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated April 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Statement of Additional Information

dated March 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Statement of Additional Information

dated February 1, 2007

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional

Information dated November 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional

Information dated October 1, 2006

Columbia Core Bond Fund

Supplement to the Statement of Additional

Information dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional

Information dated August 1, 2006

(the Funds)

The section of the Statements of Additional Information entitled “Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds)” is hereby amended with the addition of the following language as the fourth paragraph in item 1:

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund’s transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor’s proceeds received from the liquidation of Colonial Insured Municipal Fund.

May 24, 2007

COLUMBIA ASSET ALLOCATION FUND

COLUMBIA LARGE CAP GROWTH FUND

COLUMBIA DISCIPLINED VALUE FUND

COLUMBIA COMMON STOCK FUND

COLUMBIA SMALL CAP CORE FUND

COLUMBIA DIVIDEND INCOME FUND

SERIES OF COLUMBIA FUNDS SERIES TRUST I

Supplement to the Statement of Additional Information dated February 1, 2007

1.	The section captioned “Proxy Voting Policies and Fund Proxy Voting Record” within Part 2 of the Statement of Additional Information is removed and replaced in its entirety with the following disclosure:

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved policies and procedures adopted by the Advisor, and the Board of Trustees periodically reviews changes to such policies and procedures. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor, its affiliates or other persons. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on at least an annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass, Lewis & Co., LLC (“Glass Lewis”), a third party vendor, to implement its proxy voting process. Glass Lewis provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting policies and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

2.	Appendix II of the Statement of Additional Information is removed and replaced in its entirety with the following disclosure:

APPENDIX II

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted February 9, 2007

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

MEANS OF ACHIEVING COMPLIANCE

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the

Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:
(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

☐ FOR

☐ AGAINST

☐ WITHHOLD

☐ ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

April 20, 2007

COLUMBIA ASSET ALLOCATION FUND

COLUMBIA LARGE CAP GROWTH FUND

COLUMBIA DISCIPLINED VALUE FUND

COLUMBIA COMMON STOCK FUND

COLUMBIA SMALL CAP CORE FUND

COLUMBIA DIVIDEND INCOME FUND

SERIES OF COLUMBIA FUNDS SERIES TRUST I

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2007

This Statement of Additional Information (“SAI”) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund, Columbia Small Cap Core Fund and Columbia Dividend Income Fund (each “a Fund” and collectively, the “Funds”). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2007, as applicable. This SAI should be read together with a Prospectus of a Fund and the Fund’s most recent Annual Report dated September 30, 2006. The Funds’ most recent Annual Reports to shareholders are separate documents supplied with this SAI. Investors may obtain a free copy of a Prospectus and an Annual Report from Columbia Management Services, Inc. (“CMS”), P.O. Box 8081, Boston MA 02206-8081, or by calling 1-800-345-6611. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund’s September 30, 2006 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by Columbia Management Distributors, Inc (“CMD”) generally and additional information about certain securities and investment techniques described in the Funds’ Prospectuses.

a

COLUMBIA ASSET ALLOCATION FUND

COLUMBIA LARGE CAP GROWTH FUND

COLUMBIA DISCIPLINED VALUE FUND

COLUMBIA COMMON STOCK FUND

COLUMBIA SMALL CAP CORE FUND

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2007

DEFINITIONS

“Asset Allocation Fund” or “Fund”	Columbia Asset Allocation Fund
“Growth Fund” or “Fund”	Columbia Large Cap Growth Fund
“Value Fund” or “Fund”	Columbia Disciplined Value Fund
“Common Stock Fund” or “Fund”	Columbia Common Stock Fund
“Small Cap Core Fund” or “Fund”	Columbia Small Cap Core Fund
“Dividend Fund” or “Fund”	Columbia Dividend Income Fund
“Predecessor Fund” or “Predecessor Funds”	See below under “Organization and History”
“Trust”	Columbia Funds Series Trust I
“Advisor”	Columbia Management Advisors, LLC, the Funds’ investment advisor
“CMD”	Columbia Management Distributors, Inc., the Funds’ distributor
“CMS”	Columbia Management Services, Inc., the Funds’ shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. The trust of which the Funds were previously series changed its name from “Liberty-Stein Roe Investment Trust” to “Columbia Funds Trust XI” on October 13, 2003. Each Fund is a diversified series of the Trust representing the entire interest in a separate series of the Trust. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the “Predecessor Funds”) were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B Shares, Retail A and B Shares and Trust Shares together are referred to herein as to the “Predecessor Classes”). Information provided with respect to each Fund for periods prior to such Fund’s inception relates to the Fund’s Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; and the Dividend Fund commenced operations on March 4, 1998.

The Common Stock Fund and Small Cap Core Fund commenced operations on December 14, 1992, as separate portfolios (the “Predecessor Large Cap Fund” and “Predecessor Small Cap Fund,” respectively, and collectively, the “Predecessor Shawmut Funds”) of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund’s Trust Shares and Retail A Shares.

b

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s Bylaws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

c

INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI contains additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

Custody Receipts and Trust Certificates (the Asset Allocation Fund only)

Short-Term Trading

Small Companies (the Small Cap Core Fund only)

Common Stock, Preferred Stock and Warrants

Foreign Securities

Other Investment Companies

Money Market Instruments

Securities Loans

Forward Commitments

“When-Issued” Securities (the Common Stock, Dividend and Small Cap Core Funds only)

“Delayed Delivery” Securities (the Common Stock, Dividend and Small Cap Core Funds only)

Mortgage Dollar Rolls (the Asset Allocation Fund only)

REITs

Mortgage-Backed Securities (the Asset Allocation Fund only)

Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only)

Asset-Backed Securities (the Asset Allocation Fund only)

Repurchase Agreements

Reverse Repurchase Agreements

Options on Securities

Futures Contracts and Related Options

Swap Agreements (Swaps, Caps, Collars and Floors)

Foreign Currency Transactions

Rule 144A Securities

Variable and Floating Rate Obligations

Convertible Securities

Yankee Obligations

American, European, Continental and Global Depositary Receipts (except that only the Common Stock, Small Cap Core and Dividend Funds may invest in Global Depositary Receipts)

Except as indicated below under “Fundamental and Non-Fundamental Investment Policies,” the Funds’ investment policies are not fundamental, and the Board of Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

The Investment Company Act of 1940, as amended (the “1940 Act”) provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a particular Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.

Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in

d

connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

2.	Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3.	Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

8.	A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund and Growth Fund may be changed by the Board of Trustees without shareholder approval:

9.	A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund and Growth Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

e

10.	A Fund may not purchase securities of companies for the purpose of exercising control.

11.	A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitation with respect to the Dividend Fund may be changed by the Board of Trustees without shareholder approval:

12.	The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

The following investment limitations with respect to the Common Stock Fund and Small Cap Core Fund may be changed by the Board of Trustees without shareholder approval:

13.	The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

14.	Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

15.	The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker’s commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

16.	Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer’s securities, together own more than 5% of the issuer’s securities.

17.	Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

18.	Neither Fund may purchase put options on securities, unless the securities are held in the Fund’s portfolio and not more than 5% of the value of the Fund’s total assets would be invested in premiums on open put option positions.

19.	Neither Fund may write call options on securities, unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

20.	Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

21.	Neither Fund may invest in companies for the purpose of exercising management or control.

22.	Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

f

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Growth Fund may purchase put options and call options on securities and securities indices. The Fund may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options exceeds 5% of its total assets.

Each of the Value Fund and Growth Fund may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of each such Fund’s net assets.

Each of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds’ respective total assets (10% of net assets with respect to the Asset Allocation Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

g

None of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund’s total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund’s total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

Each of the Asset Allocation Fund, Value Fund, Growth Fund and Small Cap Core Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Common Stock Fund, Dividend Fund and Small Cap Core Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Value Fund and Growth Fund are rated investment grade by Moody’s (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody’s or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The Common Stock Fund and Small Cap Core Fund may purchase convertible bonds rated Ba or higher by Moody’s or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Common Stock Fund and Small Cap Core Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody’s, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission (“SEC”). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody’s if such securities exceed 5% of the Fund’s net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Common Stock Fund and Small Cap Core Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

h

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund’s portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Asset Allocation Fund

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) (EDRs are also known as Continental Depositary Receipts (“CDRs”)). Examples of supranational banks include the International Bank for Reconstruction and Development (“World Bank”), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

Growth Fund

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See “Convertible Securities” in Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See “Options on Securities” in Part 2 of this SAI.

Value Fund

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability

i

and are acquired principally for income with the potential for appreciation being a secondary consideration. See “Convertible Securities” in Part 2 of this SAI.

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI. The Fund may also write covered call options. See “Options on Securities” in Part 2 of this SAI.

Common Stock Fund

Under normal market conditions, the Common Stock Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. See “Convertible Securities” in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See “Options on Securities” and “Futures Contracts and Related Options” in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts (“GDRs”). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI.

Small Cap Core Fund

Under normal circumstances, the Small Cap Core Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. In addition to common stocks, the Small Cap Core Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. See “Convertible Securities” in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See “Options on Securities” and “Futures Contracts and Related Options” in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI.

Dividend Fund

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs,

j

CDRs and GDRs. See “Foreign Securities” and “American, European, Continental and Global Depositary Receipts” in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See “Options on Securities” and “Futures Contracts and Related Options” in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under “Financial Highlights.” Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund’s investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

Under the Funds’ management contract, each Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:

Fund	Fee Rate	Asset Level	Fee Rate	Asset Level	Fee Rate	Asset Level	Fee Rate	Asset Level	Fee Rate	Asset Level	Fee Rate	Asset Level
Columbia Large Cap Growth Fund	0.700%	< $200 million	0.575%	$200 million to $500 million	0.450%	> $500 million	—	—	—	—	—	—
Columbia Common Stock Fund	0.700%	< $500 million	0.650%	$500 million to $1 billion	0.600%	$1 billion to $1.5 billion	0.550%	$1.5 billion to $3 billion	0.530%	$3 billion to $6 billion	0.510%	> $6 billion
Columbia Disciplined Value Fund	0.700%	< $500 million	0.650%	$500 million to $1 billion	0.600%	$1 billion to $1.5 billion	0.550%	$1.5 billion to $3 billion	0.530%	$3 billion to $6 billion	0.510%	> $6 billion
Columbia Dividend Income Fund	0.700%	< $500 million	0.650%	$500 million to $1 billion	0.600%	$1 billion to $1.5 billion	0.550%	$1.5 billion to $3 billion	0.530%	$3 billion to $6 billion	0.510%	> $6 billion
Columbia Asset Allocation Fund	0.650%	< $500 million	0.600%	$500 million to $1 billion	0.550%	$1 billion to $1.5 billion	0.500%	$1.5 billion to $3 billion	0.480%	$3 billion to $6 billion	0.460%	> $6 billion
Columbia Small Cap Core Fund	0.750%	< $500 million	0.700%	$500 million to $1 billion	0.650%	$1 billion to $1.5 billion	0.600%	$1.5 billion to $2 billion	0.550%	>$2 billion

Prior to November 1, 2004, the Advisor received advisory fees from each Fund as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Prior to November 1, 2003, the Advisor received advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

Prior to November 1, 2003, the Funds had been advised by the Advisor that it intended to waive advisory fees payable by the Funds so that advisory fees payable by each Fund were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.

k

Each Fund has entered into an Administrative Agreement with the Advisor. Under the Administrative Agreement for each Fund, each Fund (other than the Growth Fund) pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund. The Growth Fund pays the Advisor a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to March 19, 2005, the Growth Fund paid the Advisor a monthly fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Each Fund also has entered into a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performs certain pricing and bookkeeping services for the Funds. The Advisor has delegated responsibility for certain of these pricing and bookkeeping services, and for certain administrative services under the Administrative Agreement, to State Street Bank and Trust Company (“State Street”).

For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay to the Advisor, or to such other person(s) as the Advisor may direct, an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund’s net asset value (“Fund Accounting Fee”); and (ii) for financial reporting services, $13,000 (“Financial Reporting Fee”). Additionally, each Fund will bear certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement shall not exceed $140,000 annually for each Fund.

Prior to May 1, 2006, each Fund was party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Funds with substantially similar services for substantially similar fees.

Prior to November 1, 2005, under the prior pricing and bookkeeping agreement with the Funds, the Advisor received an annual fee based on the average daily net assets of each Fund as follows: $25,000 for assets under $50 million; $35,000 for assets of $50 million but less than $200 million; $50,000 for assets of $200 million but less than $500 million; $85,000 for assets of $500 million but less than $1 billion and $125,000 for assets in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets was 150% of the annual fees described above. In addition to the above-referenced fees, each Fund paid an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waived fees payable to it under the agreement by $500 per month.

CMS acts as transfer agent, dividend disbursing agent and shareholders’ servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders’ servicing agency services to each Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, each Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, each Fund may pay CMS the fees and expenses CMS pays to third-party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of each Fund’s net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

For the period November 1, 2005 to March 31, 2006 each Fund paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders’ servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly.

Prior to November 1, 2005, under the shareholders’ servicing and transfer agency fee arrangement between CMS and the Funds, each Fund paid the following fees:

An annual open account fee of $28 per open account plus a Fund’s allocated share of reimbursement for the out-of-pocket expenses of CMS.

l

Prior to November 1, 2003, each Fund paid a shareholders’ servicing and transfer agency fee to CMS as follows:

•	A new account set up charge of $5.00 per account; plus

•

An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

•

An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

•	The Fund’s allocated share of CMS’s out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

There was a minimum annual fee per Fund of $5,000.

m

Recent Fees Paid to the Advisor, CMD, CMS and Other Service Providers (dollars in thousands)

The following tables present recent fees paid to the Advisor, CMD, CMS and other service providers by the Funds and the relevant Predecessor Funds.

ASSET ALLOCATION FUND

	Years ended September 30,
	2006	2005	2004
Advisory fee	$2,391	$2,686	$3,448
Administration fee	246	273	308
Pricing and bookkeeping fee	188	165	149
Shareholder service and transfer agent fee	573	887	N/A
Transfer Agent fee (A Shares)	N/A	N/A	5
Transfer Agent fee (B Shares)	N/A	N/A	9
Transfer Agent fee (C Shares)	N/A	N/A	1
Transfer Agent fee (G Shares)	N/A	N/A	127
Transfer Agent fee (T Shares)	N/A	N/A	469
Transfer Agent fee (Z Shares)	N/A	N/A	509
Service fee (A Shares)	13	9	5
Service fee (B Shares)	17	15	10
Service fee (C Shares)	2	2	1
Service fee (G Shares)	48	94	150
Service fee (T Shares)	541	558	576
Distribution fee (A Shares)	N/A	N/A	N/A
Distribution fee (B Shares)	52	46	29
Distribution fee (C Shares)	7	5	3
Distribution fee (G Shares)	103	204	325
Fees and expenses waived or reimbursed by the Advisor	0	0	(12)
Fees waived by CMD (G Shares)	0	N/A	0
Fees waived by CMS	(23)	(22)	N/A

n

GROWTH FUND

	Years ended September 30,
	2006		2005	2004
Advisory fee	$6,863		$7,192	$7,132
Administration fee	665		707	657
Pricing and bookkeeping fee	156		116	112
Shareholder service and transfer agent fee	1,579		2,391	N/A
Transfer Agent fee (A Shares)	N/A		N/A	6
Transfer Agent fee (B Shares)	N/A		N/A	5
Transfer Agent fee (C Shares)	N/A		N/A	1
Transfer Agent fee (E Shares)	N/A		N/A	N/A
Transfer Agent fee (F Shares)	N/A		N/A	N/A
Transfer Agent fee (G Shares)	N/A		N/A	120
Transfer Agent fee (T Shares)	N/A		N/A	490
Transfer Agent fee (Z Shares)	N/A		N/A	1,302
Service fee (A Shares)	30		19	8
Service fee (B Shares)	29		14	6
Service fee (C Shares)	5		3	2
Service fee (E Shares)	1		N/A	N/A
Service fee (F Shares)	(a	)	N/A	N/A
Service fee (G Shares)	108		147	160
Service fee (T Shares)	644		665	718
Distribution fee (A Shares)	N/A		N/A	N/A
Distribution fee (B Shares)	87		43	18
Distribution fee (C Shares)	15		8	5
Distribution fee (E Shares)	(a	)	N/A	N/A
Distribution fee (F Shares)	1		N/A	N/A
Distribution fee (G Shares)	233		319	346
Fees and expenses waived or reimbursed by the Advisor	0		0	(21)
Fees waived by CMD (G Shares)	N/A		N/A	N/A
Fees waived by CMS	(66)		(57)	N/A

(a)	Rounds to less than $1.

o

VALUE FUND

	Years ended September 30,
	2006	2005	2004
Advisory fee	$2,972	$3,085	$3,109
Administration fee	285	294	278
Pricing and bookkeeping fee	115	57	57
Shareholder service and transfer agent fee	391	659	N/A
Transfer Agent fee (A Shares)	N/A	N/A	3
Transfer Agent fee (B Shares)	N/A	N/A	2
Transfer Agent fee (C Shares)	N/A	N/A	(a	)
Transfer Agent fee (G Shares)	N/A	N/A	21
Transfer Agent fee (T Shares)	N/A	N/A	252
Transfer Agent fee (Z Shares)	N/A	N/A	464
Service fee (A Shares)	15	8	4
Service fee (B Shares)	11	8	4
Service fee (C Shares)	3	1	1
Service fee (G Shares)	9	19	29
Service fee (T Shares)	408	407	409
Distribution fee (B Shares)	33	25	11
Distribution fee (C Shares)	8	3	2
Distribution fee (G Shares)	19	40	62
Fees and expenses waived or reimbursed by the Advisor	0	0	0
Fees waived by CMD (G Shares)	N/A	N/A	N/A
Fees waived by CMS	(17)	(14)	N/A

(a)	Rounds to less than $1.

p

COMMON STOCK FUND

	Years ended September 30,
	2006	2005	2004
Advisory fee	$3,319	$3,267	$3,150
Advisory fee waiver	(534)	(369)	N/A
Administration fee	318	313	281
Pricing and bookkeeping fee	123	75	57
Shareholder service and transfer agent fee	710	1,007	N/A
Transfer Agent fee (A Shares)	N/A	N/A	20
Transfer Agent fee (B Shares)	N/A	N/A	7
Transfer Agent fee (C Shares)	N/A	N/A	1
Transfer Agent fee (G Shares)	N/A	N/A	66
Transfer Agent fee (T Shares)	N/A	N/A	424
Transfer Agent fee (Z Shares)	N/A	N/A	354
Service fee (Class A)	27	24	23
Service fee (Class B)	16	13	8
Service fee (Class C)	2	1	1
Service fee (Class G)	18	40	71
Service fee (Class T)	521	537	575
Distribution fee (Class A )	N/A	N/A	N/A
Distribution fee (Class B)	47	38	24
Distribution fee (Class C)	7	3	3
Distribution fee (Class G)	39	86	156
Fees waived by CMS	(26)	(40)	N/A
(Class A)	N/A	N/A	(a	)
(Class B)	N/A	N/A	(a	)
(Class C)	N/A	N/A	(a	)
(Class T)	N/A	N/A	(6)
(Class G)	N/A	N/A	(5)
(Class Z)	N/A	N/A	(6)

(a)	Rounds to less than $1.

q

SMALL CAP CORE FUND

	Years ended September 30,
	2006	2005	2004
Advisory fee	$10,028	$11,014	$10,191
Administration fee	956	1,063	970
Pricing and bookkeeping fee	159	135	139
Shareholder service and transfer agent fee	1,130	1,281	N/A
Transfer Agent fee (A shares)	N/A	N/A	163
Transfer Agent fee (B shares)	N/A	N/A	32
Transfer Agent fee (C shares)	N/A	N/A	50
Transfer Agent fee (G shares)	N/A	N/A	12
Transfer Agent fee (T shares)	N/A	N/A	148
Transfer Agent fee (Z shares)	N/A	N/A	937
Service fee (A shares)	508	539	427
Service fee (B shares)	104	105	82
Service fee (C shares)	128	159	130
Service fee (G shares)	23	32	34
Service fee (T shares)	436	452	453
Distribution fee (A shares)	N/A	N/A	N/A
Distribution fee (B shares)	312	316	247
Distribution fee (C shares)	383	478	390
Distribution fee (G shares)	49	69	73
Fees and expenses waived or reimbursed by the Advisor	0	0	(29)
Fees waived by CMS	(1)	(10)	0

r

DIVIDEND FUND

	Years ended September 30,
	2006	2005	2004
Advisory fee	$3,851	$2,620	$1,489
Advisory fee waiver	(632)	(640)	(59)
Pricing and bookkeeping fee	133	60	48
Administration fee	371	250	133
Shareholder service and transfer agent fee	286	444	N/A
Transfer Agent fee (A Shares)	N/A	N/A	8
Transfer Agent fee (B Shares)	N/A	N/A	10
Transfer Agent fee (C Shares)	N/A	N/A	2
Transfer Agent fee (G Shares)	N/A	N/A	21
Transfer Agent fee (T Shares)	N/A	N/A	237
Transfer Agent fee (Z Shares)	N/A	N/A	152
Service Fee (Class A Shares)	86	45	10
Service fee (Class B Shares)	45	34	12
Service fee (Class C Shares)	11	8	3
Service fee (Class T Shares)	291	305	306
Service fee (Class G Shares)	7	15	24
Distribution fee (Class A Shares)	N/A	N/A	N/A
Distribution fee (Class B Shares)	135	102	36
Distribution fee (Class C Shares)	32	23	8
Distribution fee (Class G Shares)	13	33	52
Fees waived by CMD (Class G Shares)	N/A	N/A	(a	)
Fees waived by CMS	(13)	(36)	N/A
(Class A)	N/A	N/A	(a	)
(Class B)	N/A	N/A	(a	)
(Class C)	N/A	N/A	(a	)
(Class T)	N/A	N/A	(12)
(Class G)	N/A	N/A	(a	)
(Class Z)	N/A	N/A	(11)

(a)	Rounds to less than $1.

Brokerage Commissions (dollars in thousands)

For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid brokerage commissions as shown in the tables below. During the fiscal year ended September 30, 2004, certain Funds effected a portion of their portfolio transactions through Fleet Securities, Inc. and Banc of America Securities.

The tables below discloses (1) the aggregate amount of commissions paid to Fleet Securities, Inc., and Banc of America Securities by the Funds during the fiscal years ended September 30, 2006, 2005 and 2004, (2) the percentage of each Fund’s aggregate brokerage commissions for the fiscal years ended September 30, 2006, 2005 and 2004 that was paid to Fleet Securities, Inc. and Banc of America Securities and (3) the percentage of each Fund’s aggregate dollar amount of transactions that involved payment of commissions that was effected through Fleet Securities, Inc. and Banc of America Securities during the fiscal years ended September 30, 2006, 2005 and 2004.

s

In addition, the tables below disclose the soft dollar commissions paid by the Funds during the fiscal years ended September 30, 2006, 2005 and 2004.

ASSET ALLOCATION FUND

	Years ended September 30,
	2006	2005	2004
Total commissions	$210	$108	$547
Directed transactions(a)	8,548	3,585	43,312
Commissions on directed transactions	13	4	67
Aggregate commissions to Banc of America Securities	0	0	1
% of aggregate commissions to Banc of America Securities	0.00%	0.00%	0.22%
% of aggregate commissions transactions effected through Banc of America Securities	0.00%	0.00%	0.24%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

GROWTH FUND

	Year ended September 30,
	2006	2005	2004
Total commissions	$4,581	$3,354	$3,739
Directed transactions(a)	817,773	921,909	112,253
Commissions on directed transactions	840	1,073	615
Aggregate commissions to Banc of America Securities	0	0	5
% of aggregate commissions to Banc of America Securities	0.0%	0.00%	0.14%
% of aggregate commissions transactions effected through Banc of America Securities	0.0%	0.00%	0.25%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

VALUE FUND

	Year ended September 30,
	2006		2005		2004
Total commissions	$241		$72		$516
Directed transactions(a)	0		0		10,656
Commissions on directed transactions	0		0		16
Aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	9
% of aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	1.83%
% of aggregate commission transactions effected through Fleet Securities, Inc.	(b	)	(b	)	0.61%
Aggregate commissions to Banc of America Securities	0		0		0
% of aggregate commissions to Banc of America Securities	0.00%		0.00%		0.00%
% of aggregate commissions transactions effected through Banc of America Securities	0.00%		0.00%		0.00%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

(b)	SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

t

COMMON STOCK FUND

	Year ended September 30,
	2006		2005		2004
Total commissions	$817		$760		$1,057
Directed transactions(a)	53,180		70,758		90,719
Commissions on directed transactions	85		140		127
Aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	0
% of aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	0.00%
% of aggregate commissions transactions effected through Fleet Securities, Inc.	(b	)	(b	)	0.00%
Aggregate commissions to Banc of America Securities	0		0		0
% of aggregate commissions to Banc of America Securities	0.00%		0.00%		0.00%
% of aggregate commissions transactions effected through Banc of America Securities	0.00%		0.00%		0.00%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

(b)	SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

SMALL CAP CORE FUND

	Year ended September 30,
	2006	2005	2004
Total commissions	$905	$632	$2,515
Directed transactions(a)	10,786	0	24,858
Commissions on directed transactions	10	0	46
Aggregate commissions to Banc of America Securities	0	0	0
% of aggregate commissions to Banc of America Securities	0.00%	0.00%	0.00%
% of aggregate commissions transactions effected through Banc of America Securities	0.00%	0.00%	0.00%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

u

DIVIDEND FUND

	Year ended September 30,
	2006		2005		2004
Total commissions	$311		$212		$158
Directed transactions(a)	8,234		12,372		18,746
Commissions on directed transactions	7		27		24
Aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	0
% of aggregate commissions to Fleet Securities, Inc.	(b	)	(b	)	0.00%
Aggregate commissions to Banc of America Securities	0		0		0
% of aggregate commissions to Banc of America Securities	0.00%		0.00%		0.00%
% of aggregate commissions transactions effected through Banc of America Securities	0.00%		0.00%		0.00%

(a)	See “Management of the Funds—Portfolio Transactions—Brokerage and Research Services” in Part 2 of this SAI.

(b)	SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. At September 30, 2006, the Small Cap Core Fund did not hold securities of any of its regular brokers or dealers. At September 30, 2006, the Asset Allocation Fund, Growth Fund, Value Fund, Common Stock Fund and Dividend Fund held securities of their regular brokers or dealers as set forth below:

ASSET ALLOCATION FUND

Broker/Dealer	Value
CITIGROUP INC.	$4,299,256
MERRILL LYNCH & CO INC.	$3,474,230
JP MORGAN CHASE	$3,327,138
DEUTSCHE BANK AG	$1,041,299
GOLDMAN SACHS GROUP	$945,651
E TRADE FINL CORP.	$128,313

GROWTH FUND

Broker/Dealer	Value
MERRILL LYNCH & CO INC.	$25,058,090
GOLDMAN SACHS GROUP INC.	$11,108,886

VALUE FUND

Broker/Dealer	Value
LEHMAN BROTHERS HLDG INC.	$10,835,262
MORGAN STANLEY	$5,388,049
MERRILL LYNCH & CO INC.	$5,217,274

COMMON STOCK FUND

Broker/Dealer	Value
CITIGROUP INC.	$11,930,188

DIVIDEND FUND

Broker/Dealer	Value
CITIGROUP INC.	$21,854,800
MERRILL LYNCH & CO INC.	$3,345,405

v

Trustees and Trustees’ Fees

The “Columbia Fund Complex” includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor. For the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, the Trustees received the following compensation for serving as Trustees:

Trustee(a)	Pension or Retirement Benefits Accrued as part of Fund Expenses(b)	Aggregate Compensation from the Asset Allocation Fund for the Fiscal Year Ended September 30, 2006	Aggregate Compensation from the Growth Fund for the Fiscal Year Ended September 30, 2006	Aggregate Compensation from the Value Fund for the Fiscal Year Ended September 30, 2006	Aggregate Compensation from the Common Stock Fund for the Fiscal Year Ended September 30, 2006
Douglas A. Hacker	N/A	$3,047	$924	$2,452	$2,794
Janet Langford Kelly	N/A	3,349	902	2,390	2,724
Richard W. Lowry	N/A	2,840	764	2,026	2,310
William E. Mayer	N/A	3,224	866	2,299	2,622
Charles R. Nelson	N/A	3,154	849	2,252	2,565
John J. Neuhauser	N/A	2,948	794	2,105	2,397
Patrick J. Simpson (c)	N/A	3,212	865	2,294	2,611
Thomas E. Stitzel (d)	N/A	3,318	892	2,367	2,698
Thomas C. Theobald (e)	N/A	4,921	1,320	3,506	4,005
Anne-Lee Verville (f)	N/A	3,318	1,029	2,367	2,698
Richard L. Woolworth (g)	N/A	2,660	711	1,893	2,165

w

Trustee(a)	Aggregate Compensation from the Small Cap Core Fund for the Fiscal Year Ended September 30, 2006	Aggregate Compensation from the Dividend Fund for the Fiscal Year Ended September 30, 2006	Total Compensation from the Columbia Fund Complex Paid to the Trustees for the Calendar Year Ended December 31, 2006
Douglas A. Hacker	$6,672	$2,808	$199,000
Janet Langford Kelly	6,506	2,667	194,500
Richard W. Lowry	5,515	2,257	223,500	(h)
William E. Mayer	6,263	2,557	193,500	(h)
Charles R. Nelson	6,127	2,512	183,000
John J. Neuhauser	5,726	2,349	223,000	(h)
Patrick J. Simpson (c)	6,238	2,564	186,000
Thomas E. Stitzel (d)	6,443	2,637	191,500
Thomas C. Theobald (e)	9,546	3,884	274,500
Anne-Lee Verville (f)	6,443	2,637	191,500
Richard L. Woolworth (g)	5,166	2,086	103,250

(a)	As of December 31, 2006, the Columbia Fund Complex consisted of 148 open-end and 7 closed-end management investment company portfolios. As of December 31, 2006, the Trustees served as trustees of 68 of such open-end and all of such closed-end management company portfolios.

(b)	The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c)	During the fiscal year ended September 30, 2006, Mr. Simpson deferred $3,212, $865, $2,294, $2,611, $6,238, $2,564 from the Asset Allocation, Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $186,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson’s account under that plan was $511,995.

(d)	During the fiscal year ended September 30, 2006, Mr. Stitzel deferred $1,500, $412, $1,079, $1,218, $2,923, $1,244 from the Asset Allocation, Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel’s account under that plan was $128,397.

(e)	During the fiscal year ended September 30, 2006, Mr. Theobald deferred $3,370, $903, $2,399, $2,744, $6,532, $2,648 from the Asset Allocation, Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $185,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald’s account under that plan was $584,565.

(f)	At December 31, 2006, the value of Ms. Verville’s account under the deferred compensation plan was $792,952.

(g)	Mr. Woolworth served as a Trustee until August 4, 2006.

(h)	Total Compensation figures for Messrs. Lowry, Neuhauser and Mayer include trustee fees paid to them by Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time these funds ceased to be part of the Columbia Fund Complex.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds’ affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection

x

and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended September 30, 2006, the Audit Committee convened ten times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ investment advisor. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Governance Committee, in care of the Funds. For the fiscal year ended September 30, 2006, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended September 30, 2006, the Advisory Fees & Expenses Committee convened six times.

Compliance Committee

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Trust. The Compliance Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust’s investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2006, the Compliance Committee convened eight times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income – Multi Sector and Fixed Income – Core.

IOC #3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC #4:	Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

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Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Owned in the Asset Allocation Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Dollar Range of Equity Securities Owned in the Value Fund	Dollar Range of Equity Securities Owned in the Common Stock Fund
Disinterested Trustees
Douglas A. Hacker	None	None	None	None
Janet Langford Kelly	None	None	None	None
Richard W. Lowry	None	None	None	None
Charles R. Nelson	$50,001-$100,000	$50,001-$100,000	None	None
John J. Neuhauser	None	None	None	None
Patrick J. Simpson	None	$50,001-$100,000	None	None
Thomas E. Stitzel	None	None	None	None
Thomas C. Theobald	None	$10,001-$ 50,000	$10,001-$50,000	None
Anne-Lee Verville	None	None	None	None
Interested Trustee
William E. Mayer	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities Owned in the Small Cap Core Fund	Dollar Range of Equity Securities Owned in the Dividend Fund
Disinterested Trustees
Douglas A. Hacker	None	Over $	100,000
Janet Langford Kelly	None		None
Richard W. Lowry	None		None
Charles R. Nelson	None		None
John J. Neuhauser	None		None
Patrick J. Simpson	None		None
Thomas E. Stitzel	None		None
Thomas C. Theobald	None		None
Anne-Lee Verville	None		None
Interested Trustee
William E. Mayer	None		None

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Name of Trustee	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex
Disinterested Trustees
Douglas A. Hacker	Over $100,000
Janet Langford Kelly	Over $100,000
Richard W. Lowry	Over $100,000
Charles R. Nelson	Over $100,000
John J. Neuhauser	Over $100,000
Patrick J. Simpson	Over $100,000
Thomas E. Stitzel	Over $100,000
Thomas C. Theobald	Over $100,000
Anne-Lee Verville	Over $100,000	(1)
Interested Trustee
William E. Mayer	$10,001-$50,000

(1)	Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

aa

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other investment accounts (or portions of investment accounts) that the Funds’ portfolio managers managed as of the Funds’ fiscal year end.

Columbia Asset Allocation Fund

	Other SEC-registered open-end and closed-end funds			Other pooled investment vehicles			Other accounts
Portfolio Managers	Number of accounts	Assets		Number of accounts	Assets		Number of accounts	Assets
Timothy Anderson	3	$1.5 billion		1	$476 million		6	$177 million
Leonard A. Aplet	12	$3.64 billion		8	$1.62 billion		130	$7.5 billion
Stephen D. Barbaro	4	$1.3 billion		1	$21 million		9	$29 million
Paul J. Berlinguet	5	$2.2 billion		1	$410 million		14	$237 million
Daniel H. Cole	3	$680 million		3	$126 million		6	$30 million
Wayne M. Collette	9	$2.1 billion		1	$5 million		23	$413 million	(1)
Fred Copper	5	$1.8 billion		1	$476 million		7	$177 million
Kevin Cronk	12	$8.1 billion		10	$1.1 billion	(2)	5	$424 million
Paul J. DiGiacomo	3	$1.5 billion		1	$476 million		13	$177 million
Daniele M. Donahoe	3	$680 million		3	$126 million		8	$28 million
Lori J. Ensinger	12	$7.5 billion		2	$543 million		4,388	$3.8 billion
Edward P. Hickey	5	$2.2 billion		1	$400 million		22	$250 million
David I. Hoffman	12	$7.5 billion		2	$543 million		4,393	$3.8 billion
Jasmine (Weili) Huang	4	$1.7 billion		1	$476 million		4	$100,000
Jeremy Javidi	4	$1.3 billion		1	$21 million		8	$26 million
Vikram J. Kuriyan, PhD	26	$10 billion		38	$4.31 billion		121	$9.44 billion	(3)
Thomas LaPointe	12	$8.1 billion		10	$1.1 billion	(2)	5	$424 million
Jon Michael Morgan	3	$680 million		3	$126 million		7	$28 million
George J. Myers	6	$1.7 billion		1	$5 million		18	$347 million
Daisuke Nomoto	3	$1.5 billion		1	$476 million		1	$25,000
Noah J. Petrucci	12	$7.5 billion		2	$543 million		4,391	$3.8 billion
Christian Pineno	4	$686 million		3	$126 million		7	$37 million
Clifford D. Siverd	3	$680 million		3	$126 million		9	$29 million
Diane L. Sobin	12	$7.5 billion		2	$543 million		4,398	$3.8 billion
Roger R. Sullivan	5	$2.2 billion		1	$400 million		19	$250 million
Mary-Ann Ward	5	$2.2 billion		1	$400 million		69	$99 million
John T. Wilson	5	$2.2 billion		1	$400 million		22	$250 million
Karen Wurdack, PhD	2	$854 million	(4)	0	$0		7	$376,000

(1)	Includes one account with assets of $66 million where there is an advisory fee based on performance.

(2)	Includes four accounts totaling $809 million in assets where there is an advisory fee based on performance.

(3)	Includes two accounts with assets of $31 million where there is an advisory fee based on performance.

(4)	Includes two accounts with assets of $854 million where there is an advisory fee based on performance.

bb

Columbia Large Cap Growth Fund

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Managers	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul J. Berlinguet	5	$450 million	1	$410 million	14	$237 million
Edward P. Hickey	5	$450 million	1	$400 million	25	$490 million
Roger R. Sullivan	5	$450 million	1	$400 million	19	$250 million
Mary-Ann Ward	5	$450 million	1	$400 million	69	$99 million
John T. Wilson	5	$450 million	1	$400 million	22	$250 million

Columbia Disciplined Value Fund

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts		Assets
Vikram J. Kuriyan, PhD	26	$10 billion	38	$4.31 billion	121	(3)	$9.44 billion

Columbia Common Stock Fund

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Guy W. Pope	1	$154 million	1	$67 million	14	$118 million

Columbia Small Cap Core Fund

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Managers	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Richard G. D’Auteuil	0	$0	1	$273 million	23	$1.1 billion
Peter C. Larson	0	$0	1	$273 million	24	$1.1 billion
Allyn Seymour	0	$0	1	$273 million	5	$10 million
Alfred F. Alley	1	$100 million	1	$30 million	2	$1 million

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Columbia Dividend Income Fund

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Managers	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Richard E. Dahlberg	2	$1.8 billion	0	$0	107	$1.2 billion
Scott Davis	0	$0	0	$0	73	$631 million

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Ownership of Securities

The tables below show the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds’ most recent fiscal year:

Columbia Asset Allocation Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Timothy Anderson	None
Leonard A. Aplet	None
Stephen D. Barbaro	None
Paul J. Berlinguet	None
Daniel H. Cole	None
Wayne M. Collette	$50,001-$100,000
Fred Copper	None
Kevin Cronk	None
Paul J. DiGiacomo	None
Daniele M. Donahoe	None
Lori J. Ensinger	None
Edward P. Hickey	None
David I. Hoffman	None
Jasmine (Weili) Huang	None
Jeremy Javidi	None
Vikram J. Kuriyan, PhD	None
Thomas LaPointe	None
Jon Michael Morgan	None
George J. Myers	$10,001-$50,000
Daisuke Nomoto	None
Noah J. Petrucci	None
Christian Pineno	None
Clifford D. Siverd	None
Diane L. Sobin	None
Roger R. Sullivan	None
Mary-Ann Ward	None
John T. Wilson	None
Karen Wurdack, PhD	None

dd

Columbia Large Cap Growth Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Paul J. Berlinguet	$50,001-$100,000
Edward P. Hickey	$100,001-$500,000
Roger R. Sullivan	None
Mary-Ann Ward	None
John T. Wilson	$100,001-$500,000

Columbia Disciplined Value Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Vikram J. Kuriyan, PhD	None

Columbia Common Stock Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Guy W. Pope	$100,001-$500,000

Columbia Small Cap Core Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Richard D’Auteuil	None
Peter Larson	None
Allyn Seymour	None
Alfred F. Alley	None

Columbia Dividend Income Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Richard E. Dahlberg	$100,001 -$500,000
Scott Davis	None

ee

Compensation

As of each Fund’s most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of certain Columbia Funds. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three-and five-year performance. The Advisor may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Columbia Asset Allocation Fund

Portfolio Managers	Performance Benchmark	Peer Group
Timothy Anderson	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Leonard A. Aplet	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Stephen D. Barbaro	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Paul J. Berlinguet	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Daniel H. Cole	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Wayne M. Collette	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Fred Copper	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Kevin Cronk	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Paul J. DiGiacomo	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Daniele M. Donahoe	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Lori J. Ensinger	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Edward P. Hickey	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
David I. Hoffman	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Jasmine (Weili) Huang	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Jeremy Javidi	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Vikram J. Kuriyan, PhD	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Thomas LaPointe	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Jon Michael Morgan	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
George J. Myers	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Daisuke Nomoto	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Noah J. Petrucci	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Christian Pineno	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Clifford D. Siverd	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Diane L. Sobin	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Roger R. Sullivan	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Mary-Ann Ward	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
John T. Wilson	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category
Karen Wurdack, PhD	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category

ff

Columbia Large Cap Growth Fund

Portfolio Managers	Performance Benchmark	Peer Group
Paul J. Berlinguet	Russell 1000 Growth TR	Morningstar Large Growth Category
Edward P. Hickey	Russell 1000 Growth TR	Morningstar Large Growth Category
Roger R. Sullivan	Russell 1000 Growth TR	Morningstar Large Growth Category
Mary-Ann Ward	Russell 1000 Growth TR	Morningstar Large Growth Category
John T. Wilson	Russell 1000 Growth TR	Morningstar Large Growth Category

Columbia Disciplined Value Fund

Portfolio Manager	Performance Benchmark	Peer Group
Vikram J. Kuriyan, PhD	Russell 1000 Value TR	Lipper Multi-Cap Value Category

Columbia Common Stock Fund

Portfolio Manager	Performance Benchmark	Peer Group
Guy W. Pope	Russell 1000 TR	Morningstar Large Blend Category

Columbia Small Cap Core Fund

Portfolio Managers	Performance Benchmark	Peer Group
Richard D’Auteuil	Russell 2000 TR	Morningstar Small Blend Category
Peter Larson	Russell 2000 TR	Morningstar Small Blend Category
Allyn Seymour	Russell 2000 TR	Morningstar Small Blend Category
Alfred F. Alley	Russell 2000 TR	Morningstar Small Blend Category

Columbia Dividend Income Fund

Portfolio Managers	Performance Benchmark	Peer Group
Richard E. Dahlberg	Russell 1000 Value TR	Lipper Equity Income Category
Scott Davis	Russell 1000 Value TR	Lipper Equity Income Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is influenced by assets under management.

Ownership of the Funds

As of record on December 31, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

As of record on December 31, 2006, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

COLUMBIA ASSET ALLOCATION FUND

Shareholder (name and address)	Percent of Class Total (%)
Class Z Shares
BANK OF AMERICA NA	12.36
411 N AKARD STREET
DALLAS TX 75201-3307

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COLUMBIA LARGE CAP GROWTH FUND

Shareholder (name and address)	Percent of Class Total (%)
Class Z Shares
BANK OF AMERICA NA	34.58
411 N AKARD STREET
DALLAS TX 75201-3307
Class C Shares
MERRILL LYNCH PIERCE FENNER & SMITH	8.66
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR. E FL 3
JACKSONVILLE, FL 32246-6484

COLUMBIA DISCIPLINED VALUE FUND

Shareholder (name and address)	Percent of Class Total (%)
Class B Shares
MORGAN STANLEY DW	5.06
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311
Class C Shares
MERRILL LYNCH PIERCE FENNER & SMITH	11.72
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
Class Z Shares
BANK OF AMERICA NA	77.26
411 N AKARD STREET
DALLAS TX 75201-3307
AMVESCAP NATIONAL TRUST CO AS AGENT	5.92
FOR FLEET NATIONAL BANK FBO
AEROFLEX INCORPORATED EM
PO BOX 105779
ATLANTA GA 30348-5779
AMVESCAP NATIONAL TRUST CO AS AGENT	5.70
FOR FLEET NATIONAL BANK FBO
LEVITON MANUFACTURING SAVINGS PLAN
PO BOX 105779
ATLANTA GA 30348-5779

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COLUMBIA COMMON STOCK FUND

Shareholder (name and address)	Percent of Class Total (%)
Class C Shares
FIRST CLEARING LLC	15.75
LATONYA LESTER IRREV TRUST
WANDA THOMPSON TTEE
4001 OFFICE COURT DR BLDG 1000
SANTA FE, NM 87501
FIRST CLEARING LLC	13.19
SHELLY MCCORMICK IRREV TRUST
2200 CHAMPION SPRINGS RANCH
ANNAPOLIS MO 63620-8729
FRANCIS SHEEHY TTEE	6.90
LIBERTY OXYGEN & HOME CARE 401K
PSP & TRUST FBO FRANCIS SHEEHY
4820 PARK GLEN RD
ST LOUIS PARK MN 55416-5702
AMERICAN ENTERPRISE INVESTMENT SVCS	5.62
PO BOX 9446
MINNEAPOLIS MN 55440-9446
NFS LLC FEBO	5.13
DAVID E SULLIVAN
SUZANNE E SULLIVAN
18 PINE RD
WEST HARTFORD CT 06119-1045
Class Z Shares
BANK OF AMERICA NA	38.17
411 N AKARD STREET
DALLAS TX 75201-3307
CHARLES SCHWAB & CO INC.	7.17
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

ii

COLUMBIA SMALL CAP CORE FUND

Shareholder (name and address)	Percent of Class Total (%)
Class Z Shares
BANK OF AMERICA NA	67.49
411 N AKARD ST
DALLAS TX 75201-3307
Class C Shares
CITIGROUP GLOBAL MARKETS, INC.	9.48
333 W 34TH ST
NEW YORK NY 10001-2402
MERRILL LYNCH PIERCE FENNER & SMITH	6.79
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
MORGAN STANLEY DW	5.48
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311
Class A Shares
CHARLES SCHWAB & CO INC.	27.70
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
MITRA & CO EXP	6.20
M&I TRUST COMPANY NA
11270 WEST PARK PLACE SUITE 400
MILWAUKEE WI 53224-3623
Class T Shares
CHARLES SCHWAB & CO INC.	14.83
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

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COLUMBIA DIVIDEND INCOME FUND

Shareholder (name and address)	Percent of Class Total (%)
Class Z Shares
BANK OF AMERICA NA	87.05
411 N AKARD STREET
DALLAS TX 75201-3307
Class A Shares
MERRILL LYNCH PIERCE FENNER & SMITH	6.63
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484
Class B Shares
CITIGROUP GLOBAL MARKETS, INC.	6.08
333 W 34TH ST
NEW YORK NY 10001-2402
MERRILL LYNCH PIERCE FENNER & SMITH	5.45
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484
Class C Shares
MORGAN STANLEY DW	19.70
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311
CITIGROUP GLOBAL MARKETS, INC.	10.76
333 W 34TH ST
NEW YORK NY 10001-2402
MERRILL LYNCH PIERCE FENNER & SMITH	7.70
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

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Sales Charges (dollars in thousands)

ASSET ALLOCATION FUND

	Class A Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$36	$39	$56
Initial sales charges retained by CMD	7	6	8
Aggregate contingent deferred sales charges (“CDSC”) on Fund redemptions retained by CMD	0	0	0

	Class B Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$13	$11	$10

	Class C Shares
	Years ended September 30,
	2006		2005		2004
Aggregate CDSC on Fund redemptions retained by CMD	(a	)	(a	)	(a	)

	Class G Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$32	$65	$123

	Class T Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$26	$30	$44
Initial sales charges retained by CMD	4	4	7
Aggregate CDSC on Fund redemptions retained by CMD	0	0	0

(a)	Rounds to less than $1.

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GROWTH FUND

	Class A Shares
	Years ended September 30,
	2006(a)	2005	2004
Aggregate initial sales charges on Fund share sales	$50	$46	$53
Initial sales charges retained by CMD	25	7	8
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	1	0	0

	Class B Shares
	Years ended September 30,
	2006(a)	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$547	$18	$5

	Class C Shares
	Years ended September 30,
	2006(a)	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$4	$1	(b	)

	Class E Shares
	Years ended September 30,

	2006(a)		2005		2004
Initial sales charges retained by CMD	(b	)	(c	)	(c	)
Aggregate CDSC on Fund redemptions retained by CMD	0		(c	)	(c	)

	Class F Shares
	Years ended September 30,

	2006(a)	2005		2004
Aggregate CDSC on Fund redemptions retained by CMD	$9	(c	)	(c	)

	Class G Shares
	Years ended September 30,

	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$61	$115	$126

	Class T Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$61	$85	$123
Initial sales charges retained by CMD	8	11	16
Aggregate CDSC on Fund redemptions retained by CMD	0	0	0

(a)	Includes amounts retained by CMD for acquired funds.

(b)	Rounds to less than one.

(c)	Class E and Class F shares were not offered during the periods shown.

mm

VALUE FUND

	Class A Shares
	Years ended September 30,

	2006		2005	2004
Aggregate initial sales charges on Fund share sales	$81		$30	$23
Initial sales charges retained by CMD	14		5	4
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	(a	)	0	0

	Class B Shares
	Years ended September 30,

	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$10	$5	$1

	Class C Shares
	Years ended September 30,

	2006		2005		2004
Aggregate CDSC on Fund redemptions retained by CMD	(a	)	(a	)	(a	)

	Class G Shares
	Years ended September 30,

	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$5	$14	$21

	Class T Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$25	$30	$41
Initial sales charges retained by CMD	4	4	6
Aggregate CDSC on Fund redemptions retained by CMD	0	0	0

(a)	Rounds to less than $1.

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COMMON STOCK FUND

	Class A Shares
	Years ended September 30,
	2006		2005	2004
Aggregate initial sales charges on Fund share sales	$22		$25	$50
Initial sales charges retained by CMD	3		4	8
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	(a	)	3	0

	Class B Shares
	Years ended September 30,

	2006	2005	2004
Aggregate CDSC on Fund redemptions received by CMD	$15	$14	$6

	Class C Shares
	Years ended September 30,

	2006	2005		2004
Aggregate CDSC on Fund redemptions retained by CMD	$1	(a	)	(a	)

	Class G Shares
	Years ended September 30,

	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$15	$36	$47

	Class T Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$26	$40	$52
Initial sales charges retained by CMD	4	5	8
Aggregate CDSC on Fund redemptions retained by CMD	0	0	0

(a)	Rounds to less than $1.

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SMALL CAP CORE FUND

	Class A Shares
	Years ended September 30,
	2006		2005	2004
Aggregate initial sales charges on Fund share sales	$34		$67	$1,402
Initial sales charges retained by CMD	5		10	193
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	(a	)	1	1

	Class B Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$81	$83	$57

	Class C Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$2	$7	$20

	Class G Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$15	$30	$19

	Class T Shares
	Years ended September 30,
	2006	2005		2004
Aggregate initial sales charges on Fund share sales	$26	$43		$62
Initial sales charges retained by CMD	4	6		10
Aggregate CDSC on Fund redemptions retained by CMD	0	(a	)	(a	)

(a)	Rounds to less than $1.

pp

DIVIDEND FUND

	Class A Shares
	Years ended September 30,
	2006(a)		2005	2004
Aggregate initial sales charges on Fund share sales	$220		$255	$111
Initial sales charges retained by CMD	44		39	18
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	(b	)	1	0

	Class B Shares
	Years ended September 30,
	2006(a)	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$140	$25	$8

	Class C Shares
	Years ended September 30,
	2006(a)	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$2	$2	(b	)

	Class G Shares
	Years ended September 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions received by CMD	$4	$9	$19

	Class T Shares
	Years ended September 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$12	$18	$23
Initial sales charges retained by CMD	2	3	3
Aggregate CDSC on Fund redemptions retained by CMD	0	0	0

(a)	Includes amounts retained by CMD for acquired fund.

(b)	Rounds to less than $1.

qq

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Growth Fund also offers Class E and Class F shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds pay CMD monthly a service fee at an annual rate of 0.25% of each Fund’s average daily net assets attributed to Class A, B and C shares. The Funds also pay CMD monthly a distribution fee at an annual rate of 0.10% of each Fund’s average daily net assets attributed to Class A shares and 0.75% of each Fund’s average daily net assets attributed to Class B and Class C shares. The Growth Fund also pays CMD monthly a distribution fee at an annual rate of 0.10% of the Fund’s average daily net assets attributed to Class E shares and 0.75% of the Fund’s average daily net assets attributed to Class F shares.

For the current fiscal year, CMD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CMD distribution and service fees up to a maximum of 1.15% of each Fund’s average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% shareholder liaison services and up to 0.25% administrative support services).

For the current fiscal year, the Funds’ payments under the Plan for each of distribution services, shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (“FSFs”) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD’s expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds’ assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Funds agree to pay each institution a fee at an annual rate of up to 0.50%, comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution’s customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its

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initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Eight years after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B shares purchased or acquired prior to January 1, 2001.

Sales-related expenses (dollars in thousands) of CMD relating to the Funds for the fiscal year ended September 30, 2006 were:

	ASSET ALLOCATION FUND
	Class A Shares	Class B Shares		Class C Shares		Class G Shares		Class T Shares
Fees to FSFs	$14	$28		$6		$58		$541
Cost of sales material relating to the Fund (including printing and mailing expenses)	1	(a	)	(a	)	(a	)	6
Allocated travel, entertainment and other promotional expenses (including advertising)	4	3		1		4		47

	GROWTH FUND
	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares		Class G Shares	Class T Shares
Fees to FSFs	$320	$795	$114	$29	$25		$138	$644
Cost of sales material relating to the Fund (including printing and mailing expenses)	7	5	1	1	(a	)	1	7
Allocated travel, entertainment and other promotional expenses (including advertising)	59	36	6	5	1		7	52

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	VALUE FUND
	Class A Shares	Class B Shares		Class C Shares		Class G Shares		Class T Shares
Fees to FSFs	$17	$20		$9		$12		$408
Cost of sales material relating to the Fund (including printing and mailing expenses)	1	(a	)	(a	)	(a	)	4
Allocated travel, entertainment and other promotional expenses (including advertising)	11	3		2		1		29

	COMMON STOCK FUND
	Class A Shares		Class B Shares		Class C Shares		Class G Shares		Class T Shares
Fees to FSFs	$29		$20		$6		$24		$521
Cost of sales material relating to the Fund (including printing and mailing expenses)	(a	)	(a	)	(a	)	(a	)	4
Allocated travel, entertainment and other promotional expenses (including advertising)	4		2		1		1		34

	SMALL CAP CORE FUND
	Class A Shares	Class B Shares	Class C Shares	Class G Shares		Class T Shares
Fees to FSFs	$639	$121	$140	$25		$435
Cost of sales material relating to the Fund (including printing and mailing expenses)	6	1	1	(a	)	4
Allocated travel, entertainment and other promotional expenses (including advertising)	47	8	9	2		29

	DIVIDEND FUND
	Class A Shares	Class B Shares	Class C Shares	Class G Shares		Class T Shares
Fees to FSFs	$653	$188	$52	$8		$290
Cost of sales material relating to the Fund (including printing and mailing expenses)	9	2	1	(a	)	2
Allocated travel, entertainment and other promotional expenses (including advertising)	68	13	7	(a	)	13

(a)	Rounds to less than $1.

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CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds’ custodian. The custodian is responsible for safeguarding and controlling the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds’ independent registered public accounting firm, providing audit and tax return services and assistance and consultation in connection with various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included for the fiscal years ended September 30, 2006, 2005 and 2004, in reliance upon the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001 has been derived from the Fund’s financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights.

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STATEMENT OF ADDITIONAL INFORMATION

PART 2

The following information applies generally to most funds advised by the Advisor. “Funds” include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust (each a “Trust” and together, the “Trusts”). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund’s Prospectus and to Part 1 of this Statement of Additional Information (“SAI”) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund’s investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor’s decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as “portfolio turnover” and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund’s investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other mutual funds. The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund’s portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund’s portfolio.

Short Sales

A Fund’s short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody’s or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor’s credit analysis of lower-rated debt securities may have a greater impact on the Fund’s achievement of its investment goal; and

1

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company’s capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund’s custodian or by a sub-custodian or depository. See also “Foreign Currency Transactions” below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain (PFIC tax) related to the investment. This “excess distribution” will be allocated over the Fund’s holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the “excess distribution” allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See “Taxes” below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds (“ETFs”). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

2

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (“Zeros”)

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (“Steps”)

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (“PIK”) Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker’s acceptances are used to finance the import, export or storage of goods and are “accepted” when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

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Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, “U.S. Government obligations”) that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund’s investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities (“STRIPS”) are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund’s assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a

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segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) Paper”). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund’s limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their “face value,” and may include stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds’ Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are “Municipal Securities” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

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The two principal classifications of Municipal Securities which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent such NRSRO’s opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate “issuer” as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain

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private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in “private activity bonds,” the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by

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the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments (“When-Issued” and “Delayed Delivery” Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments” and “when-issued securities”) if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including “collateralized mortgage obligations” (CMOs) and “real estate mortgage investment conduits” (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by

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mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security’s life) and decrease as interest rates rise (effectively lengthening the security’s life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under “Lower Rated Debt Securities” and “Mortgage-Backed Securities.” In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates

Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly “disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Fund’s present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition,

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if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund’s ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

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If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (“OTC”) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s Prospectus) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events – such as volume in excess of trading or clearing capability – were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund’s ability to realize its profits or limit its losses.

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Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.”

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

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Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

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Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

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Fund’s portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security a basket of securities or an index.

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The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Funds may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See “Taxes” for information on tax risks associated with equity swaps.

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Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

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Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community’s European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

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There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust’s Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations

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are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund’s Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

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Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor’s opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts (“GICs”), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts (“BICs”) issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

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Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company’s common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company’s common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as “Structured Yield Product Exchangeable for Stock” (“STRYPES”), “Trust Automatic Common Exchange Securities” (“TRACES”), “Trust Issued Mandatory Exchange Securities” (“TIMES”), “Trust Enhanced Dividend Securities” (“TRENDS”) and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund’s investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts (“GDRs”) are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds’ respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund’s net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities (“U.S. Government Securities”), high quality commercial paper (rated A-1 or better by S&P or

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P-1 or better by Moody’s), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify for the special tax treatment accorded “regulated investment company” and its shareholders, a Fund must (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than U.S. government securities or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. In addition, for purposes of meeting the diversification requirement described in (b) above, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Finally, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company that is accorded special tax treatment, a Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. A Fund’s foreign-source income, if any, may be subject to foreign withholding taxes. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be

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taxable as ordinary income to the shareholders, except to the extent they were treated as “qualified dividend income,” as described below. Some portions of distributions taxed at the fund level might be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the underdistributed amounts. For these purposes, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Dividends Received Deductions. Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3 to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Return of Capital Distributions. If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by

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U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. For federal income tax purposes, distributions from a Fund of investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in the Fund. In general, any distributions taxable as long-term capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether received in cash or reinvested in Fund shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Qualified Dividend Income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Funds that invest substantially in bonds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by a Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will qualify to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Funds’ taxable year, it has at least 50% of its total assets invested in obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends will be treated as interest excludable from shareholders’ gross income for federal tax purposes (but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to

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total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain “private activity bonds” issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation’s alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund’s ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its “stated redemption price” (in the case of a bond with original issue discount, its “revised issue price”).

Gains realized by the Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from a Fund. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users, as further defined in the Code. Income derived from the Fund’s investments other than tax-exempt instruments may give rise to taxable income. The Fund’s shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of exempt-interest dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest

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dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. You are advised to consult with your tax advisor to determine the applicability of these regulations with regard to your individual circumstances.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax. However, it may apply to distributions that are properly designated as exempt-interest dividends. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, such foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. A Fund’s investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

In particular, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the

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gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Finally, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Higher-Risk Securities. Certain Funds may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Currency-Denominated Securities and Related Hedging Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Certain hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) may produce a difference between the Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes; however if more than 50% of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the

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taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The tax on PFIC distributors and the sale of interests in PFICS cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the passive foreign investment company as a “qualified electing fund” (a “QEF election”). In this case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from USRPIs, which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above), the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of whose stock was held directly or indirectly by foreign persons. In respect of dividends paid or deemed paid before January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, exempt — interest dividends or Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Large Cap Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a “present interest” that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return (Form 709) on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the federal gift tax annual exclusion, which in 2007 is $12,000, or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan. The donor and his or her spouse may elect “gift splitting” for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the donor’s gift as having been made one-half by each of them. Under the Columbia Advantage Plan, gift splitting would allow a donor’s gift of up to $24,000 to quality for the federal gift tax annual exclusion.

Under the Columbia Gift Plan, the entire amount of the gift will be a “future interest” for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of Trust Shares, exceed the federal gift tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor’s federal gift and estate tax exemption (if any) that would otherwise be available for future gifts or transfers at death.

The donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

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Generation-Skipping Transfer Taxes. If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the “GST tax”) unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the “GST exemption”), equal to $2,000,000 in 2007, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (45% for gifts made in 2007) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes. The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for federal income tax purposes, as the “owner” of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the “owner” of all of the Fund shares in the account for federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal federal income tax return. The trust will not pay federal income taxes on any of the trust’s income or capital gains. The trustee will prepare and file the federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year. If the beneficiary is under eighteen years of age, these amounts may be subject to federal income taxation at the marginal rate applicable to the beneficiary’s parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust’s income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust’s ordinary income and short-term capital gains and the trust’s long-term capital gains equal to the highest marginal federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust’s income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any federal or state income taxes by redeeming Fund shares. The beneficiary will not pay federal income taxes on any of the trust’s income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary’s estate will have a basis equal to the value of the shares at the beneficiary’s death (or the alternate valuation date for federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR Due to the complexity of federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC (“Columbia Advisors” or “CMA” or the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and

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management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC (“CMG”), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is an indirect, wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. (“Columbia Management”) merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

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Trustees and Officers (this section applies to all of the Funds)

Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees
Thomas C. Theobald (Born 1937)	Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004.	81

Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955)	Trustee	1996	Independent business executive since May, 2006; Executive Vice President — Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001.	81	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees
Janet Langford Kelly (Born 1957)	Trustee	1996

Deputy General Counsel — Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006; Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003.

				81	None

Richard W. Lowry (Born 1936)	Trustee	1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).	81	Liberty All-Star Equity Fund (registered investment company); Liberty All-Star Growth Fund, Inc. (registered investment company)

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees
Charles R. Nelson (Born 1943)	Trustee	1981	Professor of Economics, University of Washington since January, 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington since September, 1980; Associate Editor, Journal of Money Credit and Banking since September, 1993; consultant on econometric and statistical matters.	81	None

John J. Neuhauser (Born 1942)	Trustee	1985	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005.	81	Liberty All-Star Equity Fund (registered investment company); Liberty All-Star Growth Fund, Inc. (registered investment company)

Patrick J. Simpson (Born 1944)	Trustee	2000	Partner, Perkins Coie L.L.P. (law firm).	81	None

Thomas E. Stitzel (Born 1936)	Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst.	81	None

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Anne-Lee Verville (Born 1945)	Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	81	None
Interested Trustee
William E. Mayer(3) (Born 1940)	Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February, 1999, Dean and Professor, College of Business, University of Maryland, 1992 to 1997.	81	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing).

(1)	The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

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Name, Year of Birth and Address	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers
Christopher L. Wilson (Born 1957)	President	2004

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007

Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004

Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July, 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004

Director of Fund Administration since January, 2006; Fund Controller from October, 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004

Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)	Deputy Treasurer	2004

Director of Fund Administration since January, 2006; Vice President of the Adviser from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers
Marybeth C. Pilat (Born 1968)	Assistant Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006

Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April, 2005; Partner, Goodwin Procter LLP (law firm) prior to April, 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March, 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February, 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April, 2002; Assistant Vice President of Taxes and Distributions of the Advisor from 2001 to April, 2002.

Each of the Trust’s Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributors and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders’ meeting in 2005, and will hold a shareholders’ meeting at least once every five years thereafter to elect Trustees.

Trustee Positions

As of December 31, 2006, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

General

The Trustees serve as trustees of 81 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee,

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including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (“Declaration”) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the “Agreement”), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See “Fund Charges and Expenses” in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform certain administrative services:

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Large Cap Growth Fund’s Class E and Class F with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS’s fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

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The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under separate agreements (“Outsourcing Agreements”), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreements. See “Fund Charges and Expenses” in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options (“other instruments”). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

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“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking “best execution” (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

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It is the Advisor’s policy generally to seek best execution, which is to place the Funds’ transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm’s general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor’s expenses. In the Advisor’s opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor’s overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund’s portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

CMD is the principal underwriter of the Trust’s shares. CMD has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See “Fund Charges and Expenses” in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days’ notice by the Fund to CMS or generally by 6 months’ notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such

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indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is

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prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Fund Information. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings by the Funds, CMA and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds’ website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit CMA and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. CMA has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures. The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. This information is available on the Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Funds, a complete list of portfolio holdings as of fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For money market Funds, a complete list of portfolio holdings as of month-end is posted approximately five business days after such month-end.

Certain Funds shall also disclose their largest holdings, as a percent of market value of the Funds’ portfolios, as of month-end on their website generally within 15 days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.

The scope of the information provided pursuant to the Funds’ policies relating to each Fund’s portfolio that is made available on the website may change from time to time without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public room.

With respect to the variable insurance trusts, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

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The Funds, CMA and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds’ website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.

Other Disclosures. The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds’ chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds’ sub-advisers, the Funds’ independent registered public accounting firm, legal counsel, financial printers, the Funds’ proxy solicitor, the Funds’ proxy voting service provider, and rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds’ Chief Executive Officer. These special arrangements are the following:

Identity of Recipient	Compensation/ Consideration Received	Conditions/ Restrictions on Use of Information	Frequency of Disclosure
InvestorTools, Inc.	None	Access to holdings granted solely for the purpose of testing back office conversion of trading systems.	Real time
ING Insurance Company	None	Access to holdings granted for specific funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly
Institutional Shareholder Services, Inc. (“ISS”)	None	ISS is the proxy service provider to the Funds. Holdings are only redistributed by ISS through voting the shares held and within the Funds’ N-PX filings.	Daily
Glass-Lewis	None	Glass-Lewis receives holdings information in connection with testing the firm’s proxy services.	Daily
CMS Bondedge	None

CMS Bondedge is the vendor for an application used by CMA’s Fixed Income Portfolio Management team as an analytical and trading tool. CMS Bondedge may receive holdings information to assist in resolving technical difficulties with the application.

Ad-hoc

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Identity of Recipient	Compensation/ Consideration Received	Conditions/ Restrictions on Use of Information	Frequency of Disclosure
Linedata Services, Inc.	None	Linedata is the software vendor for the LongView Trade Order Management System. Linedata may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc
JP Morgan	None	JP Morgan provides the High Yield team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly
Malaspina Communications	None	Vendor used to facilitate writing, publishing, and mailing Fund shareholder reports and communications including shareholder letter and management’s discussion of fund performance.	Quarterly
Data Communique	None	Vendor used to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly
Evare LLP	None	Evare obtains account information for purposes of standardizing and reformatting data according to CMA’s specifications for use in the reconciliation process.	Daily
Factset Data Systems, Inc.	None	FactSet provides quantitative analytics, charting and fundamental data to CMA. FactSet requires holdings information to provide the analytics.	Daily
RR Donnelly/WE Andrews	None	Printer for the Funds’ prospectuses, supplements, SAIs, fact sheets, brochures.	Monthly
Merrill and Bowne	None	Printer for the Funds’ prospectuses, supplements, and SAIs.	Monthly
Merrill Corporation	None	Provides fulfillment of the Funds’ prospectuses, supplements, SAIs, and sales materials.	Monthly
Citigroup	None

Citigroup is the software vendor for Yield Book, an analytic software program. CMA uses Yield Book to perform ongoing risk analysis and management of the fixed income funds and fixed income separately managed accounts.

Daily

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of trading on the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund’s redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into

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U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust’s Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund’s NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust’s Board of Trustees.

(The following two paragraphs are applicable only to Columbia Greater China Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund’s NAV is not calculated.

The calculation of the Fund’s NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund’s portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund’s NAV is calculated) will not be reflected in the Fund’s calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund’s NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund’s shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust’s Trustees have adopted procedures intended to stabilize a money market fund’s NAV per share at $1.00. If a money market fund’s market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust’s Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio’s maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust’s Trustees to present minimal credit risk.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day’s transactions. If the FSF fails to transmit before the Fund processes that day’s transactions, the customer’s entitlement to that day’s closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the

47

close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund’s shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD’s commission is the sales charge shown in the Fund’s Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application (“Application”), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser’s bank or checkwriting privilege checks for which there are insufficient funds in a shareholder’s account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder’s agent whenever it receives instructions to carry out a transaction on the shareholder’s account. Upon receipt of instructions that shares are to be purchased for a shareholder’s account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under “How to Sell Shares” in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

ADDITIONAL INVESTOR SERVICING PAYMENTS

The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (“additional shareholder services”). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trust’s Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See “Additional Financial Intermediary Payments” for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

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The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

As described above and in the section [“12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares”], financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under “Investor Servicing Payments”. For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in “Additional Investor Servicing Payments”. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading “Fees and Expenses” in the Fund’s prospectus.

Marketing Support Payments

CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Money Market Funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in the Fund.

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As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.

AIG Advisor Group

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Banc of America Securities LLC

Bank of America, N.A.

Bank of New York

Bear Stearns Securities Corporation

BMO Nesbitt Burns

Brown Brothers Harriman & Co.

Chicago Mercantile Exchange

Citicorp Investment Services

Commonwealth Financial Network

Custodial Trust Company

FAS Corp.

Ferris Baker Watts

Fidelity Brokerage Services, Inc.

FinancialOxygen, Inc.

Genworth Financial, Inc.

Goldman, Sachs & Co.

Harris Corporation

Huntington Capital Corp.

Independent Financial Markets Group, Inc.

ING Group

J.J.B. Hilliard, W.L. Lyons, Inc.

Lincoln Financial Advisors Corp.

Linsco/Private Ledger Corp. (LPL)

Mellon Financial Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market One

Morgan Stanley DW Inc.

Pershing LLC

PNC Bank, N.A.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

SEI Investments Distribution Company

SVB Securities

Summit Bank

Sungard Institutional Brokerage Inc.

Sun Life Assurance Company of Canada

TIAA-CREF Life Insurance Company

Transamerica Corporation

UBS Financial Services Inc.

US Bank Trust

Wachovia Securities LLC

Webster Investment Services, Inc.

Wells Fargo Funds Management, LLC

Wells Fargo Corporate Trust Services

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CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Investor Servicing Payments

CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see “Additional Investor Servicing Payments”) and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC

Administrative Management Group

ADP Retirement Services

Ameriprise Financial Services, Inc.

AST Trust Company

Benefit Plan Administrators

Bisys Retirement Services

Ceridian Retirement Plan Services

Charles Schwab & Co.

Citigroup Global Markets Inc.

CitiStreet LLC

City National Bank

Compensation & Capital Administrative Services, Inc.

CompuSys Erisa Group of Companies

CPI Qualified Plan Consultants, Inc.

Crown Point Trust Company

Daily Access Corporation

Digital Retirement Solutions

ExpertPlan

Fidelity Investments Institutional Operations Co.

Fiserv Trust Company Great West Life & Annuity Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hewitt Associates LLC

Invesmart, Inc.

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JP Morgan Retirement Plan Services LLC

Lincoln Financial Group

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Massachusetts Mutual Life Insurance Company

Matrix Settlement & Clearance Services

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MFS Retirement Services, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley DW Inc.

National Investor Services Corp.

Nationwide Investment Services

New York State Deferred Compensation Board

NYLIFE Distributors LLC

PNC Advisors

Princeton Retirement Group

RBC Dain Rauscher Inc.

Stanton Trust Sungard Investment Products, Inc.

The 401k Company

T. Rowe Price Group, Inc.

The Gem Group, L.P.

The Principal Financial Group

The Vanguard Group, Inc.

Trustlynx

Unified Trust Company, N.A.

Union Bank of California, N.A.

Upromise Investments, Inc.

Valic Retirement Services

Wachovia Securities, LLC

Wells Fargo Bank, N.A.

Wells Fargo Funds Management, LLC

Wilmington Trust Corporation

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

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SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund’s shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See “Programs For Reducing or Eliminating Sales Charges” below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the “Services Plan”) pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund. Such services are provided to the institution’s customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund’s administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution’s customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of

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each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution (“Service Organization”) relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not “interested persons” of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds’ service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds’ arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder’s bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder’s existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

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PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1.	the current purchase; and

2.	the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent (“Statement”). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder’s FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1.	Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds’ Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

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Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

Banks, trust companies and thrift institutions, acting as fiduciaries.

2.	Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

(For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3.	Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4.	Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5.	Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6.	Reorganizations. At the Fund’s discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7.	Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8.	Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

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2.	Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account’s value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under “How to Sell Shares — Systematic Withdrawal Plan.”

3.	Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6.	Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

7.	Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8.	Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9.	Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10.	IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

11.	Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12.	Plans of Reorganization. At the Funds’ discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

13.	Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14.	The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder’s FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form).

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However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund’s shares are valued to receive that day’s price, FSF’s are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan (“SWP”). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder’s investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder’s investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder’s account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder’s account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder’s account balance is less than the shareholder’s base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder’s income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder’s FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder’s account.

A Fund may terminate a shareholder’s SWP if the shareholder’s account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in “street name” by certain FSFs may not be able to participate in a SWP. If a shareholder’s Fund shares are held in “street name,” the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in “street name” must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund’s shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day’s closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable

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procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the ‘‘Bank’’). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank’s rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder’s open account, the check will be returned marked ‘‘insufficient funds’’ and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund’s net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a ‘‘contingent deferred sales charge.’’ An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund’s average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund’s average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge

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of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

Amount of Transaction	Reallowance to Dealers As A % of Offering Price Per Share - Bond Funds	Reallowance to Dealers As A % of Offering Price Per Share - Equity Funds
Less than $50,000	4.25	5.00
$50,000 but less than $ 100,000	3.75	3.75
$100,000 but less than $250,000	2.75	2.75
$250,000 but less than $500,000	2.00	2.00
$500,000 but less than $1,000,000	1.75	1.75
$1,000,000 and over	0.00	0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation’s affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.00
Through second year	4.00
Through third year	3.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Longer than six years	None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

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The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.50
Through second year	5.00
Through third year	4.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Through the seventh year	None
Longer than seven years	None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See “Class T Shares.” The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor’s Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates — (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor’s Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

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Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges (“CDSCs”) and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.00
Through second year	4.00
Through third year	3.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Longer than six years	0.00

Automatic conversion to Class A shares occurs eight years after purchase.

Purchases in excess of $50,000 are no longer accepted for Class B shares.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder’s election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (“include Funds”) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (“exclude Funds”) will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

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By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders’ right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

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At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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APPENDIX I

DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB– rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB–rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(–) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing

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credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody’s may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+’.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery on these securities, and ‘D’ represents the lowest potential for recovery.

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APPENDIX II

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised September 30, 2005 and April 25, 2006

All proxies1 regarding client securities for which Columbia Management Advisors, LLC (“CMA”) has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA’s clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds’ Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions shall include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

[1]	The term “proxy” as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

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(b)	review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c)	review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d)	development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee’s purpose, membership and operation. The Proxy Committee’s charter is consistent, in all material respects, with this policy and procedure.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest Disclosure and Certification Form and submitting the form to Compliance Risk Management (“CRM”). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA’s proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the

[2]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	BAC’s enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

2.	In addition, BAC has adopted “Global Policies and Procedures Regarding Information Walls and Inside Information.” Pursuant to these policies and procedures, “information barriers” have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

3.	Within CMA, CMA’s Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of CMA’s Clients.

4.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

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•	To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

•

The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

5.	In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. CMA has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange (“NYSE”), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

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•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value.

•	Balanced interests of continuing vs. cashed-out shareholders.

•	Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

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Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

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Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

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Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

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Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities

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will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

1.	CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. This retention is subject to CMA continuously assessing the vendor’s independence from CMA and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and CMA’s clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

3.	On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

5.	Whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.

Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or Socially Responsible clients may impact a proposal that

84

normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA’s voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA’s Form ADV. Upon receipt of a Client’s request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients’ proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Appendix B – Pro Forma Financial Statements

[•]

B-1

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

	Equity Income Fund	Columbia Dividend Income Fund		Columbia Dividend Income Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Assets
Investments, at cost	$181,606,880	$963,100,415		$1,144,707,295

Investments, at value (including securities on loan of $ - and $50,507,117, respectively)	$230,173,262	$1,192,429,944		$1,422,603,206
Cash	—	561		561
Receivable for:
Investment sold	6,409,449			6,409,449
Fund shares sold	38,555	1,462,400		1,500,955
Interest	—	20,910		20,910
Dividends	572,880	2,274,115		2,846,995
Securities lending	—	8,845		8,845
Foreign tax reclaims	—	7,845		7,845
Expense reimbursement due from Investment Advisor	11,964	—		11,964
Trustees’ deferred compensation plan	—	97,591		97,591
Prepaid expenses	13,730	—		13,730

Total Assets	237,219,840	1,196,302,211		1,433,522,051

Liabilities
Collateral on securities loaned	—	52,239,984		52,239,984
Expense reimbursement due to Investment Advisor		57,612		57,612
Payable to custodian	241,861	—		241,861
Payable for:
Investment purchased		1,197,261		1,197,261
Fund shares repurchased	99,589	1,734,525		1,834,114
Distributions	—	680		680
Investment advisory fee	144,094	618,090		762,184
Administration fee	16,438	61,535		77,973
Transfer agent fee	19,154	94,835		113,989
Pricing and bookkeeping fees	3,676	10,237		13,913
Audit fee	16,526	—		16,526
Trustees’ fees	—	8,097		8,097
Custody fee	638	3,999		4,637
Shareholder servicing fee	48,049	—		48,049
Distribution and service fees	—	159,077		159,077
Principal on loan	1,000,000	—		1,000,000
Interest fee	767	—		767
Chief compliance and officer expenses and fees	—	235		235

Trustees’ deferred compensation plan	—	97,591			97,591
Other liabilities	32,999	310,740	83,142	(d)	426,881

Total Liabilities	1,623,791	56,594,498	83,142	(d)	58,301,431

Net Assets	$235,596,049	$1,139,707,713	$(83,142	)(d)	$1,375,220,620

Composition of Net Assets
Paid-in capital	$181,007,347	$983,268,252			$1,164,275,599
Undistributed net investment income	125,115	295,363	(83,142	)(d)	337,336
Accumulated net realized loss	5,896,815	(73,185,431)			(67,288,616)
Net unrealized appreciation (depreciation) on:
Investments	48,566,382	229,329,529			227,895,911
Foreign currency translations	390	—			390

Net Assets	$235,596,049	$1,139,707,713	$(83,142	)(d)	$1,375,220,620

Class A Shares
Net assets	$—	$370,357,573			$370,357,573
Shares outstanding	—	24,122,564			24,122,564

Net asset value per share (b)	$—	$15.35			$15.35

Maximum sales charge		5.75%			5.75%

Maximum offering price per share ($15.35/0.9425) (c)	$—	$16.29			$16.29

Class B Shares
Net assets	$—	$52,937,436			$52,937,436
Shares outstanding	—	3,522,068			3,522,068

Net asset value and offering price per share (b)	$—	$15.03			$15.03

Class C Shares
Net assets	$—	$20,621,828			$20,621,828
Shares outstanding	—	1,372,868			1,372,868

Net asset value and offering price per share (b)	$—	$15.02			$15.02

Class T Shares
Net assets	$—	100,932,087	—		100,932,087
Shares outstanding	—	6,573,792	—		6,573,792

Net asset value per share (b)	$—	$15.35			$15.35

Maximum sales charge	—	5.75%			5.75%

Maximum offering price per share ($15.35/0.9425) (c)	$—	$16.29			$16.29

Class R shares(a)
Net assets	$—	$—	1,219	(d)	$1,219
Shares outstanding	—	—	122	(e)	122

Net asset value, offering and redemption price per share	$—	$—			$10.03 (f)

Class Z Shares(a)
Net assets	$—			$594,858,789	235,511,688	(d	)	$830,370,477
Shares outstanding	—			38,740,002	15,337,629	(e	)	54,077,631

Net asset value, offering and redemption price per share	$—			$15.36				$15.36

Shares (a)
Net assets	$235,594,830			$—	(235,594,830)			$—
Shares outstanding	23,603,051			—	(23,603,051)			—

Net asset value and offering price per share	$9.98			$—				$—

Retirement Shares (a)
Net assets	$1,219			$—	(1,219)			$—
Shares outstanding	122			—	(122)			—

Net asset value and offering price per share	$10.03	(f	)	$—				$—

(a)	Shares Class shares and Retirement Shares Class shares of Equity Income Fund are exchanged for Class Z shares and new Class R shares, respectively, of Columbia Dividend Income Fund based on the net asset value per share of Columbia Dividend Income Fund’s Class Z shares and new Class R shares at the time of the merger.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	On sales of $50,000 or more the offering price is reduced.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $83,142 and $0 to be borne by Equity Income Fund and Columbia Dividend Income Fund, respectively.

(e)	Reflects estimated shares issued to Equity Income Fund at the time of the merger.

(f)	Net asset value per share rounds due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2007 (Unaudited)

	Equity Income Fund	Columbia Dividend Income Fund		Columbia Dividend Income Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividends	$6,849,832	$29,412,742		$36,262,574
Interest	38,151	2,116,995		2,155,146
Securities lending	—	148,851		148,851
Foreign taxes withheld	(100,725)	(209,259)		(309,984)

Total Investment Income	6,787,258	31,469,329		38,256,587

Expenses:
Investment advisory fee	1,768,020	7,151,747	(350,556)	8,569,211	(a)
Administration fee	352,397	714,875	(194,127)	873,145	(a)
Distribution fee:
Class B	—	425,614		425,614
Class C	—	134,976		134,976
Class G	—	7,810	(7,810)	—	(b)
Retirement Shares	6	—	—	6	(c)
Service fee:
Class A	—	893,354	—	893,354
Class B	—	141,871	—	141,871
Class C	—	44,992	—	44,992
Class G	—	3,618	(3,618)	—	(b)
Shares	572,039	—	(572,039)	—	(c)
Retirement Shares	3	—	(3)	—	(c)
Shareholder service fee - Class T	—	299,083	3,639	302,722	(b)
Transfer agent fee	50,072	761,043	(58,153)	752,962	(e)
Pricing and bookkeeping fees	5,961	155,327	(14,183)	147,105	(d)
Legal and audit fees	35,843	103,379	(31,056)	108,166	(e)
Trustees’ fees	17,775	54,143	(17,775)	54,143	(e)
Custody fee	18,759	43,057	(15,588)	46,228	(e)
Chief compliance officer expenses and fees (See Note 4)	—	4,454	—	4,454
Other expenses	36,864	295,572	(20,292)	312,144	(e)

Expenses before interest expense	2,857,739	11,234,915	(1,281,561)	12,811,093

Interest expense	767	—	(767)	—

Total Expenses	2,858,506	11,234,915	(1,282,328)	12,811,093

Fees and expenses waived or reimbursed by Investment Advisor	(234,050)	(725,253)	544,862	(414,441	)(a)
Fees and expenses waived by Administrator	(37,947)	—	37,947	—	(a)
Fees and expenses waived by Distributior - Class G	—	(7,810)	7,810	—	(b)

Expense Reductions	(3,270)	(22,526)	(1,707)	(27,503)

Net Expenses	2,583,239	10,479,326	(693,416)	12,369,149

Net Investment Income	4,204,019	20,990,003	693,416	25,887,438

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	6,646,316	52,204,503		58,850,819
Foreign currency transactions	5,938			5,938
Written options	70,586			70,586

Total net realized gain (loss)	6,722,840	52,204,503		58,927,343

Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options	16,574,010	96,436,179		113,010,189

Net Gain (Loss)	23,296,850	148,091,482		171,937,532

Net Increase in Net Assets from Operations	$27,500,869	$169,081,485	693,416	$197,824,970

(a)	Based on the contract in effect for Columbia Dividend Income Fund.

(b)	Class G previously merged with Class T.

(c)	Retirement Shares Class shares of Equity Income Fund will be exchanged for Class R shares of Columbia Dividend Income Fund and Shares Class Shares of Equity Income Fund will be exchanged for Class Z shares of Columbia Dividend Income Fund when the merger occurs.

(d)	Bookkeeping fees are based on the contract in effect for Columbia Dividend Income Fund.

(e)	Reflects elimination of duplicate expenses achieved as a result of the merger.

PRO FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007 (Unaudited)

		Equity Income Fund		Columbia Dividend Income Fund		Columbia Dividend Income Fund
	% of Net	Acquired Fund		Acquiring Fund		Pro Forma Combined
	Assets	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Common Stocks	90.6%
CONSUMER DISCRETIONARY	6.7%
Hotels, Restaurants & Leisure	1.7%
McDonald’s Corp.		—	—	430,000	23,422,100	430,000	23,422,100

			—		23,422,100		23,422,100

Media	2.9%
CBS Corp.. Class B		105,000	3,307,500	330,000	10,458,000	435,000	13,765,500
McGraw-Hill Companies, Inc.		—	—	130,000	6,618,300	130,000	6,618,300
Meredith Corp.		—	—	180,000	10,314,000	180,000	10,314,000
Newell rubbermaid, Inc.		225,000	6,484,500	—	—	225,000	6,484,500
Time Warner, Inc.		135,000	2,478,600	—	—	135,000	2,478,600

			12,270,600		27,390,300		39,660,900

Multiline Retail	0.7%
Macy’s, Inc.		—	—	280,000	9,049,600	280,000	9,049,600

			—		9,049,600		9,049,600

Speciality Retail	1.5%
Circuit City Stores, Inc.		100,000	791,000	—	—	100,000	791,000
Home Depot, Inc.		90,000	2,919,600	172,000	5,579,680	262,000	8,499,280
Sherwin-Williams Co.		—	—	166,000	10,907,860	166,000	10,907,860

			3,710,600		16,487,540		20,198,140

CONSUMER DISCRETIONARY TOTAL			15,981,200		76,349,540		92,330,740

CONSUMER STAPLES	12.5%
Beverages	3.7%
Anheuser-Busch Companies, Inc.		—	—	320,000	15,996,800	320,000	15,996,800
Coca-Cola Co.		—	—	140,000	8,045,800	140,000	8,045,800
Diageo PLC, ADR		—	—	235,000	20,616,550	235,000	20,616,550
PepsiCo, Inc.		—	—	80,000	5,860,800	80,000	5,860,800

			—		50,519,950		50,519,950

Food & Staples Retailing	1.2%
SUPERVALU, Inc.		160,000	6,241,600	—	—	160,000	6,241,600
Wal-Mart Stores, Inc.		—	—	246,000	10,737,900

			6,241,600		10,737,900		16,979,500

Food Products	2.4%
ConAgra Foods, Inc.		—	—	300,000	7,839,000	300,000	7,839,000
General Mills, Inc.		—	—	126,000	7,309,260	126,000	7,309,260
H.J. Heinz Co.		60,000	2,772,000	170,000	7,854,000
Nestle SA, ADR, Registred Shares		—	—	60,000	6,715,458	60,000	6,715,458

			2,772,000		29,717,718		32,489,718

Household Products	2.7%
Kimberly-Clark Corp.		50,000	3,513,000	130,000	9,133,800
Proctor & Gamble Co.		—	—	356,000	25,041,040	356,000	25,041,040

			3,513,000		34,174,840		37,687,840

Personal Products	0.4%
Avon Products, Inc.		—	—	160,000	6,004,800	160,000	6,004,800

			—		6,004,800		6,004,800

Tobacco	2.0%
Altria Group, Inc.		70,000	4,867,100	260,000	18,077,800	330,000	22,944,900
Reynolds American, Inc. (a)		—	—	75,000	4,769,250	75,000	4,769,250

			4,867,100		22,847,050		27,714,150

CONSUMER STAPLES TOTAL			17,393,700		154,002,258		171,395,958

ENERGY	9.0%
Energy Equipment & Services	0.5%
Halliburton Co.		195,000	7,488,000	—	—	195,000	7,488,000

			7,488,000		—		7,488,000

Oil, Gas & Consumable Fuels	8.4%
BP PLC, ADR		65,000	4,507,750	150,000	10,402,500	215,000	14,910,250
Chevron Corp.		85,000	7,954,300	250,000	23,395,000	335,000	31,349,300
Exxon Mobil Corp.		—	—	540,000	49,982,400	540,000	49,982,400
Occidental Petroleum Corp.		—	—	92,000	5,895,360
Penn West Energy Trust		135,000	4,194,450	—	—	135,000	4,194,450
Royal Dutch Shell PLC, ADR		—	—	120,000	9,861,600	120,000	9,861,600

			16,656,500		99,536,860		116,193,360

ENERGY TOTAL			24,144,500		99,536,860		123,681,360

FINANCIALS	18.6%
Capital Markets	2.7%
Bank of New York Mellon Corp.		185,000	8,165,900	191,000	8,430,740	376,000	16,596,640
Federated Investors, Inc., Class B		—	—	220,000	8,734,000	220,000	8,734,000
Morgan Stanley		75,000	4,725,000	110,000	6,930,000	185,000	11,655,000

			12,890,900		24,094,740		36,985,640

Commercial Banks	3.4%
National City Corp. (a)		—	—	182,000	4,566,380	182,000	4,566,380

PNC Financial Services Group, Inc.		—	—	76,000	5,175,600	76,000	5,175,600
U.S. Bancorp (a)		153,000	4,977,090	364,000	11,840,920	517,000	16,818,010
Wachovia Corp.		—	—	206,000	10,330,900	206,000	10,330,900
Wells Fargo & Co.		—	—	268,000	9,546,160	268,000	9,546,160

			4,977,090		41,459,960		46,437,050

Diversified Financial Services	2.8%
Citigroup, Inc.		113,000	5,273,710	440,000	20,534,800	553,000	25,808,510
JPMorgan Chase & Co.		—	—	278,000	12,737,960	278,000	12,737,960

			5,273,710		33,272,760		38,546,470

Insurance	8.1%
Arthur J. Gallagher & Co. (a)		285,000	8,256,450	286,000	8,285,420	571,000	16,541,870
Chubb Corp.		—	—	112,000	6,007,680	112,000	6,007,680
Hartford Financial Services Group, Inc.		—	—	184,000	17,029,200	184,000	17,029,200
Lincoln National Corp.		—	—	336,000	22,165,920	336,000	22,165,920
Principal Financial Group, Inc.		—	—	182,000	11,482,380	182,000	11,482,380
RenaissanceRe Holdings Ltd.		90,000	5,886,900	—	—	90,000	5,886,900
Travelers Companies, Inc.		—	—	160,000	8,054,400	160,000	8,054,400
Unum Group				602,000	14,730,940	602,000	14,730,940
Willis Group Holdings Ltd.		—	—	220,000	9,006,800	220,000	9,006,800

			14,143,350		96,762,740		110,906,090

Real Estate Investment Trusts (REITs)	0.2%
Kimco Realty Corp.		—	—	75,000	3,390,750	75,000	3,390,750

			—		3,390,750		3,390,750

Thrifts & Mortgage Finance	1.4%
Freddie Mac		105,000	6,196,050	220,000	12,982,200	325,000	19,178,250

			6,196,050		12,982,200		19,178,250

FINANCIALS TOTAL			43,481,100		211,963,150		255,444,250

HEALTH CARE	9.2%
Pharmaceuticals	9.2%
Abbott Laboratories		—	—	281,000	15,067,220	281,000	15,067,220
Bristol-Myers Squibb Co.		—	—	94,000	2,709,080	94,000	2,709,080
Eli Lilly & Co.		70,000	3,985,100
GlaxoSmithKline PLC, ADR (a)		—	—	200,000	10,640,000	200,000	10,640,000
Johnson & Johnson		—	—	270,000	17,739,000	270,000	17,739,000
Medtronic, Inc.		75,000	4,230,750	—	—	75,000	4,230,750
Merck & Co., Inc.		—	—	300,000	15,507,000	300,000	15,507,000
Novartis AG, ADR		105,000	5,770,800	225,000	12,366,000	330,000	18,136,800

Pfizer, Inc.		—	—	1,280,000	31,270,400	1,280,000	31,270,400
Wyeth		—	—	150,000	6,682,500	150,000	6,682,500

			13,986,650		111,981,200		125,967,850

HEALTHCARE TOTAL			13,986,650		111,981,200		125,967,850
INDUSTRIALS	9.3%
Aerospace & Defense	2.9%
Boeing Co.		—	—	106,000	11,128,940	106,000	11,128,940
Honeywell International, Inc.		125,000	7,433,750	—	—	125,000	7,433,750
Raytheon Co.		—	—	95,000	6,062,900	95,000	6,062,900
United Technologies Corp.		—	—	182,000	14,647,360	182,000	14,647,360

			7,433,750		31,839,200		39,272,950

Commercial Services & Supplies	0.9%
Waste Management, Inc.		75,000	2,830,500	265,000	10,001,100	340,000	12,831,600

			2,830,500		10,001,100		12,831,600

Electrical Equipment	0.2%
Hubbell, Inc., Class B		60,000	3,427,200	—	—	60,000	3,427,200

			3,427,200		—		3,427,200

Industrial Conglomerates	3.7%
General Electric Co.		195,000	8,073,000	1,042,000	43,138,800	1,237,000	51,211,800

			8,073,000		43,138,800		51,211,800

Machinery	1.6%
Deere & Co.		—	—	90,000	13,357,800	90,000	13,357,800
Dover Corp.		160,000	8,152,000	—	—	160,000	8,152,000

			8,152,000		13,357,800		21,509,800

INDUSTRIALS TOTAL			29,916,450		98,336,900		128,253,350

INFORMATION TECHNOLOGY	8.9%
Communications Equipment	1.4%
Nokia Oyj, ADR		150,000	5,689,500	340,000	12,896,200	490,000	18,585,700

			5,689,500		12,896,200		18,585,700

Computers & Peripherals	3.0%
Diebold, Inc.		—	—	55,000	2,498,100	55,000	2,498,100
Hewlett-Packard Co.		—	—	336,000	16,729,440	336,000	16,729,440
International Business Machines Corp.		—	—	192,800	22,711,840	192,800	22,711,840

			—		41,939,380		41,939,380

IT Services	1.0%
Automatic Data Processing, Inc.		—	—	185,000	8,497,050	185,000	8,497,050
Electronic Data Systems Corp.		225,000	4,914,000	—	—	225,000	4,914,000

			4,914,000		8,497,050		13,411,050

Office Electronics	0.4%
Canon, Inc., ADR		—	—	110,000	5,971,900	110,000	5,971,900

			—		5,971,900		5,971,900

Semiconductors & Semiconductor Equipment	2.6%
Intel Corp.		—	—	560,000	14,481,600	560,000	14,481,600
Linear Technology Corp.		145,000	5,073,550	—	—	145,000	5,073,550
Taiwan Semiconductor Manufacturing Co., Ltd., ADR		—	—	1,009,999	10,221,190	1,009,999	10,221,190
Xilinx, Inc.		230,000	6,012,200	—	—	230,000	6,012,200

			11,085,750		24,702,790		35,788,540

Software	0.4%
Microsoft Corp.		210,000	6,186,600	—	—	210,000	6,186,600

			6,186,600		—		6,186,600

INFORMATION TECHNOLOGY TOTAL			27,875,850		94,007,320		121,883,170

MATERIALS	3.8%
Chemicals	2.4%
Dow Chemical Co. (a)		—	—	180,000	7,750,800	180,000	7,750,800
E.I. du Pont de Nemours & Co.		—	—	222,000	11,002,320	222,000	11,002,320
Eastman Chemical Co.		67,000	4,470,910	—	—	67,000	4,470,910
RPM, Inc.		395,000	9,460,250	—	—	395,000	9,460,250

			13,931,160		18,753,120		32,684,280

Containers & Packaging	0.5%
Packaging Corp. of America		235,000	6,831,450	—	—	235,000	6,831,450

			6,831,450		—		6,831,450

Forest Products & Paper	0.9%
Domtar Corp.		280,000	2,296,000	—	—	280,000	2,296,000
Pope Resources Ltd.		45,000	1,907,550	—	—	45,000	1,907,550
Rayonier, Inc.		32,000	1,537,280	—	—	32,000	1,537,280
Weyerhaeuser Co.		90,000	6,507,000	—	—	90,000	6,507,000

			12,247,830		—		12,247,830

MATERIALS TOTAL			33,010,440		18,753,120		51,763,560

TELECOMMUNICATION SERVICES	8.5%
Diversified Telecommunication Services	7.8%
AT&T, Inc.		147,000	6,219,570	1,320,000	55,849,200	1,467,000	62,068,770

Verizon Communications, Inc.		160,000	7,084,800	782,000	34,626,960	942,000	41,711,760
Windstream Corp. (a)		—	—	280,000	3,953,600	280,000	3,953,600

			13,304,370		94,429,760		107,734,130

Wireless Telecommunication Services	0.7%
Sprint Nextel Corp.		—	—	500,000	9,500,000	500,000	9,500,000

			—		9,500,000		9,500,000

TELECOMMUNICATION SERVICES TOTAL			13,304,370		103,929,760		117,234,130

UTILITIES	4.2%
Electric Utilities	3.0%
American Electric Power Co., Inc.		—	—	100,000	4,608,000	100,000	4,608,000
Edison International (a)		—	—	60,000	3,327,000	60,000	3,327,000
Entergy Corp.		—	—	46,000	4,981,340	46,000	4,981,340
Exelon Corp.		—	—	80,000	6,028,800	80,000	6,028,800
FirstEnergy Corp.		—	—	75,000	4,750,500	75,000	4,750,500
FPL Group, Inc.		—	—	80,000	4,870,400	80,000	4,870,400
PPL Corp.		—	—	170,000	7,871,000	170,000	7,871,000
Southern Co. (a)		—	—	140,000	5,079,200	140,000	5,079,200

			—		41,516,240		41,516,240

Multi-Utilities	1.2%
Dominion Resources, Inc.		—	—	60,000	5,058,000	60,000	5,058,000
PG&E Corp.		—	—	120,000	5,736,000	120,000	5,736,000
Public Service Enterprise Group, Inc.		—	—	60,000	5,279,400	60,000	5,279,400

			—		16,073,400		16,073,400

UTILITIES TOTAL			—		57,589,640		57,589,640
TOTAL COMMON STOCKS			219,094,260		1,026,449,748		1,245,544,008

FOREIGN COMMON STOCKS	0.5%
United Kingdom
Pearson PLC		460,000	7,118,102	—	—	460,000	7,118,102

TOTAL FOREIGN COMMON STOCKS			7,118,102		—		7,118,102

Convertible Preferred Stocks	3.1%
CONSUMER DISCRETIONARY	0.3%
Automobiles	0.3%
Ford Motor Co. Capital Trust II, Preferred Exchanged, 6.50%		66,000	2,491,500	—	—	66,000	2,491,500
General Motors Corp., Series C, Preferred Exchanged, 6.25%		60,000	1,469,400	—	—	60,000	1,469,400

			3,960,900		—		3,960,900

CONSUMER DISCRETIONARY TOTAL			3,960,900		—		3,960,900

FINANCIALS	2.3%
Insurance	2.3%
Metlife, Inc., 6.375%		—	—	522,000	17,878,500	522,000	17,878,500
Platinum Underwriters Holdings Ltd., 6.000%		—	—	50,000	1,643,750	50,000	1,643,750
XL Capital Ltd., 7.000%		—	—	430,000	11,893,800

			—		31,416,050		31,416,050

FINANCIALS TOTAL			—		31,416,050		31,416,050
MATERIALS	0.5%
Metals & Mining	0.5%
Freeport-McMoRan Copper & Gold, Inc. 5.500%		—	—	3,100	7,069,162	3,100	7,069,162

			—		7,069,162		7,069,162

MATERIALS TOTAL			—		7,069,162		7,069,162
TOTAL CONVERTIBLE PREFERRED STOCKS			3,960,900		38,485,212		42,446,112

Preferred Stock	0.8%
HEALTH CARE	0.8%
Pharmaceuticals	0.8%
Schering-Plough Corp.		—	—	40,000	11,080,000	40,000	11,080,000

HEALTH CARE TOTAL			—		11,080,000		11,080,000

TOTAL PREFERRED STOCK			—		11,080,000		11,080,000

	3.8%
Securities Lending Collateral
State Street Navigator Securities Lending Prime Portfolio (b)						0	0
(7 day yield 5.320%)		—	—	52,239,984	52,239,984

TOTAL SECURITIES LENDING COLLATERAL			—		52,239,984		52,239,984

		Par ($)		Par ($)		Par ($)
Short-Term Obligation	4.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due on 10/01/07, at 3.910%, collateralized by a U.S. Government Treasury Obligation maturing 05/15/20, market value $65,463,881 (repurchase proceeds $64,195,910)		—	—	64,175,000	64,175,000	64,175,000	64,175,000

TOTAL SHORT-TERM OBLIGATION			—		64,175,000		64,175,000

Total Investments	103.4%	230,173,262		1,192,429,944			1,422,603,206
Other Assets & Liabilities, Net	-3.4%	5,422,787		(52,722,231)		(83,142)	(47,299,444)

Net Assets	100.0%	235,596,049		1,139,707,713		$(83,142)	1,375,220,620
Total Investments at Cost		181,606,880	(c)	963,424,386	(d)		1,145,031,266	(e)

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at September 30, 2007. The aggregate market value of securities on loan at September 30, 2007 is $50,507,117.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $18,606,880.

(d)	Cost for federal income tax purposes is $963,424,386.

(e)	Cost for federal income tax purposes is $1,145,031,266.

Acronym

ADR - American Depositary Receipt

Ltd. - Limited

PLC - Public limited company

For the six months ended September 30, 2007, the Acquiring Fund’s transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	—	$—
Options written	500	98,498
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(500)	(98,498)
Options outstanding at September 30, 2007	—	—

COLUMBIA DIVIDEND INCOME FUND

AND

EQUITY INCOME FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Acquiring Fund”), is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. Equity Income Fund (the “Acquired Fund”), a series of the Excelsior Funds Trust (the “Acquired Trust”), is organized as a Delaware statutory trust. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income and capital appreciation. The Acquired Fund seeks total return on its assets through capital appreciation and income.

Fund Shares

The Acquiring Trust and the Acquired Trust may each issue an unlimited number of shares. The Acquiring Fund currently offers five classes of shares: Class A, Class B, Class C, Class T and Class Z shares. In connection with the merger, the Acquiring Fund is offering, and following the merger, the Acquiring Fund will offer, Class R shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Fund offers two classes of shares: Shares Class shares and Retirement Shares Class shares, which are offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by the acquisition of the net assets of the Acquired Fund by the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended September 30, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of September 30, 2007 would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated September 30, 2007 and March 31, 2007 respectively, as well as the semi-annual shareholder reports dated March 31, 2007 and September 30, 2007 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies. The Acquired Fund accounting policies are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions of the Acquired Fund are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to its Institutional Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	24,122,564		24,122,564
Class B Shares	3,522,068		3,522,068
Class C Shares	1,372,868		1,372,868
Class T Shares	6,573,792		6,573,792
Class R Shares	—	122	122
Class Z Shares	38,740,002	15,337,629	54,077,631

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., by Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2007, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2007 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

Appendix A – Statement of Additional Information of the Acquiring Fund

- A1 -

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

a series of Columbia Funds Series Trust I

Supplement to the Statement of Additional Information dated January 1, 2007

(Replacing the supplement dated November 1, 2007)

The following paragraph is added under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES” in the Columbia Oregon Intermediate Municipal Bond Fund’s Statement of Additional Information:

Effective November 1, 2007, the Advisor has contractually agreed to waive fees and/or reimburse expenses of Columbia Oregon Intermediate Municipal Bond Fund to the extent necessary to ensure that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Columbia Oregon Intermediate Municipal Bond Fund’s custodian, do not exceed 0.50% of the Columbia Oregon Intermediate Municipal Bond Fund’s average daily net assets through December 31, 2008.

COLUMBIA REAL ESTATE EQUITY FUND

(the “Fund”)

Supplement to the Prospectuses and Statement of Information dated January 1, 2007

The Fund currently operates as a “diversified” fund for purposes of the Investment Company Act of 1940, as amended. This means that the Fund invests at least 75 percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies and other securities, excluding securities of a single issuer that represent more than 5 percent of the Fund’s total assets and securities that constitute more than 10 percent of the issuer’s outstanding voting securities.

The Board of Trustees of the Fund (the “Board”) has approved, subject to shareholder approval, a change in the classification of the Fund from “diversified” to “non-diversified,” which would allow the Fund to invest more of its assets in the securities of fewer issuers. Columbia Management Advisors, LLC, the Fund’s investment advisor (“CMA”), has advised the Board that CMA believes the change in classification from “diversified” to “non-diversified” would allow the Fund to better pursue its investment objective.

A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a “non-diversified” fund could affect the overall value of such fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, a “non-diversified” fund’s value will likely be more volatile than the value of more diversified funds.

It is anticipated that a proxy statement soliciting shareholder votes regarding the proposed change in classification will be distributed in late November to shareholders of record on November 15, 2007. A shareholder meeting has been scheduled for February 1, 2008. If the proposed change in classification is approved at the shareholder meeting, the change will be effective immediately, though CMA has advised the Board that CMA may or may not operate the Fund as a “non-diversified” fund, depending on its assessment of the investment opportunities available to the Fund from time to time.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

(THE “FUND”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2007

Effective October 1, 2007, Lawrence W. Lin and Brian D. Neigut have joined as co-portfolio managers of the Fund. Unless stated otherwise, information is provided as of August 31, 2007.

The information in the table under the heading “Portfolio Managers — Other Accounts Managed by Portfolio Managers” is hereby supplemented with the addition of the following:

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lawrence W. Lin	7	$1.742 billion	1	$900,000	32	$132 million
Brian D. Neigut	7	$1.742 billion	1	$900,000	30	$132 million

The following is added to the table under the heading “Ownership of Securities”:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
Lawrence W. Lin	$0
Brian D. Neigut	$0

The following is added to the table under the heading “Compensation”:

PORTFOLIO MANAGER	PERFORMANCE BENCHMARK	PEER GROUP
Lawrence W. Lin	Russell 2000 Growth TR	Morningstar Small Growth Category
Brian D. Neigut	Russell 2000 Growth TR	Morningstar Small Growth Category

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA MID CAP GROWTH FUND

(THE “FUND”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2007

Effective October 1, 2007, Lawrence W. Lin and Brian D. Neigut have joined as co-portfolio managers of the Fund. Unless stated otherwise, information is provided as of August 31, 2007.

The information in the table under the heading “Portfolio Managers — Other Accounts Managed by Portfolio Managers” is hereby supplemented with the addition of the following:

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lawrence W. Lin	7	$404 million	1	$900,000	32	$132 million
Brian D. Neigut	7	$404 million	1	$900,000	30	$132 million

The following is added to the table under the heading “Ownership of Securities”:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
Lawrence W. Lin	$0
Brian D. Neigut	$0

The following is added to the table under the heading “Compensation”:

PORTFOLIO MANAGER	PERFORMANCE BENCHMARK	PEER GROUP
Lawrence W. Lin	Russell Midcap Growth TR	Morningstar Mid Growth Category
Brian D. Neigut	Russell Midcap Growth TR	Morningstar Mid Growth Category

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Prospectuses and Statements of

Additional Information dated January 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statements of

Additional Information dated February 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Tax-Exempt Fund

Supplement to the Prospectuses and Statement of Additional

Information dated April 1, 2007

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Prospectuses and Statements of Additional

Information dated August 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectuses and Statement of Additional

Information dated September 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Prospectuses and Statement of Additional

Information dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Prospectuses and Statements of Additional

Information dated November 1, 2006

(Each a “Fund” and together the “Funds”)

Each Prospectus is revised by adding the following statement to disclosure under the section entitled “Portfolio Holdings Disclosure”:

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Each Statement of Additional Information is revised by adding the following statement to disclosure under the section entitled “Disclosure of Portfolio Information” or “Disclosure of Fund Information”, as applicable:

The Fund may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

COLUMBIA FUNDS SERIES TRUST I

Columbia Oregon Intermediate Municipal Bond Fund

(the “Fund”)

Supplement to the Statement of Additional Information dated January 1, 2007

Effective immediately, the Statement of Additional Information is hereby amended with the addition of the following risk disclosure. This risk disclosure is being added immediately following the second paragraph of the sub-heading “Oregon Intermediate Municipal Bond Fund” in the section entitled “State Income Taxes” in the Fund’s Statement of Additional Information.

Tax Development Risk

The U.S. Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the interest income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the potential tax consequences of your investment in the Oregon Intermediate Municipal Bond Fund. This also has the potential to cause a decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund’s shares.

COLUMBIA FUNDS SERIES TRUST I

Columbia Asset Allocation Fund

Columbia Common Stock Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statement

of Additional Information dated February 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectus and Statement

of Additional Information dated September 1, 2006

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Mid Cap Growth Fund

Supplement to the Prospectus and Statement of

Additional Information dated January 1, 2007

The Board of Trustees of the above-mentioned Funds has approved a proposal to accelerate the conversion of each Fund’s Class G shares into Class T shares of that Fund. Currently, automatic conversion to Class T shares occurs eight years after purchase. The conversion will take place on or about August 8, 2007. Any otherwise applicable contingent deferred sales charge will be waived for Class G shareholders who redeem their shares after July 9, 2007.

Accordingly, effective August 9, 2007, all references to Class G shares are eliminated from the Funds’ Prospectuses and Statements of Additional Information.

COLUMBIA BALANCED FUND

COLUMBIA CONSERVATIVE HIGH YIELD FUND

COLUMBIA INTERNATIONAL STOCK FUND

COLUMBIA MID CAP GROWTH FUND

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

COLUMBIA REAL ESTATE EQUITY FUND

COLUMBIA STRATEGIC INVESTOR FUND

COLUMBIA TECHNOLOGY FUND

SERIES OF COLUMBIA FUNDS SERIES TRUST I

Supplement to the Prospectuses and Statements of Additional Information,

each dated January 1, 2007

The Board of Trustees of the Funds has approved a proposal to convert each Fund’s Class D shares into Class C shares of that Fund. The conversion will take place on or about August 8, 2007. Any otherwise applicable contingent deferred sales charge will be waived for Class D shareholders who redeem their shares after July 9, 2007.

Accordingly, effective August 9, 2007, all references to Class D shares are eliminated from the Prospectuses and Statements of Additional Information.

Columbia Funds Series Trust I

Supplement to the

Statements of Additional Information

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated April 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Statement of Additional Information

dated March 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Statement of Additional Information

dated February 1, 2007

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional Information

dated November 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional Information

dated October 1, 2006

Columbia Core Bond Fund

Supplement to the Statement of Additional Information

dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional Information

dated August 1, 2006

(the Funds)

The section of the Statements of Additional Information entitled “Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds)” is hereby amended with the addition of the following language as the fourth paragraph in item 1:

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund’s transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor’s proceeds received from the liquidation of Colonial Insured Municipal Fund.

COLUMBIA CONSERVATIVE HIGH YIELD FUND

Series of Columbia Funds Series Trust I

(the “Fund”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2007

The chart under the section “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS” has been revised in its entirety and replaced with the following:

Chart of Securities and Investment Practices

	CMCG	CSCG	CREF	CTF	CSIF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	*	*	*	*	*
Non-Investment Grade Securities	NA	NA	NA	NA	NA
Domestic Bank Obligations	*	*	*	*	*
U.S. Government Securities	*	*	*	*	*
Mortgage-Backed Securities	NA	NA	NA	NA	NA
CMOs	NA	NA	NA	NA	NA
Asset-Backed Securities	NA	NA	NA	NA	NA
Floating or Variable Rate	NA	NA	NA	NA	NA
Loan Transactions	X	O	O	O	O
Options & Financial Futures	O	O	O	O	O
Foreign Equities(1)
Developed Markets	20%, O	20%, O	20%, O	33%, O	33%, +
Emerging Markets(2)	X	X	X	X	+
ADRs, GDRs and NASDAQ-listed foreign securities(1)	20%, O	20%, O	O	33%, O	33%, +
Currency Contracts
Hedging	O	O	O	O	O
Speculation	X	X	X	X	X
Spot Basis	O	O	O	O	O
Repurchase Agreements	*	*	*	*	*
Illiquid (exclude 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O	15%, O	15%, O
Convertible Securities/Warrants	+	+	+	+	+
Small Companies	+	+	+	+	+
Dollar Roll Transactions	NA	NA	NA	NA	NA
Swap Agreements	NA	NA	NA	NA	NA
When-Issued Securities	O	O	O	O	O
Foreign Fixed Income Securities	NA	NA	NA	NA	NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind	NA	NA	NA	NA	NA
Real Estate (excluding REITs)	X	X	X	X	X
REITs	+	O	+	O	+
Borrowing	5%, *	5%, *	5%, *	33.3%, *	33.3%, *

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

	CMBF	CHYF	CBF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S.	O	O	+
Government obligations and municipal securities
Non-Investment Grade Securities	NA	+	10%, O
Domestic Bank Obligations	*	*	*
Commercial Paper	*	*	*
U.S. Government Securities	*	*	+
Mortgage-Backed Securities	NA	O	+
CMOs	NA	O	+
Asset-Backed Securities	NA	O	+
Floating or Variable Rate	O	O	+
Loan Transactions	O	O	X
Options & Financial Futures	+	O	+
Foreign Equities(1)
Developed Markets	NA	NA	33.3%, O
Emerging Markets(2)	NA	NA	X
ADRs, GDRs and NASDAQ-listed foreign securities(1)	NA	NA	33.3%, O
Currency Contracts
Hedging	NA	NA	O
Speculation	NA	NA	X
Spot Basis	NA	NA	O
Repurchase Agreements	*	*	*
Illiquid (excludes 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O
Convertible Securities/Warrants	NA	O	O
Small Companies	NA	+	O
Dollar Roll Transactions	NA	O	+
Swap Agreements	O	O	O
When-Issued Securities	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	20%, O	20%, O
Zero Coupon/Pay in Kind	+	O	O
Real Estate (excluding REITs)	X	X	X
REITs	NA	O	O
Borrowing	33.3%, *	5%, *	5%, *
Municipal Bonds	+	NA	O

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia Core Bond Fund

Supplement to the Statement of Additional Information

dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional Information

dated August 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional Information

dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional Information

dated November 1, 2006

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated March 27, 2006

For all Statements of Additional Information, the section captioned “Disclosure of Portfolio Information” is removed and replaced in its entirety with the following disclosure:

Disclosure of Fund Information

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings by the Funds, CMA and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds’ website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit CMA and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of funds and include variations tailored to the different categories of funds. Under this tailored approach, some of the provisions described here do not apply to Funds covered by this SAI. CMA has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. This information is available on the Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For money market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

Certain Funds shall also disclose their largest holdings, as a percent of the Funds’ portfolios, as of month-end on their website generally within 15 calendar days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.

The scope of the information provided pursuant to the Funds’ policies relating to each Fund’s portfolio that is made available on the website may change from time to time without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

With respect to the variable insurance trusts, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Funds, CMA and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds’ website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds’ chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds’ sub-advisers, the Funds’ independent registered public accounting firm, legal counsel, financial printers, the Funds’ proxy solicitor, the Funds’ proxy voting service provider, and rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds’ chief executive officer. These special arrangements are the following:

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use of holdings information for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Vendor uses to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access to holdings granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access to holdings granted for specific Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis	None	Glass-Lewis receives holdings information in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	CMS Bondedge is the vendor for an application used by CMA’s Fixed Income Portfolio Management team as an analytical and trading tool. CMS Bondedge may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

Linedata Services, Inc.	None	Linedata is the software vendor for the LongView Trade Order Management System. Linedata may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

JP Morgan	None	JP Morgan provides the High Yield team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Vendor uses to facilitate writing, publishing, and mailing Fund shareholder reports and communications including shareholder letter and management’s discussion of fund performance.	Quarterly

Data Communique	None	Vendor uses to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Evare obtains account information for purposes of standardizing and reformatting data according to CMA’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	FactSet provides quantitative analytics, charting and fundamental data to CMA. FactSet requires holdings information to provide the analytics.	Daily

RRDonnelley/WE Andrews	None	Printers for the Funds’ prospectuses, supplements, SAIs, fact sheets, brochures.	Monthly

Merrill and Bowne	None	Printers for the Funds’ prospectuses, supplements, and SAIs.	Monthly

Merrill Corporation	None	Provides fulfillment of the Funds’ prospectuses, supplements, SAIs, and sales materials.	Monthly

Citigroup	None	Citigroup is the software vendor for Yield Book, an analytic software program. CMA uses Yield Book to perform ongoing risk analysis and management of certain fixed income funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Provides portfolio characteristics to assist in performance reviews and reporting.	Monthly

Cogent Consulting	None	Facilitates the evaluation of commission rates and provides flexible commission reporting.	Daily

Moody’s Investors Services	None	Vendor uses to maintain ratings for certain money market funds.	Monthly

COLUMBIA STRATEGIC INVESTOR FUND

(The “Fund”)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2007

1.	The following language as applies to Columbia Strategic Investor Fund replaces the chart following the heading “Compensation” in the section MANAGEMENT:

Portfolio Manager	Performance Benchmarks	Peer Group
Emil A. Gjester	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Jonas Patrikson	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Michael T. Welter	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Dara White	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

COLUMBIA MID CAP GROWTH FUND

COLUMBIA SMALL CAP GROWTH FUND I

COLUMBIA REAL ESTATE EQUITY FUND

COLUMBIA TECHNOLOGY FUND

COLUMBIA STRATEGIC INVESTOR FUND

COLUMBIA BALANCED FUND

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

COLUMBIA CONSERVATIVE HIGH YIELD FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information relating to 8 mutual funds: Columbia Mid Cap Growth Fund (the “Mid Cap Growth Fund” or “CMCG”), Columbia Small Cap Growth Fund I (the “Small Cap Growth Fund” or “CSCG”), Columbia Real Estate Equity Fund (the “Real Estate Fund” or “CREF”), Columbia Technology Fund (the “Technology Fund” or “CTF”), Columbia Strategic Investor Fund (the “Strategic Investor Fund” or “CSIF”), Columbia Balanced Fund (the “Balanced Fund” or “CBF”), Columbia Oregon Intermediate Municipal Bond Fund (the “Oregon Intermediate Municipal Bond Fund” or “CMBF”) and Columbia Conservative High Yield Fund (the “Conservative High Yield Fund” or “CHYF”). Each Fund is a series of Columbia Funds Series Trust I (the “Trust”).

Each Fund offers its shares through one or more prospectuses (each a “Prospectus”). This Statement of Additional Information contains information which may be useful to investors but which is not included in the applicable Prospectus. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

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January 1, 2007

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DESCRIPTION OF THE FUNDS

The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as an Oregon corporation prior to its reorganization as a series of the Trust on March 27, 2006. The Trust is an open-end, management investment company. Each Fund, other than the Oregon Intermediate Municipal Bond Fund and the Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer and will not invest more than 10% of the outstanding voting securities of any such issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES” for further information about the Advisor.

Effective October 13, 2003, the Trust changed its name from “Liberty-Stein Roe Funds Municipal Trust” to “Columbia Funds Trust IX.” Effective September 19, 2005, the name of the Trust was changed from “Columbia Funds Trust IX” to “Columbia Funds Series Trust I.”

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

The Prospectus describes the investment objective(s) and the principal investment strategies applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund’s Board of Trustees may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 16 and 17 of this Statement of Additional Information.

Securities Rating Agencies

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund’s portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY’S — The following is a description of Moody’s bond ratings:

Aaa — Best quality; smallest degree of investment risk.

Aa — High quality by all standards. Aa and Aaa are known as high-grade bonds.

A — Many favorable investment attributes; considered upper medium-grade obligations.

Baa — Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba — Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B — Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P — The following is a description of S&P’s bond ratings:

AAA — Highest rating; extremely strong capacity to pay principal and interest.

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AA — Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A — Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB — Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B — Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC — Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund’s success in achieving its investment objective is determined more heavily by the Advisor’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities (“Junk Bonds”)

Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody’s or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Conservative High Yield Fund, are described as “speculative” by both Moody’s and S&P. Investments in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see “Foreign Equity Securities” below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank’s country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Al and Prime 1 are the highest commercial paper ratings issued by S&P and Moody’s, respectively.

Commercial paper rated Al by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories—bills, notes, and bonds—distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

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Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of “agencies” and “instrumentalities” are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.

Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund’s shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

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FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly owned. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

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Other Asset-Backed Securities

The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund’s investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

It is the view of the Staff of the Securities and Exchange Commission (“SEC”) that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

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While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions regarding financial futures transactions do not limit the percentage of the Fund’s assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund’s portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC’s rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

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Swap Agreements (“Swaps,” “Caps,” “Collars” and “Floors”)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities or an index.

The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

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Foreign Equity Securities

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds’ ability to invest in emerging market securities.

Additional costs may be incurred in connection with a Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see “Bank Obligations”), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

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The risks of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentalities) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as “hedging”), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the “1940 Act”) or the SEC, a Fund may “cover” its commitment under forward contracts by segregating cash or liquid securities with a Fund’s custodian in an amount not less than the current value of the Fund’s total assets committed to the consummation of the contracts. A Fund may also purchase or sell foreign currencies on a “spot” (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund’s portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in real estate — such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

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Repurchase Agreements

A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund’s total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund’s liquidity restrictions.

Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of the Funds’ portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Trustees monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund’s liquidity could be adversely affected to the extent it is invested in such securities.

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Convertible Securities and Warrants

Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

To the extent the Conservative High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management’s judgment as to the best obtainable price.

Dollar Roll Transactions

“Dollar roll” transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund’s borrowing.

When-Issued Securities

When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private

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placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

The Oregon Intermediate Municipal Bond Fund and the Technology Fund are “non-diversified,” which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Intermediate Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

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Chart of Securities and Investment Practices

	CMCG	CSCG	CREF	CTF	CSIF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	*	*	*	*	*
Non-Investment Grade Securities	NA	NA	NA	NA	NA
Domestic Bank Obligations	*	*	*	*	*
U.S. Government Securities	*	*	*	*	*
Mortgage-Backed Securities	NA	NA	NA	NA	NA
CMOs	NA	NA	NA	NA	NA
Asset-Backed Securities	NA	NA	NA	NA	NA
Floating or Variable Rate	NA	NA	NA	NA	NA
Loan Transactions	X	O	O	O	O
Options & Financial Futures	O	O	O	O	O
Foreign Equities(1)
Developed Markets	20%, O	20%, +	20%, O	33%, O	33%, +
Emerging Markets(2)	X	X	X	X	+
ADRs, GDRs and NASDAQ-listed foreign securities(1)	20%, O	20%, X	O	33%, O	33%, +
Currency Contracts
Hedging	O	O	O	O	O
Speculation	X	X	X	X	X
Spot Basis	O	O	O	O	O
Repurchase Agreements	*	*	*	*	*
Illiquid (exclude 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O	15%, O	15%, O
Convertible Securities/Warrants	+	+	+	+	+
Small Companies	+	+	+	+	+
Dollar Roll Transactions	NA	NA	NA	NA	NA
Swap Agreements	NA	NA	NA	NA	NA
When-Issued Securities	O	O	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	NA	NA	NA	NA
Zero Coupon/Pay in Kind	NA	NA	NA	NA	NA
Real Estate (excluding REITs)	X	X	X	X	X
REITs	+	O	+	O	+
Borrowing	5%, *	5%, *	5%, *	33.3%, *	33.3%, *

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

16

	CMBF	CHYF	CBF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	O	O	+
Non-Investment Grade Securities	NA	+	10%, O
Domestic Bank Obligations	*	*	*
Commercial Paper	*	*	*
U.S. Government Securities	*	*	+
Mortgage-Backed Securities	NA	O	+
CMOs	NA	O	+
Asset-Backed Securities	NA	O	+
Floating or Variable Rate	O	O	+
Loan Transactions	O	O	X
Options & Financial Futures	+	O	+
Foreign Equities(1)
Developed Markets	NA	NA	33.3%, O
Emerging Markets(2)	NA	NA	X
ADRs, GDRs and NASDAQ-listed foreign securities(1)	NA	NA	33.3%, O
Currency Contracts
Hedging	NA	NA	O
Speculation	NA	NA	X
Spot Basis	NA	NA	O
Repurchase Agreements	*	*	*
Illiquid (excludes 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O
Convertible Securities/Warrants	NA	O	O
Small Companies	NA	+	O
Dollar Roll Transactions	NA	O	+
Swap Agreements	O	O	O
When-Issued Securities	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	10%, O	20%, O
Zero Coupon/Pay in Kind	+	O	O
Real Estate (excluding REITs)	X	X	X
REITs	NA	O	O
Borrowing	33.3%, *	5%, *	5%, *
Municipal Bonds	+	NA	O

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

17

INVESTMENT RESTRICTIONS

Each Fund’s Prospectus sets forth the investment goals and principal investment strategies applicable to such Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (“1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

2.	Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3.	Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4.	With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	With the exception of the Oregon Intermediate Municipal Bond Fund and the Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

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Columbia Mid Cap Growth Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund’s Advisor that adverse market conditions make it desirable to suspend temporarily the Fund’s normal investment activities.

3. Invest more than 20% of its total assets in foreign securities.

4. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

Columbia Small Cap Growth Fund I

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund’s investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund’s normal investment activities.

3. Invest more than 20% of its total assets in foreign securities.

Columbia Real Estate Equity Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

19

Columbia Technology Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Strategic Investor Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

Columbia Balanced Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Conservative High Yield Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

20

MANAGEMENT

Each Fund is managed under the supervision of its Board of Trustees, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Trustees of each Fund meets quarterly to review the Fund’s investment policies, performance, expenses, and other business matters. Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111. There is no family relationship between any of the Trustees.

Columbia Management Advisors, LLC (“Columbia Advisors”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds’ investment advisor. Columbia Advisors is responsible for the Funds’ management, subject to oversight by the Funds’ Board of Trustees. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC (“CMG”), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware Corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

The “Columbia Fund Complex” includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

21

Trustees and Officers

Disinterested Trustees:

Name and Year of birth	Position(s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Douglas A. Hacker (Born 1955)	Trustee	1996	Independent business executive since May, 2006; Executive Vice President - Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001.	81	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

22

Name and Year of birth	Position(s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Janet Langford Kelly (Born 1957)	Trustee	1996

Deputy General Counsel -

Corporate Legal Services, Conoco Phillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hoffman, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006; Director UAL Corporation (airline) from February, 2006 to July, 2006; Chief

Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President -Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003.

				81	None

Richard W. Lowry (Born 1936)	Trustee	1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).	83	None

23

Name and Year of birth	Position (s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation (s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Charles R. Nelson (Born 1943)	Trustee	1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	81	None

John J. Neuhauser (Born 1942)	Trustee	1985	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties Boston College from August, 1999 to October, 2005.	83	None

Patrick J. Simpson (Born 1944)	Trustee	2000	Partner, Perkins Coie L.L.P. (law firm).	81	None

Thomas E. Stitzel (Born 1936)	Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst.	81	None

24

Name and Year of birth	Position (s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Thomas C. Theobald (Born 1937)	Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004.	81	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial (financial guaranty insurance)

Anne-Lee Verville (Born 1945)	Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	81	Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

25

Interested Trustee:

Name and Year of Birth	Position (s) with Funds	Year First Elected or Appointed to Office (1)	Principal Occupation (s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
William E. Mayer(3) (Born 1940)	Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997.	81	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

(1)	The date shown is the earliest date on which a Trustee was elected or appointed to the board of a fund in the Columbia Fund Complex.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other clients or other funds or clients advised by the Advisor or its affiliates.

26

Principal Officers:

Name, Year of Birth and Address	Position(s) with Funds	Year First Elected or Appointed to Office	Principal Occupation (s) During Past Five Years
Christopher L. Wilson (Born 1957)	President	Since 2004	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	Since 2000	Managing Director of the Advisor since February 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Funds Complex; Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	Since 2004	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors LLC since September, 2004 to December, 2005; Vice President Fund Administration from June, 2002 to September, 2004; Vice President, Product Strategy & Development from February, 2001 to June, 2002.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July, 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	Since 2004	Director of Fund Administration since January, 2006. Fund Controller from October, 2004 to January, 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, Pricewaterhouse Coopers (independent registered public accounting firm) from July, 2000 to April, 2003.

27

Name, Year of Birth and Address	Position(s) with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Ty S. Edwards (Born 1966)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December, 2004; Vice President, State Street Corporation (financial services) prior to December, 2004.

Marybeth C. Pilat (Born 1968)	Assistant Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January, 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January, 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November, 2004.

Keith E. Stone (Born 1974)	Assist ant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September, 2003; Manager, Investors Bank & Trust Company (financial services) from December, 2002 to September, 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December, 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President — Fund Treasury of the Advisor since October, 2004; Vice President — Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April, 2005; Partner, Goodwin Procter LLP (law firm) prior to April, 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March, 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February, 2005.

Barry S. Finkle (Born 1965)	Assistant Treasurer	2003	Senior Manager and Head of Fund Performance of the Advisor since January, 2001.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April, 2002; Assistant Vice President of Taxes and Distributions of the Advisor from 2001 to April, 2002.

Each of the Trust’s Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

28

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders’ meeting in 2005, and will hold a shareholders’ meeting at least once every five years thereafter to elect Trustees.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds’ affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2006, the Audit Committee convened 10 times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ investment advisor. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2006, the Governance Committee convened 4 times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2006, the Advisory Fees & Expenses Committee convened 6 times.

Compliance Committee

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds’ investment advisor, principal underwriter and transfer agent. For the fiscal year ended August 31, 2006, the Compliance Committee convened 9 times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and give particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

29

IOC#1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal

IOC#2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market

IOC#4:	Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each individual Fund and (ii) in the Columbia Fund Complex:

Disinterested Trustees:

Name of Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
Balanced Fund	None	None	None
Mid Cap Growth Fund	None	Over $100,000	None
Small Cap Growth Fund I	None	None	None
Real Estate Equity Fund	None	None	None
Strategic Investor Fund	None	None	None
Technology Fund	None	None	None
Conservative High Yield Fund	None	None	None
Oregon Intermediate Municipal Bond Fund	None	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	Over $100,000	Over $100,000

Name of Fund	Dr. Charles R. Nelson	John J. Neuhauser
Balanced Fund	None	None
Mid Cap Growth Fund	$50,001-$100,000	None
Small Cap Growth Fund I	None	None
Real Estate Equity Fund	None	None
Strategic Investor Fund	None	None
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	Over $100,000

30

Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
Balanced Fund	$10,001-$50,000	None
Mid Cap Growth Fund	$10,001-150,000	None
Small Cap Growth Fund I	None	None
Real Estate Equity Fund	$10,001-150,000	None
Strategic Investor Fund	None	$10,001-$50,000
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	$50,001-$100,000

Name of Fund	Thomas C. Theobald	Anne-Lee Verville
Balanced Fund	None	None
Mid Cap Growth Fund	None	None
Small Cap Growth Fund I	$10,001-$50,000	None
Real Estate Equity Fund	None	None
Strategic Investor Fund	$10,001-$50,000	None
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen By Trustee in Columbia Fund Complex:	Over $100,000	*Over $100,000

Interested Trustee:

Name of Fund	William E. Mayer
Balanced Fund	None
Mid Cap Growth Fund	None
Small Cap Growth Fund I	None
Real Estate Equity Fund	None
Strategic Investor Fund	None
Technology Fund	None
Conservative High Yield Fund	None
Oregon Intermediate Municipal Bond Fund	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	$50,001-$100,000

*	Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.

As of December 31, 2005, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

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Trustee Compensation:

The Trustees serve as trustees of 81 registered investment companies managed by the Advisor for which each Trustee will receive a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

The following table sets forth compensation earned by the Funds’ Trustees for the fiscal year ended August 31, 2006 and the calendar year ended December 31, 2005. No officer of the Funds received any compensation from the Funds in 2006.

Aggregate Compensation from Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
Balanced Fund	$1,936	$1,914	$1,622
Mid Cap Growth Fund	$4,095	$4,055	$3,441
Small Cap Growth Fund I	$1,572	$1,555	$1,318
Real Estate Equity Fund	$3,763	$3,719	$3,153
Strategic Investor Fund	$2,706	$2,677	$2,269
Technology Fund	$1,109	$1,100	$935
Conservative High Yield Fund	$6,357	$6,278	$5,324
Oregon Intermediate Municipal Bond Fund	$2,343	$2,318	$1,965
Total Compensation from Columbia Fund Complex(l):	$111,277	$116,500	$142,500

Aggregate Compensation from Fund	Dr. Charles R. Nelson	John J. Neuhauser
Balanced Fund	$1,802	$1,684
Mid Cap Growth Fund	$3,821	$3,572
Small Cap Growth Fund I	$1,464	$1,369
Real Estate Equity Fund	$3,502	$3,272
Strategic Investor Fund	$2,521	$2,356
Technology Fund	$1,038	$971
Conservative High Yield Fund	$5,912	$5,524
Oregon Intermediate Municipal Bond Fund	$2,183	$2,040
Total Compensation from Columbia Fund Complex(l):	$111,500	$137,833

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Aggregate Compensation from Fund	Patrick J. Simpson(2)	Thomas E. Stitzel(3)
Balanced Fund	$1,805	$1,896
Mid Cap Growth Fund	$3 837	$4,018
Small Cap Growth Fund I	$1,469	$1,540
Real Estate Equity Fund	$3,507	$3,683
Strategic Investor Fund	$2,527	$2,651
Technology Fund	$1,046	$1,091
Conservative High Yield Fund	$5,918	$6,219
Oregon Intermediate Municipal Bond Fund	$2,189	$2,296
Total Compensation from Columbia Fund Complex(l):	$107,500	$113,000

Aggregate Compensation from Fund	Thomas C. Theobald(4)	Anne-Lee Verville(5)	Richard W. Woolworth(6)
Balanced Fund	$2,818	$1,896	$1,525
Mid Cap Growth Fund	$5,931	$4,018	$3,189
Small Cap Growth Fund I	$2,280	$1,540	$1,231
Real Estate Equity Fund	$5,473	$3,683	$2,977
Strategic Investor Fund	$3,928	$2,651	$2,124
Technology Fund	$1,599	$1,091	$849
Conservative High Yield Fund	$9,265	$6,219	$5,041
Oregon Intermediate Municipal Bond Fund	$3,404	$2,296	$1,838
Total Compensation from Columbia Fund Complex(l):	$205,500	$120,723	$106,500

Interested Trustee:

Aggregate Compensation from Fund	William E Mayer
Balanced Fund	$1,854
Mid Cap Growth Fund	$3,919
Small Cap Growth Fund I	$1,505
Real Estate Equity Fund	$3,609
Strategic Investor Fund	$2,592
Technology Fund	$1,059
Conservative High Yield Fund	$6,096
Oregon Intermediate Municipal Bond Fund	$2,244
Total Compensation from Columbia Fund Complex(l):	$147,750

(1)	As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(2)	During the fiscal year ended August 31, 2006, and the calendar year ended December 31, 2005, Mr. Simpson deferred $1,805, $3,837, $1,469, $3,507, $2,527, $1,046, $5,918 and $2,189 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson’s account under the plan was $269,502.
(3)	During the fiscal year ended August 31, 2006 and the calendar year ended December 31, 2005, Mr. Stitzel deferred $849, $1,869, $705, $1,637, $1,208, $532, $2,733 and $1,044 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond, respectively.

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(4)	During the fiscal year ended August 31, 2006, and the calendar year ended December 31, 2005, Mr. Theobald deferred $1,934, $4,044, $1,560, $3,753, $2,689, $1,082, $6,364 and $2,330 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald’s account under the plan was $320,084.
(5)	At December 31, 2005, the value of Ms. Verville’s account under the deferred compensation plan was $683,935.
(6)	Mr. Woolworth served as Trustee until August 4, 2006.

Portfolio Managers

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds’ portfolio managers managed as of the Funds’ fiscal year end.

Columbia Mid Cap Growth Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$598 million	1	$5 million	20	$535 million
George J. Myers	6	$286 million	1	$5 million	20	$365 million

Columbia Small Cap Growth Fund I

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$1.3 billion	1	$5 million	20	$535 million
George J. Myers	6	$942 million	1	$5 million	20	$365 million

Columbia Real Estate Equity Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Arthur J. Hurley	0	N/A	0	N/A	5	$210,666

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Columbia Technology Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$1.3 billion	1	$5 million	20	$535 million

Columbia Strategic Investor Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Emil A. Gjester	1	$123 million	0	N/A	8	$71 million
Jonas Patrikson	1	$123 million	0	N/A	3	$71 million
Michael T. Welter	1	$123 million	0	N/A	6	$71 million
Dara White	1	$123 million	0	N/A	4	$71 million

Columbia Balanced Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles			Other accounts
	Number of accounts	Assets	Number of accounts		Assets	Number of accounts	Assets
Leonard A. Aplet*	12	$3.7 billion	8		$1.6 billion	130	$7.5 billion
Guy W. Pope	1	$440 million	1		$66 million	14	$114.7 million
Kevin L. Cronk*	12	$8.2 billion	10	**	$1 billion	5	$424 million
Thomas A. LaPointe*	12	$8.2 billion	10	**	$1 billion	5	$424 million
Ronald B. Stahl*	7	$1.6 billion	6		$1 billion	108	$7.5 billion

*	Account information is provided as of September 30, 2006.
**	Included among these accounts are four accounts, totaling $809 million in assets, that include an advisory fee based on performance.

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian M. McGreevy	4	$508 million	4	$942 million	12	$835 million

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Columbia Conservative High Yield Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles			Other accounts
	Number of accounts	Assets	Number of accounts		Assets	Number of accounts	Assets
Kevin L. Cronk*	12	$7.4 billion	10	**	$1.1 billion	5	$424 million
Thomas A. LaPointe*	12	$7.4 billion	10	**	$1.1 billion	5	$424 million

*	Account information is provided as of September 30, 2006.
**	Included among these accounts are four accounts, totaling $809 million in assets, that include an advisory fee based on performance.

See “Potential conflicts of interest in managing multiple accounts” for information on how the Advisor addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-l(a) (2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund’s most recent fiscal year:

Columbia Mid Cap Growth Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Colette	None
George J. Myers	None

Columbia Small Cap Growth Fund I

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Colette	None
George J. Myers	None

Columbia Real Estate Equity Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Arthur J. Hurley	None

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Columbia Technology Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Collette	None

Columbia Strategic Investor Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Emil A. Gjester	$100,001 - $500,000
Jonas Patrikson	None
Michael T. Welter	None
Dara White	None

Columbia Balanced Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Leonard A. Aplet*	$50,001 - $100,000
Guy W. Pope	$100,001 - $500,000
Kevin L. Cronk*	None
Thomas A. LaPointe*	None
Ronald B. Stahl*	$1 - $10,000

*	Account information is provided as of September 30, 2006.

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Brian M. McGreevy	None

Columbia Conservative High Yield Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kevin L. Cronk*	None
Thomas A. LaPointe*	None

*	Account information is provided as of September 30, 2006.

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Compensation

As of the Funds’ most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance. The Advisor may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Columbia Mid Cap Growth Fund

Portfolio Manager	Performance Benchmark	Peer Group
Wayne M. Collette	Russell Midcap Growth TR	Morningstar Mid Growth Category

George J. Myers	Russell Midcap Growth TR	Morningstar Mid Growth Category

Columbia Small Cap Growth Fund I

Portfolio Manager	Performance Benchmark	Peer Group
Wayne M. Collette	Russell 2000 Growth TR	Morningstar Small Growth Category

George J. Myers	Russell 2000 Growth TR	Morningstar Small Growth Category

Columbia Real Estate Equity Fund

Portfolio Managers	Performance Benchmark	Peer Group
Robert McConnaughey	NAREIT Index	Morningstar Specialty — Real Estate

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Columbia Technology Fund

Portfolio Managers	Performance Benchmark	Peer Group
Wayne M. Collette	AMEX MERRILL LYNCH TECH 100 - EQUAL $ WEIGHT	Morningstar Specialty Category

Columbia Strategic Investor Fund

Portfolio Manager	Performance Benchmark	Peer Group
Emil A. Gjester	Russell 3000 Value TR	Morningstar Mid Blend Category

Jonas Patrikson	Russell 3000 Value TR	Morningstar Mid Blend Category

Michael T. Welter	Russell 3000 Value TR	Morningstar Mid Blend Category

Dara White	Russell 3000 Value TR	Morningstar Mid Blend Category

Columbia Balanced Fund

Portfolio Managers	Performance Benchmark	Peer Group
Leonard A. Aplet	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Guy W. Pope	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Kevin L. Cronk	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Thomas A. LaPointe	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Ronald B. Stahl	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Kevin L. Cronk	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager	Performance Benchmark	Peer Group
Brian M. McGreevy	Lehman General Obligation Index	Lipper Other States Intermediate Muni Debt Category

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Columbia Conservative High Yield Fund

Portfolio Managers	Performance Benchmark	Peer Group
Kevin L. Cronk	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Category

Thomas A. LaPointe	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

The trading of other accounts could be used to benefit higher-fee accounts (front-running).

The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Advisor-advised account are to be made at an independent current market price, as required by law.

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Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership:

As of November 30, 2006, each Trustee and all officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

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As of November 30, 2006, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

BALANCED FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.13
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E, FL 2
JACKSONVILLE, FL 32246-6484

BALANCED FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
MORGAN STANLEY DW	8.36
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NY 07311

BALANCED FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	12.12
ATTN: PETER BOOTH
333 W 34TH ST.
NEW YORK, NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH	12.77
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATOR
4800 DEER LAKE DRIVE E FL 2
JACKSONVILLE, FL 32246-6484

LPL FINANCIAL SERVICES	6.51
9785 TOWNE CENTER DR.
SAN DIEGO, CA 92121-1968

FERRIS BAKER WATTS INC.	15.41
DWIGHT P. PLOWMAN
79 YOUNG CIRCLE
NEW FLORENCE, PA 15944-8320

42

BALANCED FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	13.84
NFS/FMTC R/O IRA
FBO JOHN H CARR JR
5 BISHOP RD APT 106
WEST HARTFORD, CT 06119-1536

UBS FINANCIAL SERVICES INC. FBO	25.62
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH JTWROS
369 E. CHURCH STREET
ELMHURST IL 60126-3602

GLADIS WIST	17.03
12111 FAITH LN
BOWIE MD 20715-2302

RBC DAIN RAUSCHER CUSTODIAN	8.04
JANIS D DOTSON
INDIVIDUAL RETIREMENT ACCOUNT
PO BOX 1642
ARBOLES, CO 81121-1642

CITIGROUP GLOBAL MARKETS, INC	9.59
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

BALANCED FUND Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	14.78
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

CONSERVATIVE HIGH YIELD FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	49.19
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

43

CONSERVATIVE HIGH YIELD FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	12.00
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	16.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	16.44
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	8.42
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	19.01
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	62.61
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

CHARLES SCHWAB & CO INC	9.17
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

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MID CAP GROWTH FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	7.19
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MID CAP GROWTH FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	20.24
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	7.38
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST.
NEW YORK, NY 10001-2402

MID CAP GROWTH FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
RAYMOND JAMES & ASSOC. INC.	5.59
FBO YOUNG IRA
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

NFS LLC FEBO	7.63
NFS/FMTC ROLLOVER IRA
FBO JEFFREY H PATE
624 SALTER PL
WESTFIELD, NJ 07090-1350

GREG KOYLE	12.00
ESNET MANAGEMENT GROUP LLC
DANIEL W CAMPBELL
4303 N STONECREEK LANE
PROVO, UT 84604-5003

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Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.66
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E, FL 2
JACKSONVILLE, FL 32246-6484

BANK OF AMERICA NA	5.03
NEUMANN INSURANCE AGENCY INC
CAROLYN A NEUMANN
22724 LONG ACRE
FARMINGTON HILLS, MI 48335-4053

MID CAP GROWTH FUND-G

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	5.97
NFS/FMTC IRA
FBO DOROTHY L CULLINAN
53 KIRKLAND CIRCUIT
WELLESLEY HILLS, MA 02481

MID CAP GROWTH FUND-R

Name and Address	Percent of Shares Held at November 30, 2006
FIM FUNDING INC	14.68
C/O COLUMBIA FUNDS GROUP
100 FEDERAL STREET
BOSTON, MA 02110-1802	53.96

COMMUNITY BANK NA, CUST FBO
GEORGE STONE INDUSTRIES 401(K) PLAN
SIX RHOADS DR, STE 7
UTICA, NY 13502-6317

AMERICAN COMMUNITY BANK CUST	17.91
AMERICAN STEEL FABRICATORS 401(K) PLAN
SIX RHOADS DR, STE 7
UTICA, NY 13502-6374

MG TRUST CO CUST FBO	12.63
KEVIN G KELLERMAN DBA AUTO REGISR
700 17TH ST, STE 300
DENVER, CO 80202-3531

MID CAP GROWTH FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	7.02
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

46

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	43.83
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STM
DALLAS, TX 75201-3307

OREGON INTERMEDIATE MUNICIPAL BOND FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
WAYNE BARKER	15.54
15646 SEASIDE CT
BROOKINGS OR 97415-9531

CHARLES SCHWAB & CO INC CUST	7.05
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

AMERICAN ENTERPRISE INVESTMENT SVCS	5.85
PO BOX 9446
MINNEAPOLIS MN 55440-9446

UBS FINANCIAL SERVICES INC.	7.77
FBO ROBERT CHANEY
4099 TAMI LANE
CENTRAL POINT, OR 97502-1077

UBS FINANCIAL SERVICES INC.	7.77
FBO STEVE WEST
2382 H WEST MAIN ST
MEDFORD, OR 97501

UBS FINANCIAL SERVICES INC.	7.77
FBO CAROLYN WEST
2382 H WEST MAIN ST
MEDFORD, OR 97501

UBS FINANCIAL SERVICES INC.	7.77
FBO FRANCES CHENEY
4099 TAMI LANE
CENTRAL POINT, OR 97502-1077

MORGAN STANLEY DW	8.72
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NY 07311

OREGON INTERMEDIATE MUNICIPAL BOND FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
AMERICAN ENTERPRISE INVEST SVCS	12.26
PO BOX 9446
MINNEAPOLIS MN 55440-9446

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Name and Address	Percent of Shares Held at November 30, 2006
AMERICAN ENTERPRISE INVEST SVCS	12.22
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO	9.19
RUTH C LEAR
GM LEAR IRREV LIV TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

MORGAN STANLEY DW	8.55
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NJ 07311

NFSC LLC FEBO	9.39
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
14404 SE WEBSTER RD APT 325
PORTLAND OR 97267-1972

WEDBUSH MORGAN SECURITIES	5.56
1000 WILSHIRE BLVD
LOS ANGELES, CA 90017-2457

OREGON INTERMEDIATE MUNICIPAL BOND FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
RAYMOND JAMES & ASSOC INC	7.75
FBO SAUNDERS BARNEY
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC	10.31
FBO WESTENHOUSE H
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH	7.01
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC	6.59
FBO WESTENHOUSE H&J
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

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Name and Address	Percent of Shares Held at November 30, 2006
UBS FINANCIAL SERVICES INC. FBO	13.38
BILLY J. TOWERY
1315 SW DOVER LN.
MADRAS OR 97741-8852

RAYMOND JAMES & ASSOC INC	8.45
FBO STAVANG CARL
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC	5.09
FBO HALVIN TRUST
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

OREGON INTERMEDIATE MUNICIPAL BOND FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
DAIN RAUSCHER INC FBO	28.14
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
4798 BECKER CIR SE
ALBANY OR 97322-7139

LPL FINANCIAL SERVICES	6.56
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC	15.11
PO BOX 2052
JERSEY CITY NJ 07303-2052

DAIN RAUSCHER INC FBO	13.58
RUTH LEAR
RUTH C LEAR TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

LPL FINANCIAL SERVICES	17.41
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

AMERICAN ENTERPRISE INVESTMENT SVCS	5.54
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS	7.48
PO BOX 9446
MINNEAPOLIS MN 55440-9446

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OREGON INTERMEDIATE MUNICIPAL BOND FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	8.29
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

REAL ESTATE EQUITY FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	27.24
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONWIDE TRUST CO FSB	25.00
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

REAL ESTATE EQUITY FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
PATTERSON & CO	9.25
1525 W WT HARRIS BLVD
CHARLOTTE, NC 28288-0001

LPL FINANCIAL SERVICES	7.14
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968

CITIGROUP GLOBAL MARKETS, INC.	5.48
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

REAL ESTATE EQUITY FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	23.75
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

BANK OF AMERICA NA	26.55
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

50

SMALL CAP GROWTH FUND I – A

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	6.03
MARY TEAGUE EX
ESTATE OF EUGENE M. CLARY
4701 POST OAK TRITT RD.
MARIETTA, GA 30062-5628

PERSHING LLC	6.12
PO BOX 2052
JERSEY CITY, NY 07303-2052

CHARLES SCHWAB & CO INC	12.55
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

SMALL CAP GROWTH FUND I – B

Name and Address	Percent of Shares Held at November 30, 2006
LARRY D. BRYAN &	5.87
GAYLE W. BRYAN JTWROS
219 PEARL AVE
NEWPORT BEACH, CA 92662-1022

SMALL CAP GROWTH FUND I – C

Name and Address	Percent of Shares Held at November 30, 2006
FIRST CLEARING LLC	6.55
KATHY L MCNEIL IRA
FCC AS CUSTODIAN
225 91ST ST
STONE HARBOR, NJ 08247-2019

STIFEL NICOLAUS & CO INC	6.32
MARCELLA M ADKINS IRA
501 N BROADWAY
ST. LOUIS, MO 63102-2131

SMALL CAP GROWTH FUND I – Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	20.94
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

51

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	11.59
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST.
DALLAS, TX 75201-3307

STRATEGIC INVESTOR FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	10.50
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

STRATEGIC INVESTOR FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC	5.31%
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

STRATEGIC INVESTOR FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	31.04
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

NFS LLC FEBO	7.71
FMT CO CUST IRA ROLLOVER
FBO JAMES S KRUEGER
389 REDFIELD PL
MORAGA, CA 94556-2514

AG EDWARDS & SONS INC CUST FBO	7.60
SHARON LOUISE GREER ROLLOVER IRA
4905 HOLLYCREST WAY
FAIR OAKS, CA 95628-5113

ROBERT W BAIRD & CO., INC.	7.18
777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202-5300

52

STRATEGIC INVESTOR FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	6.74
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

TECHNOLOGY FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	20.28
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

US BANK FBO PREMIER	6.47
PO BOX 1787
MILWAUKEE, WI 53201-1787

TECHNOLOGY FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	9.08
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	28.93
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
LPL FINANCIAL SERVICES	61.61
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BANK OF AMERICA NA	12.67
THOMASVILLE HOME FURNISHINGS OF AZ
BRADLEY R CHAVEZ
13563 W GELDING DR
SURPRISE, AZ 85379-8359

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Name and Address	Percent of Shares Held at November 30, 2006
SCOTTRADE INC FBO	5.93
SHEIKH A QADEER
PO BOX 31759
SAINT LOUIS, MO 63131-0759

CITIGROUP GLOBAL MARKETS, INC.	9.79
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

USAA INVESTMENT MANAGEMENT CO	6.49
9800 FREDERICKSBURG RD
SAN ANTONIO TX 78288-0001

TECHNOLOGY FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	34.45
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

VANGUARD FIDUCIARY TRUST COMPANY	15.44
COLUMBIA TECHNOLOGY FUND
PO BOX 2600
VALLEY FORGE, PA 19482-2600

Proxy Voting Policies and Fund Proxy Voting Record

Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Funds reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of a Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of a Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

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The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting guidelines and procedures are included in this SAI as Appendix I. In accordance with SEC regulations, each Fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of each Fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds’ portfolio holdings by the funds, the Advisor, or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds’ website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds’ policies are described below. The Trustees shall be updated as needed regarding the Funds’ compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund’s shareholders and those of the Advisor and its affiliates. The Funds’ policies prohibit the Advisor and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

Public Disclosures

Each Fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund’s website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, a Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

55

The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

Type of Fund	Information Provided	Frequency of Disclosure	Date of Web Posting
Equity Funds	Full portfolio holdings information.	Monthly	30 calendar days after month-end.

Fixed Income Funds	Full portfolio holdings information.	Quarterly	60 calendar days after the quarter-end

The scope of the information provided relating to a Fund’s portfolio that is made available on the website may change from time to time without prior notice.

For Columbia money market funds, a complete list of a Fund’s portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds’ distributor, Columbia Management Distributors, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

Each Fund’s policies provide that non-public disclosures of a Fund’s portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund’s chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include any sub-custodians of the Fund’s securities, the Fund’s independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds’ proxy voting service, currently ISS. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Funds’ investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

Pursuant to the investment advisory contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of each Fund’s assets to invest.

The Advisor provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustee fees, taxes and governmental fees, interest, brokers’ commissions, transaction expenses, cost

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of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund.

The advisory fee for the following Funds is calculated as a percentage of net assets that declines as net assets increase and is as follows:

Balanced Fund	0.50% of the Fund’s net assets

Mid Cap Growth Fund	0.820% of the Fund’s first $500 million of net assets;
0.750% of next $500 million of net assets;
0.720% of next $500 million of net assets; and
0.670% of net assets in excess of $1.5 billion.

Small Cap Growth Fund I	0.870% of the Fund’s first $500 million of net assets;
0.820% of next $500 million of net assets; and
0.770% of net assets in excess of $1 billion.

Real Estate Fund	0.75% of the Fund’s net assets

Technology Fund	0.870% of the Fund’s first $500 million of net assets;
0.820% of next $500 million of net assets; and
0.770% of net assets in excess of $1 billion.

Strategic Investor Fund	0.75% of the Fund’s net assets

Oregon Intermediate Municipal Bond Fund	0.50% of the Fund’s net assets

Conservative High Yield Fund	0.600% of the Fund’s first $500 million of net assets;
0.550% of next $500 million of net assets;
0.520% of next $500 million of net assets; and
0.490% of net assets in excess of $1.5 billion.

Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:

Fund	2006	2005	2004
Mid Cap Growth Fund	$7,016,122	$6,887,146	$8,813,801
Small Cap Growth Fund I	$1,815,993	$2,723,457	$7,019,787
Real Estate Fund	$5,226,464	$6,719,241	$7,214,201
Technology Fund	$1,211,629	$407,571	$361,947
Strategic Investor Fund	$3,599,377	$3,612,063	$2,576,915
Balanced Fund	$1,364,296	$1,963,794	$3,002,434
Oregon Intermediate Municipal Bond Fund	$1,993,389	$2,132,126	$2,338,697
Conservative High Yield Fund	$7,197,315	$9,467,680	$10,523,463

Columbia Management Services, Inc. (“CMS”) acts as transfer agent, dividend disbursing agent and shareholders’ servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders’ servicing agency services to the Funds (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, each Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. Effective October 1, 2006, each Fund may pay CMS the fees and expenses it pays to dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

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For the period November 1, 2005 to March 31, 2006 the Funds paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders’ servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly. The transfer agent fees paid to CMS for the fiscal year ended August 31, 2006 under each transfer agent agreement were $715,908 for the Mid Cap Growth Fund, $311,030 for the Small Cap Growth Fund I, $723,456 for the Real Estate Fund, $178,866 for the Technology Fund, $642,607 for the Strategic Investor Fund, $291,742 for the Balanced Fund, $153,060 for the Oregon Intermediate Municipal Bond Fund and $1,068,900 for the Conservative High Yield Fund. For the period September 1, 2005 through October 31, 2006, the Transfer Agent voluntarily waived a portion of its fees for each Fund with the exception of the Real Estate Fund.

The Funds have entered into an Administrative Agreement and a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performs certain administrative and pricing and bookkeeping services for the Funds. The Advisor has delegated responsibility for certain of these administrative and pricing and bookkeeping services to State Street Bank and Trust Company (“State Street”).

For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay to the Advisor, or to such other person(s) as the Advisor may direct, an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund’s net asset value (“Fund Accounting Fee”); and (ii) for financial reporting services, $13,000 (“Financial Reporting Fee”). Additionally, each Fund will bear certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement shall not exceed $140,000 annually.

Prior to May 1, 2006, the Funds were party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Funds with substantially similar services for substantially similar fees.

The amount paid under the Administrative Agreement and the Pricing and Bookkeeping Agreement by each of the Funds during the Funds’ fiscal year ended August 31, 2006 was $161,463 for the Mid Cap Growth Fund, $91,805 for the Small Cap Growth Fund I, $154,748 for the Real Estate Equity Fund, $81,454 for the Technology Fund, $141,949 for the Strategic Investor Fund, $124,700 for the Balanced Fund, $146,712 for the Oregon Intermediate Municipal Bond Fund and $179,704 for the Conservative High Yield Fund.

Until November 1, 2005, the Advisor performed certain pricing, bookkeeping and administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the “Agreement”). Under the terms of the Agreement, the Advisor (a) provided fund accounting and financial reporting oversight of State Street Bank & Trust Company, who provided the daily fund accounting and financial reporting services; (b) maintained and preserved in a secure manner the accounting records of the Funds; (c) provided fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provided disaster planning. For the services rendered by the Advisor, each Fund agreed to pay a minimum of $25,000 plus two basis points for fund accounting and $19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor was also entitled to be compensated for certain out-of-pocket expenses.

Columbia Management Distributors, Inc. (formerly known as Columbia Funds Distributor, Inc.) (“CMD”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CMD has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms (“FSFs”) or investors.

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For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A and T shares:

	Class A			Class T
	2006	2005	2004	2006	2005	2004
Mid Cap Growth Fund	$113,195	$53,881	$58,047	$1,091	$1,207	$1,845
Small Cap Growth Fund I	$33,310	—	—	—	—	—
Real Estate Equity Fund	$100,618	$179,691	$212,798	—	—	—
Technology Fund	$653,699	$61,122	$48,422	—	—	—
Strategic Investor Fund	$597,072	$1,005,634	$652,526	—	—	—
Balanced Fund	$26,097	$23,727	$26,350	—	—	—
Oregon Intermediate Municipal Bond Fund	$12,008	$17,407	$18,602	—	—	—
Conservative High Yield Fund	$73,487	$248,195	$790,974	—	—	—

For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, CMD, as Distributor, retained the following fees:

	Mid Cap Growth Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$113,195	$53,881	$58,047

Initial sales charges retained by CMD	$17,995	$8,640	$9,271

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$67	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$12,977	$12,755	$12,291

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$1,450	$774	$264

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$10	$14	$21

	Class R Shares** Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	N/A	N/A

59

	Class T Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$1,091	$1,208	$1,845
Initial sales charges retained by CMD	$158	$185	$0
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$0	$0

	Class G Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$1,229	$1,030	$2,954

*	Class C shares were initially offered on October 13, 2003.
**	Class R shares were initially offered on January 23, 2006.

	Small Cap Growth Fund* Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$33,310	N/A	N/A
Initial sales charges retained by CMD	$5,361	N/A	N/A
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$100	N/A	N/A

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$3,371	N/A	N/A

	Class C Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$100	N/A	N/A

*	Class A, B and C shares were initially offered on November 1, 2005.

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	Real Estate Equity Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$100,618	$179,691	$212,798
Initial sales charges retained by CMD	$15,313	$27,593	$32,403
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$46	$1,889	$25,000

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$48,618	$41,433	$23,444

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$1,742	$1,002	$2,004

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$278	$353	$4,273

*	C1ass C shares were initially offered on October 13, 2003.

	Technology Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$653,699	$61,122	$48,422
Initial sales charges retained by CMD	$94,620	$9,699	$8,022
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$4,908	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$16,901	$22,029	$40,538

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	Class C Shares* Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$12,871	$1,437	$883

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$11

*	Class C shares were initially offered on October 13, 2003.

	Strategic Investor Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$597,072	$1,005,634	$652,526

Initial sales charges retained by CMD	$102,364	$157,605	$93,760

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$224	$3,199	$487

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$116,777	$93,114	$26,530

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$9,822	$3,229	$1,230

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$20	$0	$12

*	Class C shares were initially offered on October 13, 2003.

	Balanced Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$26,097	$23,727	$26,350

Initial sales charges retained by CMD	$4,107	$3,854	$4,251

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$17	$0	$0

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	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$32,220	$21,461	$15,155

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$298	$157	$282

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$9

*	Class C shares were initially offered on October 13, 2003.

	Oregon Intermediate Municipal Bond Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$12,008	$17,407	$18,602
Initial sales charges retained by CMD	$1,078	$2,191	$2,240
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$5,030	$1,561	$9,564

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$50	$222	$685

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$119

*	Class C shares were initially offered on October 13, 2003.

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	Conservative High Yield Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$73,487	$248,195	$790,974
Initial sales charges retained by CMD	$8,932	$32,709	$96,270
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$23,132	$66,541

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$313,407	$325,296	$297,129

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$3,971	$5,183	$32,727

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$1,145	$1,389	$39,786

*	Class C shares were initially offered on October 13, 2003.

The Advisor and CMS are wholly owned subsidiaries of Columbia Management Group, LLC. CMD is a wholly owned subsidiary of the Advisor. Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

PORTFOLIO TRANSACTIONS

Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund’s transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See “TAXES” in this Statement of Additional Information.

The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

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Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund’s shares.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor’s own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor’s research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor’s investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

The Advisor may use a Fund’s commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor’s Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:

Fund	2006	2005	2004
Mid Cap Growth Fund	$1,235,496	$2,899,948	$4,568,079
Small Cap Growth Fund I	$597,596	$2,830,330	$4,182,561
Real Estate Equity Fund	$488,701	$999,372	$1,006,065
Balanced Fund	$316,029	$747,893	$1,984,251
Technology Fund	$1,456,883	$923,686	$1,103,735
Strategic Investor Fund	$933,338	$1,779,252	$1,457,139
Oregon Intermediate Municipal Bond Fund	$0	$1,254	$0

No agency brokerage commissions were paid by the Conservative High Yield Fund, during the last fiscal three years. No agency brokerage commissions were paid by the Oregon Intermediate Municipal Bond Fund during 2004 or 2006. Of the commissions paid in 2006, the Mid Cap Growth Fund paid $155,828, the Small Cap Growth Fund I paid $23,539, the Balanced Fund paid $38,829, the Real Estate Fund paid $34,537, the Strategic Investor Fund paid $60,423, and the Technology Fund paid $110,446 to acquire third-party research or products.

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At August 31, 2006, the Funds held securities of their regular brokers or dealers as set forth below:

Fund	Broker/Dealer	Value
Mid Cap Growth Fund	NONE

Small Cap Growth Fund I	NONE

Real Estate Equity Fund	NONE

Technology Fund	NONE

Strategic Investor Fund	CITIGROUP, INC.	$8,873,130

	JP MORGAN CHASE & CO.	$6,629,832

	MERRILL LYNCH & CO, INC.	$3,257,379

Balanced Fund	GOLDMAN SACHS	$365,265

Oregon Intermediate Municipal Bond Fund	NONE

Conservative High Yield Fund	NONE

Provided each Fund’s Board of Trustees is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund’s shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Fleet Institutional Trading, an affiliated broker-dealer of the Advisor that was disbanded in 2004, to execute purchase and sale orders. During 2004 and 2005, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor, to execute purchase and sale orders. During 2005, the Funds periodically used Bank of America Securities, an affiliated broker dealer of the Advisor, to execute purchase and sale orders.

The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal year 2004 is as follows:

Fund	2004
Balanced Fund	$0
Strategic Investor Fund	$5,125

The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:

Fund	2004
Small Cap Growth Fund I	$1,365
Mid Cap Growth Fund	$9,785
Growth Fund	$25,250
Strategic Investor Fund	$1,500

The Funds paid no brokerage commissions to W.R. Hambrecht or Bank of America Securities in fiscal year 2005 or fiscal year 2006.

For the past three years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund’s total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

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Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings (“IPOs and “SPOs,” jointly “POs”) are made pursuant to Guidelines (the “Guidelines”) established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

The Advisor, CMD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Ethics Code”) that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor’s other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor’s Ethics Committee to monitor that compliance.

The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

67

CAPITAL STOCK AND OTHER SECURITIES

Each Fund is a series of a Massachusetts business trust and, prior to reorganization as such, was a corporation organized in the year set forth below opposite its name.

Fund	Date
Mid Cap Growth Fund	1985
Small Cap Growth Fund I	1996
Real Estate Fund	1994
Technology Fund	2000
Strategic Investor Fund	2000
Balanced Fund	1991
Oregon Intermediate Municipal Bond Fund	1984
Conservative High Yield Fund	1993

Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the “Plan”) adopted by the Trustees in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Trustees of each Fund and to the extent permitted by the 1940 Act and each Fund’s declaration of trust and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of Trustees, can elect all the Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the declaration of trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The declaration of trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a particular Fund incurring financial loss on account of another series of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series was unable to meet its obligations.

Except as indicated in Appendix II, Class G shares of a Fund automatically convert into Class T shares of the same Fund after eight years. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund’s Prospectus for Class A, B, C and D shares.

Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 12 months after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

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DISTRIBUTION AND SERVICING

Rule 12b-1 Distribution Plan

The Trustees have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for the Funds’ Class A, B, C, D, G and R shares. Under the 12b-1 Plan, each Fund pays CMD a monthly service fee at an annual rate of up to 0.25% of the Fund’s net assets attributed to Class A, B, C and D shares. Each Fund (other than the Strategic Investor Fund and the Oregon Intermediate Municipal Bond Fund) may also pay CMD monthly a distribution fee at an annual rate of 0.10% of the Fund’s daily net assets attributed to Class A shares, and each Fund may pay up to 0.75% of the Fund’s average daily net assets attributable to Class B, C and D shares. The Mid Cap Growth Fund may pay up to 0.50% of the Fund’s daily net assets attributable to Class R shares. The Funds’ Board of Trustees currently limits payments under the 12b-1 Plan for Class A shares to 0.25% annually. Also under the 12b-1 Plan, the Mid Cap Growth Fund pays CMD a monthly service fee at an annual rate of up to 0.50% of the Fund’s net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services (“Shareholder Liaison Services”) and up to 0.25% for administrative services (“Administrative Support Services”). The Mid Cap Growth Fund also pays CMD monthly a distribution fee at an annual rate of up to 0.65% of the Fund’s average daily net assets attributed to Class G shares. At this time, the total Class G service and distribution fees have been limited to 0.95% for the Mid Cap Growth Fund. These limitations may be modified or terminated by the Board of Trustees at any time.

For the Oregon Intermediate Municipal Bond Fund, CMD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C’s and Class D’s average daily net assets. For the Conservative High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C’s and Class D’s average daily net assets.

The monthly service and distribution fees shall be used by CMD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CMD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals (“Service Organizations”) with respect to the Funds’ shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

Shareholder Liaison Services may include the following services provided by FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.

CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CMD’s expenses, CMD may realize a profit from the fees. The 12b-l Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

Shareholder Services Plan

The Board of Trustees has approved a Shareholder Services Plan (the “Services Plan”) for Class T shares of the Mid Cap Growth Fund. Under the Services Plan, the Fund may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund’s net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

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Terms of the 12b-1 and Services Plan

CMD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds’ assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds’ shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements (“Independent Trustees”), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Trustees or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Funds is effected by such Independent Trustees.

The Funds’ 12b-1 Plan monthly service and distribution fees paid to CMD for the period ended August 31, 2006 were:

	Service Fee						Distribution Fee
	Class A	Class B	Class C	Class D	Class G	Class T	Class B	Class C	Class D	Class G	Class R
Mid Cap Growth Fund	$25,357	$18,658	$3,866	$1,053	$2,148	$86,581	$55,975	$11,608	$3,160	$4,655	$75
Real Estate Equity Fund	$106,486	$33,095	$12,310	$9,830	—	—	$99,284	$36,932	$29,489	—	—
Technology Fund	$126,188	$14,887	$30,796	$65	—	—	$44,662	$92,555	$194	—	—
Strategic Investor Fund	$440,670	$130,529	$108,770	$1,176	—	—	$391,587	$326,309	$3,527	—	—
Balanced Fund	$9,665	$19,456	$2,872	$601	—	—	$58,368	$8,617	$1,804	—	—
Oregon Intermediate Municipal Bond Fund	$13,180	$2,836	$1,356	$1,753	—	—	$8,507	$4,067	$5,258	—	—
Conservative High Yield Fund	$552,158	$195,120	$36,294	$113,957	—	—	$585,359	$87,105	$273,497	—	—
Small Cap Growth Fund I	$1,979	$556	$318	—	—	—	$1,671	$958	—	—	—

Sales-related expenses of CMD relating to the Funds were:

Mid Cap Growth Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class G Shares	Class R Shares	Class T Shares
Fees to FSFs	$31,153	$53,885	$22,479	$1,164	$2,481	$0	$86,572
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$3,086	$534	$494	$8	$21	$8	$325
Allocated travel, entertainment and other expenses	$26,049	$4,503	$4,169	$65	$178	$68	$2,739

Small Cap Growth Fund I

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares
Fees to FSFs	$8,025	$11,110	$4,103
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$448	$98	$64
Allocated travel, entertainment and other expenses	$3,777	$830	$538

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Real Estate Equity Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$119,486	$49,907	$21,571	$10,109
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$2,424	$540	$312	$84
Allocated travel, entertainment and other expenses	$20,454	$4,556	$2,637	$712
Technology Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$332,554	$208,669	$264,054	$80
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$12,815	$1,012	$3,371	$1
Allocated travel, entertainment and other expenses	$108,152	$8,542	$28,452	$8
Strategic Investor Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$477,713	$348,873	$207,663	$1,356
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$8,434	$2,241	$2,267	$11
Allocated travel, entertainment and other expenses	$71,180	$18,913	$19,132	$93
Balanced Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$10,847	$29,151	$6,527	$651
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$293	$261	$105	$3
Allocated travel, entertainment and other expenses	$2,476	$2,206	$884	$25

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Oregon Intermediate Municipal Bond Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$33,192	$3,578	$2,895	$1,752
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$454	$14	$27	$3
Allocated travel, entertainment and other expenses	$3,831	$122	$231	$26
Conservative High Yield Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$556,743	$221,571	$44,672	$115,225
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$6,492	$1,151	$295	$421
Allocated travel, entertainment and other expenses	$54,794	$9,714	$2,486	$3,549

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases and Redemptions

A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day’s transactions. If the FSF fails to transmit before a Fund processes that day’s transactions, the customer’s entitlement to that day’s closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange (“Exchange”) on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of each Fund’s shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD’s commission is the sales charge shown in the Fund’s Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application (“Application”), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

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Checks presented for the purchase of shares of a Fund which are returned by the purchaser’s bank or checkwriting privilege checks for which there are insufficient funds in a shareholder’s account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.

CMS acts as the shareholder’s agent whenever it receives instructions to carry out a transaction on the shareholder’s account. Upon receipt of instructions that shares are to be purchased for a shareholder’s account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CMS for deposit to their account.

ADDITIONAL INVESTOR SERVICING PAYMENTS

The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include subaccounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (“additional shareholder services”). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trusts’ Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See “Additional Financial Intermediary Payments” for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

As described above, financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under “Investor Servicing Payments.” For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

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CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in “Additional Investor Servicing Payments.” These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading “Fees and Expenses” in the Fund’s prospectus.

Marketing Support Payments

CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the money market funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in the Fund.

As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.

AIG Advisor Group

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Banc of America Securities LLC

Banc of America Securities Limited

Bank of America, N.A.

Bank of New York

Bear Stearns & Co. Inc.

BMO Nesbitt Burns

Brown Brothers Harriman & Co.

Chicago Mercantile Exchange

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Citicorp Investment Services

Commonwealth Financial Network

Custodial Trust Company

FAS Corp.

Ferris Baker Watts, Incorporated

Fidelity Brokerage Services, Inc.

FinancialOxygen, Inc.

Genworth Financial, Inc.

Goldman, Sachs & Co.

Harris Corp.

Huntington Capital Corp.

Independent Financial Markets Group, Inc.

ING Group

J.J.B. Hilliard, W.L. Lyons, Inc.

Lincoln Financial Advisors Corp.

Linsco/Private Ledger Corp. (LPL)

Mellon Financial Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market One

Morgan Stanley DW Inc.

New York State Deferred Compensation Board

Pershing LLC

PNC Bank, N.A.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

SEI Investments Inc.

Silicon Valley Bank

Summit Bank

Sungard Institutional Brokerage Inc.

Sun Life Assurance Company of Canada

TIAA-CREF Life Insurance Company

Transamerica Corporation

UBS Financial Services Inc.

US Bank Trust

Wachovia Securities LLC

Webster Investment Services, Inc.

Wells Fargo Investments, LLC

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Investor Servicing Payments

CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see “Additional Investor Servicing Payments”) and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

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As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC

Administrative Management Group

Ameriprise Financial Services, Inc.

AST Trust Company

Benefit Plan Administrators

Bisys Retirement Services

Ceridian Retirement Plan Services

Charles Schwab & Co.

Citigroup Global Markets Inc.

CitiStreet LLC

City National Bank

CNA Trust Corporation

Compensation & Capital Administrative Services, Inc

CompuSys Erisa Group of Companies

Crown Point Trust Company

Daily Access Concepts, Inc.

Digital Retirement Solutions

Edgewood Services, Inc.

ExpertPlan

Fidelity Investments Institutional Operations Co.

Fiserv Trust Company

GWFS Equities, Inc.

Hartford Life Insurance Company

Hewitt Associates LLC

Investmart, Inc.

JP Morgan Retirement Plan Services LLC

Lincoln Financial Group

Matrix Settlement & Clearance Services

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid Atlantic Capital Corporation

National Investor Services Corp.

Nationwide Investment Services

NYLife Distributors LLC

PNC Advisors

Princeton Retirement Group

RBC Dain Rauscher Inc.

Stanton Trust

Sungard Investment Products, Inc.

The 401k Company

T. Rowe Price Group, Inc.

Unified Trust Company, N.A.

The Gem Group, L.P.

The Principal Financial Group

The Vanguard Group, Inc.

Wachovia Securities, LLC

Wells Fargo Investments, LLC

Wilmington Trust Corporation

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CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Please contact your FSF or intermediary for details about payments it may receive.

Special Purchase Programs/Investor Services

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts (“IRAs”)) are used to purchase a Fund’s shares at the public offering price next determined after CMD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

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Tax-Sheltered Retirement Plans. CMD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CMD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in non-CMD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CMS. Participants in CMD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CMD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder’s bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder’s existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

Programs for Reducing or Eliminating Sales Charges

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent (“Statement”). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

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If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price.

If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder’s FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1.	Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSF’s (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds’ Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds

NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

Banks, trust companies and thrift institutions, acting as fiduciaries.

2.	Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

(For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3.	Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4.	Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5.	Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6.	Reorganizations. At the Fund’s discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7.	Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8.	Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established.

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Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account’s value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under “How to Sell Shares — Systematic Withdrawal Plan.”

3.	Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6.	Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403 (b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

7.	Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8.	Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9.	Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10.	IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

11.	Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12.	Plans of Reorganization. At the Funds’ discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

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13.	Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under Section 501(c) (3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14.	The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How To Sell Shares

Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder’s FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CMS for more information at 1-800-345-6611.

FSFs must receive requests before the time at which a Fund’s shares are valued to receive that day’s price. FSFs are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder’s investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder’s investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder’s account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder’s account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder’s account balance is less than the shareholder’s base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder’s income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder’s FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder’s account.

A Fund may terminate a shareholder’s SWP if the shareholder’s account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

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The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.

Shareholders whose positions are held in “street name” by certain FSFs may not be able to participate in a SWP. If a shareholder’s Fund shares are held in “street name,” the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund’s shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day’s closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Distributions

Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder’s election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CMS is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of Funds that pay daily dividends (Oregon Intermediate Municipal Bond Fund, and Conservative High Yield Fund) will be earned starting the day after the Fund receives payments for the shares.

How To Exchange Shares

Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CMD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CMS before requesting an exchange.

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By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

The Funds also reserve the right to close a shareholder account if the shareholder’s actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

Pricing of Shares

The net asset value (“NAV”) per share of each Fund is determined by the Advisor, under procedures approved by the Trustees, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund’s assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

For purposes of calculating the NAV of a Fund’s shares, the following procedures are utilized whenever applicable. Each Fund’s equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds’ Board of Trustees. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds’ Board of Trustees.

Temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds’ Board of Trustees. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

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The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds’ NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund’s NAV is calculated, it may be necessary to value the security in light of that event.

CUSTODIAN

State Street Bank & Trust Company (the “Custodian”), 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900 acts as the Funds’ general custodian, for both domestic and foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Trustees of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund’s foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 is the Fund’s independent registered public accounting firm, providing audit and tax return services and assistance and consultation, in connection with the various Securities and Exchange Commission filings. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

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TAXES

Federal Income Taxes

Each Fund intends and expects to elect to be treated and qualify each year as a regulated investment company under Part I of Subchapter M of the Code. If a Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90 percent of its gross income for each taxable year from, (i) dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships,” as defined below, (the “90 Percent Test”);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and not greater than 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either (x) the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) the securities of one or more qualified publicly traded partnerships (the “Diversification Test”).

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and the excess of tax-exempt interest income over expenses attributable thereto, for such year.

A regulated investment company that meets the requirements described above is not subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Rather, it is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

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For purposes of the Diversification Test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. In addition, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as issuers.

Special Aspects of 90 Percent Test. In general, for purposes of 90 Percent Test, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Hedging transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund’s book income exceeds its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Funds Other Than Oregon Intermediate Municipal Bond Fund. Shareholders of Funds other than the Oregon Intermediate Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Strategic Investor Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. Distributions from the Conservative High Yield Fund are unlikely to so qualify because the income of this Fund consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund’s income is derived from interest and distributions from real estate investment trusts (“REITs”), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

General Considerations. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss (“Capital Gains Dividends”) are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is generally lower than the highest rate that applies to ordinary income; however, for taxable years beginning before January 1, 2011 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign

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corporations and the Fund meets holding period and other requirements. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning before January 1, 2011.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year’s distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Intermediate Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the federal AMT.

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Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Each Fund is generally required to obtain from its shareholders a certification of the shareholder’s taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder’s federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. For the Oregon Intermediate Municipal Bond Fund, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. A shareholder’s failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder’s account, which will be closed. Closure of the account may result in a capital gain or loss.

If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) any retained amount from the prior year. If the actual distributions are less than the required distributions, a nondeductible tax of 4 percent applies to the shortfall. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind (“PIK”) bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue

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interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment in Passive Foreign Investment Companies. Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a PFIC as a “qualified electing fund,” in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Investment in Real Estate Investment Trusts The Real Estate Fund, and to a lesser extent certain other Funds (see “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS”) will invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

If a portion of the income distributions received by the Real Estate Fund from its holdings in REITs includes a tax return of capital and the Fund distributes that return of capital to shareholders, it will reduce the tax cost basis of their shares in the Real Estate Fund. The effect of a return of capital is to defer their tax liability on that portion of their income distributions until they sell their shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

The Real Estate Fund, and to a lesser extent certain other Funds (see “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS”), may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

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In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 5l4(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Oregon Intermediate Municipal Bond Fund. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term “municipal bonds” refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term “tax-exempt interest” refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Intermediate Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Intermediate Municipal Bond Fund’s dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

Distributions properly designated by the Oregon Intermediate Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, “substantial users,” as discussed below). Distributions representing net taxable interest received by the Oregon Intermediate Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

Any capital loss realized upon the redemption of shares of the Oregon Intermediate Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period for this purpose.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described above, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

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A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund’s ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its “stated redemption price” (in the case of a bond with original issue discount, its “revised issue price”).

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Intermediate Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of “adjusted current earnings” over the corporation’s other federal alternative minimum taxable income (computed without regard to “adjusted current earnings” and without regard to any “alternative tax net operating loss”). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as “adjusted current earnings.” In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the “modified alternative minimum taxable income” of the corporation over $2 million. See Section 59A of the Code.

In some cases, exempt-interest dividends paid by the Oregon Intermediate Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

Certain foreign corporations may be subject to the “branch profits tax” under Section 884 of the Code. The receipt of dividends from the Oregon Intermediate Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

“Substantial users” (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Intermediate Municipal Bond Fund’s portfolios will be made by the Oregon Intermediate Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Intermediate Municipal Bond Fund.

At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Intermediate Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Intermediate Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

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If the Oregon Intermediate Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day’s dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

Shares of the Oregon Intermediate Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Intermediate Municipal Bond Fund and the value of portfolio securities held by the Fund would be affected.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

Non-U.S. Shareholders. Capital gain dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

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In order for a foreign investor to qualify for reduction or elimination of backup withholding under a tax treaty or an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. However, if such a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal net income taxation only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Special rules apply to the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Foreign Income Taxes

The Mid Cap Growth Fund, the Small Cap Growth Fund I, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the Conservative High Yield Fund may invest in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund’s distributed income and a Fund’s return. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

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State Income Taxes

Funds That Invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

Oregon Intermediate Municipal Bond Fund. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Intermediate Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Intermediate Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Intermediate Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Intermediate Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

The Oregon Intermediate Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

Capital gains distributed to shareholders of the Oregon Intermediate Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Distributions and Taxes” of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

Except as noted, this discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Recent Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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SHAREHOLDER MEETINGS

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Funds have voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Funds’ By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Funds or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other Funds in the Fund Complex that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

FINANCIAL STATEMENTS

The Funds’ most recent Annual and Semi-Annual Report to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

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APPENDIX I

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised September 30, 2005 and April 25, 2006

All proxies1 regarding client securities for which Columbia Management Advisors, LLC (“CMA”) has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA’s clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

PROCEDURES AND CONTROLS:

I.	PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds’ Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

[1]	The term “proxy” as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

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(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee’s purpose, membership and operation. The Proxy Committee’s charter is consistent, in all material respects, with this policy and procedure.

II.	CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest Disclosure and Certification Form and submitting the form to Compliance Risk Management (“CRM”). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III.	CONFLICTS OF INTEREST

For purposes of CMA’s proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding: (1) CMA

[2]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest — Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	BAC’s enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

2.	In addition, BAC has adopted “Global Policies and Procedures Regarding Information Walls and Inside Information.” Pursuant to these policies and procedures, “information barriers” have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

3.	Within CMA, CMA’s Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of CMA’s Clients.

4.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•	To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

•

The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

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5.	In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. CMA has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.	VOTING GUIDELINES

A.	The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines as follows:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange (“NYSE”), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

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•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/ CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

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CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3.	Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value.

•	Balanced interests of continuing vs. cashed-out shareholders.

•	Market reaction to public announcement of transaction.

4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6.	Other Business Matters

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

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7.	Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8.	Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

105

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

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•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

107

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

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Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C.	Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

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VI.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

1.	CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. This retention is subject to CMA continuously assessing the vendor’s independence from CMA and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, offers or employees of any such firm, on the one hand, and CMA’s clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

3.	On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

5.	Whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.	Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA’s voting for the previous period.

VII.	AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA’s Form ADV. Upon receipt of a Client’s request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients’ proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain

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records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors; and

•	Whether the company cast its vote for or against management.

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APPENDIX II

Information Applicable to Certain Class G Shareholders

Except as set forth below, Contingent Deferred Sales Charges (“CDSCs”) and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

Holding Period After Purchase	% Deducted When Shares are Sold
Through first year	5.00
Through second year	4.00
Through third year	3.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Longer than six years	None

Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

Holding Period After Purchase	% Deducted When Shares are Sold
Through first year	5.50
Through second year	5.00
Through third year	4.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Through the seventh year	None
Longer than seven years	None

If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

Purchases in excess of $50,000 are no longer accepted for Class B shares.

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Appendix B – Pro Forma Financial Statements

[•]

- B1 -

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of August 31, 2007 (Unaudited)

	Real Estate Fund	Columbia Real Estate Equity Fund			Columbia Real Estate Equity Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
Assets
Investments, at cost	$79,274,830	$288,716,913	$—		$367,991,743

Investments, at value (including securities on loan of $ - and $131,448,110, respectively)	$89,656,930	$424,486,103	$—		$514,143,033
Cash	8,457	727	—		9,184
Receivable for:
Investments sold	6,522	4,155,720	—		4,162,242
Capital stock sold	81,821	138,045	—		219,866
Interest	—	1,884	—		1,884
Dividends	37,966	264,233	—		302,199
Expense reimbursement due from Investment Advisor	23,007	—			23,007
Deferred Trustees’ compensation plan	—	33,381	—		33,381
Other assets	27,945				27,945

Total Assets	89,842,649	429,080,093	—		518,922,742

Liabilities
Payable for:
Investments purchased	1,584,105				1,584,105
Capital stock redeemed	1,879	2,107,006	—		2,108,885
Investment advisory fee	74,500	269,179	—		343,679
Administration fee	7,965	—	—		7,965
Transfer agent fee	8,473	152,465	—		160,938
Pricing and bookkeeping fees	432	11,808	—		12,240
Trustees’ fees	—	257			257
Legal fee	8,799	48,810			57,609
Audit fee	24,442	28,200			52,642
Custody fee	1,694	5,851	—		7,545
Shareholder Servicing Fees - Shares	18,133				18,133
Service and Distribution Fees		21,544	—		21,544
Chief compliance and officer expenses and fees	—	131	—		131
Deferred Trustees’ compensation plan	—	33,381	—		33,381
Other liabilities	5,124	18,939	139,001	(e)	163,063

Total Liabilities	1,735,546	2,697,571	139,001	(e)	4,572,118

Net Assets	$88,107,103	$426,382,522	(139,001)	(e)	$514,350,624

Composition of Net Assets
Paid-in capital	$27,500,694	$195,290,778	—		$222,791,472
Undistributed (Overdistributed) net investment income	526,936	(24,881)	(139,001)	(e)	363,054
Accumulated net realized gain (loss)	5,592,127	95,347,435	—		100,939,562
Net unrealized appreciation (depreciation) on investments	54,487,346	135,769,190	—		190,256,536

Net Assets	$88,107,103	$426,382,522	(139,001)	(e)	$514,350,624

Class A
Net assets	$—	$31,069,156	(3,501)	(e)	$31,065,655
Shares outstanding	—	1,499,196			1,499,196

Net asset value per share (b) (c)	$—	$20.72			$20.72

Maximum sales charge		5.75%			5.75%

Maximum offering price per share ($20.72/0.9425) (d)	$—	$21.98			$21.98

Class B
Net assets	$—	$9,663,030	(1,089)	(e)	$9,661,941
Shares outstanding	—	465,571			465,571

Net asset value and offering price per share (b) (c)	$—	$20.76			$20.75

Class C
Net assets	$—	$8,262,575	(930)	(e)	$8,261,645
Shares outstanding	—	398,682			398,682

Net asset value and offering price per share (b) (c)	$—	$20.72			$20.72

Class Z (a)
Net assets	$—	$377,387,761	87,973,622	(e)	$465,361,383
Shares outstanding	—	18,193,920	4,243,787	(f)	22,437,707

Net asset value, offering and redemption price per share	$—	$20.74			$20.74

Shares (a)
Net assets	$88,107,103	$—	(88,107,103)	(e)	$—
Shares outstanding	8,627,313	—	(8,627,313)	(f)	—

Net asset value, offering and redemption price per share	$10.21	$—			$—

(a)	Shares Class shares of Real Estate Fund shares are exchanged for shares of Columbia Real Estate Equity Fund based on the net asset value per share of Columbia Real Estate Equity Fund’s Class Z shares at the time of the merger.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

(d)	On sales of $50,000 or more the offering price is reduced.

(e)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $90,958 and $48,043. to be borne by Real Estate Fund and Columbia Real Estate Equity Fund, respectively.

(f)	Reflects estimated shares issued to Real Estate Fund at the time of the merger.

See Accompanying Notes to Financial Statements.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended August 31, 2007 (Unaudited)

	Real Estate Fund	Columbia Real Estate Equity Fund		Columbia Real Estate Equity Fund
			Pro Forma	Pro Forma
	Acquired Fund	Acquiring Fund	Adjustments	Combined
Investment Income:
Dividends	$2,283,468	$12,180,985	$—	$14,464,453
Interest	157,904	422,857	—	580,761
Foreign taxes withheld	—	(12,506)	—	(12,506)

Total Investment Income	2,441,372	12,591,336	—	15,032,708

Expenses:
Investment advisory fee	1,325,678	4,576,982	(330,416)	5,572,244	(a)
Administration fee	200,039	—	(200,039)	—	(a)
Distribution fee:
Class B	—	97,617	(29)	97,588	(a)
Class C	—	50,618	22,792	73,410	(a)
Class D	—	22,733	(22,733)	—	(b)
Service fee:
Class A	—	113,409	(35)	113,374	(a)
Class B	—	32,539	(10)	32,529	(a)
Class C	—	16,873	7,597	24,470	(a)
Class D	—	7,577	(7,577)	—	(b)
Shareholder service fee - Shares	331,419	—	(331,419)	—	(c)
Transfer agent fee	78,016	732,915	131,963	942,894	(d)
Pricing and bookkeeping fees	2,451	147,932	(7,726)	142,657	(e)
Legal and audit fees	30,087	89,882	(26,556)	93,413	(f)
Trustees’ fees	12,410	43,902	(12,410)	43,902	(f)
Custody fee	12,662	27,650	(10,661)	29,650	(f)
Chief compliance officer expenses and fees	—	4,617	—	4,617
Other expenses	51,003	244,793	(35,048)	260,749	(f)

Expenses before interest expense	2,043,765	6,210,039	—	7,431,497

Interest expense	—	7,578	—	7,578

Total Expenses	2,043,765	6,217,617	(822,307)	7,439,075

Fees and expenses waived or reimbursed by Investment Advisor	(378,760)	—	378,760	—
Fees and expenses waived or reimbursed by Administrator	(9,209)	—	9,209	—
Expense reductions	(1,526)	(11,308)	(928)	(13,762)

Net Expenses	1,654,270	6,206,309	(435,266)	7,425,313

Net Investment Income	787,102	6,385,027	435,266	7,607,395

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on Investments	37,733,879	239,570,282		277,304,161

Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(34,082,852)	(216,587,464)		(250,670,316)

Net Gain (Loss)	3,651,027	22,982,818		26,633,845

Net Increase in Net Assets from Operations	$4,438,129	$29,367,845	$435,266	$34,241,240

(a)	Based on the contract in effect for Columbia Real Estate Equity Fund.

(b)	Effective August 08 2007, Class D shares of Columbia Real Estate Equity Fund were converted to Class C shares.

(c)	Shares Class shares of Real Estate Fund will be exchanged for Class Z shares of Columbia Real Estate Equity Fund at the time of the merger.

(d)	Reflects the impact of contractual changes to the Columbia Real Estate Equity Fund transfer agent fee structure that is expected to be implemented at the time of the merger.

(e)	Bookkeeping fees are based on the contract in effect for Columbia Real Estate Equity Fund.

(f)	Reflects elimination of duplicate expenses achieved as a result of the merger.

PRO FORMA COMBINING INVESTMENT PORTFOLIO

As of August 31, 2007 (Unaudited)

	% of Net Assets	Real Estate Fund		Columbia Real Estate Equity Fund		Columbia Real Estate Equity Fund
		Acquired Fund		Acquiring Fund		Pro Forma Combined
		Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Common Stocks	96.3%
CONSUMER DISCRETIONARY	6.3%
Hotels, Restaurants & Leisure	6.3%
Gaylord Entertainment Co. (a)		32,891	1,688,953	162,800	8,359,780	195,691	10,048,733
Hilton Hotels Corp.		—	—	110,825	5,092,409	110,825	5,092,409
Starwood Hotels & Resorts Worldwide, Inc.		45,000	2,750,400	233,462	14,269,197	278,462	17,019,597

			4,439,353		27,721,386		32,160,739

CONSUMER DISCRETIONARY TOTAL			4,439,353		27,721,386		32,160,739

FINANCIALS	89.6%
Real Estate Investment Trusts (REITs)	89.6%
Alexandria Real Estate Equities, Inc.		48,426	4,519,599	242,272	22,611,246	290,698	27,130,845
American Campus Communities, Inc.		63,387	1,796,388	242,882	6,883,276	306,269	8,679,664
Apartment Investment & Management Co., Class A		88,087	3,937,489	441,252	19,723,964	529,339	23,661,453
AvalonBay Communities, Inc.		28,784	3,292,314	195,921	22,409,444	224,705	25,701,758
Biomed Realty Trust, Inc.		25,000	609,500	—	—	25,000	609,500
Brookdale Senior Living, Inc.		10,723	392,676	—	—	10,723	392,676
Corporate Office Properties Trust		105,667	4,551,078	529,268	22,795,573	634,935	27,346,651
Developers Diversified Realty Corp.		68,863	3,682,793	345,263	18,464,665	414,126	22,147,458
Digital Realty Trust, Inc.		35,000	1,365,000	—	—	35,000	1,365,000
Douglas Emmett, Inc.		75,000	1,833,750	—	—	75,000	1,833,750
Duke Realty Corp.		15,000	506,850	—	—	15,000	506,850
Essex Property Trust, Inc.		25,636	3,019,664	131,044	15,435,673	156,680	18,455,337
Extra Space Storage, Inc.		141,241	2,170,874	703,400	10,811,258	844,641	12,982,132
Federal Realty Investment Trust		10,000	840,700	—	—	10,000	840,700
Health Care REIT, Inc.		75,000	2,992,500	368,057	14,685,474	443,057	17,677,974
Home Properties of New York, Inc.		10,000	508,200	—	—	10,000	508,200
Host Hotels & Resorts, Inc.		5,000	111,450	—	—	5,000	111,450
iStar Financial, Inc.		57,998	2,122,727	287,779	10,532,711	345,777	12,655,438
Kimco Realty Corp.		105,800	4,530,356	661,078	28,307,360	766,878	32,837,716
Kite Realty Group Trust		130,000	2,207,400	—	—	130,000	2,207,400
LaSalle Hotel Properties		54,694	2,277,458	224,000	9,327,360	278,694	11,604,818
Lexington Realty Trust		64,937	1,342,897	230,600	4,768,808	295,537	6,111,705
Liberty Property Trust		10,000	390,600	—	—	10,000	390,600
Macerich Co.		28,368	2,304,049	132,400	10,753,528	160,768	13,057,577
Mid-America Apartment Communities, Inc.		74,783	3,708,489	382,912	18,988,606	457,695	22,697,095
Plum Creek Timber Co., Inc.		71,243	2,987,219	356,280	14,938,820	427,523	17,926,039
Potlatch Corp.		20,473	922,104	102,400	4,612,096	122,873	5,534,200
ProLogis		94,497	5,684,940	639,373	38,464,680	733,870	44,149,620

Public Storage, Inc.		40,000	3,031,200		283,905	21,514,321		323,905	24,545,521
Simon Property Group, Inc.		67,321	6,390,109		464,643	44,103,914		531,964	50,494,023
SL Green Realty Corp.		19,225	2,143,780		92,487	10,313,225		111,712	12,457,005
Sun Communities, Inc.		77,332	2,204,735		381,978	10,890,193		459,310	13,094,928
Taubman Centers, Inc.		10,000	515,800		—	—		10,000	515,800
Vornado Realty Trust		5,000	532,950		—	—		5,000	532,950
Weingarten Realty Investors		5,000	201,050		—	—		5,000	201,050

			79,628,688			381,336,195			964,883

FINANCIALS TOTAL			79,628,688			381,336,195			964,883

HEALTH CARE	0.4%
Health Care Providers & Services	0.4%
Brookdale Senior Living, Inc.		—	—		53,100	1,944,522		53,100	1,944,522

			—			1,944,522			1,944,522

HEALTH CARE TOTAL			—			1,944,522			1,944,522

Transportation	0.1%
Water Transportation	0.1%
Alexander & Baldwin, Inc.		10,073	522,889		—	—		10,073	522,889

			522,889			—			522,889

TRANSPORTATION TOTAL			522,889			—			522,889

Total Common Stocks			84,590,930			411,002,103			495,593,033

		Par ($)			Par ($)			Par ($)
Short-Term Obligations	3.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.030%, collateralized by a U.S. Government Obligation maturing on 09/17/07, market value of $13,757,430 (repurchase proceeds $13,491,536)		—	—		13,484,000	13,484,000		13,484,000	13,484,000
Repurchase agreement with JPMorgan Chase Securities, Inc., dated 08/31/07, due 09/04/07 at 5.000%, collateralized by a U.S. Government Obligation.		5,066,000	5,066,000		—	—		5,066,000	5,066,000

			5,066,000			13,484,000			18,550,000

Total Short-Term Obligations			5,066,000			13,484,000			18,550,000

								Merger Costs
Total Investments	99.9%		89,656,930			424,486,103			514,143,033
Other Assets & Liabilities, Net	0.1%		(1,549,827)			1,896,419			346,592

Net Assets	100.0%		88,107,103			426,382,522		(139,001)	514,489,624
Total Investments at Cost			79,274,830	(b)		289,665,258	(b)		368,940,088

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes are $79,274,830 and $289,665,258, respectively.

COLUMBIA REAL ESTATE EQUITY FUND

AND

REAL ESTATE FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

August 31, 2007

(Unaudited)

Note 1. Organization

Columbia Real Estate Equity Fund (the “Acquiring Fund”), is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. Real Estate Fund (the “Acquired Fund”), is a series of the Excelsior Funds, Inc. (the “Acquired Trust”). The Acquired Trust is organized as a Maryland corporation. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Acquired Fund seeks current income and long-term capital appreciation by investing in REITs and other companies principally engaged in the real estate business.

Fund Shares

The Acquiring Trust may issue an unlimited number of shares, and the Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 500 million shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares Class shares which is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of May 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended May 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of August 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended August 31, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of August 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated August 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated February 28, 2007 and September 30, 2007 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2007. The pro forma number of shares outstanding, by class, for the combined entity consists of the following at August 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	1,499,196	—	1,499,196
Class B Shares	465,571	—	465,571
Class C Shares	398,682	—	398,682
Class Z Shares	18,193,920	4,243,787	22,437,707

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, by Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated October 1, 2007, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2007 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

Appendix A – Statement of Additional Information of the Acquiring Fund

[•]

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I

Class A, Class B, Class C, Class J and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007

Fixed Income Funds
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated October 1, 2007. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated May 31, 2007, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/135329-1007

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CEA	Commodity Exchange Act

CFTC	Commodity Futures Trading Commission

CMOs	Collateralized mortgage obligations

2

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

High Yield Opportunity Fund	Columbia High Yield Opportunity Fund

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

3

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “registered investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Strategic Income Fund	Columbia Strategic Income Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $356.1 billion as of June 30, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of May 31st.

Prior to March 27, 2006 (the High Yield Opportunity Reorganization Date), the High Yield Opportunity Fund was organized as a series of Columbia Funds Trust I, a Massachusetts business trust (the Predecessor Trust). The information provided for the High Yield Opportunity Fund in this SAI for periods prior to the High Yield Opportunity Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to September 26, 2005 (the Strategic Income Reorganization Date), the Strategic Income Fund was organized as a series of the Predecessor Trust. The information provided for the Strategic Income Fund in this SAI for periods prior to the Strategic Income Reorganization Date relates to the corresponding series of the Predecessor Trust.

High Yield Opportunity Fund offers four classes of shares, as described in Capital Stock and Other Securities. On October 21, 1971, High Yield Opportunity Fund commenced offering Class A shares. On June 8, 1992, High Yield Opportunity Fund commenced offering Class B shares. On January 15, 1996, High Yield Opportunity Fund commenced offering Class C shares. On January 8, 1999, High Yield Opportunity Fund commenced offering Class Z shares. Effective October 13, 2003, High Yield Opportunity Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, High Yield Opportunity Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

Strategic Income Fund offers five classes of shares, as described in Capital Stock and Other Securities. On April 22, 1977, Strategic Income Fund commenced offering Class A shares. On May 15, 1992, Strategic Income Fund commenced offering Class B shares. On July 1, 1997, Strategic Income Fund commenced offering Class C shares. On November 2, 1998, Strategic Income Fund commenced offering Class J shares. On January 29, 1999, Strategic Income Fund commenced offering Class Z shares.

For information regarding the Trust’s annual shareholder meetings, see Capital Stock and Other Securities — Voting Rights and Shareholder Meetings.

5

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, and (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

6

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; or

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

1. The Strategic Income Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940.

2. Each Fund may not invest more than 15% of its net assets in illiquid securities.

3. The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulation thereunder and any applicable exemptive relief.

In addition, the Strategic Income Fund will, so long as its shares are being offered for sale in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. More than 50% of the total number of outstanding shares of stock of any one company may not be acquired on behalf of all funds managed by the Advisor.

2. Borrowing may not be made if it will result in an aggregate amount of borrowing outstanding in excess of 10% of the net assets of the Fund, except in the case of a merger, etc., when this 10% may be temporarily exceeded; and

3. The Fund will not invest in equity securities.

If any violation of the foregoing standards occurs, the Strategic Income Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

7

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectus. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	High Yield Opportunity Fund	Strategic Income Fund
Asset-Backed Securities	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓
Common Stock	✓
Convertible Securities	✓	✓
Corporate Debt Securities	✓	✓
Derivatives	✓	✓
Index or Linked Securities (Structured Products)	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓
Stock Options and Stock Index Options	✓	✓
Swap Agreements	✓	✓
Dollar Rolls	✓	✓
Foreign Currency Transactions	✓	✓
Foreign Securities	✓	✓
Illiquid Securities	✓	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓	✓
Money Market Instruments	✓	✓
Mortgage-Backed Securities	✓	✓
Municipal Securities	✓	✓
Participation Interests	✓	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓
Repurchase Agreements	✓	✓
Reverse Repurchase Agreements	✓	✓
Stripped Securities	✓	✓
U.S. Government and Related Obligations	✓	✓
Variable- and Floating-Rate Obligations	✓	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓

8

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the

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creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of those companies’ common stocks to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such,

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convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a

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long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse

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movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such

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securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

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Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time at a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which

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are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This

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requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various

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financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

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A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price

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movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the

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exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a

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clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s

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execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

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In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a

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credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. High Yield Opportunity Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

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Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less

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than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

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Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provides that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be liquid securities.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates, Certain Conflicts of Interest.

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Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by GNMA, the FNMA, or the FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed

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securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the

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opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from applicable taxation. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security

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could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such

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securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater

36

credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by

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a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

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Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short

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position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities (applicable to Strategic Income Fund only)

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

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Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings currently are disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

The Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month-end on their website, generally within 15 days after such month-end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

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The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings

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information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Advisory Fee Paid	$2,456,978	$2,863,146	$3,546,400
Amount Waived/Reimbursed by the Advisor	0	0	0
Strategic Income Fund
Advisory Fee Paid	$9,092,171	$8,118,519	$7,515,216
Amount Waived/Reimbursed by the Advisor	$118,969	0	0

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Kevin L. Cronk	High Yield Opportunity Fund Strategic Income Fund

Thomas A. Lapointe	High Yield Opportunity Fund Strategic Income Fund

Laura A. Ostrander	Strategic Income Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

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Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s)
Kevin L. Cronk	JPMorgan Global High Yield Index (High Yield Opportunity Fund) Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper High Current Yield Classification (High Yield Opportunity Fund) Lipper Multi-Sector Income Classification (Strategic Income Fund)

Thomas A. LaPointe	JPMorgan Global High Yield Index (High Yield Opportunity Fund) Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper High Current Yield Classification (High Yield Opportunity Fund) Lipper Multi-Sector Income Classification (Strategic Income Fund)

Laura A. Ostrander	Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper Multi-Sector Income Classification (Strategic Income Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of May 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kevin Cronk(a)	12	$8.4 billion	6	$223 million	4	$243 million
Kevin Cronk(b)	12	$7.0 billion	6	$223 million	4	$243 million
Thomas LaPointe(a)	12	$8.4 billion	6	$223 million	4	$243 million
Thomas LaPointe(b)	12	$6.9 billion	6	$223 million	4	$243 million
Laura Ostrander(b)	2	$1.9 billion	0	$0	10	$1.5 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than High Yield Opportunity Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Strategic Income Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of May 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kevin Cronk(a)	0	$0	0	$0	0	$0
Kevin Cronk(b)	0	$0	0	$0	0	$0
Thomas LaPointe(a)	0	$0	0	$0	0	$0
Thomas LaPointe(b)	0	$0	0	$0	0	$0
Laura Ostrander(b)	0	$0	0	$0	0	$0

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than High Yield Opportunity Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Strategic Income Fund.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of May 31, 2007

Portfolio Manager Ownership of the Funds as of May 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kevin Cronk	High Yield Opportunity Fund	$10,001 – $50,000(a)
Kevin Cronk	Strategic Income Fund	$0
Thomas LaPointe	High Yield Opportunity Fund	$0 – $10,000(a)
Thomas LaPointe	Strategic Income Fund	$0 – $10,000(a)
Laura Ostrander	Strategic Income Fund	$10,001 – $50,000(a)

(a)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price

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than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
High Yield Opportunity Fund	0.00%

Strategic Income Fund	0.00%

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The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Strategic Income Fund
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street Bank and Trust Company an annual fee of $38,000 paid monthly. In addition, the Funds pay a monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee during any years shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket

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expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund	$152,550	$155,541	$200,820
Strategic Income Fund	$225,334	$281,324	$397,242

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained during the Funds’ three most recent fiscal years.

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Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Class A Paid	$180,876.43	$238,718.38	$297,630.19
Class A Retained	$20,972 (underwriting discounts) $92 (CDSC)	$27,585 (underwriting discounts) $34 (CDSC)	$18,380 (underwriting discounts) $6,551 (CDSC)
Class B Retained	$212,064	$388,225	$656,147
Class C Retained	$1,599	$1,886	$9,909

Strategic Income Fund
Class A Paid	$1,500,657.91	$1,857,415.20	$1,073,536.08
Class A Retained	$179,284 (underwriting discounts) $2,907 (CDSC)	$220,781 (underwriting discounts) $4,857 (CDSC)	$132,086 (underwriting discounts) $583 (CDSC)
Class B Retained	$401,532	$622,055	$899,725
Class C Retained	$16,683	$23,282	$6,086

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part IA of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part IA of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple

53

advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

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Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed

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funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and

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internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective April 1, 2006, the Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2005 to March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended May 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended May 31, 2008.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C and Class J shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, the High Yield Opportunity Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets attributed to Class A, Class B and Class C shares and for its Class A, Class B, Class C and Class J shares, Strategic Income Fund pays the Distributor a monthly service fee at an annual rate of 0.15% on net assets attributable to Fund shares issued prior to January 1, 1993 and 0.25% on net assets attributable to Fund shares issued thereafter. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and C shares and up to 0.35% of the Strategic Income Fund’s average daily net assets attributed to Class J shares. At this time, the Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. This arrangement may be modified or terminated by Columbia Funds at any time.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart.

Rule 12b-1 Fees Paid by the Funds for the Fiscal Year Ended May 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
High Yield Opportunity Fund
Service Fee	$660,777	$277,507	$54,988	$—
Distribution Fee	$—	$832,522	$164,918	$—
Fees Waived by the Distributor	$—	$—	$32,947	$—

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Rule 12b-1 Fees Paid by the Funds for the Fiscal Year Ended May 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class J Shares	Class Z Shares
Strategic Income Fund
Service Fee	$1,853,602	$628,529	$214,385	$366,926	$—
Distribution Fee	$—	$1,931,463	$658,718	$526,203	$—
Fees Waived by the Distributor	$—	$—	$132,307	$—	$—

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

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The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant on econometric and statistical matters	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

William E. Mayer * (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

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Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended May 31, 2007, the Audit Committee met nine times.

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended May 31, 2007, the Governance Committee met two times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended May 31, 2007, the Advisory Fees & Expenses Committee met five times.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended May 31, 2007, the Compliance Committee met ten times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year, as each did for the fiscal year ended May 31, 2007. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

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IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid CapValue, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2006

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2006
Thomas C. Theobald(b)	$3,994	$10,881	$274,500
Douglas A. Hacker	$2,918	$7,897	$199,000
Janet Langford Kelly	$2,762	$7,440	$194,500
Richard W. Lowry	$2,359	$6,358	$223,500	(g)
Charles R. Nelson	$2,688	$7,242	$183,000
John J. Neuhauser	$2,626	$7,100	$223,000	(g)
Patrick J. Simpson(c)	$2,714	$7,303	$186,000
Thomas E. Stitzel(d)	$2,791	$7,517	$191,500
Anne-Lee Verville(e)	$2,862	$7,717	$191,500
Richard L. Woolworth(f)	$494	$1,282	$103,250

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which is included in the amounts shown.
(b)

During the fiscal year ended May 31, 2007, Mr. Theobald deferred $2,218 of his compensation from the High Yield Opportunity Fund and $6,217 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Theobald deferred $185,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald’s account under that plan was $584,564.92.

(c)

During the fiscal year ended May 31, 2007, Mr. Simpson deferred $2,714 of his compensation from the High Yield Opportunity Fund and $7,303 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Simpson deferred $186,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson’s account under that plan was $511,994.57.

(d)

During the fiscal year ended May 31, 2007, Mr. Stitzel deferred $2,791 of his compensation from the High Yield Opportunity Fund and $7,517 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Stitzel deferred $116,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel’s account under that plan was $128,396.66.

(e)	At December 31, 2006, the value of Ms. Verville’s account under the deferred compensation plan was $792,952.26.
(f)	Mr. Woolworth served as Trustee until August 4, 2006.
(g)

Total compensation amount includes fees paid by Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc. prior to December 15, 2006, when these funds ceased to be part of the Columbia Funds Complex.

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Interested Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2006

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2006
William E. Mayer	$2,481	$6,689	$193,500(b)

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board, which is included in the amounts shown.
(b)

Total compensation amount includes fees paid by Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc. prior to December 15, 2006, when these funds ceased to be part of the Columbia Funds Complex.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when fees become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such fees. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	A	A	E
Douglas A. Hacker	A	A	E
Janet Langford Kelly	A	A	E
Richard W. Lowry	A	A	E
Charles R. Nelson	D	A	E
John J. Neuhauser	A	A	E
Patrick J. Simpson	A	A	E
Thomas E. Stitzel	A	A	E
Anne-Lee Verville	A	A	E	*

*	Includes the value of compensation payable under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	A	A	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund	—	—	—
Strategic Income Fund	$9,100	—	—

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The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended May 31, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended May 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of May 31, 2007, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of May 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
High Yield Opportunity Fund	N/A	N/A

Strategic Income Fund	Prudential Financial Derivatives, LLC	$391,557

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of September 1, 2005, the Board has authorized each Fund to pay up to 0.11% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of
New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

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Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when

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dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Nesbitt Burns

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Frost Bank of America

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     Summit Bank

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and

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due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class J Shares	Class Z Shares
High Yield Opportunity Fund	✓	✓	✓		✓
Strategic Income Fund	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

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Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be

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charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase

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agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. Certain of a Fund’s investments in MLPs may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the

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Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from the prior year that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” in respect of its undistributed investment company taxable income and net capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders as dividends by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A

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portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as

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ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred, and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at the time.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends,

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certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

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Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that either of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

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Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all taxable distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) and has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

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As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special tax rules apply to distributions that a “qualified investment entity” (a QIE) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a USRPI Distribution). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real

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property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interest in domestically-controlled regulated investment companies and REITs). Under the code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a regulated investment company’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other regulated investment companies, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of a Fund (to the extent it is a QIE) during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund (to the extent it is a QIE), a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If the Fund is a QIE and makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.

In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution that would have been treated as a USRPI Distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described above. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund when it recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

98

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
High Yield Opportunity Fund – Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	1,229,616.0840	7.55%

High Yield Opportunity Fund – Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	297,698.2380	7.01%

High Yield Opportunity Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	267,017.3610	6.29%

High Yield Opportunity Fund – Class Z	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	4,560,576.9950	64.42%

High Yield Opportunity Fund – Class Z	CHARLES SCHWAB & CO INC CUSTOMERS ATTENTION: MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	462,749.4240	6.54%

Strategic Income Fund – Class A	CHARLES SCHWAB & CO INC CUSTOMERS ATTENTION: MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,787,426.9170	13.56%

99

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Strategic Income Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	1,518,096.2230	8.30%

Strategic Income Fund – Class J	TOKAI TOKYO SECURITIES SHINYAESU BUILDING 7-1 KYOBASHI 1-CHOME CHUO-KU TOKYO JAPAN 104-0031	18,791,495.5960	93.38%

Strategic Income Fund – Class J	MITSUBISHI SECURITIES CO LTD INVESTMENT TRUST DIVISION MITSUBISHI BUILDING 2-5-2 MARUNOUCHI CHIYODA-KU TOKYO 100-0005 JAPAN	1,332,450.0000	6.62%

Strategic Income Fund – Class Z	COLUMBIA MANAGEMENT ADVISORS INC. FBO COLUMBIA MASTERS HERITAGE PORTFOLIO 245 SUMMER STREET 3rd FLOOR BOSTON MA 02210-1133	6,050,024.0450	6.33%

Strategic Income Fund – Class Z	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	84,225,492.6230	88.14%

As of August 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
High Yield Opportunity Fund	N/A	N/A	N/A

Strategic Income Fund	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	84,225,492.6230	27.54%

100

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

A-4

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

Appendix B – Pro Forma Financial Statements

[•]

B-1

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES

As of May 31, 2007 (Unaudited)

	High Yield Fund	Columbia High Yield Opportunity Fund	Pro Forma Adjustments		Columbia High Yield Opportunity Fund
	Acquired Fund	Acquiring Fund			Pro Forma Combined
Assets:
Investments, at cost	$113,564,136	$389,091,508			$502,655,644

Investments, at value	$119,696,363	$393,086,389			$512,782,752
Cash	2,256,163	2,770,772			5,026,935
Unrealized appreciation on swap contracts		13,114			13,114
Unrealized appreciation on foreign forward currency contracts		17,156			17,156
Receivable for:	$—				—
Investments sold	—	51,067			51,067
Fund shares sold	94,859	14,237,847			14,332,706
Interest	2,208,005	7,388,662			9,596,667
Dividends	—	8,220			8,220
Foreign tax reclaims	—	19,336			19,336
Other		216,000			216,000
Deferred Trustees’ compensation plan	—	63,428			63,428
Other assets	641,783	660			642,443

Total Assets	124,897,173	417,872,651			542,769,824

Liabilities:
Unrealized depreciation on swap contracts	—	73,164			73,164
Unrealized depreciation on foreign forward currency contracts	—	1,193			1,193
Payable for:
Investments purchased	1,953,750	1,844,111			3,797,861
Investments purchased on a delayed delivery basis	—	3,329,851			3,329,851
Fund shares repurchased	1,785	809,851			811,636
Distributions	780,918	1,036,922			1,817,841
Investment advisory fee	45,145	203,823			248,969
Administration fee	174,524	—			174,524
Transfer agent fee	6,465	63,893			70,358
Pricing and bookkeeping fees	1,026	17,092			18,118
Trustees’ fees	—	300			300
Audit fee	32,602	—			32,602
Custody fee	11,648	1,775			13,423
Distribution and service fees	27,068	160,627			187,695
Chief compliance officer expenses		1,723			1,723
Deferred Trustees’ fees	—	63,428			63,428
Other liabilities	644,353	243,853	115,934	(d)	1,004,140

Total Liabilities	3,679,284	7,851,606	115,934		11,646,824

Net Assets	$121,217,889	$410,021,045	$(115,934)		$531,123,000

Composition of Net Assets:
Paid-in capital	$180,964,775	$808,444,465	$—	$989,409,240
Overdistributed net investment income	(672,403)	(439,691)	(115,934)	(1,228,028)
Accumulated net realized gain (loss)	(65,206,710)	(401,934,404)	—	(467,141,114)
Net unrealized appreciation on investments				—
Investments	6,132,227	3,994,881		10,127,108
Foreign currency translations	—	15,844		15,844
Swap contracts	—	(60,050)	—	(60,050)

Net Assets	$121,217,889	$410,021,045	$(115,934)	$531,123,000

Class A:
Net assets	$—	$270,865,744	$(49,592)	$270,816,152
Shares outstanding	—	57,367,501		57,367,501

Net asset value per share (a)		$4.72		4.72

Maximum sales charge		4.75%

Maximum offering price per share ($4.75/0.9525) (b)		$4.96	—	$4.96

Class B:
Net assets	$—	$88,774,089	$(16,253)	$88,757,836
Shares outstanding	—	18,801,736		18,801,736

Net asset value per share (a)	$—	$4.72	—	$4.72

Class C:
Net assets	$—	$21,160,811	$(3,874)	$21,156,937
Shares outstanding	—	4,481,707		4,481,707

Net asset value per share (a)	$—	$4.72		$4.72

Class Z:
Net assets	$—	$29,220,401	$121,171,674 (d)	$150,392,075
Shares outstanding	—	6,189,965	25,668,656 (c)	31,858,621

Net asset value per share	$—	$4.72		$4.72

Shares:
Net assets	$116,815,512	$—	$(116,815,512)	$—
Shares outstanding	24,002,593	—	(24,002,593)	—

Net asset value per share	$4.87	$—		$—

Institutional Shares:
Net assets	$4,402,377	$—	$(4,402,377)	$—
Shares outstanding	905,176	—	(905,176)	—

Net asset value per share	$4.86	$—		$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares Class shares and Institutional Shares Class shares of High Yield Fund are exchanged for Class Z shares of Columbia High Yield Opportunity Fund, based on the net asset value per share of Columbia High Yield Opportunity Fund’s shares at the time of the merger.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $40,864 and $75,070 to be borne by High Yield Fund and Columbia High Yield Opportunity Fund, respectively.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended May 31, 2007 (Unaudited)

	High Yield Fund	Columbia High Yield Opportunity Fund	Pro Forma Adjustments	Columbia High Yield Opportunity Fund
	Acquired Fund	Acquiring Fund		Pro Forma Combined
Investment Income:
Interest	$9,383,191	$33,542,901		42,926,092
Dividends	65,635	515,659		581,294

Total Investment Income	9,448,826	34,058,560		43,507,386

Expenses:
Investment advisory fee	944,610	2,456,978	(250,830)	3,150,758	(a)
Administration fee	178,184	—	(178,184)	—	(a)
Distribution fee:
Class B	—	832,522	(1,381)	831,141	(a)
Class C	—	164,918		164,918	(a)
Service fee:
Class A	—	660,777	151	660,928	(a)
Class B	—	277,507	(460)	277,047	(a)
Class C	—	54,988	(15)	54,973	(a)
Shareholder Service fee - Shares	278,974		(278,973)	—	(b)
Transfer agent fee	33,499	627,431	1,723	662,653	(c)
Pricing and bookkeeping fees	11,281	152,550	(2,225)	161,606	(a)
Trustees’ fees	10,370	30,519	(10,370)	30,519	(d)
Custody fee	14,070	28,578	(11,324)	31,324	(d)
Chief Compliance Officer expenses and fees	—	8,118	—	8,118
Legal and audit fees	668,168	75,057	(34,966)	708,259	(d)
Other expenses	55,518	208,882	(13,304)	251,096	(d)

Total Operating Expenses	2,194,674	5,578,825	(780,158)	6,993,340
Interest expense	—	1,447	—	1,447

Total Expenses	2,194,674	5,580,272	(780,158)	6,363,891

Fees waived by Distributor - Class C	—	(32,947)	—	(32,947)
Fees and expenses waived or reimbursed by Investment Advisor	(608,306)	—	608,306	—
Fees waived and reimbursed by Administrator	(366,737)	—	366,737	—
Custody earnings credit	(8,165)	(11,219)	4,930	(14,454)

Net Expenses	1,211,466	5,536,106	(199,815)	6,947,387

Net Investment Income	8,237,360	28,522,454	(199,815)	36,559,999

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	(248,516)	4,377,849		4,129,333
Foreign currency translations	—	(321,699)		(321,699)

Swap contracts	—	39,595		39,595

Net realized gain	(248,516)	4,095,745		3,847,229

Net change in unrealized appreciation (depreciation) on:
Investments	6,648,740	17,143,657		23,792,397
Foreign currency translations	—	211,467		211,467
Swap contracts	—	(60,050)		(60,050)

Net change in unrealized appreciation	6,648,740	17,295,074		23,943,814

Net Gain	6,400,224	21,390,819		27,791,043

Net Increase in Net Assets from Operations	$14,637,584	$49,913,273	$(199,815)	$64,351,043

(a)	Based on the contract in effect for Columbia High Yield Opportunity Fund.

(b)	Shares Class shares of High Yield Fund are exchanged for Class Z shares of Columbia High Yield Opportunity Fund.

(c)	Reflects the impact of contractual changes to the Columbia High Yield Opportunity Fund transfer agent fee structure.

(d)	Reflects elimination of duplicate expenses achieved as a result of the merger.

PRO FORMA COMBINING INVESTMENT PORTFOLIO

As of May 31, 2007 (Unaudited)

		High Yield Fund		Columbia High Yield Opportunity Fund		Columbia High Yield Opportunity Fund
	% of Net	Acquired Fund		Acquiring Fund		Pro Forma Combined
	Assets	Principal	Value ($)	Principal	Value ($)	Par	Market Value ($)
Corporate Fixed-Income Bonds & Notes	88.7%
Basic Materials	6.5%
Chemicals	3.2%
Agricultural Chemicals	0.4%
Mosaic Co.
7.625% 12/01/16 (a)		$—	$—	$1,780,000	$1,891,250	$1,780,000	$1,891,250

Chemicals-Diversified	2.0%
EquiStar Chemicals LP
10.625% 05/01/11		—	—	650,000	685,750	650,000	685,750
Huntsman International LLC
6.875% 11/15/13 (a) EUR		—	—	800,000	1,103,350	800,000	1,103,350
7.875% 11/15/14 (a) USD		—	—	1,140,000	1,198,425	1,140,000	1,198,425
Ineos Group Holdings PLC
8.500% 02/15/16 (a) EUR		—	—	655,000	659,094	655,000	659,094
Lyondell Chemical Co.
6.875% 06/15/17 USD		—	—	1,260,000	1,261,575	1,260,000	1,261,575
8.000% 09/15/14		—	—	1,015,000	1,073,362	1,015,000	1,073,362
8.250% 09/15/16		—	—	1,440,000	1,558,800	1,440,000	1,558,800
10.50% 06/01/13		1,000,000	1,092,500	—	—	1,000,000	1,092,500
Nell AF Sarl
8.38%, 08/15/15 (a)		500,000	516,250	—	—	500,000	516,250
NOVA Chemicals Corp.
6.500% 01/15/12		—	—	1,265,000	1,227,050	1,265,000	1,227,050

			1,608,750		8,767,406		10,376,156

Chemicals-Specialty	0.9%
Chemtura Corp.
6.875% 06/01/16		—	—	1,475,000	1,454,719	1,475,000	1,454,719
MacDermid, Inc.
9.500% 04/15/17 (a)		—	—	1,015,000	1,070,825	1,015,000	1,070,825
Rhodia SA
8.875% 06/01/11		—	—	1,084,000	1,132,108	1,084,000	1,132,108
Tronox Worldwide LLC/ Tronox Finance Corp.
9.50% 12/01/12		1,000,000	1,060,000			1,000,000	1,060,000

			1,060,000		3,657,652		4,717,652

Chemicals Total			2,668,750		14,316,308		16,985,058

Forest Products & Paper	1.7%
Paper & Related Products	1.7%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		—	—	1,535,000	1,366,150	1,535,000	1,366,150
Boise Cascade LLC
7.125% 10/15/14		—	—	500,000	500,000	500,000	500,000
Domtar, Inc.
7.125% 08/15/15		—	—	1,385,000	1,393,656	1,385,000	1,393,656
Georgia-Pacific Corp.
8.000% 01/15/24		—	—	1,520,000	1,531,400	1,520,000	1,531,400
Mercer International, Inc.
9.25% 02/15/13		1,000,000	1,002,500	—	—	1,000,000	1,002,500
Neenah Paper, Inc.
7.375% 11/15/14		—	—	790,000	778,150	790,000	778,150
NewPage Corp.
10.000% 05/01/12		—	—	730,000	805,738	730,000	805,738
12.000% 05/01/13		—	—	345,000	382,950	345,000	382,950
Norske Skog
7.375% 03/01/14		—	—	995,000	939,031	995,000	939,031
8.625% 06/15/11		—	—	450,000	451,125	450,000	451,125

			1,002,500		8,148,200		9,150,700

Forest Products & Paper Total			1,002,500		8,148,200		9,150,700

Iron/Steel	0.1%
Steel-Specialty	0.1%
UCAR Finance, Inc.
10.250% 02/15/12		—	—	581,000	612,955	581,000	612,955

			—		612,955		612,955

Iron/Steel Total			—		612,955		612,955

Metals & Mining	1.5%
Aluminum	0.0%
Novelis, Inc.
7.25% 02/15/15		60,000	63,300	—	—	60,000	63,300

			63,300		—		63,300

Diversified Minerals	0.5%
FMG Finance Ltd.
10.625% 09/01/16 (a)		—	—	2,400,000	2,883,000	2,400,000	2,883,000

			—		2,883,000		2,883,000

Metal-Diversified	0.6%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		—	—	3,020,000	3,299,350	3,020,000	3,299,350

			—		3,299,350		3,299,350

Mining Services	0.3%
Noranda Aluminium Acquisition Corp. PIK,
9.360% 05/15/15 (a)		—	—	1,675,000	1,691,750	1,675,000	1,691,750

			—		1,691,750		1,691,750

Metals & Mining Total			63,300		7,874,100		7,937,400

Basic Materials Total			3,734,550		30,951,563		34,686,113

Communications	19.5%
Media	7.7%
Broadcast Services/Programs	0.5%
Clear Channel Communications, Inc.
4.900% 05/15/15		—	—	1,190,000	985,812	1,190,000	985,812
5.500% 12/15/16		—	—	1,990,000	1,675,291	1,990,000	1,675,291

			—		2,661,103		2,661,103

Cable TV	3.3%
Atlantic Broadband Finance LLC
9.375% 01/15/14		—	—	1,250,000	1,289,063	1,250,000	1,289,063
Cablevision Systems Corp.
8.000% 04/15/12		—	—	1,240,000	1,258,600	1,240,000	1,258,600
Charter Communications Holdings I LLC
9.920% 04/01/14		—	—	2,925,000	2,800,687	2,925,000	2,800,687
11.000% 10/01/15		—	—	1,120,000	1,218,000	1,120,000	1,218,000
CSC Holdings, Inc.
7.625% 04/01/11		—	—	2,170,000	2,224,250	2,170,000	2,224,250
7.625% 07/15/18		—	—	550,000	552,750	550,000	552,750
DirecTV Holdings LLC
6.375% 06/15/15		—	—	1,685,000	1,634,450	1,685,000	1,634,450
EchoStar DBS Corp.
6.625% 10/01/14		—	—	2,330,000	2,330,000	2,330,000	2,330,000
7.13% 02/01/16		1,000,000	1,026,250	—	—	1,000,000	1,026,250
Insight Midwest LP
9.750% 10/01/09		—	—	652,000	660,150	652,000	660,150
NTL Cable PLC
9.13% 08/15/16		1,000,000	1,087,500	—	—	1,000,000	1,087,500
Telenet Group Holding NV
06/15/14 (11.500% 12/15/08) (a)(b)		—	—	1,587,000	1,511,617	1,587,000	1,511,617

			2,113,750		15,479,567		17,593,317

Multimedia	0.6%
Lamar Media Corp.
6.625% 08/15/15		—	—	1,445,000	1,437,775	1,445,000	1,437,775
Quebecor Media, Inc.
7.750% 03/15/16		—	—	1,575,000	1,653,750	1,575,000	1,653,750

			—		3,091,525		3,091,525

Publishing-Periodicals	2.5%
Dex Media West LLC
8.50% 08/15/10		2,000,000	2,087,500	—	—	2,000,000	2,087,500
9.875% 08/15/13		—	—	2,442,000	2,652,622	2,442,000	2,652,622
Dex Media, Inc.
(b) 11/15/13 (9.000% 11/15/08)		—	—	1,230,000	1,156,200	1,230,000	1,156,200
Idearc, Inc.
8.000% 11/15/16 (a)		—	—	755,000	782,369	755,000	782,369
Penton Media, Inc.
10.355% 02/01/14 (c)(d)		—	—	1,000,000	1,007,500	1,000,000	1,007,500
PriMedia, Inc.
8.000% 05/15/13		—	—	1,540,000	1,628,550	1,540,000	1,628,550
R.H. Donnelley Corp.
8.875% 01/15/16		—	—	1,310,000	1,411,525	1,310,000	1,411,525
RH Donnelley Finance Corp.
10.88% 12/15/12 (a)		1,000,000	1,076,250	—	—	1,000,000	1,076,250
Reader’s Digest Association, Inc.
9.000% 02/15/17 (a)		—	—	1,390,000	1,370,888	1,390,000	1,370,888

			3,163,750		10,009,654		13,173,404

Radio	0.3%
CMP Susquehanna Corp.
9.875% 05/15/14 (a)		—	—	1,405,000	1,433,100	1,405,000	1,433,100

			—		1,433,100		1,433,100

Television	0.5%
Sinclair Broadcast Group, Inc.
8.000% 03/15/12		—	—	175,000	182,000	175,000	182,000
Univision Communications, Inc.
PIK, 9.750% 03/15/15 (a)		—	—	2,500,000	2,587,500	2,500,000	2,587,500

			—		2,769,500		2,769,500

Media Total			5,277,500		35,444,449		40,721,949

Telecommunication Services	11.8%
Cellular Telecommunications	4.1%
American Cellular Corp.
10.00% 08/01/11		330,000	346,912	—	—	330,000	346,912
Cricket Communications, Inc.
9.375% 11/01/14		—	—	2,390,000	2,533,400	2,390,000	2,533,400
Digicel Group Ltd. PIK,
9.875% 01/15/15 (a)		—	—	2,490,000	2,379,433	2,490,000	2,379,433
Dobson Cellular Systems, Inc.
8.375% 11/01/11		—	—	1,505,000	1,602,825	1,505,000	1,602,825
9.875% 11/01/12		—	—	1,350,000	1,474,875	1,350,000	1,474,875

Dobson Communications Corp.
8.88% 10/01/13		1,000,000	1,052,500	—	—	1,000,000	1,052,500
MetroPCS Wireless, Inc.
9.250% 11/01/14 (a)		—	—	2,335,000	2,475,100	2,335,000	2,475,100
Orascom Telecom Finance SCA
7.875% 02/08/14 (a)		—	—	855,000	836,831	855,000	836,831
Rogers Wireless, Inc.
8.000% 12/15/12		—	—	230,000	242,978	230,000	242,978
9.750% 06/01/16 (d)(e)		—	—	1,880,000	2,457,591	1,880,000	2,457,591
Rural Cellular Corp.
8.360% 06/01/13 (a)(c)		—	—	1,335,000	1,338,337	1,335,000	1,338,337
9.750% 01/15/10		—	—	375,000	387,187	375,000	387,187
11.106% 11/01/12 (c)		—	—	1,315,000	1,362,669	1,315,000	1,362,669
US Unwired, Inc.
10.000% 06/15/12		—	—	945,000	1,023,640	945,000	1,023,640
Wind Acquisition Financial SA PIK,
12.610% 12/21/11 (d)		—	—	2,341,562	2,361,572	2,341,562	2,361,572

			1,399,412		20,476,438		21,875,850

Satellite Telecommunications	1.7%
Inmarsat Finance PLC
7.63% 06/30/12		650,000	679,250	—	—	650,000	679,250
Inmarsat Finance II PLC
(b) 11/15/12 (10.375% 11/15/08)		—	—	2,085,000	2,001,600	2,085,000	2,001,600
Intelsat Bermuda, Ltd.
11.250% 06/15/16		2,000,000	2,285,000	1,915,000	2,187,888	3,915,000	4,472,888
Intelsat Intermediate Holdings Co., Ltd.
(b) 02/01/15 (9.250% 02/01/10)		—	—	1,155,000	970,200	1,155,000	970,200
PanAmSat Corp.
9.000% 08/15/14		—	—	776,000	838,080	776,000	838,080

			2,964,250		5,997,768		8,962,018

Telecommunication Equipment	0.3%
Lucent Technologies, Inc.
6.450% 03/15/29		—	—	1,855,000	1,718,194	1,855,000	1,718,194

			—		1,718,194		1,718,194

Telecommunication Services	1.8%
Embarq Corp.
7.082% 06/01/16		—	—	645,000	656,989	645,000	656,989
7.995% 06/01/36		—	—	630,000	657,067	630,000	657,067
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (a)EUR		—	—	1,030,000	1,517,578	1,030,000	1,517,578
8.88% 05/01/16 (a)		1,250,000	1,354,688			1,250,000	1,354,688
Syniverse Technologies, Inc.
7.750% 08/15/13 USD		—	—	1,210,000	1,173,700	1,210,000	1,173,700
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		—	—	1,500,000	1,610,625	1,500,000	1,610,625

West Corp.
9.50% 10/15/14		1,000,000	1,052,500	—	—	1,000,000	1,052,500
11.000% 10/15/16		—	—	1,615,000	1,748,238	1,615,000	1,748,238

			2,407,188		7,364,197		9,771,385

Telephone-Integrated	3.8%
Cincinnati Bell, Inc.
7.000% 02/15/15		—	—	1,430,000	1,430,000	1,430,000	1,430,000
8.38% 01/15/14		2,000,000	2,050,000	—	—	2,000,000	2,050,000
Citizens Communications Co.
7.875% 01/15/27		—	—	1,275,000	1,310,063	1,275,000	1,310,063
9.25% 05/15/15		2,000,000	2,210,000	—	—	2,000,000	2,210,000
Consolidated Communications Holding
9.75% 04/01/12		649,000	687,940	—	—	649,000	687,940
Hawaiian Telcom Communication
12.50% 05/01/15		1,500,000	1,725,000	—	—	1,500,000	1,725,000
Qwest Communications International, Inc.
7.500% 02/15/14		—	—	780,000	805,350	780,000	805,350
Qwest Corp.
7.500% 10/01/14		—	—	850,000	894,625	850,000	894,625
7.500% 06/15/23		—	—	2,430,000	2,472,525	2,430,000	2,472,525
8.875% 03/15/12		—	—	1,735,000	1,904,162	1,735,000	1,904,162
Valor Telecom Enterprise
7.75% 02/15/15		1,000,000	1,072,134	—	—	1,000,000	1,072,134
Virgin Media Finance PLC
8.750% 04/15/14		—	—	680,000	719,100	680,000	719,100
Windstream Corp.
8.625% 08/01/16		1,000,000	1,092,500	1,880,000	2,053,900	2,880,000	3,146,400

			8,837,574		11,589,725		20,427,299

Telecommunication Services Total			15,608,424		47,146,322		62,754,746

Communications Total			20,885,924		82,590,771		103,476,695

Consumer Cyclical	18.7%
Apparel	1.0%
Apparel Manufacturers	1.0%
Broder Brothers Co.
11.250% 10/15/10		—	—	965,000	962,587	965,000	962,587
Hanesbrands, Inc.
8.735% 12/15/14 (a)(c)		—	—	870,000	902,625	870,000	902,625
Levi Strauss & Co.
9.750% 01/15/15		—	—	2,160,000	2,346,300	2,160,000	2,346,300
Phillips-Van Heusen Corp.
7.250% 02/15/11		—	—	925,000	946,969	925,000	946,969
8.125% 05/01/13		—	—	180,000	189,450	180,000	189,450

			—		5,347,931		5,347,931

Apparel Total			—		5,347,931		5,347,931

Auto Manufacturers	0.8%
Auto-Cars/Light Trucks	0.8%
Ford Motor Co.
7.450% 07/16/31		—	—	1,805,000	1,484,612	1,805,000	1,484,612
General Motors Corp.
8.375% 07/15/33		—	—	3,005,000	2,794,650	3,005,000	2,794,650

			—		4,279,262		4,279,262

Auto Manufacturers Total			—		4,279,262		4,279,262

Auto Parts & Equipment	1.5%
Auto/Truck Parts & Equipment-Original	0.8%
ArvinMeritor, Inc.
8.125% 09/15/15		—	—	990,000	983,813	990,000	983,813
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (a) EUR		—	—	1,290,000	1,735,758	1,290,000	1,735,758
TRW Automotive, Inc.
7.000% 03/15/14 (a) USD		—	—	1,570,000	1,571,962	1,570,000	1,571,962

			—		4,291,533		4,291,533

Auto/Truck Parts & Equipment-Replacement	0.2%
Commercial Vehicle Group, Inc.
8.000% 07/01/13		—	—	1,305,000	1,305,000	1,305,000	1,305,000

			—		1,305,000		1,305,000

Rubber-Tires	0.4%
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)		—	—	650,000	702,000	650,000	702,000
9.000% 07/01/15		—	—	1,465,000	1,604,175	1,465,000	1,604,175

			—		2,306,175		2,306,175

Auto Parts & Equipment Total			—		7,902,708		7,902,708

Distribution/Wholesale	0.4%
Distribution/Wholesale	0.4%
Buhrmann US, Inc.
7.875% 03/01/15		—	—	1,065,000	1,059,675	1,065,000	1,059,675
Nebraska Book Co.
8.63% 03/15/12		1,000,000	1,007,500	—	—	1,000,000	1,007,500

			1,007,500		1,059,675		2,067,175

Distribution/Wholesale Total			1,007,500		1,059,675		2,067,175

Entertainment	1.9%
Gambling (Non-Hotel)	0.3%
Global Cash Access LLC
8.750% 03/15/12		—	—	1,272,000	1,332,420	1,272,000	1,332,420

			—		1,332,420		1,332,420

Music	1.1%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)		—	—	1,435,000	1,424,237	1,435,000	1,424,237
Warner Music Group
7.38% 04/15/14		2,100,000	2,039,625	—	—	2,100,000	2,039,625
WMG Acquisition Corp.
7.375% 04/15/14		—	—	1,340,000	1,301,475	1,340,000	1,301,475
WMG Holdings Corp.
(b) 12/15/14
(9.500% 12/15/09)		—	—	1,325,000	1,033,500	1,325,000	1,033,500

			2,039,625		3,759,212		5,798,837

Resorts/Theme Parks	0.6%
Six Flags, Inc.
9.625% 06/01/14		1,000,000	962,500	1,225,000	1,179,063	2,225,000	2,141,563
Universal City Florida Holdings
10.11% 05/01/10 (c)		1,000,000	1,032,500	—	—	1,000,000	1,032,500

			1,995,000		1,179,063		3,174,063

Entertainment Total			4,034,625		6,270,695		10,305,320

Home Builders	0.5%
Building-Residential/Commercial	0.5%
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14		—	—	950,000	882,313	950,000	882,313
8.875% 04/01/12		—	—	575,000	571,406	575,000	571,406
KB Home
5.875% 01/15/15		—	—	1,185,000	1,102,050	1,185,000	1,102,050

			—		2,555,769		2,555,769

Home Builders Total			—		2,555,769		2,555,769

Home Furnishings	0.9%
Home Furnishings	0.9%
Sealy Mattress Co.
8.250% 06/15/14		1,000,000	1,045,000	1,215,000	1,269,675	2,215,000	2,314,675
Simmons Co.
7.88% 01/15/14		1,000,000	1,020,000	—	—	1,000,000	1,020,000
10.647% 02/15/12 (d)		—	—	1,700,000	1,683,000	1,700,000	1,683,000

			2,065,000		2,952,675		5,017,675

Home Furnishings Total			2,065,000		2,952,675		5,017,675

Housewares	0.2%
Housewares	0.2%
Vitro SA de CV
9.125% 02/01/17 (a)		—	—	790,000	828,513	790,000	828,513

Housewares Total			—		828,513		828,513

Leisure Time	1.1%
Cruise Lines	0.4%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13		—	—	2,140,000	2,187,373	2,140,000	2,187,373

			—		2,187,373		2,187,373

Leisure & Recreational Products	0.2%
K2, Inc.
7.375% 07/01/14		—	—	1,170,000	1,227,038	1,170,000	1,227,038

			—		1,227,038		1,227,038

Recreational Centers	0.2%
Town Sports International, Inc.
(b) 02/01/14 (11.000% 02/01/09)		—	—	1,268,000	1,160,220	1,268,000	1,160,220

			—		1,160,220		1,160,220

Travel Services	0.2%
Travelport, Inc
11.88% 09/01/16		1,000,000	1,127,500	—	—	1,000,000	1,127,500

			1,127,500		—		1,127,500

Leisure Time Total			1,127,500		4,574,631		5,702,131

Lodging	5.9%
Casino Hotels	5.9%
American Casino & Entertainment
7.85% 02/01/12		1,000,000	1,042,500	—	—	1,000,000	1,042,500
Boyd Gaming Corp.
7.13% 02/01/16		1,000,000	1,000,000	—	—	1,000,000	1,000,000
Buffalo Thunder Development Authority
9.375% 12/15/14 (a)		—	—	870,000	895,013	870,000	895,013
Chukchansi Economic Development Authority
8.859% 11/15/12 (a)(c)		—	—	1,250,000	1,278,125	1,250,000	1,278,125
Circus & Eldorado/Silver Legacy Capital Corp.
10.125% 03/01/12		—	—	50,000	52,500	50,000	52,500
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)		—	—	1,415,000	1,538,812	1,415,000	1,538,812
Greektown Holdings LLC
10.750% 12/01/13 (a)		—	—	1,235,000	1,333,800	1,235,000	1,333,800
Harrah’s Operating Co., Inc.
5.625% 06/01/15		—	—	1,680,000	1,428,000	1,680,000	1,428,000
Jacobs Entertainment, Inc.
9.750% 06/15/14		—	—	1,225,000	1,277,063	1,225,000	1,277,063
Las Vegas Sands Corp.
6.375% 02/15/15		—	—	2,555,000	2,497,512	2,555,000	2,497,512
Majestic Star LLC
9.75%, 01/15/11		1,500,000	1,462,500	—	—	1,500,000	1,462,500

MGM Mirage
7.500% 06/01/16		1,000,000	985,000	1,935,000	1,905,975	2,935,000	2,890,975
8.50% 09/15/10		1,000,000	1,065,000	—	—	1,000,000	1,065,000
Mohegan Tribal Gaming Authority
6.875% 02/15/15		—	—	1,005,000	1,005,000	1,005,000	1,005,000
Penn National Gaming, Inc.
6.75% 03/01/15		1,000,000	1,015,000	—	—	1,000,000	1,015,000
Pinnacle Entertainment, Inc.
8.250% 03/15/12		—	—	1,725,000	1,796,156	1,725,000	1,796,156
Pokagon Gaming Authority
10.375% 06/15/14 (a)		—	—	815,000	916,875	815,000	916,875
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(c)		—	—	1,275,000	1,306,875	1,275,000	1,306,875
Snoqualmie Entertainment Authority
9.125% 02/01/15 (a)		—	—	280,000	291,900	280,000	291,900
9.150% 02/01/14 (a)(c)		—	—	280,000	286,300	280,000	286,300
Station Casinos, Inc.
6.625% 03/15/18		—	—	3,225,000	2,902,500	3,225,000	2,902,500
Trump Entertainment Resorts
8.50% 6/1/2015		1,000,000	1,023,750	—	—	1,000,000	1,023,750
Wimar Opco LLC
9.625% 12/15/14 (a)		—	—	1,530,000	1,545,300	1,530,000	1,545,300
Wynn Las Vegas LLC
6.625% 12/01/14		—	—	1,705,000	1,711,394	1,705,000	1,711,394

			7,593,750		23,969,100		31,562,850

Lodging Total			7,593,750		23,969,100		31,562,850

Retail	4.2%
Retail - Apparel/Shoe	0.2%
Burlington Coat Factory
11.13% 04/15/14		1,250,000	1,300,000	—	—	1,250,000	1,300,000

			1,300,000		—		1,300,000

Retail-Arts & Crafts	0.4%
Michaels Stores, Inc.
11.375% 11/01/16 (a)		1,000,000	1,105,000	890,000	983,450	1,890,000	2,088,450

			1,105,000		983,450		2,088,450

Retail-Automobiles	0.8%
Asbury Automotive Group, Inc.
7.625% 03/15/17 (a)		—	—	605,000	605,000	605,000	605,000
8.000% 03/15/14		—	—	1,330,000	1,359,925	1,330,000	1,359,925
AutoNation, Inc.
7.000% 04/15/14		—	—	610,000	616,100	610,000	616,100
7.356% 04/15/13 (c)		—	—	365,000	368,650	365,000	368,650
United Auto Group, Inc.
7.750% 12/15/16 (a)		—	—	1,450,000	1,464,500	1,450,000	1,464,500

			—		4,414,175		4,414,175

Retail-Drug Stores	0.9%
Jean County Group
8.50% 08/01/14		1,000,000	1,079,430	—	—	1,000,000	1,079,430
Rite Aid Corp.
6.88% 08/15/13		1,000,000	901,250	—	—	1,000,000	901,250
8.63% 03/01/15		1,000,000	970,000	—	—	1,000,000	970,000
9.375% 12/15/15 (a)(f)		—	—	2,065,000	2,034,851	2,065,000	2,034,851

			2,950,680		2,034,851		4,985,531

Retail-Major Department Store	0.4%
Neiman Marcus Group, Inc.
9.00% 10/15/15		1,000,000	1,097,500	—	—	1,000,000	1,097,500
Saks, Inc.
9.88% 10/01/11		1,000,000	1,110,000	—	—	1,000,000	1,110,000

			2,207,500		—		2,207,500

Retail-Propane Distributors	0.2%
AmeriGas Partners LP
7.125% 05/20/16		—	—	1,220,000	1,235,250	1,220,000	1,235,250

			—		1,235,250		1,235,250

Retail-Restaurants	0.5%
Buffets, Inc.
12.500% 11/01/14		—	—	880,000	897,600	880,000	897,600
Dave & Buster’s, Inc.
11.250% 03/15/14		—	—	365,000	381,425	365,000	381,425
Landry’s Restaurants, Inc.
7.500% 12/15/14		—	—	1,250,000	1,243,750	1,250,000	1,243,750

			—		2,522,775		2,522,775

Retail-Toy Store	0.2%
Toys R Us
7.38% 10/15/18		1,500,000	1,320,000	—	—	1,500,000	1,320,000

			1,320,000		—		1,320,000

Retail-Video Rental	0.4%
Blockbuster, Inc.
9.00% 09/01/12 (c)		1,500,000	1,486,875	—	—	1,500,000	1,486,875
Movie Gallery
11.00% 05/01/12		1,000,000	860,000	—	—	1,000,000	860,000

			2,346,875		—		2,346,875

Retail Total			11,230,055		11,190,501		22,420,556

Textiles	0.2%
Textile-Products	0.2%
INVISTA
9.250% 05/01/12 (a)		—	—	1,085,000	1,155,525	1,085,000	1,155,525

			—		1,155,525		1,155,525

Textiles Total			—		1,155,525		1,155,525

Consumer Cyclical Total			27,058,430		72,086,985		99,145,415

Consumer Non-Cyclical	12.2%
Agriculture	0.5%
Tobacco	0.5%
Alliance One International, Inc.
8.500% 05/15/12 (a)		—	—	1,110,000	1,143,300	1,110,000	1,143,300
Reynolds American, Inc.
7.625% 06/01/16		—	—	1,240,000	1,343,308	1,240,000	1,343,308

Agriculture Total			—		2,486,608		2,486,608

Beverages	0.3%
Beverages-Non-Alcoholic	0.2%
Cott Beverages, Inc.
8.000% 12/15/11		—	—	995,000	1,021,119	995,000	1,021,119

			—		1,021,119		1,021,119

Beverages-Wine/Spirits	0.1%
Constellation Brands, Inc.
8.125% 01/15/12		—	—	320,000	330,400	320,000	330,400

			—		330,400		330,400

Beverages Total			—		1,351,519		1,351,519

Biotechnology	0.3%
Medical-Biomedical/Gene	0.3%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13		—	—	1,485,000	1,514,700	1,485,000	1,514,700

			—		1,514,700		1,514,700

Biotechnology Total			—		1,514,700		1,514,700

Commercial Services	4.1%
Commercial Services	0.6%
Iron Mountain, Inc.
7.750% 01/15/15		1,000,000	1,030,000	1,265,000	1,302,950	2,265,000	2,332,950
8.63% 04/01/13		1,000,000	1,027,500		—	1,000,000	1,027,500

			2,057,500		1,302,950		3,360,450

Commercial Services-Finance	0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (a)		—	—	1,025,000	1,048,062	1,025,000	1,048,062

			—		1,048,062		1,048,062

Funeral Services & Related Items	0.5%
Service Corp. International
6.750% 04/01/16		—	—	835,000	821,431	835,000	821,431
7.000% 06/15/17		1,500,000	1,490,625	—	—	1,500,000	1,490,625
7.375% 10/01/14		—	—	135,000	139,894	135,000	139,894

			1,490,625		961,325		2,451,950

Printing-Commercial	0.4%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)		—	—	1,125,000	1,161,562	1,125,000	1,161,562
Quebecor World, Inc.
9.750% 01/15/15 (a)		—	—	975,000	1,033,500	975,000	1,033,500

			—		2,195,062		2,195,062

Private Corrections	0.6%
Corrections Corp. of America
6.250% 03/15/13		—	—	1,345,000	1,329,869	1,345,000	1,329,869
GEO Group, Inc.
8.250% 07/15/13		—	—	1,700,000	1,776,500	1,700,000	1,776,500

			—		3,106,369		3,106,369

Rental Auto/Equipment	1.6%
Ahern Rentals, Inc.
9.25%, 08/15/13		1,000,000	1,035,000	—	—	1,000,000	1,035,000
Ashtead Capital, Inc.
9.000% 08/15/16 (a)		—	—	485,000	525,013	485,000	525,013
Ashtead Holdings PLC
8.625% 08/01/15 (a)		—	—	1,390,000	1,466,450	1,390,000	1,466,450
Avis Budget Car Rental
7.75% 05/15/16		1,000,000	1,037,500	—	—	1,000,000	1,037,500
Hertz Corp.
8.875% 01/01/14		—	—	355,000	382,069	355,000	382,069
Rental Services Corp.
9.500% 12/01/14 (a)		1,000,000	1,075,000	630,000	677,250	1,630,000	1,752,250
United Rentals North America, Inc.
6.500% 02/15/12		—	—	1,360,000	1,370,200	1,360,000	1,370,200
7.750% 11/15/13		—	—	685,000	710,687	685,000	710,687

			3,147,500		5,131,669		8,279,169

Schools	0.3%
Knowledge Learning Center
7.75%, 02/01/15 (a)		1,500,000	1,500,000	—	—	1,500,000	1,500,000

			1,500,000		—		1,500,000

Commercial Services Total			8,195,625		13,745,437		21,941,062

Cosmetics/Personal Care	0.8%
Cosmetics & Toiletries	0.8%
DEL Laboratories, Inc.
8.000% 02/01/12		1,500,000	1,462,500	1,180,000	1,150,500	2,680,000	2,613,000
Elizabeth Arden, Inc.
7.750% 01/15/14		—	—	1,505,000	1,546,388	1,505,000	1,546,388

			1,462,500		2,696,888		4,159,388

Cosmetics/Personal Care Total			1,462,500		2,696,888		4,159,388

Food	1.1%
Food-Dairy Products	0.2%
Dean Foods Co.
7.000% 06/01/16		—	—	1,165,000	1,162,088	1,165,000	1,162,088

			—		1,162,088		1,162,088

Food-Miscellaneous/Diversified	0.9%
Del Monte Corporation
6.75%, 02/15/15		1,000,000	1,000,000	—	—	1,000,000	1,000,000
8.63%, 12/15/12		1,000,000	1,050,000	—	—	1,000,000	1,050,000
Dole Foods Co., Inc.
7.250% 06/15/10		40,000	39,600	—	—	40,000	39,600
8.625% 05/01/09		—	—	1,100,000	1,122,000	1,100,000	1,122,000
Reddy Ice Holdings, Inc.
(b) 11/01/12 (10.500% 11/01/08)		—	—	1,420,000	1,331,250	1,420,000	1,331,250

			2,089,600		2,453,250		4,542,850

Food Total			2,089,600		3,615,338		5,704,938

Healthcare Products	0.1%
Optical Supplies	0.1%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (a)		—	—	600,000	591,750	600,000	591,750

			—		591,750		591,750

Healthcare Products Total			—		591,750		591,750

Healthcare Services	2.5%
Dialysis Centers	0.3%
DaVita, Inc.
7.250% 03/15/15		—	—	1,520,000	1,558,000	1,520,000	1,558,000

			—		1,558,000		1,558,000

Medical-Hospitals	1.4%
HCA, Inc.
6.50% 02/15/16		1,000,000	880,000	—	—	1,000,000	880,000
9.250% 11/15/16 (a) PIK,		—	—	1,555,000	1,704,669	1,555,000	1,704,669
9.625% 11/15/16 (a)		—	—	1,945,000	2,144,362	1,945,000	2,144,362
Tenet Healthcare Corp.
9.875% 07/01/14		—	—	2,440,000	2,501,000	2,440,000	2,501,000

			880,000		6,350,031		7,230,031

MRI/Medical Diagnostic Imaging	0.2%
MedQuest, Inc.
11.875% 08/15/12			—	1,000,000	802,500	1,000,000	802,500

			—		802,500		802,500

Physician Practice Management	0.7%
Ameripath, Inc.
10.50 04/01/13		2,000,000	2,180,000	—	—	2,000,000	2,180,000
US Oncology Holdings, Inc.
9.00% 08/15/12		500,000	522,500	—	—	500,000	522,500
PIK,
9.797% 03/15/12 (a)(c)		—	—	1,020,000	1,016,175	1,020,000	1,016,175

			2,702,500		1,016,175		3,718,675

Healthcare Services Total			3,582,500		9,726,706		13,309,206

Household Products/Wares	1.1%
Consumer Products-Miscellaneous	1.1%
American Greetings Corp.
7.375% 06/01/16		—	—	1,280,000	1,307,200	1,280,000	1,307,200
Amscan Holdings, Inc.
8.750% 05/01/14		—	—	1,535,000	1,550,350	1,535,000	1,550,350
Jarden Corp.
7.500% 05/01/17		—	—	1,575,000	1,606,500	1,575,000	1,606,500
Jostens IH Corp.
7.625% 10/01/12		—	—	1,360,000	1,390,600	1,360,000	1,390,600

			—		5,854,650		5,854,650

Household Products/Wares Total			—		5,854,650		5,854,650

Pharmaceuticals	1.5%
Medical-Drugs	0.8%
Elan Finance PLC
8.875% 12/01/13		—	—	1,560,000	1,665,300	1,560,000	1,665,300
Rotavax LLC
10.620% 10/15/14 (a)(c)		—	—	1,001,333	1,003,836	1,001,333	1,003,836
Warner Chilcott Corp.
8.750% 02/01/15		—	—	1,608,000	1,706,490	1,608,000	1,706,490

			—		4,375,626		4,375,626

Medical-Generic Drugs	0.3%
Mylan Laboratories, Inc.
6.375% 08/15/15		—	—	1,390,000	1,442,125	1,390,000	1,442,125

			—		1,442,125		1,442,125

Pharmacy Services	0.2%
Omnicare, Inc.
6.750% 12/15/13		—	—	835,000	822,475	835,000	822,475

			—		822,475		822,475

Vitamins & Nutrition Products	0.2%
NBTY, Inc.
7.125% 10/01/15		—	—	1,260,000	1,285,200	1,260,000	1,285,200

			—		1,285,200		1,285,200

Pharmaceuticals Total			—		7,925,426		7,925,426

Consumer Non-Cyclical Total			15,330,225		49,509,022		64,839,247

Energy	6.8%
Coal	0.9%
Arch Western Finance LLC
6.750% 07/01/13		—	—	1,545,000	1,539,206	1,545,000	1,539,206
Massey Energy Co.
6.875% 12/15/13		—	—	1,650,000	1,581,938	1,650,000	1,581,938

Peabody Energy Corp.
7.375% 11/01/16		—	—	735,000	778,181	735,000	778,181
Series B,
6.88% 03/15/13		1,000,000	1,012,500	—	—	1,000,000	1,012,500

			1,012,500		3,899,325		4,911,825

Coal Total			1,012,500		3,899,325		4,911,825

Energy-Alternate Sources	0.2%
Energy-Alternate Sources	0.2%
VeraSun Energy Corp.
9.375% 06/01/17 (a)		—	—	1,285,000	1,280,181	1,285,000	1,280,181

			—		1,280,181		1,280,181

Energy-Alternate Sources Total			—		1,280,181		1,280,181

Oil & Gas	3.6%
Oil & Gas Drilling	0.2%
Pride International, Inc.
7.375% 07/15/14		—	—	960,000	988,800	960,000	988,800

			—		988,800		988,800

Oil Companies-Exploration & Production	3.0%
Chesapeake Energy Corp.
6.375% 06/15/15		—	—	610,000	610,000	610,000	610,000
7.500% 06/15/14		—	—	1,145,000	1,197,956	1,145,000	1,197,956
Cimarex Energy Co.
7.125% 05/01/17		—	—	1,040,000	1,053,000	1,040,000	1,053,000
Compton Petroleum Corp.
7.625% 12/01/13		—	—	1,360,000	1,373,600	1,360,000	1,373,600
El Paso Production Holding Co.
7.750% 06/01/13 (e)		—	—	2,605,000	2,752,094	2,605,000	2,752,094
Energy XXI Gulf Coast, Inc.
10.000% 06/15/13 (a)(f)		—	—	1,295,000	1,275,575	1,295,000	1,275,575
Forest Oil Corp.
8.000% 12/15/11		—	—	1,080,000	1,134,000	1,080,000	1,134,000
Newfield Exploration Co.
6.625% 04/15/16		—	—	1,120,000	1,125,600	1,120,000	1,125,600
OPTI Canada, Inc.
8.250% 12/15/14 (a)		—	—	1,300,000	1,381,250	1,300,000	1,381,250
PetroHawk Energy Corp.
9.125% 07/15/13		—	—	1,535,000	1,650,125	1,535,000	1,650,125
Pogo Producing Co.
6.625% 03/15/15		—	—	1,100,000	1,111,000	1,100,000	1,111,000
Quicksilver Resources, Inc.
7.125% 04/01/16		—	—	1,260,000	1,250,550	1,260,000	1,250,550

			—		15,914,750		15,914,750

Oil Refining & Marketing	0.4%
Tesoro Corp.
6.625% 11/01/15		—	—	1,395,000	1,414,181	1,395,000	1,414,181
United Refining Co.
10.500% 08/15/12 (a)		—	—	775,000	819,563	775,000	819,563

			—		2,233,744		2,233,744

Oil & Gas Total			—		19,137,294		19,137,294

Oil & Gas Services	0.2%
Seismic Data Collection	0.2%
Seitel, Inc.
9.750% 02/15/14 (a)			—	830,000	850,750	830,000	850,750

			—		850,750		850,750

Oil & Gas Services Total			—		850,750		850,750

Pipelines – 1.9%	1.8%
Pipelines – 1.9%	1.8%
Atlas Pipeline Partners LP
8.125% 12/15/15		—	—	990,000	1,029,600	990,000	1,029,600
Colorado Interstate Gas Co.
6.800% 11/15/15		—	—	430,000	449,846	430,000	449,846
MarkWest Energy Partners LP
6.875% 11/01/14		—	—	1,070,000	1,049,937	1,070,000	1,049,937
8.500% 07/15/16		—	—	745,000	784,113	745,000	784,113
Semgroup LP
8.75% 11/15/15 (a)		1,500,000	1,569,375	—	—	1,500,000	1,569,375
Williams Companies, Inc.
6.375% 10/01/10 (a)		500,000	508,125	2,645,000	2,687,981	3,145,000	3,196,106
7.750% 06/15/31		—	—	870,000	952,650	870,000	952,650
8.125% 03/15/12		—	—	660,000	718,575	660,000	718,575

			2,077,500		7,672,702		9,750,202

Pipelines Total			2,077,500		7,672,702		9,750,202

Energy Total			3,090,000		32,840,252		35,930,252

Financials	7.8%
Diversified Financial Services	5.9%
Finance-Auto Loans	2.7%
Ford Motor Credit Co.
7.800% 06/01/12		—	—	2,580,000	2,567,348	2,580,000	2,567,348
8.000% 12/15/16		—	—	1,385,000	1,374,766	1,385,000	1,374,766
9.750% 09/15/10		1,354,000	1,435,217	—	—	1,354,000	1,435,217
General Motors Acceptance Corp.
6.875% 09/15/11		—	—	3,085,000	3,108,267	3,085,000	3,108,267
7.750% 01/19/10		2,000,000	2,054,248	—	—	2,000,000	2,054,248
8.000% 11/01/31		—	—	3,430,000	3,768,208	3,430,000	3,768,208

			3,489,465		10,818,589		14,308,054

Finance-Investment Banker/Broker	0.6%
E*Trade Financial Corp.
8.000% 06/15/11		—	—	1,610,000	1,688,488	1,610,000	1,688,488
LaBranche & Co., Inc.
11.000% 05/15/12		—	—	1,375,000	1,483,281	1,375,000	1,483,281

			—		3,171,769		3,171,769

Finance-Other Services	0.5%
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)		1,000,000	1,015,000	1,375,000	1,395,625	2,375,000	2,410,625

			1,015,000		1,395,625		2,410,625

Special Purpose Entity	2.1%
KAR Holdings, Inc.
10.000% 05/01/15 (a)		—	—	1,020,000	1,045,500	1,020,000	1,045,500
Local TV Finance LLC PIK,
9.250% 06/15/15 (a)		—	—	1,355,000	1,382,100	1,355,000	1,382,100
NSG Holdings LLC
7.750% 12/15/25 (a)		—	—	1,245,000	1,310,363	1,245,000	1,310,363
Petroplus Finance Ltd.
6.750% 05/01/14 (a)		—	—	240,000	240,300	240,000	240,300
7.000% 05/01/17 (a)		—	—	240,000	241,800	240,000	241,800
Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006
7.55% 05/01/16 (a) (c)		5,520,000	5,604,346	—	—	5,520,000	5,604,346
Wimar OPCO LLC
9.63% 12/15/14 (a)		1,500,000	1,515,000	—	—	1,500,000	1,515,000

			7,119,346		4,220,063		11,339,409

Diversified Financial Services Total			11,623,811		19,606,046		31,229,857

Insurance	1.0%
Insurance Brokers	0.6%
Hanover Insurance Group
7.63% 10/15/25		2,128,000	2,249,251	—	—	2,128,000	2,249,251
USI Holdings Corp.
9.750% 05/15/15 (a)		—	—	905,000	916,312	905,000	916,312

			2,249,251		916,312		3,165,563

Property/Casualty Insurance	0.4%
Crum & Forster Holdings Corp.
7.750% 05/01/17 (a)		—	—	2,350,000	2,367,625	2,350,000	2,367,625

			—		2,367,625		2,367,625

Insurance Total			2,249,251		3,283,937		5,533,188

Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management/Services	0.3%
Realogy Corp.
10.500% 04/15/14 (a)		—	—	830,000	833,112	830,000	833,112
12.375% 04/15/15 (a)		—	—	830,000	809,250	830,000	809,250

			—		1,642,362	—	1,642,362

REITS-Hotels	0.4%
Host Marriott LP
6.750% 06/01/16		—	—	1,840,000	1,865,300	1,840,000	1,865,300

			—		1,865,300		1,865,300

REITS-Regional Malls	0.3%
Rouse Co. LP/TRC Co-Issuer, Inc.,
6.750% 05/01/13 (a)		—	—	1,405,000	1,416,076	1,405,000	1,416,076

			—		1,416,076		1,416,076

Real Estate Investment Trusts (REITs) Total			—		4,923,738		4,923,738

Financials Total			13,873,062		27,813,721		41,686,783

Industrials	11.8%
Aerospace & Defense	0.7%
Aerospace/Defense-Equipment	0.4%
DRS Technologies, Inc.
6.875% 11/01/13		—	—	1,455,000	1,465,912	1,455,000	1,465,912
Sequa Corp.
9.000% 08/01/09		—	—	660,000	696,300	660,000	696,300

			—		2,162,212		2,162,212

Electronics-Military	0.2%
L-3 Communications Corp.
6.375% 10/15/15		—	—	1,325,000	1,321,688	1,325,000	1,321,688

			—		1,321,688		1,321,688

Aerospace & Defense Total			—		3,483,900		3,483,900

Building Materials	0.2%
Building & Construction Products-Miscellaneous	0.2%
NTK Holdings, Inc. (b) 03/01/14
(10.750% 09/01/09)		—	—	1,150,000	862,500	1,150,000	862,500

			—		862,500		862,500

Building Materials Total			—		862,500		862,500

Electrical Components & Equipment	0.5%
Wire & Cable Products	0.5%
Belden CDT, Inc.
7.000% 03/15/17 (a)		—	—	1,585,000	1,622,821	1,585,000	1,622,821
General Cable Corp.
7.125% 04/01/17 (a)		—	—	635,000	642,937	635,000	642,937
7.725% 04/01/15 (a)(c)		—	—	635,000	636,588	635,000	636,588

			—		2,902,346		2,902,346

Electrical Components & Equipment Total			—		2,902,346		2,902,346

Electronics	1.0%
Electronic Components-Miscellaneous	1.0%
Amkor Technologies, Inc.
9.25% 06/01/16		1,500,000	1,571,250	—	—	1,500,000	1,571,250
Flextronics International Ltd.
6.250% 11/15/14		—	—	1,720,000	1,664,100	1,720,000	1,664,100

NXP BV/NXP Funding LLC
9.500% 10/15/15		—	—	1,160,000	1,200,600	1,160,000	1,200,600

			1,571,250		2,864,700		4,435,950

Electronics Total			1,571,250		2,864,700		4,435,950

Engineering & Construction	0.2%
Building & Construction-Miscellaneous	0.2%
Esco Corp.
8.625% 12/15/13 (a)		—	—	825,000	882,750	825,000	882,750

			—		882,750		882,750

Engineering & Construction Total			—		882,750		882,750

Environmental Control	0.8%
Non-Hazardous Waste Disposal	0.4%
Allied Waste North America, Inc.
7.125% 05/15/16		—	—	565,000	581,244	565,000	581,244
7.875% 04/15/13		—	—	1,720,000	1,797,400	1,720,000	1,797,400

			—		2,378,644		2,378,644

Recycling	0.3%
Aleris International, Inc.
10.000% 12/15/16 (a)		—	—	445,000	467,806	445,000	467,806
PIK, 9.000% 12/15/14 (a)		—	—	1,155,000	1,235,850	1,155,000	1,235,850

			—		1,703,656		1,703,656

Environmental Control Total			—		4,082,300		4,082,300

Hand/Machine Tools	0.2%
Machinery-Electrical	0.2%
Baldor Electric Co.
8.625% 02/15/17		—	—	915,000	983,625	915,000	983,625

			—		983,625		983,625

Hand/Machine Tools Total			—		983,625		983,625

Machinery-Construction & Mining	0.3%
Machinery-Construction & Mining	0.3%
Terex Corp.
7.375% 01/15/14		—	—	1,345,000	1,402,163	1,345,000	1,402,163

			—		1,402,163		1,402,163

Machinery-Construction & Mining Total			—		1,402,163		1,402,163

Machinery-Diversified	0.8%
Machinery-Farm	0.2%
Case New Holland, Inc.
7.13% 03/01/14		1,000,000	1,045,000	—	—	1,000,000	1,045,000

			1,045,000		—		1,045,000

Machinery-General Industry	0.3%
Manitowoc Co., Inc.
7.125% 11/01/13		1,000,000	1,030,000	760,000	782,800	1,760,000	1,812,800

			1,030,000		782,800		1,812,800

Machinery-Material Handling	0.2%
Columbus McKinnon Corp.
8.875% 11/01/13		—	—	1,190,000	1,273,300	1,190,000	1,273,300

			—		1,273,300		1,273,300

Machinery-Diversified Total			2,075,000		2,056,100		4,131,100

Metal Fabricate/Hardware	0.0%
Metal Processors & Fabrication	0.0%
TriMas Corp.
9.875% 06/15/12			—	65,000	68,006	65,000	68,006

			—		68,006		68,006

Metal Fabricate/Hardware Total			—		68,006		68,006

Miscellaneous Manufacturing	2.3%
Diversified Manufacturing Operators	1.9%
Bombardier, Inc.
6.300% 05/01/14 (a)		—	—	2,281,000	2,223,975	2,281,000	2,223,975
8.000% 11/15/14 (a)		1,000,000	1,065,000	—	—	1,000,000	1,065,000
Clarke American Corp.
9.50% 05/15/15		1,000,000	1,020,000	—	—	1,000,000	1,020,000
Covalence Specialty Materials Corp.
10.250% 03/01/16 (a)		—	—	1,240,000	1,271,000	1,240,000	1,271,000
J.B. Poindexter & Co.
8.750% 03/15/14		—	—	945,000	895,387	945,000	895,387
Koppers Holdings, Inc.
(b) 11/15/14
(9.875% 11/15/09)		—	—	1,400,000	1,225,000	1,400,000	1,225,000
Trinity Industries, Inc.
6.500% 03/15/14		—	—	2,156,000	2,161,390	2,156,000	2,161,390

			2,085,000		7,776,752		9,861,752

Miscellaneous Manufacturing	0.4%
American Railcar Industries, Inc.
7.500% 03/01/14		—	—	995,000	1,027,338	995,000	1,027,338
Nutro Products, Inc.
10.750% 04/15/14 (a)		—	—	1,190,000	1,362,550	1,190,000	1,362,550

			—		2,389,888		2,389,888

Miscellaneous Manufacturing Total			2,085,000		10,166,640		12,251,640

Packaging & Containers	2.9%
Containers-Metal/Glass	1.6%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15		1,000,000	1,045,000	2,130,000	2,225,850	3,130,000	3,270,850
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13		—	—	2,470,000	2,605,850	2,470,000	2,605,850
Owens-Illinois, Inc.
7.500% 05/15/10		1,000,000	1,028,750	1,480,000	1,522,550	2,480,000	2,551,300

			2,073,750		6,354,250		8,428,000

Containers-Paper/Plastic	1.3%
Berry Plastics Holdings Corp.
8.88% 09/15/14		1,000,000	1,025,000	—	—	1,000,000	1,025,000
Graham Packaging Co.
8.50% 10/15/12		1,000,000	1,020,000	—	—	1,000,000	1,020,000
Jefferson Smurfit Corp.
8.250% 10/01/12		—	—	1,495,000	1,528,637	1,495,000	1,528,637
Pregis Corp.
12.38% 10/15/13		1,000,000	1,130,000	—	—	1,000,000	1,130,000
Solo Cup Co.
8.500% 02/15/14		—	—	880,000	770,000	880,000	770,000
Stone Container
8.00%, 03/15/17		1,500,000	1,511,250	—	—	1,500,000	1,511,250

			4,686,250		2,298,637		6,984,887

Packaging & Containers Total			6,760,000		8,652,887		15,412,887

Transportation	2.1%
Transportation-Marine	1.0%
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (a)		—	—	1,445,000	1,533,506	1,445,000	1,533,506
Ship Finance International Ltd.
8.500% 12/15/13		—	—	1,655,000	1,710,856	1,655,000	1,710,856
Stena AB
7.500% 11/01/13		—	—	1,965,000	2,006,757	1,965,000	2,006,757

			—		5,251,119		5,251,119

Transportation-Railroad	0.4%
TFM SA de CV
9.375% 05/01/12		—	—	1,755,000	1,895,400	1,755,000	1,895,400

			—		1,895,400		1,895,400

Transportation-Services	0.5%
CHC Helicopter Corp.
7.375% 05/01/14		—	—	1,720,000	1,689,900	1,720,000	1,689,900
PHI, Inc.
7.125% 04/15/13		—	—	1,085,000	1,063,300	1,085,000	1,063,300

			—		2,753,200		2,753,200

Transportation-Trucks	0.2%
QDI LLC
9.000% 11/15/10		—	—	1,060,000	1,036,150	1,060,000	1,036,150

			—		1,036,150		1,036,150

Transportation Total			—		10,935,869		10,935,869

Industrials Total			13,481,250		49,343,786		62,825,036

Technology	2.4%
Computers	0.4%
Computer Services	0.4%
Sungard Data Systems, Inc.
9.125% 08/15/13		—	—	905,000	961,563	905,000	961,563
10.25% 08/15/15		1,000,000	1,093,750	—	—	1,000,000	1,093,750

			1,093,750		961,563		2,055,313

Computers Total			1,093,750		961,563		2,055,313

Office/Business Equipment	0.7%
Office Automation and Equipment	0.7%
Ikon Office Solutions
7.75% 09/15/15		1,000,000	1,042,500	—	—	1,000,000	1,042,500
Xerox Capital Trust I,
8.00% 02/01/27		1,000,000	1,018,750	—	—	1,000,000	1,018,750
Xerox Corp.
7.63% 06/15/13		1,500,000	1,574,440	—	—	1,500,000	1,574,440

			3,635,690		—		3,635,690

Office/Business Equipment Total			3,635,690		—		3,635,690

Semiconductors	1.2%
Electronic Components-Semiconductors	1.2%
Advanced Micro Devices, Inc.
7.750% 11/01/12		—	—	815,000	800,738	815,000	800,738
Freescale Semiconductor, Inc.
10.125% 12/15/16 (a)		—	—	2,610,000	2,613,262	2,610,000	2,613,262
PIK, 9.125% 12/15/14 (a)		—	—	1,770,000	1,752,300	1,770,000	1,752,300

9.13% 12/15/14 (a)		1,000,000	990,000	—	—	1,000,000	990,000

			990,000		5,166,300		6,156,300

Semiconductors Total			990,000		5,166,300		6,156,300

Software	0.4%		990,000

Transactional Software	0.4%
IPC Acquisition Corp.
11.85% 09/29/14		500,000	510,000	—	—	500,000	510,000
Open Solutions, Inc.
9.750% 02/01/15 (a)		—	—	1,530,000	1,587,375	1,530,000	1,587,375

			510,000		1,587,375		2,097,375

Software Total			510,000		1,587,375		2,097,375

Technology Total			5,239,440		7,715,238		12,954,678

Utilities	2.9%
Electric	2.9%
Electric-Generation	1.1%
AES Corp.
7.750% 03/01/14		—	—	1,915,000	2,017,931	1,915,000	2,017,931
9.500% 06/01/2009		1,500,000	1,595,625	—	—	1,500,000	1,595,625
Edison Mission Energy
7.000% 05/15/17 (a)		—	—	1,990,000	1,982,538	1,990,000	1,982,538

			1,595,625		4,000,469		5,596,094

Electric-Integrated	0.5%
CMS Energy Corp.
6.875% 12/15/15		—	—	910,000	944,092	910,000	944,092
Nevada Power Co.
9.000% 08/15/13		—	—	640,000	687,604	640,000	687,604
Sierra Pacific Resources
6.750% 08/15/17		—	—	910,000	920,433	910,000	920,433

			—		2,552,129		2,552,129

Independent Power Producer	1.3%
Calpine Generating Co. LLC
14.370% 04/01/11 (c)(g)		—	—	915,000	324,825	915,000	324,825
Dynegy Holdings, Inc.
7.125% 05/15/18		—	—	2,160,000	2,057,400	2,160,000	2,057,400
Mirant North America LLC
7.375% 12/31/13		—	—	1,750,000	1,850,625	1,750,000	1,850,625
NRG Energy, Inc.
7.250% 02/01/14		—	—	960,000	986,400	960,000	986,400
7.375% 02/01/16		—	—	1,025,000	1,063,437	1,025,000	1,063,437
7.375% 01/15/17		—	—	850,000	882,938	850,000	882,938

			—		7,165,625		7,165,625

Electric Total			1,595,625		13,718,223		15,313,848

Utilities Total			1,595,625		13,718,223		15,313,848

Total Corporate Fixed-Income Bonds & Notes (cost of $457,387,468)			104,288,506		366,569,561		470,858,067

Common Stocks	2.7%
Consumer Discretionary	2.2%
Auto Components	0.2%
Hayes Lemmerz
International, Inc. (h)		—	—	189,688	1,086,912	189,688	1,086,912

Auto Components Total			—		1,086,912		1,086,912

Hotels, Restaurants & Leisure	0.3%
Galaxy Entertainment
Group Ltd. (h)		—	—	800,000	755,080	800,000	755,080
Town Sports International
Holdings, Inc. (h)		—	—	37,500	753,750	37,500	753,750

Hotels, Restaurants & Leisure Total			—		1,508,830		1,508,830

Household Durables	0.1%
D.R. Horton, Inc.		—	—	34,000	794,580	34,000	794,580

Household Durables Total			—		794,580		794,580

Media	0.9%
Cablevision Systems Corp.,
Class A (h)		—	—	28,500	1,031,415	28,500	1,031,415
Idearc, Inc.		—	—	24,000	846,000	24,000	846,000

Spanish Broadcasting System (h)		—	—	225,000	1,064,250	225,000	1,064,250
Virgin Media, Inc.		—	—	35,385	917,179	35,385	917,179
Warner Music Group Corp.		—	—	43,000	722,830	43,000	722,830

Media Total			—		4,581,674		4,581,674

Metals-Aluminum	0.7%
Ormet Corp.		152,380	3,809,500	—	—	152,380	3,809,500

Metals-Aluminum Total			3,809,500		—		3,809,500

Consumer Discretionary Total			3,809,500		7,971,996		11,781,496

Consumer Staples	0.1%
Food Products	0.1%
Reddy Ice Holdings, Inc.		—	—	25,000	763,000	25,000	763,000

Food Products Total			—		763,000		763,000

Consumer Staples Total			—		763,000		763,000

Industrials	0.0%
Commercial Services & Supplies	0.0%
Fairlane Management						—	—
Corp. (h)(i)(j)		—	—	50,004	—	50,004	—

Commercial Services & Supplies Total			—		—	—	—

Road & Rail	0.0%
Quality Distribution, Inc. (h)		—	—	13,439	135,331	13,439	135,331

Road & Rail Total			—		135,331		135,331

Industrials Total			—		135,331		135,331

Telecommunication Services	0.2%
Wireless Telecommunication Services	0.2%
Sprint Nextel Corp.		—	—	39,922	912,217	39,922	912,217

Wireless Telecommunication Services Total			—		912,217		912,217

Telecommunication Services Total			—		912,217		912,217

Utilities	0.2%
Independent Power Producers & Energy Traders	0.2%
Mirant Corp. (h)		—	—	18,717	868,469	18,717	868,469

Independent Power Producers & Energy Traders Total			—		868,469		868,469

Utilities Total			—		868,469		868,469

Total Common Stocks (cost of $10,971,397)			3,809,500		10,651,013		14,460,513

Municipal Bonds (Taxable)	1.0%
California	0.7%
CA Cabazon Band Mission Indians
13.000% 10/01/11 (k)		—	—	3,250,000	3,823,950	3,250,000	3,823,950

California Total			—		3,823,950		3,823,950

Virginia	0.3%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46		—	1,565,000	1,551,463	1,565,000	1,551,463

Virginia Total		—		1,551,463		1,551,463

Total Municipal Bonds (Taxable) (cost of $4,814,844)		—		5,375,413		5,375,413

U.S. Government Obligation	0.5%
U.S Government Obligation	0.5%
U.S. Treasury Bond
4.750% 02/15/37		—	2,734,000	2,622,718	2,734,000	2,622,718

U.S. Government Obligation Total (cost of $2,611,432)		—		2,622,718		2,622,718

Convertible Bond	0.2%					—
Communications	0.2%					—
Telecommunication Services	0.2%					—
Telephone-Integrated	0.2%					—
Virgin Media Finance PLC						—
8.750% 04/15/14 EUR		—	690,000	1,007,345	690,000	1,007,345

		—		1,007,345		1,007,345

Telecommunication Services Total		—		1,007,345		1,007,345

Communications Total		—		1,007,345		1,007,345

Total Convertible Bond (cost of $975,778)				1,007,345		1,007,345

Preferred Stock	0.0%
Communications	0.0%
Media	0.0%
PTV Inc., Series A,
10.000% 01/10/23		—	18	74	18	74

Media Total		—		74		74

Communications Total				74		74

Total Preferred Stock (cost of $-)		—		74		74

Warrants	0.0%
Communications	0.0%
Media	0.0%

Broadcast Services/Programs	0.0%
XM Satellite Radio Holdings, Inc.
Expires 03/15/10 (a)(h)		—	—	2,435	3,653	2,435	3,653

			—		3,653		3,653

Media Total			—		3,653		3,653

Telecommunication Services	0.0%
Cellular Telecommunications	0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(h)(i)(j)		—	—	5,250	—	5,250	—
Telecommunication Services
Jazztel PLC Expires
07/15/10 (i)(j)		—	—	1,435	—	1,435	—

Telecommunication Services Total			—		—		—

Communications Total			—		3,653		3,653

Consumer Non-Cyclical	0.0%
Food	0.0%
Food-Retail	0.0%
Pathmark Stores Inc. Expires
09/19/10 (h)(k)		—	—	58,758	4,612	58,758	4,612

			—		4,612		4,612

Food Total			—		4,612		4,612

Consumer Non-Cyclical Total			—		4,612		4,612

Total Warrants (cost of $7,829,466)			—		8,265		8,265

Short-Term Obligation	3.5%
U.S. Government Agency Obligation	2.2%
Federal Home Loan Bank
Discount Note, 06/01/07		11,600,000	11,598,357	—	—	11,600,000	11,598,357
Repurchase agreement with Fixed Income Clearing Corp., dated 5/31/07, due on 06/01/07, at 5.010%, collateralized by a U.S. Treasury Obligation maturing 02/15/23, market value of $6,994,758 (repurchase proceeds $6,852,954)	1.3%	—	—	6,852,000	6,852,000	6,852,000	6,852,000

Total Short-Term Obligation (cost of $18,450,357)			11,598,357		6,852,000		18,450,357

Total Investments	96.4%
(cost of $502,655,644) (l)			119,696,363		393,086,389	Merger costs	512,782,752
Other Assets & Liabilities, Net	3.7%		1,521,526		16,934,656	(115,934)	18,340,248

Net Assets	100.1%		121,217,889		410,021,045		531,123,000

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities, which are not illiquid, except for the following, amounted to $103,220,704, which represents 25.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Rotavax LLC	06/06/06-02/02/07	1,001,324	$1,001,379	$1,003,836
UbiquiTel, Inc.	04/04/00	5,250	247,969	—

				1,003,836

(b)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2007.

(d)	Loan Participation Agreement.

(e)	All or a portion of this security is pledged as collateral for open credit default swap contracts.

(f)	Security purchased on a delayed delivery basis.

(g)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2007, the value of this security amounted to $324,825, which represents 0.1% of net assets.

(h)	Non-income producing.

(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(j)	Security has no value.

(k)	Illiquid security.

(l)	Cost for federal income tax purposes is $503,800,145.

At May 31, 2007, the Acquring Fund sold the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co.,
	7.45% 07/16/31	Sale	3.000%	6/20/2009	$1,750,000	$13,114
Morgan Stanley	SLM Corp.,

	5.125% 08/27/12	Sale	2.190%	6/20/2017	2,500,000	(73,164)
						(60,050)

At May 31, 2007, the Acquiring Fund had entered into the following foreign forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$1,077,159	$1,086,192	6/18/2007	$9,033
EUR	1,741,261	1,749,384	6/18/2007	8,123
EUR	2,554,877	2,553,684	6/25/2007	(1,993)

				15,163

*	Rounds to less than 0.01%

Acronym	Name
EUR	EURO
PIK	Payment-In-Kind
USD	US Dollar

COLUMBIA HIGH YIELD OPPORTUNITY FUND

AND

HIGH YIELD FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

May 31, 2007

(Unaudited)

Note 1. Organization

Columbia High Yield Opportunity Fund (the “Acquiring Fund”) is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. High Yield Fund (the “Acquired Fund”) is a series of the Excelsior Funds Trust (the “Acquired Trust”). The Acquired Trust is organized as a Delaware statutory trust. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks total return, consisting of current income and capital appreciation. The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Fund Shares

The Acquiring Trust and the Acquired Trust may each issue an unlimited number of shares. The Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Fund offers two classes of shares: Shares Class shares and Institutional Shares Class shares, which are offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of May 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended May 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by the acquisition of the net assets of the Acquired Fund by the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of May 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended May 31, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of May 31, 2007 would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated May 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated November 30, 2006 and September 30, 2006 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies. The Acquired Fund accounting policies are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions of the Acquired Fund are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of May 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at May 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	57,367,501	—	57,356,998
Class B Shares	18,801,736	—	18,798,294
Class C Shares	4,481,707	—	4,480,887
Class Z Shares	6,189,965	25,668,656	31,858,621

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., by Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated April 1, 2007, as supplemented to date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2006 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements are not provided for the Acquiring Fund in reliance on Item 14 (a)(2) of Form N-14.

Appendix A – Statement of Additional Information of the Acquiring Fund

A-1

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Prospectuses and Statements of

Additional Information dated January 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statements of

Additional Information dated February 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Tax-Exempt Fund

Supplement to the Prospectuses and Statement of

Additional Information dated April 1, 2007

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Prospectuses and Statements of Additional

Information dated August 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectuses and Statement of Additional

Information dated September 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Prospectuses and Statement of Additional

Information dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Prospectuses and Statements of Additional

Information dated November 1, 2006

(Each a “Fund” and together the “Funds”)

Each Prospectus is revised by adding the following statement to disclosure under the section entitled “Portfolio Holdings Disclosure”:

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Each Statement of Additional Information is revised by adding the following statement to disclosure under the section entitled “Disclosure of Portfolio Information” or “Disclosure of Fund Information”, as applicable:

The Fund may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

Columbia Funds Series Trust I

Supplement to the

Statements of Additional Information

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated April 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Statement of Additional Information

dated March 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Statement of Additional Information

dated February 1, 2007

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional

Information dated November 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional

Information dated October 1, 2006

Columbia Core Bond Fund

Supplement to the Statement of Additional

Information dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional

Information dated August 1, 2006

(the Funds)

The section of the Statements of Additional Information entitled “Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds)” is hereby amended with the addition of the following language as the fourth paragraph in item 1:

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund’s transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor’s proceeds received from the liquidation of Colonial Insured Municipal Fund.

COLUMBIA TAX-EXEMPT FUND

A Series of Columbia Funds Series Trust I

Statement of Additional Information

April 1, 2007

This Statement of Additional Information (“SAI”) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Tax-Exempt Fund (the “Fund”). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated April 1, 2007. This SAI should be read together with the relevant Prospectus and the Fund’s most recent Annual Report dated November 30, 2006. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Management Services, Inc. (“CMS”), P.O. Box 8081, Boston, MA 02266-8081 or by calling 1-800-345-6611. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in the Fund’s Annual Report, are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by Columbia Management Distributors, Inc. (“CMD”) generally and additional information about certain securities and investment techniques described in the Fund’s Prospectuses.

Part 1

COLUMBIA TAX-EXEMPT FUND

Statement of Additional Information

April 1, 2007

DEFINITIONS

“Trust”	Columbia Funds Series Trust I
“Fund” or “Tax-Exempt Fund”	Columbia Tax-Exempt Fund
“Advisor”	Columbia Management Advisors, LLC, the Fund’s investment advisor and administrator
“CMD”	Columbia Management Distributors, Inc., the Fund’s distributor
“CMS”	Columbia Management Services, Inc., the Fund’s shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is a diversified series of the Trust, and represents the entire interest in a separate series of the Trust. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Prior to September 19, 2005 (the “Fund Reorganization Date”), the Fund was organized as a series of Columbia Funds Trust IV, a Massachusetts business trust (the “Predecessor Fund”). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund. The Predecessor Fund commenced investment operations on November 21, 1978.

Effective October 13, 2003, the Trust changed its name from “Liberty-Stein Roe Funds Municipal Trust” to “Columbia Funds Trust IX.” Effective September 19, 2005, the name of the Trust was changed from “Columbia Funds Trust IX” to its current name.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s Bylaws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Fund offers four classes of shares — A, B, C and Z shares.

INVESTMENT GOAL AND POLICIES

The Prospectuses describe the Fund’s investment goal, investment strategies and risks. Part 1 of this SAI contains additional information concerning, among other things, the investment policies of the Fund. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Fund, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

Short-Term Trading

Zero Coupon Securities

Lower Rated Bonds

Forward Commitments

When Issued Securities

Municipal Leases

Asset Backed Securities

Repurchase Agreements

Options on Securities

Futures Contracts and Related Options

Inverse Floating Obligations

b

Pay-In-Kind (PIK) Securities

Participation Interests

Stand-by Commitments

Swap Agreements

Except as indicated below under “Fundamental Investment Policies,” the Fund’s investment policies are not fundamental, and the Board of Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (the “1940 Act”) provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. For purposes of this restriction, tax-exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.

In addition to the above listed fundamental investment policies, the Fund:

8.	Will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

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OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.	Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goal, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under “Financial Highlights.” The Fund may sell a portfolio investment after its acquisition if the Advisor believes that such a disposition is consistent with the Fund’s investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund’s management contract, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rates of (subject to any reductions that the Advisor may agree to periodically):

Average Net Assets	Annual Fee Rate
Under $ 500 million	0.55%
$500 million but less than $1 billion	0.50%
$1 billion but less than $1.5 billion	0.47%
$1.5 billion but less than $3 billion	0.44%
$3 billion but less than $6 billion	0.43%
In excess of $ 6 billion	0.42%

Prior to November 1, 2004, the Fund paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Fund and the Columbia Tax Exempt Insured Fund (which was acquired by the Fund on September 25, 2006) at the following annual rates (subject to any reductions that the Advisor may have agreed to periodically):

Average Net Assets	Annual Fee Rate
First $1 billion	0.60%
Next $2 billion	0.55%
Next $1 billion	0.50%
Excess over $4 billion	0.45%

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with the Advisor pursuant to which the Advisor monitors, budgets and approves Fund expenses,

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provides oversight of the performance by State Street Bank and Trust Company (“State Street”) of accounting and financial reporting services, and provides services related to the Sarbanes-Oxley Act of 2002. Under the Services Agreement, the Fund reimburses the Advisor for out-of-pocket expenses, direct internal costs relating to fund accounting oversight, monitoring, budgeting and approving Fund expenses, and direct internal costs incurred in connection with the Sarbanes-Oxley Act of 2002.

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with the Advisor and State Street (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services, such as the preparation of the Fund’s financial information for shareholder reports and SEC filings. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with the Advisor and State Street (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services, including but not limited to, the recording of general ledger entries and the calculation of daily expenses and income. Under the State Street Agreements, the Fund pays State Street annual fees for these services, payable monthly, totaling $38,000 plus an additional fee based on an annualized percentage rate of the Fund’s assets. Under the State Street Agreements, these fees payable to State Street will not exceed $140,000 annually in the aggregate. Additionally, the Fund bears certain reimbursable expenses.

Prior to December 15, 2006, the Fund had a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performed certain pricing and bookkeeping services for the Fund. The Advisor delegated responsibility for certain of these pricing and bookkeeping services, and for certain administrative services under the Administrative Agreement, to State Street.

For services provided under the prior Pricing and Bookkeeping Agreement, the Fund paid to the Advisor, or to such other person(s) as the Advisor directed, an annual fee, payable monthly, consisting of: (i) a Fund Accounting Fee of $25,000 plus an additional monthly fee based on the Fund’s net asset value; and (ii) a Financial Reporting Fee of $13,000. Additionally, the Fund bore certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement could not exceed $140,000 annually for the Fund.

Prior to November 1, 2005, the Fund paid the Advisor fees under a similar pricing and bookkeeping agreement with the Fund, that consisted of a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

•	An annual flat fee of $10,000, paid monthly; and

•

In any month that the Fund had average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street.

The Fund reimbursed the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

CMS acts as transfer agent, dividend disbursing agent and shareholders’ servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders’ servicing agency services to the Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, the Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, the Fund may pay CMS the fees and expenses CMS pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

For the period November 1, 2005 to March 31, 2006, the Fund paid CMS a fee of $15.23 per account per annum, payable monthly. In addition, the Fund may pay CMS the fees and expenses they pay to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

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Prior to November 1, 2005, the Fund paid a shareholders’ servicing and transfer agency fee to CMS as follows:

An annual open account fee of $34 per open account plus the Fund’s allocated share of reimbursement for the out-of-pocket expenses of CMS.

Recent Fees paid to the Advisor, CMD and CMS (dollars in thousands)

	Year ended November 30,
	2006	2005	2004
Management fee	$9,877	$8,451	$9,516
Pricing and bookkeeping fee	176	456	505
Transfer agent fee	1,195	1,404	1,756
12b-1 fees:
Service fee (Class A)	3,110	3,227	3,464
Service fee (Class B)	73	81	108
Service fee (Class C)	24	18	20
Distribution fee (Class B)	275	305	404
Distribution fee (Class C)	91	68	74
Fees waived by CMD (Class C)	(18)	(14)	(15)
Fees and expenses waived or reimbursed by the Advisor/CMS	(11)	(92)	(538)

Brokerage Commissions (dollars in thousands)

	Year ended November 30,
	2006	2005	2004
Total commissions	$62	$46	$70

The Trust is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. At November 30, 2006, the Fund did not hold securities of its regular brokers or dealers.

Trustees and Trustees’ Fees

The “Columbia Fund Complex” includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees

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who are affiliated with the Advisor, except that the funds pay a portion of the compensation of the Chief Compliance Officer of the funds. For the fiscal year ended November 30, 2006, and the calendar year ended December 31, 2006, the Trustees received the following compensation for serving as Trustees:

Trustee	Pension or Retirement Benefits Accrued as part of Fund Expenses(a)	Aggregate Compensation from the Fund for the Fiscal Year Ended November 30, 2006	Total Compensation from the Columbia Fund Complex Paid to the Trustees for the Calendar Year Ended December 31, 2006(b)
Douglas A. Hacker	N/A	$8,805	$199,000
Janet Langford Kelly	N/A	8,693	194,500
Richard W. Lowry	N/A	7,355	223,500	(h)
William E. Mayer	N/A	8,122	193,500	(h)
Charles R. Nelson	N/A	8,163	183,000
John J. Neuhauser	N/A	7,811	223,000	(h)
Patrick J. Simpson(c)	N/A	8,306	186,000
Thomas E. Stitzel(d)	N/A	8,429	191,500
Thomas C. Theobald(e)	N/A	12,417	274,000
Anne-Lee Verville(f)	N/A	8,429	191,500
Richard L. Woolworth(g)	N/A	5,067	103,250

(a)	The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b)	As of December 31, 2006, the Columbia Fund Complex consisted of 148 open-end and 7 closed-end management investment company portfolios. As of December 31, 2006, the Trustees served as trustees of 68 of such open-end and all of such closed-end management investment company portfolios.
(c)	During the fiscal year ended November 30, 2006, Mr. Simpson deferred $8,306 of his compensation from the Fund and in the calendar year ended December 31, 2006, $186,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Simpson’s account under that plan was $511,995.
(d)	During the fiscal year ended November 30, 2006, Mr. Stitzel deferred $4,978 of his compensation from the Fund and in the calendar year ended December 31, 2006, $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Stitzel’s account under that plan was $128,397.
(e)	During the fiscal year ended November 30, 2006, Mr. Theobald deferred $7,151 of his compensation from the Fund and in the calendar year ended December 31, 2006, $185,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Theobald’s account under that plan was $584,565.
(f)	At December 29, 2006, the value of Ms. Verville’s account under the deferred compensation plan was $792,952.
(g)	Mr. Woolworth served as a Trustee until August 4, 2006.
(h)	Total compensation figures for Messrs. Lowry, Meyer and Neuhauser include Trustee fees paid to them by Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time these funds ceased to be a part of the Columbia Fund Complex.

Role of the Board of Trustees

The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Trustees have created several committees to perform specific functions for the Fund.

Audit Committee

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the Fund’s independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Fund and certain service providers. For the fiscal year ended November 30, 2006, the Audit Committee convened eight times.

g

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Fund’s Advisor. For the fiscal year ended November 30, 2006, the Governance Committee convened four times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in the Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111- 2621. Shareholder recommendations should include the proposed nominee’s biographical information, (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended November 30, 2006, the Advisory Fees & Expenses Committee convened six times.

Compliance Committee

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Fund, and oversight of compliance by the Fund’s investment advisor, principal underwriter and transfer agent. For the fiscal year ended November 30, 2006, the Compliance Committee convened nine times.

Investment Oversight Committees

Each Trustee of the Fund also serves on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), and Municipal.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income — Multi Sector and Fixed Income — Core.

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IOC #3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC #4:	Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 (i) in the Fund and (ii) in the funds in the Columbia Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Columbia Fund Complex
Disinterested Trustees
Douglas A. Hacker	None	Over $100,000
Janet Langford Kelly	None	Over $100,000
Richard W. Lowry	None	Over $100,000
Charles R. Nelson	None	Over $100,000
John J. Neuhauser	None	Over $100,000
Patrick J. Simpson	None	Over $100,000
Thomas E. Stitzel	None	Over $100,000
Thomas C. Theobald	None	Over $100,000
Anne-Lee Verville	None	Over $100,000	(a)

Interested Trustee
William E. Mayer	None	$10,001-$50,000

(a)	Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

Portfolio Manager

Other Accounts Managed by the Portfolio Manager

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund’s portfolio manager managed as of the Fund’s fiscal year-end.

	Other SEC-registered Open-end and Closed-end Funds		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Kimberly A. Campbell	2	$168 million	0	0	12	$1 million

See “Management — Potential conflicts of interest in managing multiple accounts” in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual’s management of more than one account.

i

Ownership of Securities

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund’s most recent fiscal year:

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kimberly A. Campbell	None

Compensation

As of the Fund’s most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of certain Columbia Funds. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the performance benchmark and peer group noted below, emphasizing the manager’s three- and five-year performance. The Advisor may also consider the portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Kimberly A. Campbell	Lehman Brothers Municipal Bond Index	Lipper General Municipal Debt Funds Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is influenced by assets under management.

j

Ownership of the Fund

As of record on February 28, 2007, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

As of record on February 28, 2007, the following shareholders of record owned 5% or more of the class of the Fund’s outstanding shares noted below:

Class B Shares	Merrill Lynch Pierce Fenner & Smith	11.52%
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East, Floor 2
	Jacksonville, FL 32246-6484

Class C Shares	Merrill Lynch Pierce Fenner & Smith	36.91%
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East, Floor 2
	Jacksonville, FL 32246-6484
	Citigroup Global Markets, Inc.	8.81%
	333 W. 34th Street
	New York, NY 10001-2402

Class Z Shares	Bank of America NA	63.27%
	411 N. Akard Street
	#7X1-945-06-07
	Dallas, TX 75201-3307

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

k

Sales Charges (dollars in thousands)

	Class A Shares
	Year ended November 30,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$443	$490	$473
Initial sales charges retained by CMD	60	25	60
Aggregate contingent deferred sales charge (“CDSC”) on Fund redemptions retained by CMD	0	0	0

	Class B Shares
	Year ended November 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$73	$68	$108

	Class C Shares
	Year ended November 30,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$1	$0	$2

12b-1 Plan, CDSCs and Conversion of Shares

The Fund offers four classes of shares—Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CMD monthly a service fee at an annual rate of 0.20% of net assets attributed to Class A, B and C shares. The Fund also pays CMD monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. CMD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CMD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (“FSFs”) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD’s expenses, CMD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund’s shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund’s assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund’s shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to the Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

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Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs and initial sales charges are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CMD relating to the Fund for the fiscal year ended November 30, 2006 were:

	Class A Shares	Class B Shares	Class C Shares
Fees to FSFs	$3,402	$122	$86
Cost of sales material relating to the Fund (including printing and mailing expenses)	23	1	1
Allocated travel, entertainment and other promotional expenses (including advertising)	125	5	7

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Fund’s custodian. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the Fund’s independent registered public accounting firm, providing audit and tax return services and assistance and consultation in connection with various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP.

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STATEMENT OF ADDITIONAL INFORMATION

PART 2

The following information applies generally to most funds advised by the Advisor. “Funds” include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust (each a “Trust” and together, the “Trusts”). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund’s Prospectus and to Part 1 of this Statement of Additional Information (“SAI”) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund’s investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor’s decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as “portfolio turnover” and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund’s investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other mutual funds. The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund’s portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund’s portfolio.

Short Sales

A Fund’s short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody’s or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor’s credit analysis of lower-rated debt securities may have a greater impact on the Fund’s achievement of its investment goal; and

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4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company’s capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund’s custodian or by a sub-custodian or depository. See also “Foreign Currency Transactions” below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain (PFIC tax) related to the investment. This “excess distribution” will be allocated over the Fund’s holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the “excess distribution” allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See “Taxes” below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds (“ETFs”). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

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The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (“Zeros”)

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (“Steps”)

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (“PIK”) Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker’s acceptances are used to finance the import, export or storage of goods and are “accepted” when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

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Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, “U.S. Government obligations”) that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund’s investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities (“STRIPS”) are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund’s assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a

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segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) Paper”). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund’s limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their “face value,” and may include stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds’ Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are “Municipal Securities” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

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The two principal classifications of Municipal Securities which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent such NRSRO’s opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate “issuer” as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain

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private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in “private activity bonds,” the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

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Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments (“When-Issued” and “Delayed Delivery” Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments” and “when-issued securities”) if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including “collateralized mortgage obligations” (CMOs) and “real estate mortgage investment conduits” (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by

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mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security’s life) and decrease as interest rates rise (effectively lengthening the security’s life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under “Lower Rated Debt Securities” and “Mortgage-Backed Securities.” In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates

Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly “disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Fund’s present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition,

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if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund’s ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

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If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (“OTC”) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s Prospectus) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events – such as volume in excess of trading or clearing capability – were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund’s ability to realize its profits or limit its losses.

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Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.”

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

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Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

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Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

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Fund’s portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security a basket of securities or an index.

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The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Funds may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See “Taxes” for information on tax risks associated with equity swaps.

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Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

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Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute ‘‘cover’’ for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community’s European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

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There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust’s Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations

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are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund’s Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

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Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor’s opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts (“GICs”), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts (“BICs”) issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

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Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company’s common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company’s common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as “Structured Yield Product Exchangeable for Stock” (“STRYPES”), “Trust Automatic Common Exchange Securities” (“TRACES”), “Trust Issued Mandatory Exchange Securities” (“TIMES”), “Trust Enhanced Dividend Securities” (“TRENDS”) and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund’s investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts (“GDRs”) are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds’ respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund’s net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities (“U.S. Government Securities”), high quality commercial paper (rated A-1 or better by S&P or

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P-1 or better by Moody’s), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

The following discussion of U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Shareholders should consult their own tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, each Fund is treated as a separate entity for federal income tax purposes under the Code. Each Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify for the special tax treatment accorded a “regulated investment company” and its shareholders, a Fund must (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable, ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. In addition, for purposes of meeting the diversification requirement described in (b) above, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Finally, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company that is accorded special tax treatment, a Fund generally will not be subject to any federal income taxes on its investment company taxable income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. A Fund’s foreign-source income, if any, may be subject to foreign withholding taxes. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as “qualified dividend

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income,” as described below. Some portions of distributions taxed at the fund level might be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the underdistributed amounts. For these purposes, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Dividends Received Deductions. Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Return of Capital Distributions. If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

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Fund Distributions. For federal income tax purposes, distributions from a Fund of investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in the Fund. In general, any distributions taxable as long-term capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether received in cash or reinvested in Fund shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Qualified Dividend Income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Funds that invest substantially in bonds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by a Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than those properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will qualify to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Funds’ taxable year, it has at least 50% of its total assets invested in obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends will be treated as interest excludable from shareholders’ gross income for federal tax purposes (but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

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Income from certain “private activity bonds” issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If a Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation’s alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund’s ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its “stated redemption price” (in the case of a bond with original issue discount, its “revised issue price”).

Gains realized by a Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from a Fund. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users, as further defined in the Code. Income derived from the Fund’s investments other than tax-exempt instruments may give rise to taxable income. The Fund’s shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of exempt-interest dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of Fund shares will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term,

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capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are advised to consult with their tax advisors to determine the applicability of these regulations with regard to their individual circumstances.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax. However, it may apply to distributions that are properly designated as exempt-interest dividends. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, such foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. A Fund’s investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

In particular, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

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Finally, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Higher-Risk Securities. Certain Funds may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Certain Investments in REITs. Certain Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of regulated investment companies, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Foreign Currency-Denominated Securities and Related Hedging Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Certain hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) may produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes; however if more than 50% of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

PFICs. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICS cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains and, to the extent allowed, losses as ordinary income) or to treat the passive foreign investment company as a “qualified electing fund” (a “QEF election”). In this case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax-Exempt Shareholders. Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. A charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

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Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Real Estate Funds. Special tax rules apply to distributions that a Fund that is a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a regulated investment company (“RIC”) and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the shorter of the period during which the corporation held such interest and the previous five-year period) “U.S. real property interests” (“USRPIs”) (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the shorter of the period during which the person held such stock and the previous five-year period and (ii) a RIC’s interests in domestically controlled REITs and other RICs. Before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of whose stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or RIC.

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Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a RIC during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the 61 day period beginning 30 days preceding the distribution must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. These rules also apply in the case of “substitute dividend payments” (for example, on stock loans). In addition, the Treasury Department is authorized to promulgate regulations to apply these principles in the case of any other similar payments to prevent evasion of the new rules.

Additional Considerations for Non-U.S. Shareholders. Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, exempt—interest dividends or Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividends that is a USRPI Distribution.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Large Cap Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a “present interest” that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return (Form 709) on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the federal gift tax annual exclusion, which in 2007 is $12,000, or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan. The donor and his or her spouse may elect “gift splitting” for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the donor’s gift as having been made one-half by each of them. Under the Columbia Advantage Plan, gift splitting would allow a donor’s gift of up to $24,000 to quality for the federal gift tax annual exclusion.

Under the Columbia Gift Plan, the entire amount of the gift will be a “future interest” for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of Trust Shares, exceed the federal gift tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

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Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor’s federal gift and estate tax exemption (if any) that would otherwise be available for future gifts or transfers at death.

The donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes. If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the “GST tax”) unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the “GST exemption”), equal to $2,000,000 in 2007, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (45% for gifts made in 2007) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes. The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for federal income tax purposes, as the “owner” of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the “owner” of all of the Fund shares in the account for federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal federal income tax return. The trust will not pay federal income taxes on any of the trust’s income or capital gains. The trustee will prepare and file the federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year. If the beneficiary is under eighteen years of age, these amounts may be subject to federal income taxation at the marginal rate applicable to the beneficiary’s parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust’s income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust’s ordinary income and short-term capital gains and the trust’s long-term capital gains equal to the highest marginal federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust’s income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any federal or state income taxes by redeeming Fund shares. The beneficiary will not pay federal income taxes on any of the trust’s income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year.

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When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary’s estate will have a basis equal to the value of the shares at the beneficiary’s death (or the alternate valuation date for federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR Due to the complexity of federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC (“Columbia Advisors” or “CMA” or the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC (“CMG”), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is an indirect, wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

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Trustees and Officers (this section applies to all of the Funds)

Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees

Thomas C. Theobald (Born 1937)	Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004.	75	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955)	Trustee	1996	Independent business executive since May, 2006; Executive Vice President — Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001.	75	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees

Janet Langford Kelly (Born 1957)	Trustee	1996	Deputy General Counsel — Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006; Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003.	75	None

Richard W. Lowry (Born 1936)	Trustee	1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).	75	None

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Disinterested Trustees

Charles R. Nelson (Born 1942)	Trustee	1981	Professor of Economics, University of Washington since January, 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington since September, 1980; Associate Editor, Journal of Money Credit and Banking since September, 1993; consultant on econometric and statistical matters.	75	None

John J. Neuhauser (Born 1943)	Trustee	1985	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005.	75	None

Patrick J. Simpson (Born 1944)	Trustee	2000	Partner, Perkins Coie L.L.P. (law firm).	75	None

Thomas E. Stitzel (Born 1936)	Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst.	75	None

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Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Anne-Lee Verville (Born 1945)	Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	75	None

Interested Trustee

William E. Mayer(3) (Born 1940)	Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February, 1999, Dean and Professor, College of Business, University of Maryland, 1992 to 1997.	75	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing).

(1)	The date shown is the earliest date on which a trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

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Name, Year of Birth and Address	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957)	President	2004	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July, 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Fund Controller from October, 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Vice President of the Adviser from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Marybeth C. Pilat (Born 1968)	Assistant Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April, 2005; Partner, Goodwin Procter LLP (law firm) prior to April, 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; and Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March, 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February, 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April, 2002; Assistant Vice President of Taxes and Distributions of the Advisor from 2001 to April, 2002.

Each of the Trust’s Trustees and officers hold comparable positions with certain other funds of which the Advisor or an affiliate is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders’ meeting in 2005, and will hold a shareholders’ meeting at least once every five years thereafter to elect Trustees.

Trustee Positions

As of December 31, 2006, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

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General

The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committees, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (“Declaration”) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the “Agreement”), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See “Fund Charges and Expenses” in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform certain administrative services for the Funds.

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The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Large Cap Growth Fund’s Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS’s fee is described in the Class E and Class F Prospectuses of the Columbia Large Cap Growth Fund.

The Pricing and Bookkeeping Oversight and Services Arrangements

The Advisor monitors, budgets and approves Fund expenses, provides oversight of the performance by State Street Bank and Trust Company (“State Street”) of accounting and financial reporting services, and provides services related to the Sarbanes-Oxley Act of 2002 pursuant to a Pricing and Bookkeeping Oversight and Services Agreement. State Street provides (i) financial reporting services, such as the preparation of the Fund’s financial information for shareholder reports and SEC filings pursuant to a Financial Reporting Services Agreement and (ii) accounting services, including but not limited to, the recording of general ledger entries and the calculation of daily expenses and income pursuant to an Accounting Services Agreement. See “Fund Charges and Expenses” in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options (“other instruments”). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

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A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking “best execution” (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

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The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor’s policy generally to seek best execution, which is to place the Funds’ transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm’s general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor’s expenses. In the Advisor’s opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor’s overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund’s portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

CMD is the principal underwriter of the Trust’s shares. CMD has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket

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expenses. See “Fund Charges and Expenses” in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days’ notice by the Fund to CMS or generally by 6 months’ notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

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The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Fund Information. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings by the Funds, CMA and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds’ website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit CMA and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of funds and include variations tailored to the different categories of funds. Under this tailored approach, some of the provisions described here do not apply to Funds covered by this SAI. CMA has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures. The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. This information is available on the Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For money market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

Certain Funds shall also disclose their largest holdings, as a percent of the Funds’ portfolios, as of month-end on their website generally within 15 calendar days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.

The scope of the information provided pursuant to the Funds’ policies relating to each Fund’s portfolio that is made available on the website may change from time to time without prior notice.

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The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

With respect to the variable insurance trusts, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Funds, CMA and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds’ website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.

Other Disclosures. The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds’ chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds’ sub-advisers, the Funds’ independent registered public accounting firm, legal counsel, financial printers, the Funds’ proxy solicitor, the Funds’ proxy voting service provider, and rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds’ chief executive officer. These special arrangements are the following:

Identity of Recipient	Compensation/ Consideration Received	Conditions/ Restrictions on Use of Information	Frequency of Disclosure
Electra Information Systems	None	Use of holdings information for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Vendor uses to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access to holdings granted solely for the purpose of testing back office conversion of trading systems.	Real time

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Identity of Recipient	Compensation/ Consideration Received	Conditions/ Restrictions on Use of Information	Frequency of Disclosure
ING Insurance Company	None	Access to holdings granted for specific Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis	None	Glass-Lewis receives holdings information in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	CMS Bondedge is the vendor for an application used by CMA’s Fixed Income Portfolio Management team as an analytical and trading tool. CMS Bondedge may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

Linedata Services, Inc.	None	Linedata is the software vendor for the LongView Trade Order Management System. Linedata may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

JP Morgan	None	JP Morgan provides the High Yield team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Vendor uses to facilitate writing, publishing, and mailing Fund shareholder reports and communications including shareholder letter and management’s discussion of fund performance.	Quarterly

Data Communique	None	Vendor uses to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Evare obtains account information for purposes of standardizing and reformatting data according to CMA’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	FactSet provides quantitative analytics, charting and fundamental data to CMA. FactSet requires holdings information to provide the analytics.	Daily

RR Donnelly/WE Andrews	None	Printers for the Funds’ prospectuses, supplements, SAIs, fact sheets, brochures.	Monthly

Merrill and Bowne	None	Printers for the Funds’ prospectuses, supplements, and SAIs.	Monthly

Merrill Corporation	None	Provides fulfillment of the Funds’ prospectuses, supplements, SAIs, and sales materials.	Monthly

Citigroup	None	Citigroup is the software vendor for Yield Book, an analytic software program. CMA uses Yield Book to perform ongoing risk analysis and management of certain fixed income funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Provides portfolio characteristics to assist in performance reviews and reporting.	Monthly

Cogent Consulting	None	Facilitates the evaluation of commission rates and provides flexible commission reporting.	Daily

Moody’s Investors Services	None	Vendor uses to maintain ratings for certain money market funds.	Monthly

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DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of trading on the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund’s redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust’s Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund’s NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust’s Board of Trustees.

(The following two paragraphs are applicable only to Columbia Greater China Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund’s NAV is not calculated.

The calculation of the Fund’s NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund’s portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund’s NAV is calculated) will not be reflected in the Fund’s calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund’s NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund’s shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust’s Trustees have adopted procedures intended to stabilize a money market

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fund’s NAV per share at $1.00. If a money market fund’s market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust’s Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio’s maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust’s Trustees to present minimal credit risk.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day’s transactions. If the FSF fails to transmit before the Fund processes that day’s transactions, the customer’s entitlement to that day’s closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund’s shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD’s commission is the sales charge shown in the Fund’s Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application (“Application”), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser’s bank or checkwriting privilege checks for which there are insufficient funds in a shareholder’s account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder’s agent whenever it receives instructions to carry out a transaction on the shareholder’s account. Upon receipt of instructions that shares are to be purchased for a shareholder’s account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under “How to Sell Shares” in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

ADDITIONAL INVESTOR SERVICING PAYMENTS

The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to

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shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (“additional shareholder services”). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trust’s Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See “Additional Financial Intermediary Payments” for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

As described above and in the section 12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares, financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under “Investor Servicing Payments”. For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in “Additional Investor Servicing Payments”. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading “Fees and Expenses” in the Fund’s prospectus.

Marketing Support Payments

CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management

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representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Money Market Funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in the Fund.

As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.

AIG Advisor Group

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Banc of America Securities LLC

Bank of America, N.A.

Bank of New York

Bear Stearns Securities Corporation

BMO Nesbitt Burns

Brown Brothers Harriman & Co.

Chicago Mercantile Exchange

Citicorp Investment Services

Commonwealth Financial Network

Custodial Trust Company

FAS Corp.

Ferris Baker Watts

Fidelity Brokerage Services LLC

FinancialOxygen, Inc.

Genworth Financial, Inc.

Goldman, Sachs & Co.

Harris Corporation

Huntington Capital Corp.

Independent Financial Markets Group, Inc.

ING Group

J.J.B. Hilliard, W.L. Lyons, Inc.

Lincoln Financial Advisors Corp.

Linsco/Private Ledger Corp. (LPL)

Mellon Financial Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market One

Morgan Stanley DW Inc.

National Financial Services LLC

Pershing LLC

PNC Bank, N.A.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

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Security Benefit Life Insurance Company

SEI Investments Distribution Company

SVB Securities

Summit Bank

Sungard Institutional Brokerage Inc.

Sun Life Assurance Company of Canada

TIAA-CREF Life Insurance Company

Transamerica Corporation

UBS Financial Services Inc.

US Bank Trust

Wachovia Securities LLC

Webster Investment Services, Inc.

Wells Fargo Funds Management, LLC

Wells Fargo Corporate Trust Services

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Investor Servicing Payments

CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see “Additional Investor Servicing Payments”) and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC

Administrative Management Group

ADP Retirement Services

Ameriprise Financial Services, Inc.

AST Trust Company

Benefit Plan Administrators

Bisys Retirement Services

Ceridian Retirement Plan Services

Charles Schwab & Co.

Citigroup Global Markets Inc.

CitiStreet LLC

City National Bank

Compensation & Capital Administrative Services, Inc

CompuSys Erisa Group of Companies

CPI Qualified Plan Consultants, Inc.

Crown Point Trust Company

Daily Access Corporation

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Digital Retirement Solutions

ExpertPlan

Fidelity Investments Institutional Operations Co.

Fiserv Trust Company

Great West Life & Annuity Co

GWFS Equities, Inc.

Hartford Life Insurance Company

Hewitt Associates LLC

Invesmart, Inc.

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JP Morgan Retirement Plan Services LLC

Lincoln Financial Group

Massachusetts Mutual Life Insurance Company

Matrix Settlement & Clearance Services

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MFS Retirement Services, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley DW Inc.

National Investor Services Corp.

Nationwide Investment Services

New York State Deferred Compensation Board

NYLIFE Distributors LLC

PNC Advisors

Princeton Retirement Group

RBC Dain Rauscher Inc.

Stanton Trust

Sungard Investment Products, Inc.

The 401k Company

T. Rowe Price Group, Inc.

The Gem Group, L.P.

The Principal Financial Group

The Vanguard Group, Inc.

Trustlynx

Unified Trust Company, N.A.

Union Bank of California, N.A.

Upromise Investments, Inc.

Valic Retirement Services

Wachovia Securities, LLC

Wells Fargo Bank, N.A.

Wells Fargo Funds Management, LLC

Wilmington Trust Corporation

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other

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employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund’s shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See “Programs For Reducing or Eliminating Sales Charges” below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the “Services Plan”) pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund. Such services are provided to the institution’s customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund’s administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution’s customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers.

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Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution (“Service Organization”) relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not “interested persons” of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds’ service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds’ arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

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Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder’s bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder’s existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1.	the current purchase; and

2.	the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent (“Statement”). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder’s FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1.

Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the

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Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds’ Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

Banks, trust companies and thrift institutions, acting as fiduciaries.

2.	Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

(For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3.	Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4.	Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5.	Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6.	Reorganizations. At the Fund’s discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7.	Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8.	Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

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Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account’s value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under “How to Sell Shares — Systematic Withdrawal Plan.”

3.	Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6.	Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

7.	Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8.	Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9.	Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10.	IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

11.	Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12.	Plans of Reorganization. At the Funds’ discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

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13.	Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14.	The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder’s FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund’s shares are valued to receive that day’s price, FSF’s are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan (“SWP”). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder’s investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder’s investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder’s account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder’s account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder’s account balance is less than the shareholder’s base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder’s income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder’s FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder’s account.

A Fund may terminate a shareholder’s SWP if the shareholder’s account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

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Shareholders whose positions are held in “street name” by certain FSFs may not be able to participate in a SWP. If a shareholder’s Fund shares are held in “street name,” the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in “street name” must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund’s shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day’s closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the “Bank”). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank’s rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder’s open account, the check will be returned marked “insufficient funds” and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund’s net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a “contingent deferred sales charge.” An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund’s average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund’s average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

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Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

Amount of Transaction	Reallowance to Dealers As A % of Offering Price Per Share - Bond Funds	Reallowance to Dealers As A % of Offering Price Per Share - Equity Funds
Less than $50,000	4.25	5.00

$50,000 but less than $100,000	3.75	3.75

$100,000 but less than $250,000	2.75	2.75

$250,000 but less than $500,000	2.00	2.00

$500,000 but less than $1,000,000	1.75	1.75

$1,000,000 and over	0.00	0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation’s affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.00

Through second year	4.00

Through third year	3.00

Through fourth year	3.00

Through fifth year	2.00

Through sixth year	1.00

Longer than six years	None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

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The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.50

Through second year	5.00

Through third year	4.00

Through fourth year	3.00

Through fifth year	2.00

Through sixth year	1.00

Through the seventh year	None

Longer than seven years	None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See “Class T Shares.” The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor’s Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates —(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor’s Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

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Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges (“CDSCs”) and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

Holding Period After Purchase	% Deducted When Shares Are Sold
Through first year	5.00

Through second year	4.00

Through third year	3.00

Through fourth year	3.00

Through fifth year	2.00

Through sixth year	1.00

Longer than six years	0.00

Automatic conversion to Class A shares occurs eight years after purchase.

Purchases in excess of $50,000 are no longer accepted for Class B shares.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder’s election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (“include Funds”) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (“exclude Funds”) will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

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By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders’ right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

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At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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APPENDIX I

DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB– rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB–rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(–) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody’s may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+’.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery on these securities, and ‘D’ represents the lowest potential for recovery.

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APPENDIX II

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted February 9, 2007

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

MEANS OF ACHIEVING COMPLIANCE

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b)	review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c)	review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d)	ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

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(e)	oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

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IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

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V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

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These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

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COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisitions (the “Mergers”) of International Fund, a series of Excelsior Funds Inc. (“International Fund”), and International Equity Fund, a series of Excelsior Funds Trust (together with International Fund, the “Acquired Funds” and each, an “Acquired Fund”), by Columbia International Growth Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Mergers. As described in the Prospectus/Proxy Statement, each Merger would involve the transfer of all the assets of an Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. [International Fund would be the survivor for accounting purposes.]

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is a Statement of Additional Information of the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Because the Acquiring Fund has not yet begun investment operations, no financial statements are provided for the Acquiring Fund. The audited financial statements for the Acquired Funds incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-1707, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

Appendix A – Statement of Additional Information of the Acquiring Fund

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I
Class A, Class C, Class R and Class Z Shares
STATEMENT OF ADDITIONAL INFORMATION
[ ]
Columbia Blended Equity Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia International Growth Fund
Columbia Select Growth Fund
Columbia Pacific/Asia Fund
Columbia Select Small Cap Fund
Columbia Value and Restructuring Fund
Columbia Bond Fund
Columbia Short-intermediate Bond Fund
Columbia Select Opportunities Fund
Columbia Mid Cap Value and Restructuring Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated [            ].

Copies of the Funds’ current prospectuses and annual and semi–annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

SAI PRIMER
ABOUT THE TRUST
ABOUT THE FUNDS’ INVESTMENTS
Certain Investment Activity Limits
Fundamental and Non–Fundamental Investment Policies
Permissible Investments and Related Risks
Borrowings
Short Sales
Lending Securities
Temporary Defensive Positions
Portfolio Turnover
Disclosure of Portfolio Information
INVESTMENT ADVISORY AND OTHER SERVICES
The Advisor and Investment Advisory Services
The Administrator
Pricing and Bookkeeping Services
The Principal Underwriter/Distributor
Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest
Other Services Provided
Distribution and Servicing Plans
Codes of Ethics
Proxy Voting Policies and Procedures
FUND GOVERNANCE
The Board
The Officers
BROKERAGE ALLOCATION AND OTHER PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Brokerage Commissions
Directed Brokerage
Securities of Regular Broker/Dealers
Additional Shareholder Servicing Payments
Additional Financial Intermediary Payments
CAPITAL STOCK AND OTHER SECURITIES
Description of the Trust’s Shares
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase and Redemption
Offering Price
TAXATION
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
APPENDIX A — DESCRIPTION OF SECURITY RATINGS A–1
APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES B–1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Blended Equity Fund	Columbia Blended Equity Fund

Board	The Trust’s Board of Trustees

Bond Fund	Columbia Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j–1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N–1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b–1 under the 1940 Act for the distribution of the Funds’ shares

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International Growth Fund	Columbia International Growth Fund

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Select Growth Fund	Columbia Select Growth Fund

Select Opportunities Fund	Columbia Select Opportunities Fund

Select Small Cap Fund	Columbia Select Small Cap Fund

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short-intermediate Bond Fund	Columbia Short-intermediate Bond Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Value and Restructuring Fund	Columbia Value and Restructuring Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 as of September 30, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. [[Each of the Funds is a “diversified” fund]]. Prior to [            ], each Fund, except for the Select Opportunities Fund and Mid Cap Value and Restructuring Fund, was organized as a series of Excelsior Funds, Inc. (the “Predecessor Funds”). Prior to [            ], the Select Opportunities Fund and Mid Cap Value and Restructuring Fund were organized as series of Excelsior Funds Trust (each, also a “Predecessor Fund”). The information provided for these Funds in this SAI for periods prior to [            ] relates to the Predecessor Funds. On [        ], the Funds acquired the assets and assumed the liabilities of the respective Predecessor Fund.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non–Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non–Fundamental Investment Policies

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Blended Equity Fund	Emerging Markets Fund	Energy and Natural Resources Fund	International Growth Fund	Select Growth Fund	Pacific/Asia Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable– and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

Investment Type	Select Small Cap Fund	Value and Restructuring Fund	Bond Fund	Short- intermediate Bond Fund	Select Opportunities Fund	Mid Cap Value and Restructuring Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable– and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, a Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by a Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment advisor to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month end is posted approximately the fifth business day after such month end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month end on their website, generally within 15 calendar days after such month end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

Investor Tools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

I NG Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder or.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide. The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Because the Funds are newly formed funds that have yet to commence operations, no advisory fee has been paid by the Funds as of the date of this Statement of Additional Information.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Blended Equity Fund
Emerging Markets Fund
Energy and Natural Resources Fund
International Growth Fund
Select Growth Fund
Pacific/Asia Fund
Select Small Cap Fund
Value and Restructuring Fund
Bond Fund
Short-intermediate Bond Fund
Select Opportunities Fund
Mid Cap Value and Restructuring Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager (Fund(s))	Primary Benchmark(s)	Peer Group

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of              compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of the date of this SAI.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles Other accounts		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of the date of this SAI.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles Other accounts		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Ownership of Securities

Because the Funds are newly formed and have yet to commence operations, the portfolio managers do not beneficially own any shares of the Funds as of the date of this SAI.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Blended Equity Fund
Emerging Markets Fund
Energy and Natural Resources Fund
International Growth Fund
Select Growth Fund
Pacific/Asia Fund
Select Small Cap Fund
Value and Restructuring Fund
Bond Fund
Short-intermediate Bond Fund
Select Opportunities Fund
Mid Cap Value and Restructuring Fund

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Because the Funds are newly formed and have yet to commence operations, no administration fees have been paid as of the date of this SAI.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

The Funds have entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective January 1, 2008, each Fund reimburses Columbia Management Advisors, LLC only for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Pricing and Bookkeeping Fees Paid

Because the Funds are newly formed and have yet to commence operations, no pricing and bookkeeping fees have been paid as of the date of this SAI.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

Because the Funds are newly formed and have yet to commence operations, no commissions and other compensation has received by the Distributor from the Funds as of the date of this SAI.

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective The Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. The Funds also reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Because the Funds are newly formed and have yet to commence operations, no transfer agency fees have been paid as of the date of this SAI.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Predecessor Funds dated March 31, 2007, and the unaudited financial statements included in the Semi-annual Reports to Shareholders of the Acquired Funds dated September 30, 2007, are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, each Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to its Class A, Class B and Class C shares. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. [[The Funds also pay the Distributor a monthly distribution fee at an annual rate of 0.10% of the average daily net assets attributed to Class A shares. [            ] Fund pays the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets attributed to its Class R shares. At this time, the Board limits distribution fees under the Distribution Plan for Class A shares to an annual rate of 0.25% of the average daily net assets attributed to Class A shares. ]]

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Because the Funds are newly formed and have yet to commence operations, no distribution and service fees have been paid as of the date of this SAI.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended [        ] will be available by [    ] free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders.

The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant oneconometric and statistical matters	68	None

John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

William E. Mayer * (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid Cap Value, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund*	Aggregate Compensation from the Emerging Markets Fund*	Aggregate Compensation from the Energy and Natural Resources Fund*	Aggregate Compensation from the International Growth Fund*	Aggregate Compensation from the Select Growth Fund*	Aggregate Compensation from the Pacific/Asia Fund*
Thomas C. Theobald	-	-	-	-	-	-
Douglas A. Hacker	-	-	-	-	-	-
Janet Langford Kelly	-	-	-	-	-	-
Richard W. Lowry	-	-	-	-	-	-
Charles R. Nelson	-	-	-	-	-	-
John J. Neuhauser	-	-	-	-	-	-
Patrick J. Simpson	-	-	-	-	-	-
Thomas E. Stitzel	-	-	-	-	-	-
Anne-Lee Verville	-	-	-	-	-	-
Richard L. Woolworth	-	-	-	-	-	-

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Independent Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Select Small Cap Fund*	Value and Restructuring Fund*	Bond Fund*	Short- intermediate Bond Fund*	Select Opportunities Fund*	Mid Cap Value and Restructuring Fund*	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 20076(a)
Thomas C. Theobald	-	-	-	-	-	-	[ ]
Douglas A. Hacker	-	-	-	-	-	-	[ ]
Janet Langford Kelly	-	-	-	-	-	-	[ ]
Richard W. Lowry	-	-	-	-	-	-	[ ]
Charles R. Nelson	-	-	-	-	-	-	[ ]
John J. Neuhauser	-	-	-	-	-	-	[ ]
Patrick J. Simpson	-	-	-	-	-	-	[ ]
Thomas E. Stitzel	-	-	-	-	-	-	[ ]
Anne-Lee Verville	-	-	-	-	-	-	[ ]
Richard L. Woolworth	-	-	-	-	-	-	[ ]

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Interested Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund	Aggregate Compensation from the Emerging Markets Fund	Aggregate Compensation from the Energy and Natural Resources Fund	Aggregate Compensation from the International Growth Fund	Aggregate Compensation from the Select Growth Fund	Aggregate Compensation from the Pacific/Asia Fund
William E. Mayer	-	-	-	-	-	-

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Interested Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Select Small Cap Fund	Value and Restructuring Fund	Bond Fund	Short- intermediate Bond Fund	Select Opportunities Fund	Mid Cap Value and Restructuring Fund	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
William E. Mayer	-	-	-	-	-	-	[ ]

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry	Charles R. Nelson	John J. Neuhauser
Blended Equity Fund	*	*	*	*	*
Emerging Markets Fund	*	*	*	*	*
Energy and Natural Resources Fund	*	*	*	*	*
International Growth Fund	*	*	*	*	*
Select Growth Fund	*	*	*	*	*
Pacific/Asia Fund	*	*	*	*	*
Select Small Cap Fund	*	*	*	*	*
Value and Restructuring Fund	*	*	*	*	*
Bond Fund	*	*	*	*	*
Short-intermediate Bond Fund	*	*	*	*	*
Select Opportunities Fund	*	*	*	*	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]	[ ]	[ ]	[ ]	[ ]

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	Patrick J. Simpson	Thomas E. Stitzel	Thomas C. Theobald	Anne-Lee Verville	Richard L. Woolworth
Blended Equity Fund	*	*	*	*	*
Emerging Markets Fund	*	*	*	*	*
Energy and Natural Resources Fund	*	*	*	*	*
International Growth Fund	*	*	*	*	*
Select Growth Fund	*	*	*	*	*
Pacific/Asia Fund	*	*	*	*	*
Select Small Cap Fund	*	*	*	*	*
Value and Restructuring Fund	*	*	*	*	*
Bond Fund	*	*	*	*	*
Short-intermediate Bond Fund	*	*	*	*	*
Select Opportunities Fund	*	*	*	*	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]	[ ]	[ ]	[ ]	[ ]

* Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2006

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	William E. Mayer
Blended Equity Fund	*
Emerging Markets Fund	*
Energy and Natural Resources Fund	*
International Growth Fund	*
Select Growth Fund	*
Pacific/Asia Fund	*
Select Small Cap Fund	*
Value and Restructuring Fund	*
Bond Fund	*
Short-intermediate Bond Fund	*
Select Opportunities Fund	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005. J. Kevin Connaughton (Born 1964) Senior Vice President, Chief Financial Officer and Treasurer 2000 Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

Because the Funds are newly formed and have yet to commence operations, no brokerage commissions have been paid by the Funds as of the date of this SAI. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor. Because the Funds are newly formed and have yet to commence operations, no Fund directed brokerage transactions as of the date of this SAI.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family. Because the Funds are newly formed and have yet to commence operations, the Funds do not own any securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007 the Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•	ABR Retirement Plan Services, Inc.
•	Acclaim Benefits, Inc.
•	ACS HR Solutions LLC
•	ADP Retirement Services
•	American Century Investments

•	Ameriprise Financial Services, Inc.
•	AMG Service Corp.
•	AST Trust Company
•	Benefit Plan Administrators
•	Bisys Retirement Services
•	Ceridian Retirement Plan Services
•	Charles Schwab & Co.
•	Citigroup Global Markets Inc.
•	CitiStreet LLC
•	City National Bank
•	CNA Trust Corporation
•	Compensation & Capital Administrative Services, Inc.
•	CompuSys Erisa Group of Companies
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edgewood Services, Inc.
•	E*Trade Group, Inc.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	Fiserv Trust Company
•	Great West Life & Annuity Co.
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	Invesmart, Inc.
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Financial Group
•	Linsco/Private Ledger Corp.
•	M&T Securities, Inc.
•	Marquette Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	National Deferred Compensation, Inc.
•	National Investor Services Corp.
•	Nationwide Investment Services
•	New York State Deferred Compensation, Inc.
•	NYLife Distributors LLC
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	RBC Dain Rauscher Inc.
•	Robert W. Baird & Co., Inc.
•	Strong Funds Distributors, Inc.
•	The 401k Company
•	T. Rowe Price Group, Inc.
•	The Gem Group, L.P.
•	The Principal Financial Group
•	The Vanguard Group, Inc.
•	Unified Trust Company, N.A.
•	Wachovia Securities, LLC

•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wespac Plan Services, Inc.
•	Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•	A.G. Edwards & Sons, Inc.
•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.
•	AXA Advisors, LLC
•	Banc of America Securities LLC
•	Banc One Investment Group, LLC
•	Bank of America, N.A.
•	Bank of New York
•	Bear Stearns Securities Corporation
•	BMO Capital Markets Corp.
•	Brown Brothers Harriman & Co.
•	Chicago Mercantile Exchange
•	Citibank, N.A.
•	Citicorp Investment Services
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Custodial Trust Company
•	FAS Corp.
•	Fidelity Brokerage Services, Inc.
•	Genworth Financial, Inc.
•	Goldman, Sachs & Co.
•	Harris Corporation
•	Huntington Capital Corp.
•	ING Group
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Mellon Financial Markets, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Money Market One
•	Morgan Stanley & Co. Incorporated.
•	National Financial Services LLC
•	Pershing LLC
•	PNC Bank, N.A.
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	Raymond James Financial Services, Inc.
•	Security Benefit Life Insurance Company
•	SEI Investments Inc.
•	State Street Global Markets, LLC

•	SVB Securities
•	SunGard Institutional Brokerage Inc.
•	Sun Life Assurance Company of Canada
•	TIAA–CREF Life Insurance Company
•	Transamerica Corporation
•	UBS Financial Services Inc.
•	US Bank National Association
•	Wachovia Securities LLC
•	Webster Investment Services, Inc.
•	Wells Fargo Fund Management LLC
•	Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class T Shares	Class Z Shares
Blended Equity Fund	X		X			X
Emerging Markets Fund	X		X			X
Energy and Natural Resources Fund	X		X			X
International Growth Fund	X		X			X
Select Growth Fund	X		X	X		X
Pacific/Asia Fund	X		X			X
Select Small Cap Fund	X		X	X		X
Value and Restructuring Fund	X		X	X		X
Bond Fund	X		X	X		X
Short-intermediate Bond Fund	X		X			X
Select Opportunities Fund	X		X			X
Blended Equity Fund	X		X			X

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-law’s and mother-in-law’s.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

•	Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund.

•

This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.

However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.

Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than 15% interests in publicly traded classes of stock in REITs.

In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected’ with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a capital gain dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than 15% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations. In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Blended Equity Fund	[ ]	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]	[ ]
Energy and Natural Resources Fund	[ ]	[ ]	[ ]
International Growth Fund	[ ]	[ ]	[ ]
Select Growth Fund	[ ]	[ ]	[ ]
Pacific/Asia Fund	[ ]	[ ]	[ ]
Select Small Cap Fund	[ ]	[ ]	[ ]
Value and Restructuring Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]
Short-intermediate Bond Fund	[ ]	[ ]	[ ]
Select Opportunities Fund	[ ]	[ ]	[ ]
Blended Equity Fund	[ ]	[ ]	[ ]

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Blended Equity Fund	[ ]	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]	[ ]
Energy and Natural Resources Fund	[ ]	[ ]	[ ]
International Growth Fund	[ ]	[ ]	[ ]
Select Growth Fund	[ ]	[ ]	[ ]
Pacific/Asia Fund	[ ]	[ ]	[ ]
Select Small Cap Fund	[ ]	[ ]	[ ]
Value and Restructuring Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]
Short-intermediate Bond Fund	[ ]	[ ]	[ ]
Select Opportunities Fund	[ ]	[ ]	[ ]
Blended Equity Fund	[ ]	[ ]	[ ]

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP–1. Notes rated SP–1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP–1+.

SP–2. Notes rated SP–2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A–1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A–1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F–1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (–): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F–1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F–1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F–1+.

F–2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F–1+ and F–1 ratings.

F–3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F–S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable Established regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	• Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	• Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

•

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.\

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

•	CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer1?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group 2?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

1 Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

2 Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

                FOR

                AGAINST

                WITHHOLD

                ABSTAIN

Brief

rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

Appendix B—Pro Forma Financial Statements

B-1

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

		Columbia	Pro Forma Adjustments		Columbia
	International Equity Fund	International Growth Fund			International Growth Fund
	Acquired Fund	Acquiring Fund			Pro Forma Combined
Assets:
Investments, at identified cost	$50,868,918	$545,037,487			$595,906,405

Investments, at value	$71,680,672	$723,836,401			$795,517,073
Cash	9,448	87,509			96,957
Foreign currency (cost $17,737 and 212,075, respectively)	212,988	2,630,389			2,843,377
Receivable for:
Investments sold	535,572	5,572,706			6,108,278
Fund shares sold	9,500	368,732			378,232
Dividends	162,072	1,554,660			1,716,732
Interest	64	5,761			5,825
Expense reimbursement due from Investment	17,266	—			17,266
Foreign tax reclaims	38,806	301,854			340,660
Prepaid expenses	4,046	38,600			42,646

Total Assets	72,670,434	734,396,612			807,067,046

Liabilities:
Payable for:
Investments purchased	811,238	9,993,937			10,805,175
Fund shares repurchased	—	84,437			84,437
Investment advisory fee	58,279	566,487			624,766
Administration fee	6,364	79,192			85,556
Transfer agent fee	—	25,379			25,379
Pricing and bookkeeping fees	3,777	8,070			11,847
Trustees’/Directors’ fees	149	—			149
Audit fee	19,752	14,768			34,520
Custody fee	12,556	95,321			107,877
Legal fee	3,942	—			3,942
Shareholder servicing fee	—	156,841			156,841
Other liabilities	1,682	88,635	75,070	(b)	165,387

Total Liabilities	917,739	11,113,067	75,070		12,105,876

Net Assets	$71,752,695	$723,283,545	$(75,070)		$794,961,170

Net assets consist of:
Par value	$58	$34,880			$34,938
Paid-in capital in excess of par value	55,494,055	567,034,691			622,528,746

Undistributed (distributions in excess of) net investment income	87,583	1,648	(75,070	)(b)	14,161
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,642,556)	(22,605,977)			(27,248,533)
Unrealized appreciation on:
Investments	20,811,754	178,798,914			199,610,668
Foreign currency translations	1,801	19,389			21,190

Net Assets	$71,752,695	$723,283,545	$(75,070	)(b)	$794,961,170

Class Z:
Net assets	$—	$723,283,545	$71,677,625	(b)	$794,961,170
Shares outstanding	—	34,880,218	3,461,297		38,341,515

Net asset value per share (a)	$—	$20.74			$20.73

Institutional Shares:
Net assets	$71,752,695	$—	$(71,752,695)		$—
Shares outstanding	5,789,159	—	(5,789,159)		—

Net asset value per share (a)	$12.39	$—			$—

(a)	Institutional shares class shares of International Equity Fund are exchanged for Class Z shares of Columbia International Growth Fund based on the net asset value per share of Columbia International Growth Fund shares at the time of the merger.

(b)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $75,070 to be borne by Columbia International Growth Fund.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2007 (Unaudited)

		Columbia	Pro Forma Adjustments	Columbia
	International Equity Fund	International Growth Fund		International Growth Fund
	Acquired Fund	Acquired Fund		Pro Forma Combined
Investment Income:
Dividends	$1,376,152	$12,669,392		$14,045,544
Interest	44,637	496,624		541,261
Foreign taxes withheld	(119,087)	(1,102,325)		(1,221,412)

Total Investment Income	1,301,702	12,063,691		13,365,393

Expenses:
Investment advisory fee	694,920	6,345,621	5,814	7,046,355	(a)
Administration fee	136,594	1,263,183	(130,506)	1,269,271	(a)
Shareholder servicing fees:		—		—
Shares	—	1,586,400	175,189	1,761,589	(b)
Institutional Shares	118	—	(118)	—	(b)
Transfer agent fee	9,191	130,180	(8,525)	130,846
Legal and audit fees	33,530	72,245	(31,962)	73,813
Pricing and bookkeeping fees	27,507	33,064	129,048	189,619
Directors’/Trustees’ fees and expenses	18,809	23,511	(18,809)	23,511	(d)
Custody fee	46,459	333,127	(34,304)	345,282	(d)
Other expenses	31,366	106,460	(6,722)	131,104

Total Expenses	998,494	9,893,791	79,105	10,971,390

Fees waived/reimbursed by:				—
Investment Advisor	(223,692)	(288,205)	470,332	(41,565)
Administrator	(11,283)	(92,600)	(248,435)	(352,318)
Custody earnings credit	(2,515)	(7,188)	1,728	(7,975)

Net expenses	761,004	9,505,798	302,730	10,569,532

Net Investment Income	540,698	2,557,893	(302,730)	2,795,861

Net Realized and Unrealized Gain (Loss) on:
Security transactions	9,117,967	50,659,954		59,777,921
Foreign currency transactions	(21,011)	(69,730)		(90,741)

Net realized gain (loss)	9,096,956	50,590,224		59,687,180

Net change in unrealized appreciation (depreciation) on:				—
Investments	5,116,613	76,188,492		81,305,105
Foreign currency translations	(710)	(2,407)		(3,117)

Net change in unrealized appreciation (depreciation)	5,115,903	76,186,085		81,301,988

Net Gain (Loss)	14,212,859	126,776,309		140,989,168

Net Increase Resulting from Operations	$14,753,557	$129,334,202	$(302,730)	$143,785,029

(a)	Based on the contract in effect for International Fund.

(b)	Institutional Shares Class shares of International Equity Fund are exchanged for Class Z shares of Columbia International Growth Fund.

(c)	Reflects the impact of contractual changes to the transfer agent fee structure.

(d)	Reflects elimination of duplicate expenses achieved as a result of the merger.

PRO FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007(Unaudited)

				Columbia		Columbia
	% of Net	International Equity Fund		International Growth Fund		International Growth Fund
	Assets	Acquired Fund		Acquring Fund		Pro Forma Combined
COMMON STOCKS	96.89%
		Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
AUSTRALIA	4.29%
CSL Ltd.		18,300	1,736,354	172,500	16,367,274	190,800	18,103,628
Rio Tinto Ltd.		15,957	1,524,925	151,213	14,450,613	167,170	15,975,538

			3,261,279		30,817,887	357,970	34,079,166

BELGIUM	1.51%
Umicore		4,900	1,169,055	45,400	10,831,652	50,300	12,000,707

CANADA	2.34%
Canadian National Railway Co.		15,400	878,806	186,100	10,619,852	201,500	11,498,658
Glidan Activewear, Inc. (a)		17,000	673,232	162,600	6,439,264	179,600	7,112,496

			1,552,038		17,059,116		18,611,154

CHINA	4.89%
Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)		1,087,000	877,301	10,378,000	8,375,925	11,465,000	9,253,226
Dongfeng Motor Group Co. Ltd., Class H		474,000	413,930	4,754,000	4,151,531	5,228,000	4,565,461
PetroChina Co. Ltd., ADR		6,400	1,184,704	59,400	10,995,534	65,800	12,180,238
Sino-Ocean Land Holdings Ltd. (a)		5,000	7,075	47,000	66,505	52,000	73,580
Sun Hung Kai Properties Ltd. (Hong Kong)		73,000	1,228,058	690,000	11,607,677	763,000	12,835,735

			3,711,068		35,197,172		38,908,240

FINLAND	4.47%
Fortum Oyj		28,500	1,045,588	259,400	9,516,690	287,900	10,562,278
Nokia Oyj		41,700	1,582,246	391,100	14,839,723	432,800	16,421,969
Tietoenator Oyj		35,800	803,012	347,100	7,785,630	382,900	8,588,642

			3,430,846		32,142,043		35,572,889

FRANCE	7.39%
AXA SA		23,300	1,043,475	218,728	9,795,588	242,028	10,839,063
BNP Paribas		7,820	855,788	69,950	7,655,035	77,770	8,510,823
Carrefour S.A.		13,600	952,020	125,056	8,754,107	138,656	9,706,127
Compagnie Generale de		3,404	1,107,048	34,034	11,068,536	37,438	12,175,584
Geophysique-Veritas(a)
Peugeot SA		7,500	620,125	73,000	6,035,879	80,500	6,656,004
Total SA		12,916	1,046,625	120,756	9,785,250	133,672	10,831,875

			5,625,081		53,094,395		58,719,476

GERMANY	6.56%
Adidas AG		18,500	1,212,854	164,100	10,758,348	182,600	11,971,202
Bayerische Motoren Werke AG		15,700	1,010,833	140,200	9,026,673	155,900	10,037,506
Rhoen-Klinikum AG		35,200	1,125,941	320,600	10,255,020	355,800	11,380,961
SGL Carbon AG (a)		6,350	363,110	148,200	8,474,481	154,550	8,837,591

United Internet AG, Registered Shares		41,300	928,478	401,500	9,026,250	442,800	9,954,728

			4,641,216		47,540,772		52,181,988

GREECE	1.13%
Greek Postal Savings Bank		39,000	854,837	369,500	8,099,030	408,500	8,953,867

INDONESIA	1.32%
PT Telekomunikasi Indonesia Tbk, Series B		819,500	991,026	7,838,100	9,478,661	8,657,600	10,469,687

IRELAND	1.16%
Bank of Ireland		49,502	922,724	443,137	8,260,131	492,639	9,182,855

ITALY	2.31%
ENI S.p.A.		27,050	998,896	249,890	9,227,877	276,940	10,226,773
Permasteelisa S.p.A.		30,665	800,495	280,336	7,318,032	311,001	8,118,527

			1,799,391		16,545,909		18,345,300

JAPAN	19.89%
Canon, Inc.		19,200	1,041,895	179,000	9,713,497	198,200	10,755,392
Chiyoda Corp.		45,946	823,513	428,963	7,688,518	474,909	8,512,031
Don Quijote Co. Ltd.		35,600	732,207	340,200	6,997,099	375,800	7,729,306
FANUC Ltd.		11,400	1,157,311	104,500	10,608,684	115,900	11,765,995
FUJIFILM Holdings Corp.		18,700	859,155	181,500	8,338,856	200,200	9,198,011
Fukuoka Financial Group, Inc.		122,000	711,213	1,130,700	6,591,540	1,252,700	7,302,753
Itochu Corp.		70,000	845,066	662,300	7,995,531	732,300	8,840,597
Japan Tobacco, Inc.		70	383,898	700	3,838,981	770	4,222,879
Keyence Corp.		3,500	774,588	32,400	7,170,472	35,900	7,945,060
Kyocera Corp.		11,200	1,044,356	103,600	9,660,294	114,800	10,704,650
Mitsubishi UFJ Financial Group, Inc.		70,000	635,600	640,000	5,811,200	710,000	6,446,800
Nikon Corp.		32,000	1,093,627	276,000	9,432,534	308,000	10,526,161
Nintendo Co., Ltd.		1,900	980,978	17,700	9,138,583	19,600	10,119,561
NTT DoCoMo, Inc.		500	710,721	4,500	6,396,491	5,000	7,107,212
Shin-Etsu Chemical Co. Ltd.		11800	811,834	113,000	7,774,339	124,800	8,586,173
Sumitomo Trust & Banking Co. Ltd.		104,000	783,027	1,027,000	7,732,390	1,131,000	8,515,417
Takeda Pharmaceutical Co. Ltd.		17,200	1,206,252	160,000	11,220,950	177,200	12,427,202
Yamada Denki Co. Ltd.		7,000	689,386	68,300	6,726,437	75,300	7,415,823

			15,284,627		142,836,396		158,121,023

MALAYSIA	0.56%
Tenaga Nasional Berhad		152,100	421,176	1,449,300	4,013,214	1,601,400	4,434,390

MEXICO	2.38%
America Movil SAB de C.V., Series L, ADR		13,400	857,600	153,100	9,798,400	166,500	10,656,000
Cemex SAB de C.V., ADR		20,292	607,137	256,524	7,675,198	276,816	8,282,335

			1,464,737		17,473,598		18,938,335

NETHERLANDS	0.71%
Randstad Holding NV		9,634	521,509	94,154	5,096,762	103,788	5,618,271

NORWAY	3.08%
Tandberg ASA		48,400	1,161,848	444,200	10,663,073	492,600	11,824,921
Telenor ASA (a)		42,700	852,488	591,800	11,815,044	634,500	12,667,532

			2,014,336		22,478,117		24,492,453

SINGAPORE	1.51%
DBS Group Holdings Ltd.		78,200	1,133,034	752,000	10,895,672	830,200	12,028,706

SPAIN	4.17%
Banco Santander SA		57,200	1,114,016	555,300	10,814,917	612,500	11,928,933
Telefonica SA		45,208	1,263,031	418,146	11,682,251	463,354	12,945,282

			2,377,047		22,497,168		24,874,215

SWEDEN	2.09%
SSAB Svenskt Stal AB, Series A		10,600	390,667	102,800	3,788,737	113,400	4,179,404
Svenska Cellulosa AB, B Shares		63,600	1,183,094	606,300	11,278,459	669,900	12,461,553

			1,573,761		15,067,196		16,640,957

SWITZERLAND	5.42%
Credit Suisse Group, Registered Shares		7,000	465,248	68,300	4,539,486	75,300	5,004,734
Micronas Semiconductor Holdings AG, Registered Shares (a)		28,200	370,726	252,400	3,318,130	280,600	3,688,856
Rieter Holdings AG, Registered Shares		889	482,274	11,437	6,204,464	12,326	6,686,738
Roche Holding AG, Genusschein Shares		5,300	959,682	49,310	8,928,662	54,610	9,888,344
Synthes, Inc.		8,800	984,743	80,000	8,952,204	88,800	9,936,947
UBS AG, Registered Shares		13,600	730,696	133,000	7,145,778	146,600	7,876,474

			3,993,369		39,088,724		43,082,093

TAIWAN	2.89%
HON HAI Precision Industry Co., Ltd.		161,291	1,214,905	1,563,889	11,779,818	1,725,180	12,994,723
Taiwan Semiconductor Manufacturing Co., Ltd. ADR		68,482	693,038	920,989	9,320,409	989,471	10,013,447

			1,907,943		21,100,227		23,008,170

THAILAND	1.08%
Kasikornbank Public Co. Ltd. (Foreign Shares)		340,300	817,520	3,226,800	7,751,909	3,567,100	8,569,429

TURKEY	0.40%
Arcelik A.S.		35,015	283,819	352,936	2,860,769	387,951	3,144,588

UNITED KINGDOM	15.34%
BG Group		72,800	1,257,713	692,600	11,965,547	765,400	13,223,260
BHP Billiton PLC		21,900	783,457	219,700	7,859,610	241,600	8,643,067
Cadbury Schweppes PLC		87,300	1,015,314	804,700	9,358,799	892,000	10,374,113
GlaxoSmithKline PLC		35,516	941,994	317,737	8,427,366	353,253	9,369,360
HSBC Holdings plc		52,800	975,084	488,600	9,023,223	541,400	9,998,307
Paragon Group Companies PLC		72,300	443,232	671,500	4,116,601	743,800	4,559,833
Reckitt Benckiser PLC		18,445	1,081,343	174,357	10,221,726	192,802	11,303,069
Reed Elsevier PLC		85,845	1,085,234	793,368	10,029,592	879,213	11,114,826
Royal Bank of Scotland Group PLC		79,351	856,184	743,454	8,021,748	822,805	8,877,932
Sage Group PLC		49,100	249,922	467,600	2,380,113	516,700	2,630,035
Serco Group PLC		128,031	1,083,159	1,182,879	10,007,311	1,310,910	11,090,470
Shire PLC		35,500	870,144	357,000	8,750,464	392,500	9,620,608
WM Morrison Supermarkets PLC		186,330	1,075,453	1,748,652	10,092,805	1,934,982	11,168,258

			11,718,233		110,254,905		121,973,138

Total COMMON STOCKS			71,469,672		690,481,425		761,951,097

REGISTERED INVESTMENT COMPANY	1.81%
iShares MSCI EAFE Index Fund		—	—		174,600	14,414,976		174,600	14,414,976

TOTAL REGISTERED INVESTMENT COMPANY			—			14,414,976			14,414,976

		Principal Amount			Principal Amount
REPURCHASE AGREEMENT	2.41%
Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 08/15/22, market value $220,719 (repurchase proceeds $211,064)		211,000	211,000		—	—		211,000	211,000

Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $19,323,563 (repurchase proceeds $18,945,761)		—	—		18,940,000	18,940,000		18,940,000	18,940,000

TOTAL REPURCHASE AGREEMENTS									19,151,000

								Pro forma
Total Investment	100.07%		71,680,672			723,836,401		Merger Costs	795,517,073
Other assets in excess of liabilities	-0.07%		72,023			(552,856)		(75,070)	(555,903)

NET ASSETS	100%		71,752,695			723,283,545		$(75,070)	794,961,170

Investments at cost			$50,868,918	(b)		$545,037,487	(c)		$595,906,405

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $50,868,918.

(c)	Cost for federal income tax purposes is $545,037,487.

ADR—American Depository Receipt

Ltd. – Limited

PLC – Public Limited Company

COLUMBIA INTERNATIONAL GROWTH FUND

AND

INTERNATIONAL EQUITY FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(Unaudited)

Note 1. Organization

Columbia International Growth Fund (the “Acquiring Fund”) is a new series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. International Equity Fund (the “Acquired Fund”) is a series of the Excelsior Funds Trust (the “Acquired Trust”). The Acquired Trust is organized as a Delaware statutory trust. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

Columbia International Growth Fund seeks total return on its assets through capital appreciation and income. International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

Fund Shares

The Acquiring Trust and the Acquired Trust may each issue an unlimited number of shares. The Acquiring Fund offers Class A, Class C and Class Z shares. The Acquired Fund offers Institutional Shares Class shares, which are offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by the acquisition of the net assets of the Acquired Fund by the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended September 30, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of September 30, 2007 would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

Prior to the merger of Columbia International Growth Fund and International Equity Fund, Columbia International Growth Fund will acquire all the assets and liabilities of International Fund, a series of Excelsior Funds, Inc. and assume the accounting history of International Fund. The accompanying pro forma financial statements should be read in conjunction with the financial statements of International Equity Fund and International Fund included within their respective annual and semi-annual shareholder reports. The annual and semi-annual shareholder reports are dated March 31, 2007 and September 30, 2007, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies. The Acquired Fund accounting policies are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions of International Fund and International Equity Fund are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to its Institutional Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class Z Shares	34,880,218	3,461,297	38,341,515

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (each a “Merger”) of each “Acquired Fund” set forth below by each corresponding “Acquiring Fund” set forth below. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2008 (the “Prospectus/Proxy Statement”) which relates to the Mergers. As described in the Prospectus/Proxy Statement, each Merger would involve the transfer of all the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the corresponding Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. [Each Acquired Fund would be the survivor for accounting purposes.]

Acquired Funds	Acquiring Funds
Blended Equity Fund	Columbia Blended Equity Fund
Core Bond Fund	Columbia Bond Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value and Restructuring Fund	Columbia Value and Restructuring Fund

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Funds at One Financial Center, Boston, Massachusetts 02111, or by calling [1-800-345-6611].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Attached hereto as Appendix A is a Statement of Additional Information of the Acquiring Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Because the Acquiring Funds have not yet begun investment operations, no financial statements are provided for the Acquiring Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-1707, will be the independent registered public accounting firm for the Acquiring Funds. The audited financial statements for the Acquired Funds incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, given on its authority as an expert in auditing and accounting.

Appendix A – Statement of Additional Information of the Acquiring Funds

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I
Class A, Class C, Class R and Class Z Shares
STATEMENT OF ADDITIONAL INFORMATION
[ ]
Columbia Blended Equity Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia International Growth Fund
Columbia Select Growth Fund
Columbia Pacific/Asia Fund
Columbia Select Small Cap Fund
Columbia Value and Restructuring Fund
Columbia Bond Fund
Columbia Short-intermediate Bond Fund
Columbia Select Opportunities Fund
Columbia Mid Cap Value and Restructuring Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated [            ].

Copies of the Funds’ current prospectuses and annual and semi–annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

SAI PRIMER
ABOUT THE TRUST
ABOUT THE FUNDS’ INVESTMENTS
Certain Investment Activity Limits
Fundamental and Non–Fundamental Investment Policies
Permissible Investments and Related Risks
Borrowings
Short Sales
Lending Securities
Temporary Defensive Positions
Portfolio Turnover
Disclosure of Portfolio Information
INVESTMENT ADVISORY AND OTHER SERVICES
The Advisor and Investment Advisory Services
The Administrator
Pricing and Bookkeeping Services
The Principal Underwriter/Distributor
Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest
Other Services Provided
Distribution and Servicing Plans
Codes of Ethics
Proxy Voting Policies and Procedures
FUND GOVERNANCE
The Board
The Officers
BROKERAGE ALLOCATION AND OTHER PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Brokerage Commissions
Directed Brokerage
Securities of Regular Broker/Dealers
Additional Shareholder Servicing Payments
Additional Financial Intermediary Payments
CAPITAL STOCK AND OTHER SECURITIES
Description of the Trust’s Shares
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase and Redemption
Offering Price
TAXATION
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
APPENDIX A — DESCRIPTION OF SECURITY RATINGS A–1
APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES B–1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Blended Equity Fund	Columbia Blended Equity Fund

Board	The Trust’s Board of Trustees

Bond Fund	Columbia Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j–1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N–1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b–1 under the 1940 Act for the distribution of the Funds’ shares

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International Growth Fund	Columbia International Growth Fund

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Select Growth Fund	Columbia Select Growth Fund

Select Opportunities Fund	Columbia Select Opportunities Fund

Select Small Cap Fund	Columbia Select Small Cap Fund

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short-intermediate Bond Fund	Columbia Short-intermediate Bond Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Value and Restructuring Fund	Columbia Value and Restructuring Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 as of September 30, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. [[Each of the Funds is a “diversified” fund]]. Prior to [            ], each Fund, except for the Select Opportunities Fund and Mid Cap Value and Restructuring Fund, was organized as a series of Excelsior Funds, Inc. (the “Predecessor Funds”). Prior to [            ], the Select Opportunities Fund and Mid Cap Value and Restructuring Fund were organized as series of Excelsior Funds Trust (each, also a “Predecessor Fund”). The information provided for these Funds in this SAI for periods prior to [            ] relates to the Predecessor Funds. On [        ], the Funds acquired the assets and assumed the liabilities of the respective Predecessor Fund.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non–Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non–Fundamental Investment Policies

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Blended Equity Fund	Emerging Markets Fund	Energy and Natural Resources Fund	International Growth Fund	Select Growth Fund	Pacific/Asia Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable– and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

Investment Type	Select Small Cap Fund	Value and Restructuring Fund	Bond Fund	Short- intermediate Bond Fund	Select Opportunities Fund	Mid Cap Value and Restructuring Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable– and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, a Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by a Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment advisor to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

•

Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month end is posted approximately the fifth business day after such month end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month end on their website, generally within 15 calendar days after such month end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

Investor Tools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

I NG Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder or.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide. The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Because the Funds are newly formed funds that have yet to commence operations, no advisory fee has been paid by the Funds as of the date of this Statement of Additional Information.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Blended Equity Fund
Emerging Markets Fund
Energy and Natural Resources Fund
International Growth Fund
Select Growth Fund
Pacific/Asia Fund
Select Small Cap Fund
Value and Restructuring Fund
Bond Fund
Short-intermediate Bond Fund
Select Opportunities Fund
Mid Cap Value and Restructuring Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager (Fund(s))	Primary Benchmark(s)	Peer Group

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of              compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of the date of this SAI.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles Other accounts		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of the date of this SAI.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles Other accounts		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Ownership of Securities

Because the Funds are newly formed and have yet to commence operations, the portfolio managers do not beneficially own any shares of the Funds as of the date of this SAI.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Blended Equity Fund
Emerging Markets Fund
Energy and Natural Resources Fund
International Growth Fund
Select Growth Fund
Pacific/Asia Fund
Select Small Cap Fund
Value and Restructuring Fund
Bond Fund
Short-intermediate Bond Fund
Select Opportunities Fund
Mid Cap Value and Restructuring Fund

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Because the Funds are newly formed and have yet to commence operations, no administration fees have been paid as of the date of this SAI.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

The Funds have entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective January 1, 2008, each Fund reimburses Columbia Management Advisors, LLC only for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Pricing and Bookkeeping Fees Paid

Because the Funds are newly formed and have yet to commence operations, no pricing and bookkeeping fees have been paid as of the date of this SAI.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

Because the Funds are newly formed and have yet to commence operations, no commissions and other compensation has received by the Distributor from the Funds as of the date of this SAI.

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective The Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. The Funds also reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Because the Funds are newly formed and have yet to commence operations, no transfer agency fees have been paid as of the date of this SAI.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Predecessor Funds dated March 31, 2007, and the unaudited financial statements included in the Semi-annual Reports to Shareholders of the Acquired Funds dated September 30, 2007, are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, each Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to its Class A, Class B and Class C shares. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. [[The Funds also pay the Distributor a monthly distribution fee at an annual rate of 0.10% of the average daily net assets attributed to Class A shares. [            ] Fund pays the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets attributed to its Class R shares. At this time, the Board limits distribution fees under the Distribution Plan for Class A shares to an annual rate of 0.25% of the average daily net assets attributed to Class A shares. ]]

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Because the Funds are newly formed and have yet to commence operations, no distribution and service fees have been paid as of the date of this SAI.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended [        ] will be available by [    ] free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders.

The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant oneconometric and statistical matters	68	None

John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

William E. Mayer * (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid Cap Value, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund*	Aggregate Compensation from the Emerging Markets Fund*	Aggregate Compensation from the Energy and Natural Resources Fund*	Aggregate Compensation from the International Growth Fund*	Aggregate Compensation from the Select Growth Fund*	Aggregate Compensation from the Pacific/Asia Fund*
Thomas C. Theobald	-	-	-	-	-	-
Douglas A. Hacker	-	-	-	-	-	-
Janet Langford Kelly	-	-	-	-	-	-
Richard W. Lowry	-	-	-	-	-	-
Charles R. Nelson	-	-	-	-	-	-
John J. Neuhauser	-	-	-	-	-	-
Patrick J. Simpson	-	-	-	-	-	-
Thomas E. Stitzel	-	-	-	-	-	-
Anne-Lee Verville	-	-	-	-	-	-
Richard L. Woolworth	-	-	-	-	-	-

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Independent Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Select Small Cap Fund*	Value and Restructuring Fund*	Bond Fund*	Short- intermediate Bond Fund*	Select Opportunities Fund*	Mid Cap Value and Restructuring Fund*	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 20076(a)
Thomas C. Theobald	-	-	-	-	-	-	[ ]
Douglas A. Hacker	-	-	-	-	-	-	[ ]
Janet Langford Kelly	-	-	-	-	-	-	[ ]
Richard W. Lowry	-	-	-	-	-	-	[ ]
Charles R. Nelson	-	-	-	-	-	-	[ ]
John J. Neuhauser	-	-	-	-	-	-	[ ]
Patrick J. Simpson	-	-	-	-	-	-	[ ]
Thomas E. Stitzel	-	-	-	-	-	-	[ ]
Anne-Lee Verville	-	-	-	-	-	-	[ ]
Richard L. Woolworth	-	-	-	-	-	-	[ ]

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Interested Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund	Aggregate Compensation from the Emerging Markets Fund	Aggregate Compensation from the Energy and Natural Resources Fund	Aggregate Compensation from the International Growth Fund	Aggregate Compensation from the Select Growth Fund	Aggregate Compensation from the Pacific/Asia Fund
William E. Mayer	-	-	-	-	-	-

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI

Interested Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Select Small Cap Fund	Value and Restructuring Fund	Bond Fund	Short- intermediate Bond Fund	Select Opportunities Fund	Mid Cap Value and Restructuring Fund	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
William E. Mayer	-	-	-	-	-	-	[ ]

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which is not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry	Charles R. Nelson	John J. Neuhauser
Blended Equity Fund	*	*	*	*	*
Emerging Markets Fund	*	*	*	*	*
Energy and Natural Resources Fund	*	*	*	*	*
International Growth Fund	*	*	*	*	*
Select Growth Fund	*	*	*	*	*
Pacific/Asia Fund	*	*	*	*	*
Select Small Cap Fund	*	*	*	*	*
Value and Restructuring Fund	*	*	*	*	*
Bond Fund	*	*	*	*	*
Short-intermediate Bond Fund	*	*	*	*	*
Select Opportunities Fund	*	*	*	*	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]	[ ]	[ ]	[ ]	[ ]

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	Patrick J. Simpson	Thomas E. Stitzel	Thomas C. Theobald	Anne-Lee Verville	Richard L. Woolworth
Blended Equity Fund	*	*	*	*	*
Emerging Markets Fund	*	*	*	*	*
Energy and Natural Resources Fund	*	*	*	*	*
International Growth Fund	*	*	*	*	*
Select Growth Fund	*	*	*	*	*
Pacific/Asia Fund	*	*	*	*	*
Select Small Cap Fund	*	*	*	*	*
Value and Restructuring Fund	*	*	*	*	*
Bond Fund	*	*	*	*	*
Short-intermediate Bond Fund	*	*	*	*	*
Select Opportunities Fund	*	*	*	*	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]	[ ]	[ ]	[ ]	[ ]

* Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2006

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	William E. Mayer
Blended Equity Fund	*
Emerging Markets Fund	*
Energy and Natural Resources Fund	*
International Growth Fund	*
Select Growth Fund	*
Pacific/Asia Fund	*
Select Small Cap Fund	*
Value and Restructuring Fund	*
Bond Fund	*
Short-intermediate Bond Fund	*
Select Opportunities Fund	*
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	[ ]

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005. J. Kevin Connaughton (Born 1964) Senior Vice President, Chief Financial Officer and Treasurer 2000 Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

Because the Funds are newly formed and have yet to commence operations, no brokerage commissions have been paid by the Funds as of the date of this SAI. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor. Because the Funds are newly formed and have yet to commence operations, no Fund directed brokerage transactions as of the date of this SAI.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family. Because the Funds are newly formed and have yet to commence operations, the Funds do not own any securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007 the Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•	ABR Retirement Plan Services, Inc.
•	Acclaim Benefits, Inc.
•	ACS HR Solutions LLC
•	ADP Retirement Services
•	American Century Investments

•	Ameriprise Financial Services, Inc.
•	AMG Service Corp.
•	AST Trust Company
•	Benefit Plan Administrators
•	Bisys Retirement Services
•	Ceridian Retirement Plan Services
•	Charles Schwab & Co.
•	Citigroup Global Markets Inc.
•	CitiStreet LLC
•	City National Bank
•	CNA Trust Corporation
•	Compensation & Capital Administrative Services, Inc.
•	CompuSys Erisa Group of Companies
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edgewood Services, Inc.
•	E*Trade Group, Inc.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	Fiserv Trust Company
•	Great West Life & Annuity Co.
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	Invesmart, Inc.
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Financial Group
•	Linsco/Private Ledger Corp.
•	M&T Securities, Inc.
•	Marquette Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	National Deferred Compensation, Inc.
•	National Investor Services Corp.
•	Nationwide Investment Services
•	New York State Deferred Compensation, Inc.
•	NYLife Distributors LLC
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	RBC Dain Rauscher Inc.
•	Robert W. Baird & Co., Inc.
•	Strong Funds Distributors, Inc.
•	The 401k Company
•	T. Rowe Price Group, Inc.
•	The Gem Group, L.P.
•	The Principal Financial Group
•	The Vanguard Group, Inc.
•	Unified Trust Company, N.A.
•	Wachovia Securities, LLC

•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wespac Plan Services, Inc.
•	Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•	A.G. Edwards & Sons, Inc.
•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.
•	AXA Advisors, LLC
•	Banc of America Securities LLC
•	Banc One Investment Group, LLC
•	Bank of America, N.A.
•	Bank of New York
•	Bear Stearns Securities Corporation
•	BMO Capital Markets Corp.
•	Brown Brothers Harriman & Co.
•	Chicago Mercantile Exchange
•	Citibank, N.A.
•	Citicorp Investment Services
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Custodial Trust Company
•	FAS Corp.
•	Fidelity Brokerage Services, Inc.
•	Genworth Financial, Inc.
•	Goldman, Sachs & Co.
•	Harris Corporation
•	Huntington Capital Corp.
•	ING Group
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Mellon Financial Markets, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Money Market One
•	Morgan Stanley & Co. Incorporated.
•	National Financial Services LLC
•	Pershing LLC
•	PNC Bank, N.A.
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	Raymond James Financial Services, Inc.
•	Security Benefit Life Insurance Company
•	SEI Investments Inc.
•	State Street Global Markets, LLC

•	SVB Securities
•	SunGard Institutional Brokerage Inc.
•	Sun Life Assurance Company of Canada
•	TIAA–CREF Life Insurance Company
•	Transamerica Corporation
•	UBS Financial Services Inc.
•	US Bank National Association
•	Wachovia Securities LLC
•	Webster Investment Services, Inc.
•	Wells Fargo Fund Management LLC
•	Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares
The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class T Shares	Class Z Shares
Blended Equity Fund	X		X			X
Emerging Markets Fund	X		X			X
Energy and Natural Resources Fund	X		X			X
International Growth Fund	X		X			X
Select Growth Fund	X		X	X		X
Pacific/Asia Fund	X		X			X
Select Small Cap Fund	X		X	X		X
Value and Restructuring Fund	X		X	X		X
Bond Fund	X		X	X		X
Short-intermediate Bond Fund	X		X			X
Select Opportunities Fund	X		X			X
Blended Equity Fund	X		X			X

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-law’s and mother-in-law’s.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

•	Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund.

•

This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.

However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.

Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than 15% interests in publicly traded classes of stock in REITs.

In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected’ with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a capital gain dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than 15% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations. In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Blended Equity Fund	[ ]	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]	[ ]
Energy and Natural Resources Fund	[ ]	[ ]	[ ]
International Growth Fund	[ ]	[ ]	[ ]
Select Growth Fund	[ ]	[ ]	[ ]
Pacific/Asia Fund	[ ]	[ ]	[ ]
Select Small Cap Fund	[ ]	[ ]	[ ]
Value and Restructuring Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]
Short-intermediate Bond Fund	[ ]	[ ]	[ ]
Select Opportunities Fund	[ ]	[ ]	[ ]
Blended Equity Fund	[ ]	[ ]	[ ]

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Blended Equity Fund	[ ]	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]	[ ]
Energy and Natural Resources Fund	[ ]	[ ]	[ ]
International Growth Fund	[ ]	[ ]	[ ]
Select Growth Fund	[ ]	[ ]	[ ]
Pacific/Asia Fund	[ ]	[ ]	[ ]
Select Small Cap Fund	[ ]	[ ]	[ ]
Value and Restructuring Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]
Short-intermediate Bond Fund	[ ]	[ ]	[ ]
Select Opportunities Fund	[ ]	[ ]	[ ]
Blended Equity Fund	[ ]	[ ]	[ ]

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP–1. Notes rated SP–1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP–1+.

SP–2. Notes rated SP–2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A–1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A–1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F–1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (–): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F–1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F–1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F–1+.

F–2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F–1+ and F–1 ratings.

F–3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F–S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable Established regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	• Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	• Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

•

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.\

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

•	CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer1?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group 2?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

1 Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

2 Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

                FOR

                AGAINST

                WITHHOLD

                ABSTAIN

Brief

rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

Excelsior Equity Funds

July 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

BLENDED EQUITY FUND

EQUITY OPPORTUNITIES FUND

EQUITY INCOME FUND

LARGE CAP GROWTH FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

INTERNATIONAL FUND

EMERGING MARKETS FUND

PACIFIC/ASIA FUND

ENERGY AND NATURAL RESOURCES FUND

REAL ESTATE FUND

SHARES CLASS

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, Real Estate, International, Emerging Markets and Pacific/Asia Funds of Excelsior Funds, Inc. and the Equity Opportunities, Equity Income and Mid Cap Value and Restructuring Funds of Excelsior Funds Trust (each, a “Fund” and collectively, the “Funds”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the Large Cap Growth, Value and Restructuring, and Mid Cap Value and Restructuring Funds offer two other classes of shares: Retirement Shares and Institutional Shares, each of which is offered in a separate prospectus. The Equity Income and Small Cap Funds offer one other class of shares: Retirement Shares, and the Equity Opportunities and Emerging Markets Funds offer one other class of shares: Institutional Shares, each of which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an “SAI” and collectively, the “SAIs”), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks.

The following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund, other than the Equity Opportunities, Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, Small Cap, Emerging Markets and Real Estate Funds, is fundamental and may not be changed without the approval of the shareholders. The investment objective of the Equity Opportunities, Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, Small Cap and Real Estate Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Blended Equity Fund

Investment Objective

The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In addition, the Adviser invests a portion of the Fund’s assets in a quantitatively selected segment of U.S. companies designed to complement the Fund’s core holdings by reducing portfolio volatility, further diversifying the Fund, harvesting tax losses and improving tax efficiency.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 22.44% 12/31/98	Worst Quarter (15.44)% 9/30/01

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 1.26%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Blended Equity Fund
Return Before Taxes	16.94%	6.05%	7.80%
Return After Taxes on Distributions	14.42%	5.03%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares	14.33%	5.04%	6.63%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	15.79%	6.19%	8.42%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.21%
Less Fee Waivers	(0.11)%	**
Net Annual Fund Operating Expenses	1.10%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$373	$654	$1,456

6

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 9.86% 3/31/06	Worst Quarter (1.71)% 6/30/06

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 3.20%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception*
Equity Opportunities Fund
Return Before Taxes	19.41%	12.78%
Return After Taxes on Distributions	19.32%	12.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	11.01%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	10.76%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)***	15.46%	11.27%

*	Since March 31, 2004.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000 Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.49%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.24%
Less Fee Waivers	(0.19)%	**
Net Annual Fund Operating Expenses	1.05%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$375	$663	$1,483

9

Equity Income Fund

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

The Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Fund invests in stocks that historically pay above-average dividends or that the Adviser believes are likely to grow their dividend. The Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks, preferred stocks, convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund is also subject to risks particular to its investments in convertible securities. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 10.72% 12/31/04	Worst Quarter (1.29)% 3/31/05

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 1.17%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception*
Equity Income Fund
Return Before Taxes	16.89%	12.01%	*
Return After Taxes on Distributions	16.55%	11.60%	*
Return After Taxes on Distributions and Sale of Fund Shares	11.38%	10.30%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	13.54%

*	Since September 30, 2003.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.21%
Less Fee Waivers	(0.11)%	**
Net Annual Fund Operating Expenses	1.10%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$373	$654	$1,456

12

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $470 million to approximately $428 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 39.37% 12/31/98	Worst Quarter (28.35)% 3/31/01

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 3.11%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 1000® Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	7.87%	1.46%	4.24%	*
Return After Taxes on Distributions	7.87%	1.46%	4.24%	*
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	1.25%	3.69%	*
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)***	9.07%	2.69%	3.06%	**

*	Since October 1, 1997.
**	Since September 30, 1997.
***

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.20%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.20%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

15

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 28.03% 12/31/99	Worst Quarter (20.46)% 9/30/98

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 3.41%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund
Return Before Taxes	14.88%	11.31%	13.80%
Return After Taxes on Distributions	14.71%	11.14%	13.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	9.82%	12.27%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	15.79%	6.19%	8.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)**	22.25%	10.86%	11.00%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
**

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

17

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.05%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

18

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $936 million to approximately $22 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

19

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 26.76% 12/31/99	Worst Quarter (20.67)% 9/30/02

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 0.37%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to the Russell Mid Cap Index and the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Mid Cap Value and Restructuring Fund
Return Before Taxes	19.45%	11.90%	15.11%
Return After Taxes on Distributions	19.45%	11.82%	13.18%
Return After Taxes on Distributions and Sale of Fund Shares	12.65%	10.39%	12.39%
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)*	15.26%	12.88%	12.14%
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)**	20.22%	15.88%	13.65%

*	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
**	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

20

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.48%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.13%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2008. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

21

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000® Index (the “Index”), measured at the time of purchase by the Fund. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $25.2 million to approximately $3.8 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the

Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

22

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 29.04% 6/30/03	Worst Quarter (24.77)% 9/30/98

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 6.43%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 2000® Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	16.35%	11.93%	8.70%
Return After Taxes on Distributions	15.22%	11.55%	8.28%
Return After Taxes on Sales of Fund Shares	12.16%	10.43%	7.59%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)*	18.37%	11.39%	9.44%

*

The Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

23

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.22%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

24

International Fund

Investment Objective

The International Fund seeks total return on its assets through capital appreciation.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis. The Fund may invest up to 35% of its assets in foreign debt securities.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in securities of companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry, nor does it invest particularly for growth or value. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund’s investments in fixed income securities are subject to certain risks. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.

25

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and price volatility of investing in companies located in foreign countries.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 38.76% 12/31/99	Worst Quarter (20.55)% 9/30/02

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 4.15%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the MSCI ACWI ex U.S. Index and the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	21.88%	14.20%	7.04%
Return After Taxes on Distributions	21.99%	14.21%	6.63%
Return After Taxes on Distributions and Sale of Fund Shares	14.51%	12.56%	6.00%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)*	26.34%	14.98%	7.71%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)**	27.16%	16.87%	8.59%

*	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States.
**	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

26

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.56%
Less Fee Waivers	(0.06)%	**
Net Annual Fund Operating Expenses	1.50%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$153	$487	$844	$1,851

27

Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

28

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 59.10% 12/31/99	Worst Quarter (24.79)% 9/30/2001

The Fund’s Shares class performance for the quarter ended March 31, 2007 was (0.71)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the MSCI Emerging Markets Index and the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Emerging Markets Fund
Return Before Taxes	33.79%	28.34%	9.73%	*
Return After Taxes on Distributions	32.95%	28.06%	9.47%	*
Return After Taxes on Distributions and Sale of Fund Shares	23.54%	25.49%	8.55%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)**	32.17%	26.59%	—	***
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)****	26.34%	14.98%	8.39%

*	Since January 2, 1998.
**	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.
***	Because the inceptions date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.
****	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

29

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.65%
Acquired Fund Fees and Expenses (AFFE)	0.02	%**
Total Annual Fund Operating Expenses†	1.92	%***
Less Fee Waivers	(0.05)%
Net Annual Fund Operating Expenses†	1.87	%***

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on Shares redeemed or exchanged within 60 days of the date of purchase.
**	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.85%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.”
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$190	$598	$1,032	$2,239

30

Pacific/Asia Fund

Investment Objective

The Pacific/Asia Fund seeks long-term capital appreciation.

Principal Investment Strategy

Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund’s investments in both developed and emerging market countries and regions may include small and medium capitalization companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry, nor does it invest particularly for growth or value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund’s investments than if the Fund’s investments were more geographically diversified. The Fund’s focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates, currency devaluations and natural disasters. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility

31

associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies, which may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 40.02% 12/31/99	Worst Quarter (21.14)% 12/31/97

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 1.82%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the MSCI AC Pacific Index and the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Pacific/Asia Fund
Return Before Taxes	10.32%	15.19%	3.39%
Return After Taxes on Distributions	9.78%	15.01%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	13.36%	2.63%
MSCI AC Pacific Index (reflects no deduction for fees, expenses, or taxes)*	16.49%	16.86%	—	**
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)***	26.34%	14.98%	7.71%

*	MSCI AC (All Country) Pacific Index is a widely-accepted, unmanaged index composed of 12 developed and emerging market countries. The Index is free-float adjusted and is designed to capture equity market performance in the Pacific region.
**	Because the inception date of the MSCI AC (All Counrty) Pacific Index is December 31, 1998, no performance information is available for this time period.
***	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

32

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.61%
Acquired Fund Fees and Expenses (AFFE)	0.01%	**
Total Annual Fund Operating Expenses†	1.62%	***

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund shares” for more information. Currently, this redemption fee is charged on Shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
***	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.”
†	The total annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$165	$511	$881	$1,922

33

Energy and Natural Resources Fund

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, the Fund retains the flexibility to shift the Fund’s investments from one natural resource industry to another as it believes appropriate. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

The Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting

34

one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 25.99% 9/30/05	Worst Quarter (18.86)% 9/30/02

The Fund’s Shares class performance for quarter ended March 31, 2007 was 7.67%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund
Return Before Taxes	11.34%	21.05%	15.05%
Return After Taxes on Distributions	8.14%	19.03%	13.12%
Return After Taxes on Distributions and Sale of Fund Shares	11.80%	18.15%	12.61%
Standard & Poor’s 500 Composite Stock Price Index (reflects nodeduction for fees, expenses, or taxes)*	15.79%	6.19%	8.42%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.13%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

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Real Estate Fund

Investment Objective

The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and foreign companies engaged in the real estate industry. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund’s investments will include investments in equity and hybrid REITs. REITs generally are income producing investments. The Fund may also invest in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies whose value is not reflected in their current market price or with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks

The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund’s investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs. Changes in interest rates can also have a significant affect on the value of REITs and of real estate investments in general. Dividends from REITs generally are taxed at ordinary income rates rather than the 15% maximum federal tax rate applicable to qualified dividends.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 14.68% 12/31/04	Worst Quarter (10.55)% 9/30/99

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 2.49%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Morgan Stanley REIT Index and the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Real Estate Fund
Return Before Taxes	32.01%	21.40%	13.21%	*
Return After Taxes on Distributions	28.64%	19.27%	11.00%	*
Return After Taxes on Distributions and Sale of Fund Shares	23.85%	17.93%	10.35%	*
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)***	36.03%	23.23%	13.60%	**
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)****	15.79%	6.19%	6.11%	*

*	Since October 1, 1997.
**	Since September 30, 1997.
***	The MSCI US REIT Index is an unmanaged market capitalization-weighted index composed of the largest and most actively traded equity REITs that generate most of their revenue and income from real estate rental and leasing operations.
****	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

38

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.53%
Less Fee Waivers	(0.28)%	**
Net Annual Fund Operating Expenses	1.25%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$127	$456	$808	$1,800

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

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Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non- recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Fixed Income Risk

Certain of the Funds may invest in fixed income securities from time to time. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of

41

longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

42

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedules will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisers”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the Value and Restructuring, Small Cap and Emerging Market Funds. USTNA serves as investment adviser to the Blended Equity, Equity Opportunities, Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, International, Pacific/Asia, Energy and Natural Resources, and Real Estate Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, New York 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund	0.64%
Equity Opportunities Fund	0.56%
Equity Income Fund	0.64%
Large Cap Growth Fund	0.74%
Value and Restructuring Fund	0.60%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%
International Fund	0.94%
Emerging Markets Fund	1.19%
Pacific/Asia Fund	1.00%
Energy and Natural Resources Fund	0.60%
Real Estate Fund	0.72%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2008. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

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The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Nischal Pai, CFA, and Richard Bayles, serve as the Blended Equity Fund’s portfolio co-managers. Mr. Pai and Mr. Bayles are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Pai, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Mr. Bayles has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA, serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided below.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Joan Ellis, CFA, serves as the Real Estate Fund’s portfolio manager. Ms. Ellis is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Ellis, a Managing Director, has been with U.S. Trust since 1984 and has served as the Fund’s manager or co-manager since its inception.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Thomas M. Galvin, CFA, serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. A description of Mr. Bayles’s business experience is provided above. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

44

David J. Linehan, CFA and Donald Elefson, CFA, serve as the portfolio co-managers of the International Fund. Mr. Linehan and Mr. Elefson are primarily responsible for the day-to-day management of the Fund’s portfolio. A description of Mr. Linehan’s and Mr. Elefson’s business experiences are provided below.

David J. Linehan, CFA, and Donald Elefson, CFA, serve as the portfolio co-managers for the Pacific/Asia Fund. Mr. Linehan is primarily responsible for the day-to-day management of the Fund. Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the Fund and the International Fund since joining U.S. Trust in 1998. A description of Mr. Elefson’s business experience is provided below.

Donald Elefson, CFA, serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. Mr. Elefson has served as portfolio co- manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), U.S. Trust, The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Advisers’ ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

Householding

The Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares

The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as “market timing”. The Funds are not intended as vehicles for market timing. The Boards of Directors/Trustees of the Funds have adopted the policies and procedures set forth below with respect to frequent trading of the Funds’ shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing.

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For example, if a Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder’s future purchase orders, including exchange purchase orders, involving any Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days of their purchase, as described below. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the Funds will impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a “round trip” is a purchase by any means into a Fund followed by a redemption of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Funds’ Automatic Investment Program, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, in-

dividually or collectively, will be totally effective in this regard because of various factors. In particular, a portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Funds may not be able to identify, deter or curtail certain market timing that occurs in the Funds which may result in certain shareholders being able to market time a Fund while the shareholders in the Funds bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the “Bank of America retirement plan service providers”)) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Funds following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Each Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 30 days of their purchase. The redemption fee is paid to the Funds. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the redemption fee will be assessed, subject to limited exceptions, on Fund shares redeemed within 60 days of their purchase.

In determining which shares are being redeemed for purposes of assessing a redemption fee, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

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The redemption fee will not be imposed if you qualify for a waiver and the Funds have received proper notification, unless the waiver is automatic as noted below. We’ll redeem any shares that are eligible for a waiver first.

A Fund shareholder won’t pay an otherwise applicable redemption fee on any of the following transactions:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

•

shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, and money purchase pension accounts, where a Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

•	shares sold by certain investment funds [including those that the Advisers, Columbia Management Advisors, LLC or their affiliates may manage] (automatic)

•

shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Funds that the program is not designed to be a vehicle for market timing

•

shares sold by accounts maintained by a financial institution or intermediary where a Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

•	shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Funds

•	shares that were purchased by reinvested dividends (automatic)

•	shares that are redeemed or exchanged through the Funds’ Systematic Withdrawal Plan or similar affiliated or unaffiliated automated plans

•	the following retirement plan distributions:

•

lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan)

•	distributions from an individual retirement account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

Each Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Funds’ ability to assess redemption fees is generally limited by the intermediary’s policies and, accordingly, no redemption fees will be assessed on such redemptions.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through

47

an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Offices of Foreign Assets Control) regulations, (ii) where a Fund or its agent detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”)). So, for you to receive the current business day’s NAV, the

Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from

48

the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures estab-

lished when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any business day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

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Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Shares class shares on any business day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services.

Distribution of Fund Shares

The Mid Cap Value and Restructuring, Equity Income and Equity Opportunities Funds have adopted a distribution plan that allows certain share classes of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the

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annual rate of 0.25% of the average daily net asset value of the applicable share class. However, fees are not currently being paid under the distribution plan with respect to the Shares class. If the distribution plan is ever implemented with respect to the Shares class, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the International, Pacific/Asia and Emerging Markets Funds, which distribute dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods. Distributions from the Real Estate Fund or other Funds, to the extent that their income is attributable to distributions from REITs, generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the International, Pacific/Asia and Emerging Markets Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since these Funds are expected to hold predominantly securities of foreign companies, these Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

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You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each the financial performance of each Fund’s Shares class for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the year ended March 31, 2003 was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during that period. The information for the fiscal years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”), the Funds’ independent registered public accounting firm during those periods. The information for the fiscal year ended March 31, 2007 was audited by PricewaterhouseCoopers LLP (“PwC”), the Funds’ current independent registered public accounting firm. E&Y’s report, D&T’s reports, and PwC’s report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

BLENDED EQUITY FUND

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$37.27	$36.12	$33.64	$25.67	$35.17

Income From Investment Operations
Net Investment Income	0.25 [1]	0.19 [1]	0.30 [1]	0.14	0.17
Net Gains (Losses) on Investments (both realized and unrealized)	3.61 [1]	3.67 [1]	2.66 [1]	7.99	(7.97)

Total From Investment Operations	3.86	3.86	2.96	8.13	(7.80)

Less Distributions
Dividends From Net Investment Income	(0.23)	(0.21)	(0.28)	(0.16)	(0.15)
Distributions From Net Realized Gain on Investments	(5.54)	(2.50)	(0.20)	—	(1.55)

Total Distributions	(5.77)	(2.71)	(0.48)	(0.16)	(1.70)

Net Asset Value, End of Year	$35.36	$37.27	$36.12	$33.64	$25.67

Total Return	10.66%	11.10%	8.85%	31.75%	(22.45)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$401.02	$460.31	$466.90	$573.24	$469.01
Ratio of Net Operating Expenses to Average Net Assets	1.10%	1.08%	1.05%	0.99%	0.96%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.21%	1.21%	1.24%	1.10%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.53%	0.86%	0.45%	0.59%
Portfolio Turnover Rate	10%	22%	19%	24%	36%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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EQUITY OPPORTUNITIES FUND

	Year Ended March 31,
	2007		2006		2005
Net Asset Value, Beginning of Year	$12.70		$10.98		$10.00

Income From Investment Operations
Net Investment Income	0.07	[1]	0.07	[1]	0.08 [1]
Net Gains on Investments (both realized and unrealized)	1.47	[1]	1.70	[1]	0.95 [1]

Total From Investment Operations	1.54		1.77		1.03

Less Distributions
Dividends From Net Investment Income	(0.07)		(0.05)		(0.04)
Distributions From Net Realized Gain on Investments	—		—		(0.01)

Total Distributions	(0.07)		(0.05)		(0.05)

Net Asset Value, End of Year	$14.17		$12.70		$10.98

Total Return	12.18%		16.16%		10.30%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$277.88		$132.41		$43.58
Ratio of Net Operating Expenses to Average Net Assets	1.04%	[3]	1.05%		1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.24%		1.31%		1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%		0.57%		0.74%
Portfolio Turnover Rate	11%		17%		13%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	The ratio of net operating expenses for the Equity Opportunities Fund would have 1.05% if custody credits had not been included.

54

EQUITY INCOME FUND

	Year Ended March 31,				Period Ended March 31, 2004[1]
	2007		2006	2005
Net Asset Value, Beginning of Year	$8.56		$8.39	$7.76	$7.00

Income From Investment Operations
Net Investment Income	0.16	[1,2]	0.20 [2]	0.19 [2]	0.07
Net Gains on Investments (both realized and unrealized)	0.96	[1,2]	0.17 [2]	0.63 [2]	0.73

Total From Investment Operations	1.12		0.37	0.82	0.80

Less Distributions
Dividends From Net Investment Income	(0.17)		(0.18)	(0.17)	(0.04)
Distributions From Net Realized Gain on Investments	—		(0.02)	(0.02)	—

Total Distributions	(0.17)		(0.20)	(0.19)	(0.04)

Net Asset Value, End of Year	$9.51		$8.56	$8.39	$7.76

Total Return	13.29%		4.62%	10.73%	11.48%	[3]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$237.00		$205.85	$195.67	$100.02
Ratio of Net Operating Expenses to Average Net Assets	1.10%		1.06%	1.05%	1.05%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.21%		1.22%	1.26%	1.17%	[4]
Ratio of Net Investment Income to Average Net Assets	1.80%		2.41%	2.35%	2.44%	[4]
Portfolio Turnover Rate	27%		46%	19%	6%	[3]

Notes:

1.	Commenced operations on September 30, 2003.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

55

LARGE CAP GROWTH FUND

	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$9.91		$8.04		$7.71		$5.79		$8.83

Income From Investment Operations
Net Investment Loss	(0.07)[1]		(0.04)[1]		(0.05)[1]		(0.05)[1]		(0.01)[1]
Net Gains (Losses) on Investments (both realized and unrealized)	0.76	[1]	1.91	[1]	0.38	[1]	1.97	[1]	(3.03)[1]

Total From Investment Operations	0.69		1.87		0.33		1.92		(3.04)

Net Asset Value, End of Year	$10.60		$9.91		$8.04		$7.71		$5.79

Total Return	6.96%		23.26%		4.28%		33.16%		(34.43)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$718.42		$552.19		$210.06		$127.23		$73.89
Ratio of Net Operating Expenses to Average Net Assets	1.20%		1.10%		1.05%		1.05%		1.04%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.20%		1.23%		1.28%		1.18%		1.21%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%		(0.48)%		(0.59)%		(0.74)%		(0.21)%
Portfolio Turnover Rate	33%		24%		25%		79%		56%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

56

VALUE AND RESTRUCTURING FUND

	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$49.36		$41.40		$37.57		$23.66	$32.63

Income From Investment Operations
Net Investment Income	0.45	[1]	0.53	[1]	0.34	[1]	0.24	0.17
Net Gains (Losses) on Investments (both realized and unrealized)	5.00	[1]	7.88	[1]	3.83	[1]	13.90	(9.01)

Total From Investment Operations	5.45		8.41		4.17		14.14	(8.84)

Less Distributions
Dividends From Net Investment Income	(0.48)		(0.45)		(0.34)		(0.23)	(0.13)

Total Distributions	(0.48)		(0.45)		(0.34)		(0.23)	(0.13)

Net Asset Value, End of Year	$54.33		$49.36		$41.40		$37.57	$23.66

Total Return	11.14%		20.45%		11.16%		60.06%	(27.13)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$7,767.71		$6,230.75		$4,469.08		$3,244.85	$1,558.72
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.05%		1.07%		0.99%	0.99%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.05%		1.05%		1.09%		1.14%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.90%		1.18%		0.87%		0.78%	0.65%
Portfolio Turnover Rate	13%		12%		8%		4%	16%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

57

MID CAP VALUE AND RESTRUCTURING FUND

	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$19.64		$16.77		$15.75		$10.24		$13.29

Income From Investment Operations:
Net Investment Income	0.23	[1]	—	[1,2]	0.23	[1]	0.03	[1]	0.02 [1]
Net Gains (Losses) on Investments (both realized and unrealized)	1.75	[1]	2.90	[1]	1.02	[1]	5.51	[1]	(3.05)[1]

Total From Investment Operations	1.98		2.90		1.25		5.54		(3.03)

Less Distributions:
Dividends From Net Investment Income	(0.01)		(0.03)		(0.23)		(0.03)		(0.02)
Distributions From Net Realized Gains on Investments	—	[2]	—		—		—		—

Total Distributions	(0.01)		(0.03)		(0.23)		(0.03)		(0.02)

Net Asset Value, End of Year	$21.61		$19.64		$16.77		$15.75		$10.24

Total Return	10.07%		17.32%		7.93%		54.21%		(22.81)%
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$294.45		$237.53		$214.84		$186.72		$81.15
Ratio of Net Operating Expenses to Average Net Assets	1.13%		1.13%		1.06%		0.99%		1.01%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.13%		1.13%		1.16%		1.23%		1.15%
Ratio of Net Investment Income to Average Net Assets	1.12%		0.02%		1.42%		0.24%		0.20%
Portfolio Turnover	25%		23%		28%		13%		28%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

58

SMALL CAP FUND

	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Year	$19.23	$16.14	$14.59		$8.47		$12.19

Income From Investment Operations
Net Investment Income (Loss)	(0.12)[1]	(0.11)[1]	(0.10)[1]		(0.02)[1]		(0.03)[1]
Net Gains (Losses) on Investments (both realized and unrealized)	1.36 [1]	4.09 [1]	1.65	[1]	6.14	[1]	(3.69)[1]

Total From Investment Operations	1.24	3.98	1.55		6.12		(3.72)

Less Distributions
Dividends From Net Investment Income	—	—	—		—		—
Distributions From Net Realized Gain on Investments	(1.26)	(0.89)	—		—		—

Total Distributions	(1.26)	(0.89)	—		—		—

Net Asset Value, End of Year	$19.21	$19.23	$16.14		$14.59		$8.47

Total Return	6.83%	25.37%	10.62%		72.26%		(30.52)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$694.77	$599.39	$488.22		$352.46		$156.32
Ratio of Net Operating Expenses to Average Net Assets	1.22%	1.09%	1.05%		0.83%		0.83%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.22%	1.11%	1.08%		0.98%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.64)%	(0.64)%		(0.20)%		(0.31)%
Portfolio Turnover Rate	52%	65%	61%		82%		105%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

59

INTERNATIONAL FUND

	Year Ended March 31,
	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$16.51		$13.05		$11.28		$6.83	$9.75

Income From Investment Operations
Net Investment Income	0.09	[1]	0.07	[1]	0.06	[1]	0.09	0.10
Net Gains (Losses) on Investments (both realized and unrealized)	2.54	[1]	3.51	[1]	1.71	[1]	4.44	(2.99)

Total From Investment Operations	2.63		3.58		1.77		4.53	(2.89)

Less Distributions
Dividends From Net Investment Income	(0.08)		(0.12)		—	[2]	(0.08)	(0.03)

Total Distributions	(0.08)		(0.12)		—		(0.08)	(0.03)

Net Asset Value, End of Year	$19.06		$16.51		$13.05		$11.28	$6.83

Total Return	16.03%		27.70%		15.71%		66.51%	(29.72)%
Ratios/Supplemental Data
Net Assets, End of Year (in Millions)	$636.94		$522.28		$240.32		$130.14	$89.68
Ratio of Net Operating Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.38%	1.40%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.56%		1.58%		1.61%		1.49%	1.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%		0.52%		0.52%		0.92%	0.55%
Portfolio Turnover Rate	28%		26%		66%		58%	73%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

60

EMERGING MARKETS FUND

	Year Ended March 31,
	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Year	$12.60	$8.73		$7.67	$4.12	$4.95

Income From Investment Operations
Net Investment Income	0.07 [1]	0.10	[1]	0.12 [1]	0.05	0.02
Net Gains (Losses) on Investments (both realized and unrealized)	2.16 [1]	3.87	[1]	1.18 [1]	3.55	(0.84)

Total From Investment Operations	2.23	3.97		1.30	3.60	(0.82)

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.10)		(0.08)	(0.05)	(0.01)
Distributions From Net Realized Gain on Investments	(0.69)	—		(0.16)	—	—

Total Distributions	(0.77)	(0.10)		(0.24)	(0.05)	(0.01)

Net Asset Value, End of Year	$14.06	$12.60		$8.73	$7.67	$4.12

Total Return	17.98%	45.85%		17.07%	87.57%	(16.62)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1,092.48	$996.67		$433.17	$209.16	$30.05
Ratio of Net Operating Expenses to Average Net Assets	1.85%	1.81%		1.70%	1.65%	1.61%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.90%	1.92%		1.90%	1.92%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	1.00%		1.44%	0.81%	0.51%
Portfolio Turnover Rate	16%	7%		21%	14%	43%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

61

PACIFIC/ASIA FUND

	Year Ended March 31,
	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$11.61		$8.88		$8.44		$5.21	$6.68

Income From Investment Operations
Net Investment Income	—	[1,3]	0.02	[1]	0.03	[1]	0.01	0.01
Net Gains (Losses) on Investments (both realized and unrealized)	0.50	[1]	2.82	[1]	0.42	[1]	3.22	(1.43)

Total From Investment Operations	0.50		2.84		0.45		3.23	(1.42)

Less Distributions
Dividends From Net Investment Income	—		(0.11)		(0.01)		—	(0.05)
Distributions from Net Realized Gain on Investments	(0.39)		—		—		—	—

Total Distributions	(0.39)		(0.11)		(0.01)		—	(0.05)

Net Asset Value, End of Year	$11.72		$11.61		$8.88		$8.44	$5.21

Total Return	4.40%		32.35%		5.32%		62.00%	(21.44)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$213.13		$243.96		$134.58		$114.83	$27.33
Ratio of Net Operating Expenses to Average Net Assets	1.61%		1.59%		1.50%		1.45%	1.51%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.61%		1.62%		1.64%		1.58%	1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04)%		0.22%		0.35%		0.20%	0.15%
Portfolio Turnover Rate	92%		68%		90%		58%	73%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	Amount represents less than $0.01 per share.

62

ENERGY AND NATURAL RESOURCES FUND

	Year Ended March 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$25.99		$22.34		$16.45	$11.72	$14.40

Income From Investment Operations
Net Investment Income	0.06	[1]	—	[1,2]	0.02 [1]	0.06	0.04
Net Gains (Losses) on Investments (both realized and unrealized)	2.50	[1]	9.04	[1]	6.99 [1]	4.71	(2.67)

Total From Investment Operations	2.56		9.04		7.01	4.77	(2.63)

Less Distributions
Dividends From Net Investment Income	(0.06)		—		(0.05)	(0.04)	(0.05)
Distributions From Net Realized Gain on Investments	(5.19)		(5.39)		(1.07)	—	—

Total Distributions	(5.25)		(5.39)		(1.12)	(0.04)	(0.05)

Net Asset Value, End of Year	$23.30		$25.99		$22.34	$16.45	$11.72

Total Return	10.84%		41.42%		43.97%	40.84%	(18.30)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$497.68		$522.51		$292.33	$150.04	$92.44
Ratio of Net Operating Expenses to Average Net Assets	1.12%	[4]	1.13%		1.10%	0.99%	1.01%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.13%		1.13%		1.15%	1.13%	1.19%
Ratio of Net Investment Income to Average Net Assets	0.25%		(0.01)%		0.12%	0.45%	0.35%
Portfolio Turnover Rate	279%		234%		111%	91%	78%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
4.	The ratio of net operating expenses for the Energy & Natural Resources Fund would have been 1.13% if custody credits had not been included.

63

REAL ESTATE FUND

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.46	$9.30	$9.17	$6.61	$7.10

Income From Investment Operations
Net Investment Income	0.08 [1]	0.08 [1]	0.17 [1]	0.29 [1]	0.28 [1]
Net Gains (Losses) on Investments (both realized and unrealized)	1.78 [1]	3.10 [1]	0.68 [1]	2.64 [1]	(0.52)[1]

Total From Investment Operations	1.86	3.18	0.85	2.93	(0.24)

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.19)	(0.22)	(0.31)	(0.25)
Distributions from Return of Capital	(0.06)	—	—	—	—
Distributions From Net Realized Gain on Investments	(1.66)	(0.83)	(0.50)	(0.06)	—

Total Distributions	(1.80)	(1.02)	(0.72)	(0.37)	(0.25)

Net Asset Value, End of Year	$11.52	$11.46	$9.30	$9.17	$6.61

Total Return	19.36%	36.03%	9.90%	45.65%	(3.49)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$152.03	$127.63	$112.89	$122.87	$79.37
Ratio of Net Operating Expenses to Average Net Assets	1.25%	1.23%	1.20%	1.20%	1.17%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.53%	1.52%	1.56%	1.35%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.77%	1.89%	3.67%	4.09%
Portfolio Turnover Rate	38%	14%	17%	38%	23%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

64

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.

Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;

•

when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

65

•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling (800) 446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at (800) 446-1012.

©2007 Excelsior Funds. All rights reserved. (07/07)

66

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 1, 2007, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-EQUITIES-0707

Excelsior Fixed Income Funds

July 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

CORE BOND FUND

INTERMEDIATE-TERM BOND FUND

SHORT-TERM GOVERNMENT SECURITIES FUND

HIGH YIELD FUND

LONG-TERM TAX-EXEMPT FUND

INTERMEDIATE-TERM TAX-EXEMPT FUND

SHORT-TERM TAX-EXEMPT SECURITIES FUND

NEW YORK

INTERMEDIATE-TERM TAX-EXEMPT FUND

CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

SHARES CLASS

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Core Bond, Intermediate-Term Bond and Short-Term Government Securities Funds of Excelsior Funds, Inc., the High Yield Fund of Excelsior Funds Trust and the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Short-Intermediate Term Tax-Exempt Income Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund” and collectively, the “Funds”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the High Yield Fund offers one other class of shares: Institutional Shares and the Core Bond Fund offers two other classes of shares: Institutional Shares and Retirement Shares, each of which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find Specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an “SAI” and collectively, the “SAIs”), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the

Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund is fundamental and may not be changed without the approval of the shareholders. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 5.07% 12/31/00	Worst Quarter (2.26)% 6/30/04

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 1.32%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Core Bond Fund
Return Before Taxes	4.02%	4.99%	5.96%
Return After Taxes on Distributions	2.47%	3.20%	3.80%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	3.24%	3.79%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.33%	5.06%	6.24%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may

pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.47%
Acquired Fund Fees and Expenses (AFFE)	0.03%	*
Total Annual Fund Operating Expenses†	1.15%	**
Less Fee Waivers	(0.22)%	**
Net Annual Fund Operating Expenses†	0.93%	**

*	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.” On September 28, 2006, the Management Fee for the Core Bond Fund was reduced from 0.75% to 0.65%. The management fees have been adjusted to reflect estimated expenses attributed with this new rate.
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$95	$344	$612	$1,378

6

Intermediate-Term Bond Fund

Investment Objective

The Intermediate-Term Bond Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 10% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund maintains a dollar-weighted portfolio average life of 3 to 6 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve and the difference in yield and valuation among sectors of the fixed-income market place. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the

Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 4.69% 9/30/98	Worst Quarter (2.10)% 6/30/04

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 1.52%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Bond Fund
Return Before Taxes	3.77%	4.33%	5.60%
Return After Taxes on Distributions	2.24%	2.65%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	2.72%	3.52%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.08%	4.53%	5.81%

*	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.45%
Acquired Fund Fees and Expenses (AFFE)	0.02%	*
Total Annual Fund Operating Expenses†	0.82%	**
Less Fee Waivers	(0.05)%	**
Net Annual Fund Operating Expenses†	0.77%	**

*	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.”
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$79	$257	$450	$1,009

9

Short-Term Government Securities Fund

Investment Objective

The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Interest payments on these securities generally will be exempt from state and local personal taxes in most states. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund generally maintains a dollar-weighted portfolio average life of 1 to 3 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a low level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking to preserve capital through a diversified portfolio of fixed income securities and earn current income, and who are willing to accept the risks of investing in fixed income securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.29% 9/30/01	Worst Quarter (1.09)% 6/30/04

The Fund’s Shares class performance for quarter ended March 31, 2007 was 1.36%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Government Securities Fund
Return Before Taxes	3.94%	3.03%	4.49%
Return After Taxes on Distributions	2.54%	1.72%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	2.54%	1.81%	2.77%
Lehman Brothers 1-3 Year Government Bond Index (reflects no deductions for fees, expenses, or taxes)*	4.12%	2.97%	4.79%

*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.79%
Less Fee Waivers	(0.04)%	*
Net Annual Fund Operating Expenses	0.75%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$77	$248	$435	$974

12

High Yield Fund

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)

•	Convertible and non-convertible corporate debt obligations

•	Custodial receipts

•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities

•	Preferred stock

•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Fund’s portfolio, the Adviser performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investments in long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks

13

associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking a high level of current income through a diversified portfolio of fixed income securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 14.26% 6/30/03	Worst Quarter (11.44)% 9/30/02

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 3.86%.

This table compares the average annual total return of the Fund’s Shares class for the periods ended December 31, 2006 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception
High Yield Fund
Return Before Taxes	11.27%	6.53%	6.65%	*
Return After Taxes on Distributions	8.67%	1.82%	1.79%	*
Return After Taxes on Distributions and Sale of Fund Shares	7.22%	2.52%	2.53%	*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	11.64%	9.85%	8.79%	*

*	Since October 31, 2000.
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are rated below investment grade by S&P or Moody’s and must not be in default.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.89%
Distribution(12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.69%
Less Fee Waivers	(0.64)%	**
Net Annual Fund Operating Expenses	1.05%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the dated of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$470	$858	$1,944

15

Long-Term Tax-Exempt Fund

Investment Objective

The Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”), including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund normally will have a dollar weighted average life that exceeds ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities. In addition, longer-term investments tend to be more sensitive to interest rate changes.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that long-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking to maximize tax-exempt income through a diversified portfolio of fixed-income securities, and who are willing to accept risk of share price volatility.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 6.84% 12/31/00	Worst Quarter (3.45)% 12/31/99

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 0.64%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch 22+ Year Muni Index and the Lehman Brothers General Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Long-Term Tax-Exempt Fund
Return Before Taxes	4.35%	4.55%	4.72%
Return After Taxes on Distributions	4.26%	4.53%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	4.34%	4.52%
Merrill Lynch 22+ Year Muni Index (reflects no deduction for fees, expenses, or taxes)*	6.61%	7.33%	6.88%
Lehman Brothers General Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.84%	5.53%	5.76%

*	The Merrill Lynch 22+ Year Muni Index is an unmanaged index comprised of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.
**	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers General Municipal Bond Index. The Lehman Brothers General Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31,1990, having a remaining maturity of at least 1 year. The Fund has selected the Lehman Brothers General Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

17

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.06%
Less Fee Waivers	(0.26)%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$311	$560	$1,271

18

Intermediate-Term Tax-Exempt Fund

Investment Objective

The Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes, including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that intermediate-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking tax-exempt income through a diversified portfolio of fixed income securities, and who are willing to accept moderate share price volatility.

19

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 4.26% 9/30/02	Worst Quarter (2.26)% 6/30/04

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 0.62%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch 3-7 Year Municipal Bond Index, the Merrill Lynch 7-12 Year Municipal Bond Index and the Lehman Brothers 1-10 Year Blend Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Tax-Exempt Fund
Return Before Taxes	3.26%	3.93%	4.47%
Return After Taxes on Distributions	3.23%	3.76%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	3.78%	4.33%
Merrill Lynch 3-7 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	3.42%	4.34%	4.89%
Merrill Lynch 7-12 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.61%	5.70%	5.85%
Lehman Brothers 1-10 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)***	3.74%	4.25%	4.85%

*	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
***	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers 1-10 Year Blend Municipal Bond Index. The Lehman Brothers 1-10 Year Blend Municipal Bond Index is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of tax-exempt securities with up to ten-year maturities. The Fund has selected the Lehman Brothers 1-10 Year Blend Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

20

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.80%
Less Fee Waivers	(0.15)%	*
Net Annual Fund Operating Expenses	0.65%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$66	$240	$429	$976

21

Short-Term Tax-Exempt Securities Fund

Investment Objective

The Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes, including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities. The Fund will have a dollar weighted average life that normally will not exceed three years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that short-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a low level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking tax-exempt income through a diversified portfolio of fixed income securities with limited risk of share price volatility.

22

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 1.80% 3/31/01	Worst Quarter (0.85)% 6/30/04

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 0.73%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch 1-3 Year Municipal Bond Index and the Lehman Brothers 1-5 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Tax-Exempt Securities Fund
Return Before Taxes	2.53%	1.46%	2.77%
Return After Taxes on Distributions	2.53%	1.34%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	2.63%	1.38%	2.70%
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	3.25%	2.59%	3.68%
Lehman Brothers 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	3.52%	2.69%	3.94%

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
**	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers 1-5 Year Municipal Bond Index. The Lehman Brothers 1-5 Year Municipal Bond Index is a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. The Fund has selected the Lehman Brothers 1-5 Year Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

23

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.80%
Less Fee Waivers	(0.20)%	*
Net Annual Fund Operating Expenses	0.60%	*

*	The expense information in the table reflects contracted fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$61	$235	$425	$971

24

New York Intermediate-Term

Tax-Exempt Fund

Investment Objective

The New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”), including the federal alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City may face long-term economic problems that could seriously affect their ability, and that of other issuers of New York municipal securities, to meet their financial obligations. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that New York municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

25

Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept a moderate degree of share price volatility.

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 4.22% 9/30/02	Worst Quarter (2.07)% 6/30/99

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 0.65%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch 3-7 Year New York Municipal Bond Index, the Merrill Lynch 7-12 Year New York Municipal Bond Index and the Lehman Brothers Municipal 3-15 Year New York Blended Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
New York Intermediate-Term Tax-Exempt Fund
Return Before Taxes	3.36%	3.98%	4.42%
Return After Taxes on Distributions	3.36%	3.75%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	3.79%	4.24%
Merrill Lynch 3-7 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	3.48%	4.27%	4.87%
Merrill Lynch 7-12 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.52%	5.70%	5.97%
Lehman Brothers Municipal 3-15 Year New York Blended Index (reflects no deduction for fees, expenses, or taxes)***	4.29%	4.32%	5.30%

*	The Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
***	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers Municipal 3-15 Year New York Blended Index. The Lehman Brothers Municipal 3-15 Year New York Blended Index is comprised of all New York securities within the Lehman Brothers General Municipal Bond Index which mature in 2 to 17 years. The Fund has selected the Lehman Brothers New York Intermediate Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

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What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.99%
Less Fee Waivers	(0.19)%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$296	$529	$1,196

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California Short-Intermediate Term

Tax-Exempt Income Fund

Investment Objective

The California Short-Intermediate Term Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”), including the federal alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed seven years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of California municipal securities to meet their continuing obligations for the payment of principal and interest. California and its cities face long-term economic problems that could seriously affect their ability, and that of other issuers of California municipal securities to meet their financial obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that California municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

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Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept some degree of share price volatility.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.43% 9/30/02	Worst Quarter (1.62)% 6/30/04

The Fund’s Shares class performance for quarter ended March 31, 2007 was 0.79%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch 3-7 Year Municipal Index and the Lehman Brothers Quality 1-8 Year California Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
California Short-Intermediate Term Tax-Exempt Income Fund
Return Before Taxes	2.90%	2.93%	3.76%
Return After Taxes on Distributions	2.84%	2.91%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.08%	2.98%	3.74%
Merrill Lynch 3-7 Year Municipal Index (reflects no deductions for fees, expenses, or taxes)*	3.42%	4.34%	4.89%
Lehman Brothers Quality 1-8 Year California Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)**	3.45%	3.49%	4.31%

*	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers Quality 1-8 Year California Municipal Bond Index. The Lehman Brothers Quality 1-8 Year California Municipal Bond Index is comprised of California municipal bonds with maturities ranging from 1-8 years. The Fund has selected the Lehman Brothers Quality 1-8 Year California Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.55%
Acquired Fund Fees and Expenses (AFFE)	0.01%	*
Total Annual Fund Operating Expenses†	1.06%	**
Less Fee Waivers	(0.55)%	**
Net Annual Fund Operating Expenses†	0.51%	**

*	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.”
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$52	$282	$531	$1,244

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Liquidity Risk

A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

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U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Concentration Risk

A Fund’s concentration of investments in issuers located in a single state may make that Fund more susceptible to adverse political or economic developments affecting that state. An investment in such a Fund may involve more risk than in mutual funds that buy securities of issuers in numerous states. For detailed information on the state specific risks associated with the New York Intermediate-Term Tax-Exempt Fund’s concentration in securities of issuers located in the State of New York and the California Short-Intermediate Term Tax-Exempt Income Fund’s concentration in securities of issuers located in the State of California, please see the Funds’ SAI.

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High-Yield, Lower Rated Securities

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies: (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

33

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedules will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisers”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the California Short-Intermediate Term Tax-Exempt Income Fund. USTNA serves as investment adviser to the Core Bond, Intermediate-Term Bond, Short-Term Government Securities, High Yield, Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and New York Intermediate-Term Tax-Exempt Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, New York 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Core Bond Fund	0.39%
Intermediate-Term Bond Fund	0.30%
Short-Term Government Securities Fund	0.26%
High Yield Fund	0.37%
Long-Term Tax-Exempt Fund	0.24%
Intermediate-Term Tax-Exempt Fund	0.20%
Short-Term Tax-Exempt Securities Fund	0.10%
New York Intermediate-Term Tax-Exempt Fund	0.31%
California Short-Intermediate Term Tax-Exempt Income Fund	0.00%

34

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2008. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to- day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, as Managing Director, has been with U.S. Trust since 1996. A description of Mr. Zazzarino’s business experience is provided below.

Frank A. Salem, CFA, and Alexander D. Powers serve as the Intermediate-Term Bond Fund’s portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Salem, a Managing Director, has been the Fund’s portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Powers’s business experience is provided above.

Michael Zazzarino and Alexander D. Powers serve as the Short-Term Government Securities Fund’s portfolio co-managers. Mr. Zazzarino is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005. A description of Mr. Powers’s business experience is provided above.

A.K. Rodgers Ratcliffe, CFA, and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Pamela Hunter serves as the portfolio manager for the Short-Term Tax-Exempt Securities, Intermediate Term Tax-Exempt, Long-Term Tax- Exempt and New York Intermediate-Term Tax-Exempt Funds and is primarily responsible for the day-to-day management of those Funds. Ms. Hunter, a Managing Director and Chief Administrative Officer, has been with U.S. Trust since 2004. Prior to joining U.S. Trust, she was a founding partner of Strategic Wealthcare Partners from 2002-2003, and a managing director and director of Tax Exempt Investments at Chase Asset Management from 1980-2001.

Kathleen Meyer has served as the California Short-Intermediate Term Tax-Exempt Income Fund’s portfolio co-manager since 2001 and portfolio manager since 2006. Ms. Meyer, a Senior Vice President and Portfolio Manager, has been with the Adviser since 2000. Prior to joining U.S. Trust, she served as Vice President and Senior Portfolio Specialist with Merrill Lynch & Co.

Research, analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

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Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), U.S. Trust The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Corporation and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

Householding

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund's prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces

Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares

The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as “market timing”. The Funds are not intended as vehicles for market timing. The Boards of Directors/Trustees of the Funds have adopted the policies and procedures set forth below with respect to frequent trading of the Funds’ shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder’s future purchase orders, including exchange purchase orders, involving any Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the High Yield Fund imposes a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days of their purchase, as described below. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the High Yield Fund will impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged with 60 days of purchase, as described below.

For these purposes, a “round trip” is a purchase by any means into a Fund followed by a redemption of any amount, by any means out of the Fund. Under this definition, an exchange into the High Yield Fund followed by an exchange out of the same Fund is treated as

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a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Funds’ Automatic Investment Program, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a portion of purchase, redemption and exchange orders may be received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Funds may not be able to identify, deter or curtail certain market timing that occurs in the Funds which may result in certain shareholders being able to market time a Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the “Bank of America retirement plan service providers”)) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Funds following various suspension periods.

The Funds seeks to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

The High Yield Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 30 days of their purchase. The redemption fee is paid to the Fund. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the redemption fee will be assessed on fund shares redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase.

In determining which shares are being redeemed for purposes of assessing a redemption fee, we generally apply a first-in, first-out approach. For High Yield Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the High Yield Fund has received proper notification, unless the waiver is automatic as noted below. We’ll redeem any shares that are eligible for a waiver first.

A High Yield Fund shareholder won’t pay an otherwise applicable redemption fee on any of the following transactions:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner
•

shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, and money purchase pension accounts, where a Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

•	shares sold by certain investment funds [including those that the Advisers, Columbia Management Advisors, LLC or their affiliates manage] (automatic)
•

shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Funds that the program is not designed to be a vehicle for market timing

•

shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

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•	shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund
•	shares that were purchased by reinvested dividends (automatic)
•	shares that are redeemed or exchanged through the Fund’s Systematic Withdrawal Plan or similar affiliated or unaffiliated automated plans
•	the following retirement plan distributions:
•

lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan)

•	distributions from an individual retirement account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

The High Yield Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the High Yield Fund’s ability to assess redemption fees is generally limited by the intermediary’s policies and, accordingly, no redemption fees will be assessed on such redemptions.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds.” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and

registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

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General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”)). So, for you to receive the current business day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Boards of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

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Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any business day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

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How to Exchange Your Shares

You may exchange your Shares class shares on any business day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares

The High Yield Fund has adopted a distribution plan that allows the Shares class of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Shares class shares. However, fees are not currently being paid under the distribution plan with respect to Shares class. If the distribution plan is ever implemented with respect to Shares class, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Fund and available for such expenditure from time to time. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue

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sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income unless the Fund qualifies to distribute tax-exempt income. If the income is taxable, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but, if taxable, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

Regarding the Tax-Exempt Funds, the Funds anticipate that substantially all of their income dividends will be “exempt interest dividends,” which are exempt from regular federal income taxes. However, some distributions will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount,” and distributions of short and long-term capital gains. In addition, the Funds may invest a portion of their assets in securities that generate income that is not exempt from federal or state income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund will generally not be deductible for federal income tax purposes.

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A portion of the exempt-interest dividends may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any shares and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Short-Intermediate Term Tax-Exempt Income Fund consists of obligations, which if held by an individual would pay interest that is exempt from California personal income tax, then dividends paid by the Fund to its individual shareholders will be exempt from California personal income tax.

For investors in the Tax-Exempt Funds, interest income derived from securities issued by agencies or instrumentalities of a particular state for which the particular Fund is named may not be subject to taxation by that state or locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand the financial performance of each Fund’s Shares class for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the fiscal year ended March 31, 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during that period. The information for the fiscal years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). The information for the fiscal year ended March 31, 2007 was audited by PricewaterhouseCoopers LLP (“PwC”). E&Y’s reports, D&T’s reports and PwC’s report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

CORE BOND FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.84		$9.15	$9.43	$9.43	$8.95

Income From Investment Operations
Net Investment Income	0.39	[1]	0.37 [1]	0.37 [1]	0.38	0.47
Net Gains (Losses) on Investments (both realized and unrealized)	0.14	[1]	(0.18)[1]	(0.23)[1]	0.14	0.50

Total From Investment Operations	0.53		0.19	0.14	0.52	0.97

Less Distributions
Dividends From Net Investment Income	(0.39)		(0.38)	(0.37)	(0.38)	(0.48)
Distributions From Net Realized Gain on Investments	—		(0.12)	(0.05)	(0.14)	(0.01)

Total Distributions	(0.39)		(0.50)	(0.42)	(0.52)	(0.49)

Net Asset Value, End of Year	$8.98		$8.84	$9.15	$9.43	$9.43

Total Return	6.08%		2.00%	1.55%	5.74%	11.07%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$313.97		$281.77	$211.93	$269.03	$293.18
Ratio of Net Operating Expenses to Average Net Assets	0.90%		0.90%	0.90%	0.87%	0.84%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.20%		1.30%	1.27%	1.11%	0.95%
Ratio of Net Investment Income to Average Net Assets	4.36%		4.05%	3.99%	4.06%	5.10%
Portfolio Turnover Rate	49%		95%	90%	84%	120%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

44

INTERMEDIATE-TERM BOND FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$7.01		$7.16	$7.40	$7.39	$7.10

Income From Investment Operations
Net Investment Income	0.31	[1]	0.27 [1]	0.26 [1]	0.26	0.37
Net Gains (Losses) on Investments (both realized and unrealized)	0.09	[1]	(0.12)[1]	(0.22)[1]	0.11	0.36

Total From Investment Operations	0.40		0.15	0.03	0.37	0.73

Less Distributions
Dividends From Net Investment Income	(0.31)		(0.28)	(0.26)	(0.26)	(0.40)
Distributions From Net Realized Gain on Investments	—		(0.02)	(0.01)	(0.10)	(0.04)

Total Distributions	(0.31)		(0.30)	(0.27)	(0.36)	(0.44)

Net Asset Value, End of Year	$7.10		$7.01	$7.16	$7.40	$7.39

Total Return	5.79%		2.06%	0.45%	5.25%	10.50%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$467.28		$437.07	$410.39	$413.27	$404.63
Ratio of Net Operating Expenses to Average Net Assets	0.75%		0.72%	0.60%	0.56%	0.53%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.80%		0.81%	0.81%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	4.38%		3.74%	3.53%	3.56%	4.56%
Portfolio Turnover Rate	70%		75%	59%	85%	98%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

45

SHORT-TERM GOVERNMENT SECURITIES FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$6.92		$7.00	$7.22	$7.31	$7.11

Income From Investment Operations
Net Investment Income	0.25	[1]	0.20 [1]	0.18 [1]	0.16	0.26
Net Gains (Losses) on Investments (both realized and unrealized)	0.08	[1]	(0.04)[1]	(0.18)[1]	(0.03)	0.25

Total From Investment Operations	0.33		0.16	—	0.13	0.51

Less Distributions
Dividends From Net Investment Income	(0.28)		(0.24)	(0.22)	(0.20)	(0.26)
Distributions From Net Realized Gain on Investments	—		—	—	(0.02)	(0.05)

Total Distributions	(0.28)		(0.24)	(0.22)	(0.22)	(0.31)

Net Asset Value, End of Year	$6.97		$6.92	$7.00	$7.22	$7.31

Total Return	4.88%		2.36%	0.01%	1.90%	7.27%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$258.02		$339.17	$402.52	$469.22	$499.52
Ratio of Net Operating Expenses to Average Net Assets	0.75%		0.65%	0.60%	0.53%	0.49%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.79%		0.77%	0.79%	0.67%	0.64%
Ratio of Net Investment Income to Average Net Assets	3.65%		2.83%	2.57%	2.26%	3.22%
Portfolio Turnover Rate	128%		118%	106%	231%	170%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

46

HIGH YIELD FUND

	Year Ended March 31,
	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$4.53		$4.67	$4.71	$3.99		$6.20

Investment Operations
Net Investment Income	0.32	[1]	0.31 [1]	0.34 [1]	0.35	[1]	0.88 [1]
Net Gains (Losses) on Investments (both realized and unrealized)	0.26	[1]	(0.14)[1]	(0.08)[1]	0.71	[1]	(1.54)[1]

Total from Investment Operations	0.58		0.17	0.26	1.06		(0.66)

Less Distributions
Dividends From Net Investment Income	(0.31)		(0.31)[2]	(0.30)	(0.34)[3]		(1.55)[4]

Total Distributions	(0.31)		(0.31)	(0.30)	(0.34)		(1.55)

Net Asset Value, End of Year	$4.80		$4.53	$4.67	$4.71		$3.99

Total Return	13.41%		3.72%	5.54%	27.45%		(10.49)%
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$111.69		$136.99	$156.14	$151.48		$131.34
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.05%	1.04%	1.05%		1.08%
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.69%		1.29%	1.30%	1.36%		1.35%
Ratio of Net Investment Income to Average Net Assets	6.95%		6.84%	6.50%	7.79%		18.06%
Portfolio Turnover Rate	75%		62%	70%	170%		153%

Notes:
1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.01).
3.	Includes a tax return of capital of $(0.08).
4.	Includes a tax return of capital of $(0.51).
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

47

LONG-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.03	$10.07	$10.08	$9.95	$9.48

Income From Investment Operations
Net Investment Income	0.35 [1]	0.31 [1]	0.27 [1]	0.26	0.29
Net Gains (Losses) on Investments (both realized and unrealized)	0.16 [1]	(0.04)[1]	(0.01)[1]	0.13	0.47

Total From Investment Operations	0.51	0.27	0.27	0.39	0.76

Less Distributions
Dividends From Net Investment Income	(0.34)	(0.31)	(0.28)	(0.26)	(0.29)
Distributions from Net Realized Gain on Investments	(0.06)	—	—	—	—

Total Distributions	(0.40)	(0.31)	(0.28)	(0.26)	(0.29)

Net Asset Value, End of Year	$10.14	$10.03	$10.07	$10.08	$9.95

Total Return	5.21%	2.64%	2.68%	4.01%	8.12%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$65.38	$61.26	$62.82	$72.78	$94.97
Ratio of Net Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.73%	0.70%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.06%	1.02%	1.05%	0.80%	0.77%
Ratio of Net Investment Income to Average Net Assets	3.39%	3.01%	2.74%	2.64%	2.99%
Portfolio Turnover Rate	92%	88%	87%	111%	51%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

48

INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.29	$9.41	$9.69	$9.88	$9.39

Income From Investment Operations
Net Investment Income	0.31 [1]	0.29 [1]	0.26 [1]	0.26	0.31
Net Gains (Losses) on Investments (both realized and unrealized)	0.07 [1]	(0.11)[1]	(0.24)[1]	0.15	0.55

Total From Investment Operations	0.38	0.18	0.02	0.41	0.86

Less Distributions
Dividends From Net Investment Income	(0.31)	(0.29)	(0.26)	(0.26)	(0.31)
Distributions From Net Realized Gain on Investments	(0.02)	(0.01)	(0.04)	(0.34)	(0.06)

Total Distributions	(0.33)	(0.30)	(0.30)	(0.60)	(0.37)

Net Asset Value, End of Year	$9.34	$9.29	$9.41	$9.69	$9.88

Total Return	4.15%	1.93%	0.20%	4.19%	9.31%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$392.46	$352.70	$349.54	$387.62	$407.10
Ratio of Net Operating Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.56%	0.51%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.80%	0.80%	0.81%	0.63%	0.59%
Ratio of Net Investment Income to Average Net Assets	3.36%	3.09%	2.69%	2.60%	3.15%
Portfolio Turnover Rate	39%	69%	—	31%	48%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

49

SHORT-TERM TAX-EXEMPT SECURITIES FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$7.08		$7.13	$7.22	$7.20	$7.17

Income From Investment Operations
Net Investment Income	0.21	[1]	0.14 [1]	0.09 [1]	0.08	0.12
Net Gains (Losses) on Investments (both realized and unrealized)	0.02	[1]	(0.05)[1]	(0.09)[1]	0.02	0.03

Total From Investment Operations	0.23		0.09	—	0.10	0.15

Less Distributions
Dividends From Net Investment Income	(0.21)		(0.14)	(0.09)	(0.08)	(0.12)
Distributions From Net Realized Gain on Investments	—		—	— [2]	—	—

Total Distributions	(0.21)		(0.14)	(0.09)	(0.08)	(0.12)

Net Asset Value, End of Year	$7.10		$7.08	$7.13	$7.22	$7.20

Total Return	3.22%		1.33%	(0.01)%	1.40%	2.04%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$104.09		$133.21	$239.06	$360.60	$291.28
Ratio of Net Operating Expenses to Average Net Assets	0.60%		0.60%	0.60%	0.47%	0.46%
Ratio of Gross Operating Expenses to Average Net Assets[3]	0.80%		0.77%	0.76%	0.59%	0.58%
Ratio of Net Investment Income to Average Net Assets	2.89%		1.97%	1.21%	1.12%	1.57%
Portfolio Turnover Rate	38%		111%	10%	99%	31%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

50

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.55		$8.71	$8.97	$9.12	$8.74

Income From Investment Operations
Net Investment Income	0.27	[1]	0.24 [1]	0.22 [1]	0.22	0.27
Net Gains (Losses) on Investments (both realized and unrealized)	0.08	[1]	(0.04)[1]	(0.17)[1]	0.14	0.51

Total From Investment Operations	0.35		0.20	0.05	0.36	0.78

Less Distributions
Dividends From Net Investment Income	(0.27)		(0.24)	(0.22)	(0.22)	(0.27)
Distributions From Net Realized Gain on Investments	—		(0.12)	(0.09)	(0.29)	(0.13)

Total Distributions	(0.27)		(0.36)	(0.31)	(0.51)	(0.40)

Net Asset Value, End of Year	$8.63		$8.55	$8.71	$8.97	$9.12

Total Return	4.09%		2.25%	0.52%	4.06%	8.96%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$141.45		$131.03	$138.25	$178.11	$187.40
Ratio of Net Operating Expenses to Average Net Assets	0.80%		0.80%	0.80%	0.68%	0.67%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.99%		0.98%	0.98%	0.73%	0.72%
Ratio of Net Investment Income to Average Net Assets	3.09%		2.71%	2.46%	2.41%	2.96%
Portfolio Turnover Rate	51%		83%	15%	42%	43%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

51

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$7.16	$7.27	$7.49	$7.49	$7.27

Income From Investment Operations
Net Investment Income	0.23 [1]	0.23 [1]	0.23 [1]	0.24	0.25
Net Gains (Losses) on Investments (both realized and unrealized)	0.03 [1]	(0.11)[1]	(0.22)[1]	—	0.22

Total From Investment Operations	0.26	0.12	0.01	0.24	0.47

Less Distributions
Dividends From Net Investment Income	(0.23)	(0.23)	(0.23)	(0.24)	(0.25)
Distribution From Net Realized Gain on Investments	(0.03)	—	—	—	— [2]

Total Distribution	(0.26)	(0.23)	(0.23)	(0.24)	(0.25)

Net Asset Value, End of Year	$7.16	$7.16	$7.27	$7.49	$7.49

Total Return	3.65%	1.60%	0.20%	3.19%	6.59%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$56.61	$66.36	$62.95	$66.89	$66.19
Ratio of Net Operating Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.46%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.05%	1.03%	1.05%	0.90%	0.50%
Ratio of Net Income to Average Net Assets	3.16%	3.11%	3.18%	3.14%	3.36%
Portfolio Turnover Rate	7%	48%	10%	15%	9%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

52

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.

Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;

•

when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

53

•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2007 Excelsior Funds. All rights reserved. (06/07)

54

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs, dated July 1, 2007, include detailed information about Excelsior Funds, Inc, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s, Excelsior Funds Trust’s and Excelsior Tax-Exempt Funds, Inc.’s Investment Company Act registration numbers are 811-4088, 811-8490 and 811-4101, respectively.

PRO-FIXEDINC-0707

Excelsior Retirement Shares

July 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

LARGE CAP GROWTH FUND

EQUITY INCOME FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

CORE BOND FUND

RETIREMENT SHARES CLASS

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Retirement Shares class of the Equity Income and Mid Cap Value and Restructuring Funds of Excelsior Funds Trust and the Large Cap Growth, Value and Restructuring, Small Cap and Core Bond Funds of Excelsior Funds, Inc. (each, a “Fund” and collectively, the “Funds”) that you should know before investing. In addition to the Retirement Shares class, which is offered by this prospectus, the Large Cap Growth, Value and Restructuring, Mid Cap Value and Restructuring, and Core Bond Funds offer two other classes of shares: Shares and Institutional Shares, and the Equity Income and Small Cap Funds offer one other class of shares: Shares, each of which is offered in a separate prospectus. The Retirement Shares of the Funds offered hereby are generally available only to certain group retirement plans. For more information, please see the section entitled “Purchasing, Selling and Exchanging Fund Shares.” Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an “SAI” and collectively, the “SAIs”), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

Certain Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks. Certain Funds invest in “fixed income securities,” which include bonds and other debt securities.

The following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objectives of the Core Bond and Value and Restructuring Funds are fundamental and may not be changed without the approval of their shareholders. The investment objectives of the Equity Income, Large Cap Growth, Mid Cap Value and Restructuring and Small Cap Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $470 million to approximately $428 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 6.56% 9/30/05	Worst Quarter (6.11)% 6/30/06

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 3.06%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Russell 1000® Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Large Cap Growth Fund
Return Before Taxes	7.19%	9.14%	*
Return After Taxes on Distributions	7.19%	9.14%	*
Return After Taxes on Distributions and Sale of Fund Shares	4.67%	7.82%	*
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)**	9.07%	7.15%	*

*	Since December 31, 2004.
**

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.45%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.70%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.70%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$173	$536	$923	$2,009

6

Equity Income Fund

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

The Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Fund invests in stocks that historically pay above-average dividends or that the Adviser believes are likely to grow their dividend. The Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks, preferreds, and convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund is also subject to risks particular to its investments in convertible securities. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 7.03% 12/31/06	Worst Quarter (1.52)% 3/31/05

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 1.17%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Income Fund
Return Before Taxes	16.11%	6.76%	*
Return After Taxes on Distributions	15.86%	6.47%	*
Return After Taxes on Distributions and Sale of Fund Shares	10.77%	5.73%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	10.22%	*

*	Since December 31, 2004.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.71%
Less Fee Waivers	(0.11)%	**
Net Annual Fund Operating Expenses	1.60%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$163	$528	$918	$2,010

9

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 8.30% 12/31/06	Worst Quarter (2.58)% 3/31/05

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 3.27%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Value and Restructuring Fund
Return Before Taxes	14.31%	11.86%	*
Return After Taxes in Distributions	14.22%	11.75%	*
Return After Taxes in Distributions and Sale of Fund Shares	9.40%	10.15%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	10.22%	*
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)***	22.25%	14.40%	*

*	Since December 31, 2004.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***

The Russell 1000® Value Index is an unmanaged index composed of the companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that is composed of the 1,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.45%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.55%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

12

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $936 million to approximately $22 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 9.06% 12/31/06	Worst Quarter (3.36)% 6/30/06

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 0.23%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Russell Mid Cap Index and the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Mid Cap Value and Restructuring Fund
Return Before Taxes	18.86%	11.32%	*
Return After Taxes on Distributions	18.86%	11.32%	*
Return After Taxes on Distributions and Sale of Fund Shares	12.26%	9.69%	*
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)**	15.26%	13.95%	*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	20.22%	16.37%	*

*	Since December 31, 2004.
**	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
***	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.49%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.64%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

15

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000 Index (the “Index”), measured at the time of purchase by the Fund. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $25.2 million to approximately $3.8 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the

Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 15.74% 3/31/06	Worst Quarter (5.28)% 6/30/06

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 6.33%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Small Cap Fund
Return Before Taxes	15.63%	8.54%	*
Return After Taxes on Distributions	14.50%	7.61%	*
Return After Taxes on Sales of Fund Shares	11.70%	7.27%	*
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)**	18.37%	11.25%	*

*	Since December 31, 2004.
**	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.49%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.74%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

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Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

19

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 3.52% 9/30/06	Worst Quarter (0.92)% 9/30/05

The Fund’s Retirement Shares class performance for the quarter ended March 31, 2007 was 1.21%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2006, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Core Bond Fund
Return Before Taxes	3.49%	3.00%	*
Return After Taxes on Distributions	2.14%	1.45%	*
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	1.69%	*
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.33%	3.38%	*

*	Since December 31, 2004.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.47%
Distribution (12b-1) Fees	0.50%
Acquired Fund Fees and Expenses (AFFE)	0.03%	*
Total Annual Fund Operating Expenses†	1.65%	**
Less Fee Waivers	(0.22)%	**
Net Annual Fund Operating Expenses†	1.43%	**

*	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.40%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.” On September 28, 2006, the Management Fee for the Core Bond Fund was reduced from 0.75% to 0.65%. The management fees have been adjusted to reflect estimated expenses attributed with this new rate.
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$146	$499	$876	$1,936

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these

22

companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities

23

transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

High-Yield, Lower Rated Securities Risk

High-Yield, Lower Rated Securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness.

•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.

•

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mort-

24

gage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

25

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These other investments and strategies, which are not principal investments or strategies of the Funds, are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedules will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisers”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the Value and Restructuring and Small Cap Funds. USTNA serves as investment adviser to the Large Cap Growth, Equity Income, Mid Cap Value and Restructuring and Core Bond Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and per-

sonal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establishes policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Large Cap Growth Fund	0.74%
Equity Income Fund	0.64%
Value and Restructuring Fund	0.60%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%
Core Bond Fund	0.39%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2008. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

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The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to- day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust , and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA, serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided above.

Thomas M. Galvin, CFA, serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), U.S. Trust, The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the

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District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Advisers’ ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section explains how to purchase, sell (sometimes called “redeem”) and exchange Retirement Shares of the Funds.

Retirement Shares

•	No sales charge
•	12b-1 fees

Retirement Shares are offered to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”). While there is no limit in the size of a group retirement plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller group retirement plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans. For information on how to open an account and set up procedures for placing transactions call (800) 446-1012 (from overseas, call (617) 483-7297). Participants in group retirement plans who desire to invest through such plans with which they have an account should contact their plan sponsor for information on how to invest in the Retirement Shares and for information regarding their accounts.

Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this prospectus. The group retirement plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the group retirement plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the group retirement plans from those described in this prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this prospectus and the SAIs. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Group retirement plans with plan assets in excess of $10 million are eligible to purchase the Shares class. Since the Shares class has lower expenses than the Retirement Shares class, plans eligible for the Shares class should purchase the Shares class. Group retirement plans that have assets of up to $10 million should purchase the Retirement Shares class.

Householding

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund's prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares

The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as “market timing”. The Funds are not intended as vehicles for market timing. The Boards of Directors/Trustees of the Funds have adopted the policies and procedures set forth below with respect to frequent trading of the Funds’ shares.

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The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder’s future purchase orders, including exchange purchase orders, involving any Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the Funds, except the Core Bond Fund, impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days of their purchase. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the Funds, except the Core Bond Fund, will impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of purchase, as described below.

For these purposes, a “round trip” is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds.

However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a portion of purchase, redemption and exchange orders may be received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Funds may not be able to identify, deter or curtail certain market timing that occurs in the Funds which may result in certain shareholders being able to market time a Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the “Bank of America retirement plan service providers”)) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Funds following various suspension periods.

The Funds seek to act in a manner that they believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Each Fund, except Core Bond Fund, will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 30 days of their purchase. The redemption fee is paid to the Funds. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the redemption fee will be assessed, subject to limited exceptions, on Fund shares redeemed (either by selling shares or by exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Funds.

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In determining which shares are being redeemed for purposes of assessing a redemption fee, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification, unless the waiver is automatic as noted below. We’ll redeem any shares that are eligible for a waiver first.

A Fund shareholder won’t pay an otherwise applicable redemption fee on any of the following transactions:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

•

shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, and money purchase pension accounts, where Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

•	shares sold by certain investment funds [including those that the Advisers, Columbia Management Advisors, LLC or their affiliates may manage] (automatic)

•

shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Funds that the program is not designed to be a vehicle for market timing

•

shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

•	shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Funds

•	shares that were purchased by reinvested dividends (automatic)

•	the following retirement plan distributions:

•

lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan)

•	distributions from an individual retirement account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

Each Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Funds’ ability to assess redemption fees is generally limited by the intermediary’s policies and, accordingly, no redemption fees will be assessed on such redemptions.

How to Purchase Fund Shares

Group retirement plans (“Investors”) may purchase shares directly by:

•	Mail
•	Wire
•	Telephone, or
•	Automated Clearinghouse (ACH)

To purchase shares, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. For payment by check, checks should be made payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

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The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”). So, for you to receive the current business day’s NAV, the Funds’ transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and

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it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

Investors may sell shares by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Investors may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. Investors should call (800) 446-1012 (from overseas, call (617) 483-7297) with any questions.

Investors may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Investors should be sure to indicate the name of the Fund, the number of shares to be sold, the account number and should be sure to sign the request.

If an Investor previously indicated on the account application or arranged in writing to do so, an Investor may sell (sometimes called “redeem”) shares on any business day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives the request in good order.

Receiving Your Money

Normally, we will send sale proceeds the Business Day after we receive a request in good order. The proceeds can be wired to a bank account or sent by check. If an Investor recently purchased shares by check, redemption proceeds may not be available until the check has cleared (which may take up to 15 days from the date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of the redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that shares would ever be redeemed in kind, but if they were an Investor would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If the account balance drops below $500 because of redemptions, an Investor may be required to sell shares. But, we will always give an Investor at least 60 days’ written notice to give an Investor time to add to the account and avoid the sale of shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend an Investor’s right to sell shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

Investors may exchange shares on any business day for Retirement Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If an Investor recently purchased shares by check, an Investor may not be able to exchange shares until the check has cleared (which may take up to 15 days from the date of purchase). This exchange privilege may be changed or canceled at any time.

When an Investor exchanges shares, they are really selling their shares and buying other Fund shares. So, the sale price and purchase price will be based on the NAV next calculated after the Fund receives the exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk.

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Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If an Investor transacts with a Fund over the telephone, it will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange request, providing periodic account statements and other administrative services.

Distribution of Fund Shares

The Funds have adopted a distribution plan that allows the Retirement Shares of the Funds to reimburse their distributor or other providers for costs and expenses incurred in providing services relating to the offering and sale of such shares in an amount not to exceed the annual rate at 0.50% of the average daily net asset value of each Fund’s outstanding Retirement Shares. These 12b-1 fees are paid out of the Fund’s assets on an ongoing basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges. In many cases, these 12b-1 fees are expected to be used by the recipient(s) to offset what would otherwise be additional fees and expenses charged by third-party administrators to qualified group retirement plans.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. Subject to NASD regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

The Equity Funds distribute dividends from their income quarterly. The Core Bond Fund distributes income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash.

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Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the underlying income to the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Retirement Shares class of each Fund. This information is intended to help you understand the financial performance of each Fund’s Retirement Shares class for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the period ended March 31, 2005 and the fiscal year ended March 31, 2006 was audited by Deloitte & Touche LLP (“D&T”). The information for the fiscal year ended March 31, 2007 was audited by PricewaterhouseCoopers LLP (“PwC”). D&T’s reports and PwC’s report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

LARGE CAP GROWTH FUND

	Year Ended March 31,				Period Ended March 31, 2005[1]
	2007		2006
Net Asset Value, Beginning of Period	$9.82		$8.02		$8.49

Net Investment Income (Loss)	(0.12)[2]		(0.11)[2]		(0.03)[2]
Net Realized and Unrealized Gain (Loss) of Investments	0.75	[2]	1.91	[2]	(0.44)[2]

Total From Investment Operations	0.63		1.80		(0.47)

Net Asset Value, End of Period	$10.45		$9.82		$8.02

Total Return	6.42%		22.44%		(5.54)%	[3]
Net Assets, End of Period (000’s)	$3		$3		$1
Ratio of Net Operating Expenses to Average Net Assets	1.69%		1.70%		1.55%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.70%		1.99%		1.78%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%		(1.20)%		(1.45)%	[4]
Portfolio Turnover Rate	33%		24%		25%	[3]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

35

EQUITY INCOME FUND

	Year Ended March 31,			Period Ended March 31, 2005[1]
	2007		2006
Net Asset Value, Beginning of Period	$8.59		$8.43	$8.50

Net Investment Income (Loss)	0.12	[2]	0.15 [2]	—	[2,3]
Net Realized and Unrealized Gain (Loss) of Investments and Options	0.96	[2]	0.18 [2]	(0.07)[2]

Total From Investment Operations	1.08		0.33	(0.07)

Dividends From Net Investment Income	(0.13)		(0.15)	—
Distributions From Net Realized Gain on Investments and Options	—		(0.02)	—

Total Distributions	(0.13)		(0.17)	—

Net Asset Value, End of Period	$9.54		$8.59	$8.43

Total Return	12.68%		4.04%	(1.52)%	[4]
Net Assets, End of Period (000’s)	$1		$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.59%	[7]	1.60%	1.55%	[5]
Ratio of Gross Operating Expenses to Average Net Assets[6]	1.71%		1.84%	1.76%	[5]
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%		1.78%	0.02%	[5]
Portfolio Turnover Rate	27%		46%	19%	[4]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Amount represents less than $0.01 per share.
4.	Not annualized.
5.	Annualized.
6.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
7.	The ratio of net operating expenses would have been 1.60% if custody credits had not been included.

36

VALUE AND RESTRUCTURING FUND

	Year Ended March 31,				Period Ended March 31, 2005[1]
	2007		2006
Net Asset Value, Beginning of Period	$49.35		$41.49		$42.43

Net Investment Income (Loss)	0.22	[2]	0.42	[2]	(0.04)[2]
Net Realized and Unrealized Gain (Loss) of Investments and Options	4.98	[2]	7.81	[2]	(0.90)[2]

Total From Investment Operations	5.20		8.23		(0.94)

Dividends From Net Investment Income	(0.25)		(0.37)		—

Total Distributions	(0.25)		(0.37)		—

Net Asset Value, End of Period	$54.30		$49.35		$41.49

Total Return	10.58%		19.95%		(2.58)%	[3]
Net Assets, End of Period (000’s)	$2,926		$896		$1
Ratio of Net Operating Expenses to Average Net Assets	1.55%		1.56%		1.57%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.55%		1.56%		1.59%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%		0.90%		(0.35)%	[4]
Portfolio Turnover Rate	13%		12%		8%	[3]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

37

MID CAP VALUE AND RESTRUCTURING FUND

	Year Ended March 31,				Period Ended March 31, 2005[1]
	2007		2006
Net Asset Value, Beginning of Period	$19.62		$16.78		$17.26

Net Investment Income (Loss)	0.70	[2]	(0.06)[2]		(0.01)[2]
Net Realized and Unrealized Gain (Loss) of Investments	1.16	[2]	2.90	[2]	(0.47)[2]

Total From Investment Operations	1.86		2.84		(0.48)

Dividends From Net Investment Income	—		—		—
Distributions From Net Realized Gain on Investments	—	[6]	—		—

Total Distributions	—	[6]	—		—

Net Asset Value, End of Period	$21.48		$19.62		$16.78

Total Return	9.48%		16.92%		(3.01)%	[3]
Net Assets, End of Period (000’s)	$1,097		$1		$1
Ratio of Net Operating Expenses to Average Net Assets	1.61%		1.46%		1.56%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.64%		1.46%		1.66%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	3.38%		(0.34)%		(0.13)%	[4]
Portfolio Turnover Rate	25%		23%		28%	[3]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
6.	Amount represents less than $0.01 per share.

38

SMALL CAP FUND

	Year Ended March 31,		Period Ended March 31, 2005[1]
	2007	2006
Net Asset Value, Beginning of Period	$19.12	$16.12	$17.00

Net Investment Income (Loss)	(0.22)[2]	(0.19)[2]	(0.04)[2]
Net Realized and Unrealized Gain (Loss) of Investments	1.34 [2]	4.08 [2]	(0.84)[2]

Total From Investment Operations	1.12	3.89	(0.88)

Distributions From Net Realized Gain on Investments	(1.26)	(0.89)	—

Total Distributions	(1.26)	(0.89)	—

Net Asset Value, End of Period	$18.98	$19.12	$16.12

Total Return	6.23%	24.83%	(5.23)%	[3]
Net Assets, End of Period (000’s)	$1,827	$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.74%	1.56%	1.55%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.74%	1.56%	1.58%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21)%	(1.13)%	(1.28)%	[4]
Portfolio Turnover Rate	52%	65%	61%	[3]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

39

CORE BOND FUND

	Year Ended March 31,			Period Ended March 31, 2005[1]
	2007		2006
Net Asset Value, Beginning of Period	$8.85		$9.16	$9.27

Net Investment Income (Loss)	0.34	[2]	0.33 [2]	0.07	[2]
Net Realized and Unrealized Gain (Loss) of Investments	0.13	[2]	(0.19)[2]	(0.06)[2]

Total From Investment Operations	0.47		0.14	0.01

Dividends From Net Investment Income	(0.34)		(0.33)	(0.12)
Distributions From Net Realized Gain on Investments	—		(0.12)	—

Total Distributions	(0.34)		(0.45)	(0.12)

Net Asset Value, End of Period	$8.98		$8.85	$9.16

Total Return	5.47%		1.48%	0.10%	[3]
Net Assets, End of Period (000’s)	$1		$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.40%		1.40%	1.40%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.70%		1.78%	1.77%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	3.86%		3.57%	3.60%	[4]
Portfolio Turnover Rate	49%		95%	90%	[3]

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

40

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.

Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;

•

when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

41

•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling (800) 446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at (800) 446-1012.

©2007 Excelsior Funds. All rights reserved. (07/07)

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Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 1, 2007, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-RETIRE-0707

Excelsior Institutional Funds

July 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE AND RESTRUCTURING FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS FUND

CORE BOND FUND

HIGH YIELD FUND

MONEY FUND

INSTITUTIONAL SHARES CLASS

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Large Cap Growth, Value and Restructuring, Emerging Markets, Core Bond, and Money Funds of Excelsior Funds, Inc., and the Equity Opportunities (formerly, the Equity Core Fund), Mid Cap Value and Restructuring, International Equity, and High Yield Funds of Excelsior Funds Trust (each, a “Fund” and collectively, the “Funds”) that you should know before investing. In addition to the Institutional Shares class, which is offered in this prospectus, the Large Cap Growth, Value and Restructuring, Mid Cap Value and Restructuring, and Core Bond Funds offer two other classes of shares: Shares and Retirement Shares, and the Equity Opportunities, Emerging Markets, High Yield and Money Funds offer one other class of shares: Shares, each of which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an “SAI” and collectively, the “SAIs”), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

Certain Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks. Certain Funds invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective for the Value and Restructuring Money, Core Bond, High Yield and Money Funds is fundamental and may not be changed without the approval of the shareholders. The investment objective for the Equity Opportunities, Large Cap Growth, Emerging Markets, Mid Cap Value and Restructuring, and International Equity Funds is not fundamental and may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Institutional Shares class for the past calendar year.

Best Quarter 9.94% 3/31/06	Worst Quarter (1.68)% 6/30/06

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 3.20%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Opportunities Fund
Return Before Taxes	19.67%	14.49%	*
Return After Taxes on Distributions	19.53%	14.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	12.95%	12.41%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	12.12%	*
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)***	15.46%	12.75%	*

*	Since January 31, 2005.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000® Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.99%
Less Fee Waivers	(0.19)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. This Agreement will renew automatically for an additional 12 month period unless the Adviser terminates this Agreement by providing written notice to the Fund prior to the expiration of the current term. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$296	$529	$1,196

6

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $470 million to approximately $428 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class† from year to year.

Best Quarter 39.37% 12/31/98	Worst Quarter (28.35)% 3/31/01

†	The chart shows returns for the Shares class of the Fund (which are not offered by this Prospectus) because the Institutional Shares have not had a full calendar year of operations. The Fund began offering its Institutional Shares on November 9, 2006. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the quarter ended March 31, 2007 was 3.11%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 1000® Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	7.87%	1.46%	4.24%	*
Return After Taxes on Distributions	7.87%	1.46%	4.24%	*
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	1.25%	3.69%	*
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)***	9.07%	2.69%	3.06%	**

*	Since October 1, 1997.
**	Since September 30, 1997.
***

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%
Less Fee Waivers	(0.01)%	**
Net Annual Fund Operating Expenses	0.95%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.95%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$97	$305	$530	$1,177

9

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 22.25% 6/30/03	Worst Quarter (3.27)% 3/31/03

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 3.47%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006 to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Value and Restructuring Fund
Return Before Taxes	15.12%	22.93%	*
Return After Taxes on Distributions	14.92%	22.70%	*
Return After Taxes on Distributions and Sale of Fund Shares	10.07%	20.23%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	16.01%	*
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)***	22.25%	19.93%	*

*	Since September 30, 2002.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***

The Russell 1000® Value Index is an unmanaged index composed of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000® Index. The Russell 1000® Index is an unmanaged index composed of 1000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.84%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

12

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of March 31, 2007, the market capitalization of the companies in the Index ranged from approximately $936 million to approximately $22 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 26.81% 12/31/99	Worst Quarter (20.61)% 9/30/02

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 0.46%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the Russell Mid Cap® Index and the Russell Mid Cap® Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Mid Cap Value and Restructuring Fund
Return Before Taxes	19.71%	12.20%	15.37%
Return After Taxes on Distributions	19.69%	12.10%	13.36%
Return After Taxes on Distributions and Sale of Fund Shares	12.83%	10.65%	12.57%
Russell Mid Cap® Index (reflects no deduction for fees, expenses, or taxes)*	15.26%	12.88%	12.14%
Russell Mid Cap® Value Index (reflects no deduction for fees, expenses, or taxes)**	20.22%	15.88%	13.65%

*	The Russell Mid Cap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
**	The Russell Mid Cap® Value Index is an unmanaged index that measures the performance of Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.88%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

15

International Equity Fund

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since their economies and securities markets are less developed, and political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capi-

16

talization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, who are willing to accept the risks of investing in companies located in foreign countries.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 40.28% 12/31/99	Worst Quarter (20.92)% 9/30/02

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 4.21%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the MSCI-ACWI ex U.S. Index and the MSCI-EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Equity Fund
Return Before Taxes	22.89%	14.72%	6.13%
Return After Taxes on Distributions	22.94%	14.61%	5.08%
Return After Taxes on Distributions and Sale of Fund Shares	15.24%	12.96%	4.82%
MSCI-ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)*	27.16%	16.87%	8.59%
MSCI-EAFE Index (reflects no deduction for fees, expenses, or taxes)**	26.34%	14.98%	7.71%

*	The MSCI-ACWI ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
**	The MSCI-EAFE Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

17

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.42%
Less Fee Waivers	(0.32)%	**
Net Annual Fund Operating Expenses	1.10%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$418	$746	$1,674

18

Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

19

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Institutional Shares class for the past calendar year.

Best Quarter 17.76% 12/31/06	Worst Quarter (4.36)% 6/30/06

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was (0.63)%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Emerging Markets Fund
Return Before Taxes	34.18%	37.22%	*
Return After Taxes on Distributions	33.31%	36.70%	*
Return After Taxes on Distributions and Sale of Fund Shares	23.84%	32.31%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	32.17%	37.22%	**

*	Since March 31, 2005.
**	Since March 31, 2005.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 global emerging market countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

20

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.41%
Acquired Fund Fees and Expenses (AFFE)	0.02%	**
Total Annual Fund Operating Expenses†	1.68%	***
Less Fee Waivers	(0.06)%	***
Net Annual Fund Operating Expenses†	1.62%	***

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2008. This Agreement will renew automatically for an additional 12 month period unless the Adviser terminates this Agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.”
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$165	$524	$907	$1,982

21

Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

22

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Institutional Shares class for the past calendar year.

Best Quarter 3.70% 9/30/06	Worst Quarter (0.61)% 3/31/06

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 1.38%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Core Bond Fund
Return Before Taxes	4.25%	4.68%	**
Return After Taxes on Distributions	2.63%	2.76%	**
Return After Taxes on Distributions and Sale of Fund Shares	2.73%	2.93%	**
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.33%	4.91%	**

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
**	Since November 30, 2005.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

23

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Acquired Fund Fees and Expenses (AFFE)	0.03%	*
Total Annual Fund Operating Expenses†	0.92%	**
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses†	0.68%	**

*	“Acquired Fund Fees and Expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
**	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.65%. This waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds. For more information, see “Investment Adviser.” On September 28, 2006, the Management Fee for the Core Bond Fund was reduced from 0.75% to 0.65%. The net annual fund operating expenses have been adjusted to reflect estimated expenses attributed with this new rate.
†	The total and net annual fund operating expenses in this fee table may differ from the expense ratio in the Fund’s “Financial Highlights” because the Financial Highlights include only the Fund’s direct operating expenses and do not include AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$69	$269	$486	$1,109

24

High Yield Fund

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)

•	Convertible and non-convertible corporate debt obligations

•	Custodial receipts

•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities

•	Preferred stock

•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Fund’s portfolio, the Adviser performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investments in long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

25

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risks, currency risks, liquidity risk, expropriation risk and emerging markets risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking a high level of current income through a diversified portfolio of fixed income securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund’s Institutional Shares class performance from year to year.

Best Quarter 14.32% 6/30/03	Worst Quarter (11.36)% 9/30/02

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 4.14%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
High Yield Fund
Return Before Taxes	11.31%	6.73%	6.88%	*
Return After Taxes on Distributions	8.61%	1.94%	1.91%	*
Return After Taxes on Distributions and Sale of Fund Shares	7.24%	2.64%	2.65%	*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	11.64%	9.85%	8.79%	*

*	Since October 31, 2000.
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

26

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.35%
Less Fee Waivers	(0.55)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	This redemption fee is charged if you redeem or exchange your shares within a certain number of days of the date of purchase. See “Fund Policy on Trading of Fund Shares” for more information. Currently, this redemption fee is charged on shares redeemed or exchanged within 30 days of the date of purchase. Beginning with purchases or exchanges made on or after August 1, 2007, this redemption fee will be charged on shares redeemed or exchanged within 60 days of the date of purchase.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$373	$687	$1,576

27

Money Fund

Investment Objective

The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Principal Investment Strategy

The Fund invests substantially all of its assets in high quality, U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers’ acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Investments in U.S. government securities, while minimizing risk of loss, may produce a lower yield than investments in other types of instruments.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors seeking current income, liquidity and stability of principal.

28

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 1.61% 12/31/00	Worst Quarter 0.20% 3/31/04

The Fund’s Institutional Shares class performance for the quarter ended March 31, 2007 was 1.25%.

This table shows the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2006.

	1 Year	5 Year	Since Inception
Money Fund	4.86%	2.30%	3.12%	*

*	Since December 16, 1999

Call (800) 881-9358 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.43%
Less Fee Waivers	(0.13)%	*
Net Annual Fund Operating Expenses	0.30%	*

*	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.30%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$31	$125	$228	$530

29

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in

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fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Health Care Risk

The Fund may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the health care sector, the Fund’s investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

Fixed income investments are subject to the possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund may also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage

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loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

High-Yield, Lower Rated Securities Risk

High-Yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

•

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest on dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.

•

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds’ municipal securities. Constitutional or legislative limits on

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borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

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More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisers”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the Value and Restructuring, Emerging Markets, and Money Funds. USTNA serves as investment adviser to the Equity Opportunities, Mid Cap Value and Restructuring, International Equity, Core Bond and High Yield Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, New York 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust and the Board of Directors of Excelsior Funds, Inc. supervises the Advisers and establishes policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Equity Opportunities Fund	0.56%
Large Cap Growth Fund	0.74%
Value and Restructuring Fund	0.60%
Mid Cap Value and Restructuring Fund	0.65%
International Equity Fund	0.68%
Emerging Markets Fund	1.19%
Core Bond Fund	0.39%
High Yield Fund	0.37%
Money Fund	0.12%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2008. In addition, the agreement will renew automatically

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for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Funds prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA, serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided below.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005.

David J. Linehan, CFA and Donald Elefson, CFA, serve as the portfolio co-managers of the International Equity Fund. Mr. Linehan and Mr. Elefson are primarily responsible for the day-to-day management of the Fund.

Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the International Equity Fund since July 1998. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Equity Fund since 2004. He has been with U.S. Trust since 1998.

Donald Elefson, CFA, serves as the portfolio manager for the Emerging Markets Fund. A description of his business experience is provided above.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

A.K. Rodgers Ratcliffe, CFA, and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bayles, has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

Thomas M. Galvin, CFA, serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President

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and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), U.S. Trust, The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Corporation and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are generally offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts and to certain investment advisory clients of the Adviser who are part of an employer-sponsored program intended to facilitate investment for officers, employees and other associated persons. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Funds. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

Householding

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542.1061 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares (except Money Funds)

The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as “market timing”. The

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Funds are not intended as vehicles for market timing. The Boards of Directors/Trustees of the Funds have adopted the policies and procedures set forth below with respect to frequent trading of the Funds’ shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if the Funds detect that any shareholder has conducted two “round trips” (as defined below) in a Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Funds will reject the shareholder’s future purchase orders, including exchange purchase orders, involving any Fund (other than a money market fund). In addition, if the Funds determine that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Funds may, in their discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Fund, and also retain the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the Funds, except Core Bond and Money Funds, impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days of their purchase. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, each Fund, except the Core Bond and Money Funds, will impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase, as described below.

For these purposes, a “round trip” is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Funds’ Automatic Investment Program, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement

Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a portion of purchase, redemption and exchange orders may be received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Funds may not be able to identify, deter or curtail certain market timing that occurs in the Funds which may result in certain shareholders being able to market time a Fund while the shareholders in the Fund bears the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the “Bank of America retirement plan service providers”)) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Funds following various suspension periods.

The Funds seeks to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Each Fund, except Core Bond and Money Funds, will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 30 days of their purchase. Beginning with purchases (including purchases by exchange) on or after August 1, 2007, the redemption fee will be assessed by each Fund except the Core Bond and Money Funds,

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subject to limited exceptions, on Fund shares redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund.

In determining which shares are being redeemed, for the purposes of assessing a redemption fee, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the applicable Fund has received proper notification, unless the waiver is automatic as noted below. The Funds will redeem any shares that are eligible for a waiver first.

A Fund shareholder won’t pay an otherwise applicable redemption fee on any of the following transactions:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

•

shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, and money purchase pension accounts, where a Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

•	shares sold by certain investment funds [including those that the Advisers, Columbia Management Advisors LLC, or their affiliates may manage] (automatic)

•

shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Funds that the program is not designed to be a vehicle for market timing

•

shares sold by accounts maintained by a financial institution or intermediary where a Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

•	shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Funds

•	shares that were purchased by reinvested dividends (automatic)
•	shares that are redeemed or exchanged through the Funds’ Systematic Withdrawal Plan or similar affiliated or unaffiliated automated plans

•	the following retirement plan distributions:

•

lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan)

•	distributions from an individual retirement account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

The Funds also have the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Funds’ ability to assess redemption fees is generally limited by the intermediary’s policies and, accordingly, no redemption fees will be assessed on such redemptions.

The Money Fund Policy on Trading of Money Fund Shares

Frequent purchases and sales of Money Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Money Fund and disrupting portfolio management strategies, However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, the Money Fund’s Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Money Fund are designed to accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Money Fund has no limits on purchase or exchange transactions. The Money Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. In addition, the Money Fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of Money Fund shares at any time.

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How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Fund’s transfer agent cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. The Money Fund is closed when the following federal holidays are observed: Columbus Day and Veterans Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current business day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time. For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 3:00 p.m. Eastern time and for federal funds (readily available funds) before the regularly scheduled close of normal trading on the NYSE.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

39

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Boards of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Funds’ transfer agent.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any business day by calling the Funds’ transfer agent at (800) 881-9358 (from overseas call (617) 483-7297).

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify

40

the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

For the Money Fund, if you previously established checking privileges on your account, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Institutional Shares on any business day for Institutional Shares of any portfolio of

Excelsior Funds Trust or Excelsior Funds, Inc. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% (0.15% with respect to the Money Fund) of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

41

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. The Institutional Shares currently do not pay any such rule 12b-1 fees. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes its income as follows:

Equity Opportunities Fund	Declared and Paid Quarterly
Large Cap Growth Fund	Declared Daily and Paid Quarterly
Value and Restructuring Fund	Declared and Paid Quarterly
Mid Cap Value and Restructuring Fund	Declared and Paid Quarterly
International Equity Fund	Declared and Paid Semi-annually
Emerging Markets Fund	Declared and Paid Semi-annually
Core Bond Fund	Declared Daily and Paid Monthly
High Yield Fund	Declared Daily and Paid Monthly
Money Fund	Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic

42

matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. In the case of the International Equity Fund and the Emerging Markets Fund, since they are expected to hold predominantly securities of foreign companies, they should qualify for and may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Institutional Shares class of each Fund. This information is intended to help you understand the financial performance of each Fund’s Institutional shares class for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the fiscal year ended March 31, 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during that period. The information for the years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). The information for the year ended March 31, 2007 was audited by PricewaterhouseCoopers LLP (“PwC”). E&Y’s reports, D&T’s reports, and PwC’s report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

EQUITY OPPORTUNITIES FUND

	2007		2006		Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$12.72		$10.98		$10.84

Investment Operations
Net Investment Income	0.10	[2]	0.09	[2]	0.02	[2]
Net Realized and Unrealized Gain on Investments	1.46	[2]	1.72	[2]	0.12	[2]

Total From Investment Operations	1.56		1.81		0.14

Distributions
From Net Investment Income	(0.10)		(0.07)		—

Total Distributions	(0.10)		(0.07)		—

Net Asset Value, End of Period	$14.18		$12.72		$10.98

Total Return	12.33%		16.55%		2.14%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$60.10		$54.45		$53.83
Ratio of Net Operating Expenses to Average Net Assets	0.79%	[6]	0.80%		0.80%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	0.99%		1.05%		1.21%	[4]
Ratio of Net Investment Income to Average Net Assets	0.78%		0.78%		0.87%	[4]
Portfolio Turnover Rate	11%		17%		13%	[3]

Notes:

1.	Commenced operations on January 31, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
6.	The ratio of net operating expenses would have been 0.80% if custody credits had not been included.

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LARGE CAP GROWTH FUND

	Period Ended March 31, 2007[1]
Net Asset Value, Beginning of Period	$10.13

Investment Operations
Net Investment Income	(0.02)[2]
Net Realized and Unrealized Gain (Loss) on Investments	0.50	[2]

Total From Investment Operations	0.48

Net Asset Value, End of Period	$10.61

Total Return	4.73%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$16.01
Ratio of Net Operating Expenses to Average Net Assets	0.95%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	0.96%	[4]
Ratio of Net Investment Income to Average Net Assets	(0.54)%	[4]
Portfolio Turnover Rate	33%	[3]

Notes:

1.	Commenced operations on November 9, 2006.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

45

VALUE AND RESTRUCTURING FUND

	Year Ended March 31,								Period Ended March 31, 2003[1]
	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$49.36		$41.40		$37.56		$23.65		$22.92

Income From Investment Operations
Net Investment Income	0.56	[2]	0.63	[2]	0.42	[2]	0.32	[2]	0.22
Net Gains on Investments (both realized and unrealized)	5.00	[2]	7.87	[2]	3.84	[2]	13.89	[2]	0.59

Total From Investment Operations	5.56		8.50		4.26		14.21		0.81

Less Distributions
Dividends From Net Investment Income	(0.58)		(0.54)		(0.42)		(0.30)		(0.08)

Total Distributions	(0.58)		(0.54)		(0.42)		(0.30)		(0.08)

Net Asset Value, End of Period	$54.34		$49.36		$41.40		$37.56		$23.65

Total Return	11.39%		20.70%		11.44%		60.46%		3.54%	[3]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$370.52		$250.37		$161.02		$38.24		$—	[4]
Ratio of Net Operating Expenses to Average Net Assets	0.84%		0.85%		0.83%		0.74%		—	[5,6]
Ratio of Gross Operating Expenses to Average Net Assets[7]	0.84%		0.85%		0.84%		0.89%		—	[5,6]
Ratio of Net Investment Income to Average Net Assets	1.12%		1.39%		1.05%		1.00%		1.90%	[5]
Portfolio Turnover Rate	13%		12%		8%		4%		16%	[3]

Notes:

1.	Commenced operations on September 30, 2002.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Amount represents less than $1,000.
5.	Annualized.
6.	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.
7.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

46

MID CAP VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$19.69		$16.81		$15.78		$10.25		$13.28

Investment Operations
Net Investment Income	0.18	[1]	0.05	[1]	0.25	[1]	0.07	[1]	0.05 [1]
Net Realized and Unrealized Gain (Loss) on Investments	1.86	[1]	2.90	[1]	1.04	[1]	5.51	[1]	(3.04)[1]

Total From Investment Operations	2.04		2.95		1.29		5.58		(2.99)

Distributions
From Net Investment Income	(0.02)		(0.07)		(0.26)		(0.05)		(0.04)
From Net Realized Gains	—	[3]	—		—		—		—

Total Distributions	(0.02)		(0.07)		(0.26)		(0.05)		(0.04)

Net Asset Value, End of Year	$21.71		$19.69		$16.81		$15.78		$10.25

Total Return	10.37%		17.58%		8.18%		54.60%		(22.58)%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$31.57		$101.97		$81.57		$100.73		$45.02
Ratio of Net Operating Expenses to Average Net Assets	0.87%		0.88%		0.89%		0.74%		0.76%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.88%		0.88%		0.99%		0.98%		0.91%
Ratio of Net Investment Income to Average Net Assets	0.87%		0.27%		1.59%		0.49%		0.44%
Portfolio Turnover Rate	25%		23%		28%		13%		28%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
3.	Amount represents less than $0.01 per share.

47

INTERNATIONAL EQUITY FUND

	Year Ended March 31,
	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$9.87		$7.80		$6.69		$4.09	$5.85

Investment Operations
Net Investment Income	0.09	[1]	0.08	[1]	0.08	[1]	0.08	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.51	[1]	2.12	[1]	1.04	[1]	2.59	(1.77)

Total From Investment Operations	1.60		2.20		1.12		2.67	(1.70)

Distributions
From Net Investment Income	(0.08)		(0.13)		(0.01)		(0.07)	(0.06)

Total Distributions	(0.08)		(0.13)		(0.01)		(0.07)	(0.06)

Net Asset Value, End of Year	$11.39		$9.87		$7.80		$6.69	$4.09

Total Return	16.39%		28.72%		16.98%		65.55%	(29.26)%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$70.18		$60.24		$43.44		$35.60	$29.02
Ratio of Net Operating Expenses to Average Net Assets	1.10%		1.04%		0.90%		0.90%	0.87%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1. 42%		1.46%		1.48%		1.44%	1.29%
Ratio of Net Investment Income to Average Net Assets	0.84%		0.97%		1.18%		1.32%	1.07%
Portfolio Turnover Rate	31%		34%		59%		59%	71%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

48

EMERGING MARKETS FUND

	Year Ended March 31, 2007	Period Ended March 31, 2006[1]
Net Asset Value, Beginning of Period	$12.62	$8.81

Investment Operations
Net Investment Income	0.12 [2]	0.13	[2]
Net Realized and Unrealized Gain on Investments	2.15 [2]	3.79	[2]

Total From Investment Operations	2.27	3.92

Distributions
From Net Investment Income	(0.10)	(0.11)
From Net Realized Gains	(0.69)	—

Total Distributions	(0.79)	(0.11)

Net Asset Value, End of Period	$14.10	$12.62

Total Return	18.33%	46.25%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$41.93	$25.46
Ratio of Net Operating Expenses to Average Net Assets	1.60%	1.56%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.66%	1.68%	[4]
Ratio of Net Investment Income to Average Net Assets	0.70%	1.23%	[4]
Portfolio Turnover Rate	16%	7%	[3]

Notes:

1.	Commenced operations on March 31, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

49

CORE BOND FUND

	Year Ended March 31, 2007		Period Ended March 31, 2006[1]
Net Asset Value, Beginning of Period	$8.84		$9.07

Investment Operations
Net Investment Income	0.41	[2]	0.13	[2]
Net Realized and Unrealized Gain (Loss) on Investments	0.14	[2]	(0.11)[2]

Total From Investment Operations	0.55		0.02

Distributions
From Net Investment Income	(0.41)		(0.13)
From Net Realized Gains	—		(0.12)

Total Distributions	(0.41)		(0.25)

Net Asset Value, End of Period	$8.98		$8.84

Total Return	6.33%		0.20%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$237.75		$1.25
Ratio of Net Operating Expenses to Average Net Assets	0.65%		0.66%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	0.91%		1.22%	[4]
Ratio of Net Investment Income to Average Net Assets	4.61%		4.56%	[4]
Portfolio Turnover Rate	49%		95%	[3]

Notes:

1.	Commenced operations on November 29, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

50

HIGH YIELD FUND

	Year Ended March 31,
	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$4.52		$4.66	$4.71	$3.99		$6.20

Investment Operations
Net Investment Income	0.33	[1]	0.32 [1]	0.32 [1]	0.35	[1]	0.93 [1]
Net Realized and Unrealized Gain (Loss) on Investments	0.28	[1]	(0.14)[1]	(0.06)[1]	0.72	[1]	(1.58)[1]

Total From Investment Operations	0.61		0.18	0.26	1.07		(0.65)

Distributions
From Net Investment Income	(0.33)		(0.32)[2]	(0.31)	(0.35)[3]		(1.56)[4]
From Net Realized Gains	—		—	—	—		—

Total Distributions	(0.33)		(0.32)	(0.31)	(0.35)		(1.56)

Net Asset Value, End of Year	$4.80		$4.52	$4.66	$4.71		$3.99

Total Return	13.69%		4.19%	5.80%	27.76%		(10.30)%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$4.31		$12.05	$13.31	$22.64		$37.25
Ratio of Net Operating Expenses to Average Net Assets	0.79%	[6]	0.80%	0.80%	0.80%		0.83%
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.35%		1.04%	1.07%	1.11%		1.10%
Ratio of Net Investment Income to Average Net Assets	7.19%		7.09%	6.71%	7.91%		19.14%
Portfolio Turnover Rate	75%		62%	70%	170%		153%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.01).
3.	Includes a tax return of capital of $(0.08).
4.	Includes a tax return of capital of $(0.51).
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
6.	The ratio of net operating expenses would have been 0.80% if custody credits had not been included.

51

MONEY FUND

	Year Ended March 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.05	[1]	0.04 [1]	0.02 [1]	0.01	0.01
Net Realized Gain (Loss) on Investments	—	[1]	(0.01)[1]	(0.01)[1]	—	— [2]

Total From Investment Operations	0.05		0.03	0.01	0.01	0.01

Less Distributions
Dividends From Net Investment Income	(0.05)		(0.03)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.05)		(0.03)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	5.07%		3.53%	1.55%	0.87%	1.41%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$612.56		$522.75	$625.29	$470.19	$548.13
Ratio of Net Operating Expenses to Average Net Assets	0.30%		0.29%	0.21%	0.25%	0.24%
Ratio of Gross Operating Expenses to Average Net Assets[3]	0.43%		0.44%	0.46%	0.53%	0.49%
Ratio of Net Investment Income to Average Net Assets	4.96%		3.54%	1.52%	0.86%	1.41%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

52

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.

Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;

•

when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

•	shred documents that contain personal information;

53

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling (800) 446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2007 Excelsior Funds. All rights reserved. (07/07)

54

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 1, 2007, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-INST-0707

Excelsior Equity Funds

October 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

EMERGING MARKETS FUND

ENERGY AND NATURAL RESOURCES FUND

CLASS A AND CLASS C SHARES

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about Class A and Class C shares of the Large Cap Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, and Emerging Markets Funds of Excelsior Funds, Inc. and the Equity Opportunities Fund of Excelsior Funds Trust (each, a Fund and collectively, the Funds) that you should know before investing. In addition to Class A and Class C shares, which are offered by this prospectus, the Large Cap Growth and Value and Restructuring Funds offer three other classes of shares: Shares class, Retirement Shares, and Institutional Shares, each of which is offered in a separate prospectus. The Small Cap Fund offers two other classes of shares: Shares class, and Retirement Shares, each of which is offered in a separate prospectus, and the Equity Opportunities and Emerging Markets Funds offer two other classes of shares: Shares class, and Institutional Shares, each of which is offered in a separate prospectus. The Energy and Natural Resources Fund offers one other class of shares: Shares class, which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statements of Additional Information (each, an SAI and collectively, the SAIs), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each, an Adviser and together, the Advisers). See Investment Adviser later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks.

The following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of the Value and Restructuring and Energy and Natural Resources Funds is fundamental and may not be changed without the approval of the shareholders. The investment objective of the Equity Opportunities, Large Cap Growth, Small Cap and Emerging Markets Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 9.86% 3/31/06	Worst Quarter (1.71)% 6/30/06

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 12.82%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception**
Equity Opportunities Fund—Shares class
Return Before Taxes	19.41%	12.78%
Return After Taxes on Distributions	19.32%	12.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	11.01%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)***	15.79%	10.76%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)****	15.46%	11.27%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since March 31, 2004.
***	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
****	The Russell 1000 Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.35%	2.10%
Less Fee Waivers(e)	0.19%	0.19%
Net Annual Fund Operating Expenses	1.16%	1.91%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% in fees. If this waiver were reflected in the table, “Other Expenses” would be 0.30% and the “Net Annual Fund Operating Expenses” would be 1.11% and 1.86% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.16% and 1.91% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$960	$1,255	$2,090
Class C
Assuming no redemption	$194	$640	$1,111	$2,416
Assuming complete redemption of shares at the end of the period	$294	$640	$1,111	$2,416

6

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the Index), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of July 31, 2007, the market capitalization of the companies in the Index ranged from approximately $1.3 billion to approximately $480 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 39.37% 12/31/98	Worst Quarter (28.35)% 3/31/01

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 7.10%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 1000® Growth Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund—Shares class
Return Before Taxes	7.87%	1.46%	4.24%	**
Return After Taxes on Distributions	7.87%	1.46%	4.24%	**
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	1.25%	3.69%	**
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)****	9.07%	2.69%	3.06%	***

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since October 1, 1997.
***	Since September 30, 1997.
****

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.56%	2.31%
Less Fee Waivers(e)	0.36%	0.36%
Net Annual Fund Operating Expenses	1.20%	1.95%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses” would be 1.15% and 1.90% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.20% and 1.95% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$690	$1,006	$1,344	$2,296
Class C
Assuming no redemption	$198	$687	$1,203	$2,618
Assuming complete redemption of shares at the end of the period	$298	$687	$1,203	$2,618

9

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 28.03% 12/31/99	Worst Quarter (20.46)% 9/30/98

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 13.80%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000® Value Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund—Shares class
Return Before Taxes	14.88%	11.31%	13.80%
Return After Taxes on Distributions	14.71%	11.14%	13.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	9.82%	12.27%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	6.19%	8.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)***	22.25%	10.86%	11.00%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.41%	2.16%
Less Fee Waivers(e)	0.27%	0.27%
Net Annual Fund Operating Expenses	1.14%	1.89%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.51% and the “Net Annual Fund Operating Expenses” would be 1.09% and 1.84% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14% and 1.89% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$685	$971	$1,278	$2,147
Class C
Assuming no redemption	$192	$650	$1,135	$2,472
Assuming complete redemption of shares at the end of the period	$292	$650	$1,135	$2,472

12

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000® Index (the Index), measured at the time of purchase by the Fund. As of July 31, 2007, the market capitalization of the companies in the Index ranged from approximately $52 million to approximately $3.5 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the

Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 29.04% 6/30/03	Worst Quarter (24.77)% 9/30/98

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 14.74%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Russell 2000® Index.* After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund—Shares class
Return Before Taxes	16.35%	11.93%	8.70%
Return After Taxes on Distributions	15.22%	11.55%	8.28%
Return After Taxes on Sales of Fund Shares	12.16%	10.43%	7.59%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)**	18.37%	11.39%	9.44%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**

The Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.58%	0.58%
Total Annual Fund Operating Expenses	1.58%	2.33%
Less Fee Waivers(e)	0.33%	0.33%
Net Annual Fund Operating Expenses	1.25%	2.00%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.53% and the “Net Annual Fund Operating Expenses” would be 1.20% and 1.95% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$695	$1,015	$1,357	$2,319
Class C
Assuming no redemption	$203	$696	$1,215	$2,641
Assuming complete redemption of shares at the end of the period	$303	$696	$1,215	$2,641

15

Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank or United Nations, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 59.10% 12/31/99	Worst Quarter (24.79)% 9/30/2001

The Fund’s Shares class performance for the quarter ended June 30, 2007 was 13.13%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the MSCI Emerging Markets Index and the MSCI EAFE Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Emerging Markets Fund—Shares class
Return Before Taxes	33.79%	28.34%	9.73%	**
Return After Taxes on Distributions	32.95%	28.06%	9.47%	**
Return After Taxes on Distributions and Sale of Fund Shares	23.54%	25.49%	8.55%	**
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	32.17%	26.59%	—	****
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)*****	26.34%	14.98%	8.39%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	Since January 2, 1998.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.
****	Because the inception date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.
*****	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

17

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.76%	0.76%
Total Annual Fund Operating Expenses	2.26%	3.01%
Less Fee Waivers(e)	0.41%	0.41%
Net Annual Fund Operating Expenses	1.85%	2.60%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)

This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.

(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.71% and the “Net Annual Fund Operating Expenses” would be 1.80% and 2.55% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.85% and 2.60% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$752	$1,204	$1,680	$2,991
Class C
Assuming no redemption	$263	$892	$1,546	$3,298
Assuming complete redemption of shares at the end of the period	$363	$892	$1,546	$3,298

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Energy and Natural Resources Fund

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, the Fund retains the flexibility to shift the Fund’s investments from one natural resource industry to another as it believes appropriate. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

The Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic,

financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Shares class. The Shares class is not offered in this prospectus. Class A and Class C shares are newly offered and therefore have no available performance information. Because the Class A and Class C shares of the Fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Shares class. Performance will be different only to the extent that the Class A and Class C shares have higher expenses. In addition, Class A shares are subject to a front-end sales load. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.*

Best Quarter 25.99% 9/30/05	Worst Quarter (18.86)% 9/30/02

The Fund’s Shares class performance for quarter ended June 30, 2007 was 22.44%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2006, to those of the Standard & Poor’s 500 Composite Stock Price Index.* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund—Shares class
Return Before Taxes	11.34%	21.05%	15.05%
Return After Taxes on Distributions	8.14%	19.03%	13.12%
Return After Taxes on Distributions and Sale of Fund Shares	11.80%	18.15%	12.61%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	15.79%	6.19%	8.42%

*	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Shares class is not offered in this prospectus; however, Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares class.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

20

Fund Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	5.75%		N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	1.00%	(a)	1.00%	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)(c)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(d)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.49%	2.24%
Less Fee Waivers(e)	0.24%	0.24%
Net Annual Fund Operating Expenses	1.25%	2.00%

(a)	This charge applies to investors who buy $1 million or more of Class A shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions. See Choosing a Share Class—Sales Charges and Commissions for details.
(c)	This redemption fee is charged if you redeem or exchange your shares within 60 days of the date of purchase. See Fund Policy on Trading of Fund Shares for more information.
(d)	The Administrator has voluntarily agreed to waive 0.05% of fees. If this waiver were reflected in the table, “Other Expenses” would be 0.59% and the “Net Annual Fund Operating Expenses” would be 1.20% and 1.95% for Class A and Class C, respectively. The Administrator, at its discretion, may revise or discontinue this arrangement at any time.
(e)	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25% and 2.00% for Class A and Class C, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Class A and Class C shares would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming no redemption	$695	$997	$1,320	$2,233
Class C
Assuming no redemption	$203	$677	$1,178	$2,556
Assuming complete redemption of shares at the end of the period	$303	$677	$1,178	$2,556

21

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

22

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non- recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Fixed Income Risk

Certain of the Funds may invest in fixed income securities from time to time. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration

23

combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Investing in Columbia Money Market Funds

Each Fund may invest uninvested cash in shares of the registered money market funds advised by Columbia Management Advisors, LLC. Columbia Management Advisors, LLC and its affiliates are entitled to receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from a Fund for services provided directly.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, www.columbiafunds.com. The Funds’ portfolio holdings schedules will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (USTNA), or UST Advisers, Inc. (USTA and

24

together with USTNA, the Advisers). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (U.S. Trust), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA. USTA serves as investment adviser to the Value and Restructuring, Small Cap and Emerging Market Funds. USTNA serves as investment adviser to the Equity Opportunities, Large Cap Growth, and Energy and Natural Resources Funds.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (Bank of America). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2007, U.S. Trust had approximately $101.9 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, New York 10036. USTA has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2007, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Equity Opportunities Fund	0.56%
Large Cap Growth Fund	0.74%
Value and Restructuring Fund	0.60%
Small Cap Fund	0.75%
Emerging Markets Fund	1.19%
Energy and Natural Resources Fund	0.60%

The Funds’ semi-annual report to shareholders for the period ended September 30, 2006 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements. The Funds’ annual report to shareholders for the period ended March 31, 2007 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination of whether to approve new investment advisory agreements associated with the sale of U.S. Trust to Bank of America.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA, serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

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Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Thomas M. Galvin, CFA, serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bayles has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

Donald Elefson, CFA, serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. He has been with U.S. Trust since 1998.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Primary Service Providers

Columbia Management Advisors, LLC is the Funds’ administrator (the Administrator). Columbia Management Distributors, Inc. is the Funds’ distributor (the Distributor). Columbia Management Services, Inc. is the Funds’ transfer agent (the Transfer Agent). The Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Excelsior Funds and the Columbia Funds, including distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, which is included in “Other Expenses” in the Annual Fund Operating Expenses tables. The Administrator has implemented a breakpoint schedule for the Funds’ administration fees, except for the Emerging Markets Fund. The administration fees charged to the Funds will decline as Fund assets grow and will continue to be based on a percentage of a Fund’s average daily assets. The breakpoint schedules for the Funds are as follows:

Equity Opportunities Fund Large Cap Growth Fund Value and Restructuring Fund Small Cap Fund Energy and Natural Resources Fund	0.20% for assets up to $200 million; 0.175% for assets in excess of $200 million and up to $400 million; and 0.15% for assets in excess of $400 million.

The Emerging Markets Fund pays 0.200% of its average daily assets.

Distributor

Shares of the Funds are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

The Transfer Agent is a registered transfer agent and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Funds pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Funds’ behalf.

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Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as U.S. Trust Company), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the Companies), U.S. Trust, The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act of 1940 (the 1940 Act), however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the Advisers’ ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

Choosing a Share Class

Comparison of the Share Classes

The Funds offer two classes of shares in this prospectus: Class A and Class C shares. The Funds may also offer other classes of shares through separate prospectuses.

Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A and Class C shares offered by this prospectus. Contact your financial adviser or the Transfer Agent for more information about the Funds’ share classes and how to choose among them.

	Class A Shares	Class C Shares
Eligible Investors and Minimum Initial Investments(b)	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.
Investment Limits	None	up to $1,000,000
Conversion Features	None	None
Front-End Sales Charges(b)	5.75% maximum, declining to 0.00% on investments of $1 million or more	None
Contingent Deferred Sales Charges (CDSCs)(b)	None, except a 1.00% CDSC applies to certain investments of between $1 million and $50 million sold within one year of purchase	1.00% on investments sold within one year of purchase
Distribution and Service (12b-1) Fees	0.25% combined distribution and service fee	0.75% distribution fee 0.25% service fee

(a)	See Purchasing, Selling and Exchanging Fund Shares—Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.
(b)	See Choosing a Share Class—Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

Choosing a Share Class

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisers, third party administrators and other financial

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intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Class A Shares—Front-End Sales Charge

You will pay a front-end sales charge when you buy Class A shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for more information.

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account and base the sales charge on the aggregate amount. This approach is designed to assure that you pay the lowest applicable sales charge possible. See Choosing a Share Class—Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

The front-end sales charge you will pay on Class A shares depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and is based on the total amount of your purchase and the value of your account.

Class A Shares—Front-End Sales Charge—Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	1.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all Columbia Funds and Excelsior Funds for purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	1.00% on purchases from $1 million up to $3 million, 0.50% on purchases of $3 million up to $50 million and 0.25% on amounts of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d)	For certain group retirement plans, selling and/or servicing agents are eligible to receive a 1.00% commission from the Distributor on all purchases up to $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

Class A Shares—CDSC and Commissions

In some cases, you will pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated $1 million to $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class A shares, the Funds will first redeem any shares that are not subject to a CDSC followed by those you have held the longest. The CDSC on Class A shares does not apply to retirement plans buying through a fee-based program.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 5.75% of the offering price per share when you buy Class A shares. The Distributor funds the commission through the applicable sales charge. The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

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Purchasing, Selling and Exchanging Fund Shares

Choosing a Share Class

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Class C Shares—Sales Charges

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions, and

•	generally declines each year until there is no sales charge for selling shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, the Funds will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

Class C Shares—CDSC and Commissions

You will pay a CDSC of 1.00% when you sell Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you are selling were bought through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details.

The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares. The Distributor seeks to recover this commission through distribution fees it receives under the Funds’ distribution plans and any applicable CDSC applied when you sell your shares. See Choosing a Share Class—Distribution and service fees for details.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of the Funds. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation, you may combine the value of eligible accounts (regardless of class) maintained by you and your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts, the Funds will use the current public offering price per share.

Second, by making a statement of intent to purchase additional shares, you may pay a lower sales charge on all purchases of Class A shares made within 13 months of the date of your statement of intent. Your statement of intent must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. If you do not complete the purchases described in your statement of intent within 13 months, you will be charged the applicable sales charge on the amount you have invested to that date. To calculate the total value of the purchases you have made under a statement of intent, the Funds will use the historic cost (i.e. dollars invested) of the shares held in each eligible account.

To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. It is the responsibility of you and your financial advisor to ensure that you receive discounts for which you are eligible; the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

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Purchasing, Selling and Exchanging Fund Shares

Choosing a Share Class

Eligible Accounts

The types of accounts that are eligible for the account value aggregation purposes described above are:

•	individual accounts,

•	joint accounts,

•	certain IRA accounts,

•	certain health savings accounts,

•	certain trust accounts, and

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts.

Eligible accounts include those registered in the name of the broker/dealer or other financial intermediary through which you own shares of the Columbia Funds or Excelsior Funds. Eligible accounts do not include Columbia Funds Class R or Class Z share accounts or accounts holding institutional share classes of the Columbia Money Market Funds (Capital Class shares, Liquidity Class shares, Adviser Class shares, Investor Class shares, Trust Class shares, Institutional Class shares and Marsico shares), each of which is not offered by this prospectus.

Front-End Sales Charge Waivers

Certain investors may buy Class A shares of the Funds at net asset value, which excludes any front-end sales charge that would otherwise apply. These investors include affiliates of the Funds, broker/dealers, investors in wrap fee programs, investors through fee-based advisors, certain retirement plans, certain health savings accounts, as well as investors using the proceeds of sales of Fund shares or of certain Bank of America trust or similar accounts. Restrictions may apply to certain accounts and certain transactions.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Funds. This could happen because of the way in which you originally invested in the Funds, because of your relationship with the Columbia Funds or Excelsior Funds or for other reasons.

Generally, a CDSC that would otherwise be applied may be waived for sales made under the Systematic Investment Plan or in connection with the death or post-purchase disability of a shareholder; certain medical expenses; charitable gifts; involuntary and tax-related sales; and agreements by selling and/or servicing agents to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions.

The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, consult the SAIs.

Distribution and Service (12b-1) Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Boards of Directors/Trustees of the Funds have approved, and the Funds have adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of the Funds’ assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, Advisers, and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds and Excelsior Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds and/or Excelsior Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds and/or Excelsior Funds distributed by the

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Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally expected to be between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds and/or Excelsior Funds (other than the Columbia Money Market Funds) attributable to the intermediary. The Distributor, Advisers, and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Funds.

The Distributor, Advisers, and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support are expected to vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Boards of Directors/Trustees of the Funds have authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of the average aggregate value of a Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by a Fund are borne by the

Distributor or other Bank of America affiliates. The Distributor, Advisers, and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, Advisers, and other Bank of America affiliates are paid out of the Distributor’s, Advisers’ and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. The Funds offer other classes of shares not covered by this Prospectus. The amounts paid to intermediaries and the basis on which payments for such other share classes are made may vary from the amounts discussed above. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a Fund or a particular share class over others.

Transaction Rules and Policies

Sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services. The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial adviser. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

The Funds may refuse any order to buy or exchange shares. If this happens, we will return any money we have received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually

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at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and a Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign markets are open. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call (800) 345-6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Excelsior Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application. To place orders by telephone, call (800) 422-3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Transfer Agent will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, a Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Shareholder Services at (800) 345-6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. A Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

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Small Account Policy—Accounts Below $250

Excelsior Funds generally will automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund or Excelsior Fund in which you hold the same class of shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review the website at www.columbiafunds.com, call (800) 345-6611 or contact your financial adviser for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Excelsior Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy—Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of the same class of shares of another Columbia Fund or Excelsior Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call (800) 345-6611 or contact your financial adviser for more information.

We reserve the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Opening an Account and Placing Orders

Excelsior Funds encourage you to consult with a financial adviser who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial adviser who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Purchasing Shares

Eligible Investors

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

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Minimum Initial Investments

The minimum initial investment for Class A and Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment in Class A or Class C shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial intermediary to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund or Excelsior Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase. Call Shareholder Services at (800) 345-6611 for details.

Wire Purchases

You may buy Class A or Class C shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at (800) 422-3737.

Electronic Funds Transfer

You may buy Class A or Class C shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at (800) 422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A shares at the public offering price per share because purchases of Class A shares are generally subject to a front-end sales charge.

•	You buy Class C shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Funds reserve the right to cancel your order if they do not receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A or Class C shares sale proceeds be wired to your bank account by calling the Transfer Agent at (800) 422-3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class A or Class C shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at (800) 422-3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A and/or Class C shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial adviser to set up the plan. Your account balance generally must be

34

at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you have opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You will not pay a CDSC on Class A or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, the Transfer Agent will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Transfer Agent 30 days notice in writing or by calling the Transfer Agent at (800) 422-3737. It is important to remember that if you withdraw more than your investment in the Fund is earning, you will eventually use up your original investment.

In-Kind Distributions

The Funds reserve the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event a Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you are selling and the balance will be remitted to you.

•

If you sell your shares directly through the Transfer Agent, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling and/or servicing agent, the Transfer Agent will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, the Transfer Agent will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.
•

The Transfer Agent can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies.

Exchanging Fund Shares

You can generally sell shares of a Fund to buy shares of the same class of another Columbia Fund or Excelsior Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund or Excelsior Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A and/or Class C shares of a Fund by exchanging $100 or more each month from another Columbia Fund or Excelsior Fund for shares of the same class of a Fund at no additional cost. Contact the Transfer Agent or your financial adviser to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Shareholder Services at (800) 345-6611. A sales charge may apply when you exchange shares of a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Purchasing, Selling and Exchanging Fund Shares

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund or Excelsior Fund. Some exceptions apply.

35

•	A sales charge may apply when you exchange shares of a Columbia Fund or Excelsior Fund that were not assessed a sales charge at the time of your initial purchase.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Columbia Fund or Excelsior Fund and ends when you sell the shares of the Columbia Fund or Excelsior Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Columbia Fund or Excelsior Fund.

•	The rules for buying shares of a Columbia Fund or Excelsior Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund or Excelsior Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund or Excelsior Fund that is accepting investments.

•	A Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

Householding

The Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 345-6611 or contact your financial intermediary.

Fund Policy on Trading of Fund Shares

Right to Reject or Restrict Share Transaction Orders—Each Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board of Directors/Trustees has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Funds discourage and do not accommodate excessive trading.

The Funds reserve the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, a Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if a Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to a Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, the Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase, as described below.

Specific Buying and Exchanging Limitations—If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund or Excelsior Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by a Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, a Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in a Fund using a “fund of funds” structure. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

Each Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds from Fund

36

shares that you redeem (either by sale or exchange into another Fund) within 60 days of buying them. To determine which shares you are selling in a transaction, the Transfer Agent generally applies a first-in, first-out approach. This means that the Transfer Agent will deem those shares that you have held the longest to be sold first, followed by increasingly recently purchased shares. When selling or exchanging shares of a Fund that you acquired by a previous exchange, the period you held shares of the first Fund prior to first exchange will not be considered in determining whether the redemption fee applies to the second sale or exchange. When it does apply, the redemption fee is paid to the Fund from which you are redeeming shares (either by sale or exchange into another Fund).

The redemption fee described above will not be imposed if you qualify for a waiver and the Transfer Agent has received proper notification of your qualification. The Transfer Agent will redeem any shares that are eligible for a waiver first. Please be aware that it is the responsibility of you and your financial advisor to notify the Transfer Agent that you may qualify for a waiver before you buy or sell your shares.

The categories of transactions which qualify for a waiver of the redemption fee are as follows:

•	shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner,

•

shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit-sharing and money-purchase pension plans, where the Fund does not have access to information about the individual participant account activity, but not where the Fund has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts,

•

shares sold by certain investment funds that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for excessive trading practices (the Adviser or its affiliates may manage certain of the approved investment funds),

•

shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for excessive trading practices,

•	shares sold by accounts where the Fund has received information reasonably satisfactory to the Adviser indicating that financial intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders,

•	shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser,

•	shares that were bought with reinvested distributions,

•	shares that are sold or exchanged through Excelsior Funds’ Systematic Withdrawal Plan or Systematic Exchange Feature, or similar affiliated or unaffiliated automated plans, and

•

the following retirement plan distributions: lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan); and distributions from an IRA or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/ 2 .

Certain financial intermediaries may not assess a redemption fee on certain categories of redemptions that they believe do not present significant excessive trading practices concerns (such as Systematic Withdrawal Plan redemptions). For a discussion of the effects of excessive trading practices, see Purchasing, Selling and Exchanging Shares—Transaction Rules and Policies.

Conversely, certain financial intermediaries may assess a redemption fee on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial intermediary. Excelsior Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Excelsior Funds’ ability to assess redemption fees or apply waivers is generally limited by the policies of financial intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial intermediaries that maintain accounts. You should check with your financial intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time period.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Funds take various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information.

37

However, the Funds receive buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact a Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite a Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, a Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to a Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Funds believe to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of a Fund’s shares held by other shareholders.

Similarly, to the extent that a Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because a Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

General Information

The Funds are open for business each day except for days on which the New York Stock Exchange (NYSE) is closed. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in “good form”. An order in “good form” is described above in Purchasing, Selling and Exchanging Fund Shares—Transaction Rules and Policies.

Each Fund calculates its NAV once each business day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the Evaluation Time)). So, for you to receive the current business day’s NAV, the Fund’s transfer agent must receive your purchase request in good form before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

38

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the Emerging Markets Fund, which distributes dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive dividends and distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods. Distributions from the Funds, to the extent that their in-

39

come is attributable to distributions from REITs, generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the Emerging Markets Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since this Fund is expected to hold predominantly securities of foreign companies, this Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

40

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts 02111

More information about each Fund is available through the following:

Statements of Additional Information (SAIs)

The SAIs dated October 1, 2007 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone: Call (800) 345-6611

By Mail: Excelsior Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, Massachusetts 02266-8081

By Internet: www.columbiafunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

EXC-36/135397-1007

EXCELSIOR FUNDS TRUST

High Yield Fund

Supplement dated November 5, 2007

Fixed Income Funds - Shares Class Prospectus,

dated July 1, 2007, as supplemented August 1, 2007, August 29, 2007 and October 12, 2007

and

Institutional Funds - Institutional Shares Class Prospectus,

dated July 1, 2007, as supplemented July 6, 2007, August 1, 2007, August 29, 2007 and September 14, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective October 12, 2007, A.K. Rodgers Ratcliffe no longer serves as a portfolio co-manager of the High Yield Fund.

Effective immediately, the disclosure paragraph under the section entitled “Portfolio Managers” for High Yield Fund is removed and replaced in its entirety with the following:

Adam Moss, Thomas A. LaPointe, and Kevin L. Cronk serve as the High Yield Fund’s portfolio co-managers and are primarily responsible for the day-to-day management of the Fund. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. He has been the Fund’s portfolio manager or co-manager since May 2003. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000. Mr. LaPointe has been associated with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since February, 1999. He has been the Fund’s co-manager since November 2007. Mr. Cronk has been associated with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since August 1999. He has been the Fund’s co-manager since November 2007. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/136970-1107

EXCELSIOR FUNDS TRUST

High Yield Fund

Supplement dated November 5, 2007

Statement of Additional Information, dated July 1, 2007,

as supplemented July 6, 2007, July 17, 2007 and August 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective immediately, the following information is added to the sections entitled “Portfolio Managers” in the Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts”:

	Number of Other Accounts Managed and Total Assets by Account Type $(000) *			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based *
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin L. Cronk	11 accounts $8.775 billion	5 accounts $215 million	4 accounts $246 million	0	0	0

Thomas A. LaPointe	11 accounts $8.775 billion	5 accounts $215 million	4 accounts $246 million	0	0	0

*	Account information is provided as of September 30, 2007.

2.	The following is added to the end of the section entitled “Compensation”:

Mr. Cronk and Mr. LaPointe receive all of their compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.

For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Kevin L. Cronk	Merrill Lynch U.S. High Yield, Cash Pay Index	Lipper High Current Yield Classification

Thomas A. LaPointe	Merrill Lynch U.S. High Yield, Cash Pay Index	Lipper High Current Yield Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

3.	The following is added to the tables in the section entitled “Ownership of Fund Securities”:

Dollar Value of Shares Owned Beneficially* as of September 30, 2007
Manager	Fund	None	$1 - 10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Kevin L. Cronk	High Yield Fund	X

Thomas A. LaPointe	High Yield Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-50/137064-1107

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 29, 2007 to the following Prospectuses

Excelsior Funds, Inc. Excelsior Funds Trust Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds – Shares Class Prospectus dated July 1, 2007, as supplemented August 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Retirement Shares Class Prospectus dated July 1, 2007, as supplemented July 17, 2007 and August 1, 2007

Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. Money Funds – Shares Class Prospectus dated July 1, 2007, as supplemented August 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds – Shares Class Prospectus dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007 and August 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

Institutional Funds – Institutional Shares Class Prospectus

dated July 1, 2007, as supplemented

July 6, 2007 and August 1, 2007

The above Fixed Income Funds- Shares Class Prospectus, Money Funds – Shares Class Prospectus and Equity Funds – Shares Class Prospectus are collectively referred to as the “Shares Class Prospectus”, the Institutional Funds – Institutional Shares Class Prospectus is referred to as the “Institutional Shares Class Prospectus”, and the Retirement Shares – Shares Class Prospectus is referred to as the “Retirement Shares Class Prospectus”.

The above Fixed Income Funds- Shares Class Prospectus, Money Funds – Shares Class Prospectus, Equity Funds – Shares Class Prospectus, Institutional Funds – Institutional Shares Class Prospectus and Retirement Shares – Shares Class Prospectus are collectively referred to as the “Prospectuses”.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective on or about September 17, 2007, the Prospectuses for each of the Funds are hereby supplemented as described below:

1. Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside Distribution Services, L.P. as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

2. Columbia Management Services, Inc. (the “Transfer Agent”) will replace State Street Bank and Trust Company as the transfer agent of the Funds. The Transfer Agent’s principal address is One Financial Center, Boston, Massachusetts 02111. The Transfer Agent is a registered transfer agent and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

3. State Street Bank and Trust Company (the “Custodian”) will replace J.P. Morgan Chase Bank as the custodian of the Funds. The Custodian’s principal address is Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111.

4. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the telephone numbers and the mailing addresses for the Transfer Agent are revised and replaced in their entirety with the following:

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611 (Shares Class, Institutional Shares Class and Retirement Shares Class investor general inquiries)

800.422.3737 (Shares Class, Institutional Shares Class and Retirement Shares Class telephone and wire transactions)

5. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in the section entitled “Householding” is revised and replaced in its entirety with the following:

If you do not want your mailings to be “householded,” please call 800.345.6611 or contact your financial intermediary.

6. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in paragraph two of the section entitled “How to Purchase Fund Shares” regarding federal funds and registration instructions is deleted in its entirety.

7. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in paragraph three of the section entitled “How to Purchase Fund Shares” is deleted in its entirety.

8. For the Shares Class Prospectus and the Institutional Shares Class Prospectus, and the Retirement Shares Class Prospectus, paragraph five and paragraph four, respectively, of the section entitled “How to Purchase Fund Shares” are revised and replaced in their entirety with the following:

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

9. For the Money Funds – Shares Class Prospectus, the following disclosure is added to paragraph three in the section entitled “General Information”:

In order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 1:00 p.m. Eastern time (or 12:00 noon Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day and federal funds payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

10. For the Institutional Shares Class Prospectus, the last sentence in paragraph three in the section entitled “General Information” is revised and replaced in its entirety with the following:

For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 3:00 p.m. Eastern time and federal funds payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

11. For the Shares Class Prospectus, the section entitled “Minimum Purchases” is revised and replaced in its entirety with the following:

Minimum Initial Investments

The minimum initial investment for the Shares Class is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Shares Class bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment in Shares Class.

12. For the Shares Class Prospectus and the Institutional Class Prospectus, all references to Automatic Investment Program are replaced with Systematic Investment Plan.

13. For the Shares Class Prospectus, the section entitled “Automatic Investment Program” is revised and replaced in its entirety with the following:

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial intermediary to set up the plan.

14. For the Shares Class Prospectus, the last sentence in paragraph five in the section entitled “How to Sell Your Fund Shares” is revised and replaced in its entirety with the following:

There is no minimum amount for telephone redemptions. You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

15. For the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the following sentence is added to the end of paragraph five in the section entitled “How to Sell Your Fund Shares”:

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

16. For the Shares Class Prospectus and the Institutional Class Prospectus, paragraph seven and paragraph six, respectively, in the section entitled “How to Sell Your Fund Shares” are revised and replaced in their entirety with the following:

If you would like to sell $100,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

17. For the Shares Class Prospectus, the section entitled “Systematic Withdrawal Plan” is revised and replaced in its entirety with the following:

If you have at least $5,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly or semi-annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

18. For the Shares Class Prospectus, paragraph two in the section entitled “How to Exchange Your Shares” is revised and replaced in its entirety with the following:

You may also exchange shares through your financial institution. Minimum initial investment rules apply to exchanges into a Fund. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 10 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

19. For the Institutional Shares Class Prospectus, the last two sentences in paragraph one in the section entitled “How to Exchange Your Shares” are revised and replaced in their entirety with the following:

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 10 days from your date of purchase). This exchange privilege may be changed or cancelled at any time upon 60 days’ notice.

20. For the Retirement Shares Class Prospectus, paragraph two in the section entitled “How to Exchange Your Shares” is revised and replace in its entirety with the following:

If an Investor recently purchased shares by check, an Investor may not be able to exchange shares until the check has cleared (which may take up to 10 days from the date of purchase). This exchange privilege may be changed or canceled at any time.

21. For the Equity Funds – Shares Class Prospectus and the Fixed Income Funds – Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $50) or sent to you by check. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

22. For the Money Funds – Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $50) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next business day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

23. For the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

24. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the following is added to the section entitled “Dividends and Distributions”:

Dividends and distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive dividends and distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

25. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the EXCELSIOR FUNDS’ PRIVACY NOTICE is deleted in its entirety.

EXC-47/134903-0807

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 29, 2007 to the following

Statements of Additional Information:

Excelsior Funds, Inc. Excelsior Funds Trust Statements of Additional Information, each dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007 and August 1, 2007	Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information dated July 1, 2007, as supplemented August 1, 2007

The above Excelsior Funds, Inc. Statement of Additional Information, Excelsior Funds Trust Statement of Additional Information and Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information are collectively referred to as the “Statements of Additional Information.”

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

Effective on or about September 17, 2007, the Statements of Additional Information are hereby supplemented as described below:

1. Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside Distribution Services, L.P. as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

2. Columbia Management Services, Inc. (the “Transfer Agent”) will replace State Street Bank and Trust Company as the Transfer Agent of the Funds. The Transfer Agent’s principal address is One Financial Center, Boston, Massachusetts 02111. The Transfer Agent is a registered transfer agent and is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC. All references to State Street Bank and Trust Company and Boston Financial Data Services, Inc. (“BFDS”) as Transfer Agent are replaced with Columbia Management Services, Inc.

3. State Street Bank and Trust Company (the “Custodian”) will replace J.P. Morgan Chase Bank as the Custodian of the Funds. The Custodian’s principal address is Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111. All references to J.P. Morgan Chase Bank as Custodian are replaced with State Street Bank and Trust Company.

4. For the Statements of Additional Information, the telephone numbers and the mailing addresses for the Transfer Agent are revised and replaced in their entirety with the following:

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611 (Shares Class, Institutional Shares Class and Retirement Shares Class investor general inquiries)

800.422.3737 (Shares Class, Institutional Shares Class and Retirement Shares Class telephone and wire transactions)

5. For the Excelsior Funds Trust Statement of Additional Information, and the Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds Inc. Statements of Information, the first sentence in paragraph two and paragraph three, respectively, in the section entitled “Redemption Procedures” are revised and replaced in their entirety with the following:

As discussed in the Prospectus, a redemption request for an amount in excess of $100,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by the Transfer Agent in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”).

6. For the Statements of Additional Information, the first and second sentences in paragraph one in the section entitled “Systematic Withdrawal Plan” are revised and replaced in their entirety with the following:

An Investor who owns Shares class shares having a value of $5,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly or semiannual basis.

7. For the Statements of Additional Information, paragraph one in the section entitled “Exchange Privilege” is revised and replaced in its entirety with the following:

Investors may exchange Shares for Shares of the same class of any other portfolio of the Excelsior Funds Trust or Excelsior Tax-Exempt Funds, Inc. or Excelsior Funds Inc. (together, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order. Minimum initial investment rules apply to exchanges into another portfolio.

8. For the Statements of Additional Information, the section entitled “Retirement Plans” is revised and replaced in its entirety with the following:

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by Bank of America, National Association:

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses.

The minimum initial investment for IRAs is $1,000 per Fund and there is no minimum subsequent investment amount. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 345-6611. Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

9. For the Statements of Additional Information, all references to Automatic Investment Program are replaced with Systematic Investment Plan.

10. For the Statements of Additional Information, paragraph one in the section entitled “Automatic Investment Program” is revised and replaced in its entirety with the following:

Systematic Investment Plan

The Systematic Investment Plan permits Investors to purchase Shares class shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Systematic Investment Plan account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares class shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares class shares will be purchased on a monthly, quarterly or semi-annual basis.

11. For the Statements of Additional Information, paragraphs two and three in the section entitled “Custodian and Transfer Agent” are revised and replaced in its entirety with the following:

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. The Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Transfer Agent retains Boston Financial Data Services, Inc. (“BFDS”), 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS assists the Transfer Agent in carrying out its duties.

12. For the Statements of Additional Information, all references to BISYS Fund Services Ohio Inc. (“BISYS”) as sub-administrator in the section entitled “Administrator” are removed in their entirety and the following sentence is added to the end of the section: “Prior to September 17, 2007, BISYS Fund Services Ohio Inc. served as sub-administrator and fund accounting agent for the Funds.”

EXC-50/134904-0807

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 1, 2007 to the following Prospectuses and

Statements of Additional Information:

Excelsior Funds, Inc. Excelsior Funds Trust Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds Prospectus dated July 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Retirement Shares Prospectus dated July 1, 2007, as supplemented July 17, 2007

Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. Money Funds Prospectus dated July 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds Prospectus dated July 1, 2007, as supplemented July 6, 2007 and July 17, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Institutional Funds Prospectus dated July 1, 2007, as supplemented July 6, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Statements of Additional Information, each dated July 1, 2007, as supplemented July 6, 2007 and July 17, 2007	Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information dated July 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and Statements of Additional Information and should be read in conjunction with the Prospectuses and Statements of Additional Information.

Effective August 1, 2007 through September 16, 2007, Foreside Distribution Services, L.P. (“Foreside”) will replace BISYS Fund Services Limited Partnership as the distributor of the Funds. Foreside’s principal address is Two Portland Square, 1st Floor, Portland, Maine 04101.

Effective September 17, 2007, Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/134310-0807	August 1, 2007

EXCELSIOR FUNDS TRUST Equity Income Fund Supplement dated July 17, 2007 Equity Funds – Class Prospectus and Retirement Shares Class Prospectus, Each dated July 1, 2007	EXCELSIOR FUNDS, INC. Real Estate Fund Supplement dated July 17, 2007 Equity Funds – Class Prospectus, dated July 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the disclosure paragraph under the section entitled “Portfolio Managers” as it relates to Equity Income Fund is removed and replaced in its entirety with the following:

Brian V. DiRubbio, Richard Dahlberg, CFA and Scott L. Davis serve as the portfolio co-managers for the Equity Income Fund. Mr. DiRubbio, Mr. Dahlberg and Mr. Davis are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. DiRubbio, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1997. Mr. Dahlberg, Head of Income Strategies team and Senior Portfolio Manager, has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2003. Prior to joining Columbia Management Advisors, LLC in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November, 2001 to December, 2002. Mr. Davis, a Vice President and Portfolio Manager, has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since 1985. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

Effective immediately, the disclosure paragraph under the section entitled “Portfolio Managers” as it relates to Real Estate Fund is removed and replaced in its entirety with the following:

Joan Ellis, CFA and Arthur J. Hurley, CFA, serve as the portfolio co-managers for Real Estate Fund. Ms. Ellis and Mr. Hurley are primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Ellis, a Managing Director, has been with U.S. Trust since 1984 and has served as the Fund’s manager or co-manager since its inception. Mr. Hurley, a Vice President and Senior Portfolio Manager, has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC since September, 2006. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America. Prior to joining Columbia Management Advisors, LLC in September 2006, Mr. Hurley worked for Lee Munder Capital Group as a senior portfolio manager from December, 2002 to August, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/133980-0707

EXCELSIOR FUNDS TRUST Equity Income Fund Supplement dated July 17, 2007 Statement of Additional Information, dated July 1, 2007	EXCELSIOR FUNDS, INC. Real Estate Fund Supplement dated July 17, 2007 Statement of Additional Information, dated July 1, 2007

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

Effective immediately, the following information is added to the sections entitled “Portfolio Managers” in each Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for Equity Income Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Dahlberg	3	—	107	—	—	—
	$2.8 billion	—	$1.7 billion	—	—	—
Scott L. Davis	1	—	73	—	—	—
	$1.1 billion	—	$645 million	—	—	—

2.	The following is added to the tables in the sections entitled “Portfolio Managers” in the Statement of Additional Information for Real Estate Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arthur J. Hurley	1	—	9	—	—	—
	$490 million	—	$29 million	—	—	—

3.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for Equity Income Fund:

Mr. Dahlberg and Mr. Davis receive all of their compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Richard Dahlberg	S&P 500 Index	Lipper Equity Income Funds Category
Scott L. Davis	S&P 500 Index	Lipper Equity Income Funds Category

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

4.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for Real Estate Fund:

Mr. Hurley receives all of his compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Arthur J. Hurley	MSCI US REIT Index	Lipper Real Estate Funds Category

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

5.	The following is added to the tables in the section entitled “Ownership of Fund Securities” in the Statement of Additional for Equity Income Fund:

Dollar Value of Shares Owned Beneficially As of June 30, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Richard Dahlberg	Equity Income Fund	X
Scott L. Davis	Equity Income Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

6.	The following is added to the tables in the section entitled “Ownership of Fund Securities” in the Statement of Additional for Real Estate Fund:

Dollar Value of Shares Owned Beneficially as of June 30, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Arthur J. Hurley	Real Estate Fund		X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-50/133981-0707

EXCELSIOR FUNDS, INC. International Fund Supplement dated July 6, 2007 Equity Funds Prospectus, dated July 1, 2007	EXCELSIOR FUNDS TRUST International Equity Fund Supplement dated July 6, 2007 Institutional Shares Prospectus, dated July 1, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE JULY 2, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following information is added to the sections entitled “Portfolio Managers” in each prospectus:

Fred Copper, CFA serves as portfolio co-manager of the International and International Equity Funds and is primarily responsible for the day-to-day management of these Funds along with portfolio co-managers, David J. Linehan and Donald Elefson. Mr. Copper has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC since September, 2005. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

INT-47/133718-0707

EXCELSIOR FUNDS TRUST

Equity Opportunities Fund

Equity Income Fund

Mid Cap Value and Restructuring Fund

International Equity Fund

High Yield Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the Funds (as defined below) dated July 1, 2007 (the “Prospectuses”). This SAI pertains to the Shares class, Retirement Shares class (“Retirement Shares”) and Institutional Shares class (“Institutional Shares”) (together, “Shares”), as applicable, of the Equity Opportunities, Equity Income, Mid Cap Value and Restructuring, International Equity and High Yield Funds (each, a “Fund” and collectively, the “Funds”) of Excelsior Funds Trust. A copy of the Prospectuses may be obtained by writing Excelsior Funds Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class or the Retirement Shares or (800) 881-9358 for the Institutional Shares. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2007 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 for the Shares class or the Retirement Shares or (800) 881-9358 for the Institutional Shares.

Each Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 446-1012 for the Shares class or Retirement Shares or (800) 881-9538 for the Institutional Shares, and on the Funds’ website at http://www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994.

For purposes of this SAI, the Funds are categorized as follows: the Mid Cap Value and Restructuring Fund, International Equity Fund, Equity Income Fund and Equity Opportunities Fund are referred to as “Equity Funds” and the High Yield Fund is referred to as “Fixed Income Fund.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices that are not principal strategies. Some of these strategies and practices are described below.

During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Equity Opportunities Fund

The Fund may invest directly or indirectly in the securities of foreign issuers.

Equity Income Fund

The Fund may invest directly or indirectly in the securities of foreign issuers. The Fund currently does not expect to invest more than 20% of its respective total assets at the time of purchase in such securities.

Mid Cap Value and Restructuring Fund

The Fund may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

The Fund currently does not expect to invest more than 30% of its total assets in the securities of foreign issuers.

Normally, not more than 20% of the Fund’s total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below.

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International Equity Fund

The Fund normally will hold securities of issuers having their principal place of business in at least three foreign countries.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

High Yield Fund

The Fund may invest in common and preferred stock, warrants and rights. The Fund may hold equity securities as a result of defaulted securities.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Set forth below are descriptions of certain types of portfolio investments and associated risk factors applicable to the Funds as indicated in the headings below.

ADRs, EDRs and GDRs (All Funds)

The Funds may invest in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”) and other similar instruments. The International Equity Fund may also invest indirectly in foreign securities through share entitlement certificates.

ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

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Asset-Backed Securities (All Funds)

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements (All Funds)

Each Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Credit Default Swap Contracts and Swaptions (High Yield Fund)

The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

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The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease the Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Fund, the Fund must be prepared to make such payments when they are due.

In order to help minimize risks, the Fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the Fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Debt Securities and Convertible Securities (All Funds)

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Certain of the Funds may each invest in convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P) may have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Certain Funds can invest in lower-rated securities, also known as “junk bonds.” Junk bonds are considered speculative and involve a greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental

7

analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments that is the case with higher grade bonds. See “Rating on Debt Securities.”

Funds may acquire zero coupon obligations when consistent with their investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Derivative Contracts and Securities (All Funds)

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Foreign Investment Risks (All Funds)

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are generally less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

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Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser (as hereinafter defined) and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

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Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Forward Foreign Currency Exchange Contracts (All Funds)

In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund must segregate liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options (All Funds)

The Funds may invest in futures contracts and related options. These contracts may include interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

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A Fund may enter into futures transactions in order to hedge against changes in market values of securities which the Fund holds or intends to purchase, including to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the CFTC and the Securities and Exchange Commission (“SEC”). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. When investing in futures contracts, the Funds must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each of the Funds, except the High Yield Fund, will limit its transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has

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hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See “Options on Futures Contracts,” below. See Appendix C for further discussion of futures contracts and options.

Government Obligations (All Funds)

The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the

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Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

Guaranteed Investment Contracts (All Funds except High Yield Fund)

The Funds, except for the High Yield Fund, may invest in guaranteed investment contracts (“GICs”) issued by insurance companies.

Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

Illiquid Securities (All Funds)

No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading

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market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees of the Trust. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

Investment Company Securities (All Funds)

Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

Each Equity and Fixed Income Fund may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of

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SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds,” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS or iShares MSCI Index Funds issued by iShares, Inc. (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. The expense associated with an investment in iShares(SM) can often be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track. iShares(SM) are listed on the AMEX . The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder. Except as otherwise permitted under the 1940 Act and the rules and regulations thereunder, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Master Limited Partnerships (“MLPs”) (All Funds)

Each Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

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The MLPs the Funds may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Money Market Instruments (All Funds)

The Funds may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Mortgage-Backed Securities, Mortgage Pass-Throughs and Collateralized Mortgage Obligations (Fixed Income Fund)

Each Fixed Income Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

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The mortgage-related securities the Funds may purchase include pass-throughs and collateralized mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

Municipal Obligations (Fixed Income Fund)

The Fixed Income Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). Dividends paid by Funds that are derived from interest on municipal securities would be taxable to the Funds’ shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds may also invest in “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund — the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. See “Ratings on Debt Securities.” It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may

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have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to any exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Options (All Funds)

Purchasing Put and Call Options

The Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Each Fund may purchase options in an amount not exceeding 5% of the Fund’s net assets. The options may relate to particular securities or various stock and bond indices.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the

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writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Writing Covered Call Options

Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security

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in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options on Futures Contracts (All Funds)

Each Fund may purchase options on the futures contracts described above under “Futures Contracts.” A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Participation Interests (All Funds except the High Yield, Equity Income and Equity Opportunities Funds)

The Funds may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Funds will not invest more than 15% of their net assets in participation interests that do not have this demand feature. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See “Investment Limitations” on page 28.

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Portfolio Turnover (All Funds)

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Precious Metals (International Equity Fund)

The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained.

Precious metals do not generate income or produce dividends, and therefore offer only the potential for capital appreciation and depreciation. Investments in precious metals may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative. Precious metals are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

Under current federal tax law, the Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund’s annual gross income. Therefore, this limitation may cause the Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so. At present, South Africa, the United States, Australia, Canada and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to the Fund’s investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Preferred Stock (All Funds)

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

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Ratings on Debt Securities (All Funds)

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix B to this Statement of Additional Information.

REITs (All Funds)

Each Fund may invest in real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

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Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements (All Funds)

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending (All Funds)

To increase return on its portfolio securities, a Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

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Special Risk Factors – Investments in Smaller Companies (Equity Funds)

The equity securities of medium and smaller companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Short Sales “Against the Box” (All Funds)

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments (All Funds)

The Funds may invest in commercial paper consisting of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-

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negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Stand-By Commitments (Fixed Income Fund)

The Fixed Income Fund may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

“Stand-by commitments” are often available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

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The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. When investing in “stand-by commitments,” the Fund will segregate liquid assets equal to the value of the purchase price under the commitment.

Technology Securities

Each Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that each Fund invests in issuers conducting business in the technology market sector, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependant on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, each Fund’s investment in technology companies may subject it to more volatile price movements.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will segregate liquid assets equal to the amount of the commitment.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s Fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Trust’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. Under the Distribution Agreement, the Distributor has agreed to use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Company. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

The Distributor may provide financial assistance in connection with seminars, conferences, and advertising, which are pre-approved by the Distributor, to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. Payments made under such programs will be made from any Rule 12b-1 distribution fees that may be paid and available for such expenditures from time to time.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Trust’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions or to participants in group retirement plans (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the

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Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares are generally offered only to qualified institutional investors, as set forth in the Prospectus (“Institutional Investors”). The Shares class is designed for purchase by individuals (“Direct Investors”) or by Institutional Investors. Retirement Shares are offered to participants (“Participants”) of 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“Group Retirement Plans”). Collectively, Institutional Investors, Direct Investors and Participants are referred to as “Investors”. While there is no limit in the size of a Group Retirement Plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller Group Retirement Plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans.

It is the Group Retirement Plan’s responsibility to transmit to the Fund or the Distributor all purchase requests for its Participants and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), the Fund’s transfer agent, in accordance with the procedures agreed to by the Group Retirement Plan and the Distributor.

Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) that have entered into agreements with the Trust. The Trust will be deemed to have received a purchase (and redemption) order when a Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) receives the order. The orders will be priced at that Fund’s net asset value (see “Portfolio Valuation”) next computed after the order is received by the Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) and accepted by the Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to BFDS, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. Transaction related charges associated with the submission of orders to the Funds, such as CUSIP charges, and NSCC fees are also incurred by the Funds and therefore, indirectly, by shareholders in the Funds. Transaction charges, if any, imposed by Shareholder Organizations on their Customers associated with the placement of orders by Customers with such organizations (such as broker trading charges, commission) are incurred by the Customers and not by the Funds. See “Shareholder Organizations.”

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Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on redemptions for the International Equity Fund, Equity Opportunities, Equity Income, High Yield, and Mid Cap Value and Restructuring Funds as disclosed the Prospectuses. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, Group Retirement Plans and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five business days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares and Retirement Shares redeemed will normally be sent the next business day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by telephone as described in the Prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’

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written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Shares class shares having a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(a)	A fixed-dollar withdrawal;
(b)	A fixed-share withdrawal;
(c)	A fixed-percentage withdrawal (based on the current value of the account); or
(d)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares class shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares class shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares class shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares class shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors may exchange Shares having a value of at least $500 for Shares of the same class of any other portfolio of the Trust or Excelsior Tax-Exempt Funds, Inc. or Excelsior Funds Inc. (together, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the

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investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges may be subject to a 2.00% redemption fee, as described in the Prospectuses. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company, National Association:

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares class shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares class shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares class shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective,

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dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the “Distribution Plan”) with respect to the Funds’ Shares class that permits the Shares class shares to bear certain expenses in connection with the distribution of the Shares class and, with respect to the Retirement Shares that allows the Retirement Shares to reimburse the Distributor for costs and expenses incurred in providing services relating to the offering and sale of such shares. As required by Rule 12b-1, the Trust’s Distribution Plan has been approved, and is subject to annual approval, by a majority of the Trust’s Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Fund’s case, the Distributor) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan with respect to the Shares class shares, the Shares class shares may compensate the Distributor monthly for its services which are intended to result in the sale of such Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding Shares class shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Under the Distribution Plan with respect to the Retirement Shares, the Retirement Shares reimburse the Distributor monthly for its services which are intended to result in the sale of Retirement Shares subject to a limit of 0.50% per annum of the average daily net asset value of each Fund’s outstanding Retirement Shares. The Distributor may use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

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Any material amendment to the Trust’s arrangements with Distribution Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of the Shares class or the Retirement Shares requires approval by holders of those shares, but otherwise, the Distribution Plan may be amended by the Trustees.

The Distribution Plan may be terminated as to a particular Fund by a vote of a majority of the Trust’s disinterested Trustees or by vote of the holders of a majority of the Retirement Shares or Shares class shares, as applicable, of the Fund.

For the periods indicated, the Funds incurred distribution expenses and the Distributor paid intermediaries as follows:

Fund	Time Period	Distribution Expenses — Incurred	Amount Retained by Distributor	Amount Waived	Paid Out by Distributor
Equity Income (Retirement Shares)	1/1/06-3/31/07	$9.69	$9.69	$—	$—
Mid Cap Value and Restructuring (Retirement Shares)	1/1/06-3/31/07	$217.59	$217.59	$—	$—

For the time periods indicated in the table, no amounts were paid in connection with the Distribution Plan applicable to the Shares class.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its Board of Trustees, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Fund, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Fund’s website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Trust or the Chief Legal Officer (the “CLO”) of the Trust. The Company’s Administrator, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Trust any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

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As described in the Policy, portfolio holdings information is provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information provided. Neither the Trust nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Trustee is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)
INDEPENDENT TRUSTEES

Rodman L. Drake Year of Birth: 1943	Trustee; Chairman, Full Board	Trustee since 1994	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 – Director, Parsons Brinckerhoff, Inc. (since 1995)

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 – Crystal River Inc. (since March 2005)

BOARD 4 — Director, Student Loan Corporation (since May 2005).

BOARD 5 – Celgene Corporation (since May 2006).

BOARD 6 – Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Trustee; Chairman, Investment Oversight Committee	Trustee since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

Jonathan Piel Year of Birth: 1938	Trustee	Trustee since 1994

Cable television producer and website designer; Editor, Scientific American

(1984-1986), and Vice President,

Scientific American Inc., (1986-1994);

Director, National Institute of Social Sciences; Member Advisory Board,

The Stone Age Institute, Bloomington, Indiana.

27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

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Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)
John D. Collins Year of Birth: 1938	Trustee; Chairman, Audit and Compliance Committee	Trustee since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting of Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.
(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each Independent Trustee retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

• The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three Independent Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a

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shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

• The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds’ shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

Effective July 1, 2006, each Independent Trustee receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each Independent Trustee receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each Independent Trustee received an annual fee of $100,000. The Trustees may hold various other directorships unrelated to the Funds. The employees of the Adviser or of its affiliates do not receive any compensation from the Trust for acting as officers of the Trust.

The following table summarizes the dollar range of shares beneficially owned by each director in the Funds and all funds overseen by the director in the “family of investment companies” as of December 31, 2006.

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Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
Independent Trustee
Rodman L. Drake	Equity Opportunities Fund: $10,001 - $50,000	Over $100,000

Morrill Melton Hall, Jr.	Equity Income Fund: Over $100,000 Mid Cap Value and Restructuring Fund: $10,001 - $50,000 High Yield Fund: $1 - $10,000 Equity Opportunities Fund: $10,001 - $50,000	Over $100,000

Jonathan Piel	High Yield Fund: $10,001 - $50,000	Over $100,000

John D. Collins	None	Over $100,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s Independent Trustees in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500	$5,814		$32,500

ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665

RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345

MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

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Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284

JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259

MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559

NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215

WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds. Effective July 1, 2007, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are no longer part of the Schwab Mutual Fund Family.

*	Resigned from the Board effective June, 2006.
**	Resigned from the Board effective August, 2006.
***	Resigned from the Board effective July 1, 2007.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Independent Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

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Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA,” and, together with USTNA, the “Adviser”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of the Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The respective Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses (excluding interest, taxes and certain non-routine expenses) to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Mid Cap Value and Restructuring Fund, 0.75% of the average daily net assets of each of the Equity Income and Equity Opportunities Funds, 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Mid Cap Value and Restructuring Fund	$1,885,502	$1,989,199	$1,760,360
International Equity Fund	$434,940	$277,924	$164,496
High Yield Fund	$455,506	$916,075	$1,027,677
Equity Income Fund	$1,381,991	$1,260,188	$803,996
Equity Opportunities Fund	$1,367,098	$640,058	$50,696

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For the fiscal years ended March 31, 2007, 2006 and 2005, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Mid Cap Value and Restructuring Fund	$3,989	$11,769	$222,455
International Equity Fund	$207,236	$200,154	$199,076
High Yield Fund	$522,552	$399,394	$451,580
Equity Income Fund	$240,094	$342,433	$281,616
Equity Opportunities Fund	$475,587	$324,216	$100,187

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the respective Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USTNA has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

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	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Bayles	$2 738,902	$1 547,410	$217 1,132,989	— —	— —	— —
Fatima Dickey	$2 738,902	— —	$173 415,445	— —	— —	— —
Timothy Evnin	$2 8,472,571	— —	$247 833,023	— —	— —	— —
John McDermott	$2 8,472,571	— —	$119 325,958	— —	— —	— —
Thomas W. Vail	$1 236,988	$1 378,399	$131 359,592	— —	— —	— —
Brian V. Di Rubbio	$1 236,988	— —	$37 56,158	— —	— —	— —
David J. Linehan	$3 919,876	$1 89,022	— —	— —	— —	— —
Donald Elefson	$4 2,055,515	$1 84,530	— —	— —	— —	— —
Alexander D. Powers	$3 1,275,955	$1 145,723	$22 339,783	— —	— —	— —
Michael Zazzarino	$2 808,836	$1 50,672	$8 94,157	— —	— —	— —
A.K. Rodgers Ratcliffe	$1 116,535	— —	— —	— —	— —	— —
Adam Moss	$1 116,535	—	—	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance

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bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Richard Bayles	33% - Common Stock For Trusts Common Trust Fund 67% - Excelsior Equity Opportunities Fund	Lipper Large Cap Core Funds Average Lipper Multi-Cap Core Equity Funds Average

Fatima Dickey	Excelsior Equity Opportunities Fund	Lipper Multi-Cap Core Equity Funds Average

Timothy Evnin	Excelsior Mid Cap Value and Restructuring Fund	Lipper Mid Cap Core Equity Funds Average

John McDermott	Excelsior Mid Cap Value and Restructuring Fund	Lipper Mid Cap Core Funds Average

Thomas W. Vail	Excelsior Equity Income Fund	Lipper Equity Income Funds Average

Brian V. DiRubbio	Excelsior Equity Income Fund	Lipper Equity Income Funds Average

David J. Linehan	Excelsior Pacific/Asia Fund	Lipper Pacific Region Funds Average

Donald Elefson	Excelsior Emerging Markets Fund	Morgan Stanley Emerging Markets Free

Alexander D. Powers	50%-Excelsior Core Bond Fund	Lipper Corporate Debt Funds A-rated Average

A.K. Rodgers Ratcliffe	Excelsior High Yield Fund	Lipper High Current Yield Funds Average

Adam Moss	Excelsior High Yield Fund	Lipper High Current Yield Funds Average

Michael Zazzarino	Excelsior Short-Government Securities Fund	Lipper Short U.S. Government Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on

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considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Messrs. Bayles, Evnin, Linehan, Elefson, Powers, McDermott, Triltsch and Zazzarino, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the Funds for which that Portfolio Manager has management responsibility. In addition, Mr. Bayles’s Bonus Accounts include a common trust fund account in addition to one of the Funds which he manages. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, these Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold

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the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager in the Funds that they manage.

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Richard Bayles	Blended Equity Fund	X
	Equity Opportunities Fund					X

Fatima Dickey	Blended Equity Fund	X
	Equity Opportunities Fund	X

Timothy Evnin	Value and Restructuring Fund					X
	Mid Cap Value and Restructuring Fund							X

John McDermott	Mid Cap Value and Restructuring Fund					X
	Value and Restructuring Fund					X

Thomas W. Vail	Equity Income Fund					X

Brian V. DiRubbio	Equity Income Fund					X

David J. Linehan	International Fund			X
	Pacific/Asia Fund				X
	International Equity Fund	X

Donald Elefson	International Fund	X
	Pacific/Asia Fund	X
	Emerging Markets Fund				X
	International Equity Fund	X

A.K. Rodgers Ratcliffe	High Yield Fund				X

Adam Moss	High Yield Fund			X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Company’s administrator. In this role, CMA is responsible for oversight of the activities of the sub-administrator pursuant to an Administration Agreement dated November 12, 2004, as amended (the “Administration Agreement”). Prior to a restructuring that took effect July 1, 2007, USTA served as

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administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. BISYS Fund Services Ohio, Inc. (“BISYS”), subject to oversight of CMA, serves as the Company’s sub-administrator and provides the Funds with general administrative and operational services pursuant to the Administration Agreement. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Funds, furnishing the Funds with clerical, accounting and bookkeeping services, and performing certain other services required by the Funds.

BISYS also acts as the fund accounting agent for the Trust and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

CMA and BISYS also serve as administrator and sub-administrator, respectively, to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., which are also advised by the Advisers and their affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds, Inc., CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds, Inc.

For all Funds (excluding the International Funds of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Trust and Excelsior Funds, Inc.
All Assets	0.200%

Administration fees payable by each portfolio of the Trust, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

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For the fiscal years ended March 31, 2007, 2006 and 2005, the Funds paid the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Mid Cap Value and Restructuring Fund	$438,688	$464,898	$414,842
International Equity Fund	$128.436	$95,616	$67,153
High Yield Fund	$184,503	$248,330	$250,922
Equity Income Fund	$326,390	$322,704	$199,610
Equity Opportunities Fund	$370,773	$194,157	$29,431
For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:
	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Mid Cap Value and Restructuring Fund	$10,966	$—	$47,237
International Equity Fund	$2,319	$—	$5,562
High Yield Fund	$271,220	$—	$29,194
Equity Income Fund	$8,005	$—	$19,651
Equity Opportunities Fund	$11,224	$—	$1,008

Shareholder Organizations

The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Funds’ Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Trust’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Trust. Pursuant to the Plan, the Trust’s Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Independent Trustees”).

Any material amendment to the Trust’s arrangements with Shareholder Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the Independent Trustees). So long as the Trust’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

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For the fiscal year ended March 31, 2007 the Trust made payments to Shareholder Organizations in the following amounts:

	Total Fees	Amounts Paid to Affiliates of U.S. Trust*
Mid Cap Value and Restructuring Fund	$619,260	$530,044
International Equity Fund	$113	$271
High Yield Fund	$286,507	$274,600
Equity Income Fund	$540,701	$526,446
Equity Opportunities Fund	$471,667	$464,758

*	Includes payments made to Charles Schwab & Co., Inc., a former affiliate of U.S. Trust.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Trust’s Trustees and officers who are not affiliated with the or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as the custodian of the Funds’ assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40

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per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Trust’s Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds. For the Fixed Income Fund, purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Equity Funds and Fixed Income Fund may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fixed Income Fund’s turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net income of any of these Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Funds’ Prospectuses for each of the Fund’s portfolio turnover rates.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act.

During the last three fiscal years, the Trust paid brokerage commissions on behalf of each Fund as shown in the table below. None of the brokerage commissions were paid to an affiliated person of the Fund, the Investment Adviser, or the Funds’ distributor at the time of the transaction.

	2007	2006	2005
Mid Cap Value and Restructuring Fund	$172,135	$344,819	$328,565
International Equity Fund	$82,744	$82,947	$100,389
Equity Income Fund	$152,035	$286,945	$163,235
Equity Opportunities Fund	$262,899	$178,123	$110,840
High Yield Fund	$0	$719	$0

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. Securities purchased and sold by the High Yield Fund are generally traded in the over-the-

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counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The Investment Advisory Agreements between the Trust and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust’s Board of Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the Investment Advisory Agreements, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Funds. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Funds will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Funds themselves.

Among the types of research services that might be received in consideration of the Funds’ portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Funds’ portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

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The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Funds’ portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

During the fiscal year ended March 31, 2007, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
International Equity Fund	$38,435,969	$86,071
Mid Cap Value and Restructuring Fund	$86,898,642	$127,478
Equity Income Fund	$83,576,262	$100,048
Equity Opportunities Fund	$137,419,868	$195,521

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2007, the following Funds held the following securities of the Trust’s regular brokers or dealers or their parents:

Fund / Security	Security Type	Principal Amount (in thousands)
Equity Opportunities Fund
Lehman Brothers, Inc.	Equity	$2,908
J.P. Morgan Securities	Debt	$13,082
Equity Income Fund
Morgan Stanley	Equity	$6,301
J.P. Morgan Securities	Debt	$1,248
International Equity Fund
HSBC Securities, Inc.	Equity	$861
UBS Securities LLC	Equity	$811
J.P. Morgan Securities	Debt	$1,863
Mid Cap Value and Restructuring Fund
Lehman Brothers, Inc.	Equity	$8,170
J.P. Morgan Securities	Debt	$6,066

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

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PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Funds are open for business each day except for days on which the NYSE is closed. The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds. The Board of Trustees has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to USTA, the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Funds’ Board of Trustees, the Funds use certain pricing services to provide values for their portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund business day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith. In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service

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provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon the changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the time the Funds calculate their NAV.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. Its principal address is 100 East Broad Street, Columbus, OH, 43215. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) was terminated by the Trust’s Board of Trustees and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Trust, there was no disagreement between E&Y and the Trust on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of such financial statements are available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

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ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In order to qualify for treatment as a registered investment company (“RIC”), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any and any undistributed amounts from prior years. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund’s income, less expenses incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income, rather than interest income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic

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corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Each Fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

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If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to pass through to the Fund’s shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has five series, although additional series may be established from time to time.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The

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underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Independent Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

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PROXY VOTING PROCEDURES

The Board of Trustees (the “Board”) has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D (Routine Issues) and Appendix E (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

CODE OF ETHICS

The Trust, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2007, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each share class of each fund of the Trust, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Shares class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	17.70%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	52.56%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	5.82%	Record

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Equity Income Fund
Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	75.27%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	10.85%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	7.12%	Record

High Yield Fund

Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6.85%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	78.22%	Record

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Equity Opportunities Fund

Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6.62%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	60.52%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	13.81%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	16.32%	Record

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Institutional class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	74.94%	Record

Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	5.12%	Record

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International Equity Fund
Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	61.01%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	10.83%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	15.63%	Record

High Yield Fund

Ellard & Co. c/o Fiduciary Trust Co. Intl PO Box 3199 Church Street Station New York, NY 10008-3199	7.39%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	70.56%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	6.57%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	13.69%	Record

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Equity Opportunities Fund
Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	74.37%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	12.15%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	7.64%	Record

SEI Private Trust Co. c/o Mellon Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	5.07%	Record

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Retirement class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

64

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
Orchard Trust Company Ttee Employee Benefits Clients 8515 East Orchard Rd 2T2 Greenwood Village, CO 80111-5002	8.93%	Record

GPC as Agent for MGS Heritage Trust Company FBO Boston Community Capital 401k Plan P.O. Box 79377 Atlanta, GA 30357-7377	10.31%	Record

AST Capital Trust Co. of DE Cust FBO Electric Component Sales, Inc. PSP 2800 N. Central #900 Phoenix, AZ 85004-1037	18.42%	Record

GPC as Agent for MGS Heritage Trust Company FBO Benicia Arsenal 401k PSP P.O. Box 79377 Atlanta, GA 30357-7377	14.14%	Record

GPC as Agent for MGS Heritage Trust Company FBO Community Mgmt Corp 401k PFT SHR PL P.O. Box 79377 Atlanta, GA 30357-7377	19.24%	Record

GPC as Agent for MGS Heritage Trust Company FBO Paydata Payroll Svc Inc. P/S Plan P.O. Box 79377 Atlanta, GA 30357-7377	12.10%	Record

Equity Income Fund

Excelsior Funds Seed Account c/o Charles Schwab Attn: Michael Loudermilk 101 Montgomery Street San Francisco, CA 94101	100.00%	Record

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Trust’s Annual Reports to Shareholders for the fiscal year ended March 31, 2007 (the “2007 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Annual Reports are incorporated by reference herein. The financial statements included in the 2007 Annual Reports for the Funds have been audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the 2007 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2007 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

65

APPENDIX A

HIGH YIELD FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed  1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

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(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

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***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERNATIONAL EQUITY FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed  1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In

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addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

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The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

MID CAP VALUE AND RESTRUCTURING FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed  1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

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(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the

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value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

EQUITY INCOME FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed  1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

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(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

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(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

EQUITY OPPORTUNITIES FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed  1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

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(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

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(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

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“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

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Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

•	Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

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In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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APPENDIX C

The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rates Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

APPENDIX D

ROUTINE ISSUES

The Adviser will vote the following items as recommended by management of the issuer because the Adviser believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Adviser’s clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters- including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters- including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of meeting, the designation of two shareholders to approve and sign minutes of meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize board to ratify and execute approved resolutions, prepare and approve list of shareholders.

7.	Remuneration Report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

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8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

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APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent –We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

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(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

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4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)	Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

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(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association –We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

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(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change is in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

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(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

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(xxiii)	Proposals Prohibiting Dealings with Certain Countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)

Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding

E-99

cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Adviser, the procedures set forth Appendix C will be followed.

8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Adviser

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Adviser is affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Adviser may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

F-101

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Long-Term Tax-Exempt Fund

Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

New York Intermediate-Term Tax-Exempt Fund

Supplement dated October 12, 2007

Fixed Income Funds - Shares Class Prospectus,

dated July 1, 2007, as supplemented August 1, 2007 and August 29, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE OCTOBER 15, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Pamela Hunter will no longer serve as portfolio manager of the Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund and New York Intermediate-Term Tax-Exempt Fund.

Effective October 15, 2007, the disclosure paragraph under the section entitled “Portfolio Managers” for Long-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund is removed and replaced in its entirety with the following:

Kimberly A. Campbell, serves as the portfolio manager for Long-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund and is primarily responsible for the day-to-day management of the Funds. Ms. Campbell has been associated with U.S. Trust since October, 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since June, 1995. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

Effective October 15, 2007, the disclosure paragraph under the section entitled “Portfolio Managers” for Intermediate-Term Tax-Exempt Fund is removed and replaced in its entirety with the following:

Susan A. Sanderson, serves as the portfolio manager for Intermediate-Term Tax-Exempt Fund and is primarily responsible for the day-to-day management of the Fund. Ms. Sanderson has been associated with U.S. Trust since October, 2007 and has been associated with Columbia Management Advisors since 1985. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

Effective October 15, 2007, the disclosure paragraph under the section entitled “Portfolio Managers” for Short-Term Tax-Exempt Securities Fund is removed and replaced in its entirety with the following:

James M. D’Arcy, serves as the portfolio manager for Short-Term Tax-Exempt Securities Fund and is primarily responsible for the day-to-day management of the Fund. Mr. D’Arcy has been associated with U.S. Trust since June, 2007 and has been associated with Columbia Management Advisors LLC or its predecessors since 1999. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/136321-1007

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Long-Term Tax-Exempt Fund

Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

New York Intermediate-Term Tax-Exempt Fund

Supplement dated October 12, 2007

Statement of Additional Information,

dated July 1, 2007, as supplemented August 1, 2007 and August 29, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective October 15, 2007, the following information is added to the sections entitled “Portfolio Managers” in the Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for Long-Term Tax-Exempt Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kimberly A. Campbell*	3	0	12	—	—	—
	$2.8 billion	$0	$1.1 million	—	—	—

*	Account information is provided as of September 28, 2007.

2.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for New York Intermediate-Term Tax-Exempt Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kimberly A. Campbell*	3	0	12	—	—	—
	$2.8 billion	$0	$1.1 million	—	—	—

*	Account information is provided as of September 28, 2007.

3.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for Intermediate-Term Tax-Exempt Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts**	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Susan A. Sanderson	2	3	7	—	—	—
	$2,651 million	$660 million	$1.6 million	—	—	—

*	Account information is provided as of September 28, 2007.

**	Account information is provided as of June 30, 2007.

4.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for Short-Term Tax-Exempt Securities Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James M. D’Arcy*	2	1	46	—	—	—
	$507 million	$73.4 million	$4.7 billion	—	—	—

*	Account information is provided as of September 28, 2007.

5.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for Long-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund:

Ms. Campbell receives all of her compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Long-Term Tax-Exempt Fund

Portfolio Manager	Performance Benchmark	Peer Group
Kimberly Campbell	Merrill Lynch 22+ Year Municipal Index	Lipper General Municipal Debt Classification

Lehman Brothers General Municipal Bond Index

New York Intermediate-Term Tax-Exempt Fund

Portfolio Manager	Performance Benchmark	Peer Group
Kimberly Campbell	Merrill Lynch 3-7 Year New York Municipal Bond Index	Lipper New York Intermediate Municipal Debt Classification

Merrill Lynch 7-12 Year New York Municipal Bond Index

Lehman Brothers Municipal 3-15 Year New York Blended Index

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

6.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for Intermediate-Term Tax-Exempt Fund:

Ms. Sanderson receives all of her compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Susan Sanderson	Merrill Lynch 3-7 Year Municipal Bond Index	Lipper Intermediate Municipal Debt Funds Classification

Merrill Lynch 7-12 Year Municipal Bond Index

Lehman Brothers 1-10 Year Blend Municipal Bond Index

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

7.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for Short-Term Tax-Exempt Securities Fund:

Mr. D’Arcy receives all of his compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
James M. D’Arcy	Merrill Lynch 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Classification

Lehman Brothers 1-5 Year Municipal Bond Index

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

8.	The following is added in the section entitled “Ownership of Fund Securities” in the Statement of Additional Information:

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially owned*
Kimberly A. Campbell	Long-Term Tax-Exempt Fund	$0**

Kimberly A. Campbell	New York Intermediate Tax-Exempt Fund	$0**

Susan A. Sanderson	Intermediate-Term Tax-Exempt Fund	$0**

James M. D’Arcy	Short-Term Tax-Exempt Securities Fund	$0**

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

**	Account information is provided as of September 28, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-50/136322-1007

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 29, 2007 to the following Prospectuses

Excelsior Funds, Inc. Excelsior Funds Trust Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds – Shares Class Prospectus dated July 1, 2007, as supplemented August 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Retirement Shares Class Prospectus dated July 1, 2007, as supplemented July 17, 2007 and August 1, 2007

Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. Money Funds – Shares Class Prospectus dated July 1, 2007, as supplemented August 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds – Shares Class Prospectus dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007 and August 1, 2007

Excelsior Funds, Inc.

Excelsior Funds Trust

Institutional Funds – Institutional Shares Class Prospectus

dated July 1, 2007, as supplemented

July 6, 2007 and August 1, 2007

The above Fixed Income Funds- Shares Class Prospectus, Money Funds – Shares Class Prospectus and Equity Funds – Shares Class Prospectus are collectively referred to as the “Shares Class Prospectus”, the Institutional Funds – Institutional Shares Class Prospectus is referred to as the “Institutional Shares Class Prospectus”, and the Retirement Shares – Shares Class Prospectus is referred to as the “Retirement Shares Class Prospectus”.

The above Fixed Income Funds- Shares Class Prospectus, Money Funds – Shares Class Prospectus, Equity Funds – Shares Class Prospectus, Institutional Funds – Institutional Shares Class Prospectus and Retirement Shares – Shares Class Prospectus are collectively referred to as the “Prospectuses”.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective on or about September 17, 2007, the Prospectuses for each of the Funds are hereby supplemented as described below:

1. Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside Distribution Services, L.P. as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

2. Columbia Management Services, Inc. (the “Transfer Agent”) will replace State Street Bank and Trust Company as the transfer agent of the Funds. The Transfer Agent’s principal address is One Financial Center, Boston, Massachusetts 02111. The Transfer Agent is a registered transfer agent and an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

3. State Street Bank and Trust Company (the “Custodian”) will replace J.P. Morgan Chase Bank as the custodian of the Funds. The Custodian’s principal address is Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111.

4. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the telephone numbers and the mailing addresses for the Transfer Agent are revised and replaced in their entirety with the following:

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611 (Shares Class, Institutional Shares Class and Retirement Shares Class investor general inquiries)

800.422.3737 (Shares Class, Institutional Shares Class and Retirement Shares Class telephone and wire transactions)

5. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in the section entitled “Householding” is revised and replaced in its entirety with the following:

If you do not want your mailings to be “householded,” please call 800.345.6611 or contact your financial intermediary.

6. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in paragraph two of the section entitled “How to Purchase Fund Shares” regarding federal funds and registration instructions is deleted in its entirety.

7. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the last sentence in paragraph three of the section entitled “How to Purchase Fund Shares” is deleted in its entirety.

8. For the Shares Class Prospectus and the Institutional Shares Class Prospectus, and the Retirement Shares Class Prospectus, paragraph five and paragraph four, respectively, of the section entitled “How to Purchase Fund Shares” are revised and replaced in their entirety with the following:

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

9. For the Money Funds – Shares Class Prospectus, the following disclosure is added to paragraph three in the section entitled “General Information”:

In order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 1:00 p.m. Eastern time (or 12:00 noon Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day and federal funds payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

10. For the Institutional Shares Class Prospectus, the last sentence in paragraph three in the section entitled “General Information” is revised and replaced in its entirety with the following:

For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 3:00 p.m. Eastern time and federal funds payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

11. For the Shares Class Prospectus, the section entitled “Minimum Purchases” is revised and replaced in its entirety with the following:

Minimum Initial Investments

The minimum initial investment for the Shares Class is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Shares Class bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment in Shares Class.

12. For the Shares Class Prospectus and the Institutional Class Prospectus, all references to Automatic Investment Program are replaced with Systematic Investment Plan.

13. For the Shares Class Prospectus, the section entitled “Automatic Investment Program” is revised and replaced in its entirety with the following:

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial intermediary to set up the plan.

14. For the Shares Class Prospectus, the last sentence in paragraph five in the section entitled “How to Sell Your Fund Shares” is revised and replaced in its entirety with the following:

There is no minimum amount for telephone redemptions. You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

15. For the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the following sentence is added to the end of paragraph five in the section entitled “How to Sell Your Fund Shares”:

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

16. For the Shares Class Prospectus and the Institutional Class Prospectus, paragraph seven and paragraph six, respectively, in the section entitled “How to Sell Your Fund Shares” are revised and replaced in their entirety with the following:

If you would like to sell $100,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

17. For the Shares Class Prospectus, the section entitled “Systematic Withdrawal Plan” is revised and replaced in its entirety with the following:

If you have at least $5,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly or semi-annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

18. For the Shares Class Prospectus, paragraph two in the section entitled “How to Exchange Your Shares” is revised and replaced in its entirety with the following:

You may also exchange shares through your financial institution. Minimum initial investment rules apply to exchanges into a Fund. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 10 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

19. For the Institutional Shares Class Prospectus, the last two sentences in paragraph one in the section entitled “How to Exchange Your Shares” are revised and replaced in their entirety with the following:

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 10 days from your date of purchase). This exchange privilege may be changed or cancelled at any time upon 60 days’ notice.

20. For the Retirement Shares Class Prospectus, paragraph two in the section entitled “How to Exchange Your Shares” is revised and replace in its entirety with the following:

If an Investor recently purchased shares by check, an Investor may not be able to exchange shares until the check has cleared (which may take up to 10 days from the date of purchase). This exchange privilege may be changed or canceled at any time.

21. For the Equity Funds – Shares Class Prospectus and the Fixed Income Funds – Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $50) or sent to you by check. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

22. For the Money Funds – Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $50) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next business day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

23. For the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the section entitled “Receiving Your Money” is revised and replaced in its entirety with the following:

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. For shares sold by wire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

24. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the following is added to the section entitled “Dividends and Distributions”:

Dividends and distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive dividends and distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

25. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, the EXCELSIOR FUNDS’ PRIVACY NOTICE is deleted in its entirety.

EXC-47/134903-0807

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 29, 2007 to the following

Statements of Additional Information:

Excelsior Funds, Inc. Excelsior Funds Trust Statements of Additional Information, each dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007 and August 1, 2007	Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information dated July 1, 2007, as supplemented August 1, 2007

The above Excelsior Funds, Inc. Statement of Additional Information, Excelsior Funds Trust Statement of Additional Information and Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information are collectively referred to as the “Statements of Additional Information.”

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

Effective on or about September 17, 2007, the Statements of Additional Information are hereby supplemented as described below:

1. Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside Distribution Services, L.P. as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

2. Columbia Management Services, Inc. (the “Transfer Agent”) will replace State Street Bank and Trust Company as the Transfer Agent of the Funds. The Transfer Agent’s principal address is One Financial Center, Boston, Massachusetts 02111. The Transfer Agent is a registered transfer agent and is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC. All references to State Street Bank and Trust Company and Boston Financial Data Services, Inc. (“BFDS”) as Transfer Agent are replaced with Columbia Management Services, Inc.

3. State Street Bank and Trust Company (the “Custodian”) will replace J.P. Morgan Chase Bank as the Custodian of the Funds. The Custodian’s principal address is Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111. All references to J.P. Morgan Chase Bank as Custodian are replaced with State Street Bank and Trust Company.

4. For the Statements of Additional Information, the telephone numbers and the mailing addresses for the Transfer Agent are revised and replaced in their entirety with the following:

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611 (Shares Class, Institutional Shares Class and Retirement Shares Class investor general inquiries)

800.422.3737 (Shares Class, Institutional Shares Class and Retirement Shares Class telephone and wire transactions)

5. For the Excelsior Funds Trust Statement of Additional Information, and the Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds Inc. Statements of Information, the first sentence in paragraph two and paragraph three, respectively, in the section entitled “Redemption Procedures” are revised and replaced in their entirety with the following:

As discussed in the Prospectus, a redemption request for an amount in excess of $100,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by the Transfer Agent in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”).

6. For the Statements of Additional Information, the first and second sentences in paragraph one in the section entitled “Systematic Withdrawal Plan” are revised and replaced in their entirety with the following:

An Investor who owns Shares class shares having a value of $5,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly or semiannual basis.

7. For the Statements of Additional Information, paragraph one in the section entitled “Exchange Privilege” is revised and replaced in its entirety with the following:

Investors may exchange Shares for Shares of the same class of any other portfolio of the Excelsior Funds Trust or Excelsior Tax-Exempt Funds, Inc. or Excelsior Funds Inc. (together, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order. Minimum initial investment rules apply to exchanges into another portfolio.

8. For the Statements of Additional Information, the section entitled “Retirement Plans” is revised and replaced in its entirety with the following:

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by Bank of America, National Association:

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses.

The minimum initial investment for IRAs is $1,000 per Fund and there is no minimum subsequent investment amount. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 345-6611. Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

9. For the Statements of Additional Information, all references to Automatic Investment Program are replaced with Systematic Investment Plan.

10. For the Statements of Additional Information, paragraph one in the section entitled “Automatic Investment Program” is revised and replaced in its entirety with the following:

Systematic Investment Plan

The Systematic Investment Plan permits Investors to purchase Shares class shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Systematic Investment Plan account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares class shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares class shares will be purchased on a monthly, quarterly or semi-annual basis.

11. For the Statements of Additional Information, paragraphs two and three in the section entitled “Custodian and Transfer Agent” are revised and replaced in its entirety with the following:

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. The Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Transfer Agent retains Boston Financial Data Services, Inc. (“BFDS”), 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS assists the Transfer Agent in carrying out its duties.

12. For the Statements of Additional Information, all references to BISYS Fund Services Ohio Inc. (“BISYS”) as sub-administrator in the section entitled “Administrator” are removed in their entirety and the following sentence is added to the end of the section: “Prior to September 17, 2007, BISYS Fund Services Ohio Inc. served as sub-administrator and fund accounting agent for the Funds.”

EXC-50/134904-0807

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Long-Term Tax-Exempt Fund

Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

New York Intermediate-Term Tax-Exempt Fund

California Short-Intermediate Term Tax-Exempt Income Fund

Tax-Exempt Money Fund

New York Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the California Short-Intermediate Term Tax Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund and Tax-Exempt Money Fund (individually, a “Fund” and collectively, the “Funds”) dated July 1, 2007 (the “Prospectuses”). A copy of the Prospectuses may be obtained by writing Excelsior Tax-Exempt Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2007, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

Each Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 466-1012, and on the Fund’s website at http://www.excelsiorfunds.com and on the Securities Exchange Commission’s website at http://www.sec.gov.

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CLASSIFICATION AND HISTORY

Excelsior Tax-Exempt Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company. The Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The California Short-Intermediate Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, and New York Tax-Exempt Money Funds are classified as non-diversified under the 1940 Act. Each Fund offers one class of shares. The Company was organized as a Maryland corporation on August 8, 1984.

For ease of reference, the various Funds are referred to as follows: California Short-Intermediate Term Tax Exempt Income Fund as “CA Short-Intermediate Term Tax Exempt Income Fund”; New York Intermediate-Term Tax-Exempt Fund as “NY IT Tax-Exempt Fund”; and together with the CA Short-Intermediate Term Tax Exempt Income Fund, the “State Tax-Exempt Funds”; Intermediate-Term Tax-Exempt Fund as “IT Tax-Exempt Fund”; Long-Term Tax-Exempt Fund as “LT Tax-Exempt Fund”; and Short-Term Tax-Exempt Securities Fund as “ST Tax-Exempt Fund,” and together (not including the State Tax-Exempt Funds) the “Tax-Exempt Funds”; New York Tax-Exempt Money Fund as “NY Money Fund” and Tax Exempt Money Fund as “TE Money Fund,” and together with the NY Money Fund, the “Money Funds.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objectives, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices, that are not principal strategies.

From time to time, on a temporary defensive basis due to market conditions, each of the Tax-Exempt Funds, State Tax-Exempt Funds and Money Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers’ acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; or (v) securities issued by other investment companies that invest in high quality, short-term securities. In addition, during such times the Tax-Exempt Funds and the State Tax-Exempt Funds may purchase municipal bond index and interest rate futures contracts.

The Tax-Exempt Funds and State Tax-Exempt Funds

The Funds may place up to 5% of their total assets in fixed income securities that are rated at or below investment grade. These fixed income securities are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba of lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.”

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Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

For purposes of this SAI, the term “Municipal Obligations” is synonymous to the term “municipal securities” as used in the prospectus. The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The CA Short-Intermediate Term Tax Exempt Income Fund will invest substantially all of its assets in Municipal Obligations and the NY IT Tax-Exempt Fund will invest substantially all of its assets in New York Municipal Obligations. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. With respect to the CA Short-Intermediate Term Tax Exempt Income Fund and the NY IT Tax-Exempt Fund, each Fund expects that dividends derived from interest on Municipal Obligations will be exempt from regular federal income tax. In addition, each of the CA Short-Intermediate Term Tax Exempt Income Fund and the NY IT Tax-Exempt Fund expects that dividends derived from Municipal Obligations issued by California or New York, respectively, will also be exempt from each state’s personal income tax. Municipal Obligations issued by states other than California (for the CA Short-Intermediate Term Tax Exempt Income Fund) or New York (for the NY IT Tax-Exempt Fund) may be subject to state personal income tax.

Except with respect to up to 5% of the Funds’ total assets, the Municipal Obligations purchased by the Tax-Exempt Funds and State Tax-Exempt Funds will consist of: (1) bonds rated “BBB” or higher by S&P or by Fitch Ratings (“Fitch”), or “Baa” or higher by Moody’s, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated “MIG-3” or higher (“VMIG-3” or higher in the case of variable rate notes) by Moody’s, or “SP-3” or higher by S&P, or “F3” or higher by Fitch; and (3) commercial paper rated “Prime-3” or higher by Moody’s, or “A-3” or higher by S&P, or “F3” or higher by Fitch. Securities rated “BBB” by S&P and Fitch or “Baa” by Moody’s are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities.

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If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. See “Additional Information on Portfolio Instruments—Ratings.” A discussion of Moody’s, Fitch’s and S&P’s rating categories is contained in Appendix B.

The Funds may invest up to 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

Each Fund may invest in “private activity bonds” (see “Additional Information on Portfolio Instruments — Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s total assets when added together with any taxable investments held by that Fund.

The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

The money market instruments that may be purchased by the Funds include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Investments in time deposits are limited to no more than 5% of the value of the Fund’s total assets at the time of purchase. See “Additional Information on Portfolio Instruments – Bank Obligations.”

There are special risks associated with investment in the State Tax-Exempt Funds. See “Special Considerations Related to California Municipal Obligations” and “Special Considerations Related to New York Municipal Obligations.”

The Money Funds

The Money Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization (“NRSRO”), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, “Eligible Securities”). See “Ratings.” The rating symbols of the NRSROs which the Funds may use are described in Appendix B attached hereto.

The Money Funds may also invest from time to time in “private activity bonds” (see “Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s net assets when added together with any taxable investments by the Fund.

Each Money Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

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For the Money Funds, investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund’s total assets may be invested in any one branch, and that no more than 20% of the Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at time of purchase. See “Additional Information on Portfolio Instruments – Bank Obligations.”

The Tax-Exempt Money Fund

The TE Money Fund will invest substantially all of its assets in high-quality Municipal Obligations determined by the Adviser to present minimal credit risks. The TE Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

The New York Tax-Exempt Money Fund

Under normal market conditions, at least 80% of the NY Money Fund’s net assets will be invested in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. See “Additional Information on Portfolio Instruments – Derivatives.” Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York (“New York Municipal Obligations”) are exempt from regular federal, New York State and New York City personal income tax. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see “Additional Information Concerning Taxes” below).

The Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. See “Special Considerations Relating to New York Municipal Obligations.”

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Bank Obligations (all Funds)

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC.

Borrowing and Reverse Repurchase Agreements (All Funds)

Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

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Credit Default Swap Contracts and Swaptions (Tax-Exempt and State Tax-Exempt Funds)

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease the Funds’ exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Funds’ exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the Funds agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Funds’ exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Funds’ investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Funds, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Funds, the Funds must be prepared to make such payments when they are due.

In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

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In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the Funds (i.e., where the Funds are selling credit default protection), however, the Funds will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Derivatives (NY Money Fund)

The NY Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Obligation or a pool of Municipal Obligations which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligations to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

Before purchasing a tax-exempt derivative for the NY Money Fund, the Adviser is required by the Fund’s Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity’s relevant financial information.

Derivative Contracts and Securities (Tax-Exempt and State Tax-Exempt Funds)

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Futures Contracts (Tax-Exempt and State Tax-Exempt Funds)

The Tax-Exempt and State Tax-Exempt Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. The Tax-Exempt and State Tax-Exempt Funds may also use futures transactions and related options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates.

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With respect to investments in municipal bond index futures contracts, municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Tax-Exempt and State Tax-Exempt Funds.

The Tax-Exempt and State Tax-Exempt Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the “underlying commodity” is represented by various types of fixed-income securities.

Each of the Tax-Exempt and State Tax-Exempt Funds may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Consistent with CFTC regulations, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When investing in futures contracts, the Funds must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited.

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Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix C for further discussion of futures contracts.

Government Obligations (All Funds)

The Funds may invest in U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment

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obligations in the future. In such case, the Funds must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Illiquid Securities (All Funds)

The Funds will not knowingly invest more than 10% of the value of their net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if these securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Insured Municipal Obligations (All Funds)

The Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors.

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Investment Company Securities (All Funds)

The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Money Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Obligations. Securities of other investment companies will be acquired by the Money Funds within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities, except money market securities. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

The Tax Exempt and State Tax Exempt Funds may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Municipal Obligations (All Funds)

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding

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of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. The interest from Municipal Obligations is, in the opinion of bond counsel to the issuer exempt from federal income tax. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds’ portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund – the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

The Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such “stripped” Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such a discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase “stripped” Municipal Obligations, and in addition, the Money Funds intend to purchase custodial receipts, only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. “Stripped” Municipal Obligations are considered illiquid securities subject to the limit described under “Illiquid Securities.”

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. See “Ratings.”

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

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Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Tax-Exempt and Money Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Tax-Exempt and Money Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the NY Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Portfolio Turnover (All Funds)

Each of the Funds may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Ratings (All Funds)

The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity,

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interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

Repurchase Agreements (All Funds)

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund will enter into repurchase agreements only with financial institutions, such as banks or broker/dealers, that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities.

The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Stand-By Commitments (All Funds)

The Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

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Variable and Floating Rate Instruments (All Funds)

Securities purchased by the Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Tax-Exempt and State Tax-Exempt Funds based upon the Adviser’s determination that their quality at the time of purchase is comparable to at least the minimum ratings permitted for investments in the Fund. In some cases a Fund may require that the issuer’s obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

While the Money Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the SEC. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the Fund will segregate liquid assets equal to the amount of the commitment.

It is expected that forward commitments and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

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When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Special Considerations Relating to California and New York Municipal Obligations (State Tax-Exempt Funds)

The State Tax-Exempt Funds invests primarily in state-specific tax-exempt securities, which means that the Fund invests at least 80% of its net assets in securities that pay income that is exempt from federal taxes and the taxes of a particular state (i.e., California). Each Fund may invest primarily and generally predominately in tax-exempt issued by or on behalf of California or California’s counties, municipalities, authorities or other subdivisions. Each Fund also may invest in securities issued by certain U.S. territories and possessions, such as Puerto Rico, that pay income that is exempt from federal and California state income tax.

Securities of a state-specific fund are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, the Fund provides a greater level of risk than a Fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities the Company will invest from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Company may invest or on the shares of the Company.

In addition, the Company cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which

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proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Company and the value of the Company’s investments. Further, in January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state’s exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the next term of the United States Supreme Court, which commences on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by the Company to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of the Company’s shares.

The Company is not suitable for investors who would not benefit from the tax-exempt character of the fund’s investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Company’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. Under the Distribution Agreement, the Distributor has agreed to use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Company. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

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Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

Shares may be purchased directly by individuals (“Direct Investors”) or by institutions (“Institutional Investors” and, collectively with Direct Investors, “Investors”). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) that have entered into agreements with the Company. The Company will be deemed to have received a purchase (and redemption) order when a Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) receives the order. The orders will be priced at that Fund’s net asset value (see “Portfolio Valuation”) next computed after the order is received by the Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) and accepted by the Fund. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. Transaction related charges associated with the submission of orders to the Funds, such as CUSIP charges, and NSCC fees are also incurred by the Funds and therefore, indirectly, by shareholders in the Funds. Transaction charges, if any, imposed by Shareholder Organizations on their Customers associated with the placement of orders by Customers with such organizations (such as broker trading charges, commission) are incurred by the Customers and not by the Funds. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 446-1012 or by terminal

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access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

        Shares may be redeemed by an Investor by submitting a written request for redemption to:

Excelsior Tax-Exempt Funds, Inc.

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, Massachusetts 02266-8529

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, Massachusetts 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five business days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by telephone as described in the prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

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The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, at its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semi-annual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1)	A fixed-dollar withdrawal;

(2)	A fixed-share withdrawal;

(3)	A fixed-percentage withdrawal (based on the current value of the account); or

(4)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

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Exchange Privilege

Investors may exchange shares having a value of at least $500 for shares of the same class of any other portfolio of the Company, Excelsior Funds, Inc. or Excelsior Funds Trust (collectively, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges from Funds within Excelsior Funds, Inc. and Excelsior Funds Trust may be subject to a 2.00% redemption fee. See Excelsior Fund, Inc.’s Prospectus and Excelsior Funds Trust’s Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company, National Association:

•	IRA’s (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

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The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into nineteen series of shares representing interests in seven portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company portfolios of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company is entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s outstanding shares may elect all of the Company’s directors, regardless of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares

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of each Series (Fund) affected by the matter. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of the independent registered public accounting firm and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to Fund.

The Company’s Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Company, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Company, including its Board of Directors, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Company, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Funds’ website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Company or the Chief Legal Officer (the “CLO”) of the Company. The Company’s Administrator, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Company any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

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Currently, the Company does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

As described in the Policy, portfolio holdings information is provided to the Company’s service providers on an as-needed basis in connection with the services provided to the Company by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information is also to be provided to the Company’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Company, are required to maintain the confidentiality of the information provided. Neither the Company nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

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MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Director is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Director(4)
INDEPENDENT DIRECTORS

Rodman L. Drake Year of Birth: 1943	Director; Chairman, Full Board	Director since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 — Director, Parsons Brinckerhoff, Inc. (since 1995)

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Crystal River Inc. (since March 2005)

BOARD 4 — Director, Student Loan Corporation (since May 2005).

BOARD 5 — Celgene Corporation (since May 2006).

BOARD 6 — Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Director; Chairman, Investment Oversight Committee	Director since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

Jonathan Piel Year of Birth: 1938	Director	Director since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

John D. Collins Year of Birth: 1938	Director; Chairman, Audit and Compliance Committee	Director since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

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Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting of Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Director serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.
(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each Independent Director retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

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At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

• The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three Independent Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

• The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds’ shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

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Effective July 1, 2006, each Independent Director receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each Independent Director receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each Independent Director received an annual fee of $100,000. The Directors may hold various other directorships unrelated to the Funds. The employees of the Adviser or its affiliates do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director in the Funds and all funds overseen by the director in the “family of investment companies” as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Independent Directors

Rodman L. Drake	Long Term Tax-Exempt Fund: $10,001 - $50,000	Over $100,000

Morrill Melton Hall, Jr.

Tax-Exempt Money Fund: $1 - $10,000

New York Tax-Exempt Money Fund: $1 - $10,000

Intermediate-Term Tax-Exempt Fund: $1 - $10,000

Long Term Tax-Exempt Fund: $1 - $10,000

CA Short-Intermediate Term

Tax Exempt Income Fund: $1 - $10,000

NY Intermediate-Term Tax-Exempt Fund: $1 - $10,000

Short-Term Tax-Exempt Securities Fund: $1 - $10,000

Over $100,000

Jonathan Piel	None	Over $100,000

John D. Collins	None	Over $100,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s Independent Directors in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500			$32,500

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ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665

RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345

MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284

JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259

MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559

NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215

WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.

*	Resigned from the Board effective June, 2006.
**	Resigned from the Board effective August, 2006.
***	Resigned from the Board effective July 1, 2007.

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Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA,” and, together with USTNA, the “Adviser”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The respective Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the TE Money Fund; 0.30% of the average daily net assets of the ST Tax-Exempt Fund; 0.35% of the average daily net assets of the IT Tax-Exempt Fund; and 0.50% of the average daily net assets of the LT Tax-Exempt, the CA Short-Intermediate Term Tax-Exempt, the NY Money and the NY IT Tax-Exempt Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding the percentage stated in the “Net Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the fiscal years ended March 31, 2007, 2006, and 2005, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$—	$—	$8,679
IT Tax-Exempt Fund	$745,477	$708,297	$760,581
LT Tax-Exempt Fund	$148,765	$174,226	$182,967
NY IT Tax-Exempt Fund	$419,936	$443,349	$540,613
NY Money Fund	$702,090	$658,397	$499,093
ST Tax-Exempt Fund	$116,482	$234,274	$473,940
TE Money Fund	$2,704,321	$2,184,640	$789,663

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For the fiscal years ended March 31, 2007, 2006, and 2005, the Adviser’s waivers reduced advisory fees earned by the following:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax-Exempt Fund	$307,162	$331,058	$309,048
IT Tax-Exempt Fund	$550,546	$530,735	$501,508
LT Tax-Exempt Fund	$166,831	$133,366	$145,612
NY IT Tax-Exempt Fund	$256,114	$238,995	$228,828
NY Money Fund	$1,490,998	$1,454,850	$1,657,746
ST Tax-Exempt Fund	$235,286	$292,016	$371,474
TE Money Fund	$2,630,445	$3,143,406	$4,432,905

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the respective Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USNA has undertaken in its Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	4	4	—	—	—	—
Pamela Hunter	$702,768	$907,374	—	—	—	—

	1	1	58	—	—	—
Kathleen Meyer	$56,582	$46,828	$429,717	—	—	—

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Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For Ms. Hunter (Ms. Meyer is eligible for the Discretionary Bonus discussed below, but not the Performance Bonus), the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Pamela Hunter	IT Tax-Exempt Fund LT Tax-Exempt Fund NY IT Tax-Exempt Fund ST Tax-Exempt Fund	Lipper Intermediate Municipal Debt Funds Average Lipper General Municipal Debt Funds Average Lipper NY Intermediate Municipal Debt Funds Average Lipper Short Municipal Debt Funds Average
Kathleen Meyer	n/a	n/a

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor – and therefore a higher potential Discretionary and Performance Bonus—than a Portfolio Manager who is not the leader of an investment discipline. Ms. Meyer does not receive a Performance Bonus.

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Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. As of March 31, 2007, the Portfolio Managers do not own any shares of the Funds.

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Company’s administrator. In this role, CMA is responsible for oversight of the activities of the sub-administrator pursuant to an Administration Agreement dated November 12, 2004, as amended (the “Administration Agreement”). Prior to a restructuring that took effect July 1, 2007, USTA served as

35

administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. BISYS Fund Services Ohio, Inc. (“BISYS”), subject to oversight of CMA, serves as the Company’s sub-administrator and provides the Funds with general administrative and operational services pursuant to the Administration Agreement. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Funds, furnishing the Funds with clerical, accounting and bookkeeping services, and performing certain other services required by the Funds.

BISYS also acts as the fund accounting agent for the Company and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

CMA and BISYS also serve as administrator and sub-administrator, respectively, to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by the Advisers and their affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company, Excelsior Funds, Inc.

and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust
All Assets	0.200%

Administration fees payable by each portfolio of the Company, Excelsior Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Funds paid total administration fees as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$60,482	$78,514	$67,794
IT Tax-Exempt Fund	$557,743	$534,627	$484,352
LT Tax-Exempt Fund	$95,078	$92,906	$88,278

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	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
NY IT Tax-Exempt Fund	$203,661	$206,097	$205,874
NY Money Fund	$660,592	$638,281	$574,773
ST Tax-Exempt Fund	$176,669	$264,945	$375,063
TE Money Fund	$3,214,332	$3,218,552	$2,813,933

For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$32,228	$21,478	$28,478
IT Tax-Exempt Fund	$1,075	$—	$61,864
LT Tax-Exempt Fund	$177	$—	$11,284
NY IT Exempt Fund	$388	$—	$27,280
NY Money Fund	$1,336	$—	$78,650
ST Tax-Exempt Fund	$286	$—	$51,897
TE Money Fund	$6,011	$—	$348,319

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by Administrative Services Plans (the “Plans”) adopted by the Company. Pursuant to the Plans, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Independent Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Independent Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company’s will be committed to the discretion of such Independent Directors.

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For the fiscal year ended March 31, 2007, the Company made payments to Shareholder Organizations on behalf of the Funds in the following amounts:

	Total Fees	Amount Paid to Affiliates of U.S. Trust*
CA S-I Term Tax Exempt Fund	$153,581	$44,953
IT Tax-Exempt Fund	$925,733	$909,928
LT Tax-Exempt Fund	$146,753	$140,871
NY IT Tax-Exempt Fund	$338,025	$326,149
NY Money Fund	$1,096,547	$1,082,994
ST Tax-Exempt Fund	$293,138	$282,780
TE Money Fund	$5,334,766	$5,323,397

*	Includes payments made to Charles Schwab & Co., Inc., a former affiliate of U.S. Trust.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including the Funds’ portion of the fees paid to the Company’s directors and officers who are not affiliated with the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, New York 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain

38

shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Funds (except for the Money Funds) may engage in short term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Prospectuses for the Funds’ portfolio turnover rates.

The Money Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover may be high from time to time, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

39

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the Investment Advisory Agreements, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Funds. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Funds will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Funds themselves.

Among the types of research services that might be received in consideration of the Funds’ portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Funds’ portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Funds’ portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available

40

investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Company is required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2007, the Funds did not hold any securities of the Company’s regular brokers or dealers or their parents.

PORTFOLIO VALUATION

The Funds are open for business each day except for days on which the NYSE is closed. The NY Money Fund and TE Money Fund are also closed when the following federal holidays are observed: Columbus Day and Veterans Day. The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds other than the Money Market Funds. The Board of Directors has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to USTA, the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Funds’ Board of Directors, the Funds use certain pricing services to provide values for their portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund business day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

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The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

NET ASSET VALUE AND NET INCOME OF THE MONEY FUNDS

The Money Funds use the amortized cost method of valuation to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Company’s Board of Directors has established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps

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may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund’s outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund’s assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of the Company (e.g., administrative, legal, accounting, and directors’ fees) prorated to each portfolio of the Company on the basis of their relative net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Company. Its principal address is 100 East Broad Street, Columbus, OH, 43215. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) were terminated by the Company’s Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Company, there was no disagreement between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of such financial statements are available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the prospectuses.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as dividend income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

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In order to qualify for treatment as a registered investment company (“RIC”), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Interest on indebtedness incurred by a shareholder to purchase or carry the Fund’s Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any undistributed amounts from prior years. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related

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persons” thereof. “Substantial user” is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for a Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund’s portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Fund for such year.

The Money Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Money Funds’ investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as dividend income (whether paid in cash or additional shares).

California

As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders (including interest income on California Municipal Obligations for franchise tax purposes). The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Obligations”), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”). For this purpose, California Exempt Obligations are generally limited to California Municipal Obligations and certain U.S. Government and U.S. Possession obligations. A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for Shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is

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exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as ordinary income for California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

New York

Distributions from the NY IT Tax-Exempt and NY Money Funds will generally be exempt from federal, New York State and New York City taxes.

The foregoing discussion is based on federal, California and New York state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state and local taxes. Shareholders will be advised at least annually as to the federal and California or New York personal income tax consequences of distributions made each year.

PROXY VOTING PROCEDURES

The Board of Directors (the “Board”) has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

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To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D (Routine Issues) and Appendix E (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

CODE OF ETHICS

The Company, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to a Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the net asset value of a Fund’s shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2007, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

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Name and Address	Percentage of Fund	Nature of Ownership
CA Short-Intermediate Term Tax Exempt Income Fund

Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	10.38%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	63.31%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	8.82%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	10.59%	Record

IT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	86.07%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	5.42%	Record

LT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	73.87%	Record

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NY IT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	84.47%	Record

NY Tax-Exempt Money Fund

US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd 7th Floor Jersey City, NJ 07310-1995	83.07%	Record/Beneficial

ST Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	85.35%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	6.13%	Record

TE Money Fund

US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd 7th Floor Jersey City, NJ 07310-1995	96.17%	Record/Beneficial

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company’s Annual Reports to Shareholders for the fiscal year ended March 31, 2007 (the “2007 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Annual Reports are incorporated by reference herein. The financial statements included in the 2007 Annual Reports for the Funds have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the 2007 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2007 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

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APPENDIX A

INVESTMENT LIMITATIONS

SHORT-TERM TAX-EXEMPT SECURITIES FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer;

9. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

10. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax.

The following investment limitations are operating policies. The Fund may not:

11. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options; and

12. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 10, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

LONG-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

4. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable;

5. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

6. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

8. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

9. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

10. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

13. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) to invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

* * *

For purposes of Investment Limitation No. 13, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

CALIFORNIA SHORT-INTERMEDIATE TERM TAX EXEMPT INCOME FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

4. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

6. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

7. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

9. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

10. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

11. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

The following investment limitation is an operating policy. The Fund will not:

12. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

***

For purposes of Investment Limitation No. 11, the limitation shall be measured at the time of the investment; provided that if subsequent to the investment, if the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from federal income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

13. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

14. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The following investment limitations are operating policies. The Fund will:

15. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 12 above; and

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

Notwithstanding the provision in Investment Limitation No. 13, to the extent that the Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 13 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

The following investment limitations are operating policies. The Fund may not:

12. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

14. Invest in companies for the purpose of exercising management or control; and

15. Invest more than 10% of its net assets in illiquid securities.

The Fund will:

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1”—Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2”—Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3”—Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”—Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3”—Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”—Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”—Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D”—Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)—The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”—Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”—Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”—Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D”—Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes To Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/ “VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2”—This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3”—This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn. Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX C

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

The Tax-Exempt and State Tax-Exempt Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

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A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the

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customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting

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additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract

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and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election,

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the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

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APPENDIX D

ROUTINE ISSUES

The Advisers will vote the following items as recommended by management of the issuer because the Advisers believe the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Advisers’ clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters – including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board – including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters – including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters – including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of meeting, the designation of two shareholders to approve and sign minutes of meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize board to ratify and execute approved resolutions, prepare and approve list of shareholders.

7.	Remuneration Report – In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

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(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)	Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association – We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change is in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals Prohibiting Dealings with Certain Countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)

Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Advisers, the procedures set forth Appendix C will be followed.

8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Advisers

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Advisers are affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Advisers may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

EXCELSIOR FUNDS, INC.

Blended Equity Fund	Real Estate Fund
Large Cap Growth Fund	Core Bond Fund
Value and Restructuring Fund	Intermediate-Term Bond Fund
Small Cap Fund	Short-Term Government Securities Fund
International Fund	Money Fund
Emerging Markets Fund	Treasury Money Fund
Pacific/Asia Fund	Government Money Fund
Energy and Natural Resources Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the Funds (as defined below) dated July 1, 2007 (the “Prospectuses”). This SAI pertains to the Shares class, Retirement Shares class (“Retirement Shares”) and Institutional Shares class (“Institutional Shares”) (together, the “Shares”), as applicable, of the Blended Equity, Large Cap Growth, Value and Restructuring, Small Cap, International, Emerging Markets, Pacific/Asia, Energy and Natural Resources, Real Estate, Core Bond, Intermediate-Term Bond, Short-Term Government Securities, Money, Treasury Money and Government Money Funds (each, a “Fund” and collectively, the “Funds”) of Excelsior Funds, Inc. A copy of the Prospectuses may be obtained by writing Excelsior Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class or Retirement Shares or (800) 881-9358 for the Institutional Shares. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2007 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 for the Shares class or Retirement Shares or (800) 881-9358 for the Institutional Shares.

Each Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 446-1012 for the Shares class or Retirement Shares or (800) 881-9538 for the Institutional Shares, and on the Funds’ website at http://www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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CLASSIFICATION AND HISTORY

Excelsior Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company and, except for the Energy and Natural Resources and Real Estate Funds, is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland Corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as “UST Master Funds, Inc.” In addition to the Shares class, the Small Cap Fund also offers Retirement Shares; the Emerging Markets, Money and Government Money Funds also offer Institutional Shares; and the Value and Restructuring, Large Cap Growth and Core Bond Funds offer both Retirement Shares and Institutional Shares.

For purposes of this SAI, the Funds are categorized as follows: the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, International, Pacific/Asia, and Emerging Markets Funds are referred to as “Equity Funds” (and the International, Pacific/Asia, and Emerging Markets Funds are also collectively referred to as “International Equity Funds”), the Core Bond, Short-Term Government Securities and Intermediate-Term Bond Funds are referred to as “Fixed Income Funds,” and the Money, Government Money, and Treasury Money Funds are referred to as “Money Market Funds.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objectives and principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices that are not principal strategies. Some of these strategies and practices are described below. In addition to these strategies and practices, each Fund may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks, bonds or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

Energy and Natural Resources Fund

Normally, investments in energy companies will constitute a substantial portion of the Fund’s investments, and at least 50% of the Fund’s total assets will be invested in crude oil, petroleum and natural gas companies. However, the Adviser may reduce the Fund’s exposure to hydrocarbon resources if there are changes in governmental regulations, world economic and political events, exploration or production spending, supply, demand or prices of crude oil, petroleum, natural gas or other energy sources, or other factors which in the Adviser’s opinion, would have an adverse affect on the securities of such companies.

The Fund’s concentration in companies that are in the energy and other natural resources groups of industries subjects it to certain risks. Energy-related investments are affected generally by supply, demand, and other competitive factors for the companies’ specific products and services. They are also affected by unpredictable factors such as the supply and demand for oil, gas, electricity and other energy sources, prices of such energy sources, exploration and production spending, governmental regulation, and world economic and political events. In addition, utilities firms in the energy field are subject to a variety of factors affecting the public utilities industries, including: difficulty obtaining adequate returns on invested capital which are typically subject to the control and scrutiny of public service commissions; restrictions on operations and increased costs and delays as a result of environmental considerations; costs of and ability to secure financing for large construction and development projects; difficulties in obtaining secure energy resources; the uncertain effects of conservation efforts; and a variety of issues concerning financing, governmental approval and environmental aspects of nuclear power facilities.

The Fund may invest in precious metals bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Fund if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. See “Additional Information on Portfolio Instruments – Precious Metals.”

Real Estate Fund

For purpose of the Fund’s investment policies, a company is “principally engaged” in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that such company has at least 50% of its assets in such real estate.

The Fund may make significant investments in real estate investment trusts (REITs). See “Additional Information on Portfolio Instruments – REITs.”

International Equity Funds

The International Equity Funds may purchase foreign debt securities, which may include obligations issued in the Eurocurrency markets and obligations of foreign governments and their political subdivisions. In addition, each of the International Equity Funds may invest in U.S. government obligations, including when-issued securities of such issuers, and obligations issued by U.S. companies which are either denominated in foreign currency and sold abroad or, if denominated in U.S. dollars, payment on which is determined by reference to some other foreign currency.

Each of the International Equity Funds will sell in an orderly fashion any convertible and non-convertible debt securities held by the Fund if the securities are downgraded below “Baa” by Moody’s or below “BBB” by S&P.

The International Equity Funds may each invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. See “Additional Information on Portfolio Instruments – Precious Metals.”

Under unusual economic and market conditions, each Fund may restrict the securities markets in which its assets are invested and may invest all or a major portion of its assets in U.S. government obligations or in U.S. dollar-denominated securities of U.S. companies. During normal market conditions, up to 20% of each Fund’s assets (25% with respect to the International Fund) may also be held on a continuous basis in cash or invested in U.S. money market instruments to meet redemption requests or to take advantage of emerging investment opportunities.

Set forth below are certain policies, strategies or investment practices that apply to the Emerging Markets Fund, International Fund and Pacific/Asia Fund, individually.

Emerging Markets Fund

With respect to the Emerging Markets Fund, equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, and sponsored and unsponsored depository receipts and other similar instruments. The Emerging Markets Fund generally intends to invest only in securities in countries where the currency is freely convertible to U.S. dollars.

With respect to the Emerging Market Fund’s investment policies, an emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

To the extent that the Emerging Markets Fund’s assets are not invested in emerging country equity securities, the remainder of its assets may be invested in: (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; (iii) short-term or medium-term debt securities; and (iv) other securities described below under “Additional Information on Portfolio Instruments.” When deemed appropriate by the Adviser, the Fund may invest a portion of its total assets in lower quality debt securities. Lower quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. See “Additional Information on Portfolio Instruments – Debt Securities.”

International Fund

With respect to the International Fund, foreign securities include common stock, preferred stock, securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities, as well as shares of U.S. registered investment companies that invest primarily in foreign securities.

Convertible and non-convertible debt securities purchased by the Fund will be rated “investment grade” (i.e., classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s or S&P) or, if unrated, determined by the Adviser to be of comparable quality.

Pacific/Asia Fund

With respect to the Pacific/Asia Fund’s investment policy to invest in securities of issuers based in Asia and the Pacific Basin, a company is considered to be “based in” this region if it derives more than half of its assets, revenues or profits from such region. The Fund currently does not expect to invest more than 25% of its total assets in the securities issued by any single foreign government. Any such investment would subject the Fund to the risks presented by investing in securities of such foreign government to a greater extent than it would if the Fund’s assets were not so concentrated.

Convertible and non-convertible debt securities purchased by the Fund will be rated “investment grade” (i.e., classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s or S&P) or, if unrated, determined by the Adviser to be of comparable quality.

The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely, and the Pacific/Asian Fund is subject to certain risks associated with investments in that region. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices, which in turn, may be affected by a variety of factors. The Pacific/Asia Fund may be particularly sensitive to changes in the economies of certain countries in the Pacific/Asia region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Money Market Funds

The Money Market Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization (“NRSRO”), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, “Eligible Securities”). See “Additional Information on Fund Investments – Ratings on Debt Securities.”

Intermediate-Term Bond Fund and Core Bond Fund

The Funds may enter into repurchase agreements. The Funds may, from time to time, invest in Municipal Obligations, as defined below under Additional Information on Portfolio Instruments – Municipal Obligations.

The Funds may also enter into foreign currency exchange transactions for hedging purposes. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible after acquisition. However, the Funds may hold equity securities as a result of defaulted securities.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

This section provides additional information about the investments of the Funds and associated risk factors.

Set forth below are descriptions of certain types of portfolio investments and associated risk factors applicable to the Funds as indicated in the headings below.

ADRs, EDRs and GDRs, and Entitlement Certificates (Equity Funds)

The Equity Funds may invest in American Depository Receipts (“ADRs”). The Energy and Natural Resources Fund and each of the International Equity Funds may also invest in sponsored and unsponsored European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar instruments. The International Equity Funds may also invest indirectly in foreign securities through share entitlement certificates.

ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such Securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

Borrowing (All Funds)

Each Fund may borrow, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Brady Bonds (Emerging Markets Fund)

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to emerging markets public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and currently actively traded in the over-the-counter secondary market for emerging market debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Credit Default Swap Contracts and Swaptions (Fixed Income Funds)

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease the Funds’ exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Funds’ exposure to specific issuers or specific sectors of the bond market such as mortgage securities.

For example, if the Funds agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Funds’ exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Funds’ investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Funds, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Funds, the Funds must be prepared to make such payments when they are due.

In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the Funds (i.e., where the Funds are selling credit default protection), however, the Funds will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Debt Securities and Convertible Securities (All Funds)

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Certain of the Funds may each invest in convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P) may have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Certain of the Funds can invest in lower-rated securities, also known as “junk bonds.” Junk bonds are considered speculative and involve a greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Additional risks associated with lower-rated fixed income securities are (a) the relative youth and growth of the market for such securities, (b) the relatively low trading market liquidity for the securities, (c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Fund’s net asset value and investment practices), (d) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

Except as otherwise provided with respect to Funds that may invest in lower-rated securities, the Funds will sell in an orderly fashion any convertible and non-convertible debt securities they hold if such debt securities are downgraded below “Baa” by Moody’s or below “BBB” by S&P. Unrated securities will be considered of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated “Baa/BBB” or better. It should be noted that obligations rated in the lowest of the top four ratings (“Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds. See “Ratings on Debt Securities.”

Funds may acquire zero coupon obligations when consistent with their investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Derivative Contracts and Securities (all Funds except the Money Market Funds)

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Foreign Investment Risks (all Funds)

Certain of the Funds may invest in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are generally less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Forward Currency Transactions (all Funds except Short-Term Government Securities and Fund Money Market Funds)

The Funds may engage in currency exchange transactions. These transactions will be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

A Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund takes a long position in a forward currency contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position.

The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Futures Contracts and Related Options (all Funds except Money Market Funds)

The Funds may invest in futures contracts and related options. These contracts may include interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. The Fixed Income Funds may also invest in municipal bond index futures contracts.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. With respect to municipal bond index futures contracts, a municipal box index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

The Fixed Income Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the “underlying commodity” is represented by various types of fixed-income securities.

A Fund may enter into futures transactions in order to hedge against changes in market values of securities which the Fund holds or intends to purchase, including to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Fixed Income Funds may also use futures transactions and related options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates and market conditions. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“SEC”). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. When investing in futures contracts, the Funds must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each of the Funds, except the Fixed Income Funds, will limit its transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See “Options on Futures Contracts,” below. See Appendix C for further discussion of futures contracts and options.

Government Obligations (all Funds)

The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

Illiquid Securities (All Funds)

No Fund will knowingly invest more than 10% (15% with respect to the Large Cap Growth, Energy and Natural Resources, Real Estate and Emerging Markets Funds) of the value of its net assets in securities that are illiquid.

Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

Investment Company Securities (All Funds)

Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds.

Each Equity and Fixed Income Fund may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

The International Equity Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds,” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS or iShares MSCI Index Funds issued by iShares, Inc. (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. The expense associated with an investment in iShares(SM) can often be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track. iShares(SM) are listed on the AMEX. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder. Except as otherwise permitted under the 1940 Act and the rules and regulations thereunder, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Money Market Instruments (All Funds except Short-Term Government Securities Fund)

The Funds may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Except for the Intermediate Term Bond Fund and the Money Market Funds, investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund’s total assets may be invested in any one branch, and no more than 20% of a particular Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at the time of purchase, and are further subject to the overall 10% limit on illiquid securities described above under “Illiquid Securities.”

Investments by a Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Money Market Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission (the “SEC”).

Mortgage-Backed Securities (Fixed Income Funds)

Each Fixed Income Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The mortgage-related securities the Funds may purchase include pass-throughs and collateralized mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

Options (Equity Funds and Core Bond Fund)

Purchasing Put and Call Options

The Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth, Pacific/Asia and Emerging Markets Funds may purchase put and call options. Except for options purchased by the Pacific/Asia and Emerging Markets Funds, the options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Each Fund may purchase options for hedging purposes or to increase total return, in an amount not exceeding 5% of the Fund’s net assets. The options may relate to particular securities, various stock and bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency.

Writing Covered Call Options

Each Equity Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation (such options may or may not be issued by the Options Clearing Corporation for the Pacific/Asia and Emerging Market Funds). The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options on Futures Contracts (Equity Funds)

Each of the Equity Funds may purchase options on the futures contracts described above under “Futures Contracts.” A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Municipal Obligations (Fixed Income Funds)

The Intermediate-Term Bond and Core Bond Funds may invest in Municipal Obligations. Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Dividends paid by Funds that are derived from interest on municipal securities would be taxable to the Funds’ shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds may also invest in “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund — the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. See “Ratings on Debt Securities.” It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Opinions relating to the validity of Municipal Obligations and to any exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Portfolio Turnover (All Funds)

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See “Additional Information Concerning Taxes”).

Precious Metals (International Equity Funds and Natural Resources Fund)

Precious metals do not generate income or produce dividends, and therefore offer only the potential for capital appreciation and depreciation. Investments in precious metals may subject the Funds to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative. Precious metals are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

Under current federal tax law, a Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund’s annual gross income. Therefore, this limitation may cause a Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so. At present, South Africa, the United States, Australia, Canada and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to a Fund’s investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Preferred Stock (Equity Funds, Core Bond Fund)

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Ratings on Debt Securities (All Funds)

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

REITs (Real Estate Fund, Equity Income Fund)

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Among other organizational and operational requirements, to qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements (All Funds except Treasury Money Fund)

Each Fund (excluding the Treasury Money Fund) may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company’s Board of Directors. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

Securities Lending (All Funds except the Treasury Money Fund)

To increase return on its portfolio securities, a Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Short-Term Instruments (All Funds)

Short-term instruments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Stand-By Commitments (Core Bond and Intermediate-Term Bond Funds)

The Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

“Stand-by commitments” are often available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. When investing in “stand-by commitments,” the Fund will segregate liquid assets equal to the value of the purchase price under the commitment.

Warrants and Rights (Equity Funds)

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will segregate liquid assets equal to the amount of the commitment.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Certain Other Obligations

In addition to instruments described herein, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s Fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Company’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. Under the Distribution Agreement, the Distributor has agreed to use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Company. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

The Distributor may provide financial assistance in connection with seminars, conferences, and advertising, which are pre-approved by the Distributor, to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. Payments made under such programs will be made from any rule 12b-1 distribution fees that may be paid and available for such expenditures from time to time.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions or to participants in group retirement plans (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares are generally offered only to qualified institutional investors, as set forth in the Prospectus (“Institutional Investors”). Shares are designed for purchase by individuals (“Direct Investors”) or by Institutional Investors. Retirement Shares are offered to participants (“Participants”) of 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“Group Retirement Plans”). Collectively, Institutional Investors, Direct Investors and Participants are referred to as “Investors”. While there is no limit in the size of a Group Retirement Plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller Group Retirement Plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403 (b) plans.

It is the Group Retirement Plan’s responsibility to transmit to the Fund or the Distributor all purchase requests for its Participants and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), the Fund’s transfer agent, in accordance with the procedures agreed to by the Group Retirement Plan and the Distributor.

Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) that have entered into agreements with the Company. The Company will be deemed to have received a purchase (and redemption) order when a Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) receives the order. The orders will be priced at that Fund’s net asset value (see “Portfolio Valuation”) next computed after the order is received by the Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) and accepted by the Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to BFDS, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. Transaction related charges associated with the submission of orders to the Funds, such as CUSIP charges, and NSCC fees are also incurred by the Funds and therefore, indirectly, by shareholders in the Funds. Transaction charges, if any, imposed by Shareholder Organizations on their Customers associated with the placement of orders by Customers with such organizations (such as broker trading charges, commission) are incurred by the Customers and not by the Funds. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on certain of the Funds, as disclosed in the Prospectuses. See the Company’s Prospectuses for further details. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

Shares may be redeemed by an Investor by submitting a written request for redemption to:

Excelsior Funds, Inc.

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, Massachusetts 02266-8529

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, Group Retirement Plans and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Shares redeemed will ordinarily be made by mail within five business days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares and Retirement Shares redeemed will normally be sent the next business day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by telephone as described in the Prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Shares class shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(a)	A fixed-dollar withdrawal;

(b)	A fixed-share withdrawal;

(c)	A fixed-percentage withdrawal (based on the current value of the account); or

(d)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares class shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Shares class shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares class shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares class shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors may exchange Shares having a value of at least $500 for Shares of the same class of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. or Excelsior Funds Trust (the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges may be subject to a 2.00% redemption fee, as described in the Prospectuses. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company, National Association:

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares class Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares class Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares class Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Company has adopted a Distribution Plan (the “Distribution Plan”) with respect to the Retirement class that allows the Retirement Shares to reimburse the Distributor for costs and expenses incurred in providing services relating to the offering and sale of such shares. As required by Rule 12b-1, the Fund’s Distribution Plan has been approved, and is subject to annual approval, by a majority of the Company’s Board of Directors, and by a majority of the Directors who are not interested persons of the Company and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Fund’s case, the Distributor) provide for the Directors’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan, the Retirement Shares may reimburse the Distributor monthly for its services which are intended to result in the sale of Retirement Shares subject to a limit of 0.50% per annum of the average daily net asset value of each Fund’s outstanding Retirement Shares. The Distributor may use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Any material amendment to the Company’s arrangements with Distribution Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Independent Directors). Any change in the Distribution Plan that would materially increase the distribution expenses of Retirement Shares requires approval by holders of those shares, but otherwise, the Distribution Plan may be amended by the Directors. The Distribution Plan may be terminated as to a particular Fund by a vote of a majority of the Company’s Independent Directors or by vote of the holders of a majority of the Retirement Shares of the Fund.

For the periods indicated, the Funds incurred distribution expenses and the Distributor paid intermediaries as follows:

Fund	Time Period	Distribution Expenses— Incurred	Amount Retained by Distributor	Amount Waived	Paid Out by Distributor
Value & Restructuring (Retirement Shares)	1/1/06-3/31/07	$6,670.54	$6,200.53	$—	$470.01

Large Cap Growth (Retirement Shares)	1/1/06-3/31/07	$13.17	$13.17	$—	$—

Small Cap (Retirement Shares)	1/1/06-3/31/07	$833.21	$814.87	$—	$18.34

Core Bond (Retirement Shares)	1/1/06-3/31/07	$8.40	$8.40	$—	$—

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into 42 series of shares (classes) representing interests in 15 investment portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company’s portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s shares may elect all of the Company’s directors, regardless of votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (Fund) affected by the matter. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of the independent registered public accounting firm and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to Fund.

The Company’s Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Company, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Company, including its Board of Directors, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Company, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Funds’ website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Company or the Chief Legal Officer (the “CLO”) of the Company. The Company’s Administrators, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Company any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Currently, the Company does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

As described in the Policy, portfolio holdings information is provided to the Company’s service providers on an as-needed basis in connection with the services provided to the Company by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information is also to be provided to the Company’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Company, are required to maintain the confidentiality of the information provided. Neither the Company nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Director is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Director(4)

INDEPENDENT DIRECTORS

Rodman L. Drake Year of Birth: 1943	Director; Chairman, Full Board	Director since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 –Director, Parsons Brinckerhoff, Inc. (since 1995)

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 – Crystal River Inc. (since March 2005)

BOARD 4 — Director, Student Loan Corporation (since May 2005).

BOARD 5 – Celgene Corporation (since May 2006).

BOARD 6 – Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Director; Chairman, Investment Oversight Committee	Director since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

Jonathan Piel Year of Birth: 1938	Director	Director since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Director(4)

John D. Collins Year of Birth: 1938	Director; Chairman, Audit and Compliance Committee	Director since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Director serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.
(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each Independent Director retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

•

The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three Independent Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

•

The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds’ shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

Effective July 1, 2006, each Independent Director receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each Independent Director receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each Independent Director received an annual fee of $100,000. The Directors may hold various other directorships unrelated to the Funds. The employees of the Adviser or its affiliates do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director the Funds and all funds overseen by the director in the “family of investment companies.” in the Fund Complex as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Independent Directors
Rodman L. Drake	Large Cap Growth Fund: $10,001 - $50,000	over $100,000
Value and Restructuring Fund: $10,001 - $50,000
International Fund: $10,001 - $50,000
Emerging Markets Fund: $10,001 - $50,000

Morrill Melton Hall, Jr.	Money Fund: $10,001 - $50,000	over $100,000
Government Money Fund: $1 - $10,000
Treasury Money Fund: $1 - $10,000

Blended Equity Fund: $1 - $10,000
Large Cap Growth Fund: $1 - $10,000
Small Cap Fund: $1 - $10,000
Value and Restructuring Fund: $10,001 - $50,000
Energy and Natural Resources Fund: $10,001 - $50,000
Real Estate Fund: $1 - $10,000
International Fund: $1 - $10,000
Pacific/Asia Fund: $1 - $10,000
Emerging Markets Fund: $1 - $10,000
Core Bond Fund: $1 - $10,000
Intermediate-Term Bond Fund: $1 - $10,000
Short-Term Government Securities Fund: $1 - $10,000

Jonathan Piel	Equity Opportunities Fund: $10,001 - $50,000	over $100,000
Large Cap Growth Fund: $10,001 - $50,000
Value and Restructuring: over $100,000
International Fund: $10,001 - $50,000
Emerging Markets Fund: $10,001 - $50,000

John D. Collins	Large Cap Growth Fund: $10,001 - $50,000	over $100,000
Value and Restructuring Fund: $10,001 - $50,000
International Fund: $10,001 - $50,000
Pacific/Asia Fund: $10,001 - $50,000
Emerging Markets Fund: $10,001 - $50,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the

Excelsior Funds Complex. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s Independent Trustees in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500			$32,500

ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665

RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345

MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284

JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259

MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559

NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215

WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds. Effective July 1, 2007, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are no longer part of the Schwab Mutual Fund Family.

*	Resigned from the Board effective June, 2006.
**	Resigned from the Board effective August, 2006.
***	Resigned from the Board effective July 1, 2007.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA,” and, together with USTNA, the “Adviser”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The respective Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each of the Money and Government Money Funds, 0.30% of the average daily net assets of each of the Treasury Money and Short-Term Government Securities Funds, 0.35% of the average daily net assets of the Intermediate-Term Bond Fund, 0.75% of the average daily net assets of each of the Blended Equity, Large Cap Growth, and Small Cap Funds, 0.65% of the average daily net assets of the Core Bond Fund, 0.60% of the average daily net assets of each of the Value and Restructuring, and Energy and Natural Resources Funds, 1.00% of the average daily net assets of the Real Estate, International and Pacific/Asia Funds and 1.25% of the average daily net assets of the Emerging Markets Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding the percentage stated in the “Net Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year ended March 31, 2007	Fiscal Year ended March 31, 2006	Fiscal Year ended March 31, 2005
Blended Equity Fund	$2,767,853	$2,932,819	$3,177,051
Value and Restructuring Fund	$43,686,889	$31,707,572	$22,824,694
Small Cap Fund	$4,604,755	$3,218,909	$2,607,488
Large Cap Growth Fund	$4,658,794	$1,967,503	$880,171
Energy and Natural Resources Fund	$3,057,358	$2,444,422	$1,099,586
Real Estate Fund	$973,572	$863,360	$784,283
International Fund	$5,249,671	$3,015,068	$1,621,727
Pacific/Asia Fund	$2,243,913	$1,649,639	$1,049,679
Emerging Markets Fund	$12,245,392	$7,283,020	$2,711,316
Money Fund	$1,564,764	$1,456,956	$449,000
Government Money Fund	$335,587	$411,714	$140,128
Core Bond Fund	$1,655,564	$873,330	$1,064,325
Treasury Money Fund	$504,197	$513,353	$533,710
Short-Term Government Securities Fund	$739,414	$651,838	$615,020
Intermediate-Term Bond Fund	$1,352,764	$1,143,767	$628,852

For the fiscal years ended March 31, 2007, 2006 and 2005, the Adviser’s waivers reduced advisory fees by the following:

	Fiscal Year ended March 31, 2007	Fiscal Year ended March 31, 2006	Fiscal Year ended March 31, 2005
Blended Equity Fund	$482,548	$570,103	$867,936
Value and Restructuring Fund	$—	$—	$—
Small Cap Fund	$—	$95,946	$56,545
Large Cap Growth Fund	$30,328	$383,210	$339,084
Energy and Natural Resources Fund	$—	$12,243	$50,164
Real Estate Fund	$376,465	$351,013	$382,293
International Fund	$363,344	$276,476	$172,930
Pacific/Asia Fund	$—	$62,520	$132,880
Emerging Markets Fund	$565,179	$712,659	$472,863
Money Fund	$1,811,067	$2,481,701	$3,555,089
Government Money Fund	$480,791	$724,624	$1,146,409
Core Bond Fund	$1,217,980	$987,738	$912,503
Treasury Money Fund	$469,157	$595,431	$750,805
Short-Term Government Securities Fund	$110,584	$474,679	$703,376
Intermediate-Term Bond Fund	$220,858	$384,019	$752,670

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the respective Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USTNA has undertaken in its Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nischal Pai	1	—	61	—	—	—
	$401,158	—	$1,046,936	—	—	—

Richard Bayles	2	1	217	—	—	—
	$738,902	$547,410	$1,132,989	—	—	—

Fatima Dickey	2	—	173	—	—	—
	$738,902	—	$415,445	—	—	—

David J. Williams	3	—	240	—	—	—
	$8,883,359	—	$1,315,655	—	—	—

Timothy Evnin	4	—	247	—	—	—
	$9,212,005	—	$833,023	—	—	—

John McDermott	4	—	119	—	—	—
	$9,212,005	—	$325,958	—	—	—

Douglas H. Pyle	1	1	53	—	—	—
	$696,743	$211,764	$211,661	—	—	—

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jennifer Byrne	1	—	197	—	—	—
	$696,743	—	$466,598	—	—	—

Michael E. Hoover	1	—	—	—	—	—
	$497,447	—	—	—	—	—

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joan Ellis	1	—	—	—	—	—
	$152,401	—	—	—	—	—

Thomas M. Galvin	1	1	40	—	—	—
	$734,123	$57,604	$123,838	—	—	—

David J. Linehan	3	1	—	—	—	—
	$919,876	$89,022	—	—	—	—

Donald Elefson	4	1	—	—	—	—
	$2,055,515	$84,530	—	—	—	—

Alexander D. Powers	3	1	22	—	—	—
	$1,275,955	$145,723	$339,783	—	—	—

Frank A. Salem	1	1	36	—	—	—
	$467,119	$473,878	$3,123,963	—	—	—

Michael Zazzarino	2	1	8	—	—	—
	$808,836	$50,672	$94,157	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager, with the exception of Ms. Byrne (she is eligible for the Discretionary Bonus discussed below, but not the Performance Bonus), the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Nischal Pai	Separate Account Core Portfolios	Lipper S&P 500 Index Objective Funds Average Tax Alpha

Richard Bayles	33% - Common Stock For Trusts Common Trust Fund 67% - Excelsior Equity Opportunities Fund	Lipper Large Cap Core Funds Average Lipper Multi-Cap Core Equity Funds Average

David J. Williams	Excelsior Value & Restructuring Fund	Lipper Multi-Cap Core Equity Funds Average

Timothy Evnin	Excelsior Mid Cap Value & Restructuring Fund	Lipper Mid-Cap Core Equity Funds Average

Douglas H. Pyle	Excelsior Small Cap Fund	Lipper Small Cap Core Equity Funds Average

Jennifer Byrne	n/a	n/a

Michael E. Hoover	Excelsior Energy & Natural Resources Fund	Lipper Natural Resources Fund Average

Joan Ellis	Excelsior Real Estate Fund	Lipper Real Estate Funds Average

John McDermott	Excelsior Mid Cap Value & Restructuring Fund	Lipper Mid Cap Core Funds Average

Thomas M. Galvin	Excelsior Large Cap Growth Fund	Lipper Large Cap Growth Funds Average

David J. Linehan	Excelsior Pacific/Asia Fund	Lipper Pacific Region Funds Average

Donald Elefson	Excelsior Emerging Markets Fund	Morgan Stanley Emerging Markets Free

Alexander D. Powers	50%-Excelsior Core Bond Fund	Lipper Corporate Debt Funds A-rated Average Lipper Corporate Debt Funds A-rated Average

Frank A. Salem	Excelsior Intermediate-Term Bond Fund	Lipper Short/Interim Investment Grade Debt Funds Average

Michael Zazzarino	Excelsior Short-Government Securities Fund	Lipper Short U.S. Government Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor – and therefore a higher potential Discretionary and Performance Bonus – than a Portfolio Manager who is not the leader of an investment discipline.

Ms. Byrne does not receive a Performance Bonus. Ms. Ellis receives, in addition to the Discretionary and Performance Bonus described above, an equity research analyst bonus (“Research Analyst Bonus”). The Research Analyst Bonus contains both a discretionary element and a performance element. The discretionary element is determined based on the individual analyst’s performance reviews. The performance element is based on the performance of the individual securities covered by the analyst, relative to the analyst’s rating recommendations, as measured against an index.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Messrs. Bayles, Evnin, Linehan, Elefson, Powers, McDermott, Salem, and Zazzarino, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the Funds for which that Portfolio Manager has management responsibility. In addition, Mr. Pai’s Bonus Account is comprised of separately managed accounts and Mr. Bayles’s Bonus Accounts include a common trust fund account in addition to one of the Funds which he manages. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, these Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other then the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts. Ms. Ellis may also be subject to a conflict of interest in that she receives a Research Analyst Bonus, and therefore may have an incentive to focus more effort on her analyst responsibilities than would be the case if she were not eligible for the Research Analyst Bonus.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager in the Funds that they manage.

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M

Nischal Pai	Blended Equity Fund	X

Richard Bayles	Blended Equity Fund	X
	Equity Opportunities Fund					X

Fatima Dickey	Blended Equity Fund	X
	Equity Opportunities Fund	X

David J. Williams	Value and Restructuring Fund						X

Timothy Evnin	Value and Restructuring Fund					X
	Mid Cap Value & Restructuring Fund							X

Douglas H. Pyle	Small Cap Fund					X

Jennifer Byrne	Small Cap Fund		X

Michael E. Hoover	Energy and Natural Resources Fund	X

Joan Ellis	Real Estate Fund				X

John McDermott	Mid Cap Value & Restructuring Fund					X
	Value & Restructuring Fund					X

Thomas M. Galvin	Large Cap Growth Fund							X

David J. Linehan	International Fund			X
	Pacific/Asia Fund				X
	International Equity Fund	X

Donald Elefson	International Fund	X
	Pacific/Asia Fund	X
	Emerging Markets Fund				X
	International Equity Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M

Alexander D. Powers	Core Bond Fund		X
	Intermediate-Term Bond Fund	X
	Short-Term Government Securities Fund	X

Frank A. Salem	Core Bond Fund	X
	Intermediate-Term Bond Fund				X
	Short-Term Government Securities Fund	X

Michael Zazzarino	Core Bond Fund	X
	Short-Term Government Securities Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Company’s administrator. In this role, CMA is responsible for oversight of the activities of the sub-administrator pursuant to an Administration Agreement dated November 12, 2004, as amended (the “Administration Agreement”). Prior to a restructuring that took effect July 1, 2007, USTA served as administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. BISYS Fund Services Ohio, Inc. (“BISYS”), subject to oversight of CMA, serves as the Company’s sub-administrator and provides the Funds with general administrative and operational services pursuant to the Administration Agreement. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Funds, furnishing the Funds with clerical, accounting and bookkeeping services, and performing certain other services required by the Funds.

BISYS also acts as the fund accounting agent for the Company and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

CMA and BISYS also serve as administrator and sub-administrator, respectively, to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by the Advisers and their affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Company and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Company and Excelsior Funds Trust
All Assets	0.200%

Administration fees payable by each portfolio of the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Funds paid total administration fees as follows:

	Fiscal Year ended March 31, 2007	Fiscal Year ended March 31, 2006	Fiscal Year ended March 31, 2005
Blended Equity Fund	$650,580	$705,351	$724,790
Value and Restructuring Fund	$10,918,399	$7,980,571	$5,200,295
Small Cap Fund	$920,571	$782,944	$608,418
Large Cap Growth Fund	$937,306	$473,303	$223,174
Energy and Natural Resources Fund	$764,751	$618,312	$263,754
Real Estate Fund	$202,431	$183,394	$158,940
International Fund	$1,117,165	$658,314	$333,511
Pacific/Asia Fund	$446,947	$342,434	$217,959
Emerging Markets Fund	$2,039,954	$1,279,319	$478,827
Money Fund	$2,027,352	$2,379,752	$2,151,251
Government Money Fund	$490,647	$686,450	$692,515
Core Bond Fund	$628,403	$374,736	$356,016
Treasury Money Fund	$487,003	$558,168	$572,737
Short-Term Government Securities Fund	$425,391	$567,094	$590,125
Intermediate-Term Bond Fund	$674,529	$659,217	$532,521

For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:

	Fiscal Year ended March 31, 2007	Fiscal Year ended March 31, 2006	Fiscal Year ended March 31, 2005
Blended Equity Fund	$3,461	$—	$92,015
Value and Restructuring Fund	$69,676	$—	$557,110
Small Cap Fund	$5,981	$—	$63,801
Large Cap Growth Fund	$6,217	$—	$23,079
Energy and Natural Resources Fund	$4,244	$—	$26,487
Real Estate Fund	$1,304	$—	$17,826
International Fund	$5,446	$—	$25,422
Pacific/Asia Fund	$1,839	$—	$18,554
Emerging Markets Fund	$9,754	$—	$30,644
Money Fund	$10,503	$—	$273,411
Government Money Fund	$2,173	$—	$86,874
Core Bond Fund	$4,685	$—	$43,265
Treasury Money Fund	$2,637	$—	$75,758
Short-Term Government Securities Fund	$2,197	$—	$75,529
Intermediate-Term Bond Fund	$3,986	$—	$65,368

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25% (0.15% with respect to the Institutional Shares of the Money Fund) of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Company. Pursuant to the Plan, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Independent Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Independent Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company will be committed to the discretion of such Independent Directors.

For the fiscal year ended March 31, 2007 the Company made payments to Shareholder Organizations in the following amounts:

	Total Fees	Amounts Paid to Affiliates of U.S. Trust*
Blended Equity Fund	$1,040,124	$955,893
Value and Restructuring Fund	$16,808,927	$9,637,460
Small Cap Fund	$1,536,425	$1,357,921
Large Cap Growth Fund	$1,550,721	$1,426,385
Energy and Natural Resources Fund	$1,222,932	$730,100
Real Estate Fund	$337,508	$244,041
International Fund	$1,403,249	$1,252,118
Pacific/Asia Fund	$560,976	$514,303
Emerging Markets Fund	$2,482,494	$1,705,286
Money Fund	$2,058,929	$2,027,190
Government Money Fund	$816,378	$810,283
Core Bond Fund	$738,966	$496,810
Treasury Money Fund	$811,101	$790,082
Short-Term Government Securities Fund	$708,328	$588,475
Intermediate-Term Bond Fund	$1,124,018	$1,103,507

*	Includes payments made to Charles Schwab & Co., Inc., a former affiliate of U.S. Trust.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: fees (including fees paid to the Company’s directors and officers who are not affiliated with the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as the custodian of the Funds’ assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. For the Money Market Funds and Fixed Income Funds, purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Equity Funds and Fixed Income Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fixed Income Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net income of any of these Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Funds’ Prospectuses for each of the Fund’s portfolio turnover rates.

The Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

Securities purchased and sold by the Fixed Income Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Money Market Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act.

During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund as shown in the table below. None of the brokerage commissions were paid to an affiliated person of the Fund, the Investment Adviser, or the Distributor at the time of the transaction.

	2007	2006	2005
Blended Equity Fund	$189,959	$399,389	$275,228
Value and Restructuring Fund	$3,377,948	$2,989,247	$2,296,279
Small Cap Fund	$1,055,759	$1,250,745	$962,562
Large Cap Growth Fund	$484,553	$402,167	$164,189
Energy and Natural Resources Fund	$2,774,637	$2,137,144	$728,534
Real Estate Fund	$99,352	$54,644	$55,249
International Fund	$747,199	$860,024	$588,640
Pacific/Asia Fund	$1,200,269	$750,297	$581,290
Emerging Markets Fund	$799,557	$1,284,483	$964,863
Money Fund	$—	$—	—
Government Money Fund	$—	$—	—
Core Bond Fund	$156	$—	—
Treasury Money Fund	$—	$—	$1
Short-Term Government Securities Fund	$1,481	$—	—
Intermediate-Term Bond Fund	$597	$—	—

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the Investment Advisory Agreements, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Funds. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Funds will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Funds themselves.

Among the types of research services that might be received in consideration of the Funds’ portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Funds’ portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Funds’ portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund. During the fiscal year ended March 31, 2007, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Blended Equity Fund	$121,779,300	$133,772
Value and Restructuring Fund	$1,647,336,644	$2,500,741
Small Cap Fund	$361,474,825	$593,343
Large Cap Growth Fund	$457,933,515	$421,410
Energy and Natural Resources Fund	$2,122,719,850	$2,119,466
Real Estate Fund	$76,583,576	$82,680
International Fund	$323,825,723	$751,320
Pacific/Asia Fund	$452,199,101	$1,231,312
Emerging Markets Fund	$281,743,568	$796,403

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2007, the following Funds held the following securities of the Company’s regular brokers or dealers or their parents:

Fund / Security	Security Type	Principal Amount (in thousands)
Blended Equity Fund Banc of America Investment Services Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith J.P. Morgan Securities	Equity Equity Equity Debt	$ $ $ $	8,598 5,755 4,541 1,150
Core Bond Fund J.P. Morgan Securities Bear Stearns Morgan Stanley & Co., Inc. Barclay Citigroup Global Markets Banc of America Investment Services UBS Securities LLC Lehman Brothers, Inc.	Debt Debt Debt Debt Debt Debt Debt Debt	$ $ $ $ $ $ $ $	9,258 8,913 6,703 4,004 3,915 2,426 2,211 2,004
Emerging Markets Fund J.P. Morgan Securities	Debt		$46,464
Energy and Natural Resources Fund J.P. Morgan Securities	Debt		$23,402
Government Money Fund Morgan Stanley & Co., Inc.	Debt		$76,000
Intermediate-Term Bond Fund J.P. Morgan Securities Morgan Stanley & Co., Inc. Banc of America Investment Services Lehman Brothers, Inc. Bear, Stearns Securities Corp.	Debt Debt Debt Debt Debt	$ $ $ $ $	20,679 6,090 4,227 3,681 3,492

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International Fund HSBC Securities, Inc. UBS Securities LLC J.P. Morgan Securities	Equity Equity Debt	$ $ $	7,676 7,152 24,450
Large Cap Growth Fund Lehman Brothers, Inc. J.P. Morgan Securities	Equity Debt	$ $	20,608 6,859
Money Fund Morgan Stanley & Co., Inc. Citigroup Global Markets HSBC Securities, Inc. UBS Securities LLC Barclay Goldman, Sachs & Co. J.P. Morgan Securities	Debt Debt Debt Debt Debt Debt Debt	$ $ $ $ $ $ $	94,000 50,000 49,968 49,716 45,000 39,988 24,964
Pacific / Asia Fund J.P. Morgan Securities	Debt		$2,042
Real Estate Fund J.P. Morgan Securities	Debt		$1,882
Short-Term Government Securities Fund Banc of America Investment Services Bear, Stearns Securities Corp. J.P. Morgan Securities	Debt Debt Debt	$ $ $	7,787 4,094 1,201
Small Cap Fund J.P. Morgan Securities	Debt		$10,628
Value and Restructuring Fund Morgan Stanley & Co., Inc. Citigroup Global Markets Lehman Brothers, Inc. J.P. Morgan Securities J.P. Morgan Securities	Equity Equity Equity Equity Debt	$ $ $ $ $	165,396 125,783 122,623 96,760 19,528

NET ASSET VALUE AND NET INCOME OF THE MONEY MARKET FUNDS

The Money Market Funds use the amortized cost method of valuation to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security.

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This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Money Market Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company’s Board of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believe that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund’s outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

Net income of each of the Money Market Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund’s assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors’ fees) prorated to each portfolio of the Company on the basis of their relative net assets.

PORTFOLIO VALUATION

The Funds are open for business each day except for days on which the NYSE is closed. The Money Market Funds are also closed when the following federal holidays are observed: Columbus Day and Veterans Day. The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds other than the Money Market Funds. The Board of Directors has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

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The Board has delegated to USTA the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Funds’ Board of Directors, the Funds use certain pricing services to provide values for their portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund Business Day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith. In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon the changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the time the Funds calculate their NAV.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or

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pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. Its principal address is 100 East Broad Street, Columbus, OH, 43215. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) were terminated by the Company’s Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Company, there was no disagreement between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of such financial statements are available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of

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liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In order to qualify for treatment as a registered investment company (“RIC”), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund’s income, less expenses incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income, rather than interest income. Qualified dividend income is, in general, subject to certain holding

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period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

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Each Fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

With respect to the Real Estate Fund, the dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a “return of capital.” The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, if shareholders receive a return of capital, the basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the REIT are exchanged or sold. If the Real Estate Fund makes distributions in excess of its earnings, a shareholder’s basis in the Fund will be reduced by the amount of such return of capital if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). If a shareholder’s basis is reduced to zero, any further return of capital distribution is taxable as a capital gain.

If the International Equity Funds hold more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Funds may elect to “pass through” to the Funds’ shareholders foreign income taxes paid. If the Funds so elect, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Funds as part of the amounts distributed to them by the Funds and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Funds do not qualify or elect to pass through to the Funds’ shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Funds.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

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PROXY VOTING PROCEDURES

The Board of Directors (the “Board”) has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser have a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D (Routine Issues) and Appendix E (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

83

CODE OF ETHICS

The Company, United States Trust Company, National Association, USTA, and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund’s net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

84

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2007, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each share class of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Shares class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Blended Equity Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.62%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	54.45%	Record

Large Cap Growth Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.06%	Record

85

Name and Address	Percentage of Fund	Nature of Ownership
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	53.61%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	16.87%	Record
Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	8.57%	Record

Small Cap Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	11.53%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	57.04%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	6.94%	Record

86

Name and Address	Percentage of Fund	Nature of Ownership
Value and Restructuring Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	38.45%	Record
John Hancock Life Insurance Co Attn: Rosie Chuck USSRS SEG FND/ACCTING 601 Congress St Boston, MA 02210-2804	6.12%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	11.60%	Record

Energy and Natural Resources Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	31.83%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	17.21%	Record

87

Name and Address	Percentage of Fund	Nature of Ownership
Real Estate Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.57%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	53.70%	Record

International Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.05%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	63.91%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	11.75%	Record
Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	10.53%	Record

88

Name and Address	Percentage of Fund	Nature of Ownership
Pacific/Asia Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.10%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	60.89%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	15.99%	Record
Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	6.13%	Record

Emerging Markets Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	33.41%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	23.06%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	5.72%	Record

Money Fund
US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd., 7th Floor Jersey City, NJ 07310-1995	87.40%	Record/Beneficial

Government Money Fund
US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd., 7th Floor Jersey City, NJ 07310-1995	95.79%	Record/Beneficial

89

Core Bond Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	8.29%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	49.53%	Record

Treasury Money Fund
US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd., 7th Floor Jersey City, NJ 07310-1995	60.19%	Record/Beneficial
Peter Schoenfeld P.S.A.M. 1350 Avenue of the Americas New York, NY 10019	11.77%	Record/Beneficial

Short-Term Government Services Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.29%	Record
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	64.77%	Record

Intermediate-Term Bond Fund
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	79.71%	Record
Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	6.65%	Record
Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	5.81%	Record

90

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Institutional class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Value and Restructuring Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	14.02%	Record

Fidelity Investment Institutional Operations Co., Inc As Agent for Certain Employee Benefit Plans 100 Megellan Way #KWIC Covington, KY 41015-1987	61.68%	Record

Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	6.96%	Record

Charles Schwab & Co., Inc. FBO SEI Financial Advisors SFP Operations (Clearing) 101 Montgomery Street San Francisco, CA 94104	7.43%	Record

91

Money Fund
US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd., 7th Floor Jersey City, NJ 07310-1995	57.50%	Record/Beneficial

Robin Hood Foundation 826 Broadway, 7th Floor New York, NY 10003-4826	13.16%	Record

Welsh Carson Anderson & Stowe Capital Partnerships III LP c/o Jonathan Rather/David Mintz/Rona Drogy 320 Park Ave., Ste 2500 New York, NY 10022-6815	6.05%	Record

Welsh Carson Anderson & Stowe Capital Partnerships III LP c/o Jonathan Rather/David Mintz/Rona Drogy 320 Park Ave., Ste 2500 New York, NY 10022-6815	8.50%	Record

Welsh Carson Anderson & Stowe Capital Partnerships III LP c/o Jonathan Rather/David Mintz/Rona Drogy 320 Park Ave., Ste 2500 New York, NY 10022-6815	5.50%	Record

Emerging Markets Fund
NFS LLC FEBO First Republic Bank 111 Pine Street, Fl 4 San Francisco, CA 94111	8.00%	Record

Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	11.39%	Record

Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	9.46%	Record

92

Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	61.26%	Record
Core Bond Fund
Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	69.43%	Record

Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	10.74%	Record

Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.12%	Record
Large Cap Growth Fund
Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.65%	Record

Atwell & Co FBO 050 PO Box 456 Wall Street Station New York, NY 10005	58.14%	Record

Atwell & Co FBO 052 PO Box 2044 Peck Slip Station New York, NY 10038	32.01%	Record

Atwell & Co FBO 051 PO Box 2044 Peck Slip Station New York, NY 10038	9.85%	Record

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding Retirement class shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

93

Name and Address	Percentage of Fund	Nature of Ownership
Value and Restructuring Fund
Orchard Trust Company Ttee Employee Benefits Clients 8515 East Orchard Rd 2T2 Greenwood Village, CO 80111-5002	7.51%	Record

State Street Bank & Trust Co Cust FBO Advance Tood Inc. Deferred Savings Plan & PSP 801 Pennsylvania Ave Kansas City, MO	11.59%	Record

AST Capital Trust Company as Custodian FBO Great Lakes Cheese Co. 401k Plan PO Box 52129 Phoenix, AZ 85072.2129	17.54%	Record

Charles Schwab Trust Co. Tttee Newtown Savings Bank 401K Savings Plan 790043 215 Fremont Street, 6th Floor San Francisco, CA 94105-2318	6.64%	Record

Charles Schwab Trust Co. Trustee For ABS Pumbs Inc. 401k 215 Fremont Street, 6th Floor San Francisco, CA 94105-2318	22.64%	Record

94

Small Cap Fund
GPC as Agent for MFS Heritage Trust Company FBO Urell Inc 401k Plan PO Box 79377 Atlanta, GA 30357-7377	6.55%	Record

GPC as Agent for MFS Heritage Trust Company FBO Action Toyota 401k PSP PO Box 79377 Atlanta, GA 30357-7377	5.14%	Record

AST Trust Company Cust FBO Mid City Foundry Co EPSP PO Box 52129 Phoenix, AZ 85072-2129	7.97%	Record

Patterson & Co FBO COLSA Corporation 401(k) 1055896153 NC 1076 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	20.71%	Record

DCGT as Ttee and/or Cust FBO Principal Financial Group Qualified FIA Omnibus Attn NPIO Trade Desk 711 High Street Des Moines, IA 50309-2732	17.05%	Record

AST Capital Trust Co. of DE Cust FBO Electrical Component Sales, Inc. PSP 2800 N. Central #900 Phoenix, AZ 85004-1037	6.29%	Record
Core Bond Fund
Excelsior Funds Seed Account c/o Charles Schwab Attn: Michael Loudermilk 101 Montgomery Street San Francisco, CA 94101	100.00%	Record
Large Cap Growth Fund
Excelsior Funds Seed Account c/o Charles Schwab Attn: Michael Loudermilk 101 Montgomery Street San Francisco, CA 94101	22.49%	Record

MG Trust Company Cust. FBO ENAXIS Consulting Profit Sharing 700 17th Street, Suite 300 Denver, CO 80202-3531	77.51%	Record

95

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company’s Annual Reports to Shareholders for the fiscal year ended March 31, 2007 (the “2007 Annual Report”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Annual Reports are incorporated by reference herein. The financial statements included in the 2007 Annual Reports for the Funds have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopersLLP, whose report thereon also appears in the 2007 Annual Reports and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2006 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

96

APPENDIX A

INTERNATIONAL FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in companies for the purpose of exercising management or control;

9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

11. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

12. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion;

13. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

14. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund will:

16. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions;

17. The Fund will not invest more than 25% of the value of its total assets in domestic bank obligations; and

18. Limit its investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding Investment Limitation No. 13 above.

The Fund may not:

19. Purchase or sell commodities except as provided in Investment Limitation No. 12 above.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 14 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

PACIFIC/ASIA FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

7. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

8. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion;

9. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

10. Purchase securities on margin, make short sales of securities, or maintain a short position;

11. Invest in companies for the purpose of exercising management or control; and

12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

The Fund will:

13. Under normal market conditions, invest at least 80% of its net assets in investments that are tied economically to the particular country or geographic region suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors votes to change this policy, shareholders will be provided with written notice of such change at least 60 days prior to the effective date of such change in the Fund’s 80% investment policy; and

14. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 7 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

EMERGING MARKETS FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund may lend portfolio securities in accordance with its investment objective and policies;

7. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion;

8. Borrow money (including entering into reverse repurchase agreement and purchasing when-issued securities) or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act; and

9. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

10. Purchase securities on margin, make short sales of securities, or maintain a short position;

11. Invest in companies for the purpose of exercising management or control; and

12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

The Fund will:

13. Under normal market conditions, invest at least 80% of its net assets in investments that are tied economically to the particular country or geographic region suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors votes to change this policy, shareholders will be provided with written notice of such change at least 60 days prior to the effective date of such change in the Fund’s 80% investment policy; and

14. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 8 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

11. Invest in companies for the purpose of exercising management or control;

12. Invest more than 5% of the Fund’s total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

13. Purchase foreign securities; except that the Fund may purchase certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Fund’s total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

16. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

17. Knowingly invest more than 10% of the value of the Fund’s total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

The following investment limitations are operating policies. The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding investment limitation No. 17 above; and

19. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

GOVERNMENT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

11. Invest in companies for the purpose of exercising management or control;

12. Invest more than 5% of the Fund’s total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

13. Purchase foreign securities;

14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Fund’s total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

16. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

17. Knowingly invest more than 10% of the value of the Fund’s total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

The following investment limitations are operating policies. The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding investment limitation No. 17 above; and

19. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s portfolio securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

TREASURY MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Make loans, except that the Fund may purchase or hold debt securities in accordance with its investment objective and policies;

10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

11. Invest in companies for the purpose of exercising management or control;

12. Invest more than 5% of the Fund’s total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

13. Purchase foreign securities;

14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Fund’s total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

16. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

17. Knowingly invest more than 10% of the value of the Fund’s total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available; and

18. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

The following investment limitations are operating policies. The Fund will:

19. Limit investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding investment limitation No. 17 above; and

20. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

SHORT-TERM GOVERNMENT SECURITIES FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933;

2. Purchase or sell real estate;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

8. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options; and

9. Invest in the securities of any single issuer if, as a result, the it holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

10. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

11. Invest in companies for the purpose of exercising management or control;

12. Purchase foreign securities; and

13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

The Fund will:

14. Under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors votes to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment limitation.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERMEDIATE-TERM BOND FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

8. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options; and

9. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

10. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.

11. Invest in companies for the purpose of exercising management or control;

12. Purchase foreign securities; provided that subject to the limit described below, the Fund may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

The Fund will:

14. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

CORE BOND FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

8. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

9. Invest in companies for the purpose of exercising management or control;

10. Purchase foreign securities; provided that subject to the limit described below, the Fund may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets;

11. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

12. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

13. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options;

14. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

15. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

16. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank, or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks; and

17. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

18. Purchase or sell commodities.

The Fund will:

19. Limit its investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding Investment Limitation No. 14; and

20. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

VALUE AND RESTRUCTURING FUND

The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government; and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

7. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies, and (ii) the Fund may enter into futures contracts and futures options; and

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

9. Purchase securities on margin, make short sales of securities, or maintain a short position;

10. Invest in companies for the purpose of exercising management or control;

11. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or to the extent permitted by Section 12(d) of the 1940 Act and the rules thereunder (which places limits on the amount of securities issued by another investment company that the Fund may purchase or acquire); and

12. The Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

The Fund will:

13. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

* * *

For the purpose of Investment Limitation No. 4, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

BLENDED EQUITY FUND

The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in companies for the purpose of exercising management or control;

9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

10. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

11. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

12. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets;

13. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

14. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer; and

16. Invest more than 25% of the value of its total assets in domestic bank obligations.

The following investment limitation is an operating policy. The Fund will:

17. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of the its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions; and

18. Limit its investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding Investment Limitation No. 11. In addition, the Fund may not purchase or sell commodities except as provided in Investment Limitation No. 14 above.

* * *

For the purpose of Investment Limitation No. 4, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s Investment Limitation No. 6, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

LARGE CAP GROWTH FUND

The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in accordance with their investment objectives and policies;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

3. Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

6. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund’s ownership of such securities;

7. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

8. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options; and

9. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

10. Purchase securities on margin, make short sales of securities, or maintain a short position;

11. Invest in companies for the purpose of exercising management or control;

12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act; and

13. The Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Fund will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding.

The Fund will:

14. Under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment limitation; and

15. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

* * *

With respect to the Fund’s fundamental Investment Limitation No. 3, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

SMALL CAP FUND
The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

7. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) the Fund may enter into futures contracts and futures options; and

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

9. Purchase securities on margin, make short sales of securities, or maintain a short position;

10. Invest in companies for the purpose of exercising management or control;

11. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act; and

12. The Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

The Fund will:

13. Under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors votes to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment limitation; and

14. Limit its investments in warrants so that, valued at the lower of cost or market value, it does not exceed 5% of its net assets. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to be without value. The Fund also intends to refrain from entering into arbitrage transactions.

* * *

For the purpose of Investment Limitation No. 4, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

ENERGY AND NATURAL RESOURCES FUND

The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

5. Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies, (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts, (iii) enter into options on commodities and futures contracts, (iv) invest in gold and other precious metal bullion and coins, and (v) enter into forward contracts on foreign currencies and precious metals;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

7. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security; and

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

9. Purchase securities on margin, make short sales of securities, or maintain a short position;

10. Invest in companies for the purpose of exercising management or control;

11. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act; and

12. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

The Fund will:

13. Under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment limitation.

* * *

For the purpose of Investment Limitation No. 4, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

REAL ESTATE FUND

The following investment limitations are fundamental. The Fund may not:

1. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in accordance with their investment objectives and policies;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) the Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

3. Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

5. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund’s ownership of such securities;

6. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

7. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options; and

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

9. Invest in companies for the purpose of exercising management or control;

10. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

11. Purchase securities on margin (except in connection with purchases of futures or options in compliance with its investment strategies), make short sales of securities or maintain a short position; and

12. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Fund will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding.

The Fund will:

13. Under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment limitation.

* * *

For the purpose of Investment Limitation No. 5, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation; however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1”—Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2”—Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3”—Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”—Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3”—Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”—Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”—Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D”—Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-)—The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”—Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”—Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”—Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D”—Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

Positive means that a rating may be raised.

Negative means that a rating may be lowered.

Stable means that a rating is not likely to change.

Developing means a rating may be raised or lowered.

N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2”—This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3”—This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.

Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX C

The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.	Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.	Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.	Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.	Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Appendix D– Routine Issues

The Adviser will vote the following items as recommended by management of the issuer because the Adviser believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Adviser’s clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate Housekeeping Matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine Capitalization Matters – including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, or increase in capital stock for a shareholder rights plan.

4.	Composition of the Board – including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the board must be independent are not considered routine.

5.	General Corporate Matters – including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine Procedural Matters – including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector(s) or shareholder representative(s) for the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7.	Remuneration Report – In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company's equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

Appendix E–Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for on individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified board (requiring re-election of all directors annually) increases the accountability of the board to shareholders. We typically vote against proposals seeking classification of a board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against proposals to set term limits.

(v)	Proposals Concerning whether a Majority of the Board must be Independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover Proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company's shares.

(iii)	Other Anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management Compensation Proposals

(i)

Equity-based Compensation Plans – We will assess the potential cost of equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that provide: a) for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

(ii)	Shareholder Proposals on Compensation – Disclosure/setting levels or types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: a) the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and b) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/golden parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: a) The triggering mechanism is beyond the control of management; b) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and c) change-in-control payments include the following double-triggers: (I) after a change in control has taken place, and (II) termination of the executive as a result of the change in control. A change in control is defined as a change in the company ownership structure.

(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to Asset Sales, Mergers, Acquisitions, Reorganizations & Restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: a) there are concerns about the statements presented or audit procedures used; or b) the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: a) there are serious concerns about the statutory reports presented or the audit procedures used; b) questions exist concerning any of the statutory auditors being appointed; or c) the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: a) the dividend payout ratio has been consistently below 30 percent without adequate explanation; or b) the payout is excessive given the company's financial position.

(v)	Stock (scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Incorporation or Articles of Association – We generally vote for proposals to amend articles of incorporation or articles of association if: a) shareholder rights are protected; b) there is negligible or positive impact on shareholder value; c) management provides adequate reasons for the amendments; and d) the company is required to do so by law (if applicable). We typically vote against proposals to amend articles if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company's fiscal term unless a company's motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company's reasons for the change are in line with shareholders' interests, and the company's ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company's borrowing powers after taking into account management's stated need for the increase, the size of the increase, and the company's current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has an exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: a) clear evidence of past abuse of the authority is available; or b) the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase in Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust par value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares with or without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under such circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals Prohibiting Dealings with Certain Countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to limit the number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to require the expensing of Stock Options – Current accounting standards in the U.S. require the expensing of stock options, but not all foreign countries have adopted this standard. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)	Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (a) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (b) potential for avoiding cross-defaults under other agreements; and (c) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)

Voting on Chapter 11 plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (a) other alternatives to the proposed plan; (b) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (c) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (i) approval of investment advisory and/or distribution agreements; (ii) approval of distribution plans; (iii) changes in fees or expenses; (iv) conversion of the company from closed-end to open-end form; (v) changes in the “fundamental policies” of the company; (vi) change in side pocket limitations; (vii) change in the state or form of organization of the company; and (viii) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Adviser or its affiliates, the procedures set forth Appendix F will be followed.

8.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

Appendix F–Conflicts Procedures

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Adviser or an affiliate

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed by the Adviser or its affiliates. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Adviser is affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Adviser may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of our clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of these Conflicts Procedures) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent third-party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

EXCELSIOR FUNDS, INC.

Pacific/Asia Fund

Supplement dated September 26, 2007

Statement of Additional Information,

dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007, August 1, 2007 and August 29, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective immediately, the following information is added to the sections entitled “Portfolio Managers” in the Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for the Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fred Copper*	8	3	31	—	—	—
	$2.75 billion	$1.03 billion	$403.6 million	—	—	—
Jasmine Huang*	5	2	4	—	—	—
	$1.9 billion	$612.1 million	$100,000	—	—	—
Daisuke Nomoto*	4	2	1	—	—	—
	$1.58 billion	$612.1 million	$45,000	—	—	—

*	Account information is provided as of August 31, 2007.

2.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for the Fund:

Mr. Copper, Ms. Huang and Mr. Nomoto receive all of their compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Fred Copper	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category
Jasmine Huang	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category
Daisuke Nomoto	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category

*	Morgan Stanley Capital International AC Asia Pacific Index.

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

3.	The following is added to the tables in the section entitled “Ownership of Fund Securities” in the Statement of Additional Information for the Fund:

Dollar Value of Shares Owned Beneficially As of August 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Fred Copper**	Excelsior Pacific/Asia Fund	X
Jasmine Huang**	Excelsior Pacific/Asia Fund	X
Daisuke Nomoto**	Excelsior Pacific/Asia Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).
**	Account information is provided as of August 31, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-50/135384-0907

EXCELSIOR FUNDS, INC.

Real Estate Fund

Supplement dated October 1, 2007

Equity Funds – Shares Class Prospectus,

dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007, August 1, 2007,

August 29, 2007 and September 14, 2007

Supplement dated October 1, 2007 to the

Statement of Additional Information

dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007, August 1, 2007,

August 29, 2007 and September 26, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE SEPTEMBER 28, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

Joan Ellis, CFA has resigned from her position with the investment adviser and will no longer serve as co-portfolio manager of the Real Estate Fund. Accordingly, the information with regard to Ms. Ellis in the section entitled “Portfolio Managers” in the Prospectus and Statement of Additional Information listed above is deleted. In addition, the Prospectus listed above is hereby amended to reflect that Arthur J. Hurley, CFA serves as portfolio manager of the Real Estate Fund and is responsible for the day-to-day management of this Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/136005-1007

Supplement dated December 7, 2007 to the following Prospectuses

Excelsior Funds, Inc.

Excelsior Funds Trust

Equity Funds—Shares Class Prospectus

Emerging Markets Fund

International Fund

Pacific/Asia Fund
dated July 1, 2007, as most
recently supplemented through
November 16, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds—Class A and Class C Shares Prospectus Emerging Markets Fund dated October 1, 2007, as most recently supplemented through November 16, 2007

Excelsior Funds Trust Institutional Shares Class Prospectus, Emerging Markets Fund International Equity Fund dated July 1, 2007, as most recently supplemented through November 16, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE JANUARY 4, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective January 4, 2008, Donald Elefson, CFA will no longer serve as portfolio manager of the Emerging Markets Fund, and will no longer serve as a co-portfolio manager of the Pacific/Asia Fund, International Equity Fund and International Fund. Accordingly, the information with regard to Mr. Elefson in the section entitled “Portfolio Managers” in the Prospectuses listed above is deleted.

Effective January 4, 2008, the disclosure paragraph under the section entitled “Portfolio Managers” as it relates to Emerging Markets Fund is removed and replaced in its entirety with the following:

Fred Copper, CFA and Jasmine (Weili) Huang, CFA, serve as the portfolio co-managers for the Emerging Markets Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Copper has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2005. Prior to joining Columbia Management Advisors, LLC, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005. Ms. Huang has been associated with U.S. Trust since September, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2003. Prior to joining Columbia Management Advisors, LLC, Ms. Huang held a manager position with Deloitte’s management consulting practice from June, 2000 to September, 2003. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

Effective January 4, 2008, the disclosure paragraph under the section entitled “Portfolio Managers” as it relates to International Fund and International Equities Fund is removed and replaced in its entirety with the following:

Fred Copper, CFA, Jasmine (Weili) Huang, CFA, Daisuke Nomoto, CMA, Timothy R. Anderson, and Paul J. DiGiacomo serve as the portfolio co-managers for the International Fund and International Equities Fund and are primarily responsible for the day-to-day management of the Funds. Mr. Copper has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2005. Prior to joining Columbia Management Advisors, LLC, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005. Ms. Huang has been associated with U.S. Trust since September, 2007 and has been associated with Columbia Management Advisors, LLC or its predecessors since September, 2003. Prior to joining Columbia Management Advisors, LLC, Ms. Huang held a manager position with Deloitte’s management consulting practice from June, 2000 to September, 2003. Mr. Nomoto has been associated with U.S. Trust since September, 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since April, 2005. Prior to joining Columbia Management Advisors, LLC, Mr. Nomoto served as an equity analyst at Putnam Investments from April, 2003 to March, 2005. Prior to April, 2003, Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from April, 1999 to March, 2003. Mr. Anderson has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC since March, 2006. Prior to March, 2006, Mr. Anderson was a portfolio manager with Morgan Stanley from February, 2005 to October, 2005. Prior to February, 2005, Mr. Anderson worked as a technology analyst and portfolio manager at Oaktree Capital Management from March, 2003 to February, 2005. Prior to March, 2003, Mr. Anderson worked as a senior equity analyst at Salomon Smith Barney from June, 2000 to March, 2003. Mr. DiGiacomo has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC since April, 2006. Prior to April, 2006, Mr. DiGiacomo worked as a sleeve manager and analyst for the domestic and international small-cap core funds with Putnam Investments from August, 2002 to April, 2006. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/138700-1207

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated November 14, 2007 to the following Prospectuses

Excelsior Funds, Inc. Excelsior Funds Trust Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds—Shares Class Prospectus dated July 1, 2007, as most recently supplemented through November 5, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Retirement Shares Class Prospectus dated July 1, 2007, as most recently supplemented through August 29, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds—Shares Class Prospectus dated July 1, 2007, as most recently supplemented through October 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds—Class A and Class C Shares Prospectus dated October 1, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Institutional Funds—Institutional Shares Class Prospectus dated July 1, 2007, as most recently supplemented through November 5, 2007

The above Fixed Income Funds—Shares Class Prospectus, and Equity Funds—Shares Class Prospectus are collectively referred to as the “Shares Class Prospectus,” the Equity Funds—Class A and Class C Shares Prospectus is referred to as the “Class A and Class C Shares Prospectus,” the Institutional Funds—Institutional Shares Class Prospectus is referred to as the “Institutional Shares Class Prospectus,” and the Retirement Shares Class Prospectus is referred to as the “Retirement Shares Class Prospectus.”

The above Fixed Income Funds—Shares Class Prospectus, Equity Funds—Shares Class Prospectus, Equity Funds—Class A and Class C Shares Prospectus, Institutional Funds—Institutional Shares Class Prospectus and Retirement Shares Class Prospectus are collectively referred to as the “Prospectuses.”

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The Prospectuses for each of the Funds are hereby supplemented as described below:

1. For the Shares Class Prospectus, the Institutional Shares Class Prospectus and the Retirement Shares Class Prospectus, paragraph five of the section entitled “Fund Policy on Trading of Fund Shares” is revised and replaced in its entirety with the following:

Purchases, redemptions and exchanges made through the Funds’ Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

2. For the Class A and Class C Shares Prospectus, paragraph six of the section entitled “Fund Policy on Trading of Fund Shares” is revised and replaced in its entirety with the following:

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

3. For the Shares Class Prospectus and the Institutional Shares Class Prospectus, and for the Retirement Shares Class Prospectus, the following is added after the last bullet in paragraphs 12 and 13, respectively, of the section entitled “Fund Policy on Trading of Fund Shares”:

•	the following retirement plan transactions:
•	payroll deduction contributions by retirement plan participants
•	transactions initiated by a retirement plan sponsor
•	certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions

4. For the Class A and Class C Shares Prospectus, the following is added after the last bullet in paragraph nine of the section entitled “Fund Policy on Trading of Fund Shares”:

•

the following retirement plan transactions: payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor and certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions.

EXC-47/137117-1107

EXCELSIOR FUNDS TRUST

Equity Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the Fund (as defined below) dated October 1, 2007 (the “Prospectuses”). This SAI pertains to Class A and Class C shares (together, the “Shares”) of the Equity Opportunities Fund (the “Fund”) of Excelsior Funds Trust. A copy of the Prospectus may be obtained by writing Excelsior Funds Trust, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, Massachusetts 02266-8081, or by calling (800) 345-6611. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the annual reports to the Fund’s shareholders for the fiscal year ended March 31, 2007 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 345-6611.

The Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 345-6611, and on the Fund’s website at http://www.columbiafunds.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. The Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994. In addition to Class A and Class C shares, the Fund offers two other classes of shares: Shares class and Institutional Shares.

The Fund is advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”) (the “Adviser”).

Investment Restrictions

EQUITY OPPORTUNITIES FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Fund as set forth in the Prospectuses.

In addition to the Fund’s principal investment strategies, the Fund may have certain investment policies, and may use certain other strategies, or engage in other investment practices that are not principal strategies. Some of these strategies and practices are described below.

During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

The Fund may invest directly or indirectly in the securities of foreign issuers.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Set forth below are descriptions of certain types of portfolio investments and associated risk factors applicable to the Fund as indicated in the headings below.

ADRs, EDRs and GDRs

The Fund may invest in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”) and other similar instruments.

ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

3

Asset-Backed Securities

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements

The Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (“SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

The Fund participates in committed and uncommitted lines of credit provided by State Street Bank and Trust Company (“Lines of Credit”). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. Information about specific borrowings, if any, by a Fund under the uncommitted line of credit over the last fiscal year, if any, can be found in its annual report to shareholders.

As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Under the uncommitted line of credit, as opposed to the committed line of credit, State Street Bank and Trust Company (“State Street”) is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Debt Securities and Convertible Securities

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have

4

interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Certain of the Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P) may have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Certain Funds can invest in lower-rated securities, also known as “junk bonds.” Junk bonds are considered speculative and involve a greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments that is the case with higher grade bonds. See “Rating on Debt Securities.”

Funds may acquire zero coupon obligations when consistent with their investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Derivative Contracts and Securities

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

5

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Foreign Investment Risks

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are generally less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Fund might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can

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purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Fund can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Forward Foreign Currency Exchange Contracts

In accordance with its investment objectives and policies, the Fund may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund must segregate liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract

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for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options

The Fund may invest in futures contracts and related options. These contracts may include interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

A Fund may enter into futures transactions in order to hedge against changes in market values of securities which the Fund holds or intends to purchase, including to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Fund will engage in futures transactions only to the extent permitted by the CFTC and the SEC. Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. When investing in futures contracts, the Fund must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. The Fund will limit its transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any

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specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See “Options on Futures Contracts,” below. See Appendix B for further discussion of futures contracts and options.

Government Obligations

The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others,

9

such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

Guaranteed Investment Contracts

The Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies.

Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, the Fund intends to invest 5% or less of its net assets in GICs during the current year.

Illiquid Securities

The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

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Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees of the Trust (the “Board”). If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

Investment Company Securities

The Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Fund may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder. Except as otherwise permitted under the 1940 Act and the rules and regulations thereunder, the Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

The MLPs the Fund may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the

11

MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Options

Purchasing Put and Call Options

The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may purchase options in an amount not exceeding 5% of the Fund’s net assets. The options may relate to particular securities or various stock and bond indices.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Writing Covered Call Options

The Fund may engage in writing covered call options (options on securities owned by the Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written.

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Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options on Futures Contracts

The Fund may purchase options on the futures contracts described above under “Futures Contracts.” A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Portfolio Turnover

The Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Preferred Stock

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other

13

non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Ratings on Debt Securities

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix A to this Statement of Additional Information.

REITs

The Fund may invest in real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements

The Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Fund will enter into repurchase agreements only with financial

14

institutions that are deemed to be creditworthy by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Fund’s custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending

To increase return on its portfolio securities, a Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Special Risk Factors – Investments in Smaller Companies

The equity securities of medium and smaller companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

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As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments

The Fund may invest in commercial paper consisting of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non- negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

The Fund will limit its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board. The Fund may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Technology Securities

The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependant on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund’s investment in technology companies may subject it to more volatile price movements.

When-Issued and Forward Transactions

The Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities

16

purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will segregate liquid assets equal to the amount of the commitment.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of its investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Board without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its Board, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Fund, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Fund’s website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Trust or the Chief Legal Officer (the “CLO”) of the Trust. The Company’s administrator, Columbia Management Advisors, LLC, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Trust any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

The Fund may also disclose more current portfolio holdings information as of specified dates on the Fund’s website.

The Fund currently has ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the CCO or the CLO. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

Identity of Recipient	Compensation/ Consideration Received	Conditions/Restrictions on Use of Information	Frequency of Disclosure
Perform	None	Performs analytics.	Ad-hoc
YieldBook	None	Performs analytics.	Ad-hoc

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As described in the Policy, portfolio holdings information is provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Board.

The entities to which the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information provided. Neither the Trust nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Trustee is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)
INDEPENDENT TRUSTEES

Rodman L. Drake Year of Birth: 1943	Trustee; Chairman, Full Board	Trustee since 1994	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 – Director,

Parsons Brinckerhoff, Inc.

(since 1995)

BOARD 2 — Director,

Jackson Hewitt Tax Service Inc.

(since June 2004).

BOARD 3 – Crystal River Inc.

(since March 2005)

BOARD 4 — Director,

Student Loan Corporation

(since May 2005).

BOARD 5 – Celgene Corporation

(since May 2006).

BOARD 6 – Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Trustee; Chairman, Investment Oversight Committee	Trustee since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

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Name and Year of Birth	Position(s) Held with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Trustee(4)

Jonathan Piel Year of Birth: 1938	Trustee	Trustee since 1994

Cable television producer and website designer; Editor, Scientific American

(1984-1986), and Vice President,

Scientific American Inc., (1986-1994);

Director, National Institute of Social Sciences; Member Advisory Board,

The Stone Age Institute, Bloomington, Indiana.

27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

John D. Collins Year of Birth: 1938	Trustee; Chairman, Audit and Compliance Committee	Trustee since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director,

Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment

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Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting of Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.

(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each independent trustee retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.

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(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

•

The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three independent trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

•

The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be independent trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

•

The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Fund’s shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be independent trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

Effective July 1, 2006, each independent trustee receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each independent trustee receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each independent trustee received an annual fee of $100,000. The Trustees may hold various other directorships unrelated to the Funds. The employees of the Adviser or of its affiliates do not receive any compensation from the Trust for acting as officers of the Trust.

21

The following table summarizes the dollar range of shares beneficially owned by each trustee in the Funds and all funds overseen by the director in the “family of investment companies” as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
Independent Trustee
Rodman L. Drake	Equity Opportunities Fund: $10,001 - $50,000	Over $	100,000
Morrill Melton Hall, Jr.	Equity Income Fund: Over $100,000 Mid Cap Value and Restructuring Fund: $10,001 - $50,000 High Yield Fund: $1 - $10,000 Equity Opportunities Fund: $10,001 - $50,000	Over $	100,000
Jonathan Piel	High Yield Fund: $10,001 - $50,000	Over $	100,000
John D. Collins	None	Over $	100,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds Complex. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s independent directors/trustees in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500	$5,814		$32,500
ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665
RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345
MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

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Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284
JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259
MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559
NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215
WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds. Effective July 1, 2007, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are no longer part of the Schwab Mutual Fund Family.

*	Resigned from the Board effective June, 2006.

**	Resigned from the Board effective August, 2006.

***	Resigned from the Board effective July 1, 2007.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of independent trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser

The Fund is advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company.

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Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of the Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2007, U.S. Trust had approximately $101.9 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by the Fund or reimburse expenses (excluding interest, taxes and certain non-routine expenses) to keep a Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$1,367,098	$640,058	$50,696

For the fiscal years ended March 31, 2007, 2006 and 2005, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$475,587	$324,216	$100,187

The investment advisory agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreements, except that the Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USTNA has undertaken in the investment advisory agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

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	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets (000)	Number of accounts	Assets (000)	Number of accounts	Assets (000)
Richard Bayles	2	$738,902	1	$547,410	217	$1,132,989
Fatima Dickey	2	$738,902	—		173	415,445

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio managers is based on performance, as of March 31, 2007.

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets ($000)	Number of accounts	Assets ($000)	Number of accounts	Assets ($000)
Richard Bayles	—	—	—	—	—	—
Fatima Dickey	—	—	—	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Richard Bayles	33% - Common Stock For Trusts Common Trust Fund 67% - Excelsior Equity Opportunities Fund	Lipper Large Cap Core Funds Average Lipper Multi-Cap Core Equity Funds Average

Fatima Dickey	Excelsior Equity Opportunities Fund	Lipper Multi-Cap Core Equity Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

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Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Fund. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. Bayles, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the funds for which he has management responsibility. In addition, Mr. Bayles’s Bonus Accounts include a common trust fund account in addition to one of the Funds which he manages. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, the Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Adviser than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager.

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Richard Bayles	Equity Opportunities Fund					X
Fatima Dickey	Equity Opportunities Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

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Other Services

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Trust’s administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Prior to September 17, 2007, CMA was responsible for oversight of the activities of the sub-administrator, BISYS Fund Services Ohio, Inc.; the sub-administrator provided the Fund with general administrative and operational services pursuant to the Administration Agreement. Prior to a restructuring that took effect July 1, 2007, USTA served as administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Fund, furnishing the Fund with clerical, accounting and bookkeeping services, and performing certain other services required by the Fund. BISYS also acted as the fund accounting agent for the Trust and pursuant to a fund accounting agreement with the Fund, computed the net asset value, net income, and realized capital gains or losses of the Fund.

CMA serves as administrator and BISYS also served as sub-administrator to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., which are also advised by the Adviser and its affiliates. For services provided to all of the investment portfolios of the Trust, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds, Inc., CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds, Inc.

For all Funds (excluding the International Funds of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

Administration fees payable by each portfolio of the Trust, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Fund paid the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$370,773	$194,157	$29,431

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For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Equity Opportunities Fund	$11,224	$—	$1,008

Expenses

Except as otherwise noted, the Adviser and the Administrators bore all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include: taxes; interest; fees (including fees paid to the Trust’s Trustees and officers who are not affiliated with the or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Pricing and Bookkeeping Services

CMA is responsible for providing certain pricing and bookkeeping services to the Fund.

Effective September 17, 2007, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with CMA pursuant to which CMA monitors, budgets and approves Fund expenses, provides oversight of the performance by State Street Bank and Trust Company (“State Street”) of accounting and financial reporting services, and provides services related to the Sarbanes-Oxley Act of 2002. Under the Services Agreement, the Fund reimburses CMA for out-of-pocket expenses, direct internal costs relating to fund accounting oversight, monitoring, budgeting and approving Fund expenses, and direct internal costs incurred in connection with the requirements of the Sarbanes-Oxley Act of 2002.

Also, effective September 17, 2007, the Fund entered into a Financial Reporting Services Agreement with CMA and State Street (the “Financial Reporting Services Agreement”) pursuant to which State Street provides certain financial reporting services, such as the preparation of a Fund’s financial information for shareholder reports and SEC filings. Also effective September 17, 2007, the Fund entered into an Accounting Services Agreement with CMA and State Street (together with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services, including but not limited to, the recording of general ledger entries and the calculation of daily expenses and income. Under the State Street Agreements, the Fund pays State Street annual fees for these services, payable monthly, totaling $38,000 plus an additional fee based on an annualized percentage rate of such Fund’s assets. Under the State Street Agreements, the fees payable to State Street will not exceed $140,000 annually in the aggregate for each such Fund.

Transfer Agent

Columbia Management Services, Inc. acts as transfer agent (the “Transfer Agent”) for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, Massachusetts 02286-8081. The Transfer Agent is a registered transfer agent and is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC. Under the transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc. (the “Transfer Agency Agreement”), the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. The Fund pays the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

The Transfer Agent retains Boston Financial Data Services, Inc./DST Systems, Inc. (“BFDS/DST”), 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Prior to September 17, 2007, State Street Bank and Trust Company served as the transfer agent of the Funds.

28

Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Fund’s Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Prior to September 17, 2007, J.P. Morgan Chase Bank served as the custodian of the Funds.

Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the Shares of the Funds (the “Distributor”). Its address is: One Financial Center, Boston, MA 02111. Columbia Management Distributors, Inc. is an affiliate of United States Trust Company, National Association, UST Advisers, Inc., Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC.

Between August 1, 2007 and September 17, 2007, Foreside Distribution Services, L.P. was the distributor of the Funds. Between January 1, 2005 and August 1, 2007, BISYS Fund Services Limited Partnership served as the distributor of the Funds. Prior to January 1, 2005, Edgewood Services, Inc. served as distributor.

Distribution Obligations

Pursuant to a distribution agreement between the Trust, on behalf of the Fund, and the Distributor (the “Distribution Agreement”), the Distributor, as agent, sells Shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or Columbia Management Services, Inc. (the “Transfer Agent”). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of Shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of Shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan (the “Distribution Plan”) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its independent trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Distribution Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares and Class C shares of the Fund. Under the Distribution Plan, the Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets attributed to Class A and Class C shares. The Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its C shares. This arrangement may be modified or terminated by the Fund at any time.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, and the Class C Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Board, including a majority of the independent trustees, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval. Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

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The Fund participates in joint distribution activities with other open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by the Distributor (the “Columbia Funds Family”). The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

The Fund may engage in short-term trading to achieve its investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Fund’s portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Fund, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act.

During the last three fiscal years, the Trust paid brokerage commissions on behalf of the Fund as shown in the table below. None of the brokerage commissions were paid to an affiliated person of the Fund, the Investment Adviser, or the Fund’s distributor at the time of the transaction.

	2007	2006	2005
Equity Opportunities Fund	$262,899	$178,123	$110,840

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The investment advisory agreement between the Trust and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the investment advisory agreement authorizes the Adviser, to the extent permitted by law and subject to the review of the Board, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the investment advisory agreement, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Fund. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Fund will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Fund itself.

Among the types of research services that might be received in consideration of the Fund’s portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the

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stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Fund’s portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Fund’s portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

During the fiscal year ended March 31, 2007, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Equity Opportunities Fund	$137,419,868	$195,521

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the close of the most recent fiscal year. As of March 31, 2007, the Fund held the following securities of the Trust’s regular brokers or dealers or their parents:

Fund / Security	Security Type	Principal Amount (in thousands)
Equity Opportunities Fund
Lehman Brothers, Inc.	Equity	$2,908
J.P. Morgan Securities	Debt	$13,082

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Fund is open for business each day except for days on which the NYSE is closed. The Fund determines the net asset value (“NAV”) of its shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of the Fund’s assets less its liabilities divided by the number of the Fund’s outstanding shares.

The Board has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Fund in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

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The Board has delegated to Adviser the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Board, the Fund uses certain pricing services to provide values for its portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund business day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith. In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon the changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the time the Fund calculates its NAV.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Fund. Its principal address is 125 High Street, Boston, MA 02110. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) was terminated by the Board of Trustees and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Fund’s March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which

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E&Y served as independent registered public accounting firm for the Trust, there was no disagreement between E&Y and the Trust on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Fund’s March 31, 2004 financial statements. A copy of such financial statements is available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In order to qualify for treatment as a registered investment company (“RIC”), the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any and any undistributed amounts from prior years. The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund receives income generally in the form of dividends and interest on its investments. The Fund’s income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income, rather than interest income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term

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gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of the Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has five series, although additional series may be established from time to time.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series

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involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of independent trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and the Fund, its shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

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The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C (Routine Issues) and Appendix D (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

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CODE OF ETHICS

The Trust, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 27, 2007, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each share class of the each fund of the Trust, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

As of September 27, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding Shares class shares. The Fund believes that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Charles Schwab & Co Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.07%	Record

Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	59.58%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	15.21%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	13.24%	Record

As of September 27, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding Institutional class shares. The Fund believes that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	71.65%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	13.56%	Record

Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	8.44%	Record

SEI Private Trust Company c/o Mellon Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	5.38%	Record

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Appendix A – Description of Securities Ratings

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

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Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

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“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

•	Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings

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presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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Appendix B – Futures Contracts and Options

The Fund may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund

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will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

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Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is

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based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is

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calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

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Appendix C – Routine Issues

The Adviser will vote the following items as recommended by management of the issuer because the Adviser believes the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Adviser’s clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters- including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters- including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7.	Remuneration Report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

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Appendix D - Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent –We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

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(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)	Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

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(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association –We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change are in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

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(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)

Proposals Prohibiting Dealings with Certain Countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is

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up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)	Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Adviser, the procedures set forth in Appendix E will be followed.

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8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

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Appendix E – Conflicts Procedures

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Adviser

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Adviser is affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Adviser may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

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EQUITY FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www. excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America's private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

4

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

5

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.

Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

6

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Performance Summary

For the fiscal year ended March 31, 2007, the Excelsior Blended Equity Fund slightly underperformed the S&P 500 Index. To be more specific, the actively managed portion of the Fund outperformed, while the quantitative overlay portion brought the overall portfolio closer to the S&P 500 Index.

Performance Attribution

The strongest performers for the trailing year were spread across sectors. Utility company TXU Corporation was the top performer, followed by Exxon Mobil, pharmaceutical companies Novo Nordisk and Abbott Laboratories, and the auction house Sotheby’s. Underperformers were focused in the consumer sector, including Furniture Brands, Timberland, and Eastman Kodak, as well as land-owner and developer St. Joe, and technology company National Instruments.

The utilities sector was the best-performing sector from a relative standpoint, followed by the health care and industrials sectors, while stock selection in consumer discretionary and no weight in telecommunications services hurt Fund performance.

Portfolio Activity

In the past 12 months, the active portion of the Fund has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology, as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx; the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner); and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, additions to the active portion of the fund included stocks with a global reach, such as the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

7

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the DSP unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

Outlook

The active investment team of the Excelsior Blended Equity Fund continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap. This strategy is combined with a quantitative risk overlay which has been developed to dampen Fund volatility relative to the S&P 500 Index.

Richard Bayles

Managing Director and Senior Portfolio Manager

8

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.21%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

9

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

Performance Summary

For the fiscal year ended March 31, 2007, the Excelsior Energy and Natural Resources Fund successfully navigated a highly volatile commodity price environment, modestly underperforming the S&P 500 Index.

Performance Attribution

End-point to end-point, crude oil prices were essentially flat at approximately $66.00 per barrel. On an interim basis, however, crude soared to $77.00 per barrel in August 2006—in the midst of the Iran nuclear stalemate—and subsequently plummeted to a low of nearly $50.00 per barrel in January 2007 in reaction to rising inventory levels and an unusually warm January across the Northern Hemisphere.

Following a five-year run-up in crude oil prices from $20.00 per barrel in 2001 to $77.00 per barrel in August 2006, the market is now struggling to determine a mid-cycle or ‘normalized’ price band which, we believe, could prove to be $50.00 to $70.00 per barrel, or an average of $60.00 per barrel in 2007.

Given the aforementioned price volatility, outperformance was concentrated in small-capitalization names with strong unit volume growth; i.e., HudBay Minerals a beneficiary of soaring zinc prices; Arena Resources, an emerging oil producer, and Kodiak Oil & Gas, an early cycle natural gas producer. Two large-capitalization names also contributed, notably Phelps Dodge—which was acquired by Freeport McMoran Copper and Gold—and ExxonMobil—which showed strong production volume growth and benefited from its defensive characteristics in a volatile energy tape.

Portfolio Activity

As we enter the second calendar quarter of 2007, we maintain a barbell strategy with a blend of large capitalization and small capitalization stocks. We initiated positions in two refiners, Valero Energy and Sunoco, which are benefiting from strong motor gasoline demand and restructuring. We also initiated positions in Deere & Company, a derivative on the explosive demand for ethanol and a beneficiary of rising corn prices; Energy Conversion Devices, a play on both batteries for hybrid engines and the manufacture of solar film; and participated in the initial public offering of Claymont Steel, a producer of customized steel plate, a critical ingredient for infrastructure development such as bridge repair and ethanol tank railroad car components.

Overall, we reduced positions in the major oils in January, concerned with the prospect of several quarters of flat to down earnings—given difficult comparisons with last year, when crude averaged $70.00 during the June and September quarters of 2006. The proceeds sourced an increase in our natural resource component in an effort to dampen volatility due to oil and gas prices.

Outlook

We will continue to take advantage of underlying commodity price volatility to buy select names on price dips and remain constructive on the energy and natural resource sector. Producers are challenged to replace production and reserves in a strong demand environment led by the ongoing industrialization and urbanization of China and emerging economies of Brazil and India.

The greatest threat to the end of the energy cycle is escalating crude oil prices, which could eventually choke off demand and induce a global recession. We believe that OPEC is well aware of this risk and has sufficient spare capacity to (1) contain a potential spike in oil prices and (2) ratchet down production to defend a $50.00 floor and manage a mid-cycle price believed to be in the $60.00 per

10

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

barrel area. While cautious on North American natural gas prices near term due to high storage levels upon the exit of winter, we would look to add to gas–levered names on potential breaks in the natural gas price toward $6.00 per MCF (1,000 cubic feet), the lower end of our forecasted $6.00 to $8.00 per MCF range.

After several years of strong free cash flow, company balance sheets are vastly improved. Value-enhancing levers include dividend increases, share repurchase and merger activity.

Michael E. Hoover

Managing Director and Portfolio Manager

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.13%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. One year returns presented in the table differs from the return presented in the Financial Highlights. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

11

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Performance Summary

The Excelsior Equity Income Fund outperformed the S&P 500 Index over the last twelve months. This outcome is a result of our efforts to grow our income stream by purchasing stocks at attractive initial yields and by owning companies with progressive dividend policies. The Fund concentrates on investing in stocks that offer above-average dividend yields or have the potential to grow their dividends at above-average rates.

Performance Attribution

The strongest contributors to performance were RPM International, Chevron and AT&T. RPM, one of our largest holdings and best performers, has industrial operations that are growing nicely and legacy asbestos costs that are moderating. Chevron’s total returns are directly related to their outstanding earnings growth amidst a strong energy price environment. Telecom stocks underperformed in 2005 despite improving industry fundamentals, so AT&T’s recent strong performance is a culmination of investor recognition of improving fundamentals while the stock was trading at low valuations. In addition, AT&T’s acquisitions (purchasing the historic AT&T and Bellsouth in the last 18 months) are being viewed more favorably today in light of improving industry fundamentals.

Our worst contributors to performance were Home Depot, Halliburton and WP Stewart. We continue to hold Home Depot and Halliburton and like their respective outlooks. We fortunately sold W.P. Stewart in the summer of 2006 at higher prices than today’s. We lost confidence in W.P. Stewart’s turnaround, despite efforts to fix their asset accumulation problems. As part of our sell discipline, if a company is not making fundamental progress versus our expectations over a 2 year time frame, we will exit the stock.

We believe Halliburton remains attractive because its Energy Services Group has excellent growth opportunities. Global demand for energy services should be strong for several years, resulting in strong volume and significant pricing power for Halliburton and its peers. Halliburton has a particularly strong business serving North America’s gas production needs, but this opportunity is overshadowed by short-term concerns of a North American natural gas overhang. The value of the Energy Services Group within Halliburton has been obscured by the lumpy and controversial business of Kellogg, Brown and Root (KBR). The separation of KBR from Halliburton should help highlight the value of the Energy Services Group.

Portfolio Activity

During the last year, we initiated four new significant positions: Home Depot, SuperValu, Penn West Energy and Xilinx.

Home Depot operates in a favorable retail category. Lowe’s and Home Depot have less formidable competitors in their segment compared to any other big box category; this dynamic is supported by excellent growth and profit margins for both companies. Furthermore, the housing stock has expanded greatly over the last 10 years, which bodes well for future home improvement spending.

All in all, sales should grow at least 5-10% over the next several years and earnings per share (EPS) should grow approximately 10% plus. The company sells for 12x earnings and produces considerable free cash flow. We believe their acquisitions and their large repurchases of stock are high quality investments. Their dividend payout ratio is 35% and it is likely to modestly increase over time. The stock’s current yield is 2.4%; the company increased its dividend by 125% over the last year.

12

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

SuperValu, a grocery retailer, is engaged in a transforming deal by teaming up with Cerberus and CVS to purchase the assets of Albertsons. SuperValu acquired the best stores within the Albertsons network, with Cerberus and CVS purchasing the balance of the supermarket and stand-alone pharmacy locations. As a result, SuperValu’s base increased by 1,200 stores; its revenue should increase from $19 billion to $45 billion. Importantly, about 75% of its revenue will be from regions where it is either #1 or #2 in market share.

Penn West Energy Trust is a Canadian income trust with significant gas and oil production potential. It has three long-term projects worthy of note: 1) it has begun to farm out some of its 4.3 million acres of undeveloped land. Farming out is a minimally capital intensive method to monetize its large strategic land position; 2) the Seal Oil Sands Project has the potential to greatly enhance the company’s level of heavy oil production. (Initially, primary methods of production are being employed in the Seal project, resulting in less capital intensity. Ultimately, tertiary methods will be needed to greatly enhance production.) 3) it has begun to employ carbon dioxide recovery techniques to its largest conventional oil field, Pembina. Carbon flooding has been very successful in the U.S.

The semiconductor sector represents a growing source of dividend growth as more of these companies recognize the importance of returning excess capital to shareholders in an efficient manner. We like Xilinx because it has a growth business that requires modest capital in order to grow. As a result, it has accumulated a large cash balance ($4.00 per share). Xilinx initiated a dividend 3 years ago in recognition of its strong cash flow and large cash balance, and it has since grown it rapidly. Today, the payout ratio is approximately 45% and yield is 1.8%. The yield could be considered higher if the extra cash were disbursed through a special dividend immediately.

Outlook

The outlook for a dividend-focused approach is positive. Dividend-paying stocks have led the market higher over the last few years, a trend that looks sustainable for the foreseeable future. Since the tax law changes in 2003, the number of companies paying dividends has increased, the average rate of dividend increase has accelerated, and the stocks that pay dividends have outperformed as a group.

Despite these positive developments, the average payout ratio for S&P 500 companies remains historically low because recent earnings growth has been very strong. We believe many companies can “afford” to increase their payout ratio without negatively impacting their growth prospects.

We remain enthusiastic about the earnings growth opportunities for the companies in the Fund and we think that their current valuations are reasonable. In fact, many of our companies have experienced valuation compression over the last two years as earnings growth has outpaced share price appreciation. The fundamental drivers of growth are intact, capital market liquidity is great, investor sentiment is healthy, and valuations are attractive. We remain bullish on the prospects for our companies.

Thomas W. Vail

Managing Director and

Senior Portfolio Manager

Brian V. DiRubbio

Senior Vice President and

Senior Portfolio Manager

13

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/03 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.22%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

14

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Performance Summary

For the year ended March 31, 2007, the Excelsior Equity Opportunities Fund outperformed the S&P 500 Index. The relative outperformance can largely be attributed to individual stock picking in the industrials and health care sectors, and our sector overweight in materials and utilities. Offsetting this outperformance were individual stocks in the information technology and consumer discretionary sectors.

Performance Attribution

The strongest performers in the fiscal year were concentrated in the industrials and materials sector, led by Quanta, Bombardier, Vulcan, Monsanto, Rolls-Royce and Nucor. Sotheby’s and pharmaceutical company Novo Nordisk were strong performers as were financial firms New York Stock Exchange and American Capital Strategies, and utilities CenterPoint Energy and AES. Underperformers came from the consumer and technology sectors, including technology companies 3Com, Analog Devices and National Instruments; Furniture Brands, Timberland, and Eastman Kodak in the consumer space; and land-owner and developer St. Joe.

Portfolio Activity

Over the past 12 months, the Fund has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology (as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx); the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner), and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, our additions included stocks with global reach, such as Olam International, the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	Olam International (OLAM.SI) is a global supply chain manager of agricultural products and food ingredients. The company directly sources goods from over 40 countries and supplies 3,800 customers in 55 countries. Olam’s business model is unique in that it is integrated from the farm gate to the factory—without owning the underlying production process. Olam has projected earnings CAGR at 25%, giving confidence that there is significant growth ahead as the company expands into new commodities, new geographies and into an acquisitive growth phase.

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

15

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the Digital Signal Processors unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

Outlook

The Equity Opportunities team continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap.

Richard Bayles

Managing Director and

Senior Portfolio Manager

Fatima Dickey

Managing Director and

Portfolio Manager

16

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.31%
Net Expense Ratio	1.05%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

17

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

18

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Gavin, CFA

President and CIO of the Growth Equity Group

19

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.23%
Net Expense Ratio	1.20%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

20

EXCELSIOR FUNDS TRUST MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

21

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

22

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.13%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

23

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

Performance Summary

For the twelve months ending in March 2007, the REIT universe performed well, with the Morgan Stanley REIT Index providing a total return of over 22%. This result outpaced most major market indices. Thematically the year was characterized by strong fundamentals resulting from good economic growth, as well as continued investor appetite for real estate. Throughout the past year, the group continued to attract capital—both the public markets, where real estate-dedicated funds experienced positive flows; and private capital, which has been put to work in buyouts of public real estate companies. Acquisitions of public companies for cash from private buyers led to a recycling of the capital back into the segment by real estate-dedicated investors. The one area of general economic weakness, housing, has not had a marked impact on the broader real estate market to date. In the various sectors there has been little new supply built, as commercial developers have been remarkably disciplined. As a result of these positive fundamentals, we continued to observe dividend growth at many REITs this past year. Of the National Association of REITs (NAREIT) universe of 142 REITs, 79 increased their dividend rates paid over the past 12 months.

Performance Attribution

Among the major property sectors, regional mall REITs had the best performance during the year; this performance was weighted toward year end. For the early part of this period, the regional malls lagged. The office companies also performed well during this period, with the best performance coming in the December quarter, at the height of the acquisition activity. Of the major sectors, the apartment REITs had the worst performance during the year ending March 2007; this sector actually outperformed in the beginning of the period, but underperformed more recently. Of the smaller sub-sectors of REITs, the health care companies had a very good year, whereas the manufactured housing companies fared poorly.

During the year, the fund underperformed the Morgan Stanley REIT benchmark. Although it is a small sector, our positioning in health care detracted most from performance over the past 12 months. We were underweight the sector and did not have exposure to some of the stronger performers. Also affecting our performance were some of the non-REITs; St. Joe, the land company based in the panhandle of Florida, was our worst performer this year.

Our best sector for the year was the office sector, where security selection improved results. The best total return came from Equity Office, a company that was purchased in the first quarter of 2007. Other strong performers in the office sector were S. L. Green and a smaller company, Digital Realty.

Portfolio Activity

During the year, several of our holdings—Equity Office, Trizec and Pan Pacific Realty—were purchased for cash. We sold three other companies: Brandywine Realty, Healthcare Realty Trust and Republic Properties. In each case we were disappointed in the results; in the case of Healthcare Realty, we felt there were better opportunities among other health care-related REITs.

During the year, our purchases included three newly public companies, Douglas Emmett, Digital Realty and Kite Realty. Douglas Emmett is an office company based in Southern California; Digital provides technology-related real estate; Kite is a small cap company focused on retail development and ownership.

24

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

We also purchased Ventas and Health Care REIT to complement our health care exposure. And lastly, we initiated a position in Taubman to provide greater exposure in regional malls.

Outlook

Economic activity and job creation are important for the underlying fundamentals of all real estate. Throughout this real estate cycle, there has been relatively less new supply in the office markets, driving a positive leasing environment across that important sector. In the apartment business, economic activity and a cooling housing market made for strong fundamentals. However, the conversion of apartment units to condominiums is no longer taking place, creating a headwind for some of the apartment companies.

To date, the acquisition appetite remains healthy, particularly from private buyers, providing a bonus to real estate valuations. We will carefully watch the credit markets in the coming months. The concerns about risk in the single-family mortgage business could move beyond that business into other real estate-related businesses but have not done so thus far.

Joan Ellis, CFA

Managing Director and

Senior Portfolio Manager

25

EXCELSIOR FUNDS, INC. REAL ESTATE FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.52%
Net Expense Ratio	1.25%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
***	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

26

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Performance Summary

For the Excelsior Small Cap Fund, results for the fiscal year ended March 31, 2007, came in well ahead of the Russell 2000 Index.

The year can best be characterized as highly volatile, given the summer’s 10% correction and February 27, 2007 sell-off that seemed to hit most equity asset classes in the same way, with declines of 3%-4%. The Fund’s investment program, however, always centers on stock selection rather than market calls; as a result, we had a handful of significant contributors that overpowered a relatively few laggards.

The enduring run in the small-cap asset class is now in its ninth year of outperformance relative to large stocks, as identified by the S&P 500 Index. For those attempting to time a switch from “small” to “large” to achieve relative performance, it has been a tough call. Obviously, the longer the run lasts, the more likely it is to turn at some point, but our valuation work and studies of other small cap cycles continue to be inconclusive in divining a locus in this cycle. Meanwhile, the combined effects of excess liquidity, driven by hedge funds and private equity partnerships, and the powerful trends of mergers, acquisitions and management-led buyouts should contribute to the drive of small companies in 2007 or at a minimum put a floor under the asset class. For our part, we just do what we do and try to be astute about it. Compared with many of our peers, the Excelsior Small Cap Fund holds relatively few positions, at 38. If and when a turn occurs, larger portfolios will reflect merely a call on the assets class. Our limited, stock-focused, approach should clearly differentiate our effort, for better or worse.

This is an interesting time. In the corporate real estate market, we witnessed a battle between Blackstone Group and Vornado Properties to overpay for the REIT, Equity Office Properties. When the smoke cleared, the new owner had paid an historically low “cap” rate and an historically high dollar price—this after a six-year period of outperformance by the entire sector. Today’s valuations do not leave much room for the little calamities that visit from time to time—lenders tightening standards (post the sub-prime mortgage sector collapse), higher long-term interest rates as the yield curve returns to its normal shape, a tenant going broke, etc. Elsewhere a private equity firm, Fortress Group, had its initial public offering; on the basis of a price-to-earnings metric, breathless new investors priced it at twice the valuation of Goldman Sachs, an excellent company with a hundred-year history that does many of the same things Fortress does and many other things as well. Another interesting headline was seen in the Wall Street Journal on April 2, 2007: “Eager Investors Lift Margin Debt To New Heights”. We are not bearish, but we are alert to extremes in the system that could produce some unhappy results.

Performance Attribution

Viewing the account-specific analysis, we will first look at annual attribution. While most economic sectors within the portfolio were positive, our most significant overweighted commitments to the consumer discretionary, industrials, and information technology sectors collaborated to provide returns in excess of the index’s return. Our largest underweighted sectors were consumer staples, health care, finance, and materials. Between these major over/under weighted sectors, we deployed capital fairly efficiently in the fiscal year as the decision to overweight one sector at the expense of another was additive.

27

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Stock-by-stock contribution was diverse by sector or theme; however, technology had the most representatives with CommScope (coaxial cable), Varian Semiconductor (up 90% in the fiscal year), FLIR (infrared cameras), Manhattan Associates (warehouse/inventory management software), Forrester Research (independent market and technology application), and Innovative Solutions (flat panel avionics displays; up approximately 75% in the fiscal year). Other significant contributors rounding out the top ten were long-term holdings Sotheby’s (the auction house), Kansas City Southern Railway, Quanta Services (electric and cable transmission), and Philadelphia Consolidated Insurance (niche property and casualty insurance).

The specific detractors were difficult to pin down by sector. NYSE market maker firm LaBranche and CACI Corp were the most notable detractors. In technology, Keane (information technology), Cabot Microdevices (semiconductor polishing), and Power Integrated Devices (energy saving microchips) all had a negative impact on annual returns. Others included Simpson Manufacturing (building related), and Thor Industries (RVs).

Portfolio Activity

For the year, the Fund saw little major activity. We sold outright our long-term position in Park National Corp. While Park has produced outstanding operating results, it operates in no-to-declining growth markets in Ohio. The combination of low revenue growth and an inverted curve has made earnings growth a challenge. Also eliminated was another longtime holding, CACI Corp. This provider of information technology services, primarily to the U.S. government, has seen project funding dry up as the Iraq War has subsumed available resources. Earnings growth has gone from flat to down. Elsewhere, EGL Logistics is the object of a management/private equity buyout, and Keane is in the process of being acquired by Caritor.

Outlook

We have never been inclined to make directional market projections, but rather seek individual investments that we believe represent low risk and above-average potential reward—as identified by a set of financial statistics, strong beliefs, fundamental principles, and judgment. This approach has served our investors well. On that count, we seek to continue to find many new and exciting companies that should contribute to performance in the quarters and years ahead.

Douglas H. Pyle

Managing Director and

Senior Portfolio Manager

28

EXCELSIOR FUNDS, INC. SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.21%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

29

EXCELSIOR FUNDS, INC. VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding

30

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and

Senior Portfolio Manager

31

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.05%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

32

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Performance Summary

In the last fiscal year, emerging markets performed much better than might have been expected given the two crises that book-ended the year. The first crisis occurred in May/June 2006 and was sparked by fears stemming from excessive carry trade activity, falling commodity prices, and U.S. interest-rate concerns. The weakness at fiscal year end stemmed once again from carry trade fears, with concerns over the U.S. sub-prime mortgage market added to the mix.

In addition to these two broad-based periods of weakness, individual countries had to overcome walls of worry at different times. For instance, Latin American elections, especially in Brazil and Mexico, caused uncertainty, but the results ended up pleasing investors. Thailand implemented currency controls but negated that decision in a matter of days. And China’s stock market suffered from the Chinese government expressing concern over its growth rate (the Chinese economy continues to run hot, a constant risk factor). Finally, certain emerging markets proved susceptible to falling oil prices.

The ability to withstand these uncertainties could define 2006/2007 as the year emerging markets came of age. In times past, any one of these events could have curtailed sentiment for some time, but for the fiscal year ended March 31, 2007, the emerging markets were up over 20%.

Performance Attribution

The Excelsior Emerging Markets Fund was able to keep pace most of the year, even during the two weak periods discussed above. As we entered the final fiscal quarter, however, the situation began to change; the leaders of 2006 started to lag as smaller markets took over leadership from the large markets of Brazil, Russia, and China. Since the Fund was underweighted in smaller markets, and still favored China and Russia, the Fund struggled in the first calendar quarter of 2007, causing the Fund to underperform the benchmark for the fiscal year. However, we are confident in our country weightings, which favor the BRIC countries (Brazil, Russia, India, and China), in particular China, over the long term.

Portfolio Activity

In keeping with our low turnover, portfolio sales of positions in their entirety were limited in the fiscal year. KGHM, a leading copper producer in Poland; Polyus Gold, a Russian gold mining company; and Rostelecom, Russia’s long-distance provider were all sold. It is just by coincidence that all three were in Central Europe. KGHM and Polyus were sold in anticipation of commodity prices falling. Rostelecom was sold as its price target had been reached.

In Poland, PKO Bank, a large commercial bank was sold. In Brazil, the Fund sold Telemar Norte Leste (Telemar), a telecommunications company; Telemar attempted a restructuring that failed, and prospects in both its fixed and mobile businesses were not living up to our expectations.

The Fund established a new position in Gafisa, a Brazilian homebuilder. Falling inflation and interest rates are increasing the affordability and demand for homes in Brazil. Although there are quite a few Brazilian real estate plays at present, Gafisa is one of the most liquid, thanks to its ADR.

33

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Chunghwa Telecom, Taiwan’s leading telecommunications company was also added. Not only is the stock exposed to a sector we find very attractive, but it also sports a high yield.

Outlook

External drivers, such as exports, have been the driving forces behind emerging market returns, but this may be changing. New drivers are emerging that may propel solid returns in the years to come. We believe that these new drivers will be domestic in nature. Emerging market countries have generated strong export growth and attracted investment, both of which are funding sources that can facilitate domestic economic development. We believe these funds will find their way into demand for infrastructure, domestic consumption, and telecommunications. Also, financial firms (such as banks) should be able to prosper from demand for new products and the growth of financing opportunities.

There has been a wealth transfer from the developed to emerging world. Few emerging market economies are exhibiting strained financial conditions. A base has been created that could fuel future returns. In this new era of emerging markets, the BRIC countries will continue to play a significant role. Growth is strong, and investment is high in these large, growing countries. The Fund continues to seek out opportunities in these markets. In addition to the stalwart BRIC category, new and smaller markets may rise in stature. Countries such as Vietnam and many African nations, also called frontier markets, may boost the next phase of emerging markets performance.

In short, we believe emerging markets are well entrenched in a long-term bull market (though nothing is ever totally smooth in emerging markets and near term performance could be volatile) driven by a variety of countries, both large and small. To profit from these opportunities we will continue to employ a combination of top-down and bottom-up analysis in our process. Long term, this mixed approach has worked well, and we believe it will continue to do so going forward.

In closing, we believe emerging markets are here to stay and do warrant a long-term allocation in a wide variety of portfolios.

Donald Elefson, CFA

Managing Director and Portfolio Manager

34

EXCELSIOR FUNDS, INC. EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.92%
Net Expense Ratio	1.85%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.85%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

35

EXCELSIOR FUNDS, INC. INTERNATIONAL FUND

Performance Summary

International equity markets continued to strongly outperform the U.S. market for the year ending March 31, 2007. The performance differential was quite considerable, with the MSCI World ex-US Index producing a gain of over 20% compared to a gain of approximately 12% for the S&P 500 Index for the period. The strong positive comparison benefited from continuing U.S. dollar weakness versus most major currencies, with the exception of the Japanese yen.

The performance of the strongest and the weakest markets varied again to a considerable extent. Among the developed markets, Singapore returned approximately 45% for the year in U.S. dollar terms, followed by Spain (+38) and Australia (+35%). Singapore benefited from the strong economy and stock markets of China, whereas Spain strengthened based on takeover activity and Australia surprised with strong domestic economic growth. The weakest developed markets were Japan (+3.0%) and Canada (+12.1%). The Japanese stock market took a breather after superb performance in 2005, amid concerns about the underlying strength of the economic recovery. Emerging markets were somewhat neutral to developed returns last year as the MSCI EM Index performed in line with developed markets. The BRIC countries—Brazil, Russia, India and China—outperformed their brethren again, with a return of approximately 27%. Overall, the strongest performing major emerging market for the year was China (+47%), closely followed by Mexico (+40%) and Indonesia (+36%).

Performance Attribution

The Fund underperformed its benchmark for the year ending March 31, 2007. Stock selection produced an overall positive contribution to returns. Our overweight position in the telecommunications services sector was also helpful in this regard. Negative contributors to return were our overweight positions in information technology and health care, as well as our underweight position in utilities. Utilities, telecommunications services and consumer staples were the best performing sectors for the year. The weakest sectors were information technology and energy, with single digit returns, followed by health care. The Fund’s sector weightings stayed remarkably stable throughout the year. Health care, information technology, telecommunications services and consumer discretionary remains overweight, whereas our underweight sectors are financials, materials and utilities. Only the extent of the underweight and overweight percentages varied throughout the year. Individual stock performance contribution varied widely from quarter to quarter. Consistent with our investment philosophy, portfolio turnover was kept to a minimum.

Norwegian video conferencing solutions provider Tandberg ASA was the strongest performer in the fiscal year, returning over 100% during the period. Other strong contributors to performance included the German carbon and graphite materials producer SGL Carbon AG; Wm Morrison Supermarkets PLC; telecommunications company Telenor ASA; and Serco Group PLC, a commercial services company. Japanese stocks were some of the worst performers, including banking holding company, Mitsubishi UFJ Financial Group; Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; and electro-optics company Hoya Corporation. We continue to hold these positions as we have confidence in the recovery of the Japanese economy.

Portfolio Activity

In Asia, we sold Samsung Electronics, Hyundai Motor and Advanced Info Services.

36

EXCELSIOR FUNDS, INC.	INTERNATIONAL FUND

In Europe, we eliminated our positions in Depfa and Sanofi-Aventis due to concerns about the visibility of future growth. The German industrial conglomerate MAN was sold due to its involvement in a complicated and potentially disadvantageous M&A situation. We also sold Altana AG and British Sky Broadcasting Group plc. We felt that Altana had reached its full valuation potential subsequent to the disposal of its pharmaceuticals business. Concerns about the strategic direction of BSkyB caused us to sell our holdings in this company.

In Canada, we eliminated our holdings in Rona and Suncor for future earnings visibility reasons.

The Fund’s replacements for these holdings include the Canadian apparel manufacturer Gildan Activewear and Canadian National Railway. We established positions in the Australian-based specialty pharmaceutical company CSL and in Synthes, the Swiss medical products provider specializing in orthopedic trauma surgery.

Other purchases included Greek Postal Savings Bank and Reed Elsevier. Reed Elsevier is an international publishing group specializing in scientific, legal and business-to-business materials. Both companies feature strong earnings growth potential and reasonable valuations.

Outlook

We are continuing to maintain a very positive stance on international equities as an asset class. Our reasoning is based on key considerations in regard to earnings growth, comparative valuations, currency considerations and diversification benefits.

Europe continues to benefit from the EU expansion toward Central and Eastern Europe. Japan has seen positive GDP growth for the last five years now, and the foundations for the continuing recovery of the Japanese economy remain strong. Strong export performance to both the U.S. and China is expected to continue. Real estate prices in Tokyo are also confirming an overall sound recovery. Economic growth in most emerging markets continues to surprise on the upside, as well.

Most international markets currently trade at a 20-25% discount to the U.S. market as measured in terms of price to cash flow and price to book value relationships. We anticipate a continuation of the measured approach that most central banks have taken over the recent past and so expect few monetary policy surprises.

We anticipate a continued, if somewhat weaker, performance contribution from a weaker U.S dollar. Continued current account and federal budget deficits remain a concern to most market participants. The anticipated increase in short-term Eurozone interest rates will also negatively influence the relative interest rate relationship between the Dollar and the Euro, thus validating the recent strong performances of the Euro and the British Pound.

We are continuing to anticipate positive benefits from international diversification as the magnitude of anticipated returns should outpace opportunities in the U.S. The U.S. stock market accounts for about half of world market capitalization, which implies that the other half of investment opportunities lies elsewhere. Given our anticipated scenario above, this environment lends itself to enhanced returns from strong stock selection.

Reiner Triltsch, CFA

Managing Director Portfolio Manager and Head of International Equities

37

EXCELSIOR FUNDS, INC. INTERNATIONAL FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.58%
Net Expense Ratio	1.50%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International All Country World Index Free ex U.S. is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

38

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

Performance Summary

From a relative standpoint, the year was a difficult one for the Excelsior Pacific/Asia Fund, which trailed the MSCI AC Asia Pacific Index. Our overweight in Japanese small and mid-cap names was the main culprit. We continued fine-tuning the Fund’s exposure by country and sector, which resulted in higher than normal turnover for the most recent six months. The most significant change from a year ago was an in line weighting for Australia.

Currency had little effect on the fund’s performance over the past year. The Yen was essentially flat for the twelve months; however, we saw strength from the Australian dollar, up about 12%. Emerging markets currencies showed strength across the board, with the Thai Baht up about 16%, and the Malaysian Ringgit up about 6% as the outlook for that country remains firm for a number of reasons. The emerging opportunities in Malaysia and the Philippines look like they are the beginning of a new direction, both macro-economically and politically, for these two countries.

Performance Attribution

The top five contributors to performance in the past year were Indian telecom service provider Bharti Airtel Ltd; CSL Ltd., the Australian blood products company; Japanese-based interactive gaming company Nintendo; China Mobile; and Telekom Indonesia. For the fiscal year, the majority of the underperformance centered on our overweight in Japanese small and mid capitalization stocks. Poor performers included Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; Neomax, a seller of magnet, ceramic and ally products; and Gourmet Navigator, an internet search service provider for restaurants. The Fund’s holdings in Emerging Asia and the telecommunications services sector were the strongest performers from a relative standpoint.

Portfolio Activity

Over the course of the fiscal year, we decreased our Japanese exposure from over 60% to around 50%. We made some significant changes in the holdings, in many cases taking profits from successful investments made in the past. We brought our Australia weighting in line with the benchmark by adding two Australian banks, Commonwealth Bank and St. George’s Bank. We initiated exposure to Malaysia late last year and added further to it in the first quarter of 2007. We increased our Philippines weighting by adding two new holdings in the first quarter of 2007. We had already purchased Philippines telecom company, Global Telecom, in 2006. Other changes in the portfolio included decreasing the Fund’s weighting in technology and energy throughout the year and increasing our weighting in financial services.

Outlook

Throughout the last year the Asian markets, and Japan in particular, were quite volatile. We believe this volatility arose because investors were worried that U.S. housing demand is collapsing, that the U.S. economy is going into recession, and that this will be followed by a sharp slowdown in global growth. We would, however, encourage investors to look at the strong recent growth in the U.S. monetary base, which would certainly argue against excessive pessimism. Our views on the global economy may be of more interest, at least as viewed through the prism of our company universe—the 8,000 or so companies

39

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

listed in Japan and the rest of Asia. From what we see, there is little or no evidence of a slowdown. In fact, global economic growth appears to be accelerating. Results from the Japanese shipping companies tell us that, over the last few months, load factors have improved, and the steel companies talk of very tight markets and further price rises. Similarly, the evidence from the technology sector is encouraging. Monthly order figures from a range of companies indicate that the pace and timing of the recovery vary across industry sub-sectors; but almost without exception, these companies tell us that, over the last few months, inventories have declined and orders are recovering.

The Japanese economy is perceived as being particularly sensitive to changes in external demand. This perception goes a long way toward explaining the volatility of the last few weeks. However, there are several reasons to believe that Japan’s domestic economic growth will accelerate over the next year. In fact, GDP figures already show an improvement in consumption. The first reason for further optimism is the likelihood that earnings growth will pick up as some of the fruits of five years of strong corporate earnings growth, with, incidentally, a sixth to come, are finally being passed on to employees. The second reason for optimism relates to rising asset prices insomuch as these “increases in wealth” translate into higher consumption. In the richer areas of central Tokyo, where prices of residential real estate have nearly doubled over the last two years, there is already evidence of the impact of this “feel good” factor. We expect to see this expand outwards over the next year.

In China, we believe that the Shanghai and Shenzhen markets are due for a steep correction. Foreign investment managers own less that 1% of these markets, which are being driven by a speculative frenzy in China. The Chinese companies listed on the Hong Kong exchange as H shares have already corrected and their valuations are reasonable.

David J. Linehan, CFA

Managing Director and

Portfolio Manager

40

EXCELSIOR FUNDS, INC. PACIFIC/ASIA FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.62%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

41

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund

Shares		Value

COMMON STOCKS — 97.34%
	CONSUMER DISCRETIONARY — 10.30%
66,610	BorgWarner, Inc.	$5,023,726
36,000	Dillards, Inc., Class A	1,178,280
98,800	eBay(a)	3,275,220
1,155	Interpublic Group of Companies, Inc.(a)	14,218
157,000	John Wiley & Sons, Class A	5,928,320
119,870	Life Time Fitness, Inc.(a)	6,162,517
139,800	Sotheby’s Holdings, Inc., Class A	6,218,304
176,400	Target Corp.	10,453,464
116,800	Timberland Co., Class A(a)	3,040,304

		41,294,353

	CONSUMER STAPLES — 7.61%
88,200	Altria Group, Inc.	7,744,842
129,200	Anheuser Busch Cos., Inc.	6,519,432
51,200	Kellogg Co.	2,633,216
163,657	Senomyx, Inc.(a)	2,026,074
156,100	Wal-Mart Stores, Inc.	7,328,895
63,500	Wm. Wrigley Jr. Co.	3,234,055
19,974	Wm. Wrigley Jr. Co., Class B	1,014,679

		30,501,193

	ENERGY — 9.79%
104,063	Apache Corp.	7,357,254
37,100	Chevron Corp.	2,743,916
512,161	EL Paso Corp.	7,410,970
169,772	Exxon Mobil Corp.	12,809,297
13,200	Royal Dutch Shell plc ADR	875,160
105,500	Suncor Energy, Inc. ADR	8,054,925

		39,251,522

	FINANCIAL — 21.83%
278,467	Aegon N.V.	5,552,632
139,400	American Capital Strategies Ltd.	6,176,814
92,600	American Express Co.	5,222,640
56,591	American International Group, Inc.	3,804,047
18,520	Ameriprise Financial, Inc.	1,058,233
168,520	Bank of America Corp.	8,597,890
67	Berkshire Hathaway, Inc., Class A(a)	7,302,330
27,850	Goldman Sachs Group, Inc.	5,754,646
222,300	Leucadia National Corp.	6,540,066

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
49,088	Mellon Financial Corp.	$2,117,656
55,600	Merrill Lynch & Co., Inc.	4,540,852
85,000	NYSE Group, Inc.(a)	7,968,750
59,000	Progressive Corp.	1,287,380
97,500	RenaissanceRe Holdings Ltd.	4,888,650
213,100	State Street Corp.	13,798,225
73,800	Washington Mutual, Inc.	2,980,044

		87,590,855

	HEALTH CARE — 11.10%
180,800	Abbott Laboratories	10,088,640
22,100	Genzyme Corp. — General Division(a)	1,326,442
18,100	Hospira, Inc.(a)	740,290
178,744	Johnson & Johnson	10,771,113
101,100	Medtronic, Inc.	4,959,966
93,600	Novo-Nordisk A/S ADR	8,473,608
239,679	Pfizer, Inc.	6,054,292
9,000	Roche Holdings Ltd. ADR	792,513
51,100	Schering Plough Corp.	1,303,561

		44,510,425

	INDUSTRIALS — 12.02%
2,122,000	Bombardier, Inc., Class B(a)	8,566,514
115,600	Canadian National Railway Co.	5,102,584
52,100	Dover Corp.	2,543,001
82,600	Expeditors International of Washington, Inc.	3,413,032
387,069	General Electric Co.	13,686,759
91,749	Quanta Services, Inc.(a)	2,313,910
118,413	Rolls-Royce Group plc ADR	5,766,713
96,858	Simpson Manufacturing Co., Inc.	2,987,101
35,000	Tyco International Ltd.	1,104,250
78,500	Waste Management, Inc.	2,701,185

		48,185,049

	INFORMATION TECHNOLOGY — 10.23%
674,200	3com Corp.(a)	2,636,122
432,065	Cisco Systems, Inc.(a)	11,030,619
42,250	International Rectifier Corp.(a)	1,614,373
110,345	Microchip Technology, Inc.	3,920,558
316,700	Microsoft Corp.	8,826,429
183,500	National Instruments Corp.	4,813,205

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
141,200	NCR Corp.(a)	$6,745,124
50,000	Nvidia Corp.(a)	1,439,000

		41,025,430

	MATERIALS — 5.87%
119,300	Aracruz Cellulose S.A. ADR	6,259,671
136,000	Nucor Corp.	8,857,680
72,350	Vulcan Materials Co.	8,427,328

		23,544,679

	REAL ESTATE — 1.48%
113,400	St. Joe Co.	5,931,954

	UTILITIES — 7.11%
351,600	AES Corp.(a)	7,566,432
294,600	Sierra Pacific Resources(a)	5,120,148
247,000	TXU Corp.	15,832,700

		28,519,280

	Total COMMON STOCKS (Cost $208,186,325)	390,354,740

FOREIGN COMMON STOCKS — 2.34%
	BELGIUM — 0.77%
153,500	RHJ International(a)	3,075,454

	GERMANY — 1.32%
90,050	Bayerische Motoren Werke AG	5,319,042

	SINGAPORE — 0.25%
232,500	Singapore Exchange Ltd.	999,971

	TOTAL FOREIGN COMMON STOCKS (Cost $8,084,275)	9,394,467

Principal Amount		Value

REPURCHASE AGREEMENT — 0.29%
$1,150,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $1,150,485 (collateralized by U.S. Government Obligation, par value $913,000, 7.13%, 01/15/30; total market value $1,163,553)	$1,150,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,150,000)	1,150,000

TOTAL INVESTMENTS (Cost $217,420,600)	99.97%	$400,899,207
OTHER ASSETS IN EXCESS OF LIABILITIES	0.03	123,598

NET ASSETS	100.00%	$401,022,805

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $9,394,467 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Blended Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.85%	$91,666,280
Industrials	12.02	48,185,049
Consumer Discretionary	11.62	46,613,395
Health Care	11.10	44,510,425
Information Technology	10.23	41,025,430
Energy	9.79	39,251,522
Consumer Staples	7.61	30,501,193
Utilities	7.11	28,519,280
Materials	5.87	23,544,679
Real Estate	1.48	5,931,954
Repurchase Agreement	0.29	1,150,000

Total Investment	99.97%	$400,899,207
Other Assets in Excess of Liabilities	0.03	123,598

Net Assets	100.00%	$401,022,805

See Notes to Financial Statements.

44

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Energy and Natural Resources Fund

Shares		Value

COMMON STOCKS — 96.47%
	ENERGY— 67.26%
125,000	Allis-Chalmers Energy, Inc.(a)	$1,968,750
225,000	Arena Resources, Inc.(a)	11,277,000
200,000	Atwood Oceanics, Inc.(a)	11,738,000
162,740	BP plc ADR	10,537,415
225,000	Chevron Corp.	16,641,000
150,000	ConocoPhillips	10,252,500
206,388	Devon Energy Corp.	14,286,177
200,000	Endeavor International Corp.(a)	410,000
350,000	Energy Conversion Devices, Inc.(a)	12,229,000
225,000	Exxon Mobil Corp.	16,976,250
1,830,163	Gasco Energy, Inc.(a)	4,465,598
110,000	GlobalSantaFe Corp.	6,784,800
300,000	Grant Prideco, Inc.(a)	14,952,000
100,000	Hercules Offshore, Inc.(a)	2,626,000
3,650,000	Kodiak Oil & Gas Corp. ADR(a)	19,053,000
134,600	Nabors Industries Ltd.(a)	3,993,582
150,000	National-Oilwell, Inc.(a)	11,668,500
206,600	Newfield Exploration Co.(a)	8,617,286
300,000	Nova Biosource Fuels, Inc.(a)	825,000
450,000	Parallel Petroleum Corp.(a)	10,327,500
633,700	Petroquest Energy, Inc.(a)	7,407,953
225,000	Quicksilver Resources, Inc.(a)	8,948,250
297,000	Range Resources Corp.	9,919,800
231,000	Schlumberger Ltd.	15,962,100
252,600	Southwestern Energy Co.(a)	10,351,548
112,800	Suncor Energy, Inc. ADR	8,612,280
250,000	Sunoco, Inc.	17,610,000
175,000	Teton Energy Corp.(a)	847,000
562,400	TETRA Technologies, Inc.(a)	13,896,904
100,000	Transocean Sedco Forex, Inc.(a)	8,170,000
113,400	Ultra Petroleum Corp.(a)	6,024,942
300,000	Valero Energy	19,347,000
394,500	Willbros Group, Inc.(a)	8,892,030
166,666	XTO Energy, Inc.	9,134,963

		334,754,128

	INDUSTRIALS — 9.18%
150,000	Deere & Co.	16,296,000
440,000	DryShips, Inc.	9,913,200

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
350,000	General Electric Co.	$12,376,000
453,550	Omega Navigation Enterprises, Inc., Class A ADR	7,088,987

		45,674,187

	MATERIALS — 17.52%
200,000	Alcan, Inc.	10,440,000
147,500	Aracruz Cellulose S.A. ADR	7,739,325
11,400	Arizona Star Resource Corp.(a)	135,660
680,000	Claymont Steel Holdings, Inc.(a)	13,552,400
350,000	Companhia Vale do Rio Doce ADR	12,946,500
211,496	Freeport-McMoRan Copper & Gold, Inc. ADR	13,998,920
700,000	HudBay Minerals, Inc. ADR(a)	12,336,100
56,500	Ivanhoe Mines Ltd.(a)	648,620
700,000	Kinross Gold Corp.(a)	9,653,000
400,000	Yamana Gold, Inc.	5,744,000

		87,194,525

	UTILITIES — 2.51%
200,000	Consolidated Water Co. Ltd.	4,742,000
272,000	Williams Cos., Inc.	7,741,120

		12,483,120

	TOTAL COMMON STOCKS (Cost $428,360,162)	480,105,960

Contracts
PUT OPTION PURCHASED — 0.24%
13,400	Energy Select Sector Spider Fund Expires 06/16/07 strike price 56	1,206,000

	TOTAL PUT OPTION PURCHASED (Cost $1,131,362)	1,206,000

See Notes to Financial Statements.

45

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Energy and Natural Resources Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 4.70%
$23,402,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $23,411,868 (collateralized by U.S. Government Obligations, ranging in par value $3,194,000-$10,405,000, 3.30%-5.25%, 02/13/08-01/27/20; total market value $23,632,144)	$23,402,000

	TOTAL REPURCHASE AGREEMENT (Cost $23,402,000)	23,402,000

TOTAL INVESTMENTS (Cost $452,893,524)	101.41%	$504,713,960
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.41)	(7,038,079)

NET ASSETS	100.00%	$497,675,881

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Energy	67.26%	$334,754,128
Materials	17.52	87,194,525
Industrials	9.18	45,674,187
Repurchase Agreement	4.70	23,402,000
Utilities	2.51	12,483,120
Put Options Purchased	0.24	1,206,000

Total Investment	101.41%	$504,713,960
Liabilities in Excess of Other Assets	(1.41)	(7,038,079)

Net Assets	100.00%	$497,675,881

See Notes to Financial Statements.

46

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund

Shares		Value

COMMON STOCKS — 91.59%
	CONSUMER DISCRETIONARY — 9.21%
110,000	CBS Corp., Class B	$3,364,900
100,000	Circuit City Stores, Inc.	1,853,000
90,000	Home Depot, Inc.	3,306,600
8,000	Idearc, Inc.	280,800
140,000	Leggett & Platt, Inc.	3,173,800
225,000	Newell Rubbermaid, Inc.	6,995,250
135,000	Time Warner, Inc.	2,662,200
5,000	Time Warner Cable, Inc., Class A(a)	187,350

		21,823,900

	CONSUMER STAPLES — 5.53%
78,000	Altria Group, Inc.	6,849,180
160,000	SUPERVALU, Inc.	6,251,200

		13,100,380

	ENERGY — 9.69%
70,000	BP plc ADR	4,532,500
112,000	Chevron Corp.	8,283,520
195,000	Halliburton Co.	6,189,300
135,000	Penn West Energy Trust	3,966,300

		22,971,620

	FINANCIAL — 18.96%
300,000	Arthur J. Gallagher & Co.	8,499,000
113,000	Citigroup, Inc.	5,801,420
105,000	Freddie Mac	6,246,450
185,000	Mellon Financial Corp.	7,980,900
80,000	Morgan Stanley	6,300,800
95,000	RenaissanceRe Holdings Ltd.	4,763,300
153,000	U.S. BanCorp.	5,350,410

		44,942,280

	HEALTH CARE — 6.59%
75,000	Medtronic, Inc.	3,679,500
105,000	Novartis AG ADR	5,736,150
80,000	Pharmaceutical Holders Trust Index Fund	6,213,600

		15,629,250

	INDUSTRIALS — 10.73%
160,000	Dover Corp.	7,809,600
195,000	General Electric Co.	6,895,200
170,000	Honeywell International, Inc.	7,830,200
60,000	Hubbell, Inc., Class B	2,894,400

		25,429,400

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 12.33%
225,000	Electronic Data Systems Corp.	$6,228,000
145,000	Linear Technology Corp.	4,580,550
210,000	Microsoft Corp.	5,852,700
290,000	Nokia Oyj ADR	6,646,800
230,000	Xilinx, Inc.	5,917,900

		29,225,950

	MATERIALS — 13.54%
284,310	Domtar Corp.(a)	2,646,926
67,000	Eastman Chemical Co.	4,243,110
235,000	Packaging Corp. of America	5,734,000
56,047	Pope Resources Ltd.	2,248,606
32,000	Rayonier, Inc.	1,376,000
395,000	RPM, Inc.	9,124,500
90,000	Weyerhaeuser Co.	6,726,600

		32,099,742

	TELECOMMUNICATION SERVICES — 5.01%
147,000	AT&T, Inc.	5,796,210
160,000	Verizon Communications, Inc.	6,067,200

		11,863,410

	TOTAL COMMON STOCKS (Cost $178,895,931)	217,085,932

FOREIGN COMMON STOCKS — 3.39%
	UNITED KINGDOM — 3.39%
466,720	Pearson plc	8,028,863

	TOTAL FOREIGN COMMON STOCKS (Cost $5,553,970)	8,028,863

CONVERTIBLE PREFERRED STOCKS — 2.69%
	CONSUMER DISCRETIONARY — 2.42%
76,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,717,760
133,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	3,019,100

		5,736,860

	ENERGY — 0.27%
16,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	640,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,311,099)	6,376,860

See Notes to Financial Statements.

47

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

Contracts		Value

CALL OPTIONS PURCHASED — 1.42%
500	Circuit City Stores, Inc. Expires 01/17/09 strike price 17.50	$210,000
915	Circuit City Stores, Inc. Expires 01/17/09 strike price 20	274,500
1,100	Home Depot, Inc. Expires 01/18/08 strike price 35	473,000
200	Home Depot, Inc. Expires 01/17/09 strike price 30	182,000
2,300	Time Warner, Inc. Expires 01/18/08 strike price 15(b)	1,311,000
300	Time Warner, Inc. Expires 01/17/09 strike price 15	177,000
500	Xilinx, Inc. Expires 01/18/08 strike price 20	340,000
500	Xilinx, Inc. Expires 01/17/09 strike price 20	395,000

	TOTAL CALL OPTIONS PURCHASED (Cost $3,717,864)	3,362,500

Principal Amount
REPURCHASE AGREEMENT — 0.53%
$1,248,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,248,526 (collateralized by U.S. Government Obligation, par value $1,270,000, 4.88%, 01/27/20; total market value $1,258,834)	1,248,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,248,000)	$1,248,000

TOTAL INVESTMENTS (Cost $194,726,864)	99.62%	$236,102,155
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38	901,563

NET ASSETS	100.00%	$237,003,718

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public limited company

When-issued—Security that is conditionally traded on an exchange prior to the date the security in issued.

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $8,028,863 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

48

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.96%	$44,942,280
Consumer Discretionary	15.02	35,589,623
Materials	13.54	32,099,742
Information Technology	12.33	29,225,950
Industrials	10.73	25,429,400
Energy	9.96	23,611,620
Health Care	6.59	15,629,250
Consumer Staples	5.53	13,100,380
Telecommunication	5.01	11,863,410
Call Options Purchased	1.42	3,362,500
Repurchase Agreement	0.53	1,248,000

Total Investment	99.62%	$236,102,155
Other Assets in Excess of Liabilities	0.38	901,563

Net Assets	100.00%	$237,003,718

See Notes to Financial Statements.

49

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 90.31%
	CONSUMER DISCRETIONARY — 11.74%
105,750	BorgWarner, Inc.	$7,975,665
148,100	Dillards, Inc., Class A	4,847,313
155,000	John Wiley & Sons, Class A	5,852,800
148,450	Life Time Fitness, Inc.(a)	7,631,815
203,200	Sotheby’s Holdings, Inc., Class A	9,038,336
167,000	Timberland Co., Class A(a)	4,347,010

		39,692,939

	CONSUMER STAPLES — 4.42%
144,600	Anheuser Busch Cos., Inc.	7,296,516
220,000	Senomyx, Inc.(a)	2,723,600
96,600	Wm. Wrigley Jr. Co.	4,919,838

		14,939,954

	ENERGY — 8.52%
98,000	Apache Corp.	6,928,600
571,000	EL Paso Corp.	8,262,370
87,500	Exxon Mobil Corp.	6,601,875
91,550	Suncor Energy, Inc. ADR	6,989,843

		28,782,688

	FINANCIAL — 16.24%
386,100	Aegon N.V.	7,698,834
155,000	American Capital Strategies Ltd.	6,868,050
79	Berkshire Hathaway, Inc., Class A(a)	8,610,210
41,500	Lehman Brothers Holding, Inc.	2,907,905
269,000	Leucadia National Corp.	7,913,980
106,000	NYSE Group, Inc.(a)	9,937,499
206,000	Progressive Corp.	4,494,920
128,000	RenaissanceRe Holdings Ltd.	6,417,920

		54,849,318

	HEALTH CARE — 8.42%
97,100	Johnson & Johnson	5,851,246
105,000	Medtronic, Inc.	5,151,300
105,100	Novo-Nordisk A/S ADR	9,514,703
90,150	Roche Holdings Ltd. ADR	7,938,339

		28,455,588

	INDUSTRIALS — 15.95%
2,833,000	Bombardier, Inc., Class B(a)	11,436,820
127,700	Canadian National Railway Co.	5,636,678
150,200	Expeditors International of Washington, Inc.	6,206,264

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
160,100	General Electric Co.	$5,661,136
426,200	Quanta Services, Inc.(a)	10,748,764
181,700	Rolls-Royce Group plc ADR	8,848,790
173,700	Simpson Manufacturing Co., Inc.	5,356,908

		53,895,360

	INFORMATION TECHNOLOGY — 5.82%
1,430,000	3com Corp.(a)	5,591,300
86,400	International Rectifier Corp.(a)	3,301,344
152,400	Microchip Technology, Inc.	5,414,772
205,000	National Instruments Corp.	5,377,150

		19,684,566

	MATERIALS — 11.45%
120,250	Aracruz Cellulose S.A. ADR	6,309,518
20,500	IPSCO, Inc.	2,693,700
184,300	Monsanto Co.	10,129,128
127,900	Nucor Corp.	8,330,127
96,400	Vulcan Materials Co.	11,228,672

		38,691,145

	REAL ESTATE — 1.56%
101,100	St. Joe Co.	5,288,541

	UTILITIES — 6.19%
430,600	AES Corp.(a)	9,266,512
239,000	Centerpoint Energy, Inc.	4,287,660
424,100	Sierra Pacific Resources(a)	7,370,858

		20,925,030

	TOTAL COMMON STOCKS (Cost $251,082,492)	305,205,129

FOREIGN COMMON STOCKS — 5.90%
	BELGIUM — 1.77%
299,000	RHJ International(a)	5,990,623

	GERMANY — 1.66%
95,200	Bayerische Motoren Werke AG	5,623,241

	SINGAPORE — 2.47%
1,600,000	Olam International Ltd.	3,213,760
1,190,385	Singapore Exchange Ltd.	5,119,786

		8,333,546

	TOTAL FOREIGN COMMON STOCKS (Cost $18,425,117)	19,947,410

See Notes to Financial Statements.

50

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 3.87%
$13,082,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $13,087,516 (collateralized by U.S. Government Obligations, ranging in par value $4,185,000-$4,500,000, 4.60%-5.46%, 04/11/08-03/08/13; total market value $13,232,533)	$13,082,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,082,000)	13,082,000

TOTAL INVESTMENTS (Cost $282,589,609)	100.08%	$338,234,539
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(254,789)

NET ASSETS	100.00%	$337,979,750

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $19,947,410 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

See Notes to Financial Statements.

51

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	19.53%	$65,959,727
Industrials	15.95	53,895,360
Consumer Discretionary	13.40	45,316,180
Materials	11.45	38,691,145
Energy	8.52	28,782,688
Health Care	8.42	28,455,588
Utilities	6.19	20,925,030
Information Technology	5.82	19,684,566
Consumer Staples	5.37	18,153,714
Repurchase Agreements	3.87	13,082,000
Real estate	1.56	5,288,541

Total Investment	100.08%	$338,234,539
Other Assets in Excess of Liabilities	(0.08)	(254,789)

Net Assets	100.00%	$337,979,750

See Notes to Financial Statements.

52

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of
	Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

53

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

54

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

55

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements.

56

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Real Estate Fund

Shares		Value

COMMON STOCKS — 98.84%
	CONSUMER DISCRETIONARY — 1.92%
45,000	Starwood Hotels & Resorts Worldwide, Inc.	$2,918,250

	FINANCIAL — 3.08%
100,000	iStar Financial, Inc.	4,683,000

	INDUSTRIALS — 1.68%
50,700	Alexander & Baldwin, Inc.	2,557,308

	REAL ESTATE — 91.77%
80,000	AMB Property Corp.	4,703,200
39,500	Apartment Investment & Management Co., Class A	2,278,755
90,000	Archstone-Smith Trust	4,885,200
37,784	AvalonBay Communities, Inc.	4,911,920
80,000	BioMed Realty Trust, Inc.	2,104,000
55,000	Boston Properties, Inc.	6,457,000
38,300	Camden Property Trust	2,692,873
55,100	Cedar Shopping Centers, Inc.	892,620
110,000	Cousins Properties, Inc.	3,614,600
80,000	Digital Reality Trust, Inc.	3,192,000
100,000	Douglas Emmett, Inc.	2,553,000
105,000	Duke Realty Corp.	4,564,350
120,000	Equity Inns, Inc.	1,965,600
111,820	Equity Residential	5,393,079
60,000	Federal Realty Investment Trust	5,437,200
69,600	Forest City Enterprises, Inc., Class A	4,606,128
80,000	Health Care REIT, Inc.	3,512,000
30,000	Highland Hospitality Corp.	534,000
45,300	Home Properties of New York, Inc.	2,392,293
148,910	Host Marriott Corp.	3,917,822
113,032	Kimco Realty Corp.	5,509,180
160,000	Kite Realty Group Trust	3,192,000
100,000	Liberty Property Trust	4,872,000
40,700	Macerich Co.	3,759,052
55,000	Maguire Properties, Inc.	1,955,800
103,124	Prologis	6,695,841
50,100	Public Storage, Inc.	4,742,967
160,000	Senior Housing Properties Trust	3,824,000
63,000	Simon Property Group, Inc.	7,008,750
25,600	SL Green Realty Corp.	3,511,808
57,300	St. Joe Co.	2,997,363

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
70,000	Taubman Centers, Inc.	$4,059,300
140,300	U-Store-It Trust	2,822,836
75,000	Ventas, Inc.	3,159,750
55,000	Vornado Realty Trust	6,563,700
89,175	Weingarten Realty Investors	4,241,163

		139,523,150

	TELECOMMUNICATION SERVICES — 0.39%
18,300	Crown Castle International Corp.(a)	587,979

	TOTAL COMMON STOCKS (Cost $97,709,064)	150,269,687

Principal Amount
REPURCHASE AGREEMENT — 1.24%
$1,882,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,882,794 (collateralized by U.S. Government Obligation, par value $1,840,000, 5.65%, 10/24/13; total market value $1,927,049)	1,882,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,882,000)	$1,882,000

TOTAL INVESTMENTS (Cost $99,591,064)	100.08%	$152,151,687
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(125,711)

NET ASSETS	100.00%	$152,025,976

(a)	Non-income producing security

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

57

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Real Estate Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Real Estate	91.77%	$139,523,150
Financial	3.08	4,683,000
Consumer Discretionary	1.92	2,918,250
Industrials	1.68	2,557,308
Repurchase Agreement	1.24	1,882,000
Telecommunication Services	0.39	587,979

Total Investment	100.08%	$152,151,687
Liabilities in Excess of Other Assets	(0.08)	(125,711)

Net Assets	100.00%	$152,025,976

See Notes to Financial Statements.

58

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.79%
	CONSUMER DISCRETIONARY —18.92%
860,000	Cabelas, Inc.(a)	$21,336,600
220,000	Columbia Sportswear Co.	13,708,200
500,000	Leapfrog Enterprises, Inc.(a)	5,350,000
1,200,000	Nautilus, Inc.	18,516,000
600,000	Oakley, Inc.	12,084,000
540,000	Sotheby’s Holdings, Inc., Class A	24,019,200
700,000	Talbots, Inc.	16,534,000
380,000	Thor Industries, Inc.	14,968,200
200,000	Urban Outfitters, Inc.(a)	5,302,000

		131,818,200

	CONSUMER SERVICES — 2.04%
340,000	P.F. Chang’s China Bistro, Inc.(a)	14,239,200

	ENERGY — 4.52%
540,000	Helix Energy Solutions Group, Inc.(a)	20,136,600
460,000	TETRA Technologies, Inc.(a)	11,366,600

		31,503,200

	FINANCIAL — 12.11%
380,000	GFI Group, Inc.(a)	25,828,600
200,000	Greenhill & Co., Inc.	12,278,000
360,000	Jefferies Group, Inc.	10,422,000
540,000	Nara Bancorp, Inc.	9,455,400
600,000	Philadelphia Consolidated Holdings Corp.(a)	26,394,000

		84,378,000

	HEALTH CARE — 6.29%
460,000	Arrow International, Inc.	14,793,600
520,000	Kensey Nash Corp.(a)	15,860,000
300,000	Molina Healthcare, Inc.(a)	9,177,000
1,000,000	Orthovita, Inc.(a)	2,920,000
40,000	Pharmanet Development Group, Inc.(a)	1,040,000

		43,790,600

	INDUSTRIALS — 29.75%
660,000	FLIR Systems, Inc.(a)	23,542,200
740,000	FTI Consulting, Inc.(a)	24,856,600

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
700,000	Hewitt Associates, Inc., Class A(a)	$20,461,000
930,000	Innovative Solutions & Support, Inc.(a)	23,547,600
660,000	Kansas City Southern(a)	23,482,800
1,200,000	MPS Group, Inc.(a)	16,980,000
1,000,000	Quanta Services, Inc.(a)	25,220,000
520,000	Shaw Group, Inc.(a)	16,260,400
600,000	Simpson Manufacturing Co., Inc.	18,504,000
260,000	Triumph Group, Inc.	14,388,400

		207,243,000

	INFORMATION TECHNOLOGY — 19.69%
500,000	CommScope, Inc.(a)	21,450,000
660,000	Forrester Research, Inc.(a)	18,717,600
1,100,000	Kulicke & Soffa Industries, Inc.(a)	10,175,000
880,000	Manhattan Associates, Inc.(a)	24,138,400
700,000	Plantronics, Inc.	16,534,000
400,000	Power Integrations(a)	9,060,000
600,000	Technitrol, Inc.	15,714,000
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	21,352,000

		137,141,000

	MATERIALS — 1.92%
400,000	Cabot Microelectronics Corp.(a)	13,404,000

	TELECOMMUNICATION SERVICES — 2.13%
1,400,000	Andrew Corp.(a)	14,826,000

	UTILITIES — 1.42%
440,000	Aqua America, Inc.	9,878,000

	TOTAL COMMON STOCKS (Cost $479,327,610)	688,221,200

See Notes to Financial Statements.

59

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.53%
$10,628,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $10,632,482 (collateralized by U.S. Government Obligation, par value $10,507,000, 6.13%, 12/01/17; total market value $10,840,729)	$10,628,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,628,000)	10,628,000

TOTAL INVESTMENTS (Cost $489,955,610)	100.32%	$698,849,200
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.32)	(2,256,893)

NET ASSETS	100.00%	$696,592,307

(a)	Non-income producing security

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	29.75%	$207,243,000
Information Technology	19.69	137,141,000
Consumer Discretionary	18.92	131,818,200
Financial	12.11	84,378,000
Health Care	6.29	43,790,600
Energy	4.52	31,503,200
Telecommunication Services	2.13	14,826,000
Consumer Services	2.04	14,239,200
Materials	1.92	13,404,000
Repurchase Agreement	1.53	10,628,000
Utilities	1.42	9,878,000

Total Investment	100.32%	$698,849,200
Liabilities in Excess of Other Assets	(0.32)	(2,256,893)

Net Assets	100.00%	$696,592,307

See Notes to Financial Statements.

60

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co.(a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000
1,700,000	Union Pacific Corp.	172,635,000

See Notes to Financial Statements.

61

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
4,250,000	United Rentals, Inc.(a)	$116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000
900,000	Ventas, Inc.	37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	$262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000

	MATERIALS — 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

62

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the Fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the Fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 105	(1,520,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

63

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

64

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 90.40%
	ARGENTINA — 1.75%
931,800	Telecom Argentina S.A. ADR(a)	$19,884,612

	BRAZIL — 7.35%
841,674	Arcelor Brazil S.A.	19,700,232
431,400	Companhia Vale do Rio Doce S.A.	15,983,985
516,832	Diagnosticos da America S.A.(a)	11,419,344
210,000	Gafisa S.A. ADR(a)	5,355,000
398,800	Gol Linhas Aereas Inteligentes S.A. ADR	12,135,484
215,400	Uniao de Bancos Brasileiros S.A.	18,838,884

		83,432,929

	CHILE — 0.86%
195,000	Banco Santander Chile S.A. ADR	9,724,650

	CHINA — 13.94%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)	23,836,803
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	19,132,698
42,614,000	China Construction Bank, Class H (Hong Kong)	24,240,683
620,797	China Mobile Ltd. ADR (Hong Kong)	27,842,744
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	17,695,045
17,823,252	Far East Consortium International Ltd. (Hong Kong)	7,488,513
2,647,000	Industrial & Commercial Bank of China (Hong Kong)(a)	1,471,330
15,539,400	People’s Food Holdings Ltd.	15,331,163
131,700	PetroChina Co. Ltd. ADR	15,420,753
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	5,691,008

		158,150,740

	COLUMBIA — 0.96%
392,800	Bancolombia S.A. ADR	10,876,632

	INDIA — 4.47%
339,350	ICICI Bank Ltd. ADR	12,471,113
240,400	India Fund, Inc.(b)	9,168,856

Shares		Value

COMMON STOCKS — (continued)
	INDIA — (continued)
222,900	State Bank of India GDR(c)(d)	$14,000,128
655,700	Suzlon Energy Ltd.	15,026,990

		50,667,087

	INDONESIA — 3.51%
28,198,700	PT Indocement Tunggal Prakarsa Tbk	15,712,804
22,402,700	PT Telekomunikasi Indonesia Tbk	24,119,251

		39,832,055

	MALAYSIA — 4.51%
1,882,600	Genting Berhad	21,644,856
6,454,950	Public Bank Berhad	16,796,781
4,404,300	Telekom Malaysia Berhad	12,743,885

		51,185,522

	MEXICO — 10.68%
428,100	America Movil S.A. de C.V., Series L ADR	20,458,899
405,244	Cemex S.A.B de C.V. ADR	13,271,741
262,600	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	11,291,800
801,355	Grupo Elektra S.A.	12,453,662
2,124,100	Grupo Televisa S.A.	12,651,633
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	12,136,892
5,959,029	Urbi Desarrollos Urbanos S.A. de C.V.(a)	24,650,417
3,330,082	Wal-Mart de Mexico S.A. de C.V.	14,221,989

		121,137,033

	RUSSIA — 8.25%
210,200	Lukoil Co. ADR	18,161,280
103,200	MMC Norilsk Nickel ADR	19,143,600
368,100	Mobile TeleSystems ADR	20,598,876
421,350	OAO Gazprom ADR	17,645,323
464,000	RBC Information Systems ADR(a)	18,096,000

		93,645,079

	SOUTH AFRICA — 6.97%
2,911,042	African Bank Investments Ltd.	12,159,057
704,600	Gold Fields Ltd. ADR	13,021,008

See Notes to Financial Statements.

65

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — (continued)
1,522,224	MTN Group Ltd.	$20,644,880
405,500	Sasol Ltd.	13,548,385
861,916	Telekom South Africa Ltd.	19,703,763

		79,077,093

	SOUTH KOREA — 13.39%
337,802	Hana Financial Group, Inc.	17,448,510
650,638	KT Corp. ADR	14,567,785
421,680	LG Cable Ltd.	18,391,544
120,562	LG Home Shopping, Inc.	8,748,113
13,000	Lotte Chilsung Beverage Co. Ltd.	16,574,190
135,810	NCSoft Corp.(a)	8,922,644
101,567	Pacific Corp.	14,917,642
63,570	Samsung Electronic Co. Ltd.	37,914,018
614,685	SK Telecom Co. Ltd. ADR	14,395,923

		151,880,369

	TAIWAN — 7.19%
817,900	Chunghwa Telecom Co. Ltd. ADR	16,292,568
3,114,471	Hon Hai Precision, Inc.	20,814,502
6,673,453	President Chain Store Corp.	16,314,127
11,780,387	Synnex Technology International Corp.	14,581,583
233,704	Taiwan Semiconductor Manufacturing Co. Ltd.	475,681
1,212,264	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,031,838

		81,510,299

	THAILAND — 0.99%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	11,246,697

	TURKEY — 2.13%
872,210	Akbank T.A.S. ADR(c)(d)	11,692,325
1,112,582	Arcelik A.S.	7,500,339
1,016,704	Turkiye Vakiflar Bankasi T.A.O.(a)	2,282,098
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D	2,655,359

		24,130,121

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.45%
428,800	Anglo American plc (South Africa shares)	$22,641,042
712,500	Kazakhmys plc	16,481,436

		39,122,478

	TOTAL COMMON STOCKS (Cost $658,437,278)	1,025,503,396

PREFERRED STOCKS — 5.39%
	BRAZIL — 4.54%
769,836	Banco Bradesco S.A.	15,701,021
315,754,000	Companhia Energetica de Minas Gerais	15,486,405
906,800	Petroleo Brasileiro S.A.	20,317,463

		51,504,889

	SOUTH KOREA — 0.85%
246,300	Hyundai Motor Co. Ltd.	9,641,771

	TOTAL PREFERRED STOCKS (Cost $28,204,675)	61,146,660

Principal Amount
REPURCHASE AGREEMENT — 4.10%
$46,464,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $46,483,592 (collateralized by U.S. Government Obligations, ranging in par value $1,400,000-$8,000,000, 2.35%-5.81%, 07/09/07-02/22/16; total market value $47,043,406)	46,464,000

	TOTAL REPURCHASE AGREEMENT (Cost $46,464,000)	$46,464,000

TOTAL INVESTMENTS (Cost $733,105,953)	99.89%	$1,133,114,056
OTHER ASSETS IN EXCESS OF LIABILITIES	0.11	1,299,423

NET ASSETS	100.00%	$1,134,413,479

See Notes to Financial Statements.

66

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

(a)	Non-income producing security
(b)	Closed-end Management Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,692,453 or 2.26% of net assets.
(d)	Represents an illiquid security as of March 31, 2007.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $681,294,860 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Telecommunication Services	20.68%	$234,636,776
Financial	17.78	201,683,886
Industrials	12.18	138,241,847
Materials	10.42	118,188,134
Energy	10.20	115,656,321
Consumer Discretionary	8.94	101,367,158
Information Technology	7.96	90,332,041
Consumer Staples	5.81	65,955,693
Repurchase Agreement	4.10	46,464,000
Health Care	1.01	11,419,344
Investment Companies	0.81	9,168,856

Total Investment	99.89%	$1,133,114,056
Other Assets in Excess of Liabilities	0.11	1,299,423

Net Assets	100.00%	$1,134,413,479

See Notes to Financial Statements.

67

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund

Shares		Value

COMMON STOCKS — 96.80%
	AUSTRALIA — 3.39%
180,100	CSL Ltd.	$11,970,062
151,213	Rio Tinto Ltd.	9,621,493

		21,591,555

	BELGIUM — 1.45%
51,600	Umicore	9,209,370

	CANADA — 2.76%
173,000	Canadian National Railway Co.	7,632,265
168,600	Gildan Activewear, Inc.(a)	9,933,114

		17,565,379

	CHINA — 2.28%
59,400	PetroChina Co. Ltd. ADR	6,955,146
653,000	Sun Hung Kai Properties Ltd. (Hong Kong)	7,547,181

		14,502,327

	FINLAND — 2.60%
259,400	Fortum Oyj	7,553,772
391,100	Nokia Oyj	9,010,767

		16,564,539

	FRANCE — 6.87%
218,728	AXA S.A.	9,300,999
69,950	BNP Paribas S.A.	7,315,627
125,056	Carrefour S.A.	9,165,254
45,234	Compagnie Generale de Geophysique S.A. (CGG)(a)	9,520,020
120,756	Total S.A.	8,435,187

		43,737,087

	GERMANY — 6.09%
164,100	Adidas-Salomon AG	8,938,409
140,200	Bayerische Motoren Werke AG	8,281,285
160,300	Rhoen-Klinikum AG	9,620,800
362,300	SGL Carbon AG(a)	11,937,113

		38,777,607

	GREECE — 1.35%
342,400	Greek Postal Savings Bank(a)	8,628,459

	INDONESIA — 1.42%
8,413,600	PT Telekomunikasi Indonesia Tbk	9,058,271

Shares		Value

COMMON STOCKS — (continued)
	IRELAND — 1.49%
443,137	Bank of Ireland	$9,505,023

	ITALY — 2.31%
231,590	ENI S.p.A.	7,535,552
280,336	Permasteelisa S.p.A.	7,166,773

		14,702,325

	JAPAN — 22.09%
179,000	Canon, Inc.	9,612,903
395,700	Casio Computer Co. Ltd.	8,626,608
428,963	Chiyoda Corp.	9,371,104
372,400	Don Quijote Co. Ltd.	7,262,637
104,500	FANUC Co. Ltd.	9,684,151
248,000	Hoya Corp.	8,194,705
32,400	Keyence Corp.	7,291,073
94,400	Kyocera Corp.	8,870,248
204,100	Millea Holdings, Inc.	7,522,394
840	Mitsubishi Tokyo Financial Group, Inc.	9,465,649
452,000	Nikon Corp.	9,488,277
4,500	NTT DoCoMo, Inc.	8,291,357
963,000	Sumitomo Trust & Banking Co. Ltd.	9,992,651
160,000	Takeda Pharmaceutical Co. Ltd.	10,478,438
1,022,700	The Bank of Fukuoka Ltd.(b).	8,162,696
90,700	Yamada Denki Co. Ltd.	8,414,968

		140,729,859

	MEXICO — 2.46%
175,300	America Movil S.A. de C.V., Series L ADR	8,377,587
222,924	Cemex S.A.B de C.V. ADR	7,300,761

		15,678,348

	NETHERLANDS — 3.14%
249,400	ABN Amro Holding NV	10,745,042
544,900	Qiagen NV(a)	9,246,638

		19,991,680

	NORWAY — 3.46%
559,900	Tandberg ASA	11,580,908
591,800	Telenor ASA	10,451,745

		22,032,653

	SINGAPORE — 1.66%
752,000	DBS Group Holdings Ltd.	10,587,671

See Notes to Financial Statements.

68

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SPAIN — 4.04%
513,000	Banco Santander Central Hispano S.A.	$9,157,121
241,000	Repsol YPF S.A.	8,119,989
381,246	Telefonica S.A.	8,441,669

		25,718,779

	SWEDEN — 1.55%
183,800	Svenska Cellulosa AB	9,843,177

	SWITZERLAND — 4.71%
252,400	Micronas Semiconductor AG	5,238,986
49,310	Roche Holdings AG	8,761,769
71,600	Synthes, Inc.	8,867,886
119,900	UBS AG(a)	7,151,930

		30,020,571

	TAIWAN — 2.95%
1,527,241	Hon Hai Precision, Inc.	10,206,793
800,808	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,608,686

		18,815,479

	TURKEY — 1.17%
1,101,800	Arcelik A.S.	7,427,654

	UNITED KINGDOM — 17.56%
692,600	BG Group	9,989,649
804,700	Cadbury Schweppes plc	10,341,382
314,673	GlaxoSmithKline plc	8,684,944
438,400	HSBC Holdings plc	7,676,017
671,500	Paragon Group plc	7,664,914
172,877	Reckitt Benckiser plc	9,014,282
694,000	Reed Elsevier plc	8,314,845
240,242	Royal Bank of Scotland Group plc	9,403,981
1,785,500	Sage Group plc (The)	9,087,223
1,176,942	Serco Group plc	10,644,672
509,400	Shire plc	10,515,250
1,730,276	William Morrison Supermarkets plc	10,513,091

		111,850,250

	TOTAL COMMON STOCKS (Cost $459,574,539)	616,538,063

Principal Amount		Value

REPURCHASE AGREEMENT — 3.84%
$24,450,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/06, to be repurchased 4/02/07, repurchase price $24,460,310 (collateralized by U.S. Government Obligations, ranging in par value $7,330,000- $9,285,000, 2.75%-5.30%, 03/14/08-07/21/20; total market value $24,717,230)	$24,450,000

	TOTAL REPURCHASE AGREEMENT (Cost $24,450,000)	24,450,000

TOTAL INVESTMENTS (Cost $484,024,539)	100.64%	$640,988,063
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.64)	(4,046,916)

NET ASSETS	100.00%	$636,941,147

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $585,295,883 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

69

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

International Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.40%	$149,073,996
Industrials	13.80	87,943,842
Health Care	10.82	68,899,150
Telecommunication Services	10.24	65,212,303
Consumer Discretionary	9.61	61,200,074
Information Technology	9.39	59,819,544
Energy	7.94	50,555,544
Consumer Staples	7.45	47,448,977
Repurchase Agreement	3.84	24,450,000
Materials	2.96	18,830,862
Utilities	1.19	7,553,771

Total Investment	100.64%	$640,988,063
Liabilities in Excess of Other Assets	(0.64)	(4,046,916)

Net Assets	100.00%	$636,941,147

See Notes to Financial Statements.

70

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund

Shares		Value

COMMON STOCKS — 96.66%
	AUSTRALIA —14.86%
318,500	Brambles Ltd.(a)	$3,503,036
98,600	Commonwealth Bank of Australia	4,002,398
77,800	CSL Ltd.	5,170,853
104,000	Incitec Pivot Ltd.	4,154,534
60,775	Rio Tinto Ltd.	3,867,037
146,000	St George Bank Ltd.	4,127,644
215,100	Woolworths Ltd.	4,722,402
166,100	Zinifex Ltd.	2,113,496

		31,661,400

	CHINA — 10.36%
115,100	Aluminum Corp. of China Ltd. ADR	2,991,449
452,900	Bank of East Asia Ltd. (Hong Kong)	2,633,898
3,663,000	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	2,569,847
70,800	China Mobile Ltd. ADR (Hong Kong)	3,175,381
970,100	FU JI Food & Catering Services Ltd. (Hong Kong)	3,048,999
11,595,000	NagaCorp Ltd. (Hong Kong)(a)	2,765,336
179,000	Sun Hung Kai Properties Ltd. (Hong Kong)	2,068,829
2,161,000	Synear Food Holdings Ltd.(a)	2,836,788

		22,090,527

	INDIA — 1.79%
218,800	Bharti Tele-Ventures Ltd.(a)	3,827,887

	INDONESIA — 3.70%
61,500	Freeport-McMoRan Copper & Gold, Inc.	4,070,685
3,553,300	PT Telekomunikasi Indonesia Tbk	3,825,563

		7,896,248

	JAPAN — 48.25%
81,100	Canon, Inc.	4,355,343
186,800	Casio Computer Co. Ltd.	4,072,404
210,145	Chiyoda Corp.	4,590,817
229,800	Don Quijote Co. Ltd.	4,481,616
49,400	FANUC Co. Ltd.	4,577,962
81,200	Hoya Corp.	2,683,105

Shares		Value

COMMON STOCKS — (continued)
	JAPAN — (continued)
19,800	Keyence Corp.	$4,455,656
181,600	KOMATSU Ltd.	3,803,910
108,600	Kurita Water Industries Ltd.	2,615,951
36,400	Kyocera Corp.	3,420,307
112,000	Millea Holdings, Inc.	4,127,918
418	Mitsubishi Tokyo Financial Group, Inc.	4,710,287
173,000	Nikon Corp.	3,631,575
16,000	Nintendo Co. Ltd.	4,643,377
11,900	ORIX Corp.	3,088,151
1,992,000	Sanyo Electric Co. Ltd.(a)	3,391,236
84,000	Sumitomo Realty & Development Co. Ltd.	3,173,235
458,200	Sumitomo Trust & Banking Co. Ltd.	4,754,552
89,800	Takata Corp.	3,567,001
64,800	Takeda Pharmaceutical Co. Ltd.	4,243,768
671,000	The Bank of Fukuoka Ltd.(b)	5,355,597
161,000	Tokuyama Corp.	2,804,744
34,500	Tokyo Electron Ltd.	2,403,428
325,000	Toshiba Corp.	2,164,427
67,500	Toyota Motor Corp.	4,323,496
169,900	Urban Corp.	2,485,559
365,500	Yamaguchi Financial Group, Inc.	4,905,267

		102,830,689

	MALAYSIA — 2.79%
384,700	iShares MSCI Malaysia Index Fund(c)	4,170,148
3,305,000	Mulpha International Berhad(a)	1,785,315

		5,955,463

	PHILIPPINES — 3.68%
116,110	Globe Telecom, Inc.	2,955,982
9,886,900	SM Prime Holdings, Inc.	2,352,565
7,078,300	Universal Robina Corp.	2,526,732

		7,835,279

	SINGAPORE — 2.49%
210,000	DBS Group Holdings Ltd.	2,956,663
4,968,000	Silverlake Axis Ltd.	2,344,238

		5,300,901

See Notes to Financial Statements.

71

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH KOREA — 1.64%
167,700	Woori Investment & Securities Co. Ltd.	$3,504,866

	TAIWAN — 4.43%
756,994	Hon Hai Precision, Inc.	5,059,111
406,747	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,372,530

		9,431,641

	THAILAND — 2.67%
8,420,900	Amata Corp. Public Co. Ltd. (Foreign Shares)	2,644,761
1,576,700	Siam Commercial Public Co. Ltd. (Foreign Shares)	3,043,387

		5,688,148

	TOTAL COMMON STOCKS (Cost $179,844,730)	206,023,049

Principal Amount		Value

REPURCHASE AGREEMENT — 0.96%
$2,042,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $2,042,861 (collateralized by U.S. Government Obligations, ranging in par value $60,000-$2,000,000, 4.88%-5.15%, 08/16/10-08/03/12; total market value $2,054,406)	$2,042,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,042,000)	2,042,000

TOTAL INVESTMENTS (Cost $181,886,730)	97.62%	$208,065,049
OTHER ASSETS IN EXCESS OF LIABILITIES	2.38	5,067,394

NET ASSETS	100.00%	$213,132,443

(a)	Non-income producing security
(b)	Fair valued as of March 31, 2007
(c)	Exchange-Traded Fund

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $177,987,708 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

72

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Pacific/Asia Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.12%	$49,279,458
Consumer Discretionary	19.85	42,312,526
Information Technology	11.56	24,638,062
Industrials	11.01	23,467,771
Materials	8.13	17,319,433
Real Estate	6.80	14,497,782
Telecommunication	4.76	10,161,718
Health Care	4.42	9,414,622
Consumer Staples	3.82	8,145,578
Exchange Trade Funds	1.96	4,170,148
Utility	1.23	2,615,951
Repurchase Agreement	0.96	2,042,000

Total Investment	97.62%	$208,065,049
Other Assets in Excess of Liabilities	2.38	5,067,394

Net Assets	100.00%	$213,132,443

See Notes to Financial Statements.

73

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Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Blended Equity Fund	Energy and Natural Resources Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$217,420,600	$452,893,524

Investments, at value (including Repurchase Agreements) (Note 1)	$400,899,207	$504,713,960
Cash	10,156	—
Foreign currency (cost $1,300, $0, $0, $3,023, $0 and $0 respectively)	1,934	—
Dividends and interest receivable	737,260	205,083
Receivable for investments sold	—	3,352,012
Receivable for fund shares sold	6,489	1,044,275
Reclaims receivable	—	—
Prepaid expenses	6,321	6,863

Total Assets	401,661,367	509,322,193
LIABILITIES:
Payable for investments purchased	—	10,678,767
Cash overdraft	—	110,504
Payable for fund shares redeemed	138,135	409,000
Payable for forward foreign currency contracts	—	—
Investment advisory fees payable (Note 2)	212,143	243,489
Administration fees payable (Note 2)	51,926	62,329
Distribution and shareholder servicing fees payable (Note 2)	120,401	13,014
Accrued expenses and other payables	115,957	129,209

Total Liabilities	638,562	11,646,312

NET ASSETS	$401,022,805	$497,675,881

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$718,038	$137,666
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	30,332,663	29,101,941
Unrealized appreciation of investments, foreign currency translations and written options	183,479,242	51,820,436
Par value (Note 5)	11,340	21,361
Paid in capital in excess of par value	186,481,522	416,594,477

Net Assets	$401,022,805	$497,675,881

Net Assets:
Shares	$401,022,805	$497,675,881
Institutional Shares	—	—
Retirement Shares	—	—
Shares outstanding (Note 5):
Shares	11,340,302	21,361,475
Institutional Shares	—	—
Retirement Shares	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$35.36	$23.30

Institutional Shares	—	—

Retirement Shares	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Equity Income Fund		Equity Opportunities Fund	Large Cap Growth Fund		Mid Cap Value and Restructuring Fund

$194,726,864		$282,589,609	$610,313,025		$211,894,664

$236,102,155		$338,234,539	$734,267,118		$326,916,863
315		38,115	219		810
—		3,247	—		—
632,927		528,278	1,928		209,475
—		21,193	—		—
625,896		736,458	1,146,238		2,101,242
—		48,271	—		—
3,106		3,712	23,315		3,946

237,364,399		339,613,813	735,438,818		329,232,336

—		1,225,148	—		—
—		—	—		—
87,922		70,900	220,101		1,737,971
—		87	—		—
122,556		149,107	455,534		175,356
30,684		42,365	94,995		41,710
59,303		69,896	155,789		61,976
60,216		76,560	76,276		98,554

360,681		1,634,063	1,002,695		2,115,567

$237,003,718		$337,979,750	$734,436,123		$327,116,769

$1,016,788		$575,259	$—		$3,066,218
431,735		(4,072,107)	(124,103,097)		6,611,985
41,375,425		55,645,420	123,954,093		115,022,199
249		239	69,260		151
194,179,521		285,830,939	734,515,867		202,416,216

$237,003,718		$337,979,750	$734,436,123		$327,116,769

$237,002,569		$277,877,240	$718,424,273		$294,451,533
—		60,102,510	16,008,781		31,567,913
1,149		—	3,069		1,097,323

24,928,172		19,613,009	67,751,307		13,624,483
—		4,237,238	1,508,238		1,454,320
120		—	294		51,093

$9.51		$14.17	$10.60		$21.61

—		$14.18	$10.61		$21.71

$9.54	(a)	—	$10.45	(a)	$21.48

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Real Estate Fund	Small Cap Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$99,591,064	$489,955,610

Investments, at value (including Repurchase Agreements) (Note 1)	$152,151,687	$698,849,200
Cash	101,783	138
Foreign currency (cost $0, $0, $531, $644,844, $434,610 and $66,038 respectively)	—	—
Dividends and interest receivable	274,431	44,438
Receivable for investments sold	67,455	635,754
Receivable for fund shares sold	488,606	1,073,553
Receivable for forward foreign currency contracts	—	—
Reclaims receivable	—	—
Prepaid expenses	2,114	9,077

Total Assets	153,086,076	700,612,160
LIABILITIES:
Payable for investments purchased	—	2,700,153
Options written, at value (Premium received: Value and Restructuring Fund — $6,678,258)	—	—
Payable for capital gains tax	—	—
Payable for fund shares redeemed	867,595	541,128
Payable for forward foreign currency contracts	—	—
Investment advisory fees payable (Note 2)	90,035	430,849
Administration fees payable (Note 2)	20,444	87,859
Distribution and shareholder servicing fees payable (Note 2)	28,963	140,440
Directors’/Trustees’ fees and expenses payable (Note 2)	—	—
Accrued expenses and other payables	53,063	119,424

Total Liabilities	1,060,100	4,019,853

NET ASSETS	$152,025,976	$696,592,307

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$529,195	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	5,592,127	7,530,919
Unrealized appreciation of investments, foreign currency translations and written options	52,560,623	208,893,590
Par value (Note 5)	13,191	36,269
Paid in capital in excess of par value	93,330,840	480,131,529

Net Assets	$152,025,976	$696,592,307

Net Assets:
Shares	$152,025,976	$694,765,080
Institutional Shares	—	—
Retirement Shares	—	1,827,227
Shares outstanding (Note 5):
Shares	13,191,240	36,172,462
Institutional Shares	—	—
Retirement Shares	—	96,286
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$11.52	$19.21

Institutional Shares	—	—

Retirement Shares	—	$18.98

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/Asia Fund

$5,382,230,435	$733,105,953	$484,024,539	$181,886,730

$8,134,884,592	$1,133,114,056	$640,988,063	$208,065,049
14,546	635	578	191,759
589	645,073	436,648	66,289
11,412,758	3,221,408	2,245,628	882,129
13,711,725	—	—	4,445,273
20,321,987	919,142	662,473	99,234
—	—	5,805	8,425
—	3,212	205,382	—
120,997	14,496	7,618	3,094

8,180,467,194	1,137,918,022	644,552,195	213,761,252

16,781,959	—	6,504,494	—
3,835,000	—	—	—
—	—	—	204,793
10,778,197	1,627,177	242,050	59,220
6,774	—	5,258	—
4,057,059	1,117,311	487,323	180,471
1,036,177	190,498	105,736	36,421
1,777,666	230,887	117,531	44,764
6,591	—	—	—
1,030,955	338,670	148,656	103,140

39,310,378	3,504,543	7,611,048	628,809

$8,141,156,816	$1,134,413,479	$636,941,147	$213,132,443

$16,648,966	$163,806	$300,494	$—
(49,675,559)	2,849,442	(57,946,554)	18,842,919
2,755,490,696	400,039,421	156,985,320	25,982,758
149,837	80,656	33,412	18,186
5,418,542,876	731,280,154	537,568,475	168,288,580

$8,141,156,816	$1,134,413,479	$636,941,147	$213,132,443

$7,767,712,682	$1,092,481,335	$636,941,147	$213,132,443
370,518,321	41,932,144	—	—
2,925,813	—	—	—

142,964,239	77,681,696	33,412,413	18,186,156
6,818,985	2,974,447	—	—
53,880	—	—	—

$54.33	$14.06	$19.06	$11.72

$54.34	$14.10	—	—

$54.30	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Blended Equity Fund	Energy and Natural Resources Fund
INVESTMENT INCOME:
Dividend income	$7,639,461	$5,301,902
Interest income	95,269	1,710,506
Less: Foreign taxes withheld	(86,744)	(35,654)

Total Income	7,647,986	6,976,754
EXPENSES:
Investment advisory fees (Note 2)	3,250,401	3,057,358
Shareholder servicing fees — Shares (Note 2)	1,040,124	1,222,932
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	—
Administration fees (Note 2)	654,041	768,995
Transfer agent fees	134,108	435,830
Legal and audit fees	28,470	45,014
Custodian fees	26,079	61,518
Directors’/Trustees’ fees and expenses (Note 2)	17,649	18,750
Miscellaneous expenses	98,750	137,556

Total Expenses	5,249,622	5,747,953
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(482,548)	—
Administrator (Note 2)	(3,461)	(4,244)
Custody earning credits	(4,407)	(22,995)

Net Expenses	4,759,206	5,720,714

NET INVESTMENT INCOME (LOSS)	2,888,780	1,256,040

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	50,142,210	49,290,030
Net realized gains from redemptions in-kind	—	—
Foreign currency transactions	(440)	—
Written options	—	—

Total net realized gain (loss)	50,141,770	49,290,030
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(8,774,573)	(6,347,488)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	41,367,197	42,942,542

Net increase in net assets resulting from operations	$44,255,977	$44,198,582

See Notes to Financial Statements.

Equity Income Fund	Equity Opportunities Fund	Large Cap Growth Fund	Mid Cap Value and Restructuring Fund

$6,252,714	$3,437,790	$2,458,581	$6,244,366
52,535	544,924	841,708	139,982
(36,689)	(67,722)	(76,949)	(50,757)

6,268,560	3,914,992	3,223,340	6,333,591

1,622,085	1,842,685	4,689,122	1,889,491
540,692	471,667	1,550,709	618,540
9	—	12	720
326,390	370,773	943,523	438,688
21,161	32,575	99,116	92,953
31,262	42,908	77,595	33,086
23,306	37,137	35,120	19,910
11,440	11,673	21,322	13,487
42,818	103,047	103,152	83,107

2,619,163	2,912,465	7,519,671	3,189,982

(240,094)	(475,587)	(30,328)	(3,989)
(8,005)	(11,224)	(6,217)	(10,966)
(584)	(4,184)	(3,856)	(1,830)

2,370,480	2,421,470	7,479,270	3,173,197

3,898,080	1,493,522	(4,255,930)	3,160,394

6,646,316	(1,521,686)	11,805,044	8,600,856
—	—	—	23,046,664
5,938	(3,821)	—	1,444
70,586	—	—	—

6,722,840	(1,525,507)	11,805,044	31,648,964
16,574,010	31,286,902	37,708,433	(10,315,446)

23,296,850	29,761,395	49,513,477	21,333,518

$27,194,930	$31,254,917	$45,257,547	$24,493,912

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Real Estate Fund	Small Cap Fund
INVESTMENT INCOME:
Dividend income	$2,488,383	$3,234,961
Interest income	156,634	184,934
Less: Foreign taxes withheld	(251)	—

Total Income	2,644,766	3,419,895
EXPENSES:
Investment advisory fees (Note 2)	1,350,037	4,604,755
Shareholder servicing fees — Shares (Note 2)	337,508	1,534,149
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	2,276
Administration fees (Note 2)	203,735	926,552
Transfer agent fees	68,269	188,887
Legal and audit fees	26,857	37,683
Custodian fees	11,272	46,257
Directors’/Trustees’ fees and expenses (Note 2)	9,402	21,848
Miscellaneous expenses	56,931	114,086

Total Expenses	2,064,011	7,476,493
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(376,465)	—
Administrator (Note 2)	(1,304)	(5,981)
Custody earning credits	(1,524)	(6,785)

Net Expenses	1,684,718	7,463,727

NET INVESTMENT INCOME (LOSS)	960,048	(4,043,832)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	18,405,693	32,537,688
Foreign currency transactions	—	—
Written options	—	—

Total net realized gain (loss)	18,405,693	32,537,688
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	2,835,641	18,105,369

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	21,241,334	50,643,057

Net increase in net assets resulting from operations	$22,201,382	$46,599,225

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/Asia Fund

$139,630,565	$24,558,726	$11,647,422	$3,751,080
3,266,334	1,899,340	683,501	105,743
(892,911)	(2,389,117)	(1,154,691)	(345,597)

142,003,988	24,068,949	11,176,232	3,511,226

43,686,889	12,810,571	5,613,015	2,243,913
16,702,594	2,482,494	1,403,249	560,976
96,083	—	—	—
10,250	—	—	—
10,988,075	2,049,708	1,122,611	448,786
2,073,728	323,774	127,871	52,781
334,628	86,464	54,495	30,525
471,097	1,399,093	290,036	178,814
190,517	31,782	19,701	11,588
1,139,363	261,313	151,876	83,381

75,693,224	19,445,199	8,782,854	3,610,764

—	(565,179)	(363,344)	—
(69,676)	(9,754)	(5,446)	(1,839)
(54,238)	(15,564)	(5,189)	(2,537)

75,569,310	18,854,702	8,408,875	3,606,388

66,434,678	5,214,247	2,767,357	(95,162)

95,436,544	48,908,433	25,086,509	29,897,013
(12,160)	(39,140)	(6,358)	(214,502)
1,331,652	—	—	—

96,756,036	48,869,293	25,080,151	29,682,511
645,371,791	100,008,846	54,216,954	(22,701,298)

742,127,827	148,878,139	79,297,105	6,981,213

$808,562,505	$154,092,386	$82,064,462	$6,886,051

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund		Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$2,888,780	$2,467,089	$1,256,040	$(21,733)
Net realized gain (loss) on investments and foreign currency transactions	50,141,770	49,674,409	49,290,030	137,515,027
Net realized gains from redemptions in-kind	—	—	—	—
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(8,774,573)	(3,482,518)	(6,347,488)	(1,094,592)

Net increase in net assets resulting from operations	44,255,977	48,658,980	44,198,582	136,398,702

Distributions to shareholders:
From net investment income
Shares	(2,741,626)	(2,711,511)	(1,125,652)	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gain on investments
Shares	(62,158,929)	(31,936,512)	(96,892,494)	(86,145,231)
Institutional shares	—	—	—	—
Retirement Shares	—	—	—	—

Total distributions	(64,900,555)	(34,648,023)	(98,018,146)	(86,145,231)

Increase (decrease) in net assets from fund share transactions (Note 5)	(38,641,827)	(20,604,889)	28,989,505	179,919,764

Net increase (decrease) in net assets	(59,286,405)	(6,593,932)	(24,830,059)	230,173,235

NET ASSETS:
Beginning of year	460,309,210	466,903,142	522,505,940	292,332,705

End of year(1)	$401,022,805	$460,309,210	$497,675,881	$522,505,940

(1) Including undistributed (distributions in excess of) net investment income	$718,038	$510,112	$137,666	$—

See Notes to Financial Statements.

Equity Income Fund		Equity Opportunities Fund		Large Cap Growth Fund		Mid Cap Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$3,898,080	$5,148,119	$1,493,522	$838,846	$(4,255,930)	$(1,492,015)	$3,160,394	$286,682
6,652,254	(5,658,097)	(1,525,507)	(2,557,056)	11,805,044	3,004,935	8,602,300	(1,834,247)
—	—	—	—	—	—	23,046,664	—
70,586	(17,851)	—	—	—	—	—	—
16,574,010	10,334,632	31,286,902	23,862,728	37,708,433	59,460,912	(10,315,446)	51,686,678

27,194,930	9,806,803	31,254,917	22,144,518	45,257,547	60,973,832	24,493,912	50,139,113

(4,109,886)	(4,741,203)	(851,918)	(261,632)	—	—	(69,200)	(377,856)
—	—	(425,370)	(312,869)	—	—	(28,083)	(320,565)
(15)	(18)	—	—	—	—	—	—

—	(591,743)	—	—	—	—	(6,735)	—
—	—	—	—	—	—	(812)	—
—	(3)	—	—	—	—	—	—

(4,109,901)	(5,332,967)	(1,277,288)	(574,501)	—	—	(104,830)	(698,421)

8,064,710	5,710,595	121,147,723	67,878,748	136,983,006	281,160,848	(36,769,439)	(6,359,254)

31,149,739	10,184,431	151,125,352	89,448,765	182,240,553	342,134,680	(12,380,357)	43,081,438

205,853,979	195,669,548	186,854,398	97,405,633	552,195,570	210,060,890	339,497,126	296,415,688

$237,003,718	$205,853,979	$337,979,750	$186,854,398	$734,436,123	$552,195,570	$327,116,769	$339,497,126

$1,016,788	$1,253,478	$575,259	$362,846	$—	$—	$3,066,218	$—

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Real Estate Fund		Small Cap Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$960,048	$934,448	$(4,043,832)	$(3,315,401)
Net realized gain (loss) on investments and foreign currency transactions	18,405,693	13,523,778	32,537,688	29,148,540
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	2,835,641	22,502,084	18,105,369	96,294,626

Net increase in net assets resulting from operations	22,201,382	36,960,310	46,599,225	122,127,765

Distributions to shareholders:
From net investment income
Shares	(1,161,313)	(2,183,412)	—	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
Return of Capital Shares	(640,355)	—	—	—
From net realized gain on investments
Shares	(18,263,524)	(9,669,590)	(43,578,479)	(26,879,094)
Institutional shares	—	—	—	—
Retirement Shares	—	—	(3,801)	(53)

Total distributions	(20,065,192)	(11,853,002)	(43,582,280)	(26,879,147)

Increase (decrease) in net assets from fund share transactions (Note 5)	22,261,378	(10,368,268)	94,185,168	15,919,054

Net increase (decrease) in net assets	24,397,568	14,739,040	97,202,113	111,167,672

NET ASSETS:
Beginning of year	127,628,408	112,889,368	599,390,194	488,222,522

End of year(1)	$152,025,976	$127,628,408	$696,592,307	$599,390,194

(1) Including undistributed (distributions in excess of) net investment income	529,195	$137,934	$—	$—

See Notes to Financial Statements.

Value and Restructuring Fund		Emerging Markets Fund		International Fund		Pacific/Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$66,434,678	$62,768,364	$5,214,247	$6,417,946	$2,767,357	$1,707,098	$(95,162)	$377,487
95,424,384	25,898,526	48,869,293	9,661,036	25,080,151	17,116,817	29,682,511	17,380,537
1,331,652	(7,456,185)	—	—	—	—	—	—
645,371,791	892,712,062	100,008,846	233,002,829	54,216,954	66,475,218	(22,701,298)	33,439,543

808,562,505	973,922,767	154,092,386	249,081,811	82,064,462	85,299,133	6,886,051	51,197,567

(64,324,804)	(50,184,813)	(5,716,045)	(5,703,935)	(2,551,050)	(2,396,031)	—	(1,686,498)
(3,526,597)	(2,339,479)	(252,640)	(210,171)	—	—	—	—
(4,928)	(1,311)	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(51,272,417)	—	—	—	(7,507,933)	—
—	—	(1,858,765)	—	—	—	—	—
—	—	—	—	—	—	—	—

(67,856,329)	(52,525,603)	(59,099,867)	(5,914,106)	(2,551,050)	(2,396,031)	(7,507,933)	(1,686,498)

918,433,748	930,527,802	17,298,560	345,786,429	35,143,298	199,059,569	(30,209,902)	59,874,379

1,659,139,924	1,851,924,966	112,291,079	588,954,134	114,656,710	281,962,671	(30,831,784)	109,385,448

6,482,016,892	4,630,091,926	1,022,122,400	433,168,266	522,284,437	240,321,766	243,964,227	134,578,779

$8,141,156,816	$6,482,016,892	$1,134,413,479	$1,022,122,400	$636,941,147	$522,284,437	$213,132,443	$243,964,227

$16,648,966	$19,146,231	$163,806	$1,061,119	$300,494	$90,545	$—	$(477,107)

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
BLENDED EQUITY FUND — (04/25/85*)
Shares:
Year Ended March 31,
2007	$37.27	$0.25	(2)	$3.61	(2)	$3.86	$(0.23)	$(5.54)
2006	36.12	0.19	(2)	3.67	(2)	3.86	(0.21)	(2.50)
2005	33.64	0.30	(2)	2.66	(2)	2.96	(0.28)	(0.20)
2004	25.67	0.14		7.99		8.13	(0.16)	—
2003	35.17	0.17		(7.97)		(7.80)	(0.15)	(1.55)
ENERGY AND NATURAL RESOURCES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$25.99	$0.06	(2)	$2.50	(2)	$2.56	$(0.06)	$(5.19)
2006	22.34	—	(2)(3)	9.04	(2)	9.04	—	(5.39)
2005	16.45	0.02	(2)	6.99	(2)	7.01	(0.05)	(1.07)
2004	11.72	0.06		4.71		4.77	(0.04)	—
2003	14.40	0.04		(2.67)		(2.63)	(0.05)	—
EQUITY INCOME FUND — (09/30/03*)
Shares:
Year Ended March 31,
2007	$8.56	$0.16	(2)	$0.96	(2)	$1.12	$(0.17)	—
2006	8.39	0.20	(2)	0.17	(2)	0.37	(0.18)	$(0.02)
2005	7.76	0.19	(2)	0.63	(2)	0.82	(0.17)	(0.02)
Period Ended March 31, 2004	7.00	0.07		0.73		0.80	(0.04)	—
EQUITY OPPORTUNITIES FUND — (03/31/04*)
Shares:
Year Ended March 31,
2007	$12.70	$0.07	(2)	$1.47	(2)	$1.54	$(0.07)	—
2006	10.98	0.07	(2)	1.70	(2)	1.77	(0.05)	—
2005	10.00	0.08	(2)	0.95	(2)	1.03	(0.04)	$(0.01)
LARGE CAP GROWTH FUND — (10/01/97*)
Shares:
Year Ended March 31,
2007	$9.91	$(0.07	)(2)	$0.76	(2)	$0.69	—	—
2006	8.04	(0.04	)(2)	1.91	(2)	1.87	—	—
2005	7.71	(0.05	)(2)	0.38	(2)	0.33	—	—
2004	5.79	(0.05	)(2)	1.97	(2)	1.92	—	—
2003	8.83	(0.01	)(2)	(3.03	)(2)	(3.04)	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (06/01/96*)
Shares:
Year Ended March 31,
2007	$19.64	$0.23	(2)	$1.75	(2)	$1.98	$(0.01)	— (3)
2006	16.77	—	(2)(3)	2.90	(2)	2.90	(0.03)	—
2005	15.75	0.23	(2)	1.02	(2)	1.25	(0.23)	—
2004	10.24	0.03	(2)	5.51	(2)	5.54	(0.03)	—
2003	13.29	0.02	(2)	(3.05	)(2)	(3.03)	(0.02)	—

*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	The ratio of net operating expenses for Energy and Natural Resources Fund and Equity Opportunities Fund would have been 1.13% and 1.05%, respectively, if custody credits had not been included.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(5.77)	$35.36	10.66%		$401,023	1.10%		1.21%		0.68%		10%
(2.71)	37.27	11.10%		460,309	1.08%		1.21%		0.53%		22%
(0.48)	36.12	8.85%		466,903	1.05%		1.24%		0.86%		19%
(0.16)	33.64	31.75%		573,242	0.99%		1.10%		0.45%		24%
(1.70)	25.67	(22.45)%		469,013	0.96%		1.11%		0.59%		36%

$(5.25)	$23.30	10.84%		$497,676	1.12	%(6)	1.13%		0.25%		279%
(5.39)	25.99	41.42%		522,506	1.13%		1.13%		(0.01)%		234%
(1.12)	22.34	43.97%		292,333	1.10%		1.15%		0.12%		111%
(0.04)	16.45	40.84%		150,035	0.99%		1.13%		0.45%		91%
(0.05)	11.72	(18.30)%		92,440	1.01%		1.19%		0.35%		78%

$(0.17)	$9.51	13.29%		$237,003	1.10%		1.21%		1.80%		27%
(0.20)	8.56	4.62%		205,853	1.06%		1.22%		2.41%		46%
(0.19)	8.39	10.73%		195,668	1.05%		1.26%		2.35%		19%
(0.04)	7.76	11.48	%(4)	100,024	1.05	%(5)	1.17	%(5)	2.44	%(5)	6	%(4)

$(0.07)	$14.17	12.18%		$277,877	1.04	%(6)	1.24%		0.56%		11%
(0.05)	12.70	16.16%		132,406	1.05%		1.31%		0.57%		17%
(0.05)	10.98	10.30%		43,579	1.05%		1.59%		0.74%		13%

—	$10.60	6.96%		$718,424	1.20%		1.20%		(0.68)%		33%
—	9.91	23.26%		552,194	1.10%		1.23%		(0.48)%		24%
—	8.04	4.28%		210,060	1.05%		1.28%		(0.59)%		25%
—	7.71	33.16%		127,231	1.05%		1.18%		(0.74)%		79%
—	5.79	(34.43)%		73,894	1.04%		1.21%		(0.21)%		56%

$(0.01)	$21.61	10.07%		$294,452	1.13%		1.13%		1.12%		25%
(0.03)	19.64	17.32%		237,531	1.13%		1.13%		0.02%		23%
(0.23)	16.77	7.93%		214,844	1.06%		1.16%		1.42%		28%
(0.03)	15.75	54.21%		186,720	0.99%		1.23%		0.24%		13%
(0.02)	10.24	(22.81)%		81,146	1.01%		1.15%		0.20%		28%

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions from Return of Capital	Distributions From Net Realized Gain on Investments and Options
REAL ESTATE FUND — (10/01/97*)
Shares:
Year Ended March 31,
2007	$11.46	$0.08	(2)	$1.78	(2)	$1.86	$(0.08)	$(0.06)	$(1.66)
2006	9.30	0.08	(2)	3.10	(2)	3.18	(0.19)	—	(0.83)
2005	9.17	0.17	(2)	0.68	(2)	0.85	(0.22)	—	(0.50)
2004	6.61	0.29	(2)	2.64	(2)	2.93	(0.31)	—	(0.06)
2003	7.10	0.28	(2)	(0.52	)(2)	(0.24)	(0.25)	—	—
SMALL CAP FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$19.23	$(0.12	)(2)	$1.36	(2)	$1.24	—	—	$(1.26)
2006	16.14	(0.11	)(2)	4.09	(2)	3.98	—	—	(0.89)
2005	14.59	(0.10	)(2)	1.65	(2)	1.55	—	—	—
2004	8.47	(0.02	)(2)	6.14	(2)	6.12	—	—	—
2003	12.19	(0.03	)(2)	(3.69	)(2)	(3.72)	—	—	—
VALUE AND RESTRUCTURING FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$49.36	$0.45	(2)	$5.00	(2)	$5.45	$(0.48)	—	—
2006	41.40	0.53	(2)	7.88	(2)	8.41	(0.45)	—	—
2005	37.57	0.34	(2)	3.83	(2)	4.17	(0.34)	—	—
2004	23.66	0.24		13.90		14.14	(0.23)	—	—
2003	32.63	0.17		(9.01)		(8.84)	(0.13)	—	—
EMERGING MARKETS FUND — (01/02/98*)
Shares:
Year Ended March 31,
2007	$12.60	$0.07	(2)	$2.16	(2)	$2.23	$(0.08)	—	$(0.69)
2006	8.73	0.10	(2)	3.87	(2)	3.97	(0.10)	—	—
2005	7.67	0.12	(2)	1.18	(2)	1.30	(0.08)	—	(0.16)
2004	4.12	0.05		3.55		3.60	(0.05)	—	—
2003	4.95	0.02		(0.84)		(0.82)	(0.01)	—	—
INTERNATIONAL FUND — (07/21/87*)
Shares:
Year Ended March 31,
2007	$16.51	$0.09	(2)	$2.54	(2)	$2.63	$(0.08)	—	—
2006	13.05	0.07	(2)	3.51	(2)	3.58	(0.12)	—	—
2005	11.28	0.06	(2)	1.71	(2)	1.77	— (3)	—	—
2004	6.83	0.09		4.44		4.53	(0.08)	—	—
2003	9.75	0.10		(2.99)		(2.89)	(0.03)	—	—
PACIFIC / ASIA FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$11.61	—	(2)(3)	$0.50	(2)	$0.50	—	—	$(0.39)
2006	8.88	$0.02	(2)	2.82	(2)	2.84	$(0.11)	—	—
2005	8.44	0.03	(2)	0.42	(2)	0.45	(0.01)	—	—
2004	5.21	0.01		3.22		3.23	—	—	—
2003	6.68	0.01		(1.43)		(1.42)	(0.05)	—	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.80)	$11.52	19.36%	$152,026	1.25%	1.53%	0.71%	38%
(1.02)	11.46	36.03%	127,628	1.23%	1.52%	0.77%	14%
(0.72)	9.30	9.90%	112,889	1.20%	1.56%	1.89%	17%
(0.37)	9.17	45.65%	122,874	1.20%	1.35%	3.67%	38%
(0.25)	6.61	(3.49)%	79,374	1.17%	1.23%	4.09%	23%

$(1.26)	$19.21	6.83%	$694,765	1.22%	1.22%	(0.66)%	52%
(0.89)	19.23	25.37%	599,389	1.09%	1.11%	(0.64)%	65%
—	16.14	10.62%	488,221	1.05%	1.08%	(0.64)%	61%
—	14.59	72.26%	352,457	0.83%	0.98%	(0.20)%	82%
—	8.47	(30.52)%	156,324	0.83%	1.05%	(0.31)%	105%

$(0.48)	$54.33	11.14%	$7,767,713	1.05%	1.05%	0.90%	13%
(0.45)	49.36	20.45%	6,230,754	1.05%	1.05%	1.18%	12%
(0.34)	41.40	11.16%	4,469,075	1.07%	1.09%	0.87%	8%
(0.23)	37.57	60.06%	3,244,851	0.99%	1.14%	0.78%	4%
(0.13)	23.66	(27.13)%	1,558,721	0.99%	1.12%	0.65%	16%

$(0.77)	$14.06	17.98%	$1,092,481	1.85%	1.90%	0.50%	16%
(0.10)	12.60	45.85%	996,666	1.81%	1.92%	1.00%	7%
(0.24)	8.73	17.07%	433,168	1.70%	1.90%	1.44%	21%
(0.05)	7.67	87.57%	209,161	1.65%	1.92%	0.81%	14%
(0.01)	4.12	(16.62)%	30,049	1.61%	1.84%	0.51%	43%

$(0.08)	$19.06	16.03%	$636,941	1.50%	1.56%	0.49%	28%
(0.12)	16.51	27.70%	522,284	1.50%	1.58%	0.52%	26%
—	13.05	15.71%	240,322	1.50%	1.61%	0.52%	66%
(0.08)	11.28	66.51%	130,143	1.38%	1.49%	0.92%	58%
(0.03)	6.83	(29.72)%	89,679	1.40%	1.57%	0.55%	73%

$(0.39)	$11.72	4.40%	$213,132	1.61%	1.61%	(0.04)%	92%
(0.11)	11.61	32.35%	243,964	1.59%	1.62%	0.22%	68%
(0.01)	8.88	5.32%	134,579	1.50%	1.64%	0.35%	90%
—	8.44	62.00%	114,830	1.45%	1.58%	0.20%	58%
(0.05)	5.21	(21.44)%	27,330	1.51%	1.66%	0.15%	73%

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Real Estate Fund, Small Cap Fund, Value and Restructuring Fund, Emerging Markets Fund, International Fund and Pacific/Asia Fund, portfolios of Excelsior Fund, and Equity Opportunities Fund (formerly the Equity Core Fund), Equity Income Fund and Mid Cap Value and Restructuring Fund, portfolios of the Trust. Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (each a “Fund”, collectively the “Funds”) in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Blended Equity Fund, Energy and Natural Resources Fund, Real Estate Fund, International Fund and Pacific/Asia Fund offer one class of shares: Shares. The Equity Opportunities Fund and Emerging Markets Fund offer two classes of shares: Shares and Institutional Shares. The Equity Income Fund and Small Cap Fund offer two classes of shares: Shares and Retirement Shares. The Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and the Value and Restructuring Fund offer three classes of shares: Shares, Institutional Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets. Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Opportunities Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/04/07	EUR 60,160	$80,445	$(87)

The International Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/02/07	CHF 604,251	$497,261	$147
04/02/07	EUR 325,007	433,527	586
04/02/07	EUR 414,389	552,753	747
04/02/07	EUR 435,004	580,251	784
04/04/07	EUR 570,759	764,531	(2,138)
04/04/07	EUR 364,552	488,318	(1,365)
04/04/07	EUR 296,734	397,475	(1,111)
04/02/07	GBP 200,928	394,542	806
04/02/07	GBP 363,358	713,491	1,458
04/02/07	GBP 311,862	612,372	1,252
04/04/07	GBP 189,814	374,123	(644)
04/03/07	JPY 35,170,200	298,483	25

The Pacific/Asia Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/02/07	JPY (82,848,348)	$(711,603)	$8,425

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2007, the Equity Income Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	(1,000)	(151,152)
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	1,000	151,152

Outstanding, end of year	—	$—

During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Options written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Concentration of risks:

The Emerging Markets Fund, International Fund and Pacific/Asia Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(e) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(f) Redemption in-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(g) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(h) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(i) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Blended Equity Fund, Energy and Natural Resources Fund, Equity Opportunities Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid quarterly; and for the Emerging Markets Fund, International Fund and Pacific/Asia Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(j) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(k) Borrowing:

The Funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the Funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The Funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any Funds during the year ended March 31, 2007.

(l) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(m) New accounting standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Blended Equity Fund	0.75%
Energy and Natural Resources Fund	0.60%
Equity Income Fund	0.75%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Real Estate Fund	1.00%

Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Fund	1.00%
Pacific/Asia Fund	1.00%

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services, Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Blended Equity Fund	$589,980
Energy and Natural Resources Fund	693,670
Equity Income Fund	294,433
Equity Opportunities Fund	334,488
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Real Estate Fund	183,791
Small Cap Fund	835,832
Value and Restructuring Fund	9,912,241
Emerging Markets Fund	1,898,623
International Fund	1,039,850
Pacific/Asia Fund	415,692

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees, through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Blended Equity Fund — Shares	1.10%
Energy and Natural Resources Fund — Shares	1.25%
Equity Income Fund — Shares	1.10%
Equity Opportunities Fund — Shares	1.05%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Real Estate Fund — Shares	1.25%
Small Cap Fund — Shares	1.25%
Value and Restructuring Fund — Shares	1.14%
Emerging Markets Fund — Shares	1.85%
International Fund — Shares	1.50%
Pacific/Asia Fund — Shares	1.65%
Equity Opportunities Fund — Institutional Shares	0.80%
Large Cap Growth Fund — Institutional Shares*	0.95%
Mid Cap Value and Restructuring Fund — Institutional shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%
Emerging Markets Fund — Institutional Shares	1.60%
Equity Income Fund — Retirement Shares	1.60%
Large Cap Growth Fund — Retirement shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Small Cap Fund — Retirement Shares	1.75%
Value and Restructuring Fund — Retirement Shares	1.64%

*	Large Cap Growth Fund — Institutional Shares commenced operations on November 9, 2006.

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Blended Equity Fund	$482,548
Energy and Natural Resources Fund	—
Equity Income Fund	240,094
Equity Opportunities Fund	475,587
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Real Estate Fund	376,465
Small Cap Fund	—
Value and Restructuring Fund	—
Emerging Markets Fund	565,179
International Fund	363,344
Pacific/Asia Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Blended Equity Fund	$955,893
Energy and Natural Resources Fund	730,100
Equity Income Fund	526,446
Equity Opportunities Fund	464,758
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Real Estate Fund	244,041
Small Cap Fund	1,357,921
Value and Restructuring Fund	9,637,460
Emerging Markets Fund	1,705,286
International Fund	1,252,118
Pacific/Asia Fund	514,303

BISYS Fund Services Limited Partnership (the “Distributor”), serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of Mid Cap Value and Restructuring Fund) or Retirement Shares (in the case of Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $5, $8, $480, $1,538 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases*	Sales and Maturities*
Blended Equity Fund	$41,251,543	$138,568,105
Energy and Natural Resources Fund	1,377,166,299	1,453,159,118
Equity Income Fund	64,891,652	59,073,738
Equity Opportunities Fund	144,444,173	25,938,491
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Real Estate Fund	54,008,528	50,207,674
Small Cap Fund	362,658,964	318,273,911
Value and Restructuring Fund	1,940,746,100	930,382,978
Emerging Markets Fund	153,446,034	156,632,161
International Fund	180,795,134	154,588,628
Pacific/Asia Fund	203,769,287	242,711,553

*	There were no purchases or sales of U.S. government securities during the year ended March 31, 2007.

4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts, and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Blended Equity Fund	$60,772	$440	$(61,212)
Energy and Natural Resources Fund	7,278	—	(7,278)
Equity Income Fund	(24,869)	24,869	—
Equity Opportunities Fund	(3,821)	3,821	—
Large Cap Growth Fund	4,255,930	—	(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Real Estate Fund*	1,232,881	(414,908)	(817,973)
Small Cap Fund	4,043,832	—	(4,043,832)
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)
Emerging Markets Fund	(142,875)	142,873	2
International Fund	(6,358)	6,358	—
Pacific / Asia Fund	572,269	(572,269)	—

*	The Real Estate Fund has a tax year end of June 30.

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Blended Equity Fund
Year ended March 31, 2007	$3,124,137	$61,776,418	—	$64,900,555
Year ended March 31, 2006	6,255,308	28,392,715	—	34,648,023
Energy and Natural Resources Fund
Year ended March 31, 2007	39,548,106	58,470,040	—	98,018,146
Year ended March 31, 2006	44,558,560	41,586,671	—	86,145,231
Equity Income Fund
Year ended March 31, 2007	4,109,901	—	—	4,109,901
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Equity Opportunities Fund
Year ended March 31, 2007	1,277,288	—	—	1,277,288
Year ended March 31, 2006	574,501	—	—	574,501
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	$22,939	698,421
Real Estate Fund
Year ended March 31, 2007	950,031	18,297,188	817,973	20,065,192
Year ended March 31, 2006	1,544,111	9,654,009	654,882	11,853,002
Small Cap Fund
Year ended March 31, 2007	2,271,022	41,311,258	—	43,582,280
Year ended March 31, 2006	—	26,879,147	—	26,879,147

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Value and Restructuring Fund
Year ended March 31, 2007	$67,856,329	—	—	$67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Emerging Markets Fund
Year ended March 31, 2007	7,542,032	$51,557,835	—	59,099,867
Year ended March 31, 2006	5,914,106	—	—	5,914,106
International Fund
Year ended March 31, 2007	2,551,050	—	—	2,551,050
Year ended March 31, 2006	2,396,031	—	—	2,396,031
Pacific/Asia Fund
Year ended March 31, 2007	—	7,507,933	—	7,507,933
Year ended March 31, 2006	1,686,498	—	—	1,686,498

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007 (except for Real Estate Fund which is as of June 30, 2006), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Blended Equity Fund	$2,177,419	$28,873,282	—	$183,479,242	$214,529,943
Energy and Natural Resources Fund	25,942,703	5,914,104	—	49,203,236	81,060,043
Equity Income Fund	1,088,747	884,717	—	40,922,443	42,895,907
Equity Opportunities Fund	604,832	—	$(3,994,207)	55,567,607	52,178,232
Large Cap Growth Fund	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	6,619,753	—	115,014,431	124,700,402
Real Estate Fund(1)	2,382,464	3,734,876	—	52,564,605	58,681,945
Small Cap Fund	—	8,347,130	—	208,077,379	216,424,509
Value and Restructuring Fund	19,173,059	—	(48,831,557)	2,754,129,333	2,724,470,835
Emerging Markets Fund	163,806	4,133,434	(1,283,992)	400,039,421	403,052,669
International Fund	300,494	—	(56,371,355)	155,410,121	99,339,260
Pacific/Asia Fund	5,610,721	13,232,198	—	26,187,552	45,030,471

(1)	The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2007. The actual amounts to be distributed will not be determined until June 30, 2007, when the portfolio completes its tax year end.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Equity Opportunities Fund and Value and Restructuring Fund deferred, on a tax basis, post-October losses of $920,049 and $1,537,981, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Equity Opportunities Fund	—	—	—	—	$880,333	$2,193,825	$3,074,158
Large Cap Growth Fund	$18,217,588	$83,374,895	$22,030,449	$480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Fund	—	41,230,170	15,141,185	—	—	—	56,371,355

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Blended Equity Fund	$217,420,600	$185,732,555	$(2,253,948)	$183,478,607
Energy and Natural Resources Fund	455,510,724	(53,695,811)	(4,492,575)	49,203,236
Equity Income Fund	195,179,846	42,742,397	(1,820,088)	40,922,309
Equity Opportunities Fund	282,667,509	61,863,632	(6,296,602)	55,567,030
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Real Estate Fund	99,587,082	53,753,123	(1,188,518)	52,564,605
Small Cap Fund	490,771,821	213,733,622	(5,656,243)	208,077,379
Value and Restructuring Fund	5,383,591,798	2,919,161,151	(167,868,357)	2,751,292,794
Emerging Markets Fund	733,105,953	422,523,941	(22,515,838)	400,008,103
International Fund	485,599,739	163,788,088	(8,399,764)	155,388,324
Pacific/Asia Fund	181,886,730	32,072,384	(5,894,065)	26,178,319

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Energy and Natural Resources Fund, Large Cap Growth Fund, Small Cap Fund and Pacific/Asia Fund; 875 million shares of the International Fund; and 500 million shares each of Real Estate Fund and Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund, International Fund and Pacific/Asia Fund redeemed or exchanged 30 days or less after their date of purchase.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the Blended Equity Fund, Energy and Natural Resources Fund, Equity Income Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

	Blended Equity Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	756,712	$27,714,455	1,870,587	$68,518,652
Issued as reinvestment of dividends:
Shares	748,017	26,093,797	347,955	12,334,603
Redeemed:
Shares	(2,516,153)	(92,450,787)	(2,792,336)	(101,458,144)
Redemption fee	—	708	—	—

Net Increase (Decrease)	(1,011,424)	$(38,641,827)	(573,794)	$(20,604,889)

	Energy and Natural Resources Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	7,858,261	$196,905,145	11,735,419	$298,534,628
Issued as reinvestment of dividends:
Shares	3,247,628	72,274,154	2,467,953	61,748,177
Redeemed:
Shares	(9,844,958)	(240,193,110)	(7,186,594)	(180,363,041)
Redemption fee	—	3,316	—	—

Net Increase (Decrease)	1,260,931	$28,989,505	7,016,778	$179,919,764

	Equity Income Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	4,666,621	$41,851,327	8,070,602	$67,137,307
Subscription-in-kind	526,198	4,483,204	—	—
Retirement Shares	—	—	—	—
Issued as reinvestment of dividends:
Shares	77,298	675,808	115,326	946,155
Retirement Shares	1	15	3	21
Redeemed:
Shares	(4,395,745)	(38,945,714)	(7,466,868)	(62,372,729)
Retirement Shares	—	—	(20)	(159)
Redemption fee	—	70	—	—

Net Increase (Decrease)	874,373	$8,064,710	719,043	$5,710,595

	Equity Opportunities Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	11,404,243	$151,491,788	7,067,834	$81,801,143
Institutional Shares	944,747	12,184,733	682,540	8,048,568
Issued as reinvestment of dividends:
Shares	12,057	154,087	5,937	66,688
Institutional Shares	3,799	48,632	4,259	47,760
Redeemed:
Shares	(2,227,805)	(29,659,176)	(618,831)	(7,153,110)
Institutional Shares	(992,875)	(13,081,976)	(1,305,561)	(14,932,301)
Redemption fee	—	9,635	—	—

Net Increase (Decrease)	9,144,166	$121,147,723	5,836,178	$67,878,748

	Large Cap Growth Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	26,983,018	$268,887,660	33,887,361	$319,718,556
Institutional shares	1,518,333	15,997,075	—	—
Retirement Shares	172	1,807	—	—
Issued as reinvestment of dividends:
Shares	—	—	—	—
Institutional shares	—	—	—	—
Retirement Shares	—	—	—	—
Redeemed:
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Institutional shares	(10,095)	(106,750)	—	—
Retirement Shares	—	—	(20)	(161)
Redemption fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	3,915,673	$81,532,520	2,206,027	$39,222,163
Institutional Shares	174,817	3,499,002	1,449,107	26,024,928
Retirement Shares	51,153	1,086,065	—	—
Issued as reinvestment of dividends:
Shares	1,544	28,679	8,110	140,000
Institutional Shares	211	3,893	12,203	211,487
Retirement Shares	—	—	—	—
Redeemed:
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Retirement Shares	(118)	(2,475)	(10)	(162)
Redemption fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

	Real Estate Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	6,066,112	$67,240,470	2,543,667	$26,383,102
Issued as reinvestment of dividends:
Shares	910,832	9,232,819	503,603	5,093,280
Redeemed:
Shares	(4,921,193)	(54,217,167)	(4,046,632)	(41,844,650)
Redemption fee	—	5,256	—	—

Net Increase (Decrease)	2,055,751	$22,261,378	(999,362)	$(10,368,268)

	Small Cap Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	11,007,156	$202,519,992	7,764,353	$131,311,856
Retirement Shares	100,714	1,845,960	—	—
Issued as reinvestment of dividends:
Shares	873,688	15,909,286	431,637	7,363,728
Retirement Shares	211	3,801	3	53
Redeemed:
Shares	(6,873,489)	(126,011,173)	(7,277,592)	(122,756,430)
Retirement Shares	(4,702)	(85,527)	(10)	(153)
Redemption fee	—	2,829	—	—

Net Increase (Decrease)	5,103,578	$94,185,168	918,391	$15,919,054

	Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	40,342,962	$2,018,418,152	42,481,646	$1,944,842,088
Institutional Shares	2,608,744	127,478,205	1,588,442	71,855,109
Retirement Shares	62,302	3,214,887	18,213	867,236
Issued as reinvestment of dividends:
Shares	1,056,240	51,956,233	922,183	40,504,847
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Retirement Shares	99	4,928	26	1,182
Redeemed:
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Redemption fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

	Emerging Markets Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	28,426,163	$377,247,582	42,050,024	$456,622,978
Institutional Shares	889,054	12,242,049	2,017,803	17,803,340
Issued as reinvestment of dividends:
Shares	2,899,020	39,144,568	386,361	3,758,608
Institutional Shares	104,377	1,425,589	232	2,572
Redeemed:
Shares	(32,751,548)	(412,372,175)	(12,959,098)	(132,393,423)
Institutional Shares	(35,905)	(493,380)	(1,171)	(11,586)
Redemption fee	—	104,327	—	3,940

Net Increase (Decrease)	(468,839)	$17,298,560	31,494,151	$345,786,429

	International Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	12,392,725	$216,269,580	18,984,322	$280,689,209
Issued as reinvestment of dividends:
Shares	53,302	824,056	55,479	722,890
Redeemed:
Shares	(10,667,987)	(182,002,787)	(5,816,678)	(82,366,546)
Redemption fee	—	52,449	—	14,016

Net Increase (Decrease)	1,778,040	$35,143,298	13,223,123	$199,059,569

	Pacific/Asia Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	3,211,949	$36,092,669	9,073,692	$91,473,426
Issued as reinvestment of dividends:
Shares	244,088	2,750,870	64,603	565,926
Redeemed:
Shares	(6,281,359)	(69,083,541)	(3,276,867)	(32,167,866)
Redemption fee	—	30,100	—	2,893

Net Increase (Decrease)	(2,825,322)	$(30,209,902)	5,861,428	$59,874,379

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Blended Equity Fund, Energy and Natural Resources Fund, Equity Income Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund, Value and Restructuring Fund, Emerging Markets Fund, International Fund and Pacific/Asia Fund (nine portfolios of Excelsior Funds, Inc. and three portfolios of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

ADDITIONAL FEDERAL TAX INFORMATION

Other	Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	5.17%
Equity Income Fund	100.00%
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap Fund	98.82%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	4.79%
Equity Income Fund	100.00%
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap Fund	98.63%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Fund	100.00%
Pacific/Asia Fund	33.31%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Fund	Long Term Capital Gains
Blended Equity Fund	$61,776,418
Energy and Natural Resources Fund	58,470,040
Mid Cap Value and Restructuring Fund	7,547
Small Cap Fund	41,311,258
Emerging Markets Fund	51,557,837
Pacific/Asia Fund	7,507,933

The following Funds passed through the amounts of Foreign Tax Credits for the year ended March 31, 2007:

Fund	Foreign Tax Credits
Emerging Markets Fund	$1,906,057
International Fund	1,086,746

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation.

BOARD 2 — Director, Mission West Properties (commercial real estate). BOARD 3 — Director, TOUSA (home building). BOARD 4 — Director, Harris Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES
Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006. From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Blended Equity Fund — Shares	$1,000.00	$1,082.10	1.10%	$5.71
Energy and Natural Resources Fund — Shares	1,000.00	1,189.70	1.12	6.11
Equity Income Fund — Shares	1,000.00	1,086.00	1.09	5.67
Equity Opportunities Fund — Shares	1,000.00	1,111.80	1.04	5.48
Large Cap Growth Fund — Shares	1,000.00	1,075.10	1.20	6.21
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,096.40	1.13	5.91
Real Estate Fund — Shares	1,000.00	1,107.90	1.25	6.57
Small Cap Fund — Shares	1,000.00	1,119.50	1.23	6.50
Value and Restructuring Fund — Shares	1,000.00	1,121.10	1.04	5.50
Emerging Markets Fund — Shares	1,000.00	1,168.40	1.85	10.00
International Fund — Shares	1,000.00	1,129.10	1.50	7.96
Pacific / Asia Fund — Shares	1,000.00	1,116.10	1.61	8.49

Hypothetical 5% Return
Blended Equity Fund — Shares	1,000.00	1,019.45	1.10	5.54
Energy and Natural Resources Fund — Shares	1,000.00	1,019.35	1.12	5.64
Equity Income Fund — Shares	1,000.00	1,019.50	1.09	5.49
Equity Opportunities Fund — Shares	1,000.00	1,019.75	1.04	5.24
Large Cap Growth Fund — Shares	1,000.00	1,018.95	1.20	6.04
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,019.30	1.13	5.69
Real Estate Fund — Shares	1,000.00	1,018.70	1.25	6.29
Small Cap Fund — Shares	1,000.00	1,018.80	1.23	6.19
Value and Restructuring Fund — Shares	1,000.00	1,019.75	1.04	5.24
Emerging Markets Fund — Shares	1,000.00	1,015.71	1.85	9.30
International Fund — Shares	1,000.00	1,017.45	1.50	7.54
Pacific / Asia Fund — Shares	1,000.00	1,016.90	1.61	8.10

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-EQUITIES-0307

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

4

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

5

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

6

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Alternative Minimum Tax (AMT) outperformed non-AMT slightly, and short non-investment grade outperformed high grades. Along the yield curve spectrum, the two- to four-year part of the curve outperformed all other maturities.

Low interest rates, narrow inter-market long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. In the last quarter of the fiscal year, California was the largest issuer, bringing to market over $20 billion in new bonds. As a result, yields on in-state securities increased slightly more than those on national bonds, narrowing the yield differential between California and national municipals.

Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one- to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers have leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. Early in the year, the Fund was neutral to slightly short duration relative to the index, and extended out on the yield curve when the Fed began to migrate to a neutral stance on interest rates. The Fund maintained a longer duration until the first calendar quarter of 2007, when duration and average maturity were shortened in anticipation of increased California supply along with seasonal yield increases. The Fund’s underperformance was primarily due to the high overall quality of securities held and its avoidance of purchasing securities which are subject to AMT. Additionally, the Fund did not hold any leveraged securities. Cash was maintained at minimal levels.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain a shorter-duration profile than the index, with curve overweights concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed, and so are unwilling to add securities for little return.

Kathleen Meyer

Senior Vice President and

Senior Portfolio Manager

7

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index for the past ten fiscal year. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.03%
Net Expense Ratio	0.50%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

9

EXCELSIOR FUNDS, INC.	CORE BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The Portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed

Income Investments

10

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.30%
Net Expense Ratio	0.90%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

11

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Performance Summary

For the year ended March 31, 2007, the Merrill Lynch High Yield, Cash Pay Index returned almost 12%, with each quarter generating a positive return. Lower-rated credits (CCC and below) significantly outperformed, generating an 18% return for the year; BB-rated debt lagged modestly, returning about 10%. Declining interest rates, particularly in the September quarter, and stable equity markets from August through February were significant contributors to strong performance in high yield. Over the year, the spread of high yield versus U.S. Treasuries declined modestly, with a sharp contraction beginning in September, ending the year at 3.20%. That level is well below the longer term average of 4.75%. Default rates, a key driver of high yield spreads, declined from 2.8% to 1.6% during the year, to near record lows. The best performing sectors during the year were entertainment, automotive, retail, airlines, and cable TV. Rails, gaming, leisure, aerospace, and energy were the weakest performers. Every category generated a positive return for the year. New issue supply was $163 billion. Rating upgrades versus downgrades were fairly constant and slightly positive during the year.

Performance Attribution and Portfolio Positioning

For the fiscal year, the Excelsior High Yield Fund outperformed the Merrill Lynch High Yield, Cash Pay Index. Based on industry categories, the Fund was overweight some underperforming groups; but individual security selection, primarily low single B-rated and CCC-rated issuers in retail and telecom in particular, outperformed their industry categories and the Index. About 1.30% of the Fund’s performance was generated by Ormet Aluminum, a company that emerged from bankruptcy in April 2005; the Fund has held this name for several years. Several developments related to this holding in the 3rd and 4th calendar quarters of 2006 contributed importantly to the outperformance of this name. First, a significant distribution of common equity to original creditors (which included the Fund) was made. Second, a successful rights offering and a 10:1 stock split substantially enhanced the enterprise and per share value of Ormet. The Fund pared its holding in this name when the position grew to over 5% of the Fund as the valuation increased. The objective was to take some profits and moderate Fund volatility. At the end of the year, the holding was reduced to about 3%. We continue to believe there is significant potential upside in this name although probably not before the 3rd calendar quarter of this year.

Outlook

In spite of the current low spread versus U.S. Treasuries and the slowing economy, we remain moderately constructive on the high yield asset class. Over several decades, high yield spreads have tracked closely with default rates, with periods of divergence infrequent and short lived. For a number of recent months, high yield spreads have significantly exceeded default rates. We believe this is due to investor concern that default rates may rise sharply as a consequence of a slowing economy and the result of the recent sharp increase in low-rated debt (historically a precursor of rising defaults). Default rates over the last twelve months currently are near record low levels. We believe that the enormous refinancing of debt maturities at low interest rates that has occurred over the last several years will mitigate the negative effects of slow economic growth, particularly if the economy accelerates in the 2nd half of this year. High yield default rates projected out 12 months by Moody’s and S & P have continued to moderate and now are at levels that remain well below longer term averages. Current high yield spread levels are comparable to projected defaults a year from now. We believe actual defaults likely will fall below current estimates and thereby rationalize or even reduce current spreads. This assumes a modest and temporary economic slowdown. However, until investors become more confident that default rates will not increase sharply, a more cautious approach to high yield is appropriate.

A.K. Rodgers Ratcliffe, CFA

Senior Vice President and Senior Portfolio Manager

Adam Moss

Senior Vice President and Senior Portfolio Manager

12

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.29%
Net Expense Ratio	1.05%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

13

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Performance Summary

The Excelsior Intermediate-Term Bond Fund underperformed the Lehman Intermediate Government/Credit Index for the fiscal year ended March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

14

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups would inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed Income Investments

15

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.81%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

16

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. The Fund remained neutral to slightly long duration for most of the year, with most of the overweighting occurring in both the longer and four to six year part of the yield curve. Additionally, the Fund had a slight underweight in two- to three- years, which underperformed during the first half of the year, but significantly outperformed later in the year. Cash was kept in the 3% range in order to maximize yield. Although we strived to increase the Fund’s overall yield through the inclusion of higher yielding securities, the Fund remains of high investment quality. Thus, the Fund maintained a slightly lower yield than the Index throughout the year, with much of the gap due to AMT bonds and higher yielding sectors inherent in the Index. The Fund avoids holding bonds that are subject to the AMT. Additionally, our underweight in housing and airport bonds negatively impacted performance (note that the majority of bonds issued in these sectors are subject to the AMT). The Fund did not hold any leveraged securities during the fiscal year ending March 31, 2007.

Purchases were concentrated on bonds, with long maturities priced to a short call or to a short/intermediate average life. The Fund purchased both New Jersey Tobacco and Golden State Tobacco bonds, which were priced attractively relative to similar bonds issued by other states. While they carry long-term maturities, their turbo sinking fund nature results in an average life of 4.5 years. We believe these bonds offer higher than market yield, with the defensive characteristics of shorter securities. While we held a neutral position in California bonds throughout much of the year, more recently we sold in-state securities in anticipation of large new issue volume during the first half of 2007.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long-term planning and proactive budget management,

17

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

which should help provide ballast against any regional economic downturns, while the latter is expected to increase debt issuance over the coming quarter. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed; we are not willing to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

18

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.80%
Net Expense Ratio	0.65%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

19

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund was in line with its benchmark, net of fees. A duration that was slightly longer than the Merrill Lynch 22+ Year Municipal Index was maintained through much of the year. During the first half, the Fund maintained a duration underweight in the short end and an underweight in the long end. Yield remained lower than the Index, due to an underweighting in bonds subject to the AMT, as the Fund avoids holding securities which are subject to this tax. Additionally, AMT bonds are issued in higher-yielding sectors. Finally, the Fund was overweighted in California and New York bonds, both of which outperformed the market. Additionally, the Fund did not hold any leveraged securities.

The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), regional redevelopment (Hudson Yards, NY) and Bay Area Tolls. Additionally, the Fund purchased tobacco bonds in New Jersey and California that were priced attractively relative to similar bonds issued by other states. Their turbo sinking fund nature results in an average life significantly shorter than the overall maturity, and offers the defensive characteristics of shorter bonds.

In addition to increasing yield, purchases were focused across the yield curve in an attempt to diversify risk. As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Index for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short-term and long-term yields compressed.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long term planning and proactive budget management, which will help provide ballast

20

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

against any regional economic downturns. We plan to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed and we thus are not willing to add securities for little return. While we expect to maintain cash in the 5% area, over the near-term we will increase our cash exposure to take advantage of seasonal, tax related short-term yield hikes.

Pamela Hunter

Managing Director and Senior Portfolio Manager

21

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.02%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, with New York high yield securities returning slightly more than national. AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. New York new issue supply increased by 40% in the last quarter alone. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmarks net of fees. We maintained a duration slightly longer than the Indices for much of the year, until early December, when we switched to a neutral, and then slightly short duration. Much of the later underweighting occurred in the eight to twelve year part of the curve. Additionally, the Fund had a slight underweight in the top performing two to four year part of the curve. This was countered by an overweight in cash and five-year duration exposure. As BMA rates increased, the effect muted curve underperformance, which resulted in an overall positive curve contribution for the year. Although we have increased the Fund’s overall yield, the Fund remained lower in yield relative to the Indices; however, much of the gap was due to an underweight in AMT paper and the higher yielding sectors inherent in the Indices. The Fund avoids holding bonds that are subject to the AMT. The Fund was underweighted in the transportation sector, due to the concentration of NY agency issuers that fell under the auspices of the same obligor. Additionally, the Fund did not hold any leveraged securities.

Purchases were concentrated on bonds maturing across the yield curve, in order to diversify risk. The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), as well as regional redevelopment (Hudson Yards Redevelopment Project). As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Indices for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short term and long term yields compressed.

Later in the year, we sold some of our long positions in order to hedge against potential mass liquidation of the similar securities by leveraged arbitrageurs. Additionally, agency sales were concentrated in the ten-year part of the yield curve, thus shortening the average maturity of the fund by half a year.

23

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should the profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We will continue to migrate down the curve to take advantage of steepening from the short end. The State of New York has initiated long term planning and proactive budget management, which should help to provide ballast against any regional economic downturns. In anticipation of potential upgrades, we are concentrating our purchase on state agency debt, keeping in mind diversification restrictions. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the New York high yield market has had a stellar run, we believe that credit spreads are too compressed and are thus unwilling to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

24

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.98%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

25

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Performance Summary

The Excelsior Short-Term Government Fund in the fiscal year ending March 31, 2007, performed in line with its benchmark. The yield-to-maturity of 5.21% at the end of the period represented a yield advantage relative to the Lehman Brothers 1-3 Year Government Bond Index and a slightly longer duration.

Performance Attribution and Portfolio Positioning

The Fund remained overweight mortgage-backed securities throughout the period in an effort to capitalize on the significant yield advantage mortgages offer, especially in periods where rate volatility remains contained. Investments in this asset class included substantial concentrations in hybrid ARMs, so-called because of the fixed/floating-rate nature of their underlying loans. Hybrid ARMs offer similar yield advantages to fixed-rate mortgages but with a lower sensitivity to changes in interest rates. The floating rate nature of the underlying loans offers additional protection to the Fund should rates move substantially in either direction. Positions in callable agency debentures were added midway through the period. They too offer substantial benefits versus their non-callable counterparts when rates remain subdued.

The Fund currently maintains no exposure TIPs. TIPs have performed well of late, but continued vigilance on the part of the Fed should cap breakevens near current levels. We do not expect the circumstances that caused energy prices to spike recently to continue indefinitely. Positive carry seasonally prevalent in the TIPs sector does present an opportunity for the near term.

The combined percentage of mortgage-backed and asset-backed investments in the Fund is currently 58%. In addition to the hybrid ARMs mentioned earlier, positions exist in both premium-priced, non-amortizing fixed-rate mortgage securities and structured mortgage-backed assets with short final maturity dates. Both represent mortgage-backed cash flows that are more bulleted in nature than would otherwise be available in the mortgage-backed market and should perform well in the bull-steepening scenario that we expect to take place. Futures positions exist in the Fund to help protect against losses, should a steepening scenario transpire. The longer rates remain at current levels, the more pressure will begin to build.

Outlook

The U.S. economy has remained resilient in spite of continued deterioration in the housing sector. The Fed has resisted lowering rates in deference to increased concerns regarding the outlook for inflation. Uncertainty regarding the timing of this policy change has kept interest rates range-bound. Moreover, the Fed’s stance has subsequently caused the Treasury yield curve to remain inverted, with yields at the shorter end of the maturity spectrum higher than those at the longer end.

We believe, and market expectations are, that the Federal Reserve will eventually need to lower rates to keep the economy growing. Fallout from the current housing crisis has caused a general tightening of credit, which should ultimately cause the Fed to respond by cutting interest rates, thereby lowering all yields and steepening the yield curve.

Michael Zazzarino

Managing Director and Senior

Portfolio Manager

26

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

27

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds on the short end of the curve, doubling the return of investment-grades, and AMT bonds slightly outperformed non-AMT. Along the yield curve spectrum, the four to six year part of the curve was the short end’s top-performing maturity range.

Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market. As a result, the increase in tender option bond programs created for this buying universe also resulted in new variable rate demand note programs (the floating rate portion of tender option bonds), resulting in higher short term yields, as measured by the Bond Market Association’s Index of tax-exempt money market rates.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed the benchmark net of fees. The Fund’s duration remained approximately a half year short relative to the Index, with most of the underweighting occurring in the five-year part of the yield curve. As a result, the Fund underperformed the Index. Yields were slightly lower than the Index, due primarily to the AMT holdings in the Index as well as the shorter maturity. Newly created variable rate demand note programs (the floating side of tender option securities) kept BMA rates relatively high; thus, the Fund did not suffer yield underperformance. The Fund avoids holding bonds that are subject to the AMT. Most of the high-yielding sectors fall within the AMT; thus, we did not gain the price appreciation realized by much of the non- and lower-investment-grade sectors. Additionally, the Fund did not hold any leveraged securities. At year end, the Fund held a cash equivalent position of 7%.

Purchases were concentrated on bonds offering higher yields within non-AMT sectors. The Fund added exposure to the tobacco bond sector by purchasing New Jersey Tobaccos with a final maturity of 2010. As the yield curve inverted, we sold longer securities that yielded less than the BMA cash rate.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should leveraged tender option bond programs begin to unwind, it is likely that variable-rate demand note programs (the floating rate piece of fixed rate synthetics) would be collapsed in turn, creating less cash equivalent supply in the municipal bond market. As we approach the tax season, seasonal selling of municipal money market funds to meet tax

28

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

obligations should keep pressure on BMA rates near term. Because the forces of supply and demand may be neutralized this year, the Fund is likely to keep cash at around 10% until the high tax season has passed.

Pamela Hunter

Managing Director and Senior Portfolio Manager

29

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

30

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — 85.19%
$1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBAC)	5.00%	10/01/13	$1,619,700
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,046,330
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,051,040
1,500,000	California State Department of Water Resources Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	1,576,620
3,000,000	California State Economic Recovery, General Obligation Bonds, Series B, (Mandatory Put 07/01/07 @ 100)	5.00	07/01/23	3,009,720
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,096,950
750,000	California State General Obligation Bonds	6.25	04/01/08	769,928
2,000,000	California State General Obligation Bonds	5.00	02/01/11	2,095,480
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,069,600
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,074,110
3,000,000	California Statewide Communities Development Authority Revenue Bonds, John Muir Health, Series A	5.00	08/15/17	3,203,250

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15%	08/01/09	$1,057,010
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,022,300
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,037,644
1,000,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	1,007,180
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,664,674
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,074,110
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,022,110
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,072,380
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,039,970
1,500,000	Los Angeles, California, Waste Water System Revenue Bonds, Series B, (MBIA)	5.00	06/01/10	1,566,660

See Notes to Financial Statements.

31

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50%	06/15/12	$1,044,200
1,150,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC)	6.20	02/14/11	1,240,770
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,123,331
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,062,210
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,059,840
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,001,730
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,058,850
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00	06/15/08	1,018,210
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,074,290
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,187,860

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bond, (FSA)	4.00%	08/15/12	$1,021,280
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,094,468
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25	07/01/09	1,031,100
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,028,490

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,162,886)			48,223,395

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 11.13%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @ 101)	5.00	10/01/26	2,138,220
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.25	12/01/17	1,086,410
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @ 101)	5.00	05/01/14	3,076,860

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $6,378,711)			6,301,490

See Notes to Financial Statements.

32

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Shares		Value
REGISTERED INVESTMENT COMPANIES — 2.62%
1,026,164	BlackRock California Money Fund	$1,026,164
455,820	Federated California Money Fund	455,820

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,481,984)	1,481,984

TOTAL INVESTMENTS (Cost $56,023,581)	98.94%	$56,006,869
OTHER ASSETS IN EXCESS OF LIABILITIES	1.06	598,358

NET ASSETS	100.00%	$56,605,227

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 11% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	65.66%	$37,166,263
General Obligation Bonds	17.66	9,997,292
Prerefunded	11.13	6,301,490
Registered Investment Companies	2.62	1,481,984
Certificates of Participation	1.87	1,059,840

Total Investments	98.94%	$56,006,869
Other Assets in Excess of Liabilities	1.06	598,358

Net Assets	100.00%	$56,605,227

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	07/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	04/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,600,000	TCI Communications, Inc.	9.80%	02/01/12	$3,078,156
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820
2,496,422	Pool # J01383	5.50	03/01/21	2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
$203,140	Pool # 251502	6.50%	02/01/13	$208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438
1,895,300	Pool # 844901	4.50	10/01/20	1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
$317,132	Pool # 2562	6.00%	03/20/28	$322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

	U.S. TREASURY NOTES — 11.48%
520,000	(f)	4.63	09/30/08	519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75	$1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)	1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund	21,150,173
21,150,172	Fidelity U.S. Treasury II Fund	21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)	42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	$551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
Short —
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	TOTAL FUTURES CONTRACTS (Total notional amount $14,037,475)	$14,078,203	$40,728

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements

37

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 89.98%
	ADVERTISING PERIODICALS — 2.74%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,092,500
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,080,000

				3,172,500

	CABLE TV — 1.80%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,032,500
1,000,000	NTL Cable plc	9.13	08/15/16	1,055,000

				2,087,500

	CASINO HOTELS — 7.76%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,040,000
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	980,000
1,500,000	Majestic Star llc.	9.75	01/15/11	1,428,750
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,068,750
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Station Casinos, Inc.	6.63	03/15/18	890,000
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,515,000

				9,002,500

	CELLULAR TELECOM — 1.19%
330,000	American Cellular Corp.	10.00	08/01/11	349,388
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,030,000

				1,379,388

	CHEMICALS – DIVERSIFIED — 1.39%
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,095,000
500,000	Nell AF Sarl(a)	8.38	08/15/15	521,250

				1,616,250

	CHEMICALS – SPECIALTY — 0.91%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	1,060,000

	COAL — 1.70%
1,000,000	Massey Energy Co.	6.88	12/15/13	948,750
1,000,000	Peabody Energy Corp., Series B	6.88	03/15/13	1,017,500

				1,966,250

	COMMERCIAL SERVICES — 1.77%
1,000,000	Iron Mountain, Inc.	8.63	04/01/13	1,029,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,020,000

				2,049,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMPUTER SERVICES — 0.94%
$1,000,000	Sungard Data Systems, Inc.	10.25%	08/15/15	$1,091,250

	CONTAINERS – METAL/GLASS — 1.78%
1,000,000	Crown Americas	7.75	11/15/15	1,040,000
1,000,000	Owens-Brockway Glass Containers	8.88	02/15/09	1,020,000

				2,060,000

	CONTAINERS – PAPER/PLASTIC — 2.66%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,015,000
1,000,000	Jefferson Smurfit Corp.	7.50	06/01/13	970,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,100,000

				3,085,000

	COSMETICS & TOILETRIES — 1.21%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,398,750

	DISTRIBUTION/WHOLESALE — 0.87%
1,000,000	Nebraska Book Co.	8.63	03/15/12	1,007,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 0.89%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,035,000

	ELECTRIC – GENERATION — 1.38%
1,500,000	AES Corp.	9.50	06/01/09	1,597,500

	ELECTRONIC COMPONENTS – SEMICONDUCTORS — 2.19%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,042,500
500,000	Freescale Semiconductor(a)	8.88	12/15/14	500,625
1,000,000	Freescale Semiconductor(a)	9.13	12/15/14	992,500

				2,535,625

	FINANCE – AUTO LOANS — 3.00%
1,354,000	Ford Motor Credit Co.(a)	9.75	09/15/10	1,426,225
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	2,052,842

				3,479,067

	FINANCE – INVESTMENT BNKR/BRKR — 0.06%
60,000	BCP Crystal Holdings Corp.	9.63	06/15/14	68,155

	FOOD & KINDRED PRODUCTS — 0.85%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	982,500

See Notes to Financial Statements.

38

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD – MISCELLANEOUS AND DIVERSIFIED — 1.78%
$1,000,000	Del Monte Corporation	8.63%	12/15/12	$1,040,000
1,000,000	Del Monte Corporation	6.75	02/15/15	988,750
40,000	Dole Foods Co.	7.25	06/15/10	38,200

				2,066,950

	FUNERAL SERVICES & RELATED ITEMS — 1.30%
1,500,000	Service Corp. International	7.00	06/15/17	1,511,250

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.90%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	1,043,750

	HOME FURNISHINGS — 1.79%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,052,500
1,000,000	Simmons Co.	7.88	01/15/14	1,025,000

				2,077,500

	MACHINERY – FARM — 0.45%
500,000	Case New Holland, Inc.	7.13	03/01/14	520,000

	MACHINERY – GENERAL INDUSTRIAL — 0.88%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL – HOSPITALS — 0.90%
1,000,000	HCA, Inc.	8.75	09/01/10	1,048,750

	MULTI-LINE INSURANCE — 1.97%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,285,349

	MUSIC — 1.31%
1,600,000	Warner Music Group	7.38	04/15/14	1,524,000

	OFFICE AUTOMATION & EQUIPMENT — 3.14%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,045,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,020,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,573,125

				3,638,125

	PAPER & RELATED PRODUCTS — 0.86%
1,000,000	Mercer International, Inc.	9.25	02/15/13	1,002,500

	PHYSICIANS PRACTICE MANAGEMENT — 3.18%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,140,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	533,750
1,000,000	US Oncology Holdings, Inc.(b)	10.58	03/15/15	1,020,000

				3,693,750

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PIPELINES — 1.75%
$1,500,000	Semgroup L.P.(a)	8.75%	11/15/15	$1,522,500
500,000	Williams Cos.(a)	6.38	10/01/10	506,875

				2,029,375

	RACETRACKS — 0.84%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	970,000

	RENTAL AUTO/EQUIPMENT — 2.68%
1,000,000	Avis Budget Car Rental(a)	7.75	05/15/16	1,020,000
1,000,000	Rental Service Corp.(a)	9.50	12/01/14	1,065,000
1,000,000	United Rentals, Inc.	7.75	11/15/13	1,027,500

				3,112,500

	RESORTS/THEME PARKS — 0.89%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,031,250

	RETAIL – APPAREL/SHOE — 1.10%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,275,000

	RETAIL – ARTS & CRAFTS — 0.93%
1,000,000	Michaels Stores, Inc.(a)	11.38	11/01/16	1,077,500

	RETAIL – DRUG STORE — 2.51%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,085,000
1,000,000	Rite Aid Corp.	8.63	03/01/15	946,250
1,000,000	Rite-Aid Corp.	6.88	08/15/13	880,000

				2,911,250

	RETAIL – MAJOR DEPARTMENT STORE — 1.90%
1,000,000	Neiman Marcus Group, Inc.	9.00	10/15/15	1,095,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,112,500

				2,207,500

	RETAIL – TOY STORE — 1.11%
1,500,000	Toys R Us	7.38	10/15/18	1,290,000

	RETAIL – VIDEO RENTAL — 1.74%
2,000,000	Blockbuster, Inc.(b)	9.00	09/01/12	2,020,000

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance plc	7.63	06/30/12	677,625
2,000,000	Intelsat Bermuda Ltd.	11.25	06/15/16	2,270,000

				2,947,625

	SCHOOLS — 1.27%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,473,750

See Notes to Financial Statements.

39

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	SPECIAL PURPOSE ENTITY — 6.62%
$5,580,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)(b)	7.55%	05/01/16	$5,673,856
2,000,000	Wimar OPCO LLC(a)(c)	9.63	12/15/14	2,007,500

				7,681,356

	TELECOM SERVICES — 0.89%
1,000,000	West Corp(a)	9.50	10/15/14	1,035,000

	TELEPHONE – INTERGRATED — 8.71%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,045,000
2,000,000	Citizens Communications	9.25	05/15/11	2,229,999
649,000	Consolidated Communications Holding	9.75	04/01/12	687,129
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,642,500
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,337,500
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,077,500
1,000,000	Windstream Corp.	8.63	08/01/16	1,093,750

				10,113,378

	TRAVEL SERVICES — 0.95%
1,000,000	Travelport, Inc.(a)	11.88	09/01/16	1,096,250

	TOTAL CORPORATE BONDS (Cost $101,609,771)			104,377,393

BANK LOANS — 0.44%
	MISCELLANEOUS MANUFACTURING — 0.44%
500,000	IPC Acquisition Corp.(b)(d)	11.86	09/29/14	507,500

	TOTAL BANK LOANS (Cost $500,000)			507,500

Shares
COMMON STOCK — 2.57%
	METAL – ALUMINUM — 2.57%
152,380	Ormet Corp.			2,979,029

	TOTAL COMMON STOCK (Cost $1,219,040)			2,979,029

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.12%
	FEDERAL HOME LOAN BANK — 6.12%
$7,100,000	Discount Note	0.00%	04/02/07	$7,097,059

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,099,020)			7,097,059

TOTAL INVESTMENTS (Cost $110,427,831)	99.11%	$114,960,981
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,035,924

NET ASSETS	100.00%	$115,996,905

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,453,831 or 21.94% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Fair valued as of March 31, 2007.

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

LLC—limited liability company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

40

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	39.66%	$46,015,698
Telecommunication	11.71	13,582,766
Materials	9.73	11,281,529
Information Technology	8.34	9,675,125
Industrials	7.99	9,263,375
U.S. Government & Agency Obligations	6.12	7,097,059
Health Care	5.39	6,253,750
Consumer Staples	3.83	4,448,200
Financials	3.26	3,779,729
Energy	1.70	1,966,250
Utilities	1.38	1,597,500

Total Investment	99.11%	$114,960,981
Other Assets in Excess of Liabilities	0.89	1,035,924

Net Assets	100.00%	$115,996,905

See Notes to Financial Statements

41

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.96%
$2,200,000	Capital Auto Receivables Asset Trust 2006-SN1AC B(a)	5.50%	04/20/10	$2,210,762
2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70	06/15/11	2,037,420
233,473	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.59	04/25/33	233,618

	TOTAL ASSET BACKED SECURITIES (Cost $4,564,135)			4,481,800

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.43%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 2.87%
1,572,211	Bear Stearns ARM, 2004-1 11A3(b)	6.09	04/25/34	1,587,991
3,185,790	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	3,195,248
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.68	05/25/35	3,277,431
2,213,850	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,172,114
3,249,439	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A(b)	5.54	02/25/35	3,197,586

				13,430,370

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.70%
3,316,447	R001 AE	4.38	04/15/15	3,253,628

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.68%
3,200,000	2003-17 QT	5.00	08/25/27	3,178,156

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.18%
10,355,000	2004-45 B	5.18	05/16/28	10,340,594
2,800,000	2005-10 MW	4.67	09/16/25	2,742,903
2,925,000	2005-14 B	4.48	08/16/32	2,861,550
3,573,957	2006-55 AB	5.25	07/16/29	3,577,522

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,806,101)			19,522,569

				39,384,723

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.26%
$4,350,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$4,226,824
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,208,973
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,044,938
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)(b)	5.88	12/15/35	3,401,175
1,292,475	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	1,293,703
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1C	6.59	05/15/33	3,988,095
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ(b)	4.99	09/12/37	6,993,127
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,324,239
5,430,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.30	12/15/44	5,421,837
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,017,691
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,072,803
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	4,527,693
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,503,684

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61%	12/15/35	$6,406,907
1,719,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	1,710,645
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,790,514
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A	5.11	07/15/42	6,118,731
4,267,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	4,251,918

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $72,484,005)			71,303,497

CORPORATE BONDS — 16.93%
2,550,000	Alcan, Inc	5.00	06/01/15	2,445,868
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,701,446
1,900,000	Bear Stearns Co., Inc.	5.35	02/01/12	1,903,724
2,680,000	Bottling Group LLC	5.50	04/01/16	2,695,087
1,190,000	Caterpillar, Inc.	5.70	08/15/16	1,214,128
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	511,250
3,845,000	Cisco Systems, Inc	5.50	02/22/16	3,871,600
890,000	CIT Group, Inc.(b)	6.10	03/15/67	857,877
3,000,000	CVS Lease Pass Through Trust	6.13	08/15/16	3,102,273
4,750,000	Deutsche Telekom International Finance	5.38	03/23/11	4,776,169
4,000,000	Diageo Capital plc	4.38	05/03/10	3,921,408
2,380,000	Federal Express Corp.	5.50	08/15/09	2,398,171
1,000,000	Federated Retail Holding	5.35	03/15/12	997,382
1,400,000	Ford Motor Credit Co.	8.63	11/01/10	1,428,729
3,955,000	General Electric Capital Corp., MTN	5.40	02/15/17	3,958,389
500,000	Iron Mountain, Inc.	8.63	04/01/13	514,500

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$3,790,000	JP Morgan Chase & Co.	5.15%	10/01/15	$3,705,961
2,960,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	2,899,501
780,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	781,614
2,645,000	Nisource Finance Corp.	5.25	09/15/17	2,498,097
4,025,000	Oracle Corp.	5.25	01/15/16	3,969,065
5,150,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	5,067,007
2,050,000	Southern Co.	5.30	01/15/12	2,063,663
1,530,000	Sprint Capital Corp.	8.38	03/15/12	1,707,065
4,290,000	Target Corp.	5.88	07/15/16	4,414,718
3,595,000	TCI Communications, Inc.	9.80	02/01/12	4,256,142
1,125,000	Telefonica Emisiones Sau	6.42	06/20/16	1,174,190
2,415,000	Time Warner, Inc.	9.15	02/01/23	3,007,984
1,110,000	Virginia Electric Power	5.40	01/15/16	1,098,449
2,000,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,992,498
1,000,000	Xerox Corp	6.40	03/15/16	1,028,525
2,125,000	YUM! Brands, Inc.	6.25	04/15/16	2,183,922
975,000	Zions Bancorp	5.50	11/16/15	958,445

	TOTAL CORPORATE BONDS (Cost $78,815,235)			79,104,847

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.51%
	FEDERAL HOME LOAN BANK — 9.71%
10,000,000		5.00	10/16/09	9,977,570
8,700,000		5.19	02/22/10	8,681,791
26,525,000		5.30	10/27/11	26,710,622

				45,369,983

	FREDDIE MAC — 1.80%
3,355,000		5.13	07/15/12	3,400,158
5,000,000	MTN	5.25	02/24/11	5,011,315

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $53,547,635)			53,781,456

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 13.08%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.76%
3,578,819	Pool # 1G1026 ARM(b)	5.91	07/01/36	3,602,168
3,135,818	Pool # A36827	5.00	08/01/35	3,033,669
379,129	Pool # G18136	6.00	08/01/21	385,438
1,204,495	Pool # J03619	6.00	10/01/21	1,224,542

				8,245,817

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 9.37%
$2,630,000	Pool # 385538	4.79%	11/01/12	$2,571,221
586,322	Pool # 545290	7.50	10/01/16	604,267
3,260	Pool # 578823	5.50	04/01/31	3,233
2,465,257	Pool # 704372 ARM(b)	4.51	05/01/33	2,437,649
5,003,739	Pool # 805386 ARM(b)	4.86	01/01/35	5,002,786
2,506,462	Pool # 811528	5.00	11/01/20	2,472,702
5,981,172	Pool # 831192	5.00	11/01/20	5,898,093
8,989,624	Pool # 851149	5.00	04/01/21	8,865,670
2,290,402	Pool # 868986(d)	5.00	05/01/21	2,258,821
179,451	Pool # 872534	6.00	06/01/36	180,782
9,400,924	Pool # 879122	5.00	05/01/21	9,271,299
4,190,123	Pool # 892882 ARM(b)	5.86	07/01/36	4,223,082

				43,789,605

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.95%
12,609	Pool # 195801	8.50	01/15/17	13,496
8,473	Pool # 195833	8.50	04/15/17	9,069
2,493,668	Pool # 3319	5.00	12/20/32	2,421,277
1,398	Pool # 334299	8.00	05/15/23	1,481
3,067,835	Pool # 3442	5.00	09/20/33	2,978,679
302,203	Pool # 367412	6.00	11/15/23	306,523
1,316,805	Pool # 604726	4.50	10/15/33	1,248,410
2,237,273	Pool # 608288	4.50	09/15/33	2,121,069

				9,100,004

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $61,068,386)			61,135,426

U.S. TREASURY NOTES — 27.16%
5,130,000		3.13	04/15/09	4,983,513
10,440,000		4.00	04/15/10	10,280,143
110,310,000	(e)	4.50	02/28/11	110,159,207
1,540,000		4.25	11/15/14	1,503,425

				121,942,775

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $125,470,139 )			126,926,288

Shares		Value
REGISTERED INVESTMENT COMPANIES — 6.26%
14,615,789	Dreyfus Government Cash Management Fund	$14,615,789
14,615,788	Fidelity U.S. Treasury II Fund	14,615,788

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $29,231,577)	29,231,577

TOTAL INVESTMENTS (Cost $464,987,213)	99.59%	$465,349,614
OTHER ASSETS IN EXCESS OF LIABILITIES	0.41	1,926,229

NET ASSETS	100.00%	$467,275,843

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $8,943,060 or 1.91% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable	Rate Mortgage
LLC—Limited	Liability Company
MTN—Medium	Term Note
plc—Public	Limited Company

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
120	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $24,543,862)	$24,586,875	$43,013
Short —
(40)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(4,475,681))	(4,450,000)	25,681

	TOTAL FUTURES CONTRACTS (Total notional amount $20,068,181)	$20,136,875	$68,694

See Notes to Financial Statements.

44

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.75%	$241,843,170
Corporate Bonds	16.93	79,104,847
Commercial Mortgage-Backed Securities	15.26	71,303,497
Collateralized Mortgage Obligations	8.43	39,384,723
Registered Investment Companies	6.26	29,231,577
Asset Backed Securities	0.96	4,481,800

Total Investments	99.59%	$465,349,614
Other Assets in Excess of Liabilities	0.41	1,926,229

Net Assets	100.00%	$467,275,843

See Notes to Financial Statements.

45

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 4.43%
$9,000,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$9,000,000
8,400,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	8,400,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $17,400,000)			17,400,000

TAX-EXEMPT SECURITIES — 87.99%
1,000,000	Arkansas State Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, (AMBAC)(b)	0.00	07/01/23	492,710
10,000,000	California State Bay Area Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes, (FGIC)	5.00	08/01/17	10,753,900
4,740,000	California State General Obligation Bonds	5.00	06/01/08	4,819,822
10,000,000	California State General Obligation Bonds	5.00	12/01/16	10,844,200
5,000,000	California State General Obligation Bonds	5.00	08/01/21	5,292,700
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,543,700
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	10,841,000
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)	5.00	07/01/14	3,016,018

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$6,200,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25%	04/01/08	$6,300,564
10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds Department of Environmental Protection- Preservation 2000, Series A, (FSA)	6.00	07/01/13	11,246,999
10,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	10,386,900
5,000,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	5.25	09/01/19	5,550,050
4,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series A-1	4.50	06/01/27	3,901,480
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,815,700
5,000,000	Houston, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	4.50	02/15/25	5,023,500
2,000,000	Illinois State Toll Highway Authority Revenue Bonds, Senior Priority, Series A-1, (FSA)	5.00	01/01/18	2,159,560
5,000,000	Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Clarian Health Obligation Group, Series B	5.00	02/15/22	5,232,900
10,375,000	Jackson County, Missouri, Special Obligation Revenue Bonds, Harry S. Truman Sports Complex, (AMBAC)	5.00	12/01/09	10,739,578

See Notes to Financial Statements.

46

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Jefferson County, Colorado, School District General Obligation Bonds (MBIA)	6.50%	12/15/11	$11,228,500
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,770,100
5,370,000	Massachusetts State Construction Loan General Obligaton Bonds, Series C	5.00	05/01/16	5,821,939
5,040,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue Bonds, (XLCA)	5.00	07/01/19	5,405,753
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program Series I, (FSA)	5.25	10/15/14	10,843,500
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B, (AMBAC)	5.00	11/15/14	6,149,000
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	10,831,700
3,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.25	06/01/11	3,001,770
10,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	9,817,800
4,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA-CR)	5.25	12/15/22	4,513,480
9,530,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Grant Anticipation Bonds, Series A, (FGIC)	5.00	06/15/10	9,902,718

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38%	06/15/16	$10,794,600
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA)	5.25	05/15/11	10,617,400
5,790,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Parking Facilities Expansion Project, (MBIA)	5.00	12/01/26	6,154,307
5,070,000	Pennsylvania State, General Obligation Bonds, Series 4	5.00	07/01/09	5,215,763
5,000,000	Puerto Rico Commonwealth Public Improvement General Obligation Bonds, Series B	5.25	07/01/16	5,438,300
10,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds	5.00	02/01/17	10,707,300
8,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	8,291,280
7,600,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(b)	0.00	01/15/12	6,345,316
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,282,350
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,623,000
12,150,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00	07/01/21	13,056,268

See Notes to Financial Statements.

47

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00%	07/01/25	$2,130,220
2,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.25	12/15/23	2,211,940
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	5,071,014
3,500,000	Texas State Transportation Commission Revenue Bonds, First Tier	5.00	04/01/08	3,546,620
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,308,040
6,285,000	Virginia State Public School Authority Revenue Bonds, 1997 Resolution, Series C	5.00	08/01/16	6,813,946
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,493,500

	TOTAL TAX-EXEMPT SECURITIES (Cost $341,055,657)			345,348,705

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 6.48%
12,000,000	Chicago, Illinois, Public Improvements General Obligation Bonds, (Prerefunded 01/01/08 @ 102)	5.25	01/01/27	12,376,680
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,691,431

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$5,000,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38%	07/15/39	$5,344,650

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $25,457,385)			25,412,761

Shares
REGISTERED INVESTMENT COMPANIES — 0.03%
102,148	BlackRock Muni Fund			102,148
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $102,149)			102,149

TOTAL INVESTMENTS (Cost $384,015,191)	98.93%	$388,263,615
OTHER ASSETS IN EXCESS OF LIABILITIES	1.07	4,199,410

NET ASSETS	100.00%	$392,463,025

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Bond.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

FSA-CR—Financial Security Assurance Custodial Receipts

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

PSF-GTD—Public School Fund—Guaranteed

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

See Notes to Financial Statements.

48

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

At March 31, 2007, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
California	14.85%	$58,277,568
Texas	11.64	45,692,653
New York	9.99	39,213,690
New Jersey	9.70	38,067,468
Florida	8.46	33,193,960
Missouri	6.61	25,926,066
Colorado	5.55	21,772,200
Michigan	5.49	21,550,950
South Carolina	4.05	15,905,350
Illinois	3.70	14,536,240
Virginia	3.34	13,114,510
Hawaii	2.76	10,815,700
Washington	2.67	10,493,500
Oklahoma	2.29	9,000,000
Alaska	2.14	8,400,000
Massachusetts	1.48	5,821,939
Puerto Rico	1.39	5,438,300
Indiana	1.33	5,232,900
Pennsylvania	1.33	5,215,762
Arkansas	0.13	492,710
Registered Investment Companies	0.03	102,149

Total Investments	98.93%	$388,263,615
Other Assets in Excess of Liabilities	1.07	4,199,410

Net Assets	100.00%	$392,463,025

See Notes to Financial Statements

49

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.98%
$1,400,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$1,400,000
1,200,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	1,200,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,600,000)			2,600,000

TAX-EXEMPT SECURITIES — 75.50%
2,500,000	California Statewide Communities Development Authority Revenue Bonds, Southern California Edison Co., Series A, (XLCA), (Mandatory Put 04/01/13 @ 100)	4.10	04/01/28	2,538,500
2,000,000	Chicago, Illinois, General Obligation Bonds, (FGIC)	5.25	01/01/28	2,069,420
1,000,000	Cincinnati, Ohio, City School District General Obligation Bonds, Classroom Construction & Improvements (FGIC)	5.25	12/01/30	1,156,430
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00	06/15/15	3,226,620
2,500,000	Detroit, Michigan, City School District General Obligation Bonds School Building & Improvement, Series A, (FSA)	5.00	05/01/17	2,683,475
2,000,000	District Of Columbia, General Obligation Bonds, Series A, (MBIA)	5.25	06/01/27	2,046,780
2,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	2,077,380

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,800,000	Fort Bend, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	5.38%	02/15/24	$1,846,548
650,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00	02/15/39	666,335
3,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	3,212,850
1,500,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds(b)(c)	5.50	09/01/36	1,573,770
1,000,000	Massachusetts State Construction Loan General Obligation Bonds, Series C	5.00	05/01/16	1,084,160
2,000,000	Michigan State Hospital Finance Authority Revenue Bonds, Henry Ford Health Systems, Series A	5.25	11/15/32	2,127,160
1,000,000	Montgomery, Alabama, Medical Clinic Board Health Care Facility Revenue Bonds, Jackson Hospital & Clinic	4.75	03/01/36	984,500
500,000	New Hampshire Health & Education Facilities Authority Revenue Bonds, The Memorial Hospital	5.25	06/01/36	518,995
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	1,963,560
2,000,000	New York City, New York, General Obligation Bonds, Series M	5.00	04/01/22	2,110,440
2,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium — Pilot, (AMBAC)	5.00	01/01/46	2,107,080

See Notes to Financial Statements.

50

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York Metropolitan Transportation Authority Revenue Bonds, Series A, (AMBAC)	5.50%	11/15/14	$2,235,480
2,000,000	New York State Dormitory Authority Revenue Bonds, Non-State Supported Debt, New York University Hospital Center, Series A	5.00	07/01/20	2,085,180
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,117,480
2,000,000	Purdue University, Indiana, Certificates of Participation	5.25	07/01/22	2,251,360
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(d)	0.00	01/15/12	2,087,275
1,500,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/20	1,614,495
1,250,000	Tennessee Energy Acquisition Corp. Gas Revenue Bonds, Series A	5.25	09/01/26	1,384,200
1,500,000	University of California Revenue Bonds, Series J, (MBIA)	5.00	05/15/12	1,596,510

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,810,333)			49,365,983

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 18.28%
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,197,310
2,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/01/14	2,200,800

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)	5.50%	06/15/23	$3,299,940
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,250,560

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $11,695,844)			11,948,610

Shares
REGISTERED INVESTMENT COMPANIES — 0.49%
319,451	BlackRock Muni Fund			319,451
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $319,452)			319,452

TOTAL INVESTMENTS (Cost $63,425,629)	98.25%	$64,234,045
OTHER ASSETS IN EXCESS OF LIABILITIES	1.75	1,142,205

NET ASSETS	100.00%	$65,376,250

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $1,573,770 or 2.41% of net assets.
(c)	Represents an illiquid security as of March 31, 2007.
(d)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

XLCA—XL Capital Assurance

See Notes to Financial Statements.

51

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 18% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	19.66%	$12,856,460
California	9.52	6,222,285
New Jersey	8.05	5,263,500
Texas	7.71	5,043,858
Michigan	7.36	4,810,635
Tennessee	7.03	4,597,050
Pennsylvania	4.97	3,250,560
Nevada	4.93	3,226,620
Indiana	4.46	2,917,695
Florida	3.18	2,077,380
Illinois	3.17	2,069,420
District Of Columbia	3.13	2,046,780
Missouri	2.47	1,614,495
Connecticut	2.41	1,573,770
Oklahoma	2.14	1,400,000
Alaska	1.84	1,200,000
Ohio	1.77	1,156,430
Massachusetts	1.66	1,084,160
Alabama	1.51	984,500
New Hampshire	0.79	518,995
Registered Investment Companies	0.49	319,452

Total Investments	98.25%	$64,234,045
Other Assets in Excess of Liabilities	1.75	1,142,205

Net Assets	100.00%	$65,376,250

See Notes to Financial Statements

52

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 2.97%
$2,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, (SPA: Dexia Credit Local)(a)	3.65%	11/01/35	$2,000,000
1,700,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 2, (SPA: JP Morgan Chase & Co.)(a)	3.76	05/01/19	1,700,000
500,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation Series 5, (SPA: Bayerische Landesbank)(a)	3.75	08/01/24	500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $4,200,000)			4,200,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES – BACKED BY LETTERS OF CREDIT — 4.17%
1,400,000	Long Island Power Authority, New York Electric System Revenue Bonds, Sub-Series 2B, (BAYERISCHE LANDESBANK)(a)	3.74	05/01/33	1,400,000
3,500,000	New York State Dormitory Authority Revenue Bonds, Oxford University, (LANDESBANK HESSEN)(a)	3.80	07/01/23	3,500,000
1,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Sub-Series G2, (BNP PARIBAS)(a)	3.79	11/01/26	1,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $5,900,000)			5,900,000

TAX-EXEMPT SECURITIES — 74.07%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,738,651

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$5,000,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)	5.25%	11/15/15	$5,489,100
4,000,000	New York City, New York, General Obligation Bonds, Series C	5.00	01/01/15	4,285,840
2,430,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/19	2,572,374
850,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/19	917,261
1,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/20	1,074,950
2,280,000	New York City, New York, Metropolitan Transportation Authority Revenue Bonds, (CIFG)	5.00	11/15/22	2,441,584
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	5,397,300
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13	06/15/19	4,236,160
2,150,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/01/10	2,266,466
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,207,330

See Notes to Financial Statements.

53

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series B	5.25%	08/01/17	$2,154,580
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series S-1	5.00	07/15/11	3,151,710
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/10	1,022,420
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/12	1,031,400
5,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A, (AMBAC)	5.75	07/01/12	5,503,999
4,720,000	New York State Dormitory Authority Revenue Bonds, State Personal Income Tax, Series D, (FGIC)	5.00	03/15/09	4,844,891
3,525,000	New York State Energy Research & Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Project, Series A, (AMBAC)	5.15	11/01/25	3,666,740
6,000,000	New York State Environmental Facilties Revenue Bonds, NYC Municipal Water Project, Series K	5.00	06/15/12	6,397,559
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,314,850
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,918,989
2,500,000	New York State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	2,685,950

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,015,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series B	5.25%	11/15/13	$2,195,443
4,500,000	New York State Urban Development Corp. Revenue Bonds, State Personal Income Tax, Series B	5.00	03/15/22	4,831,830
500,000	Oneida County, New York Industrial Developmental Agency, Civic Facility Revenue Bonds, Hamilton College PJ-Series A(b)	0.00	07/01/18	313,015
895,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/22	953,972
940,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A (AMBAC)	5.00	09/15/23	1,001,937
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,453,450
1,500,000	Puerto Rico Public Improvement General Obligation Bonds, Series A	5.25	07/01/22	1,620,705
2,000,000	Suffolk County, New York, Public Improvement General Obligation Bonds, Series A, (CIFG)	5.00	05/01/08	2,031,320
3,750,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	3,770,963
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,582,771
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,706,887

	TOTAL TAX-EXEMPT SECURITIES (Cost $103,763,301)			104,782,397

See Notes to Financial Statements.

54

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

	TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 17.86%
$5,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$5,502,000
3,300,000	New York State Metropolitan Transportation Authority Dedicated Tax Revenue Bonds, Series A, (FGIC) (Prerefunded 04/01/2010 @100)	5.88	04/01/21	3,514,005
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,579,720
4,210,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38	07/15/39	4,500,195
5,000,000	New York State Tollway Authority , Highway & Bridge Trust Fund Revenue Bonds, Series B, AMBAC (Prerefunded 04/01/09 @ 100)	5.25	04/01/24	5,162,050

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $25,317,683)			25,257,970

Shares
REGISTERED INVESTMENT COMPANIES — 0.04%
1	Dreyfus New York Tax Exempt Cash Fund			1
55,645	Provident Institutional New York Money Market Fund			55,645

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $55,646)			55,646

TOTAL INVESTMENTS (Cost $139,236,630)	99.11%	$140,196,013
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,258,238

NET ASSETS	100.00%	$141,454,251

(a)	Variable Rate Security The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corp.

CIFG—CDC IXIS Financial Guaranty

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 22 % of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately 99% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

55

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31st, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	63.93%	$90,443,850
Prerefunded	13.97	19,755,970
General Obligation Bonds	13.11	18.538,547
Backed by Letters of Credit	4.17	5,900,000
Escrowed to Maturity	3.89	5,502,000
Registered Investment Companies	0.04	55,646

Total Investments	99.11%	$140,196,013
Other Assets in Excess of Liabilities	0.89	1,258,238

Net Assets	100.00%	$141,454,251

See Notes to Financial Statements.

56

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.99%
$1,648,892	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	5.55%	12/15/35	$1,650,083
902,954	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	899,585

	TOTAL ASSET BACKED SECURITIES (Cost $2,562,105)			2,549,668

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.70%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 10.09%
5,083,404	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.10	03/25/34	5,043,531
2,767,478	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.09	11/25/35	2,743,586
1,816,112	Bear Stearns ARM, 2004-1 11A3(a)	6.09	04/25/34	1,834,339
2,254,902	Bear Stearns ARM, 2004-9 3A1(a)	5.24	09/25/34	2,259,732
2,911,176	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,880,526
1,920,264	IMPAC CMB Trust, 2005-5 A4(a)	5.70	08/25/35	1,909,230
2,138,180	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.74	08/25/34	2,133,851
2,000,000	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,986,450
2,882,844	Wells Fargo Mortgage Backed Securities Trust, 2004-AA A2(a)	5.00	12/25/34	2,854,448
2,435,000	Wells Fargo Mortgage Backed Securities Trust, 2004-N A6	4.00	08/25/34	2,383,679

				26,029,372

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.53%
2,257,318	2608 GK	4.50	03/15/17	2,224,003
4,309,897	2836 TA	5.00	10/15/27	4,305,752

				6,529,755

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 1.08%
2,808,107	2002-89 CA	5.00	04/25/16	2,789,485

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,671,518)			35,348,612

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.25%
$3,940,352	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2	4.97%	08/11/36	$3,927,199
811,819	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	807,308
1,216,020	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1(a)	4.33	07/15/42	1,201,152
2,476,271	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	2,451,591

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,443,426)			8,387,250

U.S. GOVERNMENT AGENCY BONDS & NOTES — 24.69%
	FANNIE MAE — 0.80%
2,100,000		3.55	01/17/08	2,074,283

	FEDERAL HOME LOAN BANK — 17.25%
2,500,000		3.88	02/15/08	2,473,893
15,500,000		4.75	06/11/08	15,454,739
4,500,000		5.13	07/30/08	4,509,149
9,500,000		5.38	07/17/09	9,604,975
10,000,000		5.00	10/16/09	9,977,570
2,480,000		5.19	02/22/10	2,474,809

				44,495,135

	FREDDIE MAC — 6.64%
7,150,000		5.45	09/02/11	7,160,425
10,000,000		5.25	10/06/11	9,982,620

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $63,697,313)			17,143,045

				63,712,463

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.96%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.90%
931,556	Pool # 1B2846 ARM(a)	4.95	04/01/35	931,936
3,726,365	Pool # 1G0688 ARM(a)	5.76	01/01/36	3,754,140
153,358	Pool # 1G1026 ARM(a)	5.91	07/01/36	154,358
8,109,715	Pool # 1G1471 ARM(a)	5.50	01/01/37	8,151,861
7,666,917	Pool # 782645 ARM(a)	5.43	02/01/36	7,727,457
3,603,310	Pool # 847248 ARM(a)	5.24	03/01/34	3,642,747

See Notes to Financial Statements.

57

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — (continued)
$476,918	Pool # C68593	7.00%	11/01/28	$496,017
2,919,895	Pool # G18136	6.00	08/01/21	2,968,491
8,915,289	Pool # J00617	5.50	12/01/20	8,933,539
9,276,531	Pool # J03619	6.00	10/01/21	9,430,922

				46,191,468

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 21.49%
3,992,906	Pool # 256651	6.00	03/01/37	4,007,546
728,974	Pool # 323572	7.50	01/01/29	764,730
2,684,051	Pool # 375575	6.60	12/01/07	2,680,937
16,060	Pool # 517390	8.00	11/01/11	16,485
262,926	Pool # 535981	8.00	01/01/16	275,040
109,609	Pool # 545362 ARM(a)	5.96	12/01/31	109,771
1,736,064	Pool # 634195	7.50	10/01/28	1,821,217
3,294,927	Pool # 693018 ARM(a)	4.36	06/01/33	3,326,851
3,801,671	Pool # 735709 ARM(a)	4.82	06/01/35	3,761,096
4,001,402	Pool # 745525	5.50	05/01/21	4,011,567
2,709,692	Pool # 766684 ARM(a)	4.42	03/01/34	2,697,130
3,402,575	Pool # 770870 ARM(a)	4.28	04/01/34	3,372,016
2,308,280	Pool # 780840	4.50	06/01/34	2,307,122
2,987,634	Pool # 784134 ARM(a)	5.46	10/01/35	3,003,494
3,599,556	Pool # 786076 ARM(a)	4.74	07/01/34	3,597,430
6,241,477	Pool # 786423 ARM(a)	4.59	07/01/34	6,241,780
3,125,952	Pool # 805386 ARM(a)	4.86	01/01/35	3,125,357
3,843,296	Pool # 828704 ARM(a)	5.00	07/01/35	3,823,994
6,264,901	Pool # 871499 ARM(a)	5.60	04/01/36	6,321,292
179,554	Pool # 892882 ARM(a)	5.86	07/01/36	180,966

				55,445,821

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.57%
159,792	Pool # 780240	8.50	09/15/09	159,871
28,673	Pool # 780752	8.50	04/15/10	28,695
457,071	Pool # 781036	8.00	10/15/17	481,335
281,583	Pool # 781181	9.00	12/15/09	287,018
115,704	Pool # 80385 ARM(a)	5.25	03/20/30	116,710
382,211	Pool # 8378 ARM(a)	5.75	07/20/18	386,027

				1,459,656

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $103,237,952)			103,096,945

U.S. GOVERNMENT SECURITIES — 15.03%
	U.S. TREASURY NOTES — 15.03%
250,000	(b)	4.88	04/30/08	249,971
1,250,000		4.88	05/31/08	1,250,586
5,000,000		5.00	07/31/08	5,013,280
3,000,000		4.63	11/15/09	3,004,569

Principal Amount	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — (continued)
$29,105,000	4.75%	02/15/10	$29,270,986

			38,789,392

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $38,800,806)		38,789,392

Shares
REGISTERED INVESTMENT COMPANIES — 1.64%
2,118,300	Dreyfus Government Cash Management Fund		2,118,300
2,118,302	Fidelity U.S. Treasury II Fund		2,118,302

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $4,236,602)		4,236,602

TOTAL INVESTMENTS (Cost $256,649,722)	99.26%	$256,120,932
OTHER ASSETS IN EXCESS OF LIABILITIES	0.74	1,897,935

NET ASSETS	100.00%	$258,018,867

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	All or part of security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
300	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $61,433,250)	$61,467,187	$33,937
70	U.S. 5 Year Treasury Note, expiring June 29, 2007 (notional amount $7,424,550)	7,405,781	(18,769)
Short —
(180)	U.S. 10 Year Treasury Note, expiring June 20, 2007 (notional amount $(19,488,300))	(19,462,500)	25,800

TOTAL FUTURES CONTRACTS (Total notional amount $49,369,500)		$49,410,468	$40,968

See Notes to Financial Statements.

58

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	79.68%	$205,598,800
Collateralized Mortgage Obligations	13.70	35,348,612
Commercial Mortgage-Backed Securities	3.25	8,387,250
Registered Investment Companies	1.64	4,236,602
Asset Backed Securities	0.99	2,549,668

Total Investments	99.26%	$256,120,932
Other Assets in Excess of Liabilities	0.74	1,897,935

Net Assets	100.00%	$258,018,867

See Notes to Financial Statements.

59

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 1.92%
$2,000,000	Maryland State Economic Developmental Corporation Revenue Bonds(a)	3.80%	07/01/34	$2,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,000,000)			2,000,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 4.42%
4,600,000	Ohio State Air Quality Development Authority Revenue Bonds, Ohio Edison Co., Series C, (WACHOVIA BANK N.A.)(a)	3.80	06/01/23	4,600,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $4,600,000)			4,600,000

TAX-EXEMPT SECURITIES — 83.30%
6,000,000	California State General Obligation Bonds	5.00	06/01/08	6,101,040
4,070,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.50	06/15/07	4,084,408
5,000,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25	04/01/08	5,081,100
890,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.70	07/01/08	889,430
800,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.85	01/01/09	800,328
1,810,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.90	01/01/10	1,807,122
870,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.65	07/01/07	869,600

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00%	10/01/08	$3,922,534
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,140,282
2,000,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/08 @ 100)	5.00	03/01/28	2,037,500
2,500,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/10 @ 100)	5.00	03/01/29	2,597,400
7,405,000	New Jersey State Economic Development Authority Revenue Bonds, Series F	5.00	06/15/07	7,423,512
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.13	06/01/10	1,999,020
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,319,980
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,412,600
1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00	07/01/11	1,300,725
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,156,030
5,000,000	San Antonio, Texas, Electric & Gas Systems Revenue Bonds, Series A	5.00	02/01/10	5,193,000

See Notes to Financial Statements.

60

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,995,000	South Carolina State Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)	5.00%	10/01/09	$4,127,155
7,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	7,354,410
3,750,000	Tennessee State Energy Acquisition Corporation Gas Revenue Bonds, Series A	5.00	09/01/09	3,849,900
1,500,000	Texas State Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.00	12/15/10	1,558,830
3,000,000	Texas State Transportation Commission Revenue Bonds, First Tier, Series A	5.00	04/01/12	3,173,460
2,500,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	2,513,975

	TOTAL TAX-EXEMPT SECURITIES (Cost $86,770,633)			86,713,341

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 9.03%
4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38	01/01/30	4,740,889
595,000	New Jersey State Economic Development Authority Revenue Bonds, Series F (Escrowed to Maturity)	5.00	06/15/07	596,601

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — (continued)
$4,030,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A, (Escrowed to Maturity)	5.00%	11/01/07	$4,064,013

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $9,418,705)			9,401,503

Shares
REGISTERED INVESTMENT COMPANIES — 0.28%
291,929	BlackRock Muni Fund			291,929
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $291,930)			291,930

TOTAL INVESTMENTS (Cost $103,081,268)	98.95%	$103,006,774
OTHER ASSETS IN EXCESS OF LIABILITIES	1.05	1,088,697

NET ASSETS	100.00%	$104,095,471

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.

AMBAC—American Municipal Bond Assurance Corp.

BNY—Bank of New York

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

IBC—Insured Bond Certificates

MBIA—Municipal Bond Insurance Association

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

61

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	17.59%	$18,310,568
Texas	13.99	14,560,190
Virginia	11.95	12,435,510
New Jersey	9.62	10,019,133
Illinois	8.75	9,107,370
Tennessee	8.64	8,990,182
Florida	6.80	7,078,564
California	5.86	6,101,040
Ohio	4.42	4,600,000
South Carolina	3.96	4,127,154
Nevada	3.92	4,084,408
Maryland	1.92	2,000,000
Puerto Rico	1.25	1,300,725
Registered Investment Companies	0.28	291,930

Total Investments	98.95%	$103,006,774
Other Assets in Excess of Liabilities	1.05	1,088,697

Net Assets	100.00%	$104,095,471

See Notes to Financial Statements.

62

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund		High Yield Fund	Intermediate- Term Bond Fund
ASSETS:
Investments, at cost–see accompanying portfolios	$56,023,581	$549,299,881		$110,427,831	$464,987,213

Investments, at value (Note 1)	$56,006,869	$550,355,840		$114,960,981	$465,349,614
Cash	—	172,942		131,318	214,611
Interest receivable	732,717	4,413,659		2,376,317	3,413,504
Receivable for investments sold	—	333,651		1,136,514	1,999,838
Receivable for fund shares sold	46,540	506,201		503,500	582,812
Receivable from advisor	—	—		114,221	—
Net receivable for variation margin on futures contracts	—	5,391		—	6,875
Reclaims receivable	—	—		—	—
Prepaid expenses	825	9,532		1,593	6,434

Total Assets	56,786,951	555,797,216		119,224,444	471,573,688
LIABILITIES:
Payable for dividends declared	113,224	1,360,741		583,926	1,520,466
Payable for investments purchased	—	1,742,048		1,496,875	2,008,125
Payable for fund shares redeemed	20,302	450,371		989,855	423,418
Investment advisory fees payable (Note 2)	—	170,085		—	109,044
Administration fees payable (Note 2)	—	71,583		1,451	60,940
Distribution and shareholder servicing fees payable (Note 2)	11,567	67,066		25,911	82,006
Accrued expenses and other payables	36,631	215,549		129,521	93,846

Total Liabilities	181,724	4,077,443		3,227,539	4,297,845

NET ASSETS	$56,605,227	$551,719,773		$115,996,905	$467,275,843

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$741	$23,250		$(496,938)	$(45,974)
Accumulated net realized gain (loss) on investments	(29,603)	(1,867,299)		(65,480,709)	(5,229,655)
Unrealized appreciation (depreciation) of investments	(16,712)	1,096,687		4,533,150	431,095
Par value (Note 5)	7,904	61,436		241	65,831
Paid in capital in excess of par value	56,642,897	552,405,699		177,441,161	472,054,546

Net Assets	$56,605,227	$551,719,773		$115,996,905	$467,275,843

Net Assets:
Shares	$56,605,227	$313,966,821		$111,687,408	$467,275,843
Institutional Shares	—	237,751,881		4,309,497	—
Retirement Shares	—	1,071		—	—
Shares Outstanding (Note 5):
Shares	7,903,871	34,965,727		23,247,564	65,831,298
Institutional Shares	—	26,469,879		897,626	—
Retirement Shares	—	119		—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$7.16	$8.98		$4.80	$7.10

Institutional Shares	—	$8.98		$4.80	—

Retirement Shares	—	$8.98	(a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

63

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$384,015,191	$63,425,629	$139,236,630	$256,649,722	$103,081,268

$388,263,615	$64,234,045	$140,196,013	$256,120,932	$103,006,774
—	—	—	37,614	—
4,981,613	854,413	1,979,702	1,969,821	1,476,373
—	—	—	756,724	—
727,477	522,766	50,000	756,805	—
—	—	—	—	—
—	—	—	4,844	—
—	—	—	—	—
5,204	923	1,902	3,801	1,575

393,977,909	65,612,147	142,227,617	259,650,541	104,484,722

1,035,945	150,672	322,226	689,127	234,363
—	—	—	—	—
189,999	4,317	312,691	671,543	70,711
61,403	8,403	31,907	46,886	307
51,194	8,479	18,528	33,750	13,748
86,636	16,553	33,607	81,017	3,182
89,707	47,473	54,407	109,351	66,940

1,514,884	235,897	773,366	1,631,674	389,251

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$48,700	$27,130	$1,189	$(27,406)	$3,061
(789,548)	268,755	(746,293)	(15,179,011)	(2,843,991)
4,248,424	808,416	959,383	(487,822)	(74,494)
42,031	6,449	16,398	37,008	14,653
388,913,418	64,265,500	141,223,574	273,676,098	106,996,242

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471
—	—	—	—	—
—	—	—	—	—

42,031,446	6,448,625	16,398,410	37,008,349	14,652,563
—	—	—	—	—
—	—	—	—	—

$9.34	$10.14	$8.63	$6.97	$7.10

—	—	—	—	—

—	—	—	—	—

See Notes to Financial Statements.

64

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
INVESTMENT INCOME:
Interest income	$2,187,428	$21,099,384	$9,698,634	$22,219,156
Dividend income	58,763	999,150	65,635	818,435

Total Income	2,246,191	22,098,534	9,764,269	23,037,591
EXPENSES:
Investment advisory fees (Note 2)	307,162	2,873,544	978,058	1,573,622
Administration fees (Note 2)	92,710	633,088	184,503	678,515
Shareholder servicing fees- Shares (Note 2)	153,581	738,959	286,507	1,124,018
Distribution and shareholder servicing fees- Retirement Shares (Note 2)	—	7	—	—
Legal and audit fees	30,033	61,650	481,103	44,215
Custodian fees	4,287	43,655	14,279	31,890
Transfer agent fees	14,895	165,543	34,437	29,198
Directors’/ Trustees’ fees and expenses (Note 2)	7,397	17,725	9,095	17,608
Miscellaneous expenses	36,329	149,636	66,401	93,854

Total Expenses	646,394	4,683,807	2,054,383	3,592,920
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(307,162)	(1,217,980)	(522,552)	(220,858)
Administrator (Note 2)	(32,228)	(4,685)	(271,220)	(3,986)
Custody earning credits	(812)	(8,001)	(8,165)	(8,412)

Net Expenses	306,192	3,453,141	1,252,446	3,359,664

NET INVESTMENT INCOME	1,939,999	18,645,393	8,511,823	19,677,927

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	12,011	(67,050)	(309,422)	(3,117,415)
Futures	—	—	—	(11,964)

Total net realized gain (loss)	12,011	(67,050)	(309,422)	(3,129,379)

Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	5,359,028	6,524,399	8,596,210

Net realized and unrealized gain (loss) on investments	347,560	5,291,978	6,214,977	5,466,831

Net increase in net assets resulting from operations	$2,287,559	$23,937,371	$14,726,800	$25,144,758

See Notes to Financial Statements.

65

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$14,699,859	$2,600,657	$5,214,718	$12,357,359	$4,064,636
110,298	44,055	39,308	101,683	24,497

14,810,157	2,644,712	5,254,026	12,459,042	4,089,133

1,296,023	315,596	676,050	849,998	351,768
558,818	95,255	204,049	427,588	176,955
925,733	146,753	338,025	708,328	293,138

—	—	—	—	—
29,918	32,861	31,068	29,366	30,363
24,412	7,366	14,657	36,651	11,736
21,745	24,736	16,049	97,265	16,307
15,384	7,394	9,291	13,609	8,951
85,449	41,825	48,612	73,067	49,601

2,957,482	671,786	1,337,801	2,235,872	938,819

(550,546)	(166,831)	(256,114)	(110,584)	(235,286)
(1,075)	(177)	(388)	(2,197)	(286)
(5,895)	(539)	(1,535)	(10,691)	(4,142)

2,399,966	504,239	1,079,764	2,112,400	699,105

12,410,191	2,140,473	4,174,262	10,346,642	3,390,028

(789,548)	267,714	(221,768)	(1,580,994)	(202,111)
—	—	—	(18,146)	—

(789,548)	267,714	(221,768)	(1,599,140)	(202,111)

3,456,392	768,194	1,496,004	4,796,996	589,130

2,666,844	1,035,908	1,274,236	3,197,856	387,019

$15,077,035	$3,176,381	$5,448,498	$13,544,498	$3,777,047

See Notes to Financial Statements.

66

Excelsior Funds

Statements of Changes in Net Assets

	California Short- Intermediate Term Tax-Exempt Income Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$1,939,999	$2,060,305	$18,645,393	$10,061,835
Net realized gain (loss) on security transactions	12,011	215,226	(67,050)	1,284,930
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	(1,292,978)	5,359,028	(7,274,735)

Net increase in net assets resulting from operations	2,287,559	982,553	23,937,371	4,072,030

Distributions to shareholders:
From net investment income
Shares	(1,939,807)	(2,061,472)	(12,851,594)	(10,218,978)
Institutional Shares	—	—	(5,693,159)	(6,254)
Retirement Shares	—	—	(40)	(38)
From net realized gain on investments
Shares	(255,808)	—	—	(3,571,500)
Institutional Shares	—	—	—	(13)
Retirement Shares	—	—	—	(13)
From tax return of capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total distributions	(2,195,615)	(2,061,472)	(18,544,793)	(13,796,796)

Increase (decrease) in net assets from fund share transactions (Note 5)	(9,841,880)	4,484,991	263,311,270	80,807,705

Net increase (decrease) in net assets	(9,749,936)	3,406,072	268,703,848	71,082,939

NET ASSETS:
Beginning of year	66,355,163	62,949,091	283,015,925	211,932,986

End of year(1)	$56,605,227	$66,355,163	$551,719,773	$283,015,925

(1) Including undistributed (distributions in excess of) net investment income	$741	$492	$23,250	$2,407

See Notes to Financial Statements.

67

High Yield Fund		Intermediate-Term Bond Fund		Intermediate-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$8,511,823	$11,285,812	$19,677,927	$16,340,106	$12,410,191	$10,941,942
(309,422)	(4,085,478)	(3,117,415)	(1,475,445)	(789,548)	730,630
—	—	(11,964)	—	—
6,524,399	(1,518,767)	8,596,210	(6,389,324)	3,456,392	(5,288,523)

14,726,800	5,681,567	25,144,758	8,475,337	15,077,035	6,384,049

(7,813,910)	(9,681,268)	(19,642,311)	(17,107,462)	(12,408,623)	(10,946,366)
(539,707)	(1,002,532)	—	—	—	—
—	—	—	—	—	—

—	—	—	(1,062,921)	(730,446)	(367,682)
—	—	—	—	—	—
—	—	—	—	—	—

—	(325,252)	—	—	—	—
—	(28,599)	—	—	—	—

(8,353,617)	(11,037,651)	(19,642,311)	(18,170,383)	(13,139,069)	(11,314,048)

(39,412,117)	(15,055,145)	24,700,690	36,375,391	37,829,303	8,085,957

(33,038,934)	(20,411,229)	30,203,137	26,680,345	39,767,269	3,155,958

149,035,839	169,447,068	437,072,706	410,392,361	352,695,756	349,539,798

$115,996,905	$149,035,839	$467,275,843	$437,072,706	$392,463,025	$352,695,756

$(496,938)	$(691,493)	$(45,974)	$(10,852)	$48,700	$215

See Notes to Financial Statements.

68

Excelsior Funds

Statements of Changes in Net Assets

	Long-Term Tax-Exempt Fund		New York Intermediate- Term Tax-Exempt Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$2,140,473	$1,851,030	$4,174,262	$3,694,401
Net realized gain (loss) on security transactions	267,714	654,816	(221,768)	(524,525)
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments during the year	768,194	(820,799)	1,496,004	(227,681)

Net increase in net assets resulting from operations	3,176,381	1,685,047	5,448,498	2,942,195

Ditributions to shareholders:
From net investment income
Shares	(2,140,560)	(1,851,155)	(4,173,194)	(3,697,161)
From net realized gain on investments
Shares	(392,493)	—	—	(1,825,117)

Total distributions	(2,533,053)	(1,851,155)	(4,173,194)	(5,522,278)

Increase (decrease) in net assets from fund share transactions (Note 5)	3,475,678	(1,393,785)	9,152,946	(4,646,822)

Net increase (decrease) in net assets	4,119,006	(1,559,893)	10,428,250	(7,226,905)

NET ASSETS:
Beginning of year	61,257,244	62,817,137	131,026,001	138,252,906

End of year(1)	$65,376,250	$61,257,244	$141,454,251	$131,026,001

(1) Including undistributed (distributions in excess of) net investment income	$27,130	$1,401	$1,189	$121

See Notes to Financial Statements.

69

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities
Year Ended March 31,		Fund Year Ended March 31,
2007	2006	2007	2006
$10,346,642	$10,630,035	$3,390,028	$3,454,819
(1,580,994)	(2,723,414)	(202,111)	(2,252,492)
(18,146)	—	—	—

4,796,996	503,856	589,130	1,341,352

13,544,498	8,410,477	3,777,047	2,543,679

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

—	—	—	—

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

(83,267,253)	(58,697,749)	(29,506,088)	(104,932,090)

(81,147,947)	(63,350,993)	(29,116,008)	(105,848,556)

339,166,814	402,517,807	133,211,479	239,060,035

$258,018,867	$339,166,814	$104,095,471	$133,211,479

$(27,406)	$(29,336)	$3,061	$—

See Notes to Financial Statements.

70

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments
CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND — (10/01/96*)
Shares:
Year Ended March 31,
2007	$7.16	$0.23	(2)	$0.03	(2)	$0.26	$(0.23)		$(0.03)
2006	7.27	0.23	(2)	(0.11	)(2)	0.12	(0.23)		—
2005	7.49	0.23	(2)	(0.22	)(2)	0.01	(0.23)		—
2004	7.49	0.24		—		0.24	(0.24)		—
2003	7.27	0.25		0.22		0.47	(0.25)		— (3)
CORE BOND FUND — (01/09/86*)
Shares:
Year Ended March 31,
2007	$8.84	$0.39	(2)	$0.14	(2)	$0.53	$(0.39)		—
2006	9.15	0.37	(2)	(0.18	)(2)	0.19	(0.38)		$(0.12)
2005	9.43	0.37	(2)	(0.23	)(2)	0.14	(0.37)		(0.05)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)
HIGH YIELD FUND — (10/31/00*)
Shares:
Year Ended March 31,
2007	$4.53	$0.32	(2)	$0.26	(2)	$0.58	$(0.31)		—
2006	4.67	0.31	(2)	(0.14	)(2)	0.17	(0.31	)(4)	—
2005	4.71	0.34	(2)	(0.08	)(2)	0.26	(0.30)		—
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(5)	—
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(6)	—
INTERMEDIATE-TERM BOND FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.01	$0.31	(2)	$0.09	(2)	$0.40	$(0.31)		—
2006	7.16	0.27	(2)	(0.12	)(2)	0.15	(0.28)		$(0.02)
2005	7.40	0.26	(2)	(0.22	)(2)	0.03	(0.26)		(0.01)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)
INTERMEDIATE-TERM TAX-EXEMPT FUND — (12/03/85*)
Shares:
Year Ended March 31,
2007	$9.29	$0.31	(2)	$0.07	(2)	$0.38	$(0.31)		$(0.02)
2006	9.41	0.29	(2)	(0.11	)(2)	0.18	(0.29)		(0.01)
2005	9.69	0.26	(2)	(0.24	)(2)	0.02	(0.26)		(0.04)
2004	9.88	0.26		0.15		0.41	(0.26)		(0.34)
2003	9.39	0.31		0.55		0.86	(0.31)		(0.06)

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

71

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$7.16	3.65%	$56,605	0.50%	1.05%	3.16%	7%
(0.23)	7.16	1.60%	66,355	0.50%	1.03%	3.11%	48%
(0.23)	7.27	0.20%	62,949	0.50%	1.05%	3.18%	10%
(0.24)	7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%
(0.25)	7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%

$(0.39)	$8.98	6.08%	$313,967	0.90%	1.20%	4.36%	49%
(0.50)	8.84	2.00%	281,767	0.90%	1.30%	4.05%	95%
(0.42)	9.15	1.55%	211,932	0.90%	1.27%	3.99%	90%
(0.52)	9.43	5.74%	269,027	0.87%	1.11%	4.06%	84%
(0.49)	9.43	11.07%	293,182	0.84%	0.95%	5.10%	120%

$(0.31)	$4.80	13.41%	$111,687	1.05%	1.69%	6.95%	75%
(0.31)	4.53	3.72%	136,991	1.05%	1.29%	6.84%	62%
(0.30)	4.67	5.54%	156,139	1.04%	1.30%	6.50%	70%
(0.34)	4.71	27.45%	151,476	1.05%	1.36%	7.79%	170%
(1.55)	3.99	(10.49)%	131,342	1.08%	1.35%	18.06%	153%

$(0.31)	$7.10	5.79%	$467,276	0.75%	0.80%	4.38%	70%
(0.30)	7.01	2.06%	437,073	0.72%	0.81%	3.74%	75%
(0.27)	7.16	0.45%	410,392	0.60%	0.81%	3.53%	59%
(0.36)	7.40	5.25%	413,267	0.56%	0.69%	3.56%	85%
(0.44)	7.39	10.50%	404,627	0.53%	0.69%	4.56%	98%

$(0.33)	$9.34	4.15%	$392,463	0.65%	0.80%	3.36%	39%
(0.30)	9.29	1.93%	352,696	0.65%	0.80%	3.09%	69%
(0.30)	9.41	0.20%	349,540	0.65%	0.81%	2.69%	0%
(0.60)	9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%
(0.37)	9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%

See Notes to Financial Statements.

72

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
LONG-TERM TAX-EXEMPT FUND — (02/05/86*)
Shares:
Year Ended March 31,
2007	$10.03	$0.35	(2)	$0.16	(2)	$0.51	$(0.34)	$(0.06)
2006	10.07	0.31	(2)	(0.04	)(2)	0.27	(0.31)	—
2005	10.08	0.27	(2)	(0.01	)(2)	0.27	(0.28)	—
2004	9.95	0.26		0.13		0.39	(0.26)	—
2003	9.48	0.29		0.47		0.76	(0.29)	—
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND — (05/31/90*)
Shares:
Year Ended March 31,
2007	$8.55	$0.27	(2)	$0.08	(2)	$0.35	$(0.27)	—
2006	8.71	0.24	(2)	(0.04	)(2)	0.20	(0.24)	$(0.12)
2005	8.97	0.22	(2)	(0.17	)(2)	0.05	(0.22)	(0.09)
2004	9.12	0.22		0.14		0.36	(0.22)	(0.29)
2003	8.74	0.27		0.51		0.78	(0.27)	(0.13)
SHORT-TERM GOVERNMENT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$6.92	$0.25	(2)	$0.08	(2)	$0.33	$(0.28)	—
2006	7.00	0.20	(2)	(0.04	)(2)	0.16	(0.24)	—
2005	7.22	0.18	(2)	(0.18	)(2)	—	(0.22)	—
2004	7.31	0.16		(0.03)		0.13	(0.20)	$(0.02)
2003	7.11	0.26		0.25		0.51	(0.26)	(0.05)
SHORT-TERM TAX-EXEMPT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.08	$0.21	(2)	$0.02	(2)	$0.23	$(0.21)	—
2006	7.13	0.14	(2)	(0.05	)(2)	0.09	(0.14)	—
2005	7.22	0.09	(2)	(0.09	)(2)	—	(0.09)	— (3)
2004	7.20	0.08		0.02		0.10	(0.08)	—
2003	7.17	0.12		0.03		0.15	(0.12)	—

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investement Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$10.14	5.21%	$65,376	0.80%	1.06%	3.39%	92%
(0.31)	10.03	2.64%	61,257	0.80%	1.02%	3.01%	88%
(0.28)	10.07	2.68%	62,817	0.80%	1.05%	2.74%	87%
(0.26)	10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%
(0.29)	9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%

$(0.27)	$8.63	4.09%	$141,454	0.80%	0.99%	3.09%	51%
(0.36)	8.55	2.25%	131,026	0.80%	0.98%	2.71%	83%
(0.31)	8.71	0.52%	138,253	0.80%	0.98%	2.46%	15%
(0.51)	8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%
(0.40)	9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%

$(0.28)	$6.97	4.88%	$258,019	0.75%	0.79%	3.65%	128%
(0.24)	6.92	2.36%	339,167	0.65%	0.77%	2.83%	118%
(0.22)	7.00	0.01%	402,518	0.60%	0.79%	2.57%	106%
(0.22)	7.22	1.90%	469,218	0.53%	0.67%	2.26%	231%
(0.31)	7.31	7.27%	499,519	0.49%	0.64%	3.22%	170%

$(0.21)	$7.10	3.22%	$104,095	0.60%	0.80%	2.89%	38%
(0.14)	7.08	1.33%	133,211	0.60%	0.77%	1.97%	111%
(0.09)	7.13	(0.01)%	239,060	0.60%	0.76%	1.21%	10%
(0.08)	7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%
(0.12)	7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%

See Notes to Financial Statements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of California Short-Intermediate Term Tax-Exempt Income Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund, Intermediate-Term Bond Fund and Short-Term Government Securities Fund, portfolios of Excelsior Fund, California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. The Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

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	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	$—	$—	$1,046	$1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	$—	$—	$8.97	$8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund and the Board of Trustees with regard to the Trust.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

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At March 31, 2007, approximately 96% of the net assets of the California Short-Intermediate Term Tax-Exempt Income Fund are invested in California municipal securities and 99% of the net assets of the New York Intermediate-Term Tax-Exempt Fund are invested in New York municipal securities. Economic changes affecting a state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Futures contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid

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securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(g) Mortgage dollar rolls:

Certain Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(f)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(h) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(i) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(j) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(k) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(l) New accounting standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

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In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.65%*
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the Sale will close early in the third quarter of 2007.

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USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees Paid to UST Advisers, Inc.
California Short-Intermediate Term Tax-Exempt Income Fund	$51,558
Core Bond Fund	571,558
High Yield Fund	114,852
Intermediate-Term Bond Fund	612,071
Intermediate-Term Tax-Exempt Fund	504,098
Long-Term Tax-Exempt Fund	85,927
New York Intermediate-Term Tax-Exempt Fund	184,067
Short-Term Government Securities Fund	385,703
Short-Term Tax-Exempt Securities Fund	159,621

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations, excluding the California Short-Intermediate Term Tax-Exempt Income Fund and High Yield Fund which BISYS Fund Services Ohio, Inc., waived $158 and $3,952, respectively. USTNA waived the balance of Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

California Short-Intermediate Term Tax-Exempt Income Fund — Shares	0.50%
Core Bond Fund — Shares	0.90%
High Yield Fund — Shares	1.05%
Intermediate-Term Bond Fund — Shares	0.75%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%
Long-Term Tax-Exempt Fund — Shares	0.80%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%
Short-Term Government Securities Fund — Shares	0.75%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%
Core Bond Fund — Institutional Shares	0.65%
High Yield Fund — Institutional Shares	0.80%
Core Bond Fund — Retirement Shares	1.40%

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For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$307,162
Core Bond Fund	1,217,980
High Yield Fund	522,552
Intermediate-Term Bond Fund	220,858
Intermediate-Term Tax-Exempt Fund	550,546
Long-Term Tax-Exempt Fund	166,831
New York Intermediate-Term Tax-Exempt Fund	256,114
Short-Term Government Securities Fund	110,584
Short-Term Tax-Exempt Securities Fund	235,286

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$144,953
Core Bond Fund	496,810
High Yield Fund	274,600
Intermediate-Term Bond Fund	1,103,507
Intermediate-Term Tax-Exempt Fund	909,928
Long-Term Tax-Exempt Fund	140,871
New York Intermediate-Term Tax-Exempt Fund	326,149
Short-Term Government Securities Fund	588,475
Short-Term Tax-Exempt Securities Fund	282,780

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Core Bond Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of Core Bond Fund were $4.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested

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persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

On June 12, 2006, the Excelsior High Yield and Intermediate-Term Bond Funds filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Adviser. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisers may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments, aggregated:

	Purchases	Sales and Maturities
California Short-Intermediate Term Tax-Exempt Income Fund	$4,383,090	$11,806,866
Core Bond Fund
U.S. Government	143,164,160	130,390,053
Other	56,826,501	58,962,109
High Yield Fund	85,146,374	122,668,623
Intermediate-Term Bond Fund
U.S. Government	259,803,345	175,438,509
Other	77,989,169	120,682,031
Intermediate-Term Tax-Exempt Fund	179,514,181	135,503,723
Long-Term Tax-Exempt Fund	62,297,704	53,439,363
New York Intermediate-Term Tax-Exempt Fund	79,017,972	62,200,224
Short-Term Government Securities Fund
U.S. Government	348,251,692	409,656,572
Other	9,665,205	36,344,895
Short-Term Tax-Exempt Securities Fund	43,933,328	38,068,453

4.	Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

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Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent in nature (i.e. paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
California Short-Intermediate Term Tax-Exempt Income Fund	$57	$(57)	$—
Core Bond Fund	(79,757)	79,739	18
High Yield	36,349	29,285	(65,634)
Intermediate-Term Bond Fund	(70,738)	70,738	—
Intermediate-Term Tax-Exempt Fund	46,917	(184)	(46,733)
Long-Term Tax-Exempt Fund	25,816	1,040	(26,856)
Short-Term Government Securities Fund	1,080,480	(1,080,004)	(476)

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
California Short-Intermediate Term Tax-Exempt Income Fund
Year ended March 31, 2007	$—	$1,958,947	$255,865	$—	$2,214,812
Year ended March 31, 2006	—	2,014,082	—	—	2,014,082
Core Bond Fund
Year ended March 31, 2007	17,474,254	—	—	—	17,474,254
Year ended March 31, 2006	11,105,896	—	2,085,376	—	13,191,272
High Yield Fund
Year ended March 31, 2007	8,535,124	—	—	—	8,535,124
Year ended March 31, 2006	10,553,157	—	—	353,851	10,907,008
Intermediate-Term Bond Fund
Year ended March 31, 2007	19,470,592	—	—	—	19,470,592
Year ended March 31, 2006	16,649,941	—	1,063,363	—	17,713,304
Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	40,388	12,244,881	730,630	—	13,015,899
Year ended March 31, 2006	—	10,697,181	367,896	—	11,065,077
Long-Term Tax-Exempt Fund
Year ended March 31, 2007	22,291	2,109,421	392,494	—	2,524,206
Year ended March 31, 2006	—	1,794,756	—	—	1,794,756

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	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
New York Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	—	4,137,826	—	—	4,137,826
Year ended March 31, 2006	—	3,604,795	1,825,238	—	5,430,033
Short-Term Government Securities Fund
Year ended March 31, 2007	11,619,856	—	—	—	11,619,856
Year ended March 31, 2006	12,770,972	—	—	—	12,770,972
Short-Term Tax-Exempt Securities Fund
Year ended March 31, 2007	—	3,424,308	—	—	3,424,308
Year ended March 31, 2006	—	3,428,764	—	—	3,428,764

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$156,507	$(156,258)	$(29,602)	$(16,219)	$45,574
Core Bond Fund	2,127,629	—	(2,104,382)	(1,634,009)	863,400	(733,365)
High Yield Fund	26,428	—	(702,997)	(65,479,459)	4,698,152	(61,457,876)
Intermediate-Term Bond Fund	1,722,807	—	(1,768,781)	(5,128,301)	329,741	(4,844,534)
Intermediate-Term Tax-Exempt Fund	—	1,173,627	(1,124,927)	(789,548)	4,248,424	3,507,576
Long-Term Tax-Exempt Fund	268,755	211,092	(185,364)	—	809,818	1,104,301
New York Intermediate-Term Tax-Exempt Fund	—	372,234	(371,045)	(746,293)	959,383	214,279
Short-Term Government Securities Fund	956,373	—	(983,779)	(15,138,043)	(528,790)	(15,694,239)
Short-Term Tax-Exempt Securities Fund	—	265,165	(262,104)	(2,843,991)	(74,494)	(2,915,424)

*	The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the California Short-Intermediate Term Tax-Exempt Income Fund, Short-Term Government Securities Fund and, Short-Term Tax-Exempt Securities Fund deferred, on a tax basis, post-October losses of $29,602, $68,960 and $69,910, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions

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will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
High Yield Fund	440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Intermediate-Term Bond Fund	—	—	—	—	481,322	4,646,979	5,128,301
Intermediate-Term Tax-Exempt Fund	—	—	—	—	—	789,548	789,548
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	580,517	746,293
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	4,357,008	15,069,083
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	1,968,777	2,774,081

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$56,023,090	$226,511	$(242,730)	$(16,219)
Core Bond Fund	549,492,440	4,344,919	(3,481,519)	863,400
High Yield Fund	110,262,829	5,181,793	(483,641)	4,698,152
Intermediate-Term Bond Fund	465,019,873	3,035,294	(2,705,553)	329,741
Intermediate-Term Tax-Exempt Fund	384,015,191	4,730,854	(482,430)	4,248,424
Long-Term Tax-Exempt Fund	63,424,227	897,230	(87,412)	809,818
New York Intermediate-Term Tax-Exempt Fund	139,236,630	1,168,253	(208,870)	959,383
Short-Term Government Securities Fund	256,649,722	590,725	(1,119,515)	(528,790)
Short-Term Tax-Exempt Securities Fund	103,081,268	92,431	(166,925)	(74,494)

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Core Bond Fund; 1.5 billion shares of the Intermediate-Term Bond Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital

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currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the High Yield Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	California Short-Intermediate Term Tax-Exempt Income Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,429,521	$17,401,512	3,993,301	$28,933,240
Issued as reinvestment of dividends	92,381	662,564	87,807	635,525
Redeemed	(3,890,655)	(27,905,956)	(3,467,123)	(25,083,774)

Net Increase (Decrease)	(1,368,753)	$(9,841,880)	613,985	$4,484,991

	Core Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	9,986,679	$88,776,364	13,774,392	$125,488,152
Institutional Shares	2,772,888	24,623,459	141,024	1,262,505
Retirement Shares	—	—	—	—
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Shares	673,001	5,989,211	681,642	6,160,386
Institutional Shares	113,170	1,016,339	189	1,685
Retirement Shares	4	40	5	50
Redeemed:
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Institutional Shares	(1,706,058)	(15,286,027)	—	—
Retirement Shares	—	—	(16)	(151)

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Shares Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

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	High Yield Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	6,072,661	$28,550,138	13,700,176	$62,544,844
Institutional Shares	155,243	699,379	853,862	3,892,678
Issued as reinvestment of dividends:
Shares	217,741	1,004,402	304,113	1,384,476
Institutional Shares	32,619	149,603	107,579	488,209
Redeemed:
Shares	(13,302,993)	(60,913,343)	(17,199,458)	(78,172,561)
Institutional Shares	(1,952,444)	(8,902,311)	(1,152,309)	(5,192,791)
Redemption fee	—	15	—	—

Net Increase (Decrease)	(8,777,173)	$(39,412,117)	(3,386,037)	$(15,055,145)

	Intermediate-Term Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	18,049,503	$127,159,970	22,398,525	$160,313,146
Issued as reinvestment of dividends	362,756	2,558,710	315,931	2,254,952
Redeemed	(14,921,064)	(105,017,990)	(17,689,147)	(126,192,707)

Net Increase (Decrease)	3,491,195	$24,700,690	5,025,309	$36,375,391

	Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	12,042,682	$112,338,953	11,552,408	$108,911,261
Issued as reinvestment of dividends	126,628	1,181,763	109,248	1,029,354
Redeemed	(8,123,028)	(75,691,413)	(10,822,740)	(101,854,658)

Net Increase (Decrease)	4,046,282	$37,829,303	838,916	$8,085,957

	Long-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	912,996	$9,224,461	706,825	$7,162,254
Issued as reinvestment of dividends	49,954	506,450	35,734	362,312
Redeemed	(619,542)	(6,255,233)	(878,007)	(8,918,351)

Net Increase (Decrease)	343,408	$3,475,678	(135,448)	$(1,393,785)

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	New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	4,902,368	$42,183,360	4,652,138	$40,444,981
Issued as reinvestment of dividends	62,837	540,239	78,342	678,293
Redeemed	(3,898,713)	(33,570,653)	(5,273,634)	(45,770,096)

Net Increase (Decrease)	1,066,492	$9,152,946	(543,154)	$(4,646,822)

	Short-Term Government Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	6,885,151	$47,777,743	14,063,143	$98,248,597
Issued as reinvestment of dividends	430,742	2,989,949	448,563	3,127,286
Redeemed	(19,339,995)	(134,034,945)	(22,948,344)	(160,073,632)

Net Increase (Decrease)	(12,024,102)	$(83,267,253)	(8,436,638)	$(58,697,749)

	Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,756,608	$19,549,512	4,626,627	$32,965,430
Issued as reinvestment of dividends	44,926	318,627	27,420	195,121
Redeemed	(6,961,351)	(49,374,227)	(19,386,165)	(138,092,641)

Net Increase (Decrease)	(4,159,817)	$(29,506,088)	(14,732,118)	$(104,932,090)

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

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The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Short Intermediate Term Tax-Exempt Income Fund, Core Bond Fund, High Yield Fund, Intermediate-Term Bond Fund, Intermediate Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate Term-Tax Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund (three portfolios of Excelsior Funds, Inc., five portfolios of Excelsior Tax-Exempt Funds, Inc. and one portfolio of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

90

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

91

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

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ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2007.

Percentage
California Short-Intermediate Term Tax-Exempt Income Fund	100%
Intermediate-Term Tax-Exempt Fund	100%
Long-Term Tax-Exempt Fund	100%
New York Intermediate-Term Tax-Exempt Fund	100%
Short-Term Tax-Exempt Securities Fund	100%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
California Short-Intermediate Term Tax-Exempt Income Fund	$255,865
Intermediate-Term Tax-Exempt Fund	730,630
Long-Term Tax-Exempt Fund	392,494

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

94

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of

95

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

96

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

97

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

98

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation

BOARD 2 — Director, Mission West Properties (commercial real estate).

BOARD 3 — Director, TOUSA (home building).

BOARD 4 — Director, Harris-Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

99

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

100

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

101

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)	Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

102

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

103

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	$1,000.00	$1,013.20	0.50%	$2.51
Core Bond Fund — Shares	1,000.00	1,025.20	0.90	4.54
High Yield Fund — Shares	1,000.00	1,103.10	1.03	5.40
Intermediate-Term Bond Fund — Shares	1,000.00	1,025.00	0.74	3.74
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,013.30	0.65	3.26
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,017.00	0.80	4.02
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,011.90	0.80	4.01
Short-Term Government Securities Fund — Shares	1,000.00	1,024.20	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,013.20	0.59	2.96

Hypothetical 5% Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52
Core Bond Fund — Shares	1,000.00	1,020.44	0.90	4.53
High Yield Fund — Shares	1,000.00	1,019.80	1.03	5.19
Intermediate-Term Bond Fund — Shares	1,000.00	1,021.24	0.74	3.73
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Short-Term Government Securities Fund — Shares	1,000.00	1,021.24	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.99	0.59	2.97

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

104

AR-FIXEDINC-0307

INSTITUTIONAL SHARES

MONEY FUND

CORE BOND FUND

HIGH YIELD FUND

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

MID CAP VALUE AND RESTRUCTURING FUND

VALUE AND RESTRUCTURING FUND

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

ANNUAL REPORT

March 31, 2007

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL. ALTHOUGH THE MONEY FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY FUND.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America's private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

4

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained

5

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.

Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

6

EXCELSIOR FUNDS	FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for the most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

7

EXCELSIOR FUNDS	FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

8

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

9

EXCELSIOR FUNDS, INC.	CORE BOND FUND

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

10

EXCELSIOR FUNDS, INC.	CORE BOND FUND

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed

Income Investments

11

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.22%
Net Expense Ratio	0.65%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

12

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Performance Summary

For the year ended March 31, 2007, the Merrill Lynch High Yield, Cash Pay Index returned almost 12%, with each quarter generating a positive return. Lower-rated credits (CCC and below) significantly outperformed, generating an 18% return for the year; BB-rated debt lagged modestly, returning about 10%. Declining interest rates, particularly in the September quarter, and stable equity markets from August through February were significant contributors to strong performance in high yield. Over the year, the spread of high yield versus U.S. Treasuries declined modestly, with a sharp contraction beginning in September, ending the year at 3.20%. That level is well below the longer term average of 4.75%. Default rates, a key driver of high yield spreads, declined from 2.8% to 1.6% during the year, to near record lows. The best performing sectors during the year were entertainment, automotive, retail, airlines, and cable TV. Rails, gaming, leisure, aerospace, and energy were the weakest performers. Every category generated a positive return for the year. New issue supply was $163 billion. Rating upgrades versus downgrades were fairly constant and slightly positive during the year.

Performance Attribution and Portfolio Positioning

For the fiscal year, the Excelsior High Yield Fund outperformed the Merrill Lynch High Yield, Cash Pay Index. Based on industry categories, the Fund was overweight some underperforming groups; but individual security selection, primarily low single B-rated and CCC-rated issuers in retail and telecom in particular, outperformed their industry categories and the Index. About 1.30% of the Fund’s performance was generated by Ormet Aluminum, a company that emerged from bankruptcy in April 2005; the Fund has held this name for several years. Several developments related to this holding in the 3rd and 4th calendar quarters of 2006 contributed importantly to the outperformance of this name. First, a significant distribution of common equity to original creditors (which included the Fund) was made. Second, a successful rights offering and a 10:1 stock split substantially enhanced the enterprise and per share value of Ormet. The Fund pared its holding in this name when the position grew to over 5% of the Fund as the valuation increased. The objective was to take some profits and moderate Fund volatility. At the end of the year, the holding was reduced to about 3%. We continue to believe there is significant potential upside in this name although probably not before the 3rd calendar quarter of this year.

Outlook

In spite of the current low spread versus U.S. Treasuries and the slowing economy, we remain moderately constructive on the high yield asset class. Over several decades, high yield spreads have tracked closely with default rates, with periods of divergence infrequent and short lived. For a number of recent months, high yield spreads have significantly exceeded default rates. We believe this is due to investor concern that default rates may rise sharply as a consequence of a slowing economy and the result of the recent sharp increase in low-rated debt (historically a precursor of rising defaults). Default rates over the last twelve months currently are near record low levels. We believe that the enormous refinancing of debt maturities at low interest rates that has occurred over the last several years will mitigate the negative effects of slow economic growth, particularly if the economy accelerates in the 2nd half of this year. High yield default rates projected out 12 months by Moody’s and S & P have continued to moderate and now are at levels that remain well below longer term averages. Current high yield spread levels are comparable to projected defaults a year from now. We believe actual defaults likely will fall below current estimates and thereby rationalize or even reduce current spreads. This assumes a modest and temporary economic slowdown. However, until investors become more confident that default rates will not increase sharply, a more cautious approach to high yield is appropriate.

A.K. Rodgers Ratcliffe, CFA

Senior Vice President and Senior Portfolio Manager

Adam Moss

Senior Vice President and Senior Portfolio Manager

13

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.04%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

14

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Performance Summary

For the year ended March 31, 2007, the Excelsior Equity Opportunities Fund outperformed the S&P 500 Index. The relative outperformance can largely be attributed to individual stock picking in the industrials and health care sectors, and our sector overweight in materials and utilities. Offsetting this outperformance were individual stocks in the information technology and consumer discretionary sectors.

Performance Attribution

The strongest performers in the fiscal year were concentrated in the industrials and materials sector, led by Quanta, Bombardier, Vulcan, Monsanto, Rolls-Royce and Nucor. Sotheby’s and pharmaceutical company Novo Nordisk were strong performers as were financial firms New York Stock Exchange and American Capital Strategies, and utilities CenterPoint Energy and AES. Underperformers came from the consumer and technology sectors, including technology companies 3Com, Analog Devices and National Instruments; Furniture Brands, Timberland, and Eastman Kodak in the consumer space; and land-owner and developer St. Joe.

Portfolio Activity

Over the past 12 months, the Fund strategy has included a move away from direct exposure to the U.S. consumer and into revenues generated in currencies other than the U.S. dollar. This has been motivated by a concern that the U.S. economy is entering a cyclical slowdown that will translate into a challenging business environment for companies earning revenues in already-weak U.S. dollars. In addition, we continued to build on several themes: the growing impact of biotechnology (as represented by investments including Monsanto, Roche, NovoNordisk and Senomyx); the changing nature and pricing of energy (ExxonMobil, Suncor, AES, El Paso, BorgWarner), and global expansion (Expeditors International, GE, NYSE Group). From an overall investment standpoint, we continue to seek out companies with excellent corporate culture and management or those stocks that are simply cheap.

In keeping with these themes, our additions included stocks with global reach, such as Olam International, the Singapore Exchange, NYSE Group and Expeditors International of Washington; beneficiaries of the changing nature of energy use, including International Rectifier and Borg Warner; and a biotech, Senomyx. Eliminations included companies undergoing significant changes during a time likely to make a successful restructuring difficult, including Eastman Kodak, Analog Devices and Furniture Brands.

Selected Additions:

•	Olam International (OLAM.SI) is a global supply chain manager of agricultural products and food ingredients. The company directly sources goods from over 40 countries and supplies 3,800 customers in 55 countries. Olam’s business model is unique in that it is integrated from the farm gate to the factory—without owning the underlying production process. Olam has projected earnings CAGR at 25%, giving confidence that there is significant growth ahead as the company expands into new commodities, new geographies and into an acquisitive growth phase.

15

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

•	The Singapore Exchange (SGX.SI) is a global capital markets exchange focused on a combination of domestic and foreign stocks and derivative products. The Exchange is an exceptionally well-managed business that is well positioned globally and functions within a regulatory environment closely aligned to business goals. It is led by an innovative and driven management and is growing rapidly in a wide variety of products. The Exchange sits at the fulcrum of several trends in global capital markets.

•	Microchip’s corporate culture separates it from its competition and has helped lead the company back from the edge of bankruptcy and into a high-margin, high-efficiency market leader. Microchip’s powerful corporate culture is central to our investment thesis. A good example of this culture is the sales force incentive—people are paid not on commission, but on company-wide metrics. This has led to a more collegial and satisfying relationship with customers, who are in turn measurably more loyal. This kind of company-driven and customer-focused thinking is critical to market gains and to margin growth, in our view.

•	RHJ International is the publicly traded investment vehicle of Ripplewood. Among Ripplewood’s best-known transactions are the acquisitions of Japan Telecom, the largest leveraged buyout in Japan, and The Long-Term Credit Bank of Japan, since renamed Shinsei Bank.

•	Expeditors International of Washington is a high-quality company in the rapidly growing global freight forwarding and logistics industry. The industry is highly fragmented with no logistics provider having greater than low-single-digit market share. As freight forwarding grows globally and Expeditors takes some share, the company has the opportunity to grow at a rapid pace. Expeditors fits in our portfolio of companies that treat their employees well. Each company office is its own profit center, and there is no limit to how much a manager can earn if successful. The corporate culture has led to low turnover, a distinct advantage in an industry where repeat business is almost entirely relationship-driven.

Selected Eliminations:

•	Analog Devices (ADI) was eliminated based on a combination of fundamental and valuation concerns. Specifically, ADI’s power management segment has been underperforming and losing share to more effective competitors; the Digital Signal Processors unit has also been losing share and will likely continue to do so.

•	Furniture Brands was eliminated to realize losses and raise funds for new investments. The company has been unable to weather the difficult environment in residential furniture in spite of a three-year long restructuring effort.

•	At Eastman Kodak, the speed with which traditional revenues were drying up accelerated and new revenue generation showed signs of coming on slower than projected.

•	At the time of elimination from the Fund, AutoZone had not lived up to its potential market-share gains in the commercial space and had been giving up share in its strongest markets. In addition, hoped-for margin growth hadn’t materialized.

16

EXCELSIOR FUNDS TRUST	EQUITY OPPORTUNITIES FUND

Outlook

The Equity Opportunities team continues to seek investment opportunities within—but not limited to—the three themes outlined above that fit in our dual strategy of investing in companies with excellent corporate cultures or those that are simply cheap.

Richard Bayles

Managing Director and Senior Portfolio Manager

Fatima Dickey

Managing Director and Portfolio Manager

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.05%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

17

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

18

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Galvin, CFA

President and CIO of the Growth Equity Group

19

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Expense Ratio (As of 10/31/06)	Shares
Gross Expense Ratio	0.98%
Net Expense Ratio	0.95%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.95%. The waiver agreement may not be terminated before September 30, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

20

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

21

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

22

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.88%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

23

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding

24

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and Senior Portfolio Manager

25

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.85%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

26

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Performance Summary

In the last fiscal year, emerging markets performed much better than might have been expected given the two crises that book-ended the year. The first crisis occurred in May/June 2006 and was sparked by fears stemming from excessive carry trade activity, falling commodity prices, and U.S. interest-rate concerns. The weakness at fiscal year end stemmed once again from carry trade fears, with concerns over the U.S. sub-prime mortgage market added to the mix.

In addition to these two broad-based periods of weakness, individual countries had to overcome walls of worry at different times. For instance, Latin American elections, especially in Brazil and Mexico, caused uncertainty, but the results ended up pleasing investors. Thailand implemented currency controls but negated that decision in a matter of days. And China’s stock market suffered from the Chinese government expressing concern over its growth rate (the Chinese economy continues to run hot, a constant risk factor). Finally, certain emerging markets proved susceptible to falling oil prices.

The ability to withstand these uncertainties could define 2006/2007 as the year emerging markets came of age. In times past, any one of these events could have curtailed sentiment for some time, but for the fiscal year ended March 31, 2007, the emerging markets were up over 20%.

Performance Attribution

The Excelsior Emerging Markets Fund was able to keep pace most of the year, even during the two weak periods discussed above. As we entered the final fiscal quarter, however, the situation began to change; the leaders of 2006 started to lag as smaller markets took over leadership from the large markets of Brazil, Russia, and China. Since the Fund was underweighted in smaller markets, and still favored China and Russia, the Fund struggled in the first calendar quarter of 2007, causing the Fund to underperform the benchmark for the fiscal year. However, we are confident in our country weightings, which favor the BRIC countries (Brazil, Russia, India, and China), in particular China, over the long term.

Portfolio Activity

In keeping with our low turnover, portfolio sales of positions in their entirety were limited in the fiscal year. KGHM, a leading copper producer in Poland; Polyus Gold, a Russian gold mining company; and Rostelecom, Russia’s long-distance provider were all sold. It is just by coincidence that all three were in Central Europe. KGHM and Polyus were sold in anticipation of commodity prices falling. Rostelecom was sold as its price target had been reached.

In Poland, PKO Bank, a large commercial bank was sold. In Brazil, the Fund sold Telemar Norte Leste (Telemar), a telecommunications company; Telemar attempted a restructuring that failed, and prospects in its their fixed and mobile businesses were not living up to our expectations.

The Fund established a new position in Gafisa, a Brazilian homebuilder. Falling inflation and interest rates are increasing the affordability and demand for homes in Brazil. Although there are quite a few Brazilian real estate plays at present, Gafisa is one of the most liquid, thanks to its ADR.

27

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Chunghwa Telecom, Taiwan’s leading telecommunications company was also added. Not only is the stock exposed to a sector we find very attractive, but it also sports a high yield.

Outlook

External drivers, such as exports, have been the driving forces behind emerging market returns, but this may be changing. New drivers are emerging that may propel solid returns in the years to come. We believe that these new drivers will be domestic in nature. Emerging market countries have generated strong export growth and attracted investment, both of which are funding sources that can facilitate domestic economic development. We believe these funds will find their way into demand for infrastructure, domestic consumption, and telecommunications. Also, financial firms (such as banks) should be able to prosper from demand for new products and the growth of financing opportunities.

There has been a wealth transfer from the developed to emerging world. Few emerging market economies are exhibiting strained financial conditions. A base has been created that could fuel future returns. In this new era of emerging markets, the BRIC countries will continue to play a significant role. Growth is strong, and investment is high in these large, growing countries. The Fund continues to seek out opportunities in these markets. In addition to the stalwart BRIC category, new and smaller markets may rise in stature. Countries such as Vietnam and many African nations, also called frontier markets, may boost the next phase of emerging markets performance.

In short, we believe emerging markets are well entrenched in a long-term bull market (though nothing is ever totally smooth in emerging markets and near term performance could be volatile), driven by a variety of countries, both large and small. To profit from these opportunities we will continue to employ a combination of top-down and bottom-up analysis in our process. Long term, this mixed approach has worked well, and we believe it will continue to do so going forward.

In closing, we believe emerging markets are here to stay and do warrant a long-term allocation in a wide variety of portfolios.

Donald Elefson, CFA

Managing Director and Portfolio Manager

28

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.68%
Net Expense Ratio	1.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

29

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Performance Summary

International equity markets continued to strongly outperform the U.S. market for the year ending March 31, 2007. The performance differential was quite considerable, with the MSCI World ex-US Index producing a gain of over 20% compared to a gain of approximately 12% for the S&P 500 Index for the period. The strong positive comparison benefited from continuing U.S. dollar weakness versus most major currencies, with the exception of the Japanese yen.

The performance of the strongest and the weakest markets varied again to a considerable extent. Among the developed markets, Singapore returned approximately 45% for the year in U.S. dollar terms, followed by Spain (+38) and Australia (+35%). Singapore benefited from the strong economy and stock markets of China, whereas Spain strengthened based on takeover activity and Australia surprised with strong domestic economic growth. The weakest developed markets were Japan (+3.0%) and Canada (+12.1%). The Japanese stock market took a breather after superb performance in 2005, amid concerns about the underlying strength of the economic recovery. Emerging markets were somewhat neutral to developed returns last year as the MSCI EM Index performed in line with developed markets. The BRIC countries—Brazil, Russia, India and China—outperformed their brethren again, with a return of approximately 27%. Overall, the strongest performing major emerging market for the year was China (+47%), closely followed by Mexico (+40%) and Indonesia (+36%).

Performance Attribution

The Fund underperformed its benchmark for the year ending March 31, 2007. Stock selection produced an overall positive contribution to returns. Our overweight position in the telecommunications services sector was also helpful in this regard. Negative contributors to return were our overweight positions in information technology and health care, as well as our underweight position in utilities. Utilities, telecommunications services and consumer staples were the best performing sectors for the year. The weakest sectors were information technology and energy, with single digit returns, followed by health care. The Fund’s sector weightings stayed remarkably stable throughout the year. Health care, information technology, telecommunications services and consumer discretionary remained overweight, whereas our underweight sectors are financials, materials and utilities. Only the extent of the underweight and overweight percentages varied throughout the year. Individual stock performance contribution varied widely from quarter to quarter. Consistent with our investment philosophy, portfolio turnover was kept to a minimum.

Norwegian video conferencing solutions provider Tandberg ASA was the strongest performer in the fiscal year, returning over 100% during the period. Other strong contributors to performance included the German carbon and graphite materials producer SGL Carbon AG; Wm Morrison Supermarkets PLC; telecommunications company Telenor ASA; and Serco Group PLC, a commercial services company. Japanese stocks were some of the worst performers, including banking holding company, Mitsubishi UFJ Financial Group; Japan-based discount retailer Don Quijote Company; electronics and appliance retailer Yamada Denki Company; and electro-optics company Hoya Corporation. We continue to hold these positions as we have confidence in the recovery of the Japanese economy.

Portfolio Activity

In Asia, we sold Samsung Electronics, Hyundai Motor and Advanced Info Services.

30

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

In Europe, we eliminated our positions in Depfa and Sanofi-Aventis due to concerns about the visibility of future growth. The German industrial conglomerate MAN was sold due to its involvement in a complicated and potentially disadvantageous M&A situation. We also sold Altana AG and British Sky Broadcasting Group plc. We felt that Altana had reached its full valuation potential subsequent to the disposal of its pharmaceuticals business. Concerns about the strategic direction of BSkyB caused us to sell our holdings in this company.

In Canada, we eliminated our holdings in Rona and Suncor for future earnings visibility reasons.

The fund’s replacements for these holdings include the Canadian apparel manufacturer Gildan Activewear and Canadian National Railway. We established positions in the Australian-based specialty pharmaceutical company CSL and in Synthes, the Swiss medical products provider specializing in orthopedic trauma surgery.

Other purchases included Greek Postal Savings Bank and Reed Elsevier. Reed Elsevier is an international publishing group specializing in scientific, legal and business-to-business materials. Both companies feature strong earnings growth potential and reasonable valuations.

Outlook

We are continuing to maintain a very positive stance on international equities as an asset class. Our reasoning is based on key considerations in regard to earnings growth, comparative valuations, currency considerations and diversification benefits.

Europe continues to benefit from the EU expansion toward Central and Eastern Europe. Japan has seen positive GDP growth for the last five years now, and the foundations for the continuing recovery of the Japanese economy remain strong. Strong export performance to both the U.S. and China is expected to continue. Real estate prices in Tokyo are also confirming an overall sound recovery. Economic growth in most emerging markets continues to surprise on the upside, as well.

Most international markets currently trade at a 20-25% discount to the U.S. market as measured in terms of price to cash flow and price to book value relationships. We anticipate a continuation of the measured approach that most central banks have taken over the recent past and so expect few monetary policy surprises.

We anticipate a continued, if somewhat weaker, performance contribution from a weaker U.S dollar. Continued current account and federal budget deficits remain a concern to most market participants. The anticipated increase in short-term Eurozone interest rates will also negatively influence the relative interest rate relationship between the Dollar and the Euro, thus validating the recent strong performances of the Euro and the British Pound.

We are continuing to anticipate positive benefits from international diversification as the magnitude of anticipated returns should outpace opportunities in the U.S. The U.S. stock market accounts for about half of world market capitalization, which implies that the other half of investment opportunities lies elsewhere. Given our anticipated scenario above, this environment lends itself to enhanced returns from strong stock selection.

Reiner Triltsch, CFA

Managing Director, Portfolio Manager and Head of International Equities

31

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.46%
Net Expense Ratio	1.10%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase. One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

32

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund

Principal Amount		Rate	Maturity Date	Value

CERTIFICATES OF DEPOSIT — 17.90%
$45,000,000	Barclay Bank plc	5.30%	04/04/07	$45,000,000
50,000,000	Citibank	5.31	04/30/07	50,000,000
50,000,000	First Tennessee Bank	5.29	06/05/07	50,000,000
30,000,000	HSBC Bank	5.30	05/14/07	30,000,000
50,000,000	Washington Mutual Corp.	5.26	06/06/07	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $225,000,000)			225,000,000

COMMERCIAL PAPER — 71.77%
25,000,000	Abbott Laboratories, Discount Note	5.19	04/02/07	24,996,396
25,000,000	Abbott Laboratories, Discount Note	5.24	04/10/07	24,967,250
50,000,000	American General Finance Co., Discount Note	5.27	04/05/07	49,970,721
9,200,000	CIT Group Funding, Inc., Discount Note	5.24	04/25/07	9,167,861
15,000,000	CIT Group Funding, Inc., Discount Note	5.22	06/29/07	14,806,425
5,000,000	CIT Group Funding, Inc., Discount Note	5.20	08/09/07	4,906,111
50,000,000	Corporate Asset Funding Co., Inc., Discount Note(a)	5.25	04/20/07	49,861,458
15,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.24	04/09/07	14,982,533
20,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.26	04/18/07	19,950,322
14,000,000	Falcon Asset Securitization Corp., Discount Note(a)	5.24	04/25/07	13,951,093
20,000,000	General Electric Capital Corp., Discount Note	5.17	06/05/07	19,813,306
40,000,000	Goldman Sachs Group, Inc., Discount Note	5.30	04/03/07	39,988,222
28,000,000	Govco, Inc., Discount Note(a)	5.25	04/27/07	27,893,833
15,000,000	Govco, Inc., Discount Note(a)	5.24	05/11/07	14,912,667

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL PAPER — (continued)
$10,000,000	Govco, Inc., Discount Note(a)	5.23%	05/15/07	$9,936,078
35,000,000	HBOS plc, Discount Note	5.20	05/11/07	34,797,583
20,000,000	HSBC Finance Corp., Discount Note	5.24	04/12/07	19,967,978
20,000,000	International Lease Finance Corp., Discount Note	5.23	04/10/07	19,973,850
30,000,000	John Deere Capital Corp., Discount Note	5.25	05/11/07	29,825,000
15,000,000	John Deere Capital Corp., Discount Note	5.20	05/21/07	14,891,667
25,000,000	JP Morgan Chase & Co., Discount Note	5.24	04/11/07	24,963,611
40,000,000	Procter & Gamble Co., Discount Note	5.22	05/22/07	39,704,200
15,000,000	Procter & Gamble Co., Discount Note	5.21	06/18/07	14,830,675
50,000,000	Prudential Funding Corp., Discount Note	5.24	05/03/07	49,767,111
55,000,000	Rabobank Corp., Discount Note	5.39	04/02/07	54,991,757
25,000,000	Ranger Funding Co., LLC, Discount Note(a)	5.27	04/09/07	24,970,722
25,000,000	Ranger Funding Co., LLC, Discount Note(a)	5.25	05/17/07	24,832,292
25,000,000	Societe Generale, Discount Note	5.31	04/05/07	24,985,250
15,000,000	Three Pillar Funding LLC, Discount Note(a)	5.26	04/09/07	14,982,467
20,000,000	Three Pillar Funding LLC, Discount Note(a)	5.27	04/25/07	19,929,687
12,000,000	Three Pillar Funding LLC, Discount Note(a)	5.28	04/27/07	11,954,240
15,000,000	UBS Finance Corp., Discount Note	5.23	05/01/07	14,934,563
35,000,000	UBS Finance Corp., Discount Note	5.23	05/14/07	34,781,148

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL PAPER — (continued)
7,595,000	Windmill Funding Corp., Discount Note(a)	5.25	04/03/07	7,592,785
$27,000,000	Windmill Funding Corp., Discount Note(a)	5.25%	04/11/07	$26,960,625
20,000,000	Windmill Funding Corp., Discount Note(a)	5.25	05/03/07	19,906,667
15,000,000	Yorktown Capital LLC, Discount Note(a)	5.25	04/12/07	14,975,938
17,619,000	Yorktown Capital LLC, Discount Note(a)	5.26	04/26/07	17,554,642

	TOTAL COMMERCIAL PAPER (Cost $902,178,734)			902,178,734

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 2.78%
20,000,000	Federal Home Loan Bank(b)	5.28	03/14/08	20,000,000
15,000,000	Federal National Mortgage Association	5.30	01/08/08	15,000,000

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $35,000,000)			35,000,000

Shares
REGISTERED INVESTMENT COMPANY — 0.29%
3,706,303	Dreyfus Government Cash Management Fund			3,706,303

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,706,303)			3,706,303

Principal Amount		Value

REPURCHASE AGREEMENT — 7.48%
$94,000,000	Morgan Stanley, 5.30% dated 03/30/07, due 04/02/07, to be repurchased at $94,041,517 (collateralized by U.S. Government Obligations, ranging in par value $42,065,000-$53,385,000, 5.00%-5.40%, 02/25/08-06/15/12; total market value $95,882,844)	$94,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $94,000,000)	94,000,000

TOTAL INVESTMENTS (Cost $1,259,885,037)	100.22%	$1,259,885,037
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.22)	(2,808,450)

NET ASSETS	100.00%	$1,257,076,587

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $335,148,049 or 26.66% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.

Discount Note—The rate reported is the discount rate at the time of purchase.

LLC—Limited Liability Company

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	71.77%	$902,178,734
Certificates of Deposit	17.90	225,000,000
Repurchase Agreement	7.48	94,000,000
U.S. Government & Agency Obligations	2.78	35,000,000
Registered Investment Company	0.29	3,706,303

Total Investments	100.22%	$1,259,885,037
Liabilities in Excess of Other Assets	(0.22)	(2,808,450)

Net Assets	100.00%	$1,257,076,587

See Notes to Financial Statements

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	7/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	4/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.,	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.,	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,600,000	TCI Communications, Inc.	9.80%	02/01/12	$3,078,156
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION (continued)
$2,496,422	Pool # J01383	5.50%	03/01/21	$2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
203,140	Pool # 251502	6.50	02/01/13	208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$1,895,300	Pool # 844901	4.50%	10/01/20	$1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
317,132	Pool # 2562,	6.00	03/20/28	322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.48%
$520,000	(f)	4.63%	09/30/08	$519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

Contracts
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75			1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)			1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund			21,150,173
21,150,172	Fidelity U.S. Treasury II Fund			21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)			42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
	Long—
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
	Short—
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	Total Futures Contracts (Total notional amount $14,037,475)	$14,078,203	$40,728

See Notes to Financial Statements.

38

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements.

39

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 89.98%
	ADVERTISING PERIODICALS — 2.74%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,092,500
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,080,000

				3,172,500

	CABLE TV — 1.80%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,032,500
1,000,000	NTL Cable plc	9.13	08/15/16	1,055,000

				2,087,500

	CASINO HOTELS — 7.76%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,040,000
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	980,000
1,500,000	Majestic Star llc.	9.75	01/15/11	1,428,750
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,068,750
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Station Casinos, Inc.	6.63	03/15/18	890,000
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,515,000

				9,002,500

	CELLULAR TELECOM — 1.19%
330,000	American Cellular Corp.	10.00	08/01/11	349,388
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,030,000

				1,379,388

	CHEMICALS - DIVERSIFIED — 1.39%
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,095,000
500,000	Nell AF Sarl(a)	8.38	08/15/15	521,250

				1,616,250

	CHEMICALS - SPECIALTY — 0.91%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	1,060,000

	COAL — 1.70%
1,000,000	Massey Energy Co.	6.88	12/15/13	948,750
1,000,000	Peabody Energy Corp., Series B	6.88	03/15/13	1,017,500

				1,966,250

	COMMERCIAL SERVICES — 1.77%
1,000,000	Iron Mountain, Inc.	8.63	04/01/13	1,029,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,020,000

				2,049,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMPUTER SERVICES — 0.94%
$1,000,000	Sungard Data Systems, Inc.	10.25%	08/15/15	$1,091,250

	CONTAINERS - METAL/GLASS — 1.78%
1,000,000	Crown Americas	7.75	11/15/15	1,040,000
1,000,000	Owens-Brockway Glass Containers	8.88	02/15/09	1,020,000

				2,060,000

	CONTAINERS - PAPER/PLASTIC — 2.66%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,015,000
1,000,000	Jefferson Smurfit Corp.	7.50	06/01/13	970,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,100,000

				3,085,000

	COSMETICS & TOILETRIES — 1.21%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,398,750

	DISTRIBUTION/WHOLESALE — 0.87%
1,000,000	Nebraska Book Co.	8.63	03/15/12	1,007,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 0.89%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,035,000

	ELECTRIC - GENERATION — 1.38%
1,500,000	AES Corp.	9.50	06/01/09	1,597,500

	ELECTRONIC COMPONENTS - SEMICONDUCTORS — 2.19%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,042,500
500,000	Freescale Semiconductor(a)	8.88	12/15/14	500,625
1,000,000	Freescale Semiconductor(a)	9.13	12/15/14	992,500

				2,535,625

	FINANCE - AUTO LOANS — 3.00%
1,354,000	Ford Motor Credit Co.(a)	9.75	09/15/10	1,426,225
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	2,052,842

				3,479,067

	FINANCE - INVESTMENT BNKR/BRKR — 0.06%
60,000	BCP Crystal Holdings Corp.	9.63	06/15/14	68,155

	FOOD & KINDRED PRODUCTS — 0.85%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	982,500

See Notes to Financial Statements.

40

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD - MISCELLANEOUS AND DIVERSIFIED — 1.78%
$1,000,000	Del Monte Corporation	8.63%	12/15/12	$1,040,000
1,000,000	Del Monte Corporation	6.75	02/15/15	988,750
40,000	Dole Foods Co.	7.25	06/15/10	38,200

				2,066,950

	FUNERAL SERVICES & RELATED ITEMS — 1.30%
1,500,000	Service Corp. International	7.00	06/15/17	1,511,250

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.90%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	1,043,750

	HOME FURNISHINGS — 1.79%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,052,500
1,000,000	Simmons Co.	7.88	01/15/14	1,025,000

				2,077,500

	MACHINERY - FARM — 0.45%
500,000	Case New Holland, Inc.	7.13	03/01/14	520,000

	MACHINERY - GENERAL INDUSTRIAL — 0.88%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL - HOSPITALS — 0.90%
1,000,000	HCA, Inc.	8.75	09/01/10	1,048,750

	MULTI-LINE INSURANCE — 1.97%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,285,349

	MUSIC — 1.31%
1,600,000	Warner Music Group	7.38	04/15/14	1,524,000

	OFFICE AUTOMATION & EQUIPMENT — 3.14%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,045,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,020,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,573,125

				3,638,125

	PAPER & RELATED PRODUCTS — 0.86%
1,000,000	Mercer International, Inc.	9.25	02/15/13	1,002,500

	PHYSICIANS PRACTICE MANAGEMENT — 3.18%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,140,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	533,750
1,000,000	US Oncology Holdings, Inc.(b)	10.58	03/15/15	1,020,000

				3,693,750

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PIPELINES — 1.75%
$1,500,000	Semgroup L.P.(a)	8.75%	11/15/15	$1,522,500
500,000	Williams Cos.(a)	6.38	10/01/10	506,875

				2,029,375

	RACETRACKS — 0.84%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	970,000

	RENTAL AUTO/EQUIPMENT — 2.68%
1,000,000	Avis Budget Car Rental(a)	7.75	05/15/16	1,020,000
1,000,000	Rental Service Corp.(a)	9.50	12/01/14	1,065,000
1,000,000	United Rentals, Inc.	7.75	11/15/13	1,027,500

				3,112,500

	RESORTS/THEME PARKS — 0.89%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,031,250

	RETAIL - APPAREL/SHOE — 1.10%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,275,000

	RETAIL - ARTS & CRAFTS — 0.93%
1,000,000	Michaels Stores, Inc.(a)	11.38	11/01/16	1,077,500

	RETAIL - DRUG STORE — 2.51%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,085,000
1,000,000	Rite Aid Corp.	8.63	03/01/15	946,250
1,000,000	Rite-Aid Corp.	6.88	08/15/13	880,000

				2,911,250

	RETAIL - MAJOR DEPARTMENT STORE — 1.90%
1,000,000	Neiman Marcus Group, Inc.	9.00	10/15/15	1,095,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,112,500

				2,207,500

	RETAIL - TOY STORE — 1.11%
1,500,000	Toys R Us	7.38	10/15/18	1,290,000

	RETAIL - VIDEO RENTAL — 1.74%
2,000,000	Blockbuster, Inc.(b)	9.00	09/01/12	2,020,000

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance plc	7.63	06/30/12	677,625
2,000,000	Intelsat Bermuda Ltd.	11.25	06/15/16	2,270,000

				2,947,625

	SCHOOLS — 1.27%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,473,750

See Notes to Financial Statements.

41

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	SPECIAL PURPOSE ENTITY — 6.62%
$5,580,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)(b)	7.55%	05/01/16	$5,673,856
2,000,000	Wimar OPCO LLC(a)(c)	9.63	12/15/14	2,007,500

				7,681,356

	TELECOM SERVICES — 0.89%
1,000,000	West Corp(a)	9.50	10/15/14	1,035,000

	TELEPHONE - INTERGRATED — 8.71%
2,000,000	Cincinnati Bell, Inc.,	8.38	01/15/14	2,045,000
2,000,000	Citizens Communications	9.25	05/15/11	2,229,999
649,000	Consolidated Communications Holding	9.75	04/01/12	687,129
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,642,500
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,337,500
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,077,500
1,000,000	Windstream Corp.	8.63	08/01/16	1,093,750

				10,113,378

	TRAVEL SERVICES — 0.95%
1,000,000	Travelport, Inc.(a)	11.88	09/01/16	1,096,250

	TOTAL CORPORATE BONDS (Cost $101,609,771)			104,377,393

BANK LOANS — 0.44%
	MISCELLANEOUS MANUFACTURING — 0.44%
500,000	IPC Acquisition Corp.(b)(d)	11.86	09/29/14	507,500

	TOTAL BANK LOANS (Cost $500,000)			507,500

Shares		Rate	Maturity Date	Value

COMMON STOCK — 2.57%
	METAL - ALUMINUM — 2.57%
152,380	Ormet Corp.			$2,979,029

	TOTAL COMMON STOCK (Cost $1,219,040)			2,979,029

Principal Amount
U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.12%
	FEDERAL HOME LOAN BANK — 6.12%
$7,100,000	Discount Note	0.00%	04/02/07	7,097,059

	TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES (Cost $7,099,020)			7,097,059

TOTAL INVESTMENTS (Cost $110,427,831)	99.11%	$114,960,981
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,035,924

NET ASSETS	100.00%	$115,996,905

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,453,831 or 21.94% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Fair valued as of March 31, 2007.

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

LLC—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

42

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	39.66%	$46,015,698
Telecommunication	11.71	13,582,766
Materials	9.73	11,281,529
Information Technology	8.34	9,675,125
Industrials	7.99	9,263,375
U.S. Government & Agency Obligations	6.12	7,097,059
Health Care	5.39	6,253,750
Consumer Staples	3.83	4,448,200
Financials	3.26	3,779,729
Energy	1.70	1,966,250
Utilities	1.38	1,597,500

Total Investment	99.11%	$114,960,981
Other Assets in Excess of Liabilities	0.89	1,035,924

Net Assets	100.00%	$115,996,905

See Notes to Financial Statements.

43

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 90.31%
	CONSUMER DISCRETIONARY — 11.74%
105,750	BorgWarner, Inc.	$7,975,665
148,100	Dillards, Inc., Class A	4,847,313
155,000	John Wiley & Sons, Class A	5,852,800
148,450	Life Time Fitness, Inc.(a)	7,631,815
203,200	Sotheby’s Holdings, Inc., Class A	9,038,336
167,000	Timberland Co., Class A(a)	4,347,010

		39,692,939

	CONSUMER STAPLES — 4.42%
144,600	Anheuser Busch Cos., Inc.	7,296,516
220,000	Senomyx, Inc.(a)	2,723,600
96,600	Wm. Wrigley Jr. Co.	4,919,838

		14,939,954

	ENERGY — 8.52%
98,000	Apache Corp.	6,928,600
571,000	EL Paso Corp.	8,262,370
87,500	Exxon Mobil Corp.	6,601,875
91,550	Suncor Energy, Inc. ADR	6,989,843

		28,782,688

	FINANCIAL — 16.24%
386,100	Aegon N.V.	7,698,834
155,000	American Capital Strategies Ltd.	6,868,050
79	Berkshire Hathaway, Inc., Class A(a)	8,610,210
41,500	Lehman Brothers Holding, Inc.	2,907,905
269,000	Leucadia National Corp.	7,913,980
106,000	NYSE Group, Inc.(a)	9,937,499
206,000	Progressive Corp.	4,494,920
128,000	RenaissanceRe Holdings Ltd.	6,417,920

		54,849,318

	HEALTH CARE — 8.42%
97,100	Johnson & Johnson	5,851,246
105,000	Medtronic, Inc.	5,151,300
105,100	Novo-Nordisk A/S ADR	9,514,703
90,150	Roche Holdings Ltd. ADR	7,938,339

		28,455,588

	INDUSTRIALS — 15.95%
2,833,000	Bombardier, Inc., Class B(a)	11,436,820
127,700	Canadian National Railway Co.	5,636,678
150,200	Expeditors International of Washington, Inc.	6,206,264

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
160,100	General Electric Co.	$5,661,136
426,200	Quanta Services, Inc.(a)	10,748,764
181,700	Rolls-Royce Group plc ADR	8,848,790
173,700	Simpson Manufacturing Co., Inc.	5,356,908

		53,895,360

	INFORMATION TECHNOLOGY — 5.82%
1,430,000	3com Corp.(a)	5,591,300
86,400	International Rectifier Corp. (a)	3,301,344
152,400	Microchip Technology, Inc.	5,414,772
205,000	National Instruments Corp.	5,377,150

		19,684,566

	MATERIALS — 11.45%
120,250	Aracruz Cellulose S.A. ADR	6,309,518
20,500	IPSCO, Inc.	2,693,700
184,300	Monsanto Co.	10,129,128
127,900	Nucor Corp.	8,330,127
96,400	Vulcan Materials Co.	11,228,672

		38,691,145

	REAL ESTATE — 1.56%
101,100	St. Joe Co.	5,288,541

	UTILITIES — 6.19%
430,600	AES Corp.(a)	9,266,512
239,000	Centerpoint Energy, Inc.	4,287,660
424,100	Sierra Pacific Resources(a)	7,370,858

		20,925,030

	TOTAL COMMON STOCKS (Cost $251,082,492)	305,205,129

FOREIGN COMMON STOCKS — 5.90%
	BELGIUM — 1.77%
299,000	RHJ International(a)	5,990,623

	GERMANY — 1.66%
95,200	Bayerische Motoren Werke AG	5,623,241

	SINGAPORE — 2.47%
1,600,000	Olam International Ltd.	3,213,760
1,190,385	Singapore Exchange Ltd.	5,119,786

		8,333,546

	TOTAL FOREIGN COMMON STOCKS (Cost $18,425,117)	19,947,410

See Notes to Financial Statements.

44

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 3.87%
$13,082,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $13,087,516 (collateralized by U.S. Government Obligations, ranging in par value $4,185,000-$4,500,000, 4.60%-5.46%, 04/11/08-03/08/13; total market value $13,232,533)	$13,082,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,082,000)	13,082,000

TOTAL INVESTMENTS (Cost $282,589,609)	100.08%	$338,234,539
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.08)	(254,789)

NET ASSETS	100.00%	$337,979,750

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $19,947,410 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	19.53%	$65,959,727
Industrials	15.95	53,895,360
Consumer Discretionary	13.40	45,316,180
Materials	11.45	38,691,145
Energy	8.52	28,782,688
Health Care	8.42	28,455,588
Utilities	6.19	20,925,030
Information Technology	5.82	19,684,566
Consumer Staples	5.37	18,153,714
Repurchase Agreements	3.87	13,082,000
Real estate	1.56	5,288,541

Total Investment	100.08%	$338,234,539
Other Assets in Excess of Liabilities	(0.08)	(254,789)

Net Assets	100.00%	$337,979,750

See Notes to Financial Statements

45

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

46

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

47

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

48

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16%	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements

49

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co. (a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000

See Notes to Financial Statements.

50

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
1,700,000	Union Pacific Corp.	$172,635,000
4,250,000	United Rentals, Inc.(a)	116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
900,000	Ventas, Inc.	$37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000
	MATERIALS 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

51

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 04/20/07	(1,520,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

52

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

53

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 90.40%
	ARGENTINA — 1.75%
931,800	Telecom Argentina S.A. ADR(a)	$19,884,612

	BRAZIL — 7.35%
841,674	Arcelor Brazil S.A.	19,700,232
431,400	Companhia Vale do Rio Doce S.A.	15,983,985
516,832	Diagnosticos da America S.A.(a)	11,419,344
210,000	Gafisa S.A. ADR(a)	5,355,000
398,800	Gol Linhas Aereas Inteligentes S.A. ADR	12,135,484
215,400	Uniao de Bancos Brasileiros S.A.	18,838,884

		83,432,929

	CHILE — 0.86%
195,000	Banco Santander Chile S.A. ADR	9,724,650

	CHINA — 13.94%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)	23,836,803
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	19,132,698
42,614,000	China Construction Bank, Class H (Hong Kong)	24,240,683
620,797	China Mobile Ltd. ADR (Hong Kong)	27,842,744
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	17,695,045
17,823,252	Far East Consortium International Ltd. (Hong Kong)	7,488,513
2,647,000	Industrial & Commercial Bank of China (Hong Kong)(a)	1,471,330
15,539,400	People’s Food Holdings Ltd.	15,331,163
131,700	PetroChina Co. Ltd. ADR	15,420,753
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	5,691,008

		158,150,740

	COLUMBIA — 0.96%
392,800	Bancolombia S.A. ADR	10,876,632

Shares		Value

COMMON STOCKS — (continued)
	INDIA — 4.47%
339,350	ICICI Bank Ltd. ADR	$12,471,113
240,400	India Fund, Inc.(b)	9,168,856
222,900	State Bank of India GDR(c)(d)	14,000,128
655,700	Suzlon Energy Ltd.	15,026,990

		50,667,087

	INDONESIA — 3.51%
28,198,700	PT Indocement Tunggal Prakarsa Tbk	15,712,804
22,402,700	PT Telekomunikasi Indonesia Tbk	24,119,251

		39,832,055

	MALAYSIA — 4.51%
1,882,600	Genting Berhad	21,644,856
6,454,950	Public Bank Berhad	16,796,781
4,404,300	Telekom Malaysia Berhad	12,743,885

		51,185,522

	MEXICO — 10.68%
428,100	America Movil S.A. de C.V., Series L ADR	20,458,899
405,244	Cemex S.A.B de C.V. ADR	13,271,741
262,600	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	11,291,800
801,355	Grupo Elektra S.A.	12,453,662
2,124,100	Grupo Televisa S.A.	12,651,633
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	12,136,892
5,959,029	Urbi Desarrollos Urbanos S.A. de C.V.(a)	24,650,417
3,330,082	Wal-Mart de Mexico S.A. de C.V.	14,221,989

		121,137,033

	RUSSIA — 8.25%
210,200	Lukoil Co. ADR	18,161,280
103,200	MMC Norilsk Nickel ADR	19,143,600
368,100	Mobile TeleSystems ADR	20,598,876
421,350	OAO Gazprom ADR	17,645,323
464,000	RBC Information Systems ADR(a)	18,096,000

		93,645,079

See Notes to Financial Statements.

54

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — 6.97%
2,911,042	African Bank Investments Ltd.	$12,159,057
704,600	Gold Fields Ltd. ADR	13,021,008
1,522,224	MTN Group Ltd.	20,644,880
405,500	Sasol Ltd.	13,548,385
861,916	Telekom South Africa Ltd.	19,703,763

		79,077,093

	SOUTH KOREA — 13.39%
337,802	Hana Financial Group, Inc.	17,448,510
650,638	KT Corp. ADR	14,567,785
421,680	LG Cable Ltd.	18,391,544
120,562	LG Home Shopping, Inc.	8,748,113
13,000	Lotte Chilsung Beverage Co. Ltd.	16,574,190
135,810	NCSoft Corp.(a)	8,922,644
101,567	Pacific Corp.	14,917,642
63,570	Samsung Electronic Co. Ltd.	37,914,018
614,685	SK Telecom Co. Ltd. ADR	14,395,923

		151,880,369

	TAIWAN — 7.19%
817,900	Chunghwa Telecom Co. Ltd. ADR	16,292,568
3,114,471	Hon Hai Precision, Inc.	20,814,502
6,673,453	President Chain Store Corp.	16,314,127
11,780,387	Synnex Technology International Corp.	14,581,583
233,704	Taiwan Semiconductor Manufacturing Co. Ltd.	475,681
1,212,264	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,031,838

		81,510,299

	THAILAND — 0.99%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	11,246,697

	TURKEY — 2.13%
872,210	Akbank T.A.S. ADR(c)(d)	11,692,325
1,112,582	Arcelik A.S.	7,500,339
1,016,704	Turkiye Vakiflar Bankasi T.A.O.(a)	2,282,098
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D	2,655,359

		24,130,121

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.45%
428,800	Anglo American plc (South Africa shares)	$22,641,042
712,500	Kazakhmys plc	16,481,436

		39,122,478

	TOTAL COMMON STOCKS (Cost $658,437,278)	1,025,503,396

PREFERRED STOCKS — 5.39%
	BRAZIL — 4.54%
769,836	Banco Bradesco S.A.	15,701,021
315,754,000	Companhia Energetica de Minas Gerais	15,486,405
906,800	Petroleo Brasileiro S.A.	20,317,463

		51,504,889

	SOUTH KOREA — 0.85%
246,300	Hyundai Motor Co. Ltd.	9,641,771

	TOTAL PREFERRED STOCKS (Cost $28,204,675)	61,146,660

Principal Amount
REPURCHASE AGREEMENT — 4.10%
$46,464,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $46,483,592 (collateralized by U.S. Government Obligations, ranging in par value $1,400,000-$8,000,000, 2.35%-5.81%, 07/09/07-02/22/16; total market value $47,043,406)	46,464,000

	TOTAL REPURCHASE AGREEMENT (Cost $46,464,000)	$46,464,000

TOTAL INVESTMENTS (Cost $733,105,953)	99.89%	$1,133,114,056
OTHER ASSETS IN EXCESS OF LIABILITIES	0.11	1,299,423

NET ASSETS	100.00%	$1,134,413,479

See Notes to Financial Statements.

55

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Emerging Markets Fund — (continued)

(a)	Non-income producing security
(b)	Closed-end Management Investment Company Fund
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,692,453 or 2.26% of net assets.
(d)	Represents an illiquid security as of March 31, 2007.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $681,294,860 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Telecommunication Services	20.68%	$234,636,776
Financial	17.78	201,683,886
Industrials	12.18	138,241,847
Materials	10.42	118,188,134
Energy	10.20	115,656,321
Consumer Discretionary	8.94	101,367,158
Information Technology	7.96	90,332,041
Consumer Staples	5.81	65,955,693
Repurchase Agreement	4.10	46,464,000
Health Care	1.01	11,419,344
Investment Companies	0.81	9,168,856

Total Investment	99.89%	$1,133,114,056
Other Assets in Excess of Liabilities	0.11	1,299,423

Net Assets	100.00%	$1,134,413,479

See Notes to Financial Statements

56

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund

Shares		Value

COMMON STOCKS — 96.34%
	AUSTRALIA — 3.34%
19,100	CSL Ltd.	$1,269,451
16,857	Rio Tinto Ltd.	1,072,590

		2,342,041

	BELGIUM — 1.40%
5,500	Umicore	981,619

	CANADA — 2.87%
20,200	Canadian National Railway Co.	891,166
19,100	Gildan Activewear, Inc.(a)	1,125,282

		2,016,448

	CHINA — 2.27%
6,400	PetroChina Co. Ltd. ADR	749,376
73,000	Sun Hung Kai Properties Ltd. (Hong Kong)	843,712

		1,593,088

	FINLAND — 2.55%
28,500	Fortum Oyj	829,925
41,700	Nokia Oyj	960,749

		1,790,674

	FRANCE — 6.75%
23,300	AXA S.A.	990,789
7,820	BNP Paribas S.A.	817,844
13,600	Carrefour S.A.	996,733
4,904	Compagnie Generale de Geophysique S.A. (CGG)(a)	1,032,104
12,916	Total S.A.	902,223

		4,739,693

	GERMANY — 6.30%
18,500	Adidas-Salomon AG	1,007,682
15,700	Bayerische Motoren Werke AG	927,362
18,800	Rhoen-Klinikum AG	1,128,328
41,150	SGL Carbon AG(a)	1,355,816

		4,419,188

	GREECE — 1.34%
37,200	Greek Postal Savings Bank(a)	937,438

	INDONESIA — 1.39%
907,000	PT Telekomunikasi Indonesia Tbk	976,497

Shares		Value

COMMON STOCKS — (continued)
	IRELAND —1.51%
49,502	Bank of Ireland	$1,061,788

	ITALY — 2.24%
24,250	ENI S.p.A.	789,054
30,665	Permasteelisa S.p.A.	783,949

		1,573,003

	JAPAN — 21.95%
19,200	Canon, Inc.	1,031,104
44,100	Casio Computer Co. Ltd.	961,419
45,946	Chiyoda Corp.	1,003,734
40,300	Don Quijote Co. Ltd.	785,941
11,400	FANUC Co. Ltd.	1,056,452
27,000	Hoya Corp.	892,166
3,800	Keyence Corp.	855,126
10,200	Kyocera Corp.	958,438
23,500	Millea Holdings, Inc.	866,126
90	Mitsubishi Tokyo Financial Group, Inc.	1,014,177
48,000	Nikon Corp.	1,007,605
500	NTT DoCoMo, Inc.	921,262
104,000	Sumitomo Trust & Banking Co. Ltd.	1,079,164
17,200	Takeda Pharmaceutical Co. Ltd.	1,126,431
116,000	The Bank of Fukuoka Ltd.(b)	925,856
9,900	Yamada Denki Co. Ltd.	918,503

		15,403,504

	MEXICO — 2.50%
19,900	America Movil S.A. de C.V., Series L ADR	951,021
24,592	Cemex S.A.B de C.V. ADR	805,388

		1,756,409

	NETHERLANDS — 3.05%
27,000	ABN Amro Holding NV	1,163,256
57,700	Qiagen NV(a)	979,136

		2,142,392

	NORWAY — 3.36%
59,600	Tandberg ASA	1,232,760
63,700	Telenor ASA	1,125,002

		2,357,762

See Notes to Financial Statements.

57

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SINGAPORE — 1.67%
83,000	DBS Group Holdings Ltd.	$1,168,586

	SPAIN — 4.09%
57,200	Banco Santander Central Hispano S.A.	1,021,028
26,200	Repsol YPF S.A.	882,754
43,608	Telefonica S.A.	965,582

		2,869,364

	SWEDEN — 1.50%
19,700	Svenska Cellulosa AB	1,055,009

	SWITZERLAND — 4.76%
28,200	Micronas Semiconductor AG	585,338
5,300	Roche Holdings AG	941,744
8,100	Synthes, Inc.	1,003,211
13,600	UBS AG(a)	811,228

		3,341,521

	TAIWAN — 3.00%
167,409	Hon Hai Precision, Inc.	1,118,820
92,022	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	989,237

		2,108,057

	TURKEY — 1.20%
124,700	Arcelik A.S.	840,650

	UNITED KINGDOM — 17.30%
72,800	BG Group	1,050,024
87,300	Cadbury Schweppes plc	1,121,912
35,174	GlaxoSmithKline plc	970,799
49,200	HSBC Holdings plc	861,451
72,300	Paragon Group plc	825,277
18,270	Reckitt Benckiser plc	952,648
71,800	Reed Elsevier plc	860,239
25,588	Royal Bank of Scotland Group plc	1,001,611
200,700	Sage Group plc (The)	1,021,454
127,349	Serco Group plc	1,151,789
54,900	Shire plc	1,133,269
195,554	William Morrison Supermarkets plc	1,188,178

		12,138,651

	TOTAL COMMON STOCKS (Cost $47,288,330)	67,613,382

Principal Amount		Value

REPURCHASE AGREEMENT — 2.65%
$1,863,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 4/02/07, repurchase price $1,863,786 (collateralized by U.S. Government Obligation, par value $1,820,000, 5.25%, 11/03/09; total market value $1,902,016)	$1,863,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,863,000)	1,863,000

TOTAL INVESTMENTS (Cost $49,151,330)	98.99%	$69,476,382
OTHER ASSETS IN EXCESS OF LIABILITIES	1.01	706,722

NET ASSETS	100.00%	$70,183,104

(a)	Non-income producing security.
(b)	Fair valued at March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $64,118,360 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

58

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

International Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	23.32%	$16,368,468
Industrials	13.90	9,751,675
Health Care	10.79	7,573,234
Telecommunication Services	10.16	7,132,872
Consumer Discretionary	9.58	6,722,932
Information Technology	9.40	6,596,557
Energy	7.70	5,405,535
Consumer Staples	7.38	5,177,975
Materials	2.93	2,054,209
Repurchase Agreement	2.65	1,863,000
Utilities	1.18	829,925

Total Investment	98.99%	$69,476,382
Other Assets in Excess of Liabilities	1.01	706,722

Net Assets	100.00%	$70,183,104

See Notes to Financial Statements.

59

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Money Fund	Core Bond Fund		High Yield Fund	Equity Opportunities Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,259,885,037	$549,299,881		$110,427,831	$282,589,609

Investments, at value (including Repurchase Agreements) (Note 1)	$1,259,885,037	$550,355,840		$114,960,981	$338,234,539
Cash	—	172,942		131,318	38,115
Foreign currency (cost $0, $0, $0, $3,023, $0, $0, $531, $644,844 and $17,737 respectively)	—	—		—	3,247
Dividends and interest receivable	1,925,463	4,413,659		2,376,317	528,278
Receivable for investments sold	—	333,651		1,136,514	21,193
Receivable for fund shares sold	449	506,201		503,500	736,458
Receivable from advisor	—	—		114,221	—
Net receivable for variation margin on futures contracts	—	5,391		—	—
Reclaims receivable	—	—		—	48,271
Prepaid expenses	15,202	9,532		1,593	3,712

Total Assets	1,261,826,151	555,797,216		119,224,444	339,613,813
LIABILITIES:
Payable for dividends declared	3,971,809	1,360,741		583,926	—
Payable for investments purchased	—	1,742,048		1,496,875	1,225,148
Cash overdraft	—	—		—	—
Options written, at value (Premiums received: Value and Restructuring Fund — $6,678,258)	—	—		—	—
Payable for fund shares redeemed	—	450,371		989,855	70,900
Payable for forward foreign currency contracts	—	—		—	87
Investment advisory fees payable (Note 2)	101,971	170,085		—	149,107
Administration fees payable (Note 2)	158,874	71,583		1,451	42,365
Distribution and shareholder servicing fees payable (Note 2)	213,594	67,066		25,911	69,896
Directors’/Trustees’ fees and expenses payable (Note 2)	—	—		—	—
Accrued expenses and other payables	303,316	215,549		129,521	76,560

Total Liabilities	4,749,564	4,077,443		3,227,539	1,634,063

NET ASSETS	$1,257,076,587	$551,719,773		$115,996,905	$337,979,750

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$27,558	$23,250		$(496,938)	$575,259
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(43,438)	(1,867,299)		(65,480,709)	(4,072,107)
Unrealized appreciation of investments, foreign currency translations and written options	—	1,096,687		4,533,150	55,645,420
Par value (Note 5)	1,257,297	61,436		241	239
Paid in capital in excess of par value	1,255,835,170	552,405,699		177,441,161	285,830,939

Net Assets	$1,257,076,587	$551,719,773		$115,996,905	$337,979,750

Net Assets:
Institutional Shares	$612,562,109	$237,751,881		$4,309,497	$60,102,510
Shares	644,514,478	313,966,821		111,687,408	277,877,240
Retirement Shares	—	1,071		—	—
Shares outstanding (Note 5):
Institutional Shares	612,553,051	26,469,879		897,626	4,237,238
Shares	644,743,985	34,965,727		23,247,564	19,613,009
Retirement Shares	—	119		—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Institutional Shares	$1.00	$8.98		$4.80	$14.18

Shares	$1.00	$8.98		$4.80	$14.17

Retirement Shares	—	$ 8.98	(a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

61

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$610,313,025		$211,894,664	$5,382,230,435	$733,105,953	$49,151,330

$734,267,118		$326,916,863	$8,134,884,592	$1,133,114,056	$69,476,382
219		810	14,546	635	287
—		—	589	645,073	17,736
1,928		209,475	11,412,758	3,221,408	248,529
—		—	13,711,725	—	—
1,146,238		2,101,242	20,321,987	919,142	573,052
—		—	—	—	—
—		—	—	—	—
—		—	—	3,212	32,615
23,315		3,946	120,997	14,496	952

735,438,818		329,232,336	8,180,467,194	1,137,918,022	70,349,553

—		—	—	—	—
—		—	16,781,959	—	83,581
—		—	—	—	—
—		—	3,835,000	—	—
220,101		1,737,971	10,778,197	1,627,177	931
—		—	6,774	—	234
455,534		175,356	4,057,059	1,117,311	33,540
94,995		41,710	1,036,177	190,498	11,514
155,789		61,976	1,777,666	230,887	—
—		—	6,591	—	—
76,276		98,554	1,030,955	338,670	36,649

1,002,695		2,115,567	39,310,378	3,504,543	166,449

$734,436,123		$327,116,769	$8,141,156,816	$1,134,413,479	$70,183,104

$—		$3,066,218	$16,648,966	$163,806	$157,223
(124,103,097)		6,611,985	(49,675,559)	2,849,442	(10,297,960)
123,954,093		115,022,199	2,755,490,696	400,039,421	20,327,563
69,260		151	149,837	80,656	62
734,515,867		202,416,216	5,418,542,876	731,280,154	59,996,216

$734,436,123		$327,116,769	$8,141,156,816	$1,134,413,479	$70,183,104

$16,008,781		$31,567,913	$370,518,321	$41,932,144	$70,183,104
718,424,273		294,451,533	7,767,712,682	1,092,481,335	—
3,069		1,097,323	2,925,813	—	—

1,508,238		1,454,320	6,818,985	2,974,447	—
67,751,307		13,624,483	142,964,239	77,681,696	6,162,865
294		51,093	53,880	—	—

$10.61		$21.71	$54.34	$14.10	$11.39

$10.60		$21.61	$54.33	$14.06	$—

$10.45	(a)	$21.48	$54.30	—	$—

See Notes to Financial Statements.

62

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Money Fund	Core Bond Fund	High Yield Fund	Equity Opportunities Fund
INVESTMENT INCOME:
Dividend income	$194,029	$999,150	$65,635	$3,437,790
Interest income	70,627,174	21,099,384	9,698,634	544,924
Less: Foreign taxes withheld	—	—	—	(67,722)

Total Income	70,821,203	22,098,534	9,764,269	3,914,992
EXPENSES:
Investment advisory fees (Note 2)	3,375,831	2,873,544	978,058	1,842,685
Shareholder servicing fees — Institutional Shares (Note 2)	—	—	—	—
Shareholder servicing fees — Shares (Note 2)	2,058,929	738,959	286,507	471,667
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	7	—	—
Administration fees (Note 2)	2,037,855	633,088	184,503	370,773
Transfer agent fees	98,041	165,543	34,437	32,575
Legal and audit fees	34,136	61,650	481,103	42,908
Custodian fees	100,758	43,655	14,279	37,137
Directors’/Trustees’ fees and expenses (Note 2)	40,964	17,725	9,095	11,673
Miscellaneous expenses	174,493	149,636	66,401	103,047

Total Expenses	7,921,007	4,683,807	2,054,383	2,912,465
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(1,811,067)	(1,217,980)	(522,552)	(475,587)
Administrator (Note 2)	(10,503)	(4,685)	(271,220)	(11,224)
Custody earning credits	(33,235)	(8,001)	(8,165)	(4,184)

Net Expenses	6,066,202	3,453,141	1,252,446	2,421,470

NET INVESTMENT INCOME (LOSS)	64,755,001	18,645,393	8,511,823	1,493,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	(2,912)	(67,050)	(309,422)	(1,521,686)
Net realized gains from redemptions in-kind	—	—	—	—
Foreign currency transactions	—	—	—	(3,821)
Written options	—	—	—	—

Total net realized gain (loss)	(2,912)	(67,050)	(309,422)	(1,525,507)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	—	5,359,028	6,524,399	31,286,902

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	(2,912)	5,291,978	6,214,977	29,761,395

Net increase in net assets resulting from operations	$64,752,089	$23,937,371	$14,726,800	$31,254,917

See Notes to Financial Statements.

63

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$2,458,581	$6,244,366	$139,630,565	$24,558,726	$1,312,151
841,708	139,982	3,266,334	1,899,340	62,687
(76,949)	(50,757)	(892,911)	(2,389,117)	(131,060)

3,223,340	6,333,591	142,003,988	24,068,949	1,243,778

4,689,122	1,889,491	43,686,889	12,810,571	642,176

—	—	96,083	—	113
1,550,709	618,540	16,702,594	2,482,494	—

12	720	10,250	—	—
943,523	438,688	10,988,075	2,049,708	128,436
99,116	92,953	2,073,728	323,774	9,038
77,595	33,086	334,628	86,464	34,682
35,120	19,910	471,097	1,399,093	37,935
21,322	13,487	190,517	31,782	7,394
103,152	83,107	1,139,363	261,313	53,825

7,519,671	3,189,982	75,693,224	19,445,199	913,599

(30,328)	(3,989)	—	(565,179)	(207,236)
(6,217)	(10,966)	(69,676)	(9,754)	(2,319)
(3,856)	(1,830)	(54,238)	(15,564)	(523)

7,479,270	3,173,197	75,569,310	18,854,702	703,521

(4,255,930)	3,160,394	66,434,678	5,214,247	540,257

11,805,044	8,600,856	95,436,544	48,908,433	4,984,682
—	23,046,664	—	—	—
—	1,444	(12,160)	(39,140)	(15,727)
—	—	1,331,652	—	—

11,805,044	31,648,964	96,756,036	48,869,293	4,968,955
37,708,433	(10,315,446)	645,371,791	100,008,846	4,336,996

49,513,477	21,333,518	742,127,827	148,878,139	9,305,951

$45,257,547	$24,493,912	$808,562,505	$154,092,386	$9,846,208

See Notes to Financial Statements.

64

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$64,755,001	$52,416,558	$18,645,393	$10,061,835
Net realized gain (loss) on investments and foreign currency transactions	(2,912)	(4,889)	(67,050)	1,284,930
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	—	—	5,359,028	(7,274,735)

Net increase in net assets resulting from operations	64,752,089	52,411,669	23,937,371	4,072,030

Distributions to shareholders:
From net investment income
Institutional Shares	(26,104,170)	(19,834,796)	(5,693,159)	(6,254)
Shares	(38,623,273)	(32,581,762)	(12,851,594)	(10,218,978)
Retirement Shares	—	—	(40)	(38)
From net realized gain on investments
Institutional shares	—	—	—	(13)
Shares	—	—	—	(3,571,500)
Retirement Shares	—	—	—	(13)
From tax return of capital
Institutional Shares	—	—	—	—
Shares	—	—	—	—

Total distributions	(64,727,443)	(52,416,558)	(18,544,793)	(13,796,796)

Increase (decrease) in net assets from fund share transactions (Note 5)	(298,083,731)	(175,199,854)	263,311,270	80,807,705

Net increase (decrease) in net assets	(298,059,085)	(175,204,743)	268,703,848	71,082,939

NET ASSETS:
Beginning of period	1,555,135,672	1,730,340,415	283,015,925	211,932,986

End of period (1)	$1,257,076,587	$1,555,135,672	$551,719,773	$283,015,925

(1) Including undistributed (distributions in excess of) net investment income	$27,558	$—	$23,250	$2,407

See Notes to Financial Statements.

65

High Yield Fund		Equity Opportunities Fund		Large Cap Growth Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$8,511,823	$11,285,812	$1,493,522	$838,846	$(4,255,930)	$(1,492,015)
(309,422)	(4,085,478)	(1,525,507)	(2,557,056)	11,805,044	3,004,935
—	—	—	—	—	—

6,524,399	(1,518,767)	31,286,902	23,862,728	37,708,433	59,460,912

14,726,800	5,681,567	31,254,917	22,144,518	45,257,547	60,973,832

(539,707)	(1,002,532)	(425,370)	(312,869)	—	—
(7,813,910)	(9,681,268)	(851,918)	(261,632)	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	(28,599)	—	—	—	—
—	(325,252)	—	—	—	—

(8,353,617)	(11,037,651)	(1,277,288)	(574,501)	—	—

(39,412,117)	(15,055,145)	121,147,723	67,878,748	136,983,006	281,160,848

(33,038,934)	(20,411,229)	151,125,352	89,448,765	182,240,553	342,134,680

149,035,839	169,447,068	186,854,398	97,405,633	552,195,570	210,060,890

$115,996,905	$149,035,839	$337,979,750	$186,854,398	$734,436,123	$552,195,570

$(496,938)	$(691,493)	$575,259	$362,846	$—	$—

See Notes to Financial Statements.

66

Excelsior Funds

Statements of Changes in Net Assets

	Mid Cap Value and Restructuring Fund		Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$3,160,394	$286,682	$66,434,678	$62,768,364
Net realized gain (loss) on investments and foreign currency transactions	8,602,300	(1,834,247)	95,424,384	25,898,526
Net realized gains from redemptions in-kind	23,046,664	—	—	—
Net realized gain (loss) on written options	—	—	1,331,652	(7,456,185)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	(10,315,446)	51,686,678	645,371,791	892,712,062

Net increase in net assets resulting from operations	24,493,912	50,139,113	808,562,505	973,922,767

Distributions to shareholders:
From net investment income
Institutional Shares	(28,083)	(320,565)	(3,526,597)	(2,339,479)
Shares	(69,200)	(377,856)	(64,324,804)	(50,184,813)
Retirement Shares	—	—	(4,928)	(1,311)
From net realized gain on investments
Institutional shares	(812)	—	—	—
Shares	(6,735)	—	—	—
Retirement Shares	—	—	—	—
From tax return of capital
Institutional Shares	—	—	—	—
Shares	—	—	—	—

Total distributions	(104,830)	(698,421)	(67,856,329)	(52,525,603)

Increase (decrease) in net assets from fund share transactions (Note 5)	(36,769,439)	(6,359,254)	918,433,748	930,527,802

Net increase (decrease) in net assets	(12,380,357)	43,081,438	1,659,139,924	1,851,924,966

NET ASSETS:
Beginning of period	339,497,126	296,415,688	6,482,016,892	4,630,091,926

End of period(1)	$327,116,769	$339,497,126	$8,141,156,816	$6,482,016,892

(1) Including undistributed (distributions in excess of) net investment income	$3,066,218	$—	$16,648,966	$19,146,231

See Notes to Financial Statements.

67

Emerging Markets Fund		International Equity Fund
Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006
$5,214,247	$6,417,946	$540,257	$465,786
48,869,293	9,661,036	4,968,955	4,340,680
—	—	—	—
—	—	—	—
100,008,846	233,002,829	4,336,996	7,679,711

154,092,386	249,081,811	9,846,208	12,486,711

(252,640)	(210,171)	(492,367)	(738,048)
(5,716,045)	(5,703,935)	—	—
—	—	—	—

(1,858,765)	—	—	—
(51,272,417)	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—

(59,099,867)	(5,914,106)	(492,367)	(738,048)

17,298,560	345,786,429	587,093	5,054,635

112,291,079	588,954,134	9,940,934	16,802,764

1,022,122,400	433,168,266	60,242,170	43,439,406

$1,134,413,479	$1,022,122,400	$70,183,104	$60,242,170

$163,806	$1,061,119	$157,223	$125,060

See Notes to Financial Statements.

68

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
MONEY FUND — (12/16/99*)
Institutional Shares:
Year Ended March 31,
2007	$1.00	$0.05	(2)	$—	(2)	$0.05	$(0.05)		$—
2006	1.00	0.04	(2)	(0.01	)(2)	0.03	(0.03)		—
2005	1.00	0.02	(2)	(0.01	)(2)	0.01	(0.01)		—
2004	1.00	0.01		—		0.01	(0.01)		—
2003	1.00	0.01		—	(3)	0.01	(0.01)		—
CORE BOND FUND — (11/29/05*)
Institutional Shares:
Year Ended March 31,
2007	$8.84	$0.41	(2)	$0.14	(2)	$0.55	$(0.41)		$—
Period Ended March 31,
2006	9.07	0.13	(2)	(0.11	)(2)	0.02	(0.13)		(0.12)
HIGH YIELD FUND — (10/31/00*)
Institutional Shares:
Year Ended March 31,
2007	$4.52	$0.33	(2)	$0.28	(2)	$0.61	$(0.33)		$—
2006	4.66	0.32	(2)	(0.14	)(2)	0.18	(0.32	)(6)	—
2005	4.71	0.32	(2)	(0.06	)(2)	0.26	(0.31)		—
2004	3.99	0.35	(2)	0.72	(2)	1.07	(0.35	)(7)	—
2003	6.20	0.93	(2)	(1.58	)(2)	(0.65)	(1.56	)(8)	—
EQUITY OPPORTUNITIES FUND — (01/31/05*)
Institutional Shares:
Year Ended March 31,
2007	$12.72	$0.10	(2)	$1.46	(2)	$1.56	$(0.10)		$—
2006	10.98	0.09	(2)	1.72	(2)	1.81	(0.07)		—
Period Ended March 31,
2005	10.84	0.02	(2)	0.12	(2)	0.14	—		—
LARGE CAP GROWTH FUND — (11/09/06*)
Institutional Shares:
Period Ended March 31,
2007	$10.13	$(0.02	)(2)	$0.50	(2)	$0.48	$—		$—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	Includes a tax return of capital of $(0.01).
(7)	Includes a tax return of capital of $(0.08).
(8)	Includes a tax return of capital of $(0.51).
(9)	The ratio of net operating expenses would have been 0.80%, if custody credits had not been included.

See Notes to Financial Statements.

69

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$1.00	5.07%		$612,562	0.30%		0.43%		4.96%		—
(0.03)	1.00	3.53%		522,751	0.29%		0.44%		3.54%		—
(0.01)	1.00	1.55%		625,287	0.21%		0.46%		1.52%		—
(0.01)	1.00	0.87%		470,189	0.25%		0.53%		0.86%		—
(0.01)	1.00	1.41%		548,126	0.24%		0.49%		1.41%		—

$(0.41)	$8.98	6.33%		$237,752	0.65%		0.91%		4.61%		49%

(0.25)	8.84	0.20	%(4)	1,248	0.66	%(5)	1.22	%(5)	4.56	%(5)	95	%(4)

$(0.33)	$4.80	13.69%		$4,309	0.79	%(9)	1.35%		7.19%		75%
(0.32)	4.52	4.19%		12,045	0.80%		1.04%		7.09%		62%
(0.31)	4.66	5.80%		13,308	0.80%		1.07%		6.71%		70%
(0.35)	4.71	27.76%		22,641	0.80%		1.11%		7.91%		170%
(1.56)	3.99	(10.30)%		37,250	0.83%		1.10%		19.14%		153%

$(0.10)	$14.18	12.33%		$60,103	0.79	%(9)	0.99%		0.78%		11%
(0.07)	12.72	16.55%		54,449	0.80%		1.05%		0.78%		17%

—	10.98	2.14	%(4)	53,826	0.80	%(5)	1.21	%(5)	0.87	%(5)	13	%(4)

$—	$10.61	4.73	%(4)	$16,009	0.95	%(5)	0.96	%(5)	(0.54	)%(5)	33	%(4)

See Notes to Financial Statements.

70

Excelsior Funds

Financial Highlights—Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
MID CAP VALUE AND RESTRUCTURING FUND — (06/01/96*)
Institutional Shares:
Year Ended March 31,
2007	$19.69	$0.18	(2)	$1.86	(2)	$2.04	$(0.02)	$—	(3)
2006	16.81	0.05	(2)	2.90	(2)	2.95	(0.07)	—
2005	15.78	0.25	(2)	1.04	(2)	1.29	(0.26)	—
2004	10.25	0.07	(2)	5.51	(2)	5.58	(0.05)	—
2003	13.28	0.05	(2)	(3.04	)(2)	(2.99)	(0.04)	—
VALUE AND RESTRUCTURING FUND — (09/30/02*)
Institutional Shares:
Year Ended March 31,
2007	$49.36	$0.56	(2)	$5.00	(2)	$5.56	$(0.58)	$—
2006	41.40	0.63	(2)	7.87	(2)	8.50	(0.54)	—
2005	37.56	0.42	(2)	3.84	(2)	4.26	(0.42)	—
2004	23.65	0.32	(2)	13.89	(2)	14.21	(0.30)	—
Period Ended March 31,
2003	22.92	0.22		0.59		0.81	(0.08)	—
EMERGING MARKETS FUND — (03/31/05*)
Institutional Shares:
Year Ended March 31,
2007	$12.62	$0.12	(2)	$2.15	(2)	$2.27	$(0.10)	$(0.69)
2006	8.81	0.13	(2)	3.79	(2)	3.92	(0.11)	—
INTERNATIONAL EQUITY FUND — (01/24/95*)
Institutional Shares:
Year Ended March 31,
2007	$9.87	$0.09	(2)	$1.51	(2)	$1.60	$(0.08)	$—
2006	7.80	0.08	(2)	2.12	(2)	2.20	(0.13)	—
2005	6.69	0.08	(2)	1.04	(2)	1.12	(0.01)	—
2004	4.09	0.08		2.59		2.67	(0.07)	—
2003	5.85	0.07		(1.77)		(1.70)	(0.06)	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	Amount represents less than $1,000.
(7)	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

See Notes to Financial Statements.

71

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)		Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.02)	$21.71	10.37%		$31,568		0.87%		0.88%		0.87%		25%
(0.07)	19.69	17.58%		101,965		0.88%		0.88%		0.27%		23%
(0.26)	16.81	8.18%		81,570		0.89%		0.99%		1.59%		28%
(0.05)	15.78	54.60%		100,729		0.74%		0.98%		0.49%		13%
(0.04)	10.25	(22.58)%		45,017		0.76%		0.91%		0.44%		28%

$(0.58)	$54.34	11.39%		$370,518		0.84%		0.84%		1.12%		13%
(0.54)	49.36	20.70%		250,367		0.85%		0.85%		1.39%		12%
(0.42)	41.40	11.44%		161,016		0.83%		0.84%		1.05%		8%
(0.30)	37.56	60.46%		38,243		0.74%		0.89%		1.00%		4%

(0.08)	23.65	3.54	%(4)	—	(6)	0.00	%(5)(7)	0.00	%(5)(7)	1.90	%(5)	16	%(4)

$(0.79)	$14.10	18.33%		$41,932		1.60%		1.66%		0.70%		16%
(0.11)	12.62	46.25	%(4)	25,457		1.56	%(5)	1.68	%(5)	1.23	%(5)	7	%(4)

$(0.08)	$11.39	16.39%		$70,183		1.10%		1.42%		0.84%		31%
(0.13)	9.87	28.72%		60,242		1.04%		1.46%		0.97%		34%
(0.01)	7.80	16.98%		43,439		0.90%		1.48%		1.18%		59%
(0.07)	6.69	65.55%		35,598		0.90%		1.44%		1.32%		59%
(0.06)	4.09	(29.26)%		29,024		0.87%		1.29%		1.07%		71%

See Notes to Financial Statements.

72

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Core Bond Fund, Large Cap Growth Fund, Value and Restructuring Fund and Emerging Markets Fund, portfolios of Excelsior Fund and for High Yield Fund, Equity Opportunities Fund (formerly the Equity Core Fund), Mid Cap Value and Restructuring Fund and International Equity Fund, portfolios of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The International Equity Fund offers one class of shares: Institutional Shares. The Money Fund, High Yield Fund, Equity Opportunities Fund and Emerging Markets Fund offer two classes of shares: Institutional Shares and Shares. The Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. The Financial Highlights of the Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

73

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	$—	$—	$1,046	$1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	$—	$—	$8.97	$8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less and all securities in the Money Fund are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds

74

report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Opportunities Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	EUR 60,160	$80,445	$(87)

The International Equity Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	EUR 62,575	$83,819	$(234)

75

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF  Swiss Franc

EUR  Euro

(c) Covered call options written:

Certain Funds (excludes Money Fund) may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

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During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Option written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Redemption in-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(f) Concentration of risks:

The Emerging Markets Fund and International Equity Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield

77

bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

(g) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(h) Futures Contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(i) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(j) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Money Fund, Core Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; for the Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund, dividends will be declared

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and paid quarterly; and for the Emerging Markets Fund and International Equity Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(k) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(l) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(m) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(n) New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

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2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”), USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Money Fund	0.25%
Core Bond Fund	0.65%*
High Yield Fund	0.80%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Equity Fund	1.00%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

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USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Money Fund	$1,837,900
Core Bond Fund	571,558
High Yield Fund	114,852
Equity Opportunities Fund	334,488
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Value and Restructuring Fund	9,912,241
Emerging Markets Fund	1,898,623
International Equity Fund	118,967

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations, excluding the High Yield Fund which BISYS Fund Services Ohio, Inc., waived $3,952. USTNA waived the balance of Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, (October 31, 2007, for the Large Cap Growth Fund—Institutional Shares), and to reimburse other operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Money Fund — Institutional Shares	0.30%
Core Bond Fund — Institutional Shares	0.65%
High Yield Fund — Institutional Shares	0.80%
Equity Opportunities Fund — Institutional Shares	0.80%
Large Cap Growth Fund — Institutional Shares*	0.95%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%
Emerging Markets Fund — Institutional Shares	1.60%
International Equity Fund — Institutional Shares	1.10%

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Money Fund — Shares	0.55%
Core Bond Fund — Shares	0.90%
High Yield Fund — Shares	1.05%
Equity Opportunities Fund — Shares	1.05%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Value and Restructuring Fund — Shares	1.14%
Emerging Markets Fund — Shares	1.85%
Core Bond Fund — Retirement Shares	1.40%
Large Cap Growth Fund — Retirement Shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Value and Restructuring Fund — Retirement Shares	1.64%

*	Large Cap Growth Fund—Institutional Shares commenced operations on November 9, 2006.

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Money Fund	$1,811,067
Core Bond Fund	1,217,980
High Yield Fund	522,552
Equity Opportunities Fund	475,587
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Value and Restructuring Fund	—
Emerging Markets Fund	565,179
International Equity Fund	207,236

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers (excluding the Institutional Shares of the Money Fund which pays a fee of up to 0.15% of the average daily net assets of it shares). The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Money Fund	$2,027,190
Core Bond Fund	496,810
High Yield Fund	274,600

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Equity Opportunities Fund	$464,758
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Value and Restructuring Fund	9,637,460
Emerging Markets Fund	1,705,286
International Equity Fund	271

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund and Mid Cap Value and Restructuring Fund) or Retirement Shares (in the case of Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund were $4, $8, $480 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

On June 12, 2006, the Excelsior High Yield and Intermediate-Term Bond Funds filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Adviser. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisers may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$143,164,160	$130,390,053
Other	56,826,501	58,962,109

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	Purchases	Sales and Maturities
High Yield Fund	$85,146,374	$122,668,623
Equity Opportunities Fund	144,444,173	25,938,491
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Value and Restructuring Fund	1,940,746,100	930,382,978
Emerging Markets Fund	153,446,034	156,632,161
International Equity Fund	19,594,376	20,188,017

4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In- Capital
Core Bond Fund	$(79,757)	$79,739	18
High Yield	36,349	29,285	(65,634)
Equity Opportunities Fund	(3,821)	3,821	—
Large Cap Growth Fund	4,255,930	—	$(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)
Emerging Markets Fund	(142,875)	142,873	2
International Equity Fund	(15,727)	15,727	—

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The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Money Fund
Year ended March 31, 2007	$65,587,427	—	—	$65,587,427
Year ended March 31, 2006	49,048,464	—	—	49,048,464
Core Bond Fund
Year ended March 31, 2007	17,474,254	—	—	17,474,254
Year ended March 31, 2006	11,105,896	$2,085,376	—	13,191,272
High Yield Fund
Year ended March 31, 2007	8,535,124	—	—	8,535,124
Year ended March 31, 2006	10,553,157	—	$353,851	10,907,008
Equity Opportunities Fund
Year ended March 31, 2007	1,277,288	—	—	1,277,288
Year ended March 31, 2006	574,501	—	—	574,501
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	22,939	698,421
Value and Restructuring Fund
Year ended March 31, 2007	67,856,329	—	—	67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Emerging Markets Fund
Year ended March 31, 2007	7,542,032	51,557,835	—	59,099,867
Year ended March 31, 2006	5,914,106	—	—	5,914,106
International Equity Fund
Year ended March 31, 2007	492,367	—	—	492,367
Year ended March 31, 2006	738,048	—	—	738,048

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

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As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Money Fund	$5,122,791	—	$(5,095,233)	$(43,438)	—	$(15,880)
Core Bond Fund	2,127,629	—	(2,104,382)	(1,634,009)	$863,400	(733,365)
High Yield Fund	26,428	—	(702,997)	(65,479,459)	4,698,152	(61,457,876)
Equity Opportunities Fund	604,832	—	—	(3,994,207)	55,567,607	52,178,232
Large Cap Growth Fund	—	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	$6,619,753	—	—	115,014,431	124,700,402
Value and Restructuring Fund	19,173,059	—	—	(48,831,557)	2,754,129,333	2,724,470,835
Emerging Markets Fund	163,806	4,133,434	—	(1,283,992)	400,039,421	403,052,669
International Equity Fund	156,990	—	—	(10,119,881)	20,149,717	10,186,826

*	The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Equity Opportunities Fund and Value and Restructuring Fund deferred, on a tax basis, post-October losses of $920,049 and $1,537,981, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Money Fund	—	$11,662	$23,975	$—	$4,889	$2,912	$43,438
Core Bond Fund	—	—	—	—	1,303,908	330,101	1,634,009
High Yield Fund	$440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Equity Opportunities Fund	—	—	—	—	880,333	2,193,825	3,074,158
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Equity Fund	—	8,447,749	1,672,132	—	—	—	10,119,881

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At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Money Fund	$1,259,885,037	—	—	—
Core Bond Fund	549,492,440	$4,344,919	$(3,481,519)	$863,400
High Yield Fund	110,262,829	5,181,793	(483,641)	4,698,152
Equity Opportunities Fund	282,667,509	61,863,632	(6,296,602)	55,567,030
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Value and Restructuring Fund	5,383,591,798	2,919,161,151	(167,868,357)	2,751,292,794
Emerging Markets Fund	733,105,953	422,523,941	(22,515,838)	400,008,103
International Equity Fund	49,329,409	21,093,100	(946,127)	20,146,973

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 4 billion shares of the Money Fund; 750 million shares of the Core Bond Fund; 1 billion shares of the Large Cap Growth Fund; 1.5 billion shares of the Value and Restructuring Fund; and 500 million shares of the Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund and International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the High Yield Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

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Capital Share Transactions

	Money Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	4,262,737,772	$4,262,737,772	4,731,250,373	$4,731,250,373
Shares	2,599,472,390	2,599,472,390	3,427,610,450	3,427,610,450
Issued as reinvestment of dividends:
Institutional Shares	9,160,704	9,160,704	7,428,066	7,428,066
Shares	3,330,030	3,330,030	2,259,420	2,259,420
Redeemed:
Institutional Shares	(4,182,098,880)	(4,182,098,880)	(4,841,213,240)	(4,841,213,240)
Shares	(2,990,685,747)	(2,990,685,747)	(3,502,534,923)	(3,502,534,923)

Net Increase (Decrease)	(298,083,731)	$(298,083,731)	(175,199,854)	$(175,199,854)

	Core Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	2,772,888	$24,623,459	141,024	$1,262,505
Shares	9,986,679	88,776,364	13,774,392	125,488,152
Retirement Shares	—	—	—	—
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Institutional Shares	113,170	1,016,339	189	1,685
Shares	673,001	5,989,211	681,642	6,160,386
Retirement Shares	4	40	5	50
Redeemed:
Institutional Shares	(1,706,058)	(15,286,027)	—	—
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Retirement Shares	—	—	(16)	(151)

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Share Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

88

	High Yield Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	155,243	$699,379	853,862	$3,892,678
Shares	6,072,661	28,550,138	13,700,176	62,544,844
Issued as reinvestment of dividends:
Institutional Shares	32,619	149,603	107,579	488,209
Shares	217,741	1,004,402	304,113	1,384,476
Redeemed:
Institutional Shares	(1,952,444)	(8,902,311)	(1,152,309)	(5,192,791)
Shares	(13,302,993)	(60,913,343)	(17,199,458)	(78,172,561)
Redemption Fee	—	15	—	—

Net Increase (Decrease)	(8,777,173)	$(39,412,117)	(3,386,037)	$(15,055,145)

	Equity Opportunities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	944,747	$12,184,733	682,540	$8,048,568
Shares	11,404,243	151,491,788	7,067,834	81,801,143
Issued as reinvestment of dividends:
Institutional Shares	3,799	48,632	4,259	47,760
Shares	12,057	154,087	5,937	66,688
Redeemed:
Institutional Shares	(992,875)	(13,081,976)	(1,305,561)	(14,932,301)
Shares	(2,227,805)	(29,659,176)	(618,831)	(7,153,110)
Redemption Fee	—	9,635	—	—

Net Increase (Decrease)	9,144,166	$121,147,723	5,836,178	$67,878,748

89

	Large Cap Growth Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	1,518,333	$15,997,075	—	$—
Shares	26,983,018	268,887,660	33,887,361	319,718,556
Retirement Shares	172	1,807	—	—
Issued as reinvestment of dividends:
Institutional Shares	—	—	—	—
Shares	—	—	—	—
Retirement Shares	—	—	—	—
Redeemed:
Institutional Shares	(10,095)	(106,750)	—	—
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Retirement Shares	—	—	(20)	(161)
Redemption Fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	174,817	$3,499,002	1,449,107	$26,024,928
Shares	3,915,673	81,532,520	2,206,027	39,222,163
Retirement Shares	51,153	1,086,065	—	—
Issued as reinvestment of dividends:
Institutional Shares	211	3,893	12,203	211,487
Shares	1,544	28,679	8,110	140,000
Retirement Shares	—	—	—	—
Redeemed:
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Retirement Shares	(118)	(2,475)	(10)	(162)
Redemption Fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

90

	Value and Restructuring Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	2,608,744	$127,478,205	1,588,442	$71,855,109
Shares	40,342,962	2,018,418,152	42,481,646	1,944,842,088
Retirement Shares	62,302	3,214,887	18,213	867,236
Issued as reinvestment of dividends:
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Shares	1,056,240	51,956,233	922,183	40,504,847
Retirement Shares	99	4,928	26	1,182
Redeemed:
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Redemption Fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

	Emerging Markets Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	889,054	$12,242,049	2,017,803	$17,803,340
Shares	28,426,163	377,247,582	42,050,024	456,622,978
Issued as reinvestment of dividends:
Institutional Shares	104,377	1,425,589	232	2,572
Shares	2,899,020	39,144,568	386,361	3,758,608
Redeemed:
Institutional Shares	(35,905)	(493,380)	(1,171)	(11,586)
Shares	(32,751,548)	(412,372,175)	(12,959,098)	(132,393,423)
Redemption Fee	—	104,327	—	3,940

Net Increase (Decrease)	(468,839)	$17,298,560	31,494,151	$345,786,429

91

	International Equity
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Institutional Shares	1,007,051	$10,432,135	1,232,938	$10,856,010
Issued as reinvestment of dividends:
Institutional Shares	9,003	83,598	15,369	118,649
Redeemed:
Institutional Shares	(956,735)	(9,928,640)	(710,520)	(5,920,024)
Redemption Fee	—	—	—	—

Net Increase (Decrease)	59,319	$587,093	537,787	$5,054,635

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Excelsior Funds Trust and Excelsior Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Fund, Core Bond Fund, High Yield Fund, Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Value and Restructuring Fund, Emerging Markets Fund and International Equity Fund (four portfolios of Excelsior Fund Trust and five portfolios of Excelsior Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

93

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

94

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

95

ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Opportunities Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Equity Fund	100.00%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
Mid Cap Value and Restructuring Fund	$7,547
Emerging Markets Fund	51,557,837

The following Funds passed through the amounts of Foreign Tax Credits for the year ended March 31, 2007:

Foreign Tax Credits
Emerging Markets Fund	$1,906,057
International Equity Fund	123,275

96

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

97

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

98

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

99

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

100

Directors/Trustees And Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

101

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation. BOARD 2 — Director, Mission West Properties (commercial real estate). BOARD 3 — Director, TOUSA (home building). BOARD 4 — Director, Harris-Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

102

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

103

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006. From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

104

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Complex (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

105

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

106

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
Money Fund — Institutional Shares	$1,000.00	$1,025.40	0.29%	$1.46
Core Bond Fund — Institutional Shares	1,000.00	1,026.50	0.65	3.28
High Yield Fund — Institutional Shares	1,000.00	1,104.50	0.78	4.09
Equity Opportunities Fund — Institutional Shares	1,000.00	1,113.00	0.79	4.16
Large Cap Growth Fund — Institutional Shares***	1,000.00	1,033.10	0.96	3.80
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,098.20	0.88	4.60
Value and Restructuring Fund — Institutional Shares	1,000.00	1,122.40	0.83	4.39
Emerging Markets Fund — Institutional Shares	1,000.00	1,170.10	1.60	8.66
International Equity Fund — Institutional Shares	1,000.00	1,131.70	1.09	5.79

Hypothetical 5% Return
Money Fund — Institutional Shares	1,000.00	1,023.49	0.29	1.46
Core Bond Fund — Institutional Shares	1,000.00	1,021.69	0.65	3.28
High Yield Fund — Institutional Shares	1,000.00	1,021.04	0.78	3.93
Equity Opportunities Fund — Institutional Shares	1,000.00	1,020.99	0.79	3.98
Large Cap Growth Fund — Institutional Shares****	1,000.00	1,015.72	0.96	3.76
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.54	0.88	4.43
Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.79	0.83	4.18
Emerging Markets Fund — Institutional Shares	1,000.00	1,016.95	1.60	8.05
International Equity Fund — Institutional Shares	1,000.00	1,019.50	1.09	5.49

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
***	Information shown reflects values for the period from November 9, 2006 (date of commencement of operations) to March 31, 2007 and has been calculated using expense ratios and rates of return for the same time period.
****	Information shown reflects values using the expense ratios for the period from November 9, 2006 (date of commencement of operations) to March 31, 2007 and has been annualized to reflect values for the period from October 1, 2006 to March 31, 2007

107

AR-INST-0307

RETIREMENT SHARES

Core Bond Fund

Equity Income Fund

Large Cap Growth Fund

Mid Cap Value and Restructuring Fund

Small Cap Fund

Value and Restructuring Fund

ANNUAL REPORT

March 31, 2007

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, accounting standards, and foreign taxation regulation are among the risks associated with foreign investing as well as political risk—investing in emerging markets may accentuate these risks.

Small cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

4

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Equity Market Review

After breezing through the end of the Funds’ fourth fiscal quarter, the financial markets generally, and equities in particular—encountered severe headwinds as the Excelsior Funds began their new fiscal year in April of 2006. Emerging markets in particular fell 4.3% in the fiscal first quarter. Non-U.S. equities overall, however, managed to achieve a small gain, thanks to advances in Europe. The U.S. equity market declined during these first three months as well (the S&P 500 Index was down 1.4%, while the Russell 1000 Index declined 1.7%), amidst concerns about the Federal Reserve’s (Fed) tightening policy, inflation, and gradually mounting worries about global growth and a hard landing in the U.S. Small caps were bested by large caps (the Russell 2000 Index was down 5% in the quarter), with small cap growth stocks the weakest-performing market segment. Value outperformed growth no matter the market cap as investors became defensive. In this period, energy, utilities and integrated oils were the best-performing sectors. Technology and health care were the weakest-performing sectors in the period.

Volatility continued unabated through the first part of the summer, until August, when investor appetite for risk returned, and the equity markets rebounded strongly. The long-anticipated Fed pause and a drop in energy prices were among the reasons for the improving environment. For the fiscal second quarter, the S&P 500 Index, for instance, saw a 5.7% advance. Large caps continued their outperformance versus mid- and small-cap stocks, and value continued to best growth, although growth did appear to be gaining a better footing in the period. Among economic sectors, financial services rallied on the Fed pause, while technology, health care and utilities (telecom) sectors all were given a boost by strong M&A activity in the period. Non-U.S. equity markets, paced by Continental Europe, were mostly up in the quarter, although a slightly stronger U.S. dollar had an impact on results. Japanese and emerging markets saw a rebound as well.

The positive conditions continued into the fiscal third quarter, given the Fed’s decision not to raise rates, lower oil prices, and encouraging inflation numbers. For the quarter, the S&P 500 Index achieved a 6.7% gain. While large cap stocks were strong in the period, they did give away their leadership position to small caps. Value continued to outperform growth. On a sector basis, performance across sectors was strong overall, although energy (integrated oils) saw the largest gains; health care saw the smallest advance, given investor concerns over a Democrat-controlled Congress.

The final fiscal quarter (the first calendar quarter of 2007) saw volatility return to the markets with a large sell-off in late February, although most of the world’s equity markets managed to come in basically flat for the three-month period. International markets, led by the developed markets, advanced in the period, and in most cases outpaced the U.S. market.

Outlook

The current market environment is similar to conditions that prevailed at the end of December. At that time, the markets were dealing with excess noise on the health of the economy—related specifically to inflation and slowing growth in the U.S., and how that slowing growth would impact economies around the world. Later, in the first months of the new calendar year, equities saw a sharp correction sparked by weakness in the sub-prime mortgage sector. While leading inflation indicators remained weak, actual inflation had yet to roll over, and concerns were mounting that earnings would come in better than expected. The fear was the Fed would not be able to cut interest rates anytime soon.

5

EXCELSIOR FUNDS	EQUITY MARKET REVIEW

Right now, the focus continues on earnings. For our part, we still expect to see some muted earnings growth in 2007 accompanied by a bit of P/E expansion as rates come down. We’re also expecting a re-acceleration of the equity market to occur toward year-end, after we work through what we expect will be a typical summer dry period. Our rationale? Inflation is not much of a concern (which should become increasingly apparent in coming months), economic growth is slowing, and we believe the Fed has ample ammunition to cut interest rates—and is likely to do so in the next several months, thereby averting a growth slowdown becoming a recession.

Equities should, as a result, continue overweight relative to fixed income, even though we believe yields will be lower by year-end. Within equities, we continue to believe non-U.S. growth and valuations are more attractive than they are in the U.S., driven in large part by continued growth in Europe and Japan. European equity markets continue to benefit from huge deal flow. Japan is making its way out of a long slump, and we’re still at the early stages of the adjustment process. Within the U.S., we plan to focus on high-quality cash-generating businesses that provide a decent yield, as well as selective growth stories.

6

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for the most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

7

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

8

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

9

EXCELSIOR FUNDS, INC.	CORE BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better

10

EXCELSIOR FUNDS, INC.	CORE BOND FUND

underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed Income Investments

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.78%
Net Expense Ratio	1.40%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.40%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

11

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Performance Summary

The Excelsior Equity Income Fund outperformed the S&P 500 Index over the last twelve months. This outcome is a result of our efforts to grow our income stream by purchasing stocks at attractive initial yields and by owning companies with progressive dividend policies. The Fund concentrates on investing in stocks that offer above-average dividend yields or have the potential to grow their dividends at above-average rates.

Performance Attribution

The strongest contributors to performance were RPM International, Chevron and AT&T. RPM, one of our largest holdings and best performers, has industrial operations that are growing nicely and legacy asbestos costs that are moderating. Chevron’s total returns are directly related to their outstanding earnings growth amidst a strong energy price environment. Telecom stocks underperformed in 2005 despite improving industry fundamentals, so AT&T’s recent strong performance is a culmination of investor recognition of improving fundamentals while the stock was trading at low valuations. In addition, AT&T’s acquisitions (purchasing the historic AT&T and Bellsouth in the last 18 months) are being viewed more favorably today in light of improving industry fundamentals.

Our worst contributors to performance were Home Depot, Halliburton and WP Stewart. We continue to hold Home Depot and Halliburton and like their respective outlooks. We fortunately sold W.P. Stewart in the summer of 2006 at higher prices than today’s. We lost confidence in W.P. Stewart’s turnaround, despite efforts to fix their asset accumulation problems. As part of our sell discipline, if a company is not making fundamental progress versus our expectations over a 2 year time frame, we will exit the stock.

We believe Halliburton remains attractive because its Energy Services Group has excellent growth opportunities. Global demand for energy services should be strong for several years, resulting in strong volume and significant pricing power for Halliburton and its peers. Halliburton has a particularly strong business serving North America’s gas production needs, but this opportunity is overshadowed by short-term concerns of a North American natural gas overhang. The value of the Energy Services Group within Halliburton has been obscured by the lumpy and controversial business of Kellogg, Brown and Root (KBR). The separation of KBR from Halliburton should help highlight the value of the Energy Services Group.

Portfolio Activity

During the last year, we initiated four new significant positions: Home Depot, SuperValu, Penn West Energy and Xilinx.

Home Depot operates in a favorable retail category. Lowe’s and Home Depot have less formidable competitors in their segment compared to any other big box category; this dynamic is supported by excellent growth and profit margins for both companies. Furthermore, the housing stock has expanded greatly over the last 10 years, which bodes well for future home improvement spending.

All in all, sales should grow at least 5-10% over the next several years and earnings per share (EPS) should grow approximately 10% plus. The company sells for 12x earnings and produces considerable free cash flow. We believe their acquisitions and their large repurchases of stock are high quality investments. Their dividend payout ratio is 35% and it is likely to modestly increase over time. The stock’s current yield is 2.4%; the company increased its dividend by 125% over the last year.

12

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

SuperValu, a grocery retailer, is engaged in a transforming deal by teaming up with Cerberus and CVS to purchase the assets of Albertsons. SuperValu acquired the best stores within the Albertsons network, with Cerberus and CVS purchasing the balance of the supermarket and stand-alone pharmacy locations. As a result, SuperValu’s base increased by 1,200 stores; its revenue should increase from $19 billion to $45 billion. Importantly, about 75% of its revenue will be from regions where it is either #1 or #2 in market share.

Penn West Energy Trust is a Canadian income trust with significant gas and oil production potential. It has three long-term projects worthy of note: 1) it has begun to farm out some of its 4.3 million acres of undeveloped land. Farming out is a minimally capital intensive method to monetize its large strategic land position; 2) the Seal Oil Sands Project has the potential to greatly enhance the company’s level of heavy oil production. (Initially, primary methods of production are being employed in the Seal project, resulting in less capital intensity. Ultimately, tertiary methods will be needed to greatly enhance production.) 3) it has begun to employ carbon dioxide recovery techniques to its largest conventional oil field, Pembina. Carbon flooding has been very successful in the U.S.

The semiconductor sector represents a growing source of dividend growth as more of these companies recognize the importance of returning excess capital to shareholders in an efficient manner. We like Xilinx because it has a growth business that requires modest capital in order to grow. As a result, it has accumulated a large cash balance ($4.00 per share). Xilinx initiated a dividend 3 years ago in recognition of its strong cash flow and large cash balance, and it has since grown it rapidly. Today, the payout ratio is approximately 45% and yield is 1.8%. The yield could be higher if the extra cash were disbursed through a special dividend immediately.

Outlook

The outlook for a dividend-focused approach is positive. Dividend-paying stocks have led the market higher over the last few years, a trend that looks sustainable for the foreseeable future. Since the tax law changes in 2003, the number of companies paying dividends has increased, the average rate of dividend increase has accelerated, and the stocks that pay dividends have outperformed as a group.

Despite these positive developments, the average payout ratio for S&P 500 companies remains historically low because recent earnings growth has been very strong. We believe many companies can “afford” to increase their payout ratio without negatively impacting their growth prospects.

We remain enthusiastic about the earnings growth opportunities for the companies in the Fund and we think that their current valuations are reasonable. In fact, many of our companies have experienced valuation compression over the last two years as earnings growth has outpaced share price appreciation. The fundamental drivers of growth are intact, capital market liquidity is great, investor sentiment is healthy, and valuations are attractive. We remain bullish on the prospects for our companies.

Thomas W. Vail

Managing Director and Senior Portfolio Manager

Brian V. DiRubbio

Senior Vice President and Senior Portfolio Manager

13

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.84%
Net Expense Ratio	1.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

14

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Performance Summary

The Excelsior Large Cap Growth Fund over the year ended March 31, 2007 posted solid results, in line with the Russell 1000 Growth Index. That said, it was a difficult year for growth investors. First, earnings growth for the overall market, originally expected to be mid-single digits a year ago, turned out to be in the mid-teens, which was consistent with the price gain of the broad-market S&P 500 Index and double the long-term average rate of EPS growth. In this type of earnings environment, investors were unwilling to pay a premium for high growth companies. Additionally, technology, which represented one of our largest weights, was beaten down by stock options investigations and concerns about the sustainability of growth. Fortunately, the market has gone a long way towards sorting out the good from the bad regarding stock options.

Performance Attribution

Our stock picking helped overcome the above-mentioned drags and deliver positive absolute and benchmark-relative returns. From a sector perspective, we generated positive returns versus the Russell 1000 Growth Index in technology, health care and telecom stocks. Conversely, our picks in the industrial, financial and consumer discretionary sectors hurt. Also, the lack of exposure to materials, utilities and consumer staples was a modest drag. On an individual stock basis, our top five positive contributors in the past year were Research in Motion, Apple Inc., Coach, America Movil and Akamai Technologies. On the flip side, Amgen, Corporate Executive Board, Broadcom, Sallie Mae and eBay were the most significant negative contributors.

Portfolio Activity

We made several company changes to the Excelsior Large Cap Growth Fund in the past year, with eight new additions and ten deletions. We eliminated positions in Carnival Cruise, Dell, Patterson Companies, PetSmart, Wellpoint, Medtronic, SAP, Caremark, Teva Pharmaceuticals and Yahoo. We initiated positions in Akamai, Allergan, Corning, Best Buy, Corporate Executive Board, Intuitive Surgical, Adobe Systems and Las Vegas Sands. We expect these additions to generate EPS growth of 25%, on average, over the next 12 to 18 months, thereby providing attractive total return opportunities. Here are some brief business descriptions of these new additions.

Akamai (AKAM) is the leading provider of content and application delivery services that speed up how content is distributed over the internet, thus enabling organizations to expand and optimize their online content, applications, and business processes better without the required IT investment that would otherwise be necessary to support this growth.

Allergan (AGN) is a global specialty pharmaceutical and medical device company targeting the ophthalmology, neuroscience, medical dermatology and medical aesthetics markets. AGN’s future growth should come from its three core franchises—Ophthalmology, Neurology (Botox) and Aesthetics.

Corning (GLW) is a global technology company with operations in four business segments: Display Technologies, Telecommunications, Environmental Technologies and Life Sciences. GLW stands to benefit from several trends: increased LCD TV penetration, demand for notebook displays and flat-screen monitors, increased fiber deployments, and emissions control regulations.

15

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Best Buy (BBY) is a leading retailer of consumer electronics, home office, entertainment software, appliances and related services. The company is in the sweet spot of two product cycles, digital TVs and video games, which should continue to drive demand for its products. In addition, the expansion of its Geek Squad and Best Buy for Business platforms is expected to drive incremental growth opportunities.

Corporate Executive Board (EXBD) provides “best practices” research, decision support tools and executive education focusing on corporate strategy, operations and general management issues. The company’s membership-based model permits its clients to learn about the best practices of leading corporations at a fraction of the cost of a customized analysis.

Intuitive Surgical (ISRG) is the market leader in robotic-assisted minimally invasive surgery. The company’s da Vinci surgical system is used primarily in urologic, gynecologic, cardiothoracic and general surgery procedures. Clinically, the benefits and patient outcomes from robotic-assisted minimally invasive surgery are superior to conventional endoscopic surgery.

Adobe Systems (ADBE) is a leading developer of software for creative professionals and consumer hobbyists. Through its broad portfolio of software offerings, ADBE is well positioned to take advantage of several secular trends including the transition to Web 2.0 and rich internet applications, the shift to online advertising, and the increase in digital media consumption.

Las Vegas Sands (LVS) currently operates The Venetian Resort Hotel Casino and Sands Expo and Convention Center in Las Vegas, as well as the Sands Macao. LVS has an aggressive development pipeline being driven by the booming growth of the middle class in China, easing travel restrictions, and a healthy appetite for gaming and leisure consumption. Within a five-hour flight of nearly half of the world’s population, and offering the only legal gaming market in China, the Macao market has quickly become the most significant growth opportunity for gaming operators.

Outlook

Our outlook for growth investing remains positive. While there is no shortage of things to be concerned about, including geo-political angst, energy market volatility, the bursting of a housing bubble and the potential for an economic recession, we see reasons to be optimistic. Economic growth is moderating, but we believe a recession is unlikely. Diplomats are hard at work, sub-prime problems are currently contained, unemployment is low, inflation is low, and corporate profitability is still close to all-time highs. Equities appear attractive from a valuation perspective relative to bonds and real estate; growth stocks in particular look historically cheap relative to value stocks and the market in general. Corporate balance sheets are in good shape and returns on equity in the aggregate are close to all-time highs. After 18 consecutive quarters of double-digit EPS growth from S&P 500 companies, we are now transitioning to a mid-single-digit growth world for 2007. As with the mid-80s and mid-90s mid-cycle slowdowns, this transition may lead investors to pay a premium once again for companies capable of sustaining premium earnings growth like those found in the Excelsior Large Cap Growth Fund.

Thomas M. Galvin, CFA

President and CIO of the Growth Equity Group

16

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.99%
Net Expense Ratio	1.70%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.70%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

17

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Performance Summary

A renewed awareness of risk and volatility stands as the hallmark of the past year. While second quarter activity was driven almost wholly by a reaction to new “management” at the Federal Reserve Bank, the third quarter was marked by defensiveness as investors worried whether interest rates were enough to contain inflation, or too much so as to cause recession. This was followed by a clear break in favor of higher stock prices at the end of 2006, only to be followed by a volatile first quarter of 2007 as credit risk emerged in the sub-prime lending sector.

The common assumption that risk has been underpriced, while stated broadly, applies mostly to segments of the fixed income market. The equity market has experienced the opposite, with risk largely overpriced. This has brought on the current wave of leveraged buyouts, debt-financed corporate mergers and debt-financed special dividends—exactly what should happen. We expect it to continue until debt and equity markets reflect a similar view of the future, an event at least as likely to come by way of higher stock prices as by lower bond prices.

To be sure, segments of the equity market, notably stocks of companies heavily involved in high-risk lending, experienced sharp declines and a few bankruptcies. This is normal and necessary in a well-functioning market where businesses, taking on undue risk and betting incorrectly, lose. Left to its own devices, the still inexpensive, broader equity market is likely to rise to levels consistent with the favorable long-term conditions of low inflation and high profitability.

Winners, losers and new additions combined to push the Fund ahead nicely for the past twelve months, roughly in line with broad market measures though behind the Russell Mid-Cap Value Index, which bested nearly all categories with over a 17% return. Divergence from the benchmark is common given the Fund’s relative concentration and emphasis on companies undergoing change, though we prefer it more when the Fund diverges positively from the benchmark as opposed to lagging. Nonetheless, the Fund’s annual performance relative to the index is not surprising considering the pervasive emphasis on near-term risk, which we are willing to bear, in the most recent quarter.

Performance Attribution

The Fund benefited from heightened deal making and debt-financed dividends. The acquisition of Symbol Technologies by Motorola closed in the past quarter. Dean Foods and Health Management Associates raised substantial cash from debt offerings and paid special dividends to shareholders, with the stocks reacting favorably to the distributions. A number of other holdings seem primed to take similar action or be acquired outright.

The strongest performer in the Fund for the year was Mastercard, purchased on its attractively priced initial public offering in the summer, which rose 177%. Other strong performers for the past twelve months were Kennametal, Tempur-Pedic, Sherwin Williams, First Marblehead and Echostar. Kennametal fits well with our strategy of investing in good businesses in the midst of substantial transitions and with attractively valued stocks. Kennametal’s management is moving the company from a largely commodity-focused manufacturing and distribution business toward a higher-margin, faster-growing, advanced materials business. Continued progress and a well-received tuck-in acquisition propelled the stock, which is up nicely since being added to the portfolio six months ago.

18

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Conversely, International Coal and Centex weighed on portfolio results. International Coal Group disappointed after numerous setbacks on both mining and operational fronts delayed fundamental improvement. The stock was sold from the portfolio. The Fund’s small remaining investment in homebuilder Centex was down as further malaise set in to the housing market.

Portfolio Activity

Oshkosh Truck, a company we have long admired, was added to the portfolio following its acquisition of JLG Industries, another company we nearly purchased many times. Management of Oshkosh has a long history of levering the company’s balance sheet in order to make sizeable acquisitions. With strong cash flow, the company has always improved its debt position following acquisitions and integrated new companies well. We expect similar results this time and believe there are plentiful opportunities for the combined company to grow revenues and increase margins. The stock’s decline in advance of the merger precipitated our purchase.

E*Trade, Leucadia National and Progressive were all added to the portfolio in the last three months. E*Trade is undergoing a rapid transition from a broker-focused earnings model to a fuller financial services franchise, while producing strong margin improvement and growth in the process. The Fund has owned both Progressive and Leucadia in the past, with good results. We re-purchased Progressive near its lowest price to book in 10 years and at a roughly 10% earnings yield. Progressive generates very high returns on equity and excellent underwriting margins; and while near-term results may be pressured, long-term returns may have potential to be excellent.

Funding for the new purchases came from sales of Sovereign Bancorp, Zale Corp, Blockbuster, Callaway Golf and Doral Financial. Sovereign stock rallied nicely under pressure from activist shareholders. Stock of Zale rose as consumers proved more resilient than many had expected. Neither stock represented particularly strong value any longer when compared to alternatives. The sale of Zale also reduced the portfolio’s retail exposure a bit.

Outlook

The Fund continues to display the attractive valuation and fundamental characteristics that mark our way of investing. The median stock in the portfolio sells at 14× expected earnings, 10× cash flow and 2.4× book value, all discounts to market benchmarks despite attractive earnings growth forecasts and high levels of profitability. There is plenty of evidence suggesting choppy waters ahead. If a liquidity crunch in credit markets occurs, it will take a heavy toll on equity markets in the short term—but that is far from a foregone conclusion. Over an extended horizon, we expect the trend in stock prices to be up. The Fund is invested as such and so represents very good value in our estimation.

Tim Evnin

Managing Director and Senior Portfolio Manager

John McDermott, CFA

Managing Director and Senior Portfolio Manager

19

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.46%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

20

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Performance Summary

For the Excelsior Small Cap Fund, results for the fiscal year ended March 31, 2007, came in well ahead of the Russell 2000 Index.

The year can best be characterized as highly volatile, given the summer’s 10% correction and February 27, 2007 sell-off that seemed to hit most equity asset classes in the same way, with declines of 3%-4%. The Fund’s investment program, however, always centers on stock selection rather than market calls; as a result, we had a handful of significant contributors that overpowered a relatively few laggards.

The enduring run in the small-cap asset class is now in its ninth year of outperformance relative to large stocks, as identified by the S&P 500 Index. For those attempting to time a switch from “small” to “large” to achieve relative performance, it has been a tough call. Obviously, the longer the run lasts, the more likely it is to turn at some point, but our valuation work and studies of other small cap cycles continue to be inconclusive in divining a locus in this cycle. Meanwhile, the combined effects of excess liquidity, driven by hedge funds and private equity partnerships, and the powerful trends of mergers, acquisitions and management-led buyouts should contribute to the drive of small companies in 2007 or at a minimum put a floor under the asset class. For our part, we just do what we do and try to be astute about it. Compared with many of our peers, the Excelsior Small Cap Fund holds relatively few positions, at 30. If and when a turn occurs, larger portfolios will reflect merely a call on the assets class. Our limited, stock-focused, approach should clearly differentiate our effort, for better or worse.

This is an interesting time. In the corporate real estate market, we witnessed a battle between Blackstone Group and Vornado Properties to overpay for the REIT, Equity Office Properties. When the smoke cleared, the new owner had paid an historically low “cap” rate and an historically high dollar price—this after a six-year period of outperformance by the entire sector. Today’s valuations do not leave much room for the little calamities that visit from time to time—lenders tightening standards (post the sub-prime mortgage sector collapse), higher long-term interest rates as the yield curve returns to its normal shape, a tenant going broke, etc. Elsewhere a private equity firm, Fortress Group, had its initial public offering; on the basis of a price-to-earnings metric, breathless new investors priced it at twice the valuation of Goldman Sachs, an excellent company with a hundred-year history that does many of the same things Fortress does and many other things as well. Another interesting headline was seen in the Wall Street Journal on April 2, 2007: “Eager Investors Lift Margin Debt To New Heights”. We are not bearish, but we are alert to extremes in the system that could produce some unhappy results.

Performance Attribution

Viewing the account-specific analysis, we will first look at annual attribution. While most economic sectors within the portfolio were positive, our most significant overweighted commitments to the consumer discretionary, industrials, and information technology sectors collaborated to provide returns in excess of the index’s return. Our largest underweighted sectors were consumer staples, health care, finance, and materials. Between these major over/under weighted sectors, we deployed capital fairly efficiently in the fiscal year as the decision to overweight one sector at the expense of another was additive.

21

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Stock-by-stock contribution was diverse by sector or theme; however, technology had the most representatives with CommScope (coaxial cable), Varian Semiconductor (up 90% in the fiscal year), FLIR (infrared cameras), Manhattan Associates (warehouse/inventory management software), Forrester Research (independent market and technology application), and Innovative Solutions (flat panel avionics displays; up approximately 75% in the fiscal year). Other significant contributors rounding out the top ten were long-term holdings Sotheby’s (the auction house), Kansas City Southern Railway, Quanta Services (electric and cable transmission), and Philadelphia Consolidated Insurance (niche property and casualty insurance).

The specific detractors were difficult to pin down by sector. NYSE market maker firm LaBranche and CACI Corp were the most notable detractors. In technology, Keane (information technology), Cabot Microdevices (semiconductor polishing), and Power Integrated Devices (energy saving microchips) all had a negative impact on annual returns. Others included Simpson Manufacturing (building related), and Thor Industries (RVs).

Portfolio Activity

For the year, the Fund saw little major activity. We sold outright our long-term position in Park National Corp. While Park has produced outstanding operating results, it operates in no-to-declining growth markets in Ohio. The combination of low revenue growth and an inverted curve has made earnings growth a challenge. Also eliminated was another longtime holding, CACI Corp. This provider of information technology services, primarily to the U.S. government, has seen project funding dry up as the Iraq War has subsumed available resources. Earnings growth has gone from flat to down. Elsewhere, EGL Logistics is the object of a management/private equity buyout, and Keane is in the process of being acquired by Caritor.

Outlook

We have never been inclined to make directional market projections, but rather seek individual investments that we believe represent low risk and above-average potential reward—as identified by a set of financial statistics, strong beliefs, fundamental principles, and judgment. This approach has served our investors well. On that count, we seek to continue to find many new and exciting companies that should contribute to performance in the quarters and years ahead.

Douglas H. Pyle

Managing Director and Senior Portfolio Manager

22

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.71%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

23

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Performance Summary

This year’s performance results were in many respects a replay of last year’s. In both years, purveyors of industrial commodities, especially those driving growth in the emerging markets, were where the action was and a meaningful contributor to the Fund’s gains. That said, it has been an increasingly difficult environment for low P/E stocks, our bread-and-butter in terms of investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of the S&P 500 universe, which bore the brunt of a second-half 2006 sell-off in anticipation of these slowing trends. Our dilemma is, that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends, which we find so attractive.

The other major performance contributor was from the unusually high level of merger and acquisition (M&A) activity. This trend has shown little sign of abating because stocks remain at attractive valuation levels and because corporations and large investors are flush with cash and looking for enhanced productivity and oversized returns. The Fund has been a continued beneficiary of buyouts because we seek out undervalued companies where management actions, either through restructuring or M&A activity, can create shareholder value.

The combination of these two dominant trends in the stock market helped provide a solid gain for the Fund, which was in line with the S&P 500 Index over the past twelve months but behind the Russell 1000 Value Index.

Performance Attribution

Copper producer Southern Copper Corporation and its majority stock owner Grupo Mexico were among the best performers. Southern Copper has gained approximately 89% in the past twelve months; Grupo Mexico has surged since we purchased it late last year. In addition, both companies pay very attractive dividends, with yields of approximately 9% and 4%, respectively. Although quite volatile and unpredictable, copper prices are expected to continue easing this year and next, mitigating against continued outsized stock price gains.

Two companies with worldwide operations benefited from the strong global trends mentioned above. Tractor manufacturer AGCO Corporation and chemical company Celanese both continued their year-end surge, gaining close to 80% and 50%, respectively, during the past twelve months. We think AGCO discounts much of the strength in tractor sales while Celanese still appears undervalued, even after the Dutch auction buyback of shares by the company.

Performance bright spots during the past year also included some of our Latin American and financial stocks. Copa Holdings, a Pan-American airline, gained over 130%; Mexican cellular provider America Movil, our largest holding, continued its performance tear, gaining 41%. Mastercard, purchased at its initial public offering in May, gained 177%.

24

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

On the downside, Centex was one of the biggest disappointments during the past twelve months, losing more than a quarter of its value. This was especially painful since it remains such a large holding in the Fund. At these levels, the stock sells at adjusted tangible book value and amply discounts the deep slide in homebuilding. We believe book value offers strong downside protection for such a solid company, which should perform much better as the inventory of unsold homes is depleted.

Other detractors to performance were some repeat losers, including International Coal, Plantronics and XM Satellite Radio. We added shares to each of these companies with the expectation of better prices concomitant with improving fundamentals.

Portfolio Activity

During the year we upgraded quality in the portfolio by eliminating companies with weaker fundamentals and/or less attractive valuations. These included Doral, CF Industries, Deluxe Corp. and Interpublic Group. With the proceeds we added new companies to the portfolio, including Capital One Financial, Murphy Oil, Schnitzer Steel and Smurfit-Stone. We view Capital One’s acquisition of North Fork Bancorp positively and multiple enhancing for its stock longer term. The other companies, selling oil, steel and scrap, and boxes, respectively, are direct beneficiaries of the global growth phenomenon driving our economy and the stock market. We like their businesses, management savvy, and current valuation characteristics, and believe they fit in nicely with our philosophy of finding companies that are either restructuring or in consolidating industries and with long term value appeal.

Outlook

As we near the “sell in May and go away” seasonally weak period for the stock market, we are keeping our fingers crossed that the Fund can sustain its absolute and relative gains through the summer. If Fed funds rates are reduced sooner rather than later, it should. If worries about sub-prime lending, surging inflation and housing woes deepen, market volatility will probably continue. A rate cut will be especially beneficial to the Fund because of our overweighting in the cyclical and financial sectors of the market. On the other hand, the weakness in the economy that would likely precipitate such a rate reduction could be particularly detrimental to these same sectors. So a continuation of the “Goldilocks” economy is our hope. At this point, we believe this is the most likely outcome.

We are in our fifteenth year of investing in companies undergoing some form of restructuring or industry consolidation. We buy these companies when we believe they are undervalued and sell them when they no longer appear cheap. Today’s portfolio, we believe, possesses much the same value characteristics as it has for the previous fourteen years. The median company sells at less than 11 times price to cash flow, versus 12.4× for the S&P 500, and at a little more than 15× expected 2007 earnings, also a discount to the S&P 500 multiple. Yet the companies in the Fund are expected next year to have earnings growth much higher than that of the S&P 500, and with higher ROE’s (Return on Equity).

David J. Williams, CFA

Managing Director and Senior Portfolio Manager

25

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio
(As of 7/31/06)	Shares
Gross Expense Ratio	1.56%

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Certain fees may be waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

26

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	07/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	04/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

27

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195
2,600,000	TCI Communications, Inc.	9.80	02/01/12	3,078,156

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,183,000	Time Warner Cos., Inc.	7.25%	10/15/17	$2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820
2,496,422	Pool # J01383	5.50	03/01/21	2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
$203,140	Pool # 251502	6.50%	02/01/13	$208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438
1,895,300	Pool # 844901	4.50	10/01/20	1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
$317,132	Pool # 2562	6.00%	03/20/28	$322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

	U.S. TREASURY NOTES — 11.48%
520,000	(f)	4.63	09/30/08	519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

See Notes to Financial Statements.

29

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75	$1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)	1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund	21,150,173
21,150,172	Fidelity U.S. Treasury II Fund	21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)	42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	$551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
Short —
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	TOTAL FUTURES CONTRACTS (Total notional amount $14,037,475)	$14,078,203	$40,728

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements.

30

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund

Shares		Value

COMMON STOCKS — 91.59%
	CONSUMER DISCRETIONARY — 9.21%
110,000	CBS Corp., Class B	$3,364,900
100,000	Circuit City Stores, Inc.	1,853,000
90,000	Home Depot, Inc.	3,306,600
8,000	Idearc, Inc.	280,800
140,000	Leggett & Platt, Inc.	3,173,800
225,000	Newell Rubbermaid, Inc.	6,995,250
135,000	Time Warner, Inc.	2,662,200
5,000	Time Warner Cable, Inc., Class A(a)	187,350

		21,823,900

	CONSUMER STAPLES — 5.53%
78,000	Altria Group, Inc.	6,849,180
160,000	SUPERVALU, Inc.	6,251,200

		13,100,380

	ENERGY — 9.69%
70,000	BP plc ADR	4,532,500
112,000	Chevron Corp.	8,283,520
195,000	Halliburton Co.	6,189,300
135,000	Penn West Energy Trust	3,966,300

		22,971,620

	FINANCIAL — 18.96%
300,000	Arthur J. Gallagher & Co.	8,499,000
113,000	Citigroup, Inc.	5,801,420
105,000	Freddie Mac	6,246,450
185,000	Mellon Financial Corp.	7,980,900
80,000	Morgan Stanley	6,300,800
95,000	RenaissanceRe Holdings Ltd.	4,763,300
153,000	U.S. BanCorp.	5,350,410

		44,942,280

	HEALTH CARE — 6.59%
75,000	Medtronic, Inc.	3,679,500
105,000	Novartis AG ADR	5,736,150
80,000	Pharmaceutical Holders Trust Index Fund	6,213,600

		15,629,250

	INDUSTRIALS — 10.73%
160,000	Dover Corp.	7,809,600
195,000	General Electric Co.	6,895,200
170,000	Honeywell International, Inc.	7,830,200
60,000	Hubbell, Inc., Class B	2,894,400

		25,429,400

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 12.33%
225,000	Electronic Data Systems Corp.	$6,228,000
145,000	Linear Technology Corp.	4,580,550
210,000	Microsoft Corp.	5,852,700
290,000	Nokia Oyj ADR	6,646,800
230,000	Xilinx, Inc.	5,917,900

		29,225,950

	MATERIALS — 13.54%
284,310	Domtar Corp.(a)	2,646,926
67,000	Eastman Chemical Co.	4,243,110
235,000	Packaging Corp. of America	5,734,000
56,047	Pope Resources Ltd.	2,248,606
32,000	Rayonier, Inc.	1,376,000
395,000	RPM, Inc.	9,124,500
90,000	Weyerhaeuser Co.	6,726,600

		32,099,742

	TELECOMMUNICATION SERVICES — 5.01%
147,000	AT&T, Inc.	5,796,210
160,000	Verizon Communications, Inc.	6,067,200

		11,863,410

	TOTAL COMMON STOCKS (Cost $178,895,931)	217,085,932

FOREIGN COMMON STOCKS — 3.39%
	UNITED KINGDOM — 3.39%
466,720	Pearson plc	8,028,863

	TOTAL FOREIGN COMMON STOCKS (Cost $5,553,970)	8,028,863

CONVERTIBLE PREFERRED STOCKS — 2.69%
	CONSUMER DISCRETIONARY — 2.42%
76,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,717,760
133,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	3,019,100

		5,736,860

	ENERGY — 0.27%
16,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	640,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,311,099)	6,376,860

See Notes to Financial Statements.

31

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

Contracts		Value

CALL OPTIONS PURCHASED — 1.42%
500	Circuit City Stores, Inc. Expires 01/17/09 strike price 17.50	$210,000
915	Circuit City Stores, Inc. Expires 01/17/09 strike price 20	274,500
1,100	Home Depot, Inc. Expires 01/18/08 strike price 35	473,000
200	Home Depot, Inc. Expires 01/17/09 strike price 30	182,000
2,300	Time Warner, Inc. Expires 01/18/08 strike price 15(b)	1,311,000
300	Time Warner, Inc. Expires 01/17/09 strike price 15	177,000
500	Xilinx, Inc. Expires 01/18/08 strike price 20	340,000
500	Xilinx, Inc. Expires 01/17/09 strike price 20	395,000

	TOTAL CALL OPTIONS PURCHASED (Cost $3,717,864)	3,362,500

Principal Amount
REPURCHASE AGREEMENT — 0.53%
$1,248,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $1,248,526 (collateralized by U.S. Government Obligation, par value $1,270,000, 4.88%, 01/27/20; total market value $1,258,834)	1,248,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,248,000)	$1,248,000

TOTAL INVESTMENTS (Cost $194,726,864)	99.62%	$236,102,155
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38	901,563

NET ASSETS	100.00%	$237,003,718

(a)	Non-income producing security.
(b)	Fair valued as of March 31, 2007.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public limited company

When-issued—Security that is conditionally traded on an exchange prior to the date the security in issued.

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $8,028,863 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

See Notes to Financial Statements.

32

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.96%	$44,942,280
Consumer Discretionary	15.02	35,589,623
Materials	13.54	32,099,742
Information Technology	12.33	29,225,950
Industrials	10.73	25,429,400
Energy	9.96	23,611,620
Health Care	6.59	15,629,250
Consumer Staples	5.53	13,100,380
Telecommunication	5.01	11,863,410
Call Options Purchased	1.42	3,362,500
Repurchase Agreement	0.53	1,248,000

Total Investment	99.62%	$236,102,155
Other Assets in Excess of Liabilities	0.38	901,563

Net Assets	100.00%	$237,003,718

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.05%
	CONSUMER DISCRETIONARY — 18.33%
422,700	Best Buy Co., Inc.	$20,593,944
476,700	Coach, Inc.(a)	23,858,835
756,000	eBay(a)	25,061,400
253,200	Las Vegas Sands Corp.(a)	21,929,652
663,300	Lowes Companies, Inc.	20,887,317
709,700	Starbucks Corp.(a)	22,256,192

		134,587,340

	FINANCIAL — 8.80%
50,800	Chicago Mercantile Exchange	27,048,968
294,100	Lehman Brothers Holding, Inc.	20,607,587
414,600	SLM Corp.	16,957,140

		64,613,695

	HEALTH CARE — 26.89%
195,155	Alcon, Inc.	25,725,332
241,800	Allergan, Inc.	26,796,276
354,800	Amgen, Inc.(a)	19,826,224
564,900	Celgene Corp.(a)	29,634,654
287,300	Genentech, Inc.(a)	23,593,076
390,758	Gilead Sciences, Inc.(a)	29,892,987
200,300	Intuitive Surgical, Inc.(a)	24,350,471
207,112	Zimmer Holdings, Inc.(a)	17,689,436

		197,508,456

	INDUSTRIALS — 6.60%
361,131	Corporate Executive Board Co.	27,431,511
510,000	Expeditors International of Washington, Inc.	21,073,200

		48,504,711

	INFORMATION TECHNOLOGY — 34.17%
572,500	Adobe Systems, Inc.(a)	23,873,250
591,700	Akamai Technologies, Inc.(a)	29,537,664
317,100	Apple Computer, Inc.(a)	29,461,761
729,487	Broadcom Corp., Class A(a)	23,394,648
1,083,500	Corning, Inc.(a)	24,638,790
431,815	Electronic Arts, Inc.(a)	21,746,203
60,873	Google, Inc., Class A(a)	27,889,574
368,406	Infosys Technologies Ltd. ADR	18,512,402
716,100	Qualcomm, Inc.	30,548,825
155,900	Research In Motion Ltd.(a)	21,278,791

		250,881,908

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.26%
655,200	America Movil S.A. de C.V., Series L ADR	$31,312,008

	TOTAL COMMON STOCKS (Cost $603,454,025)	727,408,118

Principal Amount
REPURCHASE AGREEMENT — 0.93%
$6,859,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $6,861,892 (collateralized by U.S. Government Obligation, par value $6,820,000, 3.63%, 06/20/07; total market value $6,927,670)	6,859,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,859,000)	$6,859,000

TOTAL INVESTMENTS (Cost $610,313,025)	99.98%	$734,267,118
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	169,005

NET ASSETS	100.00%	$734,436,123

(a)	Non-income producing security

ADR—American Depositary Receipt

Ltd.—Limited

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Information Technology	34.17%	$250,881,908
Health Care	26.89	197,508,456
Consumer Discretionary	18.33	134,587,340
Financial	8.80	64,613,695
Industrials	6.60	48,504,711
Telecommunication	4.26	31,312,008
Repurchase Agreement	0.93	6,859,000

Total Investment	99.98%	$734,267,118
Other Assets in Excess of Liabilities	0.02	169,005

Net Assets	100.00%	$734,436,123

See Notes to Financial Statements.

35

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.77%
	CONSUMER DISCRETIONARY — 23.84%
71,900	Autozone, Inc.(a)	$9,213,266
105,000	Black & Decker Corp.	8,570,100
112,900	Centex Corp.	4,716,962
330,000	Constellation Brands, Inc.(a)	6,989,400
190,600	EchoStar Communications, Inc.(a)	8,277,758
135,800	Limited Brands	3,538,948
323,200	Onex Corp.	8,977,526
167,700	Sherwin-Williams Co.	11,074,909
348,200	Tempur-Pedic International, Inc.	9,049,718
280,000	TJX Cos., Inc.	7,548,800

		77,957,387

	CONSUMER STAPLES — 2.57%
180,000	Dean Foods Co.(a)	8,413,200

	ENERGY — 10.95%
121,800	Cimarex Energy Co.	4,509,036
133,300	Devon Energy Corp.	9,227,026
349,800	EL Paso Corp.	5,061,606
130,000	Noble Corp.	10,228,400
137,800	Occidental Petroleum Corp.	6,794,918

		35,820,986

	FINANCIAL — 19.78%
95,000	Ace Ltd.	5,420,700
167,700	CIT Group, Inc.	8,874,684
340,000	E*TRADE Group, Inc.(a)	7,214,800
8,000	Employers Holdings, Inc.(a)	160,160
157,000	First Marblehead Corp.	7,047,730
116,600	Lehman Brothers Holding, Inc.	8,170,162
140,000	Leucadia National Corp.	4,118,800
61,400	Mastercard, Inc., Class A	6,523,136
170,000	Progressive Corp.	3,709,400
90,000	RenaissanceRe Holdings Ltd.	4,512,600
270,000	W.R. Berkley Corp.	8,942,400

		64,694,572

	HEALTH CARE — 4.44%
331,300	Health Management Associates, Inc., Class A	3,601,231
176,700	Shire Pharmaceuticals plc ADR	10,937,730

		14,538,961

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — 20.38%
130,000	Autoliv, Inc.	$7,424,300
187,700	Brink’s Co.	11,909,565
247,000	Empresa Brasileira de Aeronautica S.A. ADR	11,327,420
150,000	Kennametal, Inc.	10,141,500
36,000	Lincoln Electric Holdings, Inc.	2,144,160
172,700	Mueller Industries, Inc.	5,198,270
175,000	Oshkosh Truck Corp.	9,275,000
335,300	United Rentals, Inc.(a)	9,220,750

		66,640,965

	INFORMATION TECHNOLOGY — 4.78%
140,000	Electronic Data Systems Corp.	3,875,200
230,900	Harris Corp.	11,764,355

		15,639,555

	MATERIALS — 4.63%
205,700	Aracruz Cellulose S.A. ADR	10,793,079
129,700	Cabot Microelectronics Corp.(a)	4,346,247

		15,139,326

	REAL ESTATE — 1.66%
103,800	St. Joe Co.	5,429,778

	UTILITIES — 2.74%
315,000	Williams Cos., Inc.	8,964,900

	TOTAL COMMON STOCKS (Cost $202,502,426)	313,239,630

FOREIGN COMMON STOCKS — 2.14%
	NETHERLANDS — 2.14%
79,500	Hunter Douglas NV	7,013,633

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,013,633

CONVERTIBLE PREFERRED STOCKS — 0.18%
	CONSUMER DISCRETIONARY — 0.18%
400	Blockbuster, Inc., Preferred Exchange	597,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $400,000)	597,600

See Notes to Financial Statements.

36

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.85%
$6,066,000	JP Morgan Chase Securities, Inc., 5.06%, dated 03/30/07, to be repurchased 04/02/07, repurchase price $6,068,558 (collateralized by U.S. Government Obligation, par value $5,876,000, 6.25%, 05/16/16; total market value $6,202,699)	$6,066,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,066,000)	6,066,000

TOTAL INVESTMENTS (Cost $211,894,664)	99.94%	$326,916,863
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	199,906

NET ASSETS	100.00%	$327,116,769

(a)	Non-income producing security.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $7,013,633 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustee.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	26.16	$85,568,620
Industrials	20.38	66,640,965
Financial	19.78	64,694,572
Energy	10.95	35,820,986
Information Technology	4.78	15,639,555
Materials	4.63	15,139,326
Health Care	4.44	14,538,961
Utilities	2.74	8,964,900
Consumer Staples	2.57	8,413,200
Repurchase Agreement.	1.85	6,066,000
Real Estate	1.66	5,429,778

Total Investment	99.94%	$326,916,863
Other Assets in Excess of Liabilities	0.06	199,906

Net Assets	100.00%	$327,116,769

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.79%
	CONSUMER DISCRETIONARY —18.92%
860,000	Cabelas, Inc.(a)	$21,336,600
220,000	Columbia Sportswear Co.	13,708,200
500,000	Leapfrog Enterprises, Inc.(a)	5,350,000
1,200,000	Nautilus, Inc.	18,516,000
600,000	Oakley, Inc.	12,084,000
540,000	Sotheby’s Holdings, Inc., Class A	24,019,200
700,000	Talbots, Inc.	16,534,000
380,000	Thor Industries, Inc.	14,968,200
200,000	Urban Outfitters, Inc.(a)	5,302,000

		131,818,200

	CONSUMER SERVICES — 2.04%
340,000	P.F. Chang’s China Bistro, Inc.(a)	14,239,200

	ENERGY — 4.52%
540,000	Helix Energy Solutions Group, Inc.(a)	20,136,600
460,000	TETRA Technologies, Inc.(a)	11,366,600

		31,503,200

	FINANCIAL — 12.11%
380,000	GFI Group, Inc.(a)	25,828,600
200,000	Greenhill & Co., Inc.	12,278,000
360,000	Jefferies Group, Inc.	10,422,000
540,000	Nara Bancorp, Inc.	9,455,400
600,000	Philadelphia Consolidated Holdings Corp.(a)	26,394,000

		84,378,000

	HEALTH CARE — 6.29%
460,000	Arrow International, Inc.	14,793,600
520,000	Kensey Nash Corp.(a)	15,860,000
300,000	Molina Healthcare, Inc.(a)	9,177,000
1,000,000	Orthovita, Inc.(a)	2,920,000
40,000	Pharmanet Development Group, Inc.(a)	1,040,000

		43,790,600

	INDUSTRIALS — 29.75%
660,000	FLIR Systems, Inc.(a)	23,542,200
740,000	FTI Consulting, Inc.(a)	24,856,600

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
700,000	Hewitt Associates, Inc., Class A(a)	$20,461,000
930,000	Innovative Solutions & Support, Inc.(a)	23,547,600
660,000	Kansas City Southern(a)	23,482,800
1,200,000	MPS Group, Inc.(a)	16,980,000
1,000,000	Quanta Services, Inc.(a)	25,220,000
520,000	Shaw Group, Inc.(a)	16,260,400
600,000	Simpson Manufacturing Co., Inc.	18,504,000
260,000	Triumph Group, Inc.	14,388,400

		207,243,000

	INFORMATION TECHNOLOGY — 19.69%
500,000	CommScope, Inc.(a)	21,450,000
660,000	Forrester Research, Inc.(a)	18,717,600
1,100,000	Kulicke & Soffa Industries, Inc.(a)	10,175,000
880,000	Manhattan Associates, Inc.(a)	24,138,400
700,000	Plantronics, Inc.	16,534,000
400,000	Power Integrations(a)	9,060,000
600,000	Technitrol, Inc.	15,714,000
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	21,352,000

		137,141,000

	MATERIALS — 1.92%
400,000	Cabot Microelectronics Corp.(a)	13,404,000

	TELECOMMUNICATION SERVICES — 2.13%
1,400,000	Andrew Corp.(a)	14,826,000

	UTILITIES — 1.42%
440,000	Aqua America, Inc.	9,878,000

	TOTAL COMMON STOCKS (Cost $479,327,610)	688,221,200

See Notes to Financial Statements.

38

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Small Cap Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.53%
$10,628,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $10,632,482 (collateralized by U.S. Government Obligation, par value $10,507,000, 6.13%, 12/01/17; total market value $10,840,729)	$10,628,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,628,000)	10,628,000

TOTAL INVESTMENTS (Cost $489,955,610)	100.32%	$698,849,200
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.32)	(2,256,893)

NET ASSETS	100.00%	$696,592,307

(a)	Non-income producing security

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	29.75%	$207,243,000
Information Technology	19.69	137,141,000
Consumer Discretionary	18.92	131,818,200
Financial	12.11	84,378,000
Health Care	6.29	43,790,600
Energy	4.52	31,503,200
Telecommunication Services	2.13	14,826,000
Consumer Services	2.04	14,239,200
Materials	1.92	13,404,000
Repurchase Agreement	1.53	10,628,000
Utilities	1.42	9,878,000

Total Investment	100.32%	$698,849,200
Liabilities in Excess of Other Assets	(0.32)	(2,256,893)

Net Assets	100.00%	$696,592,307

See Notes to Financial Statements.

39

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.33%
	CONSUMER DISCRETIONARY — 11.92%
2,600,000	Black & Decker Corp.	$212,212,000
2,600,000	CBS Corp., Class B	79,534,000
3,250,000	Centex Corp.	135,785,000
1,800,000	EchoStar Communications, Inc.(a)(b)	78,174,000
850,000	Harman International Industries, Inc.(b)	81,668,000
3,000,000	Leggett & Platt, Inc.	68,010,000
2,700,000	Newell Rubbermaid, Inc.	83,943,000
3,200,000	TJX Cos., Inc.	86,272,000
5,800,000	XM Satellite Radio Holdings, Inc., Class A(a)	74,936,000
2,650,000	Zale Corp.(a)	69,907,000

		970,441,000

	CONSUMER STAPLES — 4.87%
2,200,000	Avon Products, Inc.	81,972,000
1,700,000	ConAgra Foods, Inc.	42,347,000
2,500,000	Dean Foods Co.(a)	116,850,000
2,050,000	Loews Corp. — Carolina Group	155,000,500

		396,169,500

	ENERGY — 15.68%
1,900,000	Anadarko Petroleum Corp.	81,662,000
2,800,000	ConocoPhillips	191,380,000
2,450,000	Devon Energy Corp.	169,589,000
8,791	Dynegy, Inc., Class A(a)	81,405
5,800,000	EL Paso Corp.	83,926,000
1,450,000	Murphy Oil Corp.	77,430,000
2,150,000	Noble Energy, Inc.	128,247,500
1,975,000	Petrobras ADR	196,532,250
4,200,000	Petrohawk Energy Corp.(a)	55,314,000
944,900	Pinnacle Gas Resources, Inc.(a)(c)(d)(e)	10,393,900
2,750,000	Rossetta Resources, Inc.(a)	56,485,000
2,000,000	Spectra Energy Corp.	52,540,000
2,500,000	Todco, Class A(a)	100,825,000
2,500,000	W&T Offshore, Inc.	72,325,000

		1,276,731,055

	FINANCIAL — 22.15%
2,650,000	Ace Ltd.	151,209,000
1,950,000	AerCap Holdings NV ADR(a)	56,764,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
3,850,000	Amvescap plc ADR	$85,085,000
2,800,000	Apollo Investment Corp.(f)	59,920,000
1,200,000	Capital One Financial Corp.	90,552,000
2,403,260	CastlePoint Holdings Ltd.(a)	39,293,301
1,900,000	CIT Group, Inc.	100,548,000
2,450,000	Citigroup, Inc.	125,783,000
1,650,000	Freddie Mac	98,158,500
1,000,000	Genworth Financial, Inc.	34,940,000
2,000,000	JP Morgan Chase & Co.	96,760,000
1,750,000	Lehman Brothers Holding, Inc.	122,622,500
2,700,000	Loews Corp.	122,661,000
700,000	Marsh & McLennan Cos., Inc.	20,503,000
400,000	Mastercard, Inc., Class A(b)	42,496,000
3,500,000	MCG Capital Corp.	65,660,000
1,850,000	Metlife, Inc.	116,827,500
2,100,000	Morgan Stanley	165,396,000
1,250,000	PNC Financial Services Group, Inc.	89,962,500
3,000,000	Primus Guaranty Ltd.(a)	36,900,000
2,000,000	Washington Mutual, Inc.	80,760,000

		1,802,801,801

	HEALTH CARE — 3.30%
1,850,000	AmerisourceBergen Corp.	97,587,500
2,200,000	Baxter International, Inc.	115,874,000
2,000,000	Bristol-Myers Squibb Co.	55,520,000

		268,981,500

	INDUSTRIALS — 14.05%
2,900,000	AGCO Corp.(a)	107,213,000
1,100,000	Aries Maritime Transport Ltd.	9,031,000
1,050,181	Arlington Tankers	25,057,319
2,100,000	Copa Holdings S.A., Class A	108,129,000
2,583,500	Empresa Brasileira de Aeronautica S.A. ADR	118,479,310
3,500,000	Gol Linhas Aereas Inteligentes S.A. ADR	106,505,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	15,630,000
1,100,000	Rockwell Automation, Inc.	65,857,000
1,900,000	Ryder Systems, Inc.	93,746,000
3,100,000	Tyco International Ltd.	97,805,000
1,700,000	Union Pacific Corp.	172,635,000

See Notes to Financial Statements.

40

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
4,250,000	United Rentals, Inc.(a)	$116,875,000
1,650,000	United Technologies Corp.	107,250,000

		1,144,212,629

	INFORMATION TECHNOLOGY — 5.26%
4,200,000	Harris Corp.	213,990,000
900,000	International Business Machines Corp.	84,834,000
3,850,000	Nokia Oyj ADR	88,242,000
1,750,000	Plantronics, Inc.	41,335,000

		428,401,000

	MATERIALS — 11.07%
3,300,000	Alpha Natural Resources, Inc.(a)	51,579,000
4,000,000	Celanese Corp., Class A	123,360,000
4,550,000	CONSOL Energy, Inc.	178,041,500
1,100,000	Eagle Materials, Inc.	49,093,000
1,500,000	Foundation Coal Holdings, Inc.	51,510,000
750,000	Freeport-McMoRan Copper & Gold, Inc.	49,642,500
4,600,000	International Coal Group, Inc.(a)	24,150,000
1,400,000	PPG Industries, Inc.	98,434,000
1,700,000	Schnitzer Steel Industries, Inc.	68,289,000
4,000,000	Smurfit-Stone Container Corp.(a)	45,040,000
1,800,000	Southern Copper Corp.	128,988,000
2,300,000	Tronox, Inc.	33,120,000

		901,247,000

	REAL ESTATE — 2.44%
3,820,000	Diamondrock Hospitality Co.	72,580,000
1,000,000	FBR Capital Markets Corp.(a)(d)(e)	15,250,000
2,050,000	Host Marriott Corp.	53,935,500
3,000,000	Peoples Choice Financial Corp.(a)(d)(e)	4,500,000
900,000	Ventas, Inc.	37,917,000
2,140,500	Vintage Wine Trust, Inc.(d)(e)	14,448,375

		198,630,875

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.59%
5,500,000	America Movil S.A. de C.V., Series L ADR(b)	$262,845,000
1,842,000	Datapath, Inc.(a)(d)(e)	17,499,000
2,600,000	Sprint Nextel Corp.	49,296,000
3,000,000	Windstream Corp.	44,070,000

		373,710,000

	TOTAL COMMON STOCKS (Cost $5,086,518,227)	7,761,326,360

FOREIGN COMMON STOCKS — 3.07%
	GERMANY — 0.96%
1,500,000	Lanxess AG(a)	77,534,540

	ITALY — 0.66%
5,000,000	Enel S.p.A	53,541,373

	MEXICO — 0.62%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	50,835,939

	SWITZERLAND — 0.83%
950,000	Petroplus Holdings AG(a)	67,644,880

	TOTAL FOREIGN COMMON STOCKS (Cost $177,913,078)	249,556,732

CONVERTIBLE PREFERRED STOCKS — 1.28%
	CONSUMER DISCRETIONARY — 1.03%
2,350,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	84,036,000

	MATERIALS — 0.25%
500,000	Celanese Corp., Preferred Exchange, 4.25%	20,437,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $98,271,130)	104,473,500

See Notes to Financial Statements.

41

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.24%
$19,528,000	JP Morgan Chase Securities, Inc., 5.06%, dated 3/30/07, to be repurchased 4/02/07, repurchase price $19,536,234 (collateralized by U.S. Government Obligations, ranging in par value $3,775,000-$5,340,000, 4.13%-6.25%, 07/17/09-03/02/21; total market value $19,629,004)	$19,528,000

	TOTAL REPURCHASE AGREEMENT (Cost $19,528,000)	19,528,000

TOTAL INVESTMENTS (Cost $5,382,230,435)	99.92%	$8,134,884,592
OTHER ASSETS IN EXCESS OF LIABILITIES	0.08	6,272,224

NET ASSETS	100.00%	$8,141,156,816

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fair valued as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $62,091,275 or 0.76% of net assets.
(e)	Represents an illiquid security as of March 31, 2007.
(f)	Closed-end Management Investment Company.

ADR—American Depositary Receipt

Ltd.—Limited

plc—Public Limited Company

At March 31, 2007, the prices of certain foreign securities held by the fund aggregating $249,556,732 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

Contracts		Value
CALL OPTIONS WRITTEN:
(10,000)	America Movil S.A. de C.V., Expires 05/18/07 strike price 50	$(1,400,000)
(5,000)	EchoStar Communications, Inc., Expires 06/15/07 strike price 45	(875,000)
(4,000)	Harmon International Industries, Inc., Expires 04/20/07 strike price 105	(40,000)
(4,000)	Mastercard, Inc., Expires 04/20/07 strike price 04/20/07	(1,520,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $6,678,258)	$(3,835,000)

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.15%	$1,802,801,801
Energy	16.51	1,344,375,935
Industrials	15.01	1,221,747,169
Consumer Discretionary	12.95	1,054,477,000
Materials	11.94	972,520,439
Consumer Staples	5.53	449,710,873
Information Technology	5.26	428,401,000
Telecommunication Services	4.59	373,710,000
Health Care	3.30	268,981,500
Real Estate	2.44	198,630,875
Repurchase Agreement	0.24	19,528,000

Total Investment	99.92%	$8,134,884,592
Other Assets in Excess of Liabilities	0.08	6,272,224

Net Assets	100.00%	$8,141,156,816

See Notes to Financial Statements.

43

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Core Bond Fund		Equity Income Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$549,299,881		$194,726,864

Investments, at value (including Repurchase Agreements) (Note 1)	$550,355,840		$236,102,155
Cash	172,942		315
Foreign currency (cost $0, $0, $0, $0, $0 and $531 respectively)	—		—
Dividends and interest receivable	4,413,659		632,927
Receivable for investments sold	333,651		—
Receivable for fund shares sold	506,201		625,896
Receivable for forward foreign currency contracts	—		—
Net receivable for variation margin on futures contracts	5,391		—
Reclaims receivable	—		—
Prepaid expenses	9,532		3,106

Total Assets	555,797,216		237,364,399

LIABILITIES:
Payable for dividends declared	1,360,741		—
Payable for investments purchased	1,742,048		—
Options written, at value (Premiums received: Value and Restructuring Fund — $6,678,258)	—		—
Cash overdraft	—		—
Payable for fund shares redeemed	450,371		87,922
Payable for forward foreign currency contracts	—		—
Investment advisory fees payable (Note 2)	170,085		122,556
Administration fees payable (Note 2)	71,583		30,684
Distribution and shareholder servicing fees payable (Note 2)	67,066		59,303
Directors’/Trustees’ fees and expenses payable (Note 2)	—		—
Accrued expenses and other payables	215,549		60,216

Total Liabilities	4,077,443		360,681

NET ASSETS	$551,719,773		$237,003,718

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$23,250		$1,016,788
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(1,867,299)		431,735
Unrealized appreciation of investments, foreign currency translations and written options	1,096,687		41,375,425
Par value (Note 5)	61,436		249
Paid in capital in excess of par value	552,405,699		194,179,521

Net Assets	$551,719,773		$237,003,718

Net Assets:
Retirement Shares	$1,071		$1,149
Shares	313,966,821		237,002,569
Institutional Shares	237,751,881		—
Shares outstanding (Note 5):
Retirement Shares	119		120
Shares	34,965,727		24,928,172
Institutional Shares	26,469,879		—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Retirement Shares	$8.98	(a)	$9.54	(a)

Shares	$8.98		$9.51

Institutional Shares	$8.98		—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

45

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund
$610,313,025		$211,894,664	$489,955,610	$5,382,230,435

$734,267,118		$326,916,863	$698,849,200	$8,134,884,592
219		810	138	14,546
—		—	—	589
1,928		209,475	44,438	11,412,758
—		—	635,754	13,711,725
1,146,238		2,101,242	1,073,553	20,321,987
—		—	—	—
—		—	—	—
—		—	—	—
23,315		3,946	9,077	120,997

735,438,818		329,232,336	700,612,160	8,180,467,194

—		—	—	—
—		—	2,700,153	16,781,959
—		—	—	3,835,000
—		—	—	—
220,101		1,737,971	541,128	10,778,197
—		—	—	6,774
455,534		175,356	430,849	4,057,059
94,995		41,710	87,859	1,036,177
155,789		61,976	140,440	1,777,666
—		—	—	6,591
76,276		98,554	119,424	1,030,955

1,002,695		2,115,567	4,019,853	39,310,378

$734,436,123		$327,116,769	$696,592,307	$8,141,156,816

$—		$3,066,218	$—	$16,648,966
(124,103,097)		6,611,985	7,530,919	(49,675,559)
123,954,093		115,022,199	208,893,590	2,755,490,696
69,260		151	36,269	149,837
734,515,867		202,416,216	480,131,529	5,418,542,876

$734,436,123		$327,116,769	$696,592,307	$8,141,156,816

$3,069		$1,097,323	$1,827,227	$2,925,813
718,424,273		294,451,533	694,765,080	7,767,712,682
16,008,781		31,567,913	—	370,518,321
294		51,093	96,286	53,880
67,751,307		13,624,483	36,172,462	142,964,239
1,508,238		1,454,320	—	6,818,985
$10.45	(a)	$21.48	$18.98	$54.30

$10.60		$21.61	$19.21	$54.33

$10.61		$21.71	—	$54.34

See Notes to Financial Statements.

46

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Core Bond Fund	Equity Income Fund
INVESTMENT INCOME:
Dividend income	$999,150	$6,252,714
Interest income	21,099,384	52,535
Less: Foreign taxes withheld	—	(36,689)

Total Income	22,098,534	6,268,560
EXPENSES:
Investment advisory fees (Note 2)	2,873,544	1,622,085
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	7	9
Shareholder servicing fees — Shares (Note 2)	738,959	540,692
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Administration fees (Note 2)	633,088	326,390
Transfer agent fees	165,543	21,161
Legal and audit fees	61,650	31,262
Custodian fees	43,655	23,306
Directors’/Trustees’ fees and expenses (Note 2)	17,725	11,440
Miscellaneous expenses	149,636	42,818

Total Expenses	4,683,807	2,619,163
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(1,217,980)	(240,094)
Administrator (Note 2)	(4,685)	(8,005)
Custody earning credits	(8,001)	(584)

Net Expenses	3,453,141	2,370,480

NET INVESTMENT INCOME (LOSS)	18,645,393	3,898,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	(67,050)	6,646,316
Net realized gains from redemptions in-kind	—	—
Foreign currency transactions	—	5,938
Written options	—	70,586

Total net realized gain (loss)	(67,050)	6,722,840
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	5,359,028	16,574,010

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	5,291,978	23,296,850

Net increase (decrease) in net assets resulting from operations	$23,937,371	$27,194,930

See Notes to Financial Statements.

47

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund

$2,458,581	$6,244,366	$3,234,961	$139,630,565
841,708	139,982	184,934	3,266,334
(76,949)	(50,757)	—	(892,911)

3,223,340	6,333,591	3,419,895	142,003,988

4,689,122	1,889,491	4,604,755	43,686,889
12	720	2,276	10,250
1,550,709	618,540	1,534,149	16,702,594
—	—	—	96,083
943,523	438,688	926,552	10,988,075
99,116	92,953	188,887	2,073,728
77,595	33,086	37,683	334,628
35,120	19,910	46,257	471,097
21,322	13,487	21,848	190,517
103,152	83,107	114,086	1,139,363

7,519,671	3,189,982	7,476,493	75,693,224

(30,328)	(3,989)	—	—
(6,217)	(10,966)	(5,981)	(69,676)
(3,856)	(1,830)	(6,785)	(54,238)

7,479,270	3,173,197	7,463,727	75,569,310

(4,255,930)	3,160,394	(4,043,832)	66,434,678

11,805,044	8,600,856	32,537,688	95,436,544
—	23,046,664	—	—
—	1,444	—	(12,160)
—	—	—	1,331,652

11,805,044	31,648,964	32,537,688	96,756,036
37,708,433	(10,315,446)	18,105,369	645,371,791

49,513,477	21,333,518	50,643,057	742,127,827

$45,257,547	$24,493,912	$46,599,225	$808,562,505

See Notes to Financial Statements.

48

Excelsior Funds

Statements of Changes in Net Assets

	Core Bond Fund		Equity Income Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income (loss)	$18,645,393	$10,061,835	$3,898,080	$5,148,119
Net realized gain (loss) on investments and foreign currency transactions	(67,050)	1,284,930	6,652,254	(5,658,097)
Net realized gains from redemptions in-kind	—	—	—	—
Net realized gain (loss) on written options	—	—	70,586	(17,851)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the period	5,359,028	(7,274,735)	16,574,010	10,334,632

Net increase in net assets resulting from operations	23,937,371	4,072,030	27,194,930	9,806,803

Distributions to shareholders:
From net investment income
Retirement Shares	(40)	(38)	(15)	(18)
Shares	(12,851,594)	(10,218,978)	(4,109,886)	(4,741,203)
Institutional Shares	(5,693,159)	(6,254)	—	—
From net realized gain on investments
Retirement Shares	—	(13)	—	(3)
Shares	—	(3,571,500)	—	(591,743)
Institutional Shares	—	(13)	—	—

Total distributions	(18,544,793)	(13,796,796)	(4,109,901)	(5,332,967)

Increase (decrease) in net assets from fund share transactions (Note 5)	263,311,270	80,807,705	8,064,710	5,710,595

Net increase (decrease) in net assets	268,703,848	71,082,939	31,149,739	10,184,431

NET ASSETS:
Beginning of period	283,015,925	211,932,986	205,853,979	195,669,548

End of period(1)	$551,719,773	$283,015,925	$237,003,718	$205,853,979

(1) Including undistributed (distributions in excess of) net investment income	$23,250	$2,407	$1,016,788	$1,253,478

See Notes to Financial Statements.

49

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund		Small Cap Fund		Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006	2007	2006
$(4,255,930)	$(1,492,015)	$3,160,394	$286,682	$(4,043,832)	$(3,315,401)	$66,434,678	$62,768,364
11,805,044	3,004,935	8,602,300	(1,834,247)	32,537,688	29,148,540	95,424,384	25,898,526
—	—	23,046,664	—	—	—	—	—
—	—	—	—	—	—	1,331,652	(7,456,185)
37,708,433	59,460,912	(10,315,446)	51,686,678	18,105,369	96,294,626	645,371,791	892,712,062

45,257,547	60,973,832	24,493,912	50,139,113	46,599,225	122,127,765	808,562,505	973,922,767

—	—	—	—	—	—	(4,928)	(1,311)
—	—	(69,200)	(377,856)	—	—	(64,324,804)	(50,184,813)
—	—	(28,083)	(320,565)	—	—	(3,526,597)	(2,339,479)

—	—	—	—	(3,801)	(53)	—	—
—	—	(6,735)	—	(43,578,479)	(26,879,094)	—	—
—	—	(812)	—	—	—	—	—

—	—	(104,830)	(698,421)	(43,582,280)	(26,879,147)	(67,856,329)	(52,525,603)

136,983,006	281,160,848	(36,769,439)	(6,359,254)	94,185,168	15,919,054	918,433,748	930,527,802

182,240,553	342,134,680	(12,380,357)	43,081,438	97,202,113	111,167,672	1,659,139,924	1,851,924,966

552,195,570	210,060,890	339,497,126	296,415,688	599,390,194	488,222,522	6,482,016,892	4,630,091,926

$734,436,123	$552,195,570	$327,116,769	$339,497,126	$696,592,307	$599,390,194	$8,141,156,816	$6,482,016,892

$—	$—	$3,066,218	$—	$—	$—	$16,648,966	$19,146,231

See Notes to Financial Statements.

50

Excelsior Funds

Financial Highlights—Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
CORE BOND FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$8.85	$0.34	(2)	$0.13	(2)	$0.47	$(0.34)	—
2006	9.16	0.33	(2)	(0.19	)(2)	0.14	(0.33)	$(0.12)
Period Ended March 31, 2005	9.27	0.07	(2)	(0.06	)(2)	0.01	(0.12)	—
EQUITY INCOME FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$8.59	$0.12	(2)	$0.96	(2)	$1.08	$(0.13)	—
2006	8.43	0.15	(2)	0.18	(2)	0.33	(0.15)	$(0.02)
Period Ended March 31, 2005	8.50	—	(2)(3)	(0.07	)(2)	(0.07)	—	—
LARGE CAP GROWTH FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$9.82	$(0.12	)(2)	$0.75	(2)	$0.63	—	—
2006	8.02	(0.11	)(2)	1.91	(2)	1.80	—	—
Period Ended March 31, 2005	8.49	(0.03	)(2)	(0.44	)(2)	(0.47)	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$19.62	$0.70	(2)	$1.16	(2)	$1.86	—	— (3)
2006	16.78	(0.06	)(2)	2.90	(2)	2.84	—	—
Period Ended March 31, 2005	17.26	(0.01	)(2)	(0.47	)(2)	(0.48)	—	—
SMALL CAP FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$19.12	$(0.22	)(2)	$1.34	(2)	$1.12	—	$(1.26)
2006	16.12	(0.19	)(2)	4.08	(2)	3.89	—	(0.89)
Period Ended March 31, 2005	17.00	(0.04	)(2)	(0.84	)(2)	(0.88)	—	—
VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares:
Year Ended March 31,
2007	$49.35	$0.22	(2)	$4.98	(2)	$5.20	$(0.25)	—
2006	41.49	0.42	(2)	7.81	(2)	8.23	(0.37)	—
Period Ended March 31, 2005	42.43	(0.04	)(2)	(0.90	)(2)	(0.94)	—	—
*	Commencement of Operations
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	The ratio of net operating expenses would have been 1.60%, if custody credits had not been included.

See Notes to Financial Statements.

51

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.34)	$8.98	5.47%		$1	1.40%		1.70%		3.86%		49%
(0.45)	8.85	1.48%		1	1.40%		1.78%		3.57%		95%
(0.12)	9.16	0.10	%(4)	1	1.40	%(5)	1.77	%(5)	3.60	%(5)	90	%(4)

$(0.13)	$9.54	12.68%		$1	1.59	%(6)	1.71%		1.29%		27%
(0.17)	8.59	4.04%		1	1.60%		1.84%		1.78%		46%
—	8.43	(1.52	)%(4)	1	1.55	%(5)	1.76	%(5)	0.02	%(5)	19	%(4)

$—	$10.45	6.42%		$3	1.69%		1.70%		(1.18)%		33%
—	9.82	22.44%		3	1.70%		1.99%		(1.20)%		24%
—	8.02	(5.54	)%(4)	1	1.55	%(5)	1.78	%(5)	(1.45	)%(5)	25	%(4)

$— (3)	$21.48	9.48%		$1,097	1.61%		1.64%		3.38%		25%
—	19.62	16.92%		1	1.46%		1.46%		(0.34)%		23%
—	16.78	(3.01	)%(4)	1	1.56	%(5)	1.66	%(5)	(0.13	)%(5)	28	%(4)

$(1.26)	$18.98	6.23%		$1,827	1.74%		1.74%		(1.21)%		52%
(0.89)	19.12	24.83%		1	1.56%		1.56%		(1.13)%		65%
—	16.12	(5.23	)%(4)	1	1.55	%(5)	1.58	%(5)	(1.28	)%(5)	61	%(4)

$(0.25)	$54.30	10.58%		$2,926	1.55%		1.55%		0.43%		13%
(0.37)	49.35	19.95%		896	1.56%		1.56%		0.90%		12%
—	41.49	(2.58	)%(4)	1	1.57	%(5)	1.59	%(5)	(0.35	)%(5)	8	%(4)

See Notes to Financial Statements.

52

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies.

Excelsior Fund and the Trust currently offer shares in fifteen and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund, Large Cap Growth Fund, Small Cap Fund and Value and Restructuring Fund, portfolios of Excelsior Fund, Equity Income Fund and Mid Cap Value and Restructuring Fund, portfolios of the Trust (each a “Fund”, collectively the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Equity Income Fund and Small Cap Fund offer two classes of shares: Retirement Shares and Shares. The Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Retirement Shares, Shares and Institutional Shares. The Financial Highlights of the Shares and Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	—	—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	—	—	$1,046	$1,046

53

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Net Asset Value:
Shares	—	—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	—	—	$8.97	$8.97

Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Mutual funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

54

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Value and Restructuring Fund had the following forward foreign currency contracts outstanding as of March 31, 2007:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/04/07	CHF 4,345,557	$3,584,260	$(6,774)

Currency Legend:

CHF Swiss Franc

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

55

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2007, the Equity Income Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	(1,000)	(151,152)
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	1,000	151,152

Outstanding, end of year	—	$—

During the year ended March 31, 2007, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(4,468)	$(1,760,972)
Options written	(28,000)	(7,314,498)
Options expired	4,468	1,760,972
Options exercised	—	—
Options terminated in closing purchase transactions	5,000	636,240

Outstanding, end of year	(23,000)	$(6,678,258)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Redemption In-kind:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of a Funds shares (redemption in-kind). For financial reporting

56

purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended March 31, 2007, the Mid Cap Value and Restructuring Fund realized $23,046,664 of net gains on $66,339,150 of redemptions in-kind.

(f) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) Futures Contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(i) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and

57

Restructuring Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid quarterly; for the Core Bond Fund, dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(j) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(k) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(l) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(m) New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

58

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Core Bond Fund	0.65%	*
Equity Income Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Core Bond Fund	$571,558
Equity Income Fund	294,433
Large Cap Growth Fund	851,157
Mid Cap Value and Restructuring Fund	395,738
Small Cap Fund	835,832
Value and Restructuring Fund	9,912,241

59

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Core Bond Fund — Retirement Shares	1.40%
Equity Income Fund — Retirement Shares	1.60%
Large Cap Growth Fund — Retirement Shares	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%
Small Cap Fund — Retirement Shares	1.75%
Value and Restructuring Fund — Retirement Shares	1.64%
Core Bond Fund — Shares	0.90%
Equity Income Fund — Shares	1.10%
Large Cap Growth Fund — Shares	1.20%
Mid Cap Value and Restructuring Fund — Shares	1.14%
Small Cap Fund — Shares	1.25%
Value and Restructuring Fund — Shares	1.14%
Core Bond Fund — Institutional Shares	0.65%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Core Bond Fund	$1,217,980
Equity Income Fund	240,094
Large Cap Growth Fund	30,328
Mid Cap Value and Restructuring Fund	3,989
Small Cap Fund	—
Value and Restructuring Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

60

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Core Bond Fund	$496,810
Equity Income Fund	526,446
Large Cap Growth Fund	1,426,385
Mid Cap Value and Restructuring Fund	530,044
Small Cap Fund	1,357,921
Value and Restructuring Fund	9,637,460

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Retirement Shares, in an amount not to exceed the annual rate of 0.50%, of the average daily net asset value of such Fund’s Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $4, $5, $8, $480, $1,538 and $6,926, respectively.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments and written options transactions, aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$143,164,160	$130,390,053
Other	56,826,501	58,962,109
Equity Income Fund	64,891,652	59,073,738
Large Cap Growth Fund	346,922,787	198,866,947
Mid Cap Value and Restructuring Fund	74,873,791	113,235,162
Small Cap Fund	362,658,964	318,273,911
Value and Restructuring Fund	1,940,746,100	930,382,978

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4.	Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Accordingly, the following reclassifications, as of March 31, 2007, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Core Bond Fund	$(79,757)	$79,739	$18
Equity Income Fund	(24,869)	24,869	—
Large Cap Growth Fund	4,255,930	—	(4,255,930)
Mid Cap Value and Restructuring Fund	3,107	(23,048,108)	23,045,001
Small Cap Fund	4,043,832	—	(4,043,832)
Value and Restructuring Fund	(1,075,614)	1,078,111	(2,497)

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The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total*
Core Bond Fund
Year ended March 31, 2007	$17,474,254	$—	$—	$17,474,254
Year ended March 31, 2006	11,105,896	2,085,376	—	13,191,272
Equity Income Fund
Year ended March 31, 2007	4,109,901	—	—	4,109,901
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Large Cap Growth Fund
Year ended March 31, 2007	—	—	—	—
Year ended March 31, 2006	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2007	97,283	7,547	—	104,830
Year ended March 31, 2006	675,482	—	22,939	698,421
Small Cap Fund
Year ended March 31, 2007	2,271,022	41,311,258	—	43,582,280
Year ended March 31, 2006	—	26,879,147	—	26,879,147
Value and Restructuring Fund
Year ended March 31, 2007	67,856,329	—	—	67,856,329
Year ended March 31, 2006	52,525,603	—	—	52,525,603

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Core Bond Fund	$2,127,629	$—	$(2,104,382)	$(1,634,009)	$863,400	$(733,365)
Equity Income Fund	1,088,747	884,717	—	—	40,922,443	42,895,907
Large Cap Growth Fund	—	—	—	(124,103,097)	123,954,093	(149,004)
Mid Cap Value and Restructuring Fund	3,066,218	6,619,753	—	—	115,014,431	124,700,402
Small Cap Fund	—	8,347,130	—	—	208,077,379	216,424,509
Value and Restructuring Fund	19,173,059	—	—	(48,831,557)	2,754,129,333	2,724,470,835

*	The total distributions payable may differ from the statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the Value and Restructuring Fund deferred, on a tax basis, post-October losses of $1,537,981.

63

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Core Bond Fund	$549,492,440	$4,344,919	$(3,481,519)	$863,400
Equity Income Fund	195,179,846	42,742,397	(1,820,088)	40,922,309
Large Cap Growth Fund	610,313,025	150,431,767	(26,477,674)	123,954,093
Mid Cap Value and Restructuring Fund	211,902,432	123,240,542	(8,226,111)	115,014,431
Small Cap Fund	490,771,821	213,733,622	(5,656,243)	208,077,379
Value and Restructuring Fund	5,383,591,798	2,919,161,157	(167,868,357)	2,751,292,794

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund; and 750 million shares of the Core Bond Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

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Capital	Share Transactions

	Core Bond Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	—	—
Shares	9,986,679	$88,776,364	13,774,392	$125,488,152
Institutional Shares	2,772,888	24,623,459	141,024	1,262,505
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Retirement Shares	4	40	5	50
Shares	673,001	5,989,211	681,642	6,160,386
Institutional Shares	113,170	1,016,339	189	1,685
Redeemed:
Retirement Shares	—	—	(16)	(151)
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Institutional Shares	(1,706,058)	(15,286,027)	—	—

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

	Equity Income Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	—	—
Shares	4,666,621	$41,851,327	8,070,602	$67,137,307
Subscription-in-kind	526,198	4,483,204	—	—
Issued as reinvestment of dividends:
Retirement Shares	1	15	3	21
Shares	77,298	675,808	115,326	946,155
Redeemed:
Retirement Shares	—	—	(20)	(159)
Shares	(4,395,745)	(38,945,714)	(7,466,868)	(62,372,729)
Redemption Fee	—	70	—	—

Net Increase (Decrease)	874,373	$8,064,710	719,043	$5,710,595

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Share Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

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	Large Cap Growth Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	172	$1,807	—	—
Shares	26,983,018	268,887,660	33,887,361	$319,718,556
Institutional Shares	1,518,333	15,997,075
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	—	—	—	—
Institutional Shares	—	—
Redeemed:
Retirement Shares	—	—	(20)	(161)
Shares	(14,969,954)	(147,806,621)	(4,286,908)	(38,557,547)
Institutional Shares	(10,095)	(106,750)
Redemption Fee	—	9,835	—	—

Net Increase (Decrease)	13,521,474	$136,983,006	29,600,433	$281,160,848

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	51,153	$1,086,065	—	—
Shares	3,915,673	81,532,520	2,206,027	$39,222,163
Institutional Shares	174,817	3,499,002	1,449,107	26,024,928
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	1,544	28,679	8,110	140,000
Institutional Shares	211	3,893	12,203	211,487
Redeemed:
Retirement Shares	(118)	(2,475)	(10)	(162)
Shares	(2,387,520)	(47,782,321)	(2,927,490)	(51,792,912)
Institutional Shares	(435,896)	(8,797,430)	(1,134,926)	(20,164,758)
Redemption-in-kind	(3,464,185)	(66,339,150)	—	—
Redemption Fee	—	1,778	—	—

Net Increase (Decrease)	(2,144,321)	$(36,769,439)	(386,979)	$(6,359,254)

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	Small Cap Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	100,714	$1,845,960	—	—
Shares	11,007,156	202,519,992	7,764,353	$131,311,856
Issued as reinvestment of dividends:
Retirement Shares	211	3,801	3	53
Shares	873,688	15,909,286	431,637	7,363,728
Redeemed:
Retirement Shares	(4,702)	(85,527)	(10)	(153)
Shares	(6,873,489)	(126,011,173)	(7,277,592)	(122,756,430)
Redemption Fee	—	2,829	—	—

Net Increase (Decrease)	5,103,578	$94,185,168	918,391	$15,919,054

	Value and Restructuring Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	62,302	$3,214,887	18,213	$867,236
Shares	40,342,962	2,018,418,152	42,481,646	1,944,842,088
Institutional Shares	2,608,744	127,478,205	1,588,442	71,855,109
Issued as reinvestment of dividends:
Retirement Shares	99	4,928	26	1,182
Shares	1,056,240	51,956,233	922,183	40,504,847
Institutional Shares	59,732	2,938,434	45,241	1,988,952
Redeemed:
Retirement Shares	(26,673)	(1,242,118)	(115)	(5,554)
Shares	(24,661,734)	(1,238,518,628)	(25,114,636)	(1,109,338,591)
Institutional Shares	(921,391)	(45,845,721)	(450,627)	(20,187,467)
Redemption Fee	—	29,376	—	—

Net Increase (Decrease)	18,520,281	$918,433,748	19,490,373	$930,527,802

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds, and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Fund Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund (four portfolios of Excelsior Funds, Inc. and two portfolios of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

69

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

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PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

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ADDITIONAL FEDERAL TAX INFORMATION

Other	Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap	98.82%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	100.00%
Small Cap	98.63%
Value and Restructuring Fund	100.00%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
Mid Cap Value and Restructuring Fund	$7,547
Small Cap Fund	41,311,258

72

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information

73

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

74

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

75

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

76

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1—Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2—Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3—Director, Student Loan Corporation (since May 2005).

BOARD 4—Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1—Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

77

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1—Director, Redwood Trust, Inc. (mortgage finance). BOARD 2—Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1— Director, Aphton Corporation

BOARD 2—Director, Mission West Properties (commercial real estate). BOARD 3—Director, TOUSA (home building). BOARD 4—Director, Harris Stratex Networks (a network equipment corporation).

BOARD 5—Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6—Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7—Director, Ditech Communications Corporation (voice communications technology).

78

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

79

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

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Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Famliy and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

81

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

82

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Core Bond Fund — Retirement Shares	$1,000.00	$1,023.10	1.40%	$7.06
Equity Income Fund — Retirement Shares	1,000.00	1,082.80	1.49	7.74
Large Cap Growth Fund — Retirement Shares	1,000.00	1,072.90	1.56	8.06
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,093.20	1.61	8.40
Small Cap Fund — Retirement Shares	1,000.00	1,117.30	1.74	9.19
Value and Restructuring Fund — Retirement Shares	1,000.00	1,118.40	1.55	8.19

Hypothetical 5% Return
Core Bond Fund — Retirement Shares	1,000.00	1,017.95	1.40	7.04
Equity Income Fund — Retirement Shares	1,000.00	1,017.50	1.49	7.49
Large Cap Growth Fund — Retirement Shares	1,000.00	1,017.15	1.56	7.85
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,016.90	1.61	8.10
Small Cap Fund — Retirement Shares	1,000.00	1,016.26	1.74	8.75
Value and Restructuring Fund — Retirement Shares	1,000.00	1,017.20	1.55	7.80

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

83

AR-RETIRE-0307

EQUITY FUNDS

SEMI ANNUAL REPORT

September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Excelsior Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Excelsior Fund. References to specific securities should not be construed as a recommendation or investment advice.

Investment in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, financial accounting standards, and foreign taxation regulations are among the risks associated with foreign investing, as well as political risk. Investing in emerging markets may accentuate these risks.

Small-cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

3

LETTER TO SHAREHOLDERS

Dear Shareholder:

Allow me to take this opportunity to formally welcome you to the Columbia Funds family. In July, U.S. Trust Advisors was acquired by Bank of America (parent company of Columbia Management Group). The Excelsior Funds are now distributed by Columbia Management Distributors, Inc. The combined organization is committed to delivering unparalleled wealth management solutions and building deep, lasting relationships with our shareholders.

Your Excelsior Funds account will be serviced by Columbia Management Services, Inc., an experienced service provider in the industry. This team will process transactions, generate account statements and support your ongoing servicing needs.

As we complete the integration over the next several months, you will gain access to a broad array of investment choices including money market investments, mutual funds and 529 plans. Throughout this period of change, our goal is to ensure a smooth transition and provide services that we hope will exceed your expectations. We recommend you visit our website: www.columbiafunds.com for more information about our products and services. Those of you who receive your statements directly from Columbia Management can also register for on-line account access, which allows you to check your account balance, change your distribution options and make other account transactions. If you receive statements from your brokerage firm, please check with your financial advisor for service availability.

There’s a lot to know about Columbia Management

With $709.9 billion under management and a history that dates to the early 1900s, Columbia Management and its affiliates make up one of the nation’s largest and most experienced asset management companies.1 We offer a comprehensive array of investment solutions, including equity, fixed-income and cash strategies. Our diverse investment solutions and our focus on the needs of our clients make Columbia Management the advisor of choice for individual, institutional and high-net-worth investors.

Welcome to Columbia Management. Thank you for your business — we’re pleased to have you as a customer.

Sincerely,

Christopher L. Wilson

President, Excelsior Funds

2

About Christopher L. Wilson

Chris Wilson is head of mutual funds for Columbia Management, responsible for the day-to-day delivery of mutual fund products and services to the firm’s investors. With the exception of distribution, Mr. Wilson oversees all aspects of the mutual fund services operation including treasury, investment accounting, product development and shareholder and broker services. Mr. Wilson serves as Columbia Management’s chief liaison to the mutual fund boards of trustees. He joined Columbia Management in 2004 and has been a member of the investment community since 1980.

Columbia Management Group, LLC (“Columbia Management”) is the investment management arm of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

[1]

Columbia Management and its affiliates comprise the wealth and investment management division of Bank of America Corporation. As of September 30, 2007, Columbia Management and its affiliates managed assets of $709.9 billion. Columbia Management and its affiliates’ managed assets consist of assets under the discretionary management of the registered investment advisors, Columbia Management Advisors, LLC ($377.9 billion), Columbia Wanger Asset Management, L.P. ($38.5 billion) and Marsico Capital Management, LLC ($103.4 billion); U.S. Trust, Bank of America Private Wealth Management; Banc of America Investment Services, Inc.; Banc of America Investment Advisors, Inc.; Bank of America Capital Advisors, LLC; Premier Banking & Investments, and United States Trust, National Association, including its subsidiary, UST Advisers, Inc. ($116.5 billion).

3

Understanding Your Expenses — Blended Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,103.50	1,019.50	5.78	5.55	1.10

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Understanding Your Expenses — Energy and Natural Resources Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,183.70	1,019.60	5.90		5.45	1.08
Class A	1,000.00	1,000.00	996.70	1,017.55	0.12	*	7.52	1.49
Class C	1,000.00	1,000.00	996.70	1,013.80	0.18	*	11.28	2.24

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Understanding Your Expenses — Equity Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,063.30	1,019.50	5.67	5.55	1.10

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Understanding Your Expenses — Equity Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,121.60	1,019.75	5.57		5.30	1.05
Class A	1,000.00	1,000.00	1,001.30	1,019.20	0.10	*	5.86	1.16
Class C	1,000.00	1,000.00	1,001.30	1,015.45	0.16	*	9.62	1.91

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

7

Understanding Your Expenses — Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,146.20	1,019.05	6.38		6.01	1.19
Class A	1,000.00	1,000.00	997.50	1,017.90	0.12	*	7.16	1.42
Class C	1,000.00	1,000.00	997.50	1,014.15	0.18	*	10.93	2.17

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Understanding Your Expenses — Mid Cap Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,077.70	1,019.40	5.82	5.65	1.12
Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Understanding Your Expenses — Real Estate Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	917.50	1,018.75	5.99	6.31	1.25

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Understanding Your Expenses — Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,089.00	1,018.95	6.32		6.11	1.21
Class A	1,000.00	1,000.00	991.50	1,018.20	0.11	*	6.86	1.36
Class C	1,000.00	1,000.00	991.50	1,014.45	0.17	*	10.63	2.11

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

11

Understanding Your Expenses — Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,083.40	1,019.85	5.36		5.20	1.03
Class A	1,000.00	1,000.00	999.99	1,018.80	0.10	*	6.26	1.24
Class C	1,000.00	1,000.00	999.99	1,015.05	0.16	*	10.02	1.99

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

12

Understanding Your Expenses — Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,260.70	1,015.75	10.46		9.32	1.85
Class A	1,000.00	1,000.00	993.80	1,017.50	0.12	*	7.57	1.50
Class C	1,000.00	1,000.00	993.80	1,013.75	0.18	*	11.33	2.25

*	For the period September 28, 2007 through September 30, 2007. These fund classes commenced public offering of shares on October 1, 2007.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Understanding Your Expenses — International Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,092.70	1,017.50	7.85	7.57	1.50

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Understanding Your Expenses — Pacific/Asia Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,156.10	1,017.00	8.62	8.07	1.60

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Blended Equity Fund

Shares		Value

COMMON STOCKS — 96.21%
	CONSUMER DISCRETIONARY — 9.55%
74,000	BorgWarner, Inc.	$6,773,220
36,000	Dillard’s, Inc., Class A	785,880
98,800	eBay, Inc.(a)	3,855,176
1,155	Interpublic Group of Companies, Inc.(a)	11,989
130,000	John Wiley & Sons, Class A	5,840,900
118,000	Life Time Fitness, Inc.(a)	7,238,120
61,500	Sotheby’s Holdings, Inc., Class A	2,939,085
176,400	Target Corp.	11,213,748

		38,658,118

	CONSUMER STAPLES — 6.22%
88,200	Altria Group, Inc.	6,132,546
113,750	Anheuser-Busch Cos., Inc.	5,686,363
61,036	Kraft Foods, Inc., Class A	2,106,352
156,100	Wal-Mart Stores, Inc.	6,813,765
68,974	Wm. Wrigley Jr. Co., Class B	4,430,200

		25,169,226

	ENERGY — 11.26%
84,250	Apache Corp.	7,587,555
37,100	Chevron Corp.	3,471,818
117,800	Cimarex Energy Co.	4,388,050
478,201	El Paso Corp.	8,115,071
145,772	Exxon Mobil Corp.	13,492,656
13,200	Royal Dutch Shell PLC, ADR	1,084,776
78,500	Suncor Energy, Inc., ADR	7,442,585

		45,582,511

	FINANCIAL — 20.04%
236,022	Aegon N.V.	4,491,499
129,250	American Capital Strategies Ltd.	5,522,853
92,600	American Express Co.	5,497,662
56,591	American International Group, Inc.	3,828,381
18,520	Ameriprise Financial, Inc.	1,168,797
168,520	Bank of America Corp.(b)	8,471,500
62	Berkshire Hathaway, Inc., Class A(a)	7,347,620
198,500	Leucadia National Corp.	9,571,670
49,088	Mellon Financial Corp.	2,166,744
45,400	Merrill Lynch & Co., Inc.	3,236,112
88,750	NYSE Euronext	7,026,337
112,173	Progressive Corp.	2,177,278
93,000	RenaissanceRe Holdings Ltd.	6,083,130

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
213,100	State Street Corp.	$14,524,896

		81,114,479

	HEALTH CARE — 10.95%
180,800	Abbott Laboratories	9,694,496
22,100	Genzyme Corp. — General Division(a)	1,369,316
18,100	Hospira, Inc.(a)	750,245
181,061	Johnson & Johnson	11,895,708
98,500	Medtronic, Inc.	5,556,385
75,000	Novo-Nordisk A/S, ADR	9,078,000
97,058	Pfizer, Inc.	2,371,127
51,100	Schering-Plough Corp.	1,616,293
163,657	Senomyx, Inc.(a)	2,004,798

		44,336,368

	INDUSTRIALS — 13.12%
1,840,000	Bombardier, Inc., Class B(a)	10,932,891
115,000	Canadian National Railway Co.	6,555,000
51,100	Dover Corp.	2,603,545
86,000	Expeditors International of Washington, Inc.	4,067,800
261,869	General Electric Co.	10,841,377
2,200,000	Noble Group Ltd.	3,206,673
124,000	Quanta Services, Inc.(a)	3,279,800
118,000	Rolls-Royce Group PLC, ADR	6,301,200
96,858	Simpson Manufacturing Co., Inc.	3,084,927
59,100	Waste Management, Inc.	2,230,434

		53,103,647

	INFORMATION TECHNOLOGY — 11.34%
635,000	3com Corp.(a)	3,136,900
432,065	Cisco Systems, Inc.(a)	14,305,672
112,000	Microchip Technology, Inc.	4,067,840
316,700	Microsoft Corp.	9,329,982
154,400	National Instruments Corp.	5,300,552
141,200	NCR Corp.(a)	7,031,760
75,000	Nvidia Corp.(a)	2,718,000

		45,890,706

	MATERIALS — 5.90%
114,500	Aracruz Celulose SA, ADR	8,426,055
104,500	Bowater, Inc.	1,559,140
127,500	Nucor Corp.	7,582,425
70,750	Vulcan Materials Co.	6,307,363

		23,874,983

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Blended Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — 0.89%
107,500	St. Joe Co.	$3,613,075

		3,613,075

	UTILITIES — 6.94%
331,500	AES Corp.(a)	6,643,260
288,000	Sierra Pacific Resources	4,530,240
247,000	TXU Corp.	16,912,090

		28,085,590

	TOTAL COMMON STOCKS (Cost $192,976,491)	389,428,703

FOREIGN COMMON STOCKS — 3.43%
	BELGIUM — 0.69%
153,500	RHJ International(a)	2,787,664

		2,787,664

	GERMANY — 1.27%
80,000	Bayerische Motoren Werke AG	5,150,741

		5,150,741

	SINGAPORE — 1.47%
1,250,000	Olam International Ltd.	2,640,015
383,500	Singapore Exchange Ltd.	3,319,356

		5,959,371

	TOTAL FOREIGN COMMON STOCKS (Cost $10,989,717)	13,897,776

Principal Amount		Value

REPURCHASE AGREEMENT — 0.03%
$110,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Government Obligation maturing 08/15/22, market value $113,513 (repurchase proceeds $110,033)	$110,000

	TOTAL REPURCHASE AGREEMENT (Cost $110,000)	110,000

TOTAL INVESTMENTS (Cost $204,076,208)(c)	99.67%	$403,436,479
OTHER ASSETS IN EXCESS OF LIABILITIES	0.33	1,352,056

NET ASSETS	100.00%	$404,788,535

(a)	Non-income producing security.
(b)	Bank of America Corp. became an affiliate on July 1, 2007. Investments in affiliates during the six months ended September 30, 2007:

Security name:	Bank of America Corp.
Shares as of 03/31/07:	168,520
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/07	168,520
Net realized gain/loss	$—
Dividend income earned	$107,853
Value at end of period	$8,471,500

(c)	Cost for federal income tax purposes is $204,076,208.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Blended Equity Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	21.51	$87,221,499
Industrials	13.12	53,103,647
Information Technology	11.34	45,890,706
Energy	11.26	45,582,511
Health Care	10.95	44,336,368
Consumer Discretionary	10.82	43,808,859
Utilities	6.94	28,085,590
Consumer Staples	6.91	27,809,241
Materials	5.90	23,874,983
Real Estate	0.89	3,613,075
Repurchase Agreement	0.03	110,000

Total Investments	99.67	$403,436,479
Other Assets in Excess of Liabilities	0.33	1,352,056

Net Assets	100.00	$404,788,535

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Energy and Natural Resources Fund

Shares		Value

COMMON STOCKS — 95.19%
	ENERGY — 59.66%
300,000	Arch Coal, Inc.	$10,122,000
175,000	Arena Resources, Inc.(a)	11,462,500
150,000	Atwood Oceanics, Inc.(a)	11,484,000
162,740	BP PLC ADR	11,286,019
125,000	Chevron Corp.	11,697,500
150,000	ConocoPhillips	13,165,500
156,388	Devon Energy Corp.	13,011,482
100,000	Diamond Offshore Drilling, Inc.	11,329,000
850,000	El Paso Corp.	14,424,500
300,000	Exxon Mobil Corp.	27,768,000
4,000,000	Gasco Energy, Inc.(a)	7,400,000
160,000	GlobalSantaFe Corp.	12,163,200
150,000	Grant Prideco, Inc.(a)	8,178,000
500,000	Halliburton Co.	19,200,000
2,297,700	Kodiak Oil & Gas Corp. ADR(a)	7,582,410
325,000	Marathon Oil Corp.	18,531,500
100,000	National-Oilwell, Inc.(a)	14,450,000
500,000	Nova Biosource Fuels, Inc.(a)	1,405,000
600,000	Parallel Petroleum Corp.(a)	10,194,000
350,000	Plains Exploration & Production Co.(a)	15,477,000
300,000	Pride Intl Inc Del Com(a)	10,965,000
150,000	Quicksilver Resources, Inc.(a)	7,057,500
297,000	Range Resources Corp.	12,076,020
131,000	Schlumberger Ltd.	13,755,000
75,000	Smith International, Inc.	5,355,000
352,600	Southwestern Energy Co.(a)	14,756,310
162,800	Suncor Energy, Inc. ADR	15,435,068
200,000	Tenaris S.A. ADR	10,524,000
675,000	Teton Energy Corp.(a)	3,145,500
562,400	TETRA Technologies, Inc.(a)	11,889,136
225,000	Total S.A. ADR	18,231,750
175,000	Transocean Sedco Forex, Inc.(a)	19,783,750
163,400	Ultra Petroleum Corp.(a)	10,137,336
400,000	VeraSun Energy Corp.(a)	4,400,000
266,666	XTO Energy, Inc.	16,490,625

		424,333,606

	INDUSTRIALS — 10.50%
19,900	Aegean Marine Petroleum Network, Inc.	721,574
100,000	Deere & Co.	14,842,000
107,200	Dryships, Inc.	9,739,120
34,300	Excel Maritime Carriers Ltd.	1,913,940
375,000	Genco Shipping & Trading Ltd.	24,573,750
425,000	General Electric Co.	17,595,000
100,000	Granite Construction, Inc.	5,302,000

		74,687,384

Shares		Value

COMMON STOCKS — (continued)
	MATERIALS — 17.51%
50,000	Allegheny Technologies, Inc.	$5,497,500
200,800	Aracruz Cellulose S.A. ADR	14,776,872
580,000	Claymont Steel Holdings, Inc.(a)	11,745,000
400,000	Companhia Vale do Rio Doce ADR	13,572,000
86,496	Freeport-McMoRan Copper & Gold, Inc. ADR	9,072,565
600,000	Goldcorp, Inc.	18,336,000
600,000	HudBay Minerals, Inc. ADR(a)	15,540,000
356,500	Ivanhoe Mines Ltd.(a)	4,652,325
600,000	Kinross Gold Corp.(a)	8,988,000
65,000	Rio Tinto PLC ADR	22,321,000

		124,501,262

	UTILITIES — 7.52%
550,000	Aqua America, Inc.	12,474,000
186,500	Calpine Corp.(a)	279,750
125,000	Entergy Corp.	13,536,250
225,000	FPL Group, Inc.	13,698,000
397,000	Williams Cos., Inc.	13,521,820

		53,509,820

	TOTAL COMMON STOCKS (Cost $588,453,136)	677,032,072

Principal Amount
REPURCHASE AGREEMENT — 7.40%
$52,642,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $53,697,938 (repurchase proceeds $52,658,012)	52,642,000

	TOTAL REPURCHASE AGREEMENT (Cost $52,642,000)	52,642,000

TOTAL INVESTMENTS (Cost $641,095,136)(b)	102.59%	$729,674,072
OTHER LIABILITIES IN EXCESS OF ASSETS	(2.59)	(18,413,361)

NET ASSETS	100.00%	$711,260,711

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Energy and Natural Resources Fund — (continued)

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $641,095,136.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Energy	59.66	$424,333,606
Materials	17.51	124,501,262
Industrials	10.50	74,687,384
Utilities	7.52	53,509,820
Repurchase Agreement	7.40	52,642,000

Total Investments	102.59	$729,674,072
Other Liabilities in Excess of Assets	(2.59)	(18,413,361)

Net Assets	100.00	$711,260,711

See Notes to Financial Statements.

20

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Income Fund

Shares		Value

COMMON STOCKS — 93.00%
	CONSUMER DISCRETIONARY — 6.78%
105,000	CBS Corp., Class B	$3,307,500
100,000	Circuit City Stores, Inc.	791,000
90,000	Home Depot, Inc.	2,919,600
225,000	Newell Rubbermaid, Inc.	6,484,500
135,000	Time Warner, Inc.	2,478,600

		15,981,200

	CONSUMER STAPLES — 7.38%
70,000	Altria Group, Inc.	4,867,100
60,000	H.J. Heinz Co.	2,772,000
50,000	Kimberly-Clark Corp.	3,513,000
160,000	SUPERVALU, Inc.	6,241,600

		17,393,700

	ENERGY — 10.25%
65,000	BP PLC ADR	4,507,750
85,000	Chevron Corp.	7,954,300
195,000	Halliburton Co.	7,488,000
135,000	Penn West Energy Trust	4,194,450

		24,144,500

	FINANCIAL — 18.46%
285,000	Arthur J. Gallagher & Co.	8,256,450
185,000	Bank of New York Mellon Corp.	8,165,900
113,000	Citigroup, Inc.	5,273,710
105,000	Freddie Mac	6,196,050
75,000	Morgan Stanley	4,725,000
90,000	RenaissanceRe Holdings Ltd.	5,886,900
153,000	U.S. BanCorp.	4,977,090

		43,481,100

	HEALTH CARE — 5.94%
70,000	Eli Lilly & Co.	3,985,100
75,000	Medtronic, Inc.	4,230,750
105,000	Novartis AG ADR	5,770,800

		13,986,650

	INDUSTRIALS — 12.70%
160,000	Dover Corp.	8,152,000
195,000	General Electric Co.	8,073,000
125,000	Honeywell International, Inc.	7,433,750
60,000	Hubbell, Inc., Class B	3,427,200
75,000	Waste Management, Inc.	2,830,500

		29,916,450

	INFORMATION TECHNOLOGY — 11.83%
225,000	Electronic Data Systems Corp.	4,914,000
145,000	Linear Technology Corp.	5,073,550

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
210,000	Microsoft Corp.	$6,186,600
150,000	Nokia Oyj ADR	5,689,500
230,000	Xilinx, Inc.	6,012,200

		27,875,850

	MATERIALS — 14.01%
280,000	Domtar Corp.(a)	2,296,000
67,000	Eastman Chemical Co.	4,470,910
235,000	Packaging Corp. of America	6,831,450
45,000	Pope Resources Ltd.	1,907,550
32,000	Rayonier, Inc.	1,537,280
395,000	RPM, Inc.	9,460,250
90,000	Weyerhaeuser Co.	6,507,000

		33,010,440

	TELECOMMUNICATION SERVICES — 5.65%
147,000	AT&T, Inc.	6,219,570
160,000	Verizon Communications, Inc.	7,084,800

		13,304,370

	TOTAL COMMON STOCKS (Cost $173,037,098)	219,094,260

FOREIGN COMMON STOCKS — 3.02%
	UNITED KINGDOM — 3.02%
460,000	Pearson PLC	7,118,102

	TOTAL FOREIGN COMMON STOCKS (Cost $5,471,204)	7,118,102

CONVERTIBLE PREFERRED STOCKS — 1.68%
	CONSUMER DISCRETIONARY — 1.68%
66,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,491,500
60,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	1,469,400

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,098,578)	3,960,900

TOTAL INVESTMENTS (Cost $181,606,880)(b)	97.70%	$230,173,262
OTHER ASSETS IN EXCESS OF LIABILITIES	2.30	5,422,787

NET ASSETS	100.00%	$235,596,049

See Notes to Financial Statements.

21

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Income Fund — (continued)

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $181,606,880.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

For the six months ended September 30, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	—	—
Options written	(500)	$98,498
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	500	(98,498)

Options outstanding at September 30, 2007	—	—

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	18.46	$43,481,100
Materials	14.01	33,010,440
Industrials	12.70	29,916,450
Information Technology	11.83	27,875,850
Consumer Discretionary	11.48	27,060,202
Energy	10.25	24,144,500
Consumer Staples	7.38	17,393,700
Health Care	5.94	13,986,650
Telecommunication Services	5.65	13,304,370

Total Investments	97.70	$230,173,262
Other Assets in Excess of Liabilities	2.30	5,422,787

Net Assets	100.00	$235,596,049

See Notes to Financial Statements.

22

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 88.28%
	CONSUMER DISCRETIONARY — 9.64%
128,250	BorgWarner, Inc.	$11,738,722
188,500	Dillard’s, Inc., Class A	4,114,955
145,000	John Wiley & Sons, Class A	6,514,850
180,200	Life Time Fitness, Inc.(a)	11,053,468
127,400	Sotheby’s Holdings, Inc., Class A	6,088,446

		39,510,441

	CONSUMER STAPLES — 3.71%
166,400	Anheuser-Busch Cos., Inc.	8,318,336
106,900	Wm. Wrigley Jr. Co.	6,866,187

		15,184,523

	ENERGY — 10.38%
96,300	Apache Corp.	8,672,778
187,000	Cimarex Energy Co.	6,965,750
616,000	El Paso Corp.	10,453,520
86,000	Exxon Mobil Corp.	7,960,160
89,400	Suncor Energy, Inc., ADR	8,476,014

		42,528,222

	FINANCIAL — 15.65%
184,897	Aegon N.V.	3,518,590
201,900	American Capital Strategies Ltd.	8,627,187
97	Berkshire Hathaway, Inc., Class A(a)	11,495,470
307,200	Leucadia National Corp.	14,813,184
142,500	NYSE Euronext	11,281,725
292,000	Progressive Corp.	5,667,720
133,000	RenaissanceRe Holdings Ltd.	8,699,530

		64,103,406

	HEALTH CARE — 7.29%
115,000	Johnson & Johnson	7,555,500
113,000	Medtronic, Inc.	6,374,330
101,900	Novo-Nordisk A/S, ADR	12,333,976
294,000	Senomyx, Inc.(a)	3,601,500

		29,865,306

	INDUSTRIALS — 18.75%
3,222,000	Bombardier, Inc., Class B(a)(b)	19,144,443
141,000	Canadian National Railway Co.	8,037,000
171,000	Expeditors International of Washington,, Inc.	8,088,300
181,500	General Electric Co.	7,514,100

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
80,300	Granite Construction, Inc.	$4,257,506
454,600	Quanta Services, Inc.(a)	12,024,170
213,200	Rolls-Royce Group PLC, ADR	11,384,880
200,000	Simpson Manufacturing Co., Inc.	6,370,000

		76,820,399

	INFORMATION TECHNOLOGY — 4.47%
1,180,000	3com Corp.(a)	5,829,200
162,300	Microchip Technology, Inc.	5,894,736
192,500	National Instruments Corp.	6,608,525

		18,332,461

	MATERIALS — 12.98%
130,000	Aracruz Celulose SA, ADR	9,566,700
242,000	Bowater, Inc.	3,610,640
221,000	Monsanto Co.	18,948,540
166,600	Nucor Corp.	9,907,702
124,900	Vulcan Materials Co.	11,134,836

		53,168,418

	REAL ESTATE — 0.99%
121,000	St. Joe Co.	4,066,810

	UTILITIES — 4.42%
542,000	AES Corp.(a)	10,861,680
461,000	Sierra Pacific Resources	7,251,530

		18,113,210

	TOTAL COMMON STOCKS (Cost $289,235,618)	361,693,196

FOREIGN COMMON STOCKS — 9.10%
	BELGIUM — 1.43%
323,000	RHJ International(a)	5,865,899

	GERMANY — 1.34%
85,200	Bayerische Motoren Werke AG	5,485,539

	SINGAPORE — 6.33%
6,097,000	Noble Group Ltd.	8,886,856
3,143,000	Olam International Ltd.	6,638,054
1,203,385	Singapore Exchange Ltd.	10,415,811

		25,940,721

	TOTAL FOREIGN COMMON STOCKS (Cost $22,615,223)	37,292,159

See Notes to Financial Statements.

23

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.52%
$6,231,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $6,358,500 (repurchase proceeds $6,232,895)	$6,231,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,231,000)	6,231,000

TOTAL INVESTMENTS (Cost $318,081,841)(c)	98.90%	$405,216,355
OTHER ASSETS IN EXCESS OF LIABILITIES	1.10	4,520,017

NET ASSETS	100.00%	$409,736,372

(a)	Non-income producing security.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)	Cost for federal income tax purposes is $318,081,841.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Industrials	20.92	$85,707,255
Financial	19.62	80,385,116
Materials	12.98	53,168,418
Consumer Discretionary	10.98	44,995,980
Energy	10.38	42,528,222
Health Care	7.29	29,865,306
Consumer Staples	5.33	21,822,577
Information Technology	4.47	18,332,461
Utilities	4.42	18,113,210
Repurchase Agreement	1.52	6,231,000
Real Estate	0.99	4,066,810

Total Investments	98.90	$405,216,355
Other Assets in Excess of Liabilities	1.10	4,520,017

Net Assets	100.00	$409,736,372

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.18%
	CONSUMER DISCRETIONARY — 14.13%
476,700	Coach, Inc.(a)	$22,533,609
658,114	eBay, Inc.(a)	25,679,608
191,212	Las Vegas Sands Corp.(a)	25,511,505
663,300	Lowe’s Companies, Inc.	18,585,666
1,201,000	Starbucks Corp.(a)	31,466,200

		123,776,588

	FINANCIAL — 6.95%
64,800	Chicago Mercantile Exchange	38,060,280
368,300	Lehman Brothers Holdings, Inc.	22,735,159

		60,795,439

	HEALTH CARE — 29.69%
195,155	Alcon, Inc.	28,086,707
546,400	Allergan, Inc.	35,226,408
523,100	Celgene Corp.(a)	37,302,261
364,900	Covance, Inc.(a)	28,425,710
473,296	Genentech, Inc.(a)	36,926,554
892,316	Gilead Sciences, Inc.(a)	36,468,955
111,637	Intuitive Surgical, Inc.(a)	25,676,510
394,512	Zimmer Holdings, Inc.(a)	31,951,527

		260,064,632

	INDUSTRIALS — 6.03%
510,000	Expeditors International of Washington, Inc.	24,123,000
243,694	First Solar, Inc.(a)	28,692,532

		52,815,532

	INFORMATION TECHNOLOGY — 38.17%
572,500	Adobe Systems, Inc.(a)	24,995,350
1,240,400	Akamai Technologies, Inc.(a)	35,636,692
227,800	Apple Computer, Inc.(a)	34,976,412
820,587	Broadcom Corp., Class A(a)	29,902,190
1,083,500	Corning, Inc.	26,708,275
431,815	Electronic Arts, Inc.(a)	24,177,322
60,538	Google, Inc., Class A(a)	34,341,391
513,306	Infosys Technologies Ltd., ADR	24,838,878
809,100	Qualcomm, Inc.	34,192,566
278,183	Research In Motion Ltd.(a)	27,414,935
436,625	VMware, Inc., Class A(a)	37,113,125

		334,297,136

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.21%
575,900	America Movil S.A. de C.V., Series Lg, ADR	$36,857,600

	TOTAL COMMON STOCKS (Cost $662,920,678)	868,606,927

Principal Amount
REPURCHASE AGREEMENT — 1.53%
$13,397,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $13,668,313 (repurchase proceeds $13,401,075)	13,397,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,397,000)	13,397,000

TOTAL INVESTMENTS (Cost $676,317,678)(b)	100.71%	$882,003,927
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.71)	(6,198,688)

NET ASSETS	100.00%	$875,805,239

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $676,317,678.

ADR—American Depository Receipt

Ltd. —Limited

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Information Technology	38.17	$334,297,136
Health Care	29.69	260,064,632
Consumer Discretionary	14.13	123,776,588
Financial	6.95	60,795,439
Industrials	6.03	52,815,532
Telecommunication Services	4.21	36,857,600
Repurchase Agreement	1.53	13,397,000

Total Investments	100.71	$882,003,927
Other Liabilities in Excess of Assets	(0.71)	(6,198,688)

Net Assets	100.00	$875,805,239

See Notes to Financial Statements.

26

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 98.00%
	CONSUMER DISCRETIONARY — 22.87%
39,400	Autozone, Inc.(a)	$4,575,913
91,000	Black & Decker Corp.	7,580,299
112,900	Centex Corp.	2,999,753
360,000	Constellation Brands, Inc.(a)	8,715,600
185,000	EchoStar Communications, Inc.(a)	8,659,851
160,000	Limited Brands	3,662,400
323,200	Onex Corp.	11,876,499
167,700	Sherwin-Williams Co.	11,019,567
378,200	Tempur-Pedic International, Inc.	13,520,649
295,000	TJX Cos., Inc.	8,575,650

		81,186,181

	CONSUMER STAPLES — 1.66%
230,000	Dean Foods Co.	5,883,400

	ENERGY — 11.78%
86,000	Cimarex Energy Co.	3,203,500
133,300	Devon Energy Corp.	11,090,560
349,800	El Paso Corp.	5,936,106
260,000	Noble Corp.	12,753,000
137,800	Occidental Petroleum Corp.	8,830,227

		41,813,393

	FINANCIAL — 21.03%
94,000	Ace Ltd.	5,693,580
260,000	CIT Group, Inc.	10,452,000
470,000	E*TRADE Group, Inc.(a)	6,138,200
245,000	First Marblehead Corp.	9,292,850
141,600	Lehman Brothers Holding, Inc.	8,740,967
160,000	Leucadia National Corp.	7,715,200
61,400	Mastercard, Inc., Class A	9,085,358
150,000	Progressive Corp.	2,911,500
83,000	RenaissanceRe Holdings Ltd.	5,429,029
310,000	W.R. Berkley Corp.	9,185,300

		74,643,984

	HEALTH CARE — 3.68%
176,700	Shire Pharmaceuticals PLC ADR	13,072,266

	INDUSTRIALS — 20.31%
130,000	Autoliv, Inc.	7,767,500
193,000	Brink’s Co.	10,784,840
247,000	Empresa Brasileira de Aeronautica S.A. ADR	10,848,240
150,000	Kennametal, Inc.	12,597,000

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
22,900	Lincoln Electric Holdings, Inc.	$1,777,269
172,000	Mueller Industries, Inc.	6,216,080
185,000	Oshkosh Truck Corp.	11,464,450
330,300	United Rentals, Inc.(a)	10,625,751

		72,081,130

	INFORMATION TECHNOLOGY — 4.47%
130,000	Electronic Data Systems Corp.	2,839,200
225,000	Harris Corp.	13,002,748

		15,841,948

	MATERIALS — 7.91%
210,700	Aracruz Cellulose S.A. ADR	15,505,417
129,700	Cabot Microelectronics Corp.(a)	5,544,675
380,000	Sterlite Industries (India) Ltd. ADS(a)	7,030,000

		28,080,092

	REAL ESTATE — 0.98%
103,800	St. Joe Co.	3,488,719

	UTILITIES — 3.31%
345,000	Williams Cos., Inc.	11,750,700

	TOTAL COMMON STOCKS (Cost $214,592,502)	347,841,813

FOREIGN COMMON STOCKS — 2.00%
	NETHERLANDS — 2.00%
79,500	Hunter Douglas NV	7,114,787

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,114,787

TOTAL INVESTMENTS (Cost $217,518,740)(b)	100.00%	$354,956,600
OTHER LIABILITIES IN EXCESS OF ASSETS	0.00 *	(15,811)

NET ASSETS	100.00%	$354,940,789

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $217,518,740.
*	Rounds to less than 0.01%.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets		Value
Consumer Discretionary	24.87		$88,300,968
Financial	21.03		74,643,984
Industrials	20.31		72,081,130
Energy	11.78		41,813,393
Materials	7.91		28,080,092
Information Technology	4.47		15,841,948
Health Care	3.68		13,072,266
Utilities	3.31		11,750,700
Consumer Staples	1.66		5,883,400
Real Estate	0.98		3,488,719

Total Investments	100.00		$354,956,600
Other Liabilities in Excess of Assets	0.00	*	(15,811)

Net Assets	100.00		$354,940,789

*	Rounds to less than 0.01%.

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Real Estate Fund

Shares		Value

COMMON STOCKS — 94.60%
	CONSUMER DISCRETIONARY — 4.99%
32,891	Gaylord Entertainment Co.(a)	$1,750,459
45,000	Starwood Hotels & Resorts Worldwide, Inc.	2,733,750

		4,484,209

	FINANCIAL — 2.19%
57,998	iStar Financial, Inc.	1,971,352

		1,971,352

	HEALTH CARE — 0.96%
21,698	Brookdale Senior Living, Inc.	863,797

		863,797

	INDUSTRIALS — 0.56%
10,073	Alexander & Baldwin, Inc.	504,960

		504,960

	REAL ESTATE — 85.90%
48,426	Alexandria Real Estate Equities, Inc.	4,661,487
63,387	American Campus Communities, Inc.	1,856,605
88,087	Apartment Investment & Management Co., Class A	3,975,366
28,784	AvalonBay Communities, Inc.	3,398,239
105,667	Corporate Office Properties Trust	4,398,917
68,863	Developers Diversified Realty Corp.	3,847,376
35,000	Digital Realty Trust, Inc.	1,378,650
75,000	Douglas Emmett, Inc.	1,854,750
25,636	Essex Property Trust, Inc.	3,014,024
109,190	Extra Space Storage, Inc.	1,680,434
10,000	Federal Realty Investment Trust	886,000
75,000	Health Care REIT, Inc.	3,318,000
5,000	Host Hotels & Resorts, Inc.	112,200
105,800	Kimco Realty Corp.	4,783,218
130,000	Kite Realty Group Trust	2,444,000
54,694	LaSalle Hotel Properties	2,301,524
85,491	Lexington Realty Trust	1,710,675
28,368	Macerich Co.	2,484,469
74,783	Mid-America Apartment Communities, Inc.	3,727,933
71,243	Plum Creek Timber Co., Inc.	3,188,837
20,473	Potlatch Corp.	921,899
94,497	Prologis	6,269,876

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
40,000	Public Storage, Inc.	$3,146,000
67,321	Simon Property Group, Inc.	6,732,100
19,225	SL Green Realty Corp.	2,244,903
77,332	Sun Communities, Inc.	2,326,147
10,000	Taubman Centers, Inc.	547,500

		77,211,129

	TOTAL COMMON STOCKS (Cost $70,195,999)	85,035,447

Principal Amount
REPURCHASE AGREEMENT — 4.62%
$4,155,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Government Obligation maturing 05/15/07, market value $4,242,375 (repurchase proceeds $4,156,264)	4,155,000

	TOTAL REPURCHASE AGREEMENT (Cost $4,155,000)	4,155,000

TOTAL INVESTMENTS (Cost $74,350,999)(b)	99.22%	$89,190,447
OTHER ASSETS IN EXCESS OF LIABILITIES	0.78	701,657

NET ASSETS	100.00%	$89,892,104

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $74,350,999.

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

29

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Real Estate Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Real Estate	85.90	$77,211,129
Consumer Discretionary	4.99	4,484,209
Repurchase Agreement	4.62	4,155,000
Financial	2.19	1,971,352
Health Care	0.96	863,797
Industrials	0.56	504,960

Total Investments	99.22	$89,190,447
Other Assets in Excess of Liabilities	0.78	701,657

Net Assets	100.00	$89,892,104

See Notes to Financial Statements.

30

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.08%
	CONSUMER DISCRETIONARY — 12.83%
1,000,000	Cabelas, Inc.(a)	$23,650,000
300,000	Columbia Sportswear Co.	16,593,000
200,000	iRobot Corp.(a)	3,976,000
460,000	Modine Manufacturing Co.	12,245,200
780,000	Nautilus, Inc.	6,216,600
200,000	Sotheby’s Holdings, Inc., Class A	9,558,000
660,000	Talbots, Inc.	11,880,000
400,000	Thor Industries, Inc.	17,996,000
200,000	Urban Outfitters, Inc.(a)	4,360,000

		106,474,800

	ENERGY — 4.60%
600,000	Helix Energy Solutions Group, Inc.(a)	25,476,000
600,000	TETRA Technologies, Inc.(a)	12,684,000

		38,160,000

	FINANCIAL — 11.75%
380,000	GFI Group, Inc.(a)	32,725,600
350,000	Greenhill & Co., Inc.	21,367,500
360,000	Jefferies Group, Inc.	10,018,800
640,000	Philadelphia Consolidated Holdings Corp.(a)	26,457,600
300,000	Radian Group, Inc.	6,984,000

		97,553,500

	HEALTH CARE — 5.38%
40,000	Kensey Nash Corp.(a)	1,044,400
600,000	Molina Healthcare, Inc.(a)	21,762,000
880,000	Orthovita, Inc.(a)	2,666,400
660,000	Pharmanet Development Group, Inc.(a)	19,159,800

		44,632,600

	INDUSTRIALS — 29.26%
150,000	EDO Corp.	8,401,500
480,000	FLIR Systems, Inc.(a)	26,587,200
620,000	FTI Consulting, Inc.(a)	31,192,200
740,000	Hewitt Associates, Inc., Class A(a)	25,937,000
1,000,000	Innovative Solutions & Support, Inc.(a)	18,970,000
660,000	Kansas City Southern(a)	21,232,200

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
1,240,000	MPS Group, Inc.(a)	$13,826,000
800,000	Quanta Services, Inc.(a)	21,160,000
500,000	Shaw Group, Inc.(a)	29,050,000
740,000	Simpson Manufacturing Co., Inc.	23,569,000
280,000	Triumph Group, Inc.	22,878,800

		242,803,900

	INFORMATION TECHNOLOGY — 29.57%
300,000	CACI International, Inc., Class A(a)	15,327,000
480,000	CommScope, Inc.(a)	24,115,200
720,000	Forrester Research, Inc.(a)	16,970,400
320,000	Hutchinson Technology, Inc.(a)	7,872,000
2,200,000	Kulicke & Soffa Industries, Inc.(a)	18,656,000
900,000	Manhattan Associates, Inc.(a)	24,669,000
1,400,000	Palm, Inc.(a)	22,778,000
840,000	Plantronics, Inc.	23,982,000
500,000	Power Integrations(a)	14,855,000
400,000	Rogers Corp.(a)	16,476,000
1,000,000	Secure Computing Corp.(a)	9,730,000
900,000	Technitrol, Inc.	24,255,000
480,000	Varian Semiconductor Equipment Associates, Inc.(a)	25,689,600

		245,375,200

	MATERIALS — 1.75%
340,000	Cabot Microelectronics Corp.(a)	14,535,000

	REAL ESTATE — 1.30%
320,000	St. Joe Co.	10,755,200

	UTILITIES — 1.64%
600,000	Aqua America, Inc.	13,608,000

	TOTAL COMMON STOCKS (Cost $586,014,469)	813,898,200

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Small Cap Fund — (continued)

Principal Amount		Value
	REPURCHASE AGREEMENT — 0.27%
$2,218,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $2,264,488 (repurchase proceeds $2,218,675)	$2,218,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,218,000)	2,218,000

TOTAL INVESTMENTS (Cost $588,232,469)(b)	98.35%	$816,116,200
OTHER ASSETS IN EXCESS OF LIABILITIES	1.65	13,737,915

NET ASSETS	100.00%	$829,854,115

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $588,232,469.

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Information Technology	29.57	$245,375,200
Industrials	29.26	242,803,900
Consumer Discretionary	12.83	106,474,800
Financial	11.75	97,553,500
Health Care	5.38	44,632,600
Energy	4.60	38,160,000
Materials	1.75	14,535,000
Utilities	1.64	13,608,000
Real Estate	1.30	10,755,200
Repurchase Agreement	0.27	2,218,000

Total Investments	98.35	$816,116,200
Other Assets in Excess of Liabilities	1.65	13,737,915

Net Assets	100.00	$829,854,115

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.57%
	CONSUMER DISCRETIONARY — 10.36%
2,625,000	Black & Decker Corp.	$218,662,500
2,850,000	CBS Corp., Class B	89,775,000
3,500,000	Centex Corp.	92,995,000
1,800,000	EchoStar Communications, Inc.(a)	84,258,000
1,000,000	Harman International Industries, Inc.	86,520,000
1,350,000	J.C. Penney Co., Inc.	85,549,500
3,200,000	Leggett & Platt, Inc.	61,312,000
3,000,000	Newell Rubbermaid, Inc.	86,460,000
3,300,000	TJX Cos., Inc.	95,931,000
2,700,000	Zale Corp.(a)	62,478,000

		963,941,000

	CONSUMER STAPLES — 3.94%
2,550,000	Avon Products, Inc.	95,701,500
1,000,000	ConAgra Foods, Inc.	26,130,000
2,500,000	Dean Foods Co.	63,950,000
2,200,000	Loews Corp. — Carolina Group	180,906,000

		366,687,500

	ENERGY — 19.49%
2,400,000	Anadarko Petroleum Corp.	129,000,000
2,900,000	ConocoPhillips	254,533,000
4,600,000	CONSOL Energy, Inc.	214,360,000
2,600,000	Devon Energy Corp.	216,320,000
6,100,000	El Paso Corp.	103,517,000
3,850,000	Hercules Offshore, Inc.(a)	100,523,500
1,500,000	Murphy Oil Corp.	104,835,000
2,150,000	Noble Energy, Inc.	150,586,000
4,000,000	Petrobras ADR	302,000,000
4,300,000	PetroHawk Energy Corp.(a)	70,606,000
944,900	Pinnacle Gas Resources, Inc.(a)(b)	4,422,132
2,900,000	Rossetta Resources, Inc.(a)(b)	53,186,000
2,000,000	Spectra Energy Corp.	48,960,000
2,500,000	W&T Offshore, Inc.	60,950,000

		1,813,798,632

	FINANCIAL — 21.53%
2,800,000	Ace Ltd.	169,596,000
3,300,000	AerCap Holdings NV ADR(a)	82,137,000
1,400,000	Ambac Financial Group, Inc.	88,074,000
3,300,000	Apollo Investment Corp.(c)	68,640,000

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
1,500,000	Capital One Financial Corp.	$99,645,000
2,711,260	CastlePoint Holdings Ltd.	31,179,490
2,200,000	CIT Group, Inc.	88,440,000
2,600,000	Citigroup, Inc.	121,342,005
1,050,000	Discover Financial Services	21,840,000
1,300,000	Freddie Mac	76,713,000
1,800,000	Genworth Financial, Inc.	55,314,000
4,100,000	Invesco PLC ADR	111,930,000
6,188,900	JHFS Participacoes S.A. ADR(a)(b)	32,861,821
2,350,000	JP Morgan Chase & Co.	107,677,000
2,050,000	Lehman Brothers Holdings, Inc.	126,546,500
2,850,000	Loews Corp.	137,797,500
2,961,200	MCG Capital Corp.	42,611,668
1,950,000	MetLife, Inc.	135,973,500
2,350,000	Morgan Stanley	148,050,000
2,300,000	People’s United Financial, Inc.	39,744,000
1,450,000	PNC Financial Services Group, Inc.	98,745,000
4,265,364	Primus Guaranty Ltd.(a)	44,871,629
2,100,000	Washington Mutual, Inc.	74,151,000

		2,003,880,113

	HEALTH CARE — 3.14%
1,900,000	AmerisourceBergen Corp.	86,127,000
2,031,818	Baxter International, Inc.	114,350,717
2,000,000	Bristol-Myers Squibb Co.	57,640,000
825,000	Covidien Ltd.	34,237,493

		292,355,210

	INDUSTRIALS — 13.44%
708,544	Aecom Technology Corp.(a)	24,749,442
2,900,000	AGCO Corp.(a)	147,233,000
1,050,181	Arlington Tankers	25,865,958
2,200,000	Copa Holdings S.A., Class A	88,110,000
2,750,000	Empresa Brasileira de Aeronautica S.A. ADR	120,780,000
3,650,000	Gol Linhas Aereas Inteligentes S.A. ADR	87,600,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	19,930,000
1,100,000	Rockwell Automation, Inc.	76,461,000
3,300,000	RSC Holdings, Inc.(a)	54,120,000

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
2,000,000	Ryder Systems, Inc.	$98,000,000
825,000	Tyco International Ltd.	36,580,492
1,750,000	Union Pacific Corp.	197,855,000
4,250,000	United Rentals, Inc.(a)	136,722,500
1,700,000	United Technologies Corp.	136,816,000

		1,250,823,392

	INFORMATION TECHNOLOGY — 6.16%
4,300,000	Harris Corp.	248,497,000
975,000	International Business Machines Corp.	114,855,000
3,850,000	Nokia Oyj ADR	146,030,500
1,200,000	Plantronics, Inc.	34,260,000
825,000	Tyco Electronics Ltd.	29,229,744

		572,872,244

	MATERIALS — 11.42%
3,650,000	Alpha Natural Resources, Inc.(a)	84,789,500
4,050,000	Celanese Corp., Class A	157,869,000
1,300,000	Eagle Materials, Inc.	46,462,000
1,625,000	Foundation Coal Holdings, Inc.	63,700,000
1,000,000	Freeport-McMoRan Copper & Gold, Inc. ADR	104,890,000
1,485,000	Horsehead Holding Corp.(a)(b)	33,293,700
1,461,198	International Coal Group, Inc.(a)	6,487,719
1,550,000	PPG Industries, Inc.	117,102,500
1,700,000	Schnitzer Steel Industries, Inc.	124,593,000
4,200,000	Smurfit-Stone Container Corp.(a)	49,056,000
1,800,000	Southern Copper Corp.	222,894,000
2,250,000	Sterlite Industries (India) Ltd. ADS(a)	41,625,000
1,084,319	Tronox, Inc.	10,084,167

		1,062,846,586

	REAL ESTATE — 1.87%
4,120,000	Diamondrock Hospitality Co.(b)	71,729,200
1,000,000	FBR Capital Markets Corp.(a)(b)	12,880,000
2,450,000	Host Marriot Corp.	54,978,000
3,000,000	Peoples Choice Financial Corp.(a)(b)(d)(e)	0

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
489,579	Ventas, Inc.	$20,268,570
2,140,500	Vintage Wine Trust, Inc.(b)	13,913,250

		173,769,020

	TELECOMMUNICATION SERVICES — 4.22%
5,225,000	America Movil S.A. de C.V., Series L ADR(f)	334,400,000
1,842,000	Datapath, Inc.(a)(b)	9,210,000
3,500,000	Windstream Corp.	49,420,000

		393,030,000

	TOTAL COMMON STOCKS (Cost $5,752,339,067)	8,894,003,697

FOREIGN COMMON STOCKS — 3.63%
	BRAZIL — 0.03%
500,000	JHSF Participacoes S.A.(a)	2,665,030

	GERMANY — 0.87%
1,700,000	Lanxess AG	80,619,189

	ITALY — 0.60%
5,000,000	Enel S.p.A.	56,422,485

	MEXICO — 0.85%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	78,949,293

	SWITZERLAND — 1.28%
1,350,000	Petroplus Holdings AG(a)	119,351,404

	TOTAL FOREIGN COMMON STOCKS (Cost $238,048,710)	338,007,401

CONVERTIBLE PREFERRED STOCKS — 0.27%
	MATERIALS — 0.27%
500,000	Celanese Corp., Preferred Exchange, 4.25%	25,070,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,789,117)	25,070,000

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.74%
$68,863,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $70,242,188 (repurchase proceeds $68,883,946)	$68,863,000

	TOTAL REPURCHASE AGREEMENT (Cost $68,863,000)	68,863,000

TOTAL INVESTMENTS (Cost $6,071,039,894)(g)	100.21%	$9,325,944,098
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.21)	(19,894,286)

NET ASSETS	100.00%	$9,306,049,812

At September 30, 2007 the Fund had entered into the following written option contracts:

Contracts		Value

CALL OPTIONS WRITTEN:
(5,400)	America Movil S.A. de C.V., Expires 11/17/07 strike price 60 (Premiums received $2,113,212)	$(3,186,000)

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $231,496,103, which represents 2.49% of net assets.
(c)	Closed-end Management Investment Company.
(d)	Security has no value.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Directors.
(f)	All or a portion of this security is pledged as collateral for written option contracts.
(g)	Cost for federal income tax purposes is $6,071,039,894.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

For the six months ended September 30, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	(23,000)	$6,678,258
Options written	(22,400)	9,630,069
Options terminated in closing purchase transactions	28,183	(9,791,478)
Options exercised	6,817	(3,909,273)
Options expired	5,000	(494,364)

Options outstanding at September 30, 2007	(5,400)	$2,113,212

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	21.56	$2,006,545,143
Energy	20.77	1,933,150,036
Industrials	14.31	1,331,442,581
Materials	12.54	1,166,865,879
Consumer Discretionary	10.36	963,941,000
Information Technology	6.16	572,872,244
Consumer Staples	4.54	423,109,985
Telecommunication Services	4.22	393,030,000
Health Care	3.14	292,355,210
Real Estate	1.87	173,769,020
Repurchase Agreement	0.74	68,863,000

Total Investments	100.21	$9,325,944,098
Other Liabilities in Excess of Assets	(0.21)	(19,894,286)

Net Assets	100.00	$9,306,049,812

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 91.84%
	ARGENTINA — 1.66%
931,800	Telecom Argentina SA, ADR(a)	$22,875,690

	BRAZIL — 7.46%
862,800	Companhia Vale do Rio Doce SA	29,160,098
516,832	Diagnosticos da America SA	11,842,304
210,000	Gafisa SA, ADR(a)	7,085,400
398,800	Gol Linhas Aereas Inteligentes SA, ADR	9,571,200
1,467,400	Industrias Romi SA	16,915,528
215,400	Uniao de Bancos Brasileiros SA, GDR	28,335,870

		102,910,400

	CHILE — 1.56%
424,200	Banco Santander Chile SA, ADR	21,451,794

	CHINA — 15.08%
11,637,000	Bank of Communications Ltd., Class H (Hong Kong)	14,033,245
27,271,300	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	22,010,247
42,614,000	China Construction Bank Corp, Class H (Hong Kong)	38,860,146
620,797	China Mobile Ltd., ADR (Hong Kong)	50,930,186
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	25,729,037
18,267,722	Far East Consortium International Ltd. (Hong Kong)	8,203,952
2,647,000	Industrial & Commercial Bank of China (Hong Kong)	1,845,595
15,539,400	People’s Food Holdings Ltd.	14,967,910
131,700	PetroChina Co., Ltd., ADR	24,378,987
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	7,010,204

		207,969,509

	COLUMBIA — 0.99%
392,800	BanColombia SA, ADR	13,610,520

	INDIA — 4.43%
339,350	ICICI Bank Ltd., ADR	17,890,532
222,900	State Bank of India, GDR(b)	24,964,800
501,781	Suzlon Energy Ltd.	18,207,245

		61,062,577

Shares		Value

COMMON STOCKS — (continued)
	INDONESIA — 2.45%
14,051,700	PT Indocement Tunggal Prakarsa Tbk	$9,365,883
20,227,700	PT Telekomunikasi Indonesia Tbk, Series B	24,461,478

		33,827,361

	MALAYSIA — 4.88%
9,413,000	Genting Berhad	22,206,453
6,454,950	Public Bank Berhad, Foreign Market Shares	19,862,702
4,404,300	Telekom Malaysia Berhad	12,718,507
4,517,200	Tenaga Nasional Berhad	12,508,446

		67,296,108

	MEXICO — 7.58%
324,700	America Movil SAB de C.V., Series L, ADR	20,780,800
366,144	Cemex SAB de C.V., ADR	10,955,028
262,600	Grupo Aeroportuario del Pacifico SA de C.V., ADR	14,337,960
718,155	Grupo Elektra SA de C.V.	14,648,854
2,124,100	Grupo Televisa SA	10,205,483
331,580	Telefonos de Mexico SAB de C.V., Series L, ADR	10,899,035
2,903,429	Urbi Desarrollos Urbanos SA de C.V.(a)	10,432,531
3,330,082	Wal-Mart de Mexico SAB de C.V., Series V	12,209,144

		104,468,835

	RUSSIA — 6.50%
297,500	OAO Gazprom, ADR	13,119,750
210,200	Lukoil Co., ADR	17,467,620
82,700	MMC Norilsk Nickel, ADR	22,494,400
315,800	Mobile TeleSystems, OJSC, ADR	21,888,098
464,000	RBC Information Systems, ADR(a)	14,606,720

		89,576,588

	SOUTH AFRICA — 6.43%
2,911,042	African Bank Investments Ltd.	13,250,085
704,600	Gold Fields Ltd., ADR	12,746,214
43,478	Mondi Ltd.	431,669
1,522,224	MTN Group Ltd.	23,078,233

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — (continued)
405,500	Sasol Ltd.	$17,411,073
861,916	Telkom South Africa Ltd.	21,712,749

		88,630,023

	SOUTH KOREA — 16.17%
337,802	Hana Financial Group, Inc.	15,890,702
137,500	Kookmin Bank	11,340,966
650,638	KT Corp., ADR	16,298,482
328,470	LS Cable Ltd.	40,743,999
187,914	GS Home Shopping, Inc.	16,563,883
14,231	Lotte Chilsung Beverage Co., Ltd.	21,659,083
166,329	NCSoft Corp.(a)	14,726,302
119,757	Pacific Corp.	24,927,139
67,879	Samsung Electronics Co., Ltd.	42,474,502
614,685	SK Telecom Co., Ltd., ADR	18,256,145

		222,881,203

	TAIWAN — 9.73%
899,690	Chunghwa Telecom Co., Ltd., ADR	16,626,271
3,737,365	HON HAI Precision Industry Co., Ltd.	28,151,280
6,673,453	President Chain Store Corp.	18,769,871
12,369,406	Synnex Technology International Corp.	34,785,278
234,872	Taiwan Semiconductor Manufacturing Co., Ltd.	452,745
1,218,324	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,329,439
12,814,552	Wistron Corp.	23,098,927

		134,213,811

	THAILAND — 1.09%
5,867,900	Advanced Info Service Public Co., Ltd., Foreign Shares	15,042,902

	TURKEY — 2.37%
1,090,262	Akbank T.A.S., ADR(b)	16,561,407
1,112,582	Arcelik A.S.	9,018,180
2,081,704	Turkiye Vakiflar Bankasi T.A.O., Class D	7,082,093

		32,661,680

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.46%
395,650	Anglo American PLC (South Africa Shares)	$26,260,213
712,500	Kazakhmys PLC	20,394,325
108,695	Mondi PLC	1,025,529

		47,680,067

	TOTAL COMMON STOCKS (Cost $714,270,319)	1,266,159,068

PREFERRED STOCKS — 4.30%
	BRAZIL — 3.59%
947,262	Companhia Energetica de Minas Gerais	20,154,511
906,800	Petroleo Brasileiro SA	29,286,721

		49,441,232

	SOUTH KOREA — 0.71%
246,300	Hyundai Motor Co., Ltd.	9,860,492

		9,860,492

	TOTAL PREFERRED STOCKS (Cost $23,369,005)	59,301,724

REGISTERED INVESTMENT COMPANY — 0.95%
240,400	India Fund, Inc.	13,053,720

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $5,731,063)	13,053,720

Principal Amount
REPURCHASE AGREEMENT — 2.54%
$35,043,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $35,746,313 (repurchase proceeds $35,053,659)	35,043,000

	TOTAL REPURCHASE AGREEMENT (Cost $35,043,000)	35,043,000

TOTAL INVESTMENTS (Cost $778,413,387)(c)	99.63%	$1,373,557,512
OTHER ASSETS IN EXCESS OF LIABILITIES	0.37	5,154,025

NET ASSETS	100.00%	$1,378,711,537

See Notes to Financial Statements.

38

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund — (continued)

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $41,526,207, which represents 3.01% of net assets.
(c)	Cost for federal income tax purposes is $778,413,387.

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Telecommunication Services	19.99	$275,568,577
Financial	18.36	253,184,409
Information Technology	11.32	156,018,473
Materials	9.63	132,833,358
Energy	9.24	127,393,188
Consumer Discretionary	8.82	121,638,201
Consumer Staples	8.31	114,543,394
Industrials	7.24	99,775,932
Repurchase Agreement	2.54	35,043,000
Utilities	2.37	32,662,956
Registered Investment Company	0.95	13,053,720
Health Care	0.86	11,842,304

Total Investments	99.63	$1,373,557,512
Other Assets in Excess of Liabilities	0.37	5,154,025

Net Assets	100.00	$1,378,711,537

See Notes to Financial Statements.

39

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

International Fund

Shares		Value

COMMON STOCKS — 95.47%
	AUSTRALIA — 4.26%
172,500	CSL Ltd.	$16,367,274
151,213	Rio Tinto Ltd.	14,450,613

		30,817,887

	BELGIUM — 1.50%
45,400	Umicore	10,831,652

	CANADA — 2.36%
186,100	Canadian National Railway Co.	10,619,852
162,600	Gildan Activewear, Inc.(a)	6,439,264

		17,059,116

	CHINA — 4.87%
10,378,000	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	8,375,925
4,754,000	Dongfeng Motor Group Co., Ltd., Class H	4,151,531
59,400	PetroChina Co., Ltd., ADR	10,995,534
47,000	Sino-Ocean Land Holdings Ltd.(a)	66,505
690,000	Sun Hung Kai Properties Ltd. (Hong Kong)	11,607,677

		35,197,172

	FINLAND — 4.44%
259,400	Fortum Oyj	9,516,690
391,100	Nokia Oyj	14,839,723
347,100	Tietoenator Oyj	7,785,630

		32,142,043

	FRANCE — 7.34%
218,728	AXA SA	9,795,588
69,950	BNP Paribas	7,655,035
125,056	Carrefour SA	8,754,107
34,034	Compagnie Generale de Geophysique — Veritas(a)	11,068,536
73,000	Peugeot SA	6,035,879
120,756	Total SA	9,785,250

		53,094,395

	GERMANY — 6.57%
164,100	Adidas AG	10,758,348
140,200	Bayerische Motoren Werke AG	9,026,673
320,600	Rhoen-Klinikum AG	10,255,020
148,200	SGL Carbon AG(a)	8,474,481
401,500	United Internet AG, Registered Shares	9,026,250

		47,540,772

Shares		Value

COMMON STOCKS — (continued)
	GREECE — 1.12%
369,500	Greek Postal Savings Bank	$8,099,030

	INDONESIA — 1.31%
7,838,100	PT Telekomunikasi Indonesia Tbk, Series B	9,478,661

	IRELAND — 1.14%
443,137	Bank of Ireland	8,260,131

	ITALY — 2.29%
249,890	ENI S.p.A	9,227,877
280,336	Permasteelisa S.p.A	7,318,032

		16,545,909

	JAPAN — 19.75%
179,000	Canon, Inc.	9,713,497
428,963	Chiyoda Corp.	7,688,518
340,200	Don Quijote Co., Ltd.	6,997,099
104,500	FANUC Ltd.	10,608,684
181,500	FUJIFILM Holdings Corp.	8,338,856
1,130,700	Fukuoka Financial Group, Inc.	6,591,540
662,300	Itochu Corp.	7,995,531
700	Japan Tobacco, Inc.	3,838,981
32,400	Keyence Corp.	7,170,472
103,600	Kyocera Corp.	9,660,294
640,000	Mitsubishi UFJ Financial Group, Inc.(b)	5,811,200
276,000	Nikon Corp.	9,432,534
17,700	Nintendo Co., Ltd.	9,138,583
4,500	NTT DoCoMo, Inc.	6,396,491
113,000	Shin-Etsu Chemical Co., Ltd.	7,774,339
1,027,000	Sumitomo Trust & Banking Co., Ltd.	7,732,390
160,000	Takeda Pharmaceutical Co., Ltd.	11,220,950
68,300	Yamada Denki Co., Ltd.	6,726,437

		142,836,396

	MALAYSIA — 0.55%
1,449,300	Tenaga Nasional Berhad	4,013,214

	MEXICO — 2.42%
153,100	America Movil SAB de C.V., Series L, ADR	9,798,400
256,524	Cemex SAB de C.V., ADR	7,675,198

		17,473,598

See Notes to Financial Statements.

40

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

International Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	NETHERLANDS — 0.70%
94,154	Randstad Holding NV	$5,096,762

	NORWAY — 3.11%
444,200	Tandberg ASA	10,663,073
591,800	Telenor ASA(a)	11,815,044

		22,478,117

	SINGAPORE — 1.51%
752,000	DBS Group Holdings Ltd.	10,895,672

	SPAIN — 3.11%
555,300	Banco Santander SA	10,814,917
418,146	Telefonica SA	11,682,251

		22,497,168

	SWEDEN — 2.08%
102,800	SSAB Svenskt Stal AB, Series A	3,788,737
606,300	Svenska Cellulosa AB, B Shares	11,278,459

		15,067,196

	SWITZERLAND — 5.41%
68,300	Credit Suisse Group, Registered Shares	4,539,486
252,400	Micronas Semiconductor Holdings AG, Registered Shares(a)	3,318,130
11,437	Rieter Holdings AG, Registered Shares	6,204,464
49,310	Roche Holding AG, Genusschein Shares	8,928,662
80,000	Synthes, Inc.	8,952,204
133,000	UBS AG, Registered Shares	7,145,778

		39,088,724

	TAIWAN — 2.92%
1,563,889	HON HAI Precision Industry Co., Ltd.	11,779,818
920,989	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	9,320,409

		21,100,227

	THAILAND — 1.07%
3,226,800	Kasikornbank Public Co., Ltd. (Foreign Shares)	7,751,909

	TURKEY — 0.40%
352,936	Arcelik A.S.	2,860,769

	UNITED KINGDOM — 15.24%
692,600	BG Group PLC	11,965,547
219,700	BHP Billiton PLC	7,859,610

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
804,700	Cadbury Schweppes PLC	$9,358,799
317,737	GlaxoSmithKline PLC	8,427,366
488,600	HSBC Holdings PLC	9,023,223
671,500	Paragon Group Companies PLC	4,116,601
174,357	Reckitt Benckiser PLC	10,221,726
793,368	Reed Elsevier PLC	10,029,592
743,454	Royal Bank of Scotland Group PLC	8,021,748
467,600	Sage Group PLC	2,380,113
1,182,879	Serco Group PLC	10,007,311
357,000	Shire PLC	8,750,464
1,748,652	WM Morrison Supermarkets PLC	10,092,805

		110,254,905

	TOTAL COMMON STOCKS (Cost $511,621,226)	690,481,425

REGISTERED INVESTMENT COMPANY — 1.99%
174,600	iShares MSCI EAFE Index Fund	14,414,976

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $14,476,261)	14,414,976

Principal Amount
REPURCHASE AGREEMENT — 2.62%
$18,940,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $19,323,563 (repurchase proceeds $18,945,761)	18,940,000

	TOTAL REPURCHASE AGREEMENT (Cost $18,940,000)	18,940,000

TOTAL INVESTMENTS (Cost $545,037,487)(c)	100.08%	$723,836,401
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.08)	(552,856)

NET ASSETS	100.00%	$723,283,545

See Notes to Financial Statements.

41

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

International Fund — (continued)

(a)	Non-income producing security.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Directors.
(c)	Cost for federal income tax purposes is $545,037,487.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	17.69	$127,928,429
Information Technology	15.64	113,134,848
Consumer Discretionary	10.88	78,662,590
Health Care	10.08	72,901,940
Industrials	9.38	67,809,172
Materials	8.80	63,658,609
Energy	7.33	53,042,744
Consumer Staples	7.00	50,642,342
Telecommunication Services	6.80	49,170,846
Repurchase Agreement	2.62	18,940,000
Registered Investment Company	1.99	14,414,976
Utilities	1.87	13,529,905

Total Investments	100.08	$723,836,401
Other Liabilities in Excess of Assets	(0.08)	(552,856)

Net Assets	100.00	$723,283,545

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Pacific/Asia Fund

Shares		Value

COMMON STOCKS — 96.92%
	AUSTRALIA — 15.54%
43,000	BHP Billiton Ltd.	$1,679,071
318,500	Brambles Ltd.	4,162,116
81,423	Commonwealth Bank of Australia	4,060,088
43,000	CSL Ltd.	4,079,958
60,800	Incitec Pivot Ltd.	4,595,257
42,875	Rio Tinto Ltd.	4,097,333
108,700	St. George Bank Ltd.	3,403,573
161,700	Woolworths Ltd.	4,253,282
166,100	Zinifex Ltd.	2,605,661

		32,936,339

	CAMBODIA — 1.31%
8,817,000	NagaCorp Ltd. (Hong Kong)	2,767,459

	CHINA — 9.33%
47,800	Aluminum Corp. of China Ltd., ADR	3,347,434
463,540	Bank of East Asia Ltd. (Hong Kong)	2,606,510
4,123,000	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	3,327,610
64,600	China Mobile Ltd., ADR (Hong Kong)	5,299,784
1,410,000	Dongfeng Motor Group Co., Ltd., Class H	1,231,312
13,500	Sino-Ocean Land Holdings Ltd.(a)	19,102
134,500	Swire Pacific Ltd., Class A	1,627,597
1,671,000	Synear Food Holdings Ltd.	2,323,643

		19,782,992

	INDIA — 1.19%
107,200	Bharti Airtel Ltd.(a)	2,520,989

	INDONESIA — 3.43%
38,000	Freeport-McMoRan Copper & Gold, Inc.	3,985,820
2,720,800	PT Telekomunikasi Indonesia Tbk, Series B	3,290,280

		7,276,100

	JAPAN — 46.55%
73,000	Canon, Inc.	3,961,370
184,145	Chiyoda Corp.	3,300,523
700	Dena Co., Ltd.	3,076,713
154,800	Don Quijote Co., Ltd.	3,183,865
49,400	FANUC Ltd.	5,015,014

Shares		Value

COMMON STOCKS — (continued)
	JAPAN — (continued)
60,100	FUJIFILM Holdings Corp.	$2,761,241
571,700	Fukuoka Financial Group, Inc.	3,332,788
1,024	Funai Zaisan Consultants Co., Ltd.	2,171,125
45,700	Glory Ltd.	1,447,720
68,300	Hogy Medical Co., Ltd.	3,211,335
45,600	Hoya Corp.	1,549,577
321,700	Itochu Corp.	3,883,681
12,500	Keyence Corp.	2,766,386
147,600	Komatsu Ltd.	4,920,393
114,100	Kurita Water Industries Ltd.	3,847,826
36,400	Kyocera Corp.	3,394,157
256,000	Mitsubishi UFJ Financial Group, Inc.(b)	2,324,480
116,000	Nikon Corp.	3,964,398
11,100	Nintendo Co., Ltd.	5,730,976
79,000	Nomura Holdings, Inc.	1,314,251
9,500	ORIX Corp.	2,152,963
61,900	Shin-Etsu Chemical Co., Ltd.	4,258,687
63,000	Sumitomo Realty & Development Co., Ltd.	2,205,464
458,200	Sumitomo Trust & Banking Co., Ltd.	3,449,836
89,800	Takata Corp.	3,489,767
58,900	Takeda Pharmaceutical Co., Ltd.	4,130,712
161,000	Tokuyama Corp.	2,429,133
34,500	Tokyo Electron Ltd.	2,176,085
325,000	Toshiba Corp.	3,020,053
67,500	Toyota Motor Corp.	3,948,906
216,500	Yamaguchi Financial Group, Inc.	2,252,580

		98,672,005

	MALAYSIA — 0.96%
4,232,000	Silverlake Axis Ltd.	2,046,106

	PHILIPPINES — 4.21%
95,500	Globe Telecom, Inc.	3,108,925
12,358,625	SM Prime Holdings, Inc.	3,275,387
7,078,300	Universal Robina Corp.	2,541,834

		8,926,146

	SINGAPORE — 4.10%
279,000	DBS Group Holdings Ltd.	4,042,410
372,000	Keppel Corp. Ltd.	3,599,640
70,000	United Overseas Bank Ltd.	1,039,329

		8,681,379

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Pacific/Asia Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH KOREA — 3.38%
44,900	Kookmin Bank	$3,703,341
122,700	Woori Investment & Securities Co., Ltd.	3,449,481

		7,152,822

	TAIWAN — 4.90%
1,855,000	Chang Hwa Commercial Bank	1,221,270
723,593	HON HAI Precision Industry Co., Ltd.	5,450,381
366,480	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,708,777

		10,380,428

	THAILAND — 2.02%
3,391,400	Amata Corp. Public Co., Ltd., Foreign Shares(b)	1,523,780
1,198,900	Siam Commercial Bank Public Co., Ltd., Foreign Shares (b)	2,763,329

		4,287,109

	TOTAL COMMON STOCKS (Cost $166,565,315)	205,429,874

REGISTERED INVESTMENT COMPANY — 2.16%
384,700	iShares MSCI Malaysia Index Fund	4,574,083

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,400,687)	4,574,083

Principal Amount		Value

REPURCHASE AGREEMENT — 1.44%
$3,056,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $3,118,500 (repurchase proceeds $3,056,930)	$3,056,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,056,000)	3,056,000

TOTAL INVESTMENTS (Cost $173,022,002)(c)	100.52%	$213,059,957
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.52)	(1,096,664)

NET ASSETS	100.00%	$211,963,293

(a)	Non-income producing security.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Directors.
(c)	Cost for federal income tax purposes is $173,022,002.

ADR—American Depository Receipt

Ltd.—Limited
The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	24.50	$51,938,684
Information Technology	17.25	36,565,108
Industrials	14.24	30,176,914
Materials	12.74	26,998,396
Consumer Discretionary	10.22	21,662,421
Telecommunication Services	6.71	14,219,977
Consumer Staples	5.87	12,446,368
Health Care	5.39	11,422,006
Registered Investment Company	2.16	4,574,083
Repurchase Agreement	1.44	3,056,000

Total Investments	100.52	$213,059,957
Other Liabilities in Excess of Assets	(0.52)	(1,096,664)

Net Assets	100.00	$211,963,293

See Notes to Financial Statements

44

[THIS PAGE INTENTIONALLY LEFT BLANK]

45

Excelsior Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

	Blended Equity Fund	Energy and Natural Resources Fund
ASSETS
Unaffiliated investments, at identified cost	$200,705,731	$641,095,136
Affiliated investments, at identified cost	3,370,477	—

Total investments, at identified cost	204,076,208	641,095,136

Unaffiliated investments, at value	394,964,979	729,674,072
Affiliated investments, at value	8,471,500	—

Total investments, at value	$403,436,479	$729,674,072
Cash	840	4,846,706
Foreign currency (cost of $2,072, $-, $-, $-, $- and $-, respectively)	2,101	—
Receivable for:
Investments sold	1,179,035	6,694,675
Fund shares sold	2,959	877,892
Dividends	797,626	396,008
Interest	33	16,012
Expense reimbursement due from Investment Advisor	40,101	—
Foreign tax reclaims	5,136	—
Prepaid expenses	23,026	37,178

Total assets	$405,487,336	$742,542,543

LIABILITIES
Payable to custodian bank	—	—
Payable for:
Investments purchased	—	30,147,317
Fund shares repurchased	152,298	445,869
Investment advisory fee	242,442	337,549
Administration fee	28,855	51,659
Transfer agent fee	27,212	71,950
Pricing and bookkeeping fees	4,529	6,264
Audit fee	16,912	15,520
Custody fee	798	14,923
Shareholder servicing fee	142,202	155,807
Distribution and service fees	—	1
Principal on loan	—	—
Interest fee	—	—
Other liabilities	83,553	34,973

Total liabilities	$698,801	$31,281,832

NET ASSETS	$404,788,535	$711,260,711

NET ASSETS CONSIST OF
Par value	$10,424	$25,821
Paid-in capital in excess of par value	152,136,761	530,623,186
Undistributed (overdistributed) net investment income	147,648	53,515
Accumulated net realized gain (loss)	53,132,316	91,979,253
Net unrealized appreciation on:
Investments	199,360,271	88,578,936
Foreign currency translations	1,115	—

NET ASSETS	$404,788,535	$711,260,711

See Notes to Financial Statements.

46

Equity Income Fund	Equity Opportunities Fund	Large Cap Growth Fund	Mid Cap Value and Restructuring Fund

$181,606,880	$318,081,841	$676,317,678	$217,518,740
—	—	—	—

181,606,880	318,081,841	676,317,678	217,518,740

230,173,262	405,216,355	882,003,927	354,956,600
—	—	—	—

$230,173,262	$405,216,355	$882,003,927	$354,956,600
—	—	1,201,247	—
—	—	—	—

6,409,449	5,399,189	2,982,911	80,737
38,555	135,622	1,129,424	64,952
572,880	601,266	167,449	373,711
—	1,899	4,075	—
11,964	56,482	—	961
—	12,302	80,213	—
13,730	21,818	37,214	20,147

$237,219,840	$411,444,933	$887,606,460	$355,497,108

241,861	1,037	—	63,464

—	1,063,603	10,641,468	—
99,589	166,867	255,797	59,126
144,094	241,010	516,604	185,100
16,438	28,600	65,079	25,245
19,154	25,462	12,104	11,742
3,676	4,390	6,101	6,430
16,526	15,171	14,040	22,653
638	8,066	24,416	15,249
48,049	68,500	198,333	101,133
—	1	4	717
1,000,000	—	—	—
767	—	—	—
32,999	85,854	67,275	65,460

$1,623,791	$1,708,561	$11,801,221	$556,319

$235,596,049	$409,736,372	$875,805,239	$354,940,789

$236	$259	$72,052	$154
181,007,111	316,753,335	765,610,429	208,533,466
125,115	144,193	(2,969,869)	2,828,263
5,896,815	5,697,874	(92,593,622)	6,141,046

48,566,382	87,134,514	205,686,249	137,437,860
390	6,197	—	—

$235,596,049	$409,736,372	$875,805,239	$354,940,789

See Notes to Financial Statements.

47

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Blended Equity Fund	Energy and Natural Resources Fund
Shares
Net assets	$404,788,535	$711,240,777
Shares outstanding	10,424,149	25,819,818
Net asset value and offering price per share	$38.83	$27.55
Institutional Shares
Net assets	—	—
Shares outstanding	—	—
Net asset value and offering price per share	—	—
Retirement Shares
Net assets	—	—
Shares outstanding	—	—
Net asset value and offering price per share	—	—
Class A
Net assets	—	$9,966
Shares outstanding	—	362
Net asset value per share(a)	—	$27.55	(b)
Maximum sales charge	—	5.75%
Maximum offering price per share(c)	—	$29.23
Class C
Net assets	—	$9,968
Shares outstanding	—	362
Net asset value and offering price per share(a)	—	$27.55	(b)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	Net asset value per share rounds due to fractional shares outstanding.
(c)	On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

48

Equity Income Fund		Equity Opportunities Fund	Large Cap Growth Fund	Mid Cap Value and Restructuring Fund

$235,594,830		$350,541,967	$849,897,194	$321,635,768
23,603,051		22,152,657	69,924,817	13,946,642
$9.98		$15.82	$12.15	$23.06

—		$59,174,383	$25,876,593	$31,454,182
—		3,736,977	2,124,311	1,360,218
—		$15.83	$12.18	$23.12

$1,219		—	$11,500	$1,850,839
122		—	962	80,968
$10.03	(b)	—	$11.95	$22.86

—		$10,011	$9,976	—
—		633	821	—
—		$15.82	$12.15	—
—		5.75%	5.75%	—
—		$16.78	$12.89	—

—		$10,011	$9,976	—
—		633	821	—
—		$15.82	$12.15	—

See Notes to Financial Statements.

49

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Real Estate Fund	Small Cap Fund
ASSETS
Investments, at identified cost	$74,350,999	$588,232,469

Investments, at value	$89,190,447	$816,116,200
Cash	20,883	962,975
Foreign currency (cost of $-, $-, $-, $2,964,540, $2,617,471 and $-, respectively)	—	—
Receivable for:
Investments sold	603,030	13,148,838
Fund shares sold	2,215	889,649
Dividends	306,028	856,837
Interest	1,263	675
Expense reimbursement due from Investment Advisor	47,698	—
Foreign tax reclaims	—	—
Prepaid expenses	5,775	43,700

Total assets	$90,177,339	$832,018,874

LIABILITIES
Payable to custodian bank	—	—
Written options at value (premiums of $-, $-, $2,113,212, $-, $- and $-, respectively)	—	—
Payable for:
Investments purchased	—	942,959
Fund shares repurchased	129,734	242,980
Investment advisory fee	72,283	502,629
Administration fee	5,266	62,411
Transfer agent fee	17,213	37,790
Pricing and bookkeeping fees	2,725	6,202
Trustees’/Directors’ fees	—	—
Audit fee	22,242	14,789
Custody fee	820	10,594
Shareholder servicing fee	24,534	254,485
Distribution and service fees	—	2,134
Interest fee	—	—
Other liabilities	10,418	87,786

Total liabilities	$285,235	$2,164,759

NET ASSETS	$89,892,104	$829,854,115

NET ASSETS CONSIST OF
Par value	$8,504	$39,657
Paid-in capital in excess of par value	39,933,010	549,407,922
Undistributed (overdistributed) net investment income	1,168,448	(2,108,086)
Accumulated net realized gain (loss)	33,942,694	54,630,891
Net unrealized appreciation (depreciation) on:
Investments	14,839,448	227,883,731
Foreign currency translations	—	—
Written options	—	—

NET ASSETS	$89,892,104	$829,854,115

See Notes to Financial Statements.

50

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/Asia Fund

$6,071,039,894	$778,413,387	$545,037,487	$173,022,002

$9,325,944,098	$1,373,557,512	$723,836,401	$213,059,957
1,294,794	11,378	87,509	—
—	2,990,442	2,630,389	—

18,443,910	—	5,572,706	11,847,297
8,906,387	966,323	368,732	21,763
12,500,329	4,346,097	1,554,660	727,189
20,946	10,659	5,761	930
—	18,679	—	—
32,618	2,842	301,854	—
510,432	71,544	38,600	12,246

$9,367,653,514	$1,381,975,476	$734,396,612	$225,669,382

—	—	—	286,595
3,186,000	—	—	—

43,470,158	183,417	9,993,937	12,970,244
4,927,604	500,633	84,437	74,172
4,439,243	1,315,612	566,487	166,189
751,022	151,554	79,192	21,828
336,408	51,745	25,379	11,105
7,011	7,056	8,070	5,319
55,084	53	—	—
—	5,457	14,768	17,427
99,688	504,503	95,321	67,443
3,512,732	420,014	156,841	53,803
3,011	1	—	—
—	—	—	729
815,741	123,894	88,635	31,235

$61,603,702	$3,263,939	$11,113,067	$13,706,089

$9,306,049,812	$1,378,711,537	$723,283,545	$211,963,293

$159,088	$78,060	$34,880	$15,644
5,957,888,237	693,565,206	567,034,691	136,719,266
37,254,923	4,095,292	1,648	330,368
56,914,288	85,689,248	(22,605,977)	34,843,427

3,254,904,204	595,144,125	178,798,914	40,037,955
1,860	139,606	19,389	16,633
(1,072,788)	—	—	—

$9,306,049,812	$1,378,711,537	$723,283,545	$211,963,293

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Real Estate Fund	Small Cap Fund
Shares
Net assets	$89,892,104	$823,979,966
Shares outstanding	8,504,056	39,372,053
Net asset value and offering price per share	$10.57	$20.93
Institutional Shares
Net assets	—	—
Shares outstanding	—	—
Net asset value and offering price per share	—	—
Retirement Shares
Net assets	—	$5,854,323
Shares outstanding	—	283,849
Net asset value and offering price per share	—	$20.62
Class A
Net assets	—	$9,913
Shares outstanding	—	474
Net asset value per share(a)	—	$20.93	(b)
Maximum sales charge	—	5.75%
Maximum offering price per share(c)	—	$22.21
Class C
Net assets	—	$9,913
Shares outstanding	—	474
Net asset value and offering price per share(a)	—	$20.93	(b)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	Net asset value per share rounds due to fractional shares outstanding.
(c)	On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

52

Value and Restructuring Fund		Emerging Markets Fund	International Fund	Pacific/Asia Fund

$8,951,377,336		$1,316,884,816	$723,283,545	$211,963,293
153,023,496		74,569,830	34,880,218	15,643,508
$58.50		$17.66	$20.74	$13.55

$346,400,817		$61,806,841	—	—
5,923,241		3,489,079	—	—
$58.48		$17.71	—	—

$8,251,685		—	—	—
141,164		—	—	—
$58.45		—	—	—

$9,987		$9,940	—	—
171		563	—	—
$58.50	(b)	$17.66	—	—
5.75%		5.75%	—	—
$62.07		$18.74	—	—

$9,987		$9,940	—	—
171		563	—	—
$58.50	(b)	$17.66	—	—

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Operations

For the Six Months Ended September 30, 2007 (Unaudited)

	Blended Equity Fund	Energy and Natural Resources Fund	Equity Income Fund	Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$3,546,857	$3,831,992	$3,658,645	$3,349,272
Dividends from affiliates	107,853	—	—	—
Interest	5,788	242,007	5,113	25,148
Foreign withholding tax	(10,153)	(26,783)	(64,299)	(38,831)

Total Investment Income	3,650,345	4,047,216	3,599,459	3,335,589
EXPENSES
Investment advisory fee	1,523,411	1,910,845	911,144	1,438,456
Administration fee	302,265	474,658	179,995	285,185
Distribution fee:
Retirement Shares	—	—	3	—
Class C	—	1	—	1
Shareholder servicing fee:
Shares	489,019	767,023	286,415	395,026
Institutional Shares	—	—	—	—
Retirement Shares	—	—	1	—
Class A	—	— *	—	— *
Class C	—	— *	—	— *
Transfer agent fee	76,435	229,156	37,821	44,673
Pricing and bookkeeping fees	6,176	7,574	4,869	5,799
Trustees’/Directors’ fees	10,049	12,068	10,117	10,698
Custody fees	20,301	53,592	7,926	43,410
Other expenses	49,534	92,982	32,136	63,366

Expenses before interest expense	2,477,190	3,547,899	1,470,427	2,286,614
Interest expense	—	—	767	—

Total Expenses	2,477,190	3,547,899	1,471,194	2,286,614
Fees waived/reimbursed by:
Investment Advisor	(192,494)	—	(103,496)	(307,056)
Administrator	(50,003)	(84,361)	(29,942)	(49,310)
Custody earnings credit	(709)	(24,631)	(2,686)	(167)

Net Expenses	2,233,984	3,438,907	1,335,070	1,930,081

NET INVESTMENT INCOME (LOSS)	1,416,361	608,309	2,264,389	1,405,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	22,797,514	62,876,823	6,277,732	9,770,059
Foreign currency transactions	2,139	489	6,499	(78)
Written options	—	—	(819,151)	—

Net realized gain (loss)	22,799,653	62,877,312	5,465,080	9,769,981

Net change in unrealized appreciation (depreciation) on:
Investments	15,881,664	36,758,500	7,191,091	31,489,584
Foreign currency translations	480	—	256	5,707
Written options	—	—	—	—

Net change in unrealized appreciation (depreciation)	15,882,144	36,758,500	7,191,347	31,495,291

Net Gain (Loss)	38,681,797	99,635,812	12,656,427	41,265,272

Net Increase (Decrease) Resulting from Operations	$40,098,158	$100,244,121	$14,920,816	$42,670,780

*	Rounds to less than $1.

See Notes to Financial Statements.

54

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Real Estate Fund	Small Cap Fund	Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/ Asia Fund

$1,695,781	$5,207,492	$1,285,928	$2,314,004	$121,552,689	$23,243,411	$8,434,736	$2,263,740
—	—	—	—	—	—	—	—
78,291	7,827	12,209	256,593	230,202	140,597	71,467	5,490
(65,616)	(59,725)	—	—	(978,162)	(3,316,927)	(719,668)	(249,995)

1,708,456	5,155,594	1,298,137	2,570,597	120,804,729	20,067,081	7,786,535	2,019,235

2,975,452	1,155,038	527,108	2,909,308	26,841,299	7,795,574	3,448,165	1,056,264
592,719	264,171	77,050	579,409	6,744,653	1,241,343	683,688	208,095

18	3,920	—	9,248	10,720	—	—	—
1	—	—	1	1	1	—	—

952,487	402,319	131,777	965,145	10,337,292	1,463,927	862,038	264,051
—	—	—	—	53,483	—	—	—
9	1,960	—	4,460	5,177	—	—	—
— *	—	—	— *	— *	— *	—	—
— *	—	—	— *	— *	— *	—	—
85,663	80,945	51,436	168,792	1,294,761	270,112	61,977	30,034
7,095	6,543	3,787	7,370	7,277	31,422	19,679	16,763
14,224	9,525	8,715	13,818	108,782	19,930	13,187	9,179
24,052	15,269	17,513	32,593	299,009	862,950	180,987	87,509
133,015	61,804	39,017	96,998	910,134	192,035	92,359	45,030

4,784,735	2,001,494	856,403	4,787,142	46,612,588	11,877,294	5,362,080	1,716,925
—	—	—	—	—	—	—	729

4,784,735	2,001,494	856,403	4,787,142	46,612,588	11,877,294	5,362,080	1,717,654

—	—	(185,528)	—	—	(209,969)	(97,225)	—
(101,901)	(44,647)	(11,519)	(101,031)	(1,134,346)	(160,676)	(87,154)	(26,109)
(4,509)	(6,679)	(472)	(7,428)	(39,177)	(28,826)	(1,999)	(2,678)

4,678,325	1,950,168	658,884	4,678,683	45,439,065	11,477,823	5,175,702	1,688,867

(2,969,869)	3,205,426	639,253	(2,108,086)	75,365,664	8,589,258	2,610,833	330,368

31,509,475	(470,779)	28,350,567	47,099,972	109,640,328	82,638,997	35,391,883	15,968,514
—	(160)	—	—	89,300	200,809	(51,306)	31,994
—	—	—	—	(3,139,781)	—	—	—

31,509,475	(470,939)	28,350,567	47,099,972	106,589,847	82,839,806	35,340,577	16,000,508

81,732,156	22,415,661	(37,721,175)	18,990,141	502,250,047	195,136,022	21,835,390	13,859,636
—	—	—	—	8,579	108,288	(2,407)	212,194
—	—	—	—	(3,916,046)	—	—	—

81,732,156	22,415,661	(37,721,175)	18,990,141	498,342,580	195,244,310	21,832,983	14,071,830

113,241,631	21,944,722	(9,370,608)	66,090,113	604,932,427	278,084,116	57,173,560	30,072,338

$110,271,762	$25,150,148	$(8,731,355)	$63,982,027	$680,298,091	$286,673,374	$59,784,393	$30,402,706

See Notes to Financial Statements.

55

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund		Energy and Natural Resources Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income	$1,416,361	$2,888,780	$608,309	$1,256,040
Net realized gain (loss) on investments, foreign currency transactions and written options	22,799,653	50,141,770	62,877,312	49,290,030
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	15,882,144	(8,774,573)	36,758,500	(6,347,488)

Net increase resulting from operations	40,098,158	44,255,977	100,244,121	44,198,582

Distributions to Shareholders
From net investment income:
Shares	(1,986,751)	(2,741,626)	(692,460)	(1,125,652)
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gains:
Shares	—	(62,158,929)	—	(96,892,494)

Total Distributions to Shareholders	(1,986,751)	(64,900,555)	(692,460)	(98,018,146)

Net Capital Share Transactions	(34,345,677)	(38,641,827)	114,033,169	28,989,505

Net increase (decrease) in net assets	3,765,730	(59,286,405)	213,584,830	(24,830,059)

NET ASSETS
Beginning of period	$401,022,805	$460,309,210	$497,675,881	$522,505,940

End of period	$404,788,535	$401,022,805	$711,260,711	$497,675,881

Undistributed net investment income, at end of period	$147,648	$718,038	$53,515	$137,666

See Notes to Financial Statements.

56

Equity Income Fund		Equity Opportunities Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$2,264,389	$3,898,080	$1,405,508	$1,493,522

5,465,080	6,722,840	9,769,981	(1,525,507)

7,191,347	16,574,010	31,495,291	31,286,902

14,920,816	27,194,930	42,670,780	31,254,917

(3,156,052)	(4,109,886)	(1,455,114)	(851,918)
—	—	(381,460)	(425,370)
(10)	(15)	—	—

—	—	—	—

(3,156,062)	(4,109,901)	(1,836,574)	(1,277,288)

(13,172,423)	8,064,710	30,922,416	121,147,723

(1,407,669)	31,149,739	71,756,622	151,125,352

$237,003,718	$205,853,979	$337,979,750	$186,854,398

$235,596,049	$237,003,718	$409,736,372	$337,979,750

$125,115	$1,016,788	$144,193	$575,259

See Notes to Financial Statements.

57

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	Large Cap Growth Fund		Mid Cap Value and Restructuring Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income (loss)	$(2,969,869)	$(4,255,930)	$3,205,426	$3,160,394
Net realized gain (loss) on investments and foreign currency transactions	31,509,475	11,805,044	(470,939)	8,602,300
Net realized gains from redemptions in-kind	—	—	—	23,046,664
Net change in unrealized appreciation (depreciation) on investments	81,732,156	37,708,433	22,415,661	(10,315,446)

Net increase (decrease) resulting from operations	110,271,762	45,257,547	25,150,148	24,493,912

Distributions to Shareholders
From net investment income:
Shares	—	—	(3,023,143)	(69,200)
Institutional Shares	—	—	(409,234)	(28,083)
Retirement Shares	—	—	(11,004)	—
Return of Capital:
Shares	—	—	—	—
From net realized gains:
Shares	—	—	—	(6,735)
Institutional Shares	—	—	—	(812)
Retirement Shares	—	—	—	—

Total Distributions to Shareholders	—	—	(3,443,381)	(104,830)

Net Capital Share Transactions	31,097,354	136,983,006	6,117,253	(36,769,439)

Net increase (decrease) in net assets	141,369,116	182,240,553	27,824,020	(12,380,357)

NET ASSETS
Beginning of period	$734,436,123	$552,195,570	$327,116,769	$339,497,126

End of period	$875,805,239	$734,436,123	$354,940,789	$327,116,769

Undistributed (overdistributed) net investment income, at end of period	$(2,969,869)	$—	$2,828,263	$3,066,218

See Notes to Financial Statements.

58

Real Estate Fund		Small Cap Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$639,253	$960,048	$(2,108,086)	$(4,043,832)

28,350,567	18,405,693	47,099,972	32,537,688
—	—	—	—

(37,721,175)	2,835,641	18,990,141	18,105,369

(8,731,355)	22,201,382	63,982,027	46,599,225

—	(1,161,313)	—	—
—	—	—	—
—	—	—	—

—	(640,355)	—	—

—	(18,263,524)	—	(43,578,479)
—	—	—	—
—	—	—	(3,801)

—	(20,065,192)	—	(43,582,280)

(53,402,517)	22,261,378	69,279,781	94,185,168

(62,133,872)	24,397,568	133,261,808	97,202,113

$152,025,976	$127,628,408	$696,592,307	$599,390,194

$89,892,104	$152,025,976	$829,854,115	$696,592,307

$1,168,448	$529,195	$(2,108,086)	$—

See Notes to Financial Statements.

59

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	Value and Restructuring Fund		Emerging Markets Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income (loss)	$75,365,664	$66,434,678	$8,589,258	$5,214,247
Net realized gain on investments, foreign currency transactions and written options	106,589,847	96,756,036	82,839,806	48,869,293
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	498,342,580	645,371,791	195,244,310	100,008,846

Net increase resulting from operations	680,298,091	808,562,505	286,673,374	154,092,386

Distributions to Shareholders
From net investment income:
Shares	(52,036,862)	(64,324,804)	(4,453,377)	(5,716,045)
Institutional Shares	(2,703,852)	(3,526,597)	(204,395)	(252,640)
Retirement Shares	(18,993)	(4,928)	—	—
From net realized gains:
Shares	—	—	—	(51,272,417)
Institutional Shares	—	—	—	(1,858,765)

Total Distributions to Shareholders	(54,759,707)	(67,856,329)	(4,657,772)	(59,099,867)

Net Capital Share Transactions	539,354,612	918,433,748	(37,717,544)	17,298,560

Net increase (decrease) in net assets	1,164,892,996	1,659,139,924	244,298,058	112,291,079

NET ASSETS
Beginning of period	$8,141,156,816	$6,482,016,892	$1,134,413,479	$1,022,122,400

End of period	$9,306,049,812	$8,141,156,816	$1,378,711,537	$1,134,413,479

Undistributed net investment income, at end of period	$37,254,923	$16,648,966	$4,095,292	$163,806

See Notes to Financial Statements.

60

International Fund		Pacific/Asia Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$2,610,833	$2,767,357	$330,368	$(95,162)
35,340,577	25,080,151	16,000,508	29,682,511
21,832,983	54,216,954	14,071,830	(22,701,298)

59,784,393	82,064,462	30,402,706	6,886,051

(2,909,679)	(2,551,050)	—	—
—	—	—	—
—	—	—	—

—	—	—	(7,507,933)
—	—	—	—

(2,909,679)	(2,551,050)	—	(7,507,933)

29,467,684	35,143,298	(31,571,856)	(30,209,902)

86,342,398	114,656,710	(1,169,150)	(30,831,784)

$636,941,147	$522,284,437	$213,132,443	$243,964,227

$723,283,545	$636,941,147	$211,963,293	$213,132,443

$1,648	$300,494	$330,368	$—

See Notes to Financial Statements.

61

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity

	Blended Equity Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Shares
Subscriptions	113,793	4,241,494	756,712	27,714,455
Subscriptions-in-kind	—	—	—	—
Distributions reinvested	22,057	820,980	748,017	26,093,797
Redemptions	(1,052,003)	(39,408,245)	(2,516,153)	(92,450,787)

Net increase (decrease)	(916,153)	(34,345,771)	(1,011,424)	(38,642,535)
Retirement Shares
Distributions reinvested	—	—	—	—

Class A
Subscriptions	—	—	—	—

Class C
Subscriptions	—	—	—	—

Redemption Fees	—	94	—	708

See Notes to Financial Statements.

62

Energy and Natural Resources Fund				Equity Income Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

8,707,393	225,076,874	7,858,261	196,905,145	966,389	9,544,654	4,666,621	41,851,327
—	—	—	—	—	—	526,198	4,483,204
20,786	543,368	3,247,628	72,274,154	53,793	527,860	77,298	675,808
(4,269,836)	(111,611,403)	(9,844,958)	(240,193,110)	(2,345,303)	(23,244,947)	(4,395,745)	(38,945,714)

4,458,343	114,008,839	1,260,931	28,986,189	(1,325,121)	(13,172,433)	874,372	8,064,625

—	—	—	—	2	10	1	15

362	10,000	—	—	—	—	—	—

362	10,000	—	—	—	—	—	—

—	4,330	—	3,316	—	—	—	70

See Notes to Financial Statements.

63

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Equity Opportunities Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Shares
Subscriptions	3,925,144	59,329,430	11,404,243	151,491,788
Distributions reinvested	22,381	338,329	12,057	154,087
Redemptions	(1,407,877)	(21,193,858)	(2,227,805)	(29,659,176)

Net increase	2,539,648	38,473,901	9,188,495	121,986,699
Institutional Shares
Subscriptions	72,851	1,075,963	944,747	12,184,733
Distributions reinvested	3,270	49,371	3,799	48,632
Redemptions	(576,382)	(8,696,843)	(992,875)	(13,081,976)
Redemptions-in-kind	—	—	—	—

Net increase (decrease)	(500,261)	(7,571,509)	(44,329)	(848,611)
Retirement Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net increase	—	—	—	—
Class A
Subscriptions	633	10,000	—	—

Class C
Subscriptions	633	10,000	—	—

Redemption Fees	—	24	—	9,635

See Notes to Financial Statements.

64

Large Cap Growth Fund				Mid Cap Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

8,464,143	94,946,565	26,983,018	268,887,660	1,559,841	35,513,246	3,915,673	81,532,520
—	—	—	—	59,014	1,299,594	1,544	28,679
(6,290,633)	(70,638,170)	(14,969,954)	(147,806,621)	(1,296,696)	(29,206,361)	(2,387,520)	(47,782,321)

2,173,510	24,308,395	12,013,064	121,081,039	322,159	7,606,479	1,529,697	33,778,878

639,159	7,008,651	1,518,333	15,997,075	87,974	2,059,041	174,817	3,499,002
—	—	—	—	2,915	64,589	211	3,893
(23,086)	(255,856)	(10,095)	(106,750)	(184,991)	(4,291,248)	(435,896)	(8,797,430)
—	—	—	—	—	—	(3,464,185)	(66,339,150)

616,073	6,752,795	1,508,238	15,890,325	(94,102)	(2,167,618)	(3,725,053)	(71,633,685)

745	8,171	172	1,807	36,280	821,293	51,153	1,086,065
—	—	—	—	506	11,004	—	—
(77)	(822)	—	—	(6,911)	(153,942)	(118)	(2,475)

668	7,349	172	1,807	29,875	678,355	51,035	1,083,590

821	10,000	—	—	—	—	—	—

821	10,000	—	—	—	—	—	—

—	8,815	—	9,835	—	37	—	1,778

See Notes to Financial Statements.

65

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

Real Estate Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Shares
Subscriptions	693,818	6,807,191	6,066,112	67,240,470
Distributions reinvested	—	—	910,832	9,232,819
Redemptions	(5,381,002)	(60,209,720)	(4,921,193)	(54,217,167)

Net increase (decrease)	(4,687,184)	(53,402,529)	2,055,751	22,256,122
Institutional Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net increase (decrease)	—	—	—	—
Retirement Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net increase	—	—	—	—
Class A
Subscriptions	—	—	—	—

Class C
Subscriptions	—	—	—	—

Redemption Fees	—	12	—	5,256

See Notes to Financial Statements.

66

Small Cap Fund				Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

7,113,887	144,947,132	11,007,156	202,519,992	20,544,409	1,192,492,183	40,342,962	2,018,418,152
—	—	873,688	15,909,286	737,965	42,355,044	1,056,240	51,956,233
(3,914,296)	(79,465,976)	(6,873,489)	(126,011,173)	(11,223,117)	(646,514,862)	(24,661,734)	(1,238,518,628)

3,199,591	65,481,156	5,007,355	92,418,105	10,059,257	588,332,365	16,737,468	831,855,757

—	—	—	—	1,060,844	62,185,075	2,608,744	127,478,205
—	—	—	—	39,759	2,272,698	59,732	2,938,434
—	—	—	—	(1,996,347)	(118,375,818)	(921,391)	(45,845,721)

—	—	—	—	(895,744)	(53,918,045)	1,747,085	84,570,918

235,936	4,746,659	100,714	1,845,960	92,865	5,225,317	62,302	3,214,887
—	—	211	3,801	331	18,993	99	4,928
(48,373)	(968,034)	(4,702)	(85,527)	(5,912)	(339,933)	(26,673)	(1,242,118)

187,563	3,778,625	96,223	1,764,234	87,284	4,904,377	35,728	1,977,697

474	10,000	—	—	171	10,000	—	—

474	10,000	—	—	171	10,000	—	—

—	—	—	2,829	—	15,915	—	29,376

See Notes to Financial Statements.

67

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Emerging Markets Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Shares
Subscriptions	6,757,305	107,664,154	28,426,163	377,247,582
Distributions reinvested	182,628	2,891,003	2,899,020	39,144,568
Redemptions	(10,051,799)	(156,851,513)	(32,751,548)	(412,372,175)

Net increase (decrease)	(3,111,866)	(46,296,356)	(1,426,365)	4,019,975
Institutional Shares
Subscriptions	794,138	13,112,540	889,054	12,242,049
Distributions reinvested	2,566	40,715	104,377	1,425,589
Redemptions	(282,072)	(4,597,514)	(35,905)	(493,380)

Net increase	514,632	8,555,741	957,526	13,174,258
Class A
Subscriptions	563	10,000	—	—

Class C
Subscriptions	563	10,000	—	—

Redemption Fees	—	3,071	—	104,327

See Notes to Financial Statements.

68

International Fund				Pacific / Asia Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

3,614,402	72,232,863	12,392,725	216,269,580	373,873	4,683,328	3,211,949	36,092,669
34,970	698,358	53,302	824,056	—	—	244,088	2,750,870
(2,181,567)	(43,463,758)	(10,667,987)	(182,002,787)	(2,916,521)	(36,255,186)	(6,281,359)	(69,083,541)

1,467,805	29,467,463	1,778,040	35,090,849	(2,542,648)	(31,571,858)	(2,825,322)	(30,240,002)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	221	—	52,449	—	2	—	30,100

See Notes to Financial Statements.

69

Financial Highlights – Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.36		$37.27	$36.12	$33.64	$25.67	$35.17

Income from Investment Operations:
Net investment income	0.14	(a)	0.25 (a)	0.19 (a)	0.30 (a)	0.14	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.51		3.61	3.67	2.66	7.99	(7.97)

Total from Investment Operations	3.65		3.86	3.86	2.96	8.13	(7.80)

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.23)	(0.21)	(0.28)	(0.16)	(0.15)
From net realized gains	—		(5.54)	(2.50)	(0.20)	—	(1.55)

Total Distributions to Shareholders	(0.18)		(5.77)	(2.71)	(0.48)	(0.16)	(1.70)

Net Asset Value, End of Period	$38.83		$35.36	$37.27	$36.12	$33.64	$25.67
Total return (b)(c)	10.35	%(d)	10.66%	11.10%	8.85%	31.75%	(22.45)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.10	%(f)	1.10%	1.08%	1.05%	0.99%	0.96%
Waiver/Reimbursement	0.12	%(f)	0.11%	0.13%	0.19%	0.11%	0.15%
Net investment income (e)	0.70	%(f)	0.68%	0.53%	0.86%	0.45%	0.59%
Portfolio turnover rate	4	%(d)	10%	22%	19%	24%	36%
Net assets, end of period (000’s)	$404,789		$401,023	$460,309	$466,903	$573,242	$469,013

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

70

Financial Highlights – Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$23.30		$25.99		$22.34		$16.45		$11.72		$14.40

Income from Investment Operations:
Net investment income (loss)	0.02	(a)	0.06	(a)	—	(a)(b)	0.02	(a)	0.06		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	4.26		2.50		9.04		6.99		4.71		(2.67)

Total from Investment Operations	4.28		2.56		9.04		7.01		4.77		(2.63)

Less Distributions to Shareholders:
From net investment income	(0.03)		(0.06)		—		(0.05)		(0.04)		(0.05)
From net realized gains	—		(5.19)		(5.39)		(1.07)		—		—

Total Distributions to Shareholders	(0.03)		(5.25)		(5.39)		(1.12)		(0.04)		(0.05)

Net Asset Value, End of Period	$27.55		$23.30		$25.99		$22.34		$16.45		$11.72
Total return (c)	18.37	%(d)(e)	10.84	%(d)	41.42%		43.97	%(d)	40.84	%(d)	(18.30	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.08	%(g)	1.12%		1.13%		1.10%		0.99%		1.01%
Waiver/Reimbursement	0.03	%(g)	0.01%		—		0.05%		0.14%		0.18%
Net investment income (loss)(f)	0.19	%(g)	0.25%		(0.01)%		0.12%		0.45%		0.35%
Portfolio turnover rate	99	%(e)	279%		234%		111%		91%		78%
Net assets, end of period (000’s)	$711,241		$497,676		$522,506		$292,333		$150,035		$92,440

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

71

Financial Highlights – Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$27.64

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments and foreign currency	(0.09)

Total from Investment Operations	(0.09)

Net Asset Value, End of Period	$27.55
Total return (d)(e)(f)	(0.33)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.49%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.21)%
Portfolio turnover rate (e)	99%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

72

Financial Highlights – Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized loss on investments and foreign currency	(0.08)

Total from Investment Operations	(0.09)

Net Asset Value, End of Period	$27.55
Total return (c)(d)(e)	(0.33)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	2.24%
Waiver/Reimbursement (g)	0.05%
Net investment loss (f)(g)	(1.96)%
Portfolio turnover rate (d)	99%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Total return at net asset value assuming no contingent deferred sales charge.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

73

Financial Highlights – Equity Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,			Period Ended March 31, 2004 (a)
Shares			2007	2006	2005
Net Asset Value, Beginning of Period	$9.51		$8.56	$8.39	$7.76	$7.00

Income from Investment Operations:
Net investment income	0.09	(b)	0.16 (b)	0.20 (b)	0.19 (b)	0.07
Net realized and unrealized gain on investments, foreign currency and written options	0.51		0.96	0.17	0.63	0.73

Total from Investment Operations	0.60		1.12	0.37	0.82	0.80

Less Distributions to Shareholders:
From net investment income	(0.13)		(0.17)	(0.18)	(0.17)	(0.04)
From net realized gains	—		—	(0.02)	(0.02)	—

Total Distributions to Shareholders	(0.13)		(0.17)	(0.20)	(0.19)	(0.04)

Net Asset Value, End of Period	$9.98		$9.51	$8.56	$8.39	$7.76
Total return (c)(d)	6.33	%(e)	13.29%	4.62%	10.73%	11.48	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.10	%(g)	1.10%	1.06%	1.05%	1.05	%(g)
Interest expense	—	%(g)(h)	—	—	—	—
Net expenses (f)	1.10	%(g)	1.10%	1.06%	1.05%	1.05	%(g)
Waiver/Reimbursement	0.11	%(g)	0.11%	0.16%	0.21%	0.12	%(g)
Net investment income (f)	1.87	%(g)	1.80%	2.41%	2.35%	2.44	%(g)
Portfolio turnover rate	6	%(e)	27%	46%	19%	6	%(e)
Net assets, end of period (000’s)	$235,595		$237,003	$205,853	$195,668	$100,024

(a)	Shares commenced operations on September 30, 2003. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

See Notes to Financial Statements.

74

Financial Highlights – Equity Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005
Net Asset Value, Beginning of Period	$14.17		$12.70	$10.98	$10.00

Income from Investment Operations:
Net investment income (a)	0.05		0.07	0.07	0.08
Net realized and unrealized gain on investments and foreign currency	1.67		1.47	1.70	0.95

Total from Investment Operations	1.72		1.54	1.77	1.03

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.07)	(0.05)	(0.04)
From net realized gains	—		—	—	(0.01)

Total Distributions to Shareholders	(0.07)		(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$15.82		$14.17	$12.70	$10.98
Total return (b)(c)	12.16	%(d)	12.18%	16.16%	10.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.05	%(f)	1.04%	1.05%	1.05%
Waiver/Reimbursement	0.19	%(f)	0.20%	0.26%	0.54%
Net investment income (e)	0.70	%(f)	0.56%	0.57%	0.74%
Portfolio turnover rate	12	%(d)	11%	17%	13%
Net assets, end of period (000’s)	$350,542		$277,877	$132,406	$43,579

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

75

Financial Highlights – Equity Opportunities Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$15.80

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized gain on investments and foreign currency	0.02

Total from Investment Operations	0.02

Net Asset Value, End of Period	$15.82
Total return (d)(e)(f)	0.13%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.16%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(0.63)%
Portfolio turnover rate (e)	12%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

76

Financial Highlights – Equity Opportunities Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$15.80

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized gain on investments and foreign currency	0.02

Total from Investment Operations	0.02

Net Asset Value, End of Period	$15.82
Total return (d)(e)(f)	0.13%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.91%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.39)%
Portfolio turnover rate (e)	12%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

77

Financial Highlights – Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60		$9.91	$8.04	$7.71	$5.79	$8.83

Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.07)	(0.04)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.59		0.76	1.91	0.38	1.97	(3.03)

Total from Investment Operations	1.55		0.69	1.87	0.33	1.92	(3.04)

Net Asset Value, End of Period	$12.15		$10.60	$9.91	$8.04	$7.71	$5.79
Total return (b)(c)	14.62	%(d)	6.96%	23.26%	4.28%	33.16%	(34.43)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.19	%(f)	1.20%	1.10%	1.05%	1.05%	1.04%
Waiver/Reimbursement	0.03	%(f)	—	0.13%	0.23%	0.13%	0.17%
Net investment loss (e)	(0.76	)%(f)	(0.68)%	(0.48)%	(0.59)%	(0.74)%	(0.21)%
Portfolio turnover rate	23	%(d)	33%	24%	25%	79%	56%
Net assets, end of period (000’s)	$849,897		$718,424	$552,194	$210,060	$127,231	$73,894

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

78

Financial Highlights – Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$12.18

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments	(0.03)

Total from Investment Operations	(0.03)

Net Asset Value, End of Period	$12.15
Total return (d)(e)(f)	(0.25)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.42%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.36)%
Portfolio turnover rate (e)	23%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

79

Financial Highlights – Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$12.18

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments	(0.03)

Total from Investment Operations	(0.03)

Net Asset Value, End of Period	$12.15
Total return (d)(e)(f)	(0.25)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	2.17%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(2.12)%
Portfolio turnover rate (e)	23%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

80

Financial Highlights – Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$21.61		$19.64	$16.77	$15.75		$10.24		$13.29

Income from Investment Operations:
Net investment income (a)	0.20		0.23	— (b)	0.23		0.03		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.47		1.75	2.90	1.02		5.51		(3.05)

Total from Investment Operations	1.67		1.98	2.90	1.25		5.54		(3.03)

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.01)	(0.03)	(0.23)		(0.03)		(0.02)
From net realized gains	—		— (b)	—	—		—		—

Total Distributions to Shareholders	(0.22)		(0.01)	(0.03)	(0.23)		(0.03)		(0.02)

Net Asset Value, End of Period	$23.06		$21.61	$19.64	$16.77		$15.75		$10.24
Total return (c)	7.77	%(d)(e)	10.07%	17.32%	7.93	%(d)	54.21	%(d)	(22.81	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.12	%(g)	1.13%	1.13%	1.06%		0.99%		1.01%
Waiver/Reimbursement	0.03	%(g)	—	—	0.10%		0.24%		0.14%
Net investment income (f)	1.78	%(g)	1.12%	0.02%	1.42%		0.24%		0.20%
Portfolio turnover rate	4	%(e)	25%	23%	28%		13%		28%
Net assets, end of period (000’s)	$321,636		$294,452	$237,531	$214,844		$186,720		$81,146

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

81

Financial Highlights – Real Estate Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.52		$11.46	$9.30	$9.17	$6.61	$7.10

Income from Investment Operations:
Net investment income (a)	0.07		0.08	0.08	0.17	0.29	0.28
Net realized and unrealized gain (loss) on investments	(1.02)		1.78	3.10	0.68	2.64	(0.52)

Total from Investment Operations	(0.95)		1.86	3.18	0.85	2.93	(0.24)

Less Distributions to Shareholders:
From net investment income	—		(0.08)	(0.19)	(0.22)	(0.31)	(0.25)
From net realized gains	—		(1.66)	(0.83)	(0.50)	(0.06)	—
Return of capital	—		(0.06)	—	—	—	—

Total Distributions to Shareholders	—		(1.80)	(1.02)	(0.72)	(0.37)	(0.25)

Net Asset Value, End of Period	$10.57		$11.52	$11.46	$9.30	$9.17	$6.61
Total return (b)(c)	(8.25	)%(d)	19.36%	36.03%	9.90%	45.65%	(3.49)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(f)	1.25%	1.23%	1.20%	1.20%	1.17%
Waiver/Reimbursement	0.38	%(f)	0.28%	0.29%	0.36%	0.15%	0.06%
Net investment income (e)	1.22	%(f)	0.71%	0.77%	1.89%	3.67%	4.09%
Portfolio turnover rate	41	%(d)	38%	14%	17%	38%	23%
Net assets, end of period (000’s)	$89,892		$152,026	$127,628	$112,889	$122,874	$79,374

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

82

Financial Highlights – Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006		2005		2004		2003
Net Asset Value, Beginning of Period	$19.21		$19.23	$16.14		$14.59		$8.47		$12.19

Income from Investment Operations:
Net investment loss (a)	(0.06)		(0.12)	(0.11)		(0.10)		(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	1.78		1.36	4.09		1.65		6.14		(3.69)

Total from Investment Operations	1.72		1.24	3.98		1.55		6.12		(3.72)

Less Distributions to Shareholders:
From net realized gains	—		(1.26)	(0.89)		—		—		—

Net Asset Value, End of Period	$20.93		$19.21	$19.23		$16.14		$14.59		$8.47
Total return (b)	8.95	%(c)(d)	6.83%	25.37	%(d)	10.62	%(d)	72.26	%(d)	(30.52	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.21	%(f)	1.22%	1.09%		1.05%		0.83%		0.83%
Waiver/Reimbursement	0.03	%(f)	—	0.02%		0.03%		0.15%		0.22%
Net investment loss (e)	(0.54	)%(f)	(0.66)%	(0.64)%		(0.64)%		(0.20)%		(0.31)%
Portfolio turnover rate	35	%(c)	52%	65%		61%		82%		105%
Net assets, end of period (000’s)	$823,980		$694,765	$599,389		$488,221		$352,457		$156,324

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Total return at net asset value assuming all distributions reinvested.
(c)	Not annualized.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

83

Financial Highlights – Small Cap Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$21.11

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments	(0.18)

Total from Investment Operations	(0.18)

Net Asset Value, End of Period	$20.93
Total return (d)(e)(f)	(0.85)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.36%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.34)%
Portfolio turnover rate (e)	35%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

84

Financial Highlights – Small Cap Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$21.11

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments	(0.18)

Total from Investment Operations	(0.18)

Net Asset Value, End of Period	$20.93
Total return (d)(e)(f)	(0.85)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	2.11%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(2.09)%
Portfolio turnover rate (e)	35%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

85

Financial Highlights – Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$54.33		$49.36	$41.40	$37.57		$23.66		$32.63

Income from Investment Operations:
Net investment income	0.49	(a)	0.45 (a)	0.53 (a)	0.34	(a)	0.24		0.17
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.03		5.00	7.88	3.83		13.90		(9.01)

Total from Investment Operations	4.52		5.45	8.41	4.17		14.14		(8.84)

Less Distributions to Shareholders:
From net investment income	(0.35)		(0.48)	(0.45)	(0.34)		(0.23)		(0.13)

Net Asset Value, End of Period	$58.50		$54.33	$49.36	$41.40		$37.57		$23.66
Total return (b)	8.34	(c)(d)	11.14%	20.45%	11.16	%(c)	60.06	%(c)	(27.13	)%(c)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.03	%(f)	1.05%	1.05%	1.07%		0.99%		0.99%
Waiver/Reimbursement	0.03	%(f)	—	—	0.02%		0.15%		0.13%
Net investment income (e)	1.68	%(f)	0.90%	1.18%	0.87%		0.78%		0.65%
Portfolio turnover rate	5	%(d)	13%	12%	8%		4%		16%
Net assets, end of period (000’s)	$8,951,377		$7,767,713	$6,230,754	$4,469,075		$3,244,851		$1,558,721

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Total return at net asset value assuming all distributions reinvested.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

86

Financial Highlights – Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$58.58

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments, foreign currency and written options	(0.08)

Total from Investment Operations	(0.08)

Net Asset Value, End of Period	$58.50
Total return (d)(e)(f)	(0.13)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.24%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(0.10)%
Portfolio turnover rate (e)	5%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

87

Financial Highlights – Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$58.58

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments, foreign currency and written options	(0.08)

Total from Investment Operations	(0.08)

Net Asset Value, End of Period	$58.50
Total return (d)(e)(f)	(0.13)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.99%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(0.86)%
Portfolio turnover rate (e)	5%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

88

Financial Highlights – Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.06		$12.60	$8.73	$7.67	$4.12	$4.95

Income from Investment Operations:
Net investment income	0.11	(a)	0.07 (a)	0.10 (a)	0.12 (a)	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.55		2.16	3.87	1.18	3.55	(0.84)

Total from Investment Operations	3.66		2.23	3.97	1.30	3.60	(0.82)

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.08)	(0.10)	(0.08)	(0.05)	(0.01)
From net realized gains	—		(0.69)	—	(0.16)	—	—

Total Distributions to Shareholders	(0.06)		(0.77)	(0.10)	(0.24)	(0.05)	(0.01)

Net Asset Value, End of Period	$17.66		$14.06	$12.60	$8.73	$7.67	$4.12
Total return (b)(c)	26.07	%(d)	17.98%	45.85%	17.07%	87.57%	(16.62)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.85	%(f)	1.85%	1.81%	1.70%	1.65%	1.61%
Waiver/Reimbursement	0.06	%(f)	0.05%	0.11%	0.20%	0.27%	0.23%
Net investment income (e)	1.37	%(f)	0.50%	1.00%	1.44%	0.81%	0.51%
Portfolio turnover rate	9	%(d)	16%	7%	21%	14%	43%
Net assets, end of period (000’s)	$1,316,885		$1,092,481	$996,666	$433,168	$209,161	$30,049

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

89

Financial Highlights – Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$17.77

Income from Investment Operations:
Net investment income (b)	— (c)
Net realized and unrealized loss on investments and foreign currency	(0.11)

Total from Investment Operations	(0.11)

Net Asset Value, End of Period	$17.66
Total return (d)(e)(f)	(0.62)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.50%
Waiver/Reimbursement (h)	0.05%
Net investment income (g)(h)	0.85%
Portfolio turnover rate (e)	9%
Net assets, end of period (000’s)	$10

(a)	Class A Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

90

Financial Highlights – Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	(Unaudited) Period Ended September 30, 2007 (a)
Net Asset Value, Beginning of Period	$17.77

Income from Investment Operations:
Net investment loss (b)	— (c)
Net realized and unrealized loss on investments and foreign currency	(0.11)

Total from Investment Operations	(0.11)

Net Asset Value, End of Period	$17.66
Total return (d)(e)(f)	(0.62)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	2.25%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(0.10)%
Portfolio turnover rate (e)	9%
Net assets, end of period (000’s)	$10

(a)	Class C Shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Total return at net asset value assuming no contingent deferred sales charge.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

91

Financial Highlights – International Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.06		$16.51	$13.05	$11.28	$6.83	$9.75

Income from Investment Operations:
Net investment income	0.08	(a)	0.09 (a)	0.07 (a)	0.06 (a)	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.68		2.54	3.51	1.71	4.44	(2.99)

Total from Investment Operations	1.76		2.63	3.58	1.77	4.53	(2.89)

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.08)	(0.12)	— (b)	(0.08)	(0.03)

Net Asset Value, End of Period	$20.74		$19.06	$16.51	$13.05	$11.28	$6.83
Total return (c)(d)	9.27	%(e)	16.03%	27.70%	15.71%	66.51%	(29.72)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.50	%(g)	1.50%	1.50%	1.50%	1.38%	1.40%
Waiver/Reimbursement	0.06	%(g)	0.06%	0.08%	0.11%	0.11%	0.17%
Net investment income (f)	0.76	%(g)	0.49%	0.52%	0.52%	0.92%	0.55%
Portfolio turnover rate	17	%(e)	28%	26%	66%	58%	73%
Net assets, end of period (000’s)	$723,284		$636,941	$522,284	$240,322	$130,143	$89,679

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

92

Financial Highlights – Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$11.72		$11.61		$8.88		$8.44		$5.21		$6.68

Income from Investment Operations:
Net investment income (loss)	0.02	(a)	—	(a)(b)	0.02	(a)	0.03	(a)	0.01		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.81		0.50		2.82		0.42		3.22		(1.43)

Total from Investment Operations	1.83		0.50		2.84		0.45		3.23		(1.42)

Less Distributions to Shareholders:
From net investment income	—		—		(0.11)		(0.01)		—		(0.05)
From net realized gains	—		(0.39)		—		—		—		—

Total Distributions to Shareholders	—		(0.39)		(0.11)		(0.01)		—		(0.05)

Net Asset Value, End of Period	$13.55		$11.72		$11.61		$8.88		$8.44		$5.21
Total return (c)	15.61	%(d)(e)	4.40%		32.35	%(d)	5.32	%(d)	62.00	%(d)	(21.44	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.60	%(g)	1.61%		1.59%		1.50%		1.45%		1.51%
Interest expense	—	%(g)(h)	—		—		—		—		—
Net expenses (f)	1.60	%(g)	1.61%		1.59%		1.50%		1.45%		1.51%
Waiver/Reimbursement	0.03	%(g)	—		0.03%		0.14%		0.13%		0.15%
Net investment income (loss) (f)	0.31	%(g)	(0.04)%		0.22%		0.35%		0.20%		0.15%
Portfolio turnover rate	20	%(e)	92%		68%		90%		58%		73%
Net assets, end of period (000’s)	$211,963		$213,132		$243,964		$134,579		$114,830		$27,330

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

See Notes to Financial Statements.

93

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

Note 1. Organization

Excelsior Funds, Inc. (“Excelsior Fund”) is organized as a Maryland Corporation. Excelsior Funds Trust (the “Trust”) is organized as a Delaware business trust. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Information presented in these financial statements pertains to the following funds (individually referred to as a “Fund”, collectively referred to as the “Funds”):

Excelsior Fund:

Blended Equity Fund

Energy and Natural Resources Fund

Large Cap Growth Fund

Real Estate Fund

Small Cap Fund

Value and Restructuring Fund

Emerging Markets Fund

International Fund

Pacific/Asia Fund

The Trust:

Equity Income Fund

Equity Opportunities Fund

Mid Cap Value and Restructuring Fund

Each Fund is diversified, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Investment Objectives

Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities. Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins. Equity Income Fund seeks total return on its assets through capital appreciation and income. Equity Opportunities Fund and International Fund each seeks total return on its assets through long-term capital appreciation. Large Cap Growth Fund seeks superior, long-term capital appreciation by investing in larger companies whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. Mid Cap Value and Restructuring Fund and Value and Restructuring Fund each seeks long-term capital appreciation by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and

94

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

other companies principally engaged in the real estate business. Small Cap Fund, Emerging Markets Fund and Pacific/Asia Fund each seeks long-term capital appreciation.

Fund Shares

Excelsior Fund is authorized to issue up to 42.5 billion shares of common stock with a par value of $0.001 per share. Authorized capital currently offered for each Fund is as follows: 2.25 billion shares of Blended Equity Fund; 3.0 billion shares each of Large Cap Growth Fund and Emerging Markets Fund; 2.5 billion shares each of Energy and Natural Resources Fund and Small Cap Fund; 3.5 billion shares of Value and Restructuring Fund; 1.0 billion shares of Pacific/Asia Fund; 1.375 billion shares of International Fund; and 500 million shares of Real Estate Fund. The Trust may issue an unlimited number of shares of beneficial interest of each class of each Fund, with a par value of $0.00001.

Blended Equity Fund, Real Estate Fund, International Fund and Pacific/Asia Fund each offers one class of shares: Shares. Equity Income Fund offers two classes of shares: Shares and Retirement Shares. Energy and Natural Resources Fund offers three classes of shares: Shares, Class A Shares and Class C Shares. Mid Cap Value and Restructuring Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. Equity Opportunities Fund and Emerging Markets Fund offer four classes of shares: Shares, Class A Shares, Class C Shares and Institutional Shares. Small Cap Fund offers four classes of shares: Shares, Class A Shares, Class C Shares and Retirement Shares. Large Cap Growth Fund and Value and Restructuring Fund offer five classes of shares: Shares, Class A Shares, Class C Shares, Institutional Shares and Retirement Shares. The Class A Shares and Class C Shares commenced operations on September 28, 2007 and commenced public offering of shares on October 1, 2007. The financial highlights of the Institutional Shares and Retirement Shares of the Funds are presented separately.

Shares, Institutional Shares and Retirement Shares are offered continuously at net asset value. There are certain restrictions on the purchase of Institutional Shares and Retirement Shares, as described in the Funds’ prospectuses. Class A Shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A Shares purchased without an initial sales charge in accounts aggregating from $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class C Shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

95

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Security Valuation

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their “fair value” using procedures approved by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. If a security is valued at fair value such value is likely to be different from the last quoted market price for the security.

96

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Certain Funds may write call and put options on securities they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When the Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases

97

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds’ investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

98

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for each Fund except Emerging Markets Fund, International Fund and Pacific/Asia Fund, which declare and pay dividends semi-annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the organizational documents of Excelsior Fund and the Trust, and by contract, the Board of Directors with regard to Excelsior Fund, and the Board of Trustees with regard to the Trust, are indemnified against certain liabilities that may arise out of actions relating to their duties to Excelsior Fund and the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

99

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 3. Federal Income Tax Information

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Blended Equity Fund	$3,124,137	$61,776,418	$—
Energy and Natural Resources Fund	39,548,106	58,470,040	—
Equity Income Fund	4,109,901	—	—
Equity Opportunities Fund	1,277,288	—	—
Large Cap Growth Fund	—	—	—
Mid Cap Value and Restructuring Fund	97,283	7,547	—
Real Estate Fund	950,031	18,297,188	817,973
Small Cap Fund	2,271,022	41,311,258	—
Value and Restructuring Fund	67,856,329	—	—
Emerging Markets Fund	7,542,032	51,557,835	—
International Fund	2,551,050	—	—
Pacific/Asia Fund	—	7,507,933	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Blended Equity Fund	$202,175,600	$(2,815,329)	$199,360,271
Energy and Natural Resources Fund	98,251,168	(9,672,232)	88,578,936
Equity Income Fund	50,172,694	(1,606,312)	48,566,382
Equity Opportunities Fund	98,827,567	(11,693,053)	87,134,514
Large Cap Growth Fund	229,089,580	(23,403,331)	205,686,249
Mid Cap Value and Restructuring Fund	148,178,220	(10,740,360)	137,437,860
Real Estate Fund	16,134,694	(1,295,246)	14,839,448
Small Cap Fund	244,409,519	(16,525,788)	227,883,731
Value and Restructuring Fund	3,535,111,311	(280,207,107)	3,254,904,204
Emerging Markets Fund	606,755,147	(11,611,022)	595,144,125
International Fund	203,419,865	(24,620,951)	178,798,914
Pacific/Asia Fund	49,076,614	(9,038,659)	40,037,955

100

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expires March 31,
	2010	2011	2012	2013	2014	2015	Total
Equity Opportunities Fund	$—	$—	$—	$—	$880,333	$2,193,825	$3,074,158
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Fund	—	41,230,170	15,141,185	—	—	—	56,371,355

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that exceeds fifty percent of the amount likely to be realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Effective July 1, 2007, U.S. Trust became a wholly owned subsidiary of the Bank of America Corporation (“BOA”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

101

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For its services, the Advisor receives an investment advisory fee, computed daily and paid monthly, based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Blended Equity Fund	0.75%
Energy and Natural Resources Fund	0.60%
Equity Income Fund	0.75%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Real Estate Fund	1.00%
Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Fund	1.00%
Pacific/Asia Fund	1.00%

Administration Fee

Effective July 1, 2007, Columbia Management Advisors, LLC (“Columbia”) serves as the administrator of the Funds. Columbia is an indirect, wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA and BISYS Fund Services Ohio, Inc. (“BISYS”) served as the administrators of the Funds under the same fee structure.

Columbia is entitled to an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund, series of Excelsior Fund or the Trust), at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Columbia is entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of Emerging Markets Fund, International Fund, Pacific/Asia Fund (each a separate series of Excelsior Fund) (collectively, the “international equity series”).

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for each Fund at the annual rate of 0.05% of average daily net assets. Columbia, at its discretion, may revise or discontinue

102

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

this arrangement at any time. For the six months ended September 30, 2007, the effective administration fee rate before the reduction for pricing and bookkeeping fees and net of voluntary expense waivers, as a percentage of each Fund’s average net assets, was 0.13% for each Fund with the exception of the international equity series of Excelsior Fund and the Trust, which was 0.18%.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Blended Equity Fund	$224,558	$24,825
Energy and Natural Resources Fund	345,989	43,624
Equity Income Fund	133,872	14,343
Equity Opportunities Fund	209,320	24,218
Large Cap Growth Fund	434,339	53,449
Mid Cap Value and Restructuring Fund	195,276	21,615
Real Estate Fund	58,311	4,017
Small Cap Fund	424,975	53,659
Value and Restructuring Fund	4,990,424	648,811
Emerging Markets Fund	994,812	138,116
International Fund	549,244	72,182
Pacific/Asia Fund	167,503	19,791

Pricing and Bookkeeping Fees

Effective September 17, 2007, the Funds entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective September 17, 2007, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly, plus a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective September 17, 2007, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

103

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Funds, and USTA was responsible for oversight of these functions. On July 1, 2007, Columbia assumed responsibility from USTA for oversight of the activities performed by BISYS. BISYS was responsible for providing services to the Funds through September 16, 2007.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates for each Fund under these agreements were $505 and $505, respectively.

Transfer Agent Fee

Effective September 17, 2007, Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Prior to September 17, 2007, BFDS served as the transfer agent for the Funds’ shares.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period September 17, 2007 through September 30, 2007, the total amounts paid and payable to affiliates by the Funds under this agreement were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Blended Equity Fund	$2,740	$2,740
Energy and Natural Resources Fund	13,501	13,501
Equity Income Fund	319	319
Equity Opportunities Fund	413	413
Large Cap Growth Fund	3,167	3,167
Mid Cap Value and Restructuring Fund	3,057	3,057
Real Estate Fund	1,364	1,364
Small Cap Fund	9,364	9,364
Value and Restructuring Fund	79,159	79,159
Emerging Markets Fund	14,044	14,044
International Fund	2,721	2,721
Pacific/Asia Fund	846	846

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Shareholder Servicing Fee

The Funds have entered into shareholder servicing agreements with various service organizations which include USTA. The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who hold shares of the Funds.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Blended Equity Fund	$376,465	$59,726
Energy and Natural Resources Fund	177,243	29,735
Equity Income Fund	284,949	44,682
Equity Opportunities Fund	365,923	61,307
Large Cap Growth Fund	778,970	132,290
Mid Cap Value and Restructuring Fund	245,599	38,544
Real Estate Fund	79,233	11,298
Small Cap Fund	654,098	110,912
Value and Restructuring Fund	1,585,978	253,339
Emerging Markets Fund	499,316	83,024
International Fund	756,281	123,363
Pacific/Asia Fund	219,171	33,938

Distribution and Service Fees

Effective September 17, 2007, Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Funds’ shares. Through July 31, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor of the Funds’ shares. On August 1, 2007, Foreside Distribution Services, L.P. served as distributor until September 16, 2007.

Certain Funds have adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits the Funds to compensate and/or reimburse the Distributor monthly for services that are intended to result in the sale of certain classes’ shares. Equity Income Fund, Equity Opportunities Fund and Mid Cap Value and Restructuring Fund, which have adopted a Distribution Plan for the Shares Class of the Funds, may pay distribution fees in an amount not to exceed the annual rate of 0.25% of the average daily net assets applicable to each Fund’s Shares Class. Fees are not currently being paid under the Distribution Plan with respect to the Shares Class. Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund, which have adopted a Distribution Plan for the Retirement Shares of the Funds, may pay distribution fees in an amount not to exceed the annual rate at 0.50% of the average daily net assets applicable to each Fund’s Retirement Shares.

105

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

The Funds have adopted a combined shareholder servicing and distribution plan for the Class A Shares of the Funds. Fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A Shares of each Fund. The Funds have also adopted a shareholder servicing plan and a Distribution Plan for the Class C Shares of the Funds. Fees are calculated at the annual rates of 0.25% and 0.75%, respectively, of the average daily net assets of the Class C Shares of each Fund.

Fees Paid to Officers and Trustees

The Board of Trustees/Directors may include people who are officers and/or trustees of other fund families affiliated with the investment advisor. The Funds did not pay any of the interested persons for their service as Trustees/Directors, but did pay non-interested persons (independent trustees), as noted in the Statements of Operations.

Expense Limits and Fee Waivers

The Advisor has contractually agreed to waive fees or reimburse expenses through July 31, 2008, so that the expenses incurred by each Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

	Shares	Class A Shares	Class C Shares	Institutional Shares	Retirement Shares
Blended Equity Fund	1.10%	—	—	—	—
Energy and Natural Resources Fund	1.25%	1.36%	2.11%	—	—
Equity Income Fund	1.10%	—	—	—	1.60%
Equity Opportunities Fund	1.05%	1.16%	1.91%	0.80%	—
Large Cap Growth Fund	1.20%	1.31%	2.06%	0.95%	1.70%
Mid Cap Value and Restructuring Fund	1.14%	—	—	0.89%	1.64%
Real Estate Fund	1.25%	—	—	—	—
Small Cap Fund	1.25%	1.36%	2.11%	—	1.75%
Value and Restructuring Fund	1.14%	1.25%	2.00%	0.89%	1.64%
Emerging Markets Fund	1.85%	1.96%	2.71%	1.60%	—
International Fund	1.50%	—	—	—	—
Pacific/Asia Fund	1.65%	—	—	—	—

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 5. Portfolio Information

For the six months ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Blended Equity Fund	$17,993,824	$53,095,729
Energy and Natural Resources Fund	671,154,554	575,319,844
Equity Income Fund	14,928,429	32,254,979
Equity Opportunities Fund	79,328,993	45,219,507
Large Cap Growth Fund	206,389,492	178,370,279
Mid Cap Value and Restructuring Fund	25,982,805	13,336,796
Real Estate Fund	43,255,951	98,722,003
Small Cap Fund	318,595,424	261,032,530
Value and Restructuring Fund	957,697,128	419,229,579
Emerging Markets Fund	104,328,781	116,919,241
International Fund	144,354,480	113,223,499
Pacific/Asia Fund	42,170,107	68,017,349

Note 6. Redemption In-Kind

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of a Fund’s shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from realized gain (loss) to paid-in capital in excess of par value.

Note 7. Line of Credit

Effective September 17, 2007, the Funds and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. Borrowings are available for temporary or emergency purposes. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan.

Prior to September 17, 2007, the Funds participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase, under similar borrowing terms.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For the six months ended September 30, 2007, the average daily loan balance outstanding on days where borrowing existed and the weighted average interest rates for the Fund that participated in these agreements were as follows:

	Average Borrowings	Weighted Average Interest Rates
Equity Income Fund	$1,000,000	5.525%
Pacific/Asia Fund	$1,250,000	5.266%

Note 8. Redemption Fees

Each Fund may assess, subject to limited exceptions, a 2.00% redemption fee on shares that are redeemed within 60 days of their purchase. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Prior to August 1, 2007, the redemption fee was assessed, subject to limited exceptions, on Fund shares redeemed within 30 days of their purchase. For the six months ended September 30, 2007, the Funds assessed redemption fees as follows:

Redemption Fees
Blended Equity Fund	$94
Energy and Natural Resources Fund	4,330
Equity Opportunities Fund	24
Large Cap Growth Fund	8,815
Mid Cap Value and Restructuring Fund	37
Real Estate Fund	12
Value and Restructuring Fund	15,915
Emerging Markets Fund	3,071
International Fund	221
Pacific/Asia Fund	2

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 9. Concentration of Ownership

As of September 30, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein is as follows:

	Number of Shareholders	% of Shares Outstanding
Blended Equity Fund	2	66.4
Energy and Natural Resources Fund	2	51.6
Equity Income Fund	1	92.2
Equity Opportunities Fund	2	94.7
Large Cap Growth Fund	2	85.1
Mid Cap Value and Restructuring Fund	2	74.2
Real Estate Fund	2	71.5
Small Cap Fund	2	68.2
Value and Restructuring Fund	3	52.9
Emerging Markets Fund	2	61.5
International Fund	2	90.6
Pacific/Asia Fund	2	87.6

Note 10. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Pacific/Asia Fund’s investments are concentrated in countries located in the Pacific and Far East, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Sector Focus

Certain Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are less concentrated.

Issuer Focus

Certain Funds are non-diversified. These Funds may invest a greater percentage of their total assets in the securities of fewer issuers than diversified funds. The Funds may, therefore, have a greater risk of loss from a few issuers than similar funds that invests more broadly.

Note 11. Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the advisers’ ability to provide investment management services to the Companies.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 12. Reorganization of the Funds

The Boards of Directors/Trustees of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the “Board”) have approved proposals, described below, that are part of a larger integration of the Excelsior Fund complex and the Columbia Funds complex. Generally, these proposals involve the reorganization of certain Excelsior Funds into newly formed Columbia Funds that will be series of a different legal entity governed by a different board than the Excelsior Funds, and will be managed by Columbia Management Advisors, LLC, an affiliate of the current advisers to the Excelsior Funds. The portfolio managers of the Excelsior Funds immediately before such reorganizations are expected to be the same portfolio managers of the newly formed Columbia Funds immediately after such reorganizations.

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Excelsior Fund”) into a corresponding newly formed shell fund listed in the right column below (each, a “Newly Formed Fund”) as shown in the chart below, subject to approval by the shareholders of the Excelsior Fund. If the shareholders of each Excelsior Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Excelsior Fund will be transferred to the corresponding Newly Formed Fund and shareholders of the Excelsior Fund will receive shares of a designated class of the corresponding Newly Formed Fund in exchange for their shares. For each Excelsior Fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Newly Formed Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Newly Formed Fund. Shareholders of each Excelsior Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Excelsior Fund	Newly Formed Fund
Blended Equity Fund	Columbia Blended Equity Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
International Fund	Columbia International Growth Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value & Restructuring Fund	Columbia Value and Restructuring Fund
Core Bond Fund	Columbia Bond Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

The Board has also approved proposals, described below, that involve the reorganization of certain Excelsior Funds into Columbia Funds that are series of different legal entities governed by a different board than the Excelsior Funds, and are managed by Columbia Management Advisors, LLC.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Acquired Fund”) into a corresponding acquiring fund listed in the right column below (each, an “Acquiring Fund”) as shown in the chart below, subject to approval by the shareholders of the Acquired Fund. If the shareholders of an Acquired Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of the Acquired Fund will receive shares of a designated class of the corresponding Acquiring Fund in exchange for their shares. For each Acquired Fund, except the money market funds, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Acquiring Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Acquiring Fund. For each Acquired Fund that is a money market fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Trust Class shares of the corresponding Acquiring Fund. Shareholders of each Acquired Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008, except for Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund which are currently expected to be held in the second quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Acquired Fund	Acquiring Fund
Equity Income Fund	Columbia Dividend Income Fund
Real Estate Fund	Columbia Real Estate Equity Fund
International Equity Fund	International Fund
Short-Term Government Securities Fund	Columbia Short Term Bond Fund
Short-Term Tax-Exempt Securities Fund	Columbia Short Term Municipal Bond Fund
High Yield Fund	Columbia High Yield Opportunity Fund
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
California Short-Intermediate Term Tax-Exempt Income Fund	Columbia California Intermediate Municipal Bond Fund
Treasury Money Fund	Columbia Government Reserves
Government Money Fund	Columbia Government Plus Reserves
Money Fund	Columbia Cash Reserves
Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves
New York Tax-Exempt Money Fund	Columbia New York Tax-Exempt Reserves

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party to the advisory agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s board of directors or trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

At a meeting held on September 27th and 28th 2007, the Board of Directors/Trustees (the “Board”) of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (each a “Company” and, together, the “Companies”), including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreements (the “Advisory Agreements”) by and between each Company and UST Advisers, Inc. and U.S. Trust New York Asset Management Division, a division of United States Trust Company, National Association (together, “U.S. Trust”) with respect to each series of each Company (each, a “Fund”).

In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by U.S. Trust and its affiliates, which included information about the operations and personnel of U.S. Trust, as well as the personnel and operations of its affiliates. In this regard, the Board received information about the large mutual fund business of Columbia Management Advisors, LLC and its affiliates (together, “Columbia”), which are, together with U.S. Trust, all under the control of Bank of America Corporation, and how the resources dedicated to the Columbia mutual fund business affect the Funds. The Board also received extensive information that was provided by or derived from information prepared by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also received a memorandum from counsel regarding the responsibilities of the Board for the approval of the Advisory Agreements. In addition, the Independent Directors received advice from independent counsel to the Independent Directors, met in executive session outside the presence of Company management and U.S. Trust personnel and participated in question and answer sessions with representatives of U.S. Trust.

The Board’s approval of the continuation of the Advisory Agreements was based on the consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the meetings, including:

Nature, Extent and Quality of Services.    The Board considered the nature, extent and quality of the services provided by U.S. Trust to the Funds under the Advisory Agreements and the resources of U.S. Trust and their affiliates, including Columbia, dedicated to the Funds. In this regard, the Board evaluated, among other things, U.S. Trust’s personnel, experience, performance history of various products, and compliance program. The Board considered that U.S. Trust and Columbia provide

113

substantial administrative, accounting and compliance services and provide oversight of third party service providers to the Funds. The Board considered representations of U.S. Trust that U.S. Trust and Columbia have allocated substantial resources and personnel, and have made significant financial expenditures and commitments, to the investment management and other operations of the Funds. The Board also considered the nature and quantity of additional resources that have been dedicated to the operations of the Funds since U.S. Trust had become affiliated with Columbia. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by U.S. Trust to the Funds and the resources of the U.S. Trust and its affiliates dedicated to the Funds supported the renewal of the Advisory Agreements.

Fund Performance.    The Board considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Board considered each Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Board considered the composition of the peer groups, selection criteria and the reputation of third party providers who provided data for the peer group analysis. In evaluating the performance of each Fund, the Board considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, each Fund’s absolute performance was consistent with expectations for its investment methodology. The Board further considered the level of Fund performance in the context of its review of Fund expenses and U.S. Trust’s profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by U.S. Trust that were reasonable and consistent with the Fund’s investment objective and policies; (3) that each Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that U.S. Trust has taken or is taking steps designed to help improve the Fund’s investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported the renewal of the Advisory Agreements.

Fund Expenses.    With respect to the Funds’ expenses, the Board considered the rate of compensation called for by the Advisory Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated based on objective factors. The Board noted that with respect to the Funds, U.S. Trust had contractually committed to waive a portion of its fee and/or reimburse the Funds for a portion of their expenses to limit the Funds’ total operating expenses. In evaluating this information, the Board considered the nature and scope of services provided to the Funds. The Board also reviewed the fees charged by U.S. Trust to provide advisory services to other types of accounts with substantially similar investment objectives as the Funds and the differences in services and risks involved in managing such other accounts, including differences relating to compliance and regulatory burdens. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreements.

Profitability.    With regard to profitability, the Board considered the compensation flowing to U.S. Trust and its affiliates, directly or indirectly. In this connection, the Board reviewed management’s

114

profitability analyses. The Board also considered any other benefits derived by U.S. Trust from its relationship with the Funds, such as whether, by virtue of its management of the Funds, it obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to U.S. Trust and its affiliates, the Board considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of U.S. Trust is reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale.    The Board considered the existence of any economies of scale and whether those economies are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by U.S. Trust. In this regard, and consistent with their consideration of fund expenses, the Board considered that U.S. Trust has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Board also reviewed asset flows in the Funds, noting that a relatively few number of Funds had experienced significant asset growth, while most of the Funds had experienced only moderate growth, if any. After reviewing such information, the Board determined not to seek advisory fee breakpoints at this time. The Board noted that it would continue to monitor the growth in assets of the Funds as compared to expenses and asked U.S. Trust and Columbia to continue to monitor the Funds’ expenses and asset sizes in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreements and concluded that the compensation under the Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

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PROXY VOTING RESULTS

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100

IMPORTANT INFORMATION ABOUT THIS REPORT

Excelsior Equity Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Excelsior Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management. USTA, USTNA and Columbia Management Distributor, Inc. are affiliates of Bank of America Corporation.

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/136215-0907 (11/07) 07/46190

FIXED INCOME FUNDS

SEMI ANNUAL REPORT

September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Excelsior Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Excelsior Fund. References to specific securities should not be constructed as a recommendation or investment advice.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

LETTER TO SHAREHOLDERS

Dear Shareholder:

Allow me to take this opportunity to formally welcome you to the Columbia Funds family. In July, U.S. Trust Advisors was acquired by Bank of America (parent company of Columbia Management Group). The Excelsior Funds are now distributed by Columbia Management Distributors, Inc. The combined organization is committed to delivering unparalleled wealth management solutions and building deep, lasting relationships with our shareholders.

Your Excelsior Funds account will be serviced by Columbia Management Services, Inc., an experienced service provider in the industry. This team will process transactions, generate account statements and support your ongoing servicing needs.

As we complete the integration over the next several months, you will gain access to a broad array of investment choices including money market investments, mutual funds and 529 plans. Throughout this period of change, our goal is to ensure a smooth transition and provide services that we hope will exceed your expectations. We recommend you visit our website: www.columbiafunds.com for more information about our products and services. Those of you who receive your statements directly from Columbia Management can also register for on-line account access, which allows you to check your account balance, change your distribution options and make other account transactions. If you receive statements from your brokerage firm, please check with your financial advisor for service availability.

There’s a lot to know about Columbia Management

With $709.9 billion under management and a history that dates to the early 1900s, Columbia Management and its affiliates make up one of the nation’s largest and most experienced asset management companies.1 We offer a comprehensive array of investment solutions, including equity, fixed-income and cash strategies. Our diverse investment solutions and our focus on the needs of our clients make Columbia Management the advisor of choice for individual, institutional and high-net-worth investors.

Welcome to Columbia Management. Thank you for your business — we’re pleased to have you as a customer.

Sincerely,

Christopher L. Wilson

President, Excelsior Funds

2

About Christopher L. Wilson

Chris Wilson is head of mutual funds for Columbia Management, responsible for the day-to-day delivery of mutual fund products and services to the firm’s investors. With the exception of distribution, Mr. Wilson oversees all aspects of the mutual fund services operation including treasury, investment accounting, product development and shareholder and broker services. Mr. Wilson serves as Columbia Management’s chief liaison to the mutual fund boards of trustees. He joined Columbia Management in 2004 and has been a member of the investment community since 1980.

Columbia Management Group, LLC (“Columbia Management”) is the investment management arm of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

[1]

Columbia Management and its affiliates comprise the wealth and investment management division of Bank of America Corporation. As of September 30, 2007, Columbia Management and its affiliates managed assets of $709.9 billion. Columbia Management and its affiliates’ managed assets consist of assets under the discretionary management of the registered investment advisors, Columbia Management Advisors, LLC ($377.9 billion), Columbia Wanger Asset Management, L.P. ($38.5 billion) and Marsico Capital Management, LLC ($103.4 billion); U.S. Trust, Bank of America Private Wealth Management; Banc of America Investment Services, Inc.; Banc of America Investment Advisors, Inc.; Bank of America Capital Advisors, LLC; Premier Banking & Investments, and United States Trust, National Association, including its subsidiary, UST Advisers, Inc. ($116.5 billion).

5

Understanding Your Expenses — California Short-Intermediate Term Tax-Exempt Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
04/01/07 – 09/30/07
Shares	1,000.00	1,000.00	1,019.30	1,022.50	2.52	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Understanding Your Expenses — Core Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,019.90	1,020.50	4.54	4.55	0.90

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

7

Understanding Your Expenses — High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,000.85	1,019.75	5.25	5.30	1.05

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Understanding Your Expenses — Intermediate-Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,020.80	1,021.25	3.79	3.79	0.75

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Understanding Your Expenses — Intermediate-Term Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,013.10	1,021.75	3.27	3.29	0.65

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Understanding Your Expenses — Long-Term Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,002.10	1,021.00	4.00	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

11

Understanding Your Expenses — New York Intermediate-Term Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,013.40	1,021.00	4.03	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

12

Understanding Your Expenses — Short-Term Government Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,025.70	1,021.30	3.75	3.74	0.74

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the administrator not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Understanding Your Expenses — Short-Term Tax-Exempt Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Shares	1,000.00	1,000.00	1,018.00	1,022.00	3.03	3.03	0.60

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

California Short-Intermediate Term Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — 80.05%
$1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBAC)	5.00%	10/01/13	$1,615,485
2,000,000	Bay Area, California, Infrastructure Financing Authority State Payment Acceleration Notes, (FGIC)	5.00	08/01/17	2,148,780
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,047,200
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,045,880
1,500,000	California State Department of Water Resources Water Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	1,565,100
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,097,520
2,000,000	California State General Obligation Bonds,	5.00	02/01/11	2,087,960
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,068,410
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,077,560
3,000,000	California Statewide Communities Development Authority Revenue Bonds, John Muir Health, Series A	5.00	08/15/17	3,148,560

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15%	08/01/09	$1,047,610
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,010,620
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,035,996
355,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	355,334
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,637,515
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,071,630
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,024,750
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,071,350
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,034,310

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

``Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50%	06/15/12	$1,044,390
1,150,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC)	6.20	02/14/11	1,241,735
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,054,160
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,055,910
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,001,340
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,054,170
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,072,740
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,190,710
1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bonds, (FSA)	4.00	08/15/12	1,022,220
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,091,856

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25%	07/01/09	$1,022,820

	TOTAL TAX-EXEMPT SECURITIES (Cost $40,895,258)			41,043,621

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(a) – 12.23%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @101)	5.00	10/01/26	2,132,560
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @100)	5.25	12/01/17	1,083,110
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @101)	5.00	05/01/14	3,057,180

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $6,353,897)			6,272,850

Shares
REGISTERED INVESTMENT COMPANIES – 4.78%
1,219,510	BlackRock California Money Fund (7 day yield of 3.63%)			1,219,510
1,232,718	Federated California Money Fund (7 day yield of 3.52%)			1,232,718

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2,452,228)			2,452,228

TOTAL INVESTMENTS (Cost $49,701,383)(b)	97.06%	$49,768,699
OTHER ASSETS IN EXCESS OF LIABILITIES	2.94	1,506,274

NET ASSETS	100.00%	$51,274,973

(a)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(b)	Cost for federal income tax purposes is $49,701,383.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

See Notes to Financial Statements.

16

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	67.86	$34,794,615
Prerefunded	12.23	6,272,850
General Obligation Bonds	10.13	5,193,096
Registered Investment Companies	4.78	2,452,228
Certificates of Participation	2.06	1,055,910

Total Investments	97.06	$49,768,699
Other Assets in Excess of Liabilities	2.94	1,506,274

Net Assets	100.00	$51,274,973

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET-BACKED SECURITIES — 2.34%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1A B(a)	5.50%	04/20/10	$4,189,576
2,015,000	Capital Auto Receivables Asset Trust, 2007-3 A4	5.00	03/17/14	2,020,575
6,765,000	Citibank Credit Card Issuance Trust, 2003-A10	4.75	12/10/15	6,588,500

	TOTAL ASSET-BACKED SECURITIES (Cost $12,779,089)			12,798,651

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.99%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.00%
435,193	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10 15A1(b)	4.60	01/25/35	433,167
1,794,354	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.45	12/25/34	1,768,065
1,671,274	Countrywide Alternative Loan Trust, 2004-16CB 1A2	6.00	10/25/34	1,655,085
2,550,697	Countrywide Alternative Loan Trust, 2004-22CB 1A1	5.50	07/25/34	2,529,217
6,648,497	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.70	08/25/34	6,659,512
7,238,080	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.14	09/25/35	7,153,469
10,195,682	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(b)	3.99	12/25/34	10,079,593
2,647,086	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.54	02/25/35	2,616,011

				32,894,119

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.43%
2,306,295	2333 UZ	6.50	07/15/31	2,340,141

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.56%
3,080,000	2003-17 QT	5.00	08/25/27	3,075,934

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,670,456)			38,310,194

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.60%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	8.07%	04/14/29	$4,397,171
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,409,425
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3	5.52	09/11/41	5,006,421
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	983,412
6,775,000	GE Capital Commerical Mortgage Corp., 2000-1 Cl(b)	6.73	01/15/33	7,110,024
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	7.06	05/15/33	1,821,061
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1(b)	5.32	06/10/36	3,425,221
13,080,000	GS Mortgage Securities Corp. II, 2007-GG10 A4(b)	5.99	08/10/45	13,302,550
5,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3(b)	6.16	08/12/49	5,838,328
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C(b)	7.50	10/15/33	3,362,340
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,215,146
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.62	03/15/30	6,286,130
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002- C1 A4	6.29	04/15/34	4,408,559
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,551,734
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,091,863

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3(b)	5.23%	07/15/41	$3,908,339
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(b)	5.09	07/15/42	17,834,208

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $91,058,408)			90,951,932

CORPORATE BONDS — 18.56%
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,577,595
5,700,000	Bank One Corp.	7.88	08/01/10	6,098,567
6,000,000	Barclays Bank PLC(a)(b)	5.93	12/31/49	5,692,542
1,620,000	Bear Stearns Co., Inc.	5.70	11/15/14	1,586,030
5,520,000	Bottling Group LLC	5.50	04/01/16	5,527,397
2,300,000	British Telecommunications PLC	9.13	12/15/30	3,045,665
2,715,000	Caterpillar Financial Services Corp.	5.85	09/01/17	2,739,723
265,000	Caterpillar, Inc.	5.70	08/15/16	264,432
5,715,000	Citigroup, Inc.	5.25	02/27/12	5,713,794
2,600,000	Comcast Cable Holdings LLC	9.80	02/01/12	3,009,373
1,441,000	Daimler Chrysler N.A. Holding Corp.	7.20	09/01/09	1,492,657
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,000,464
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,403,247
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,836,244
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,685,319
1,400,000	General Electric Capital Corp.	5.00	11/15/11	1,393,676
1,695,000	General Electric Capital Corp.	5.88	02/15/12	1,739,592
2,995,000	General Electric Capital Corp.	6.00	06/15/12	3,088,279
2,710,000	General Mills, Inc.	5.65	09/10/12	2,734,127
1,185,000	Georgia Power Co.	5.70	06/01/17	1,184,983
5,834,000	HSBC Finance Corp.	8.00	07/15/10	6,260,979
2,000,000	Morgan Stanley	6.75	04/15/11	2,090,260

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$685,000	Nisource Finance Corp.	5.25%	09/15/17	$635,762
3,825,000	Oracle Corp.	5.25	01/15/16	3,724,552
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,125
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/29/49	4,210,375
1,670,000	Sprint Capital Corp.	8.75	03/15/32	1,915,054
4,100,000	Target Corp.	5.88	07/15/16	4,099,832
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,322,247
5,000,000	UBS Preferred Funding Trust I(b)	8.62	10/29/49	5,430,315
1,600,000	UnitedHealth Group, Inc.(a)	6.00	06/15/17	1,598,685
3,050,000	Virginia Electric & Power Co.	5.95	09/15/17	3,045,581
1,735,000	Wal Mart Stores, Inc.	5.00	04/05/12	1,719,763
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,371,334
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,156,892
950,000	Xerox Corp.	6.40	03/15/16	961,751

	TOTAL CORPORATE BONDS (Cost $101,964,345)			101,746,213

TAX-EXEMPT SECURITY — 0.31%
1,590,000	Massachusetts Bay Transportation Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,712,414

	TOTAL TAX-EXEMPT SECURITY (Cost $1,751,974)			1,712,414

U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.97%
	FREDDIE MAC — 0.51%
2,440,000		6.25	07/15/32	2,772,208

	RESOLUTION FUNDING CORPORATION — 0.46%
4,851,000	Principal Only STRIPS(d)	0.00	07/15/20	2,541,614

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,007,684)			5,313,822

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 41.62%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.35%
6,057,871	Pool # 1G1898 ARM(b)	5.88	06/01/36	6,094,407
2,387,637	Pool # A20105	5.00	04/01/34	2,283,536
8,977,710	Pool # A47411	4.50	10/01/35	8,341,565
2,071,262	Pool # A48132	7.00	12/01/35	2,139,598
1,987,638	Pool # A58455	5.50	03/01/37	1,946,266

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — (continued)
$5,209,078	Pool # B19861	4.50%	08/01/20	$5,014,833
2,583,561	Pool # C01811	5.00	04/01/34	2,470,917
129,482	Pool # C71221	5.00	09/01/32	124,110
18,495	Pool # C74339	5.00	12/01/32	17,727
160,127	Pool # C74469	5.00	12/01/32	153,483
31,925	Pool # C74676	5.00	12/01/32	30,601
2,134,641	Pool # E96460	5.00	05/01/18	2,098,354
4,327,452	Pool # G01842	4.50	06/01/35	4,020,816
16,863,586	Pool # G18105	5.00	03/01/21	16,534,190
2,322,051	Pool # J01383	5.50	03/01/21	2,315,556
3,243,972	Pool # J02497	4.50	09/01/20	3,123,006

				56,708,965

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 29.41%
177,052	Pool # 251502	6.50	02/01/13	181,844
75,060	Pool # 252806	7.50	10/01/29	78,688
1,093,661	Pool # 255896	6.50	08/01/35	1,114,884
4,787,145	Pool # 256269	5.50	06/01/36	4,689,820
9,803,967	Pool # 357824	5.50	06/01/35	9,614,491
1,218,929	Pool # 387203	4.80	01/01/12	1,208,980
1,040,831	Pool # 387204	4.80	01/01/12	1,032,336
199,157	Pool # 443194	5.50	10/01/28	196,170
3,847	Pool # 450846	5.50	12/01/28	3,789
337,685	Pool # 452035	5.50	11/01/28	332,621
2,265	Pool # 454758	5.50	12/01/28	2,231
552,697	Pool # 561435	5.50	11/01/29	544,408
299,509	Pool # 578543	5.50	04/01/31	294,385
111,388	Pool # 627259	5.50	02/01/32	109,452
953,853	Pool # 632551	5.50	02/01/32	937,275
428,663	Pool # 632576	5.50	02/01/32	421,330
208,532	Pool # 694655	5.50	04/01/33	204,838
1,465,264	Pool # 702861	5.00	04/01/18	1,440,323
1,334,444	Pool # 704440	5.00	05/01/18	1,311,729
58,045	Pool # 710585	5.50	05/01/33	57,017
349,465	Pool # 735224	5.50	02/01/35	343,274
22,070,624	Pool # 745432	5.50	04/01/36	21,644,079
949,818	Pool # 781859	4.50	12/01/34	881,642
1,334,761	Pool # 786423 ARM(b)	4.59	07/01/34	1,324,902
431,185	Pool # 797680	4.50	10/01/35	400,236
647,787	Pool # 805373	4.50	01/01/35	601,290
6,159,345	Pool # 805386 ARM(b)	4.85	01/01/35	6,095,520
748,393	Pool # 812268	5.50	05/01/35	733,929
1,008,991	Pool # 815479	4.50	03/01/35	936,575
1,271,697	Pool # 819361	4.50	04/01/35	1,180,426
535,391	Pool # 820492	5.50	05/01/35	525,044
734,644	Pool # 820989	5.50	04/01/35	720,446
709,774	Pool # 821567	5.50	06/01/35	696,056
1,725,574	Pool # 822799	4.50	04/01/35	1,601,728
6,085,226	Pool # 829321	4.50	09/01/35	5,648,482
8,082,723	Pool # 831926	6.00	12/01/36	8,096,181
4,904,429	Pool # 835751	4.50	08/01/35	4,552,433
1,786,633	Pool # 835760	4.50	09/01/35	1,658,404

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$1,610,049	Pool # 836512	4.50%	10/01/20	$1,550,626
4,087,042	Pool # 839240	4.50	09/01/35	3,793,711
2,600,373	Pool # 843510	4.50	11/01/20	2,504,400
1,616,173	Pool # 844797	4.50	10/01/35	1,500,179
1,793,946	Pool # 844901	4.50	10/01/20	1,727,736
5,683,479	Pool # 867438	4.50	05/01/36	5,272,820
4,645,441	Pool # 880084	6.00	03/01/36	4,653,176
5,458,986	Pool # 883084	6.50	07/01/36	5,559,159
696,437	Pool # 893426	6.00	09/01/36	697,596
2,972,931	Pool # 895271	6.50	09/01/36	3,027,484
4,705,343	Pool # 910390	5.00	03/01/37	4,488,299
1,959,597	Pool # 916370	5.00	05/01/37	1,869,206
8,071,805	Pool # 917906	5.00	05/01/37	7,699,475
30,111,220	Pool # 937282	5.00	05/01/37	28,722,273
6,612,962	Pool # 946450 ARM(b)	6.14	09/01/37	6,718,024

				161,201,422

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.86%
281,198	Pool # 002562	6.00	03/20/28	283,552
1,731,128	Pool # 003413	4.50	07/20/33	1,617,051
329,691	Pool # 267812	8.50	06/15/17	353,978
1,569,095	Pool # 3442	5.00	09/20/33	1,508,328
2,732	Pool # 356873	6.50	05/15/23	2,802
29,201	Pool # 434772	9.00	06/15/30	31,704
46,324	Pool # 471660	7.50	03/15/28	48,645
118,488	Pool # 472028	6.50	05/15/28	121,587
53,263	Pool # 475847	6.50	06/15/28	54,656
20,664	Pool # 479087	8.00	01/15/30	21,983
296,926	Pool # 479088	8.00	01/15/30	315,878
114,538	Pool # 503711	7.00	05/15/29	120,024
9,599	Pool # 525556	8.00	01/15/30	10,212
10,842	Pool # 525945	9.00	07/15/30	11,772
106,859	Pool # 568670	6.50	04/15/32	109,470
199,220	Pool # 575441	6.50	12/15/31	204,187
558,400	Pool # 598127	5.50	03/15/18	559,374
1,199,530	Pool # 607668	5.50	02/15/18	1,201,623
757,885	Pool # 615639	4.50	09/15/33	712,679
146,831	Pool # 780086	8.50	11/15/17	156,855
644,617	Pool # 780548	8.50	12/15/17	688,622
484,872	Pool # 780865	9.50	11/15/17	525,574
163,538	Pool # 781036	8.00	10/15/17	172,399
614,937	Pool # 781084	9.00	12/15/17	658,553
147,181	Pool # 80185 ARM(b)	6.38	04/20/28	148,403
155,788	Pool # 80205 ARM(b)	6.38	06/20/28	157,084
384,378	Pool # 80311 ARM(b)	5.50	08/20/29	388,284

				10,185,279

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $229,035,737)			228,095,666

See Notes to Financial Statements.

20

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — 11.52%
		U.S. TREASURY INFLATION PROTECTED BONDS — 1.63%
$1,183,718		2.00%	01/15/14	$1,166,701
2,762,700		2.38	01/15/25	2,787,089
4,916,699		2.38	01/15/27	4,976,624

				8,930,414

		U.S. TREASURY BONDS — 9.89%
19,880,000	(e)	4.50	02/28/11	20,158,002
21,810,000		7.63	11/15/22	28,206,459
4,635,000		6.63	02/15/27	5,632,610
200,000		4.75	02/15/37	197,233

				54,194,304

		TOTAL U.S. GOVERNMENT SECURITIES (Cost $62,617,784)		63,124,718

Contracts
CALL OPTION PURCHASED — 0.00%*
10		Euro Dollar Future, Expires 12/17/07 strike price 95.75		938

		TOTAL CALL OPTION PURCHASED (Cost $3,025)		938

Principal Amount
REPURCHASE AGREEMENT — 0.62%
$3,407,000		Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $3,475,725 (repurchase proceeds $3,408,036)		3,407,000

		TOTAL REPURCHASE AGREEMENT (Cost $3,407,000)		3,407,000

TOTAL INVESTMENTS (Cost $546,295,502)(f)	99.53%	$545,461,548
OTHER ASSETS IN EXCESS OF LIABILITIES	0.47	2,569,168

NET ASSETS	100.00%	$548,030,716

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $12,464,215, which represents 2.27% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Perpetual Security. Stated maturity is first par call date.
(d)	Zero-coupon bond.
(e)	A portion of this security with market value of $253,496 is pledged as collateral for open futures contracts.
(f)	Cost for federal income tax purposes is $546,295,502.
*	Rounds to less than 0.01%

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

PLC—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS
Long —
63	U.S. 2 Year Treasury Note, expiring 12/31/07 (notional amount $12,983,079)	$13,043,953	$60,874
Short —
(30)	U.S. Long-Term Treasury Bond expiring 12/19/07 (notional amount $(3,339,534))	(3,340,312)	(778)

TOTAL FUTURES CONTRACTS			$60,096

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

*	Rounds to less than 0.01%.

INTEREST RATE SWAP AGREEMENT
Counterparty	Notional Amount	Receiving Leg	Paying Leg	Expiration	Unrealized Appreciation
Goldman Sachs	$5,000,000	5.36%	3-month USD LIBOR	07/24/09	$4,451

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets		Value
U.S. Government & Agency Securities	54.11		$296,534,206
Corporate Bonds	18.56		101,746,213
Commercial Mortgage-Backed Securities	16.60		90,951,932
Collateralized Mortgage Obligations	6.99		38,310,194
Asset-Backed Securities	2.34		12,798,651
Repurchase Agreement	0.62		3,407,000
Tax-Exempt Security	0.31		1,712,414
Call Option Purchased	0.00	*	938

Total Investments	99.53		$545,461,548
Other Assets in Excess of Liabilities	0.47		2,569,168

Net Assets	100.00		$548,030,716

See Notes to Financial Statements.

22

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 92.54%
	ADVERTISING PERIODICALS — 2.45%
$60,000	CanWest Media Works, Inc.	8.00%	09/15/12	$58,800
1,000,000	Dex Media Finance/West	8.50	08/15/10	1,027,500
1,000,000	R.H. Donnelley Finance Corp.(a)	10.88	12/15/12	1,065,000
40,000	R.H. Donnelley Finance Corp.	10.88	12/15/12	42,600

				2,193,900

	CABLE TV — 2.31%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,027,500
1,000,000	NTL Cable PLC	9.13	08/15/16	1,037,500

				2,065,000

	CASINO HOTELS — 5.91%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,027,500
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	967,500
1,500,000	Majestic Star LLC	9.75	01/15/11	1,260,000
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,045,000
1,000,000	MGM Mirage, Inc.	7.50	06/01/16	993,750

				5,293,750

	CELLULAR TELECOM — 1.57%
330,000	American Cellular Corp.	10.00	08/01/11	344,850
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,065,000

				1,409,850

	CHEMICALS - DIVERSIFIED — 2.26%
37,000	EquiStar Chemicals LP/EquiStar Funding Corp.	10.13	09/01/08	38,203
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,075,000
1,000,000	Nell AF Sarl(a)	8.38	08/15/15	912,500

				2,025,703

	CHEMICALS – PLASTICS — 0.58%
500,000	PolyOne Corp.	8.88	05/01/12	515,000

				515,000

	CHEMICALS – SPECIALTY — 1.11%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	997,500

				997,500

	COAL — 1.04%
1,000,000	Massey Energy Co.	6.88	12/15/13	932,500

				932,500

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMMERCIAL SERVICES — 2.24%
$1,000,000	Iron Mountain, Inc.	8.63%	04/01/13	$1,012,500
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	997,500

				2,010,000

	COMPUTER SERVICES — 1.17%
1,000,000	Sungard Data Systems, Inc.	10.25	08/15/15	1,045,000

				1,045,000

	CONTAINERS – METAL/GLASS — 2.28%
1,000,000	Crown Americas	7.75	11/15/15	1,032,500
1,000,000	Owens-Illinois, Inc.	7.50	05/15/10	1,007,500

				2,040,000

	CONTAINERS – PAPER/PLASTIC — 4.55%
1,000,000	BPC Holding Corp.	8.88	09/15/14	1,022,500
500,000	Graham Packaging Co.	8.50	10/15/12	496,250
500,000	Graham Packaging Co.	9.88	10/15/14	495,000
1,000,000	Pregis Corp.	12.38	10/15/13	1,080,000
1,000,000	Stone Container	8.00	03/15/17	982,500

				4,076,250

	COSMETICS & TOILETRIES — 1.54%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,380,000

				1,380,000

	DISTRIBUTION/WHOLESALE — 1.11%
1,000,000	Nebraska Book Co.	8.63	03/15/12	997,500

				997,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 2.17%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,047,500
1,000,000	Harland Clarke Holdings Corp.	9.50	05/15/15	892,500

				1,940,000

	ELECTRONIC COMPONENTS – SEMICONDUCTORS — 2.16%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,010,000
1,000,000	Freescale Semiconductor PIK	9.13	12/15/14	925,000

				1,935,000

See Notes to Financial Statements.

23

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FINANCE – AUTO LOANS — 3.76%
$1,354,000	Ford Motor Credit Co.	9.75%	09/15/10	$1,381,332
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	1,983,728

				3,365,060

	FOOD & KINDRED PRODUCTS — 1.06%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	952,500

				952,500

	FOOD – MISCELLANEOUS AND DIVERSIFIED — 2.25%
1,000,000	Del Monte Corporation	8.63	12/15/12	1,015,000
1,000,000	Del Monte Corporation	6.75	02/15/15	960,000
40,000	Dole Foods Co.	7.25	06/15/10	37,800

				2,012,800

	FUNERAL SERVICES & RELATED ITEMS — 1.65%
1,500,000	Service Corp. International	7.00	06/15/17	1,473,750

				1,473,750

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 1.07%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	962,500

				962,500

	HOME FURNISHINGS — 2.20%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,007,500
1,000,000	Simmons Co.	7.88	01/15/14	960,000

				1,967,500

	MACHINERY – FARM — 1.14%
1,000,000	Case New Holland, Inc.	7.13	03/01/14	1,025,000

				1,025,000

	MACHINERY – GENERAL INDUSTRY — 1.11%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	995,000

				995,000

	MEDICAL - HOSPITALS — 0.95%
1,000,000	HCA, Inc.	6.50	02/15/16	850,000

				850,000

	MULTI - LINE INSURANCE — 2.47%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,207,942

				2,207,942

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	MUSIC — 2.04%
$2,100,000	Warner Music Group	7.38%	04/15/14	$1,827,000

				1,827,000

	OFFICE AUTOMATION & EQUIPMENT — 2.25%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,005,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,008,861

				2,013,861

	PAPER & RELATED PRODUCTS — 1.09%
1,000,000	Mercer International, Inc.	9.25	02/15/13	977,500

				977,500

	PIPELINES — 2.20%
1,500,000	Semgroup L.P.(a)	8.75	11/15/15	1,466,250
500,000	Williams Cos.(a)	6.38	10/01/10	502,500

				1,968,750

	RACETRACKS — 1.14%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	1,020,000

				1,020,000

	REAL ESTATE MANAGEMENT/SERVICES — 0.95%
1,000,000	Realogy Corp.(a)	10.50	04/15/14	852,500

				852,500

	RENTAL AUTO/EQUIPMENT — 2.16%
1,000,000	Avis Budget Car Rental	7.75	05/15/16	980,000
1,000,000	Rental Service Corp.	9.50	12/01/14	955,000

				1,935,000

	RESORTS/THEME PARKS — 1.13%
1,000,000	Universal City Florida Holdings (b)	10.11	05/01/10	1,010,000

				1,010,000

	RETAIL - APPAREL/SHOE — 1.31%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,168,750

				1,168,750

	RETAIL - BEDDING — 0.77%
1,000,000	Linens ‘N Things, Inc.(b)	10.99	01/15/14	686,250

				686,250

	RETAIL - DRUG STORE — 1.01%
1,000,000	Rite Aid Corp.	8.63	03/01/15	905,000

				905,000

See Notes to Financial Statements.

24

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	RETAIL – MAJOR DEPARTMENT STORE — 2.38%
$1,000,000	Neiman Marcus Group, Inc. PIK	9.00%	10/15/15	$1,065,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,065,000

				2,130,000

	RETAIL – TOY STORE — 0.45%
500,000	Toys R Us	7.38	10/15/18	401,250

				401,250

	RETAIL – VIDEO RENTAL — 1.51%
1,500,000	Blockbuster, Inc.	9.00	09/01/12	1,350,000

				1,350,000

	RUBBER – TIRES — 0.05%
41,000	Goodyear Tire & Rubber Co.	9.00	07/01/15	43,767

				43,767

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance PLC	7.63	06/30/12	669,500
1,500,000	Intelsat Bermuda Ltd.	11.25	06/15/16	1,606,875

				2,276,375

	SCHOOLS — 1.63%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,455,000

				1,455,000

	SPECIAL PURPOSE ENTITY — 4.80%
3,200,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)	7.55	05/01/16	3,136,288
1,500,000	Wimar OPCO LLC(a)	9.63	12/15/14	1,162,500

				4,298,788

	TELEPHONE – INTEGRATED — 9.82%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	1,995,000
1,000,000	Citizens Communications	9.25	05/15/11	1,085,000
649,000	Consolidated Communications Holding	9.75	04/01/12	655,490
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,620,000
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,318,750
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,048,071
1,000,000	Windstream Corp.	8.63	08/01/16	1,066,250

				8,788,561

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	TELEVISION — 0.03%
$26,000	Sinclair Broadcast Group	8.00%	03/15/12	$26,585

				26,585

	TRAVEL SERVICES — 1.17%
1,000,000	Travelport LLC	11.88	09/01/16	1,047,500

				1,047,500

	TOTAL CORPORATE BONDS (Cost $83,729,945)			82,851,442

BANK LOANS — 2.15%
	COMPUTER SERVICES — 2.15%
2,000,000	First Data Corp.(b)	7.98	09/24/14	1,927,400

	TOTAL BANK LOANS (Cost $1,940,000)			1,927,400

Shares
COMMON STOCK — 2.70%
	METAL – ALUMINUM — 2.70%
127,380	Ormet Corp.(c)			2,420,220

	TOTAL COMMON STOCK (Cost $1,019,040)			2,420,220

Principal Amount
REPURCHASE AGREEMENT — 3.44%
$3,085,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $3,150,175 (repurchase proceeds $3,085,938)			3,085,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,085,000)			3,085,000

TOTAL INVESTMENTS (Cost $89,773,985)(d)	100.83%	$90,284,062
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.83)	(746,643)

NET ASSETS	100.00%	$89,537,419

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $13,871,288, which represents 15.49% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.

See Notes to Financial Statements.

25

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

(c)	Non-income producing security.
(d)	Cost for federal income tax purposes is $89,735,824.

LLC—Limited Liability Company

L.P.—Limited Partnership

PIK—Payment-In-Kind

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Consumer Cyclical	21.05	$18,838,267
Communications	18.72	16,760,271
Consumer Non-Cyclical	13.48	12,069,050
Financial	13.11	11,734,290
Industrials	12.32	11,038,750
Basic Materials	7.74	6,935,923
Technology	7.73	6,921,261
Repurchase Agreement	3.44	3,085,000
Energy	3.24	2,901,250

Total Investments	100.83	$90,284,062
Other Liabilities in Excess of Assets	(0.83)	(746,643)

Net Assets	100.00	$89,537,419

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET-BACKED SECURITIES — 2.11%
$2,200,000	Capital Auto Receivables Asset Trust, 2006-SN1A B(a)	5.50%	04/20/10	$2,194,540
2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70	06/15/11	2,037,740
2,665,000	Capital One Multi-Asset Execution Trust, 2005-A7 A7	4.70	06/15/15	2,624,197
194,115	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.40	04/25/33	189,455
2,385,000	USAA Auto Owner Trust, 2007-2 A4(c)	5.07	06/15/13	2,384,847

	TOTAL ASSET BACKED SECURITIES (Cost $9,503,971)			9,430,779

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.89%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 2.28%
1,004,433	Bear Stearns ARM, 2004-1 11A3	6.11	04/25/34	1,022,876
2,893,018	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	2,864,993
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.67	05/25/35	3,294,541
3,015,668	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.54	02/25/35	2,980,266

				10,162,676

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.64%
2,909,792	R001 AE	4.38	04/15/15	2,860,219

				2,860,219

	FEDERAL NATIONAL MORTGAGE ASSOCIATION —3.62%
3,200,000	2003-17 QT	5.00	08/25/27	3,195,776
3,995,000	2006-67 PC	5.50	03/25/33	3,959,207
9,047,712	2007-35 DH	5.00	09/25/33	9,005,844

				16,160,827

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.35%
10,355,000	2004-45 B	5.18	05/16/28	10,286,778
2,800,000	2005-10 MW	4.67	09/16/25	2,736,039
2,925,000	2005-14 B	4.48	08/16/32	2,861,865

Principal Amount		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — (continued)
$3,528,316	2006-55 AB	5.25%	07/16/29	$3,531,548

				19,416,230

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,870,655)			48,599,952

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.46%
4,350,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	4,197,436
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,186,268
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	3,993,907
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)	5.88	12/15/35	3,316,368
5,135,000	First Union National Bank Commercial Mortgage, Inc., 2002-C1 A2	6.14	02/12/34	5,330,818
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C	6.59	05/15/33	3,968,510
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ	4.99	09/12/37	6,767,641
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,288,098
5,430,000	JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.47	12/15/44	5,241,852
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,011,025
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,029,427
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.62	03/15/30	4,541,675
3,320,000	Salomon Brothers Mortgage Securities VII, 2002 KEY2 A3	4.87	03/18/36	3,277,143

See Notes to Financial Statements.

27

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002- C1 A4	6.29%	04/15/34	$1,497,345
6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	6,435,731
1,717,763	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	1,715,753
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,779,083
4,267,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	4,245,150
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A	5.11	07/15/42	6,087,220

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $79,623,941)			77,910,450

CORPORATE BONDS — 20.16%
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,695,397
1,675,000	Apache Corp.	5.25	04/15/13	1,665,662
1,180,000	Bottling Group LLC	5.50	04/01/16	1,181,581
1,785,000	Caterpillar Financial Services Corp.	5.85	09/01/17	1,801,254
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	498,750
3,845,000	Cisco Systems, Inc.	5.50	02/22/16	3,819,292
890,000	CIT Group, Inc.	6.10	03/15/67	734,453
2,310,000	CIT Group, Inc.	5.80	07/28/11	2,261,758
6,080,000	Citigroup, Inc.	5.25	02/27/12	6,078,717
3,595,000	Comcast Cable Holdings LLC	9.80	02/01/12	4,161,036
3,000,000	CVS Lease Pass Through Trust	6.13	08/15/16	2,998,716
4,750,000	Deutsche Telekom International Finance	5.38	03/23/11	4,751,102
4,000,000	Diageo Capital PLC	4.38	05/03/10	3,946,116
2,380,000	Federal Express Corp.	5.50	08/15/09	2,406,615
1,400,000	Ford Motor Credit Co.	8.63	11/01/10	1,387,910
2,770,000	General Electric Capital Corp., MTN	6.00	06/15/12	2,856,272
2,875,000	General Mills, Inc.	5.65	09/10/12	2,900,596

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$3,140,000	Georgia Power Co.	5.70%	06/01/17	$3,139,956
2,415,000	Historic TW, Inc.	9.15	02/01/23	2,945,006
500,000	Iron Mountain, Inc.	8.63	04/01/13	506,250
3,080,000	John Deere Capital Corp., MTN	5.65	07/25/11	3,136,900
3,200,000	Johnson & Johnson	5.15	08/15/12	3,252,080
2,960,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	2,866,837
2,645,000	Nisource Finance Corp.	5.25	09/15/17	2,454,875
4,025,000	Oracle Corp.	5.25	01/15/16	3,919,299
5,150,000	RBS Capital Trust III(d)	5.51	09/29/49	4,818,541
2,050,000	Southern Co.	5.30	01/15/12	2,048,506
1,530,000	Sprint Capital Corp.	8.38	03/15/12	1,684,584
4,290,000	Target Corp.	5.88	07/15/16	4,289,824
1,125,000	Telefonica Emisiones SAU	6.42	06/20/16	1,154,423
2,105,000	United Health Group, Inc.(a)	6.00	06/15/17	2,103,270
1,110,000	Virginia Electric Power	5.40	01/15/16	1,072,599
1,525,000	Virginia Electric Power	5.95	09/15/17	1,522,790
2,000,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,982,436
1,000,000	Xerox Corp.	6.40	03/15/16	1,012,369
975,000	Zions Bancorp	5.50	11/16/15	936,292

	TOTAL CORPORATE BONDS (Cost $90,771,629)			89,992,064

U.S. GOVERNMENT AGENCY BONDS & NOTES — 7.59%
	FEDERAL FARM CREDIT BANK — 1.43%
6,230,000		5.25	09/13/10	6,368,219

	FEDERAL HOME LOAN BANK — 5.39%
15,290,000		5.13	09/29/10	15,563,400
8,385,000		5.33	03/06/12	8,470,695

				24,034,095

	FREDDIE MAC — 0.77%
3,355,000		5.13	07/15/12	3,429,159

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $33,156,434)			33,831,473

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 16.39%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.72%
3,321,776	Pool # 1G1026 ARM(b)	5.92	07/01/36	3,330,102
3,011,017	Pool # A36827	5.00	08/01/35	2,876,927
349,485	Pool # G18136	6.00	08/01/21	353,902
1,103,554	Pool # J03619	6.00	10/01/21	1,117,500

				7,678,431

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Bond Fund — (continued)

Principal Amount			Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
		FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.8%
$2,630,000		Pool # 385538	4.79%	11/01/12	$2,606,504
509,639		Pool # 545290	7.50	10/01/16	527,221
8,680,000		Pool # 00553	5.13	04/15/11	8,864,016
2,970		Pool # 578823	5.50	04/01/31	2,919
2,149,650		Pool # 704372 ARM(b)	4.51	05/01/33	2,121,491
4,473,822		Pool # 805386 ARM(b)	4.85	01/01/35	4,427,462
170,229		Pool # 872534	6.00	06/01/36	170,512
3,755,931		Pool # 892882 ARM(b)	5.83	07/01/36	3,780,655
34,586,051		Pool # G02884	6.00	04/01/37	34,633,380

					57,134,160

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.87%
12,144		Pool # 195801	8.50	01/15/17	13,039
8,048		Pool # 195833	8.50	04/15/17	8,640
2,316,796		Pool # 3319	5.00	12/20/32	2,227,834
1,375		Pool # 334299	8.00	05/15/23	1,460
2,844,671		Pool # 3442	5.00	09/20/33	2,734,504
271,263		Pool # 367412	6.00	11/15/23	274,408
1,208,326		Pool # 604726	4.50	10/15/33	1,136,252
2,078,210		Pool # 608288	4.50	09/15/33	1,954,251

					8,350,388

		TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $73,749,483)			73,162,979

U.S. GOVERNMENT SECURITIES — 23.91%
		U.S. TREASURY NOTES — 23.91%
10,440,000			4.00	04/15/10	10,440,814
92,540,000	(e)		4.50	02/28/11	93,834,079
2,465,000			4.25	11/15/14	2,441,314

		TOTAL U.S. GOVERNMENT SECURITIES (Cost $105,144,009)			106,716,207

REPURCHASE AGREEMENT— 1.65%
7,369,000		Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $7,517,813 (repurchase proceeds $7,371,241)			7,369,000

		TOTAL REPURCHASE AGREEMENT (Cost $7,369,000)			7,369,000

TOTAL INVESTMENTS (Cost $448,189,122)(f)	100.16%	$447,012,904
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.16)	(705,656)

NET ASSETS	100.00%	$446,307,248

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $9,651,918, which represents 2.16% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Security purchased on a delayed delivery basis.
(d)	Perpetual Security. Maturity date presented represents the next call date.
(e)	The security or a portion of the security is pledged as collateral for open futures contracts. At September 30, 2007, the total market value of securities pledged amounted to $253,946.
(f)	Cost for federal income tax purposes is $448,189,122.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

PLC—Public Limited Company

Contracts		Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS
Long –
80	U.S. 2 Year Treasury Note, expiring 12/31/07 (notional amount $16,486,450)	$16,563,750	$77,300
Short –
(30)	U.S. Long-Term Treasury Bond expiring 12/19/07 (notional amount $(3,339,534))	(3,340,312)	(778)

TOTAL FUTURES CONTRACTS			$76,522

See Notes to Financial Statements.

29

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Bond Fund — (continued)

INTEREST RATE SWAP AGREEMENT
Counterparty	Notional Amount	Receiving Leg	Paying Leg	Expiration	Unrealized Appreciation
Goldman Sachs	$5,000,000	5.36%	3-month USD LIBOR	07/24/09	$4,451

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	47.89	$213,710,659
Corporate Bonds	20.16	89,992,064
Commercial Mortgage-Backed Securities	17.46	77,910,450
Collateralized Mortgage Obligations	10.89	48,599,952
Asset Backed Securities	2.11	9,430,779
Repurchase Agreement	1.65	7,369,000

Total Investments	100.16	$447,012,904
Other Liabilities in Excess of Assets	(0.16)	(705,656)

Net Assets	100.00	$446,307,248

See Notes to Financial Statements.

30

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — 93.76%
$1,000,000	Arkansas State Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, (AMBAC)(a)	0.00%	07/01/23	$475,020
10,000,000	California State Bay Area Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes, (FGIC)	5.00	08/01/17	10,743,900
5,000,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series A	4.50	12/01/23	4,960,000
6,000,000	California State Department of Water, Residential Power Supply Revenue Bonds, Series A, (AMBAC)	5.50	05/01/14	6,529,260
4,740,000	California State General Obligation Bonds	5.00	06/01/08	4,787,447
5,000,000	California State General Obligation Bonds	5.00	08/01/21	5,220,450
10,000,000	Chicago, Illinois, O’Hare International Airport Revenue Bonds, Series B, (MBIA)	5.25	01/01/17	10,942,400
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,476,400
10,000,000	Dallas, Texas, Waterworks & Sewer Systems Revenue Bonds, (FSA)	5.38	10/01/12	10,802,000
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)	5.00	07/01/14	3,006,487
6,200,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25	04/01/08	6,256,358

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds, Department of Environmental Protection - Preservation 2000, Series A, (FSA)	6.00%	07/01/13	$11,204,400
2,000,000	Florida State Seminole Indian Tribe, Series A(b)	5.75	10/01/22	2,099,300
5,000,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	5.25	09/01/19	5,481,750
3,580,000	Golden State Tobacco Securitization Corp., California, Tobacco Settlement Revenue Bonds, Series A-1	4.50	06/01/27	3,361,513
5,535,000	Hamilton County, Ohio, Sewer System Revenue Bonds, Series A, (MBIA)	5.00	12/01/15	5,985,549
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,765,200
5,000,000	Houston, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	4.50	02/15/25	4,969,950
2,000,000	Illinois State Toll Highway Authority Revenue Bonds, Senior Priority, Series A-1, (FSA)	5.00	01/01/18	2,146,420
5,000,000	Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Clarian Health Obligation Group, Series B	5.00	02/15/22	5,078,400
10,375,000	Jackson County, Missouri, Special Obligation Revenue Bonds, Harry S. Truman Sports Complex, (AMBAC)	5.00	12/01/09	10,706,481
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA)	6.50	12/15/11	11,127,900

See Notes to Financial Statements.

31

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00%	07/01/13	$10,759,400
1,000,000	Main Street Natural Gas, Inc., Georgia, Series A(c)	5.13	09/15/17	1,042,380
1,000,000	Main Street Natural Gas, Inc., Georgia, Series A(c)	5.25	09/15/18	1,048,430
10,000,000	Massachusetts State General Obligation Bonds(d)	4.14	11/01/25	9,751,800
5,040,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue Bonds, (XLCA)	5.00	07/01/19	5,326,927
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA)	5.25	10/15/14	10,823,800
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B, (AMBAC)	5.00	11/15/14	6,134,013
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	10,773,500
3,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.25	06/01/11	2,964,690
9,300,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	8,788,593
4,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA-CR)	5.25	12/15/22	4,435,040
9,530,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Grant Anticipation Bonds, Series A, (FGIC)	5.00	06/15/10	9,891,568
10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	10,735,800

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$6,000,000	New York State Dormitory Authority Revenue Bonds, State Court Facilities, Series A, (AMBAC)	5.25%	05/15/18	$6,638,520
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA-CR)	5.25	05/15/11	10,570,400
5,790,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Parking Facilities Expansion Project, (MBIA)	5.00	12/01/26	6,009,730
5,070,000	Pennsylvania State, General Obligation Bonds, Series 4	5.00	07/01/09	5,201,820
5,000,000	Puerto Rico Commonwealth Public Improvement General Obligation Bonds, Series B	5.25	07/01/16	5,384,900
5,190,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	5,344,870
7,600,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(a)	0.00	01/15/12	6,489,488
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,259,350
10,000,000	South Carolina State Public Service Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,597,600
12,150,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/21	12,861,018
2,000,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/25	2,094,240

See Notes to Financial Statements.

32

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.25%	12/15/23	$2,059,440
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	4,984,055
3,500,000	Texas State Transportation Commission Revenue Bonds, First Tier	5.00	04/01/08	3,526,915
10,000,000	Texas University Revenue Bonds, Series D	5.00	08/15/18	10,725,900
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,301,080
6,285,000	Virginia State Public School Authority Revenue Bonds, 1997 Resolution, Series C	5.00	08/01/16	6,786,669
3,760,000	Virginia State Residential Authority Clean Water Revenue Bonds, Clean Water State Revolving Fund	5.00	10/01/17	4,104,905
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,427,200

	TOTAL TAX-EXEMPT SECURITIES (Cost $361,940,305)			364,970,626

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(e) — 5.73%
2,810,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A, (Prerefunded 02/01/09 @ 101)	5.25	02/01/16	2,900,595
5,000,000	New York State Tobacco Settlement Asset Securitization Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38	07/15/39	5,294,950

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(e) — (continued)
$6,125,000	Contra Costa, California, Water District Revenue Bonds, Series J, (FGIC), (Prerefunded 10/01/09 @ 101)	5.38%	10/01/29	$6,413,916
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA), (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,690,498

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $22,249,040)			22,299,959

Shares
REGISTERED INVESTMENT COMPANIES — 0.22%
608,887	BlackRock Muni Fund (7 day yield of 3.61%)			608,887
271,222	Dreyfus Tax-Exempt Cash Fund (7 day yield of 3.63%)			271,222

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $880,109)			880,109

TOTAL INVESTMENTS (Cost $385,069,454)(f)	99.71%	$388,150,694

OTHER ASSETS IN EXCESS OF LIABILITIES	0.29	1,123,136

NET ASSETS	100.00%	$389,273,830

(a)	Zero coupon bond.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the value of this security, which is not illiquid, represents 0.54% of net assets.
(c)	Security purchased on a delayed delivery basis.
(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(e)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(f)	Cost for federal income tax purposes is $385,069,454.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance Corp.

FSA–CR—Financial Security Assurance Custodial Receipts

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Funds—Guaranteed

XLCA—XL Capital Assurance

See Notes to Financial Statements.

33

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

State Diversification	% of Net Assets	Value
California	16.63	$64,747,123
New York	11.73	45,674,764
Texas	11.64	45,313,724
New Jersey	9.47	36,853,391
Missouri	6.59	25,661,739
Florida	6.33	24,640,358
Colorado	5.55	21,604,300
Michigan	5.53	21,520,785
Virginia	4.41	17,147,932
South Carolina	4.07	15,856,950
Illinois	3.36	13,088,820
Hawaii	2.77	10,765,200
Washington	2.68	10,427,200
Massachusetts	2.51	9,751,800
Ohio	1.54	5,985,549
Puerto Rico	1.38	5,384,900
Pennsylvania	1.34	5,201,820
Indiana	1.30	5,078,400
Georgia	0.54	2,090,810
Registered Investment Companies	0.22	880,109
Arkansas	0.12	475,020

Total Investments	99.71	$388,150,694
Other Assets in Excess of Liabilities	0.29	1,123,136

Net Assets	100.00	$389,273,830

See Notes to Financial Statements.

34

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 1.57%

$1,000,000	Texas State, Southwest Higher Education Authority, (LANDESBANK HESSEN)(a)	4.05%	07/01/15	$1,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $1,000,000)			1,000,000

TAX-EXEMPT SECURITIES — 77.59%
1,000,000	California State Department of Water Residential Power Supply Revenue Bonds, Series A, (AMBAC)	5.50	05/01/14	1,088,210
2,500,000	California Statewide Communities Development Authority Revenue Bonds, Southern California Edison Co., Series A, (XLCA), (Mandatory Put 04/01/13 @ 100)	4.10	04/01/28	2,546,925
1,000,000	Cincinnati, Ohio, City School District General Obligation Bonds, Classroom Construction & Improvements, (FGIC)	5.25	12/01/30	1,117,980
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00	06/15/15	3,217,110
2,500,000	Detroit, Michigan, City School District General Obligation Bonds School Building & Improvement, Series A, (FSA)	5.00	05/01/17	2,669,450
2,000,000	District Of Columbia, General Obligation Bonds, Series A, (MBIA)	5.25	06/01/27	2,036,760
1,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	1,035,060
1,800,000	Fort Bend, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	5.38	02/15/24	1,835,262

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$650,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00%	02/15/39	$634,868
3,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	3,035,040
1,000,000	Los Angeles, California, Unified School District General Obligation Bonds, (FSA)	5.00	07/01/19	1,079,660
1,500,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds	5.50	09/01/36	1,500,975
2,000,000	Michigan State Hospital Finance Authority Revenue Bonds, Henry Ford Health Systems, Series A	5.25	11/15/32	2,052,400
1,000,000	Montgomery, Alabama, Medical Clinic Board Health Care Facility Revenue Bonds, Jackson Hospital & Clinic	4.75	03/01/36	874,630
500,000	New Hampshire Health & Education Facilities Authority Revenue Bonds, The Memorial Hospital	5.25	06/01/36	479,250
980,000	New Jersey State Environmental Infrastructure Trust Revenue Bonds, Series C	5.00	09/01/18	1,065,113
1,860,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	1,757,719
2,000,000	New York City, New York, General Obligation Bonds, Series M	5.00	04/01/22	2,077,320
2,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Yankee Stadium, (FGIC)	5.00	03/01/46	2,046,180
2,000,000	New York Metropolitan Transportation Authority Revenue Bonds, Series A, (AMBAC)	5.50	11/15/14	2,222,800

See Notes to Financial Statements.

35

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York State Dormitory Authority Revenue Bonds, Non-State Supported Debt, New York University Hospital Center, Series A	5.00%	07/01/20	$1,988,660
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,078,400
2,000,000	Purdue University, Indiana, Certificates of Participation	5.25	07/01/22	2,198,980
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(b)	0.00	01/15/12	2,134,700
1,000,000	Seneca Nation Indians, New York, Capital Improvements Authority, Special Obligation Revenue Bonds, Series A(c)	5.00	12/01/23	954,130
1,500,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/20	1,593,930
1,250,000	Tennessee Energy Acquisition Corp. Gas Revenue Bonds, Series A	5.25	09/01/26	1,280,187
1,500,000	University of California Revenue Bonds, Series J, (MBIA)	5.00	05/15/12	1,594,035
1,000,000	University of Texas Revenue Bonds, Series D	5.00	08/15/18	1,072,590

	TOTAL TAX-EXEMPT SECURITIES (Cost $49,685,232)			49,268,324

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(d) — 19.47%
2,000,000	Chicago, Illinois, General Obligation Bonds, (FGIC) (Partially Prerefunded)	5.25	01/01/28	2,057,720
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,193,620

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS(d)— (continued)
$2,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$2,205,600
3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)	5.50	06/15/23	3,285,360
1,500,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	1,620,900

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $12,140,899)			12,363,200

Shares
REGISTERED INVESTMENT COMPANIES — 0.40%
15,752	BlackRock Muni Fund (7 day yield of 3.61%)			15,752
237,038	Dreyfus Tax Exempt Cash Fund (7 day yield of 3.63%)			237,038

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $252,790)			252,790

TOTAL INVESTMENTS (Cost $63,078,921)(e)	99.03%	$62,884,314
OTHER ASSETS IN EXCESS OF LIABILITIES	0.97	615,746

NET ASSETS	100.00%	$63,500,060

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(b)	Zero coupon bond.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, this security, which is not illiquid, amounted to $954,130, which represents 1.50% of net assets.
(d)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(e)	Cost for federal income tax purposes is $63,078,921.

See Notes to Financial Statements.

36

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Long-Term Tax-Exempt Fund — (continued)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund — Guaranteed

XLCA—XL Capital Assurance

The summary of the Fund’s investments as of September 30, 2007 is as follows:

State Diversification	% of Net Assets	Value
New York	21.37	$13,573,090
California	13.30	8,443,530
Texas	11.18	7,101,472
New Jersey	9.62	6,108,192
Michigan	7.44	4,721,850
Tennessee	6.80	4,315,227
Nevada	5.07	3,217,110
Indiana	4.46	2,833,848
Illinois	3.24	2,057,720
District of Columbia	3.21	2,036,760
Pennsylvania	2.55	1,620,900
Missouri	2.51	1,593,930
Connecticut	2.36	1,500,975
Ohio	1.76	1,117,980
Florida	1.63	1,035,060
Alabama	1.38	874,630
New Hampshire	0.75	479,250
Registered Investment Companies	0.40	252,790

Total Investments	99.03	$62,884,314
Other Assets in Excess of Liabilities	0.97	615,746

Net Assets	100.00	$63,500,060

See Notes to Financial Statements.

37

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.86%
$3,800,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 2, (SPA: JPMorgan Chase & Co.)(a)	3.89%	05/01/19	$3,800,000
1,650,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, (SPA: Dexia Credit Local)(a)	3.77	11/01/35	1,650,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $5,450,000)			5,450,000

TAX-EXEMPT SECURITIES — 77.00%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,732,956
5,000,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)	5.25	11/15/15	5,459,650
4,000,000	New York City, New York, General Obligation Bonds, Series C	5.00	01/01/15	4,293,880
2,430,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/19	2,563,067
850,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/19	911,098
1,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/20	1,066,310
1,150,000	New York City, New York, Industrial Development Agency Revenue Bonds, Yankee Stadium Project, (MBIA)	5.00	03/01/15	1,241,839

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,280,000	New York City, New York, Metropolitan Transportation Authority Revenue Bonds, (CIFG)	5.00%	11/15/22	$2,413,494
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38%	06/15/16	5,367,900
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13	06/15/19	4,215,080
2,150,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/01/10	2,257,995
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,187,560
2,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series B	5.25	08/01/17	2,160,320
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series S-1	5.00	07/15/11	3,153,090
4,300,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series S-2	5.00	01/15/21	4,575,888
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/10	1,015,100
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/12	1,020,280

See Notes to Financial Statements.

38

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$5,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A, (AMBAC)	5.75	07/01/12	$5,475,100
4,720,000	New York State Dormitory Authority Revenue Bonds, State Personal Income Tax, Series D, (FGIC)	5.00	03/15/09	4,824,170
3,525,000	New York State Energy Research & Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Project, Series A, (AMBAC)	5.15	11/01/25	3,640,373
6,000,000	New York State Environmental Facilities Revenue Bonds, NYC Municipal Water Project, Series K	5.00	06/15/12	6,371,880
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,294,250
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,837,805
2,500,000	New York State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	2,654,025
2,015,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series B	5.25	11/15/13	2,194,033
500,000	Oneida County, New York Industrial Development Agency, Civic Facility Revenue Bonds, Hamilton College, PJ-Series A(b)	0.00	07/01/18	316,500

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$895,000	Onondaga County, New York, Water Authority Water Revenue Bonds, Series A, (AMBAC)	5.00%	09/15/22	$941,334
940,000	Onondaga County, New York, Water Authority Water Revenue Bonds, Series A, (AMBAC)	5.00	09/15/23	988,495
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,430,800
1,500,000	Puerto Rico Public Improvement General Obligation Bonds, Series A	5.25	07/01/22	1,568,430
2,500,000	Seneca Nation Indians, New York, Capital Improvements Authority, Special Obligation Revenue Bonds, Series A(c)	5.00	12/01/23	2,385,325
1,000,000	Seneca Nation Indians, New York, Capital Improvements Authority, Special Obligation Revenue Bonds, Series A(c)	5.25	12/01/16	1,015,200
2,000,000	Suffolk County, New York, Public Improvement General Obligation Bonds, Series A, (CIFG)	5.00	05/01/08	2,018,760
3,750,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA) (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	3,800,175
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,551,682
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,669,298

	TOTAL TAX-EXEMPT SECURITIES (Cost $107,716,689)			108,613,142

See Notes to Financial Statements.

39

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(d) — 17.83%
$5,000,000	Long Island Power Authority, New York Electric Systems Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$5,514,000
3,300,000	Metropolitan Transportation Authority New York Dedicated Tax Revenue Bonds, Series A, (FGIC) (Prerefunded 04/01/10 @ 100)	5.88	04/01/21	3,487,440
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,558,840
4,210,000	New York State Tobacco Settlement Asset Securitization Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38	07/15/39	4,458,348
5,000,000	New York State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC) (Prerefunded 04/01/09 @ 100)	5.25	04/01/24	5,133,400

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $25,119,218)			25,152,028

Shares			Value

REGISTERED INVESTMENT COMPANIES — 0.21%
295,663	BlackRock Muni Fund (7 day yield of 3.61%)		$295,663
1	Dreyfus New York Tax Exempt Cash Fund (7 day yield of 3.17%)		1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $295,664)		295,664

TOTAL INVESTMENTS (Cost $138,581,571)(e)		98.9%	$139,510,834
OTHER ASSETS IN EXCESS OF LIABILITIES		1.1	1,547,073

NET ASSETS		100.0%	$141,057,907

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(b)	Zero coupon bond.
(c)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $3,400,525 or 2.41% of net assets.
(d)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(e)	Cost for federal income tax purposes is $138,581,571.

AMBAC—American Municipal Bond Assurance Corp.

CIFG—CDC Ixis Financial Guaranty

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance Corp.

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

See Notes to Financial Statements.

40

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	67.82	$95,665,069
Prerefunded	13.92	19,638,028
General Obligation Bonds	13.04	18,398,073
Escrowed to Maturity	3.91	5,514,000
Registered Investment Companies	0.21	295,664

Total Investments	98.90	$139,510,834
Other Assets in Excess of Liabilities	1.10	1,547,073

Net Assets	100.00	$141,057,907

See Notes to Financial Statements.

41

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value

ASSET-BACKED SECURITIES — 2.77%
$800,000	Capital Auto Receivables Asset Trust, 2007-# A3A	5.00%	09/15/11	$800,771
2,500,000	Capital One Multi-Asset Execution Trust, 2005-A2 A2	4.05	02/15/11	2,486,341
1,310,195	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	5.98	12/15/35	1,296,729
2,500,000	USAA Auto Owner Trust, 2007-2 A3(b)	4.90	02/15/12	2,499,664

	TOTAL ASSET-BACKED SECURITIES (Cost $7,093,871)			7,083,505

COLLATERALIZED MORTGAGE OBLIGATIONS — 15.11%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.83%
4,696,270	Bank of America Mortgage Securities, 2004-B 2A2	4.09	03/25/34	4,698,590
2,369,508	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.09	11/25/35	2,355,187
1,160,252	Bear Stearns, ARM, 2004-1 11A3(a)	6.11	04/25/34	1,181,557
2,036,347	Bear Stearns, ARM, 2004-9 3A1(a)	5.22	09/25/34	2,032,835
2,421,547	Countrywide Alternative Loan Trust, 2004-16CB 1A2(a)	5.50	07/25/34	2,401,155
1,512,454	IMPAC CMB Trust, 2005-5 A4(a)	5.51	08/25/35	1,511,342
1,721,776	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.67	08/25/34	1,724,628
1,626,297	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,619,848
2,694,889	Wells Fargo Mortgage Backed Securities Trust, 2004-AA A2(a)	4.99	12/25/34	2,673,607
2,435,000	Wells Fargo Mortgage Backed Securities Trust, 2004-N A6	4.00	08/25/34	2,394,967

				22,593,716

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.52%
2,735,000	2534 VH	6.00	03/15/19	2,773,306
1,974,399	2608 GK	4.50	03/15/17	1,948,743
3,305,734	2836 TA	5.00	10/15/27	3,315,883
975,802	3197 AB	5.50	08/15/13	978,289

				9,016,221

Principal Amount		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 2.76%
$2,323,687	2002-89 CA	5.00%	04/25/16	$2,319,234
4,749,423	2007-35 DH	5.00	09/25/33	4,727,446

				7,046,680

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,687,764)			38,656,617

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.03%
3,175,000	First Union National Bank Commercial Mortgage, Inc., 2002-C1 A2	6.14	02/12/34	3,296,075
3,152,281	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2	4.97	08/11/36	3,154,883
132,025	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	131,831
947,746	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1	4.33	07/15/42	938,891
1,567,349	Morgan Stanley Cap I, 2005-HQ5 A1	4.52	01/14/42	1,555,828
1,200,000	Salomon Brothers Mortgage Securities VII, 2001-C1 A3	6.43	12/18/35	1,245,408

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,267,778)			10,322,916

U.S. GOVERNMENT AGENCY BONDS & NOTES — 22.39%
	FEDERAL FARM CREDIT BANK — 2.49%
6,230,000		5.25	09/13/10	6,368,219
	FEDERAL HOME LOAN BANK — 16.05%
2,500,000		3.88	02/15/08	2,490,228
15,500,000		4.75	06/11/08	15,497,101
4,500,000		5.13	07/30/08	4,515,561
3,570,000		5.25	06/10/11	3,658,218
5,200,000		5.33	03/06/12	5,253,144
9,500,000		5.38	07/17/09	9,655,211

				41,069,463
	FREDDIE MAC — 3.03%
6,000,000		4.88	02/09/10	6,061,170
1,600,000		7.00	03/15/10	1,695,107

				7,756,277
	FANNIE MAE— 0.82%
2,100,000		3.55	01/17/08	2,091,430

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $56,710,001)			57,285,389

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 36.44%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 16.14%
$962,429	Pool # 1B2846, ARM(a)	4.90%	04/01/35	$989,755
3,111,691	Pool # 1G0688, ARM(a)	5.63	01/01/36	3,132,089
142,334	Pool # 1G1026, ARM(a)	5.92	07/01/36	142,691
7,192,635	Pool # 1G1471, ARM(a)	5.49	01/01/37	7,219,680
6,731,120	Pool # 782645, ARM(a)	5.42	02/01/36	6,805,435
2,774,380	Pool # 847248, ARM(a)	5.46	03/01/34	2,812,430
412,845	Pool # C68593	7.00	11/01/28	429,294
2,691,596	Pool # G18136	6.00	08/01/21	2,725,610
8,457,158	Pool # J00617	5.50	12/01/20	8,435,452
8,499,124	Pool # J03619	6.00	10/01/21	8,606,529

				41,298,965

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 19.85%
3,793,929	Pool # 256651	6.00	03/01/37	3,768,872
656,888	Pool # 323572	7.50	01/01/29	689,576
2,655,674	Pool # 375575	6.60	12/01/07	2,646,164
13,101	Pool # 517390	8.00	11/01/11	13,499
233,920	Pool # 535981	8.00	01/01/16	245,323
108,689	Pool # 545362, ARM(a)	5.96	12/01/31	108,123
1,648,434	Pool # 634195	7.50	10/01/28	1,730,463
2,904,217	Pool # 693018, ARM(a)	4.33	06/01/33	2,957,251
3,581,746	Pool # 735709, ARM(a)	4.80	06/01/35	3,517,802
1,692,573	Pool # 745525	5.50	05/01/21	1,688,902
2,586,173	Pool # 766684, ARM(a)	4.41	03/01/34	2,569,693
2,937,779	Pool # 770870, ARM(a)	4.26	04/01/34	2,911,469
1,775,222	Pool # 780840, ARM(a)	4.50	06/01/34	1,770,274
2,964,747	Pool # 784134, ARM(a)	5.46	10/01/35	2,955,602
3,228,150	Pool # 786076, ARM(a)	4.73	07/01/34	3,202,779
5,824,413	Pool # 786423, ARM(a)	4.59	07/01/34	5,781,392
2,794,900	Pool # 805386, ARM(a)	4.85	01/01/35	2,765,938
3,483,923	Pool # 828704, ARM(a)	4.99	07/01/35	3,460,618
5,777,556	Pool # 871499, ARM(a)	5.59	04/01/36	5,882,199
160,948	Pool # 892882, ARM(a)	5.82	07/01/36	162,007
1,943,044	Pool # 946450, ARM(a)	6.14	09/01/37	1,973,914

				50,801,860

Principal Amount			Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.45%
$347,843		Pool # 008378, ARM(a)	5.75%	07/20/18	$351,015
84,404		Pool # 780240,	8.50	09/15/09	84,532
17,927		Pool # 780752	8.50	04/15/10	17,965
405,181		Pool # 781036	8.00	10/15/17	427,136
183,988		Pool # 781181	9.00	12/15/09	186,960
97,780		Pool # 80385, ARM(a)	6.25	03/20/30	98,729

					1,166,337

		TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $93,528,959)			93,267,162

U.S. GOVERNMENT SECURITIES— 16.42%
		U.S. TREASURY NOTES — 16.42%
10,000,000			4.63	07/31/09	10,114,840
3,000,000			4.63	11/15/09	3,038,907
250,000	(c)		4.88	04/30/08	251,015
1,250,000			4.88	05/31/08	1,255,664
22,000,000			4.88	06/30/09	22,330,000
5,000,000			5.00	07/31/08	5,034,765

		TOTAL U.S. GOVERNMENT SECURITIES (Cost $41,499,066)			42,025,191

REPURCHASE AGREEMENT — 3.53%
9,026,000		Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 08/15/22, market value $9,207,125 (repurchase proceeds $9,028,745)			9,026,000

		TOTAL REPURCHASE AGREEMENT (Cost $9,026,000)			9,026,000

TOTAL INVESTMENTS (Cost $256,813,439)(d)	100.69%	$257,666,780
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.69)	(1,772,967)

NET ASSETS	100.00%	$255,893,813

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(b)	Security purchased on a delayed delivery basis.
(c)	Security pledged as collateral for open futures contracts.
(d)	Cost for federal income tax purposes is $256,813,439.

ARM—Adjustable Rate Mortgage

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Government Securities Fund — (continued)

Contracts		Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS
Long —
420	U.S. 2 Year Treasury Note, expiring 12/31/07 (notional amount $86,562,300)	$86,958,906	$396,606
Short —
(230)	U.S. 10 Year Treasury Note expiring 12/19/07 (notional amount $(24,913,098))	(25,134,688)	(221,590)
(25)	U.S. Long-Term Treasury Bond expiring 12/19/07 (notional amount $(2,782,946))	(2,783,594)	(648)

TOTAL FUTURES CONTRACTS			$174,368

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	75.25	$192,577,742
Collateralized Mortgage Obligations	15.11	38,656,617
Commercial Mortgage-Backed Securities	4.03	10,322,916
Repurchase Agreement	3.53	9,026,000
Asset-Backed Securities	2.77	7,083,505

Total Investments	100.69	$257,666,780
Other Liabilities in Excess of Assets	(0.69)	(1,772,967)

Net Assets	100.00	$255,893,813

See Notes to Financial Statements

44

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 13.41%
$2,700,000	Columbia, Alabama, Industrial Development Board Pollution Control Revenue Bonds, Alabama Power Co. Project, Series A(a)	4.04%	05/01/22	$2,700,000
2,000,000	Missouri Development Finance Board Revenue Bonds, The Nelson Gallery Foundation, Series B, (MBIA) (SPA: JPMorgan Chase Bank)(a)	4.04	12/01/31	2,000,000
4,500,000	University of Missouri, Systems Facilities Revenue Bonds, Series B(a)	4.00	11/01/35	4,500,000
4,300,000	Valdez, Alaska, Marine Terminal Revenue Bonds, Exxon Pipeline Co., Series B(a)	3.93	12/01/33	4,300,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $13,500,000)			13,500,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES – BACKED BY LETTERS OF CREDIT — 1.59%
1,600,000	Ohio State Air Quality Development Authority Revenue Bonds, Ohio Edison Co., Series C, (WACHOVIA BANK N.A.)(a)	4.00	06/01/23	1,600,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES – BACKED BY LETTERS OF CREDIT (Cost $1,600,000)			1,600,000

TAX-EXEMPT SECURITIES — 74.95%
6,000,000	California State General Obligation Bonds	5.00	06/01/08	6,060,060
5,000,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25	04/01/08	5,045,450
700,000	Gulf Coast, Texas, Waste Disposal Authority Pollution Control Revenue Bonds	4.00	10/01/17	700,000

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$890,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.70%	07/01/08	$890,160
800,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.85	01/01/09	801,232
1,810,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.90	01/01/10	1,813,801
3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00	10/01/08	3,906,710
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,118,833
2,000,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA) (Mandatory Put 09/01/08 @ 100)	5.00	03/01/28	2,027,120
2,500,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA) (Mandatory Put 09/01/10 @ 100)	5.00	03/01/29	2,585,650
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.13	06/01/10	1,983,180
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,299,460
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,371,900
1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00	07/01/11	1,304,225
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,145,170

See Notes to Financial Statements.

45

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$650,000	Reno, Nevada, Hospital Revenue Bonds, Renown Regional Medical Center Project, Series A	5.00%	06/01/11	$671,145
815,000	Reno, Nevada, Hospital Revenue Bonds, Renown Regional Medical Center Project, Series A	5.00	06/01/12	845,872
500,000	Reno, Nevada, Hospital Revenue Bonds, Renown Regional Medical Center Project, Series A	5.00	06/01/13	521,265
5,000,000	San Antonio, Texas, Electric & Gas Systems Revenue Bonds, Series A	5.00	02/01/10	5,160,150
3,995,000	South Carolina State Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)	5.00	10/01/09	4,114,131
3,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	3,135,120
3,750,000	Tennessee State Energy Acquisition Corporation Gas Revenue Bonds, Series A	5.00	09/01/09	3,824,288
1,500,000	Texas State Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.00	12/15/10	1,542,900
3,000,000	Texas State Transportation Commission Revenue Bonds, First Tier, Series A	5.00	04/01/12	3,173,340
2,500,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA) (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	2,533,450
2,890,000	University of Delaware Revenue Bonds, Series B	4.12	11/01/26	2,890,000

	TOTAL TAX-EXEMPT SECURITIES (Cost $75,367,042)			75,464,612

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS(b) — 8.69%
$4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38%	01/01/30	$4,714,640
4,030,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A, (Escrowed to Maturity)	5.00	11/01/07	4,034,796

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $8,752,992)			8,749,436

Shares
REGISTERED INVESTMENT COMPANIES — 0.10%
97,163	BlackRock Muni Fund (7 day yield of 3.61%)			97,163
1	Dreyfus Tax Exempt Cash Fund (7 day yield of 3.63%)			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $97,164)			97,164

TOTAL INVESTMENTS (Cost $99,317,198)(c)	98.74%	$99,411,212
OTHER ASSETS IN EXCESS OF LIABILITIES	1.26	1,270,316

NET ASSETS	100.00%	$100,681,528

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(b)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(c)	Cost for federal income tax purposes is $99,317,198.

AMBAC—American Municipal Bond Assurance Corp.

BNY—Bank of New York

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

IBC—Insured Bond Certificates

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

See Notes to Financial Statements.

46

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Short-Term Tax-Exempt Securities Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

State Diversification	% of Net Assets	Value
New York	18.12	$18,239,606
Texas	15.09	15,189,160
Tennessee	8.88	8,943,121
Illinois	8.16	8,219,833
Virginia	8.12	8,180,570
Florida	7.00	7,051,880
Missouri	6.46	6,500,000
California	6.02	6,060,060
Alaska	4.27	4,300,000
South Carolina	4.09	4,114,131
Delaware	2.87	2,890,000
Alabama	2.68	2,700,000
Nevada	2.02	2,038,282
New Jersey	1.97	1,983,180
Ohio	1.59	1,600,000
Puerto Rico	1.30	1,304,225
Registered Investment Companies	0.10	97,164

Total Investments	98.74	$99,411,212
Other Assets in Excess of Liabilities	1.26	1,270,316

Net Assets	100.00	$100,681,528

See Notes to Financial Statements.

47

Excelsior Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund		High Yield Fund
ASSETS
Investments, at identified cost	$49,701,383	$546,295,502		$89,773,985

Investments, at value	$49,768,699	$545,461,548		$90,284,062
Cash	—	—		841
Unrealized appreciation on swap contracts	—	4,451		—
Receivable for:
Investments sold	—	6,879,231		—
Investments sold on a delayed delivery basis	—	—		—
Fund shares sold	1,120,000	364,686		3,627
Dividends	4,928	—		—
Interest	617,774	4,200,974		2,006,826
Futures variation margin	—	63,984		—
Expense reimbursement due from Investment Advisor and/or its affiliates	17,063	91,636		68,726
Prepaid expenses	2,858	31,199		5,647

Total assets	$51,531,322	$557,097,709		$92,369,729

LIABILITIES
Payable to custodian bank	—	773,896		—
Payable for:
Investments purchased	—	5,832,662		1,940,000
Investments purchased on a delayed delivery basis	—	—		—
Fund shares repurchased	90,662	383,097		28,675
Distributions	103,496	1,409,074		437,961
Investment advisory fee	20,116	296,242		57,921
Administration fee	1,898	41,689		5,194
Transfer agent fee	2,695	34,483		3,801
Pricing and bookkeeping fees	2,852	8,256		3,412
Trustees’/Directors’ fees	—	—		54
Custody fee	695	16,073		12,920
Legal fee	3,609	38,010		285,741
Registration fee	4,936	53,262		19,899
Shareholder servicing fee	10,058	99,490		23,519
Distribution and service fees	—	—	*	—
Other liabilities	15,332	80,759		13,213

Total liabilities	$256,349	$9,066,993		$2,832,310

NET ASSETS	$51,274,973	$548,030,716		$89,537,419

NET ASSETS CONSIST OF
Par value	$7,142	$61,166		$193
Paid-in capital in excess of par value	51,239,846	549,903,000		154,830,582
Undistributed (overdistributed) net investment income	494	194,985		(686,734)
Accumulated net realized gain (loss)	(39,825)	(1,359,028)		(65,116,699)
Net unrealized appreciation (depreciation) on:
Investments	67,316	(833,954)		510,077
Futures contracts	—	60,096		—
Swap contracts	—	4,451		—

NET ASSETS	$51,274,973	$548,030,716		$89,537,419

Shares
Net assets	$51,274,973	$329,082,914		$85,790,883
Shares outstanding	7,142,087	36,733,338		18,518,456
Net asset value and offering price per share	$7.18	$8.96		$4.63
Institutional Shares
Net assets	—	$218,946,712		$3,746,536
Shares outstanding	—	24,432,425		809,273
Net asset value and offering price per share	—	$8.96		$4.63
Retirement Shares
Net assets	—	$1,090		—
Shares outstanding	—	122		—
Net asset value and offering price per share	—	$8.96	(a)	—

(a)	Net asset value per share rounds due to fractional shares outstanding.
*	Rounds to less than $1.

See Notes to Financial Statements.

48

Intermediate- Term Bond Fund	Intermediate-Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate-Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$448,189,122	$385,069,454	$63,078,921	$138,581,571	$256,813,439	$99,317,198

$447,012,904	$388,150,694	$62,884,314	$139 510,834	$257,666,780	$99,411,212
882	—	—	—	—	—
4,451	—	—	—	—	—

—	—	1,056,660	—	252,681	—
—	4,226,640	—	—	—	—
307,328	285,448	—	101,033	52,976	250,812
—	1,102	699	5,379	—	1,322
3,211,071	5,344,187	845,168	2,023,281	1,676,364	1,334,024
76,130	—	—	—	121,406	—
5,203	38,765	17,357	6,929	9,051	22,584
25,143	21,677	3,614	7,752	13,982	5,552

$450,643,112	$398,068,513	$64,807,812	$141,655,208	$259,793,240	$101,025,506

—	—	—	—	285,138	—

—	—	1,032,340	—	2,499,665	—
2,384,792	6,188,310	—	—	—	—
183,903	1,221,859	6,414	137,311	214,069	9,361
1,398,883	1,042,320	166,978	319,053	608,598	224,605
128,014	112,275	26,015	57,630	62,792	24,798
33,022	28,676	3,021	9,039	18,039	5,987
5,584	15,483	18,329	4,248	16,388	2,887
5,901	4,766	2,417	3,303	3,983	2,689
—	—	—	—	—	—
9,688	6,211	756	2,853	14,532	304
36,553	23,846	3,468	9,768	25,660	14,626
17,857	22,356	18,985	2,943	15,789	8,579
86,477	80,196	12,097	28,815	98,107	25,833
—	—	—	—	—	—
45,190	48,385	16,932	22,338	36,667	24,309

$4,335,864	$8,794,683	$1,307,752	$597,301	$3,899,427	$343,978

$446,307,248	$389,273,830	$63,500,060	$141,057,907	$255,893,813	$100,681,528

$62,918	$41,841	$6,362	$16,374	$36,581	$14,149
451,715,712	387,231,825	63,387,496	141,057,419	270,726,831	103,420,698
18,876	(47,083)	(25,460)	16	(101,043)	—
(4,395,013)	(1,033,993)	326,269	(945,165)	(15,796,265)	(2,847,333)

(1,176,218)	3,081,240	(194,607)	929,263	853,341	94,014
76,522	—	—	—	174,368	—
4,451	—	—	—	—	—

$446,307,248	$389,273,830	$63,500,060	$141,057,907	$255,893,813	$100,681,528

$446,307,248	$389,273,830	$63,500,060	$141,057,907	$255,893,813	$100,681,528
62,917,957	41,841,310	6,362,050	16 ,374,018	36,581,050	14,148,747
$7.09	$9.30	$9.98	$8.61	$7.00	$7.12

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

See Notes to Financial Statements.

49

Excelsior Funds

Statements of Operations

For the Six Months Ended September 30, 2007 (Unaudited)

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund
INVESTMENT INCOME
Interest	$944,581	$14,432,791	$4,245,939
Dividends	26,286	347,439	—

Total Investment Income	970,867	14,780,230	4,245,939
EXPENSES
Investment advisory fee	129,389	1,796,450	425,759
Administration fee	36,769	411,888	77,818
Distribution fee—Retirement Shares	—	2	—
Shareholder servicing fee:
Shares	62,464	400,341	127,908
Retirement Shares	—	2	—
Transfer agent fee	9,183	91,821	23,259
Pricing and bookkeeping fees	5,293	15,922	8,464
Trustees’/Directors’ fees	8,419	10,771	12,614
Legal fee	1,908	13,909	283,020
Custody fees	2,225	20,331	9,605
Other expenses	16,034	64,185	59,631

Total Expenses	271,684	2,825,622	1,028,078
Fees waived/reimbursed by:
Investment Advisor	(137,227)	(557,634)	(455,059)
Administrator	(6,199)	(69,483)	(11,856)
Custody earnings credit	(8)	(1,706)	(7,497)

Net Expenses	128,250	2,196,799	553,666

NET INVESTMENT INCOME	842,617	12,583,431	3,692,273

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS
Net realized gain (loss) on:
Investments	(10,222)	438,269	364,010
Futures contracts	—	64,303	—
Swap contracts	—	5,699	—

Net realized gain (loss)	(10,222)	508,271	364,010

Net change in unrealized appreciation (depreciation) on:
Investments	84,028	(1,889,913)	(4,023,073)
Futures contracts	—	19,368	—
Swap contracts	—	4,451	—

Net change in unrealized appreciation (depreciation)	84,028	(1,866,094)	(4,023,073)

Net Gain (Loss)	73,806	(1,357,823)	(3,659,063)

Net Increase Resulting from Operations	$916,423	$11,225,608	$33,210

See Notes to Financial Statements.

50

Intermediate- Term Bond Fund	Intermediate- Term Tax- Exempt Fund	Long-Term Tax- Exempt Fund	New York Intermediate- Term Tax- Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$11,325,192	$7,972,265	$1,351,075	$2,746,463	$6,241,821	$1,826,158
423,987	15,774	3,540	11,963	—	4,103

11,749,179	7,988,039	1,354,615	2,758,426	6,241,821	1,830,261

795,470	687,768	160,399	350,780	381,588	152,767
338,422	292,303	46,063	103,077	188,493	74,280
—	—	—	—	—	—

568,194	481,829	69,555	166,980	317,989	143,533
—	—	—	—	—	—
17,932	25,375	28,599	11,733	56,319	11,213
11,736	8,757	5,414	6,540	8,617	5,398
10,594	11,113	8,563	9,026	9,400	9,061
31,824	13,855	2,855	2,822	1,845	273
14,867	12,718	3,145	3,541	10,096	5,624
41,566	38,190	16,586	17,362	32,995	10,659

1,830,605	1,571,908	341,179	671,861	1,007,342	412,808

(68,107)	(245,385)	(76,526)	(93,145)	—	(94,553)
(56,216)	(49,153)	(8,003)	(17,469)	(64,084)	(12,723)
(1,768)	(83)	(4)	(2)	(230)	(15)

1,704,514	1,277,287	256,646	561,245	943,028	305,517

10,044,665	6,710,752	1,097,969	2,197,181	5,298,793	1,524,744

698,061	(244,445)	57,514	(198,872)	(559,126)	(3,342)
130,882	—	—	—	(58,128)	—
5,699	—	—	—	—	—

834,642	(244,445)	57,514	(198,872)	(617,254)	(3,342)

(1,538,619)	(1,167,184)	(1,003,023)	(30,120)	1,382,131	168,508
7,828	—	—	—	133,400	—
4,451	—	—	—	—	—

(1,526,340)	(1,167,184)	(1,003,023)	(30,120)	1,515,531	168,508

(691,698)	(1,411,629)	(945,509)	(228,992)	898,277	165,166

$9,352,967	$5,299,123	$152,460	$1,968,189	$6,197,070	$1,689,910

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Changes in Net Assets

	California Short-Intermediate Term Tax-Exempt Income Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income	$842,617	$1,939,999
Net realized gain (loss) on investments, futures contracts and swap contracts	(10,222)	12,011
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	84,028	335,549

Net increase resulting from operations	916,423	2,287,559

Distributions to Shareholders
From net investment income:
Shares	(842,864)	(1,939,807)
Institutional Shares	—	—
Retirement Shares	—	—
From net realized gains:
Shares	—	(255,808)

Total Distributions to Shareholders	(842,864)	(2,195,615)

Net Capital Share Transactions	(5,403,813)	(9,841,880)

Net increase (decrease) in net assets	(5,330,254)	(9,749,936)

NET ASSETS
Beginning of period	$56,605,227	$66,355,163

End of period	$51,274,973	$56,605,227

Undistributed (overdistributed) net investment income, at end of period	$494	$741

See Notes to Financial Statements.

52

Core Bond Fund		High Yield Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$12,583,431	$18,645,393	$3,692,273	$8,511,823
508,271	(67,050)	364,010	(309,422)

(1,866,094)	5,359,028	(4,023,073)	6,524,399

11,225,608	23,937,371	33,210	14,726,800

(7,026,663)	(12,851,594)	(3,727,258)	(7,813,910)
(5,385,011)	(5,693,159)	(154,811)	(539,707)
(22)	(40)	—	—

—	—	—	—

(12,411,696)	(18,544,793)	(3,882,069)	(8,353,617)

(2,502,969)	263,311,270	(22,610,627)	(39,412,117)

(3,689,057)	268,703,848	(26,459,486)	(33,038,934)

$551,719,773	$283,015,925	$115,996,905	$149,035,839

$548,030,716	$551,719,773	$89,537,419	$115,996,905

$194,985	$23,250	$(686,734)	$(496,938)

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	Intermediate-Term Bond Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income	$10,044,665	$19,677,927
Net realized gain (loss) on investments, futures contracts and swap contracts	834,642	(3,129,379)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(1,526,340)	8,596,210

Net increase resulting from operations	9,352,967	25,144,758

Distributions to Shareholders
From net investment income:
Shares	(9,979,815)	(19,642,311)
From net realized gains:
Shares	—	—

Total Distributions to Shareholders	(9,979,815)	(19,642,311)

Net Capital Share Transactions	(20,341,747)	24,700,690

Net increase (decrease) in net assets	(20,968,595)	30,203,137

NET ASSETS
Beginning of period	$467,275,843	$437,072,706

End of period	$446,307,248	$467,275,843

Undistributed (overdistributed) net investment income, at end of period	$18,876	$(45,974)

See Notes to Financial Statements.

54

Intermediate-Term Tax-Exempt Fund		Long-Term Tax-Exempt Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$6,710,752	$12,410,191	$1,097,969	$2,140,473
(244,445)	(789,548)	57,514	267,714

(1,167,184)	3,456,392	(1,003,023)	768,194

5,299,123	15,077,035	152,460	3,176,381

(6,806,535)	(12,408,623)	(1,150,559)	(2,140,560)

—	(730,446)	—	(392,493)

(6,806,535)	(13,139,069)	(1,150,559)	(2,533,053)

(1,681,783)	37,829,303	(878,091)	3,475,678

(3,189,195)	39,767,269	(1,876,190)	4,119,006

$392,463,025	$352,695,756	$65,376,250	$61,257,244

$389,273,830	$392,463,025	$63,500,060	$65,376,250

$(47,083)	$48,700	$(25,460)	$27,130

See Notes to Financial Statements.

55

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	New York Intermediate-Term Tax-Exempt Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income	$2,197,181	$4,174,262
Net realized loss on investments and futures contracts	(198,872)	(221,768)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(30,120)	1,496,004

Net increase resulting from operations	1,968,189	5,448,498

Distributions to Shareholders
From net investment income:
Shares	(2,198,354)	(4,173,194)

Net Capital Share Transactions	(166,179)	9,152,946

Net increase (decrease) in net assets	(396,344)	10,428,250

NET ASSETS
Beginning of period	$141,454,251	$131,026,001

End of period	$141,057,907	$141,454,251

Undistributed (overdistributed) net investment income, at end of period	$16	$1,189

See Notes to Financial Statements.

56

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$5,298,793	$10,346,642	$1,524,744	$3,390,028
(617,254)	(1,599,140)	(3,342)	(202,111)

1,515,531	4,796,996	168,508	589,130

6,197,070	13,544,498	1,689,910	3,777,047

(5,372,430)	(11,425,192)	(1,527,805)	(3,386,967)

(2,949,694)	(83,267,253)	(3,576,048)	(29,506,088)

(2,125,054)	(81,147,947)	(3,413,943)	(29,116,008)

$258,018,867	$339,166,814	$104,095,471	$133,211,479

$255,893,813	$258,018,867	$100,681,528	$104,095,471

$(101,043)	$(27,406)	$—	$3,061

See Notes to Financial Statements.

57

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity

California Short-Intermediate Term Tax-Exempt Income Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Changes in Shares	Shares	Dollars ($)	Shares	Dollars ($)
Shares
Subscriptions	869,820	6,214,732	2,429,521	17,401,512
Distributions reinvested	32,746	233,744	92,381	662,564
Redemptions	(1,664,350)	(11,852,289)	(3,890,655)	(27,905,956)

Net increase (decrease)	(761,784)	(5,403,813)	(1,368,753)	(9,841,880)
Institutional Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net increase (decrease)	—	—	—	—
Retirement Shares
Distributions reinvested	—	—	—	—

Redemption Fees	—	—	—	—

See Notes to Financial Statements.

58

Core Bond Fund				High Yield Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

4,131,808	36,758,471	9,986,679	88,776,364	2,917,638	14,543,339	6,072,661	28,550,138
408,792	3,642,395	673,001	5,989,211	157,785	746,752	217,741	1,004,402
(2,772,989)	(24,631,216)	(7,567,445)	(67,312,972)	(7,804,531)	(36,607,846)	(13,302,993)	(60,913,343)

1,767,611	15,769,650	3,092,235	27,452,603	(4,729,108)	(21,317,755)	(7,012,591)	(31,358,803)

1,608,329	14,318,071	2,772,888	24,623,459	250,685	321,444	155,243	699,379
—	—	25,148,666	225,504,856	—	—	—	—
129,411	1,153,959	113,170	1,016,339	6,306	30,076	32,619	149,603
(3,775,194)	(33,744,674)	(1,706,058)	(15,286,027)	(345,344)	(1,644,392)	(1,952,444)	(8,902,311)

(2,037,454)	(18,272,644)	26,328,666	235,858,627	(88,353)	(1,292,872)	(1,764,582)	(8,053,329)

3	25	4	40	—	—	—	—

—	—	—	—	—	—	—	15

See Notes to Financial Statements.

59

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Intermediate-Term Bond Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Changes in Shares	Shares	Dollars ($)	Shares	Dollars ($)
Shares
Subscriptions	5,256,125	37,025,907	18,049,503	127,159,970
Distributions reinvested	224,431	1,582,395	362,756	2,558,710
Redemptions	(8,393,897)	(58,950,049)	(14,921,064)	(105,017,990)

Net increase (decrease)	(2,913,341)	(20,341,747)	3,491,195	24,700,690

See Notes to Financial Statements.

60

Intermediate-Term Tax-Exempt Fund				Long-Term Tax-Exempt Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

4,088,759	37,848,587	12,042,682	112,338,953	444,274	4,413,850	912,996	9,224,461
65,510	607,312	126,628	1,181,763	25,100	251,159	49,954	506,450
(4,344,405)	(40,137,682)	(8,123,028)	(75,691,413)	(555,949)	(5,543,100)	(619,542)	(6,255,233)

(190,136)	(1,681,783)	4,046,282	37,829,303	(86,575)	(878,091)	343,408	3,475,678

See Notes to Financial Statements.

61

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	New York Intermediate-Term Tax-Exempt Fund
Changes in Shares	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Shares
Subscriptions	1,983,018	17,003,915	4,902,368	42,183,360
Distributions reinvested	34,353	294,714	62,837	540,239
Redemptions	(2,041,763)	(17,464,808)	(3,898,713)	(33,570,653)

Net increase (decrease)	(24,392)	(166,179)	1,066,492	9,152,946

See Notes to Financial Statements.

62

Short-Term Government Securities Fund				Short-Term Tax-Exempt Securities Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

4,337,844	30,157,772	6,885,151	47,777,743	1,469,626	10,412,934	2,756,608	19,549,512
280,134	1,949,112	430,742	2,989,949	27,084	192,104	44,926	318,627
(5,045,277)	(35,056,578)	(19,339,995)	(134,034,945)	(2,000,526)	(14,181,086)	(6,961,351)	(49,374,227)

(427,299)	(2,949,694)	(12,024,102)	(83,267,253)	(503,816)	(3,576,048)	(4,159,817)	(29,506,088)

See Notes to Financial Statements.

63

Financial Highlights – California Short-Intermediate Term Tax-Exempt Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$7.16		$7.16	$7.27	$7.49	$7.49	$7.27

Income from Investment Operations:
Net investment income	0.12	(a)	0.23 (a)	0.23 (a)	0.23 (a)	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.02		0.03	(0.11)	(0.22)	—	0.22

Total from Investment Operations	0.14		0.26	0.12	0.01	0.24	0.47

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.23)	(0.23)	(0.23)	(0.24)	(0.25)
From net realized gains	—		(0.03)	—	—	—	— (b)

Total Distributions to Shareholders	(0.12)		(0.26)	(0.23)	(0.23)	(0.24)	(0.25)

Net Asset Value, End of Period	$7.18		$7.16	$7.16	$7.27	$7.49	$7.49
Total return (c)(d)	1.93	(e)	3.65%	1.60%	0.20%	3.19%	6.59%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.50	%(g)	0.50%	0.50%	0.50%	0.50%	0.46%
Waiver/Reimbursement	0.55	%(g)	0.55%	0.53%	0.55%	0.40%	0.04%
Net investment income (f)	3.26	%(g)	3.16%	3.11%	3.18%	3.14%	3.36%
Portfolio turnover rate	4	%(e)	7%	48%	10%	15%	9%
Net assets, end of period (000’s)	$51,275		$56,605	$66,355	$62,949	$66,894	$66,194

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

64

Financial Highlights – Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.98		$8.84	$9.15	$9.43	$9.43	$8.95

Income from Investment Operations:
Net investment income	0.20	(a)	0.39 (a)	0.37 (a)	0.37 (a)	0.38	0.47
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.02)		0.14	(0.18)	(0.23)	0.14	0.50

Total from Investment Operations	0.18		0.53	0.19	0.14	0.52	0.97

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.39)	(0.38)	(0.37)	(0.38)	(0.48)
From net realized gains	—		—	(0.12)	(0.05)	(0.14)	(0.01)

Total Distributions to Shareholders	(0.20)		(0.39)	(0.50)	(0.42)	(0.52)	(0.49)

Net Asset Value, End of Period	$8.96		$8.98	$8.84	$9.15	$9.43	$9.43
Total return (b)(c)	1.99	%(d)	6.08%	2.00%	1.55%	5.74%	11.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.90	%(f)	0.90%	0.90%	0.90%	0.87%	0.84%
Waiver/Reimbursement	0.23	%(f)	0.30%	0.40%	0.37%	0.24%	0.11%
Net investment income (e)	4.46	%(f)	4.36%	4.05%	3.99%	4.06%	5.10%
Portfolio turnover rate	29	%(d)	49%	95%	90%	84%	120%
Net assets, end of period (000’s)	$329,083		$313,967	$281,767	$211,932	$269,027	$293,182

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

65

Financial Highlights – High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$4.80		$4.53	$4.67	$4.71	$3.99	$6.20

Income from Investment Operations:
Net investment income (a)	0.16		0.32	0.31	0.34	0.35	0.88
Net realized and unrealized gain (loss) on investments	(0.16)		0.26	(0.14)	(0.08)	0.71	(1.54)

Total from Investment Operations	—		0.58	0.17	0.26	1.06	(0.66)

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.31)	(0.30)	(0.30)	(0.26)	(1.04)
Return of capital	—		—	(0.01)	—	(0.08)	(0.51)

Total Distributions to Shareholders	(0.17)		(0.31)	(0.31)	(0.30)	(0.34)	(1.55)

Net Asset Value, End of Period	$4.63		$4.80	$4.53	$4.67	$4.71	$3.99
Total return (b)(c)	0.05	%(d)	13.41%	3.72%	5.54%	27.45%	(10.49)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.05	%(f)	1.05%	1.05%	1.04%	1.05%	1.08%
Waiver/Reimbursement	0.88	%(f)	0.64%	0.24%	0.26%	0.31%	0.27%
Net investment income (e)	6.94	%(f)	6.95%	6.84%	6.50%	7.79%	18.06%
Portfolio turnover rate	25	%(d)	75%	62%	70%	170%	153%
Net assets, end of period (000’s)	$85,791		$111,687	$136,991	$156,139	$151,476	$131,342

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

66

Financial Highlights – Intermediate-Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$7.10		$7.01	$7.16	$7.40	$7.39	$7.10

Income from Investment Operations:
Net investment income	0.16	(a)	0.31 (a)	0.27 (a)	0.26 (a)	0.26	0.37
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.02)		0.09	(0.12)	(0.22)	0.11	0.36

Total from Investment Operations	0.14		0.40	0.15	0.03	0.37	0.73

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.28)	(0.26)	(0.26)	(0.40)
From net realized gains	—		—	(0.02)	(0.01)	(0.10)	(0.04)

Total Distributions to Shareholders	(0.15)		(0.31)	(0.30)	(0.27)	(0.36)	(0.44)

Net Asset Value, End of Period	$7.09		$7.10	$7.01	$7.16	$7.40	$7.39
Total return (b)(c)	2.08	%(d)	5.79%	2.06%	0.45%	5.25%	10.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.75	%(f)	0.75%	0.72%	0.60%	0.56%	0.53%
Waiver/Reimbursement	0.06	%(f)	0.05%	0.09%	0.21%	0.13%	0.16%
Net investment income (e)	4.44	%(f)	4.38%	3.74%	3.53%	3.56%	4.56%
Portfolio turnover rate	45	%(d)	70%	75%	59%	85%	98%
Net assets, end of period (000’s)	$446,307		$467,276	$437,073	$410,392	$413,267	$404,627

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

67

Financial Highlights – Intermediate-Term Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.34		$9.29	$9.41	$9.69	$9.88	$9.39

Income from Investment Operations:
Net investment income	0.16	(a)	0.31 (a)	0.29 (a)	0.26 (a)	0.26	0.31
Net realized and unrealized gain (loss) on investments	(0.04)		0.07	(0.11)	(0.24)	0.15	0.55

Total from Investment Operations	0.12		0.38	0.18	0.02	0.41	0.86

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.31)	(0.29)	(0.26)	(0.26)	(0.31)
From net realized gains	—		(0.02)	(0.01)	(0.04)	(0.34)	(0.06)

Total Distributions Declared to Shareholders	(0.16)		(0.33)	(0.30)	(0.30)	(0.60)	(0.37)

Net Asset Value, End of Period	$9.30		$9.34	$9.29	$9.41	$9.69	$9.88
Total return (b)(c)	1.31	%(d)	4.15%	1.93%	0.20%	4.19%	9.31%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.65	%(f)	0.65%	0.65%	0.65%	0.56%	0.51%
Waiver/Reimbursement	0.15	%(f)	0.15%	0.15%	0.16%	0.07%	0.08%
Net investment income (e)	3.42	%(f)	3.36%	3.09%	2.69%	2.60%	3.15%
Portfolio turnover rate	14	%(d)	39%	69%	—	31%	48%
Net assets, end of period (000’s)	$389,274		$392,463	$352,696	$349,540	$387,624	$407,102

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

68

Financial Highlights – Long-Term Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.14		$10.03	$10.07	$10.08	$9.95	$9.48

Income from Investment Operations:
Net investment income	0.17	(a)	0.35 (a)	0.31 (a)	0.27 (a)	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.15)		0.16	(0.04)	(0.01)	0.13	0.47

Total from Investment Operations	0.02		0.51	0.27	0.27	0.39	0.76

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.34)	(0.31)	(0.28)	(0.26)	(0.29)
From net realized gains	—		(0.06)	—	—	—	—

Total Distributions to Shareholders	(0.18)		(0.40)	(0.31)	(0.28)	(0.26)	(0.29)

Net Asset Value, End of Period	$9.98		$10.14	$10.03	$10.07	$10.08	$9.95
Total return (b)(c)	0.21	%(d)	5.21%	2.64%	2.68%	4.01%	8.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.80%	0.80%	0.80%	0.73%	0.70%
Waiver/Reimbursement	0.26	%(f)	0.26%	0.22%	0.25%	0.07%	0.07%
Net investment income (e)	3.43	%(f)	3.39%	3.01%	2.74%	2.64%	2.99%
Portfolio turnover rate	11	%(d)	92%	88%	87%	111%	51%
Net assets, end of period (000’s)	$63,500		$65,376	$61,257	$62,817	$72,783	$94,965

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

69

Financial Highlights – New York Intermediate-Term Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.63		$8.55	$8.71	$8.97	$9.12	$8.74

Income from Investment Operations:
Net investment income	0.13	(a)	0.27 (a)	0.24 (a)	0.22 (a)	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.02)		0.08	(0.04)	(0.17)	0.14	0.51

Total from Investment Operations	0.11		0.35	0.20	0.05	0.36	0.78

Less Distributions to Shareholders:
From net investment income	(0.13)		(0.27)	(0.24)	(0.22)	(0.22)	(0.27)
From net realized gains	—		—	(0.12)	(0.09)	(0.29)	(0.13)

Total Distributions to Shareholders	(0.13)		(0.27)	(0.36)	(0.31)	(0.51)	(0.40)

Net Asset Value, End of Period	$8.61		$8.63	$8.55	$8.71	$8.97	$9.12
Total return (b)(c)	1.34	(d)	4.09%	2.25%	0.52%	4.06%	8.96%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.80%	0.80%	0.80%	0.68%	0.67%
Waiver/Reimbursement	0.16	%(f)	0.19%	0.18%	0.18%	0.05%	0.05%
Net investment income (e)	3.14	%(f)	3.09%	2.71%	2.46%	2.41%	2.96%
Portfolio turnover rate	4	%(d)	51%	83%	15%	42%	43%
Net assets, end of period (000’s)	$141,058		$141,454	$131,026	$138,253	$178,107	$187,400

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

70

Financial Highlights – Short-Term Government Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$6.97		$6.92	$7.00	$7.22	$7.31	$7.11

Income from Investment Operations:
Net investment income	0.15	(a)	0.25 (a)	0.20 (a)	0.18 (a)	0.16	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.03		0.08	(0.04)	(0.18)	(0.03)	0.25

Total from Investment Operations	0.18		0.33	0.16	—	0.13	0.51

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.28)	(0.24)	(0.22)	(0.20)	(0.26)
From net realized gains	—		—	—	—	(0.02)	(0.05)

Total Distributions to Shareholders	(0.15)		(0.28)	(0.24)	(0.22)	(0.22)	(0.31)

Net Asset Value, End of Period	$7.00		$6.97	$6.92	$7.00	$7.22	$7.31
Total return (b)(c)	2.57	%(d)	4.88%	2.36%	0.01%	1.90%	7.27%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.74	%(f)	0.75%	0.65%	0.60%	0.53%	0.49%
Waiver/Reimbursement	0.05	%(f)	0.04%	0.12%	0.19%	0.14%	0.15%
Net investment income (e)	4.17	%(f)	3.65%	2.83%	2.57%	2.26%	3.22%
Portfolio turnover rate	34	%(d)	128%	118%	106%	231%	170%
Net assets, end of period (000’s)	$255,894		$258,019	$339,167	$402,518	$469,218	$499,519

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

71

Financial Highlights – Short-Term Tax-Exempt Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$7.10		$7.08	$7.13	$7.22	$7.20	$7.17

Income from Investment Operations:
Net investment income	0.11	(a)	0.21 (a)	0.14 (a)	0.09 (a)	0.08	0.12
Net realized and unrealized gain (loss) on investments	0.02		0.02	(0.05)	(0.09)	0.02	0.03

Total from Investment Operations	0.13		0.23	0.09	—	0.10	0.15

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.14)	(0.09)	(0.08)	(0.12)
From net realized gains	—		—	—	— (b)	—	—

Total Distributions to Shareholders	(0.11)		(0.21)	(0.14)	(0.09)	(0.08)	(0.12)

Net Asset Value, End of Period	$7.12		$7.10	$7.08	$7.13	$7.22	$7.20
Total return (c)(d)	1.80	%(e)	3.22%	1.33%	(0.01)%	1.40%	2.04%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.60	%(g)	0.60%	0.60%	0.60%	0.47%	0.46%
Waiver/Reimbursement	0.21	%(g)	0.20%	0.17%	0.16%	0.12%	0.12%
Net investment income (f)	3.00	%(g)	2.89%	1.97%	1.21%	1.12%	1.57%
Portfolio turnover rate	4	%(e)	38%	111%	10%	99%	31%
Net assets, end of period (000’s)	$100,682		$104,095	$133,211	$239,060	$360,604	$291,282

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

72

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

Note 1. Organization

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) are each organized as a Maryland Corporation. Excelsior Funds Trust (the “Trust”) is organized as a Delaware business trust. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Information presented in these financial statements pertains to the following funds (individually referred to as a “Fund”, collectively referred to as the “Funds”):

Excelsior Fund:

Core Bond Fund

Intermediate-Term Bond Fund

Short-Term Government Securities Fund

Excelsior Tax-Exempt Fund:

California Short-Intermediate Term Tax-Exempt Income Fund

Intermediate-Term Tax-Exempt Fund

Long-Term Tax-Exempt Fund

New York Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

The Trust:

High Yield Fund

Each Fund is diversified, with the exception of California Short-Intermediate Term Tax-Exempt Income Fund and New York Intermediate-Term Tax-Exempt Fund, each of which is non-diversified.

Investment Objectives

California Short-Intermediate Term Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital. High Yield Fund seeks a high level of current income as its primary objective and may also consider the potential for capital appreciation as a secondary objective when consistent with its primary objective. Intermediate-Term Bond Fund seeks as high a level of current interest income as is consistent with relative stability of principal. Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes. New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal. Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal. Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

73

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Fund Shares

Excelsior Fund is authorized to issue up to 42.5 billion shares of common stock with a par value of $0.001 per share. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares of Intermediate-Term Bond Fund; 1.0 billion shares of Short-Term Government Securities Fund; and 1.25 billion shares of Core Bond Fund.

Excelsior Tax-Exempt Fund is authorized to issue up to 24 billion shares of common stock with a par value of $0.001 per share. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund.

The Trust may issue an unlimited number of shares of beneficial interest of each class of each Fund, with a par value of $0.00001.

California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. High Yield Fund offers two classes of shares: Shares and Institutional Shares. Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The financial highlights of the Institutional Shares and Retirement Shares of the Funds are presented separately.

Shares, Institutional Shares and Retirement Shares are offered continuously at net asset value. There are certain restrictions on the purchase of Institutional Shares and Retirement Shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund, and the Board of Trustees with regard to the Trust, based upon market transactions for normal, institutional-size trading units of similar securities.

74

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate are valued at “fair value” as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund, and the Board of Trustees with regard to the Trust. If a security is valued at fair value such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

75

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Futures Contracts

Each Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds’ sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities more efficiently.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, and (3) an inaccurate prediction by the Funds’ investment advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds’ Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Certain Funds may write call and put options on securities they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the

76

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

Certain Funds may engage in swap transactions such as interest rate swaps, consistent with their investment objectives and policies, to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the

77

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Certain Funds may invest in Treasury Inflation Protected Securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Loan Participations and Commitments

Certain Funds may invest in loan participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation (“Selling Participant”), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

78

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for all Funds. Certain Funds are managed using investment strategies that are designed to reduce (but not eliminate) the Funds’ payment of taxable distributions to shareholders. From time to time, these Funds expect to distribute taxable income and capital gains. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the organizational documents of Excelsior Fund, Excelsior Tax-Exempt Fund, and the Trust, and by contract, the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund, and the Board of Trustees with regard to the Trust, are indemnified against certain liabilities that may arise out of actions relating to their duties to Excelsior Fund, Excelsior Tax-Exempt Fund, and the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Income Tax Information

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
California Short-Intermediate Term Tax-Exempt Income Fund	$1,958,947	$—	$255,865
Core Bond Fund	—	17,474,254	—
High Yield Fund	—	8,535,124	—
Intermediate-Term Bond Fund	—	19,470,592	—
Intermediate-Term Tax-Exempt Fund	12,244,881	40,388	730,630
Long-Term Tax-Exempt Fund	2,109,421	22,291	392,494
New York Intermediate-Term Tax-Exempt Fund	4,137,826	—	—
Short-Term Government Securities Fund	—	11,619,856	—
Short-Term Tax-Exempt Securities Fund	3,424,308	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

79

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$245,815	$(178,499)	$67,316
Core Bond Fund	9,116,518	(9,950,472)	(833,954)
High Yield Fund	2,941,577	(2,393,339)	548,238
Intermediate-Term Bond Fund	8,342,924	(9,519,142)	(1,176,218)
Intermediate-Term Tax-Exempt Fund	4,860,342	(1,779,102)	3,081,240
Long-Term Tax-Exempt Fund	450,910	(645,517)	(194,607)
New York Intermediate-Term Tax-Exempt Fund	1,128,422	(199,159)	929,263
Short-Term Government Securities Fund	1,780,367	(927,026)	853,341
Short-Term Tax-Exempt Securities Fund	158,979	(64,965)	94,014

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expires March 31,
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
High Yield Fund	440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Intermediate-Term Bond Fund	—	—	—	—	481,322	4,646,979	5,128,301
Intermediate-Term Tax-Exempt Fund	—	—	—	—	—	789,548	789,548
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	580,517	746,293
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	4,357,008	15,069,083
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	1,968,777	2,774,081

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that exceeds fifty percent of the amount likely to be realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for each

80

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Effective July 1, 2007, U.S. Trust became a wholly owned subsidiary of the Bank of America Corporation (“BOA”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

For its services, the Advisor receives an investment advisory fee, computed daily and paid monthly, based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.65%
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

Administration Fee

Effective July 1, 2007, Columbia Management Advisors, LLC (“Columbia”) serves as the administrator of the Funds. Columbia is an indirect, wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA and BISYS Fund Services Ohio, Inc. (“BISYS”) served as the administrators of the Funds under the same fee structure.

81

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Columbia is entitled to an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund, series of Excelsior Fund or the Trust), at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for each Fund at the annual rate of 0.05% of average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time. For the six months ended September 30, 2007, the effective administration fee rate was 0.13% of each Fund’s average daily net assets before the reduction for pricing and bookkeeping fees and net of voluntary expense waivers.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates under this agreement were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
California Short-Intermediate Term Tax-Exempt Income Fund	$27,034	$1,335
Core Bond Fund	305,789	36,851
High Yield Fund	58,800	4,158
Intermediate-Term Bond Fund	251,722	28,740
Intermediate-Term Tax-Exempt Fund	216,922	25,173
Long-Term Tax-Exempt Fund	33,792	2,437
New York Intermediate-Term Tax-Exempt Fund	76,201	7,727
Short-Term Government Securities Fund	139,537	15,560
Short-Term Tax-Exempt Securities Fund	54,770	5,028

Pricing and Bookkeeping Fees

Effective September 17, 2007, the Funds entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective September 17, 2007, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street

82

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly, plus a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective September 17, 2007, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Funds, and USTA was responsible for oversight of these functions. On July 1, 2007 Columbia assumed responsibility from USTA for oversight of the activities performed by BISYS. BISYS was responsible for providing services to the Funds through September 16, 2007.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates for each Fund under these agreements were $505 and $505, respectively.

Transfer Agent Fee

Effective September 17, 2007, Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Prior to September 17, 2007, BFDS served as the transfer agent for the Funds’ shares.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

83

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

For the period September 17, 2007 through September 30, 2007, the total amounts paid and payable to affiliates by the Funds under this agreement were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
California Short-Intermediate Term Tax-Exempt Income Fund	$45	$45
Core Bond Fund	4,165	4,165
High Yield Fund	511	511
Intermediate-Term Bond Fund	428	428
Intermediate-Term Tax-Exempt Fund	216	216
Long-Term Tax-Exempt Fund	259	259
New York Intermediate-Term Tax-Exempt Fund	72	72
Short-Term Government Securities Fund	2,888	2,888
Short-Term Tax-Exempt Securities Fund	80	80

Shareholder Servicing Fee

The Funds have entered into shareholder servicing agreements with various service organizations which include USTA. The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who hold shares of the Funds.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
California Short-Intermediate Term Tax-Exempt Income Fund	$55,552	$8,619
Core Bond Fund	242,575	40,453
High Yield Fund	110,021	14,769
Intermediate-Term Bond Fund	529,244	85,340
Intermediate-Term Tax-Exempt Fund	475,307	77,441
Long-Term Tax-Exempt Fund	66,976	10,900
New York Intermediate-Term Tax-Exempt Fund	166,745	27,372
Short-Term Government Securities Fund	229,938	36,808
Short-Term Tax-Exempt Securities Fund	120,790	19,574

Distribution and Service Fees

Effective September 17, 2007, Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Funds’ shares. Through July 31, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor of the Funds’ shares. On August 1, 2007, Foreside Distribution Services, L.P. served as distributor until September 16, 2007.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Certain Funds have adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits the Funds to compensate and/or reimburse the Distributor monthly for services that are intended to result in the sale of certain classes’ shares. High Yield Fund, which has adopted a Distribution Plan for the Shares Class of the Fund, may pay distribution fees in an amount not to exceed the annual rate of 0.25% of the average daily net assets applicable to the Shares Class. Fees are not currently being paid under the Distribution Plan with respect to the Shares Class. Core Bond Fund, which has adopted a Distribution Plan for the Retirement Shares of the Fund, may pay distribution fees in an amount not to exceed the annual rate at 0.50% of the average daily net assets applicable to the Fund’s Retirement Shares.

Fees Paid to Officers and Trustees

The Board of Trustees/Directors may include people who are officers and/or trustees of other fund families affiliated with the investment advisor. The Funds did not pay any of the interested persons for their service as Trustees/Directors, but did pay non-interested persons (independent trustees), as noted in the Statements of Operations.

Expense Limits and Fee Waivers

The Advisor has contractually agreed to waive fees or reimburse expenses through July 31, 2008, so that the expenses incurred by each Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

	Shares	Institutional Shares	Retirement Shares
California Short-Intermediate Term Tax-Exempt Income Fund	0.50%	—	—
Core Bond Fund	0.90%	0.65%	1.40%
High Yield Fund	1.05%	0.80%	—
Intermediate-Term Bond Fund	0.75%	—	—
Intermediate-Term Tax-Exempt Fund	0.65%	—	—
Long-Term Tax-Exempt Fund	0.80%	—	—
New York Intermediate-Term Tax-Exempt Fund	0.80%	—	—
Short-Term Government Securities Fund	0.75%	—	—
Short-Term Tax-Exempt Securities Fund	0.60%	—	—

On June 12, 2006, High Yield Fund and Intermediate-Term Bond Fund filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Advisor. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation

85

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

related to settling the case, the Advisor may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Note 5. Portfolio Information

For the six months ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$—	$2,107,940	$9,122,917
Core Bond Fund	158,631,256	133,547,501	89,571,636	26,305,748
High Yield Fund	—	—	26,290,368	43,102,055
Intermediate-Term Bond Fund	250,897,271	181,259,002	42,418,407	19,915,784
Intermediate-Term Tax-Exempt Fund	—	—	65,440,238	53,391,030
Long-Term Tax-Exempt Fund	—	—	7,281,510	8,214,190
New York Intermediate-Term Tax-Exempt Fund	—	—	13,068,865	5,700,385
Short-Term Government Securities Fund	113,879,464	77,247,568	10,256,903	7,292,932
Short-Term Tax-Exempt Securities Fund	—	—	6,442,021	4,276,520

Note 6. Line of Credit

Effective September 17, 2007, the Funds and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. Borrowings are available for temporary or emergency purposes. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Prior to September 17, 2007, the Funds participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase, under similar borrowing terms.

For the six months ended September 30, 2007, the Funds did not borrow under this agreement.

Note 7. Redemption Fees

High Yield Fund may assess, subject to limited exceptions, a 2.00% redemption fee on shares that are redeemed within 60 days of their purchase. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Prior to August 1, 2007, the redemption fee was assessed, subject to limited exceptions, on Fund shares redeemed within 30 days of their purchase. For the six months ended September 30, 2007, High Yield Fund did not assess redemption fees.

Note 8. Concentration of Ownership

As of September 30, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number Of Shareholders	% of Shares Outstanding Held
California Short-Intermediate Term Tax-Exempt Income Fund	2	88.7
Core Bond Fund	1	61.1
High Yield Fund	2	88.7
Intermediate-Term Bond Fund	1	92.3
Intermediate-Term Tax-Exempt Fund	1	90.7
Long-Term Tax-Exempt Fund	1	74.6
New York Intermediate-Term Tax-Exempt Fund	1	84.5
Short-Term Government Securities Fund	2	70.0
Short-Term Tax-Exempt Securities Fund	1	91.7

Note 9. Significant Risks and Contingencies

Municipal Bond Tax Status

Certain Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Funds, you may be required to file an amended tax return as a result.

87

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Tax Development Risk

The U.S. Supreme Court has heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. This also has the potential to cause decline in the value of the municipal securities held by California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund which, in turn, would reduce the value of these Funds’ shares. You should consult your tax advisor to discuss the tax consequences of your investment in these Funds.

Concentration of Credit Risk

Certain Funds holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund’s insurers is rated Aaa by Moody’s Investors Services, Inc. (“Moody’s) or rated AAA by Standard & Poor’s. At September 30, 2007, investments supported by private insurers that represent greater than 5% of the total investments of each Fund were as follows:

	Agency	% of Total Investments
California Short-Intermediate Term Tax-Exempt Income Fund	AMBAC	16.93
	FGIC	16.41
	FSA	13.16
	MBIA	12.27
Intermediate-Term Tax-Exempt Fund	FSA	27.68
	MBIA	15.86
	AMBAC	9.24
	FGIC	6.95
Long-Term Tax-Exempt Fund	FSA	24.78
	MBIA	9.17
	FGIC	8.30
	AMBAC	5.27
New York Intermediate-Term Tax-Exempt Fund	AMBAC	20.56
	FSA	16.12
	MBIA	13.28
	FGIC	5.89
Short-Term Tax-Exempt Securities Fund	MBIA	18.88

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Geographic Concentration

Certain Funds have greater than 5% of their total investments on September 30, 2007 invested in debt obligations issued by an individual state and its political subdivisions, agencies and public authorities and instrumentalities. These Funds are more susceptible to economic and political factors adversely affecting issuers of the state’s or territory’s municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 10. Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the advisers’ ability to provide investment management services to the Companies.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

Note 11. Business Combinations and Mergers

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of the shares outstanding, net assets, net asset value per share issued, and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	96,434,781	129,070,075	16,360,288	241,865,144
Retirement Shares	—	—	1,046	1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	6.91	7.11	8.97	8.97
Retirement Shares	—	—	8.97	8.97
Net unrealized appreciation (depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

Note 12. Reorganization of the Funds

The Boards of Directors/Trustees of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the “Board”) have approved proposals, described below, that are part of a larger integration of the Excelsior Fund complex and the Columbia Funds complex. Generally, these proposals involve the reorganization of certain Excelsior Funds into newly formed Columbia Funds that will be series of a different legal entity governed by a different board than the Excelsior Funds, and will be managed by Columbia Management Advisors, LLC, an affiliate of the current advisers to the Excelsior Funds. The portfolio managers of the Excelsior Funds immediately before such reorganizations are expected to be the same portfolio managers of the newly formed Columbia Funds immediately after such reorganizations.

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Excelsior Fund”) into a corresponding newly formed shell fund listed in the right column below (each, a “Newly Formed Fund”) as shown in the chart below, subject to approval by the shareholders of the Excelsior Fund. If the shareholders of each Excelsior Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Excelsior Fund will be transferred to

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

the corresponding Newly Formed Fund and shareholders of the Excelsior Fund will receive shares of a designated class of the corresponding Newly Formed Fund in exchange for their shares. For each Excelsior Fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Newly Formed Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Newly Formed Fund. Shareholders of each Excelsior Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Excelsior Fund	Newly Formed Fund
Blended Equity Fund	Columbia Blended Equity Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
International Fund	Columbia International Growth Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value & Restructuring Fund	Columbia Value and Restructuring Fund
Core Bond Fund	Columbia Bond Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

The Board has also approved proposals, described below, that involve the reorganization of certain Excelsior Funds into Columbia Funds that are series of different legal entities governed by a different board than the Excelsior Funds, and are managed by Columbia Management Advisors, LLC.

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Acquired Fund”) into a corresponding acquiring fund listed in the right column below (each, an “Acquiring Fund”) as shown in the chart below, subject to approval by the shareholders of the Acquired Fund. If the shareholders of an Acquired Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of the Acquired Fund will receive shares of a designated class of the corresponding Acquiring Fund in exchange for their shares. For each Acquired Fund, except the money market funds, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Acquiring Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Acquiring Fund. For each Acquired Fund that is a money market fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Trust Class shares of the corresponding Acquiring Fund. Shareholders of each Acquired Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008, except for Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund which are

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS—(continued)

September 30, 2007 (Unaudited)

currently expected to be held in the second quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Acquired Fund	Acquiring Fund
Equity Income Fund	Columbia Dividend Income Fund
Real Estate Fund	Columbia Real Estate Equity Fund
International Equity Fund	International Fund
Short-Term Government Securities Fund	Columbia Short Term Bond Fund
Short-Term Tax-Exempt Securities Fund	Columbia Short Term Municipal Bond Fund
High Yield Fund	Columbia High Yield Opportunity Fund
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
California Short-Intermediate Term Tax-Exempt Income Fund	Columbia California Intermediate Municipal Bond Fund
Treasury Money Fund	Columbia Government Reserves
Government Money Fund	Columbia Government Plus Reserves
Money Fund	Columbia Cash Reserves
Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves
New York Tax-Exempt Money Fund	Columbia New York Tax-Exempt Reserves

92

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party to the advisory agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s board of directors or trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

At a meeting held on September 27th and 28th 2007, the Board of Directors/Trustees (the “Board”) of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (each a “Company” and, together, the “Companies”), including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreements (the “Advisory Agreements”) by and between each Company and UST Advisers, Inc. and U.S. Trust New York Asset Management Division, a division of United States Trust Company, National Association (together, “U.S. Trust”) with respect to each series of each Company (each, a “Fund”).

In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by U.S. Trust and its affiliates, which included information about the operations and personnel of U.S. Trust, as well as the personnel and operations of its affiliates. In this regard, the Board received information about the large mutual fund business of Columbia Management Advisors, LLC and its affiliates (together, “Columbia”), which are, together with U.S. Trust, all under the control of Bank of America Corporation, and how the resources dedicated to the Columbia mutual fund business affect the Funds. The Board also received extensive information that was provided by or derived from information prepared by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also received a memorandum from counsel regarding the responsibilities of the Board for the approval of the Advisory Agreements. In addition, the Independent Directors received advice from independent counsel to the Independent Directors, met in executive session outside the presence of Company management and U.S. Trust personnel and participated in question and answer sessions with representatives of U.S. Trust.

The Board’s approval of the continuation of the Advisory Agreements was based on the consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the meetings, including:

Nature, Extent and Quality of Services.    The Board considered the nature, extent and quality of the services provided by U.S. Trust to the Funds under the Advisory Agreements and the resources of U.S. Trust and their affiliates, including Columbia, dedicated to the Funds. In this regard, the Board evaluated, among other things, U.S. Trust’s personnel, experience, performance history of various products, and compliance program. The Board considered that U.S. Trust and Columbia provide

93

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

substantial administrative, accounting and compliance services and provide oversight of third party service providers to the Funds. The Board considered representations of U.S. Trust that U.S. Trust and Columbia have allocated substantial resources and personnel, and have made significant financial expenditures and commitments, to the investment management and other operations of the Funds. The Board also considered the nature and quantity of additional resources that have been dedicated to the operations of the Funds since U.S. Trust had become affiliated with Columbia. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by U.S. Trust to the Funds and the resources of the U.S. Trust and its affiliates dedicated to the Funds supported the renewal of the Advisory Agreements.

Fund Performance.    The Board considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Board considered each Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Board considered the composition of the peer groups, selection criteria and the reputation of third party providers who provided data for the peer group analysis. In evaluating the performance of each Fund, the Board considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, each Fund’s absolute performance was consistent with expectations for its investment methodology. The Board further considered the level of Fund performance in the context of its review of Fund expenses and U.S. Trust’s profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by U.S. Trust that were reasonable and consistent with the Fund’s investment objective and policies; (3) that each Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that U.S. Trust has taken or is taking steps designed to help improve the Fund’s investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported the renewal of the Advisory Agreements.

Fund Expenses.    With respect to the Funds’ expenses, the Board considered the rate of compensation called for by the Advisory Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated based on objective factors. The Board noted that with respect to the Funds, U.S. Trust had contractually committed to waive a portion of its fee and/or reimburse the Funds for a portion of their expenses to limit the Funds’ total operating expenses. In evaluating this information, the Board considered the nature and scope of services provided to the Funds. The Board also reviewed the fees charged by U.S. Trust to provide advisory services to other types of accounts with substantially similar investment objectives as the Funds and the differences in services and risks involved in managing such other accounts, including differences relating to compliance and regulatory burdens. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreements.

94

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

Profitability.    With regard to profitability, the Board considered the compensation flowing to U.S. Trust and its affiliates, directly or indirectly. In this connection, the Board reviewed management’s profitability analyses. The Board also considered any other benefits derived by U.S. Trust from its relationship with the Funds, such as whether, by virtue of its management of the Funds, it obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to U.S. Trust and its affiliates, the Board considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of U.S. Trust is reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale.    The Board considered the existence of any economies of scale and whether those economies are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by U.S. Trust. In this regard, and consistent with their consideration of fund expenses, the Board considered that U.S. Trust has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Board also reviewed asset flows in the Funds, noting that a relatively few number of Funds had experienced significant asset growth, while most of the Funds had experienced only moderate growth, if any. After reviewing such information, the Board determined not to seek advisory fee breakpoints at this time. The Board noted that it would continue to monitor the growth in assets of the Funds as compared to expenses and asked U.S. Trust and Columbia to continue to monitor the Funds’ expenses and asset sizes in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreements and concluded that the compensation under the Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

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98

IMPORTANT INFORMATION ABOUT THIS REPORT

Excelsior Fixed Income Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Excelsior Fixed Income Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for a fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about a fund. You should read it carefully before you invest.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management. USTA, USTNA and Columbia Management Distributor, Inc. are affiliates of Bank of America Corporation.

99

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/136415-0907 (11/07) 07/46204

INSTITUTIONAL SHARES

MONEY FUND

CORE BOND FUND

HIGH YIELD FUND

EQUITY OPPORTUNITIES FUND

LARGE CAP GROWTH FUND

MID CAP VALUE AND RESTRUCTURING FUND

VALUE AND RESTRUCTURING FUND

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

SEMI ANNUAL REPORT

September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectus for a complete discussion of investments in money market funds.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Excelsior Fund are based on numerous factors, may not be relied on as an indication of trading intent in behalf of any particular Excelsior Fund. References to specific securities should not be construed as a recommendation or investment advice.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or in a geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, financial accounting standards, and foreign taxation regulations are among the risks associated with foreign investing, as well as political risk. Investing in emerging markets may accentuate these risks.

Small-cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investment in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates the value of a bond investment is at greater risk than during periods of stable or falling rates.

LETTER TO SHAREHOLDERS

Dear Shareholder:

Allow me to take this opportunity to formally welcome you to the Columbia Funds family. In July, U.S. Trust Advisors was acquired by Bank of America (parent company of Columbia Management Group). The Excelsior Funds are now distributed by Columbia Management Distributors, Inc. The combined organization is committed to delivering unparalleled wealth management solutions and building deep, lasting relationships with our shareholders.

Your Excelsior Funds account will be serviced by Columbia Management Services, Inc., an experienced service provider in the industry. This team will process transactions, generate account statements and support your ongoing servicing needs.

As we complete the integration over the next several months, you will gain access to a broad array of investment choices including money market investments, mutual funds and 529 plans. Throughout this period of change, our goal is to ensure a smooth transition and provide services that we hope will exceed your expectations. We recommend you visit our website: www.columbiafunds.com for more information about our products and services. Those of you who receive your statements directly from Columbia Management can also register for on-line account access, which allows you to check your account balance, change your distribution options and make other account transactions. If you receive statements from your brokerage firm, please check with your financial advisor for service availability.

There’s a lot to know about Columbia Management

With $709.9 billion under management and a history that dates to the early 1900s, Columbia Management and its affiliates make up one of the nation’s largest and most experienced asset management companies.1 We offer a comprehensive array of investment solutions, including equity, fixed-income and cash strategies. Our diverse investment solutions and our focus on the needs of our clients make Columbia Management the advisor of choice for individual, institutional and high-net-worth investors.

Welcome to Columbia Management. Thank you for your business — we’re pleased to have you as a customer.

Sincerely,

Christopher L. Wilson

President, Excelsior Funds

4

About Christopher L. Wilson

Chris Wilson is head of mutual funds for Columbia Management, responsible for the day-to-day delivery of mutual fund products and services to the firm’s investors. With the exception of distribution, Mr. Wilson oversees all aspects of the mutual fund services operation including treasury, investment accounting, product development and shareholder and broker services. Mr. Wilson serves as Columbia Management’s chief liaison to the mutual fund boards of trustees. He joined Columbia Management in 2004 and has been a member of the investment community since 1980.

Columbia Management Group, LLC (“Columbia Management”) is the investment management arm of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

[1]

Columbia Management and its affiliates comprise the wealth and investment management division of Bank of America Corporation. As of September 30, 2007, Columbia Management and its affiliates managed assets of $709.9 billion. Columbia Management and its affiliates’ managed assets consist of assets under the discretionary management of the registered investment advisors, Columbia Management Advisors, LLC ($377.9 billion), Columbia Wanger Asset Management, L.P. ($38.5 billion) and Marsico Capital Management, LLC ($103.4 billion); U.S. Trust, Bank of America Private Wealth Management; Banc of America Investment Services, Inc.; Banc of America Investment Advisors, Inc.; Bank of America Capital Advisors, LLC; Premier Banking & Investments, and United States Trust, National Association, including its subsidiary, UST Advisers, Inc. ($116.5 billion).

5

Understanding Your Expenses — Money Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,025.50	1,023.50	1.52	1.52	0.30

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Understanding Your Expenses — Core Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
04/01/07 – 09/30/07
Institutional Shares	1,000.00	1,000.00	1,021.20	1,021.75	3.28	3.29	0.65

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

7

Understanding Your Expenses — High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,000.25	1,021.00	4.00	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Understanding Your Expenses — Equity Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,123.40	1,021.00	4.25	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Understanding Your Expenses — Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,148.00	1,020.30	5.05	4.75	0.94

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Understanding Your Expenses — Mid Cap Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,078.60	1,020.65	4.52	4.39	0.87

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

11

Understanding Your Expenses — Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,084.40	1,020.95	4.22	4.09	0.81

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

12

Understanding Your Expenses — Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,261.40	1,017.00	9.05	8.07	1.60

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Understanding Your Expenses — International Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Institutional Shares	1,000.00	1,000.00	1,047.65	1,019.50	5.63	5.55	1.10

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Money Fund

Principal Amount		Value

COMMERCIAL PAPER — 69.46%
$50,000,000	Abbott Laboratories, Discount Note, 4.96% 10/15/07	$49,903,556
50,000,000	American General Finance Co., Discount Note, 4.39% 10/04/07	49,977,292
50,000,000	CIT Group Funding, Inc., Discount Note, 6.40% 10/05/07	49,964,445
35,000,000	Coca-Cola Co., Discount Note, 4.65% 12/11/07	34,679,021
30,000,000	Corporate Asset Funding Co., Inc., Discount Note, 5.10% 10/24/07	29,902,250
20,000,000	Corporate Asset Funding Co., Inc., Discount Note, 5.20% 10/03/07	19,994,222
25,000,000	Ei Dupont, Discount Note, 4.75% 10/17/07	24,947,444
25,000,000	Ei Dupont, Discount Note, 4.77% 10/25/07	24,920,833
25,000,000	Govco, Inc., Discount Note, 5.15% 10/01/07	25,000,000
50,000,000	HSBC Finance Corp., Discount Note, 5.35% 10/31/07	49,777,083
30,000,000	International Business Machines, Discount Note, 4.73% 10/03/07	29,992,117
50,000,000	International Lease Finance Corp., Discount Note, 5.23% 10/26/07	49,818,403
25,000,000	John Deere Capital Corp., Discount Note, 5.10% 11/19/07	24,826,458
20,800,000	Johnson & Johnson, Discount Note, 4.72% 10/15/07	20,761,821
40,000,000	JP Morgan Chase & Co., Discount Note, 2.82% 10/23/07	39,872,400

Principal Amount		Value

COMMERCIAL PAPER — (continued)
$50,000,000	Merrill Lynch, Discount Note, 2.06% 10/03/07	$49,985,500
25,000,000	Morgan Stanley, Discount Note, 4.40% 11/19/07	24,812,847
40,000,000	National Rural Utilities Cooperative Finance, Discount Note, 4.78% 10/25/07	39,872,533
35,000,000	Procter & Gamble Co., Discount Note, 3.20% 10/19/07	34,908,300
15,000,000	Procter & Gamble Co., Discount Note, 4.81% 12/11/07	14,859,183
50,000,000	Societe Generale, Discount Note, 2.20% 10/11/07	49,927,153
25,000,000	UBS Finance Corp., Discount Note, 4.97% 11/26/07	24,806,722
25,000,000	UBS Finance Corp., Discount Note, 5.52% 02/11/08	24,502,174
25,000,000	Wal-Mart Stores, Inc., Discount Note, 4.78% 12/18/07	24,744,333

	TOTAL COMMERCIAL PAPER (Cost $812,756,090)	812,756,090

CERTIFICATES OF DEPOSIT — 12.82%
50,000,000	Barclays Bank PLC, 5.32% 10/05/07	50,000,000
50,000,000	Citibank, 5.35% 11/08/07	50,000,000
50,000,000	First Tennessee Bank, 5.65% 12/06/07	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $150,000,000)	150,000,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.70%
20,000,000	Federal Home Loan Bank, 5.54% 09/17/08(a)	20,000,000

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Money Fund — (continued)

Principal Amount		Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — (continued)
$20,000,000	Federal Home Loan Bank, 4.13% 03/14/08(a)	$20,000,000
15,000,000	Federal National Mortgage Association, 5.30% 01/08/08	15,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $55,000,000)	55,000,000

CORPORATE BONDS — 2.56%
30,000,000	Wells Fargo Bank, 4.82% 10/31/07	30,000,000

	TOTAL CORPORATE BONDS (Cost $30,000,000)	30,000,000

Shares
REGISTERED INVESTMENT COMPANY — 0.16%
1,900,537	Dreyfus Government Cash Management Fund (7 day yield of 3.23%)	1,900,537

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,900,537)	1,900,537

Principal Amount		Value

REPURCHASE AGREEMENT — 10.51%
$123,000,000	Repurchase agreement with Morgan Stanley, dated 09/28/07, due on 10/01/07, at 4.90%, collateralized by U.S. Government Agency Obligations with various maturities to 08/01/37, market value $126,207,166 (repurchase proceeds $123,050,225)	$123,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $123,000,000)	123,000,000

TOTAL INVESTMENTS (Cost $1,172,656,627)(b)	100.21%	$1,172,656,627
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.21)	(2,468,098)

NET ASSETS	100.00%	$1,170,188,529

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(b)	Cost for federal tax purposes is $1,172,656,627.

Discount Note—The rate reported is the discount rate at the time of purchase.

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	69.46	$812,756,090
Certificates of Deposit	12.82	150,000,000
Repurchase Agreement	10.51	123,000,000
U.S. Government & Agency Obligations	4.70	55,000,000
Corporate Bonds	2.56	30,000,000
Registered Investment Company	0.16	1,900,537

Total Investments	100.21	$1,172,656,627
Other Liabilities in Excess of Assets	(0.21)	(2,468,098)

Net Assets	100.00	$1,170,188,529

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET-BACKED SECURITIES — 2.34%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1A B(a)	5.50%	04/20/10	$4,189,576
2,015,000	Capital Auto Receivables Asset Trust, 2007-3 A4	5.00	03/17/14	2,020,575
6,765,000	Citibank Credit Card Issuance Trust, 2003-A10	4.75	12/10/15	6,588,500

	TOTAL ASSET-BACKED SECURITIES (Cost $12,779,089)			12,798,651

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.99%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS —6.00%
435,193	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10 15A1(b)	4.60	01/25/35	433,167
1,794,354	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.45	12/25/34	1,768,065
1,671,274	Countrywide Alternative Loan Trust, 2004-16CB 1A2	6.00	10/25/34	1,655,085
2,550,697	Countrywide Alternative Loan Trust, 2004-22CB 1A1	5.50	07/25/34	2,529,217
6,648,497	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.70	08/25/34	6,659,512
7,238,080	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.14	09/25/35	7,153,469
10,195,682	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(b)	3.99	12/25/34	10,079,593
2,647,086	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.54	02/25/35	2,616,011

				32,894,119

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.43%
2,306,295	2333 UZ	6.50	07/15/31	2,340,141

Principal Amount		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION —0.56%
$3,080,000	2003-17 QT	5.00%	08/25/27	$3,075,934

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,670,456)			38,310,194

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.60%
4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	8.07	04/14/29	4,397,171
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,409,425
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3	5.52	09/11/41	5,006,421
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	983,412
6,775,000	GE Capital Commercial Mortgage Corp., 2000-1 Cl(b)	6.73	01/15/33	7,110,024
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	7.06	05/15/33	1,821,061
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1(b)	5.32	06/10/36	3,425,221
13,080,000	GS Mortgage Securities Corp. II, 2007-GG10 A4(b)	5.99	08/10/45	13,302,550
5,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3(b)	6.16	08/12/49	5,838,328
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C(b)	7.50	10/15/33	3,362,340
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,215,146
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.62	03/15/30	6,286,130

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002- C1 A4	6.29%	04/15/34	$4,408,559
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,551,734
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,091,863
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3(b)	5.23	07/15/41	3,908,339
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(b)	5.09	07/15/42	17,834,208

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $91,058,408)			90,951,932

CORPORATE BONDS — 18.56%
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,577,595
5,700,000	Bank One Corp.	7.88	08/01/10	6,098,567
6,000,000	Barclays Bank PLC(a)(b)	5.93	12/31/49	5,692,542
1,620,000	Bear Stearns Co., Inc.	5.70	11/15/14	1,586,030
5,520,000	Bottling Group LLC	5.50	04/01/16	5,527,397
2,300,000	British Telecommunications PLC	9.13	12/15/30	3,045,665
2,715,000	Caterpillar Financial Services Corp.	5.85	09/01/17	2,739,723
265,000	Caterpillar, Inc.	5.70	08/15/16	264,432
5,715,000	Citigroup, Inc.	5.25	02/27/12	5,713,794
2,600,000	Comcast Cable Holdings LLC	9.80	02/01/12	3,009,373
1,441,000	Daimler Chrysler N.A. Holding Corp.	7.20	09/01/09	1,492,657
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,000,464
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,403,247
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,836,244
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,685,319

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS —(continued)
$1,400,000	General Electric Capital Corp.	5.00%	11/15/11	$1,393,676
1,695,000	General Electric Capital Corp.	5.88	02/15/12	1,739,592
2,995,000	General Electric Capital Corp.	6.00	06/15/12	3,088,279
2,710,000	General Mills, Inc.	5.65	09/10/12	2,734,127
1,185,000	Georgia Power Co.	5.70	06/01/17	1,184,983
5,834,000	HSBC Finance Corp.	8.00	07/15/10	6,260,979
2,000,000	Morgan Stanley	6.75	04/15/11	2,090,260
685,000	Nisource Finance Corp.	5.25	09/15/17	635,762
3,825,000	Oracle Corp.	5.25	01/15/16	3,724,552
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,125
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/29/49	4,210,375
1,670,000	Sprint Capital Corp.	8.75	03/15/32	1,915,054
4,100,000	Target Corp.	5.88	07/15/16	4,099,832
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,322,247
5,000,000	UBS Preferred Funding Trust I(b)	8.62	10/29/49	5,430,315
1,600,000	UnitedHealth Group, Inc.(a)	6.00	06/15/17	1,598,685
3,050,000	Virginia Electric & Power Co.	5.95	09/15/17	3,045,581
1,735,000	Wal Mart Stores, Inc.	5.00	04/05/12	1,719,763
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,371,334
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,156,892
950,000	Xerox Corp.	6.40	03/15/16	961,751

	TOTAL CORPORATE BONDS (Cost $101,964,345)			101,746,213

TAX-EXEMPT SECURITY — 0.31%
1,590,000	Massachusetts Bay Transportation Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,712,414

	TOTAL TAX-EXEMPT SECURITY (Cost $1,751,974)			1,712,414

U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.97%
	FREDDIE MAC — 0.51%
2,440,000		6.25	07/15/32	2,772,208

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	RESOLUTION FUNDING CORPORATION — 0.46%
$4,851,000	Principal Only STRIPS(d)	0.00%	07/15/20	$2,541,614

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,007,684)			5,313,822

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 41.62%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.35%
6,057,871	Pool # 1G1898 ARM(b)	5.88	06/01/36	6,094,407
2,387,637	Pool # A20105	5.00	04/01/34	2,283,536
8,977,710	Pool # A47411	4.50	10/01/35	8,341,565
2,071,262	Pool # A48132	7.00	12/01/35	2,139,598
1,987,638	Pool # A58455	5.50	03/01/37	1,946,266
5,209,078	Pool # B19861	4.50	08/01/20	5,014,833
2,583,561	Pool # C01811	5.00	04/01/34	2,470,917
129,482	Pool # C71221	5.00	09/01/32	124,110
18,495	Pool # C74339	5.00	12/01/32	17,727
160,127	Pool # C74469	5.00	12/01/32	153,483
31,925	Pool # C74676	5.00	12/01/32	30,601
2,134,641	Pool # E96460	5.00	05/01/18	2,098,354
4,327,452	Pool # G01842	4.50	06/01/35	4,020,816
16,863,586	Pool # G18105	5.00	03/01/21	16,534,190
2,322,051	Pool # J01383	5.50	03/01/21	2,315,556
3,243,972	Pool # J02497	4.50	09/01/20	3,123,006

				56,708,965

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 29.41%
177,052	Pool # 251502	6.50	02/01/13	181,844
75,060	Pool # 252806	7.50	10/01/29	78,688
1,093,661	Pool # 255896	6.50	08/01/35	1,114,884
4,787,145	Pool # 256269	5.50	06/01/36	4,689,820
9,803,967	Pool # 357824	5.50	06/01/35	9,614,491
1,218,929	Pool # 387203	4.80	01/01/12	1,208,980
1,040,831	Pool # 387204	4.80	01/01/12	1,032,336
199,157	Pool # 443194	5.50	10/01/28	196,170
3,847	Pool # 450846	5.50	12/01/28	3,789
337,685	Pool # 452035	5.50	11/01/28	332,621
2,265	Pool # 454758	5.50	12/01/28	2,231
552,697	Pool # 561435	5.50	11/01/29	544,408
299,509	Pool # 578543	5.50	04/01/31	294,385
111,388	Pool # 627259	5.50	02/01/32	109,452
953,853	Pool # 632551	5.50	02/01/32	937,275
428,663	Pool # 632576	5.50	02/01/32	421,330
208,532	Pool # 694655	5.50	04/01/33	204,838
1,465,264	Pool # 702861	5.00	04/01/18	1,440,323
1,334,444	Pool # 704440	5.00	05/01/18	1,311,729
58,045	Pool # 710585	5.50	05/01/33	57,017
349,465	Pool # 735224	5.50	02/01/35	343,274
22,070,624	Pool # 745432	5.50	04/01/36	21,644,079
949,818	Pool # 781859	4.50	12/01/34	881,642
1,334,761	Pool # 786423 ARM(b)	4.59	07/01/34	1,324,902
431,185	Pool # 797680	4.50	10/01/35	400,236

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES —(continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$647,787	Pool # 805373	4.50%	01/01/35	$601,290
6,159,345	Pool # 805386 ARM(b)	4.85	01/01/35	6,095,520
748,393	Pool # 812268	5.50	05/01/35	733,929
1,008,991	Pool # 815479	4.50	03/01/35	936,575
1,271,697	Pool # 819361	4.50	04/01/35	1,180,426
535,391	Pool # 820492	5.50	05/01/35	525,044
734,644	Pool # 820989	5.50	04/01/35	720,446
709,774	Pool # 821567	5.50	06/01/35	696,056
1,725,574	Pool # 822799	4.50	04/01/35	1,601,728
6,085,226	Pool # 829321	4.50	09/01/35	5,648,482
8,082,723	Pool # 831926	6.00	12/01/36	8,096,181
4,904,429	Pool # 835751	4.50	08/01/35	4,552,433
1,786,633	Pool # 835760	4.50	09/01/35	1,658,404
1,610,049	Pool # 836512	4.50	10/01/20	1,550,626
4,087,042	Pool # 839240	4.50	09/01/35	3,793,711
2,600,373	Pool # 843510	4.50	11/01/20	2,504,400
1,616,173	Pool # 844797	4.50	10/01/35	1,500,179
1,793,946	Pool # 844901	4.50	10/01/20	1,727,736
5,683,479	Pool # 867438	4.50	05/01/36	5,272,820
4,645,441	Pool # 880084	6.00	03/01/36	4,653,176
5,458,986	Pool # 883084	6.50	07/01/36	5,559,159
696,437	Pool # 893426	6.00	09/01/36	697,596
2,972,931	Pool # 895271	6.50	09/01/36	3,027,484
4,705,343	Pool # 910390	5.00	03/01/37	4,488,299
1,959,597	Pool # 916370	5.00	05/01/37	1,869,206
8,071,805	Pool # 917906	5.00	05/01/37	7,699,475
30,111,220	Pool # 937282	5.00	05/01/37	28,722,273
6,612,962	Pool # 946450 ARM(b)	6.14	09/01/37	6,718,024

				161,201,422

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.86%
281,198	Pool # 002562	6.00	03/20/28	283,552
1,731,128	Pool # 003413	4.50	07/20/33	1,617,051
329,691	Pool # 267812	8.50	06/15/17	353,978
1,569,095	Pool # 3442	5.00	09/20/33	1,508,328
2,732	Pool # 356873	6.50	05/15/23	2,802
29,201	Pool # 434772	9.00	06/15/30	31,704
46,324	Pool # 471660	7.50	03/15/28	48,645
118,488	Pool # 472028	6.50	05/15/28	121,587
53,263	Pool # 475847	6.50	06/15/28	54,656
20,664	Pool # 479087	8.00	01/15/30	21,983
296,926	Pool # 479088	8.00	01/15/30	315,878
114,538	Pool # 503711	7.00	05/15/29	120,024
9,599	Pool # 525556	8.00	01/15/30	10,212
10,842	Pool # 525945	9.00	07/15/30	11,772
106,859	Pool # 568670	6.50	04/15/32	109,470
199,220	Pool # 575441	6.50	12/15/31	204,187
558,400	Pool # 598127	5.50	03/15/18	559,374
1,199,530	Pool # 607668	5.50	02/15/18	1,201,623
757,885	Pool # 615639	4.50	09/15/33	712,679
146,831	Pool # 780086	8.50	11/15/17	156,855
644,617	Pool # 780548	8.50	12/15/17	688,622

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount			Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES —(continued)
		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION —(continued)
$484,872		Pool # 780865	9.50%	11/15/17	$525,574
163,538		Pool # 781036	8.00	10/15/17	172,399
614,937		Pool # 781084	9.00	12/15/17	658,553
147,181		Pool # 80185 ARM(b)	6.38	04/20/28	148,403
155,788		Pool # 80205 ARM(b)	6.38	06/20/28	157,084
384,378		Pool # 80311 ARM(b)	5.50	08/20/29	388,284

					10,185,279

		TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $229,035,737)			228,095,666

U.S. GOVERNMENT SECURITIES — 11.52%
		U.S. TREASURY INFLATION PROTECTED BONDS — 1.63%
1,183,718			2.00	01/15/14	1,166,701
2,762,700			2.38	01/15/25	2,787,089
4,916,699			2.38	01/15/27	4,976,624

					8,930,414

		U.S. TREASURY BONDS — 9.89%
19,880,000	(e)		4.50	02/28/11	20,158,002
21,810,000			7.63	11/15/22	28,206,459
4,635,000			6.63	02/15/27	5,632,610
200,000			4.75	02/15/37	197,233

					54,194,304

		TOTAL U.S. GOVERNMENT SECURITIES (Cost $62,617,784)			63,124,718

Contracts
CALL OPTION PURCHASED — 0.00%*
10		Euro Dollar Future, Expires 12/17/07 strike price 95.75			938

		TOTAL CALL OPTION PURCHASED (Cost $3,025)			938

Principal Amount	Rate	Maturity Date	Value

REPURCHASE AGREEMENT — 0.62%
$3,407,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $3,475,725 (repurchase proceeds $3,408,036)		$3,407,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,407,000)		3,407,000

TOTAL INVESTMENTS (Cost $546,295,502)(f)	99.53%	$545,461,548
OTHER ASSETS IN EXCESS OF LIABILITIES	0.47	2,569,168

NET ASSETS	100.00%	$548,030,716

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $12,464,215, which represents 2.27% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Perpetual Security. Stated maturity is first par call date.
(d)	Zero-coupon bond.
(e)	A portion of this security with market value of $253,496 is pledged as collateral for open futures contracts.
(f)	Cost for federal income tax purposes is $546,295,502.
*	Rounds to less than 0.01%.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

PLC—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.

20

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Contracts		Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS
Long -
63	U.S. 2 Year Treasury Note, expiring 12/31/07 (notional amount $12,983,079)	$13,043,953	$60,874
Short -
(30)	U.S. Long-Term Treasury Bond expiring 12/19/07 (notional amount $(3,339,534))	(3,340,312)	(778)

TOTAL FUTURES CONTRACTS			$60,096

Interest Rate Swap Agreement

Counterparty	Notional Amount	Receiving Leg	Paying Leg	Expiration	Unrealized Appreciation
Goldman Sachs	$5,000,000	5.36%	3-month USD LIBOR	07/24/09	$4,451

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets		Value
U.S. Government & Agency Securities	54.11		$296,534,206
Corporate Bonds	18.56		101,746,213
Commercial Mortgage-Backed Securities	16.60		90,951,932
Collateralized Mortgage Obligations	6.99		38,310,194
Asset-Backed Securities	2.34		12,798,651
Repurchase Agreement	0.62		3,407,000
Tax-Exempt Security	0.31		1,712,414
Call Option Purchased	0.00	*	938

Total Investments	99.53		$545,461,548
Other Assets in Excess of Liabilities	0.47		2,569,168

Net Assets	100.00		$548,030,716

*	Rounds to less than 0.01%.

See Notes to Financial Statements.

21

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 92.54%
	ADVERTISING PERIODICALS — 2.45%
$60,000	CanWest Media Works, Inc.	8.00%	09/15/12	$58,800
1,000,000	Dex Media Finance/West	8.50	08/15/10	1,027,500
1,000,000	R.H. Donnelley Finance Corp.(a)	10.88	12/15/12	1,065,000
40,000	R.H. Donnelley Finance Corp.	10.88	12/15/12	42,600

				2,193,900

	CABLE TV — 2.31%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,027,500
1,000,000	NTL Cable PLC	9.13	08/15/16	1,037,500

				2,065,000

	CASINO HOTELS — 5.91%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,027,500
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	967,500
1,500,000	Majestic Star LLC	9.75	01/15/11	1,260,000
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,045,000
1,000,000	MGM Mirage, Inc.	7.50	06/01/16	993,750

				5,293,750

	CELLULAR TELECOM — 1.57%
330,000	American Cellular Corp.	10.00	08/01/11	344,850
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,065,000

				1,409,850

	CHEMICALS - DIVERSIFIED — 2.26%
37,000	EquiStar Chemicals LP/EquiStar Funding Corp.	10.13	09/01/08	38,203
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,075,000
1,000,000	Nell AF Sarl (a)	8.38	08/15/15	912,500

				2,025,703

	CHEMICALS - PLASTICS — 0.58%
500,000	PolyOne Corp.	8.88	05/01/12	515,000

				515,000

	CHEMICALS - SPECIALTY — 1.11%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	997,500

				997,500

	COAL — 1.04%
1,000,000	Massey Energy Co.	6.88	12/15/13	932,500

				932,500

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMMERCIAL SERVICES — 2.24%
$1,000,000	Iron Mountain, Inc.	8.63%	04/01/13	$1,012,500
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	997,500

				2,010,000

	COMPUTER SERVICES — 1.17%
1,000,000	Sungard Data Systems, Inc.	10.25	08/15/15	1,045,000

				1,045,000

	CONTAINERS - METAL/GLASS — 2.28%
1,000,000	Crown Americas	7.75	11/15/15	1,032,500
1,000,000	Owens-Illinois, Inc.	7.50	05/15/10	1,007,500

				2,040,000

	CONTAINERS - PAPER/PLASTIC — 4.55%
1,000,000	BPC Holding Corp.	8.88	09/15/14	1,022,500
500,000	Graham Packaging Co.	8.50	10/15/12	496,250
500,000	Graham Packaging Co.	9.88	10/15/14	495,000
1,000,000	Pregis Corp.	12.38	10/15/13	1,080,000
1,000,000	Stone Container	8.00	03/15/17	982,500

				4,076,250

	COSMETICS & TOILETRIES — 1.54%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,380,000

				1,380,000

	DISTRIBUTION/WHOLESALE — 1.11%
1,000,000	Nebraska Book Co.	8.63	03/15/12	997,500

				997,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 2.17%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,047,500
1,000,000	Harland Clarke Holdings Corp.	9.50	05/15/15	892,500

				1,940,000

	ELECTRONIC COMPONENTS - SEMICONDUCTORS — 2.16%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,010,000
1,000,000	Freescale Semiconductor PIK	9.13	12/15/14	925,000

				1,935,000

	FINANCE - AUTO LOANS — 3.76%
1,354,000	Ford Motor Credit Co.	9.75	09/15/10	1,381,332
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	1,983,728

				3,365,060

See Notes to Financial Statements.

22

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD & KINDRED PRODUCTS — 1.06%
$1,000,000	Pinnacle Foods Finance LLC(a)	9.25%	04/01/15	$952,500

				952,500

	FOOD - MISCELLANEOUS AND DIVERSIFIED — 2.25%
1,000,000	Del Monte Corporation	8.63	12/15/12	1,015,000
1,000,000	Del Monte Corporation	6.75	02/15/15	960,000
40,000	Dole Foods Co.	7.25	06/15/10	37,800

				2,012,800

	FUNERAL SERVICES & RELATED ITEMS — 1.65%
1,500,000	Service Corp. International	7.00	06/15/17	1,473,750

				1,473,750

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 1.07%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	962,500

				962,500

	HOME FURNISHINGS — 2.20%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,007,500
1,000,000	Simmons Co.	7.88	01/15/14	960,000

				1,967,500

	MACHINERY - FARM — 1.14%
1,000,000	Case New Holland, Inc.	7.13	03/01/14	1,025,000

				1,025,000

	MACHINERY - GENERAL INDUSTRY — 1.11%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	995,000

				995,000

	MEDICAL - HOSPITALS — 0.95%
1,000,000	HCA, Inc.	6.50	02/15/16	850,000

				850,000

	MULTI - LINE INSURANCE — 2.47%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,207,942

				2,207,942

	MUSIC — 2.04%
2,100,000	Warner Music Group	7.38	04/15/14	1,827,000

				1,827,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	OFFICE AUTOMATION & EQUIPMENT — 2.25%
$1,000,000	Ikon Office Solutions	7.75%	09/15/15	$1,005,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,008,861

				2,013,861

	PAPER & RELATED PRODUCTS — 1.09%
1,000,000	Mercer International, Inc.	9.25	02/15/13	977,500

				977,500

	PIPELINES — 2.20%
1,500,000	Semgroup L.P.(a)	8.75	11/15/15	1,466,250
500,000	Williams Cos.(a)	6.38	10/01/10	502,500

				1,968,750

	RACETRACKS — 1.14%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	1,020,000

				1,020,000

	REAL ESTATE MANAGEMENT/SERVICES — 0.95%
1,000,000	Realogy Corp.(a)	10.50	04/15/14	852,500

				852,500

	RENTAL AUTO/EQUIPMENT — 2.16%
1,000,000	Avis Budget Car Rental	7.75	05/15/16	980,000
1,000,000	Rental Service Corp.	9.50	12/01/14	955,000

				1,935,000

	RESORTS/THEME PARKS — 1.13%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,010,000

				1,010,000

	RETAIL - APPAREL/SHOE — 1.31%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,168,750

				1,168,750

	RETAIL - BEDDING — 0.77%
1,000,000	Linens ‘N Things, Inc.(b)	10.99	01/15/14	686,250

				686,250

	RETAIL - DRUG STORE — 1.01%
1,000,000	Rite Aid Corp.	8.63	03/01/15	905,000

				905,000

	RETAIL - MAJOR DEPARTMENT STORE — 2.38%
1,000,000	Neiman Marcus Group, Inc. PIK	9.00	10/15/15	1,065,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,065,000

				2,130,000

See Notes to Financial Statements.

23

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	RETAIL - TOY STORE — 0.45%
$500,000	Toys R Us	7.38%	10/15/18	$401,250

				401,250

	RETAIL - VIDEO RENTAL — 1.51%
1,500,000	Blockbuster, Inc.	9.00	09/01/12	1,350,000

				1,350,000

	RUBBER - TIRES — 0.05%
41,000	Goodyear Tire & Rubber Co.	9.00	07/01/15	43,767

				43,767

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance PLC	7.63	06/30/12	669,500
1,500,000	Intelsat Bermuda Ltd.	11.25	06/15/16	1,606,875

				2,276,375

	SCHOOLS — 1.63%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,455,000

				1,455,000

	SPECIAL PURPOSE ENTITY — 4.80%
3,200,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)	7.55	05/01/16	3,136,288
1,500,000	Wimar OPCO LLC(a)	9.63	12/15/14	1,162,500

				4,298,788

	TELEPHONE - INTEGRATED — 9.82%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	1,995,000
1,000,000	Citizens Communications	9.25	05/15/11	1,085,000
649,000	Consolidated Communications Holding	9.75	04/01/12	655,490
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,620,000
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,318,750
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,048,071
1,000,000	Windstream Corp.	8.63	08/01/16	1,066,250

				8,788,561

	TELEVISION — 0.03%
26,000	Sinclair Broadcast Group	8.00	03/15/12	26,585

				26,585

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)

	TRAVEL SERVICES — 1.17%
$1,000,000	Travelport LLC	11.88%	09/01/16	$1,047,500

				1,047,500

	TOTAL CORPORATE BONDS (Cost $83,729,945)			82,851,442

BANK LOANS — 2.15%
	COMPUTER SERVICES — 2.15%
2,000,000	First Data Corp.(b)	7.98	09/24/14	1,927,400

	TOTAL BANK LOANS (Cost $1,940,000)			1,927,400

Shares
COMMON STOCK — 2.70%
	METAL - ALUMINUM — 2.70%
127,380	Ormet Corp.(c)			2,420,220

	TOTAL COMMON STOCK (Cost $1,019,040)			2,420,220

Principal Amount
REPURCHASE AGREEMENT — 3.44%
$3,085,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $3,150,175 (repurchase proceeds $3,085,938)			3,085,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,085,000)			3,085,000

TOTAL INVESTMENTS (Cost $89,773,985)(d)	100.83%	$90,284,062
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.83)	(746,643)

NET ASSETS	100.00%	$89,537,419

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $13,871,288, which represents 15.49% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Non-income producing security.
(d)	Cost for federal income tax purposes is $89,735,824.

LLC—Limited Liability Company

L.P.—Limited Partnership

PIK—Payment-In-Kind

PLC—Public Limited Company

See Notes to Financial Statements.

24

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

High Yield Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Consumer Cyclical	21.05	$18,838,267
Communications	18.72	16,760,271
Consumer Non-Cyclical	13.48	12,069,050
Financial	13.11	11,734,290
Industrials	12.32	11,038,750
Basic Materials	7.74	6,935,923
Technology	7.73	6,921,261
Repurchase Agreement	3.44	3,085,000
Energy	3.24	2,901,250

Total Investments	100.83	$90,284,062
Other Liabilities in Excess of Assets	(0.83)	(746,643)

Net Assets	100.00	$89,537,419

See Notes to Financial Statements.

25

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Opportunities Fund

Shares		Value

COMMON STOCKS — 88.28%
	CONSUMER DISCRETIONARY — 9.64%
128,250	BorgWarner, Inc.	$11,738,722
188,500	Dillard’s, Inc., Class A	4,114,955
145,000	John Wiley & Sons, Class A	6,514,850
180,200	Life Time Fitness, Inc.(a)	11,053,468
127,400	Sotheby’s Holdings, Inc., Class A	6,088,446

		39,510,441

	CONSUMER STAPLES — 3.71%
166,400	Anheuser-Busch Cos., Inc.	8,318,336
106,900	Wm. Wrigley Jr. Co.	6,866,187

		15,184,523

	ENERGY — 10.38%
96,300	Apache Corp.	8,672,778
187,000	Cimarex Energy Co.	6,965,750
616,000	El Paso Corp.	10,453,520
86,000	Exxon Mobil Corp.	7,960,160
89,400	Suncor Energy, Inc., ADR	8,476,014

		42,528,222

	FINANCIAL — 15.65%
184,897	Aegon N.V.	3,518,590
201,900	American Capital Strategies Ltd.	8,627,187
97	Berkshire Hathaway, Inc., Class A(a)	11,495,470
307,200	Leucadia National Corp.	14,813,184
142,500	NYSE Euronext	11,281,725
292,000	Progressive Corp.	5,667,720
133,000	RenaissanceRe Holdings Ltd.	8,699,530

		64,103,406

	HEALTH CARE — 7.29%
115,000	Johnson & Johnson	7,555,500
113,000	Medtronic, Inc.	6,374,330
101,900	Novo-Nordisk A/S, ADR	12,333,976
294,000	Senomyx, Inc.(a)	3,601,500

		29,865,306

	INDUSTRIALS — 18.75%
3,222,000	Bombardier, Inc., Class B(a)(b)	19,144,443
141,000	Canadian National Railway Co.	8,037,000
171,000	Expeditors International of Washington, Inc.	8,088,300

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
181,500	General Electric Co.	$7,514,100
80,300	Granite Construction, Inc.	4,257,506
454,600	Quanta Services, Inc.(a)	12,024,170
213,200	Rolls-Royce Group PLC, ADR	11,384,880
200,000	Simpson Manufacturing Co., Inc.	6,370,000

		76,820,399

	INFORMATION TECHNOLOGY — 4.47%
1,180,000	3com Corp.(a)	5,829,200
162,300	Microchip Technology, Inc.	5,894,736
192,500	National Instruments Corp.	6,608,525

		18,332,461

	MATERIALS — 12.98%
130,000	Aracruz Celulose SA, ADR	9,566,700
242,000	Bowater, Inc.	3,610,640
221,000	Monsanto Co.	18,948,540
166,600	Nucor Corp.	9,907,702
124,900	Vulcan Materials Co.	11,134,836

		53,168,418

	REAL ESTATE — 0.99%
121,000	St. Joe Co.	4,066,810

	UTILITIES — 4.42%
542,000	AES Corp.(a)	10,861,680
461,000	Sierra Pacific Resources	7,251,530

		18,113,210

	TOTAL COMMON STOCKS (Cost $289,235,618)	361,693,196

FOREIGN COMMON STOCKS — 9.10%
	BELGIUM — 1.43%
323,000	RHJ International(a)	5,865,899

	GERMANY — 1.34%
85,200	Bayerische Motoren Werke AG	5,485,539

	SINGAPORE — 6.33%
6,097,000	Noble Group Ltd.	8,886,856
3,143,000	Olam International Ltd.	6,638,054
1,203,385	Singapore Exchange Ltd.	10,415,811

		25,940,721

	TOTAL FOREIGN COMMON STOCKS (Cost $22,615,223)	37,292,159

See Notes to Financial Statements.

26

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Opportunities Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 1.52%
$6,231,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $6,358,500 (repurchase proceeds $6,232,895)	$6,231,000

	TOTAL REPURCHASE AGREEMENT (Cost $6,231,000)	6,231,000

TOTAL INVESTMENTS (Cost $318,081,841)(c)	98.90%	$405,216,355
OTHER ASSETS IN EXCESS OF LIABILITIES	1.10	4,520,017

NET ASSETS	100.00%	$409,736,372

(a)	Non-income producing security.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)	Cost for federal income tax purposes is $318,081,841.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Industrials	20.92	$85,707,255
Financial	19.62	80,385,116
Materials	12.98	53,168,418
Consumer Discretionary	10.98	44,995,980
Energy	10.38	42,528,222
Health Care	7.29	29,865,306
Consumer Staples	5.33	21,822,577
Information Technology	4.47	18,332,461
Utilities	4.42	18,113,210
Repurchase Agreement	1.52	6,231,000
Real Estate	0.99	4,066,810

Total Investments	98.90	$405,216,355
Other Assets in Excess of Liabilities	1.10	4,520,017

Net Assets	100.00	$409,736,372

See Notes to Financial Statements

27

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.18%
	CONSUMER DISCRETIONARY — 14.13%
476,700	Coach, Inc.(a)	$22,533,609
658,114	eBay, Inc.(a)	25,679,608
191,212	Las Vegas Sands Corp.(a)	25,511,505
663,300	Lowe’s Companies, Inc.	18,585,666
1,201,000	Starbucks Corp.(a)	31,466,200

		123,776,588

	FINANCIAL — 6.95%
64,800	Chicago Mercantile Exchange	38,060,280
368,300	Lehman Brothers Holdings, Inc.	22,735,159

		60,795,439

	HEALTH CARE — 29.69%
195,155	Alcon, Inc.	28,086,707
546,400	Allergan, Inc.	35,226,408
523,100	Celgene Corp.(a)	37,302,261
364,900	Covance, Inc.(a)	28,425,710
473,296	Genentech, Inc.(a)	36,926,554
892,316	Gilead Sciences, Inc.(a)	36,468,955
111,637	Intuitive Surgical, Inc.(a)	25,676,510
394,512	Zimmer Holdings, Inc.(a)	31,951,527

		260,064,632

	INDUSTRIALS — 6.03%
510,000	Expeditors International of Washington, Inc.	24,123,000
243,694	First Solar, Inc.(a)	28,692,532

		52,815,532

	INFORMATION TECHNOLOGY — 38.17%
572,500	Adobe Systems, Inc.(a)	24,995,350
1,240,400	Akamai Technologies, Inc.(a)	35,636,692
227,800	Apple Computer, Inc.(a)	34,976,412
820,587	Broadcom Corp., Class A(a)	29,902,190
1,083,500	Corning, Inc.	26,708,275
431,815	Electronic Arts, Inc.(a)	24,177,322
60,538	Google, Inc., Class A(a)	34,341,391
513,306	Infosys Technologies Ltd., ADR	24,838,878
809,100	Qualcomm, Inc.	34,192,566
278,183	Research In Motion Ltd.(a)	27,414,935
436,625	VMware, Inc., Class A(a)	37,113,125

		334,297,136

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.21%
575,900	America Movil S.A. de C.V., Series LG, ADR	$36,857,600

	TOTAL COMMON STOCKS (Cost $662,920,678)	868,606,927

Principal Amount
REPURCHASE AGREEMENT — 1.53%
$13,397,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $13,668,313 (repurchase proceeds $13,401,075)	13,397,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,397,000)	13,397,000

TOTAL INVESTMENTS (Cost $676,317,678)(b)	100.71%	$882,003,927
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.71)	(6,198,688)

NET ASSETS	100.00%	$875,805,239

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $676,317,678.

ADR—American Depository Receipt

Ltd.—Limited

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Information Technology	38.17	$334,297,136
Health Care	29.69	260,064,632
Consumer Discretionary	14.13	123,776,588
Financial	6.95	60,795,439
Industrials	6.03	52,815,532
Telecommunication Services	4.21	36,857,600
Repurchase Agreement	1.53	13,397,000

Total Investments	100.71	$882,003,927
Other Liabilities in Excess of Assets	(0.71)	(6,198,688)

Net Assets	100.00	$875,805,239

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 98.00%
	CONSUMER DISCRETIONARY — 22.87%
39,400	Autozone, Inc.(a)	$4,575,913
91,000	Black & Decker Corp.	7,580,299
112,900	Centex Corp.	2,999,753
360,000	Constellation Brands, Inc.(a)	8,715,600
185,000	EchoStar Communications, Inc.(a)	8,659,851
160,000	Limited Brands	3,662,400
323,200	Onex Corp.	11,876,499
167,700	Sherwin-Williams Co.	11,019,567
378,200	Tempur-Pedic International, Inc.	13,520,649
295,000	TJX Cos., Inc.	8,575,650

		81,186,181

	CONSUMER STAPLES — 1.66%
230,000	Dean Foods Co.	5,883,400

	ENERGY — 11.78%
86,000	Cimarex Energy Co.	3,203,500
133,300	Devon Energy Corp.	11,090,560
349,800	El Paso Corp.	5,936,106
260,000	Noble Corp.	12,753,000
137,800	Occidental Petroleum Corp.	8,830,227

		41,813,393

	FINANCIAL — 21.03%
94,000	Ace Ltd.	5,693,580
260,000	CIT Group, Inc.	10,452,000
470,000	E*TRADE Group, Inc.(a)	6,138,200
245,000	First Marblehead Corp.	9,292,850
141,600	Lehman Brothers Holding, Inc.	8,740,967
160,000	Leucadia National Corp.	7,715,200
61,400	Mastercard, Inc., Class A	9,085,358
150,000	Progressive Corp.	2,911,500
83,000	RenaissanceRe Holdings Ltd.	5,429,029
310,000	W.R. Berkley Corp.	9,185,300

		74,643,984

	HEALTH CARE — 3.68%
176,700	Shire Pharmaceuticals PLC ADR	13,072,266

	INDUSTRIALS — 20.31%
130,000	Autoliv, Inc.	7,767,500
193,000	Brink’s Co.	10,784,840
247,000	Empresa Brasileira de Aeronautica S.A. ADR	10,848,240
150,000	Kennametal, Inc.	12,597,000

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
22,900	Lincoln Electric Holdings, Inc.	$1,777,269
172,000	Mueller Industries, Inc.	6,216,080
185,000	Oshkosh Truck Corp.	11,464,450
330,300	United Rentals, Inc.(a)	10,625,751

		72,081,130

	INFORMATION TECHNOLOGY — 4.47%
130,000	Electronic Data Systems Corp.	2,839,200
225,000	Harris Corp.	13,002,748

		15,841,948

	MATERIALS — 7.91%
210,700	Aracruz Cellulose S.A. ADR	15,505,417
129,700	Cabot Microelectronics Corp.(a)	5,544,675
380,000	Sterlite Industries (India) Ltd. ADS(a)	7,030,000

		28,080,092

	REAL ESTATE — 0.98%
103,800	St. Joe Co.	3,488,719

	UTILITIES — 3.31%
345,000	Williams Cos., Inc.	11,750,700

	TOTAL COMMON STOCKS (Cost $214,592,502)	347,841,813

FOREIGN COMMON STOCKS — 2.00%
	NETHERLANDS — 2.00%
79,500	Hunter Douglas NV	7,114,787

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,114,787

TOTAL INVESTMENTS (Cost $217,518,740)(b)	100.00%	$354,956,600
OTHER LIABILITIES IN EXCESS OF ASSETS	0.00 *	(15,811)

NET ASSETS	100.00%	$354,940,789

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $217,518,740.
*	Rounds to less than 0.01%.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

See Notes to Financial Statements.

30

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets		Value
Consumer Discretionary	24.87		$88,300,968
Financial	21.03		74,643,984
Industrials	20.31		72,081,130
Energy	11.78		41,813,393
Materials	7.91		28,080,092
Information Technology	4.47		15,841,948
Health Care	3.68		13,072,266
Utilities	3.31		11,750,700
Consumer Staples	1.66		5,883,400
Real Estate	0.98		3,488,719

Total Investments	100.00		$354,956,600
Other Liabilities in Excess of Assets	0.00	*	(15,811)

Net Assets	100.00		$354,940,789

*	Rounds to less than 0.01%.

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund

Shares		Value

COMMON STOCKS – 95.57%
	CONSUMER DISCRETIONARY — 10.36%
2,625,000	Black & Decker Corp.	$218,662,500
2,850,000	CBS Corp., Class B	89,775,000
3,500,000	Centex Corp.	92,995,000
1,800,000	EchoStar Communications, Inc.(a)	84,258,000
1,000,000	Harman International Industries, Inc.	86,520,000
1,350,000	J.C. Penney Co., Inc.	85,549,500
3,200,000	Leggett & Platt, Inc.	61,312,000
3,000,000	Newell Rubbermaid, Inc.	86,460,000
3,300,000	TJX Cos., Inc.	95,931,000
2,700,000	Zale Corp.(a)	62,478,000

		963,941,000

	CONSUMER STAPLES — 3.94%
2,550,000	Avon Products, Inc.	95,701,500
1,000,000	ConAgra Foods, Inc.	26,130,000
2,500,000	Dean Foods Co.	63,950,000
2,200,000	Loews Corp. – Carolina Group	180,906,000

		366,687,500

	ENERGY — 19.49%
2,400,000	Anadarko Petroleum Corp.	129,000,000
2,900,000	ConocoPhillips	254,533,000
4,600,000	CONSOL Energy, Inc.	214,360,000
2,600,000	Devon Energy Corp.	216,320,000
6,100,000	El Paso Corp.	103,517,000
3,850,000	Hercules Offshore, Inc.(a)	100,523,500
1,500,000	Murphy Oil Corp.	104,835,000
2,150,000	Noble Energy, Inc.	150,586,000
4,000,000	Petrobras ADR	302,000,000
4,300,000	PetroHawk Energy Corp.(a)	70,606,000
944,900	Pinnacle Gas Resources, Inc.(a)(b)	4,422,132
2,900,000	Rossetta Resources, Inc.(a)(b)	53,186,000
2,000,000	Spectra Energy Corp.	48,960,000
2,500,000	W&T Offshore, Inc.	60,950,000

		1,813,798,632

	FINANCIAL — 21.53%
2,800,000	Ace Ltd.	169,596,000
3,300,000	AerCap Holdings NV ADR(a)	82,137,000
1,400,000	Ambac Financial Group, Inc.	88,074,000
3,300,000	Apollo Investment Corp.(c)	68,640,000
1,500,000	Capital One Financial Corp.	99,645,000

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
2,711,260	CastlePoint Holdings Ltd.	$31,179,490
2,200,000	CIT Group, Inc.	88,440,000
2,600,000	Citigroup, Inc.	121,342,005
1,050,000	Discover Financial Services	21,840,000
1,300,000	Freddie Mac	76,713,000
1,800,000	Genworth Financial, Inc.	55,314,000
4,100,000	Invesco PLC ADR	111,930,000
6,188,900	JHFS Participacoes S.A. ADR(a)(b)	32,861,821
2,350,000	JP Morgan Chase & Co.	107,677,000
2,050,000	Lehman Brothers Holdings, Inc.	126,546,500
2,850,000	Loews Corp.	137,797,500
2,961,200	MCG Capital Corp.	42,611,668
1,950,000	MetLife, Inc.	135,973,500
2,350,000	Morgan Stanley	148,050,000
2,300,000	People’s United Financial, Inc.	39,744,000
1,450,000	PNC Financial Services Group, Inc.	98,745,000
4,265,364	Primus Guaranty Ltd.(a)	44,871,629
2,100,000	Washington Mutual, Inc.	74,151,000

		2,003,880,113

	HEALTH CARE — 3.14%
1,900,000	AmerisourceBergen Corp.	86,127,000
2,031,818	Baxter International, Inc.	114,350,717
2,000,000	Bristol-Myers Squibb Co.	57,640,000
825,000	Covidien Ltd.	34,237,493

		292,355,210

	INDUSTRIALS — 13.44%
708,544	Aecom Technology Corp.(a)	24,749,442
2,900,000	AGCO Corp.(a)	147,233,000
1,050,181	Arlington Tankers	25,865,958
2,200,000	Copa Holdings S.A., Class A	88,110,000
2,750,000	Empresa Brasileira de Aeronautica S.A. ADR	120,780,000
3,650,000	Gol Linhas Aereas Inteligentes S.A. ADR	87,600,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	19,930,000
1,100,000	Rockwell Automation, Inc.	76,461,000
3,300,000	RSC Holdings, Inc.(a)	54,120,000
2,000,000	Ryder Systems, Inc.	98,000,000
825,000	Tyco International Ltd.	36,580,492

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
1,750,000	Union Pacific Corp.	$197,855,000
4,250,000	United Rentals, Inc.(a)	136,722,500
1,700,000	United Technologies Corp.	136,816,000

		1,250,823,392

	INFORMATION TECHNOLOGY — 6.16%
4,300,000	Harris Corp.	248,497,000
975,000	International Business Machines Corp.	114,855,000
3,850,000	Nokia Oyj ADR	146,030,500
1,200,000	Plantronics, Inc.	34,260,000
825,000	Tyco Electronics Ltd.	29,229,744

		572,872,244

	MATERIALS — 11.42%
3,650,000	Alpha Natural Resources, Inc.(a)	84,789,500
4,050,000	Celanese Corp., Class A	157,869,000
1,300,000	Eagle Materials, Inc.	46,462,000
1,625,000	Foundation Coal Holdings, Inc.	63,700,000
1,000,000	Freeport-McMoRan Copper & Gold, Inc. ADR	104,890,000
1,485,000	Horsehead Holding Corp.(a)(b)	33,293,700
1,461,198	International Coal Group, Inc.(a)	6,487,719
1,550,000	PPG Industries, Inc.	117,102,500
1,700,000	Schnitzer Steel Industries, Inc.	124,593,000
4,200,000	Smurfit-Stone Container Corp.(a)	49,056,000
1,800,000	Southern Copper Corp.	222,894,000
2,250,000	Sterlite Industries (India) Ltd. ADS(a)	41,625,000
1,084,319	Tronox, Inc.	10,084,167

		1,062,846,586

	REAL ESTATE — 1.87%
4,120,000	Diamondrock Hospitality Co.(b)	71,729,200
1,000,000	FBR Capital Markets Corp.(a)(b)	12,880,000
2,450,000	Host Marriot Corp.	54,978,000
3,000,000	Peoples Choice Financial Corp.(a)(b)(d)(e)	0
489,579	Ventas, Inc.	20,268,570

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
2,140,500	Vintage Wine Trust, Inc.(b)	$13,913,250

		173,769,020

	TELECOMMUNICATION SERVICES — 4.22%
5,225,000	America Movil S.A. de C.V., Series L ADR(f)	334,400,000
1,842,000	Datapath, Inc.(a)(b)	9,210,000
3,500,000	Windstream Corp.	49,420,000

		393,030,000

	TOTAL COMMON STOCKS (Cost $5,752,339,067)	8,894,003,697

FOREIGN COMMON STOCKS — 3.63%
	BRAZIL — 0.03%
500,000	JHSF Participacoes S.A.(a)	2,665,030

	GERMANY — 0.87%
1,700,000	Lanxess AG	80,619,189

	ITALY — 0.60%
5,000,000	Enel S.p.A.	56,422,485

	MEXICO — 0.85%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	78,949,293

	SWITZERLAND — 1.28%
1,350,000	Petroplus Holdings AG(a)	119,351,404

	TOTAL FOREIGN COMMON STOCKS (Cost $238,048,710)	338,007,401

CONVERTIBLE PREFERRED STOCKS — 0.27%
	MATERIALS — 0.27%
500,000	Celanese Corp., Preferred Exchange, 4.25%	25,070,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,789,117)	25,070,000

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.74%
$68,863,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $70,242,188 (repurchase proceeds $68,883,946)	$68,863,000

	TOTAL REPURCHASE AGREEMENT (Cost $68,863,000)	68,863,000

TOTAL INVESTMENTS (Cost $6,071,039,894)(g)	100.21%	$9,325,944,098
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.21)	(19,894,286)

NET ASSETS	100.00%	$9,306,049,812

At September 30, 2007 the Fund had entered into the following written option contract:

Contracts		Value

CALL OPTIONS WRITTEN:
(5,400)	America Movil S.A. de C.V., Expires 11/17/07 strike price 60 (Premiums received $2,113,212)	$(3,186,000)

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $231,496,103, which represents 2.49% of net assets.
(c)	Closed-end Management Investment Company.
(d)	Security has no value.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Directors.
(f)	All or a portion of this security is pledged as collateral for written option contracts.
(g)	Cost for federal income tax purposes is $6,071,039,894.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

For the six months ended September 30, 2007, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2007	(23,000)	$6,678,258
Options written	(22,400)	9,630,069
Options terminated in closing purchase transactions	28,183	(9,791,478)
Options exercised	6,817	(3,909,273)
Options expired	5,000	(494,364)

Options outstanding at September 30, 2007	(5,400)	$2,113,212

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	21.56	$2,006,545,143
Energy	20.77	1,933,150,036
Industrials	14.31	1,331,442,581
Materials	12.54	1,166,865,879
Consumer Discretionary	10.36	963,941,000
Information Technology	6.16	572,872,244
Consumer Staples	4.54	423,109,985
Telecommunication Services	4.22	393,030,000
Health Care	3.14	292,355,210
Real Estate	1.87	173,769,020
Repurchase Agreement	0.74	68,863,000

Total Investments	100.21	$9,325,944,098
Other Liabilities in Excess of Assets	(0.21)	(19,894,286)

Net Assets	100.00	$9,306,049,812

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund

Shares		Value

COMMON STOCKS — 91.84%
	ARGENTINA — 1.66%
931,800	Telecom Argentina SA, ADR(a)	$22,875,690

	BRAZIL — 7.46%
862,800	Companhia Vale do Rio Doce SA	29,160,098
516,832	Diagnosticos da America SA	11,842,304
210,000	Gafisa SA, ADR(a)	7,085,400
398,800	Gol Linhas Aereas Inteligentes SA, ADR	9,571,200
1,467,400	Industrias Romi SA	16,915,528
215,400	Uniao de Bancos Brasileiros SA, GDR	28,335,870

		102,910,400

	CHILE — 1.56%
424,200	Banco Santander Chile SA, ADR	21,451,794

	CHINA — 15.08%
11,637,000	Bank of Communications Ltd., Class H (Hong Kong)	14,033,245
27,271,300	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	22,010,247
42,614,000	China Construction Bank Corp, Class H (Hong Kong)	38,860,146
620,797	China Mobile Ltd., ADR (Hong Kong)	50,930,186
20,961,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	25,729,037
18,267,722	Far East Consortium International Ltd. (Hong Kong)	8,203,952
2,647,000	Industrial & Commercial Bank of China (Hong Kong)	1,845,595
15,539,400	People’s Food Holdings Ltd.	14,967,910
131,700	PetroChina Co., Ltd., ADR	24,378,987
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	7,010,204

		207,969,509

	COLUMBIA — 0.99%
392,800	BanColombia SA, ADR	13,610,520

	INDIA — 4.43%
339,350	ICICI Bank Ltd., ADR	17,890,532
222,900	State Bank of India, GDR(b)	24,964,800

Shares		Value

COMMON STOCKS — (continued)
	INDIA — (continued)
501,781	Suzlon Energy Ltd.	$18,207,245

		61,062,577

	INDONESIA — 2.45%
14,051,700	PT Indocement Tunggal Prakarsa Tbk	9,365,883
20,227,700	PT Telekomunikasi Indonesia Tbk, Series B	24,461,478

		33,827,361

	MALAYSIA — 4.88%
9,413,000	Genting Berhad	22,206,453
6,454,950	Public Bank Berhad, Foreign Market Shares	19,862,702
4,404,300	Telekom Malaysia Berhad	12,718,507
4,517,200	Tenaga Nasional Berhad	12,508,446

		67,296,108

	MEXICO — 7.58%
324,700	America Movil SAB de C.V., Series L, ADR	20,780,800
366,144	Cemex SAB de C.V., ADR	10,955,028
262,600	Grupo Aeroportuario del Pacifico SA de C.V., ADR	14,337,960
718,155	Grupo Elektra SA de C.V.	14,648,854
2,124,100	Grupo Televisa SA	10,205,483
331,580	Telefonos de Mexico SAB de C.V., Series L, ADR	10,899,035
2,903,429	Urbi Desarrollos Urbanos SA de C.V.(a)	10,432,531
3,330,082	Wal-Mart de Mexico SAB de C.V., Series V	12,209,144

		104,468,835

	RUSSIA — 6.50%
297,500	OAO Gazprom, ADR	13,119,750
210,200	Lukoil Co., ADR	17,467,620
82,700	MMC Norilsk Nickel, ADR	22,494,400
315,800	Mobile TeleSystems, OJSC, ADR	21,888,098
464,000	RBC Information Systems, ADR(a)	14,606,720

		89,576,588

	SOUTH AFRICA — 6.43%
2,911,042	African Bank Investments Ltd.	13,250,085
704,600	Gold Fields Ltd., ADR	12,746,214

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH AFRICA — (continued)
43,478	Mondi Ltd.	$431,669
1,522,224	MTN Group Ltd.	23,078,233
405,500	Sasol Ltd.	17,411,073
861,916	Telkom South Africa Ltd.	21,712,749

		88,630,023

	SOUTH KOREA — 16.17%
337,802	Hana Financial Group, Inc.	15,890,702
137,500	Kookmin Bank	11,340,966
650,638	KT Corp., ADR	16,298,482
328,470	LS Cable Ltd.	40,743,999
187,914	GS Home Shopping, Inc.	16,563,883
14,231	Lotte Chilsung Beverage Co., Ltd.	21,659,083
166,329	NCSoft Corp.(a)	14,726,302
119,757	Pacific Corp.	24,927,139
67,879	Samsung Electronics Co., Ltd.	42,474,502
614,685	SK Telecom Co., Ltd., ADR	18,256,145

		222,881,203

	TAIWAN — 9.73%
899,690	Chunghwa Telecom Co., Ltd., ADR	16,626,271
3,737,365	HON HAI Precision Industry Co., Ltd.	28,151,280
6,673,453	President Chain Store Corp.	18,769,871
12,369,406	Synnex Technology International Corp.	34,785,278
234,872	Taiwan Semiconductor Manufacturing Co., Ltd.	452,745
1,218,324	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,329,439
12,814,552	Wistron Corp.	23,098,927

		134,213,811

	THAILAND — 1.09%
5,867,900	Advanced Info Service Public Co., Ltd. (Foreign Shares)	15,042,902

	TURKEY — 2.37%
1,090,262	Akbank T.A.S., ADR(b)	16,561,407
1,112,582	Arcelik A.S.	9,018,180
2,081,704	Turkiye Vakiflar Bankasi T.A.O., Class D	7,082,093

		32,661,680

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — 3.46%
395,650	Anglo American PLC (South Africa Shares)	$26,260,213
712,500	Kazakhmys PLC	20,394,325
108,695	Mondi PLC	1,025,529

		47,680,067

	TOTAL COMMON STOCKS (Cost $714,270,319)	1,266,159,068

PREFERRED STOCKS — 4.30%
	BRAZIL — 3.59%
947,262	Companhia Energetica de Minas Gerais	20,154,511
906,800	Petroleo Brasileiro SA	29,286,721

		49,441,232

	SOUTH KOREA — 0.71%
246,300	Hyundai Motor Co., Ltd.	9,860,492

		9,860,492

	TOTAL PREFERRED STOCKS (Cost $23,369,005)	59,301,724

REGISTERED INVESTMENT COMPANY — 0.95%
240,000	India Fund, Inc.	13,053,720

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $5,731,063)	13,053,720

Principal Amount
REPURCHASE AGREEMENT — 2.54%
$35,043,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $35,746,313 (repurchase proceeds $35,053,659)	35,043,000

	TOTAL REPURCHASE AGREEMENT (Cost $35,043,000)	35,043,000

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Emerging Markets Fund — (continued)

TOTAL INVESTMENTS (Cost $778,413,387)(c)	99.63%	$1,373,557,512
OTHER ASSETS IN EXCESS OF LIABILITIES	0.37	5,154,025

NET ASSETS	100.00%	$1,378,711,537

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $41,526,207, which represents 3.01% of net assets.
(c)	Cost for federal income tax purposes is $778,413,387.

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

The Summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Telecommunication Services	19.99	$275,568,577
Financial	18.36	253,184,409
Information Technology	11.32	156,018,473
Materials	9.63	132,833,358
Energy	9.24	127,393,188
Consumer Discretionary	8.82	121,638,201
Consumer Staples	8.31	114,543,394
Industrials	7.24	99,775,932
Repurchase Agreement	2.54	35,043,000
Utilities	2.37	32,662,956
Registered Investment Company	0.95	13,053,720
Health Care	0.86	11,842,304

Total Investments	99.63	$1,373,557,512
Other Assets in Excess of Liabilities	0.37	5,154,025

Net Assets	100.00	$1,378,711,537

See Notes to Financial Statements.

38

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

International Equity Fund

Shares		Value

COMMON STOCKS — 99.60%
	AUSTRALIA — 4.54%
18,300	CSL Ltd.	$1,736,354
15,957	Rio Tinto Ltd.	1,524,925

		3,261,279

	BELGIUM — 1.63%
4,900	Umicore	1,169,055

	CANADA — 2.16%
15,400	Canadian National Railway Co.	878,806
17,000	Gildan Activewear, Inc.(a)	673,232

		1,552,038

	CHINA — 5.17%
1,087,000	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	877,301
474,000	Dongfeng Motor Group Co. Ltd., Class H	413,930
6,400	PetroChina Co. Ltd., ADR	1,184,704
5,000	Sino-Ocean Land Holdings Ltd. (a)	7,075
73,000	Sun Hung Kai Properties Ltd. (Hong Kong)	1,228,058

		3,711,068

	FINLAND — 4.78%
28,500	Fortum Oyj	1,045,588
41,700	Nokia Oyj	1,582,246
35,800	Tietoenator Oyj	803,012

		3,430,846

	FRANCE — 7.84%
23,300	AXA SA	1,043,475
7,820	BNP Paribas	855,788
13,600	Carrefour SA	952,020
3,404	Compagnie Generale de Geophysique- Veritas(a)	1,107,048
7,500	Peugeot SA	620,125
12,916	Total SA	1,046,625

		5,625,081

	GERMANY — 6.47%
18,500	Adidas AG	1,212,854
15,700	Bayerische Motoren Werke AG	1,010,833
35,200	Rhoen-Klinikum AG	1,125,941
6,350	SGL Carbon AG(a)	363,110
41,300	United Internet AG, Registered Shares	928,478

		4,641,216

Shares		Value

COMMON STOCKS — (continued)
	GREECE — 1.19%
39,000	Greek Postal Savings Bank	$854,837

	INDONESIA — 1.38%
819,500	PT Telekomunikasi Indonesia Tbk, Series B	991,026

	IRELAND — 1.29%
49,502	Bank of Ireland	922,724

	ITALY — 2.51%
27,050	ENI S.p.A.	998,896
30,665	Permasteelisa S.p.A.	800,495

		1,799,391

	JAPAN — 21.30%
19,200	Canon, Inc.	1,041,895
45,946	Chiyoda Corp.	823,513
35,600	Don Quijote Co. Ltd.	732,207
11,400	FANUC Ltd.	1,157,311
18,700	FUJIFILM Holdings Corp.	859,155
122,000	Fukuoka Financial Group, Inc.	711,213
70,000	Itochu Corp.	845,066
70	Japan Tobacco, Inc.	383,898
3,500	Keyence Corp.	774,588
11,200	Kyocera Corp.	1,044,356
70,000	Mitsubishi UFJ Financial Group, Inc.(b)	635,600
32,000	Nikon Corp.	1,093,627
1,900	Nintendo Co., Ltd.	980,978
500	NTT DoCoMo, Inc.	710,721
11,800	Shin-Etsu Chemical Co. Ltd.	811,834
104,000	Sumitomo Trust & Banking Co. Ltd.	783,027
17,200	Takeda Pharmaceutical Co. Ltd.	1,206,252
7,000	Yamada Denki Co. Ltd.	689,386

		15,284,627

	MALAYSIA — 0.59%
152,100	Tenaga Nasional Berhad	421,176

	MEXICO — 2.04%
13,400	America Movil SAB de C.V., Series L ADR	857,600
20,292	Cemex SAB de C.V. ADR	607,137

		1,464,737

	NETHERLANDS — 0.73%
9,634	Randstad Holding NV	521,509

See Notes to Financial Statements.

39

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

International Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	NORWAY — 2.81%
48,400	Tandberg ASA	$1,161,848
42,700	Telenor ASA(a)	852,488

		2,014,336

	SINGAPORE — 1.58%
78,200	DBS Group Holdings Ltd.	1,133,034

	SPAIN — 3.31%
57,200	Banco Santander SA	1,114,016
45,208	Telefonica SA	1,263,031

		2,377,047

	SWEDEN — 2.19%
10,600	SSAB Svenskt Stal AB, Series A	390,667
63,600	Svenska Cellulosa AB, B Shares	1,183,094

		1,573,761

	SWITZERLAND — 5.56%
7,000	Credit Suisse Group, Registered Shares	465,248
28,200	Micronas Semiconductor Holdings AG, Registered Shares(a)	370,726
889	Rieter Holdings AG, Registered Shares	482,274
5,300	Roche Holding AG, Genusschein Shares	959,682
8,800	Synthes, Inc.	984,743
13,600	UBS AG, Registered Shares	730,696

		3,993,369

	TAIWAN — 2.66%
161,291	HON HAI Precision Industry Co., Ltd.	1,214,905
68,482	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	693,038

		1,907,943

	THAILAND — 1.14%
340,300	Kasikornbank Public Co. Ltd. (Foreign Shares)	817,520

	TURKEY — 0.40%
35,015	Arcelik A.S.	283,819

	UNITED KINGDOM — 16.33%
72,800	BG Group	1,257,713
21,900	BHP Billiton PLC	783,457
87,300	Cadbury Schweppes PLC	1,015,314

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
35,516	GlaxoSmithKline PLC	$941,994
52,800	HSBC Holdings PLC	975,084
72,300	Paragon Group Companies PLC	443,232
18,445	Reckitt Benckiser PLC	1,081,343
85,845	Reed Elsevier PLC	1,085,234
79,351	Royal Bank of Scotland Group PLC	856,184
49,100	Sage Group PLC	249,922
128,031	Serco Group PLC	1,083,159
35,500	Shire PLC	870,144
186,330	WM Morrison Supermarkets PLC	1,075,453

		11,718,233

	TOTAL COMMON STOCKS (Cost $50,657,918)	71,469,672

Principal Amount
REPURCHASE AGREEMENT — 0.30%
$211,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 08/15/22, market value $220,719 (repurchase proceeds $211,064)	211,000

	TOTAL REPURCHASE AGREEMENT (Cost $211,000)	211,000

TOTAL INVESTMENTS (Cost $50,868,918)(c)	99.90%	$71,680,672
OTHER ASSETS IN EXCESS OF LIABILITIES	0.10	72,023

NET ASSETS	100.00%	$71,752,695

(a)	Non-income producing security.
(b)	Represent fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)	Cost for federal income tax purposes is $50,868,918.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

See Notes to Financial Statements.

40

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

International Equity Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	18.92	$13,576,811
Information Technology	16.31	11,705,147
Consumer Discretionary	11.56	8,297,521
Health Care	10.91	7,825,110
Industrials	9.02	6,472,969
Materials	9.02	6,470,169
Energy	7.80	5,594,986
Consumer Staples	7.50	5,385,329
Telecommunication Services	6.52	4,674,866
Utilities	2.04	1,466,764
Repurchase Agreement	0.30	211,000

Total Investments	99.90	$71,680,672
Other Assets in Excess of Liabilities	0.10	72,023

Net Assets	100.00	$71,752,695

See Notes to Financial Statements.

41

Excelsior Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

	Money Fund	Core Bond Fund
ASSETS
Investments, at identified cost	$1,049,656,627	$542,888,502
Repurchase agreements, at identified cost	123,000,000	3,407,000

Total investments, at identified cost	$1,172,656,627	$546,295,502

Investments, at value (including repurchase agreements)	$1,172,656,627	$545,461,548
Cash	—	—
Unrealized appreciation on swap contracts	—	4,451
Receivable for:
Investments sold	—	6,879,231
Fund shares sold	99,935	364,686
Dividends	17,734	—
Interest	1,649,427	4,200,974
Futures variation margin	—	63,984
Expense reimbursement due from Investment Advisor and/or its Affiliates	75,820	91,636
Foreign tax reclaims	—	—
Prepaid expenses	69,664	31,199

Total assets	$1,174,569,207	$557,097,709

LIABILITIES
Payable to custodian bank	—	773,896
Payable for:
Investments purchased	—	5,832,662
Fund shares repurchased	4,365	383,097
Distributions	3,516,777	1,409,074
Investment advisory fee	239,619	296,242
Administration fee	92,735	41,689
Transfer agent fee	7,425	34,483
Pricing and bookkeeping fees	6,642	8,256
Trustees’/Directors’ fees	431	—
Audit fee	10,793	27,874
Custody fee	58,542	16,073
Legal fee	99,874	38,010
Shareholder servicing fee	210,940	99,490
Distribution and service fees	—	— *
Other liabilities	132,535	106,147

Total liabilities	$4,380,678	$9,066,993

NET ASSETS	$1,170,188,529	$548,030,716

NET ASSETS CONSIST OF
Par value	$1,170,434	$61,166
Paid-in capital in excess of par value	1,169,058,550	549,903,000
Undistributed (overdistributed) net investment income	(13)	194,985
Accumulated net realized gain (loss)	(40,442)	(1,359,028)
Net unrealized appreciation (depreciation) on:
Investments	—	(833,954)
Foreign currency translations	—	—
Futures contracts	—	60,096
Swap contracts	—	4,451

NET ASSETS	$1,170,188,529	$548,030,716

*	Rounds to less than $1.

See Notes to Financial Statements.

42

High Yield Fund	Equity Opportunities Fund	Large Cap Growth Fund

$86,688,985	$311,850,841	$662,920,678
3,085,000	6,231,000	13,397,000

$89,773,985	$318,081,841	$676,317,678

$90,284,062	$405,216,355	$882,003,927
841	—	1,201,247
—	—	—

—	5,399,189	2,982,911
3,627	135,622	1,129,424
—	601,266	167,449
2,006,826	1,899	4,075
—	—	—
68,726	56,482	—
—	12,302	80,213
5,647	21,818	37,214

$92,369,729	$411,444,933	$887,606,460

—	1,037	—

1,940,000	1,063,603	10,641,468
28,675	166,867	255,797
437,961	—	—
57,921	241,010	516,604
5,194	28,600	65,079
3,801	25,462	12,104
3,412	4,390	6,101
54	—	—
25,182	15,171	14,040
12,920	8,066	24,416
285,741	17,782	42,006
23,519	68,500	198,333
—	1	4
7,930	68,072	25,269

$2,832,310	$1,708,561	$11,801,221

$89,537,419	$409,736,372	$875,805,239

$193	$259	$72,052
154,830,582	316,753,335	765,610,429
(686,734)	144,193	(2,969,869)
(65,116,699)	5,697,874	(92,593,622)

510,077	87,134,514	205,686,249
—	6,197	—
—	—	—
—	—	—

$89,537,419	$409,736,372	$875,805,239

See Notes to Financial Statements.

43

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Money Fund	Core Bond Fund
Institutional Shares
Net assets	$595,286,144	$218,946,712
Shares outstanding	595,288,155	24,432,425
Net asset value and offering price per share	$1.00	$8.96
Shares
Net assets	$574,902,385	$329,082,914
Shares outstanding	575,145,391	36,733,338
Net asset value and offering price per share	$1.00	$8.96
Retirement Shares
Net assets	—	$1,090
Shares outstanding	—	122
Net asset value and offering price per share	—	$8.96	(a)
Class A
Net assets	—	—
Shares outstanding	—	—
Net asset value per share (b)	—	—
Maximum sales charge	—	—
Maximum offering price per share (c)	—	—
Class C
Net assets	—	—
Shares outstanding	—	—
Net asset value and offering price per share (b)	—	—
(a)	Net asset value per share rounds due to fractional shares outstanding.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c)	On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

44

High Yield Fund	Equity Opportunities Fund	Large Cap Growth Fund

$3,746,536	$59,174,383	$25,876,593
809,273	3,736,977	2,124,311
$4.63	$15.83	$12.18

$85,790,883	$350,541,967	$849,897,194
18,518,456	22,152,657	69,924,817
$4.63	$15.82	$12.15

—	—	$11,500
—	—	962
—	—	$11.95

—	$10,011	$9,976
—	633	821
—	$15.82	$12.15
—	5.75%	5.75%
—	$16.78	$12.89

—	$10,011	$9,976
—	633	821
—	$15.82	$12.15

See Notes to Financial Statements.

45

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund
ASSETS
Investments, at identified cost	$217,518,740	$6,071,039,894	$778,413,387	$50,868,918

Investments, at value	$354,956,600	$9,325,944,098	$1,373,557,512	$71,680,672
Cash	—	1,294,794	11,378	9,448
Foreign currency (cost of $-, $-, $2,964,540 and $212,075, respectively)	—	—	2,990,442	212,988
Receivable for:
Investments sold	80,737	18,443,910	—	535,572
Fund shares sold	64,952	8,906,387	966,323	9,500
Dividends	373,711	12,500,329	4,346,097	162,072
Interest	—	20,946	10,659	64
Expense reimbursement due from Investment Advisor	961	—	18,679	17,266
Foreign tax reclaims	—	32,618	2,842	38,806
Prepaid expenses	20,147	510,432	—	4,046
Other assets	—	—	71,544	—

Total assets	$355,497,108	$9,367,653,514	$1,381,975,476	$72,670,434

LIABILITIES
Payable to custodian bank	63,464	—	—	—
Written options at value (premiums of $-, $2,113,212, $- and $-, respectively)	—	3,186,000	—	—
Payable for:
Investments purchased	—	43,470,158	183,417	811,238
Fund shares repurchased	59,126	4,927,604	500,633	—
Investment advisory fee	185,100	4,439,243	1,315,612	58,279
Administration fee	25,245	751,022	151,554	6,364
Transfer agent fee	11,742	336,408	51,745	—
Pricing and bookkeeping fees	6,430	7,011	7,056	3,777
Trustees’/Directors’ fees	—	55,084	53	149
Audit fee	22,653	—	5,457	19,752
Custody fee	15,249	99,688	504,503	12,556
Legal fee	23,052	458,515	65,250	3,942
Shareholder servicing fee	101,133	3,512,732	420,014	—
Distribution and service fees	717	3,011	1	—
Other liabilities	42,408	357,226	58,644	1,682

Total liabilities	$556,319	$61,603,702	$3,263,939	$917,739

NET ASSETS	$354,940,789	$9,306,049,812	$1,378,711,537	$71,752,695

NET ASSETS CONSIST OF
Par value	$154	$159,088	$78,060	$58
Paid-in capital in excess of par value	208,533,466	5,957,888,237	693,565,206	55,494,055
Undistributed net investment income	2,828,263	37,254,923	4,095,292	87,583
Accumulated net realized gain (loss)	6,141,046	56,914,288	85,689,248	(4,642,556)
Net unrealized appreciation (depreciation) on:
Investments	137,437,860	3,254,904,204	595,144,125	20,811,754
Foreign currency translations	—	1,860	139,606	1,801
Written options	—	(1,072,788)	—	—

NET ASSETS	$354,940,789	$9,306,049,812	$1,378,711,537	$71,752,695

See Notes to Financial Statements.

46

	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund		Emerging Markets Fund	International Equity Fund
Institutional Shares
Net assets	$31,454,182	$346,400,817		$61,806,841	$71,752,695
Shares outstanding	1,360,218	5,923,241		3,489,079	5,789,159
Net asset value and offering price per share	$23.12	$58.48		$17.71	$12.39
Shares
Net assets	$321,635,768	$8,951,377,336		$1,316,884,816	—
Shares outstanding	13,946,642	153,023,496		74,569,830	—
Net asset value and offering price per share	$23.06	$58.50		$17.66	—
Retirement Shares
Net assets	$1,850,839	$8,251,685		—	—
Shares outstanding	80,968	141,164		—	—
Net asset value and offering price per share	$22.86	$58.45		—	—
Class A
Net assets	—	$9,987		$9,940	—
Shares outstanding	—	171		563	—
Net asset value per share (a)	—	$58.50	(b)	$17.66	—
Maximum sales charge	—	5.75%		5.75%	—
Maximum offering price per share (c)	—	$62.07		$18.74	—
Class C
Net assets	—	$9,987		$9,940	—
Shares outstanding	—	171		563	—
Net asset value and offering price per share (a)	—	$58.50	(b)	$17.66	—
(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	Net asset value per share rounds due to fractional shares outstanding.
(c)	On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

47

Excelsior Funds

Statements of Operations

For the Six Months Ended September 30, 2007 (Unaudited)

	Money Fund	Core Bond Fund	High Yield Fund	Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$116,073	$347,439	$—	$3,349,272
Interest	31,908,244	14,432,791	4,245,939	25,148
Foreign withholding tax	—	—	—	(38,831)

Total Investment Income	32,024,317	14,780,230	4,245,939	3,335,589
EXPENSES
Investment advisory fee	1,501,032	1,796,450	425,759	1,438,456
Administration fee	900,073	411,888	77,818	285,185
Distribution fee:
Retirement Shares	—	2	—	—
Class C	—	—	—	1
Shareholder servicing fee:
Institutional Shares	—	—	—	—
Shares	755,691	400,341	127,908	395,026
Retirement Shares	—	2	—	—
Class A	—	—	—	— *
Class C	—	—	—	— *
Transfer agent fee	53,717	91,821	23,259	44,673
Pricing and bookkeeping fees	6,725	15,922	8,464	5,799
Trustees’/Directors’ fees	19,885	10,771	12,614	10,698
Legal fee	24,293	13,909	283,020	—
Custody fees	44,109	20,331	9,605	43,410
Other expenses	66,666	64,185	59,631	63,366

Total Expenses	3,372,191	2,825,622	1,028,078	2,286,614
Fees waived/reimbursed by:
Investment Advisor	(646,284)	(557,634)	(455,059)	(307,056)
Administrator	(152,658)	(69,483)	(11,856)	(49,310)
Custody earnings credit	(16,321)	(1,706)	(7,497)	(167)

Net Expenses	2,556,928	2,196,799	553,666	1,930,081

NET INVESTMENT INCOME (LOSS)	29,467,389	12,583,431	3,692,273	1,405,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FUTURES CONTRACTS, SWAP CONTRACTS AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	2,996	438,269	364,010	9,770,059
Foreign currency transactions	—	—	—	(78)
Futures contracts	—	64,303	—	—
Swap contracts	—	5,699	—	—
Written options	—	—	—	—

Net realized gain (loss)	2,996	508,271	364,010	9,769,981

Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,889,913)	(4,023,073)	31,489,584
Foreign currency translations	—	—	—	5,707
Futures contracts	—	19,368	—	—
Swap contracts	—	4,451	—	—
Written options	—	—	—	—

Net change in unrealized appreciation (depreciation)	—	(1,866,094)	(4,023,073)	31,495,291

Net Gain (Loss)	2,996	(1,357,823)	(3,659,063)	41,265,272

Net Increase Resulting from Operations	$29,470,385	$11,225,608	$33,210	$42,670,780

*	Rounds to less than $1.

See Notes to Financial Statements.

48

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$1,695,781	$5,207,492	$121,552,689	$23,243,411	$896,110
78,291	7,827	230,202	140,597	7,183
(65,616)	(59,725)	(978,162)	(3,316,927)	(75,533)

1,708,456	5,155,594	120,804,729	20,067,081	827,760

2,975,452	1,155,038	26,841,299	7,795,574	361,519
592,719	264,171	6,744,653	1,241,343	69,913

18	3,920	10,720	—	—
1	—	1	1	—

—	—	53,483	—	59
952,487	402,319	10,337,292	1,463,927	—
9	1,960	5,177	—	—
— *	—	— *	— *	—
— *	—	— *	— *	—
85,663	80,945	1,294,761	270,112	6,752
7,095	6,543	7,277	31,422	16,708
14,224	9,525	108,782	19,930	12,513
35,321	11,211	385,114	55,772	2,846
24,052	15,269	299,009	862,950	27,042
97,694	50,593	525,020	136,263	20,145

4,784,735	2,001,494	46,612,588	11,877,294	517,497

—	—	—	(209,969)	(109,406)
(101,901)	(44,647)	(1,134,346)	(160,676)	(8,964)
(4,509)	(6,679)	(39,177)	(28,826)	(1,992)

4,678,325	1,950,168	45,439,065	11,477,823	397,135

(2,969,869)	3,205,426	75,365,664	8,589,258	430,625

31,509,475	(470,779)	109,640,328	82,638,997	5,669,119
—	(160)	89,300	200,809	(13,715)
—	—	—	—	—
—	—	—	—	—
—	—	(3,139,781)	—	—

31,509,475	(470,939)	106,589,847	82,839,806	5,655,404

81,732,156	22,415,661	502,250,047	195,136,022	486,702
—	—	8,579	108,288	(710)
—	—	—	—	—
—	—	—	—	—
—	—	(3,916,046)	—	—

81,732,156	22,415,661	498,342,580	195,244,310	485,992

113,241,631	21,944,722	604,932,427	278,084,116	6,141,396

$110,271,762	$25,150,148	$680,298,091	$286,673,374	$6,572,021

See Notes to Financial Statements.

49

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund		Core Bond Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income	$29,467,389	$64,755,001	$12,583,431	$18,645,393
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	2,996	(2,912)	508,271	(67,050)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	—	—	(1,866,094)	5,359,028

Net increase resulting from operations	29,470,385	64,752,089	11,225,608	23,937,371

Distributions to Shareholders
From net investment income:
Institutional Shares	(15,005,982)	(26,104,170)	(5,385,011)	(5,693,159)
Shares	(14,488,978)	(38,623,273)	(7,026,663)	(12,851,594)
Retirement Shares	—	—	(22)	(40)

Total Distributions to Shareholders	(29,494,960)	(64,727,443)	(12,411,696)	(18,544,793)

Net Capital Share Transactions	(86,863,483)	(298,083,731)	(2,502,969)	263,311,270

Net increase (decrease) in net assets	(86,888,058)	(298,059,085)	(3,689,057)	268,703,848

NET ASSETS
Beginning of period	$1,257,076,587	$1,555,135,672	$551,719,773	$283,015,925

End of period	$1,170,188,529	$1,257,076,587	$548,030,716	$551,719,773

Undistributed (overdistributed) net investment income, at end of period	$(13)	$27,558	$194,985	$23,250

See Notes to Financial Statements.

50

High Yield Fund		Equity Opportunities Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$3,692,273	$8,511,823	$1,405,508	$1,493,522
364,010	(309,422)	9,769,981	(1,525,507)
(4,023,073)	6,524,399	31,495,291	31,286,902

33,210	14,726,800	42,670,780	31,254,917

(154,811)	(539,707)	(381,460)	(425,370)
(3,727,258)	(7,813,910)	(1,455,114)	(851,918)
—	—	—	—

(3,882,069)	(8,353,617)	(1,836,574)	(1,277,288)

(22,610,627)	(39,412,117)	30,922,416	121,147,723

(26,459,486)	(33,038,934)	71,756,622	151,125,352

$115,996,905	$149,035,839	$337,979,750	$186,854,398

$89,537,419	$115,996,905	$409,736,372	$337,979,750

$(686,734)	$(496,938)	$144,193	$575,259

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	Large Cap Growth Fund		Mid Cap Value and Restructuring Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income (loss)	$(2,969,869)	$(4,255,930)	$3,205,426	$3,160,394
Net realized gain (loss) on investments, foreign currency transactions and written options	31,509,475	11,805,044	(470,939)	8,602,300
Net realized gains from redemptions in-kind	—	—	—	23,046,664
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	81,732,156	37,708,433	22,415,661	(10,315,446)

Net increase resulting from operations	110,271,762	45,257,547	25,150,148	24,493,912

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	(409,234)	(28,083)
Shares	—	—	(3,023,143)	(69,200)
Retirement Shares	—	—	(11,004)	—
From net realized gains:
Institutional Shares	—	—	—	(812)
Shares	—	—	—	(6,735)

Total Distributions to Shareholders	—	—	(3,443,381)	(104,830)

Net Capital Share Transactions	31,097,354	136,983,006	6,117,253	(36,769,439)

Net increase (decrease) in net assets	141,369,116	182,240,553	27,824,020	(12,380,357)

NET ASSETS
Beginning of period	$734,436,123	$552,195,570	$327,116,769	$339,497,126

End of period	$875,805,239	$734,436,123	$354,940,789	$327,116,769

Undistributed (overdistributed) net investment income, at end of period	$(2,969,869)	$—	$2,828,263	$3,066,218

See Notes to Financial Statements.

52

Value and Restructuring Fund		Emerging Markets Fund		International Equity Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$75,365,664	$66,434,678	$8,589,258	$5,214,247	$430,625	$540,257
106,589,847	96,756,036	82,839,806	48,869,293	5,655,404	4,968,955
—	—	—	—	—	—
498,342,580	645,371,791	195,244,310	100,008,846	485,992	4,336,996

680,298,091	808,562,505	286,673,374	154,092,386	6,572,021	9,846,208

(2,703,852)	(3,526,597)	(204,395)	(252,640)	(500,265)	(492,367)
(52,036,862)	(64,324,804)	(4,453,377)	(5,716,045)	—	—
(18,993)	(4,928)	—	—	—	—

—	—	—	(1,858,765)	—	—
—	—	—	(51,272,417)	—	—

(54,759,707)	(67,856,329)	(4,657,772)	(59,099,867)	(500,265)	(492,367)

539,354,612	918,433,748	(37,717,544)	17,298,560	(4,502,165)	587,093

1,164,892,996	1,659,139,924	244,298,058	112,291,079	1,569,591	9,940,934

$8,141,156,816	$6,482,016,892	$1,134,413,479	$1,022,122,400	$70,183,104	$60,242,170

$9,306,049,812	$8,141,156,816	$1,378,711,537	$1,134,413,479	$71,752,695	$70,183,104

$37,254,923	$16,648,966	$4,095,292	$163,806	$87,583	$157,223

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity

	Money Fund
Changes in Shares	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	2,123,476,337	2,123,476,337	4,262,737,772	4,262,737,772
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	6,941,966	6,941,966	9,160,704	9,160,704
Redemptions	(2,147,683,199)	(2,147,683,199)	(4,182,098,880)	(4,182,098,880)

Net increase (decrease)	(17,264,896)	(17,264,896)	89,799,596	89,799,596
Shares
Subscriptions	978,506,286	978,506,286	2,599,472,390	2,599,472,390
Distributions reinvested	2,070,292	2,070,301	3,330,030	3,330,030
Redemptions	(1,050,175,172)	(1,050,175,174)	(2,990,685,747)	(2,990,685,747)

Net increase (decrease)	(69,598,594)	(69,598,587)	(387,883,327)	(387,883,327)
Retirement Shares
Distributions reinvested	—	—	—	—

Redemption Fees	—	—	—	—

See Notes to Financial Statements.

54

Core Bond Fund				High Yield Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

1,608,329	14,318,071	2,772,888	24,623,459	250,685	321,444	155,243	699,379
—	—	25,148,666	225,504,856	—	—	—	—
129,411	1,153,959	113,170	1,016,339	6,306	30,076	32,619	149,603
(3,775,194)	(33,744,674)	(1,706,058)	(15,286,027)	(345,344)	(1,644,392)	(1,952,444)	(8,902,311)

(2,037,454)	(18,272,644)	26,328,666	235,858,627	(88,353)	(1,292,872)	(1,764,582)	(8,053,329)

4,131,808	36,758,471	9,986,679	88,776,364	2,917,638	14,543,339	6,072,661	28,550,138
408,792	3,642,395	673,001	5,989,211	157,785	746,752	217,741	1,004,402
(2,772,989)	(24,631,216)	(7,567,445)	(67,312,972)	(7,804,531)	(36,607,846)	(13,302,993)	(60,913,343)

1,767,611	15,769,650	3,092,235	27,452,603	(4,729,108)	(21,317,755)	(7,012,591)	(31,358,803)

3	25	4	40	—	—	—	—

—	—	—	—	—	—	—	15

See Notes to Financial Statements.

55

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Equity Opportunities Fund
Changes in Shares	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	944,747	12,184,733
Distributions reinvested	72,851	1,075,963	3,799	48,632
Redemptions	3,270	49,371	(992,875)	(13,081,976)
Redemption-in-kind	(576,382)	(8,696,843)	—	—

Net increase (decrease)	(500,261)	(7,571,509)	(44,329)	(848,611)
Shares
Subscriptions	3,925,144	59,329,430	11,404,243	151,491,788
Distributions reinvested	22,381	338,329	12,057	154,087
Redemptions	(1,407,877)	(21,193,858)	(2,227,805)	(29,659,176)

Net increase	2,539,648	38,473,901	9,188,495	121,986,699
Retirement Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net increase	—	—	—	—
Class A
Subscriptions	633	10,000	—	—

Class C
Subscriptions	633	10,000	—	—

Redemption Fees	—	24	—	9,635

See Notes to Financial Statements.

56

Large Cap Growth Fund				Mid Cap Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

639,159	7,008,651	1,518,333	15,997,075	87,974	2,059,041	174,817	3,499,002
—	—	—	—	2,915	64,589	211	3,893
(23,086)	(255,856)	(10,095)	(106,750)	(184,991)	(4,291,248)	(435,896)	(8,797,430)
—	—	—	—	—	—	(3,464,185)	(66,339,150)

616,073	6,752,795	1,508,238	15,890,325	(94,102)	(2,167,618)	(3,725,053)	(71,633,685)

8,464,143	94,946,565	26,983,018	268,887,660	1,559,841	35,513,246	3,915,673	81,532,520
—	—	—	—	59,014	1,299,594	1,544	28,679
(6,290,633)	(70,638,170)	(14,969,954)	(147,806,621)	(1,296,696)	(29,206,361)	(2,387,520)	(47,782,321)

2,173,510	24,308,395	12,013,064	121,081,039	322,159	7,606,479	1,529,697	33,778,878

745	8,171	172	1,807	36,280	821,293	51,153	1,086,065
—	—	—	—	506	11,004	—	—
(77)	(822)	—	—	(6,911)	(153,942)	(118)	(2,475)

668	7,349	172	1,807	29,875	678,355	51,035	1,083,590

821	10,000	—	—	—	—	—	—

821	10,000	—	—	—	—	—	—

—	8,815	—	9,835	—	37	—	1,778

See Notes to Financial Statements.

57

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Value and Restructuring Fund
Changes in Shares	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	1,060,844	62,185,075	2,608,744	127,478,205
Distributions reinvested	39,759	2,272,698	59,732	2,938,434
Redemptions	(1,996,347)	(118,375,818)	(921,391)	(45,845,721)

Net increase (decrease)	(895,744)	(53,918,045)	1,747,085	84,570,918
Shares
Subscriptions	20,544,409	1,192,492,183	40,342,962	2,018,418,152
Distributions reinvested	737,965	42,355,044	1,056,240	51,956,233
Redemptions	(11,223,117)	(646,514,862)	(24,661,734)	(1,238,518,628)

Net increase (decrease)	10,059,257	588,332,365	16,737,468	831,855,757
Retirement Shares
Subscriptions	92,865	5,225,317	62,302	3,214,887
Distributions reinvested	331	18,993	99	4,928
Redemptions	(5,912)	(339,933)	(26,673)	(1,242,118)

Net increase	87,284	4,904,377	35,728	1,977,697
Class A
Subscriptions	171	10,000	—	—

Class C
Subscriptions	171	10,000	—	—

Redemption Fees	—	15,915	—	29,376

See Notes to Financial Statements.

58

Emerging Markets Fund				International Equity Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

794,138	13,112,540	889,054	12,242,049	188,867	2,205,230	1,007,051	10,432,135
2,566	40,715	104,377	1,425,589	6,901	82,192	9,003	83,598
(282,072)	(4,597,514)	(35,905)	(493,380)	(569,474)	(6,789,587)	(956,735)	(9,928,640)

514,632	8,555,741	957,526	13,174,258	(373,706)	(4,502,165)	59,319	587,093

6,757,305	107,664,154	28,426,163	377,247,582	—	—	—	—
182,628	2,891,003	2,899,020	39,144,568	—	—	—	—
(10,051,799)	(156,851,513)	(32,751,548)	(412,372,175)	—	—	—	—

(3,111,866)	(46,296,356)	(1,426,365)	4,019,975	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

563	10,000	—	—	—	—	—	—

563	10,000	—	—	—	—	—	—

—	3,071	—	104,327	—	—	—	—

See Notes to Financial Statements.

59

Financial Highlights – Money Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	0.03	(a)	0.05 (a)	0.04 (a)	0.02 (a)	0.01	0.01
Net realized and unrealized loss on investments	—		—	(0.01)	(0.01)	—	— (b)

Total from Investment Operations	0.03		0.05	0.03	0.01	0.01	0.01

Less Distributions to Shareholders:
From net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return (c)(d)	2.55	%(e)	5.07%	3.53%	1.55%	0.87%	1.41%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.30	%(g)	0.30%	0.29%	0.21%	0.25%	0.24%
Waiver/Reimbursement	0.13	%(g)	0.13%	0.15%	0.25%	0.28%	0.25%
Net investment income (f)	5.05	%(g)	4.96%	3.54%	1.52%	0.86%	1.41%
Net assets, end of period (000’s)	$595,286		$612,562	$522,751	$625,287	$470,189	$548,126

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

60

Financial Highlights – Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$8.98		$8.84	$9.07

Income from Investment Operations:
Net investment income (b)	0.21		0.41	0.13
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.02)		0.14	(0.11)

Total from Investment Operations	0.19		0.55	0.02

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.41)	(0.13)
From net realized gains	—		—	(0.12)

Total Distributions to Shareholders	(0.21)		(0.41)	(0.25)

Net Asset Value, End of Period	$8.96		$8.98	$8.84
Total return (c)(d)	2.12	%(e)	6.33%	0.20	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.65	%(g)	0.65%	0.66	%(g)
Waiver/Reimbursement	0.23	%(g)	0.26%	0.56	%(g)
Net investment income (f)	4.71	%(g)	4.61%	4.56	%(g)
Portfolio turnover rate	29	%(e)	49%	95	%(e)
Net assets, end of period (000’s)	$218,947		$237,752	$1,248

(a)	Institutional Shares commenced operations on November 29, 2005. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

61

Financial Highlights – High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$4.80		$4.52	$4.66	$4.71	$3.99	$6.20

Income from Investment Operations:
Net investment income (a)	0.17		0.33	0.32	0.32	0.35	0.93
Net realized and unrealized gain (loss) on investments	(0.16)		0.28	(0.14)	(0.06)	0.72	(1.58)

Total from Investment Operations	0.01		0.61	0.18	0.26	1.07	(0.65)

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.33)	(0.31)	(0.31)	(0.27)	(1.05)
Return of capital	—		—	(0.01)	—	(0.08)	(0.51)

Total Distributions to Shareholders	(0.18)		(0.33)	(0.32)	(0.31)	(0.35)	(1.56)

Net Asset Value, End of Period	$4.63		$4.80	$4.52	$4.66	$4.71	$3.99
Total return (b)(c)	0.17	%(d)	13.69%	4.19%	5.80%	27.76%	(10.30)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.79%	0.80%	0.80%	0.80%	0.83%
Waiver/Reimbursement	0.88	%(f)	0.55%	0.24%	0.27%	0.31%	0.27%
Net investment income (e)	7.21	%(f)	7.19%	7.09%	6.71%	7.91%	19.14%
Portfolio turnover rate	25	%(d)	75%	62%	70%	170%	153%
Net assets, end of period (000’s)	$3,747		$4,309	$12,045	$13,308	$22,641	$37,250

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

62

Financial Highlights – Equity Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005(a)
			2007	2006
Net Asset Value, Beginning of Period	$14.18		$12.72	$10.98	$10.84

Income from Investment Operations:
Net investment income (b)	0.07		0.10	0.09	0.02
Net realized and unrealized gain on investments	1.67		1.46	1.72	0.12

Total from Investment Operations	1.74		1.56	1.81	0.14

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.10)	(0.07)	—

Net Asset Value, End of Period	$15.83		$14.18	$12.72	$10.98
Total return (c)(d)	12.34	%(e)	12.33%	16.55%	2.14	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.80	%(g)	0.79%	0.80%	0.80	%(g)
Waiver/Reimbursement	0.19	%(g)	0.19%	0.25%	0.41	%(g)
Net investment income (f)	0.92	%(g)	0.78%	0.78%	0.87	%(g)
Portfolio turnover rate	12	%(e)	11%	17%	13	%(e)
Net assets, end of period (000’s)	$59,174		$60,103	$54,449	$53,826

(a)	Institutional Shares commenced operations on January 31, 2005. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

63

Financial Highlights – Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007	Period Ended March 31, 2007(a)
Net Asset Value, Beginning of Period	$10.61	$10.13

Income from Investment Operations:
Net investment loss (b)	(0.03)	(0.02)
Net realized and unrealized gain on investments	1.60	0.50

Total from Investment Operations	1.57	0.48

Net Asset Value, End of Period	$12.18	$10.61
Total return (c)(d)(e)	14.80%	4.73%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.94%	0.95%
Waiver/Reimbursement (g)	0.03%	0.01%
Net investment loss (f)(g)	(0.52)%	(0.54)%
Portfolio turnover rate (d)	23%	33%
Net assets, end of period (000’s)	$25,877	$16,009

(a)	Institutional Shares commenced operations on November 9, 2006. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

64

Financial Highlights – Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007		2006	2005		2004		2003
Net Asset Value, Beginning of Period	$21.71		$19.69		$16.81	$15.78		$10.25		$13.28

Income from Investment Operations:
Net investment income (a)	0.24		0.18		0.05	0.25		0.07		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.45		1.86		2.90	1.04		5.51		(3.04)

Total from Investment Operations	1.69		2.04		2.95	1.29		5.58		(2.99)

Less Distributions to Shareholders:
From net investment income	(0.28)		(0.02)		(0.07)	(0.26)		(0.05)		(0.04)
From net realized gains	—		—	(b)	—	—		—		—

Total Distributions to Shareholders	(0.28)		(0.02)		(0.07)	(0.26)		(0.05)		(0.04)

Net Asset Value, End of Period	$23.12		$21.71		$19.69	$16.81		$15.78		$10.25
Total return (c)	7.86	%(d)(e)	10.37	%(d)	17.58%	8.18	%(d)	54.60	%(d)	(22.58	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.87	%(g)	0.87%		0.88%	0.89%		0.74%		0.76%
Waiver/Reimbursement	0.03	%(g)	0.01%		—	0.10%		0.24%		0.15%
Net investment income (f)	2.13	%(g)	0.87%		0.27%	1.59%		0.49%		0.44%
Portfolio turnover rate	4	%(e)	25%		23%	28%		13%		28%
Net assets, end of period (000’s)	$31,454		$31,568		$101,965	$81,570		$100,729		$45,017

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

65

Financial Highlights – Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,						Period Ended March 31, 2003(a)
			2007	2006	2005		2004
Net Asset Value, Beginning of Period	$54.34		$49.36	$41.40	$37.56		$23.65		$22.92

Income from Investment Operations:
Net investment income	0.58	(b)	0.56 (b)	0.63 (b)	0.42	(b)	0.32	(b)	0.22
Net realized and unrealized gain on investments, foreign currency and written options	4.00		5.00	7.87	3.84		13.89		0.59

Total from Investment Operations	4.58		5.56	8.50	4.26		14.21		0.81

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.58)	(0.54)	(0.42)		(0.30)		(0.08)

Net Asset Value, End of Period	$58.48		$54.34	$49.36	$41.40		$37.56		$23.65
Total return (c)	8.44	%(d)(e)	11.39%	20.70%	11.44	%(d)	60.46	%(d)	3.54	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.81	%(g)	0.84%	0.85%	0.83%		0.74%		—	%(g)(h)
Waiver/Reimbursement	0.03	%(g)	—	—	0.01%		0.15%		—	%(g)
Net investment income (f)	2.01	%(g)	1.12%	1.39%	1.05%		1.00%		1.90	%(g)
Portfolio turnover rate	5	%(e)	13%	12%	8%		4%		16	%(e)
Net assets, end of period (000’s)	$346,401		$370,518	$250,367	$161,016		$38,243		$—	(i)

(a)	Institutional Shares commenced operations on September 30, 2002. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.
(h)	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.
(i)	Amount represents less than $1,000.

See Notes to Financial Statements.

66

Financial Highlights – Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007	2006
Net Asset Value, Beginning of Period	$14.10		$12.62	$8.81

Income from Investment Operations:
Net investment income (a)	0.13		0.12	0.13
Net realized and unrealized gain on investments and foreign currency	3.55		2.15	3.79

Total from Investment Operations	3.68		2.27	3.92

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.10)	(0.11)
From net realized gains	—		(0.69)	—

Total Distributions to Shareholders	(0.07)		(0.79)	(0.11)

Net Asset Value, End of Period	$17.71		$14.10	$12.62
Total return (b)(c)	26.14	%(d)	18.33%	46.25	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.60	%(f)	1.60%	1.56	%(f)
Waiver/Reimbursement	0.06	%(f)	0.06%	0.12	%(f)
Net investment income (e)	1.59	%(f)	0.70%	1.23	%(f)
Portfolio turnover rate	9	%(d)	16%	7	%(d)
Net assets, end of period (000’s)	$61,807		$41,932	$25,457

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

67

Financial Highlights – International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.39		$9.87	$7.80	$6.69	$4.09	$5.85

Income from Investment Operations:
Net investment income	0.07	(a)	0.09 (a)	0.08 (a)	0.08 (a)	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.01		1.51	2.12	1.04	2.59	(1.77)

Total from Investment Operations	1.08		1.60	2.20	1.12	2.67	(1.70)

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.08)	(0.13)	(0.01)	(0.07)	(0.06)

Net Asset Value, End of Period	$12.39		$11.39	$9.87	$7.80	$6.69	$4.09
Total return (b)(c)	9.53	%(d)	16.39%	28.72%	16.98%	65.55%	(29.26)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.10	%(f)	1.10%	1.04%	0.90%	0.90%	0.87%
Waiver/Reimbursement	0.33	%(f)	0.32%	0.42%	0.58%	0.54%	0.42%
Net investment income (e)	1.19	%(f)	0.84%	0.97%	1.18%	1.32%	1.07%
Portfolio turnover rate	18	%(d)	31%	34%	59%	59%	71%
Net assets, end of period (000’s)	$71,753		$70,183	$60,242	$43,439	$35,598	$29,024

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Annualized.

See Notes to Financial Statements.

68

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

Note 1.	Organization

Excelsior Funds, Inc. (“Excelsior Fund”) is organized as a Maryland Corporation. Excelsior Funds Trust (the “Trust”) is organized as a Delaware business trust. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end, management investment companies. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a “Fund”, collectively referred to as the “Funds”):

Excelsior Fund:

Money Fund

Core Bond Fund

Large Cap Growth Fund

Value and Restructuring Fund

Emerging Markets Fund

The Trust:

High Yield Fund

Equity Opportunities Fund

Mid Cap Value and Restructuring Fund

International Equity Fund

Investment Objectives

Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital. High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective. Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. Large Cap Growth Fund seeks superior, long-term capital appreciation by investing in larger companies whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. Mid Cap Value and Restructuring Fund and Value and Restructuring Fund each seeks long-term capital appreciation by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Emerging Markets Fund seeks long-term capital appreciation. International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

Fund Shares

Excelsior Fund is authorized to issue up to 42.5 billion shares of common stock with a par value of $0.001 per share. Authorized capital currently offered for each Fund is as follows: 5.0 billion shares of Money Fund; 3.0 billion shares each of Large Cap Growth Fund and Emerging Markets Fund; 3.5 billion shares of Value and Restructuring Fund; and 1.250 billion shares of Core Bond Fund. The Trust may issue an unlimited number of shares of beneficial interest of each class of each Fund, with a par value of $0.00001.

69

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

International Equity Fund offers one class of shares: Institutional Shares. Money Fund and High Yield Fund offer two classes of shares: Institutional Shares and Shares. Core Bond Fund and Mid Cap Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. Equity Opportunities Fund and Emerging Markets Fund offer four classes of shares: Institutional Shares, Shares, Class A Shares and Class C Shares. Large Cap Growth Fund and Value and Restructuring Fund offer five classes of shares: Institutional Shares, Shares, Class A Shares, Class C Shares, and Retirement Shares. The Class A Shares and Class C Shares commenced operations on September 28, 2007 and commenced public offering of shares on October 1, 2007. The financial highlights of the Shares, Class A Shares, Class C Shares and Retirement Shares of the Funds are presented separately.

Institutional Shares, Shares and Retirement Shares are offered continuously at net asset value. There are certain restrictions on the purchase of Institutional Shares and Retirement Shares, as described in the Funds’ prospectuses. Class A Shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A Shares purchased without an initial sales charge in accounts aggregating from $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class C Shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Securities in all Funds, except Money Fund, are valued using the following policies:

Debt securities generally are valued by pricing services approved by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

70

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Swap agreements are stated at fair value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their “fair value” using procedures approved by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. If a security is valued at fair value such value is likely to be different from the last quoted market price for the security.

Securities in Money Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method

71

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

Each Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds’ sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities more efficiently.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, and (3) an inaccurate prediction by the Funds’ investment advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds’ Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Certain Funds may write call and put options on securities they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When the Funds write a call or put

72

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

Certain Funds may engage in swap transactions such as interest rate swaps, consistent with their investment objective and policies, to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap

73

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Funds will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds thus assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Treasury Inflation Protected Securities

Certain Funds may invest in Treasury Inflation Protected Securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Loan Participations and Commitments

Certain Funds may invest in loan participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation (“Selling Participant”), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions

74

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included in the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Value

For each Fund, with the exception of Money Fund, Core Bond Fund and High Yield Fund, all income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class. For Money Fund, Core Bond Fund and High Yield Fund, income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for Money Fund, Core Bond Fund and High Yield Fund. Dividends from net investment income are declared and paid quarterly for Equity Opportunities Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund. Dividends from net investment income are declared and paid semi-annually for Emerging Markets Fund and International Equity Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

75

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the organizational documents of Excelsior Fund and the Trust, and by contract, the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust, are indemnified against certain liabilities that may arise out of actions relating to their duties to Excelsior Fund and the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.	Federal Income Tax Information

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

	Ordinary Income *	Long-Term Capital Gains
Money Fund	$65,587,427	$—
Core Bond Fund	17,474,254	—
High Yield Fund	8,535,124	—
Equity Opportunities Fund	1,277,288	—
Large Cap Growth Fund	—	—
Mid Cap Value and Restructuring Fund	97,283	7,547
Value and Restructuring Fund	67,856,329	—
Emerging Markets Fund	7,542,032	51,557,835
International Equity Fund	492,367	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$9,116,518	$(9,950,472)	$(833,954)
High Yield Fund	2,941,577	(2,393,339)	548,238
Equity Opportunities Fund	98,827,567	(11,693,053)	87,134,514
Large Cap Growth Fund	229,089,580	(23,403,331)	205,686,249
Mid Cap Value and Restructuring Fund	148,178,220	(10,740,360)	137,437,860
Value and Restructuring Fund	3,535,111,311	(280,207,107)	3,254,904,204
Emerging Markets Fund	606,755,147	(11,611,022)	595,144,125
International Equity Fund	23,191,969	(2,380,215)	20,811,754

76

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expires March 31,
	2010	2011	2012	2013	2014	2015	Total
Money Fund	$—	$11,662	$23,975	$—	$4,889	$2,912	$43,438
Core Bond Fund	—	—	—	—	1,303,908	330,101	1,634,009
High Yield Fund	440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Equity Opportunities Fund	—	—	—	—	880,333	2,193,825	3,074,158
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576
Emerging Markets Fund	—	—	1,247,253	—	36,739	—	1,283,992
International Equity Fund	—	8,447,749	1,672,132	—	—	—	10,119,881

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that exceeds fifty percent of the amount likely to be realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Note 4.	Fees and Compensation Paid to Affiliates

Investment Advisory Fee

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Effective July 1,

77

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

2007, U.S. Trust became a wholly owned subsidiary of the Bank of America Corporation (“BOA”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

For its services, the Advisor receives an investment advisory fee, computed daily and paid monthly, based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Money Fund	0.25%
Core Bond Fund	0.65%
High Yield Fund	0.80%
Equity Opportunities Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Equity Fund	1.00%

Administration Fee

Effective July 1, 2007, Columbia Management Advisors, LLC (“Columbia”) serves as the administrator of the Funds. Columbia is an indirect, wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA and BISYS Fund Services Ohio, Inc. (“BISYS”) served as the administrators of the Funds under the same fee structure.

Columbia is entitled to an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund, series of Excelsior Fund or the Trust), at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Columbia is entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of Emerging Markets Fund (a separate series of Excelsior Fund) and International Equity Fund (a separate series of the Trust), (collectively, the “international equity series”).

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for each Fund at the annual rate of 0.05% of average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time. For the six months ended September 30, 2007, the effective administration

78

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

fee rate before the reduction for pricing and bookkeeping fees and net of voluntary expense waivers, as a percentage of each Fund’s average daily net assets, was 0.13% for each Fund with the exception of the international equity series of Excelsior Fund and the Trust, which was 0.18%.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Money Fund	$661,350	$76,191
Core Bond Fund	305,789	36,851
High Yield Fund	58,800	4,158
Equity Opportunities Fund	209,320	24,218
Large Cap Growth Fund	434,339	53,449
Mid Cap Value and Restructuring Fund	195,276	21,615
Value and Restructuring Fund	4,990,424	648,811
Emerging Markets Fund	994,812	138,116
International Equity Fund	56,041	5,700

Pricing and Bookkeeping Fees

Effective September 17, 2007, the Funds entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective September 17, 2007, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly, plus a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective September 17, 2007, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Funds, and USTA was responsible for oversight of these functions. On July 1, 2007 Columbia assumed responsibility from USTA for oversight of the activities performed by BISYS. BISYS was responsible for providing services to the Funds through September 16, 2007.

79

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates for each Fund under these agreements were $505 and $505, respectively.

Transfer Agent Fee

Effective September 17, 2007, Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Prior to September 17, 2007, BFDS served as the transfer agent for the Funds’ shares.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period September 17, 2007 through September 30, 2007, the total amounts paid and payable to affiliates by the Funds under this agreement were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Money Fund	$1,059	$1,059
Core Bond Fund	4,165	4,165
High Yield Fund	511	511
Equity Opportunities Fund	413	413
Large Cap Growth Fund	3,167	3,167
Mid Cap Value and Restructuring Fund	3,057	3,057
Value and Restructuring Fund	79,159	79,159
Emerging Markets Fund	14,044	14,044
International Equity Fund	10	10

Shareholder Servicing Fee

The Funds have entered into shareholder servicing agreements with various service organizations which include USTA. The Funds are permitted to pay a fee of up to 0.25%, (with the exception of the Institutional Shares of Money Fund which pays a fee of up to 0.15% of the average daily net assets of its shares), of the average daily net assets of the Funds’ shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who hold shares of the Funds.

80

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Money Fund	$738,244	$118,478
Core Bond Fund	242,575	40,453
High Yield Fund	110,021	14,769
Equity Opportunities Fund	365,923	61,307
Large Cap Growth Fund	778,970	132,290
Mid Cap Value and Restructuring Fund	245,599	38,544
Value and Restructuring Fund	1,585,978	253,339
Emerging Markets Fund	499,316	83,024
International Equity Fund	—	—

Distribution and Service Fees

Effective September 17, 2007, Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Funds’ shares. Through July 31, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor of the Funds’ shares. On August 1, 2007, Foreside Distribution Services, L.P. served as distributor until September 16, 2007.

Certain Funds have adopted a Distribution Plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits the Funds to compensate and/or reimburse the Distributor monthly for services that are intended to result in the sale of certain classes’ shares. High Yield Fund, Equity Opportunities Fund and Mid Cap Value and Restructuring Fund, which have adopted a Distribution Plan for the Shares Class of the Funds, may pay distribution fees in an amount not to exceed the annual rate of 0.25% of the average daily net assets applicable to each Fund’s Shares Class. Fees are not currently being paid under the Distribution Plan with respect to the Shares Class. Core Bond Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund, which have adopted a Distribution Plan for the Retirement Shares of the Funds, may pay distribution fees in an amount not to exceed the annual rate at 0.50% of the average daily net assets applicable to each Fund’s Retirement Shares.

The Funds have adopted a combined shareholder servicing and distribution plan for the Class A Shares of the Funds. Fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A Shares of each Fund. The Funds have also adopted a shareholder servicing plan and a Distribution Plan for the Class C Shares of the Funds. Fees are calculated at the annual rates of 0.25% and 0.75%, respectively, of the average daily net assets of the Class C Shares of each Fund.

Fees Paid to Officers and Trustees

The Board of Trustees/Directors may include people who are officers and/or trustees of other fund families affiliated with investment advisor. The Funds did not pay any of the interested persons for their

81

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in the Statements of Operations.

Expense Limits and Fee Waivers

The Advisor has contractually agreed to waive fees or reimburse expenses through July 31, 2008, so that the expenses incurred by each Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

	Institutional Shares	Shares	Class A Shares	Class C Shares	Retirement Shares
Money Fund	0.30%	0.55%	—	—	—
Core Bond Fund	0.65%	0.90%	—	—	1.40%
High Yield Fund	0.80%	1.05%	—	—	—
Equity Opportunities Fund	0.80%	1.05%	1.16%	1.91%	—
Large Cap Growth Fund	0.95%	1.20%	1.31%	2.06%	1.70%
Mid Cap Value and Restructuring Fund	0.89%	1.14%	—	—	1.64%
Value and Restructuring Fund	0.89%	1.14%	1.25%	2.00%	1.64%
Emerging Markets Fund	1.60%	1.85%	1.96%	2.71%	—
International Equity Fund	1.10%	—	—	—	—

On June 12, 2006, High Yield Fund filed a lawsuit in connection with the bankruptcy of a security in which the Fund had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Fund, but due to the expense limitation agreement currently in place, a significant portion of these legal expenses are being reimbursed by the Advisor. The Board has agreed that, should the Fund be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisor may request and receive reimbursement for such legal expenses that have been reimbursed to the Fund, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

82

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 5.	Portfolio Information

For the six months ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Core Bond Fund	$158,631,256	$133,547,501	$89,571,636	$26,305,748
High Yield Fund	—	—	26,290,368	43,102,055
Equity Opportunities Fund	—	—	79,328,993	45,219,507
Large Cap Growth Fund	—	—	206,389,492	178,370,279
Mid Cap Value and Restructuring Fund	—	—	25,982,805	13,336,796
Value and Restructuring Fund	—	—	957,697,128	419,229,579
Emerging Markets Fund	—	—	104,328,781	116,919,241
International Equity Fund	—	—	12,515,606	14,813,997

Note 6.	Redemption In-Kind

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of a Fund’s shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from realized gain (loss) to paid-in capital in excess of par value.

Note 7.	Line of Credit

Effective September 17, 2007, the Funds, with the exception of Money Fund, and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. Borrowings are available for temporary or emergency purposes. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan.

Prior to September 17, 2007, the Funds participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase, under similar borrowing terms.

For the six months ended September 30, 2007, none of the Funds borrowed under these agreements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 8.	Redemption Fees

Each Fund, with the exception of Money Fund and Core Bond Fund, may assess, subject to limited exceptions, a 2.00% redemption fee on shares that are redeemed within 60 days of their purchase. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Prior to August 1, 2007, the redemption fee was assessed, subject to limited exceptions, on Fund shares redeemed within 30 days of their purchase. For the six months ended September 30, 2007, the Funds assessed redemption fees as follows:

Redemption Fees
Equity Opportunities Fund	$24
Large Cap Growth Fund	8,815
Mid Cap Value and Restructuring Fund	37
Value and Restructuring Fund	15,915
Emerging Markets Fund	3,071

Note 9.	Concentration of Ownership

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

As of September 30, 2007, several of the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Money Fund	3	81.9
Core Bond Fund	1	61.1
High Yield Fund	2	88.7
Equity Opportunities Fund	2	94.7
Large Cap Growth Fund	2	85.1
Mid Cap Value and Restructuring Fund	2	74.2
Value and Restructuring Fund	3	52.9
Emerging Markets Fund	2	61.5
International Equity Fund	2	82.5

Note 10.	Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

85

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 11.	Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the advisers’ ability to provide investment management services to the Companies.

86

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 12.	Business Combinations and Mergers

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of the shares outstanding, net assets, net asset value per share issued, and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Shares	—	—	32,810,661	32,810,661
Retirement Shares	—	—	117	117
Net Assets:
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Shares	—	—	294,116,361	294,116,361
Retirement Shares	—	—	1,046	1,046
Net Asset Value:
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Shares	—	—	8.96	8.96
Retirement Shares	—	—	8.97	8.97
Net unrealized appreciation (depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

87

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 13.	Reorganization of the Funds

The Boards of Directors/Trustees of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the “Board”) have approved proposals, described below, that are part of a larger integration of the Excelsior Fund complex and the Columbia Funds complex. Generally, these proposals involve the reorganization of certain Excelsior Funds into newly formed Columbia Funds that will be series of a different legal entity governed by a different board than the Excelsior Funds, and will be managed by Columbia Management Advisors, LLC, an affiliate of the current advisers to the Excelsior Funds. The portfolio managers of the Excelsior Funds immediately before such reorganizations are expected to be the same portfolio managers of the newly formed Columbia Funds immediately after such reorganizations.

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Excelsior Fund”) into a corresponding newly formed shell fund listed in the right column below (each, a “Newly Formed Fund”) as shown in the chart below, subject to approval by the shareholders of the Excelsior Fund. If the shareholders of each Excelsior Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Excelsior Fund will be transferred to the corresponding Newly Formed Fund and shareholders of the Excelsior Fund will receive shares of a designated class of the corresponding Newly Formed Fund in exchange for their shares. For each Excelsior Fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Newly Formed Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Newly Formed Fund. Shareholders of each Excelsior Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Excelsior Fund	Newly Formed Fund
Blended Equity Fund	Columbia Blended Equity Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
International Fund	Columbia International Growth Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value & Restructuring Fund	Columbia Value and Restructuring Fund
Core Bond Fund	Columbia Bond Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

The Board has also approved proposals, described below, that involve the reorganization of certain Excelsior Funds into Columbia Funds that are series of different legal entities governed by a different board than the Excelsior Funds, and are managed by Columbia Management Advisors, LLC.

88

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Acquired Fund”) into a corresponding acquiring fund listed in the right column below (each, an “Acquiring Fund”) as shown in the chart below, subject to approval by the shareholders of the Acquired Fund. If the shareholders of an Acquired Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of the Acquired Fund will receive shares of a designated class of the corresponding Acquiring Fund in exchange for their shares. For each Acquired Fund, except the money market funds, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Acquiring Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Acquiring Fund. For each Acquired Fund that is a money market fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Trust Class shares of the corresponding Acquiring Fund. Shareholders of each Acquired Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008, except for Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund which are currently expected to be held in the second quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Acquired Fund	Acquiring Fund
Equity Income Fund	Columbia Dividend Income Fund
Real Estate Fund	Columbia Real Estate Equity Fund
International Equity Fund	International Fund
Short-Term Government Securities Fund	Columbia Short Term Bond Fund
Short-Term Tax-Exempt Securities Fund	Columbia Short Term Municipal Bond Fund
High Yield Fund	Columbia High Yield Opportunity Fund
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
California Short-Intermediate Term Tax-Exempt Income Fund	Columbia California Intermediate Municipal Bond Fund
Treasury Money Fund	Columbia Government Reserves
Government Money Fund	Columbia Government Plus Reserves
Money Fund	Columbia Cash Reserves
Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves
New York Tax-Exempt Money Fund	Columbia New York Tax-Exempt Reserves

89

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party to the advisory agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s board of directors or trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

At a meeting held on September 27th and 28th 2007, the Board of Directors/Trustees (the “Board”) of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (each a “Company” and, together, the “Companies”), including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreements (the “Advisory Agreements”) by and between each Company and UST Advisers, Inc. and U.S. Trust New York Asset Management Division, a division of United States Trust Company, National Association (together, “U.S. Trust”) with respect to each series of each Company (each, a “Fund”).

In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by U.S. Trust and its affiliates, which included information about the operations and personnel of U.S. Trust, as well as the personnel and operations of its affiliates. In this regard, the Board received information about the large mutual fund business of Columbia Management Advisors, LLC and its affiliates (together, “Columbia”), which are, together with U.S. Trust, all under the control of Bank of America Corporation, and how the resources dedicated to the Columbia mutual fund business affect the Funds. The Board also received extensive information that was provided by or derived from information prepared by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also received a memorandum from counsel regarding the responsibilities of the Board for the approval of the Advisory Agreements. In addition, the Independent Directors received advice from independent counsel to the Independent Directors, met in executive session outside the presence of Company management and U.S. Trust personnel and participated in question and answer sessions with representatives of U.S. Trust.

The Board’s approval of the continuation of the Advisory Agreements was based on the consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the meetings, including:

Nature, Extent and Quality of Services.    The Board considered the nature, extent and quality of the services provided by U.S. Trust to the Funds under the Advisory Agreements and the resources of U.S. Trust and their affiliates, including Columbia, dedicated to the Funds. In this regard, the Board evaluated, among other things, U.S. Trust’s personnel, experience, performance history of various products, and compliance program. The Board considered that U.S. Trust and Columbia provide

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

substantial administrative, accounting and compliance services and provide oversight of third party service providers to the Funds. The Board considered representations of U.S. Trust that U.S. Trust and Columbia have allocated substantial resources and personnel, and have made significant financial expenditures and commitments, to the investment management and other operations of the Funds. The Board also considered the nature and quantity of additional resources that have been dedicated to the operations of the Funds since U.S. Trust had become affiliated with Columbia. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by U.S. Trust to the Funds and the resources of the U.S. Trust and its affiliates dedicated to the Funds supported the renewal of the Advisory Agreements.

Fund Performance.    The Board considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Board considered each Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Board considered the composition of the peer groups, selection criteria and the reputation of third party providers who provided data for the peer group analysis. In evaluating the performance of each Fund, the Board considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, each Fund’s absolute performance was consistent with expectations for its investment methodology. The Board further considered the level of Fund performance in the context of its review of Fund expenses and U.S. Trust’s profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by U.S. Trust that were reasonable and consistent with the Fund’s investment objective and policies; (3) that each Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that U.S. Trust has taken or is taking steps designed to help improve the Fund’s investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported the renewal of the Advisory Agreements.

Fund Expenses.    With respect to the Funds’ expenses, the Board considered the rate of compensation called for by the Advisory Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated based on objective factors. The Board noted that with respect to the Funds, U.S. Trust had contractually committed to waive a portion of its fee and/or reimburse the Funds for a portion of their expenses to limit the Funds’ total operating expenses. In evaluating this information, the Board considered the nature and scope of services provided to the Funds. The Board also reviewed the fees charged by U.S. Trust to provide advisory services to other types of accounts with substantially similar investment objectives as the Funds and the differences in services and risks involved in managing such other accounts, including differences relating to compliance and regulatory burdens. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreements.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

Profitability.    With regard to profitability, the Board considered the compensation flowing to U.S. Trust and its affiliates, directly or indirectly. In this connection, the Board reviewed management’s profitability analyses. The Board also considered any other benefits derived by U.S. Trust from its relationship with the Funds, such as whether, by virtue of its management of the Funds, it obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to U.S. Trust and its affiliates, the Board considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of U.S. Trust is reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale.    The Board considered the existence of any economies of scale and whether those economies are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by U.S. Trust. In this regard, and consistent with their consideration of fund expenses, the Board considered that U.S. Trust has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Board also reviewed asset flows in the Funds, noting that a relatively few number of Funds had experienced significant asset growth, while most of the Funds had experienced only moderate growth, if any. After reviewing such information, the Board determined not to seek advisory fee breakpoints at this time. The Board noted that it would continue to monitor the growth in assets of the Funds as compared to expenses and asked U.S. Trust and Columbia to continue to monitor the Funds’ expenses and asset sizes in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreements and concluded that the compensation under the Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

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94

PROXY VOTING RESULTS

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100

IMPORTANT INFORMATION ABOUT THIS REPORT

Excelsior Institutional Shares

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Excelsior Institutional Shares.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for a fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about a fund. You should read it carefully before you invest.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management. USTA, USTNA and Columbia Management Distributor, Inc. are affiliates of Bank of America Corporation.

95

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/136312-0907 (11/07) 07/46194

RETIREMENT SHARES

Core Bond Fund

Equity Income Fund

Large Cap Growth Fund

Mid Cap Value and Restructuring Fund

Small Cap Fund

Value and Restructuring Fund

SEMI ANNUAL REPORT

September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Excelsior Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Excelsior Fund. References to specific securities should not be construed as a recommendation or investment advice.

Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance.

Funds which concentrate their investments in one economic sector or geographical region may expose an investor to greater volatility. When used as part of a broader investment portfolio, these funds may serve to reduce overall portfolio volatility. Currency fluctuations, differences in security regulation, financial accounting standards, and foreign taxation regulations are among the risks associated with foreign investing, as well as political risk. Investing in emerging markets may accentuate these risks.

Small-cap stocks may be less liquid and subject to greater price volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

LETTER TO SHAREHOLDERS

Dear Shareholder:

Allow me to take this opportunity to formally welcome you to the Columbia Funds family. In July, U.S. Trust Advisors was acquired by Bank of America (parent company of Columbia Management Group). The Excelsior Funds are now distributed by Columbia Management Distributors, Inc. The combined organization is committed to delivering unparalleled wealth management solutions and building deep, lasting relationships with our shareholders.

Your Excelsior Funds account will be serviced by Columbia Management Services, Inc., an experienced service provider in the industry. This team will process transactions, generate account statements and support your ongoing servicing needs.

As we complete the integration over the next several months, you will gain access to a broad array of investment choices including money market investments, mutual funds and 529 plans. Throughout this period of change, our goal is to ensure a smooth transition and provide services that we hope will exceed your expectations. We recommend you visit our website: www.columbiafunds.com for more information about our products and services. Those of you who receive your statements directly from Columbia Management can also register for on-line account access, which allows you to check your account balance, change your distribution options and make other account transactions. If you receive statements from your brokerage firm, please check with your financial advisor for service availability.

There’s a lot to know about Columbia Management

With $709.9 billion under management and a history that dates to the early 1900s, Columbia Management and its affiliates make up one of the nation’s largest and most experienced asset management companies.1 We offer a comprehensive array of investment solutions, including equity, fixed-income and cash strategies. Our diverse investment solutions and our focus on the needs of our clients make Columbia Management the advisor of choice for individual, institutional and high-net-worth investors.

Welcome to Columbia Management. Thank you for your business — we’re pleased to have you as a customer.

Sincerely,

Christopher L. Wilson

President, Excelsior Funds

4

About Christopher L. Wilson

Chris Wilson is head of mutual funds for Columbia Management, responsible for the day-to-day delivery of mutual fund products and services to the firm’s investors. With the exception of distribution, Mr. Wilson oversees all aspects of the mutual fund services operation including treasury, investment accounting, product development and shareholder and broker services. Mr. Wilson serves as Columbia Management’s chief liaison to the mutual fund boards of trustees. He joined Columbia Management in 2004 and has been a member of the investment community since 1980.

Columbia Management Group, LLC (“Columbia Management”) is the investment management arm of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

[1]

Columbia Management and its affiliates comprise the wealth and investment management division of Bank of America Corporation. As of September 30, 2007, Columbia Management and its affiliates managed assets of $709.9 billion. Columbia Management and its affiliates’ managed assets consist of assets under the discretionary management of the registered investment advisors, Columbia Management Advisors, LLC ($377.9 billion), Columbia Wanger Asset Management, L.P. ($38.5 billion) and Marsico Capital Management, LLC ($103.4 billion); U.S. Trust, Bank of America Private Wealth Management; Banc of America Investment Services, Inc.; Banc of America Investment Advisors, Inc.; Bank of America Capital Advisors, LLC; Premier Banking & Investments, and United States Trust, National Association, including its subsidiary, UST Advisers, Inc. ($116.5 billion).

5

Understanding Your Expenses — Core Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,018.20	1,018.00	7.06	7.06	1.40

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Understanding Your Expenses — Equity Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,060.50	1,017.00	8.24	8.07	1.60

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

7

Understanding Your Expenses — Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,143.50	1,016.55	9.06	8.52	1.69

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Understanding Your Expenses — Mid Cap Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,074.90	1,016.90	8.40	8.17	1.62

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Understanding Your Expenses — Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,086.40	1,016.50	8.87	8.57	1.70
Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Understanding Your Expenses — Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000.00. For example, if your account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for the class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for the class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
(04/01/07 – 09/30/07)
Retirement Shares	1,000.00	1,000.00	1,080.60	1,017.30	8.01	7.77	1.54

Expenses paid during the period are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

11

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET-BACKED SECURITIES — 2.34%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1A B(a)	5.50%	04/20/10	$4,189,576
2,015,000	Capital Auto Receivables Asset Trust, 2007-3 A4	5.00	03/17/14	2,020,575
6,765,000	Citibank Credit Card Issuance Trust, 2003-A10	4.75	12/10/15	6,588,500

	TOTAL ASSET-BACKED SECURITIES (Cost $12,779,089)			12,798,651

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.99%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.00%
435,193	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10 15A1(b)	4.60	01/25/35	433,167
1,794,354	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.45	12/25/34	1,768,065
1,671,274	Countrywide Alternative Loan Trust, 2004-16CB 1A2	6.00	10/25/34	1,655,085
2,550,697	Countrywide Alternative Loan Trust, 2004-22CB 1A1	5.50	07/25/34	2,529,217
6,648,497	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.70	08/25/34	6,659,512
7,238,080	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.14	09/25/35	7,153,469
10,195,682	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(b)	3.99	12/25/34	10,079,593
2,647,086	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.54	02/25/35	2,616,011

				32,894,119

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.43%
2,306,295	2333 UZ	6.50	07/15/31	2,340,141

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.56%
3,080,000	2003-17 QT	5.00	08/25/27	3,075,934

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,670,456)			38,310,194

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.60%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	8.07%	04/14/29	$4,397,171
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,409,425
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3	5.52	09/11/41	5,006,421
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	983,412
6,775,000	GE Capital Commercial Mortgage Corp., 2000-1 Cl(b)	6.73	01/15/33	7,110,024
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	7.06	05/15/33	1,821,061
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1(b)	5.32	06/10/36	3,425,221
13,080,000	GS Mortgage Securities Corp. II, 2007-GG10 A4(b)	5.99	08/10/45	13,302,550
5,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3(b)	6.16	08/12/49	5,838,328
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C(b)	7.50	10/15/33	3,362,340
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,215,146
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.62	03/15/30	6,286,130
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002- C1 A4	6.29	04/15/34	4,408,559
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,551,734
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,091,863

See Notes to Financial Statements.

12

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3(b)	5.23%	07/15/41	`$	3,908,339
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(b)	5.09	07/15/42		17,834,208

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $91,058,408)				90,951,932

CORPORATE BONDS — 18.56%
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14		2,577,595
5,700,000	Bank One Corp.	7.88	08/01/10		6,098,567
6,000,000	Barclays Bank PLC(a)(b)	5.93	12/31/49		5,692,542
1,620,000	Bear Stearns Co., Inc.	5.70	11/15/14		1,586,030
5,520,000	Bottling Group LLC	5.50	04/01/16		5,527,397
2,300,000	British Telecommunications PLC	9.13	12/15/30		3,045,665
2,715,000	Caterpillar Financial Services Corp.	5.85	09/01/17		2,739,723
265,000	Caterpillar, Inc.	5.70	08/15/16		264,432
5,715,000	Citigroup, Inc.	5.25	02/27/12		5,713,794
2,600,000	Comcast Cable Holdings LLC	9.80	02/01/12		3,009,373
1,441,000	Daimler Chrysler N.A. Holding Corp.	7.20	09/01/09		1,492,657
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11		2,000,464
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10		1,403,247
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30		1,836,244
1,700,000	Ford Motor Credit Co.	8.63	11/01/10		1,685,319
1,400,000	General Electric Capital Corp.	5.00	11/15/11		1,393,676
1,695,000	General Electric Capital Corp.	5.88	02/15/12		1,739,592
2,995,000	General Electric Capital Corp.	6.00	06/15/12		3,088,279
2,710,000	General Mills, Inc.	5.65	09/10/12		2,734,127
1,185,000	Georgia Power Co.	5.70	06/01/17		1,184,983
5,834,000	HSBC Finance Corp.	8.00	07/15/10		6,260,979
2,000,000	Morgan Stanley	6.75	04/15/11		2,090,260

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$685,000	Nisource Finance Corp.	5.25%	09/15/17	$635,762
3,825,000	Oracle Corp.	5.25	01/15/16	3,724,552
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,125
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/29/49	4,210,375
1,670,000	Sprint Capital Corp.	8.75	03/15/32	1,915,054
4,100,000	Target Corp.	5.88	07/15/16	4,099,832
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,322,247
5,000,000	UBS Preferred Funding Trust I(b)	8.62	10/29/49	5,430,315
1,600,000	UnitedHealth Group, Inc.(a)	6.00	06/15/17	1,598,685
3,050,000	Virginia Electric & Power Co.	5.95	09/15/17	3,045,581
1,735,000	Wal Mart Stores, Inc.	5.00	04/05/12	1,719,763
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,371,334
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,156,892
950,000	Xerox Corp.	6.40	03/15/16	961,751

	TOTAL CORPORATE BONDS (Cost $101,964,345)			101,746,213

TAX-EXEMPT SECURITY — 0.31%
1,590,000	Massachusetts Bay Transportation Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,712,414

	TOTAL TAX-EXEMPT SECURITY (Cost $1,751,974)			1,712,414

U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.97%
	FREDDIE MAC — 0.51%
2,440,000		6.25	07/15/32	2,772,208

	RESOLUTION FUNDING CORPORATION — 0.46%
4,851,000	Principal Only STRIPS(d)	0.00	07/15/20	2,541,614

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,007,684)			5,313,822

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 41.62%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.35%
6,057,871	Pool # 1G1898 ARM(b)	5.88	06/01/36	6,094,407
2,387,637	Pool # A20105	5.00	04/01/34	2,283,536
8,977,710	Pool # A47411	4.50	10/01/35	8,341,565
2,071,262	Pool # A48132	7.00	12/01/35	2,139,598
1,987,638	Pool # A58455	5.50	03/01/37	1,946,266

See Notes to Financial Statements.

13

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — (continued)
$5,209,078	Pool # B19861	4.50%	08/01/20	$5,014,833
2,583,561	Pool # C01811	5.00	04/01/34	2,470,917
129,482	Pool # C71221	5.00	09/01/32	124,110
18,495	Pool # C74339	5.00	12/01/32	17,727
160,127	Pool # C74469	5.00	12/01/32	153,483
31,925	Pool # C74676	5.00	12/01/32	30,601
2,134,641	Pool # E96460	5.00	05/01/18	2,098,354
4,327,452	Pool # G01842	4.50	06/01/35	4,020,816
16,863,586	Pool # G18105	5.00	03/01/21	16,534,190
2,322,051	Pool # J01383	5.50	03/01/21	2,315,556
3,243,972	Pool # J02497	4.50	09/01/20	3,123,006

				56,708,965

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 29.41%
177,052	Pool # 251502	6.50	02/01/13	181,844
75,060	Pool # 252806	7.50	10/01/29	78,688
1,093,661	Pool # 255896	6.50	08/01/35	1,114,884
4,787,145	Pool # 256269	5.50	06/01/36	4,689,820
9,803,967	Pool # 357824	5.50	06/01/35	9,614,491
1,218,929	Pool # 387203	4.80	01/01/12	1,208,980
1,040,831	Pool # 387204	4.80	01/01/12	1,032,336
199,157	Pool # 443194	5.50	10/01/28	196,170
3,847	Pool # 450846	5.50	12/01/28	3,789
337,685	Pool # 452035	5.50	11/01/28	332,621
2,265	Pool # 454758	5.50	12/01/28	2,231
552,697	Pool # 561435	5.50	11/01/29	544,408
299,509	Pool # 578543	5.50	04/01/31	294,385
111,388	Pool # 627259	5.50	02/01/32	109,452
953,853	Pool # 632551	5.50	02/01/32	937,275
428,663	Pool # 632576	5.50	02/01/32	421,330
208,532	Pool # 694655	5.50	04/01/33	204,838
1,465,264	Pool # 702861	5.00	04/01/18	1,440,323
1,334,444	Pool # 704440	5.00	05/01/18	1,311,729
58,045	Pool # 710585	5.50	05/01/33	57,017
349,465	Pool # 735224	5.50	02/01/35	343,274
22,070,624	Pool # 745432	5.50	04/01/36	21,644,079
949,818	Pool # 781859	4.50	12/01/34	881,642
1,334,761	Pool # 786423 ARM(b)	4.59	07/01/34	1,324,902
431,185	Pool # 797680	4.50	10/01/35	400,236
647,787	Pool # 805373	4.50	01/01/35	601,290
6,159,345	Pool # 805386 ARM(b)	4.85	01/01/35	6,095,520
748,393	Pool # 812268	5.50	05/01/35	733,929
1,008,991	Pool # 815479	4.50	03/01/35	936,575
1,271,697	Pool # 819361	4.50	04/01/35	1,180,426
535,391	Pool # 820492	5.50	05/01/35	525,044
734,644	Pool # 820989	5.50	04/01/35	720,446
709,774	Pool # 821567	5.50	06/01/35	696,056
1,725,574	Pool # 822799	4.50	04/01/35	1,601,728
6,085,226	Pool # 829321	4.50	09/01/35	5,648,482
8,082,723	Pool # 831926	6.00	12/01/36	8,096,181
4,904,429	Pool # 835751	4.50	08/01/35	4,552,433
1,786,633	Pool # 835760	4.50	09/01/35	1,658,404

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$4,087,042	Pool # 839240	4.50%	09/01/35	$3,793,711
1,610,049	Pool # 836512	4.50	10/01/20	1,550,626
2,600,373	Pool # 843510	4.50	11/01/20	2,504,400
1,616,173	Pool # 844797	4.50	10/01/35	1,500,179
1,793,946	Pool # 844901	4.50	10/01/20	1,727,736
5,683,479	Pool # 867438	4.50	05/01/36	5,272,820
4,645,441	Pool # 880084	6.00	03/01/36	4,653,176
5,458,986	Pool # 883084	6.50	07/01/36	5,559,159
696,437	Pool # 893426	6.00	09/01/36	697,596
2,972,931	Pool # 895271	6.50	09/01/36	3,027,484
4,705,343	Pool # 910390	5.00	03/01/37	4,488,299
1,959,597	Pool # 916370	5.00	05/01/37	1,869,206
8,071,805	Pool # 917906	5.00	05/01/37	7,699,475
30,111,220	Pool # 937282	5.00	05/01/37	28,722,273
6,612,962	Pool # 946450 ARM(b)	6.14	09/01/37	6,718,024

				161,201,422

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.86%
281,198	Pool # 002562	6.00	03/20/28	283,552
1,731,128	Pool # 003413	4.50	07/20/33	1,617,051
329,691	Pool # 267812	8.50	06/15/17	353,978
1,569,095	Pool # 3442	5.00	09/20/33	1,508,328
2,732	Pool # 356873	6.50	05/15/23	2,802
29,201	Pool # 434772	9.00	06/15/30	31,704
46,324	Pool # 471660	7.50	03/15/28	48,645
118,488	Pool # 472028	6.50	05/15/28	121,587
53,263	Pool # 475847	6.50	06/15/28	54,656
20,664	Pool # 479087	8.00	01/15/30	21,983
296,926	Pool # 479088	8.00	01/15/30	315,878
114,538	Pool # 503711	7.00	05/15/29	120,024
9,599	Pool # 525556	8.00	01/15/30	10,212
10,842	Pool # 525945	9.00	07/15/30	11,772
106,859	Pool # 568670	6.50	04/15/32	109,470
199,220	Pool # 575441	6.50	12/15/31	204,187
558,400	Pool # 598127	5.50	03/15/18	559,374
1,199,530	Pool # 607668	5.50	02/15/18	1,201,623
757,885	Pool # 615639	4.50	09/15/33	712,679
146,831	Pool # 780086	8.50	11/15/17	156,855
644,617	Pool # 780548	8.50	12/15/17	688,622
484,872	Pool # 780865	9.50	11/15/17	525,574
163,538	Pool # 781036	8.00	10/15/17	172,399
614,937	Pool # 781084	9.00	12/15/17	658,553
147,181	Pool # 80185 ARM(b)	6.38	04/20/28	148,403
155,788	Pool # 80205 ARM(b)	6.38	06/20/28	157,084
384,378	Pool # 80311 ARM(b)	5.50	08/20/29	388,284

				10,185,279

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $229,035,737)			228,095,666

See Notes to Financial Statements.

14

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — 11.52%
		U.S. TREASURY INFLATION PROTECTED BONDS — 1.63%
$1,183,718		2.00%	01/15/14	$1,166,701
2,762,700		2.38	01/15/25	2,787,089
4,916,699		2.38	01/15/27	4,976,624

				8,930,414

		U.S. TREASURY BONDS — 9.89%
19,880,000	(e)	4.50	02/28/11	20,158,002
21,810,000		7.63	11/15/22	28,206,459
4,635,000		6.63	02/15/27	5,632,610
200,000		4.75	02/15/37	197,233

				54,194,304

		TOTAL U.S. GOVERNMENT SECURITIES (Cost $62,617,784)		63,124,718

Contracts
CALL OPTION PURCHASED — 0.00%*
10		Euro Dollar Future, Expires 12/17/07 strike price 95.75		938

		TOTAL CALL OPTION PURCHASED (Cost $3,025)		938

Principal Amount
REPURCHASE AGREEMENT — 0.62%
$3,407,000		Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $3,475,725 (repurchase proceeds $3,408,036)		3,407,000

		TOTAL REPURCHASE AGREEMENT (Cost $3,407,000)		3,407,000

TOTAL INVESTMENTS (Cost $546,295,502)(f)	99.53%	$545,461,548
OTHER ASSETS IN EXCESS OF LIABILITIES	0.47	2,569,168

NET ASSETS	100.00%	$548,030,716

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $12,464,215, which represents 2.27% of net assets.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Perpetual Security. Stated maturity is first par call date.
(d)	Zero-coupon bond.
(e)	A portion of this security with market value of $253,496 is pledged as collateral for open futures contracts.
(f)	Cost for federal income tax purposes is $546,295,502.
*	Rounds to less than 0.01%.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

PLC—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS
Long —
63	U.S. 2 Year Treasury Note, expiring 12/31/07 (notional amount $12,983,079)	$13,043,953	$60,874
Short —
(30)	U.S. Long-Term Treasury Bond expiring 12/19/07 (notional amount $(3,339,534))	(3,340,312)	(778)

TOTAL FUTURES CONTRACTS			$60,096

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Core Bond Fund — (continued)

INTEREST RATE SWAP AGREEMENT

Counterparty	Notional Amount	Receiving Leg	Paying Leg	Expiration	Unrealized Appreciation
Goldman Sachs	$5,000,000	5.36%	3-month USD LIBOR	07/24/09	$4,451

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Portfolio Diversification	% of Net Assets		Value
U.S. Government & Agency Securities	54.11		$296,534,206
Corporate Bonds	18.56		101,746,213
Commercial Mortgage-Backed Securities	16.60		90,951,932
Collateralized Mortgage Obligations	6.99		38,310,194
Asset-Backed Securities	2.34		12,798,651
Repurchase Agreement	0.62		3,407,000
Tax-Exempt Security	0.31		1,712,414
Call Option Purchased	0.00	*	938

Total Investments	99.53		$545,461,548
Other Assets in Excess of Liabilities	0.47		2,569,168

Net Assets	100.00		$548,030,716

*	Rounds to less than 0.01%.

See Notes to Financial Statements.

16

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Income Fund

Shares		Value

COMMON STOCKS — 93.00%
	CONSUMER DISCRETIONARY — 6.78%
105,000	CBS Corp., Class B	$3,307,500
100,000	Circuit City Stores, Inc.	791,000
90,000	Home Depot, Inc.	2,919,600
225,000	Newell Rubbermaid, Inc.	6,484,500
135,000	Time Warner, Inc.	2,478,600

		15,981,200

	CONSUMER STAPLES — 7.38%
70,000	Altria Group, Inc.	4,867,100
60,000	H.J. Heinz Co.	2,772,000
50,000	Kimberly-Clark Corp.	3,513,000
160,000	SUPERVALU, Inc.	6,241,600

		17,393,700

	ENERGY — 10.25%
65,000	BP PLC ADR	4,507,750
85,000	Chevron Corp.	7,954,300
195,000	Halliburton Co.	7,488,000
135,000	Penn West Energy Trust	4,194,450

		24,144,500

	FINANCIAL — 18.46%
285,000	Arthur J. Gallagher & Co.	8,256,450
185,000	Bank of New York Mellon Corp.	8,165,900
113,000	Citigroup, Inc.	5,273,710
105,000	Freddie Mac	6,196,050
75,000	Morgan Stanley	4,725,000
90,000	RenaissanceRe Holdings Ltd.	5,886,900
153,000	U.S. BanCorp.	4,977,090

		43,481,100

	HEALTH CARE — 5.94%
70,000	Eli Lilly & Co.	3,985,100
75,000	Medtronic, Inc.	4,230,750
105,000	Novartis AG ADR	5,770,800

		13,986,650

	INDUSTRIALS — 12.70%
160,000	Dover Corp.	8,152,000
195,000	General Electric Co.	8,073,000
125,000	Honeywell International, Inc.	7,433,750
60,000	Hubbell, Inc., Class B	3,427,200
75,000	Waste Management, Inc.	2,830,500

		29,916,450

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 11.83%
225,000	Electronic Data Systems Corp.	$4,914,000
145,000	Linear Technology Corp.	5,073,550
210,000	Microsoft Corp.	6,186,600
150,000	Nokia Oyj ADR	5,689,500
230,000	Xilinx, Inc.	6,012,200

		27,875,850

	MATERIALS — 14.01%
280,000	Domtar Corp.(a)	2,296,000
67,000	Eastman Chemical Co.	4,470,910
235,000	Packaging Corp. of America	6,831,450
45,000	Pope Resources Ltd.	1,907,550
32,000	Rayonier, Inc.	1,537,280
395,000	RPM, Inc.	9,460,250
90,000	Weyerhaeuser Co.	6,507,000

		33,010,440

	TELECOMMUNICATION SERVICES — 5.65%
147,000	AT&T, Inc.	6,219,570
160,000	Verizon Communications, Inc.	7,084,800

		13,304,370

	TOTAL COMMON STOCKS (Cost $173,037,098)	219,094,260

FOREIGN COMMON STOCKS — 3.02%
	UNITED KINGDOM — 3.02%
460,000	Pearson PLC	7,118,102

	TOTAL FOREIGN COMMON STOCKS (Cost $5,471,204)	7,118,102

CONVERTIBLE PREFERRED STOCKS — 1.68%
	CONSUMER DISCRETIONARY — 1.68%
66,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,491,500
60,000	General Motors Corp., Series C, Preferred Exchange, 6.25%	1,469,400

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,098,578)	3,960,900

TOTAL INVESTMENTS (Cost $181,606,880)(b)	97.70%	$230,173,262
OTHER ASSETS IN EXCESS OF LIABILITIES	2.30	5,422,787

NET ASSETS	100.00%	$235,596,049

See Notes to Financial Statements.

17

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Equity Income Fund — (continued)

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $181,606,880.

ADR—American Depository Receipt

Ltd.—Limited

PLC—Public Limited Company

For the six months ended September 30, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	—	$—
Options written	(500)	98,498
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	500	(98,498)

Options outstanding at September 30, 2007	—	—

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	18.46	$43,481,100
Materials	14.01	33,010,440
Industrials	12.70	29,916,450
Information Technology	11.83	27,875,850
Consumer Discretionary	11.48	27,060,202
Energy	10.25	24,144,500
Consumer Staples	7.38	17,393,700
Health Care	5.94	13,986,650
Telecommunication Services	5.65	13,304,370

Total Investments	97.70	$230,173,262
Other Assets in Excess of Liabilities	2.30	5,422,787

Net Assets	100.00	$235,596,049

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund

Shares		Value

COMMON STOCKS — 99.18%
	CONSUMER DISCRETIONARY — 14.13%
476,700	Coach, Inc.(a)	$22,533,609
658,114	eBay, Inc.(a)	25,679,608
191,212	Las Vegas Sands Corp.(a)	25,511,505
663,300	Lowe’s Companies, Inc.	18,585,666
1,201,000	Starbucks Corp.(a)	31,466,200

		123,776,588

	FINANCIAL — 6.95%
64,800	Chicago Mercantile Exchange	38,060,280
368,300	Lehman Brothers Holdings, Inc.	22,735,159

		60,795,439

	HEALTH CARE — 29.69%
195,155	Alcon, Inc.	28,086,707
546,400	Allergan, Inc.	35,226,408
523,100	Celgene Corp.(a)	37,302,261
364,900	Covance, Inc.(a)	28,425,710
473,296	Genentech, Inc.(a)	36,926,554
892,316	Gilead Sciences, Inc.(a)	36,468,955
111,637	Intuitive Surgical, Inc.(a)	25,676,510
394,512	Zimmer Holdings, Inc.(a)	31,951,527

		260,064,632

	INDUSTRIALS — 6.03%
510,000	Expeditors International of Washington, Inc.	24,123,000
243,694	First Solar, Inc.(a)	28,692,532

		52,815,532

	INFORMATION TECHNOLOGY — 38.17%
572,500	Adobe Systems, Inc.(a)	24,995,350
1,240,400	Akamai Technologies, Inc.(a)	35,636,692
227,800	Apple Computer, Inc. (a)	34,976,412
820,587	Broadcom Corp., Class A(a)	29,902,190
1,083,500	Corning, Inc.	26,708,275
431,815	Electronic Arts, Inc.(a)	24,177,322
60,538	Google, Inc., Class A(a)	34,341,391
513,306	Infosys Technologies Ltd., ADR	24,838,878
809,100	Qualcomm, Inc.	34,192,566
278,183	Research In Motion Ltd.(a)	27,414,935
436,625	VMware, Inc., Class A(a)	37,113,125

		334,297,136

Shares		Value

COMMON STOCKS — (continued)
	TELECOMMUNICATION SERVICES — 4.21%
575,900	America Movil S.A. de C.V., Series L ADR	$36,857,600

	TOTAL COMMON STOCKS (Cost $662,920,678)	868,606,927

Principal Amount
REPURCHASE AGREEMENT — 1.53%
$13,397,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $13,668,313 (repurchase proceeds $13,401,075)	13,397,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,397,000)	13,397,000

TOTAL INVESTMENTS (Cost $676,317,678)(b)	100.71%	$882,003,927
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.71)	(6,198,688)

NET ASSETS	100.00%	$875,805,239

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $676,317,678.

ADR—American Depository Receipt

Ltd.—Limited

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Information Technology	38.17	$334,297,136
Health Care	29.69	260,064,632
Consumer Discretionary	14.13	123,776,588
Financial	6.95	60,795,439
Industrial	6.03	52,815,532
Telecommunication Services	4.21	36,857,600
Repurchase Agreement	1.53	13,397,000

Total Investments	100.71	$882,003,927
Other Liabilities in Excess of Assets	(0.71)	(6,198,688)

Net Assets	100.00	$875,805,239

See Notes to Financial Statements.

20

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 98.00%
	CONSUMER DISCRETIONARY — 22.87%
39,400	Autozone, Inc.(a)	$4,575,913
91,000	Black & Decker Corp.	7,580,299
112,900	Centex Corp.	2,999,753
360,000	Constellation Brands, Inc.(a)	8,715,600
185,000	EchoStar Communications, Inc.(a)	8,659,851
160,000	Limited Brands	3,662,400
323,200	Onex Corp.	11,876,499
167,700	Sherwin-Williams Co.	11,019,567
378,200	Tempur-Pedic International, Inc.	13,520,649
295,000	TJX Cos., Inc.	8,575,650

		81,186,181

	CONSUMER STAPLES — 1.66%
230,000	Dean Foods Co.	5,883,400

	ENERGY – 11.78%
86,000	Cimarex Energy Co.	3,203,500
133,300	Devon Energy Corp.	11,090,560
349,800	El Paso Corp.	5,936,106
260,000	Noble Corp.	12,753,000
137,800	Occidental Petroleum Corp.	8,830,227

		41,813,393

	FINANCIAL — 21.03%
94,000	Ace Ltd.	5,693,580
260,000	CIT Group, Inc.	10,452,000
470,000	E*TRADE Group, Inc.(a)	6,138,200
245,000	First Marblehead Corp.	9,292,850
141,600	Lehman Brothers Holding, Inc.	8,740,967
160,000	Leucadia National Corp.	7,715,200
61,400	Mastercard, Inc., Class A	9,085,358
150,000	Progressive Corp.	2,911,500
83,000	RenaissanceRe Holdings Ltd.	5,429,029
310,000	W.R. Berkley Corp.	9,185,300

		74,643,984

	HEALTH CARE — 3.68%
176,700	Shire Pharmaceuticals PLC ADR	13,072,266

	INDUSTRIALS — 20.31%
130,000	Autoliv, Inc.	7,767,500
193,000	Brink’s Co.	10,784,840
247,000	Empresa Brasileira de Aeronautica S.A. ADR	10,848,240
150,000	Kennametal, Inc.	12,597,000
22,900	Lincoln Electric Holdings, Inc.	1,777,269

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
172,000	Mueller Industries, Inc.	$6,216,080
185,000	Oshkosh Truck Corp.	11,464,450
330,300	United Rentals, Inc.(a)	10,625,751

		72,081,130

	INFORMATION TECHNOLOGY — 4.47%
130,000	Electronic Data Systems Corp.	2,839,200
225,000	Harris Corp.	13,002,748

		15,841,948

	MATERIALS — 7.91%
210,700	Aracruz Cellulose S.A. ADR	15,505,417
129,700	Cabot Microelectronics Corp.(a)	5,544,675
380,000	Sterlite Industries (India) Ltd. ADS(a)	7,030,000

		28,080,092

	REAL ESTATE — 0.98%
103,800	St. Joe Co.	3,488,719

	UTILITIES — 3.31%
345,000	Williams Cos., Inc.	11,750,700

	TOTAL COMMON STOCKS (Cost $214,592,502)	347,841,813

FOREIGN COMMON STOCKS — 2.00%
	NETHERLANDS — 2.00%
79,500	Hunter Douglas NV	7,114,787

	TOTAL FOREIGN COMMON STOCKS (Cost $2,926,238)	7,114,787

TOTAL INVESTMENTS (Cost $217,518,740)(b)	100.00%	$354,956,600
OTHER LIABILITIES IN EXCESS OF ASSETS	0.00 *	(15,811)

NET ASSETS	100.00%	$354,940,789

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $217,518,740.
*	Rounds to less than 0.01%.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

See Notes to Financial Statements.

21

Excelsior Funds Trust

Portfolio of Investments — September 30, 2007 (Unaudited)

Mid Cap Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets		Value
Consumer Discretionary	24.87		$88,300,968
Financial	21.03		74,643,984
Industrials	20.31		72,081,130
Energy	11.78		41,813,393
Materials	7.91		28,080,092
Information Technology	4.47		15,841,948
Health Care	3.68		13,072,266
Utilities	3.31		11,750,700
Consumer Staples	1.66		5,883,400
Real Estate	0.98		3,488,719

Total Investments	100.00		$354,956,600
Other Liabilities in Excess of Assets	0.00	*	(15,811)

Net Assets	100.00		$354,940,789

*	Rounds to less than 0.01%.

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Small Cap Fund

Shares		Value

COMMON STOCKS — 98.08%
	CONSUMER DISCRETIONARY — 12.83%
1,000,000	Cabelas, Inc.(a)	$23,650,000
300,000	Columbia Sportswear Co.	16,593,000
200,000	iRobot Corp.(a)	3,976,000
460,000	Modine Manufacturing Co.	12,245,200
780,000	Nautilus, Inc.	6,216,600
200,000	Sotheby’s Holdings, Inc., Class A	9,558,000
660,000	Talbots, Inc.	11,880,000
400,000	Thor Industries, Inc.	17,996,000
200,000	Urban Outfitters, Inc.(a)	4,360,000

		106,474,800

	ENERGY — 4.60%
600,000	Helix Energy Solutions Group, Inc.(a)	25,476,000
600,000	TETRA Technologies, Inc.(a)	12,684,000

		38,160,000

	FINANCIAL — 11.75%
380,000	GFI Group, Inc.(a)	32,725,600
350,000	Greenhill & Co., Inc.	21,367,500
360,000	Jefferies Group, Inc.	10,018,800
640,000	Philadelphia Consolidated Holdings Corp.(a)	26,457,600
300,000	Radian Group, Inc.	6,984,000

		97,553,500

	HEALTH CARE — 5.38%
40,000	Kensey Nash Corp.(a)	1,044,400
600,000	Molina Healthcare, Inc.(a)	21,762,000
880,000	Orthovita, Inc.(a)	2,666,400
660,000	Pharmanet Development Group, Inc.(a)	19,159,800

		44,632,600

	INDUSTRIALS — 29.26%
150,000	EDO Corp.	8,401,500
480,000	FLIR Systems, Inc.(a)	26,587,200
620,000	FTI Consulting, Inc.(a)	31,192,200
740,000	Hewitt Associates, Inc., Class A(a)	25,937,000

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
1,000,000	Innovative Solutions & Support, Inc.(a)	$18,970,000
660,000	Kansas City Southern(a)	21,232,200
1,240,000	MPS Group, Inc.(a)	13,826,000
800,000	Quanta Services, Inc.(a)	21,160,000
500,000	Shaw Group, Inc.(a)	29,050,000
740,000	Simpson Manufacturing Co., Inc.	23,569,000
280,000	Triumph Group, Inc.	22,878,800

		242,803,900

INFORMATION TECHNOLOGY — 29.57%
300,000	CACI International, Inc., Class A(a)	15,327,000
480,000	CommScope, Inc.(a)	24,115,200
720,000	Forrester Research, Inc.(a)	16,970,400
320,000	Hutchinson Technology, Inc.(a)	7,872,000
2,200,000	Kulicke & Soffa Industries, Inc.(a)	18,656,000
900,000	Manhattan Associates, Inc.(a)	24,669,000
1,400,000	Palm, Inc.(a)	22,778,000
840,000	Plantronics, Inc.	23,982,000
500,000	Power Integrations(a)	14,855,000
400,000	Rogers Corp.(a)	16,476,000
1,000,000	Secure Computing Corp.(a)	9,730,000
900,000	Technitrol, Inc.	24,255,000
480,000	Varian Semiconductor Equipment Associates, Inc.(a)	25,689,600

		245,375,200

	MATERIALS — 1.75%
340,000	Cabot Microelectronics Corp.(a)	14,535,000

	REAL ESTATE — 1.30%
320,000	St. Joe Co.	10,755,200

	UTILITIES — 1.64%
600,000	Aqua America, Inc.	13,608,000

	TOTAL COMMON STOCKS (Cost $586,014,469)	813,898,200

See Notes to Financial Statements.

23

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Small Cap Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT — 0.27%
$2,218,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $2,264,488 (repurchase proceeds $2,218,675)	$2,218,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,218,000)	2,218,000

TOTAL INVESTMENTS (Cost $588,232,469)(b)	98.35%	$816,116,200
OTHER ASSETS IN EXCESS OF LIABILITIES	1.65	13,737,915

NET ASSETS	100.00%	$829,854,115

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $588,232,469.

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Information Technology	29.57	$245,375,200
Industrials	29.26	242,803,900
Consumer Discretionary	12.83	106,474,800
Financial	11.75	97,553,500
Health Care	5.38	44,632,600
Energy	4.60	38,160,000
Materials	1.75	14,535,000
Utilities	1.64	13,608,000
Real Estate	1.30	10,755,200
Repurchase Agreement	0.27	2,218,000

Total Investments	98.35	$816,116,200
Other Assets in Excess of Liabilities	1.65	13,737,915

Net Assets	100.00	$829,854,115

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.57%
	CONSUMER DISCRETIONARY — 10.36%
2,625,000	Black & Decker Corp.	$218,662,500
2,850,000	CBS Corp., Class B	89,775,000
3,500,000	Centex Corp.	92,995,000
1,800,000	EchoStar Communications, Inc.(a)	84,258,000
1,000,000	Harman International Industries, Inc.	86,520,000
1,350,000	J.C. Penney Co., Inc.	85,549,500
3,200,000	Leggett & Platt, Inc.	61,312,000
3,000,000	Newell Rubbermaid, Inc.	86,460,000
3,300,000	TJX Cos., Inc.	95,931,000
2,700,000	Zale Corp.(a)	62,478,000

		963,941,000

	CONSUMER STAPLES — 3.94%
2,550,000	Avon Products, Inc.	95,701,500
1,000,000	ConAgra Foods, Inc.	26,130,000
2,500,000	Dean Foods Co.	63,950,000
2,200,000	Loews Corp. — Carolina Group	180,906,000

		366,687,500

	ENERGY — 19.49%
2,400,000	Anadarko Petroleum Corp.	129,000,000
2,900,000	ConocoPhillips	254,533,000
4,600,000	CONSOL Energy, Inc.	214,360,000
2,600,000	Devon Energy Corp.	216,320,000
6,100,000	El Paso Corp.	103,517,000
3,850,000	Hercules Offshore, Inc.(a)	100,523,500
1,500,000	Murphy Oil Corp.	104,835,000
2,150,000	Noble Energy, Inc.	150,586,000
4,000,000	Petrobras ADR	302,000,000
4,300,000	PetroHawk Energy Corp.(a)	70,606,000
944,900	Pinnacle Gas Resources, Inc.(a)(b)	4,422,132
2,900,000	Rossetta Resources, Inc.(a)(b)	53,186,000
2,000,000	Spectra Energy Corp.	48,960,000
2,500,000	W&T Offshore, Inc.	60,950,000

		1,813,798,632

	FINANCIAL — 21.53%
2,800,000	Ace Ltd.	169,596,000
3,300,000	AerCap Holdings NV ADR(a)	82,137,000
1,400,000	Ambac Financial Group, Inc.	88,074,000
3,300,000	Apollo Investment Corp.(c)	68,640,000

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
1,500,000	Capital One Financial Corp.	$99,645,000
2,711,260	CastlePoint Holdings Ltd.	31,179,490
2,200,000	CIT Group, Inc.	88,440,000
2,600,000	Citigroup, Inc.	121,342,005
1,050,000	Discover Financial Services	21,840,000
1,300,000	Freddie Mac	76,713,000
1,800,000	Genworth Financial, Inc.	55,314,000
4,100,000	Invesco PLC ADR	111,930,000
6,188,900	JHFS Participacoes S.A. ADR(a)(b)	32,861,821
2,350,000	JP Morgan Chase & Co.	107,677,000
2,050,000	Lehman Brothers Holdings, Inc.	126,546,500
2,850,000	Loews Corp.	137,797,500
2,961,200	MCG Capital Corp.	42,611,668
1,950,000	MetLife, Inc.	135,973,500
2,350,000	Morgan Stanley	148,050,000
2,300,000	People’s United Financial, Inc.	39,744,000
1,450,000	PNC Financial Services Group, Inc.	98,745,000
4,265,364	Primus Guaranty Ltd.(a)	44,871,629
2,100,000	Washington Mutual, Inc.	74,151,000

		2,003,880,113

	HEALTH CARE — 3.14%
1,900,000	AmerisourceBergen Corp.	86,127,000
2,031,818	Baxter International, Inc.	114,350,717
2,000,000	Bristol-Myers Squibb Co.	57,640,000
825,000	Covidien Ltd.	34,237,493

		292,355,210

	INDUSTRIALS — 13.44%
708,544	Aecom Technology Corp.(a)	24,749,442
2,900,000	AGCO Corp.(a)	147,233,000
1,050,181	Arlington Tankers	25,865,958
2,200,000	Copa Holdings S.A., Class A	88,110,000
2,750,000	Empresa Brasileira de Aeronautica S.A. ADR	120,780,000
3,650,000	Gol Linhas Aereas Inteligentes S.A. ADR	87,600,000
1,000,000	Omega Navigation Enterprises, Inc., Class A ADR	19,930,000
1,100,000	Rockwell Automation, Inc.	76,461,000
3,300,000	RSC Holdings, Inc.(a)	54,120,000
2,000,000	Ryder Systems, Inc.	98,000,000

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
825,000	Tyco International Ltd.	$36,580,492
1,750,000	Union Pacific Corp.	197,855,000
4,250,000	United Rentals, Inc.(a)	136,722,500
1,700,000	United Technologies Corp.	136,816,000

		1,250,823,392

	INFORMATION TECHNOLOGY — 6.16%
4,300,000	Harris Corp.	248,497,000
975,000	International Business Machines Corp.	114,855,000
3,850,000	Nokia Oyj ADR	146,030,500
1,200,000	Plantronics, Inc.	34,260,000
825,000	Tyco Electronics Ltd.	29,229,744

		572,872,244

	MATERIALS — 11.42%
3,650,000	Alpha Natural Resources, Inc.(a)	84,789,500
4,050,000	Celanese Corp., Class A	157,869,000
1,300,000	Eagle Materials, Inc.	46,462,000
1,625,000	Foundation Coal Holdings, Inc.	63,700,000
1,000,000	Freeport-McMoRan Copper & Gold, Inc. ADR	104,890,000
1,485,000	Horsehead Holding Corp.(a)(b)	33,293,700
1,461,198	International Coal Group, Inc.(a)	6,487,719
1,550,000	PPG Industries, Inc.	117,102,500
1,700,000	Schnitzer Steel Industries, Inc.	124,593,000
4,200,000	Smurfit-Stone Container Corp.(a)	49,056,000
1,800,000	Southern Copper Corp.	222,894,000
2,250,000	Sterlite Industries (India) Ltd. ADS(a)	41,625,000
1,084,319	Tronox, Inc.	10,084,167

		1,062,846,586

	REAL ESTATE — 1.87%
4,120,000	Diamondrock Hospitality Co.(b)	71,729,200
1,000,000	FBR Capital Markets Corp.(a)(b)	12,880,000
2,450,000	Host Marriot Corp.	54,978,000

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
3,000,000	Peoples Choice Financial Corp.(a)(b)(d)(e)	$0
489,579	Ventas, Inc.	20,268,570
2,140,500	Vintage Wine Trust, Inc.(b)	13,913,250

		173,769,020

	TELECOMMUNICATION SERVICES — 4.22%
5,225,000	America Movil S.A. de C.V., Series L ADR(f)	334,400,000
1,842,000	Datapath, Inc.(a)(b)	9,210,000
3,500,000	Windstream Corp.	49,420,000

		393,030,000

	TOTAL COMMON STOCKS (Cost $5,752,339,067)	8,894,003,697

FOREIGN COMMON STOCKS — 3.63%
	BRAZIL — 0.03%
500,000	JHSF Participacoes S.A.(a)	2,665,030

	GERMANY — 0.87%
1,700,000	Lanxess AG	80,619,189

	ITALY — 0.60%
5,000,000	Enel S.p.A.	56,422,485

	MEXICO — 0.85%
11,000,000	Grupo Mexico S.A.B. de C.V., Series B	78,949,293

	SWITZERLAND — 1.28%
1,350,000	Petroplus Holdings AG(a)	119,351,404

	TOTAL FOREIGN COMMON STOCKS (Cost $238,048,710)	338,007,401

CONVERTIBLE PREFERRED STOCKS — 0.27%
	MATERIALS — 0.27%
500,000	Celanese Corp., Preferred Exchange, 4.25%	25,070,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,789,117)	25,070,000

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

Principal Amount		Value

REPURCHASE AGREEMENT – 0.74%
$68,863,000	Repurchase agreement with State Street Bank & Trust Co., dated 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 05/15/17, market value $70,242,188 (repurchase proceeds $68,883,946)	$68,863,000

	TOTAL REPURCHASE AGREEMENT (Cost $68,863,000)	68,863,000

TOTAL INVESTMENTS (Cost $6,071,039,894)(g)	100.21%	$9,325,944,098
OTHER LIABILITIES IN EXCESS OF ASSETS	(0.21)	(19,894,286)

NET ASSETS	100.00%	$9,306,049,812

At September 30, 2007 the Fund had entered into the following written option contracts:

Contracts		Value

CALL OPTIONS WRITTEN:
(5,400)	America Movil S.A. de C.V., Expires 11/17/07 strike price 60 (Premiums received $2,113,212)	$(3,186,000)

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $231,496,103, which represents 2.49% of net assets.
(c)	Closed-end Management Investment Company.
(d)	Security has no value.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Directors.
(f)	All or a portion of this security is pledged as collateral for written option contracts.
(g)	Cost for federal income tax purposes is $6,071,039,894.

ADR—American Depository Receipt

ADS—American Depository Shares

Ltd.—Limited

PLC—Public Limited Company

For the six months ended September 30, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	(23,000)	$6,678,258
Options written	(22,400)	9,630,069
Options terminated in closing purchase transactions	28,183	(9,791,478)
Options exercised	6,817	(3,909,273)
Options expired	5,000	(494,364)

Options outstanding at September 30, 2007	(5,400)	$2,113,212

See Notes to Financial Statements.

27

Excelsior Funds, Inc.

Portfolio of Investments — September 30, 2007 (Unaudited)

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of September 30, 2007 is as follows:

Sector Diversification	% of Net Assets	Value
Financial	21.56	$2,006,545,143
Energy	20.77	1,933,150,036
Industrials	14.31	1,331,442,581
Materials	12.54	1,166,865,879
Consumer Discretionary	10.36	963,941,000
Information Technology	6.16	572,872,244
Consumer Staples	4.54	423,109,985
Telecommunication Services	4.22	393,030,000
Health Care	3.14	292,355,210
Real Estate	1.87	173,769,020
Repurchase Agreement	0.74	68,863,000

Total Investments	100.21	$9,325,944,098
Other Liabilities in Excess of Assets	(0.21)	(19,894,286)

Net Assets	100.00	$9,306,049,812

See Notes to Financial Statements.

28

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

	Core Bond Fund	Equity Income Fund
ASSETS
Investments, at identified cost	$546,295,502	$181,606,880

Investments, at value	$545,461,548	$230,173,262
Cash	—	—
Unrealized appreciation on swap contracts	4,451	—
Receivable for:
Investments sold	6,879,231	6,409,449
Fund shares sold	364,686	38,555
Dividends	—	572,880
Interest	4,200,974	—
Expense reimbursement due from Investment Advisor and/or its affiliates	91,636	11,964
Futures variation margin	63,984	—
Foreign tax reclaims	—	—
Prepaid expenses	31,199	13,730

Total assets	$557,097,709	$237,219,840

LIABILITIES
Payable to custodian bank	773,896	241,861
Written options at value (premiums of $-, $-, $-, $-, $- and $2,113,212, respectively)	—	—
Payable for:
Investments purchased	5,832,662	—
Fund shares repurchased	383,097	99,589
Distributions	1,409,074	—
Investment advisory fee	296,242	144,094
Administration fee	41,689	16,438
Transfer agent fee	34,483	19,154
Pricing and bookkeeping fees	8,256	3,676
Trustees’/Directors’ fees	—	—
Custody fee	16,073	638
Shareholder servicing fee	99,490	48,049
Distribution and service fees	— *	—
Principal on loan	—	1,000,000
Interest fee	—	767
Other liabilities	172,031	49,525

Total liabilities	$9,066,993	$1,623,791

NET ASSETS	$548,030,716	$235,596,049

NET ASSETS CONSIST OF
Par value	$61,166	$236
Paid-in capital in excess of par value	549,903,000	181,007,111
Undistributed (overdistributed) net investment income	194,985	125,115
Accumulated net realized gain (loss)	(1,359,028)	5,896,815
Net unrealized appreciation (depreciation) on:
Investments	(833,954)	48,566,382
Foreign currency translations	—	390
Futures contracts	60,096	—
Swap contracts	4,451	—
Written options	—	—

NET ASSETS	$548,030,716	$235,596,049

*Rounds to less than $1.

See Notes to Financial Statements.

30

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund

$676,317,678	$217,518,740	$588,232,469	$6,071,039,894

$882,003,927	$354,956,600	$816,116,200	$9,325,944,098
1,201,247	—	962,975	1,294,794
—	—	—	—

2,982,911	80,737	13,148,838	18,443,910
1,129,424	64,952	889,649	8,906,387
167,449	373,711	856,837	12,500,329
4,075	—	675	20,946
—	961	—	—
—	—	—	—
80,213	—	—	32,618
37,214	20,147	43,700	510,432

$887,606,460	$355,497,108	$832,018,874	$9,367,653,514

—	63,464	—	—
—	—	—	3,186,000

10,641,468	—	942,959	43,470,158
255,797	59,126	242,980	4,927,604
—	—	—	—
516,604	185,100	502,629	4,439,243
65,079	25,245	62,411	751,022
12,104	11,742	37,790	336,408
6,101	6,430	6,202	7,011
—	—	—	55,084
24,416	15,249	10,594	99,688
198,333	101,133	254,485	3,512,732
4	717	2,134	3,011
—	—	—	—
—	—	—	—
81,315	88,113	102,575	815,741

$11,801,221	$556,319	$2,164,759	$61,603,702

$875,805,239	$354,940,789	$829,854,115	$9,306,049,812

$72,052	$154	$39,657	$159,088
765,610,429	208,533,466	549,407,922	5,957,888,237
(2,969,869)	2,828,263	(2,108,086)	37,254,923
(92,593,622)	6,141,046	54,630,891	56,914,288

205,686,249	137,437,860	227,883,731	3,254,904,204
—	—	—	1,860
—	—	—	—
—	—	—	—
—	—	—	(1,072,788)

$875,805,239	$354,940,789	$829,854,115	$9,306,049,812

See Notes to Financial Statements.

31

Excelsior Funds

Statements of Assets and Liabilities — (continued)

September 30, 2007 (Unaudited)

	Core Bond Fund		Equity Income Fund
Retirement Shares
Net assets	$1,090		$1,219
Shares outstanding	122		122
Net asset value and offering price per share	$8.96	(a)	$10.03	(a)
Shares
Net assets	$329,082,914		$235,594,830
Shares outstanding	36,733,338		23,603,051
Net asset value and offering price per share	$8.96		$9.98
Institutional Shares
Net assets	$218,946,712		—
Shares outstanding	24,432,425		—
Net asset value and offering price per share	$8.96		—
Class A
Net assets	—		—
Shares outstanding	—		—
Net asset value per share(b)	—		—
Maximum sales charge	—		—
Maximum offering price per share(c)	—		—
Class C
Net assets	—		—
Shares outstanding	—		—
Net asset value and offering price per share(b)	—		—

(a)	Net asset value per share rounds due to fractional shares outstanding.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c)	On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

32

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund		Value and Restructuring Fund

$11,500	$1,850,839	$5,854,323		$8,251,685
962	80,968	283,849		141,164
$11.95	$22.86	$20.62		$58.45

$849,897,194	$321,635,768	$823,979,966		$8,951,377,336
69,924,817	13,946,642	39,372,053		153,023,496
$12.15	$23.06	$20.93		$58.50

$25,876,593	$31,454,182	—		$346,400,817
2,124,311	1,360,218	—		5,923,241
$12.18	$23.12	—		$58.48

$9,976	—	$9,913		$9,987
821	—	474		171
$12.15	—	$20.93	(a)	$58.50	(a)
5.75%	—	5.75%		5.75%
$12.89	—	$22.21		$62.07

$9,976	—	$9,913		$9,987
821	—	474		171
$12.15	—	$20.93	(a)	$58.50	(a)

See Notes to Financial Statements.

33

Excelsior Funds

Statements of Operations

For the Six Months Ended September 30, 2007 (Unaudited)

	Core Bond Fund	Equity Income Fund
INVESTMENT INCOME
Dividends	$347,439	$3,658,645
Interest	14,432,791	5,113
Foreign withholding tax	—	(64,299)

Total Investment Income	14,780,230	3,599,459
EXPENSES
Investment advisory fee	1,796,450	911,144
Administration fee	411,888	179,995
Distribution fee:
Retirement Shares	2	3
Class C	—	—
Shareholder servicing fee:
Retirement Shares	2	1
Shares	400,341	286,415
Institutional Shares	—	—
Class A	—	—
Class C	—	—
Transfer agent fee	91,821	37,821
Pricing and bookkeeping fees	15,922	4,869
Trustees’/Directors’ fees	10,771	10,117
Custody fees	20,331	7,926
Other expenses	78,094	32,136

Expenses before interest expense	2,825,622	1,470,427
Interest expense	—	767

Total Expenses	2,825,622	1,471,194
Fees waived/reimbursed by:
Investment Advisor	(557,634)	(103,496)
Administrator	(69,483)	(29,942)
Custody earning credit	(1,706)	(2,686)

Net Expenses	2,196,799	1,335,070

NET INVESTMENT INCOME (LOSS)	12,583,431	2,264,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, WRITTEN OPTIONS, FUTURES CONTRACTS AND SWAP CONTRACTS
Net realized gain (loss) on:
Investments	438,269	6,277,732
Foreign currency transactions	—	6,499
Written options	—	(819,151)
Futures contracts	64,303	—
Swap contracts	5,699	—

Net realized gain (loss)	508,271	5,465,080

Net change in unrealized appreciation (depreciation) on:
Investments	(1,889,913)	7,191,091
Foreign currency translations	—	256
Written options	—	—
Futures contracts	19,368	—
Swap contracts	4,451	—

Net change in unrealized appreciation (depreciation)	(1,866,094)	7,191,347

Net Gain (Loss)	(1,357,823)	12,656,427

Net Increase Resulting from Operations	$11,225,608	$14,920,816

*	Rounds to less than $1.

See Notes to Financial Statements.

34

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund

$1,695,781	$5,207,492	$2,314,004	$121,552,689
78,291	7,827	256,593	230,202
(65,616)	(59,725)	—	(978,162)

1,708,456	5,155,594	2,570,597	120,804,729

2,975,452	1,155,038	2,909,308	26,841,299
592,719	264,171	579,409	6,744,653

18	3,920	9,248	10,720
1	—	1	1

9	1,960	4,460	5,177
952,487	402,319	965,145	10,337,292
—	—	—	53,483
— *	—	— *	— *
— *	—	— *	— *
85,663	80,945	168,792	1,294,761
7,095	6,543	7,370	7,277
14,224	9,525	13,818	108,782
24,052	15,269	32,593	299,009
133,015	61,804	96,998	910,134

4,784,735	2,001,494	4,787,142	46,612,588
—	—	—	—

4,784,735	2,001,494	4,787,142	46,612,588

—	—	—	—
(101,901)	(44,647)	(101,031)	(1,134,346)
(4,509)	(6,679)	(7,428)	(39,177)

4,678,325	1,950,168	4,678,683	45,439,065

(2,969,869)	3,205,426	(2,108,086)	75,365,664

31,509,475	(470,779)	47,099,972	109,640,328
—	(160)	—	89,300
—	—	—	(3,139,781)
—	—	—	—
—	—	—	—

31,509,475	(470,939)	47,099,972	106,589,847

81,732,156	22,415,661	18,990,141	502,250,047
—	—	—	8,579
—	—	—	(3,916,046)
—	—	—	—
—	—	—	—

81,732,156	22,415,661	18,990,141	498,342,580

113,241,631	21,944,722	66,090,113	604,932,427

$110,271,762	$25,150,148	$63,982,027	$680,298,091

See Notes to Financial Statements.

35

Excelsior Funds

Statements of Changes in Net Assets

	Core Bond Fund		Equity Income Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007
Operations
Net investment income (loss)	$12,583,431	$18,645,393	$2,264,389	$3,898,080
Net realized gain (loss) on investments, foreign currency transactions, futures contracts, swap contracts and written options	508,271	(67,050)	5,465,080	6,722,840
Net realized gains from redemptions in-kind	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts, swap contracts and written options	(1,866,094)	5,359,028	7,191,347	16,574,010

Net increase resulting from operations	11,225,608	23,937,371	14,920,816	27,194,930

Distributions to Shareholders
From net investment income:
Retirement Shares	(22)	(40)	(10)	(15)
Shares	(7,026,663)	(12,851,594)	(3,156,052)	(4,109,886)
Institutional Shares	(5,385,011)	(5,693,159)	—	—
From net realized gains:
Retirement Shares	—	—	—	—
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total Distributions to Shareholders	(12,411,696)	(18,544,793)	(3,156,062)	(4,109,901)

Net Capital Share Transactions	(2,502,969)	263,311,270	(13,172,423)	8,064,710

Net increase (decrease) in net assets	(3,689,057)	268,703,848	(1,407,669)	31,149,739

NET ASSETS
Beginning of period	$551,719,773	$283,015,925	$237,003,718	$205,853,979

End of period	$548,030,716	$551,719,773	$235,596,049	$237,003,718

Undistributed (overdistributed) net investment income, at end of period	$194,985	$23,250	$125,115	$1,016,788

See Notes to Financial Statements.

36

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund		Small Cap Fund		Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007	(Unaudited) Six Months Ended September 30, 2007	Year Ended March 31, 2007

$(2,969,869)	$(4,255,930)	$3,205,426	$3,160,394	$(2,108,086)	$(4,043,832)	$75,365,664	$66,434,678
31,509,475	11,805,044	(470,939)	8,602,300	47,099,972	32,537,688	106,589,847	96,756,036
—	—	—	23,046,664	—	—	—	—
81,732,156	37,708,433	22,415,661	(10,315,446)	18,990,141	18,105,369	498,342,580	645,371,791

110,271,762	45,257,547	25,150,148	24,493,912	63,982,027	46,599,225	680,298,091	808,562,505

—	—	(11,004)	—	—	—	(18,993)	(4,928)
—	—	(3,023,143)	(69,200)	—	—	(52,036,862)	(64,324,804)
—	—	(409,234)	(28,083)	—	—	(2,703,852)	(3,526,597)

—	—	—	—	—	(3,801)	—	—
—	—	—	(6,735)	—	(43,578,479)	—	—
—	—	—	(812)	—	—	—	—

—	—	(3,443,381)	(104,830)	—	(43,582,280)	(54,759,707)	(67,856,329)

31,097,354	136,983,006	6,117,253	(36,769,439)	69,279,781	94,185,168	539,354,612	918,433,748

141,369,116	182,240,553	27,824,020	(12,380,357)	133,261,808	97,202,113	1,164,892,996	1,659,139,924

$734,436,123	$552,195,570	$327,116,769	$339,497,126	$696,592,307	$599,390,194	$8,141,156,816	$6,482,016,892

$875,805,239	$734,436,123	$354,940,789	$327,116,769	$829,854,115	$696,592,307	$9,306,049,812	$8,141,156,816

$(2,969,869)	$—	$2,828,263	$3,066,218	$(2,108,086)	$—	$37,254,923	$16,648,966

See Notes to Financial Statements.

37

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity

	Core Bond Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Changes in Shares	Shares	Dollars ($)	Shares	Dollars ($)
Retirement Shares
Subscriptions	—	—	—	—
Distributions reinvested	3	25	4	40
Redemptions	—	—	—	—

Net increase	3	25	4	40
Shares
Subscriptions	4,131,808	36,758,471	9,986,679	88,776,364
Subscriptions-in-kind	—	—	—	—
Distributions reinvested	408,792	3,642,395	673,001	5,989,211
Redemptions	(2,772,989)	(24,631,216)	(7,567,445)	(67,312,972)

Net increase (decrease)	1,767,611	15,769,650	3,092,235	27,452,603
Institutional Shares
Subscriptions	1,608,329	14,318,071	2,772,888	24,623,459
Proceeds received in connection with merger	—	—	25,148,666	225,504,856
Distributions reinvested	129,411	1,153,959	113,170	1,016,339
Redemptions	(3,775,194)	(33,744,674)	(1,706,058)	(15,286,027)

Net increase (decrease)	(2,037,454)	(18,272,644)	26,328,666	235,858,627
Class A
Subscriptions	—	—	—	—

Class C
Subscriptions	—	—	—	—

Redemption Fees	—	—	—	—

See Notes to Financial Statements.

38

Equity Income Fund				Large Cap Growth Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	745	8,171	172	1,807
2	10	1	15	—	—	—	—
—	—	—	—	(77)	(822)	—	—

2	10	1	15	668	7,349	172	1,807

966,389	9,544,654	4,666,621	41,851,327	8,464,143	94,946,565	26,983,018	268,887,660
—	—	526,198	4,483,204	—	—	—	—
53,793	527,860	77,298	675,808	—	—	—	—
(2,345,303)	(23,244,947)	(4,395,745)	(38,945,714)	(6,290,633)	(70,638,170)	(14,969,954)	(147,806,621)

(1,325,121)	(13,172,433)	874,372	8,064,625	2,173,510	24,308,395	12,013,064	121,081,039

—	—	—	—	639,159	7,008,651	1,518,333	15,997,075
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	(23,086)	(255,856)	(10,095)	(106,750)

—	—	—	—	616,073	6,752,795	1,508,238	15,890,325

—	—	—	—	821	10,000	—	—

—	—	—	—	821	10,000	—	—

—	—	—	70	—	8,815	—	9,835

See Notes to Financial Statements.

39

Excelsior Funds

Statements of Changes in Net Assets — Capital Stock Activity — (continued)

	Mid Cap Value and Restructuring Fund
	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Changes in Shares	Shares	Dollars ($)	Shares	Dollars ($)
Retirement Shares
Subscriptions	36,280	821,293	51,153	1,086,065
Distributions reinvested	506	11,004	—	—
Redemptions	(6,911)	(153,942)	(118)	(2,475)

Net increase	29,875	678,355	51,035	1,083,590
Shares
Subscriptions	1,559,841	35,513,246	3,915,673	81,532,520
Distributions reinvested	59,014	1,299,594	1,544	28,679
Redemptions	(1,296,696)	(29,206,361)	(2,387,520)	(47,782,321)

Net increase	322,159	7,606,479	1,529,697	33,778,878
Institutional Shares
Subscriptions	87,974	2,059,041	174,817	3,499,002
Distributions reinvested	2,915	64,589	211	3,893
Redemptions	(184,991)	(4,291,248)	(435,896)	(8,797,430)
Redemptions-in-kind	—	—	(3,464,185)	(66,339,150)

Net increase (decrease)	(94,102)	(2,167,618)	(3,725,053)	(71,633,685)
Class A
Subscriptions	—	—	—	—

Class C
Subscriptions	—	—	—	—

Redemption Fees	—	37	—	1,778

See Notes to Financial Statements.

40

Small Cap Fund				Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007		(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

235,936	4,746,659	100,714	1,845,960	92,865	5,225,317	62,302	3,214,887
—	—	211	3,801	331	18,993	99	4,928
(48,373)	(968,034)	(4,702)	(85,527)	(5,912)	(339,933)	(26,673)	(1,242,118)

187,563	3,778,625	96,223	1,764,234	87,284	4,904,377	35,728	1,977,697

7,113,887	144,947,132	11,007,156	202,519,992	20,544,409	1,192,492,183	40,342,962	2,018,418,152
—	—	873,688	15,909,286	737,965	42,355,044	1,056,240	51,956,233
(3,914,296)	(79,465,976)	(6,873,489)	(126,011,173)	(11,223,117)	(646,514,862)	(24,661,734)	(1,238,518,628)

3,199,591	65,481,156	5,007,355	92,418,105	10,059,257	588,332,365	16,737,468	831,855,757

—	—	—	—	1,060,844	62,185,075	2,608,744	127,478,205
—	—	—	—	39,759	2,272,698	59,732	2,938,434
—	—	—	—	(1,996,347)	(118,375,818)	(921,391)	(45,845,721)
—	—	—	—	—	—	—	—

—	—	—	—	(895,744)	(53,918,045)	1,747,085	84,570,918

474	10,000	—	—	171	10,000	—	—

474	10,000	—	—	171	10,000	—	—

—	—	—	2,829	—	15,915	—	29,376

See Notes to Financial Statements.

41

Financial Highlights – Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005 (a)
			2007	2006
Net Asset Value, Beginning of Period	$8.98		$8.85	$9.16	$9.27

Income from Investment Operations:
Net investment income (b)	0.18		0.34	0.33	0.07
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.02)		0.13	(0.19)	(0.06)

Total from Investment Operations	0.16		0.47	0.14	0.01

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.34)	(0.33)	(0.12)
From net realized gains	—		—	(0.12)	—

Total Distributions to Shareholders	(0.18)		(0.34)	(0.45)	(0.12)

Net Asset Value, End of Period	$8.96		$8.98	$8.85	$9.16
Total return (c)(d)	1.82	%(e)	5.47%	1.48%	0.10	%(e)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.40	%(g)	1.40%	1.40%	1.40	%(g)
Waiver/Reimbursement	0.23	%(g)	0.30%	0.38%	0.37	%(g)
Net investment income (f)	4.11	%(g)	3.86%	3.57%	3.60	%(g)
Portfolio turnover rate	29	%(e)	49%	95%	90	%(e)
Net assets, end of period (000’s)	$1		$1	$1	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

42

Financial Highlights – Equity Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005 (a)
			2007	2006
Net Asset Value, Beginning of Period	$9.54		$8.59	$8.43	$8.50

Income from Investment Operations:
Net investment income (b)	0.07		0.12	0.15	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.51		0.96	0.18	(0.07)

Total from Investment Operations	0.58		1.08	0.33	(0.07)

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.13)	(0.15)	—
From net realized gains	—		—	(0.02)	—

Total Distributions to Shareholders	(0.09)		(0.13)	(0.17)	—

Net Asset Value, End of Period	$10.03		$9.54	$8.59	$8.43
Total return (d)(e)	6.05	%(f)	12.68%	4.04%	(1.52	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.60	%(h)	1.59%	1.60%	1.55	%(h)
Interest expense	—	%(h)(i)	—	—	—
Net expenses (g)	1.60	%(h)	1.59%	1.60%	1.55	%(h)
Waiver/Reimbursement	0.11	%(h)	0.12%	0.24%	0.21	%(h)
Net investment income (g)	1.33	%(h)	1.29%	1.78%	0.02	%(h)
Portfolio turnover rate	6	%(f)	27%	46%	19	%(f)
Net assets, end of period (000’s)	$1		$1	$1	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Not annualized.
(g)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01% per share.

See Notes to Financial Statements.

43

Financial Highlights – Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005 (a)
			2007	2006
Net Asset Value, Beginning of Period	$10.45		$9.82	$8.02	$8.49

Income from Investment Operations:
Net investment loss (b)	(0.07)		(0.12)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	1.57		0.75	1.91	(0.44)

Total from Investment Operations	1.50		0.63	1.80	(0.47)

Net Asset Value, End of Period	$11.95		$10.45	$9.82	$8.02
Total return (c)(d)	14.35	%(e)	6.42%	22.44%	(5.54	)%(e)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.69	%(g)	1.69%	1.70%	1.55	%(g)
Waiver/Reimbursement	0.03	%(g)	0.01%	0.29%	0.23	%(g)
Net investment loss (f)	(1.26	)%(g)	(1.18)%	(1.20)%	(1.45	)%(g)
Portfolio turnover rate	23	%(e)	33%	24%	25	%(e)
Net assets, end of period (000’s)	$12		$3	$3	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

44

Financial Highlights – Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,			Period Ended March 31, 2005 (a)
			2007		2006
Net Asset Value, Beginning of Period	$21.48		$19.62		$16.78	$17.26

Income from Investment Operations:
Net investment income (loss) (b)	0.11		0.70		(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.49		1.16		2.90	(0.47)

Total from Investment Operations	1.60		1.86		2.84	(0.48)

Less Distributions to Shareholders:
From net investment income	(0.22)		—		—	—
From net realized gains	—		—	(c)	—	—

Total Distributions to Shareholders	(0.22)		—	(c)	—	—

Net Asset Value, End of Period	$22.86		$21.48		$19.62	$16.78
Total return (d)	7.49	%(e)(f)	9.48	%(e)	16.92%	(3.01	)%(e)(f)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.62	%(h)	1.61%		1.46%	1.56	%(h)
Waiver/Reimbursement	0.03	%(h)	0.03%		—	0.10	%(h)
Net investment income (loss) (g)	0.94	%(h)	3.38%		(0.34)%	(0.13	)%(h)
Portfolio turnover rate	4	%(f)	25%		23%	28	%(f)
Net assets, end of period (000’s)	$1,851		$1,097		$1	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.

See Notes to Financial Statements.

45

Financial Highlights – Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005 (a)
			2007	2006
Net Asset Value, Beginning of Period	$18.98		$19.12	$16.12	$17.00

Income from Investment Operations:
Net investment loss (b)	(0.10)		(0.22)	(0.19)	(0.04)
Net realized and unrealized gain (loss) on investments	1.74		1.34	4.08	(0.84)

Total from Investment Operations	1.64		1.12	3.89	(0.88)

Less Distributions to Shareholders:
From net realized gains	—		(1.26)	(0.89)	—

Net Asset Value, End of Period	$20.62		$18.98	$19.12	$16.12
Total return (c)	8.64	%(d)(e)	6.23%	24.83%	(5.23	)%(d)(e)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.70	%(g)	1.74%	1.56%	1.55	%(g)
Waiver/Reimbursement	0.03	%(g)	—	—	0.03	%(g)
Net investment loss (f)	(0.95	)%(g)	(1.21)%	(1.13)%	(1.28	)%(g)
Portfolio turnover rate	35	%(d)	52%	65%	61	%(d)
Net assets, end of period (000’s)	$5,854		$1,827	$1	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

46

Financial Highlights – Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,		Period Ended March 31, 2005 (a)
			2007	2006
Net Asset Value, Beginning of Period	$54.30		$49.35	$41.49	$42.43

Income from Investment Operations:
Net investment income (loss) (b)	0.28		0.22	0.42	(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.09		4.98	7.81	(0.90)

Total from Investment Operations	4.37		5.20	8.23	(0.94)

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.25)	(0.37)	—

Net Asset Value, End of Period	$58.45		$54.30	$49.35	$41.49
Total return (c)	8.06	%(d)(e)	10.58%	19.95%	(2.58	)%(d)(e)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.54	%(g)	1.55%	1.56%	1.57	%(g)
Waiver/Reimbursement	0.03	%(g)	—	—	0.02	%(g)
Net investment income (loss) (f)	0.97	%(g)	0.43%	0.90%	(0.35	)%(g)
Portfolio turnover rate	5	%(e)	13%	12%	8	%(e)
Net assets, end of period (000’s)	$8,252		$2,926	$896	$1

(a)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.

See Notes to Financial Statements.

47

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

Note 1.	Organization

Excelsior Funds, Inc. (“Excelsior Fund”) is organized as a Maryland Corporation. Excelsior Funds Trust (the “Trust”) is organized as a Delaware business trust. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end, management investment companies. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a “Fund”, collectively referred to as the “Funds”):

Excelsior Fund:

Core Bond Fund

Large Cap Growth Fund

Small Cap Fund

Value and Restructuring Fund

The Trust:

Equity Income Fund

Mid Cap Value and Restructuring Fund

Investment Objectives

Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital. Equity Income Fund seeks total return on assets through capital appreciation and income. Large Cap Growth Fund seeks superior, long-term capital appreciation by investing in larger companies whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. Mid Cap Value and Restructuring Fund and Value and Restructuring Fund each seeks long-term capital appreciation by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Small Cap Fund seeks long-term capital appreciation.

Fund Shares

Excelsior Fund is authorized to issue up to 42.5 billion shares of common stock with a par value of $0.001 per share. Authorized capital currently offered for each Fund is as follows: 3.5 billion shares of Value and Restructuring Fund; 3.0 billion shares each of Large Cap Growth Fund; 2.5 billion shares of Small Cap Fund; and 1.250 billion shares of Core Bond Fund. The Trust may issue an unlimited number of shares of beneficial interest of each class of each Fund, with a par value of $0.00001.

Equity Income Fund offers two classes of shares: Retirement Shares and Shares. Core Bond Fund and Mid Cap Value and Restructuring Fund offer three classes of shares: Retirement Shares, Shares and Institutional Shares. Small Cap Fund offers four classes of shares: Retirement Shares, Shares, Class A Shares and Class C Shares. Large Cap Growth Fund and Value and Restructuring Fund offer five classes of shares: Retirement Shares, Shares, Class A Shares, Class C Shares and Institutional Shares. The Class A Shares and Class C Shares commenced operations on September 28, 2007 and were available for sale on October 1, 2007. The financial highlights of the Shares, Class A Shares, Class C Shares and Institutional Shares are presented separately.

48

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Retirement Shares, Shares and Institutional Shares and are offered continuously at net asset value. There are certain restrictions on the purchase of Retirement Shares and Institutional Shares, as described in the Funds’ prospectuses. Class A Shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A Shares purchased without an initial sales charge in accounts aggregating from $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class C Shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Swap agreements are stated at fair value.

49

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their “fair value” using procedures approved by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. If a security is valued at fair value such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

Each Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds’ sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities more efficiently.

50

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, and (3) an inaccurate prediction by the Funds’ investment advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds’ Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Certain Funds may write call and put options on securities they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When the Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. The investment advisor is responsible

51

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

Certain Funds may engage in swap transactions such as interest rate swaps, consistent with their investment objective and policies, to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Funds will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds thus assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Treasury Inflation Protected Securities

Certain Funds may invest in Treasury Inflation Protected Securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate

52

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included in the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Value

For each Fund, with the exception of Core Bond Fund, all income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class. For Core Bond Fund, income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for each Fund except Core Bond Fund. For Core Bond Fund, dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for all Funds.

53

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the organizational documents of Excelsior Fund and the Trust, and by contract, the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust, are indemnified against certain liabilities that may arise out of actions relating to their duties to Excelsior Fund and the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.	Federal Income Tax Information

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

	Ordinary Income*	Long-Term Capital Gains
Core Bond Fund	$17,474,254	$—
Equity Income Fund	4,109,901	—
Large Cap Growth Fund	—	—
Mid Cap Value and Restructuring Fund	97,283	7,547
Small Cap Fund	2,271,022	41,311,258
Value and Restructuring Fund	67,856,329	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$9,116,518	$(9,950,472)	$(833,954)
Equity Income Fund	50,172,694	(1,606,312)	48,566,382
Large Cap Growth Fund	229,089,580	(23,403,331)	205,686,249
Mid Cap Value and Restructuring Fund	148,178,220	(10,740,360)	137,437,860
Small Cap Fund	244,409,519	(16,525,788)	227,883,731
Value and Restructuring Fund	3,535,111,311	(280,207,107)	3,254,904,204

54

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expires March 31,
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
Large Cap Growth Fund	18,217,588	83,374,895	22,030,449	480,165	—	—	124,103,097
Value and Restructuring Fund	—	19,930,042	27,363,534	—	—	—	47,293,576

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that exceeds fifty percent of the amount likely to be realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Note 4.	Fees and Compensation Paid to Affiliates

Investment Advisory Fee

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Effective July 1, 2007, U.S. Trust became a wholly owned subsidiary of the Bank of America Corporation (“BOA”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

55

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For its services, the Advisor receives an investment advisory fee, computed daily and paid monthly, based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Core Bond Fund	0.65%
Equity Income Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%
Value and Restructuring Fund	0.60%

Administration Fee

Effective July 1, 2007, Columbia Management Advisors, LLC (“Columbia”) serves as the administrator of the Funds. Columbia is an indirect, wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA and BISYS Fund Services Ohio, Inc. (“BISYS”) served as the administrators of the Funds under the same fee structure.

Columbia is entitled to an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund, series of Excelsior Fund or the Trust), at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for each Fund at the annual rate of 0.05% of average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time. For the six months ended September 30, 2007, the effective administration fee rate was 0.13% of each Fund’s average daily net assets before the reduction for pricing and bookkeeping fees and net of voluntary expense waivers.

56

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Core Bond Fund	$305,789	$36,851
Equity Income Fund	133,872	14,343
Large Cap Growth Fund	434,339	53,449
Mid Cap Value and Restructuring Fund	195,276	21,615
Small Cap Fund	424,975	53,659
Value and Restructuring Fund	4,990,424	648,811

Pricing and Bookkeeping Fees

Effective September 17, 2007, the Funds entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. Also effective September 17, 2007, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective September 17, 2007, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Funds, and USTA was responsible for oversight of these functions. On July 1, 2007, Columbia assumed responsibility from USTA for oversight of the activities performed by BISYS. BISYS was responsible for providing services to the Funds through September 16, 2007.

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates for each Fund under these agreements were $505 and $505, respectively.

57

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Transfer Agent Fee

Effective September 17, 2007, Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Prior to September 17, 2007, BFDS served as the transfer agent for the Funds’ shares.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period September 17, 2007 through September 30, 2007, the total amounts paid and payable to affiliates by the Funds under this agreement were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Core Bond Fund	$4,165	$4,165
Equity Income Fund	319	319
Large Cap Growth Fund	3,167	3,167
Mid Cap Value and Restructuring Fund	3,057	3,057
Small Cap Fund	9,364	9,364
Value and Restructuring Fund	79,159	79,159

Shareholder Servicing Fee

The Funds have entered into shareholder servicing agreements with various service organizations which include USTA. The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who hold shares of the Funds.

58

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

For the six months ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Core Bond Fund	$242,575	$40,453
Equity Income Fund	284,949	44,682
Large Cap Growth Fund	778,970	132,290
Mid Cap Value and Restructuring Fund	245,599	38,544
Small Cap Fund	654,098	110,912
Value and Restructuring Fund	1,585,978	253,339

Distribution and Service Fees

Effective September 17, 2007, Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Funds’ shares. Through July 31, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor of the Funds’ shares. On August 1, 2007, Foreside Distribution Services, L.P. served as distributor until September 16, 2007.

Certain Funds have adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits the Funds to compensate and/or reimburse the Distributor monthly for services that are intended to result in the sale of certain classes’ shares. Equity Income Fund and Mid Cap Value and Restructuring Fund, which have adopted a Distribution Plan for the Shares Class of the Funds, may pay distribution fees in an amount not to exceed the annual rate of 0.25% of the average daily net assets applicable to each Fund’s Shares Class. Fees are not currently being paid under the Distribution Plan with respect to the Shares Class. Each Fund has adopted a Distribution Plan for the Retirement Shares of the Funds and may pay distribution fees in an amount not to exceed the annual rate at 0.50% of the average daily net assets applicable to each Fund’s Retirement Shares.

The Funds have adopted a combined shareholder servicing and distribution plan for the Class A Shares of the Funds. Fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A Shares of each Fund. The Funds have also adopted a shareholder servicing plan and a Distribution Plan for the Class C Shares of the Funds. Fees are calculated at the annual rates of 0.25% and 0.75%, respectively, of the average daily net assets of the Class C Shares of each Fund.

Fees Paid to Officers and Trustees

The Board of Trustees/Directors may include people who are officers and/or trustees of other fund families affiliated with the investment advisor. The Funds did not pay any of the interested persons for their service as Trustees/Directors, but did pay non-interested persons (independent trustees), as noted in the Statements of Operations.

59

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Expense Limits and Fee Waivers

The Advisor has contractually agreed to waive fees or reimburse expenses through July 31, 2008, so that the expenses incurred by each Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

	Retirement Shares	Shares	Class A Shares	Class C Shares	Institutional Shares
Core Bond Fund	1.40%	0.90%	—	—	0.65%
Equity Income Fund	1.60%	1.10%	—	—	—
Large Cap Growth Fund	1.70%	1.20%	1.31%	2.06%	0.95%
Mid Cap Value and Restructuring Fund	1.64%	1.14%	—	—	0.89%
Small Cap Fund	1.75%	1.25%	1.36%	2.11%	—
Value and Restructuring Fund	1.64%	1.14%	1.25%	2.00%	0.89%

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Note 5.	Portfolio Information

For the six months ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Core Bond Fund	$158,631,256	$133,547,501	$89,571,636	$26,305,748
Equity Income Fund	—	—	14,928,429	32,254,979
Large Cap Growth Fund	—	—	206,389,492	178,370,279
Mid Cap Value and Restructuring Fund	—	—	25,982,805	13,336,796
Small Cap Fund	—	—	318,595,424	261,032,530
Value and Restructuring Fund	—	—	957,697,128	419,229,579

60

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 6.	Redemption In-Kind

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of a Fund’s shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from realized gain (loss) to paid-in capital in excess of par value.

Note 7.	Line of Credit

Effective September 17, 2007, the Funds and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. Borrowings are available for temporary or emergency purposes. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan.

Prior to September 17, 2007, the Funds participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase, under similar borrowing terms.

For the six months ended September 30, 2007, the Funds, with the exception of Equity Income Fund, did not borrow under these agreements. The average daily loan balance outstanding on days where borrowings existed for Equity Income Fund during the six months ended September 30, 2007 was $1,000,000 at a weighted average interest rate of 5.525%.

Note 8.	Redemption Fees

Each Fund, with the exception of Core Bond Fund, may assess, subject to limited exceptions, a 2.00% redemption fee on shares that are redeemed within 60 days of their purchase. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Prior to August 1, 2007, the redemption fee was assessed, subject to limited exceptions, on Fund shares redeemed within 30 days of their purchase. For the six months ended September 30, 2007, the Funds assessed redemption fees as follows:

Redemption Fees
Large Cap Growth Fund	$8,815
Mid Cap Value and Restructuring Fund	37
Value and Restructuring Fund	15,915

61

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Note 9.	Concentration of Ownership

As of September 30, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding
Core Bond Fund	1	61.1
Equity Income Fund	1	92.2
Large Cap Growth Fund	2	85.1
Mid Cap Value and Restructuring Fund	2	74.2
Small Cap Fund	2	68.2
Value and Restructuring Fund	3	52.9

Note 10.	Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Note 11.	Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust Company”), Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”), The Charles Schwab Corporation and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust Company, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds advised by U.S. Trust Company. Each plaintiff seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust Company and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act,

62

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entity U.S. Trust Company and former parent entity The Charles Schwab Corporation also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust Company believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect the advisers’ ability to provide investment management services to the Companies.

Note 12.	Business Combinations and Mergers

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of the shares outstanding, net assets, net asset value per share issued, and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Retirement Shares	—	—	117	117
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Net Assets:
Retirement Shares	$—	$—	$1,046	$1,046
Shares	—	—	294,116,361	294,116,361
Institutional Shares	96,434,781	129,070,075	16,360,288	241,865,144
Net Asset Value:
Retirement Shares	$—	$—	$8.97	$8.97
Shares	—	—	8.96	8.96
Institutional Shares	6.91	7.11	8.97	8.97
Net unrealized appreciation (depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

Note 13.	Reorganization of the Funds

The Boards of Directors/Trustees of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the “Board”) have approved proposals, described below, that are part of a larger integration of the Excelsior Fund complex and the Columbia Funds complex. Generally, these proposals involve the reorganization of certain Excelsior Funds into newly formed Columbia Funds that will be series of a different legal entity governed by a different board than the Excelsior Funds, and will be managed by Columbia Management Advisors, LLC, an affiliate of the current advisers to the Excelsior Funds. The portfolio managers of the Excelsior Funds immediately before such reorganizations are expected to be the same portfolio managers of the newly formed Columbia Funds immediately after such reorganizations.

63

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Excelsior Fund”) into a corresponding newly formed shell fund listed in the right column below (each, a “Newly Formed Fund”) as shown in the chart below, subject to approval by the shareholders of the Excelsior Fund. If the shareholders of each Excelsior Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Excelsior Fund will be transferred to the corresponding Newly Formed Fund and shareholders of the Excelsior Fund will receive shares of a designated class of the corresponding Newly Formed Fund in exchange for their shares. For each Excelsior Fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Newly Formed Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Newly Formed Fund. Shareholders of each Excelsior Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Excelsior Fund	Newly Formed Fund
Blended Equity Fund	Columbia Blended Equity Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
International Fund	Columbia International Growth Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value & Restructuring Fund	Columbia Value and Restructuring Fund
Core Bond Fund	Columbia Bond Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

The Board has also approved proposals, described below, that involve the reorganization of certain Excelsior Funds into Columbia Funds that are series of different legal entities governed by a different board than the Excelsior Funds, and are managed by Columbia Management Advisors, LLC.

Specifically, the Board has approved proposals to reorganize each Excelsior Fund listed in the left column (each, an “Acquired Fund”) into a corresponding acquiring fund listed in the right column below (each, an “Acquiring Fund”) as shown in the chart below, subject to approval by the shareholders of the Acquired Fund. If the shareholders of an Acquired Fund approve the proposal relating to the reorganization of their Fund, all of the assets of the Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of the Acquired Fund will receive shares of a designated class of the corresponding Acquiring Fund in exchange for their shares. For each Acquired Fund, except the money market funds, Shares class and Institutional Shares class, as applicable, will be exchanged for Class Z shares of the corresponding Acquiring Fund, and Retirement Shares class, as applicable, will be exchanged for Class R shares of the corresponding Acquiring Fund. For each

64

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS — (continued)

September 30, 2007 (Unaudited)

Acquired Fund that is a money market fund, Shares class and Institutional Shares class, as applicable, will be exchanged for Trust Class shares of the corresponding Acquiring Fund. Shareholders of each Acquired Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the first quarter of 2008, except for Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund which are currently expected to be held in the second quarter of 2008. Each reorganization is expected to take place as soon as reasonably practicable following approval at the special meeting.

Acquired Fund	Acquiring Fund
Equity Income Fund	Columbia Dividend Income Fund
Real Estate Fund	Columbia Real Estate Equity Fund
International Equity Fund	International Fund
Short-Term Government Securities Fund	Columbia Short Term Bond Fund
Short-Term Tax-Exempt Securities Fund	Columbia Short Term Municipal Bond Fund
High Yield Fund	Columbia High Yield Opportunity Fund
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
California Short-Intermediate Term Tax-Exempt Income Fund	Columbia California Intermediate Municipal Bond Fund
Treasury Money Fund	Columbia Government Reserves
Government Money Fund	Columbia Government Plus Reserves
Money Fund	Columbia Cash Reserves
Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves
New York Tax-Exempt Money Fund	Columbia New York Tax-Exempt Reserves

65

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party to the advisory agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s board of directors or trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

At a meeting held on September 27th and 28th 2007, the Board of Directors/Trustees (the “Board”) of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (each a “Company” and, together, the “Companies”), including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreements (the “Advisory Agreements”) by and between each Company and UST Advisers, Inc. and U.S. Trust New York Asset Management Division, a division of United States Trust Company, National Association (together, “U.S. Trust”) with respect to each series of each Company (each, a “Fund”).

In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by U.S. Trust and its affiliates, which included information about the operations and personnel of U.S. Trust, as well as the personnel and operations of its affiliates. In this regard, the Board received information about the large mutual fund business of Columbia Management Advisors, LLC and its affiliates (together, “Columbia”), which are, together with U.S. Trust, all under the control of Bank of America Corporation, and how the resources dedicated to the Columbia mutual fund business affect the Funds. The Board also received extensive information that was provided by or derived from information prepared by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also received a memorandum from counsel regarding the responsibilities of the Board for the approval of the Advisory Agreements. In addition, the Independent Directors received advice from independent counsel to the Independent Directors, met in executive session outside the presence of Company management and U.S. Trust personnel and participated in question and answer sessions with representatives of U.S. Trust.

The Board’s approval of the continuation of the Advisory Agreements was based on the consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the meetings, including:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by U.S. Trust to the Funds under the Advisory Agreements and the resources of U.S. Trust and their affiliates, including Columbia, dedicated to the Funds. In this regard, the Board evaluated, among other things, U.S. Trust’s personnel, experience, performance history of various products, and compliance program. The Board considered that U.S. Trust and Columbia provide

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substantial administrative, accounting and compliance services and provide oversight of third party service providers to the Funds. The Board considered representations of U.S. Trust that U.S. Trust and Columbia have allocated substantial resources and personnel, and have made significant financial expenditures and commitments, to the investment management and other operations of the Funds. The Board also considered the nature and quantity of additional resources that have been dedicated to the operations of the Funds since U.S. Trust had become affiliated with Columbia. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by U.S. Trust to the Funds and the resources of the U.S. Trust and its affiliates dedicated to the Funds supported the renewal of the Advisory Agreements.

Fund Performance. The Board considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Board considered each Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Board considered the composition of the peer groups, selection criteria and the reputation of third party providers who provided data for the peer group analysis. In evaluating the performance of each Fund, the Board considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, each Fund’s absolute performance was consistent with expectations for its investment methodology. The Board further considered the level of Fund performance in the context of its review of Fund expenses and U.S. Trust’s profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by U.S. Trust that were reasonable and consistent with the Fund’s investment objective and policies; (3) that each Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that U.S. Trust has taken or is taking steps designed to help improve the Fund’s investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported the renewal of the Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses, the Board considered the rate of compensation called for by the Advisory Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated based on objective factors. The Board noted that with respect to the Funds, U.S. Trust had contractually committed to waive a portion of its fee and/or reimburse the Funds for a portion of their expenses to limit the Funds’ total operating expenses. In evaluating this information, the Board considered the nature and scope of services provided to the Funds. The Board also reviewed the fees charged by U.S. Trust to provide advisory services to other types of accounts with substantially similar investment objectives as the Funds and the differences in services and risks involved in managing such other accounts, including differences relating to compliance and regulatory burdens. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreements.

Profitability. With regard to profitability, the Board considered the compensation flowing to U.S. Trust and its affiliates, directly or indirectly. In this connection, the Board reviewed management’s

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profitability analyses. The Board also considered any other benefits derived by U.S. Trust from its relationship with the Funds, such as whether, by virtue of its management of the Funds, it obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to U.S. Trust and its affiliates, the Board considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of U.S. Trust is reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale. The Board considered the existence of any economies of scale and whether those economies are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by U.S. Trust. In this regard, and consistent with their consideration of fund expenses, the Board considered that U.S. Trust has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Board also reviewed asset flows in the Funds, noting that a relatively few number of Funds had experienced significant asset growth, while most of the Funds had experienced only moderate growth, if any. After reviewing such information, the Board determined not to seek advisory fee breakpoints at this time. The Board noted that it would continue to monitor the growth in assets of the Funds as compared to expenses and asked U.S. Trust and Columbia to continue to monitor the Funds’ expenses and asset sizes in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreements and concluded that the compensation under the Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

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PROXY VOTING RESULTS

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100

IMPORTANT INFORMATION ABOUT THIS REPORT

Excelsior Retirement Shares

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Excelsior Retirement Shares.

A description of the policies and procedures that each fund use to determine how to vote proxies and a copy of the fund’s voting records are available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the Funds carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA” and together with USTNA, the “Advisor”) is the investment advisor to the Funds. USTNA is a wholly owned subsidiary of U.S. Trust Corporation (“U.S. Trust”). USTA is a wholly owned subsidiary of USTNA. Excelsior Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management. USTA, USTNA and Columbia Management Distributor, Inc. are affiliates of Bank of America Corporation.

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/136416-0907 (11/07) 07/46193

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to Registrant or any affiliated person thereof (“Covered Persons”) under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 (“1940 Act”) provides that neither the Agreement and Declaration of Trust nor the Bylaws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“disinterested, non-party trustees”), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys’ fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive. Registrant has also entered into Indemnification Agreements with each of its trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Registrant’s investment adviser, Columbia Management Advisors, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Advisors, LLC.

Item 16.	Exhibits

(1)(a)	Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

(1)(b)	Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

(2)	Amended and Restated Bylaws of Registrant. (2)

(3)	Not applicable.

(4)(a)	Form of Agreement and Plan of Reorganization. Filed as Appendix A-1 to Part A hereof.

(4)(b)	Form of Agreement and Plan of Reorganization. Filed as Appendix A-2 to Part A hereof.

(5)	Not applicable.

(6)(a)	Management Agreement between Registrant (f/k/a Columbia Funds Trust IX) and Columbia Management Advisors, LLC (f/k/a Columbia Management Advisors, Inc.) dated November 1, 2003 (Columbia High Yield Municipal Fund). (3)

(6)(b)	Management Agreement between Registrant and Columbia Management Advisors, LLC (f/k/a Columbia Management Advisors, Inc.) dated September 15, 2005 (Columbia Strategic Income Fund). (1)

(6)(c)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Balanced Fund). (4)

(6)(d)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Conservative High Yield Fund). (4)

(6)(e)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Greater China Fund). (4)

(6)(f)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Mid Cap Growth Fund). (4)

(6)(g)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Oregon Intermediate Municipal Bond Fund). (4)

(6)(h)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Real Estate Equity Fund). (4)

(6)(i)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Small Cap Growth Fund I). (4)

(6)(j)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Strategic Investor Fund). (4)

(6)(k)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Technology Fund). (4)

(6)(l)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Asset Allocation Fund, Columbia Small Cap Core Fund, Columbia Dividend Income Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Large Cap Growth Fund). (4)

(6)(m)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Income Fund and Columbia Intermediate Bond Fund). (4)

(6)(n)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia U.S. Treasury Index Fund). (4)

(6)(o)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia World Equity Fund). (4)

(6)(p)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Core Bond Fund). (4)

(6)(q)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia High Yield Opportunity Fund). (4)

(6)(r)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Small Cap Value Fund I). (4)

(6)(s)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Liberty Fund). (4)

(6)(t)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund). (5)

(6)(u)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Connecticut Intermediate Municipal Bond Fund). (4)

(6)(v)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Massachusetts Intermediate Municipal Bond Fund). (5)

(6)(w)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia New Jersey Intermediate Municipal Bond Fund). (4)

(6)(x)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia New York Intermediate Municipal Bond Fund). (5)

(6)(y)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Rhode Island Intermediate Municipal Bond Fund). (5)

(6)(z)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Tax-Exempt Fund). (5)

(6)(aa)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Federal Securities Fund). To be filed by amendment.

(6)(bb)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia International Stock Fund). To be filed by amendment.

(6)(cc)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Intermediate Municipal Bond Fund). Filed herewith.

(6)(dd)	Form of Management Agreement between Registrant and Columbia Management Advisors, LLC (Columbia Blended Equity Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia International Growth Fund, Columbia Select Growth Fund, Columbia Pacific/ Asia Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia Select Opportunities Fund and Columbia Mid Cap Value and Restructuring Fund). Filed herewith.

(7)(a)	Distribution Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (5)

(7)(b)	Shareholder Servicing Plan Implementation Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (2)

(8)	Not applicable.

(9)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005. (6)

(10)(a)	Distribution Plan pursuant to Rule 12b-1. Filed herewith.

(10)(b)	Plan pursuant to Rule 18f-3(d). Filed herewith.

(11)	Opinion and Consent of Ropes & Gray, LLP. Filed herewith.

(12)	Opinion of Ropes & Gray, LLP. To be filed by amendment.

(13)(a)	Administrative Agreement between Registrant and Columbia Management Advisors, LLC dated as of May 1, 2006. (5)

(13)(b)	Form of amendment to Administrative Agreement between Registrant and Columbia Management Advisors, LLC. To be filed by amendment.

(13)(c)	Financial Reporting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006. Filed herewith.

(13)(d)	Form of notice and acceptance regarding Financial Reporting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company. To be filed by amendment.

(13)(e)	Accounting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006. Filed herewith.

(13)(f)	Form of notice and acceptance regarding Accounting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company. To be filed by amendment.

(13)(g)	Pricing and Bookkeeping Oversight and Services Agreement between Registrant and Columbia Management Advisors, LLC dated as of December 15, 2006. Filed herewith.

(13)(h)	Letter agreement regarding Pricing and Bookkeeping Oversight and Services Agreement dated March 30, 2007. Filed herewith.

(13)(i)	Amendment to Pricing and Bookkeeping Oversight and Services Agreement dated as of June 29, 2007. Filed herewith.

(13)(j)	Form of amendment to Pricing and Bookkeeping Oversight and Services Agreement between Registrant and Columbia Management Advisors, LLC. To be filed by amendment.

(13)(k)	Transfer, Dividend Disbursing and Shareholders’ Servicing Agreement between Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. dated as of May 1, 2006. (5)

(13)(l)	Form of amendment to Transfer, Dividend Disbursing and Shareholders’ Servicing Agreement between Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. To be filed by amendment.

(13)(m)	Amended and Restated Credit Agreement dated as of October 19, 2006 by and among Registrant and certain other trusts party thereto, on behalf of certain of their series listed on Schedule A thereto, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of certain of their series listed on Schedule B thereto, Lloyds TSB Bank plc, Société Générale, New York Branch, Banco Bilbao Vizcaya Argentaria S.A., State Street Bank and Trust Company, individually, State Street Bank and Trust Company, as administrative agent for each of the banks party thereto, and State Street Bank and Trust Company, as operations agent for each of the banks party thereto. Filed herewith.

(13)(n)	Amendment Agreement No. 1 and Instrument of Adherence dated as of October 18, 2007 by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, the banks party thereto, State Street Bank and Trust Company, as operations agent for itself and the banks party thereto, and State Street Bank and Trust Company, as administrative agent for itself and the banks party thereto. Filed herewith.

(13)(o)	Letter agreement dated as of September 19, 2005, by and among Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. Filed herewith.

(13)(p)	Letter agreement dated as of February 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. Filed herewith.

(13)(q)	Letter agreement dated as of June 7, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. Filed herewith.

(13)(r)	Letter agreement dated as of September 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. Filed herewith.

(13)(s)	Letter agreement dated as of October 19, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, Bank of America Funds Trust, Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. Filed herewith.

(13)(t)	Letter agreement dated as of September 17, 2007, by and among Registrant, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. Filed herewith.

(13)(u)	Letter agreement dated as of October 18, 2007, by and among Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, as set forth on Appendix I to the Sixth Amendment Agreement, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, as set forth on Appendix I thereto, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. Filed herewith.

(13)(v)	Form of Indemnification Agreement. (2)

(13)(w)	Code of Ethics as revised January 3, 2006. (1)

(13)(x)	Code of Ethics of Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated January 1, 2006. (7)

(14)	Consents of Independent Registered Public Accounting Firm. Filed herewith.

(15)	Not applicable.

(16)	Power of Attorney. Filed herewith.

(17)	Not applicable.

1.	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about September 16, 2005.
2.	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about March 24, 2006.
3.	Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about October 28, 2004.
4.	Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about October 27, 2006.
5.	Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about March 29, 2007.
6.	Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement of Columbia Funds Trust XI on Form N-1A (File Nos. 33-11351 and 811-7978), filed with the Commission on or about January 27, 2006.
7.	Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement of Columbia Funds Trust I on Form N-1A (File Nos. 2-99356 and 811-04367), filed with the Commission on or about September 28, 2007.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Series Trust I, in the City of Boston and The Commonwealth of Massachusetts, on the 14th day of December, 2007.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Christopher L. Wilson
Name:	Christopher L. Wilson
Title:	President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher L. Wilson
Christopher L. Wilson	President (Chief Executive Officer)	December 14, 2007

/s/ J. Kevin Connaughton
J. Kevin Connaughton	Treasurer (Principal Financial Officer)	December 14, 2007

/s/ Michael G. Clarke
Michael G. Clarke	Chief Accounting Officer (Principal Accounting Officer)	December 14, 2007

/s/ Douglas A. Hacker*
Douglas A. Hacker	Trustee	December 14, 2007

/s/ Janet Langford Kelly
Janet Langford Kelly	Trustee	December 14, 2007

/s/ Richard W. Lowry*
Richard W. Lowry	Trustee	December 14, 2007

/s/ William E. Mayer*
William E. Mayer	Trustee	December 14, 2007

/s/ Charles R. Nelson*
Charles R. Nelson	Trustee	December 14, 2007

/s John J. Neuhauser*
John J. Neuhauser	Trustee	December 14, 2007

/s/ Patrick J. Simpson*
Patrick J. Simpson	Trustee	December 14, 2007

/s/ Thomas E. Stitzel*
Thomas E. Stitzel	Trustee	December 14, 2007

/s/ Thomas C. Theobald*
Thomas C. Theobald	Trustee	December 14, 2007

/s/ Anne-Lee Verville*
Anne-Lee Verville	Trustee	December 14, 2007

Rodman L. Drake	Trustee	December 14, 2007

Morrill Melton Hall, Jr.	Trustee	December 14, 2007

John D. Collins	Trustee	December 14, 2007

Johnathan Piel	Trustee	December 14, 2007

*By:	/s/ Peter T. Fariel **
Peter T. Fariel
Attorney-in-Fact**
December 14, 2007

**Executed by Peter T. Fariel on behalf of

those indicated pursuant to a Power of Attorney

dated October 10, 2007 filed herewith as

Exhibit 16.

INDEX TO EXHIBITS

Exhibit Name:

(6)(cc) Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Intermediate Municipal Bond Fund).

(6)(dd) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC (Columbia Blended Equity Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia International Growth Fund, Columbia Select Growth Fund, Columbia Pacific/ Asia Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia Select Opportunities Fund and Columbia Mid Cap Value and Restructuring Fund).

(10)(a) Distribution Plan pursuant to Rule 12b-1, as amended to date.

(10)(b) Plan pursuant to Rule 18f-3(d), as amended to date.

(11) Opinion and Consent of Ropes & Gray, LLP.

(13)(c) Financial Reporting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006.

(13)(e) Accounting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006.

(13)(g) Pricing and Bookkeeping Oversight and Services Agreement between Registrant and Columbia Management Advisors, LLC dated as of December 15, 2006.

(13)(h) Letter agreement regarding Pricing and Bookkeeping Oversight and Services Agreement dated as of June 29, 2007.

(13)(i) Amendment to Pricing and Bookkeeping Oversight and Services Agreement dated as of June 29, 2007.

(13)(m) Amended and Restated Credit Agreement dated as of October 19, 2006 by and among Registrant and certain other trusts party thereto, on behalf of certain of their series listed on Schedule A thereto, Columbia Fund

Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of certain of their series listed on Schedule B thereto, Lloyds TSB Bank plc, Société Générale, New York Branch, Banco Bilbao Vizcaya Argentaria S.A., State Street Bank and Trust Company, individually, State Street Bank and Trust Company, as administrative agent for each of the banks party thereto, and State Street Bank and Trust Company, as operations agent for each of the banks party thereto.

(13)(n) Amendment Agreement No. 1 and Instrument of Adherence dated as of October 18, 2007 by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, the banks party thereto, State Street Bank and Trust Company, as operations agent for itself and the banks party thereto, and State Street Bank and Trust Company, as administrative agent for itself and the banks party thereto.

(13)(o) Letter agreement dated as of September 19, 2005, by and among Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian.

(13)(p) Letter agreement dated as of February 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company.

(13)(q) Letter agreement dated as of June 7, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company.

(13)(r) Letter agreement dated as of September 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company.

(13)(s) Letter agreement dated as of October 19, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, Bank of America Funds Trust, Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian.

(13)(t) Letter agreement dated as of September 17, 2007, by and among Registrant, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian.

(13)(u) Letter agreement dated as of October 18, 2007, by and among Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, as set forth on Appendix I to the Sixth Amendment Agreement, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, as set forth on Appendix I thereto, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian.

(14) Consents of independent registered public accounting firm.

(16). Power of Attorney.